UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices) (Zip Code)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (860) 843-9934

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F. Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

THE HARTFORD BALANCED ALLOCATION FUND 2013 Annual Report

The Hartford Balanced Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Balanced Allocation Fund inception 05/28/2004
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation and income.

Performance Overview 5/28/04 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Balanced Allocation A#	10.13%	10.74%	5.65%
Balanced Allocation A##	4.07%	9.50%	5.02%
Balanced Allocation B#	9.31%	9.88%	4.96%*
Balanced Allocation B##	4.31%	9.60%	4.96%*
Balanced Allocation C#	9.34%	9.94%	4.88%
Balanced Allocation C##	8.34%	9.94%	4.88%
Balanced Allocation I#	10.53%	11.08%	5.89%
Balanced Allocation R3#	9.87%	10.38%	5.37%
Balanced Allocation R4#	10.18%	10.75%	5.64%
Balanced Allocation R5#	10.53%	11.05%	5.86%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.98%
MSCI All Country World Index	23.95%	14.09%	7.68%

▲	Inception: 05/28/2004
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Allocation Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Balanced Allocation Class A	1.24%	1.24%
Balanced Allocation Class B	2.04%	2.04%
Balanced Allocation Class C	1.98%	1.98%
Balanced Allocation Class I	0.96%	0.96%
Balanced Allocation Class R3	1.58%	1.58%
Balanced Allocation Class R4	1.27%	1.27%
Balanced Allocation Class R5	0.97%	0.97%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Richard P. Meagher, CFA	Wendy M. Cromwell, CFA
Vice President, Asset Allocation Strategist and Portfolio Manager	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Balanced Allocation Fund returned 10.13%, before sales charge, for the twelve-month period ended October 31, 2013, versus the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index, which returned -1.08% and 23.95%, respectively,for the same period. The Fund underperformed the average return for the Lipper Mixed-Asset Target Moderate Funds category, a group of funds with investment strategies to that similar to that of the Fund, which returned 13.95%.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income assets experienced mixed performance during that period with major global government bond yields increasing over the period. Japanese yields were a notable exception as they continued to fall due to the Bank of Japan’s unprecedented monetary easing measures, which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected disrupted financial markets in May and June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data. Peripheral European spreads (especially in Ireland, Spain, and Italy) continued to tighten through the period.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Most spread sectors posted positive absolute returns and outpaced duration-equivalent government bonds, driven by signs of economic recovery across major economies, especially the Eurozone, China, Australia, and the UK.

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the US on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7th and funded the government through January 15th, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. In Japan, stocks soared amid the aforementioned aggressive spending program by the Bank of Japan. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

There are two main drivers of fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from asset allocation

3

The Hartford Balanced Allocation Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to the strategic allocation, the stock/bond mix of the Fund was approximately 55% equities and 45% fixed income. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation detracted from benchmark-relative performance. Exposure to TIPS and global nominal bonds detracted the most from benchmark-relative performance. Exposure to equities contributed to relative performance, specifically allocations to large-cap and mid-cap U.S. equities. An overweight to international equities was also additive.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed on a benchmark relative basis. Strong benchmark-relative performance in the Capital Appreciation, International Opportunities, and International Small Company Funds more than offset weak benchmark-relative results from the Global Real Asset, Alternative Strategies, and Dividend and Growth Funds.

What is the outlook?

During the period we modestly reduced exposure to fixed income funds and increased exposure to international equity funds. Although macro fundamentals are generally healthy, we believe short term risks are elevated given recent economic uncertainty. Despite the short term uncertainty, we believe that expectations for growth are too low for developed markets, which we believe has the potential to be a positive for developed equity markets such as Europe and Japan. We continue to favor international equities over U.S. equities. We believe bouts of volatility may surface again given the macro concerns surrounding the repercussions of years of unprecedented accommodative central bank policy, but we remain constructive on the Fund’s positioning. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of October 31, 2013

Percentage of
Fund Name	Net Assets
The Hartford Alternative Strategies Fund, Class Y	10.0%
The Hartford Capital Appreciation Fund, Class Y	6.9
The Hartford Dividend and Growth Fund, Class Y	12.7
The Hartford Emerging Markets Research Fund, Class Y	5.5
The Hartford Global Real Asset Fund, Class Y	7.0
The Hartford Inflation Plus Fund, Class Y	13.0
The Hartford International Opportunities Fund, Class Y	13.0
The Hartford International Small Company Fund, Class Y	4.5
The Hartford MidCap Value Fund, Class Y	2.2
The Hartford Small Company Fund, Class Y	2.2
The Hartford Strategic Income Fund, Class Y	4.0
The Hartford Total Return Bond Fund, Class Y	8.0
The Hartford World Bond Fund, Class Y	11.0
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Balanced Allocation Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.0%
Alternative Strategy Funds - 17.0%
7,805	The Hartford Alternative Strategies Fund, Class Y		$78,367
5,299	The Hartford Global Real Asset Fund, Class Y		54,792
			133,159
	Total alternative strategy funds
	(cost $131,606)		$133,159

Domestic Equity Funds - 24.0%
1,089	The Hartford Capital Appreciation Fund, Class Y		$54,503
3,880	The Hartford Dividend and Growth Fund, Class Y		99,591
1,002	The Hartford MidCap Value Fund, Class Y		17,351
625	The Hartford Small Company Fund, Class Y		17,170
			188,615
	Total domestic equity funds
	(cost $134,017)		$188,615

International/Global Equity Funds - 23.0%
4,728	The Hartford Emerging Markets Research Fund, Class Y		$43,260
5,635	The Hartford International Opportunities Fund, Class Y		102,212
2,001	The Hartford International Small Company Fund, Class Y		35,486
			180,958
	Total international/global equity funds
	(cost $144,577)		$180,958

Taxable Fixed Income Funds - 36.0%
8,908	The Hartford Inflation Plus Fund, Class Y		$102,085
3,414	The Hartford Strategic Income Fund, Class Y		31,411
5,910	The Hartford Total Return Bond Fund, Class Y		62,822
8,118	The Hartford World Bond Fund, Class Y		86,380
			282,698
	Total taxable fixed income funds
	(cost $290,708)		$282,698

	Total investments in affiliated investment companies
	(cost $700,908)		$785,430

	Total long-term investments
	(cost $700,908)		$785,430

	Total investments
	(cost $700,908) ▲	100.0%	$785,430
	Other assets and liabilities	—%	(131)
	Total net assets	100.0%	$785,299

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $701,477 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$93,396
Unrealized Depreciation	(9,443)
Net Unrealized Appreciation	$83,953

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Balanced Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$785,430	$785,430	$–	$–
Total	$785,430	$785,430	$–	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Balanced Allocation Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $700,908)	$785,430
Receivables:
Investment securities sold	379
Fund shares sold	390
Dividends and interest	156
Other assets	50
Total assets	786,405
Liabilities:
Payables:
Investment securities purchased	158
Fund shares redeemed	731
Investment management fees	20
Administrative fees	3
Distribution fees	70
Accrued expenses	124
Total liabilities	1,106
Net assets	$785,299
Summary of Net Assets:
Capital stock and paid-in-capital	$699,935
Undistributed net investment income	—
Accumulated net realized gain	842
Unrealized appreciation of investments	84,522
Net assets	$785,299

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.86/$13.61
Shares outstanding	37,635
Net assets	$484,156
Class B: Net asset value per share	$12.75
Shares outstanding	3,326
Net assets	$42,407
Class C: Net asset value per share	$12.74
Shares outstanding	13,706
Net assets	$174,647
Class I: Net asset value per share	$12.88
Shares outstanding	749
Net assets	$9,649
Class R3: Net asset value per share	$12.74
Shares outstanding	3,258
Net assets	$41,503
Class R4: Net asset value per share	$12.86
Shares outstanding	1,772
Net assets	$22,776
Class R5: Net asset value per share	$12.89
Shares outstanding	788
Net assets	$10,161

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Allocation Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$12,449
Total investment income	12,449

Expenses:
Investment management fees	1,039
Administrative services fees
Class R3	81
Class R4	38
Class R5	10
Transfer agent fees
Class A	589
Class B	100
Class C	183
Class I	5
Class R3	1
Class R4	—
Class R5	—
Distribution fees
Class A	1,196
Class B	529
Class C	1,727
Class R3	202
Class R4	64
Custodian fees	—
Accounting services fees	95
Registration and filing fees	102
Board of Directors' fees	20
Audit fees	17
Other expenses	117
Total expenses	6,115
Net Investment Income	6,334
Net Realized Gain on Investments:
Capital gain distributions received from underlying affiliated funds	13,334
Net realized gain on investments in underlying affiliated funds	31,719
Net Realized Gain on Investments	45,053
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	23,244
Net Changes in Unrealized Appreciation of Investments	23,244
Net Gain on Investments	68,297
Net Increase in Net Assets Resulting from Operations	$74,631

The accompanying notes are an integral part of these financial statements.

8

The Hartford Balanced Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$6,334	$6,249
Net realized gain on investments	45,053	54,108
Net unrealized appreciation of investments	23,244	3,965
Net Increase in Net Assets Resulting from Operations	74,631	64,322
Distributions to Shareholders:
From net investment income
Class A	(12,808)	(6,237)
Class B	(1,353)	(569)
Class C	(3,977)	(1,283)
Class I	(209)	(94)
Class R3	(1,011)	(339)
Class R4	(872)	(442)
Class R5	(320)	(165)
Total distributions	(20,550)	(9,129)
Capital Share Transactions:
Class A	(22,803)	(61,468)
Class B	(25,277)	(19,281)
Class C	(7,970)	(6,919)
Class I	472	2,673
Class R3	96	7,052
Class R4	(15,000)	(2,642)
Class R5	(2,404)	(152)
Net decrease from capital share transactions	(72,886)	(80,737)
Net Decrease in Net Assets	(18,805)	(25,544)
Net Assets:
Beginning of period	804,104	829,648
End of period	$785,299	$804,104
Undistributed (distribution in excess of) net investment income	$—	$—

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Allocation Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Balanced Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds (“Underlying Funds”) and may invest in unaffiliated money market funds, certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the

10

“Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

11

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from

12

net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$14,294	$9,129
Long-Term Capital Gains ‡	6,256	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Long-Term Capital Gain	$1,411
Unrealized Appreciation *	83,953
Total Accumulated Earnings	$85,364

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$14,216
Accumulated Net Realized Gain (Loss)	(14,216)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

During the year ended October 31, 2013, the Fund utilized $26,216 of prior year capital loss carryforwards.

13

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $1,393 and contingent deferred sales charges of $58 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

6.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$162,030
Sales Proceeds Excluding U.S. Government Obligations	235,869

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	6,167	1,050	(9,055)	(1,838)	6,126	545	(11,962)	(5,291)
Amount	$75,890	$12,515	$(111,208)	$(22,803)	$70,870	$6,083	$(138,421)	$(61,468)
Class B
Shares	106	109	(2,274)	(2,059)	185	49	(1,892)	(1,658)
Amount	$1,275	$1,300	$(27,852)	$(25,277)	$2,123	$537	$(21,941)	$(19,281)
Class C
Shares	1,992	318	(2,961)	(651)	2,207	109	(2,905)	(589)
Amount	$24,341	$3,774	$(36,085)	$(7,970)	$25,300	$1,191	$(33,410)	$(6,919)
Class I
Shares	405	17	(387)	35	415	8	(185)	238
Amount	$4,954	$203	$(4,685)	$472	$4,739	$89	$(2,155)	$2,673
Class R3
Shares	680	84	(752)	12	1,382	30	(781)	631
Amount	$8,277	$1,000	$(9,181)	$96	$15,749	$335	$(9,032)	$7,052
Class R4
Shares	425	73	(1,728)	(1,230)	682	39	(948)	(227)
Amount	$5,261	$868	$(21,129)	$(15,000)	$7,849	$441	$(10,932)	$(2,642)
Class R5
Shares	137	27	(363)	(199)	148	15	(176)	(13)
Amount	$1,686	$320	$(4,410)	$(2,404)	$1,725	$164	$(2,041)	$(152)
Total
Shares	9,912	1,678	(17,520)	(5,930)	11,145	795	(18,849)	(6,909)
Amount	$121,684	$19,980	$(214,550)	$(72,886)	$128,355	$8,840	$(217,932)	$(80,737)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	388	$4,786
For the Year Ended October 31, 2012	196	$2,319

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8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

9.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

10.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Balanced Allocation Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2013
A	$12.00	$0.12	$1.07	$1.19	$(0.33)	$–	$(0.33)	$12.86	10.13%	$484,156	0.55%	0.55%	1.01%
B	11.93	0.05	1.04	1.09	(0.27)	–	(0.27)	12.75	9.31	42,407	1.37	1.37	0.38
C	11.93	0.03	1.06	1.09	(0.28)	–	(0.28)	12.74	9.34	174,647	1.28	1.28	0.27
I	11.99	0.14	1.10	1.24	(0.35)	–	(0.35)	12.88	10.53	9,649	0.24	0.24	1.18
R3	11.90	0.08	1.07	1.15	(0.31)	–	(0.31)	12.74	9.87	41,503	0.88	0.88	0.65
R4	11.99	0.17	1.02	1.19	(0.32)	–	(0.32)	12.86	10.18	22,776	0.58	0.58	1.36
R5	12.00	0.17	1.07	1.24	(0.35)	–	(0.35)	12.89	10.53	10,161	0.28	0.28	1.37

For the Year Ended October 31, 2012 (E)
A	$11.21	$0.11	$0.82	$0.93	$(0.14)	$–	$(0.14)	$12.00	8.41%	$473,562	0.55%	0.55%	0.99%
B	11.19	0.01	0.81	0.82	(0.08)	–	(0.08)	11.93	7.42	64,262	1.35	1.35	0.22
C	11.18	0.02	0.82	0.84	(0.09)	–	(0.09)	11.93	7.54	171,252	1.29	1.29	0.23
I	11.21	0.14	0.81	0.95	(0.17)	–	(0.17)	11.99	8.57	8,563	0.27	0.27	1.11
R3	11.14	0.07	0.81	0.88	(0.12)	–	(0.12)	11.90	7.94	38,637	0.89	0.89	0.57
R4	11.21	0.11	0.81	0.92	(0.14)	–	(0.14)	11.99	8.31	35,982	0.58	0.58	0.93
R5	11.21	0.14	0.82	0.96	(0.17)	–	(0.17)	12.00	8.63	11,846	0.28	0.28	1.25

For the Year Ended October 31, 2011 (E)
A	$11.03	$0.17	$0.21	$0.38	$(0.20)	$–	$(0.20)	$11.21	3.39%	$501,962	0.54%	0.54%	1.45%
B	11.00	0.07	0.22	0.29	(0.10)	–	(0.10)	11.19	2.64	78,784	1.33	1.33	0.66
C	10.99	0.08	0.22	0.30	(0.11)	–	(0.11)	11.18	2.72	167,049	1.28	1.28	0.71
I	11.02	0.19	0.23	0.42	(0.23)	–	(0.23)	11.21	3.81	5,333	0.24	0.24	1.72
R3	10.96	0.13	0.21	0.34	(0.16)	–	(0.16)	11.14	3.12	29,124	0.88	0.88	1.06
R4	11.02	0.17	0.21	0.38	(0.19)	–	(0.19)	11.21	3.46	36,188	0.57	0.57	1.33
R5	11.03	0.19	0.22	0.41	(0.23)	–	(0.23)	11.21	3.67	11,208	0.27	0.27	1.73

For the Year Ended October 31, 2010 (E)
A	$9.79	$0.15	$1.24	$1.39	$(0.15)	$–	$(0.15)	$11.03	14.33%	$519,328	0.54%	0.54%	1.48%
B	9.76	0.07	1.24	1.31	(0.07)	–	(0.07)	11.00	13.44	91,904	1.35	1.35	0.68
C	9.75	0.08	1.24	1.32	(0.08)	–	(0.08)	10.99	13.55	175,611	1.29	1.29	0.74
I	9.78	0.18	1.24	1.42	(0.18)	–	(0.18)	11.02	14.65	3,685	0.28	0.28	1.73
R3	9.74	0.13	1.23	1.36	(0.14)	–	(0.14)	10.96	14.02	18,235	0.88	0.88	1.06
R4	9.78	0.15	1.24	1.39	(0.15)	–	(0.15)	11.02	14.32	19,647	0.58	0.58	1.45
R5	9.79	0.18	1.24	1.42	(0.18)	–	(0.18)	11.03	14.64	13,874	0.28	0.28	1.76

See Portfolio Turnover information on the next page.

18

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2009 (E)
A	$8.48	$0.19	$1.30	$1.49	$(0.18)	$–	$(0.18)	$9.79	18.01%	$483,316	0.58%	0.58%	2.20%
B	8.45	0.12	1.30	1.42	(0.11)	–	(0.11)	9.76	17.15	95,125	1.42	1.38	1.41
C	8.45	0.12	1.30	1.42	(0.12)	–	(0.12)	9.75	17.07	169,306	1.34	1.34	1.46
I	8.47	0.24	1.28	1.52	(0.21)	–	(0.21)	9.78	18.39	2,079	0.28	0.28	3.01
R3	8.44	0.15	1.30	1.45	(0.15)	–	(0.15)	9.74	17.52	1,381	0.96	0.96	1.47
R4	8.47	0.19	1.30	1.49	(0.18)	–	(0.18)	9.78	18.04	13,518	0.59	0.59	2.08
R5	8.48	0.21	1.31	1.52	(0.21)	–	(0.21)	9.79	18.37	13,104	0.29	0.29	2.22

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	21%
For the Year Ended October 31, 2012	79
For the Year Ended October 31, 2011	36
For the Year Ended October 31, 2010	25
For the Year Ended October 31, 2009	17

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Balanced Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

20

The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

22

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Balanced Allocation Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

24

The Hartford Balanced Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,029.60	$2.81	$1,000.00	$1,022.43	$2.80	0.55%	184	365
Class B	$1,000.00	$1,024.90	$6.99	$1,000.00	$1,018.30	$6.96	1.37	184	365
Class C	$1,000.00	$1,025.80	$6.56	$1,000.00	$1,018.73	$6.53	1.28	184	365
Class I	$1,000.00	$1,031.20	$1.21	$1,000.00	$1,024.01	$1.21	0.24	184	365
Class R3	$1,000.00	$1,028.20	$4.50	$1,000.00	$1,020.77	$4.48	0.88	184	365
Class R4	$1,000.00	$1,029.60	$2.96	$1,000.00	$1,022.29	$2.95	0.58	184	365
Class R5	$1,000.00	$1,031.20	$1.42	$1,000.00	$1,023.81	$1.42	0.28	184	365

25

The Hartford Balanced Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Balanced Allocation Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

26

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management as sub-adviser in 2012. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

27

The Hartford Balanced Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative

28

Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

The Hartford Balanced Allocation Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

30

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-BA13 12/13 113962-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD BALANCED FUND 2013 Annual Report

The Hartford Balanced Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Balanced Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
Balanced A#	17.40%	13.27%	5.74%
Balanced A##	10.94%	11.99%	5.14%
Balanced B#	16.43%	12.29%	5.06%*
Balanced B##	11.43%	12.04%	5.06%*
Balanced C#	16.58%	12.41%	4.99%
Balanced C##	15.58%	12.41%	4.99%
Balanced R3#	17.11%	13.02%	5.70%
Balanced R4#	17.55%	13.33%	5.91%
Balanced R5#	17.81%	13.67%	6.13%
Balanced Y#	17.92%	13.77%	6.19%
Balanced Fund Blended Index	15.09%	11.65%	6.50%
Barclays Government/Credit Bond Index	-1.45%	6.43%	4.74%
S&P 500 Index	27.18%	15.17%	7.46%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Balanced Fund Blended Index is a blended index comprised of the following indices: S&P 500 (60%), Barclays Government/Credit Bond (35%) and 90-day Treasury Bill (5%).

Barclays Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Balanced Class A	1.18%	1.24%
Balanced Class B	2.05%	2.24%
Balanced Class C	1.92%	1.92%
Balanced Class R3	1.40%	1.56%
Balanced Class R4	1.10%	1.16%
Balanced Class R5	0.80%	0.88%
Balanced Class Y	0.75%	0.75%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
John C. Keogh	Karen H. Grimes, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Balanced Fund returned 17.40%, before sales charge, for the twelve-month period ended October 31, 2013, versus the Fund’s benchmarks, the Barclays Government/Credit Bond Index and the S&P 500 Index, which returned -1.45% and 27.18%, respectively, for the same period. The Fund underperformed the 18.19% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. Additionally, investors were emboldened by European Central Bank President Mario Draghi’s statement that the bank will keep interest rates “at present or lower levels for an extended period.” In Japan, stocks soared amid the Bank of Japan’s aggressive spending program, aimed at reversing deflation and fueling economic growth.

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines.

Despite clear signs of political dysfunction in Washington, U.S. equities surged during the period (+27%) and reached a new all-time high during October (as measured by the S&P 500 Index). From its closing low on March 9, 2009, the S&P 500 ended October 2013 up over 159%.

Equity markets, as measured by the S&P 500 Index, returned (+27%) during the period. Within the S&P 500 Index, Consumer Discretionary (+40%), Industrials (+36%), and Health Care (+34%) posted the largest gains while Utilities (+10%), Telecommunication Services (+13%), and Energy (+19%) lagged the broader index.

The bond market, as measured by the Barclays Government/Credit Bond Index, returned -1.5% during the period. The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Many of the major fixed income sectors, with the exception of commercial mortgage backed securities (CMBS), high yield, and bank loans, posted negative absolute returns due to the rise in rates. Most sectors outperformed Treasuries on a duration-adjusted basis as credit spreads tightened.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity and fixed income portions of the Fund both outperformed their respective benchmarks. Asset allocation also contributed positively to benchmark-relative

3

The Hartford Balanced Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

results as the Fund was generally overweight in equities relative to the benchmark in an environment where equities outperformed.

Equity outperformance versus the benchmark was driven primarily by security selection, as a result of strong selection in the Financials, Industrials, and Utilities sectors. Weak security selection within the Consumer Discretionary and Information Technology sectors detracted from benchmark-relative returns during the period. Equity sector allocation, which is a result of bottom-up stock selection, contributed to benchmark-relative performance due to an underweight to the weak performing Utilities and Telecommunication Services and an overweight to the strong performing Health Care sector.

Top contributors to relative performance in the equity portion of the Fund during the period were Celgene (Health Care), IBM (Information Technology), and Lowe’s (Consumer Discretionary). Shares of Celgene, a global biopharmaceutical company, moved higher as several pipeline drugs were approved by regulators improving the prospects for diversification of earnings. Shares of IBM, a provider of information technology products and services worldwide, fell after the company reported weaker-than-expected sales, in part due to a weak IT spending environment, disappointing results from the hardware business, and poor performance in China. Not owning the stock positively contributed to relative performance during the period. Shares of Lowe’s, a U.S.-based home improvement retailer, outperformed as management raised full-year earnings guidance, sending the stock higher. The Fund’s holding in Google (Information Technology) also contributed positively to the Fund’s returns on an absolute basis.

Stocks that detracted the most from relative returns in the equity portion of the Fund during the period were Merck (Health Care), Mosaic (Materials), and Statoil (Energy). Shares of Merck, a global pharmaceutical company, underperformed after R&D disappointments and earnings erosion due to generic competition over the course of the year. Shares of Mosaic, a U.S.-based producer of phosphate and potash fertilizer nutrients, fell as investors became concerned about the future of potash pricing after a Russian potash producer cut prices meaningfully. Shares of Statoil, an integrated energy company, fell throughout the period due to pressures in the European gas market as a result of economic contraction and the success of alternative forms of energy. Our position in Apple (Information Technology) also detracted from absolute returns.

The fixed income portion of the Fund also outperformed its benchmark during the period. Security selection within the investment grade corporate bond sector, led by financials, was the primary driver of the outperformance. Corporate bonds rose during the period fueled by investors’ ongoing search for yield. The Fund’s short duration positioning also contributed to benchmark-relative results, as rates increased over the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Longer-term global interest rates continued their march higher and risk assets recovered from the early summer sell-off as the market adjusted its expectations of the U.S. Federal Reserve (Fed) tapering and as economic data pointed to continued momentum in the global economic recovery. U.S. Federal government spending has been consolidating this year, and we expect the recent partial government shutdown is likely to cut into fourth quarter activity. Still, we have a positive outlook for the U.S. economy based on our expectation for stronger growth, a lower fiscal deficit, but limited inflationary pressures.

Within the equity portion of the portfolio, we ended the period most overweight in the Health Care, Information Technology, and Financials sectors while we were most underweight in the Consumer Staples, Telecommunication Services, and Utilities sectors. We continue to see a supportive environment for equities and we view corrections in this environment as buying opportunities when the investment case aligns with our investment strategy.

Within the fixed income portion of the Fund, we ended the period with a slightly short duration bias. U.S. economic data suggests rates should move higher in the future. However, in the near term, we believe yields could stay low for slightly longer than currently anticipated by markets. At the end of the period we continued to be positioned with modest underweights to the government and investment grade credit sectors. Within investment grade credit, we favored financial companies, which have de-levered significantly. We also maintained our overweight to taxable municipals and a modest allocation to agency mortgage backed securities (MBS) where the Fed continues to be the largest buyer and volatility remains low.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of October 31, 2013, the Fund’s equity exposure was at 68% compared to 60% in its benchmark and at the upper end of the Fund’s 50-70% range.

4

Diversification by Security Type

as of October 31, 2013

Category	Percentage of Net Assets
Equity Securities
Common Stocks	68.4%
Total	68.4%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.2%
Corporate Bonds	9.3
Municipal Bonds	0.9
U.S. Government Agencies	3.0
U.S. Government Securities	15.5
Total	28.9%
Short-Term Investments	4.4%
Other Assets and Liabilities	(1.7)
Total	100.0%

Distribution by Credit Quality

as of October 31, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.2%
Aa / AA	1.5
A	3.9
Baa / BBB	4.7
Ba / BB	0.1
U.S. Government Agencies and Securities	18.5
Non-Debt Securities and Other Short-Term Instruments	72.8
Other Assets and Liabilities	(1.7)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like Short-Term Instruments and U.S. Government Agencies and Securities) for which Moody’s and S&P have not issued long-term credit ratings. Although Moody's and S&P individually rate U.S. Government Agencies and Securities, these securities are included in the "U.S. Government Agencies and Securities" category for the purposes of the table.

5

The Hartford Balanced Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 68.4%
	Automobiles and Components - 0.7%
270	Ford Motor Co.	$4,621

	Banks - 3.7%
107	BB&T Corp.	3,645
101	PNC Financial Services Group, Inc.	7,449
308	Wells Fargo & Co.	13,157
		24,251
	Capital Goods - 5.5%
73	3M Co.	9,149
34	Boeing Co.	4,424
94	Ingersoll-Rand plc	6,321
115	PACCAR, Inc.	6,411
60	Stanley Black & Decker, Inc.	4,730
46	United Technologies Corp.	4,887
		35,922
	Consumer Durables and Apparel - 0.5%
27	PVH Corp.	3,413

	Diversified Financials - 6.3%
37	Ameriprise Financial, Inc.	3,670
23	BlackRock, Inc.	6,828
166	Citigroup, Inc.	8,073
30	Goldman Sachs Group, Inc.	4,874
165	Invesco Ltd.	5,582
248	JP Morgan Chase & Co.	12,782
		41,809
	Energy - 7.0%
70	Anadarko Petroleum Corp.	6,651
175	BG Group plc	3,571
96	BP plc ADR	4,483
55	Chevron Corp.	6,550
18	EOG Resources, Inc.	3,193
98	Exxon Mobil Corp.	8,765
106	Halliburton Co.	5,637
48	Occidental Petroleum Corp.	4,621
69	Southwestern Energy Co. ●	2,576
		46,047
	Food and Staples Retailing - 1.0%
109	CVS Caremark Corp. ●	6,811

	Food, Beverage and Tobacco - 3.5%
32	Anheuser-Busch InBev N.V. ADR	3,361
36	Diageo plc ADR	4,529
52	Kraft Foods Group, Inc.	2,844
37	PepsiCo, Inc.	3,120
48	Philip Morris International, Inc.	4,296
120	Unilever N.V. NY Shares ADR	4,754
		22,904
	Health Care Equipment and Services - 2.5%
81	Baxter International, Inc.	5,335
92	Covidien plc	5,905
81	UnitedHealth Group, Inc.	5,515
		16,755
	Insurance - 2.5%
107	American International Group, Inc.	5,527
163	Marsh & McLennan Cos., Inc.	7,442
110	Unum Group	3,487
		16,456
	Materials - 1.9%
120	Dow Chemical Co.	4,717
98	International Paper Co.	4,376
60	Nucor Corp.	3,116
		12,209
	Media - 2.9%
57	CBS Corp. Class B	3,383
117	Comcast Corp. Class A	5,581
112	Thomson Reuters Corp.	4,223
87	Walt Disney Co.	5,995
		19,182
	Pharmaceuticals, Biotechnology and Life Sciences - 9.5%
74	Agilent Technologies, Inc.	3,756
44	Amgen, Inc.	5,116
80	Bristol-Myers Squibb Co.	4,223
39	Celgene Corp. ●	5,806
202	Daiichi Sankyo Co., Ltd.	3,751
61	Gilead Sciences, Inc. ●	4,295
28	Johnson & Johnson	2,574
224	Merck & Co., Inc.	10,118
96	Pfizer, Inc.	2,940
27	Roche Holding AG	7,557
90	UCB S.A.	5,904
67	Vertex Pharmaceuticals, Inc. ●	4,783
55	Zoetis, Inc.	1,754
		62,577
	Retailing - 4.1%
2,007	Allstar Co. ⌂●†	3,690
12	AutoZone, Inc. ●	5,390
2,225	Buck Holdings L.P. ⌂●†	159
70	Kohl's Corp.	3,959
195	Lowe's Co., Inc.	9,692
67	Nordstrom, Inc.	4,076
		26,966
	Semiconductors and Semiconductor Equipment - 3.4%
115	Analog Devices, Inc.	5,674
228	Intel Corp.	5,570
194	Maxim Integrated Products, Inc.	5,753
113	Xilinx, Inc.	5,137
		22,134
	Software and Services - 6.0%
78	Accenture plc	5,726
49	Automatic Data Processing, Inc.	3,651
96	eBay, Inc. ●	5,039
10	Google, Inc. ●	10,203
302	Microsoft Corp.	10,672
191	Symantec Corp.	4,348
		39,639
	Technology Hardware and Equipment - 4.9%
22	Apple, Inc. ●	11,701
489	Cisco Systems, Inc.	11,005
283	EMC Corp.	6,802
38	Qualcomm, Inc.	2,626
		32,134
	Telecommunication Services - 0.4%
81	Vodafone Group plc ADR	2,979

	Transportation - 0.9%
46	FedEx Corp.	5,974

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 68.4% - (continued)
	Utilities - 1.2%
90	NextEra Energy, Inc.	$7,628

	Total common stocks
	(cost $318,963)	$450,411

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.2%
	Computer and Electronic Product Manufacturing - 0.1%
	SBA Tower Trust
$370	4.25%, 04/15/2015 ■Δ	$377

	Finance and Insurance - 0.1%
	Ally Master Owner Trust
900	1.54%, 09/15/2019	894

	Total asset & commercial mortgage backed securities
	(cost $1,270)	$1,271

CORPORATE BONDS - 9.3%
	Air Transportation - 0.3%
	Continental Airlines, Inc.
$649	5.98%, 04/19/2022	$704
	Southwest Airlines Co.
400	5.75%, 12/15/2016	448
539	6.15%, 08/01/2022	619
		1,771
	Arts, Entertainment and Recreation - 0.8%
	CBS Corp.
1,270	3.38%, 03/01/2022	1,241
30	4.30%, 02/15/2021	32
105	5.75%, 04/15/2020	119
	Comcast Corp.
200	4.50%, 01/15/2043	192
310	4.65%, 07/15/2042	302
1,000	5.90%, 03/15/2016	1,117
	DirecTV Holdings LLC
665	6.38%, 03/01/2041	682
	Discovery Communications, Inc.
55	3.25%, 04/01/2023	52
65	4.88%, 04/01/2043	62
45	4.95%, 05/15/2042	43
	News America, Inc.
80	4.00%, 10/01/2023 ■	81
220	4.50%, 02/15/2021	237
	Time Warner Cable, Inc.
780	5.85%, 05/01/2017	859
	Viacom, Inc.
145	3.88%, 12/15/2021	146
215	4.88%, 06/15/2043	197
		5,362
	Beverage and Tobacco Product Manufacturing - 0.4%
	Altria Group, Inc.
350	4.50%, 05/02/2043	310
520	4.75%, 05/05/2021	560
	Anheuser-Busch InBev Worldwide, Inc.
610	7.75%, 01/15/2019	773
	BAT International Finance plc
565	3.25%, 06/07/2022 ■	557
	Diageo Capital plc
370	2.63%, 04/29/2023	346
	Molson Coors Brewing Co.
12	2.00%, 05/01/2017	12
180	3.50%, 05/01/2022	181
85	5.00%, 05/01/2042	85
		2,824
	Couriers and Messengers - 0.0%
	FedEx Corp.
50	2.63%, 08/01/2022	46
80	2.70%, 04/15/2023	74
		120
	Finance and Insurance - 4.5%
	ACE INA Holdings, Inc.
125	5.88%, 06/15/2014	129
	American Express Centurion Bank
1,200	6.00%, 09/13/2017	1,397
	American International Group, Inc.
180	4.13%, 02/15/2024	185
	Avalonbay Communities, Inc.
150	3.63%, 10/01/2020	154
	Bank of America Corp.
1,000	5.00%, 05/13/2021	1,100
1,200	5.42%, 03/15/2017	1,331
	Barclays Bank plc
350	2.38%, 01/13/2014	351
	BNP Paribas
65	3.25%, 03/03/2023	63
	BP Capital Markets plc
25	3.99%, 09/26/2023	26
575	4.75%, 03/10/2019	645
	Brandywine Operating Partnership L.P.
350	5.70%, 05/01/2017	389
	Capital One Financial Corp.
445	2.15%, 03/23/2015	452
	CDP Financial, Inc.
575	4.40%, 11/25/2019 ■	644
	Citigroup, Inc.
200	4.95%, 11/07/2043 ☼	199
800	5.85%, 08/02/2016	894
300	6.13%, 05/15/2018	349
97	6.88%, 03/05/2038	123
105	8.13%, 07/15/2039	148
	Credit Agricole S.A.
715	3.50%, 04/13/2015 ■	740
	Discover Financial Services, Inc.
645	6.45%, 06/12/2017	736
	Eaton Vance Corp.
99	6.50%, 10/02/2017	114
	Everest Reinsurance Holdings, Inc.
885	5.40%, 10/15/2014	921
	Ford Motor Credit Co. LLC
585	3.00%, 06/12/2017	609
	General Electric Capital Corp.
800	4.63%, 01/07/2021	878
925	5.88%, 01/14/2038	1,044

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 9.3% - (continued)
	Finance and Insurance - 4.5% - (continued)
	Goldman Sachs Group, Inc.
$275	3.63%, 01/22/2023	$268
250	3.70%, 08/01/2015	261
1,200	5.63%, 01/15/2017	1,335
470	6.25%, 02/01/2041	544
	HCP, Inc.
335	6.00%, 01/30/2017	378
	HSBC Holdings plc
450	6.10%, 01/14/2042	546
	ING Bank N.V.
900	3.75%, 03/07/2017 ■	952
	Jackson National Life Insurance Co.
1,200	8.15%, 03/15/2027 ■	1,473
	JP Morgan Chase & Co.
375	3.25%, 09/23/2022	362
475	3.70%, 01/20/2015	492
1,045	5.13%, 09/15/2014	1,085
230	5.40%, 01/06/2042	249
100	6.30%, 04/23/2019	119
	Liberty Mutual Group, Inc.
100	4.25%, 06/15/2023 ■	100
	Loews Corp.
165	2.63%, 05/15/2023	153
	Merrill Lynch & Co., Inc.
300	6.40%, 08/28/2017	349
	Morgan Stanley
550	5.75%, 01/25/2021	630
	National City Corp.
125	6.88%, 05/15/2019	150
	Nissan Motor Acceptance Corp.
700	1.80%, 03/15/2018 ■	688
	Nordea Bank AB
330	3.70%, 11/13/2014 ■	341
	PNC Funding Corp.
625	5.40%, 06/10/2014	643
	Prudential Financial, Inc.
300	4.50%, 11/15/2020	327
	Rabobank Netherlands
750	3.20%, 03/11/2015 ■	776
	Republic New York Capital I
250	7.75%, 11/15/2026	253
	Sovereign Bancorp, Inc.
1,000	8.75%, 05/30/2018	1,195
	Svenska Handelsbanken AB
550	4.88%, 06/10/2014 ■	565
	Wachovia Corp.
1,445	5.25%, 08/01/2014	1,495
100	5.75%, 06/15/2017	115
	WEA Finance LLC
250	7.13%, 04/15/2018 ■	300
	Wellpoint, Inc.
81	3.30%, 01/15/2023	78
		29,843
	Food Manufacturing - 0.3%
	ConAgra Foods, Inc.
50	1.90%, 01/25/2018	49
45	3.20%, 01/25/2023	43
	Kellogg Co.
725	4.00%, 12/15/2020	775
	Kraft Foods Group, Inc.
145	2.25%, 06/05/2017	148
90	3.50%, 06/06/2022	90
155	5.00%, 06/04/2042	156
	Mondelez International, Inc.
700	4.13%, 02/09/2016	747
		2,008
	Health Care and Social Assistance - 0.3%
	Amgen, Inc.
600	5.15%, 11/15/2041	605
	Catholic Health Initiatives
155	2.60%, 08/01/2018	158
	GlaxoSmithKline Capital, Inc.
460	2.80%, 03/18/2023	439
	Kaiser Foundation Hospitals
60	3.50%, 04/01/2022	59
115	4.88%, 04/01/2042	113
	McKesson Corp.
25	2.85%, 03/15/2023	23
	Merck & Co., Inc.
315	2.80%, 05/18/2023	301
125	4.15%, 05/18/2043	117
	Zoetis, Inc.
30	3.25%, 02/01/2023	29
35	4.70%, 02/01/2043	33
		1,877
	Information - 0.7%
	AT&T, Inc.
175	6.55%, 02/15/2039	196
	BellSouth Telecommunications, Inc.
250	7.00%, 12/01/2095	264
	Cox Communications, Inc.
255	4.50%, 06/30/2043 ■	211
45	4.70%, 12/15/2042 ■	38
	France Telecom S.A.
250	4.13%, 09/14/2021	258
	Verizon Communications, Inc.
490	3.50%, 11/01/2021	489
880	4.50%, 09/15/2020	953
130	4.75%, 11/01/2041	120
830	6.40%, 09/15/2033	939
730	6.55%, 09/15/2043	847
		4,315
	Mining - 0.1%
	BHP Billiton Finance USA Ltd.
335	3.85%, 09/30/2023	340
	Rio Tinto Finance USA Ltd.
365	2.25%, 12/14/2018	366
		706
	Miscellaneous Manufacturing - 0.0%
	United Technologies Corp.
65	3.10%, 06/01/2022	64

	Motor Vehicle and Parts Manufacturing - 0.2%
	Daimler Finance NA LLC
1,000	2.63%, 09/15/2016 ■	1,034

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 9.3% - (continued)
	Petroleum and Coal Products Manufacturing - 0.5%
	Atmos Energy Corp.
$1,160	6.35%, 06/15/2017	$1,339
	Gazprom Neft OAO via GPN Capital S.A.
200	4.38%, 09/19/2022 ■	188
	Motiva Enterprises LLC
80	5.75%, 01/15/2020 ■	92
	Shell International Finance B.V.
1,200	4.38%, 03/25/2020	1,326
		2,945
	Pipeline Transportation - 0.2%
	Kinder Morgan Energy Partners L.P.
1,000	6.95%, 01/15/2038	1,172

	Real Estate, Rental and Leasing - 0.1%
	ERAC USA Finance Co.
180	2.25%, 01/10/2014 ■	181
70	2.75%, 03/15/2017 ■	72
410	4.50%, 08/16/2021 ■	432
250	5.63%, 03/15/2042 ■	258
		943
	Retail Trade - 0.2%
	Amazon.com, Inc.
285	2.50%, 11/29/2022	263
	AutoZone, Inc.
200	3.13%, 07/15/2023	187
355	3.70%, 04/15/2022	350
	Lowe's Cos., Inc.
600	4.63%, 04/15/2020	670
		1,470
	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Procter & Gamble Co.
1,611	9.36%, 01/01/2021	2,061

	Transportation Equipment Manufacturing - 0.0%
	Kansas City Southern de Mexico S.A. de C.V.
35	2.35%, 05/15/2020	33

	Utilities - 0.4%
	Consolidated Edison Co. of NY
655	5.30%, 12/01/2016	740
	Indianapolis Power and Light
750	6.60%, 06/01/2037 ■	907
	Southern California Edison Co.
750	5.55%, 01/15/2037	850
		2,497
	Wholesale Trade - 0.0%
	Heineken N.V.
245	2.75%, 04/01/2023 ■	227
10	4.00%, 10/01/2042 ■	9
		236
	Total corporate bonds
	(cost $57,167)	$61,281

MUNICIPAL BONDS - 0.9%
	General Obligations - 0.2%
	California State GO, Taxable,
$250	7.55%, 04/01/2039	$338
	Chicago, IL, Metropolitan Water Reclamation GO,
130	5.72%, 12/01/2038	141
	Los Angeles, CA, USD GO,
800	5.75%, 07/01/2034	901
		1,380
	Health Care/Services - 0.1%
	University of California, Regents MedCenter Pooled Rev,
370	6.58%, 05/15/2049	439

	Higher Education (Univ., Dorms, etc.) - 0.1%
	University of California, Build America Bonds Rev,
370	5.77%, 05/15/2043	423

	Refunded - 0.1%
	Irvine Ranch, CA, Water Dist Joint Powers Agency,
515	2.61%, 03/15/2014	519
	New York & New Jersey PA,
185	5.86%, 12/01/2024	218
115	6.04%, 12/01/2029	135
		872
	Tax Allocation - 0.1%
	Dallas, TX, Area Rapid Transit Sales Tax Rev,
425	6.00%, 12/01/2044	508

	Transportation - 0.3%
	Bay Area, CA, Toll Auth Bridge Rev,
575	6.26%, 04/01/2049	706
	Illinois State Toll Highway Auth, Taxable Rev,
350	6.18%, 01/01/2034	404
	Maryland State Transportation Auth,
255	5.89%, 07/01/2043	288
	North Texas Tollway Auth Rev,
630	6.72%, 01/01/2049	773
		2,171
	Total municipal bonds
	(cost $5,041)	$5,793

U.S. GOVERNMENT AGENCIES - 3.0%
	FHLMC - 2.2%
$78	4.00%, 03/01/2041	$81
12,300	4.50%, 11/15/2043 ☼	13,126
467	5.00%, 09/01/2035 - 06/01/2041	507
443	5.50%, 03/01/2038 - 01/01/2040	479
		14,193
	GNMA - 0.8%
2,500	5.00%, 01/15/2037 - 04/15/2039	2,725
532	6.00%, 11/20/2023 - 09/15/2034	590
732	6.50%, 04/15/2026 - 02/15/2035	822
755	7.00%, 11/15/2031 - 11/15/2033	872

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT AGENCIES - 3.0% - (continued)
	GNMA - 0.8% - (continued)
$146	8.00%, 12/15/2029 - 02/15/2031		$163
			5,172
	Total U.S. government agencies
	(cost $19,033)		$19,365

U.S. GOVERNMENT SECURITIES - 15.5%
Other Direct Federal Obligations - 1.6%
	FFC - 1.6%
$3,676	4.40%, 12/06/2013 - 12/27/2013 ○		$3,673
5,000	9.80%, 04/06/2018		6,808
			10,481
U.S. Treasury Securities - 13.9%
	U.S. Treasury Bonds - 2.1%
865	2.75%, 11/15/2042		724
4,210	2.88%, 05/15/2043		3,612
3,498	3.13%, 02/15/2043		3,167
5,000	6.00%, 02/15/2026 ‡		6,650
			14,153
	U.S. Treasury Notes - 11.8%
10,970	0.13%, 04/30/2015		10,954
3,980	0.25%, 05/31/2015 - 09/30/2015		3,977
7,870	0.38%, 06/30/2015 - 08/31/2015		7,887
1,500	0.63%, 05/31/2017		1,489
534	0.88%, 01/31/2017		537
9,300	1.00%, 09/30/2016 - 05/31/2018		9,335
11,600	1.25%, 10/31/2015		11,816
9,400	1.38%, 09/30/2018		9,438
5,000	1.50%, 06/30/2016		5,134
4,850	1.75%, 05/15/2023		4,530
3,955	3.50%, 05/15/2020 ╦		4,381
1,950	3.88%, 05/15/2018 ‡		2,185
5,200	4.50%, 05/15/2017 ‡		5,868
			77,531
			91,684
	Total U.S. government securities
	(cost $98,200)		$102,165

	Total long-term investments
	(cost $499,674)		$640,286

SHORT-TERM INVESTMENTS - 4.4%
Repurchase Agreements - 4.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $2,335, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $2,382)
$2,335	0.10%, 10/31/2013		$2,335
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $808, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $824)
808	0.09%, 10/31/2013		808
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $3,746, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $3,821)
3,746	0.08%, 10/31/2013		3,746
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $10,622,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$10,834)
10,622	0.09%, 10/31/2013		10,622
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $4,283, collateralized by
FHLMC 2.50% - 7.50%, 2026 - 2043,
FNMA 3.00% - 7.00%, 2026 - 2043,
GNMA 2.67% - 5.00%, 2024 - 2048, value
	of $4,368)
4,282	0.12%, 10/31/2013		4,282
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $2,528, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $2,578)
2,528	0.09%, 10/31/2013		2,528
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $4,449, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $4,546)
4,449	0.10%, 10/31/2013		4,449
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $22, collateralized by U.S. Treasury Note 0.63%, 2017, value of $23)
22	0.09%, 10/31/2013		22
			28,792
	Total short-term investments
	(cost $28,792)		$28,792

	Total investments
	(cost $528,466) ▲	101.7%	$669,078
	Other assets and liabilities	(1.7)%	(10,899)
	Total net assets	100.0%	$658,179

The accompanying notes are an integral part of these financial statements.

10

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $530,101 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$144,143
Unrealized Depreciation	(5,166)
Net Unrealized Appreciation	$138,977

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value of these securities was $3,849, which represents 0.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $13,292 at October 31, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2013.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $11,243, which represents 1.7% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	2,007	Allstar Co.	$1,186
06/2007	2,225	Buck Holdings L.P.	44

At October 31, 2013, the aggregate value of these securities was $3,849, which represents 0.6% of total net assets.

Securities Sold Short Outstanding at October 31, 2013

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC TBA, 4.50%	$300	12/15/2039	$319	$–
GNMA TBA, 5.00%	2,500	12/15/2043	2,722	(4)
			$3,041	$(4)

At October 31, 2013, the aggregate value of these securities represents 0.5% of total net assets.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Balanced Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Credit Default Swap Contracts Outstanding at October 31, 2013

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Sell protection:
CMBX.NA.AAA.6	DEUT	$355	0.50%	05/11/63	$(17)	$(13)	$4
CMBX.NA.AAA.6	JPM	1,200	0.50%	05/11/63	(47)	(45)	2
CMBX.NA.AAA.6	MSC	230	0.50%	05/11/63	(11)	(8)	3
Total					$(75)	$(66)	$9

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley

Index Abbreviations:
CMBX.NA	Markit Commercial Mortgage Backed North American

Municipal Bond Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

Other Abbreviations:
ADR	American Depositary Receipt
FFC	Federal Financing Corp.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

12

The Hartford Balanced Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$1,271	$–	$1,271	$–
Common Stocks ‡	450,411	425,779	20,783	3,849
Corporate Bonds	61,281	–	59,958	1,323
Municipal Bonds	5,793	–	5,793	–
U.S. Government Agencies	19,365	–	19,365	–
U.S. Government Securities	102,165	–	102,165	–
Short-Term Investments	28,792	–	28,792	–
Total	$669,078	$425,779	$238,127	$5,172
Credit Default Swaps *	9	–	9	–
Total	$9	$–	$9	$–
Liabilities:
Securities Sold Short	$3,041	$–	$3,041	$–
Total	$3,041	$–	$3,041	$–

♦	For the year ended October 31, 2013, investments valued at $4,127 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2013
Assets:
Common Stocks	$5,658	$1,894	$(502	)*	$—	$—	$(3,201)	$—	$—	$3,849
Corporate Bonds	1,396	—	(20	)†	—	—	(53)	—	—	1,323
Total	$7,054	$1,894	$(522)		$—	$—	$(3,254)	$—	$—	$5,172

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $(502).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $(20).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Balanced Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $528,466)	$669,078
Cash	275
Unrealized appreciation on OTC swap contracts	9
Receivables:
Investment securities sold	5,949
Fund shares sold	249
Dividends and interest	1,877
Other assets	60
Total assets	677,497
Liabilities:
Securities sold short, at market value (proceeds $3,037)	3,041
Payables:
Investment securities purchased	15,396
Fund shares redeemed	507
Investment management fees	85
Administrative fees	—
Distribution fees	48
Accrued expenses	164
OTC swap premiums received	75
Other liabilities	2
Total liabilities	19,318
Net assets	$658,179
Summary of Net Assets:
Capital stock and paid-in-capital	$691,224
Undistributed net investment income	430
Accumulated net realized loss	(174,095)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	140,620
Net assets	$658,179

Shares authorized	910,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$18.62/$19.70
Shares outstanding	29,131
Net assets	$542,452
Class B: Net asset value per share	$18.50
Shares outstanding	660
Net assets	$12,206
Class C: Net asset value per share	$18.63
Shares outstanding	5,381
Net assets	$100,230
Class R3: Net asset value per share	$18.81
Shares outstanding	34
Net assets	$641
Class R4: Net asset value per share	$18.83
Shares outstanding	28
Net assets	$531
Class R5: Net asset value per share	$18.85
Shares outstanding	7
Net assets	$140
Class Y: Net asset value per share	$18.87
Shares outstanding	105
Net assets	$1,979

The accompanying notes are an integral part of these financial statements.

14

The Hartford Balanced Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$9,483
Interest	5,478
Less: Foreign tax withheld	(149)
Total investment income	14,812

Expenses:
Investment management fees	4,150
Administrative services fees
Class R3	1
Class R4	2
Class R5	—
Transfer agent fees
Class A	1,119
Class B	73
Class C	132
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	1,269
Class B	138
Class C	869
Class R3	2
Class R4	3
Custodian fees	6
Accounting services fees	110
Registration and filing fees	96
Board of Directors' fees	15
Audit fees	15
Other expenses	121
Total expenses (before waivers and fees paid indirectly)	8,121
Expense waivers	(137)
Transfer agent fee waivers	(32)
Commission recapture	(2)
Custodian fee offset	—
Total waivers and fees paid indirectly	(171)
Total expenses, net	7,950
Net Investment Income	6,862
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	25,701
Net realized gain on securities sold short	24
Net realized gain on swap contracts	2
Net realized gain on foreign currency contracts	52
Net realized loss on other foreign currency transactions	(57)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	25,722
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	64,384
Net unrealized depreciation of securities sold short	(3)
Net unrealized appreciation of swap contracts	9
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	2
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	64,392
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	90,114
Net Increase in Net Assets Resulting from Operations	$96,976

The accompanying notes are an integral part of these financial statements.

15

The Hartford Balanced Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$6,862	$7,587
Net realized gain on investments, other financial instruments and foreign currency transactions	25,722	22,355
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	64,392	33,898
Net Increase in Net Assets Resulting from Operations	96,976	63,840
Distributions to Shareholders:
From net investment income
Class A	(6,295)	(7,249)
Class B	(45)	(113)
Class C	(477)	(593)
Class R3	(5)	(3)
Class R4	(18)	(38)
Class R5	(2)	(2)
Class Y	(31)	(37)
Total distributions	(6,873)	(8,035)
Capital Share Transactions:
Class A	(15,316)	(50,859)
Class B	(5,676)	(14,780)
Class C	9,097	(7,648)
Class R3	192	128
Class R4	(1,120)	(3,543)
Class R5	—	3
Class Y	(118)	(144)
Net decrease from capital share transactions	(12,941)	(76,843)
Net Increase (Decrease) in Net Assets	77,162	(21,038)
Net Assets:
Beginning of period	581,017	602,055
End of period	$658,179	$581,017
Undistributed (distribution in excess of) net investment income	$430	$435

The accompanying notes are an integral part of these financial statements.

16

The Hartford Balanced Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Balanced Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the

17

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable

18

market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available

19

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

20

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase

21

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of October 31, 2013.

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2013.

b)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In

22

connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions, credit spreads, currency exchange rates, interest rates and other relevant factors.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, minimum daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay,

23

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2013.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on OTC swap contracts	$—	$—	$9	$—	$—	$—	$9
Total	$—	$—	$9	$—	$—	$—	$9

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on swap contracts	$—	$—	$2	$—	$—	$—	$2
Net realized gain on foreign currency contracts	—	52	—	—	—	—	52
Total	$—	$52	$2	$—	$—	$—	$54

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of swap contracts	$—	$—	$9	$—	$—	$—	$9
Total	$—	$—	$9	$—	$—	$—	$9

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5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to

25

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$6,873	$8,035

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$430
Accumulated Capital Losses *	(172,460)
Unrealized Appreciation †	138,985
Total Accumulated Deficit	$(33,045)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$6
Accumulated Net Realized Gain (Loss)	(6)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

26

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$172,460
Total	$172,460

During the year ended October 31, 2013, the Fund utilized $26,316 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6900%
On next $500 million	0.6250%
On next $4 billion	0.5750%
On next $5 billion	0.5725%
Over $10 billion	0.5700%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund

27

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.18%	NA	NA	1.40%	1.10%	0.80%	NA

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.18%
Class B	2.04
Class C	1.89
Class R3	1.40
Class R4	1.10
Class R5	0.80
Class Y	0.74

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $698 and contingent deferred sales charges of $7 from the Fund.

28

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	18%
Class R5	100
Class Y	8

29

The Hartford Balanced Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$147,164
Sales Proceeds Excluding U.S. Government Obligations	165,905
Cost of Purchases for U.S. Government Obligations	84,261
Sales Proceeds for U.S. Government Obligations	87,496

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	3,048	354	(4,345)	(943)	2,036	451	(5,782)	(3,295)
Amount	$53,386	$6,101	$(74,803)	$(15,316)	$31,759	$6,974	$(89,592)	$(50,859)
Class B
Shares	80	3	(414)	(331)	54	7	(1,023)	(962)
Amount	$1,391	$44	$(7,111)	$(5,676)	$834	$109	$(15,723)	$(14,780)
Class C
Shares	1,176	26	(701)	501	330	36	(859)	(493)
Amount	$20,822	$454	$(12,179)	$9,097	$5,151	$557	$(13,356)	$(7,648)
Class R3
Shares	12	—	(1)	11	8	—	—	8
Amount	$213	$5	$(26)	$192	$134	$3	$(9)	$128
Class R4
Shares	19	1	(82)	(62)	18	2	(254)	(234)
Amount	$320	$17	$(1,457)	$(1,120)	$279	$38	$(3,860)	$(3,543)
Class R5
Shares	—	—	—	—	—	—	—	—
Amount	$—	$2	$(2)	$—	$1	$2	$—	$3
Class Y
Shares	15	2	(23)	(6)	12	2	(22)	(8)
Amount	$259	$31	$(408)	$(118)	$182	$37	$(363)	$(144)
Total
Shares	4,350	386	(5,566)	(830)	2,458	498	(7,940)	(4,984)
Amount	$76,391	$6,654	$(95,986)	$(12,941)	$38,340	$7,720	$(122,903)	$(76,843)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	157	$ 2,711
For the Year Ended October 31, 2012	342	$ 5,304

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on

30

the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

31

The Hartford Balanced Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$16.06	$0.22	$2.56	$2.78	$(0.22)	$–	$(0.22)	$18.62	17.40%	$542,452	1.21%	1.18%	1.24%
B	15.94	0.07	2.54	2.61	(0.05)	–	(0.05)	18.50	16.43	12,206	2.27	2.04	0.42
C	16.07	0.09	2.57	2.66	(0.10)	–	(0.10)	18.63	16.58	100,230	1.89	1.89	0.52
R3	16.23	0.17	2.59	2.76	(0.18)	–	(0.18)	18.81	17.11	641	1.51	1.40	0.98
R4	16.23	0.24	2.59	2.83	(0.23)	–	(0.23)	18.83	17.55	531	1.15	1.10	1.35
R5	16.26	0.28	2.59	2.87	(0.28)	–	(0.28)	18.85	17.81	140	0.86	0.80	1.62
Y	16.27	0.30	2.59	2.89	(0.29)	–	(0.29)	18.87	17.92	1,979	0.74	0.74	1.69

For the Year Ended October 31, 2012 (D)
A	$14.63	$0.22	$1.44	$1.66	$(0.23)	$–	$(0.23)	$16.06	11.42%	$483,041	1.24%	1.18%	1.40%
B	14.51	0.09	1.42	1.51	(0.08)	–	(0.08)	15.94	10.43	15,803	2.24	2.05	0.55
C	14.64	0.10	1.45	1.55	(0.12)	–	(0.12)	16.07	10.60	78,414	1.92	1.92	0.67
R3	14.78	0.18	1.47	1.65	(0.20)	–	(0.20)	16.23	11.22	378	1.56	1.40	1.17
R4	14.79	0.24	1.44	1.68	(0.24)	–	(0.24)	16.23	11.44	1,456	1.16	1.10	1.59
R5	14.81	0.28	1.46	1.74	(0.29)	–	(0.29)	16.26	11.84	121	0.88	0.80	1.78
Y	14.82	0.29	1.46	1.75	(0.30)	–	(0.30)	16.27	11.89	1,804	0.75	0.75	1.83

For the Year Ended October 31, 2011
A	$14.23	$0.18	$0.40	$0.58	$(0.18)	$–	$(0.18)	$14.63	4.10%	$488,193	1.23%	1.18%	1.20%
B	14.10	0.05	0.41	0.46	(0.05)	–	(0.05)	14.51	3.24	28,334	2.15	2.03	0.34
C	14.24	0.07	0.41	0.48	(0.08)	–	(0.08)	14.64	3.33	78,642	1.90	1.90	0.47
R3	14.38	0.15	0.41	0.56	(0.16)	–	(0.16)	14.78	3.87	228	1.52	1.40	0.98
R4	14.39	0.19	0.41	0.60	(0.20)	–	(0.20)	14.79	4.18	4,788	1.14	1.10	1.29
R5	14.40	0.24	0.41	0.65	(0.24)	–	(0.24)	14.81	4.52	107	0.85	0.80	1.58
Y	14.41	0.25	0.41	0.66	(0.25)	–	(0.25)	14.82	4.60	1,763	0.74	0.74	1.64

For the Year Ended October 31, 2010 (D)
A	$12.67	$0.17	$1.55	$1.72	$(0.16)	$–	$(0.16)	$14.23	13.64%	$554,735	1.23%	1.18%	1.21%
B	12.54	0.06	1.53	1.59	(0.03)	–	(0.03)	14.10	12.72	48,096	2.13	2.03	0.38
C	12.67	0.07	1.56	1.63	(0.06)	–	(0.06)	14.24	12.89	92,526	1.90	1.90	0.49
R3	12.81	0.13	1.58	1.71	(0.14)	–	(0.14)	14.38	13.38	153	1.55	1.42	0.91
R4	12.81	0.18	1.57	1.75	(0.17)	–	(0.17)	14.39	13.72	1,420	1.13	1.12	1.28
R5	12.82	0.21	1.58	1.79	(0.21)	–	(0.21)	14.40	14.06	102	0.85	0.81	1.51
Y	12.83	0.23	1.57	1.80	(0.22)	–	(0.22)	14.41	14.14	1,685	0.73	0.73	1.66

See Portfolio Turnover information on the next page.

32

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009
A	$10.80	$0.21	$1.94	$2.15	$(0.28)	$–	$(0.28)	$12.67	20.47%	$580,354	1.32%	1.15%	1.90%
B	10.69	0.12	1.92	2.04	(0.19)	–	(0.19)	12.54	19.42	73,778	2.25	2.04	1.06
C	10.80	0.12	1.94	2.06	(0.19)	–	(0.19)	12.67	19.46	98,891	1.98	1.98	1.08
R3	10.92	0.18	1.97	2.15	(0.26)	–	(0.26)	12.81	20.20	13	1.84	1.32	1.65
R4	10.92	0.17	2.01	2.18	(0.29)	–	(0.29)	12.81	20.47	1,275	1.13	1.13	1.61
R5	10.93	0.24	1.97	2.21	(0.32)	–	(0.32)	12.82	20.83	9	0.85	0.83	2.18
Y	10.93	0.28	1.95	2.23	(0.33)	–	(0.33)	12.83	20.98	1,610	0.76	0.76	2.49

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	27%
For the Year Ended October 31, 2012	29
For the Year Ended October 31, 2011	43
For the Year Ended October 31, 2010	62
For the Year Ended October 31, 2009	73

33

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Balanced Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 18, 2013

34

The Hartford Balanced Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

35

The Hartford Balanced Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

36

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37

The Hartford Balanced Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

38

The Hartford Balanced Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,063.70	$6.14	$1,000.00	$1,019.26	$6.01	1.18%	184	365
Class B	$1,000.00	$1,059.70	$10.54	$1,000.00	$1,014.97	$10.31	2.03	184	365
Class C	$1,000.00	$1,060.10	$9.74	$1,000.00	$1,015.75	$9.53	1.88	184	365
Class R3	$1,000.00	$1,062.40	$7.28	$1,000.00	$1,018.15	$7.12	1.40	184	365
Class R4	$1,000.00	$1,064.50	$5.73	$1,000.00	$1,019.66	$5.60	1.10	184	365
Class R5	$1,000.00	$1,065.40	$4.17	$1,000.00	$1,021.17	$4.08	0.80	184	365
Class Y	$1,000.00	$1,066.30	$3.83	$1,000.00	$1,021.50	$3.75	0.74	184	365

39

The Hartford Balanced Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Balanced Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

40

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

41

The Hartford Balanced Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on certain share classes, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

42

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

43

The Hartford Balanced Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

44

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-B13 12/13 113290-2 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD BALANCED INCOME FUND 2013 Annual Report

The Hartford Balanced Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Balanced Income Fund inception 07/31/2006
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide current income with growth of capital as a secondary objective.

Performance Overview 7/31/06 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Balanced Income A#	10.57%	13.57%	7.45%
Balanced Income A##	4.49%	12.29%	6.62%
Balanced Income B#	10.60%	12.94%	6.79%
Balanced Income B##	5.60%	12.69%	6.79%
Balanced Income C#	9.70%	12.73%	6.65%
Balanced Income C##	8.70%	12.73%	6.65%
Balanced Income I#	10.84%	13.77%	7.58%
Balanced Income R3#	10.27%	13.48%	7.51%
Balanced Income R4#	10.64%	13.71%	7.66%
Balanced Income R5#	10.90%	13.91%	7.80%
Balanced Income Y#	10.91%	14.05%	7.89%
Balanced Income Fund Blended Index	11.64%	13.33%	6.51%
Barclays Corporate Index	-1.41%	11.03%	6.47%
Russell 1000 Value Index	28.29%	14.06%	5.24%

▲	Inception: 07/31/2006
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Balanced Income Fund Blended Index is a blended index comprised of the following indices: Russell 1000 Value Index (45%), Barclays Corporate Index (44%), Barclays U.S. High-Yield Index (5.5%) and JP Morgan EMBI Plus Index (5.5%).

Barclays Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays U.S. Aggregate Bond Index.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Income Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Balanced Income Class A	0.99%	1.04%
Balanced Income Class B	1.74%	1.87%
Balanced Income Class C	1.74%	1.79%
Balanced Income Class I	0.74%	0.81%
Balanced Income Class R3	1.24%	1.41%
Balanced Income Class R4	0.94%	1.17%
Balanced Income Class R5	0.69%	0.76%
Balanced Income Class Y	0.64%	0.74%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Lucius T. Hill, III	Karen H. Grimes, CFA	Ian R. Link, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

W. Michael Reckmeyer, III, CFA	Scott I. St. John, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Balanced Income Fund returned 10.57%, before sales charge, for the twelve-month period ended October 31, 2013, versus the Fund’s benchmarks, the Barclays Corporate Index and the Russell 1000 Value Index, which returned -1.41% and 28.29% for the same period. The Fund underperformed the 13.95% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines.

Despite clear signs of political dysfunction in Washington, U.S. equities surged during the period (+27%) and reached a new all-time high during October (as measured by the S&P 500 Index). From its closing low on March 9, 2009, the S&P 500 ended October 2013 up over 159%. There have been a few hiccups during the rally, including in August 2013, where U.S. stocks suffered their worst month of the year amid heightened geopolitical risks stemming from the widening conflict in Syria. In September, the Federal Open Market Committee’s decision to leave the pace of its monthly asset purchases unchanged at $85 billion surprised many investors and contributed to the burgeoning risk appetites among many market participants. This continued highly accommodative monetary policy, along with solid earnings results and an upward trending housing market, overshadowed the 16-day government shutdown and near breach of the U.S. debt ceiling. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Investors also cheered the nomination of Janet Yellen to become the next head of the U.S. Federal Reserve (Fed); she is widely viewed as more likely to maintain the Fed’s current monetary policy than outgoing chairman Ben Bernanke.

Fixed income risk assets experienced mixed performance with major global government bond yields increasing over the period. Japanese yields were a notable exception as yields continued to fall due to the Bank of Japan’s unprecedented monetary easing measures, which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the Fed would cut stimulus sooner than expected roiled financial markets in May/June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well expectations that the

3

The Hartford Balanced Income Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

European Central Bank will potentially cut interest rates due to weak, below-target European inflation data.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Many of the major fixed income sectors, with the exception of commercial mortgage backed securities (CMBS), high yield, and bank loans, posted negative absolute returns due to the rise in rates. Most sectors outperformed Treasuries on a duration-adjusted basis as credit spreads tightened. For the period, the Barclays Corporate Index returned -1.41%, the Barclays High Yield 2% Issuer Capped Index returned 8.9%, and the JP Morgan Emerging Markets Bond Index Plus returned -4.0%.

The equity portion of the Fund lagged its benchmark during the period due primarily to weak stock selection in the Information Technology, Consumer Staples, and Energy sectors. Among the top detractors from relative returns in the equity portion of the Fund were Royal Dutch Shell (Energy), Merck (Health Care), and M&T Bank (Financials). Shares of Royal Dutch Shell, a global integrated oil and gas company, fell during the period after the company posted disappointing earnings due to weak upstream performance related to soft North American realizations, production disruptions in Nigeria, and higher costs. The company also provided disappointing outlook for the remainder of 2013, causing investors to abandon the stock. Shares of Merck, a global pharmaceutical company, underperformed at the beginning of the period after announcing a delay of Odanacatib, an osteoporosis drug that represents an important opportunity in Merck’s late stage pipeline. Additionally, shares of Merck fell late in the period due to weakness in diabetes drug sales in the U.S.. Shares of M&T Bank, a U.S.-based bank holding company, lagged during the period relating to declining mortgage banking activity and increased expenses from systems improvement projects during the period. Stocks that detracted most from absolute returns included consumer discretionary company WPP and health care company Baxter International.

Among the top contributors to relative returns in the equity portion of the Fund were Exxon Mobil (Energy), BlackRock (Financials), and Roche (Health Care). The Fund held an underweight position in Exxon for the period, which contributed to relative performance, as Exxon meaningfully lagged the sector and the broad market. Shares of investment management firm BlackRock outperformed as the company produced solid revenue growth during the period, and better than expected earnings-per share on strong profit margins. The company’s diversified product platform has experienced consistent organic growth through solid flows across asset classes, geography and channels. Shares of Roche Holding, a Swiss-based global health care company, contributed to relative returns during the period as the stock rose based on investor enthusiasm for progress in the oncology franchise pipeline. Roche is also a direct beneficiary of PD-1 drug development opportunity, which is a drug that helps the immune system fight cancer. Johnson & Johnson (Health Care) and Marsh & McLennan (Financials) were also top contributors to absolute returns for the period.

The Fund’s fixed income component outperformed its benchmark for the period due primarily to sector allocation. An overweight to High Yield credit contributed positively to relative returns as the sector outperformed its blended fixed income sub-index, while an underweight to Investment Grade Credit detracted from relative results. Security selection within Investment Grade Credit and Emerging Market Debt also contributed positively to relative returns. Among investment grade corporates, overweights to the Banking and real estate investment trust (REIT) sectors were additive to relative returns. Within the emerging markets debt portion of the Fund, security selection within Russia, Turkey, and Indonesia contributed positively to relative results, more than offsetting the negative contribution from security selection in Brazil during the period. During the period, the Fund invested in High Yield Credit Default Swap Indices, which contributed positively to relative performance.

Asset allocation between equities and fixed income contributed positively to relative results during the period due to an underweight to fixed income and an overweight to equities in an environment where equities outperformed the broad fixed income markets.

What is the outlook?

In the aggregate, the U.S. economy is continuing to progress along a moderate growth path. A stronger U.S. economy should bring a gradual end to quantitative easing by mid-2014, but true tightening in the form of rising rates may come even later. Based on these views, we maintain a procyclical risk posture and a tactical duration position within the fixed income allocation. On the equity side, the majority of market’s gain in 2013 has been due to an expansion of the market’s price-to-earnings multiple. In order for stocks to maintain these levels and advance, companies need to follow through with corporate revenue and earnings growth.

Based on bottom-up stock decisions in the equity portion of the Fund, we ended the period most overweight in Consumer Staples, Health Care, and Information Technology. Our largest equity underweights at the end of the period were in Financials, Energy, and Consumer Discretionary, relative to the Russell 1000 Value index.

4

We remain constructive on the corporate bond market, although we are incrementally more cautious, given less attractive valuations. Our outlook for U.S. high-yield bonds remains positive, given strong fundamentals, relatively appealing yields, and a technical backdrop that is still supportive, albeit less robust than last year. With regard to emerging markets debt, we look for confirmation of a gradual Fed tapering path, progress on EM structural reforms, and/or strong EM growth trends before adopting a more constructive stance.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund had a bias towards equities relative to its benchmark.

Distribution by Credit Quality
as of October 31, 2013
Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.3%
Aa / AA	2.3
A	13.0
Baa / BBB	25.6
Ba / BB	3.4
B	2.7
Caa / CCC or Lower	2.3
Unrated	0.3
U.S. Government Agencies and Securities	1.1
Non-Debt Securities and Other Short-Term Instruments	48.4
Other Assets & Liabilities	0.6
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Security Type
as of October 31, 2013

Category	Percentage of Net Assets
Equity Securities
Common Stocks	46.5%
Preferred Stocks	0.1
Total	46.6%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.5%
Corporate Bonds	42.9
Foreign Government Obligations	4.9
Municipal Bonds	0.4
Senior Floating Rate Interests	0.2
U.S. Government Securities	1.1
Total	51.0%
Short-Term Investments	1.8%
Other Assets and Liabilities	0.6
Total	100.0%

5

The Hartford Balanced Income Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 46.5%
	Banks - 4.2%
619	BB&T Corp.	$21,044
491	M&T Bank Corp.	55,244
583	US Bancorp	21,773
1,599	Wells Fargo & Co.	68,273
		166,334
	Capital Goods - 3.7%
641	Eaton Corp. plc	45,227
1,635	General Electric Co.	42,749
104	Lockheed Martin Corp.	13,869
335	Schneider Electric S.A.	28,185
211	Stanley Black & Decker, Inc.	16,697
		146,727
	Commercial and Professional Services - 0.4%
334	Waste Management, Inc.	14,527

	Consumer Durables and Apparel - 0.5%
450	Mattel, Inc.	19,963

	Consumer Services - 0.5%
224	McDonald's Corp.	21,626

	Diversified Financials - 3.1%
175	Ameriprise Financial, Inc.	17,622
165	BlackRock, Inc.	49,492
1,102	JP Morgan Chase & Co.	56,792
		123,906
	Energy - 6.0%
338	BP plc ADR	15,696
586	Chevron Corp.	70,265
375	ConocoPhillips Holding Co.	27,503
116	Enbridge, Inc.	5,038
630	Exxon Mobil Corp.	56,426
1,125	Royal Dutch Shell plc Class B	38,955
593	Suncor Energy, Inc.	21,565
		235,448
	Food and Staples Retailing - 0.5%
606	Sysco Corp.	19,609

	Food, Beverage and Tobacco - 3.7%
418	Altria Group, Inc.	15,564
110	British American Tobacco plc	6,088
166	General Mills, Inc.	8,374
368	Imperial Tobacco Group plc	13,726
645	Kraft Foods Group, Inc.	35,098
131	PepsiCo, Inc.	11,025
357	Philip Morris International, Inc.	31,838
582	Unilever N.V. NY Shares ADR	23,131
		144,844
	Health Care Equipment and Services - 0.4%
248	Baxter International, Inc.	16,325

	Household and Personal Products - 0.6%
78	Kimberly-Clark Corp.	8,380
208	Procter & Gamble Co.	16,818
		25,198
	Insurance - 2.3%
186	ACE Ltd.	17,769
1,555	Marsh & McLennan Cos., Inc.	71,234
		89,003

	Materials - 1.9%
564	Dow Chemical Co.	22,260
290	E.I. DuPont de Nemours & Co.	17,743
406	International Paper Co.	18,094
328	Nucor Corp.	17,006
		75,103
	Media - 1.2%
435	Thomson Reuters Corp.	16,360
56	Time Warner Cable, Inc.	6,736
1,111	WPP plc	23,595
		46,691
	Pharmaceuticals, Biotechnology and Life Sciences - 6.9%
332	AstraZeneca plc ADR	17,569
421	Bristol-Myers Squibb Co.	22,111
373	Eli Lilly & Co.	18,603
875	Johnson & Johnson	80,994
1,297	Merck & Co., Inc.	58,462
1,093	Pfizer, Inc.	33,543
149	Roche Holding AG	41,324
		272,606
	Real Estate - 0.1%
78	Plum Creek Timber Co., Inc. REIT	3,537

	Semiconductors and Semiconductor Equipment - 2.9%
793	Analog Devices, Inc.	39,079
1,389	Intel Corp.	33,944
364	Linear Technology Corp.	14,971
532	Maxim Integrated Products, Inc.	15,812
260	Texas Instruments, Inc.	10,950
		114,756
	Software and Services - 1.7%
1,858	Microsoft Corp.	65,671

	Technology Hardware and Equipment - 0.8%
1,360	Cisco Systems, Inc.	30,611

	Telecommunication Services - 2.0%
515	AT&T, Inc.	18,657
972	Verizon Communications, Inc.	49,118
326	Vodafone Group plc ADR	11,991
		79,766
	Transportation - 0.6%
235	United Parcel Service, Inc. Class B	23,099

	Utilities - 2.5%
72	Dominion Resources, Inc.	4,608
2,264	National Grid plc	28,457
187	NextEra Energy, Inc.	15,863
247	Northeast Utilities	10,600
69	PG&E Corp.	2,868
482	UGI Corp.	19,950
604	Xcel Energy, Inc.	17,436
		99,782
	Total common stocks
	(cost $1,531,141)	$1,835,132

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
PREFERRED STOCKS - 0.1%
	Diversified Financials - 0.1%
3	Citigroup Capital XIII	$72
77	GMAC Capital Trust I ۞	2,078
		2,150
	Insurance - 0.0%
45	Allstate (The) Corp.	1,097

	Telecommunication Services - 0.0%
7	Intelsat S.A., 5.75% ۞	387

	Total preferred stocks
	(cost $3,603)	$3,634

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.5%
	Computer and Electronic Product Manufacturing - 0.0%
	SBA Tower Trust
$1,050	2.93%, 12/15/2017 ■	$1,082
205	4.25%, 04/15/2015 ■Δ	209
		1,291

	Finance and Insurance - 1.4%
	American Home Mortgage Assets Trust
362	1.09%, 10/25/2046 Δ	267
	Amortizing Residential Collateral Trust
402	0.81%, 08/25/2032 Δ	370
	Banc of America Funding Corp.
1,155	0.47%, 05/20/2047 Δ	961
1,323	5.77%, 05/25/2037	1,133
303	5.85%, 01/25/2037	229
	BCAP LLC Trust
593	0.34%, 01/25/2037 Δ	428
	Bear Stearns Adjustable Rate Mortgage Trust
1,093	2.32%, 08/25/2035 Δ	1,097
1,580	2.43%, 10/25/2035 Δ	1,530
	Bear Stearns Alt-A Trust
1,635	0.49%, 08/25/2036 Δ	1,063
421	0.55%, 05/25/2036 Δ	263
	Bear Stearns Commercial Mortgage Securities, Inc.
455	5.20%, 12/11/2038	501
550	5.54%, 09/11/2041 - 10/12/2041	604
	Cabela's Master Credit Card Trust
3,600	2.71%, 02/17/2026 ■	3,432
	Chase Mortgage Finance Corp.
585	5.50%, 11/25/2035	560
	Citigroup Commercial Mortgage Trust
1,255	0.52%, 03/25/2037 Δ	658
	Commercial Mortgage Pass-Through Certificates
815	4.40%, 07/10/2045 ■	700
1,000	4.48%, 12/10/2045 ■Δ	728
1,100	4.73%, 10/15/2045 ■Δ	983
1,130	4.93%, 11/15/2045 ■Δ	1,030
100	5.95%, 06/10/2046 Δ	110
	Commercial Mortgage Trust
1,000	4.40%, 07/10/2045 ■	738
	Community or Commercial Mortgage Trust
380	4.48%, 12/10/2045 ■Δ	338
	Countrywide Alternative Loan Trust
311	0.49%, 11/25/2035 Δ	230
718	6.50%, 08/25/2037	504
	Countrywide Home Loans, Inc.
853	2.80%, 09/25/2047 Δ	708
348	2.94%, 04/20/2036 Δ	241
758	5.08%, 11/20/2035 Δ	646
	CS First Boston Mortgage Securities Corp.
707	5.50%, 06/25/2035	674
	Deutsche Alt-A Securities, Inc. Mortgage
758	0.32%, 03/25/2037 Δ	451
	Fieldstone Mortgage Investment Corp.
436	0.51%, 04/25/2047 Δ	269
	First Franklin Mortgage Loan Trust
1,602	0.41%, 04/25/2036 Δ	934
	First Horizon Alternative Mortgage Securities
780	2.20%, 04/25/2036 Δ	609
2,156	2.24%, 09/25/2035 Δ	1,873
	First Investors Automotive Owner Trust
3,250	1.23%, 03/15/2019 ■	3,255
	Fremont Home Loan Trust
1,597	0.32%, 10/25/2036 Δ	778
	GMAC Mortgage Corp. Loan Trust
270	3.90%, 04/19/2036 Δ	229
	Goldman Sachs Mortgage Securities Trust
855	5.02%, 11/10/2045 ■Δ	786
	GSAA Home Equity Trust
302	0.24%, 03/25/2047 Δ	189
2,282	0.25%, 02/25/2037 Δ	1,179
1,413	0.26%, 12/25/2036 Δ	712
1,117	0.27%, 03/25/2037 Δ	553
237	0.40%, 04/25/2047 Δ	136
1,638	5.98%, 06/25/2036	898
	GSAMP Trust
207	0.27%, 12/25/2046 Δ	109
621	0.37%, 11/25/2036 Δ	330
	GSR Mortgage Loan Trust
379	0.67%, 11/25/2035 Δ	280
1,506	2.80%, 01/25/2036 Δ	1,356
	Harborview Mortgage Loan Trust
470	0.36%, 01/19/2038 Δ	370
733	0.39%, 05/19/2047 Δ	347
2,980	0.41%, 12/19/2036 Δ	1,991
525	0.50%, 09/19/2035 Δ	404
	IndyMac Index Mortgage Loan Trust
724	0.45%, 07/25/2035 Δ	591
257	0.46%, 01/25/2036 Δ	162
816	0.57%, 07/25/2046 Δ	410
548	2.47%, 08/25/2035 Δ	418
392	2.48%, 01/25/2036 Δ	358
586	2.71%, 09/25/2036 Δ	471
89	2.88%, 12/25/2036 Δ	76
773	4.83%, 02/25/2036 Δ	675
	JP Morgan Chase Commercial Mortgage Securities Corp.
1,248	4.82%, 10/15/2045 ■Δ	1,127
264	5.47%, 04/15/2043 Δ	287
850	5.49%, 08/15/2046 ■Δ	834

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.5% - (continued)
	Finance and Insurance - 1.4% - (continued)
	JP Morgan Mortgage Trust
$381	2.77%, 04/25/2037 Δ	$318
1,318	2.78%, 05/25/2036 Δ	1,165
	Lehman XS Trust
399	0.38%, 07/25/2046 Δ	305
	Merrill Lynch Mortgage Investors Trust
445	2.70%, 07/25/2035 Δ	375
100	5.05%, 07/12/2038	106
	Morgan Stanley Capital I
94	5.23%, 09/15/2042	99
	Morgan Stanley Mortgage Loan Trust
3,577	0.34%, 05/25/2036 - 11/25/2036 Δ	1,664
	Residential Accredit Loans, Inc.
443	3.26%, 11/25/2037 Δ	246
	Residential Asset Securitization Trust
546	0.62%, 03/25/2035 Δ	415
	RFMSI Trust
450	3.21%, 04/25/2037 Δ	384
	Securitized Asset Backed Receivables LLC
1,088	0.26%, 07/25/2036 Δ	495
	Sequoia Mortgage Trust
412	2.46%, 07/20/2037 Δ	327
	Structured Adjustable Rate Mortgage Loan Trust
579	0.32%, 02/25/2037 Δ	404
1,327	0.36%, 07/25/2037 Δ	988
875	0.47%, 09/25/2034 Δ	756
	Structured Asset Mortgage Investments Trust
241	0.39%, 05/25/2046 Δ	132
1,371	0.40%, 02/25/2036 Δ	1,064
416	0.45%, 02/25/2036 Δ	326
	Wells Fargo Commercial Mortgage Trust
360	4.94%, 10/15/2045 ■Δ	332
	Wells Fargo Mortgage Backed Securities Trust
344	5.16%, 10/25/2035 Δ	337
	WF-RBS Commercial Mortgage Trust
745	4.61%, 12/15/2045 ■Δ	583
		54,994

	Real Estate, Rental and Leasing - 0.1%
	ARI Fleet Lease Trust
2,907	0.47%, 01/15/2021 ■Δ	2,903

	Total asset & commercial mortgage backed securities
	(cost $57,233)	$59,188

CORPORATE BONDS - 42.9%
	Accommodation and Food Services - 0.0%
	Caesars Entertainment Operating Co., Inc.
$500	8.50%, 02/15/2020	$462
435	9.00%, 02/15/2020	408
	Wynn Las Vegas LLC
130	5.38%, 03/15/2022	134
250	7.75%, 08/15/2020	282
260	7.88%, 05/01/2020	288
		1,574
	Administrative Waste Management and Remediation - 0.2%
	Casella Waste Systems, Inc.
625	7.75%, 02/15/2019	631
	Clean Harbors, Inc.
120	5.13%, 06/01/2021	122
150	5.25%, 08/01/2020	154
	Equinix, Inc.
45	4.88%, 04/01/2020	45
260	5.38%, 04/01/2023	258
570	7.00%, 07/15/2021	623
	Iron Mountain, Inc.
785	7.75%, 10/01/2019	872
525	8.38%, 08/15/2021	567
	Republic Services, Inc.
2,850	3.55%, 06/01/2022	2,810
595	3.80%, 05/15/2018	636
	Waste Management, Inc.
300	7.38%, 05/15/2029	368
		7,086
	Air Transportation - 0.1%
	Continental Airlines, Inc.
1,760	4.00%, 10/29/2024	1,707
37	6.90%, 04/19/2022	39
		1,746
	Arts, Entertainment and Recreation - 2.2%
	AMC Entertainment, Inc.
1,100	8.75%, 06/01/2019	1,184
1,840	9.75%, 12/01/2020	2,102
	BSKYB Finance UK plc
350	6.50%, 10/15/2035 ■	398
	Carlson Wagonlit B.V.
500	6.88%, 06/15/2019 ■	517
	CBS Corp.
150	5.50%, 05/15/2033	152
1,250	8.88%, 05/15/2019	1,605
	CCO Holdings LLC
205	5.25%, 09/30/2022	193
45	6.50%, 04/30/2021	47
500	6.63%, 01/31/2022	517
309	7.25%, 10/30/2017	327
575	7.38%, 06/01/2020	628
215	8.13%, 04/30/2020	235
	Cinemark USA, Inc.
380	4.88%, 06/01/2023	362
90	5.13%, 12/15/2022	88
	Citycenter Holdings LLC
365	7.63%, 01/15/2016	384

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
		Arts, Entertainment and Recreation - 2.2% - (continued)
		Comcast Corp.
	$4,975	4.25%, 01/15/2033	$4,775
	1,000	5.65%, 06/15/2035	1,111
	900	5.70%, 05/15/2018 - 07/01/2019	1,054
	1,000	5.90%, 03/15/2016	1,117
	1,250	6.40%, 05/15/2038	1,517
	1,980	6.45%, 03/15/2037	2,409
	1,500	6.95%, 08/15/2037	1,927
	510	7.05%, 03/15/2033	638
		DirecTV Holdings LLC
	3,500	3.13%, 02/15/2016	3,634
	4,750	3.80%, 03/15/2022	4,554
	305	4.60%, 02/15/2021	312
	325	5.00%, 03/01/2021	341
	175	6.00%, 08/15/2040	172
	400	6.38%, 03/01/2041	410
		Emdeon, Inc.
	791	11.00%, 12/31/2019	910
		Fidelity National Information Services, Inc.
	280	5.00%, 03/15/2022	288
		Gannett Co., Inc.
	1,880	5.13%, 10/15/2019 ■	1,946
		GLP Capital L.P./Finance II
	170	4.38%, 11/01/2018 ■	173
	720	4.88%, 11/01/2020 ■	725
	165	5.38%, 11/01/2023 ■	167
		Gray Television, Inc.
	2,565	7.50%, 10/01/2020	2,687
		Great Canadian Gaming Co.
CAD	190	6.63%, 07/25/2022 ■	188
		Greektown Superholdings, Inc.
	510	13.00%, 07/01/2015	532
		Grupo Televisa S.A.
	95	6.63%, 01/15/2040	105
		Isle of Capri Casinos, Inc.
	120	7.75%, 03/15/2019	129
	290	8.88%, 06/15/2020	309
		NBC Universal Enterprise
	1,540	1.66%, 04/15/2018 ■	1,525
	2,745	1.97%, 04/15/2019 ■	2,708
	600	5.25%, 12/19/2049 ■	594
		NBC Universal Media LLC
	1,900	2.88%, 01/15/2023	1,833
	1,350	5.95%, 04/01/2041	1,554
		NCR Corp.
	430	4.63%, 02/15/2021	425
		News America Holdings, Inc.
	75	7.75%, 12/01/2045	95
	100	8.88%, 04/26/2023	131
		News America, Inc.
	4,925	3.00%, 09/15/2022	4,701
	850	6.15%, 02/15/2041	959
	285	6.40%, 12/15/2035	326
	2,450	6.90%, 03/01/2019	2,979
		Nexstar Broadcasting, Inc.
	915	6.88%, 11/15/2020 ■	956
		Regal Cinemas Corp.
	645	8.63%, 07/15/2019	697
		Regal Entertainment Group
	138	5.75%, 02/01/2025	131
	70	9.13%, 08/15/2018	77
		Sirius XM Radio, Inc.
	120	4.25%, 05/15/2020 ■	115
	335	4.63%, 05/15/2023 ■	307
	985	5.25%, 08/15/2022 ■	1,000
		Time Warner Cable, Inc.
	950	4.00%, 09/01/2021	892
	1,040	4.50%, 09/15/2042	780
	2,150	5.88%, 11/15/2040	1,843
	2,000	6.55%, 05/01/2037	1,872
	4,625	6.75%, 07/01/2018 - 06/15/2039	5,105
	970	8.25%, 04/01/2019	1,137
		Time Warner Entertainment Co., L.P.
	30	8.38%, 03/15/2023	35
		Time Warner, Inc.
	360	3.40%, 06/15/2022	356
	600	4.00%, 01/15/2022	615
	2,275	4.88%, 03/15/2020	2,517
	1,500	5.88%, 11/15/2016	1,701
	1,985	6.10%, 07/15/2040	2,190
	350	6.50%, 11/15/2036	401
	75	6.63%, 05/15/2029	87
	1,010	7.63%, 04/15/2031	1,278
		Univision Communications, Inc.
	1,060	6.75%, 09/15/2022 ■	1,155
		Viacom, Inc.
	305	1.25%, 02/27/2015	307
	1,874	4.38%, 09/15/2014 - 03/15/2043	1,693
	1,250	4.50%, 03/01/2021 - 02/27/2042	1,183
	340	6.13%, 10/05/2017	392
		Videotron Ltee
	245	5.00%, 07/15/2022	241
		Virgin Media Secured Finance plc
	500	5.25%, 01/15/2021	507
	100	6.50%, 01/15/2018	104
			88,373
		Beverage and Tobacco Product Manufacturing - 1.0%
		Altria Group, Inc.
	3,800	2.85%, 08/09/2022	3,529
	550	8.50%, 11/10/2013	551
	451	9.70%, 11/10/2018	606
	185	10.20%, 02/06/2039	295
		Anheuser-Busch InBev Worldwide, Inc.
	3,270	1.38%, 07/15/2017	3,274
	3,815	5.38%, 11/15/2014 - 01/15/2020	4,349
	500	8.20%, 01/15/2039	752
		Constellation Brands, Inc.
	190	4.25%, 05/01/2023	182
	585	6.00%, 05/01/2022	638
		Diageo Capital plc
	1,850	1.13%, 04/29/2018	1,799
	180	5.75%, 10/23/2017	208
		International CCE, Inc.
	500	3.50%, 09/15/2020	514
		Japan Tobacco, Inc.
	1,335	2.10%, 07/23/2018 ■	1,346

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Beverage and Tobacco Product Manufacturing - 1.0% - (continued)
	Molson Coors Brewing Co.
$476	2.00%, 05/01/2017	$483
110	3.50%, 05/01/2022	110
3,810	5.00%, 05/01/2042	3,789
	PepsiCo, Inc.
4,690	2.25%, 01/07/2019	4,726
750	7.90%, 11/01/2018	955
	Pernod-Ricard S.A.
3,365	5.75%, 04/07/2021 ■	3,771
	Philip Morris International, Inc.
1,400	1.13%, 08/21/2017	1,388
	Reynolds American, Inc.
1,345	3.25%, 11/01/2022	1,271
2,885	6.15%, 09/15/2043	3,142
		37,678
	Chemical Manufacturing - 0.4%
	Agrium, Inc.
1,650	3.15%, 10/01/2022	1,554
200	6.75%, 01/15/2019	237
	Celanese U.S. Holdings LLC
50	6.63%, 10/15/2018	54
	CF Industries Holdings, Inc.
1,235	3.45%, 06/01/2023	1,177
195	6.88%, 05/01/2018	231
35	7.13%, 05/01/2020	42
	Dow Chemical Co.
2,850	4.25%, 11/15/2020	3,042
	Ecolab, Inc.
500	1.45%, 12/08/2017	492
1,285	3.00%, 12/08/2016	1,353
	Ferro Corp.
680	7.88%, 08/15/2018	720
	Hexion Specialty Chemicals
245	8.88%, 02/01/2018	252
	Hexion U.S. Finance Corp.
725	6.63%, 04/15/2020	736
225	9.00%, 11/15/2020	214
	Ineos Group Holdings plc
3,650	6.13%, 08/15/2018 ■	3,687
	MPM Escrow LLC/MPM Finance Corp.
370	8.88%, 10/15/2020	391
	PTT Global Chemical PCL
200	4.25%, 09/19/2022 ■	195
		14,377
	Computer and Electronic Product Manufacturing - 0.7%
	Apple, Inc.
1,770	2.40%, 05/03/2023	1,617
	CDW Escrow Corp.
2,405	8.50%, 04/01/2019	2,664
	eAccess Ltd.
75	8.25%, 04/01/2018 ■	82
	EMC Corp.
6,925	1.88%, 06/01/2018	6,950
	Freescale Semiconductor, Inc.
860	6.00%, 01/15/2022 ■☼	870
190	8.05%, 02/01/2020	205
682	9.25%, 04/15/2018 ■	737
44	10.75%, 08/01/2020	50
	Hewlett-Packard Co.
1,850	2.35%, 03/15/2015	1,879
2,000	2.60%, 09/15/2017	2,034
2,380	2.65%, 06/01/2016	2,443
365	3.75%, 12/01/2020	362
635	4.30%, 06/01/2021	632
1,475	4.65%, 12/09/2021	1,494
1,015	4.75%, 06/02/2014	1,038
	Lucent Technologies, Inc.
505	6.45%, 03/15/2029	444
315	6.50%, 01/15/2028	274
	NXP B.V./NXP Funding LLC
575	3.75%, 06/01/2018 ■	576
	ON Semiconductor Corp.
271	2.63%, 12/15/2026 ۞	293
	Raytheon Co.
1,250	4.88%, 10/15/2040	1,280
	Siemens Financieringsmaatschappij N.V.
1,300	6.13%, 08/17/2026 ■	1,553
		27,477
	Construction - 0.1%
	Aguila 3 S.A.
165	7.88%, 01/31/2018 ■	176
	K Hovnanian Enterprises, Inc.
885	9.13%, 11/15/2020 ■	965
	KB Home
175	7.00%, 12/15/2021	180
420	7.50%, 09/15/2022	440
1,586	8.00%, 03/15/2020	1,745
	Lennar Corp.
1,480	4.75%, 12/15/2017 - 11/15/2022	1,507
95	5.60%, 05/31/2015	101
	M/I Homes, Inc.
180	3.00%, 03/01/2018	186
	Pulte Homes, Inc.
130	6.38%, 05/15/2033	118
	Ryland Group, Inc.
150	5.38%, 10/01/2022	146
		5,564
	Couriers and Messengers - 0.0%
	United Parcel Service, Inc.
1,540	2.45%, 10/01/2022	1,458

	Electrical Equipment and Appliance Manufacturing - 0.0%
	General Electric Co.
1,000	2.70%, 10/09/2022	960
795	4.13%, 10/09/2042	734
		1,694
	Fabricated Metal Product Manufacturing - 0.1%
	Anixter International, Inc.
145	5.63%, 05/01/2019	152
	Ball Corp.
135	5.00%, 03/15/2022	136
240	5.75%, 05/15/2021	254
	BOE Intermediate Holdings Corp.
705	9.00%, 11/01/2017 ■Þ	719

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Fabricated Metal Product Manufacturing - 0.1% - (continued)
	Masco Corp.
$155	6.13%, 10/03/2016	$173
25	6.50%, 08/15/2032	25
310	7.13%, 03/15/2020	353
160	7.75%, 08/01/2029	178
	Ply Gem Industries, Inc.
186	9.38%, 04/15/2017	199
		2,189
	Finance and Insurance - 19.2%
	Abbey National Treasury Services plc
200	3.88%, 11/10/2014 ■	206
	ABN Amro Bank N.V.
1,000	4.25%, 02/02/2017 ■	1,076
	ACE Capital Trust II
1,905	9.70%, 04/01/2030	2,734
	ACE INA Holdings, Inc.
2,700	2.70%, 03/13/2023	2,566
	Aetna, Inc.
825	2.75%, 11/15/2022	771
1,600	4.50%, 05/15/2042	1,517
	Akbank T.A.S.
185	3.88%, 10/24/2017 ■	183
150	5.00%, 10/24/2022 ■	142
	Allstate (The) Corp.
1,175	5.75%, 08/15/2053	1,201
	Ally Financial, Inc.
650	6.75%, 12/01/2014	684
40	7.50%, 09/15/2020	47
420	8.00%, 03/15/2020	499
	American Express Co.
1,185	1.55%, 05/22/2018	1,168
1,700	1.75%, 06/12/2015	1,730
5,127	2.65%, 12/02/2022	4,816
4,700	7.00%, 03/19/2018	5,688
	American Express Credit Corp.
325	2.75%, 09/15/2015	337
	American Honda Finance Corp.
2,500	0.64%, 05/26/2016 ■Δ	2,503
2,730	1.60%, 02/16/2018 ■	2,703
	American International Group, Inc.
420	3.80%, 03/22/2017	449
1,795	4.13%, 02/15/2024	1,845
250	4.88%, 09/15/2016	275
375	5.45%, 05/18/2017	423
1,300	5.85%, 01/16/2018	1,500
3,050	6.40%, 12/15/2020	3,659
3,125	8.18%, 05/15/2058	3,852
525	8.25%, 08/15/2018	664
	AmeriGas Finance LLC
240	6.75%, 05/20/2020	262
	Ameriprise Financial, Inc.
3,310	4.00%, 10/15/2023	3,396
1,265	5.30%, 03/15/2020	1,449
370	5.65%, 11/15/2015	406
	Aon Corp.
656	3.13%, 05/27/2016	687
1,700	3.50%, 09/30/2015	1,781
2,300	4.25%, 12/12/2042	2,016
275	5.00%, 09/30/2020	305
	Avalonbay Communities, Inc.
2,095	3.63%, 10/01/2020	2,155
	Banco Davivienda S.A.
335	2.95%, 01/29/2018 ■	327
	Banco de Credito del Peru/Panama
610	4.75%, 03/16/2016 §	646
30	5.38%, 09/16/2020 §	32
71	6.88%, 09/16/2026 ■	77
	Banco do Brasil
800	6.25%, 04/15/2024 ■♠	672
	Banco Nacional De Desenvolvimento
565	5.75%, 09/26/2023 ■	586
	Banco Santander S.A.
195	4.13%, 11/09/2022 ■	186
	Bancolombia S.A.
906	5.13%, 09/11/2022	865
125	6.13%, 07/26/2020	132
	Bank of America Corp.
6,010	2.60%, 01/15/2019	6,050
4,260	4.10%, 07/24/2023	4,317
5,425	5.63%, 07/01/2020	6,217
915	5.65%, 05/01/2018	1,044
1,690	5.75%, 12/01/2017	1,932
2,840	5.88%, 01/05/2021	3,295
4,960	6.00%, 09/01/2017	5,694
3,970	7.63%, 06/01/2019	4,949
	Bank of Tokyo-Mitsubishi UFJ Ltd.
5,925	1.55%, 09/09/2016 ■	5,975
	Barclays Bank plc
146	5.14%, 10/14/2020	156
12,240	6.05%, 12/04/2017 ■	13,768
	BB&T Corp.
1,170	2.05%, 06/19/2018	1,172
200	4.90%, 06/30/2017	222
	BBVA Banco Continental S.A.
475	3.25%, 04/08/2018 ■	477
	Bear Stearns & Co., Inc.
1,750	5.30%, 10/30/2015	1,894
1,000	5.70%, 11/15/2014	1,052
1,210	7.25%, 02/01/2018	1,459
	Berkshire Hathaway Finance Corp.
2,800	0.95%, 08/15/2016	2,809
6,550	1.30%, 05/15/2018	6,444
	Berkshire Hathaway, Inc.
3,400	1.55%, 02/09/2018	3,387
	BNP Paribas
8,430	2.38%, 09/14/2017	8,619
1,900	2.70%, 08/20/2018	1,946
	BP Capital Markets plc
2,250	1.38%, 11/06/2017	2,236
12,625	2.24%, 09/26/2018 ‡	12,754
1,675	2.25%, 11/01/2016	1,731
5,725	2.75%, 05/10/2023	5,348
375	3.13%, 10/01/2015	392
3,800	3.25%, 05/06/2022	3,750
	BPCE S.A.
3,470	5.70%, 10/22/2023 ■	3,559
	Branch Banking & Trust Co.
250	5.63%, 09/15/2016	280

The accompanying notes are an integral part of these financial statements.

11

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Finance and Insurance - 19.2% - (continued)
	Brandywine Operating Partnership L.P.
$3,325	3.95%, 02/15/2023	$3,201
1,100	4.95%, 04/15/2018	1,191
215	5.70%, 05/01/2017	239
350	7.50%, 05/15/2015	383
	Brazil Minas SPE via State of Minas Gerais
1,775	5.33%, 02/15/2028 ■	1,739
1,605	5.33%, 02/15/2028 §	1,573
	Capital One Bank
1,596	3.38%, 02/15/2023	1,521
	Capital One Financial Corp.
2,800	1.00%, 11/06/2015	2,794
1,006	2.15%, 03/23/2015	1,023
137	3.50%, 06/15/2023	132
500	4.75%, 07/15/2021	538
3,075	6.15%, 09/01/2016	3,449
325	7.38%, 05/23/2014	337
	Capital One National Association
3,490	1.50%, 03/22/2018	3,429
	Caterpillar Financial Services Corp.
3,000	1.30%, 03/01/2018	2,945
2,100	2.05%, 08/01/2016	2,166
	Cigna Corp.
1,700	4.00%, 02/15/2022	1,752
800	5.38%, 02/15/2042	855
900	5.88%, 03/15/2041	1,032
	CIT Group, Inc.
335	5.00%, 05/15/2017	360
686	5.25%, 03/15/2018	742
545	5.38%, 05/15/2020	584
180	5.50%, 02/15/2019 ■	195
70	6.63%, 04/01/2018 ■	79
	Citigroup, Inc.
3,155	1.25%, 01/15/2016	3,163
2,700	1.70%, 07/25/2016	2,729
5,675	1.75%, 05/01/2018	5,581
6,275	2.50%, 09/26/2018	6,329
2,965	3.50%, 05/15/2023	2,752
4,040	3.88%, 10/25/2023	4,041
445	4.59%, 12/15/2015	476
2,800	5.38%, 08/09/2020	3,183
1,485	6.00%, 10/31/2033	1,553
9,750	6.13%, 05/15/2018 - 08/25/2036	10,807
1,542	6.38%, 08/12/2014	1,610
1,250	6.63%, 06/15/2032	1,384
870	6.68%, 09/13/2043	972
679	6.88%, 03/05/2038	861
1,285	8.50%, 05/22/2019	1,663
	CNH Capital LLC
245	3.88%, 11/01/2015	253
1,070	6.25%, 11/01/2016	1,174
	Community Choice Financial, Inc.
1,005	10.75%, 05/01/2019	955
	Coventry Health Care, Inc.
2,060	5.45%, 06/15/2021	2,314
	Credit Acceptance Corp.
710	9.13%, 02/01/2017	749
	Credit Suisse Group AG
5,650	6.50%, 08/08/2023 ■	6,031
	Credit Suisse New York
1,000	3.50%, 03/23/2015	1,040
1,500	5.40%, 01/14/2020	1,660
	DBS Bank Ltd.
475	3.63%, 09/21/2022 §	490
	Deutsche Bank AG
4,910	4.30%, 05/24/2028	4,504
	Development Bank of Kazakhstan JSC
345	4.13%, 12/10/2022 ■	318
1,020	4.13%, 12/10/2022 §	941
	Discover Bank/Greenwood DE
2,340	4.20%, 08/08/2023	2,373
	Discover Financial Services, Inc.
960	5.20%, 04/27/2022	1,019
	Duke Realty L.P.
895	6.75%, 03/15/2020	1,046
260	7.38%, 02/15/2015	280
	El Fondo Mivivienda S.A.
285	3.50%, 01/31/2023 ■	261
	Equity One, Inc.
65	6.00%, 09/15/2017	73
	ERP Operating L.P.
300	5.13%, 03/15/2016	328
	Everest Reinsurance Holdings, Inc.
70	5.40%, 10/15/2014	73
	Federal Realty Investment Trust
55	5.95%, 08/15/2014	57
	Felcor Escrow Holdings
340	6.75%, 06/01/2019	362
	Fibria Overseas Finance Ltd.
163	7.50%, 05/04/2020 ■	179
	Fifth Third Bancorp
356	3.63%, 01/25/2016	376
3,195	5.45%, 01/15/2017	3,536
1,300	8.25%, 03/01/2038	1,753
	FMR LLC
3,825	4.95%, 02/01/2033 ■	3,770
	Ford Motor Credit Co. LLC
1,500	1.70%, 05/09/2016	1,513
2,100	2.75%, 05/15/2015	2,156
275	3.00%, 06/12/2017	286
5,100	3.88%, 01/15/2015	5,279
4,060	4.21%, 04/15/2016	4,333
2,445	4.25%, 09/20/2022	2,515
685	5.00%, 05/15/2018	759
2,400	5.88%, 08/02/2021	2,750
145	6.63%, 08/15/2017	169
195	8.00%, 12/15/2016	232
200	8.13%, 01/15/2020	254

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Finance and Insurance - 19.2% - (continued)
	General Electric Capital Corp.
$3,375	1.00%, 01/08/2016	$3,390
6,255	1.50%, 07/12/2016	6,330
3,925	1.63%, 07/02/2015 - 04/02/2018	3,948
5,750	2.30%, 04/27/2017	5,927
1,600	2.95%, 05/09/2016	1,678
725	3.50%, 06/29/2015	759
4,625	4.65%, 10/17/2021	5,064
725	5.55%, 05/04/2020	840
3,715	5.63%, 05/01/2018	4,309
2,995	5.88%, 01/14/2038	3,380
1,000	6.25%, 12/15/2022 ♠	1,042
4,530	6.75%, 03/15/2032	5,545
	Goldman Sachs Group, Inc.
1,925	2.38%, 01/22/2018	1,936
2,500	2.90%, 07/19/2018	2,553
1,820	5.25%, 07/27/2021	2,009
4,200	5.38%, 03/15/2020	4,724
4,740	5.75%, 01/24/2022	5,375
4,550	6.15%, 04/01/2018	5,273
1,665	6.25%, 02/01/2041	1,927
200	6.35%, 02/15/2034	200
2,470	6.45%, 05/01/2036	2,601
8,525	6.75%, 10/01/2037	9,312
2,921	7.50%, 02/15/2019	3,587
	Grupo Aval Ltd.
300	4.75%, 09/26/2022 ■	281
200	4.75%, 09/26/2022 §	188
	Guardian Life Insurance Co.
250	7.38%, 09/30/2039 ■	324
	Harley-Davidson Financial Services, Inc.
2,185	1.15%, 09/15/2015 ■	2,189
	HCP, Inc.
1,700	2.63%, 02/01/2020	1,644
540	3.75%, 02/01/2019	563
330	6.00%, 01/30/2017	372
1,000	6.70%, 01/30/2018	1,173
	Health Care, Inc. REIT
525	2.25%, 03/15/2018	524
3,195	4.13%, 04/01/2019	3,395
4,350	4.50%, 01/15/2024	4,404
266	5.25%, 01/15/2022	288
	Host Hotels & Resorts L.P.
190	6.00%, 11/01/2020	207
	Host Marriott L.P.
13	6.75%, 06/01/2016	13
	HSBC Bank plc
330	3.50%, 06/28/2015 ■	345
	HSBC Bank USA
3,240	2.38%, 02/13/2015	3,314
250	6.00%, 08/09/2017	286
	HSBC Holdings plc
1,665	5.10%, 04/05/2021	1,854
1,000	6.50%, 09/15/2037	1,185
3,800	6.80%, 06/01/2038	4,646
	HSBC USA, Inc.
1,295	1.63%, 01/16/2018	1,285
175	5.00%, 09/27/2020	190
	Imperial Tobacco Finance plc
5,525	2.05%, 02/11/2018 ■	5,459
	Ineos Finance plc
190	7.50%, 05/01/2020 ■	208
	ING US, Inc.
1,100	5.65%, 05/15/2053	1,047
	Instituto Costarricense de Electricidad
255	6.38%, 05/15/2043 ■	227
	John Deere Capital Corp.
3,835	3.15%, 10/15/2021	3,872
395	3.90%, 07/12/2021	418
	JP Morgan Chase & Co.
2,220	1.10%, 10/15/2015	2,226
3,375	1.63%, 05/15/2018	3,315
2,270	3.25%, 09/23/2022	2,193
4,640	3.38%, 05/01/2023	4,349
265	4.25%, 10/15/2020	283
5,300	4.35%, 08/15/2021	5,621
500	4.40%, 07/22/2020	540
450	4.50%, 01/24/2022	479
2,220	4.63%, 05/10/2021	2,406
4,070	5.13%, 09/15/2014	4,225
6,755	5.63%, 08/16/2043	6,952
11,081	6.00%, 07/05/2017 - 01/15/2018	12,791
930	6.30%, 04/23/2019	1,102
1,000	6.40%, 05/15/2038	1,205
	Key Bank NA
250	5.45%, 03/03/2016	274
	Kimco Realty Corp.
3,175	3.13%, 06/01/2023	2,946
1,380	4.30%, 02/01/2018	1,500
	Ladder Capital Finance Holdings LLC
1,291	7.38%, 10/01/2017	1,368
	Liberty Mutual Group, Inc.
1,385	4.25%, 06/15/2023 ■	1,386
	Liberty Property L.P.
635	3.38%, 06/15/2023	597
520	4.13%, 06/15/2022	524
115	4.75%, 10/01/2020	123
350	5.50%, 12/15/2016	388
	Lincoln National Corp.
590	4.00%, 09/01/2023	598
3,000	4.85%, 06/24/2021	3,281
1,035	6.15%, 04/07/2036	1,200
625	6.30%, 10/09/2037	741
450	7.00%, 06/15/2040	580
2,000	8.75%, 07/01/2019	2,610
	Lloyds Banking Group plc
165	6.50%, 09/14/2020 ■	186
	Majapahit Holding B.V.
1,070	7.75%, 01/20/2020 §	1,228
2,375	8.00%, 08/07/2019 §	2,752
	Marsh & McLennan Cos., Inc.
6,675	2.30%, 04/01/2017	6,750
3,900	4.05%, 10/15/2023	3,949
565	4.80%, 07/15/2021	615
	Massachusetts Mutual Life Insurance Co.
2,800	8.88%, 06/01/2039 ■	4,106
	Massmutual Global Funding
2,625	2.10%, 08/02/2018 ■	2,629
630	3.13%, 04/14/2016 ■	661

The accompanying notes are an integral part of these financial statements.

13

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Finance and Insurance - 19.2% - (continued)
	Merrill Lynch & Co., Inc.
$2,496	5.70%, 05/02/2017	$2,770
1,700	6.05%, 05/16/2016	1,879
320	6.40%, 08/28/2017	372
4,515	6.88%, 04/25/2018	5,363
9,330	7.75%, 05/14/2038	11,919
	MetLife Global Funding I
300	2.50%, 09/29/2015 ■	309
500	3.13%, 01/11/2016 ■	522
	MetLife Institutional Funding II
2,500	1.63%, 04/02/2015 ■	2,532
	MetLife, Inc.
965	1.76%, 12/15/2017	966
4,750	4.37%, 09/15/2023	5,014
275	6.38%, 06/15/2034	337
	Morgan Stanley
5,030	1.75%, 02/25/2016	5,079
5,950	2.13%, 04/25/2018	5,916
4,270	4.10%, 05/22/2023	4,125
1,770	4.88%, 11/01/2022	1,822
2,225	5.50%, 01/26/2020 - 07/28/2021	2,509
2,371	5.55%, 04/27/2017	2,664
3,361	5.75%, 01/25/2021	3,848
785	6.00%, 04/28/2015	841
1,265	6.38%, 07/24/2042	1,497
2,460	6.63%, 04/01/2018	2,885
2,600	7.30%, 05/13/2019	3,175
	National Australia Bank Ltd.
1,375	2.30%, 07/25/2018	1,397
	National City Corp.
585	6.88%, 05/15/2019	702
	National Money Mart Co.
1,845	10.38%, 12/15/2016	1,919
	National Rural Utilities Cooperative Finance Corp.
1,735	2.35%, 06/15/2020	1,703
	Nationstar Mortgage LLC
1,935	6.50%, 08/01/2018 - 07/01/2021	1,988
675	7.88%, 10/01/2020	721
	Nationwide Mutual Insurance Co.
2,600	9.38%, 08/15/2039 ■	3,627
	New York Life Global Funding
800	2.45%, 07/14/2016 ■	831
	Nordea Bank AB
760	4.88%, 05/13/2021 ■	801
	Nuveen Investments, Inc.
2,155	9.13%, 10/15/2017 ■	2,090
741	9.50%, 10/15/2020 ■	706
	Oversea-Chinese Banking Corp., Ltd.
400	3.75%, 11/15/2022 §	413
	Pacific Life Insurance Co.
2,075	9.25%, 06/15/2039 ■	2,911
	PKO Finance AB
375	4.63%, 09/26/2022 ■	379
200	4.63%, 09/26/2022 §	202
	PNC Bank NA
2,890	2.70%, 11/01/2022	2,672
1,450	3.80%, 07/25/2023	1,443
	PNC Financial Services Group, Inc.
1,240	2.85%, 11/09/2022 Δ	1,164
	PNC Funding Corp.
2,075	2.70%, 09/19/2016	2,162
3,000	5.25%, 11/15/2015	3,249
190	5.63%, 02/01/2017	213
	Principal Financial Group, Inc.
620	3.30%, 09/15/2022	609
	Principal Life Global Funding II
1,640	1.00%, 12/11/2015 ■	1,644
	Provident Funding Associates L.P.
1,080	6.75%, 06/15/2021 ■	1,104
	Prudential Financial, Inc.
1,660	5.80%, 11/16/2041	1,874
265	6.20%, 01/15/2015	282
5,320	7.38%, 06/15/2019	6,619
	Rabobank Netherlands
925	3.95%, 11/09/2022	904
	Realty Income Corp.
2,676	3.25%, 10/15/2022	2,508
1,130	4.65%, 08/01/2023	1,168
1,085	6.75%, 08/15/2019	1,291
	Rosselkhozbank OJCS
790	7.75%, 05/29/2018 §	893
	Royal Bank of Scotland Group plc
3,720	2.55%, 09/18/2015	3,810
710	3.95%, 09/21/2015	744
2,080	6.10%, 06/10/2023	2,139
350	6.13%, 01/11/2021	400
1,260	6.99%, 10/05/2017 ■♠	1,320
300	7.64%, 09/27/2017 ♠Δ	287
	Russian Agricultural Bank OJSC
220	5.30%, 12/27/2017 §	228
	Santander Holdings USA, Inc.
730	3.00%, 09/24/2015	752
	Santander UK plc
1,290	5.00%, 11/07/2023 ■☼	1,286
	Simon Property Group L.P.
2,115	5.65%, 02/01/2020	2,440
	Simon Property Group, Inc.
3,120	1.50%, 02/01/2018 ■	3,069
	SLM Corp.
1,550	3.88%, 09/10/2015	1,604
915	6.25%, 01/25/2016	996
723	8.00%, 03/25/2020	826
2,045	8.45%, 06/15/2018	2,388
	Societe Generale
2,535	2.63%, 10/01/2018	2,564
700	8.25%, 11/29/2018 §♠	733
	Softbank Corp.
850	4.50%, 04/15/2020 ■	842
	Sompo Japan Insurance Inc.
200	5.33%, 03/28/2073 ■	201
	Standard Bank plc
100	8.13%, 12/02/2019	112
	Standard Chartered plc
3,300	3.95%, 01/11/2023 ■	3,166
3,950	5.20%, 01/26/2024 ■	4,095
	State Street Capital Trust IV
100	1.25%, 06/15/2037 Δ	79
	State Street Corp.
1,445	3.10%, 05/15/2023	1,364

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Finance and Insurance - 19.2% - (continued)
	Sumitomo Mitsui Banking Corp.
$2,815	1.45%, 07/19/2016	$2,841
	SunTrust Banks, Inc.
4,940	2.35%, 11/01/2018	4,960
991	3.50%, 01/20/2017	1,052
410	3.60%, 04/15/2016	435
	Swiss Re Treasury U.S. Corp.
460	2.88%, 12/06/2022 ■	439
	Teachers Insurance & Annuity Association of America
2,000	6.85%, 12/16/2039 ■	2,520
	TMX Finance LLC
2,680	8.50%, 09/15/2018 ■	2,848
	TSMC Global LTD
1,910	0.95%, 04/03/2016 ■	1,902
	Turkiye Garanti Bankasi A.S.
285	4.00%, 09/13/2017 ■	283
	Turkiye Is Bankasi A.S.
215	6.00%, 10/24/2022 ■	206
	U.S. Bancorp
2,100	1.65%, 05/15/2017	2,118
961	2.95%, 07/15/2022	913
	UBS AG Stamford CT
2,850	5.88%, 07/15/2016	3,177
635	7.63%, 08/17/2022	724
	UnitedHealth Group, Inc.
555	1.40%, 10/15/2017	555
3,000	2.88%, 03/15/2023	2,846
530	6.00%, 02/15/2018	621
1,981	6.88%, 02/15/2038	2,534
	Ventas Realty L.P.
1,240	2.70%, 04/01/2020	1,203
200	3.13%, 11/30/2015	209
3,975	3.25%, 08/15/2022	3,782
325	4.25%, 03/01/2022	334
316	4.75%, 06/01/2021	337
	Vnesheconombank Via VEB Finance plc
1,070	5.38%, 02/13/2017 §	1,143
325	6.03%, 07/05/2022 §	345
	VTB Capital S.A.
1,430	6.88%, 05/29/2018 §	1,576
	Wachovia Bank NA
1,750	5.00%, 08/15/2015	1,875
1,000	5.85%, 02/01/2037	1,140
2,275	6.60%, 01/15/2038	2,840
	Wachovia Capital Trust III
325	5.57%, 12/13/2013 ♠Δ	304
	Wachovia Corp.
2,850	5.50%, 08/01/2035	2,973
670	5.63%, 10/15/2016	753
	Wellpoint, Inc.
1,015	1.25%, 09/10/2015	1,024
1,085	2.30%, 07/15/2018	1,089
1,365	3.13%, 05/15/2022	1,309
3,315	4.63%, 05/15/2042	3,095
1,000	5.85%, 01/15/2036	1,094
2,330	6.38%, 06/15/2037	2,718
	Wells Fargo & Co.
1,300	1.25%, 07/20/2016	1,308
3,710	1.50%, 07/01/2015 - 01/16/2018	3,732
4,965	3.45%, 02/13/2023	4,724
1,905	4.13%, 08/15/2023	1,905
4,000	4.60%, 04/01/2021	4,407
4,985	5.38%, 11/02/2043	5,044
750	5.63%, 12/11/2017	867
	XL Capital Ltd.
953	5.25%, 09/15/2014	988
	Xstrata Finance Canada Ltd.
4,200	2.70%, 10/25/2017 ■	4,220
800	3.60%, 01/15/2017 ■	833
		758,082
	Food Manufacturing - 0.5%
	Archer-Daniels-Midland Co.
750	4.48%, 03/01/2021	813
	Cargill, Inc.
2,925	4.10%, 11/01/2042 ■	2,599
517	4.31%, 05/14/2021 ■	552
1,000	6.00%, 11/27/2017 ■	1,157
	ConAgra Foods, Inc.
875	1.90%, 01/25/2018	869
735	2.10%, 03/15/2018	734
620	3.25%, 09/15/2022	596
3,000	7.13%, 10/01/2026	3,720
	Kellogg Co.
550	7.45%, 04/01/2031	704
	Kraft Foods Group, Inc.
1,450	3.50%, 06/06/2022	1,442
770	5.00%, 06/04/2042	774
2,125	5.38%, 02/10/2020	2,412
1,075	6.75%, 02/19/2014	1,094
1,000	6.88%, 02/01/2038	1,222
	Pinnacle Foods Finance LLC
1,065	4.88%, 05/01/2021 ■	1,017
		19,705
	Food Services - 0.0%
	McDonald's Corp.
355	3.70%, 02/15/2042	312
600	5.30%, 03/15/2017	680
400	6.30%, 10/15/2037	500
		1,492
	Furniture and Related Product Manufacturing - 0.0%
	Newell Rubbermaid, Inc.
1,565	2.05%, 12/01/2017	1,557
	Tempur-Pedic International, Inc.
80	6.88%, 12/15/2020	85
		1,642
	Health Care and Social Assistance - 2.5%
	AbbVie, Inc.
1,840	1.20%, 11/06/2015	1,853
5,740	1.75%, 11/06/2017	5,757
4,325	2.00%, 11/06/2018	4,313
7,585	2.90%, 11/06/2022	7,240
	Alere, Inc.
1,200	6.50%, 06/15/2020	1,230

The accompanying notes are an integral part of these financial statements.

15

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Health Care and Social Assistance - 2.5% - (continued)
	Amgen, Inc.
$1,500	2.13%, 05/15/2017	$1,531
700	4.10%, 06/15/2021	732
4,340	5.15%, 11/15/2041	4,374
500	5.85%, 06/01/2017	572
425	6.40%, 02/01/2039	494
1,475	6.90%, 06/01/2038	1,810
	AstraZeneca plc
1,540	1.95%, 09/18/2019	1,526
1,000	6.45%, 09/15/2037	1,238
	Baxter International, Inc.
3,550	0.95%, 06/01/2016	3,567
1,845	2.40%, 08/15/2022	1,718
	Biomet, Inc.
1,005	6.50%, 08/01/2020 - 10/01/2020	1,051
	Capsugel S.A.
220	7.00%, 05/15/2019 ■☼	220
	Cardinal Health, Inc.
250	4.00%, 06/15/2015	263
	Catholic Health Initiatives
1,290	2.60%, 08/01/2018	1,312
435	2.95%, 11/01/2022	405
	Community Health Systems, Inc.
545	5.13%, 08/15/2018	567
500	7.13%, 07/15/2020	526
	Cubist Pharmaceuticals
235	1.13%, 09/01/2018 ۞■	254
327	1.88%, 09/01/2020 ۞■	351
	CVS Caremark Corp.
1,730	2.75%, 12/01/2022	1,618
1,115	3.25%, 05/18/2015	1,159
1,694	5.75%, 06/01/2017 - 05/15/2041	1,898
1,325	6.13%, 09/15/2039	1,530
150	6.25%, 06/01/2027	181
35	6.94%, 01/10/2030	40
	CVS Pass-Through Trust
16	6.04%, 12/10/2028	18
	DaVita, Inc.
385	6.63%, 11/01/2020	411
	Exelixis, Inc.
345	4.25%, 08/15/2019 ۞	371
	Express Scripts Holding Co.
5,000	2.10%, 02/12/2015	5,079
	Fresenius Medical Care U.S. Finance II, Inc.
115	5.63%, 07/31/2019 ■	123
96	5.88%, 01/31/2022 ■	102
30	6.50%, 09/15/2018 ■	34
	Gilead Sciences, Inc.
3,700	4.40%, 12/01/2021	3,996
	GlaxoSmithKline Capital, Inc.
1,090	2.80%, 03/18/2023	1,042
	HCA Holdings, Inc.
1,310	6.25%, 02/15/2021	1,376
	HCA, Inc.
1,490	5.88%, 03/15/2022 - 05/01/2023	1,509
645	6.38%, 01/15/2015	681
2,160	6.50%, 02/15/2016 - 02/15/2020	2,394
115	7.25%, 09/15/2020	126
315	7.50%, 11/15/2095	284
	Health Management Associates, Inc.
640	7.38%, 01/15/2020	714
	Hologic, Inc.
725	2.00%, 03/01/2042 ۞	758
65	6.25%, 08/01/2020	69
	Howard Hughes Medical Institute
1,095	3.50%, 09/01/2023	1,098
	IMS Health, Inc.
255	12.50%, 03/01/2018 ■	303
	Kaiser Foundation Hospitals
650	3.50%, 04/01/2022	636
	Laboratory Corp. of America Holdings
285	3.75%, 08/23/2022	280
	Medco Health Solutions, Inc.
525	2.75%, 09/15/2015	542
	Memorial Sloan-Kettering Cancer Center
695	5.00%, 07/01/2042	704
	Merck & Co., Inc.
945	4.15%, 05/18/2043	886
	Mylan, Inc.
730	1.80%, 06/24/2016 ■	735
4,600	6.00%, 11/15/2018 ■	4,949
	Pfizer, Inc.
1,000	4.30%, 06/15/2043	955
1,000	6.20%, 03/15/2019	1,209
1,450	7.20%, 03/15/2039	1,982
	Pinnacle Merger Sub, Inc.
1,065	9.50%, 10/01/2023 ■	1,124
	Rite Aid Corp.
75	8.00%, 08/15/2020	84
	Sanofi-Aventis S.A.
3,900	1.25%, 04/10/2018	3,840
	Savient Pharmaceuticals, Inc.
565	4.75%, 02/01/2018 ۞Ψ	10
	Schering-Plough Corp.
1,000	6.50%, 12/01/2033	1,275
	Tenet Healthcare Corp.
345	4.75%, 06/01/2020	342
315	6.25%, 11/01/2018	345
1,190	8.13%, 04/01/2022 ■	1,303
	VPII Escrow Corp.
865	6.75%, 08/15/2018 ■	947
	Warner Chilcott plc
296	7.75%, 09/15/2018	323
	Zoetis, Inc.
380	1.88%, 02/01/2018	379
3,225	3.25%, 02/01/2023	3,088
1,080	4.70%, 02/01/2043	1,019
		96,775
	Information - 3.8%
	Activision Blizzard
2,670	5.63%, 09/15/2021 ■	2,764
	Altice Financing S.A.
765	7.88%, 12/15/2019 ■	829
225	9.88%, 12/15/2020 ■	251
	America Movil S.A.B. de C.V.
620	2.38%, 09/08/2016	636
160	5.00%, 03/30/2020	175

The accompanying notes are an integral part of these financial statements.

16

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Information - 3.8% - (continued)
	AT&T, Inc.
$1,500	3.00%, 02/15/2022	$1,411
205	3.88%, 08/15/2021	207
3,470	4.30%, 12/15/2042	2,897
114	4.35%, 06/15/2045	94
475	4.45%, 05/15/2021	500
1,170	5.35%, 09/01/2040	1,140
1,250	5.50%, 02/01/2018	1,426
1,800	6.30%, 01/15/2038	1,951
454	6.50%, 09/01/2037	505
	Audatex North America, Inc.
510	6.75%, 06/15/2018	545
	British Telecommunications plc
2,590	1.63%, 06/28/2016	2,624
1,160	2.00%, 06/22/2015	1,182
	Cellco Partnership - Verizon Wireless Capital LLC
325	8.50%, 11/15/2018	418
	Cox Communications, Inc.
3,240	2.95%, 06/30/2023 ■	2,894
700	3.25%, 12/15/2022 ■	643
2,565	4.50%, 06/30/2043 ■	2,121
1,484	4.70%, 12/15/2042 ■	1,253
220	6.45%, 12/01/2036 ■	229
700	8.38%, 03/01/2039 ■	860
	CSC Holdings, Inc.
355	7.63%, 07/15/2018	409
	Deutsche Telekom International Finance B.V.
710	3.13%, 04/11/2016 ■	743
425	4.88%, 07/08/2014	437
1,130	4.88%, 03/06/2042 ■	1,091
670	8.75%, 06/15/2030	958
	DISH DBS Corp.
2,315	5.00%, 03/15/2023	2,214
675	5.88%, 07/15/2022	691
1,760	6.75%, 06/01/2021	1,905
1,260	7.88%, 09/01/2019	1,465
	First Data Corp.
260	6.75%, 11/01/2020 ■	275
1,920	7.38%, 06/15/2019 ■	2,066
3,220	8.25%, 01/15/2021 ■	3,429
36	8.75%, 01/15/2022 ■Þ	39
	Harron Communications L.P.
595	9.13%, 04/01/2020 ■	661
	Intelsat Jackson Holdings S.A.
410	6.63%, 12/15/2022	418
1,295	7.25%, 04/01/2019	1,396
635	7.50%, 04/01/2021	692
10	8.50%, 11/01/2019	11
	Intelsat Luxembourg S.A.
1,095	6.75%, 06/01/2018 ■	1,153
1,965	7.75%, 06/01/2021 ■	2,073
	InterActiveCorp
250	4.75%, 12/15/2022	237
	Lawson Software, Inc.
530	9.38%, 04/01/2019	599
	Level 3 Communications, Inc.
80	8.88%, 06/01/2019	87
	Level 3 Escrow, Inc.
466	8.13%, 07/01/2019	514
	Level 3 Financing, Inc.
430	6.13%, 01/15/2021 ■☼	437
1,444	7.00%, 06/01/2020	1,538
415	8.63%, 07/15/2020	470
	Mediacom LLC
150	7.25%, 02/15/2022	158
420	9.13%, 08/15/2019	458
	MetroPCS Wireless, Inc.
1,450	6.63%, 11/15/2020	1,534
540	7.88%, 09/01/2018	583
	Nara Cable Funding Ltd.
1,285	8.88%, 12/01/2018 ■	1,372
	NII Capital Corp.
600	7.63%, 04/01/2021	348
85	8.88%, 12/15/2019	53
	NII International Telecom S.a.r.l.
1,250	7.88%, 08/15/2019 ■	1,087
165	11.38%, 08/15/2019 ■	157
	Nippon Telegraph & Telephone Corp.
1,505	1.40%, 07/18/2017	1,502
	Oracle Corp.
2,500	3.63%, 07/15/2023	2,523
415	5.00%, 07/08/2019	474
1,300	5.75%, 04/15/2018	1,520
	Softbrands, Inc.
140	11.50%, 07/15/2018	162
	Sprint Corp.
1,935	7.25%, 09/15/2021 ■	2,085
1,805	7.88%, 09/15/2023 ■	1,958
	Sprint Nextel Corp.
1,685	7.00%, 03/01/2020 ■	1,871
900	9.00%, 11/15/2018 ■	1,091
	Syniverse Holdings, Inc.
2,025	9.13%, 01/15/2019	2,192
	Telefonica Emisiones SAU
400	5.13%, 04/27/2020	422
500	5.46%, 02/16/2021	530
	Telefonica Europe B.V.
440	8.25%, 09/15/2030	529
	Telefonos de Mexico S.A.B. de C.V.
100	5.50%, 11/15/2019	111
	Time Warner Cable, Inc.
2,000	5.00%, 02/01/2020	2,049
	T-Mobile USA, Inc.
210	5.25%, 09/01/2018 ■	218
890	6.46%, 04/28/2019	944
370	6.63%, 04/28/2021	391
1,030	6.73%, 04/28/2022	1,088
145	6.84%, 04/28/2023	153
	TW Telecom Holdings, Inc.
90	5.38%, 10/01/2022	90
	Unitymedia Hessen GmbH & Co.
1,800	5.50%, 01/15/2023 ■	1,778
	UPCB Finance V Ltd.
475	7.25%, 11/15/2021 ■	521
	UPCB Finance VI Ltd.
470	6.88%, 01/15/2022 ■	506

The accompanying notes are an integral part of these financial statements.

17

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Information - 3.8% - (continued)
	Verizon Communications, Inc.
$2,500	0.70%, 11/02/2015	$2,492
3,825	2.50%, 09/15/2016	3,969
7,200	3.65%, 09/14/2018	7,658
4,575	4.50%, 09/15/2020	4,952
400	4.60%, 04/01/2021	430
7,375	5.15%, 09/15/2023	8,002
1,125	6.10%, 04/15/2018	1,309
1,150	6.35%, 04/01/2019	1,358
2,970	6.40%, 02/15/2038	3,340
13,995	6.55%, 09/15/2043	16,237
2,300	6.90%, 04/15/2038	2,724
500	7.35%, 04/01/2039	622
182	8.75%, 11/01/2018	235
	Verizon Global Funding Corp.
1,310	7.75%, 12/01/2030	1,639
	Verizon Wireless Capital LLC
800	5.55%, 02/01/2014	809
	Vivendi S.A.
665	2.40%, 04/10/2015 ■	682
	Vodafone Group plc
2,000	1.25%, 09/26/2017	1,960
2,100	1.50%, 02/19/2018	2,062
	Wind Acquisition Finance S.A.
225	6.50%, 04/30/2020 ■	232
3,235	7.25%, 02/15/2018 ■	3,402
	Windstream Corp.
615	6.38%, 08/01/2023	596
280	7.50%, 06/01/2022	293
480	7.75%, 10/15/2020	515
165	8.13%, 09/01/2018	179
	Zayo Group LLC
755	8.13%, 01/01/2020	827
60	10.13%, 07/01/2020	69
		150,614
	Leather and Allied Product Manufacturing - 0.0%
	Nike, Inc.
1,940	3.63%, 05/01/2043	1,703

	Machinery Manufacturing - 0.0%
	Case New Holland, Inc.
290	7.88%, 12/01/2017	343
	Perusahaan Listrik Negara
200	5.50%, 11/22/2021 ■	201
	Weekley Homes LLC
110	6.00%, 02/01/2023 ■	106
	Xerox Corp.
275	4.25%, 02/15/2015	287
		937
	Mining - 0.4%
	ALROSA Finance S.A.
415	7.75%, 11/03/2020 §	469
	American Rock Salt Co. LLC
111	8.25%, 05/01/2018 ■	108
	BHP Billiton Finance USA Ltd.
1,850	5.00%, 09/30/2043	1,901
	Codelco, Inc.
100	3.75%, 11/04/2020 ■	100
115	3.75%, 11/04/2020 §	116
235	3.88%, 11/03/2021 §	234
	Falconbridge Ltd.
75	5.38%, 06/01/2015	79
75	6.00%, 10/15/2015	81
	Freeport-McMoRan Copper & Gold, Inc.
5,940	3.10%, 03/15/2020	5,732
1,340	3.88%, 03/15/2023	1,268
	Glencore Funding LLC
3,020	1.70%, 05/27/2016 ■	3,008
	Inco Ltd.
30	7.20%, 09/15/2032	32
	Rio Tinto Finance USA Ltd.
920	2.25%, 09/20/2016	945
100	3.50%, 11/02/2020	102
225	4.13%, 05/20/2021	233
	Southern Copper Corp.
585	7.50%, 07/27/2035	623
	Teck Resources Ltd.
1,015	3.00%, 03/01/2019	1,014
		16,045
	Miscellaneous Manufacturing - 0.4%
	BE Aerospace, Inc.
895	5.25%, 04/01/2022	920
305	6.88%, 10/01/2020	336
	Boeing Co.
1,000	6.13%, 02/15/2033	1,217
	DigitalGlobe, Inc.
690	5.25%, 02/01/2021 ■	668
	Hutchison Whampoa International Ltd.
2,800	2.00%, 11/08/2017 ■	2,784
965	3.50%, 01/13/2017 ■	1,012
900	5.75%, 09/11/2019 ■	1,020
	L-3 Communications Corp.
430	3.95%, 11/15/2016	459
	Owens-Brockway Glass Container, Inc.
155	7.38%, 05/15/2016	175
	S.C. Johnson & Son, Inc.
2,520	4.00%, 05/15/2043 ■	2,252
	Textron, Inc.
300	6.20%, 03/15/2015	320
	TransDigm Group, Inc.
781	5.50%, 10/15/2020	787
1,150	7.75%, 12/15/2018	1,236
	United Technologies Corp.
1,925	4.50%, 06/01/2042	1,898
950	6.13%, 07/15/2038	1,160
		16,244
	Motor Vehicle and Parts Manufacturing - 0.2%
	American Axle & Manufacturing Holdings, Inc.
295	6.63%, 10/15/2022	311
	Daimler Finance NA LLC
5,130	1.25%, 01/11/2016 ■	5,156
1,900	1.65%, 04/10/2015 ■	1,920
	Ford Motor Co.
370	7.45%, 07/16/2031	462

The accompanying notes are an integral part of these financial statements.

18

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Motor Vehicle and Parts Manufacturing - 0.2% - (continued)
	Tenneco, Inc.
$240	7.75%, 08/15/2018	$259
	TRW Automotive, Inc.
435	7.25%, 03/15/2017 ■	499
		8,607
	Nonmetallic Mineral Product Manufacturing - 0.1%
	Ardagh Packaging Finance plc
410	7.00%, 11/15/2020 ■	408
350	7.38%, 10/15/2017 ■	376
240	9.13%, 10/15/2020 ■	258
	Cemex S.A.B. de C.V.
325	3.75%, 03/15/2018	414
	Silgan Holdings, Inc.
500	5.00%, 04/01/2020	498
	Turk Vise Ve Cam Fabrika
280	4.25%, 05/09/2020 ■	251
		2,205
	Other Services - 0.1%
	Service Corp. International
960	4.50%, 11/15/2020	939
1,185	5.38%, 01/15/2022 ■	1,197
120	6.75%, 04/01/2016	131
885	7.63%, 10/01/2018	1,013
	Sonic Automotive, Inc.
590	7.00%, 07/15/2022	637
		3,917
	Paper Manufacturing - 0.0%
	Clearwater Paper Corp.
140	4.50%, 02/01/2023	128
20	7.13%, 11/01/2018	22
		150
	Petroleum and Coal Products Manufacturing - 3.0%
	Anadarko Petroleum Corp.
170	5.75%, 06/15/2014	175
1,650	5.95%, 09/15/2016	1,864
1,500	6.38%, 09/15/2017	1,753
1,300	6.45%, 09/15/2036	1,530
125	7.95%, 06/15/2039	173
2,110	8.70%, 03/15/2019	2,739
	Antero Resources Finance Corp.
340	5.38%, 11/01/2021 ■☼	345
1,250	6.00%, 12/01/2020	1,319
190	7.25%, 08/01/2019	204
125	9.38%, 12/01/2017	132
	Apache Corp.
2,760	2.63%, 01/15/2023	2,573
	BG Energy Capital plc
1,800	4.00%, 10/15/2021 ■	1,875
	Canadian Natural Resources Ltd.
600	5.70%, 05/15/2017	681
	Chesapeake Energy Corp.
160	6.63%, 08/15/2020	181
255	6.88%, 11/15/2020	288
	Chevron Corp.
2,475	2.43%, 06/24/2020	2,468
	CNOOC Finance 2012 Ltd.
2,466	3.88%, 05/02/2022 ■	2,434
	CNPC General Capital
2,270	1.95%, 04/16/2018 ■	2,225
	CNPC HK Overseas Capital Ltd.
1,900	2.75%, 04/19/2017 ■	1,946
315	4.50%, 04/28/2021 ■	327
	Cobalt International Energy, Inc.
795	2.63%, 12/01/2019 ۞	815
	ConocoPhillips Co.
2,040	1.05%, 12/15/2017	1,999
1,775	6.50%, 02/01/2039	2,270
250	7.00%, 03/30/2029	307
	Continental Resources, Inc.
680	5.00%, 09/15/2022	708
	Devon Energy Corp.
2,410	1.88%, 05/15/2017	2,429
555	4.75%, 05/15/2042	524
260	7.95%, 04/15/2032	343
	Devon Financing Corp.
350	7.88%, 09/30/2031	456
	Diamondback Energy, Inc.
1,040	7.63%, 10/01/2021 ■	1,087
	Ecopetrol S.A.
625	5.88%, 09/18/2023	678
470	7.38%, 09/18/2043	539
	EDC Finance Ltd.
480	4.88%, 04/17/2020 ■	476
	Empresa Nacional del Petroleo
100	4.75%, 12/06/2021 §	101
	EnCana Corp.
1,100	3.90%, 11/15/2021	1,107
725	5.15%, 11/15/2041	685
3,000	6.50%, 08/15/2034	3,291
	Endeavour International Corp.
1,475	12.00%, 03/01/2018	1,564
	Ensco plc
250	4.70%, 03/15/2021	270
	EPE Holding/EP Energy Bond
308	8.88%, 12/15/2017 ■Þ	322
	Everest Acquisition LLC
380	6.88%, 05/01/2019	408
1,520	9.38%, 05/01/2020	1,756
	Ferrellgas Partners L.P.
520	6.50%, 05/01/2021	527
305	6.75%, 01/15/2022 ■☼	311
	Gaz Capital S.A.
282	8.63%, 04/28/2034 §	348
1,245	9.25%, 04/23/2019 §	1,553
	Gazprom Neft OAO via GPN Capital S.A.
3,525	4.38%, 09/19/2022 ■	3,318
1,110	4.38%, 09/19/2022 §	1,045
	Gazprom OAO via Gaz Capital S.A.
665	6.00%, 01/23/2021 §	710
	Harvest Operations Corp.
520	6.88%, 10/01/2017	558
	Hess Corp.
1,150	5.60%, 02/15/2041	1,231
500	6.00%, 01/15/2040	556
1,325	7.30%, 08/15/2031	1,633
45	7.88%, 10/01/2029	58

The accompanying notes are an integral part of these financial statements.

19

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Petroleum and Coal Products Manufacturing - 3.0% - (continued)
	Kazmunaigaz Finance Sub B.V.
$305	9.13%, 07/02/2018 §	$373
320	11.75%, 01/23/2015 §	358
	Lukoil International Finance B.V.
3,435	3.42%, 04/24/2018 ■	3,461
915	4.56%, 04/24/2023 ■	875
	Marathon Oil Corp.
3,310	2.80%, 11/01/2022	3,122
	MEG Energy Corp.
980	6.38%, 01/30/2023 ■	986
	Newfield Exploration Co.
501	5.63%, 07/01/2024	511
150	7.13%, 05/15/2018	156
	Nexen, Inc.
400	6.40%, 05/15/2037	460
1,450	7.50%, 07/30/2039	1,871
	Pacific Rubiales Energy Corp.
310	5.13%, 03/28/2023 ■	297
	Pemex Project Funding Master Trust
1,050	6.63%, 06/15/2035 - 06/15/2038	1,137
	Pertamina PT
980	6.00%, 05/03/2042 §	867
	Petrobras Global Finance
499	5.63%, 05/20/2043	427
	Petrobras International Finance Co.
344	5.88%, 03/01/2018	372
	Petrohawk Energy Corp.
1,315	6.25%, 06/01/2019	1,441
2,525	7.25%, 08/15/2018	2,737
	Petroleos de Venezuela S.A.
2,621	9.75%, 05/17/2035 §	2,002
	Petroleos Mexicanos
2,000	5.50%, 06/27/2044	1,870
1,070	6.50%, 06/02/2041	1,140
	Phillips 66
1,400	2.95%, 05/01/2017	1,457
	Pioneer Natural Resources Co.
95	5.88%, 07/15/2016	106
260	6.65%, 03/15/2017	301
145	6.88%, 05/01/2018	173
	Plains Exploration & Production Co.
4,100	6.63%, 05/01/2021	4,471
	Range Resources Corp.
430	5.75%, 06/01/2021	458
15	6.75%, 08/01/2020	16
	Ras Laffan Liquefied Natural Gas Co., Ltd.
1,034	5.83%, 09/30/2016 ■	1,101
	Reliance Holdings USA, Inc.
255	5.40%, 02/14/2022 ■	261
250	5.40%, 02/14/2022 §	255
	Rosetta Resources, Inc.
1,320	5.63%, 05/01/2021	1,333
260	9.50%, 04/15/2018	281
	Rosneft Oil Co.
300	4.20%, 03/06/2022 ■	281
	Seadrill Ltd.
940	5.63%, 09/15/2017 ■	971
	Shell International Finance B.V.
5,700	3.40%, 08/12/2023	5,712
2,400	6.38%, 12/15/2038	3,003
	Sibur Securities Ltd.
260	3.91%, 01/31/2018 ■	254
	Tosco Corp.
500	8.13%, 02/15/2030	706
	Total Capital International S.A.
1,600	1.55%, 06/28/2017	1,616
3,065	2.88%, 02/17/2022	2,997
	Transocean, Inc.
215	4.95%, 11/15/2015	231
300	6.00%, 03/15/2018	339
1,100	6.38%, 12/15/2021	1,239
1,100	6.50%, 11/15/2020	1,248
	Valero Energy Corp.
410	4.50%, 02/01/2015	428
310	6.13%, 02/01/2020	358
2,630	6.63%, 06/15/2037	3,020
	Williams Partners L.P.
2,295	3.35%, 08/15/2022	2,167
125	5.25%, 03/15/2020	137
750	6.30%, 04/15/2040	828
		119,426
	Pipeline Transportation - 0.7%
	DCP Midstream LLC
600	4.75%, 09/30/2021 ■	612
	El Paso Corp.
370	6.50%, 09/15/2020	395
850	7.00%, 06/15/2017	960
50	7.75%, 01/15/2032	52
	El Paso Natural Gas Co.
50	7.25%, 06/01/2018	57
	Energy Transfer Equity L.P.
425	7.50%, 10/15/2020	491
	Enterprise Products Operating LLC
4,450	3.35%, 03/15/2023	4,295
1,300	5.95%, 02/01/2041	1,428
500	6.50%, 01/31/2019	596
	Kinder Morgan Energy Partners L.P.
9,250	4.15%, 02/01/2024	9,194
4,650	5.00%, 12/15/2013 - 08/15/2042	4,410
150	6.55%, 09/15/2040	168
350	7.30%, 08/15/2033	417
50	7.75%, 03/15/2032	62
	Kinder Morgan Finance Co.
110	5.70%, 01/05/2016	119
275	6.00%, 01/15/2018 ■	299
	MarkWest Energy Partners L.P.
175	5.50%, 02/15/2023	181
88	6.25%, 06/15/2022	95
	Plains All American Pipeline L.P.
980	2.85%, 01/31/2023	908
1,375	3.85%, 10/15/2023	1,381
	Transnet Ltd.
200	4.50%, 02/10/2016 §	208
		26,328

The accompanying notes are an integral part of these financial statements.

20

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Plastics and Rubber Products Manufacturing - 0.1%
	Associated Materials LLC
$310	9.13%, 11/01/2017	$331
	Continental Rubber of America Corp.
470	4.50%, 09/15/2019 ■	493
	Nortek, Inc.
1,155	8.50%, 04/15/2021	1,266
		2,090
	Primary Metal Manufacturing - 0.2%
	ArcelorMittal
2,475	5.00%, 02/25/2017	2,614
125	9.50%, 02/15/2015	137
	Novelis, Inc.
125	8.38%, 12/15/2017	134
	Precision Castparts Corp.
3,100	1.25%, 01/15/2018	3,039
	Rio Tinto Alcan, Inc.
2,300	1.63%, 08/21/2017	2,295
		8,219
	Printing and Related Support Activities - 0.1%
	Deluxe Corp.
640	6.00%, 11/15/2020	658
	Quebecor Media, Inc.
335	5.75%, 01/15/2023	324
239	7.75%, 03/15/2016	243
	Valassis Communications, Inc.
950	6.63%, 02/01/2021	948
		2,173
	Professional, Scientific and Technical Services - 0.2%
	Electronic Data Systems Corp.
40	7.45%, 10/15/2029	44
	IBM Corp.
4,200	1.63%, 05/15/2020	3,962
2,000	3.38%, 08/01/2023	1,997
750	7.63%, 10/15/2018	954
	Lamar Media Corp.
625	5.00%, 05/01/2023	595
95	5.88%, 02/01/2022	98
	Lender Processing Services, Inc.
330	5.75%, 04/15/2023	344
	SunGard Data Systems, Inc.
365	6.63%, 11/01/2019	382
990	7.38%, 11/15/2018	1,049
45	7.63%, 11/15/2020	49
		9,474
	Public Administration - 0.1%
	Waste Management, Inc.
1,800	2.60%, 09/01/2016	1,864
250	6.38%, 03/11/2015	268
		2,132
	Rail Transportation - 0.4%
	Burlington Northern Santa Fe Corp.
2,980	3.05%, 09/01/2022	2,863
3,825	3.85%, 09/01/2023	3,873
150	5.75%, 05/01/2040	166
	Canadian Pacific Railway Co.
2,540	4.50%, 01/15/2022	2,693
2,430	5.95%, 05/15/2037	2,749
1,596	6.50%, 05/15/2018	1,887
	CSX Corp.
185	4.25%, 06/01/2021	197
1,000	4.75%, 05/30/2042	977
	RZD Capital Ltd.
1,630	5.70%, 04/05/2022 §	1,707
		17,112
	Real Estate, Rental and Leasing - 1.0%
	Air Lease Corp.
970	4.50%, 01/15/2016	1,019
625	5.63%, 04/01/2017 Δ	681
	Boston Properties L.P.
435	3.70%, 11/15/2018	462
	CBRE Services, Inc.
905	5.00%, 03/15/2023	879
	Duke Realty L.P.
2,200	3.63%, 04/15/2023	2,087
2,061	3.88%, 10/15/2022	1,997
1,235	4.38%, 06/15/2022	1,242
	ERAC USA Finance Co.
925	2.80%, 11/01/2018 ■	938
1,370	3.30%, 10/15/2022 ■	1,319
1,000	5.63%, 03/15/2042 ■	1,030
300	6.38%, 10/15/2017 ■	350
125	7.00%, 10/15/2037 ■	150
	Hertz Corp.
275	6.75%, 04/15/2019	297
	Hertz Global Holdings, Inc.
195	5.88%, 10/15/2020	205
130	6.25%, 10/15/2022	136
	International Lease Finance Corp.
1,425	3.88%, 04/15/2018	1,429
415	5.65%, 06/01/2014	425
785	5.75%, 05/15/2016	839
3,620	5.88%, 04/01/2019 - 08/15/2022	3,877
2,260	6.25%, 05/15/2019	2,463
165	6.75%, 09/01/2016 ■	183
1,605	7.13%, 09/01/2018 ■	1,848
380	8.75%, 03/15/2017	447
	Penske Automotive Group, Inc.
2,700	3.13%, 05/11/2015 ■	2,774
	ProLogis L.P.
1,500	3.35%, 02/01/2021 ☼	1,500
460	4.00%, 01/15/2018	490
6,500	4.25%, 08/15/2023	6,580
250	6.13%, 12/01/2016	283
95	6.25%, 03/15/2017	108
400	6.63%, 05/15/2018	472
	Realogy Corp.
673	7.63%, 01/15/2020 ■	750
	Regency Centers L.P.
830	5.25%, 08/01/2015	885
15	5.88%, 06/15/2017	17
		38,162
	Retail Trade - 1.5%
	99 Cents Only Stores
1,437	11.00%, 12/15/2019	1,617
	Amazon.com, Inc.
2,555	2.50%, 11/29/2022	2,359

The accompanying notes are an integral part of these financial statements.

21

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Retail Trade - 1.5% - (continued)
	American Builders & Contractors Supply Co., Inc.
$190	5.63%, 04/15/2021 ■	$192
	AmeriGas Finance LLC
155	7.00%, 05/20/2022	167
	ARAMARK Corp.
2,275	5.75%, 03/15/2020 ■	2,383
	AutoZone, Inc.
1,823	3.70%, 04/15/2022	1,799
700	7.13%, 08/01/2018	839
	Building Materials Corp.
200	6.75%, 05/01/2021 ■	218
	Energy Transfer Partners L.P.
3,655	3.60%, 02/01/2023	3,487
2,900	4.15%, 10/01/2020	3,010
660	5.20%, 02/01/2022	710
835	6.13%, 02/15/2017	947
125	6.63%, 10/15/2036	137
1,000	7.50%, 07/01/2038	1,197
746	8.50%, 04/15/2014	770
	GRD Holding III Corp.
1,005	10.75%, 06/01/2019 ■	1,091
	Home Depot, Inc.
735	2.70%, 04/01/2023	697
1,265	4.88%, 02/15/2044	1,307
2,050	5.88%, 12/16/2036	2,388
	Kroger (The) Co.
360	3.85%, 08/01/2023	358
1,580	5.15%, 08/01/2043	1,566
	Lowe's Cos., Inc.
1,510	5.00%, 09/15/2043	1,570
	Macy's Retail Holdings, Inc.
20	6.70%, 09/15/2028	23
20	7.00%, 02/15/2028	23
	Michaels Stores, Inc.
1,240	7.75%, 11/01/2018	1,338
	Party City Nextco Holdings
1,150	8.75%, 08/15/2019 ■	1,187
	PC Merger Sub, Inc.
1,015	8.88%, 08/01/2020 ■	1,109
	QVC, Inc.
30	5.13%, 07/02/2022	30
	Sally Holdings LLC
135	5.75%, 06/01/2022	140
225	6.88%, 11/15/2019	249
	Sotheby's
595	5.25%, 10/01/2022 ■	568
	Turlock Corp.
2,800	2.75%, 11/02/2022 ■	2,626
	Wal-Mart Stores, Inc.
9,900	1.95%, 12/15/2018	9,962
600	3.25%, 10/25/2020	624
3,000	4.00%, 04/11/2043	2,704
1,000	5.00%, 10/25/2040	1,056
600	5.25%, 09/01/2035	654
703	5.63%, 04/15/2041	802
2,000	6.20%, 04/15/2038	2,428
2,800	6.50%, 08/15/2037	3,509
		57,841
	Avon Products, Inc.
1,245	2.38%, 03/15/2016	1,271
	Procter & Gamble Co.
816	1.45%, 08/15/2016	830
1,200	5.55%, 03/05/2037	1,399
		3,500
	Transportation Equipment Manufacturing - 0.0%
	Huntington Ingalls Industries, Inc.
1,315	6.88%, 03/15/2018	1,415
106	7.13%, 03/15/2021	115
		1,530
	Truck Transportation - 0.2%
	Penske Truck Leasing Co.
1,510	2.50%, 07/11/2014 - 03/15/2016 ■	1,539
1,720	3.75%, 05/11/2017 ■	1,805
5,670	4.88%, 07/11/2022 ■	5,824
		9,168
	Utilities - 2.9%
	AES (The) Corp.
90	7.75%, 10/15/2015	100
1,010	8.00%, 10/15/2017	1,189
	AES Panama S.A.
15	6.35%, 12/21/2016 §	16
	Ameren Corp.
928	8.88%, 05/15/2014	967
	American Electric Power Co., Inc.
565	1.65%, 12/15/2017	558
	Calpine Corp.
198	7.50%, 02/15/2021 ■	214
	Carolina Power & Light Co.
2,060	4.10%, 05/15/2042	1,933
	CenterPoint Energy Resources Corp.
290	4.50%, 01/15/2021	316
	Centrais Eletricas Brasileiras S.A.
1,675	5.75%, 10/27/2021 §	1,650
	Comision Federal de Electricidad
370	4.88%, 01/15/2024 ■	375
1,160	5.75%, 02/14/2042 §	1,104
	Commonwealth Edison Co.
720	3.40%, 09/01/2021	740
	Connecticut (The) Light & Power Co.
2,575	2.50%, 01/15/2023	2,424
	Consolidated Edison Co. of NY
1,400	4.20%, 03/15/2042	1,319
700	5.85%, 04/01/2018	822
	Dolphin Subsidiary II, Inc.
460	7.25%, 10/15/2021	478
	Dominion Resources, Inc.
5,000	1.05%, 11/01/2016 ■	5,009
1,075	1.40%, 09/15/2017	1,069
3,000	1.95%, 08/15/2016	3,064
900	5.15%, 07/15/2015	965
3,390	7.00%, 06/15/2038	4,306
	Duke Energy Corp.
1,000	2.15%, 11/15/2016	1,031
1,350	3.55%, 09/15/2021	1,378
3,000	3.95%, 10/15/2023	3,059

The accompanying notes are an integral part of these financial statements.

22

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Utilities - 2.9% - (continued)
	Duke Energy Indiana, Inc.
$225	3.75%, 07/15/2020	$238
1,870	4.90%, 07/15/2043	1,955
	Duke Energy Ohio, Inc.
995	3.80%, 09/01/2023	1,027
	Duke Energy Progress, Inc.
6,475	2.80%, 05/15/2022	6,263
	E CL S.A.
100	5.63%, 01/15/2021 §	105
	Edison International
1,210	3.75%, 09/15/2017	1,285
	Eskom Holdings Ltd.
530	6.75%, 08/06/2023 ■	548
	Exelon Generation Co. LLC
325	4.00%, 10/01/2020	327
2,725	4.25%, 06/15/2022	2,669
	Florida Power & Light Co.
1,300	4.13%, 02/01/2042	1,235
	Georgia Power Co.
4,550	0.75%, 08/10/2015	4,558
320	4.75%, 09/01/2040	314
	Great Plains Energy, Inc.
181	4.85%, 06/01/2021	193
	IPALCO Enterprises, Inc.
30	7.25%, 04/01/2016 ■	33
	MidAmerican Energy Holdings Co.
500	5.95%, 05/15/2037	559
	National Power Corp.
15	9.63%, 05/15/2028	22
	Nevada Power Co.
450	7.13%, 03/15/2019	559
	NiSource Finance Corp.
1,450	3.85%, 02/15/2023	1,418
1,450	5.25%, 02/15/2043	1,413
140	6.40%, 03/15/2018	163
	Northeast Utilities
2,775	2.80%, 05/01/2023	2,593
	Oncor Electric Delivery Co. LLC
2,000	4.10%, 06/01/2022	2,066
1,995	4.55%, 12/01/2041	1,867
1,000	5.00%, 09/30/2017	1,115
615	5.25%, 09/30/2040	627
	Pacific Gas & Electric Co.
625	2.45%, 08/15/2022	569
2,400	6.05%, 03/01/2034	2,704
725	8.25%, 10/15/2018	926
	PacifiCorp
840	4.10%, 02/01/2042	778
1,000	5.50%, 01/15/2019	1,170
250	6.25%, 10/15/2037	307
	Pepco Holdings, Inc.
230	2.70%, 10/01/2015	236
	Potomac Electric Power
2,700	4.15%, 03/15/2043	2,540
	PPL Capital Funding, Inc.
585	1.90%, 06/01/2018	577
2,485	3.40%, 06/01/2023	2,346
	PPL Electric Utilities Corp.
950	4.75%, 07/15/2043	978
	Progress Energy, Inc.
345	3.15%, 04/01/2022	337
500	5.63%, 01/15/2016	550
3,051	7.05%, 03/15/2019	3,714
540	7.75%, 03/01/2031	700
	PSEG Power LLC
850	2.75%, 09/15/2016	884
975	8.63%, 04/15/2031	1,339
	Public Service Co. of Colorado
1,930	3.60%, 09/15/2042	1,660
	San Diego Gas & Electric Co.
4,770	3.60%, 09/01/2023	4,904
285	4.50%, 08/15/2040	287
	Scana Corp.
500	4.75%, 05/15/2021	518
	Southern California Edison Co.
925	4.50%, 09/01/2040	923
500	6.00%, 01/15/2034	597
1,010	6.05%, 03/15/2039	1,225
	Southern Co.
300	2.38%, 09/15/2015	308
	Southern Power Co.
1,615	5.25%, 07/15/2043	1,635
	Tampa Electric Co.
2,095	2.60%, 09/15/2022	1,984
	Texas Competitive Electric Co.
1,075	11.50%, 10/01/2020 ■	766
	Virginia Electric & Power Co.
545	2.95%, 01/15/2022	539
325	3.45%, 09/01/2022	332
200	6.35%, 11/30/2037	249
	Virginia Electric and Power Co.
2,450	1.20%, 01/15/2018	2,404
905	4.00%, 01/15/2043	824
	Xcel Energy, Inc.
6,650	0.75%, 05/09/2016	6,614
		113,662
	Water Transportation - 0.0%
	Royal Caribbean Cruises Ltd.
120	5.25%, 11/15/2022	120

	Wholesale Trade - 0.4%
	Ainsworth Lumber Ltd.
319	7.50%, 12/15/2017 ■	345
	Controladora Mabe S.A. de C.V.
705	7.88%, 10/28/2019 §	768
	HD Supply, Inc.
220	8.13%, 04/15/2019	246
	Heineken N.V.
1,770	1.40%, 10/01/2017 ■	1,749
320	2.75%, 04/01/2023 ■	296
3,585	3.40%, 04/01/2022 ■	3,553
	International Paper Co.
500	7.30%, 11/15/2039	624
	Interpublic (The) Group of Co., Inc.
120	6.25%, 11/15/2014	126
	J.M. Huber Corp.
337	9.88%, 11/01/2019 ■	384

The accompanying notes are an integral part of these financial statements.

23

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
		Wholesale Trade - 0.4% - (continued)
		SABMiller Holdings, Inc.
	$3,770	1.85%, 01/15/2015 ■	$3,817
	1,500	2.45%, 01/15/2017 ■	1,549
	1,475	3.75%, 01/15/2022 ■	1,512
	800	4.95%, 01/15/2042 ■	818
			15,787
		Total corporate bonds
		(cost $1,689,777)	$1,694,058

FOREIGN GOVERNMENT OBLIGATIONS - 4.9%
		Argentina - 0.1%
		Argentina (Republic of)
	$5,515	2.50%, 12/31/2038	$2,013
	280	7.00%, 10/03/2015	265
EUR	299	7.82%, 12/31/2033	281
	2,610	8.28%, 12/31/2033	1,853
			$4,412
		Bolivia - 0.0%
		Bolivia (Government of)
	550	5.95%, 08/22/2023 ■	554
	615	5.95%, 08/22/2023 §	620
			1,174
		Brazil - 0.5%
		Brazil (Republic of)
	2,307	4.25%, 01/07/2025 ☼	2,254
	6,282	7.13%, 01/20/2037	7,538
	2,375	8.00%, 01/15/2018 ☼	2,666
	2,449	8.25%, 01/20/2034	3,270
BRL	6,131	10.00%, 01/01/2021 - 01/01/2023	2,516
			18,244
		Chile - 0.0%
		Chile (Republic of)
	1,365	3.88%, 08/05/2020	1,457

		Colombia - 0.4%
		Colombia (Republic of)
	2,045	4.38%, 07/12/2021	2,165
	6,470	7.38%, 01/27/2017 - 09/18/2037	8,016
COP	1,295,400	7.50%, 08/26/2026	713
COP	1,450,000	7.75%, 04/14/2021	876
	695	8.13%, 05/21/2024	921
COP	10,000	9.85%, 06/28/2027	7
	85	10.38%, 01/28/2033	131
	2,361	11.75%, 02/25/2020	3,459
COP	108,000	12.00%, 10/22/2015	65
			16,353
		Costa Rica - 0.0%
		Costa Rica (Republic of)
	680	4.25%, 01/26/2023 ■	646
	255	4.38%, 04/30/2025 ■	235
	255	5.63%, 04/30/2043 ■	226
			1,107
		Croatia - 0.1%
		Croatia (Republic of)
	460	6.25%, 04/27/2017 ■	491
	1,720	6.25%, 04/27/2017 §	1,835
	520	6.63%, 07/14/2020 §	561
	530	6.75%, 11/05/2019 §	578
			3,465
		Dominican Republic International Bond
	595	6.60%, 01/28/2024 ■	615
		Hungary - 0.2%
		Hungary (Republic of)
EUR	165	3.88%, 02/24/2020 §	219
	1,658	4.13%, 02/19/2018	1,675
EUR	1,155	4.38%, 07/04/2017 §	1,599
	588	5.38%, 02/21/2023	586
EUR	550	5.75%, 06/11/2018 §	799
EUR	366	6.00%, 01/11/2019 §	537
	143	6.25%, 01/29/2020	155
	750	7.63%, 03/29/2041	845
			6,415
		Iceland - 0.0%
		Iceland (Republic of)
	425	4.88%, 06/16/2016 §	443
	226	5.88%, 05/11/2022 ■	236
			679
		Indonesia - 0.4%
		Indonesia (Republic of)
	600	3.38%, 04/15/2023 §	540
	1,535	3.75%, 04/25/2022 §	1,447
	4,545	4.88%, 05/05/2021 §	4,716
	1,075	5.38%, 10/17/2023 ■	1,131
	2,120	5.88%, 03/13/2020 §	2,321
	1,501	6.63%, 02/17/2037 §	1,636
	265	6.75%, 03/10/2014 §	268
	645	6.88%, 03/09/2017 §	734
	780	7.25%, 04/20/2015 §	841
	2,070	7.50%, 01/15/2016 §	2,318
	700	7.75%, 01/17/2038 §	853
	360	10.38%, 05/04/2014 §	375
			17,180
		Ivory Coast - 0.0%
		Ivory Coast (Republic of)
	1,730	7.10%, 12/31/2032 §	1,557
	100	7.21%, 12/31/2032 ■	91
			1,648
		Latvia - 0.1%
		Latvia (Republic of)
	1,095	2.75%, 01/12/2020 ■	1,047
	1,890	2.75%, 01/12/2020 §	1,808
	385	5.25%, 02/22/2017 ■	420
	1,250	5.25%, 02/22/2017 - 06/16/2021 §	1,362
			4,637
		Lithuania - 0.0%
		Lithuania (Republic of)
	1,000	6.13%, 03/09/2021 §	1,146
	460	7.38%, 02/11/2020 §	559
			1,705

The accompanying notes are an integral part of these financial statements.

24

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 4.9% - (continued)
		Mexico - 0.6%
		United Mexican States
	$2,318	4.00%, 10/02/2023	$2,354
	4,576	4.75%, 03/08/2044	4,290
	1,306	5.63%, 01/15/2017	1,465
	5,038	5.75%, 10/12/2110	4,874
	230	5.88%, 01/15/2014	232
	2,450	6.05%, 01/11/2040	2,775
	439	6.63%, 03/03/2015	473
	2,575	6.75%, 09/27/2034	3,155
	1,222	7.50%, 04/08/2033	1,613
	415	8.30%, 08/15/2031	584
			21,815
		Nigeria - 0.0%
		Nigeria (Federal Republic of)
	565	5.13%, 07/12/2018 ■	584
	465	6.38%, 07/12/2023 ■	492
			1,076
		Panama - 0.1%
		Panama (Republic of)
	798	7.25%, 03/15/2015	863
	345	8.88%, 09/30/2027	478
	307	9.38%, 04/01/2029	444
			1,785
		Peru - 0.1%
		Peru (Republic of)
PEN	3,325	5.20%, 09/12/2023	1,197
	848	6.55%, 03/14/2037	1,010
	140	7.35%, 07/21/2025	180
PEN	75	7.84%, 08/12/2020	32
	1,455	8.38%, 05/03/2016	1,695
	25	9.88%, 02/06/2015	28
			4,142
		Philippines - 0.4%
		Philippines (Republic of)
	4,505	6.50%, 01/20/2020	5,406
	596	7.75%, 01/14/2031	802
	3,040	8.38%, 06/17/2019	3,922
	345	9.38%, 01/18/2017	424
	973	9.50%, 02/02/2030	1,491
	350	9.88%, 01/15/2019	470
	1,080	10.63%, 03/16/2025	1,706
			14,221
		Romania - 0.1%
		Romania (Republic of)
	566	4.38%, 08/22/2023 §	554
EUR	510	4.88%, 11/07/2019 §	731
	3,152	6.75%, 02/07/2022 §	3,640
			4,925
		Russia - 0.4%
		Russia (Federation of)
	200	3.63%, 04/29/2015 ■	208
	400	3.63%, 04/29/2015 §	415
	3,200	4.88%, 09/16/2023 ■	3,357
	1,600	5.88%, 09/16/2043 ■	1,700
RUB	27,105	6.80%, 12/11/2019	844
RUB	9,875	7.05%, 01/19/2028	295
	4,780	7.50%, 03/31/2030 §	5,689
RUB	27,055	7.60%, 04/14/2021 Δ	875
RUB	11,340	8.15%, 02/03/2027 Δ	375
			13,758
		Slovenia - 0.0%
		Slovenia (Republic of)
	710	5.50%, 10/26/2022 §	679
	1,045	5.85%, 05/10/2023 ■	1,019
			1,698
		South Africa - 0.1%
		South Africa (Republic of)
	880	5.88%, 09/16/2025	939
ZAR	6,970	7.00%, 02/28/2031	592
ZAR	4,045	8.75%, 02/28/2048	389
			1,920
		Turkey - 0.7%
		Turkey (Republic of)
	545	5.13%, 03/25/2022	558
	1,395	5.63%, 03/30/2021	1,489
	670	6.00%, 01/14/2041	673
	2,580	6.75%, 04/03/2018	2,903
	519	6.88%, 03/17/2036	574
	3,595	7.00%, 09/26/2016	4,006
	3,260	7.25%, 03/15/2015	3,480
	5,025	7.38%, 02/05/2025	5,879
	4,600	7.50%, 07/14/2017	5,267
	1,530	8.00%, 02/14/2034	1,892
			26,721
		Ukraine - 0.2%
		Ukraine (Government of)
	350	6.25%, 06/17/2016 ■	313
	1,300	6.25%, 06/17/2016 §	1,164
	2,320	6.58%, 11/21/2016 §	2,076
	260	6.75%, 11/14/2017 §	233
	105	6.88%, 09/23/2015 §	96
	255	7.80%, 11/28/2022 ■	222
	1,235	7.80%, 11/28/2022 §	1,074
	600	7.95%, 02/23/2021 §	544
	220	9.25%, 07/24/2017 ■	210
	665	9.25%, 07/24/2017 §	636
			6,568
		Uruguay - 0.0%
		Uruguay (Republic of)
	656	4.50%, 08/14/2024	677

The accompanying notes are an integral part of these financial statements.

25

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 4.9% - (continued)
	Venezuela - 0.4%
	Venezuela (Republic of)
$1,530	5.75%, 02/26/2016 §	$1,362
750	6.00%, 12/09/2020 §	547
1,100	8.25%, 10/13/2024 §	839
1,480	9.00%, 05/07/2023 §	1,203
7,594	9.25%, 05/07/2028 §	6,037
4,000	9.38%, 01/13/2034	3,180
610	11.95%, 08/05/2031 §	564
		13,732
	Total foreign government obligations
	(cost $194,142)	$192,129

MUNICIPAL BONDS - 0.4%
	Airport Revenues - 0.0%
	New York & New Jersey PA,
$15	4.93%, 10/01/2051	$15

	General Obligations - 0.2%
	California State GO,
725	7.30%, 10/01/2039	944
230	7.60%, 11/01/2040	315
550	7.63%, 03/01/2040	747
	California State GO, Taxable,
2,570	7.55%, 04/01/2039	3,476
	Illinois State GO,
3,525	4.07%, 01/01/2014	3,544
155	5.10%, 06/01/2033	140
585	5.67%, 03/01/2018	636
		9,802
	Miscellaneous - 0.0%
	California State Public Works Board Lease Rev,
50	8.36%, 10/01/2034	61

	Refunded - 0.0%
	New York & New Jersey PA,
350	5.86%, 12/01/2024	411

	Tax Allocation - 0.1%
	LA County CA Met Transportation Auth Sales Tax,
3,000	5.74%, 06/01/2039	3,307

	Transportation - 0.1%
	Grand Parkway Transportation Corp, TX, Toll Rev,
1,195	5.18%, 10/01/2042	1,236
	New Jersey State Turnpike Auth,
250	7.10%, 01/01/2041	322
	New Jersey State Turnpike Auth, Taxable,
50	7.41%, 01/01/2040	67
	New York & New Jersey PA,
1,850	4.46%, 10/01/2062	1,620
	North Texas Tollway Auth Rev,
455	6.72%, 01/01/2049	558
		3,803
	Total municipal bonds
	(cost $17,269)	$17,399

SENIOR FLOATING RATE INTERESTS♦ - 0.2%
	Computer and Electronic Product Manufacturing - 0.0%
	Freescale Semiconductor, Inc.
$845	5.00%, 01/15/2021	$852

	Finance and Insurance - 0.0%
	Asurion LLC
863	3.50%, 07/08/2020	846
323	4.50%, 05/24/2019	323
		1,169
	Information - 0.0%
	Alcatel-Lucent
109	5.75%, 01/30/2019	111

	Mining - 0.0%
	Arch Coal, Inc.
405	5.75%, 05/16/2018	392

	Other Services - 0.1%
	Gardner Denver
1,140	4.25%, 07/30/2020	1,140
	Rexnord LLC
1,470	4.00%, 08/21/2020	1,471
		2,611
	Retail Trade - 0.0%
	J. C. Penney Co., Inc.
454	6.00%, 05/15/2018	439
	Neiman Marcus Group, Inc.
860	5.00%, 10/25/2020	865
		1,304
	Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
	Spotless Group
585	5.00%, 10/02/2018	590

	Utilities - 0.1%
	Calpine Corp.
225	10/30/2020 ◊☼	226
	Texas Competitive Electric Holdings Co. LLC
1,949	4.70%, 10/10/2017	1,298
		1,524
	Total senior floating rate interests
	(cost $8,655)	$8,553

U.S. GOVERNMENT SECURITIES - 1.1%
U.S. Treasury Securities - 1.1%
	U.S. Treasury Bonds - 0.1%
$450	2.88%, 05/15/2043	$386
4,600	4.50%, 02/15/2036 ╦	5,369
		5,755

The accompanying notes are an integral part of these financial statements.

26

Shares or Principal Amount ╬			Market Value ╪
U.S. GOVERNMENT SECURITIES - 1.1% - (continued)
U.S. Treasury Securities - 1.1% - (continued)
	U.S. Treasury Notes - 1.0%
$10,000	0.25%, 07/31/2015 ╦		$9,999
25,150	3.25%, 12/31/2016 ╦		27,178
			37,177
			42,932
	Total U.S. government securities
	(cost $43,766)		$42,932

	Total long-term investments (cost $3,545,586)		$3,853,025

SHORT-TERM INVESTMENTS - 1.8%
Repurchase Agreements - 1.8%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $5,743, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $5,858)
$5,743	0.10%, 10/31/2013		$5,743
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,987, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $2,027)
1,987	0.09%, 10/31/2013		1,987
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $9,213, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $9,397)
9,213	0.08%, 10/31/2013		9,213
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $26,125,
collateralized by U.S. Treasury Bill
0.01% - 0.35%, 2013 - 2014, U.S.
Treasury Bond 2.75% - 8.75%, 2017 -
2042, U.S. Treasury Note 0.25% -
	4.75%, 2013 - 2022, value of $26,647)
26,125	0.09%, 10/31/2013		26,125
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $10,533,
collateralized by FHLMC 2.50% -
7.50%, 2026 - 2043, FNMA 3.00% -
7.00%, 2026 - 2043, GNMA 2.67% -
	5.00%, 2024 - 2048, value of $10,744)
10,533	0.12%, 10/31/2013		10,533
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $6,217, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $6,342)
6,217	0.09%, 10/31/2013		6,217
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $10,943, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $11,182)
10,943	0.10%, 10/31/2013		10,943
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $54, collateralized by U.S. Treasury Note 0.63%, 2017, value of $56)
54	0.09%, 10/31/2013		54
			70,815
	Total short-term investments
	(cost $70,815)		$70,815

	Total investments
	(cost $3,616,401) ▲	99.4%	$3,923,840
	Other assets and liabilities	0.6%	21,746
	Total net assets	100.0%	$3,945,586

The accompanying notes are an integral part of these financial statements.

27

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $3,619,559 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$344,395
Unrealized Depreciation	(40,114)
Net Unrealized Appreciation	$304,281

Ψ	The company is in bankruptcy. The investment held by the Fund is current with respect to interest payments.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $8,274 at October 31, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. The Fund has also pledged $125 of cash as collateral in connection with swap contracts. Securities valued at $3,487, held on behalf of the Fund at the custody bank, were received from broker(s) as collateral in connection with swap contracts. Cash of $442 was also pledged as initial margin deposit and collateral for daily variation margin loss on open centrally cleared swap contracts at October 31, 2013.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2013.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $318,981, which represents 8.1% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $85,127, which represents 2.2% of total net assets.

۞	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date.

Þ	This security may pay interest in additional principal instead of cash.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

28

Futures Contracts Outstanding at October 31, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 30-Year Bond Future	440	12/19/2013	$57,915	$59,317	$1,402
U.S. Treasury 5-Year Note Future	639	12/31/2013	76,440	77,758	1,318
U.S. Treasury Ultra Long Term Bond Future	123	12/19/2013	17,477	17,724	247
					$2,967
Short position contracts:
U.S. Treasury 10-Year Note Future	1,286	12/19/2013	$160,951	$163,784	$(2,833)

					$134

* The number of contracts does not omit 000's.

Cash of $453 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2013.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BRL	Sell	12/03/2013	RBC	$2,327	$2,497	$(170)
COP	Sell	12/18/2013	UBS	1,669	1,704	(35)
EUR	Sell	12/18/2013	CSFB	1,952	1,993	(41)
EUR	Sell	12/18/2013	RBS	1,952	1,993	(41)
GBP	Sell	11/05/2013	BOA	5,636	5,633	3
MXN	Buy	12/18/2013	HSBC	948	954	6
MXN	Buy	12/18/2013	JPM	180	182	2
MYR	Buy	12/18/2013	CSFB	501	519	18
NGN	Buy	12/09/2013	CBK	623	674	51
NGN	Buy	12/09/2013	JPM	267	275	8
NGN	Buy	12/09/2013	SCB	184	190	6
PEN	Sell	12/18/2013	BOA	308	309	(1)
PEN	Sell	12/18/2013	SSG	615	618	(3)
PEN	Sell	12/18/2013	UBS	318	321	(3)
PHP	Buy	12/18/2013	CSFB	515	521	6
RUB	Sell	12/18/2013	RBS	2,369	2,444	(75)
ZAR	Sell	12/18/2013	RBS	1,053	1,050	3
						$(266)

The accompanying notes are an integral part of these financial statements.

29

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Credit Default Swap Contracts Outstanding at October 31, 2013

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Sell protection:
ABX.HE.AAA.6	DEUT	$1,740	0.11%	05/25/46	$(546)	$(445)	$101
CDX.NA.HY.19	BCLY	35,500	5.00%	12/20/17	521	3,036	2,515
CDX.NA.HY.20	BOA	1,030	5.00%	06/20/18	66	79	13
CDX.NA.HY.20	CME	10,425	5.00%	06/20/18	487	795	308
Total					$528	$3,465	$2,937
Credit default swaps on single-name issues:
Buy protection:
Time Warner Cable, Inc.	BCLY	$685	(1.00)% / 1.80%	06/20/18	$(3)	$24	$27
Time Warner Cable, Inc.	GSC	545	(1.00)% / 1.80%	06/20/18	(3)	19	22
Time Warner Cable, Inc.	JPM	710	(1.00)% / 1.80%	06/20/18	(3)	25	28
Venezuela (Republic of)	BOA	745	(5.00)% / 9.75%	03/20/19	139	137	(2)
Venezuela (Republic of)	DEUT	585	(5.00)% / 9.75%	03/20/19	107	108	1
Venezuela (Republic of)	DEUT	730	(5.00)% / 9.75%	03/20/19	141	135	(6)
Viacom, Inc.	BOA	9,750	(1.00)% / 0.50%	12/20/18	(209)	(246)	(37)
Total					$169	$202	$33
Sell protection:
Societe Generale	MSC	$2,450	1.00% / 0.99%	03/20/18	$(98)	$1	$99
Total single-name issues					$71	$203	$132
					$599	$3,668	$3,069

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2013. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

30

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	EURO
GBP	British Pound
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian New Sol
PHP	Philippine Peso
RUB	New Ruble
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.NA.HY	Credit Derivatives North American High Yield

Municipal Bond Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

31

The Hartford Balanced Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$59,188	$–	$46,417	$12,771
Common Stocks ‡	1,835,132	1,654,802	180,330	–
Corporate Bonds	1,694,058	–	1,692,312	1,746
Foreign Government Obligations	192,129	–	192,129	–
Municipal Bonds	17,399	–	17,399	–
Preferred Stocks	3,634	3,247	387	–
Senior Floating Rate Interests	8,553	–	8,553	–
U.S. Government Securities	42,932	–	42,932	–
Short-Term Investments	70,815	–	70,815	–
Total	$3,923,840	$1,658,049	$2,251,274	$14,517
Credit Default Swaps *	3,114	–	3,114	–
Foreign Currency Contracts *	103	–	103	–
Futures *	2,967	2,967	–	–
Total	$6,184	$2,967	$3,217	$–
Liabilities:
Credit Default Swaps *	45	–	45	–
Foreign Currency Contracts *	369	–	369	–
Futures *	2,833	2,833	–	–
Total	$3,247	$2,833	$414	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$8,740	$1,988	$(298	)†	$821	$10,831	$(8,433)	$—	$(878)	$12,771
Corporate Bonds and Foreign Government Obligations	3,056	2	(128	)‡	1	—	(20)	—	(1,165)	1,746
Total	$11,796	$1,990	$(426)		$822	$10,831	$(8,453)	$—	$(2,043)	$14,517

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $(63).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $(125).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

32

The Hartford Balanced Income Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $3,616,401)	$3,923,840
Cash	1,760	*,†
Unrealized appreciation on foreign currency contracts	103
Unrealized appreciation on OTC swap contracts	2,806
Receivables:
Investment securities sold	20,744
Fund shares sold	18,577
Dividends and interest	25,586
Variation margin on financial derivative instruments	221
OTC swap premiums paid	974
Other assets	263
Total assets	3,994,874
Liabilities:
Unrealized depreciation on foreign currency contracts	369
Unrealized depreciation on OTC swap contracts	45
Bank overdraft — foreign cash	—
Payables:
Investment securities purchased	39,982
Fund shares redeemed	6,492
Investment management fees	437
Administrative fees	3
Distribution fees	355
Variation margin on financial derivative instruments	71
Accrued expenses	435
OTC swap premiums received	862
Other liabilities	237
Total liabilities	49,288
Net assets	$3,945,586
Summary of Net Assets:
Capital stock and paid-in-capital	$3,577,387
Undistributed net investment income	6,636
Accumulated net realized gain	51,174
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	310,389
Net assets	$3,945,586

*	Cash of $895 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at October 31, 2013.
†	Cash of $125 was pledged as collateral for open swap contracts at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

33

The Hartford Balanced Income Fund
Statements of Assets and Liabilities – (continued)
October 31, 2013
(000’s Omitted)

Shares authorized	1,450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.05/$13.81
Shares outstanding	143,987
Net assets	$1,879,401
Class B: Net asset value per share	$13.01
Shares outstanding	1,611
Net assets	$20,966
Class C: Net asset value per share	$12.91
Shares outstanding	102,771
Net assets	$1,326,973
Class I: Net asset value per share	$13.05
Shares outstanding	45,836
Net assets	$598,310
Class R3: Net asset value per share	$13.10
Shares outstanding	4,517
Net assets	$59,155
Class R4: Net asset value per share	$13.10
Shares outstanding	2,835
Net assets	$37,128
Class R5: Net asset value per share	$13.11
Shares outstanding	707
Net assets	$9,269
Class Y: Net asset value per share	$13.16
Shares outstanding	1,093
Net assets	$14,384

The accompanying notes are an integral part of these financial statements.

34

The Hartford Balanced Income Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$48,142
Interest	60,293
Less: Foreign tax withheld	(697)
Total investment income	107,738

Expenses:
Investment management fees	18,103
Administrative services fees
Class R3	85
Class R4	41
Class R5	6
Transfer agent fees
Class A	1,675
Class B	42
Class C	915
Class I	463
Class R3	2
Class R4	1
Class R5	—
Class Y	—
Distribution fees
Class A	3,836
Class B	47
Class C	9,951
Class R3	212
Class R4	69
Custodian fees	37
Accounting services fees	618
Registration and filing fees	242
Board of Directors' fees	64
Audit fees	40
Other expenses	416
Total expenses (before waivers and fees paid indirectly)	36,865
Expense waivers	(869)
Commission recapture	(7)
Custodian fee offset	—
Total waivers and fees paid indirectly	(876)
Total expenses, net	35,989
Net Investment Income	71,749
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	52,298
Net realized loss on futures	(2,663)
Net realized gain on swap contracts	1,838
Net realized loss on foreign currency contracts	(62)
Net realized loss on other foreign currency transactions	(61)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	51,350
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	173,080
Net unrealized appreciation of futures	247
Net unrealized appreciation of swap contracts	2,847
Net unrealized depreciation of foreign currency contracts	(261)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	17
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	175,930
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	227,280
Net Increase in Net Assets Resulting from Operations	$299,029

The accompanying notes are an integral part of these financial statements.

35

The Hartford Balanced Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$71,749	$36,617
Net realized gain on investments, other financial instruments and foreign currency transactions	51,350	27,655
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	175,930	105,391
Net Increase in Net Assets Resulting from Operations	299,029	169,663
Distributions to Shareholders:
From net investment income
Class A	(36,895)	(19,641)
Class B	(454)	(283)
Class C	(17,560)	(7,668)
Class I	(12,046)	(5,040)
Class R3	(895)	(389)
Class R4	(584)	(194)
Class R5	(158)	(4)
Class Y	(240)	(22)
Total from net investment income	(68,832)	(33,241)
From net realized gain on investments
Class A	(14,201)	—
Class B	(205)	—
Class C	(8,323)	—
Class I	(3,831)	—
Class R3	(354)	—
Class R4	(187)	—
Class R5	(2)	—
Class Y	(31)	—
Total from net realized gain on investments	(27,134)	—
Total distributions	(95,966)	(33,241)
Capital Share Transactions:
Class A	647,022	658,746
Class B	3,266	5,691
Class C	612,834	471,539
Class I	261,056	227,464
Class R3	28,556	20,914
Class R4	20,396	13,365
Class R5	8,675	31
Class Y	11,938	1,616
Net increase from capital share transactions	1,593,743	1,399,366
Net Increase in Net Assets	1,796,806	1,535,788
Net Assets:
Beginning of period	2,148,780	612,992
End of period	$3,945,586	$2,148,780
Undistributed (distribution in excess of) net investment income	$6,636	$4,522

The accompanying notes are an integral part of these financial statements.

36

The Hartford Balanced Income Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Balanced Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

37

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

38

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

39

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

40

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

41

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. As of October 31, 2013, the Fund did not hold any inflation indexed bonds.

f)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of

42

Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2013.

c)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as

43

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions, credit spreads, currency exchange rates, interest rates and other relevant factors.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, minimum daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of

44

the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2013.

d)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$103	$—	$—	$—	$—	$103
Unrealized appreciation on OTC swap contracts	—	—	2,806	—	—	—	2,806
Variation margin receivable *	218	—	3	—	—	—	221
Total	$218	$103	$2,809	$—	$—	$—	$3,130

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$369	$—	$—	$—	$—	$369
Unrealized depreciation on OTC swap contracts	—	—	45	—	—	—	45
Variation margin payable *	71	—	—	—	—	—	71
Total	$71	$369	$45	$—	$—	$—	$485

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $134 and open centrally cleared swaps cumulative appreciation of $308 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$(2,663)	$—	$—	$—	$—	$—	$(2,663)
Net realized gain on swap contracts	—	—	1,838	—	—	—	1,838
Net realized loss on foreign currency contracts	—	(62)	—	—	—	—	(62)
Total	$(2,663)	$(62)	$1,838	$—	$—	$—	$(887)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$247	$—	$—	$—	$—	$—	$247
Net change in unrealized appreciation of swap contracts	—	—	2,847	—	—	—	2,847
Net change in unrealized depreciation of foreign currency contracts	—	(261)	—	—	—	—	(261)
Total	$247	$(261)	$2,847	$—	$—	$—	$2,833

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or

45

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

46

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$82,184	$33,241
Long-Term Capital Gains ‡	13,782	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$17,257
Undistributed Long-Term Capital Gain	44,009
Unrealized Appreciation *	307,242
Total Accumulated Earnings	$368,508

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(803)
Accumulated Net Realized Gain (Loss)	803

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

47

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.700%
On next $250 million	0.630%
On next $500 million	0.600%
On next $1.5 billion	0.570%
On next $2.5 billion	0.550%
On next $5 billion	0.530%
Over $10 billion	0.525%

48

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B*	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.99%	1.74%	1.74%	0.74%	1.24%	0.94%	0.69%	0.64%

*	Due to the reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees, in accordance with FINRA rules, effective June 30, 2012, the limit on net operating expenses attributable to Class B shares is 0.99%.

From November 1, 2012 through February 28, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B*	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.89%	1.64%	1.64%	0.64%	1.14%	0.84%	0.64%	0.59%

*	Due to the reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees, in accordance with FINRA rules, effective June 30, 2012, the limit on net operating expenses attributable to Class B shares was 0.89%.

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

49

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	0.96%
Class B	0.96
Class C	1.70
Class I	0.71
Class R3	1.22
Class R4	0.91
Class R5	0.69
Class Y	0.62

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $21,481 and contingent deferred sales charges of $315 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Effective January 1, 2011, there was a reduction in the amount charged in connection with the Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be charged in the future. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

50

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class
Class R4	—	%*
Class R5	2

* Percentage amount rounds to zero.

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,377,252
Sales Proceeds Excluding U.S. Government Obligations	836,975
Cost of Purchases for U.S. Government Obligations	117,607
Sales Proceeds for U.S. Government Obligations	97,332

51

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	69,317	3,998	(21,724)	51,591	63,789	1,615	(8,878)	56,526
Amount	$871,692	$49,453	$(274,123)	$647,022	$743,556	$18,846	$(103,656)	$658,746
Class B
Shares	551	47	(335)	263	750	20	(272)	498
Amount	$6,896	$573	$(4,203)	$3,266	$8,622	$237	$(3,168)	$5,691
Class C
Shares	58,722	1,850	(11,341)	49,231	43,872	561	(3,706)	40,727
Amount	$731,990	$22,616	$(141,772)	$612,834	$508,056	$6,494	$(43,011)	$471,539
Class I
Shares	33,806	1,019	(14,100)	20,725	21,997	324	(2,850)	19,471
Amount	$426,625	$12,635	$(178,204)	$261,056	$257,129	$3,794	$(33,459)	$227,464
Class R3
Shares	3,229	100	(1,082)	2,247	2,613	33	(858)	1,788
Amount	$41,043	$1,238	$(13,725)	$28,556	$30,676	$388	$(10,150)	$20,914
Class R4
Shares	3,315	56	(1,722)	1,649	1,437	15	(308)	1,144
Amount	$41,439	$702	$(21,745)	$20,396	$16,938	$180	$(3,753)	$13,365
Class R5
Shares	766	13	(85)	694	2	—	—	2
Amount	$9,590	$160	$(1,075)	$8,675	$27	$4	$—	$31
Class Y
Shares	1,005	21	(81)	945	143	2	(9)	136
Amount	$12,714	$263	$(1,039)	$11,938	$1,700	$21	$(105)	$1,616
Total
Shares	170,711	7,104	(50,470)	127,345	134,603	2,570	(16,881)	120,292
Amount	$2,141,989	$87,640	$(635,886)	$1,593,743	$1,566,704	$29,964	$(197,302)	$1,399,366

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	29	$370
For the Year Ended October 31, 2012	28	$332

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

52

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

53

The Hartford Balanced Income Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$12.24	$0.32	$0.94	$1.26	$(0.30)	$(0.15)	$(0.45)	$13.05	10.57%		$1,879,401	0.99%		0.96%		2.53%
B	12.20	0.32	0.94	1.26	(0.30)	(0.15)	(0.45)	13.01	10.60		20,966	1.10		0.96		2.55
C	12.13	0.22	0.93	1.15	(0.22)	(0.15)	(0.37)	12.91	9.70		1,326,973	1.72		1.70		1.78
I	12.24	0.35	0.94	1.29	(0.33)	(0.15)	(0.48)	13.05	10.84		598,310	0.73		0.71		2.77
R3	12.29	0.29	0.94	1.23	(0.27)	(0.15)	(0.42)	13.10	10.27		59,155	1.33		1.22		2.26
R4	12.28	0.32	0.95	1.27	(0.30)	(0.15)	(0.45)	13.10	10.64		37,128	1.03		0.91		2.55
R5	12.29	0.36	0.94	1.30	(0.33)	(0.15)	(0.48)	13.11	10.90		9,269	0.73		0.69		2.80
Y	12.34	0.36	0.95	1.31	(0.34)	(0.15)	(0.49)	13.16	10.91		14,384	0.63		0.62		2.81

For the Year Ended October 31, 2012
A	$11.02	$0.35	$1.18	$1.53	$(0.31)	$–	$(0.31)	$12.24	14.05%		$1,131,250	1.04%		0.83%		2.98%
B	10.98	0.30	1.16	1.46	(0.24)	–	(0.24)	12.20	13.44		16,451	1.54		1.30		2.55
C	10.94	0.25	1.18	1.43	(0.24)	–	(0.24)	12.13	13.22		649,208	1.79		1.58		2.19
I	11.02	0.37	1.18	1.55	(0.33)	–	(0.33)	12.24	14.31		307,422	0.81		0.59		3.19
R3	11.06	0.31	1.20	1.51	(0.28)	–	(0.28)	12.29	13.84		27,888	1.41		1.11		2.64
R4	11.06	0.33	1.21	1.54	(0.32)	–	(0.32)	12.28	14.08		14,568	1.17		0.83		2.77
R5	11.06	0.38	1.18	1.56	(0.33)	–	(0.33)	12.29	14.33		164	0.76		0.56		3.29
Y	11.05	0.37	1.26	1.63	(0.34)	–	(0.34)	12.34	14.98		1,829	0.74		0.56		3.14

For the Year Ended October 31, 2011
A	$10.55	$0.37	$0.44	$0.81	$(0.34)	$–	$(0.34)	$11.02	7.78%		$395,347	1.17%		0.67%		3.44%
B	10.51	0.28	0.44	0.72	(0.25)	–	(0.25)	10.98	6.96		9,328	2.05		1.50		2.61
C	10.48	0.29	0.44	0.73	(0.27)	–	(0.27)	10.94	7.05		140,127	1.90		1.40		2.70
I	10.54	0.39	0.45	0.84	(0.36)	–	(0.36)	11.02	8.11		62,139	0.94		0.44		3.62
R3	10.58	0.32	0.46	0.78	(0.30)	–	(0.30)	11.06	7.45		5,333	1.50		1.00		2.96
R4	10.58	0.37	0.44	0.81	(0.33)	–	(0.33)	11.06	7.82		463	1.22		0.70		3.37
R5	10.58	0.41	0.44	0.85	(0.37)	–	(0.37)	11.06	8.13		119	0.91		0.40		3.75
Y	10.57	0.42	0.43	0.85	(0.37)	–	(0.37)	11.05	8.23		136	0.81		0.31		3.84

For the Year Ended October 31, 2010 (D)
A	$9.44	$0.33	$1.11	$1.44	$(0.33)	$–	$(0.33)	$10.55	15.55%		$178,227	1.24%		0.74%		3.73%
B	9.40	0.29	1.07	1.36	(0.25)	–	(0.25)	10.51	14.69		5,008	2.13		1.50		3.07
C	9.40	0.26	1.10	1.36	(0.28)	–	(0.28)	10.48	14.66		52,740	1.98		1.48		2.82
I(E)	9.81	0.25	0.74	0.99	(0.26)	–	(0.26)	10.54	10.23	(F)	17,593	0.99	(G)	0.49	(G)	3.52	(G)
R3(H)	9.75	0.13	0.84	0.97	(0.14)	–	(0.14)	10.58	10.03	(F)	166	1.58	(G)	1.01	(G)	3.03	(G)
R4(H)	9.75	0.14	0.84	0.98	(0.15)	–	(0.15)	10.58	10.17	(F)	112	1.28	(G)	0.71	(G)	3.40	(G)
R5(H)	9.75	0.16	0.84	1.00	(0.17)	–	(0.17)	10.58	10.33	(F)	110	0.96	(G)	0.41	(G)	3.70	(G)
Y	9.46	0.42	1.05	1.47	(0.36)	–	(0.36)	10.57	15.87		126	0.86		0.35		4.24

See Portfolio Turnover information on the next page.

54

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009
A	$8.22	$0.38	$1.23	$1.61	$(0.39)	$–	$(0.39)	$9.44	20.29%	$59,923	1.32%	1.19%	4.56%
B	8.20	0.31	1.23	1.54	(0.34)	–	(0.34)	9.40	19.37	3,681	2.26	1.90	3.80
C	8.19	0.31	1.23	1.54	(0.33)	–	(0.33)	9.40	19.44	6,409	2.10	1.94	3.81
Y	8.24	0.42	1.22	1.64	(0.42)	–	(0.42)	9.46	20.67	108	0.94	0.85	4.96

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Commenced operations on February 26, 2010.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 28, 2010.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	32%
For the Year Ended October 31, 2012	30
For the Year Ended October 31, 2011	29
For the Year Ended October 31, 2010	34
For the Year Ended October 31, 2009	63

55

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Balanced Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 18, 2013

56

The Hartford Balanced Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

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The Hartford Balanced Income Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

58

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

59

The Hartford Balanced Income Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

60

The Hartford Balanced Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,022.70	$5.03	$1,000.00	$1,020.23	$5.02	0.99%	184	365
Class B	$1,000.00	$1,022.70	$5.05	$1,000.00	$1,020.21	$5.04	0.99	184	365
Class C	$1,000.00	$1,018.70	$8.73	$1,000.00	$1,016.55	$8.72	1.72	184	365
Class I	$1,000.00	$1,024.00	$3.67	$1,000.00	$1,021.58	$3.67	0.72	184	365
Class R3	$1,000.00	$1,022.20	$6.32	$1,000.00	$1,018.95	$6.31	1.24	184	365
Class R4	$1,000.00	$1,023.70	$4.80	$1,000.00	$1,020.47	$4.79	0.94	184	365
Class R5	$1,000.00	$1,024.90	$3.52	$1,000.00	$1,021.73	$3.52	0.69	184	365
Class Y	$1,000.00	$1,025.10	$3.20	$1,000.00	$1,022.04	$3.20	0.63	184	365

61

The Hartford Balanced Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Balanced Income Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

62

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

63

The Hartford Balanced Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

64

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

65

The Hartford Balanced Income Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Dividend Paying Security Investment Risk: Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

66

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-BI13 12/13 113963-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD CAPITAL APPRECIATION FUND 2013 Annual Report

The Hartford Capital Appreciation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Capital Appreciation Fund inception 07/22/1996
(sub-advised byWellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investments in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
Capital Appreciation A#	41.56%	15.33%	8.94%
Capital Appreciation A##	33.77%	14.03%	8.32%
Capital Appreciation B#	40.35%	14.38%	8.25%*
Capital Appreciation B##	35.35%	14.15%	8.25%*
Capital Appreciation C#	40.55%	14.51%	8.18%
Capital Appreciation C##	39.55%	14.51%	8.18%
Capital Appreciation I#	42.02%	15.67%	9.17%
Capital Appreciation R3#	41.20%	15.03%	8.89%
Capital Appreciation R4#	41.63%	15.39%	9.13%
Capital Appreciation R5#	42.04%	15.74%	9.35%
Capital Appreciation Y#	42.17%	15.86%	9.43%
Russell 3000 Index	28.99%	15.94%	7.92%
S&P 500 Index	27.18%	15.17%	7.46%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Capital Appreciation Class A	1.16%	1.16%
Capital Appreciation Class B	2.00%	2.01%
Capital Appreciation Class C	1.87%	1.87%
Capital Appreciation Class I	0.86%	0.86%
Capital Appreciation Class R3	1.40%	1.41%
Capital Appreciation Class R4	1.10%	1.11%
Capital Appreciation Class R5	0.80%	0.80%
Capital Appreciation Class Y	0.70%	0.70%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Saul J. Pannell, CFA	Frank D. Catrickes, CFA	Kent M. Stahl, CFA*
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Director, Investments and Risk Management

Gregg R. Thomas, CFA*
Vice President and Director, Risk Management

*Appointed as a Portfolio Manager to the Fund as of March 1, 2013.

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation Fund returned 41.56%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the Russell 3000 Index, which returned 28.99% for the same period. The Fund also outperformed the 29.28% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite clear signs of political dysfunction in Washington, U.S. equities surged during the period (+27%) and reached a new all-time high during October (as measured by the S&P 500 Index). From its closing low on March 9, 2009, the S&P 500 ended October 2013 up over 159%. There have been a few hiccups during the rally, including in August 2013, where U.S. stocks suffered their worst month of the year amid heightened geopolitical risks stemming from the widening conflict in Syria. In September, the Federal Open Market Committee’s decision to leave the pace of its monthly asset purchases unchanged at $85 billion surprised many investors and contributed to the burgeoning risk appetites among many market participants. This continued highly accommodative monetary policy, along with solid earnings results and an upward trending housing market, overshadowed the 16-day government shutdown and near breach of the U.S. debt ceiling. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Investors also cheered the nomination of Janet Yellen to become the next head of the U.S. Federal Reserve (Fed); she is widely viewed as more likely to maintain the Fed’s current monetary policy than outgoing chairman Ben Bernanke.

All ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Consumer Discretionary (+41%), Industrials (+38%), and Health Care (+36%) sectors, while the Utilities (+12%), Telecommunication Services (+15%) and Energy (+22%) sectors lagged on a relative basis.

The Fund outperformed its benchmark primarily based on strong security selection. Favorable stock selection within the Consumer Discretionary, Information Technology, and Financials sectors more than offset weaker stock selection within the Materials and Telecommunication Services sectors. Sector allocation, a result of bottom-up stock selection, also contributed to benchmark-relative returns, particularly an overweight position in the strong-performing Consumer Discretionary sector and an underweight to the weaker performing Utilities sector.

The top contributors to relative and absolute performance included Best Buy (Consumer Discretionary), Gilead Sciences (Health Care), and United Continental (Industrials). Shares of

3

The Hartford Capital Appreciation Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

Best Buy, a U.S.-based electronics and entertainment retailer, rose after the company announced that it would divest its interest in a European joint venture to its partner in the joint venture, Carphone Warehouse. The company also reported strong second quarter earnings that beat consensus expectations. The share price of biopharmaceutical company Gilead Sciences moved higher based on sales growth of the company's HIV treatment. U.S.-based global airline United Continental’s shares rose after the firm reported improved revenue per passenger and lower fuel prices, which offset increased unit costs.

Teva Pharmaceutical (Health Care), Barrick Gold (Materials), and JC Penney Holding (Consumer Discretionary) detracted most from relative returns during the period. Israel-based global pharmaceutical company Teva Pharmaceutical’s stock declined early in the period after management announced that it would take longer than initially expected to realize the benefits from a strategy to reduce costs. Shares of Canada-based gold exploration and mining company Barrick Gold underperformed as investors grew concerned about the rising cost to extract gold; downward pressure on gold prices also weighed on the stock. U.S.-based department store operator JC Penney Holding saw shares decline as a result of soft earnings attributed to a slowdown in same store sales and a decline in gross margins. Top detractors from absolute returns also included computer, smartphone, and application designer and retailer Apple (Consumer Discretionary).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

U.S. Federal government spending has been consolidating this year, and we believe the recent partial government shutdown will cut into fourth quarter activity. Still, we expect the U.S. economy should still be in the sweet spot of its expansion phase with stronger growth, a lower fiscal deficit, but limited inflationary pressures. It has been five years since the global financial crisis, giving the U.S. credit system what we believe to be ample time for healing. The combination of a reduction in household debt and historic lows in interest rates has resulted in a reduction of household debt burdens that we believe usually mark the beginning of a consumer spending recovery. Banks are loosening lending standards to businesses as well, which in our opinion is a positive signal for capital spending next year. At the end of the period, our bottom-up decisions resulted in overweights in the Consumer Discretionary and Industrials sectors and underweights in Information Technology and Energy sectors relative to the Russell 3000 Index.

Diversification by Sector

as of October 31, 2013

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	23.8%
Consumer Staples	5.6
Energy	5.8
Financials	16.8
Health Care	13.1
Industrials	14.3
Information Technology	12.6
Materials	2.2
Services	0.8
Utilities	0.8
Total	95.8%
Short-Term Investments	3.8
Other Assets and Liabilities	0.4
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Capital Appreciation Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.0%
	Automobiles and Components - 5.7%
95	Dana Holding Corp.	$1,861
135	Fiat S.p.A.	1,058
22,034	Ford Motor Co.	377,007
102	General Motors Co. ●	3,753
6,581	Goodyear (The) Tire & Rubber Co. ●	138,076
50	Harley-Davidson, Inc.	3,212
16	Tenneco Automotive, Inc. ●	829
2,091	TRW Automotive Holdings Corp. ●	157,040
		682,836
	Banks - 4.7%
6,562	Banco Bilbao Vizcaya Argentaria S.A.	76,696
116	Banco Popular Espanol	659
7,205	Grupo Financiero Banorte S.A.B. de C.V.	46,120
4,958	ICICI Bank Ltd.	89,859
25,369	Mitsubishi UFJ Financial Group, Inc.	161,555
249	PNC Financial Services Group, Inc.	18,343
42	Societe Generale Class A	2,383
6,231	Standard Chartered plc	149,618
440	Wells Fargo & Co.	18,795
		564,028
	Capital Goods - 7.1%
36	3M Co.	4,474
57	AGCO Corp.	3,325
50	AMETEK, Inc.	2,372
136	Armstrong World Industries, Inc. ●	7,268
54	Assa Abloy Ab	2,695
347	BAE Systems plc	2,530
64	Belden, Inc.	4,280
1,309	Cummins, Inc.	166,269
294	DigitalGlobe, Inc. ●	9,344
70	Eaton Corp. plc	4,920
49	Flowserve Corp.	3,416
321	HD Supply Holdings, Inc. ●	6,471
4,370	KBR, Inc.	150,937
47	Lockheed Martin Corp.	6,262
63	Northrop Grumman Corp.	6,738
3,075	Owens Corning, Inc. ●	110,471
24	Parker-Hannifin Corp.	2,764
38	Polypore International, Inc. ●	1,697
2,423	Rexel S.A.	60,696
5,664	Rolls-Royce Holdings plc	104,354
2,231	Safran S.A.	142,224
38	Stanley Black & Decker, Inc.	3,045
58	Textron, Inc.	1,661
72	Titan International, Inc.	1,041
122	TransDigm Group, Inc.	17,763
50	United Technologies Corp.	5,276
43	Wabtec Corp.	2,774
78	WESCO International, Inc. ●	6,648
109	Westport Innovations, Inc. ●	2,552
		844,267
	Commercial and Professional Services - 1.0%
50	ADT (The) Corp. ‡	2,184
109	Herman Miller, Inc.	3,319
73	IHS, Inc. ●	7,961
88	Knoll, Inc.	1,447
2,434	Nielsen Holdings N.V.	95,986
35	Verisk Analytics, Inc. ●	2,372
59	Waste Connections, Inc.	2,503
		115,772
	Consumer Durables and Apparel - 0.8%
194	D.R. Horton, Inc.	3,676
14	Deckers Outdoor Corp. ●	995
92	Electrolux AB Series B	2,258
190	Fifth & Pacific Cos., Inc. ●	5,028
25	Fossil Group, Inc. ●	3,232
118	Lennar Corp.	4,205
94	Lululemon Athletica, Inc. ●	6,502
189	Mattel, Inc.	8,398
2,516	Pulte Group, Inc.	44,416
25	PVH Corp.	3,139
159	Quiksilver, Inc. ●	1,324
1,303	Samsonite International S.A.	3,562
37	Tempur Sealy International, Inc. ●	1,409
108	Vera Bradley, Inc. ●	2,395
16	Whirlpool Corp.	2,394
		92,933
	Consumer Services - 3.9%
90	American Public Education, Inc. ●	3,583
261	Bloomin' Brands, Inc. ●	6,538
183	Burger King Worldwide, Inc.	3,873
3,176	Compass Group plc	45,680
7,156	Diamond Resorts LLC ⌂●†	126,581
741	Dunkin' Brands Group, Inc.	35,348
77	Grand Canyon Education, Inc. ●	3,651
20	ITT Educational Services, Inc. ●	807
82	McDonald's Corp.	7,926
475	MGM China Holdings Ltd.	1,636
22	Panera Bread Co. Class A ●	3,490
48	Penn National Gaming, Inc. ●	2,788
90	Service Corp. International	1,621
589	Starbucks Corp.	47,706
97	Tim Hortons, Inc.	5,784
2,552	Wyndham Worldwide Corp.	169,476
32	Yum! Brands, Inc.	2,191
		468,679
	Diversified Financials - 6.2%
1,248	Ameriprise Financial, Inc.	125,492
2	Artisan Partners Asset Management, Inc. ●	108
63	Banca Generali S.p.A.	1,655
45	BlackRock, Inc.	13,520
2,967	Citigroup, Inc.	144,718
88	E*Trade Financial Corp. ●	1,491
483	IntercontinentalExchange, Inc. ●	93,159
78	Invesco Ltd.	2,620
5,314	JP Morgan Chase & Co.	273,884
162	Julius Baer Group Ltd.	7,948
60	LPL Financial Holdings, Inc.	2,434
37	Northern Trust Corp.	2,067
3,565	ORIX Corp.	61,751
149	Platform Acquisition ⌂●†	1,584
46	Silver Eagle Acquisition Corp. ●†	467
96	Waddell & Reed Financial, Inc. Class A	5,918
104	Wisdomtree Investment, Inc. ●	1,450
		740,266
	Energy - 5.8%
81	Anadarko Petroleum Corp.	7,713

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.0% - (continued)
	Energy - 5.8% - (continued)
59	Atwood Oceanics, Inc. ●	$3,126
47	Baker Hughes, Inc.	2,703
5,914	BG Group plc	120,640
4,271	BP plc ADR	198,616
44	Cameron International Corp. ●	2,406
132	Canadian Natural Resources Ltd. ADR	4,180
1,800	Chesapeake Energy Corp.	50,328
41	Chevron Corp.	4,911
42,683	CNOOC Ltd.	86,816
533	Cobalt International Energy, Inc. ●	12,382
28	Continental Resources, Inc. ●	3,189
89	Exxon Mobil Corp.	7,946
1,385	Halliburton Co.	73,460
69	Inpex Corp.	792
13,409	JX Holdings, Inc.	66,305
946	Karoon Gas Australia Ltd. ●	3,963
229	McDermott International, Inc. ●	1,617
62	National Oilwell Varco, Inc.	5,027
60	Newfield Exploration Co. ●	1,831
27	Occidental Petroleum Corp.	2,622
75	Pioneer Natural Resources Co.	15,377
113	QEP Resources, Inc.	3,750
100	Southwestern Energy Co. ●	3,726
122	Suncor Energy, Inc.	4,437
96	Superior Energy Services, Inc. ●	2,587
282	Trican Well Service Ltd.	3,959
42	Whiting Petroleum Corp. ●	2,825
		697,234
	Food and Staples Retailing - 2.2%
4,203	CVS Caremark Corp. ●	261,647
42	Wal-Mart Stores, Inc.	3,253
		264,900
	Food, Beverage and Tobacco - 2.6%
1,579	Anheuser-Busch InBev N.V.	163,718
60	Anheuser-Busch InBev N.V. ADR	6,272
74	Asahi Group Holdings Ltd.	1,996
26	Bunge Ltd. Finance Corp.	2,132
185	Diageo Capital plc	5,899
39	Green Mountain Coffee Roasters, Inc. ●	2,465
21	Hillshire (The) Brands Co.	700
113	Imperial Tobacco Group plc	4,233
73	Kraft Foods Group, Inc.	3,977
62,559	LT Group, Inc.	24,036
176	Maple Leaf Foods, Inc.	2,588
46	Molson Coors Brewing Co.	2,474
2,519	Mondelez International, Inc.	84,733
47	Monster Beverage Corp. ●	2,715
32	Philip Morris International, Inc.	2,872
87	Unilever N.V. NY Shares ADR	3,452
		314,262
	Health Care Equipment and Services - 2.9%
2,497	Aetna, Inc.	156,585
4,000	Boston Scientific Corp. ●	46,760
190	Cardinal Health, Inc.	11,166
766	CareView Communications, Inc. ⌂●†	360
140	Catamaran Corp. ●	6,584
51	CIGNA Corp.	3,936
1,467	Covidien plc	94,037
243	Hologic, Inc. ●	5,441
113	Medtronic, Inc.	6,515
55	St. Jude Medical, Inc.	3,144
24	UnitedHealth Group, Inc.	1,634
33	Universal Health Services, Inc. Class B	2,658
46	Wellpoint, Inc.	3,867
		342,687
	Household and Personal Products - 0.8%
83	Coty, Inc. ●	1,277
44	Estee Lauder Co., Inc.	3,145
3,068	Svenska Cellulosa AB Class B	86,980
		91,402
	Insurance - 5.5%
41	ACE Ltd.	3,928
1,968	Aflac, Inc.	127,913
6,615	American International Group, Inc.	341,677
272	Aon plc	21,483
194	Assicurazioni Generali S.p.A.	4,533
145	Assured Guaranty Ltd.	2,965
151	AXA S.A.	3,759
12,146	China Pacific Insurance Co., Ltd.	43,890
82	Delta Lloyd N.V.	1,748
83	Lincoln National Corp.	3,781
139	Marsh & McLennan Cos., Inc.	6,361
126	MetLife, Inc.	5,937
57	Reinsurance Group of America, Inc.	4,065
968	Swiss Re Ltd.	84,936
99	Tokio Marine Holdings, Inc.	3,249
35	Unum Group	1,111
		661,336
	Materials - 2.2%
26	Air Liquide	3,526
335	Allied Nevada Gold Corp. ●	1,367
430	AuRico Gold, Inc.	1,769
44	Ball Corp.	2,150
5,116	Barrick Gold Corp.	99,209
117	Cabot Corp.	5,430
35	Celanese Corp.	1,945
529	Continental Gold Ltd. ●	2,005
74	Dow Chemical Co.	2,929
51	International Paper Co.	2,297
9,854	Ivanhoe Mines Ltd. PIPE ⌂●†	22,776
93	Louisiana-Pacific Corp. ●	1,575
41	Methanex Corp. ADR	2,392
17,196	Mitsui Chemicals, Inc.	45,711
68	Monsanto Co.	7,183
133	Norbord, Inc.	3,768
5	OCI Co., Ltd.	923
52	Packaging Corp. of America	3,237
67	Praxair, Inc.	8,364
48	Reliance Steel & Aluminum	3,483
35	Rock Tenn Co. Class A	3,750
8,137	Turquoise Hill Resources Ltd.	39,222
27	Wacker Chemie AG	2,535
		267,546
	Media - 2.9%
57	CBS Corp. Class B	3,369
16	Charter Communications, Inc. ●	2,125
60	Dentsu, Inc.	2,282
59	DHX Media Ltd. ●	226

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.0% - (continued)
	Media - 2.9% - (continued)
55	DISH Network Corp.	$2,673
25	Harvey Weinstein Co. Holdings Class A-1 ⌂●†∞	—
10,549	Interpublic Group of Cos., Inc.	177,222
30	McGraw Hill Financial, Inc.	2,083
124	Omnicom Group, Inc. ●	8,455
34	Time Warner Cable, Inc.	4,130
2,091	Time Warner, Inc.	143,728
145	WPP plc	3,084
		349,377
	Pharmaceuticals, Biotechnology and Life Sciences - 10.2%
49	Actavis plc ●	7,542
16	Algeta ASA ●	646
42	Alkermes plc ●	1,486
131	Almirall S.A.	1,958
34	Alnylam Pharmaceuticals, Inc. ●	1,956
31	Amgen, Inc.	3,619
3,650	Arena Pharmaceuticals, Inc. ●	16,024
114	AstraZeneca plc	6,013
2,011	AstraZeneca plc ADR	106,323
6	Biogen Idec, Inc.	1,359
4,535	Bristol-Myers Squibb Co.	238,159
302	Celgene Corp. ●	44,834
42	Eli Lilly & Co.	2,097
9,912	Excel Medical Fund L.P. ⌂●†Ђ	6,945
6,238	Gilead Sciences, Inc. ●	442,855
132	Grifols S.A. ADR	3,981
132	Johnson & Johnson	12,184
30	Medivation, Inc. ●	1,766
686	Merck & Co., Inc.	30,930
11	Ono Pharmaceutical Co., Ltd. ☼	854
32	Portola Pharmaceuticals, Inc. ●	705
12	Puma Biotechnology, Inc. ●	463
18	Regeneron Pharmaceuticals, Inc. ●	5,106
54	Roche Holding AG	14,880
42	Seattle Genetics, Inc. ●	1,636
27	Tesaro, Inc. ●	1,022
6,670	Teva Pharmaceutical Industries Ltd. ADR	247,407
1,226	TherapeuticsMD, Inc. ●	5,175
95	Vertex Pharmaceuticals, Inc. ●	6,789
76	Zoetis, Inc.	2,394
		1,217,108
	Real Estate - 0.4%
28	AvalonBay Communities, Inc. REIT	3,531
22	Boston Properties, Inc. REIT	2,294
34	Plum Creek Timber Co., Inc. REIT	1,548
936	Realogy Holdings Corp. ●	38,523
63	Weyerhaeuser Co. REIT	1,911
		47,807
	Retailing - 8.7%
23	Abercrombie & Fitch Co. Class A	858
13	Advance Automotive Parts, Inc.	1,270
253	Aeropostale, Inc. ●	2,347
25	Ascena Retail Group, Inc. ●	501
383	AutoZone, Inc. ●	166,299
9,259	Best Buy Co., Inc.	396,281
36,752	Buck Holdings L.P. ⌂●†	2,627
16	Conns, Inc. ●	937
130	Dick's Sporting Goods, Inc.	6,908
53	Dollar Tree, Inc. ●	3,087
14	Five Below, Inc. ●	677
83	Francescas Holding Corp. ●	1,497
57	GameStop Corp. Class A	3,141
31	GNC Holdings, Inc.	1,834
642	Groupon, Inc. ●	5,859
33	Home Depot, Inc.	2,531
40,379	Intime Retail Group Co., Ltd.	48,064
17	L Brands Inc.	1,071
3,269	Liberty Media - Interactive A ●	88,135
39	LKQ Corp. ●	1,292
348	Lowe's Co., Inc.	17,320
139	OfficeMax, Inc.	2,078
134	Priceline.com, Inc. ●	141,332
173	Rakuten, Inc.	2,249
32	Restoration Hardware Holdings, Inc. ●	2,239
12	Sears Hometown and Outlet Stores, Inc. ●	348
2,200	TJX Cos., Inc.	133,738
24	Tractor Supply Co.	1,700
84	TripAdvisor, Inc. ●	6,932
102	Tuesday Morning Corp. ●	1,436
		1,044,588
	Semiconductors and Semiconductor Equipment - 5.3%
102	Analog Devices, Inc.	5,017
22	ASML Holding N.V.	2,101
38	Avago Technologies Ltd.	1,708
6,874	GCL-Poly Energy Holdings Ltd. ●	2,109
915	GT Advanced Technologies, Inc. ●	6,860
7,292	Intel Corp.	178,135
184	Maxim Integrated Products, Inc.	5,453
14,124	Micron Technology, Inc. ●	249,718
2,368	NXP Semiconductors N.V. ●	99,746
2	Samsung Electronics Co., Ltd.	3,424
197	Skyworks Solutions, Inc. ●	5,086
70	Sumco Corp. ☼	634
1,093	SunEdison, Inc. ●	10,162
3,525	Teradyne, Inc. ●	61,658
		631,811
	Software and Services - 6.4%
43	Accenture plc	3,197
417	Activision Blizzard, Inc.	6,945
1,925	Akamai Technologies, Inc. ●	86,118
3,960	Amadeus IT Holding S.A. Class A	146,933
118	Angie's List, Inc. ●	1,657
176	Autodesk, Inc. ●	7,037
55	Automatic Data Processing, Inc.	4,149
48	Booz Allen Hamilton Holding Corp.	948
609	Cadence Design Systems, Inc. ●	7,901
45	Capital Gemini S.A.	2,949
55	Check Point Software Technologies Ltd. ADR ●	3,197
37	Cognizant Technology Solutions Corp. ●	3,208
56	Concur Technologies, Inc. ●	5,894
43	eBay, Inc. ●	2,266
22	Euronet Worldwide, Inc. ●	934
66	Facebook, Inc. ●	3,330
5,911	Genpact Ltd. ●	117,209
53	Global Payments, Inc.	3,132
123	Google, Inc. ●	126,452

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.0% - (continued)
	Software and Services - 6.4% - (continued)
33	Heartland Payment Systems, Inc.	$1,351
90	IAC/InterActiveCorp.	4,811
112	iGate Corp. ●	3,568
26	LinkedIn Corp. Class A ●	5,925
3,153	Microsoft Corp.	111,462
3,118	Monitise plc ●	2,777
265	Oracle Corp.	8,893
37	Salesforce.com, Inc. ●	1,990
15	ServiceNow, Inc. ●	835
304	Symantec Corp.	6,917
30	Teradata Corp. ●	1,330
102	UbiSoft Entertainment S.A. ●	1,314
143	Web.com Group, Inc. ●	3,865
2,256	Yahoo!, Inc. ●	74,289
		762,783
	Technology Hardware and Equipment - 0.9%
9	Apple, Inc. ●	4,544
2,362	Cisco Systems, Inc.	53,149
691	EMC Corp.	16,625
158	Hewlett-Packard Co.	3,850
110	JDS Uniphase Corp. ●	1,442
1,908	Lenovo Group Ltd.	2,044
251	Motorola Solutions, Inc.	15,661
221	NetApp, Inc.	8,595
987	ParkerVision, Inc. ●	2,703
147	Xerox Corp.	1,462
		110,075
	Telecommunication Services - 0.8%
2,571	Intelsat S.A. ●	52,417
7,705	Portugal Telecom SGPS S.A.	34,729
105	T-Mobile US, Inc.	2,922
93	Verizon Communications, Inc.	4,685
432	Vodafone Group plc	1,583
		96,336
	Transportation - 6.2%
21	FedEx Corp.	2,686
9,905	Hertz Global Holdings, Inc. ●	227,424
17,892	JetBlue Airways Corp. ●	126,858
428	Kansas City Southern	52,070
179	Knight Transportation, Inc.	3,038
30	Norfolk Southern Corp.	2,589
8,980	United Continental Holdings, Inc. ●	304,874
156	United Parcel Service, Inc. Class B	15,328
		734,867
	Utilities - 0.8%
38	Calpine Corp. ●	763
48,669	China Longyuan Power Group Corp.	55,995
49	Entergy Corp.	3,141
647	NRG Energy, Inc.	18,467
503	Snam S.p.A.	2,590
111	UGI Corp.	4,608
135	Xcel Energy, Inc.	3,899
		89,463
	Total common stocks
	(cost $8,821,186)	$11,232,363

PREFERRED STOCKS - 1.8%
	Automobiles and Components - 1.0%
433	Volkswagen AG N.V.	$109,859

	Media - 0.8%
2,030	ProSieben Sat.1 Media AG	96,487

	Total preferred stocks
	(cost $185,235)	$206,346

WARRANTS - 0.0%
	Diversified Financials - 0.0%
64	Platform Acquisition ⌂†	$6

	Total warrants
	(cost $1)	$6

	Total long-term investments (cost $9,006,422)	$11,438,715

SHORT-TERM INVESTMENTS - 3.8%
Repurchase Agreements - 3.8%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $37,182, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $37,926)
$37,182	0.10%, 10/31/2013	$37,182
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $12,862, collateralized by
FHLMC 4.00%, 2043, FNMA 2.00% -
6.00%, 2020 - 2043, GNMA 3.00%, 2043,
	value of $13,120)
12,862	0.09%, 10/31/2013	12,862
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $59,642, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $60,835)
59,642	0.08%, 10/31/2013	59,642
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $169,131,
collateralized by U.S. Treasury Bill 0.01%
- 0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S.
Treasury Note 0.25% - 4.75%, 2013 -
	2022, value of $172,514)
169,131	0.09%, 10/31/2013	169,131
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $68,191,
collateralized by FHLMC 2.50% - 7.50%,
2026 - 2043, FNMA 3.00% - 7.00%, 2026
- 2043, GNMA 2.67% - 5.00%, 2024 -
	2048, value of $69,554)
68,191	0.12%, 10/31/2013	68,191

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 3.8% - (continued)
Repurchase Agreements - 3.8% - (continued)
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $40,250, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $41,055)
$40,250	0.09%, 10/31/2013		$40,250
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $70,842, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $72,392)
70,842	0.10%, 10/31/2013		70,842
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $352, collateralized by U.S. Treasury Note 0.63%, 2017, value of $360)
352	0.09%, 10/31/2013		352
			458,452
	Total short-term investments
	(cost $458,452)		$458,452

	Total investments
	(cost $9,464,874) ▲	99.6%	$11,897,167
	Other assets and liabilities	0.4%	49,992
	Total net assets	100.0%	$11,947,159

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $9,411,308 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,738,971
Unrealized Depreciation	(253,112)
Net Unrealized Appreciation	$2,485,859

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value of these securities was $161,346, which represents 1.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $1,367 at October 31, 2013.
‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

∞	Securities exempt from registration under Regulation D of the Securities Act of 1933. The Fund may only be able to resell these securities if they are subsequently registered or if an exemption from registration under the federal and state securities laws is available. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value and percentage of net assets of these securities rounds to zero.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	36,752	Buck Holdings L.P.	$544
03/2013	766	CareView Communications, Inc.	379
07/2011	7,156	Diamond Resorts LLC	89,870
05/2011 - 10/2013	9,912	Excel Medical Fund L.P.	9,912
10/2005	25	Harvey Weinstein Co. Holdings Class A-1 - Reg D	23,636
09/2013	9,854	Ivanhoe Mines Ltd. PIPE	19,110
05/2013 - 10/2013	149	Platform Acquisition	1,495
05/2013	64	Platform Acquisition Warrants	1

At October 31, 2013, the aggregate value of these securities was $160,879, which represents 1.3% of total net assets.

Ђ	As of October 31, 2013, the Fund has future commitments to purchase an additional $2,160.
Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Buy	11/01/2013	DEUT	$84	$84	$–
CAD	Buy	11/04/2013	DEUT	564	567	3
CAD	Buy	11/05/2013	DEUT	412	412	–
CAD	Sell	11/04/2013	DEUT	212	213	(1)
EUR	Buy	11/05/2013	BOA	31	31	–
EUR	Buy	11/04/2013	CBK	324	321	(3)
EUR	Sell	11/01/2013	CBK	1,789	1,771	18
EUR	Sell	11/04/2013	CBK	137	135	2
EUR	Sell	11/01/2013	DEUT	215	212	3
GBP	Buy	11/01/2013	MSC	18,119	18,114	(5)
JPY	Buy	12/12/2013	CBK	157,705	158,549	844
JPY	Buy	12/12/2013	CSFB	55,204	52,276	(2,928)
JPY	Buy	11/01/2013	JPM	92	91	(1)
JPY	Buy	11/05/2013	JPM	647	646	(1)
JPY	Buy	11/06/2013	UBS	722	721	(1)
JPY	Buy	12/12/2013	UBS	38,309	36,310	(1,999)
JPY	Sell	12/12/2013	BCLY	150,841	132,250	18,591
JPY	Sell	12/12/2013	CSFB	73,635	64,675	8,960
JPY	Sell	12/12/2013	DEUT	113,999	95,062	18,937
JPY	Sell	12/12/2013	GSC	73,689	64,675	9,014
JPY	Sell	11/01/2013	JPM	117	116	1
JPY	Sell	11/05/2013	JPM	177	177	–
JPY	Sell	12/12/2013	MSC	113,920	95,062	18,858
JPY	Sell	11/06/2013	UBS	52	52	–
JPY	Sell	12/12/2013	UBS	35,408	33,296	2,112
						$72,404

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$682,836	$681,778	$1,058	$–
Banks	564,028	83,258	480,770	–
Capital Goods	844,267	592,464	251,803	–
Commercial and Professional Services	115,772	115,772	–	–
Consumer Durables and Apparel	92,933	87,113	5,820	–
Consumer Services	468,679	294,782	47,316	126,581
Diversified Financials	740,266	667,328	71,354	1,584
Energy	697,234	418,718	278,516	–
Food and Staples Retailing	264,900	264,900	–	–
Food, Beverage and Tobacco	314,262	114,380	199,882	–
Health Care Equipment and Services	342,687	342,687	–	–
Household and Personal Products	91,402	4,422	86,980	–
Insurance	661,336	519,221	142,115	–
Materials	267,546	192,075	52,695	22,776
Media	349,377	344,011	5,366	–
Pharmaceuticals, Biotechnology and Life Sciences	1,217,108	1,186,458	23,705	6,945
Real Estate	47,807	47,807	–	–
Retailing	1,044,588	991,648	50,313	2,627
Semiconductors and Semiconductor Equipment	631,811	625,644	6,167	–
Software and Services	762,783	608,810	153,973	–
Technology Hardware and Equipment	110,075	108,031	2,044	–
Telecommunication Services	96,336	60,024	36,312	–
Transportation	734,867	734,867	–	–
Utilities	89,463	30,878	58,585	–
Total	11,232,363	9,117,076	1,954,774	160,513
Preferred Stocks	206,346	–	206,346	–
Warrants	6	–	–	6
Short-Term Investments	458,452	–	458,452	–
Total	$11,897,167	$9,117,076	$2,619,572	$160,519
Foreign Currency Contracts*	77,343	–	77,343	–
Total	$77,343	$–	$77,343	$–
Liabilities:
Foreign Currency Contracts*	4,939	–	4,939	–
Total	$4,939	$–	$4,939	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2013
Assets:
Common Stocks	$146,489	$(80,623)	$113,479	*	$—	$21,626	$(40,458)	$—	$—	$160,513
Warrants	—	—	6	†	—	1	(1)	—	—	6
Total	$146,489	$(80,623)	$113,485		$—	$21,627	$(40,459)	$—	$—	$160,519

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $1,991.
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $6.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Capital Appreciation Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $9,464,874)	$11,897,167
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	77,343
Receivables:
Investment securities sold	107,430
Fund shares sold	7,672
Dividends and interest	16,027
Other assets	104
Total assets	12,105,743
Liabilities:
Unrealized depreciation on foreign currency contracts	4,939
Bank overdraft	281
Payables:
Investment securities purchased	132,136
Fund shares redeemed	16,872
Investment management fees	1,513
Administrative fees	13
Distribution fees	748
Accrued expenses	2,082
Total liabilities	158,584
Net assets	$11,947,159
Summary of Net Assets:
Capital stock and paid-in-capital	$8,940,539
Undistributed net investment income	23,267
Accumulated net realized gain	478,491
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	2,504,862
Net assets	$11,947,159

Shares authorized	1,615,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$45.91/$48.58
Shares outstanding	126,260
Net assets	$5,796,609
Class B: Net asset value per share	$40.14
Shares outstanding	9,491
Net assets	$381,022
Class C: Net asset value per share	$40.46
Shares outstanding	47,962
Net assets	$1,940,617
Class I: Net asset value per share	$46.01
Shares outstanding	43,892
Net assets	$2,019,281
Class R3: Net asset value per share	$48.42
Shares outstanding	2,769
Net assets	$134,084
Class R4: Net asset value per share	$49.24
Shares outstanding	3,750
Net assets	$184,618
Class R5: Net asset value per share	$49.80
Shares outstanding	2,867
Net assets	$142,768
Class Y: Net asset value per share	$50.05
Shares outstanding	26,936
Net assets	$1,348,160

The accompanying notes are an integral part of these financial statements.

13

The Hartford Capital Appreciation Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$195,663
Less: Foreign tax withheld	(7,391)
Total investment income	188,272

Expenses:
Investment management fees	76,814
Administrative services fees
Class R3	251
Class R4	254
Class R5	161
Transfer agent fees
Class A	9,840
Class B	1,120
Class C	2,662
Class I	3,490
Class R3	14
Class R4	4
Class R5	1
Class Y	25
Distribution fees
Class A	13,187
Class B	3,863
Class C	17,700
Class R3	626
Class R4	424
Custodian fees	261
Accounting services fees	1,938
Registration and filing fees	373
Board of Directors' fees	276
Audit fees	97
Other expenses	2,058
Total expenses (before waivers and fees paid indirectly)	135,439
Expense waivers	(15)
Commission recapture	(684)
Custodian fee offset	—
Total waivers and fees paid indirectly	(699)
Total expenses, net	134,740
Net Investment Income	53,532
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	1,848,489
Net realized loss on futures	(1,218)
Net realized gain on foreign currency contracts	42,618
Net realized loss on other foreign currency transactions	(6,968)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	1,882,921
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,114,977
Net unrealized appreciation of foreign currency contracts	52,498
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	460
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	2,167,935
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	4,050,856
Net Increase in Net Assets Resulting from Operations	$4,104,388

The accompanying notes are an integral part of these financial statements.

14

The Hartford Capital Appreciation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$53,532	$77,683
Net realized gain on investments, other financial instruments and foreign currency transactions	1,882,921	162,917
Net unrealized appreciation of investments and foreign currency transactions	2,167,935	808,801
Net Increase in Net Assets Resulting from Operations	4,104,388	1,049,401
Distributions to Shareholders:
From net investment income
Class A	(33,216)	(96,230)
Class B	—	(4,952)
Class C	(758)	(21,104)
Class I	(31,552)	(64,375)
Class R3	(420)	(1,994)
Class R4	(999)	(3,660)
Class R5	(1,806)	(4,025)
Class Y	(13,888)	(27,689)
Total distributions	(82,639)	(224,029)
Capital Share Transactions:
Class A	(850,316)	(1,341,961)
Class B	(141,765)	(199,865)
Class C	(299,644)	(573,112)
Class I	(1,907,024)	(428,136)
Class R3	(30,581)	(25,386)
Class R4	(41,402)	(70,218)
Class R5	(96,287)	(32,280)
Class Y	(407,354)	(251,784)
Net decrease from capital share transactions	(3,774,373)	(2,922,742)
Net Increase (Decrease) in Net Assets	247,376	(2,097,370)
Net Assets:
Beginning of period	11,699,783	13,797,153
End of period	$11,947,159	$11,699,783
Undistributed (distribution in excess of) net investment income	$23,267	$50,153

The accompanying notes are an integral part of these financial statements.

15

The Hartford Capital Appreciation Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Capital Appreciation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where

16

events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally

17

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate

18

per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement.

19

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

20

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. As of October 31, 2013, the Fund had no outstanding futures contracts.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$77,343	$—	$—	$—	$—	$77,343
Total	$—	$77,343	$—	$—	$—	$—	$77,343

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$4,939	$—	$—	$—	$—	$4,939
Total	$—	$4,939	$—	$—	$—	$—	$4,939

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$—	$—	$—	$(1,218)	$—	$—	$(1,218)
Net realized gain on foreign currency contracts	—	42,618	—	—	—	—	42,618
Total	$—	$42,618	$—	$(1,218)	$—	$—	$41,400

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$52,498	$—	$—	$—	$—	$52,498
Total	$—	$52,498	$—	$—	$—	$—	$52,498

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk.

21

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

22

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$82,639	$224,029

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$31,654
Undistributed Long-Term Capital Gain	488,927
Unrealized Appreciation *	2,486,039
Total Accumulated Earnings	$3,006,620

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$2,221
Accumulated Net Realized Gain (Loss)	(2,221)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

During the year ended October 31, 2013, the Fund utilized $1,470,826 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year

23

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

24

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.29%	NA	NA	1.04%	1.40%	1.10%	0.80%	NA

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.13%
Class B	1.99
Class C	1.85
Class I	0.83
Class R3	1.40
Class R4	1.10
Class R5	0.79
Class Y	0.70

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $5,997 and contingent deferred sales charges of $367 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

25

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $12. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	6%

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$10,274,181
Sales Proceeds Excluding U.S. Government Obligations	14,286,389

26

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	9,099	931	(32,605)	(22,575)	11,731	3,110	(57,835)	(42,994)
Amount	$356,694	$32,223	$(1,239,233)	$(850,316)	$368,064	$90,076	$(1,800,101)	$(1,341,961)
Class B
Shares	65	—	(4,257)	(4,192)	111	176	(7,528)	(7,241)
Amount	$2,242	$—	$(144,007)	$(141,765)	$3,055	$4,506	$(207,426)	$(199,865)
Class C
Shares	2,492	21	(11,580)	(9,067)	2,553	686	(24,015)	(20,776)
Amount	$87,798	$656	$(388,098)	$(299,644)	$70,784	$17,633	$(661,529)	$(573,112)
Class I
Shares	14,659	656	(63,844)	(48,529)	24,761	1,525	(40,163)	(13,877)
Amount	$562,871	$22,696	$(2,492,591)	$(1,907,024)	$770,534	$44,145	$(1,242,815)	$(428,136)
Class R3
Shares	470	11	(1,264)	(783)	690	64	(1,484)	(730)
Amount	$19,399	$412	$(50,392)	$(30,581)	$22,596	$1,945	$(49,927)	$(25,386)
Class R4
Shares	1,069	26	(2,167)	(1,072)	1,750	110	(3,912)	(2,052)
Amount	$44,695	$957	$(87,054)	$(41,402)	$58,349	$3,411	$(131,978)	$(70,218)
Class R5
Shares	652	48	(3,078)	(2,378)	1,027	127	(2,086)	(932)
Amount	$27,000	$1,803	$(125,090)	$(96,287)	$34,710	$3,984	$(70,974)	$(32,280)
Class Y
Shares	2,289	365	(12,394)	(9,740)	8,986	856	(17,076)	(7,234)
Amount	$95,232	$13,688	$(516,274)	$(407,354)	$295,153	$26,919	$(573,856)	$(251,784)
Total
Shares	30,795	2,058	(131,189)	(98,336)	51,609	6,654	(154,099)	(95,836)
Amount	$1,195,931	$72,435	$(5,042,739)	$(3,774,373)	$1,623,245	$192,619	$(4,738,606)	$(2,922,742)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	489	$18,983
For the Year Ended October 31, 2012	1,010	$31,724

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

27

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

28

The Hartford Capital Appreciation Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$32.65	$0.18	$13.31	$13.49	$(0.23)	$–	$(0.23)	$45.91	41.56%	$5,796,609	1.14%	1.14%	0.46%
B	28.60	(0.13)	11.67	11.54	–	–	–	40.14	40.35	381,022	1.99	1.99	(0.37)
C	28.80	(0.09)	11.76	11.67	(0.01)	–	(0.01)	40.46	40.55	1,940,617	1.85	1.85	(0.25)
I	32.72	0.31	13.33	13.64	(0.35)	–	(0.35)	46.01	42.02	2,019,281	0.84	0.84	0.82
R3	34.41	0.08	14.06	14.14	(0.13)	–	(0.13)	48.42	41.20	134,084	1.41	1.40	0.21
R4	34.98	0.21	14.28	14.49	(0.23)	–	(0.23)	49.24	41.63	184,618	1.10	1.10	0.51
R5	35.40	0.35	14.41	14.76	(0.36)	–	(0.36)	49.80	42.04	142,768	0.80	0.80	0.84
Y	35.58	0.39	14.48	14.87	(0.40)	–	(0.40)	50.05	42.17	1,348,160	0.70	0.70	0.91

For the Year Ended October 31, 2012 (D)
A	$30.55	$0.25	$2.38	$2.63	$(0.53)	$–	$(0.53)	$32.65	8.84%	$4,859,760	1.16%	1.16%	0.63%
B	26.76	(0.31)	2.40	2.09	(0.25)	–	(0.25)	28.60	7.93	391,388	2.01	2.00	(0.23)
C	26.94	(0.16)	2.31	2.15	(0.29)	–	(0.29)	28.80	8.11	1,642,578	1.87	1.87	(0.09)
I	30.61	0.36	2.37	2.73	(0.62)	–	(0.62)	32.72	9.19	3,024,465	0.86	0.86	0.93
R3	32.17	0.10	2.61	2.71	(0.47)	–	(0.47)	34.41	8.59	122,235	1.41	1.40	0.39
R4	32.68	0.28	2.57	2.85	(0.55)	–	(0.55)	34.98	8.92	168,689	1.11	1.10	0.68
R5	33.09	0.40	2.58	2.98	(0.67)	–	(0.67)	35.40	9.25	185,705	0.80	0.80	1.00
Y	33.26	0.55	2.47	3.02	(0.70)	–	(0.70)	35.58	9.36	1,304,963	0.70	0.70	1.09

For the Year Ended October 31, 2011
A	$32.40	$0.19	$(2.04)	$(1.85)	$–	$–	$–	$30.55	(5.71)%	$5,859,434	1.12%	1.12%	0.55%
B	28.62	(0.08)	(1.78)	(1.86)	–	–	–	26.76	(6.50)	559,856	1.95	1.95	(0.28)
C	28.79	(0.05)	(1.80)	(1.85)	–	–	–	26.94	(6.43)	2,096,461	1.84	1.84	(0.16)
I	32.39	0.27	(2.05)	(1.78)	–	–	–	30.61	(5.50)	3,254,198	0.87	0.87	0.81
R3	34.22	0.10	(2.15)	(2.05)	–	–	–	32.17	(5.99)	137,767	1.41	1.40	0.30
R4	34.66	0.21	(2.19)	(1.98)	–	–	–	32.68	(5.71)	224,653	1.10	1.10	0.59
R5	34.99	0.32	(2.22)	(1.90)	–	–	–	33.09	(5.43)	204,417	0.80	0.80	0.89
Y	35.13	0.36	(2.23)	(1.87)	–	–	–	33.26	(5.32)	1,460,367	0.70	0.70	0.98

For the Year Ended October 31, 2010
A	$28.02	$0.14	$4.24	$4.38	$–	$–	$–	$32.40	15.63%	$8,535,338	1.15%	1.15%	0.45%
B	24.95	(0.10)	3.77	3.67	–	–	–	28.62	14.71	828,754	1.95	1.95	(0.36)
C	25.07	(0.07)	3.79	3.72	–	–	–	28.79	14.84	3,001,079	1.85	1.85	(0.25)
I	27.94	0.21	4.24	4.45	–	–	–	32.39	15.93	4,781,187	0.88	0.88	0.70
R3	29.67	0.05	4.50	4.55	–	–	–	34.22	15.34	126,972	1.42	1.41	0.17
R4	29.96	0.16	4.54	4.70	–	–	–	34.66	15.69	270,804	1.10	1.10	0.49
R5	30.15	0.26	4.58	4.84	–	–	–	34.99	16.05	215,999	0.80	0.80	0.79
Y	30.24	0.29	4.60	4.89	–	–	–	35.13	16.17	2,196,541	0.70	0.70	0.89

See Portfolio Turnover information on the next page.

29

The Hartford Capital Appreciation Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income		Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009
A	$23.43	$0.14	$4.76	$4.90	$(0.31	)(E)	$–	$(0.31)	$28.02	21.40%	$9,038,634	1.22%	1.22%	0.58%
B	20.77	(0.05)	4.28	4.23	(0.05	)(E)	–	(0.05)	24.95	20.44	1,027,505	2.07	2.02	(0.22)
C	20.91	(0.03)	4.29	4.26	(0.10	)(E)	–	(0.10)	25.07	20.54	2,905,481	1.93	1.93	(0.15)
I	23.41	0.14	4.82	4.96	(0.43	)(E)	–	(0.43)	27.94	21.84	2,616,775	0.89	0.89	0.59
R3	24.92	0.05	5.07	5.12	(0.37	)(E)	–	(0.37)	29.67	21.08	30,633	1.46	1.46	0.19
R4	25.08	0.15	5.12	5.27	(0.39	)(E)	–	(0.39)	29.96	21.53	189,912	1.12	1.12	0.60
R5	25.21	0.20	5.17	5.37	(0.43	)(E)	–	(0.43)	30.15	21.89	173,619	0.81	0.81	0.75
Y	25.28	0.27	5.14	5.41	(0.45	)(E)	–	(0.45)	30.24	22.01	1,474,927	0.72	0.72	1.05

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	The impact of Distributions from Capital was less than ($0.01).

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	91%
For the Year Ended October 31, 2012	74
For the Year Ended October 31, 2011	75
For the Year Ended October 31, 2010	70
For the Year Ended October 31, 2009	77

30

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Capital Appreciation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Capital Appreciation Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

31

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

32

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

33

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34

The Hartford Capital Appreciation Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

35

The Hartford Capital Appreciation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,166.10	$6.14	$1,000.00	$1,019.54	$5.72	1.12%	184	365
Class B	$1,000.00	$1,161.10	$10.75	$1,000.00	$1,015.26	$10.03	1.97	184	365
Class C	$1,000.00	$1,162.00	$10.03	$1,000.00	$1,015.93	$9.35	1.84	184	365
Class I	$1,000.00	$1,168.40	$4.31	$1,000.00	$1,021.23	$4.02	0.79	184	365
Class R3	$1,000.00	$1,164.50	$7.64	$1,000.00	$1,018.14	$7.13	1.40	184	365
Class R4	$1,000.00	$1,166.50	$6.01	$1,000.00	$1,019.65	$5.61	1.10	184	365
Class R5	$1,000.00	$1,168.20	$4.38	$1,000.00	$1,021.16	$4.08	0.80	184	365
Class Y	$1,000.00	$1,168.60	$3.85	$1,000.00	$1,021.66	$3.58	0.70	184	365

36

The Hartford Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Capital Appreciation Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

37

The Hartford Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team. The Board considered that, in response to questions raised concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

38

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on certain share classes, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

39

The Hartford Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

40

The Hartford Capital Appreciation Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

41

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-CA13 12/13 113964-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD CAPITAL APPRECIATION II FUND 2013 Annual Report

The Hartford Capital Appreciation II Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Capital Appreciation II Fund inception 04/29/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 4/29/05 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Capital Appreciation II A#	35.97%	16.75%	9.24%
Capital Appreciation II A##	28.49%	15.44%	8.51%
Capital Appreciation II B#	34.89%	15.84%	8.43%*
Capital Appreciation II B##	29.89%	15.62%	8.43%*
Capital Appreciation II C#	34.90%	15.88%	8.45%
Capital Appreciation II C##	33.90%	15.88%	8.45%
Capital Appreciation II I#	36.29%	17.10%	9.53%
Capital Appreciation II R3#	35.75%	16.48%	9.08%
Capital Appreciation II R4#	36.18%	16.87%	9.38%
Capital Appreciation II R5#	36.36%	17.11%	9.58%
Capital Appreciation II Y#	36.40%	17.26%	9.69%
Russell 3000 Index	28.99%	15.94%	7.76%

▲	Inception: 04/29/2005
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation II Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Capital Appreciation II Class A	1.25%	1.41%
Capital Appreciation II Class B	2.00%	2.26%
Capital Appreciation II Class C	2.00%	2.12%
Capital Appreciation II Class I	1.00%	1.10%
Capital Appreciation II Class R3	1.35%	1.69%
Capital Appreciation II Class R4	1.05%	1.37%
Capital Appreciation II Class R5	0.95%	1.09%
Capital Appreciation II Class Y	0.90%	0.97%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Michael T. Carmen, CFA	Nicolas M. Choumenkovitch	Saul J. Pannell, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

Kent M. Stahl, CFA	Frank D. Catrickes, CFA	David W. Palmer, CFA
Senior Vice President and Director, Investments and Risk Management	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

Gregg R. Thomas, CFA*
Vice President and Director, Risk Management

*Appointed as a Portfolio Manager for the Fund as of March 1, 2013.

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation II Fund returned 35.97%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the Russell 3000 Index, which returned 28.99% for the same period. The Fund also outperformed the 29.28% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite clear signs of political dysfunction in Washington, U.S. equities surged during the period (+27%) and reached a new all-time high during October (as measured by the S&P 500 Index). From its closing low on March 9, 2009, the S&P 500 ended October 2013 up over 159%. There have been a few hiccups during the rally, including in August 2013, during which U.S. stocks suffered their worst month of the year amid heightened geopolitical risks stemming from the widening conflict in Syria. In September, the Federal Open Market Committee’s decision to leave the pace of its monthly asset purchases unchanged at $85 billion surprised many investors and contributed to burgeoning risk appetites among many market participants. This continued highly accommodative monetary policy, along with solid earnings results and an upward trending housing market, overshadowed the 16-day government shutdown and near breach of the U.S. debt ceiling. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Investors also cheered the nomination of Janet Yellen to become the next head of the U.S. Federal Reserve (Fed); she is widely viewed as more likely to maintain the Fed’s current monetary policy than outgoing chairman Ben Bernanke.

All ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performing sectors included Consumer Discretionary (+41%), Industrials (+38%), and Health Care (+36%), while the Utilities (+12%), Telecommunication Services (+15%), and Energy (+22%) sectors lagged on a relative basis.

Favorable security selection was the primary driver of Fund outperformance during the period. Strong stock selection within the Information Technology, Financials, and Consumer Discretionary sectors more than offset weaker selection in the Materials sector. Sector allocation, a result of the bottom-up

3

The Hartford Capital Appreciation II Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

stock selection process, also contributed to relative returns. The Fund’s modest cash position detracted from relative performance in an upward-trending market

The top contributors to relative performance included Apple (Information Technology), Micron Technology (Information Technology), and Best Buy (Consumer Discretionary). Shares of Apple, a U.S.-based designer and retailer of a range of personal electronics products, underperformed during the period following the announcement of the new iPhone lineup as some investors were disappointed that Apple did not price the iPhone 5c lower to gain more traction in emerging markets. Our underweight position relative to the benchmark constituent contributed to relative returns. Shares of Micron Technology, a U.S.-based semiconductor manufacturer specializing in NAND Flash, DRAM, and NOR Flash memory devices, rose during the period after a fire at a competitor’s factory in China increased the likelihood of improving DRAM and NAND prices in an already supply-constrained environment. Shares of Best Buy, a U.S.-based consumer electronics and entertainment product retailer, rose during the period based on news the company hired a new CFO who investors believe is well-qualified to execute on a turnaround strategy that should drive operational efficiency and higher earnings. The company also announced new partnerships with Microsoft and Samsung, which investors viewed as a vote of confidence in Best Buy, sending the stock higher. Top contributors to absolute performance during the period also included American International Group (Financials) and Gilead Sciences (Health Care).

The top detractors from relative performance during the period included Barrick Gold (Materials), Arena Pharmaceutical (Health Care), and Merck (Health Care). Shares of Barrick Gold, a Canada-based gold exploration and mining company, fell during the period as a result of investor concern that rising costs, primarily higher costs to extract gold, would continue to challenge Barrick's incremental returns. Additionally, the spot price of gold fell, which reduced earnings forecasts for Barrick and other miners. Shares of Arena Pharmaceutical, a U.S.-based clinical-stage biopharmaceutical company, fell during the period after the launch of the company’s obesity drug Belviq lagged expectations primarily due to reimbursement and awareness issues. Shares of U.S.-based pharmaceutical company Merck declined during the period after the company reported disappointing revenue, in part due to adverse currency movements and weakness in diabetes drug sales in the U.S.. AuRico Gold (Materials) was also a top detractor on an absolute basis.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We continue to focus our efforts on stock-by-stock fundamental research across the Fund’s opportunistic and complementary investment strategies. At the end of the period, the Fund’s largest overweight allocations were to the Consumer Discretionary, Health Care, and Industrials sectors and largest underweight allocations were to the Consumer Staples, Financials, and Telecommunication Services sectors relative to the Russell 3000 Index benchmark.

Diversification by Sector

as of October 31, 2013

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	17.2%
Consumer Staples	4.3
Energy	8.7
Financials	14.9
Health Care	15.0
Industrials	12.6
Information Technology	18.2
Materials	4.5
Services	0.6
Utilities	1.6
Total	97.6%
Short-Term Investments	2.2
Other Assets and Liabilities	0.2
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Capital Appreciation II Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.5%
	Automobiles and Components - 1.3%
63	Dana Holding Corp.	$1,229
91	Fiat S.p.A.	716
319	Ford Motor Co.	5,453
67	General Motors Co. ●	2,463
34	Harley-Davidson, Inc.	2,145
10	Tenneco Automotive, Inc. ●	519
		12,525
	Banks - 4.0%
81	Banco Popular Espanol	461
392	Grupo Financiero Banorte S.A.B. de C.V.	2,511
192	ICICI Bank Ltd.	3,474
832	Mitsubishi UFJ Financial Group, Inc.	5,298
148	PNC Financial Services Group, Inc.	10,846
29	Societe Generale Class A	1,612
180	Standard Chartered plc	4,312
260	Wells Fargo & Co.	11,095
		39,609
	Capital Goods - 8.0%
13	3M Co.	1,679
38	AGCO Corp.	2,207
34	AMETEK, Inc.	1,608
89	Armstrong World Industries, Inc. ●	4,781
37	Assa Abloy Ab	1,831
233	BAE Systems plc	1,700
43	Belden, Inc.	2,859
31	Cummins, Inc.	3,925
202	DigitalGlobe, Inc. ●	6,435
26	Eaton Corp. plc	1,845
33	Flowserve Corp.	2,286
230	HD Supply Holdings, Inc. ●	4,649
118	KBR, Inc.	4,069
33	Lockheed Martin Corp.	4,367
43	Northrop Grumman Corp.	4,645
141	Owens Corning, Inc. ●	5,081
16	Parker-Hannifin Corp.	1,844
25	Polypore International, Inc. ●	1,124
85	Rexel S.A.	2,124
202	Rolls-Royce Holdings plc	3,722
28	Safran S.A.	1,790
15	Stanley Black & Decker, Inc.	1,150
39	Textron, Inc.	1,111
48	Titan International, Inc.	695
9	TransDigm Group, Inc.	1,322
19	United Technologies Corp.	1,974
28	Wabtec Corp.	1,855
53	WESCO International, Inc. ●	4,487
73	Westport Innovations, Inc. ●	1,699
		78,864
	Commercial and Professional Services - 1.6%
35	ADT (The) Corp.	1,499
70	Herman Miller, Inc.	2,114
47	IHS, Inc. ●	5,102
58	Knoll, Inc.	950
85	Nielsen Holdings N.V.	3,367
24	Verisk Analytics, Inc. ●	1,617
40	Waste Connections, Inc.	1,706
		16,355
	Consumer Durables and Apparel - 3.7%
130	D.R. Horton, Inc.	2,458
9	Deckers Outdoor Corp. ●	644
63	Electrolux AB Series B	1,566
126	Fifth &Pacific Cos., Inc. ●	3,349
17	Fossil Group, Inc. ●	2,158
76	Lennar Corp.	2,709
62	Lululemon Athletica, Inc. ●	4,299
128	Mattel, Inc.	5,658
258	Pulte Group, Inc.	4,547
17	PVH Corp.	2,105
109	Quiksilver, Inc. ●	909
908	Samsonite International S.A.	2,481
25	Tempur Sealy International, Inc. ●	949
76	Vera Bradley, Inc. ●	1,672
11	Whirlpool Corp.	1,577
		37,081
	Consumer Services - 3.6%
60	American Public Education, Inc. ●	2,398
177	Bloomin' Brands, Inc. ●	4,430
119	Burger King Worldwide, Inc.	2,517
83	Compass Group plc	1,194
37	Dunkin' Brands Group, Inc.	1,777
52	Grand Canyon Education, Inc. ●	2,439
13	ITT Educational Services, Inc. ●	538
57	McDonald's Corp.	5,475
323	MGM China Holdings Ltd.	1,114
15	Panera Bread Co. Class A ●	2,306
32	Penn National Gaming, Inc. ●	1,900
62	Service Corp. International	1,113
67	Tim Hortons, Inc.	3,986
52	Wyndham Worldwide Corp.	3,437
22	Yum! Brands, Inc.	1,508
		36,132
	Diversified Financials - 4.8%
49	Ameriprise Financial, Inc.	4,923
2	Artisan Partners Asset Management, Inc. ●	90
44	Banca Generali S.p.A.	1,145
26	BlackRock, Inc.	7,731
50	Citigroup, Inc.	2,459
58	E*Trade Financial Corp. ●	978
10	IntercontinentalExchange, Inc. ●	1,880
52	Invesco Ltd.	1,758
196	JP Morgan Chase & Co.	10,111
110	Julius Baer Group Ltd.	5,415
39	LPL Financial Holdings, Inc.	1,584
26	Northern Trust Corp.	1,461
104	ORIX Corp.	1,798
105	Platform Acquisition ⌂●†	1,124
35	Silver Eagle Acquisition Corp. ●†	349
59	Solar Cayman Ltd. ⌂■●†	4
64	Waddell & Reed Financial, Inc. Class A	3,955
74	Wisdomtree Investment, Inc. ●	1,022
		47,787
	Energy - 8.7%
55	Anadarko Petroleum Corp.	5,282
38	Atwood Oceanics, Inc. ●	2,040
33	Baker Hughes, Inc.	1,899
282	BG Group plc	5,756
193	BP plc ADR	8,994
29	Cameron International Corp. ●‡	1,613

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation II Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.5% - (continued)
	Energy - 8.7% - (continued)
93	Canadian Natural Resources Ltd. ADR	$2,951
15	Chevron Corp.	1,845
1,938	CNOOC Ltd.	3,942
360	Cobalt International Energy, Inc. ●	8,348
18	Continental Resources, Inc. ●	2,050
44	Exxon Mobil Corp.	3,943
60	Halliburton Co.	3,189
413	JX Holdings, Inc.	2,043
630	Karoon Gas Australia Ltd. ●	2,641
149	McDermott International, Inc. ●	1,051
43	National Oilwell Varco, Inc.	3,490
42	Newfield Exploration Co. ●	1,286
10	Occidental Petroleum Corp.	997
50	Pioneer Natural Resources Co.	10,304
74	QEP Resources, Inc.	2,432
65	Southwestern Energy Co. ●	2,436
46	Suncor Energy, Inc.	1,658
65	Superior Energy Services, Inc. ●	1,733
198	Trican Well Service Ltd.	2,777
29	Whiting Petroleum Corp. ●	1,906
		86,606
	Food and Staples Retailing - 0.6%
59	CVS Caremark Corp. ●	3,667
29	Wal-Mart Stores, Inc.	2,195
		5,862
	Food, Beverage and Tobacco - 3.3%
52	Anheuser-Busch InBev N.V.	5,432
41	Anheuser-Busch InBev N.V. ADR	4,261
51	Asahi Group Holdings Ltd.	1,382
17	Bunge Ltd. Finance Corp.	1,363
128	Diageo Capital plc	4,080
26	Green Mountain Coffee Roasters, Inc. ●	1,646
15	Hillshire (The) Brands Co.	482
78	Imperial Tobacco Group plc	2,904
27	Kraft Foods Group, Inc.	1,478
1,309	LT Group, Inc.	503
126	Maple Leaf Foods, Inc.	1,851
29	Molson Coors Brewing Co.	1,542
60	Mondelez International, Inc.	2,027
33	Monster Beverage Corp. ●	1,869
12	Philip Morris International, Inc.	1,065
33	Unilever N.V. NY Shares ADR	1,293
		33,178
	Health Care Equipment and Services - 3.6%
59	Aetna, Inc.	3,710
126	Cardinal Health, Inc.	7,383
1,635	CareView Communications, Inc. ●†	769
93	Catamaran Corp. ●	4,383
34	CIGNA Corp.	2,633
161	Hologic, Inc. ●	3,599
76	Medtronic, Inc.	4,359
37	St. Jude Medical, Inc.	2,106
28	UnitedHealth Group, Inc.	1,911
22	Universal Health Services, Inc. Class B	1,773
30	Wellpoint, Inc.	2,578
		35,204
	Household and Personal Products - 0.4%
54	Coty, Inc. ●	831
31	Estee Lauder Co., Inc.	2,194
49	Svenska Cellulosa AB Class B	1,389
		4,414
	Insurance - 5.1%
16	ACE Ltd.	1,482
38	Aflac, Inc.	2,476
326	American International Group, Inc.	16,834
132	Assicurazioni Generali S.p.A.	3,096
97	Assured Guaranty Ltd.	1,989
102	AXA S.A.	2,550
914	China Pacific Insurance Co., Ltd.	3,302
56	Delta Lloyd N.V.	1,196
55	Lincoln National Corp.	2,484
52	Marsh & McLennan Cos., Inc.	2,380
95	MetLife, Inc.	4,505
39	Reinsurance Group of America, Inc.	2,754
24	Swiss Re Ltd.	2,136
70	Tokio Marine Holdings, Inc.	2,308
22	Unum Group	706
		50,198
	Materials - 4.5%
18	Air Liquide	2,404
220	Allied Nevada Gold Corp. ●	899
284	AuRico Gold, Inc.	1,169
30	Ball Corp.	1,447
82	Barrick Gold Corp.	1,589
80	Cabot Corp.	3,744
24	Celanese Corp.	1,339
371	Continental Gold Ltd. ●	1,406
28	Dow Chemical Co.	1,098
3,566	Greatview Aseptic Packaging Co., Ltd.	2,247
19	International Paper Co.	858
595	Ivanhoe Mines Ltd. ●	1,489
62	Louisiana-Pacific Corp. ●	1,049
27	Methanex Corp. ADR	1,588
45	Monsanto Co.	4,753
85	Norbord, Inc.	2,420
4	OCI Co., Ltd.	638
35	Packaging Corp. of America	2,207
45	Praxair, Inc.	5,569
33	Reliance Steel & Aluminum	2,422
23	Rock Tenn Co. Class A	2,490
18	Wacker Chemie AG	1,709
		44,534
	Media - 2.2%
38	CBS Corp. Class B	2,247
11	Charter Communications, Inc. ●	1,452
41	Dentsu, Inc.	1,534
45	DHX Media Ltd. ●	173
38	DISH Network Corp.	1,813
20	McGraw Hill Financial, Inc.	1,426
85	Omnicom Group, Inc. ●	5,797
19	Time Warner Cable, Inc.	2,316
50	Time Warner, Inc.	3,446
54	WPP plc	1,157
		21,361
	Pharmaceuticals, Biotechnology and Life Sciences - 11.4%
32	Actavis plc ●	4,984
11	Algeta ASA ●	449
31	Alkermes plc ●	1,089

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.5% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 11.4% - (continued)
95	Almirall S.A.	$1,417
23	Alnylam Pharmaceuticals, Inc. ●	1,345
21	Amgen, Inc.	2,413
596	Arena Pharmaceuticals, Inc. ●	2,618
79	AstraZeneca plc	4,176
66	AstraZeneca plc ADR	3,494
4	Biogen Idec, Inc.	930
310	Bristol-Myers Squibb Co.	16,255
23	Celgene Corp. ●	3,487
28	Eli Lilly & Co.	1,385
136	Gilead Sciences, Inc. ●	9,660
70	Johnson & Johnson	6,487
20	Medivation, Inc. ●	1,179
433	Merck & Co., Inc.	19,503
8	Ono Pharmaceutical Co., Ltd. ☼	567
35	Portola Pharmaceuticals, Inc. ●	773
8	Puma Biotechnology, Inc. ●	318
12	Regeneron Pharmaceuticals, Inc. ●	3,488
30	Roche Holding AG	8,362
29	Seattle Genetics, Inc. ●	1,124
18	Tesaro, Inc. ●	703
205	Teva Pharmaceutical Industries Ltd. ADR	7,616
798	TherapeuticsMD, Inc. ●	3,369
64	Vertex Pharmaceuticals, Inc. ●	4,556
52	Zoetis, Inc.	1,653
		113,400
	Real Estate - 1.0%
16	AvalonBay Communities, Inc. REIT	1,946
18	Boston Properties, Inc. REIT	1,887
24	Plum Creek Timber Co., Inc. REIT	1,071
88	Realogy Holdings Corp. ●	3,639
40	Weyerhaeuser Co. REIT	1,204
		9,747
	Retailing - 6.3%
15	Abercrombie & Fitch Co. Class A	550
9	Advance Automotive Parts, Inc.	843
174	Aeropostale, Inc. ●	1,617
727	Allstar Co. ⌂●†	1,337
17	Ascena Retail Group, Inc. ●	334
3	AutoZone, Inc. ●	1,156
133	Best Buy Co., Inc.	5,688
1,405	Buck Holdings L.P. ⌂●†	100
10	Conns, Inc. ●	629
83	Dick's Sporting Goods, Inc.	4,425
35	Dollar Tree, Inc. ●	2,062
10	Five Below, Inc. ●	472
56	Francescas Holding Corp. ●	998
38	GameStop Corp. Class A	2,066
21	GNC Holdings, Inc.	1,236
429	Groupon, Inc. ●	3,919
12	Home Depot, Inc.	943
2,100	Intime Retail Group Co., Ltd.	2,500
12	L Brands Inc.	720
26	LKQ Corp. ●	856
225	Lowe's Co., Inc.	11,181
92	OfficeMax, Inc.	1,384
7	Priceline.com, Inc. ●	7,395
122	Rakuten, Inc.	1,587
21	Restoration Hardware Holdings, Inc. ●	1,492
7	Sears Hometown and Outlet Stores, Inc. ●	203
16	Tractor Supply Co.	1,169
56	TripAdvisor, Inc. ●	4,642
69	Tuesday Morning Corp. ●	983
		62,487
	Semiconductors and Semiconductor Equipment - 5.0%
38	Analog Devices, Inc.	1,874
15	ASML Holding N.V.	1,439
26	Avago Technologies Ltd.	1,181
4,577	GCL-Poly Energy Holdings Ltd. ●	1,404
608	GT Advanced Technologies, Inc. ●	4,560
161	Intel Corp.	3,922
128	Maxim Integrated Products, Inc.	3,799
714	Micron Technology, Inc. ●	12,632
54	NXP Semiconductors N.V. ●	2,274
2	Samsung Electronics Co., Ltd.	2,387
137	Skyworks Solutions, Inc. ●	3,519
47	Sumco Corp. ☼	423
1,065	SunEdison, Inc. ●	9,902
		49,316
	Software and Services - 9.8%
29	Accenture plc	2,167
298	Activision Blizzard, Inc.	4,961
131	Akamai Technologies, Inc. ●	5,853
145	Amadeus IT Holding S.A. Class A	5,393
81	Angie's List, Inc. ●	1,139
115	Autodesk, Inc. ●	4,606
38	Automatic Data Processing, Inc.	2,835
32	Booz Allen Hamilton Holding Corp.	624
400	Cadence Design Systems, Inc. ●	5,183
30	Capital Gemini S.A.	1,989
37	Check Point Software Technologies Ltd. ADR ●	2,135
25	Cognizant Technology Solutions Corp. ●	2,147
38	Concur Technologies, Inc. ●	3,924
29	eBay, Inc. ●	1,552
15	Euronet Worldwide, Inc. ●	643
45	Facebook, Inc. ●	2,278
36	Global Payments, Inc.	2,112
22	Heartland Payment Systems, Inc.	902
60	IAC/InterActiveCorp.	3,219
75	iGate Corp. ●	2,388
18	LinkedIn Corp. Class A ●	3,980
346	Microsoft Corp.	12,221
2,125	Monitise plc ●	1,893
182	Oracle Corp.	6,099
26	Salesforce.com, Inc. ●	1,368
11	ServiceNow, Inc. ●	589
203	Symantec Corp.	4,618
20	Teradata Corp. ●	876
68	UbiSoft Entertainment S.A. ●	874
95	Web.com Group, Inc. ●	2,568
171	Yahoo!, Inc. ●	5,624
		96,760
	Technology Hardware and Equipment - 3.4%
6	Apple, Inc. ●	3,025
503	Cisco Systems, Inc.	11,315
474	EMC Corp.	11,410

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation II Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.5% - (continued)
	Technology Hardware and Equipment - 3.4% - (continued)
106	Hewlett-Packard Co.	$2,574
72	JDS Uniphase Corp. ●	948
1,318	Lenovo Group Ltd.	1,412
2	NetApp, Inc.	89
658	ParkerVision, Inc. ●	1,803
101	Xerox Corp.	999
		33,575
	Telecommunication Services - 0.6%
74	Intelsat S.A. ●	1,517
71	T-Mobile US, Inc.	1,981
35	Verizon Communications, Inc.	1,753
300	Vodafone Group plc	1,099
		6,350
	Transportation - 3.0%
93	Controladora Vuela Cia De Aviacion ●	1,255
14	FedEx Corp.	1,821
200	Hertz Global Holdings, Inc. ●	4,593
422	JetBlue Airways Corp. ●	2,995
16	Kansas City Southern	1,956
118	Knight Transportation, Inc.	2,007
21	Norfolk Southern Corp.	1,798
106	United Continental Holdings, Inc. ●	3,599
98	United Parcel Service, Inc. Class B	9,658
		29,682
	Utilities - 1.6%
23	Calpine Corp. ●	474
3,853	China Longyuan Power Group Corp.	4,433
226	ENN Energy Holdings Ltd.	1,340
28	Entergy Corp.	1,835
56	NRG Energy, Inc.	1,589
351	Snam S.p.A.	1,807
42	UGI Corp.	1,732
95	Xcel Energy, Inc.	2,753
		15,963
	Total common stocks
	(cost $837,595)	$966,990

PREFERRED STOCKS - 0.1%
	Media - 0.1%
20	ProSieben Sat.1 Media AG	$960

	Total preferred stocks
	(cost $847)	$960

WARRANTS - 0.0%
	Diversified Financials - 0.0%
45	Platform Acquisition ⌂†	$4

	Total warrants
	(cost $1)	$4

	Total long-term investments
	(cost $838,443)	$967,954

SHORT-TERM INVESTMENTS - 2.2%
Repurchase Agreements - 2.2%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,767, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $1,802)
$1,767	0.10%, 10/31/2013	$1,767
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $611, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $623)
611	0.09%, 10/31/2013	611
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $2,834, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $2,891)
2,834	0.08%, 10/31/2013	2,834
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $8,037,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$8,198)
8,037	0.09%, 10/31/2013	8,037
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $3,240, collateralized by
FHLMC 2.50% - 7.50%, 2026 - 2043,
FNMA 3.00% - 7.00%, 2026 - 2043,
GNMA 2.67% - 5.00%, 2024 - 2048, value
	of $3,305)
3,240	0.12%, 10/31/2013	3,240
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,913, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $1,951)
1,913	0.09%, 10/31/2013	1,913
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $3,367, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $3,440)
3,367	0.10%, 10/31/2013	3,367

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.2% - (continued)
Repurchase Agreements - 2.2% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $17, collateralized by U.S. Treasury Note 0.63%, 2017, value of $17)
$17	0.09%, 10/31/2013		$17
			21,786
	Total short-term investments
	(cost $21,786)		$21,786

	Total investments
	(cost $860,229) ▲	99.8%	$989,740
	Other assets and liabilities	0.2%	2,109
	Total net assets	100.0%	$991,849

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $868,310 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$148,536
Unrealized Depreciation	(27,106)
Net Unrealized Appreciation	$121,430

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value of these securities was $3,687, which represents 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $906 at October 31, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $4, which rounds to zero percent of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	727	Allstar Co.	$430
06/2007	1,405	Buck Holdings L.P.	32
05/2013-10/2013	105	Platform Acquisition	1,061
05/2013	45	Platform Acquisition Warrants	–
03/2007	59	Solar Cayman Ltd. - 144A	17

At October 31, 2013, the aggregate value of these securities was $2,569, which represents 0.3% of total net assets.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation II Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Buy	11/01/2013	DEUT	$104	$104	$–
CAD	Buy	11/04/2013	DEUT	402	404	2
CAD	Buy	11/05/2013	DEUT	271	271	–
CAD	Sell	11/04/2013	DEUT	147	148	(1)
CHF	Sell	11/04/2013	CSFB	1,475	1,465	10
EUR	Buy	11/05/2013	BOA	21	21	–
EUR	Buy	11/04/2013	CBK	215	213	(2)
EUR	Sell	11/01/2013	CBK	331	328	3
EUR	Sell	11/04/2013	CBK	92	91	1
EUR	Sell	11/01/2013	DEUT	149	147	2
GBP	Buy	11/05/2013	BOA	128	128	–
GBP	Buy	11/01/2013	MSC	177	177	–
HKD	Buy	11/01/2013	JPM	34	34	–
HKD	Buy	11/04/2013	JPM	47	47	–
JPY	Buy	12/12/2013	CBK	1,546	1,554	8
JPY	Buy	12/12/2013	DEUT	1,329	1,342	13
JPY	Buy	11/01/2013	JPM	77	76	(1)
JPY	Buy	11/05/2013	JPM	426	426	–
JPY	Buy	11/06/2013	UBS	481	480	(1)
JPY	Buy	12/12/2013	UBS	918	870	(48)
JPY	Sell	12/12/2013	BCLY	1,576	1,382	194
JPY	Sell	12/12/2013	CBK	710	627	83
JPY	Sell	12/12/2013	DEUT	1,875	1,739	136
JPY	Sell	11/01/2013	JPM	70	69	1
JPY	Sell	11/05/2013	JPM	111	111	–
JPY	Sell	12/12/2013	JPM	1,229	1,079	150
JPY	Sell	12/12/2013	MSC	769	642	127
JPY	Sell	11/06/2013	UBS	33	33	–
JPY	Sell	12/12/2013	UBS	833	783	50
						$727

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation II Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$12,525	$11,809	$716	$–
Banks	39,609	24,452	15,157	–
Capital Goods	78,864	69,821	9,043	–
Commercial and Professional Services	16,355	16,355	–	–
Consumer Durables and Apparel	37,081	33,034	4,047	–
Consumer Services	36,132	33,824	2,308	–
Diversified Financials	47,787	38,301	8,358	1,128
Energy	86,606	72,224	14,382	–
Food and Staples Retailing	5,862	5,862	–	–
Food, Beverage and Tobacco	33,178	18,877	14,301	–
Health Care Equipment and Services	35,204	35,204	–	–
Household and Personal Products	4,414	3,025	1,389	–
Insurance	50,198	35,610	14,588	–
Materials	44,534	37,536	6,998	–
Media	21,361	18,670	2,691	–
Pharmaceuticals, Biotechnology and Life Sciences	113,400	98,878	14,522	–
Real Estate	9,747	9,747	–	–
Retailing	62,487	56,963	4,087	1,437
Semiconductors and Semiconductor Equipment	49,316	45,102	4,214	–
Software and Services	96,760	86,611	10,149	–
Technology Hardware and Equipment	33,575	32,163	1,412	–
Telecommunication Services	6,350	5,251	1,099	–
Transportation	29,682	29,682	–	–
Utilities	15,963	8,383	7,580	–
Total	966,990	827,384	137,041	2,565
Preferred Stocks	960	–	960	–
Warrants	4	–	–	4
Short-Term Investments	21,786	–	21,786	–
Total	$989,740	$827,384	$159,787	$2,569
Foreign Currency Contracts*	780	–	780	–
Total	$780	$–	$780	$–
Liabilities:
Foreign Currency Contracts*	53	–	53	–
Total	$53	$–	$53	$–

♦	For the year ended October 31, 2013, investments valued at $5,606 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation II Fund
Investment Valuation Hierarchy Level Summary – (continued)
October 31, 2013
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2013
Assets:
Common Stocks	$2,632	$(1,165)	$1,828	*	$—	$1,060	$(1,790)	$—	$—	$2,565
Warrants	—	—	4	†	—	1	(1)	—	—	4
Total	$2,632	$(1,165)	$1,832		$—	$1,061	$(1,791)	$—	$—	$2,569

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $(534).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $4.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Capital Appreciation II Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $860,229)	$989,740
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	780
Receivables:
Investment securities sold	24,441
Fund shares sold	1,680
Dividends and interest	821
Other assets	88
Total assets	1,017,550
Liabilities:
Unrealized depreciation on foreign currency contracts	53
Bank overdraft	187
Payables:
Investment securities purchased	23,616
Fund shares redeemed	1,394
Investment management fees	165
Administrative fees	1
Distribution fees	89
Accrued expenses	196
Total liabilities	25,701
Net assets	$991,849
Summary of Net Assets:
Capital stock and paid-in-capital	$843,949
Distributions in excess of net investment income	(129)
Accumulated net realized gain	17,801
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	130,228
Net assets	$991,849

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$18.87/$19.97
Shares outstanding	26,703
Net assets	$503,765
Class B: Net asset value per share	$17.67
Shares outstanding	3,211
Net assets	$56,743
Class C: Net asset value per share	$17.78
Shares outstanding	14,539
Net assets	$258,520
Class I: Net asset value per share	$19.26
Shares outstanding	6,093
Net assets	$117,325
Class R3: Net asset value per share	$18.66
Shares outstanding	1,646
Net assets	$30,704
Class R4: Net asset value per share	$19.06
Shares outstanding	556
Net assets	$10,603
Class R5: Net asset value per share	$19.34
Shares outstanding	64
Net assets	$1,242
Class Y: Net asset value per share	$19.50
Shares outstanding	664
Net assets	$12,947

The accompanying notes are an integral part of these financial statements.

13

The Hartford Capital Appreciation II Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$15,435
Interest	21
Less: Foreign tax withheld	(513)
Total investment income	14,943

Expenses:
Investment management fees	7,813
Administrative services fees
Class R3	56
Class R4	16
Class R5	1
Transfer agent fees
Class A	820
Class B	152
Class C	352
Class I	121
Class R3	5
Class R4	1
Class R5	—
Class Y	—
Distribution fees
Class A	1,132
Class B	553
Class C	2,381
Class R3	140
Class R4	27
Custodian fees	27
Accounting services fees	126
Registration and filing fees	112
Board of Directors' fees	21
Audit fees	27
Other expenses	181
Total expenses (before waivers and fees paid indirectly)	14,064
Expense waivers	(909)
Commission recapture	(59)
Custodian fee offset	—
Total waivers and fees paid indirectly	(968)
Total expenses, net	13,096
Net Investment Income	1,847
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	153,776
Net realized loss on foreign currency contracts	(113)
Net realized gain on other foreign currency transactions	9
Net Realized Gain on Investments and Foreign Currency Transactions	153,672
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	113,908
Net unrealized appreciation of foreign currency contracts	841
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(23)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	114,726
Net Gain on Investments and Foreign Currency Transactions	268,398
Net Increase in Net Assets Resulting from Operations	$270,245

The accompanying notes are an integral part of these financial statements.

14

The Hartford Capital Appreciation II Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$1,847	$182
Net realized gain on investments and foreign currency transactions	153,672	33,731
Net unrealized appreciation of investments and foreign currency transactions	114,726	40,437
Net Increase in Net Assets Resulting from Operations	270,245	73,350
Distributions to Shareholders:
From net investment income
Class A	(1,568)	—
Class I	(534)	—
Class R3	(83)	—
Class R4	(55)	—
Class R5	(7)	—
Class Y	(72)	—
Total distributions	(2,319)	—
Capital Share Transactions:
Class A	(43,660)	(92,747)
Class B	(11,546)	(14,612)
Class C	(34,499)	(63,368)
Class I	36	(34,210)
Class R3	(1,885)	2,261
Class R4	(2,999)	(3,229)
Class R5	(377)	(74)
Class Y	(2,631)	(23,007)
Net decrease from capital share transactions	(97,561)	(228,986)
Net Increase (Decrease) in Net Assets	170,365	(154,636)
Net Assets:
Beginning of period	821,484	976,120
End of period	$991,849	$821,484
Undistributed (distribution in excess of) net investment income	$(129)	$189

The accompanying notes are an integral part of these financial statements.

15

The Hartford Capital Appreciation II Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Capital Appreciation II Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

16

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

17

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

18

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

19

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

20

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$780	$—	$—	$—	$—	$780
Total	$—	$780	$—	$—	$—	$—	$780

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$53	$—	$—	$—	$—	$53
Total	$—	$53	$—	$—	$—	$—	$53

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(113)	$—	$—	$—	$—	$(113)
Total	$—	$(113)	$—	$—	$—	$—	$(113)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$841	$—	$—	$—	$—	$841
Total	$—	$841	$—	$—	$—	$—	$841

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate

21

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$2,097	$—
Long-Term Capital Gains ‡	222	—

‡ The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

22

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Long-Term Capital Gain	$26,466
Unrealized Appreciation *	121,434
Total Accumulated Earnings	$147,900

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$154
Accumulated Net Realized Gain (Loss)	(154)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

During the year ended October 31, 2013, the Fund utilized $110,419 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager.

23

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.9500%
On next $250 million	0.9000%
On next $500 million	0.8000%
On next $1.5 billion	0.7500%
On next $2.5 billion	0.7000%
On next $5 billion	0.6800%
Over $10 billion	0.6750%

Effective November 1, 2013, the investment mangaer has voluntarily agreed to waive investment management fees of 0.10% of average daily net assets until October 31, 2014.

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.35%	1.05%	0.95%	0.90%

24

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.25%
Class B	2.00
Class C	2.00
Class I	0.99
Class R3	1.35
Class R4	1.04
Class R5	0.94
Class Y	0.89

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $1,090 and contingent deferred sales charges of $49 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related

25

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended October 31, 2013, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,115,124
Sales Proceeds Excluding U.S. Government Obligations	1,219,832

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	3,578	103	(6,538)	(2,857)	3,837	—	(10,779)	(6,942)
Amount	$59,643	$1,521	$(104,824)	$(43,660)	$51,605	$—	$(144,352)	$(92,747)
Class B
Shares	56	—	(799)	(743)	85	—	(1,234)	(1,149)
Amount	$849	$—	$(12,395)	$(11,546)	$1,075	$—	$(15,687)	$(14,612)
Class C
Shares	1,119	—	(3,452)	(2,333)	1,103	—	(6,076)	(4,973)
Amount	$17,564	$—	$(52,063)	$(34,499)	$13,969	$—	$(77,337)	$(63,368)
Class I
Shares	2,529	31	(2,600)	(40)	1,691	—	(4,196)	(2,505)
Amount	$42,394	$461	$(42,819)	$36	$22,735	$—	$(56,945)	$(34,210)
Class R3
Shares	398	6	(515)	(111)	723	—	(561)	162
Amount	$6,315	$82	$(8,282)	$(1,885)	$9,643	$—	$(7,382)	$2,261
Class R4
Shares	136	3	(319)	(180)	290	—	(509)	(219)
Amount	$2,296	$50	$(5,345)	$(2,999)	$3,914	$—	$(7,143)	$(3,229)
Class R5
Shares	14	1	(40)	(25)	30	—	(37)	(7)
Amount	$251	$7	$(635)	$(377)	$430	$—	$(504)	$(74)
Class Y
Shares	35	5	(222)	(182)	177	—	(1,889)	(1,712)
Amount	$608	$72	$(3,311)	$(2,631)	$2,473	$—	$(25,480)	$(23,007)
Total
Shares	7,865	149	(14,485)	(6,471)	7,936	—	(25,281)	(17,345)
Amount	$129,920	$2,193	$(229,674)	$(97,561)	$105,844	$—	$(334,830)	$(228,986)

26

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	62	$1,087
For the Year Ended October 31, 2012	60	$802

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

27

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

14.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

15.	Subsequent Events:

The Board of Directors at their November 6-7, 2013 meeting approved renaming The Hartford Capital Appreciation II Fund to Hartford Global Capital Appreciation Fund. At the same meeting, the Board also approved certain changes to the Fund’s principal investment strategy to convert the Fund to a more global investment mandate. The changes will go effective on or about March 1, 2014.

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved an Agreement and Plan of Reorganization relating to the reorganization of The Hartford Global Growth Fund, a series of The Hartford Mutual Funds, Inc., into the Fund. The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about April 7, 2014.

28

The Hartford Capital Appreciation II Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$13.93	$0.07	$4.93	$5.00	$(0.06)	$–	$(0.06)	$18.87	35.97%	$503,765	1.36%	1.25%	0.42%
B	13.10	(0.05)	4.62	4.57	–	–	–	17.67	34.89	56,743	2.20	2.00	(0.32)
C	13.18	(0.05)	4.65	4.60	–	–	–	17.78	34.90	258,520	2.07	2.00	(0.33)
I	14.22	0.11	5.02	5.13	(0.09)	–	(0.09)	19.26	36.29	117,325	1.04	1.00	0.66
R3	13.79	0.05	4.87	4.92	(0.05)	–	(0.05)	18.66	35.75	30,704	1.64	1.35	0.31
R4	14.07	0.11	4.96	5.07	(0.08)	–	(0.08)	19.06	36.18	10,603	1.33	1.05	0.63
R5	14.28	0.12	5.04	5.16	(0.10)	–	(0.10)	19.34	36.36	1,242	1.05	0.95	0.74
Y	14.40	0.13	5.08	5.21	(0.11)	–	(0.11)	19.50	36.40	12,947	0.93	0.90	0.76

For the Year Ended October 31, 2012 (D)
A	$12.80	$0.03	$1.10	$1.13	$–	$–	$–	$13.93	8.83%	$411,923	1.41%	1.32%	0.23%
B	12.14	(0.08)	1.04	0.96	–	–	–	13.10	7.91	51,815	2.26	2.10	(0.55)
C	12.21	(0.07)	1.04	0.97	–	–	–	13.18	7.94	222,460	2.12	2.06	(0.51)
I	13.04	0.08	1.10	1.18	–	–	–	14.22	9.05	87,227	1.10	1.05	0.49
R3	12.69	0.01	1.09	1.10	–	–	–	13.79	8.67	24,232	1.69	1.45	0.11
R4	12.91	0.06	1.10	1.16	–	–	–	14.07	8.99	10,362	1.37	1.18	0.37
R5	13.09	0.08	1.11	1.19	–	–	–	14.28	9.09	1,276	1.09	1.00	0.57
Y	13.18	0.19	1.03	1.22	–	–	–	14.40	9.26	12,189	0.97	0.95	0.63

For the Year Ended October 31, 2011 (D)
A	$12.94	$(0.03)	$(0.11)	$(0.14)	$–	$–	$–	$12.80	(1.08)%	$467,407	1.41%	1.41%	(0.19)%
B	12.37	(0.14)	(0.09)	(0.23)	–	–	–	12.14	(1.86)	61,934	2.25	2.25	(1.03)
C	12.42	(0.12)	(0.09)	(0.21)	–	–	–	12.21	(1.69)	266,634	2.13	2.13	(0.91)
I	13.13	0.02	(0.11)	(0.09)	–	–	–	13.04	(0.69)	112,597	1.11	1.11	0.12
R3	12.86	(0.06)	(0.11)	(0.17)	–	–	–	12.69	(1.32)	20,237	1.72	1.70	(0.48)
R4	13.04	(0.02)	(0.11)	(0.13)	–	–	–	12.91	(1.00)	12,333	1.40	1.40	(0.17)
R5	13.18	0.02	(0.11)	(0.09)	–	–	–	13.09	(0.68)	1,255	1.11	1.10	0.13
Y	13.25	0.03	(0.10)	(0.07)	–	–	–	13.18	(0.53)	33,723	0.99	0.99	0.23

For the Year Ended October 31, 2010 (D)
A	$10.74	$(0.03)	$2.23	$2.20	$–	$–	$–	$12.94	20.48%	$516,406	1.44%	1.44%	(0.20)%
B	10.35	(0.14)	2.16	2.02	–	–	–	12.37	19.52	73,313	2.28	2.28	(1.04)
C	10.39	(0.12)	2.15	2.03	–	–	–	12.42	19.54	310,899	2.15	2.15	(0.91)
I	10.86	0.02	2.25	2.27	–	–	–	13.13	20.90	107,796	1.11	1.11	0.13
R3	10.71	(0.05)	2.20	2.15	–	–	–	12.86	20.07	13,520	1.74	1.73	(0.50)
R4	10.82	(0.02)	2.24	2.22	–	–	–	13.04	20.52	8,486	1.40	1.40	(0.18)
R5	10.91	0.02	2.25	2.27	–	–	–	13.18	20.81	777	1.12	1.11	0.12
Y	10.96	0.04	2.25	2.29	–	–	–	13.25	20.89	46,353	1.00	1.00	0.25

See Portfolio Turnover information on the next page.

29

The Hartford Capital Appreciation II Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009 (D)
A	$8.73	$–	$2.01	$2.01	$–	$–	$–	$10.74	23.02%	$497,959	1.54%	1.54%	0.02%
B	8.47	(0.06)	1.94	1.88	–	–	–	10.35	22.20	72,940	2.44	2.22	(0.67)
C	8.50	(0.06)	1.95	1.89	–	–	–	10.39	22.23	297,280	2.25	2.25	(0.70)
I	8.80	0.03	2.03	2.06	–	–	–	10.86	23.41	95,280	1.16	1.16	0.37
R3	8.73	(0.03)	2.01	1.98	–	–	–	10.71	22.68	8,057	1.81	1.81	(0.30)
R4	8.79	–	2.03	2.03	–	–	–	10.82	23.09	5,308	1.43	1.43	0.04
R5	8.84	0.02	2.05	2.07	–	–	–	10.91	23.42	816	1.14	1.14	0.29
Y	8.86	0.04	2.06	2.10	–	–	–	10.96	23.70	54,222	1.02	1.02	0.49

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	128%
For the Year Ended October 31, 2012	135
For the Year Ended October 31, 2011	140
For the Year Ended October 31, 2010	155
For the Year Ended October 31, 2009	168

30

The Hartford Capital Appreciation II Fund
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Capital Appreciation II Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Capital Appreciation II Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 18, 2013

31

The Hartford Capital Appreciation II Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

32

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

33

The Hartford Capital Appreciation II Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34

The Hartford Capital Appreciation II Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

35

The Hartford Capital Appreciation II Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,142.90	$6.76	$1,000.00	$1,018.90	$6.37	1.25%	184	365
Class B	$1,000.00	$1,137.80	$10.78	$1,000.00	$1,015.12	$10.17	2.00	184	365
Class C	$1,000.00	$1,138.30	$10.79	$1,000.00	$1,015.12	$10.17	2.00	184	365
Class I	$1,000.00	$1,144.40	$5.41	$1,000.00	$1,020.16	$5.10	1.00	184	365
Class R3	$1,000.00	$1,142.00	$7.29	$1,000.00	$1,018.39	$6.87	1.35	184	365
Class R4	$1,000.00	$1,144.10	$5.68	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class R5	$1,000.00	$1,144.40	$5.14	$1,000.00	$1,020.41	$4.84	0.95	184	365
Class Y	$1,000.00	$1,145.00	$4.87	$1,000.00	$1,020.67	$4.59	0.90	184	365

36

The Hartford Capital Appreciation II Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Capital Appreciation II Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

37

The Hartford Capital Appreciation II Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods and the 5th quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period. The Board noted recent changes to the Fund’s portfolio management team. The Board considered that, in response to questions raised concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and

38

all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 5th quintile of its expense group, while its actual management fee was in the 4th quintile and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012. The Board noted that in response to a request from the Board HFMC had agreed to temporarily waive 0.10% of its contractual management fee for the Fund from November 1, 2013 through October 31, 2014.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information

39

The Hartford Capital Appreciation II Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

40

The Hartford Capital Appreciation II Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

41

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-CAII13 12/13 113965-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD CHECKS AND BALANCES FUND 2013 Annual Report

The Hartford Checks and Balances Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Checks and Balances Fund inception 05/31/2007
(advised by Hartford Funds Management Company, LLC)

Investment objective – Seeks long-term capital appreciation and income.

Performance Overview 5/31/07 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Checks and Balances A#	20.89%	12.39%	4.76%
Checks and Balances A##	14.24%	11.12%	3.84%
Checks and Balances B#	20.01%	11.52%	3.96%
Checks and Balances B##	15.01%	11.26%	3.96%
Checks and Balances C#	20.00%	11.58%	4.01%
Checks and Balances C##	19.00%	11.58%	4.01%
Checks and Balances I#	21.15%	12.69%	5.04%
Checks and Balances R3#	20.43%	12.03%	4.48%
Checks and Balances R4#	20.79%	12.34%	4.73%
Checks and Balances R5#	21.16%	12.70%	4.99%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	5.32%
Russell 3000 Index	28.99%	15.94%	4.76%
S&P 500 Index	27.18%	15.17%	4.42%

▲	Inception: 05/31/2007
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 8/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Checks and Balances Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Checks and Balances Class A	1.03%	1.03%
Checks and Balances Class B	1.84%	1.84%
Checks and Balances Class C	1.78%	1.78%
Checks and Balances Class I	0.78%	0.78%
Checks and Balances Class R3	1.38%	1.38%
Checks and Balances Class R4	1.09%	1.09%
Checks and Balances Class R5	0.78%	0.78%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Vernon J. Meyer, CFA
Senior Vice President of Hartford Funds Management Company, LLC (“HFMC”),
Chairman of the HFMC Investment Oversight Committee

How did the Fund perform?

The Class A shares of The Hartford Checks and Balances Fund returned 20.89%, before sales charge, for the twelve-month period ended October 31, 2013, versus 18.19% for the Lipper Mixed-Asset Target Allocation Growth Funds average, -1.08% for the Barclays U.S. Aggregate Bond Index, 27.18% for the S&P 500 Index, and 28.99% for the Russell 3000 Index.

Why did the Fund perform this way?

The Fund makes equal allocations of its assets to Class Y shares of certain Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments which primarily include U.S. and foreign equity securities and fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third in each Underlying Fund as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Fund’s relative performance benefited most from the performance of The Hartford Capital Appreciation Fund. The return of The Hartford Total Return Bond Fund detracted most from relative performance.

What is the outlook?

The Fund will continue to make equal allocations of its assets to the three Underlying Funds. Please refer to www.hartfordfunds.com for the shareholder report of each Underlying Fund.

Composition by Investments

as of October 31, 2013

Percentage of
Fund Name	Net Assets
The Hartford Capital Appreciation Fund, Class Y	33.3%
The Hartford Dividend and Growth Fund, Class Y	33.4
The Hartford Total Return Bond Fund, Class Y	33.3
Other Assets and Liabilities	0.0
Total	100.0%

3

The Hartford Checks and Balances Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.0%
Domestic Equity Funds - 66.7%
12,126	The Hartford Capital Appreciation Fund, Class Y		$606,911
23,651	The Hartford Dividend and Growth Fund, Class Y		607,131
			1,214,042
	Total domestic equity funds
	(cost $808,863)		$1,214,042

Taxable Fixed Income Funds - 33.3%
57,106	The Hartford Total Return Bond Fund, Class Y		$607,039

	Total taxable fixed income fund
	(cost $615,101)		$607,039

	Total investments in affiliated investment companies
	(cost $1,423,964)		$1,821,081

	Total long-term investments
	(cost $1,423,964)		$1,821,081

	Total investments
	(cost $1,423,964) ▲	100.0%	$1,821,081
	Other assets and liabilities	—%	679
	Total net assets	100.0%	$1,821,760

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $1,494,398 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$334,745
Unrealized Depreciation	(8,062)
Net Unrealized Appreciation	$326,683

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Checks and Balances Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$1,821,081	$1,821,081	$–	$–
Total	$1,821,081	$1,821,081	$–	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Checks and Balances Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $1,423,964)	$1,821,081
Receivables:
Investment securities sold	1,213
Fund shares sold	1,413
Dividends and interest	1,503
Other assets	57
Total assets	1,825,267
Liabilities:
Payables:
Investment securities purchased	478
Fund shares redeemed	2,593
Administrative fees	—
Distribution fees	148
Accrued expenses	288
Total liabilities	3,507
Net assets	$1,821,760
Summary of Net Assets:
Capital stock and paid-in-capital	$1,357,063
Undistributed net investment income	5,336
Accumulated net realized gain	62,244
Unrealized appreciation of investments	397,117
Net assets	$1,821,760

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.75/$12.43
Shares outstanding	115,230
Net assets	$1,354,101
Class B: Net asset value per share	$11.64
Shares outstanding	10,103
Net assets	$117,550
Class C: Net asset value per share	$11.65
Shares outstanding	26,466
Net assets	$308,250
Class I: Net asset value per share	$11.78
Shares outstanding	2,487
Net assets	$29,305
Class R3: Net asset value per share	$11.69
Shares outstanding	930
Net assets	$10,875
Class R4: Net asset value per share	$11.73
Shares outstanding	131
Net assets	$1,535
Class R5: Net asset value per share	$11.78
Shares outstanding	12
Net assets	$144

The accompanying notes are an integral part of these financial statements.

6

The Hartford Checks and Balances Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$33,890
Total investment income	33,890

Expenses:
Administrative services fees
Class R3	22
Class R4	2
Class R5	—
Transfer agent fees
Class A	1,550
Class B	204
Class C	346
Class I	29
Class R3	1
Class R4	—
Class R5	—
Distribution fees
Class A	3,292
Class B	1,164
Class C	2,936
Class R3	56
Class R4	4
Custodian fees	—
Accounting services fees	212
Registration and filing fees	131
Board of Directors' fees	42
Audit fees	23
Other expenses	280
Total expenses	10,294
Net Investment Income	23,596
Net Realized Gain on Investments:
Capital gain distributions received from underlying affiliated funds	25,642
Net realized gain on investments in underlying affiliated funds	117,638
Net Realized Gain on Investments	143,280
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	163,897
Net Changes in Unrealized Appreciation of Investments	163,897
Net Gain on Investments	307,177
Net Increase in Net Assets Resulting from Operations	$330,773

The accompanying notes are an integral part of these financial statements.

7

The Hartford Checks and Balances Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$23,596	$34,677
Net realized gain on investments	143,280	1,769
Net unrealized appreciation of investments	163,897	134,531
Net Increase in Net Assets Resulting from Operations	330,773	170,977
Distributions to Shareholders:
From net investment income
Class A	(21,517)	(27,865)
Class B	(1,711)	(1,578)
Class C	(4,229)	(4,139)
Class I	(379)	(488)
Class R3	(181)	(174)
Class R4	(22)	(21)
Class R5	(2)	(3)
Total from net investment income	(28,041)	(34,268)
From net realized gain on investments
Class A	(4,264)	(5,889)
Class B	(386)	(545)
Class C	(954)	(1,371)
Class I	(71)	(90)
Class R3	(37)	(41)
Class R4	(5)	(4)
Class R5	—	(1)
Total from net realized gain on investments	(5,717)	(7,941)
Total distributions	(33,758)	(42,209)
Capital Share Transactions:
Class A	(146,673)	(155,595)
Class B	(16,189)	(17,230)
Class C	(24,086)	(48,250)
Class I	3,801	(70)
Class R3	(1,741)	787
Class R4	(77)	476
Class R5	3	3
Net decrease from capital share transactions	(184,962)	(219,879)
Net Increase (Decrease) in Net Assets	112,053	(91,111)
Net Assets:
Beginning of period	1,709,707	1,800,818
End of period	$1,821,760	$1,709,707
Undistributed (distribution in excess of) net investment income	$5,336	$866

The accompanying notes are an integral part of these financial statements.

8

The Hartford Checks and Balances Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Checks and Balances Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds,” seeks its investment goal through investment in Class Y shares of a combination of Hartford Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The Fund is managed by Hartford Funds Management Company, LLC (“HFMC”). Effective January 1, 2013, HFMC replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”).

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

9

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

10

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

11

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$28,041	$34,268
Long-Term Capital Gains ‡	5,717	7,941

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$5,336
Undistributed Long-Term Capital Gain	132,678
Unrealized Appreciation *	326,683
Total Accumulated Earnings	$464,697

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund had no reclassifications.

Amount
Undistributed Net Investment Income	$8,915
Accumulated Net Realized Gain (Loss)	(8,915)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

12

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The Fund is managed by HFMC in accordance with the Fund’s investment objective and policies. The Fund does not currently pay any fees to HFMC for managing the Fund.

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.25%	2.00%	2.00%	1.00%	1.40%	1.10%	0.80%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is

13

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $3,893 and contingent deferred sales charges of $182 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	100%

7.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$215,498
Sales Proceeds Excluding U.S. Government Obligations	385,853

14

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	10,858	2,567	(26,934)	(13,509)	12,905	3,577	(32,702)	(16,220)
Amount	$116,579	$25,519	$(288,771)	$(146,673)	$123,073	$33,189	$(311,857)	$(155,595)
Class B
Shares	145	206	(1,852)	(1,501)	180	225	(2,208)	(1,803)
Amount	$1,557	$2,040	$(19,786)	$(16,189)	$1,715	$2,051	$(20,996)	$(17,230)
Class C
Shares	2,579	502	(5,354)	(2,273)	2,394	572	(8,017)	(5,051)
Amount	$27,773	$4,975	$(56,834)	$(24,086)	$22,748	$5,228	$(76,226)	$(48,250)
Class I
Shares	986	35	(675)	346	771	48	(829)	(10)
Amount	$10,717	$345	$(7,261)	$3,801	$7,363	$450	$(7,883)	$(70)
Class R3
Shares	279	22	(458)	(157)	580	23	(517)	86
Amount	$3,018	$218	$(4,977)	$(1,741)	$5,553	$215	$(4,981)	$787
Class R4
Shares	42	3	(53)	(8)	65	3	(18)	50
Amount	$450	$27	$(554)	$(77)	$622	$25	$(171)	$476
Class R5
Shares	—	—	—	—	—	—	—	—
Amount	$1	$2	$—	$3	$—	$3	$—	$3
Total
Shares	14,889	3,335	(35,326)	(17,102)	16,895	4,448	(44,291)	(22,948)
Amount	$160,095	$33,126	$(378,183)	$(184,962)	$161,074	$41,161	$(422,114)	$(219,879)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	44	$ 485
For the Year Ended October 31, 2012	63	$ 607

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the

15

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

The Hartford Checks and Balances Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2013
A	$9.92	$0.16	$1.88	$2.04	$(0.18)	$(0.03)	$(0.21)	$11.75	20.89%	$1,354,101	0.41%	0.41%	1.51%
B	9.88	0.08	1.86	1.94	(0.15)	(0.03)	(0.18)	11.64	20.01	117,550	1.21	1.21	0.72
C	9.89	0.08	1.87	1.95	(0.16)	(0.03)	(0.19)	11.65	20.00	308,250	1.16	1.16	0.76
I	9.93	0.18	1.88	2.06	(0.18)	(0.03)	(0.21)	11.78	21.15	29,305	0.15	0.15	1.70
R3	9.90	0.13	1.86	1.99	(0.17)	(0.03)	(0.20)	11.69	20.43	10,875	0.75	0.75	1.19
R4	9.91	0.16	1.86	2.02	(0.17)	(0.03)	(0.20)	11.73	20.79	1,535	0.46	0.46	1.46
R5	9.93	0.19	1.87	2.06	(0.18)	(0.03)	(0.21)	11.78	21.16	144	0.15	0.15	1.74

For the Year Ended October 31, 2012 (E)
A	$9.22	$0.20	$0.74	$0.94	$(0.20)	$(0.04)	$(0.24)	$9.92	10.43%	$1,277,312	0.41%	0.41%	2.15%
B	9.19	0.13	0.72	0.85	(0.12)	(0.04)	(0.16)	9.88	9.45	114,693	1.22	1.22	1.35
C	9.19	0.13	0.74	0.87	(0.13)	(0.04)	(0.17)	9.89	9.63	284,190	1.16	1.16	1.41
I	9.23	0.23	0.74	0.97	(0.23)	(0.04)	(0.27)	9.93	10.70	21,254	0.16	0.16	2.38
R3	9.20	0.17	0.74	0.91	(0.17)	(0.04)	(0.21)	9.90	10.08	10,764	0.76	0.76	1.71
R4	9.22	0.20	0.73	0.93	(0.20)	(0.04)	(0.24)	9.91	10.29	1,375	0.47	0.47	1.92
R5	9.23	0.23	0.74	0.97	(0.23)	(0.04)	(0.27)	9.93	10.70	119	0.16	0.16	2.37

For the Year Ended October 31, 2011 (E)
A	$9.22	$0.13	$–	$0.13	$(0.13)	$–	$(0.13)	$9.22	1.44%	$1,337,009	0.41%	0.41%	1.36%
B	9.18	0.05	0.02	0.07	(0.06)	–	(0.06)	9.19	0.71	123,183	1.21	1.21	0.55
C	9.19	0.06	–	0.06	(0.06)	–	(0.06)	9.19	0.66	310,632	1.16	1.16	0.61
I	9.22	0.15	0.02	0.17	(0.16)	–	(0.16)	9.23	1.81	19,854	0.15	0.15	1.61
R3	9.21	0.10	–	0.10	(0.11)	–	(0.11)	9.20	1.05	9,211	0.76	0.76	1.00
R4	9.21	0.12	0.02	0.14	(0.13)	–	(0.13)	9.22	1.53	822	0.47	0.46	1.29
R5	9.22	0.15	0.02	0.17	(0.16)	–	(0.16)	9.23	1.83	107	0.15	0.15	1.62

For the Year Ended October 31, 2010
A	$8.29	$0.13	$0.93	$1.06	$(0.13)	$–	$(0.13)	$9.22	12.85%	$1,429,438	0.42%	0.42%	1.51%
B	8.26	0.06	0.92	0.98	(0.06)	–	(0.06)	9.18	11.87	143,627	1.23	1.23	0.69
C	8.26	0.07	0.92	0.99	(0.06)	–	(0.06)	9.19	12.06	355,504	1.16	1.16	0.75
I	8.29	0.15	0.93	1.08	(0.15)	–	(0.15)	9.22	13.09	21,297	0.17	0.17	1.75
R3	8.29	0.10	0.92	1.02	(0.10)	–	(0.10)	9.21	12.40	2,206	0.81	0.78	1.15
R4	8.29	0.14	0.91	1.05	(0.13)	–	(0.13)	9.21	12.76	241	0.50	0.47	1.75
R5	8.29	0.16	0.92	1.08	(0.15)	–	(0.15)	9.22	13.13	115	0.16	0.15	1.76

See Portfolio Turnover information on the next page.

17

The Hartford Checks and Balances Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2009 (E)
A	$7.32	$0.19	$1.03	$1.22	$(0.20)	$(0.05)	$(0.25)	$8.29	17.34%	$1,073,060	0.46%	0.46%	2.45%
B	7.29	0.13	1.04	1.17	(0.15)	(0.05)	(0.20)	8.26	16.56	141,845	1.31	1.23	1.68
C	7.29	0.13	1.04	1.17	(0.15)	(0.05)	(0.20)	8.26	16.56	298,931	1.22	1.22	1.76
I	7.32	0.21	1.03	1.24	(0.22)	(0.05)	(0.27)	8.29	17.68	19,988	0.20	0.20	2.61
R3	7.31	0.17	1.04	1.21	(0.18)	(0.05)	(0.23)	8.29	17.18	598	0.87	0.78	1.46
R4	7.32	0.19	1.03	1.22	(0.20)	(0.05)	(0.25)	8.29	17.30	112	0.49	0.48	2.48
R5	7.32	0.21	1.03	1.24	(0.22)	(0.05)	(0.27)	8.29	17.65	98	0.17	0.17	2.84

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	12%
For the Year Ended October 31, 2012	12
For the Year Ended October 31, 2011	19
For the Year Ended October 31, 2010	19
For the Year Ended October 31, 2009	3

18

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Checks and Balances Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Checks and Balances Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

19

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

20

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

21

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Checks and Balances Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

23

The Hartford Checks and Balances Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,076.00	$2.11	$1,000.00	$1,023.17	$2.05	0.40%	184	365
Class B	$1,000.00	$1,071.80	$6.31	$1,000.00	$1,019.11	$6.15	1.21	184	365
Class C	$1,000.00	$1,071.80	$6.02	$1,000.00	$1,019.39	$5.87	1.15	184	365
Class I	$1,000.00	$1,076.80	$0.80	$1,000.00	$1,024.43	$0.78	0.15	184	365
Class R3	$1,000.00	$1,073.50	$3.93	$1,000.00	$1,021.41	$3.83	0.75	184	365
Class R4	$1,000.00	$1,075.20	$2.38	$1,000.00	$1,022.91	$2.32	0.46	184	365
Class R5	$1,000.00	$1,077.80	$0.73	$1,000.00	$1,024.50	$0.72	0.14	184	365

24

The Hartford Checks and Balances Fund
Approval of Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Checks and Balances Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”) (the “Agreement”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Adviser to questions posed to it on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Adviser and its affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreement.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreement with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services Provided by the Adviser

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Adviser. The Board considered, among other things, the terms of the Agreement and the range of services provided by the Adviser. The Board considered the Adviser’s professional personnel who provide services to the Fund, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning the Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on the Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Adviser’s support of the Fund’s compliance control structure, particularly the resources devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

The Board noted that under the Agreement, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s approach to risk management with

25

The Hartford Checks and Balances Fund
Approval of Investment Management Agreement (Unaudited) – (continued)

respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC.

Performance of the Fund and the Adviser

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Adviser concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Adviser’s cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Adviser

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Adviser and its affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Adviser

The Board considered comparative information with respect to the total expense ratios of the Fund, noting that there is no management fee for the Fund. In this regard, the Board requested and reviewed information from HFMC relating to the total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

26

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Adviser, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Adviser’s realization of economies of scale with respect to the Fund and whether the expense levels reflect these economies of scale for the benefit of the Fund’s shareholders.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

27

The Hartford Checks and Balances Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

28

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-CB13 12/13 113966-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD CONSERVATIVE ALLOCATION FUND 2013 Annual Report

The Hartford Conservative Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Conservative Allocation Fund inception 05/28/2004
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks current income and long-term capital appreciation.

Performance Overview 5/28/04 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Conservative Allocation A#	2.26%	8.94%	4.77%
Conservative Allocation A##	-3.36%	7.72%	4.15%
Conservative Allocation B#	1.42%	8.07%	4.13%*
Conservative Allocation B##	-3.43%	7.78%	4.13%*
Conservative Allocation C#	1.51%	8.15%	4.04%
Conservative Allocation C##	0.54%	8.15%	4.04%
Conservative Allocation I#	2.60%	9.23%	4.99%
Conservative Allocation R3#	1.99%	8.53%	4.48%
Conservative Allocation R4#	2.29%	8.91%	4.74%
Conservative Allocation R5#	2.57%	9.24%	4.97%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.98%
MSCI All Country World Index	23.95%	14.09%	7.68%

▲	Inception: 05/28/2004
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Conservative Allocation Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Conservative Allocation Class A	1.21%	1.21%
Conservative Allocation Class B	2.02%	2.02%
Conservative Allocation Class C	1.96%	1.96%
Conservative Allocation Class I	0.93%	0.93%
Conservative Allocation Class R3	1.56%	1.56%
Conservative Allocation Class R4	1.26%	1.26%
Conservative Allocation Class R5	0.96%	0.96%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Richard P. Meagher, CFA	Wendy M. Cromwell, CFA
Vice President, Asset Allocation Strategist and Portfolio Manager	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Conservative Allocation Fund returned 2.26%, before sales charge, for the twelve-month period ended October 31, 2013, versus the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index, which returned -1.08% and 23.95%, respectively,for the same period. The Fund underperformed the average return for the Lipper Mixed-Asset Target Conservative Funds category, a group of funds with investment strategies similar to that of the Fund, which returned 7.28%.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income assets experienced mixed performance during that period with major global government bond yields increasing over the period. Japanese yields were a notable exception as they continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the Fed would cut stimulus sooner than expected disrupted financial markets in May and June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data. Peripheral European spreads (especially in Ireland, Spain, and Italy) continued to tighten through the period.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Most spread sectors posted positive absolute returns and outpaced duration-equivalent government bonds, driven by signs of economic recovery across major economies, especially the Eurozone, China, Australia, and the UK.

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. In Japan, stocks soared amid the aforementioned aggressive spending program by the Bank of Japan. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

There are two main drivers of Fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from asset allocation

3

The Hartford Conservative Allocation Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to the strategic allocation, the stock/bond mix of the Fund was approximately 30% equities and 70% fixed income. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation detracted from benchmark-relative performance. Exposure to inflation sensitive assets such as TIPS, commodities, and natural resource equities detracted the most. Exposure to equities contributed to relative performance, specifically allocations to large-cap and mid-cap U.S. equities and both international and U.S. small-cap equities.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) detracted on a benchmark relative basis. Weak benchmark-relative results from the Global Real Asset, Alternative Strategies, and World Bond Funds more than offset strong benchmark-relative performance in the Capital Appreciation, International Opportunities, and International Small Company Funds.

What is the outlook?

During the period, we modestly reduced exposure to fixed income funds and increased exposure to international equity funds. Although macro fundamentals are generally healthy, we believe short term risks are elevated given recent economic uncertainty. Despite the short term uncertainty, we believe that expectations for growth are too low for developed markets, which we believe has the potential to be a positive for developed equity markets such as Europe and Japan. We continue to favor international equities over U.S. equities. We believe bouts of volatility may surface again given the macro concerns surrounding the repercussions of years of unprecedented accommodative central bank policy, but we remain constructive on the Fund’s positioning. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments
as of October 31, 2013
Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	10.0%
The Hartford Capital Appreciation Fund, Class Y	2.7
The Hartford Dividend and Growth Fund, Class Y	4.3
The Hartford Emerging Markets Research Fund, Class Y	2.3
The Hartford Global Real Asset Fund, Class Y	12.3
The Hartford Inflation Plus Fund, Class Y	22.7
The Hartford International Opportunities Fund, Class Y	6.1
The Hartford International Small Company Fund, Class Y	1.8
The Hartford MidCap Value Fund, Class Y	0.9
The Hartford Small Company Fund, Class Y	0.9
The Hartford Strategic Income Fund, Class Y	2.0
The Hartford Total Return Bond Fund, Class Y	14.0
The Hartford World Bond Fund, Class Y	20.0
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Conservative Allocation Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.0%
Alternative Strategy Funds - 22.3%
2,350	The Hartford Alternative Strategies Fund, Class Y		$23,592
2,801	The Hartford Global Real Asset Fund, Class Y		28,960
			52,552
	Total alternative strategy funds
	(cost $52,467)		$52,552

Domestic Equity Funds - 8.8%
127	The Hartford Capital Appreciation Fund, Class Y		$6,335
394	The Hartford Dividend and Growth Fund, Class Y		10,116
122	The Hartford MidCap Value Fund, Class Y		2,114
76	The Hartford Small Company Fund, Class Y		2,091
			20,656
	Total domestic equity funds
	(cost $15,420)		$20,656

International/Global Equity Funds - 10.2%
580	The Hartford Emerging Markets Research Fund, Class Y		$5,308
792	The Hartford International Opportunities Fund, Class Y		14,366
245	The Hartford International Small Company Fund, Class Y		4,352
			24,026
	Total international/global equity funds
	(cost $19,977)		$24,026

Taxable Fixed Income Funds - 58.7%
4,664	The Hartford Inflation Plus Fund, Class Y		$53,444
511	The Hartford Strategic Income Fund, Class Y		4,706
3,099	The Hartford Total Return Bond Fund, Class Y		32,940
4,423	The Hartford World Bond Fund, Class Y		47,057
			138,147
	Total taxable fixed income funds
	(cost $141,820)		$138,147

	Total investments in affiliated investment companies
	(cost $229,684)		$235,381

	Total long-term investments
	(cost $229,684)		$235,381

	Total investments
	(cost $229,684) ▲	100.0%	$235,381
	Other assets and liabilities	—%	(79)
	Total net assets	100.0%	$235,302

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $229,766 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,235
Unrealized Depreciation	(4,620)
Net Unrealized Appreciation	$5,615

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Conservative Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$235,381	$235,381	$–	$–
Total	$235,381	$235,381	$–	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Conservative Allocation Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $229,684)	$235,381
Receivables:
Investment securities sold	355
Fund shares sold	108
Dividends and interest	83
Other assets	43
Total assets	235,970
Liabilities:
Payables:
Investment securities purchased	95
Fund shares redeemed	500
Investment management fees	7
Administrative fees	1
Distribution fees	21
Accrued expenses	44
Total liabilities	668
Net assets	$235,302
Summary of Net Assets:
Capital stock and paid-in-capital	$222,992
Undistributed net investment income	—
Accumulated net realized gain	6,613
Unrealized appreciation of investments	5,697
Net assets	$235,302

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.05/$11.69
Shares outstanding	13,354
Net assets	$147,617
Class B: Net asset value per share	$10.99
Shares outstanding	1,022
Net assets	$11,240
Class C: Net asset value per share	$10.98
Shares outstanding	4,879
Net assets	$53,554
Class I: Net asset value per share	$11.06
Shares outstanding	126
Net assets	$1,397
Class R3: Net asset value per share	$11.06
Shares outstanding	949
Net assets	$10,496
Class R4: Net asset value per share	$11.04
Shares outstanding	690
Net assets	$7,620
Class R5: Net asset value per share	$11.08
Shares outstanding	305
Net assets	$3,378

The accompanying notes are an integral part of these financial statements.

7

The Hartford Conservative Allocation Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$3,936
Total investment income	3,936

Expenses:
Investment management fees	388
Administrative services fees
Class R3	21
Class R4	17
Class R5	3
Transfer agent fees
Class A	175
Class B	26
Class C	59
Class I	1
Class R3	1
Class R4	—
Class R5	—
Distribution fees
Class A	401
Class B	143
Class C	574
Class R3	51
Class R4	28
Custodian fees	—
Accounting services fees	31
Registration and filing fees	90
Board of Directors' fees	7
Audit fees	13
Other expenses	44
Total expenses	2,073
Net Investment Income	1,863
Net Realized Gain on Investments:
Capital gain distributions received from underlying affiliated funds	5,342
Net realized gain on investments in underlying affiliated funds	8,061
Net Realized Gain on Investments	13,403
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in underlying affiliated funds	(10,393)
Net Changes in Unrealized Depreciation of Investments	(10,393)
Net Gain on Investments	3,010
Net Increase in Net Assets Resulting from Operations	$4,873

The accompanying notes are an integral part of these financial statements.

8

The Hartford Conservative Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$1,863	$2,447
Net realized gain on investments	13,403	16,934
Net unrealized depreciation of investments	(10,393)	(101)
Net Increase in Net Assets Resulting from Operations	4,873	19,280

Distributions to Shareholders:
From net investment income
Class A	(4,708)	(2,414)
Class B	(396)	(175)
Class C	(1,445)	(518)
Class I	(51)	(22)
Class R3	(273)	(104)
Class R4	(369)	(205)
Class R5	(109)	(79)
Total from net investment income	(7,351)	(3,517)
From net realized gain on investments
Class A	(3,331)	—
Class B	(346)	—
Class C	(1,182)	—
Class I	(30)	—
Class R3	(187)	—
Class R4	(283)	—
Class R5	(85)	—
Total from net realized gain on investments	(5,444)	—
Total distributions	(12,795)	(3,517)

Capital Share Transactions:
Class A	(14,537)	(6,564)
Class B	(5,764)	(5,026)
Class C	(3,615)	(148)
Class I	(36)	147
Class R3	1,153	1,732
Class R4	(6,185)	182
Class R5	(702)	(857)
Net decrease from capital share transactions	(29,686)	(10,534)
Net Increase (Decrease) in Net Assets	(37,608)	5,229

Net Assets:
Beginning of period	272,910	267,681
End of period	$235,302	$272,910
Undistributed (distribution in excess of) net investment income	$—	$108

The accompanying notes are an integral part of these financial statements.

9

The Hartford Conservative Allocation Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Conservative Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds (“Underlying Funds”) and may invest in unaffiliated money market funds, certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the

10

“Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

11

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from

12

net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$7,351	$3,517
Long-Term Capital Gains ‡	5,444	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$921
Undistributed Long-Term Capital Gain	6,221
Accumulated Capital Losses *	(447)
Unrealized Appreciation †	5,615
Total Accumulated Earnings	$12,310

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$5,380
Accumulated Net Realized Gain (Loss)	(5,380)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

13

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$447
Total	$447

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2013, the Fund utilized $211 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

14

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.35%	2.10%	2.10%	1.10%	1.60%	1.30%	1.00%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $510 and contingent deferred sales charges of $39 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated

15

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	4%

7.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$56,131
Sales Proceeds Excluding U.S. Government Obligations	91,805

16

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	2,522	713	(4,576)	(1,341)	3,016	218	(3,830)	(596)
Amount	$27,828	$7,843	$(50,208)	$(14,537)	$33,106	$2,344	$(42,014)	$(6,564)
Class B
Shares	67	65	(658)	(526)	103	15	(573)	(455)
Amount	$741	$713	$(7,218)	$(5,764)	$1,120	$162	$(6,308)	$(5,026)
Class C
Shares	914	223	(1,476)	(339)	1,071	45	(1,128)	(12)
Amount	$10,023	$2,452	$(16,090)	$(3,615)	$11,739	$474	$(12,361)	$(148)
Class I
Shares	90	7	(102)	(5)	64	2	(52)	14
Amount	$1,007	$76	$(1,119)	$(36)	$703	$19	$(575)	$147
Class R3
Shares	310	42	(248)	104	521	10	(368)	163
Amount	$3,434	$460	$(2,741)	$1,153	$5,683	$104	$(4,055)	$1,732
Class R4
Shares	125	59	(747)	(563)	659	19	(654)	24
Amount	$1,389	$651	$(8,225)	$(6,185)	$7,230	$205	$(7,253)	$182
Class R5
Shares	70	18	(152)	(64)	53	7	(138)	(78)
Amount	$777	$194	$(1,673)	$(702)	$581	$79	$(1,517)	$(857)
Total
Shares	4,098	1,127	(7,959)	(2,734)	5,487	316	(6,743)	(940)
Amount	$45,199	$12,389	$(87,274)	$(29,686)	$60,162	$3,387	$(74,083)	$(10,534)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	111	$ 1,225
For the Year Ended October 31, 2012	61	$ 676

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the

17

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

18

The Hartford Conservative Allocation Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2013
A	$11.35	$0.10	$0.15	$0.25	$(0.32)	$(0.23)	$(0.55)	$11.05	2.26%	$147,617	0.58%	0.58%	0.93%
B	11.33	0.03	0.13	0.16	(0.27)	(0.23)	(0.50)	10.99	1.42	11,240	1.40	1.40	0.27
C	11.32	0.02	0.15	0.17	(0.28)	(0.23)	(0.51)	10.98	1.51	53,554	1.32	1.32	0.17
I	11.34	0.12	0.16	0.28	(0.33)	(0.23)	(0.56)	11.06	2.60	1,397	0.30	0.30	1.13
R3	11.37	0.05	0.17	0.22	(0.30)	(0.23)	(0.53)	11.06	1.99	10,496	0.93	0.93	0.48
R4	11.33	0.12	0.13	0.25	(0.31)	(0.23)	(0.54)	11.04	2.29	7,620	0.62	0.62	1.08
R5	11.36	0.15	0.13	0.28	(0.33)	(0.23)	(0.56)	11.08	2.57	3,378	0.32	0.32	1.35

For the Year Ended October 31, 2012 (E)
A	$10.71	$0.12	$0.68	$0.80	$(0.16)	$–	$(0.16)	$11.35	7.55%	$166,842	0.58%	0.58%	1.13%
B	10.71	0.03	0.68	0.71	(0.09)	–	(0.09)	11.33	6.69	17,538	1.39	1.39	0.38
C	10.70	0.04	0.68	0.72	(0.10)	–	(0.10)	11.32	6.78	59,053	1.33	1.33	0.37
I	10.69	0.16	0.67	0.83	(0.18)	–	(0.18)	11.34	7.89	1,481	0.30	0.30	1.39
R3	10.74	0.08	0.68	0.76	(0.13)	–	(0.13)	11.37	7.18	9,608	0.93	0.93	0.62
R4	10.69	0.11	0.69	0.80	(0.16)	–	(0.16)	11.33	7.55	14,196	0.63	0.63	1.00
R5	10.71	0.15	0.68	0.83	(0.18)	–	(0.18)	11.36	7.86	4,192	0.33	0.33	1.43

For the Year Ended October 31, 2011 (E)
A	$10.55	$0.21	$0.22	$0.43	$(0.27)	$–	$(0.27)	$10.71	4.09%	$163,779	0.58%	0.58%	1.99%
B	10.55	0.13	0.21	0.34	(0.18)	–	(0.18)	10.71	3.24	21,454	1.37	1.37	1.20
C	10.54	0.13	0.22	0.35	(0.19)	–	(0.19)	10.70	3.32	55,946	1.32	1.32	1.23
I	10.54	0.23	0.22	0.45	(0.30)	–	(0.30)	10.69	4.29	1,248	0.30	0.30	2.16
R3	10.59	0.18	0.21	0.39	(0.24)	–	(0.24)	10.74	3.67	7,324	0.93	0.93	1.48
R4	10.54	0.21	0.20	0.41	(0.26)	–	(0.26)	10.69	3.95	13,142	0.62	0.62	1.93
R5	10.55	0.23	0.23	0.46	(0.30)	–	(0.30)	10.71	4.36	4,788	0.32	0.32	2.30

For the Year Ended October 31, 2010 (E)
A	$9.57	$0.23	$0.98	$1.21	$(0.23)	$–	$(0.23)	$10.55	12.74%	$163,353	0.58%	0.58%	2.26%
B	9.57	0.15	0.97	1.12	(0.14)	–	(0.14)	10.55	11.83	23,697	1.38	1.38	1.48
C	9.56	0.15	0.98	1.13	(0.15)	–	(0.15)	10.54	11.92	53,036	1.33	1.33	1.51
I	9.56	0.28	0.95	1.23	(0.25)	–	(0.25)	10.54	13.02	741	0.33	0.33	2.51
R3	9.61	0.18	1.00	1.18	(0.20)	–	(0.20)	10.59	12.41	3,357	0.94	0.93	1.75
R4	9.56	0.22	0.98	1.20	(0.22)	–	(0.22)	10.54	12.71	12,932	0.62	0.62	2.19
R5	9.57	0.25	0.98	1.23	(0.25)	–	(0.25)	10.55	13.02	6,107	0.32	0.32	2.51

See Portfolio Turnover information on the next page.

19

The Hartford Conservative Allocation Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2009
A	$8.30	$0.25	$1.28	$1.53	$(0.26)	$–	$(0.26)	$9.57	18.90%	$134,824	0.62%	0.62%	3.00%
B	8.30	0.19	1.27	1.46	(0.19)	–	(0.19)	9.57	18.01	24,438	1.46	1.38	2.26
C	8.29	0.19	1.27	1.46	(0.19)	–	(0.19)	9.56	18.04	46,279	1.39	1.38	2.28
I	8.29	0.26	1.29	1.55	(0.28)	–	(0.28)	9.56	19.19	908	0.36	0.36	3.17
R3	8.28	0.17	1.32	1.49	(0.16)	–	(0.16)	9.61	18.22	680	1.02	1.02	2.06
R4	8.29	0.25	1.27	1.52	(0.25)	–	(0.25)	9.56	18.89	8,078	0.66	0.66	2.94
R5	8.30	0.26	1.29	1.55	(0.28)	–	(0.28)	9.57	19.22	4,895	0.36	0.36	3.10

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Net investment income (loss) per share amounts have been calculated using the SEC method.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	22%
For the Year Ended October 31, 2012	83
For the Year Ended October 31, 2011	41
For the Year Ended October 31, 2010	28
For the Year Ended October 31, 2009	20	(A)

(A)	During the year ended October 31, 2009, The Hartford Conservative Allocation Fund incurred $0.2 million in sales of securities held associated with the transition of assets from The Hartford Retirement Income Fund, which merged into the Fund on February 20, 2009. These sales are excluded from the portfolio turnover rate calculation.

20

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Conservative Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Conservative Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

21

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

22

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

23

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Conservative Allocation Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

25

The Hartford Conservative Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$989.30	$2.95	$1,000.00	$1,022.24	$3.00	0.59%	184	365
Class B	$1,000.00	$985.70	$7.04	$1,000.00	$1,018.11	$7.16	1.41	184	365
Class C	$1,000.00	$986.50	$6.67	$1,000.00	$1,018.49	$6.78	1.33	184	365
Class I	$1,000.00	$991.00	$1.56	$1,000.00	$1,023.63	$1.59	0.31	184	365
Class R3	$1,000.00	$988.40	$4.68	$1,000.00	$1,020.50	$4.75	0.93	184	365
Class R4	$1,000.00	$990.10	$3.16	$1,000.00	$1,022.03	$3.21	0.63	184	365
Class R5	$1,000.00	$991.90	$1.65	$1,000.00	$1,023.55	$1.68	0.33	184	365

26

The Hartford Conservative Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Conservative Allocation Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

27

The Hartford Conservative Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management as sub-adviser in 2012. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

28

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative

29

The Hartford Conservative Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

The Hartford Conservative Allocation Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

31

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-CAL13 12/13 113967-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD DISCIPLINED EQUITY FUND 2013 Annual Report

The Hartford Disciplined Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Disciplined Equity Fund inception 04/30/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
Disciplined Equity A#	30.12%	15.93%	7.01%
Disciplined Equity A##	22.96%	14.63%	6.41%
Disciplined Equity B#	29.10%	15.14%	6.45%*
Disciplined Equity B##	24.10%	14.91%	6.45%*
Disciplined Equity C#	29.19%	15.05%	6.23%
Disciplined Equity C##	28.19%	15.05%	6.23%
Disciplined Equity R3#	29.88%	15.73%	7.04%
Disciplined Equity R4#	30.24%	16.00%	7.24%
Disciplined Equity R5#	30.68%	16.40%	7.48%
Disciplined Equity Y#	30.73%	16.47%	7.53%
S&P 500 Index	27.18%	15.17%	7.46%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Disciplined Equity Fund

Manager Discussion

October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Disciplined Equity Class A	1.35%	1.44%
Disciplined Equity Class B	2.10%	2.50%
Disciplined Equity Class C	2.09%	2.09%
Disciplined Equity Class R3	1.50%	1.70%
Disciplined Equity Class R4	1.20%	1.31%
Disciplined Equity Class R5	0.90%	1.01%
Disciplined Equity Class Y	0.85%	0.85%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Mammen Chally, CFA
Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Disciplined Equity Fund returned 30.12%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 27.18% for the same period. The Fund also outperformed the 26.25% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite clear signs of political dysfunction in Washington, U.S. equities surged during the period (+27%) and reached a new all-time high during October (as measured by the S&P 500 Index). From its closing low on March 9, 2009, the S&P 500 ended October 2013 up over 159%. There have been a few hiccups during the rally, including in August 2013, where U.S. stocks suffered their worst month of the year amid heightened geopolitical risks stemming from the widening conflict in Syria. In September, the Federal Open Market Committee’s decision to leave the pace of its monthly asset purchases unchanged at $85 billion surprised many investors and contributed to the burgeoning risk appetites among many market participants. This continued highly accommodative monetary policy, along with solid earnings results and an upward trending housing market, overshadowed the 16-day government shutdown and near breach of the U.S. debt ceiling. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Investors also cheered the nomination of Janet Yellen to become the next head of the U.S. Federal Reserve (Fed); she is widely viewed as more likely to maintain the Fed’s current monetary policy than outgoing chairman Ben Bernanke.

During the period, small cap equities (+36%) outperformed mid caps (+33%) and large caps (+27%) as represented by the Russell 2000, S&P 400 MidCap, and S&P 500 Indices, respectively. All ten sectors in the S&P 500 Index gained during the period, with Consumer Discretionary (+40%), Industrials (+36%), and Health Care (+35%) performing the best. Utilities (10%), Telecommunication Services (+13%), and Energy (+19%) lagged on a relative basis during the period.

The Fund’s favorable stock selection in the Health Care, Industrials, and Financials sectors contributed to relative performance. This was partially offset by weaker security selection in the Information Technology, Materials, and Telecommunication Services sectors. Overall sector allocation, a result of the bottom up stock selection process, contributed modestly to relative returns during the period, in part due to our overweight to Health Care and underweight to Telecommunication Services. The Fund’s modest cash position detracted from relative performance in an upward-trending market.

The top contributors to relative performance were Gilead Sciences (Health Care), Towers Watson (Industrials), and Actavis (Health Care). Shares of Gilead Sciences, a biopharmaceutical company, moved steadily higher during the period driven by growing sales of the firm’s antiviral franchise and continued momentum of the company’s pipeline oncology programs. Shares of Towers Watson, a U.S.-based professional services company, outperformed on the strength of its private health exchange Extend Health, which is already being used by 300 companies and is growing rapidly as a

3

The Hartford Disciplined Equity Fund

Manager Discussion – (continued)

October 31, 2013 (Unaudited)

result of the health care reform act. Shares of specialty pharmaceutical company Actavis performed well after management completed a merger with Warner-Chilcott, a move that investors viewed favorably. The market was also supportive of the company’s new strategic relationship and long-term supply agreement with distributor AmerisourceBergen. In addition, our position in Time Warner (Consumer Discretionary) was a top contributor to absolute performance.

The top detractors from relative performance were Teradata (Information Technology), Merck (Health Care), and Newmont Mining (Materials). Shares of Teradata, a provider of analytic data and business applications, underperformed after management pre-announced weaker-than-expected third quarter earnings, citing weakness in emerging markets. Shares of Merck, a U.S.-based health care company, fell during the period due to disappointing revenue, which was partially a result of adverse currency movements and weakness in diabetes drug sales in the U.S. Shares of Newmont Mining, a gold and copper exploration and production company, fell as some investors worried about a perceived unsustainable dividend policy due to declining production volumes, as well as the significant political opposition to the company’s Conga project in Peru. In addition, our position in Apple (Information Technology) was a top detractor from absolute performance.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

U.S. Federal government spending has been consolidating this year, and we expect the recent partial government shutdown will cut into fourth quarter activity. Still, we expect the U.S. economy should still be in the sweet spot of its expansion phase with stronger growth (albeit modest absolute growth), a lower fiscal deficit, but limited inflationary pressures. It has been five years since the global financial crisis, giving the U.S. credit system what we believe to be ample time for healing. The combination of a reduction in household debt and historic lows in interest rates has resulted in a reduction of household debt burdens that we believe usually mark the beginning of a consumer spending recovery. U.S. consumer spending seemed to soften over the last few months, and we expect it could continue to soften in the months ahead. In our opinion, this scenario is even more likely if the government budget and debt ceiling crisis resumes in early 2014. However, we are encouraged by strength in employment trends and cautiously optimistic that the consumer slowdown is a temporary phenomenon that could reverse in 2014.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight to the Health Care, Industrials, and Consumer Staples sectors, and most underweight in Energy, Financials, and Telecommunication Services relative to the S&P 500 Index, the Fund’s benchmark.

Diversification by Sector

as of October 31, 2013

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.4%
Consumer Staples	10.3
Energy	8.6
Financials	14.7
Health Care	17.7
Industrials	11.6
Information Technology	17.2
Materials	2.6
Services	1.4
Utilities	2.3
Total	98.8%
Short-Term Investments	0.8
Other Assets and Liabilities	0.4
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Disciplined Equity Fund

Schedule of Investments

October 31, 2013

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.8%
	Banks - 3.7%
23	PNC Financial Services Group, Inc.	$1,676
55	Wells Fargo & Co.	2,331
22	Zions Bancorporation	630
		4,637
	Capital Goods - 7.8%
20	AMETEK, Inc.	979
13	Boeing Co.	1,723
14	Dover Corp.	1,317
16	Eaton Corp. plc	1,100
18	Illinois Tool Works, Inc.	1,393
6	TransDigm Group, Inc.	821
22	United Technologies Corp.	2,372
		9,705
	Commercial and Professional Services - 3.2%
18	Equifax, Inc. ●	1,195
5	Quintiles Transnational Holdings ●	218
13	Towers Watson & Co.	1,529
15	Verisk Analytics, Inc. ●	1,026
		3,968
	Consumer Durables and Apparel - 1.3%
13	PVH Corp.	1,589

	Consumer Services - 1.4%
18	McDonald's Corp.	1,758

	Diversified Financials - 6.0%
13	Ameriprise Financial, Inc.	1,340
4	BlackRock, Inc.	1,245
36	Citigroup, Inc.	1,750
41	JP Morgan Chase & Co.	2,128
36	Morgan Stanley	1,031
		7,494
	Energy - 8.6%
16	Anadarko Petroleum Corp.	1,564
31	Chesapeake Energy Corp.	877
20	Chevron Corp.	2,416
28	Cobalt International Energy, Inc. ●	646
20	Exxon Mobil Corp.	1,824
19	Halliburton Co.	997
11	National Oilwell Varco, Inc.	874
22	Newfield Exploration Co. ●Θ	668
13	Phillips 66	808
		10,674
	Food and Staples Retailing - 4.1%
13	Costco Wholesale Corp.	1,557
29	CVS Caremark Corp. ●	1,783
30	Walgreen Co.	1,805
		5,145
	Food, Beverage and Tobacco - 5.6%
34	Altria Group, Inc.	1,267
16	Constellation Brands, Inc. Class A ●	1,059
24	Hillshire (The) Brands Co.	783
20	Monster Beverage Corp. ●	1,133
22	Philip Morris International, Inc.	1,980
38	WhiteWave Foods Co. Class A ●	762
		6,984
	Health Care Equipment and Services - 4.5%
14	Covidien plc	915
19	Envision Healthcare Holdings ●	550
10	McKesson Corp.	1,598
21	UnitedHealth Group, Inc.	1,458
13	Zimmer Holdings, Inc.	1,140
		5,661
	Household and Personal Products - 0.6%
52	Coty, Inc. ●	803

	Insurance - 4.3%
11	ACE Ltd.	1,036
28	American International Group, Inc. Θ	1,460
22	Aon plc	1,773
14	Prudential Financial, Inc.	1,104
		5,373
	Materials - 2.6%
21	Crown Holdings, Inc. ●	934
34	Dow Chemical Co.	1,322
5	Sherwin-Williams Co.	1,008
		3,264
	Media - 2.7%
31	Time Warner, Inc.	2,136
15	Viacom, Inc. Class B	1,208
		3,344
	Pharmaceuticals, Biotechnology and Life Sciences - 13.2%
10	Actavis plc ●	1,557
5	Biogen Idec, Inc. Θ	1,235
31	Bristol-Myers Squibb Co.	1,650
16	Cubist Pharmaceuticals, Inc. ●	988
28	Eli Lilly & Co.	1,402
33	Forest Laboratories, Inc. ●	1,536
37	Gilead Sciences, Inc. ●	2,654
54	Merck & Co., Inc.	2,426
44	Pfizer, Inc.	1,346
3	Regeneron Pharmaceuticals, Inc. ●Θ	978
9	Salix Pharmaceuticals Ltd. ●Θ	664
		16,436
	Real Estate - 0.7%
40	American Capital Agency Corp.	862

	Retailing - 7.0%
5	Amazon.com, Inc.	1,793
29	Dollar Tree, Inc. ●	1,670
41	Lowe's Co., Inc.	2,042
19	Ross Stores, Inc.	1,507
28	TJX Cos., Inc.	1,702
		8,714
	Software and Services - 12.7%
21	Accenture plc	1,525
21	Automatic Data Processing, Inc.	1,610
10	Cognizant Technology Solutions Corp. ●Θ	888
18	eBay, Inc. ●Θ	937
53	Genpact Ltd. ●	1,049
2	Google, Inc. ●	2,515
18	Intuit, Inc.	1,270
2	Mastercard, Inc.	1,406
57	Oracle Corp.	1,919
10	Teradata Corp. ●	453
21	VeriSign, Inc. ●	1,135

The accompanying notes are an integral part of these financial statements.

5

The Hartford Disciplined Equity Fund

Schedule of Investments – (continued)

October 31, 2013

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.8% - (continued)
	Software and Services - 12.7% - (continued)
32	Yahoo!, Inc. ●Θ		$1,064
			15,771
	Technology Hardware and Equipment - 4.5%
8	Apple, Inc. ●		3,933
72	Cisco Systems, Inc.		1,613
			5,546
	Telecommunication Services - 1.4%
48	AT&T, Inc.		1,727

	Transportation - 0.6%
32	Hertz Global Holdings, Inc. ●		736

	Utilities - 2.3%
24	American Electric Power Co., Inc.		1,107
10	NextEra Energy, Inc.		888
13	NRG Energy, Inc.		359
10	Pinnacle West Capital Corp.		544
			2,898

	Total common stocks
	(cost $87,529)		$123,089

	Total long-term investments
	(cost $87,529)		$123,089

SHORT-TERM INVESTMENTS - 0.8%
Repurchase Agreements - 0.8%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $82, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $83)
$82	0.10%, 10/31/2013		$82
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $28, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $29)
28	0.09%, 10/31/2013		28
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $131, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $133)
131	0.08%, 10/31/2013		131
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $371,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$378)
371	0.09%, 10/31/2013		371
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $149, collateralized by FHLMC
2.50% - 7.50%, 2026 - 2043, FNMA 3.00%
- 7.00%, 2026 - 2043, GNMA 2.67% -
	5.00%, 2024 - 2048, value of $152)
149	0.12%, 10/31/2013		149
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $88, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $90)
88	0.09%, 10/31/2013		88
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $155, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $159)
155	0.10%, 10/31/2013		155
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $1, collateralized by U.S. Treasury Note 0.63%, 2017, value of $1)
1	0.09%, 10/31/2013		1
			1,005
	Total short-term investments
	(cost $1,005)		$1,005

	Total investments
	(cost $88,534) ▲	99.6%	$124,094
	Other assets and liabilities	0.4%	538
	Total net assets	100.0%	$124,632

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $88,620 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$36,218
Unrealized Depreciation	(744)
Net Unrealized Appreciation	$35,474

●	Non-income producing.

Θ	At October 31, 2013, this security, or a portion of this security, is designated to cover written call options in the table below:

Written Call Options Outstanding at October 31, 2013

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
American International Group	Equity	$52.50	11/16/2013	25	$2	$1	$(1)
Biogen IDEC, Inc.	Equity	$270.00	11/16/2013	5	–	1	1
Cognizant Technology Solutions	Equity	$85.00	11/16/2013	16	6	5	(1)
eBay, Inc.	Equity	$60.00	11/16/2013	21	–	1	1
Newfield Exploration	Equity	$31.00	11/16/2013	41	4	3	(1)
Regeneron Pharmaceutical	Equity	$350.00	11/16/2013	4	–	1	1
Salix Pharmaceuticals	Equity	$80.00	11/16/2013	17	1	2	1
Yahoo!, Inc.	Equity	$39.00	11/16/2013	35	–	2	2
					$13	$16	$3

*	The number of contracts does not omit 000's. Number of contracts shown in U.S. dollars unless otherwise noted.

Written Put Option Contracts Outstanding at October 31, 2013

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Activis, Inc.	Equity	$125.00	11/16/2013	8	$–	$1	$1
Anadarko Pete Corp.	Equity	$85.00	11/16/2013	12	1	2	1
Apple, Inc.	Equity	$430.00	11/16/2013	2	–	1	1
Cubist Pharmaceuticals, Inc.	Equity	$50.00	11/16/2013	19	–	1	1
Monster Beverage Corp.	Equity	$50.00	11/16/2013	20	–	4	4
Morgan Stanley	Equity	$24.00	11/16/2013	44	–	1	1
Prudential Financial, Inc.	Equity	$70.00	11/16/2013	15	–	1	1
					$1	$11	$10

*	The number of contracts does not omit 000's. Number of contracts shown in U.S. dollars unless otherwise noted.

Cash of $516 was pledged as collateral for open written put option contracts at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Disciplined Equity Fund

Schedule of Investments – (continued)

October 31, 2013

(000’s Omitted)

Futures Contracts Outstanding at October 31, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	7	12/20/2013	$588	$613	$25

*	The number of contracts does not omit 000's.

Cash of $29 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2013.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

8

The Hartford Disciplined Equity Fund

Investment Valuation Hierarchy Level Summary

October 31, 2013

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$123,089	$123,089	$–	$–
Short-Term Investments	1,005	–	1,005	–
Total	$124,094	$123,089	$1,005	$–
Futures *	25	25	–	–
Written Options *	16	16	–	–
Total	$41	$41	$–	$–
Liabilities:
Written Options *	3	3	–	–
Total	$3	$3	$–	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Disciplined Equity Fund

Statement of Assets and Liabilities

October 31, 2013

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $88,534)	$124,094
Cash	546	*†
Receivables:
Fund shares sold	61
Dividends and interest	100
Other assets	49
Total assets	124,850
Liabilities:
Payables:
Fund shares redeemed	130
Investment management fees	18
Administrative fees	—
Distribution fees	8
Variation margin on financial derivative instruments	3
Accrued expenses	45
Written options (proceeds $27)	14
Total liabilities	218
Net assets	$124,632
Summary of Net Assets:
Capital stock and paid-in-capital	$112,722
Undistributed net investment income	337
Accumulated net realized loss	(24,025)
Unrealized appreciation of investments	35,598
Net assets	$124,632

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$18.77/$19.86
Shares outstanding	5,494
Net assets	$103,104
Class B: Net asset value per share	$17.66
Shares outstanding	140
Net assets	$2,480
Class C: Net asset value per share	$17.59
Shares outstanding	871
Net assets	$15,324
Class R3: Net asset value per share	$19.14
Shares outstanding	17
Net assets	$330
Class R4: Net asset value per share	$19.20
Shares outstanding	64
Net assets	$1,227
Class R5: Net asset value per share	$19.38
Shares outstanding	11
Net assets	$204
Class Y: Net asset value per share	$19.44
Shares outstanding	101
Net assets	$1,963

*	Cash of $516 was designated to cover open put options written at October 31, 2013.
†	Cash of $29 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Disciplined Equity Fund

Statement of Operations

For the Year Ended October 31, 2013

(000’s Omitted)

Investment Income:
Dividends	$2,263
Interest	1
Total investment income	2,264

Expenses:
Investment management fees	835
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	250
Class B	16
Class C	26
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	231
Class B	26
Class C	134
Class R3	1
Class R4	2
Custodian fees	4
Accounting services fees	18
Registration and filing fees	81
Board of Directors' fees	4
Audit fees	12
Other expenses	29
Total expenses (before waivers and fees paid indirectly)	1,671
Expense waivers	(55)
Transfer agent fee waivers	(8)
Commission recapture	(1)
Custodian fee offset	—
Total waivers and fees paid indirectly	(64)
Total expenses, net	1,607
Net Investment Income	657
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	6,721
Net realized gain on futures	43
Net realized gain on written options	63
Net Realized Gain on Investments and Other Financial Instruments	6,827
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	21,721
Net unrealized appreciation of futures	25
Net unrealized appreciation of written options	7
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	21,753
Net Gain on Investments and Other Financial Instruments	28,580
Net Increase in Net Assets Resulting from Operations	$29,237

The accompanying notes are an integral part of these financial statements.

11

The Hartford Disciplined Equity Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$657	$1,104
Net realized gain on investments and other financial instruments	6,827	23,248
Net unrealized appreciation (depreciation) of investments and other financial instruments	21,753	(7,562)
Net Increase in Net Assets Resulting from Operations	29,237	16,790
Distributions to Shareholders:
From net investment income
Class A	(851)	(200)
Class B	(4)	—
Class C	(38)	—
Class R3	(2)	(1)
Class R4	(2)	—
Class R5	(2)	(1)
Class Y	(20)	(598)
Total distributions	(919)	(800)
Capital Share Transactions:
Class A	(3,903)	(7,859)
Class B	(952)	(1,708)
Class C	15	(848)
Class R3	53	17
Class R4	852	13
Class R5	15	10
Class Y	(88)	(73,727)
Net decrease from capital share transactions	(4,008)	(84,102)
Net Increase (Decrease) in Net Assets	24,310	(68,112)
Net Assets:
Beginning of period	100,322	168,434
End of period	$124,632	$100,322
Undistributed (distribution in excess of) net investment income	$337	$744

The accompanying notes are an integral part of these financial statements.

12

The Hartford Disciplined Equity Fund

Notes to Financial Statements

October 31, 2013

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Disciplined Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio

13

The Hartford Disciplined Equity Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the

14

valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

15

The Hartford Disciplined Equity Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and

16

changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2013.

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of October 31, 2013. The Fund, as shown on the Schedule of Investments, had outstanding written options contracts as of October 31, 2013. Transactions involving written options contracts during the year ended October 31, 2013, are summarized below:

17

The Hartford Disciplined Equity Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

Options Contract Activity During the Year Ended October 31, 2013:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	102	$5
Written	1,121	75
Expired	(556)	(41)
Closed	(343)	(16)
Exercised	(160)	(7)
End of period	164	$16

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	98	$7
Written	1,407	90
Expired	(1,129)	(56)
Closed	(256)	(30)
Exercised	—	—
End of period	120	$11

*	The number of contracts does not omit 000's.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Variation margin payable *	$—	$—	$—	$3	$—	$—	$3
Written options, market value	—	—	—	14	—	—	14
Total	$—	$—	$—	$17	$—	$—	$17

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $25 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$43	$—	$—	$43
Net realized gain on written options	—	—	—	63	—	—	63
Total	$—	$—	$—	$106	$—	$—	$106

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$—	$—	$—	$25	$—	$—	$25
Net change in unrealized appreciation of written options	—	—	—	7	—	—	7
Total	$—	$—	$—	$32	$—	$—	$32

18

5.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$919	$800

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$337
Accumulated Capital Losses *	(23,914)
Unrealized Appreciation †	35,487
Total Accumulated Earnings	$11,910

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

19

The Hartford Disciplined Equity Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(145)
Accumulated Net Realized Gain (Loss)	145

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$23,914
Total	$23,914

During the year ended October 31, 2013, the Fund utilized $6,872 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager

20

has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.013%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.50%	1.20%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund

21

The Hartford Disciplined Equity Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.35%
Class B	2.10
Class C	2.04
Class R3	1.50
Class R4	1.20
Class R5	0.90
Class Y	0.85

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $178 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

22

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	47%
Class R4	14
Class R5	82
Class Y	9

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$30,248
Sales Proceeds Excluding U.S. Government Obligations	34,992

23

The Hartford Disciplined Equity Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	723	56	(1,017)	(238)	747	16	(1,331)	(568)
Amount	$11,909	$840	$(16,652)	$(3,903)	$10,145	$196	$(18,200)	$(7,859)
Class B
Shares	17	—	(79)	(62)	35	—	(166)	(131)
Amount	$255	$4	$(1,211)	$(952)	$464	$—	$(2,172)	$(1,708)
Class C
Shares	139	2	(142)	(1)	189	—	(249)	(60)
Amount	$2,130	$36	$(2,151)	$15	$2,359	$—	$(3,207)	$(848)
Class R3
Shares	3	—	—	3	4	—	(3)	1
Amount	$56	$2	$(5)	$53	$50	$1	$(34)	$17
Class R4
Shares	77	—	(24)	53	1	—	—	1
Amount	$1,271	$2	$(421)	$852	$13	$—	$—	$13
Class R5
Shares	1	—	—	1	1	—	—	1
Amount	$13	$2	$—	$15	$11	$1	$(2)	$10
Class Y
Shares	21	1	(27)	(5)	1,434	46	(6,853)	(5,373)
Amount	$329	$20	$(437)	$(88)	$19,671	$598	$(93,996)	$(73,727)
Total
Shares	981	59	(1,289)	(249)	2,411	62	(8,602)	(6,129)
Amount	$15,963	$906	$(20,877)	$(4,008)	$32,713	$796	$(117,611)	$(84,102)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	35	$ 564
For the Year Ended October 31, 2012	56	$ 785

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

24

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

25

The Hartford Disciplined Equity Fund

Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$14.57	$0.11	$4.24	$4.35	$(0.15)	$–	$(0.15)	$18.77	30.12%	$103,104	1.40%	1.35%	0.68%
B	13.70	(0.01)	3.99	3.98	(0.02)	–	(0.02)	17.66	29.10	2,480	2.50	2.10	(0.04)
C	13.66	–	3.98	3.98	(0.05)	–	(0.05)	17.59	29.19	15,324	2.07	2.04	(0.01)
R3	14.86	0.09	4.32	4.41	(0.13)	–	(0.13)	19.14	29.88	330	1.69	1.50	0.51
R4	14.91	0.12	4.34	4.46	(0.17)	–	(0.17)	19.20	30.24	1,227	1.29	1.20	0.69
R5	15.04	0.19	4.37	4.56	(0.22)	–	(0.22)	19.38	30.68	204	1.00	0.90	1.12
Y	15.05	0.20	4.38	4.58	(0.19)	–	(0.19)	19.44	30.73	1,963	0.88	0.85	1.19

For the Year Ended October 31, 2012
A	$12.77	$0.09	$1.74	$1.83	$(0.03)	$–	$(0.03)	$14.57	14.39%	$83,534	1.44%	1.35%	0.69%
B	12.07	(0.01)	1.64	1.63	–	–	–	13.70	13.50	2,761	2.50	2.10	(0.08)
C	12.03	(0.01)	1.64	1.63	–	–	–	13.66	13.55	11,913	2.09	2.09	(0.06)
R3	13.05	0.08	1.77	1.85	(0.04)	–	(0.04)	14.86	14.22	209	1.70	1.50	0.53
R4	13.07	0.12	1.78	1.90	(0.06)	–	(0.06)	14.91	14.57	167	1.31	1.20	0.85
R5	13.18	0.16	1.79	1.95	(0.09)	–	(0.09)	15.04	14.93	144	1.01	0.90	1.14
Y	13.20	0.15	1.80	1.95	(0.10)	–	(0.10)	15.05	14.90	1,594	0.85	0.85	1.04

For the Year Ended October 31, 2011
A	$11.90	$0.07	$0.82	$0.89	$(0.02)	$–	$(0.02)	$12.77	7.50%	$80,470	1.44%	1.35%	0.51%
B	11.32	(0.03)	0.79	0.76	(0.01)	–	(0.01)	12.07	6.69	4,020	2.42	2.10	(0.21)
C	11.28	(0.03)	0.79	0.76	(0.01)	–	(0.01)	12.03	6.72	11,221	2.10	2.09	(0.23)
R3	12.18	0.04	0.85	0.89	(0.02)	–	(0.02)	13.05	7.30	165	1.65	1.50	0.34
R4	12.16	0.08	0.86	0.94	(0.03)	–	(0.03)	13.07	7.70	134	1.28	1.20	0.64
R5	12.24	0.13	0.84	0.97	(0.03)	–	(0.03)	13.18	7.94	117	0.96	0.90	0.96
Y	12.25	0.13	0.85	0.98	(0.03)	–	(0.03)	13.20	8.03	72,307	0.86	0.85	0.98

For the Year Ended October 31, 2010
A	$10.44	$0.08	$1.58	$1.66	$(0.20)	$–	$(0.20)	$11.90	16.00%	$81,949	1.47%	1.35%	0.71%
B	9.89	–	1.50	1.50	(0.07)	–	(0.07)	11.32	15.18	5,770	2.46	2.10	(0.04)
C	9.84	–	1.49	1.49	(0.05)	–	(0.05)	11.28	15.18	11,519	2.12	2.10	(0.04)
R3	10.71	0.05	1.63	1.68	(0.21)	–	(0.21)	12.18	15.77	113	1.66	1.55	0.47
R4	10.68	0.09	1.61	1.70	(0.22)	–	(0.22)	12.16	16.01	105	1.25	1.23	0.82
R5	10.75	0.12	1.65	1.77	(0.28)	–	(0.28)	12.24	16.55	105	0.95	0.92	1.09
Y	10.76	0.14	1.64	1.78	(0.29)	–	(0.29)	12.25	16.63	45,376	0.85	0.85	1.21

See Portfolio Turnover information on the next page.

26

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009
A	$9.31	$0.12	$1.06	$1.18	$(0.05)	$–	$(0.05)	$10.44	12.82%	$85,080	1.58%	1.17%	1.27%
B	8.80	0.08	1.01	1.09	–	–	–	9.89	12.39	8,165	2.65	1.60	0.86
C	8.80	0.04	1.00	1.04	–	–	–	9.84	11.82	12,025	2.22	2.03	0.41
R3	9.56	0.09	1.11	1.20	(0.05)	–	(0.05)	10.71	12.65	20	2.04	1.38	0.98
R4	9.60	0.10	1.09	1.19	(0.11)	–	(0.11)	10.68	12.65	55	1.29	1.29	1.09
R5	9.62	0.14	1.10	1.24	(0.11)	–	(0.11)	10.75	13.12	8	0.95	0.95	1.47
Y	9.64	0.15	1.09	1.24	(0.12)	–	(0.12)	10.76	13.13	62,100	0.86	0.86	1.57

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	28%
For the Year Ended October 31, 2012	46
For the Year Ended October 31, 2011	56
For the Year Ended October 31, 2010	41
For the Year Ended October 31, 2009	59

27

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Disciplined Equity Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Disciplined Equity Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

28

The Hartford Disciplined Equity Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

29

The Hartford Disciplined Equity Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

30

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Disciplined Equity Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

32

The Hartford Disciplined Equity Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,136.20	$7.27	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class B	$1,000.00	$1,132.10	$11.29	$1,000.00	$1,014.61	$10.67	2.10	184	365
Class C	$1,000.00	$1,131.90	$10.88	$1,000.00	$1,015.00	$10.29	2.03	184	365
Class R3	$1,000.00	$1,135.20	$8.08	$1,000.00	$1,017.64	$7.63	1.50	184	365
Class R4	$1,000.00	$1,136.80	$6.47	$1,000.00	$1,019.15	$6.11	1.20	184	365
Class R5	$1,000.00	$1,138.70	$4.86	$1,000.00	$1,020.67	$4.59	0.90	184	365
Class Y	$1,000.00	$1,138.80	$4.59	$1,000.00	$1,020.92	$4.33	0.85	184	365

33

The Hartford Disciplined Equity Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Disciplined Equity Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 1st quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

35

The Hartford Disciplined Equity Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

36

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

The Hartford Disciplined Equity Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

38

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-DE13 12/13 113968-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD DIVERSIFIED INTERNATIONAL FUND 2013 Annual Report

The Hartford Diversified International Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Diversified International Fund inception 06/30/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 10/31/08 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Diversified International A#	21.43%	12.07%	0.73%
Diversified International A##	14.75%	10.81%	-0.33%
Diversified International B#	20.63%	11.28%	0.03%
Diversified International B##	15.63%	11.02%	-0.15%
Diversified International C#	20.64%	11.25%	0.01%
Diversified International C##	19.64%	11.25%	0.01%
Diversified International I#	21.90%	12.51%	1.13%
Diversified International R3#	21.22%	11.80%	0.50%
Diversified International R4#	21.62%	12.14%	0.79%
Diversified International R5#	22.02%	12.45%	1.08%
Diversified International Y#	21.93%	12.52%	1.14%
MSCI All Country World ex USA Index	20.80%	12.99%	2.19%

▲	Inception: 06/30/2008
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Diversified International Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Diversified International Class A	1.45%	2.11%
Diversified International Class B	2.20%	2.80%
Diversified International Class C	2.20%	2.83%
Diversified International Class I	1.20%	1.69%
Diversified International Class R3	1.65%	2.39%
Diversified International Class R4	1.35%	2.08%
Diversified International Class R5	1.05%	1.77%
Diversified International Class Y	1.00%	1.67%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Kent M. Stahl, CFA	Jean-Marc Berteaux	Gregg R. Thomas, CFA*	James H. Shakin, CFA*
Senior Vice President and Director of Investments and Risk Management	Senior Vice President and Equity Portfolio Manager	Vice President and Director, Risk Management	Senior Vice President and Portfolio Manager

Tara Connolly Stilwell, CFA*
Vice President and Equity Portfolio Manager

*Appointed as a Portfolio Manager for the Fund as of June 28, 2013.

How did the Fund perform?

The Class A shares of The Hartford Diversified International Fund returned 21.43%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the MSCI All Country World ex USA Index, which returned 20.80%, for the same period. The Fund underperformed the 22.11% average return of the Lipper International Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. Additionally, investors were emboldened by European Central Bank President Mario Draghi’s statement that the bank will keep interest rates “at present or lower levels for an extended period.” In Japan, stocks soared amid the Bank of Japan’s aggressive spending program, aimed at reversing deflation and fueling economic growth. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

Nine out of ten sectors within the MSCI All Country World ex USA Index posted positive returns for the period. The Consumer Discretionary (+39%), Health Care (+27%), and Telecommunication Services (+27%) sectors posted the largest gains while the Materials (-2%), Energy (+6%), and Utilities (+13%) sectors lagged on a relative basis.

Security selection was the primary driver of relative outperformance versus the benchmark during the period. Stock selection was strongest within the Industrials, Materials, and Information Technology sectors. This was partially offset by weaker selection in the Consumer Staples, Health Care, and Consumer Discretionary sectors. Overall, sector allocation, which is driven by our bottom-up stock selection, also contributed to benchmark-relative returns. The benefit of being overweight in the Consumer Discretionary sector and underweight in the lagging Materials and Energy sectors was partially offset by underweights to both the Financials and Telecommunication Services sectors. A modest cash position also detracted in a rising market.

Top contributors to relative performance during the period included Methanex (Materials), Copa Holdings (Industrials), and Royal Dutch Shell (Energy). Shares of Methanex, a Canada-based supplier of methanol, rose due to increasing methanol prices and improving visibility on earnings growth with the relocation of two production facilities from Chile to

3

The Hartford Diversified International Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

Geismar in the U.S. Shares of Copa Holdings, a Panama-based airline, gained during the period after the company reported better-than-expected earnings. Shares of Royal Dutch Shell, a global independent oil and gas company, fell as the company reported weak results, particularly in upstream operations. Our underweight position in this benchmark component during the period helped benchmark-relative performance. MUFG (Financials) also contributed to absolute performance.

The largest detractors from relative performance were Fresnillo (Materials), BR Properties (Financials), and AirAsia (Industrials). Shares of Fresnillo, a Mexican-based silver and gold mining company, fell during the period as investors were concerned about the downward pressure on gold prices; additionally analyst downgrades negatively impacted the stock price. Shares of BR Properties, the largest commercial office property in Latin America based in Brazil, declined as the market became concerned about political instability and social unrest in Brazil. The stock of AirAsia, the largest low cost airline in Asia, underperformed as the company's earnings came in below expectations due to rising oil prices and geopolitical concerns. Perusahaan Perkebuna (Consumer Staples) also detracted from absolute performance.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Economic activity is responding positively to the monetary stimulus in the developed world. We expect Europe and Japan will be returning to growth next year and we have a positive outlook for the U.S. economy based on our expectation for stronger growth, a lower fiscal deficit, but limited inflationary pressures. In our view the long-awaited European recovery is here, but the European Central Bank will have to provide more help to the struggling Euro Area banking system to make this expansion a lasting one.

The Fund ended the period most overweight to the Industrials, Consumer Discretionary, and Information Technology sectors and most underweight to the Financials, Energy, and Telecommunication Services sectors relative to its benchmark. On a regional basis, the Fund was most overweight in Europe ex the UK and most underweight in North America.

Diversification by Sector
as of October 31, 2013

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.6%
Consumer Staples	7.6
Energy	3.7
Financials	16.6
Health Care	8.4
Industrials	21.3
Information Technology	11.1
Materials	6.7
Services	2.4
Utilities	2.1
Total	96.5%
Short-Term Investments	3.7
Other Assets and Liabilities	(0.2)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Diversified International Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.9%
	Argentina - 0.3%
1	Banco Macro S.A. ●	$33
2	Grupo Financiero Galicia S.A.	18
1	Telecom Argentina S.A. ADR ●	17
1	YPF Sociedad Anonima ADR	31
		99
	Australia - 1.6%
58	Alumina Ltd.	57
7	Domino's Pizza Enterprises Ltd.	100
4	Energy Resources of Australia Ltd. ●	5
3	Karoon Gas Australia Ltd. ●	14
54	Qantas Airways Ltd. ●	64
4	Seek Ltd.	51
12	Tox Free Solutions Ltd.	38
37	Transpacific Industries Group Ltd. ●	40
9	Westfield Group REIT	93
2	WorleyParsons Ltd.	33
		495
	Austria - 0.1%
1	Zumbotel AG	27

	Belgium - 1.9%
1	Ageas	53
11	Agfa Gevaert N.V. ●	25
4	Anheuser-Busch InBev N.V.	368
—	Delhaize-Le Lion S.A.	20
—	RTL Group S.A.	37
2	UCB S.A.	104
		607
	Brazil - 1.6%
3	Banco Santander Brasil S.A. ‡	22
5	Braskem S.A. ●	48
4	EZ Tec Empreendimentos e Participacoes S.A.	51
4	Fibria Celulose S.A. ADR ●	57
4	Gerdau S.A. ADR	35
4	HRT Participacoes em Petroleo S.A. ●	1
7	Hypermarcas S.A.	59
4	Itau Unibanco Banco Multiplo S.A. ADR	55
2	Kroton Educacional S.A.	27
2	Linx S.A.	42
2	Petroleo Brasileiro S.A. ADR	32
8	Usinas Siderurgicas De Minas Gerais S.A. ●	42
2	Valid Solucoes S.A.	23
		494
	Canada - 2.1%
2	Canadian National Railway Co.	184
2	EnCana Corp.	34
4	Methanex Corp.	214
2	Northern Dynasty Minerals Ltd. ●	2
2	Painted Pony Petroleum Ltd. ●	14
14	Trican Well Service Ltd.	202
4	Uranium Participation Corp. ●	17
		667
	Chile - 0.1%
17	Vina Concha Y Tora S.A. ‡	32

	China - 5.4%
40	Air China Ltd.	27
40	AMVIG Holdings Ltd.	19
85	BBMG Corp.	61
50	China Overseas Grand Oceans Group Ltd.	60
20	China Pacific Insurance Co., Ltd.	72
80	Dongfeng Motor Group Co., Ltd.	113
13	ENN Energy Holdings Ltd.	79
324	Greatview Aseptic Packaging Co., Ltd.	204
123	Guangdong Investment Ltd.	106
255	Huabao International Holdings Ltd.	112
108	Intime Retail Group Co., Ltd.	128
287	Maoye International Holdings	55
2	NetEase, Inc. ADR	135
5	New Oriental Education & Technology Group, Inc. ADR	128
28	New World Department Store China	16
1	NQ Mobile, Inc. ADR ●	17
65	PetroChina Co., Ltd.	74
70	Sinotrans Ltd.	17
4	Sinovac Biotech Ltd. ●	20
7	WuXi PharmaTech Cayman, Inc. ●	197
24	Zhuzhou CSR Times Electric	86
		1,726
	Colombia - 0.5%
7	Almacenes Exito S.A.	111
8	Cementos Argos S.A.	45
		156
	Denmark - 1.4%
14	DSV A/S	424
2	H. Lundbeck A/S	33
		457
	Finland - 0.4%
1	Kone Oyj Class B	128

	France - 13.3%
2	Accor S.A.	102
8	Air France	84
1	Air Liquide	175
1	Alten Ltd.	24
1	AtoS	87
9	AXA S.A.	216
2	BNP Paribas	151
3	Bureau Veritas S.A.	82
3	Capital Gemini S.A.	169
2	Cie Generale d'Optique Essilor International S.A.	228
—	Ciments Francais S.A.	26
1	Compagnie De Saint-Gobain	70
1	Dassault Systemes S.A.	72
1	Devoteam S.A.	11
6	Edenred	195
2	GDF Suez	51
2	GFI Informatique S.A.	12
1	Groupe FNAC S.A. ●	18
2	Groupe Steria SCA	33
1	Lagardere S.C.A.	46
3	Legrand S.A.	188
1	Metropole Television S.A.	23
2	Orange S.A.	29
1	Pernod-Ricard S.A.	170
3	Peugeot S.A.	45
—	Renault S.A.	43

The accompanying notes are an integral part of these financial statements.

5

The Hartford Diversified International Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.9% - (continued)
	France - 13.3% - (continued)
3	Rexel S.A.	$71
—	S.p.A.Group S.A.	15
5	Safran S.A.	340
1	Saft Groupe S.A.	19
4	Sanofi-Aventis S.A.	403
2	Schneider Electric S.A.	145
2	Societe Generale Class A	135
1	Thales S.A.	53
2	Total S.A.	103
1	Unibail Rodamco REIT	147
1	Valeo S.A.	125
4	Vallourec S.A.	209
1	Vivendi S.A.	29
—	Zodiac Aerospace	76
		4,220
	Germany - 4.3%
1	Adidas AG	100
—	Allianz SE	47
—	Bertrandt AG	38
1	Brenntag AG	228
2	Deutsche Lufthansa AG	35
1	E.On SE	27
1	Elmos Semiconductor AG	12
1	ElringKlinger AG	43
1	Gerry Weber International AG	27
1	Hugo Boss AG	71
21	Infineon Technologies AG	199
2	Kontron AG	14
1	Lanxess	94
1	MTU Aero Engines Holdings AG	130
1	Norma Group SE	38
—	Pfeiffer Vacuum Technology AG	35
1	Rheinmetall AG	34
1	RWE AG	28
1	Salzgitter AG	31
6	Tom Tailor Holding AG ●	131
		1,362
	Hong Kong - 4.6%
12	AAC Technologies Holdings, Inc.	51
68	AIA Group Ltd.	344
6	ASM Pacific Technology Ltd.	61
42	Baoxin Automotive Group Ltd.	43
36	Cathay Pacific Airways Ltd.	71
80	China High Precision Automation Group Ltd. ⌂†	10
104	China Lesso Group Holdings Ltd.	67
16	China Resources Gas Group LT	41
58	China State Construction International Holdings Ltd.	98
12	Clear Media Ltd.	9
3	Dah Sing Financial Group	17
13	Hysan Development Co., Ltd.	61
33	Kingboard Laminates Holdings	14
11	Lifestyle International Holdings Ltd.	23
1	Lifestyle Properties Development Ltd. ●	—
38	MGM China Holdings Ltd.	131
58	Pacific Basin Ship	42
10	Samsonite International S.A.	28
26	Shanghai Industrial Holdings Ltd.	86
75	Skyworth Digital Holdings Ltd.	36
21	Techtronic Industries Co., Ltd.	51
63	Towngas China Co., Ltd.	62
15	Wynn Macau Ltd.	56
113	Xingda International Holdings	68
		1,470
	India - 0.2%
11	Allahabad Bank Ltd.	16
4	Canara Bank Ltd.	15
2	Corp. Bank	10
36	Manappuram Finance Ltd.	9
2	Oil India Ltd.	16
		66
	Indonesia - 0.5%
357	Bumi Serpong Damai PT	50
52	Matahari Department Store Tbk ●	56
129	PT XL Axiata Tbk	51
		157
	Ireland - 0.2%
12	AER Lingus Group plc	22
2	CRH plc	44
1	Grafton Group plc	11
		77
	Israel - 0.5%
2	Orbotech Ltd. ●	20
4	Teva Pharmaceutical Industries Ltd. ADR	139
		159
	Italy - 3.2%
2	Ansaldo STS S.p.A.	17
8	Assicurazioni Generali S.p.A.	183
2	Banca Popolare dell'Emilia Tomagna Scrl	19
2	Buzzi Unicem S.p.A.	42
1	DiaSorin S.p.A.	44
2	Eni S.p.A.	59
2	Finmeccanica S.p.A.	11
8	Geox S.p.A.	21
52	Intesa Sanpaolo S.p.A.	130
15	Mediaset S.p.A.	76
5	Salvatore Ferragamo Italia S.p.A.	187
5	Saras S.p.A. ●	6
12	Snam S.p.A.	64
16	Unicredit S.p.A.	120
4	Unione di Banche Italiane S.p.A	25
		1,004
	Japan - 18.9%
—	Adastria Holdings Co Ltd	12
1	AEON Delight Co., Ltd.	16
5	AEON Mall Co., Ltd.	142
2	Aisin Seiki Co., Ltd.	85
1	Alpha Systems, Inc.	8
2	Alpine Electronics, Inc.	27
5	Bridgestone Corp.	186
1	Canon, Inc.	41
1	Cawachi Ltd.	19
2	Chubu Steel Plate Co., Ltd.	10
3	Daiichi Sankyo Co., Ltd.	52
2	Dai-Ichi Seiko Co., Ltd.	25
5	Dainippon Screen Manufacturing Co., Ltd.	29
2	Dentsu, Inc.	91

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.9% - (continued)
	Japan - 18.9% - (continued)
—	Don Quijote Co.	$32
1	Doshisha Co., Ltd.	16
1	DTS Corp.	15
5	Eighteenth (The) Bank Ltd.	11
1	Eisai Co., Ltd.	35
1	En-Japan, Inc.	11
3	Exedy Corp.	89
2	Fuji Machine Manufacturing Co.	22
3	Fuji Photo Film Co., Ltd.	63
2	Fujimi, Inc.	26
13	Fujitsu Ltd.	56
2	Funai Electric Co., Ltd.	23
2	Futaba Corp.	28
1	Gendai Agency, Inc. ●	6
4	Higashi-Nippon Bank Ltd.	9
2	Hisaka Works Ltd.	18
2	Hitachi Chemical Co., Ltd.	29
9	Hitachi Metals Ltd.	119
2	Honeys Co., Ltd.	24
4	Hosiden Corp.	20
8	Inpex Corp.	88
14	Isuzu Motors Ltd.	88
3	Itochu Techno-Solutions Corp.	104
2	Japan Digital Laboratory Co., Ltd.	19
8	Japan Tobacco, Inc.	288
16	JX Holdings, Inc.	79
4	KDDI Corp.	234
2	Keihin Corp.	28
2	K's Holdings Corp.	62
2	Kyocera Corp.	110
10	Makino Milling Machine Co.	65
2	Melco Holdings, Inc.	21
2	Mimasu Semiconductor Industry Co., Ltd.	18
8	Minebea Co., Ltd.	46
1	Miraial Co., Ltd.	16
9	Mitsubishi Electric Corp.	99
47	Mitsubishi UFJ Financial Group, Inc.	302
16	Mitsubishi UFJ Lease & Finance Co., Ltd.	92
9	Mitsui Chemicals, Inc.	24
3	Mitsumi Electric Co., Ltd.	18
1	mixi, Inc.	16
6	Net One Systems Co., Ltd.	43
—	Nintendo Co., Ltd.	34
3	Nippon Telegraph & Telephone Corp.	157
2	Nishimatsuya Chain Co., Ltd.	15
13	Nissan Motor Co., Ltd.	129
2	Nok Corp.	32
13	Nomura Holdings, Inc.	93
1	NSD Co., Ltd.	16
3	OBIC Co., Ltd.	108
5	Oita Bank Ltd.	18
2	Ono Pharmaceutical Co., Ltd. ☼	185
1	Otsuka Corp.	75
—	Pal Co., Ltd.	9
1	Pola Orbis Holdings, Inc.	34
1	Proto Corp.	16
8	Rakuten, Inc.	108
1	Rohm Co., Ltd.	37
1	Roland Corp.	16
1	Sega Sammy Holdings, Inc.	25
4	Shin-Etsu Polymer Co., Ltd.	13
2	Shinkawa Ltd.	16
2	Shinko Electric Industries Co., Ltd.	15
6	Shionogi & Co., Ltd.	125
3	Stanley Electric Co., Ltd.	60
1	Star Micronics Co., Ltd.	13
5	Sumisho Computer Systems Corp.	119
7	Sumitomo Bakelite Co., Ltd.	25
3	Sumitomo Mitsui Financial Group, Inc.	154
1	Suzuken Co., Ltd.	32
18	T&D Holdings, Inc.	212
3	Tachi-S Co., Ltd.	41
46	Taiheyo Cement Corp.	195
4	Tochigi (The) Bank Ltd.	15
1	Tokai Rika Co., Ltd.	19
3	Tokai Rubber Industries Ltd.	23
4	Tokio Marine Holdings, Inc.	121
1	Tokyo Electron Ltd.	49
3	Tokyo Ohka Kogyo Co., Ltd.	73
1	Tokyo Seimitsu Co., Ltd.	23
3	Toyo Suisan Kaisha Ltd.	105
1	Toyota Boshoku Corp.	14
2	Toyota Industries Corp.	104
1	Tri-Stage, Inc.	6
2	Ushio, Inc.	28
1	XEBIO Co., Ltd.	19
4	Yamanashi (The) Chuo Bank Ltd.	17
1	Zuken, Inc.	7
		6,005
	Malaysia - 0.9%
239	AirAsia Berhad	203
25	Malaysia Airports Holdings BHD	66
		269
	Mexico - 1.7%
18	Alfa S.A.B. de C.V.	48
5	Cemex S.A.B. de C.V. ADR ●	57
1	Controladora Vuela Cia De Aviacion ●	14
19	Corporacion Inmobiliaria Vesta S. de RL de C.V.	36
22	Credito Real S.A. de C.V. ●	35
24	Empresas ICA, S.A.B. de C.V. ●	46
22	Fibra Uno Administracion S.A. REIT	68
—	Fomento Economico Mexicano S.A.B. de C.V. ADR	26
—	Grupo Aeroportuario del Sureste S.A.B. de C.V.	52
10	Grupo Financiero Banorte S.A.B. de C.V.	63
14	Infraestructura Energetica Nova, S.A.B. de C.V. ●	57
16	OHL Mexico S.A.B. de C.V. ●	40
		542
	Netherlands - 2.0%
1	ASML Holding N.V.	89
2	Delta Lloyd N.V.	40
3	Heineken N.V.	212
4	ING Groep N.V. ●	52
2	Koninklijke Philips N.V.	57
3	NXP Semiconductors N.V. ●	107

The accompanying notes are an integral part of these financial statements.

7

The Hartford Diversified International Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.9% - (continued)
	Netherlands - 2.0% - (continued)
2	USG People N.V.	$31
1	Wolters Kluwer N.V.	30
		618
	Norway - 0.6%
2	Algeta ASA ●	70
9	Orkla ASA	74
5	Storebrand ASA	34
		178
	Panama - 0.6%
1	Copa Holdings S.A. Class A	204

	Peru - 0.1%
9	Alicorp S.A.	29

	Philippines - 0.4%
36	BDO Unibank, Inc.	67
767	Megaworld Corp.	68
		135
	Portugal - 0.4%
11	Banco Espirito Santo S.A. ●	14
5	Galp Energia SGPS S.A.	80
2	Jeronimo Martins	43
		137
	Singapore - 0.5%
58	Ascott Residence Trust REIT	61
73	Biosensors International Group Ltd.	56
20	First Resources Ltd.	31
		148
	South Africa - 0.5%
36	Life Healthcare Group Holdings Pte Ltd.	145
9	Raubex Group Ltd.	22
		167
	South Korea - 4.0%
—	Amorepacific Corp.	59
4	CJ Hellovision Co., Ltd. ●	64
1	Coway Co., Ltd.	65
3	Daum Communications Corp.	231
1	Doosan Corp.	78
1	GS Holdings Corp.	58
2	Hana Financial Holdings	94
3	Hyundai Development Co.	77
1	Hyundai Home Shopping Network Corp.	178
—	Hyundai Mobis Co., Ltd.	61
2	Interojo Co., Ltd.	31
1	KB Financial Group, Inc.	29
1	Korea Telecom Corp.	24
1	Mando Corp.	81
—	Samsung Electronics Co., Ltd.	131
—	Shinhan Financial Group Co., Ltd.	19
		1,280
	Spain - 0.6%
2	Almirall S.A.	32
5	Banco Popular Espanol	26
8	Telefonica S.A.	142
		200
	Sweden - 3.5%
7	Alfa Laval Ab	159
6	Assa Abloy Ab	282
6	Atlas Copco Ab	166
2	Axis Communications Ab	55
7	Electrolux AB Series B	185
10	SKF AB Class B	275
		1,122
	Switzerland - 5.5%
1	Adecco S.A.	59
—	Belimon Holding AG	39
2	Compagnie Financiere Richemont S.A.	168
—	Geberit AG	133
—	Givaudan	88
—	Inficon Holdings AG	23
7	Julius Baer Group Ltd.	332
—	LEM Holdings S.A.	16
—	Lindt & Spruengli AG	25
2	Micronas Semiconductor Holding AG	19
2	Roche Holding AG	433
—	SGS S.A.	75
—	Swatch Group AG	99
—	Swiss Re Ltd.	36
1	Tecan Group AG	56
8	UBS AG	150
		1,751
	Taiwan - 1.6%
3	Asustek Computer, Inc.	23
12	Catcher Technology Co., Ltd.	70
29	Compal Electronics, Inc.	22
35	Synnex Technology International Corp.	56
65	Taiwan Semiconductor Manufacturing Co., Ltd.	241
82	WPG Holdings Co., Ltd.	100
		512
	Thailand - 0.8%
100	Amata Corp. Public Co., Ltd.	55
328	AP Thailand plc	57
31	PTT Chemical Public Co., Ltd. ●	78
19	Total Access Communication Public Co., Ltd.	70
		260
	United Kingdom - 10.9%
8	Arm Holdings plc	124
9	Ashtead Group plc	96
4	AstraZeneca plc	227
3	Babcock International Group plc	71
9	Barclays Bank plc ADR	38
7	BG Group plc	142
17	BP plc	132
5	British American Tobacco plc	280
8	Burberry Group plc	199
13	Capita plc	204
2	Catlin Group Ltd.	15
8	Compass Group plc	121
2	Croda International plc	84
10	Diageo Capital plc	322
5	Halma plc	43
13	Hays plc ‡	27
6	Home Retail Group	20
5	HSBC Holdings plc	58
1	Intertek Group plc	80
3	Jardine Lloyd Thompson Group plc	51
15	Kingfisher plc	92

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 95.9% - (continued)
	United Kingdom - 10.9% - (continued)
71	Lloyds Banking Group plc ●		$88
4	Lonmin plc		22
3	Mothercare plc		18
13	National Grid plc		167
8	Prudential plc		160
2	Reckitt Benckiser Group plc		161
1	Renishaw plc		36
8	SIG plc		27
3	Spectris plc		118
2	Spirax-Sarco Engineering plc		83
5	Thomas Cook Group plc		12
2	Victrex plc		40
3	WH Smith plc		44
1	Whitbread plc		52
			3,454
	United States - 0.2%
2	Home Inns & Hotels Management, Inc. ●		54

	Total common stocks
	(cost $26,391)		$30,468

PREFERRED STOCKS - 0.3%
	Germany - 0.3%
2	ProSieben Sat.1 Media AG		$96

	Total preferred stocks
	(cost $82)		$96

EXCHANGE TRADED FUNDS - 0.3%
	United States - 0.3%
2	iShares MSCI EAFE ETF		$102

	Total exchange traded funds
	(cost $97)		$102

	Total long-term investments (cost $26,570)		$30,666

SHORT-TERM INVESTMENTS - 3.7%
	Repurchase Agreements - 3.7%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $95, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $97)
$95	0.10%, 10/31/2013		$95
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $33, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $33)
33	0.09%, 10/31/2013		33
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $152, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $155)
152	0.08%, 10/31/2013		152
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $431,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$440)
431	0.09%, 10/31/2013		431
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $174, collateralized by FHLMC
2.50% - 7.50%, 2026 - 2043, FNMA 3.00%
- 7.00%, 2026 - 2043, GNMA 2.67% -
	5.00%, 2024 - 2048, value of $178)
174	0.12%, 10/31/2013		174
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $103, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $105)
103	0.09%, 10/31/2013		103
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $181, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $185)
181	0.10%, 10/31/2013		181
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $1, collateralized by U.S. Treasury Note 0.63%, 2017, value of $1)
1	0.09%, 10/31/2013		1
			1,170
	Total short-term investments
	(cost $1,170)		$1,170

	Total investments
	(cost $27,740) ▲	100.2%	$31,836
	Other assets and liabilities	(0.2)%	(71)
	Total net assets	100.0%	$31,765

The accompanying notes are an integral part of these financial statements.

9

The Hartford Diversified International Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $28,071 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,485
Unrealized Depreciation	(720)
Net Unrealized Appreciation	$3,765

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value of these securities was $10, which rounds to zero percent of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $80 at October 31, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2011 - 10/2011	80	China High Precision Automation Group Ltd.	$31

At October 31, 2013, the aggregate value of these securities was $10, which rounds to zero percent of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BRL	Buy	11/01/2013	JPM	$32	$31	$(1)
CHF	Buy	11/01/2013	BOA	46	46	–
CHF	Buy	11/04/2013	CSFB	42	42	–
EUR	Sell	11/05/2013	BOA	14	14	–
EUR	Sell	11/01/2013	CBK	26	26	–
EUR	Sell	11/04/2013	CBK	9	9	–
EUR	Sell	11/01/2013	DEUT	49	48	1
GBP	Buy	11/05/2013	BOA	29	29	–
HKD	Sell	11/04/2013	JPM	28	28	–
JPY	Buy	11/05/2013	JPM	42	42	–
JPY	Buy	11/06/2013	UBS	38	38	–
JPY	Sell	01/10/2014	BCLY	59	60	(1)
JPY	Sell	11/20/2013	DEUT	73	74	(1)
JPY	Sell	02/14/2014	SSG	79	78	1
MXN	Buy	11/01/2013	DEUT	7	7	–
SEK	Buy	11/01/2013	CBK	4	4	–
SGD	Buy	11/05/2013	UBS	31	31	–
						$(1)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican New Peso
SEK	Swedish Krona
SGD	Singapore Dollar

Index Abbreviations:
EAFE	Europe, Australasia and Far East

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

11

The Hartford Diversified International Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Argentina	$99	$99	$–	$–
Australia	495	–	495	–
Austria	27	–	27	–
Belgium	607	62	545	–
Brazil	494	494	–	–
Canada	667	667	–	–
Chile	32	32	–	–
China	1,726	513	1,213	–
Colombia	156	156	–	–
Denmark	457	33	424	–
Finland	128	–	128	–
France	4,220	248	3,972	–
Germany	1,362	131	1,231	–
Hong Kong	1,470	32	1,428	10
India	66	16	50	–
Indonesia	157	–	157	–
Ireland	77	22	55	–
Israel	159	159	–	–
Italy	1,004	–	1,004	–
Japan	6,005	22	5,983	–
Malaysia	269	66	203	–
Mexico	542	542	–	–
Netherlands	618	107	511	–
Norway	178	70	108	–
Panama	204	204	–	–
Peru	29	29	–	–
Philippines	135	–	135	–
Portugal	137	–	137	–
Singapore	148	–	148	–
South Africa	167	–	167	–
South Korea	1,280	59	1,221	–
Spain	200	–	200	–
Sweden	1,122	55	1,067	–
Switzerland	1,751	80	1,671	–
Taiwan	512	–	512	–
Thailand	260	–	260	–
United Kingdom	3,454	–	3,454	–
United States	54	54	–	–
Total	30,468	3,952	26,506	10
Exchange Traded Funds	102	102	–	–
Preferred Stocks	96	–	96	–
Short-Term Investments	1,170	–	1,170	–
Total	$31,836	$4,054	$27,772	$10
Foreign Currency Contracts*	2	–	2	–
Total	$2	$–	$2	$–
Liabilities:
Foreign Currency Contracts*	3	–	3	–
Total	$3	$–	$3	$–

♦	For the year ended October 31, 2013, investments valued at $199 were transferred from Level 1 to Level 2, and investments valued at $326 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

12

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2013
Assets:
Common Stocks	$12	$—	$(2	)†	$—	$—	$—	$—	$—	$10
Total	$12	$—	$(2)		$—	$—	$—	$—	$—	$10

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1) Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

2) Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3) Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $(2).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Diversified International Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $27,740)	$31,836
Cash	1
Foreign currency on deposit with custodian (cost $2)	2
Unrealized appreciation on foreign currency contracts	2
Receivables:
Investment securities sold	129
Fund shares sold	37
Dividends and interest	70
Other assets	38
Total assets	32,115
Liabilities:
Unrealized depreciation on foreign currency contracts	3
Payables:
Investment securities purchased	310
Fund shares redeemed	12
Investment management fees	5
Administrative fees	—
Distribution fees	2
Accrued expenses	18
Total liabilities	350
Net assets	$31,765
Summary of Net Assets:
Capital stock and paid-in-capital	$29,560
Undistributed net investment income	185
Accumulated net realized loss	(2,076)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	4,096
Net assets	$31,765

Shares authorized	525,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.91/$10.49
Shares outstanding	1,246
Net assets	$12,351
Class B: Net asset value per share	$9.84
Shares outstanding	143
Net assets	$1,404
Class C: Net asset value per share	$9.81
Shares outstanding	256
Net assets	$2,514
Class I: Net asset value per share	$9.97
Shares outstanding	147
Net assets	$1,467
Class R3: Net asset value per share	$9.91
Shares outstanding	124
Net assets	$1,225
Class R4: Net asset value per share	$9.94
Shares outstanding	113
Net assets	$1,122
Class R5: Net asset value per share	$9.97
Shares outstanding	106
Net assets	$1,059
Class Y: Net asset value per share	$9.97
Shares outstanding	1,066
Net assets	$10,623

The accompanying notes are an integral part of these financial statements.

14

The Hartford Diversified International Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$782
Interest	1
Less: Foreign tax withheld	(76)
Total investment income	707

Expenses:
Investment management fees	250
Administrative services fees
Class R3	2
Class R4	1
Class R5	1
Transfer agent fees
Class A	17
Class B	1
Class C	3
Class I	—
Class R3	—
Class R4	—
Class Y	—
Distribution fees
Class A	26
Class B	13
Class C	21
Class R3	6
Class R4	3
Custodian fees	21
Accounting services fees	6
Registration and filing fees	101
Board of Directors' fees	2
Audit fees	29
Other expenses	15
Total expenses (before waivers and fees paid indirectly)	518
Expense waivers	(148)
Commission recapture	—
Custodian fee offset	—
Total waivers and fees paid indirectly	(148)
Total expenses, net	370
Net Investment Income	337
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	1,894
Net realized gain on foreign currency contracts	47
Net realized gain on other foreign currency transactions	2
Net Realized Gain on Investments and Foreign Currency Transactions	1,943
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	3,082
Net unrealized depreciation of foreign currency contracts	(6)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	3,075
Net Gain on Investments and Foreign Currency Transactions	5,018
Net Increase in Net Assets Resulting from Operations	$5,355

The accompanying notes are an integral part of these financial statements.

15

The Hartford Diversified International Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$337	$310
Net realized gain (loss) on investments and foreign currency transactions	1,943	(581)
Net unrealized appreciation of investments and foreign currency transactions	3,075	1,378
Net Increase in Net Assets Resulting from Operations	5,355	1,107
Distributions to Shareholders:
From net investment income
Class A	(158)	(58)
Class B	(13)	—
Class C	(22)	—
Class I	(26)	(11)
Class R3	(17)	(4)
Class R4	(18)	(7)
Class R5	(20)	(9)
Class Y	(202)	(96)
Total distributions	(476)	(185)
Capital Share Transactions:
Class A	2,156	(53)
Class B	69	(73)
Class C	395	172
Class I	116	137
Class R3	68	35
Class R4	17	29
Class R5	20	9
Class Y	202	96
Net increase from capital share transactions	3,043	352
Net Increase in Net Assets	7,922	1,274
Net Assets:
Beginning of period	23,843	22,569
End of period	$31,765	$23,843
Undistributed (distribution in excess of) net investment income	$185	$283

The accompanying notes are an integral part of these financial statements.

16

The Hartford Diversified International Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Diversified International Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

17

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant

18

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

19

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

20

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

21

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$2	$—	$—	$—	$—	$2
Total	$—	$2	$—	$—	$—	$—	$2

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$47	$—	$—	$—	$—	$47
Total	$—	$47	$—	$—	$—	$—	$47

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(6)	$—	$—	$—	$—	$(6)
Total	$—	$(6)	$—	$—	$—	$—	$(6)

5.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

22

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$476	$185

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$274
Accumulated Capital Losses *	(1,834)
Unrealized Appreciation †	3,765
Total Accumulated Earnings	$2,205

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$41
Accumulated Net Realized Gain (Loss)	(41)

23

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

During the year ended October 31, 2013, the Fund utilized $418 of prior year short term capital loss carryforwards and $48 of prior year long term capital loss carryforwards.

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2017	$1,834
Total	$1,834

During the year ended October 31, 2013, the Fund utilized $1,154 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

24

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $4.5 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

25

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.41%
Class B	2.11
Class C	2.15
Class I	1.03
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	1.00

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $52 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

26

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	34%
Class B	71
Class C	40
Class I	73
Class R3	84
Class R4	93
Class R5	100
Class Y	100

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases for U.S. Government Obligations	$30,747
Sales Proceeds for U.S. Government Obligations	28,360

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	365	18	(147)	236	167	8	(184)	(9)
Amount	$3,316	$157	$(1,317)	$2,156	$1,333	$58	$(1,444)	$(53)
Class B
Shares	14	1	(7)	8	6	—	(15)	(9)
Amount	$125	$13	$(69)	$69	$42	$—	$(115)	$(73)
Class C
Shares	60	2	(19)	43	39	—	(17)	22
Amount	$543	$22	$(170)	$395	$303	$—	$(131)	$172
Class I
Shares	20	3	(10)	13	18	2	(3)	17
Amount	$178	$26	$(88)	$116	$148	$11	$(22)	$137
Class R3
Shares	7	2	(1)	8	4	—	—	4
Amount	$61	$17	$(10)	$68	$31	$4	$—	$35
Class R4
Shares	3	2	(3)	2	6	1	(3)	4
Amount	$24	$18	$(25)	$17	$45	$7	$(23)	$29
Class R5
Shares	—	2	—	2	—	1	—	1
Amount	$—	$20	$—	$20	$—	$9	$—	$9
Class Y
Shares	—	24	—	24	1	13	(1)	13
Amount	$—	$202	$—	$202	$4	$96	$(4)	$96
Total
Shares	469	54	(187)	336	241	25	(223)	43
Amount	$4,247	$475	$(1,679)	$3,043	$1,906	$185	$(1,739)	$352

27

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	3	$27
For the Year Ended October 31, 2012	2	$16

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

28

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

16.	Subsequent Events:

The Board of Directors at their November 6-7, 2013 meeting approved renaming The Hartford Diversified International Fund to Hartford International Capital Appreciation Fund. The renaming will go effective on or about March 1, 2014.

29

The Hartford Diversified International Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(C)	Ratio of Expenses to Average Net Assets After Adjustments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$8.31	$0.10	$1.66	$1.76	$(0.16)	$–	$(0.16)	$9.91	21.43%	$12,351	1.95%	1.41%	1.12%
B	8.25	0.04	1.65	1.69	(0.10)	–	(0.10)	9.84	20.63	1,404	2.64	2.11	0.44
C	8.23	0.04	1.64	1.68	(0.10)	–	(0.10)	9.81	20.64	2,514	2.68	2.15	0.39
I	8.36	0.14	1.66	1.80	(0.19)	–	(0.19)	9.97	21.90	1,467	1.56	1.03	1.50
R3	8.31	0.08	1.66	1.74	(0.14)	–	(0.14)	9.91	21.22	1,225	2.25	1.65	0.91
R4	8.33	0.11	1.67	1.78	(0.17)	–	(0.17)	9.94	21.62	1,122	1.94	1.35	1.21
R5	8.35	0.14	1.67	1.81	(0.19)	–	(0.19)	9.97	22.02	1,059	1.63	1.05	1.50
Y	8.36	0.14	1.66	1.80	(0.19)	–	(0.19)	9.97	21.93	10,623	1.53	1.00	1.55

For the Year Ended October 31, 2012
A	$7.98	$0.10	$0.29	$0.39	$(0.06)	$–	$(0.06)	$8.31	4.94%	$8,397	2.11%	1.44%	1.26%
B	7.92	0.04	0.29	0.33	–	–	–	8.25	4.17	1,111	2.80	2.13	0.57
C	7.90	0.04	0.29	0.33	–	–	–	8.23	4.18	1,753	2.83	2.16	0.53
I	8.03	0.13	0.29	0.42	(0.09)	–	(0.09)	8.36	5.39	1,119	1.69	1.02	1.67
R3	7.98	0.08	0.29	0.37	(0.04)	–	(0.04)	8.31	4.68	963	2.39	1.65	1.05
R4	8.00	0.11	0.28	0.39	(0.06)	–	(0.06)	8.33	5.02	924	2.08	1.35	1.34
R5	8.03	0.13	0.28	0.41	(0.09)	–	(0.09)	8.35	5.23	868	1.77	1.05	1.64
Y	8.03	0.14	0.28	0.42	(0.09)	–	(0.09)	8.36	5.42	8,708	1.67	1.00	1.69

For the Year Ended October 31, 2011
A	$8.46	$0.07	$(0.48)	$(0.41)	$(0.07)	$–	$(0.07)	$7.98	(4.87)%	$8,137	2.01%	1.41%	0.84%
B	8.39	0.01	(0.47)	(0.46)	(0.01)	–	(0.01)	7.92	(5.47)	1,141	2.72	2.12	0.14
C	8.39	0.01	(0.48)	(0.47)	(0.02)	–	(0.02)	7.90	(5.67)	1,513	2.75	2.15	0.13
I	8.50	0.11	(0.48)	(0.37)	(0.10)	–	(0.10)	8.03	(4.43)	941	1.61	1.01	1.26
R3	8.46	0.05	(0.48)	(0.43)	(0.05)	–	(0.05)	7.98	(5.10)	890	2.31	1.65	0.60
R4	8.48	0.08	(0.49)	(0.41)	(0.07)	–	(0.07)	8.00	(4.87)	859	2.01	1.35	0.91
R5	8.49	0.10	(0.47)	(0.37)	(0.09)	–	(0.09)	8.03	(4.40)	824	1.70	1.05	1.21
Y	8.50	0.11	(0.48)	(0.37)	(0.10)	–	(0.10)	8.03	(4.44)	8,264	1.60	1.00	1.26

See Portfolio Turnover information on the next page.

30

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(C)	Ratio of Expenses to Average Net Assets After Adjustments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010
A	$7.35	$0.05	$1.14	$1.19	$(0.08)	$–	$(0.08)	$8.46	16.31%	$8,005	2.29%	1.58%	0.58%
B	7.31	(0.01)	1.13	1.12	(0.04)	–	(0.04)	8.39	15.36	1,177	3.01	2.32	(0.18)
C	7.31	(0.01)	1.13	1.12	(0.04)	–	(0.04)	8.39	15.43	1,452	3.05	2.33	(0.20)
I	7.38	0.07	1.15	1.22	(0.10)	–	(0.10)	8.50	16.69	880	1.90	1.21	0.90
R3	7.35	0.02	1.15	1.17	(0.06)	–	(0.06)	8.46	16.02	906	2.59	1.81	0.30
R4	7.36	0.04	1.16	1.20	(0.08)	–	(0.08)	8.48	16.38	877	2.29	1.55	0.57
R5	7.37	0.06	1.15	1.21	(0.09)	–	(0.09)	8.49	16.61	863	1.99	1.28	0.83
Y	7.38	0.07	1.15	1.22	(0.10)	–	(0.10)	8.50	16.69	8,650	1.89	1.20	0.92

For the Year Ended October 31, 2009
A	$5.88	$0.06	$1.43	$1.49	$(0.02)	$–	$(0.02)	$7.35	25.40%	$8,740	3.10%	1.65%	0.99%
B	5.87	0.02	1.42	1.44	–	–	–	7.31	24.53	989	3.80	2.40	0.34
C	5.87	0.02	1.42	1.44	–	–	–	7.31	24.53	1,127	3.80	2.40	0.36
I	5.89	0.10	1.41	1.51	(0.02)	–	(0.02)	7.38	25.84	755	2.70	1.30	1.55
R3	5.87	0.06	1.42	1.48	–	–	–	7.35	25.26	735	3.39	1.90	0.96
R4	5.88	0.07	1.42	1.49	(0.01)	–	(0.01)	7.36	25.43	745	3.09	1.65	1.20
R5	5.88	0.09	1.42	1.51	(0.02)	–	(0.02)	7.37	25.81	740	2.80	1.40	1.46
Y	5.89	0.10	1.42	1.52	(0.03)	–	(0.03)	7.38	25.86	7,408	2.70	1.30	1.55

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	106%
For the Year Ended October 31, 2012	85
For the Year Ended October 31, 2011	89
For the Year Ended October 31, 2010	155
For the Year Ended October 31, 2009	161

31

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Diversified International Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Diversified International Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

32

The Hartford Diversified International Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

33

The Hartford Diversified International Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

34

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

The Hartford Diversified International Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

36

The Hartford Diversified International Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,066.70	$7.35	$1,000.00	$1,018.09	$7.18	1.41%	184	365
Class B	$1,000.00	$1,063.80	$10.98	$1,000.00	$1,014.57	$10.72	2.11	184	365
Class C	$1,000.00	$1,062.80	$11.18	$1,000.00	$1,014.36	$10.92	2.15	184	365
Class I	$1,000.00	$1,069.70	$5.40	$1,000.00	$1,019.98	$5.27	1.04	184	365
Class R3	$1,000.00	$1,065.60	$8.59	$1,000.00	$1,016.88	$8.39	1.65	184	365
Class R4	$1,000.00	$1,067.70	$7.04	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R5	$1,000.00	$1,069.70	$5.48	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class Y	$1,000.00	$1,069.70	$5.22	$1,000.00	$1,020.16	$5.09	1.00	184	365

37

The Hartford Diversified International Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Diversified International Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds,

38

semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods. The Board noted recent changes to the Fund’s portfolio management team and principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

39

The Hartford Diversified International Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

40

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

41

The Hartford Diversified International Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

42

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-DI13 12/13 113969-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND 2013 Annual Report

The Hartford Dividend and Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Dividend and Growth Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview 10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
Dividend & Growth A#	25.17%	13.84%	8.25%
Dividend & Growth A##	18.28%	12.56%	7.64%
Dividend & Growth B#	24.08%	12.86%	7.51%*
Dividend & Growth B##	19.08%	12.62%	7.51%*
Dividend & Growth C#	24.26%	13.02%	7.46%
Dividend & Growth C##	23.26%	13.02%	7.46%
Dividend & Growth I#	25.48%	14.16%	8.47%
Dividend & Growth R3#	24.79%	13.52%	8.17%
Dividend & Growth R4#	25.21%	13.89%	8.42%
Dividend & Growth R5#	25.57%	14.24%	8.64%
Dividend & Growth Y#	25.68%	14.35%	8.72%
Russell 1000 Value Index	28.29%	14.06%	7.81%
S&P 500 Index	27.18%	15.17%	7.46%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Dividend and Growth Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Dividend & Growth Class A	1.08%	1.08%
Dividend & Growth Class B	1.95%	2.02%
Dividend & Growth Class C	1.82%	1.82%
Dividend & Growth Class I	0.81%	0.81%
Dividend & Growth Class R3	1.35%	1.36%
Dividend & Growth Class R4	1.05%	1.05%
Dividend & Growth Class R5	0.75%	0.75%
Dividend & Growth Class Y	0.65%	0.65%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Edward P. Bousa, CFA	Donald J. Kilbride	Matthew G. Baker
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Dividend and Growth Fund returned 25.17%, before sales charge, for the twelve-month period ended October 31, 2013, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 27.18% for the same period. The Fund outperformed the 22.67% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite clear signs of political dysfunction in Washington, U.S. equities surged during the period (+27%) and reached a new all-time high during October (as measured by the S&P 500 Index). From its closing low on March 9, 2009, the S&P 500 ended October 2013 up over 159%. There have been a few hiccups during the rally, including in August 2013, where U.S. stocks suffered their worst month of the year amid heightened geopolitical risks stemming from the widening conflict in Syria. In September, the Federal Open Market Committee’s decision to leave the pace of its monthly asset purchases unchanged at $85 billion surprised many investors and contributed to the burgeoning risk appetites among many market participants. This continued highly accommodative monetary policy, along with solid earnings results and an upward trending housing market, overshadowed the 16-day government shutdown and near breach of the U.S. debt ceiling. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Investors also cheered the nomination of Janet Yellen to become the next head of the U.S. Federal Reserve (Fed); she is widely viewed as more likely to maintain the Fed’s current monetary policy than outgoing chairman Ben Bernanke.

Overall equity market performance was positive for the period across all market capitalizations: large cap equities (+27%), mid caps (+33%), and small caps (+36%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 Indices, respectively. During the twelve-month period all ten sectors within the S&P 500 Index posted positive returns, led by Consumer Discretionary (+40%), Industrials (+36%), and Health Care (+34%). Utilities (+10%), Telecommunication Services (+13%), and Energy (+19%) lagged on a relative basis.

The Fund’s underperformance relative to the S&P 500 was primarily due to weak stock selection in the Health Care, Energy, and Materials sectors, which was partially offset by strong stock selection in the Financials, Industrials, and Information Technology sectors. Sector allocation, a residual of bottom-up stock selection, contributed to relative underperformance during the period due in part to our underweight to Consumer Discretionary and our overweight to Utilities. A modest cash position detracted from relative results in an upward-trending market.

The Fund’s top detractors from benchmark-relative performance included Barrick Gold (Materials), Merck (Health Care), and Google (Information Technology). Shares of Barrick Gold, a Canada-based gold exploration and mining company, fell as investors feared that rising costs, primarily higher costs to extract gold, would continue to cause Barrick’s incremental returns to be challenged. Downward pressure on gold prices due to the strong dollar also weighed on the stock; we eliminated our position during the period. During the

3

The Hartford Dividend and Growth Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

period, shares of Merck, a global pharmaceutical company, underperformed after the company announced a delay of odanacatib (treatment for osteoporosis and bone metastasis) and disappointing third quarter revenue, in part due to adverse currency movements and weakness in diabetes drug sales in the U.S.. Shares of Google, a U.S.-based leading internet search provider, rose after the company announced a new streaming-music subscription service and solid earnings as Google continued to execute on its growth drivers (YouTube, Android, etc). Not owning the stock weighed on relative performance during the period. Top absolute detractors also included EnCana (Energy) and JC Penney (Consumer Discretionary).

The Fund’s top contributors to benchmark-relative performance during the period were Apple (Information Technology), Delta Air Lines (Industrials), and Ameriprise Financial (Financials). Shares of Apple, a designer, manufacturer, and retailer of a range of interconnected computing devices and personal electronic products, underperformed as the company had mixed results during the period. Apple missed revenue expectations and issued disappointing earnings guidance early in the period, and posted strong earnings due to robust iPhone sales and promising growth in China later in the period. Our underweight position in the stock contributed to relative performance during the period. Shares of Delta Air Lines, a leading U.S. airline, rose as its March quarter was profitable for the first time in 13 years. Shares of Ameriprise Financial, a diversified financial services company, outperformed after the company posted strong quarterly earnings that exceeded consensus expectations. Wells Fargo (Financials), Time Warner (Consumer Discretionary), and JP Morgan Chase (Financials) were also top contributors to absolute results during the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We continue to expect a moderately growing global economy. We are encouraged by the recent data out of Europe, which we believe suggests that perhaps Europe has stabilized. The U.S. economy continues to improve in our view, albeit at moderate growth rates. We believe continued momentum in housing and auto sales, and sustained growth in the oil shale industry, should benefit the U.S. economy. The U.S. equity market has reached fair value but not overvaluation, in our opinion. That said, we don’t see as much upside in the market as we have over the past couple of years.

At the end of the period, the Fund’s largest overweights were to Financials, Health Care, and Industrials, while the Fund remained underweight in Consumer Discretionary, Information Technology, and Consumer Staples, relative to the benchmark.

Diversification by Sector
as of October 31, 2013
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	8.5%
Consumer Staples	7.1
Energy	10.6
Financials	19.7
Health Care	16.0
Industrials	12.7
Information Technology	14.3
Materials	1.9
Services	2.6
Utilities	3.5
Total	96.9%
Short-Term Investments	3.3
Other Assets and Liabilities	(0.2)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Dividend and Growth Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.9%
	Automobiles and Components - 1.2%
5,179	Ford Motor Co.	$88,604

	Banks - 6.7%
1,869	PNC Financial Services Group, Inc.	137,400
1,444	US Bancorp	53,954
7,419	Wells Fargo & Co.	316,728
		508,082
	Capital Goods - 7.6%
435	Boeing Co.	56,794
738	Deere & Co.	60,378
872	Eaton Corp. plc	61,504
521	Emerson Electric Co.	34,901
118	General Dynamics Corp.	10,249
4,356	General Electric Co.	113,853
886	Honeywell International, Inc.	76,872
873	Raytheon Co.	71,933
457	Siemens AG ADR	58,488
1,095	Textron, Inc.	31,532
		576,504
	Commercial and Professional Services - 0.9%
1,099	Equifax, Inc. ●	71,044

	Consumer Services - 0.1%
120	Starwood Hotels & Resorts, Inc.	8,857

	Diversified Financials - 7.0%
889	Ameriprise Financial, Inc.	89,377
2,789	Bank of America Corp.	38,934
340	BlackRock, Inc.	102,134
1,508	Citigroup, Inc.	73,536
3,834	JP Morgan Chase & Co.	197,591
1,008	Morgan Stanley	28,958
		530,530
	Energy - 10.6%
1,273	Anadarko Petroleum Corp.	121,339
1,784	BP plc ADR	82,947
1,535	Chevron Corp.	184,105
1,935	Exxon Mobil Corp.	173,378
745	Halliburton Co.	39,524
469	Occidental Petroleum Corp.	45,097
711	Phillips 66	45,816
596	Schlumberger Ltd.	55,871
1,373	Suncor Energy, Inc.	49,896
		797,973
	Food and Staples Retailing - 2.1%
1,832	CVS Caremark Corp. ●	114,079
594	Wal-Mart Stores, Inc.	45,602
		159,681
	Food, Beverage and Tobacco - 3.8%
243	Anheuser-Busch InBev N.V. ADR	25,214
1,180	Kraft Foods Group, Inc.	64,180
1,085	Mondelez International, Inc.	36,486
1,014	Philip Morris International, Inc.	90,324
1,714	Unilever N.V. NY Shares ADR	68,085
		284,289
	Health Care Equipment and Services - 3.7%
1,584	Cardinal Health, Inc.	92,938
2,163	Medtronic, Inc.	124,146
900	UnitedHealth Group, Inc.	61,429
		278,513
	Household and Personal Products - 1.2%
1,145	Procter & Gamble Co.	92,475

	Insurance - 6.0%
1,383	ACE Ltd.	131,993
199	Aflac, Inc.	12,914
326	American International Group, Inc.	16,837
987	Marsh & McLennan Cos., Inc.	45,192
1,161	MetLife, Inc.	54,924
1,377	Principal Financial Group, Inc.	65,371
1,554	Prudential Financial, Inc.	126,499
		453,730
	Materials - 1.9%
2,862	Dow Chemical Co.	112,959
1,199	Goldcorp, Inc.	30,487
		143,446
	Media - 5.3%
3,235	Comcast Corp. Class A	153,923
906	Omnicom Group, Inc. ●	61,735
1,672	Time Warner, Inc.	114,944
1,023	Walt Disney Co.	70,173
		400,775
	Pharmaceuticals, Biotechnology and Life Sciences - 12.3%
1,714	AstraZeneca plc ADR	90,625
1,554	Bristol-Myers Squibb Co.	81,608
2,254	Eli Lilly & Co.	112,296
1,924	Johnson & Johnson	178,180
4,916	Merck & Co., Inc.	221,653
4,645	Pfizer, Inc.	142,496
1,550	Teva Pharmaceutical Industries Ltd. ADR	57,484
1,539	Zoetis, Inc.	48,737
		933,079
	Retailing - 1.9%
2,495	Buck Holdings L.P. ⌂●†	178
2,138	Lowe's Co., Inc.	106,452
567	Target Corp.	36,724
		143,354
	Semiconductors and Semiconductor Equipment - 2.8%
703	Broadcom Corp. Class A	18,787
4,268	Intel Corp.	104,265
2,105	Texas Instruments, Inc.	88,571
		211,623
	Software and Services - 7.3%
1,186	Accenture plc	87,171
477	Automatic Data Processing, Inc.	35,775
1,397	eBay, Inc. ●	73,658
607	IBM Corp.	108,736
5,162	Microsoft Corp.	182,462
1,813	Oracle Corp.	60,747
		548,549
	Technology Hardware and Equipment - 4.2%
155	Apple, Inc. ●	81,147
3,398	Cisco Systems, Inc.	76,465
2,606	Corning, Inc.	44,535
3,161	EMC Corp.	76,090
3,968	Xerox Corp.	39,445
		317,682

The accompanying notes are an integral part of these financial statements.

5

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.9% - (continued)
	Telecommunication Services - 2.6%
3,867	Verizon Communications, Inc.		$195,322

	Transportation - 4.2%
1,967	CSX Corp.		51,252
2,446	Delta Air Lines, Inc.		64,537
712	FedEx Corp.		93,213
1,139	United Parcel Service, Inc. Class B		111,868
			320,870
	Utilities - 3.5%
1,582	Dominion Resources, Inc.		100,868
160	Edison International		7,846
1,689	Exelon Corp.		48,200
1,007	NextEra Energy, Inc.		85,326
781	NRG Energy, Inc.		22,283
			264,523
	Total common stocks
	(cost $5,334,926)		$7,329,505

	Total long-term investments
	(cost $5,334,926)		$7,329,505

SHORT-TERM INVESTMENTS - 3.3%
Repurchase Agreements - 3.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $20,417, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $20,826)
$20,417	0.10%, 10/31/2013		$20,417
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $7,063, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $7,204)
7,063	0.09%, 10/31/2013		7,063
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $32,750, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $33,405)
32,750	0.08%, 10/31/2013		32,750
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $92,872,
collateralized by U.S. Treasury Bill 0.01%
- 0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value
	of $94,729)
92,872	0.09%, 10/31/2013		92,872
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $37,444,
collateralized by FHLMC 2.50% - 7.50%,
2026 - 2043, FNMA 3.00% - 7.00%, 2026
- 2043, GNMA 2.67% - 5.00%, 2024 -
	2048, value of $38,193)
37,444	0.12%, 10/31/2013		37,444
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $22,102, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $22,544)
22,102	0.09%, 10/31/2013		22,102
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $38,901, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $39,751)
38,901	0.10%, 10/31/2013		38,901
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $193, collateralized by U.S. Treasury Note 0.63%, 2017, value of $198)
193	0.09%, 10/31/2013		193
			251,742
	Total short-term investments
	(cost $251,742)		$251,742

	Total investments
	(cost $5,586,668) ▲	100.2%	$7,581,247
	Other assets and liabilities	(0.2)%	(13,279)
	Total net assets	100.0%	$7,567,968

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $5,604,566 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,031,172
Unrealized Depreciation	(54,491)
Net Unrealized Appreciation	$1,976,681

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value of these securities was $178, which rounds to zero percent of total net assets.
●	Non-income producing.
⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	2,495	Buck Holdings L.P.	$48

At October 31, 2013, the aggregate value of these securities was $178, which rounds to zero percent of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Dividend and Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$7,329,505	$7,329,327	$–	$178
Short-Term Investments	251,742	–	251,742	–
Total	$7,581,247	$7,329,327	$251,742	$178

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2013
Assets:
Common Stocks	$2,405	$2,125	$(1,723	)*	$—	$—	$(2,629)	$—	$—	$178
Total	$2,405	$2,125	$(1,723)		$—	$—	$(2,629)	$—	$—	$178

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $(1,723).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Dividend and Growth Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $5,586,668)	$7,581,247
Cash	1
Receivables:
Investment securities sold	27,486
Fund shares sold	10,175
Dividends and interest	8,337
Other assets	106
Total assets	7,627,352
Liabilities:
Payables:
Investment securities purchased	43,171
Fund shares redeemed	13,930
Investment management fees	887
Administrative fees	11
Distribution fees	280
Accrued expenses	1,105
Total liabilities	59,384
Net assets	$7,567,968
Summary of Net Assets:
Capital stock and paid-in-capital	$5,141,355
Undistributed net investment income	11,282
Accumulated net realized gain	420,752
Unrealized appreciation of investments	1,994,579
Net assets	$7,567,968

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$25.28/$26.75
Shares outstanding	136,614
Net assets	$3,454,165
Class B: Net asset value per share	$24.88
Shares outstanding	3,946
Net assets	$98,179
Class C: Net asset value per share	$24.75
Shares outstanding	16,625
Net assets	$411,405
Class I: Net asset value per share	$25.20
Shares outstanding	62,743
Net assets	$1,581,081
Class R3: Net asset value per share	$25.49
Shares outstanding	3,428
Net assets	$87,399
Class R4: Net asset value per share	$25.60
Shares outstanding	5,461
Net assets	$139,811
Class R5: Net asset value per share	$25.66
Shares outstanding	7,771
Net assets	$199,409
Class Y: Net asset value per share	$25.67
Shares outstanding	62,194
Net assets	$1,596,519

The accompanying notes are an integral part of these financial statements.

9

The Hartford Dividend and Growth Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$186,240
Interest	167
Less: Foreign tax withheld	(1,450)
Total investment income	184,957

Expenses:
Investment management fees	42,948
Administrative services fees
Class R3	160
Class R4	198
Class R5	157
Transfer agent fees
Class A	5,008
Class B	368
Class C	548
Class I	2,740
Class R3	7
Class R4	2
Class R5	1
Class Y	30
Distribution fees
Class A	7,949
Class B	1,032
Class C	3,727
Class R3	399
Class R4	330
Custodian fees	24
Accounting services fees	946
Registration and filing fees	262
Board of Directors' fees	164
Audit fees	79
Other expenses	1,013
Total expenses (before waivers and fees paid indirectly)	68,092
Expense waivers	(1)
Transfer agent fee waivers	(58)
Commission recapture	(70)
Custodian fee offset	—
Total waivers and fees paid indirectly	(129)
Total expenses, net	67,963
Net Investment Income	116,994
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	528,427
Net realized loss on foreign currency contracts	(1)
Net realized gain on other foreign currency transactions	3
Net Realized Gain on Investments and Foreign Currency Transactions	528,429
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	942,357
Net Changes in Unrealized Appreciation of Investments	942,357
Net Gain on Investments and Foreign Currency Transactions	1,470,786
Net Increase in Net Assets Resulting from Operations	$1,587,780

The accompanying notes are an integral part of these financial statements.

10

The Hartford Dividend and Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$116,994	$114,584
Net realized gain on investments and foreign currency transactions	528,429	229,926
Net unrealized appreciation of investments	942,357	512,086
Net Increase in Net Assets Resulting from Operations	1,587,780	856,595
Distributions to Shareholders:
From net investment income
Class A	(49,319)	(49,181)
Class B	(681)	(1,007)
Class C	(3,238)	(3,322)
Class I	(25,683)	(28,293)
Class R3	(999)	(967)
Class R4	(2,039)	(1,768)
Class R5	(2,853)	(2,645)
Class Y	(30,320)	(28,067)
Total from net investment income	(115,132)	(115,250)
From net realized gain on investments
Class A	(48,692)	—
Class B	(1,796)	—
Class C	(5,743)	—
Class I	(22,402)	—
Class R3	(1,187)	—
Class R4	(1,977)	—
Class R5	(2,121)	—
Class Y	(25,685)	—
Total from net realized gain on investments	(109,603)	—
Total distributions	(224,735)	(115,250)
Capital Share Transactions:
Class A	(101,025)	(179,089)
Class B	(30,473)	(42,938)
Class C	(8)	(6,975)
Class I	(41,319)	(241,474)
Class R3	(903)	7,610
Class R4	(7,610)	31,185
Class R5	25,534	27,213
Class Y	(267,527)	274,983
Net decrease from capital share transactions	(423,331)	(129,485)
Net Increase in Net Assets	939,714	611,861
Net Assets:
Beginning of period	6,628,254	6,016,393
End of period	$7,567,968	$6,628,254
Undistributed (distribution in excess of) net investment income	$11,282	$9,492

The accompanying notes are an integral part of these financial statements.

11

The Hartford Dividend and Growth Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Dividend and Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an

12

absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

14

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such

15

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2013.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(1)	$—	$—	$—	$—	$(1)
Total	$—	$(1)	$—	$—	$—	$—	$(1)

5.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate

16

significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$115,132	$115,250
Long-Term Capital Gains ‡	109,603	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

17

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$46,116
Undistributed Long-Term Capital Gain	455,773
Accumulated Capital Losses *	(51,957)
Unrealized Appreciation †	1,976,681
Total Accumulated Earnings	$2,426,613

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(72)
Accumulated Net Realized Gain (Loss)	72

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$32,946
2016	19,011
Total	$51,957

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2013, the Fund utilized $19,011 of prior year capital loss carryforwards.

18

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5950%
On next $5 billion	0.5900%
Over $10 billion	0.5850%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

19

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	NA	NA	1.00%	1.35%	1.05%	0.75%	NA

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.05%
Class B	1.95
Class C	1.79
Class I	0.83
Class R3	1.35
Class R4	1.05
Class R5	0.74
Class Y	0.65

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $6,560 and contingent deferred sales charges of $118 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3

20

and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $7. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	14%

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,035,680
Sales Proceeds Excluding U.S. Government Obligations	2,653,672

21

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	13,591	4,525	(22,497)	(4,381)	15,470	2,426	(26,864)	(8,968)
Amount	$312,680	$96,559	$(510,264)	$(101,025)	$306,467	$48,151	$(533,707)	$(179,089)
Class B
Shares	157	118	(1,621)	(1,346)	292	50	(2,532)	(2,190)
Amount	$3,540	$2,398	$(36,411)	$(30,473)	$5,700	$968	$(49,606)	$(42,938)
Class C
Shares	2,044	413	(2,464)	(7)	2,583	160	(3,093)	(350)
Amount	$46,181	$8,472	$(54,661)	$(8)	$50,090	$3,095	$(60,160)	$(6,975)
Class I
Shares	15,394	2,201	(19,345)	(1,750)	17,955	1,381	(31,820)	(12,484)
Amount	$351,414	$47,001	$(439,734)	$(41,319)	$355,563	$27,294	$(624,331)	$(241,474)
Class R3
Shares	722	94	(854)	(38)	1,096	45	(749)	392
Amount	$16,567	$2,009	$(19,479)	$(903)	$21,841	$891	$(15,121)	$7,611
Class R4
Shares	1,663	119	(2,104)	(322)	2,973	60	(1,472)	1,561
Amount	$38,329	$2,580	$(48,519)	$(7,610)	$59,796	$1,212	$(29,823)	$31,185
Class R5
Shares	3,249	155	(2,385)	1,019	2,822	96	(1,532)	1,386
Amount	$76,066	$3,421	$(53,953)	$25,534	$56,259	$1,935	$(30,981)	$27,213
Class Y
Shares	8,116	2,484	(21,917)	(11,317)	28,645	1,285	(15,264)	14,666
Amount	$183,802	$53,965	$(505,294)	$(267,527)	$559,781	$25,967	$(310,765)	$274,983
Total
Shares	44,936	10,109	(73,187)	(18,142)	71,836	5,503	(83,326)	(5,987)
Amount	$1,028,579	$216,405	$(1,668,315)	$(423,331)	$1,415,497	$109,513	$(1,654,494)	$(129,484)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	375	$ 8,597
For the Year Ended October 31, 2012	647	$ 12,882

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

22

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

23

The Hartford Dividend and Growth Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$20.87	$0.36	$4.75	$5.11	$(0.35)	$(0.35)	$(0.70)	$25.28	25.17%	$3,454,165	1.05%	1.05%	1.57%
B	20.54	0.16	4.68	4.84	(0.15)	(0.35)	(0.50)	24.88	24.08	98,179	2.00	1.95	0.71
C	20.45	0.19	4.65	4.84	(0.19)	(0.35)	(0.54)	24.75	24.26	411,405	1.79	1.79	0.83
I	20.80	0.41	4.74	5.15	(0.40)	(0.35)	(0.75)	25.20	25.48	1,581,081	0.83	0.83	1.79
R3	21.04	0.29	4.80	5.09	(0.29)	(0.35)	(0.64)	25.49	24.79	87,399	1.35	1.35	1.27
R4	21.12	0.37	4.82	5.19	(0.36)	(0.35)	(0.71)	25.60	25.21	139,811	1.05	1.05	1.58
R5	21.17	0.43	4.83	5.26	(0.42)	(0.35)	(0.77)	25.66	25.57	199,409	0.75	0.75	1.85
Y	21.18	0.46	4.83	5.29	(0.45)	(0.35)	(0.80)	25.67	25.68	1,596,519	0.65	0.65	1.99

For the Year Ended October 31, 2012 (D)
A	$18.61	$0.34	$2.26	$2.60	$(0.34)	$–	$(0.34)	$20.87	14.07%	$2,942,844	1.08%	1.08%	1.69%
B	18.32	0.17	2.21	2.38	(0.16)	–	(0.16)	20.54	13.03	108,710	2.02	1.95	0.84
C	18.25	0.18	2.22	2.40	(0.20)	–	(0.20)	20.45	13.20	340,069	1.82	1.82	0.94
I	18.56	0.40	2.23	2.63	(0.39)	–	(0.39)	20.80	14.30	1,341,707	0.81	0.81	1.96
R3	18.76	0.28	2.29	2.57	(0.29)	–	(0.29)	21.04	13.77	72,926	1.36	1.35	1.40
R4	18.84	0.34	2.29	2.63	(0.35)	–	(0.35)	21.12	14.04	122,160	1.05	1.05	1.68
R5	18.88	0.39	2.30	2.69	(0.40)	–	(0.40)	21.17	14.39	142,940	0.75	0.75	1.99
Y	18.88	0.41	2.31	2.72	(0.42)	–	(0.42)	21.18	14.55	1,556,898	0.65	0.65	2.08

For the Year Ended October 31, 2011
A	$17.93	$0.27	$0.67	$0.94	$(0.26)	$–	$(0.26)	$18.61	5.22%	$2,791,444	1.08%	1.08%	1.42%
B	17.64	0.10	0.66	0.76	(0.08)	–	(0.08)	18.32	4.32	137,071	2.01	1.96	0.55
C	17.58	0.13	0.66	0.79	(0.12)	–	(0.12)	18.25	4.49	309,846	1.83	1.83	0.68
I	17.87	0.32	0.68	1.00	(0.31)	–	(0.31)	18.56	5.60	1,428,333	0.80	0.80	1.69
R3	18.08	0.22	0.67	0.89	(0.21)	–	(0.21)	18.76	4.94	57,684	1.37	1.35	1.14
R4	18.14	0.28	0.69	0.97	(0.27)	–	(0.27)	18.84	5.32	79,535	1.06	1.05	1.43
R5	18.18	0.34	0.68	1.02	(0.32)	–	(0.32)	18.88	5.62	101,281	0.76	0.75	1.75
Y	18.18	0.36	0.68	1.04	(0.34)	–	(0.34)	18.88	5.71	1,111,199	0.66	0.66	1.84

For the Year Ended October 31, 2010 (D)
A	$16.03	$0.25	$1.90	$2.15	$(0.25)	$–	$(0.25)	$17.93	13.46%	$2,850,636	1.11%	1.11%	1.46%
B	15.76	0.11	1.86	1.97	(0.09)	–	(0.09)	17.64	12.54	182,506	2.02	1.97	0.63
C	15.72	0.12	1.86	1.98	(0.12)	–	(0.12)	17.58	12.65	314,729	1.85	1.85	0.71
I	15.98	0.29	1.90	2.19	(0.30)	–	(0.30)	17.87	13.78	1,129,059	0.82	0.82	1.71
R3	16.18	0.19	1.93	2.12	(0.22)	–	(0.22)	18.08	13.15	33,933	1.39	1.38	1.06
R4	16.22	0.25	1.93	2.18	(0.26)	–	(0.26)	18.14	13.51	57,684	1.07	1.06	1.46
R5	16.24	0.29	1.96	2.25	(0.31)	–	(0.31)	18.18	13.93	65,379	0.78	0.78	0.81
Y	16.25	0.32	1.93	2.25	(0.32)	–	(0.32)	18.18	13.96	1,018,263	0.67	0.67	1.88

See Portfolio Turnover information on the next page.

24

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009 (D)
A	$14.56	$0.26	$1.47	$1.73	$(0.26)	$–	$(0.26)	$16.03	12.17%	$2,635,571	1.17%	1.17%	1.88%
B	14.32	0.14	1.44	1.58	(0.14)	–	(0.14)	15.76	11.22	236,026	2.14	1.99	1.10
C	14.28	0.15	1.45	1.60	(0.16)	–	(0.16)	15.72	11.37	286,465	1.92	1.92	1.13
I	14.52	0.33	1.44	1.77	(0.31)	–	(0.31)	15.98	12.52	658,690	0.85	0.85	1.96
R3	14.71	0.25	1.46	1.71	(0.24)	–	(0.24)	16.18	11.84	5,171	1.47	1.47	1.26
R4	14.73	0.28	1.48	1.76	(0.27)	–	(0.27)	16.22	12.27	19,372	1.09	1.09	1.85
R5	14.75	0.33	1.47	1.80	(0.31)	–	(0.31)	16.24	12.55	1,947	0.80	0.80	2.07
Y	14.75	0.35	1.48	1.83	(0.33)	–	(0.33)	16.25	12.73	746,004	0.69	0.69	2.30

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	30%
For the Year Ended October 31, 2012	28
For the Year Ended October 31, 2011	30
For the Year Ended October 31, 2010	33
For the Year Ended October 31, 2009	33	(A)

(A)	During the year ended October 31, 2009, The Hartford Dividend and Growth Fund incurred $236.4 million in sales of securities held associated with the transition of assets from The Hartford Stock Fund, which merged into the Fund on October 2, 2009. These sales are excluded from the portfolio turnover rate calculation.

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Dividend and Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Dividend and Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

26

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

27

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The Hartford Dividend and Growth Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

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The Hartford Dividend and Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,095.80	$5.52	$1,000.00	$1,019.94	$5.32	1.04%	184	365
Class B	$1,000.00	$1,090.80	$10.28	$1,000.00	$1,015.37	$9.91	1.95	184	365
Class C	$1,000.00	$1,092.20	$9.41	$1,000.00	$1,016.21	$9.07	1.79	184	365
Class I	$1,000.00	$1,097.30	$4.38	$1,000.00	$1,021.03	$4.22	0.83	184	365
Class R3	$1,000.00	$1,094.20	$7.13	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R4	$1,000.00	$1,095.90	$5.53	$1,000.00	$1,019.93	$5.33	1.05	184	365
Class R5	$1,000.00	$1,097.70	$3.94	$1,000.00	$1,021.44	$3.80	0.75	184	365
Class Y	$1,000.00	$1,098.20	$3.42	$1,000.00	$1,021.94	$3.30	0.65	184	365

31

The Hartford Dividend and Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Dividend and Growth Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 5-year periods and the 5th quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period. The Board considered that, in response to questions raised concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

33

The Hartford Dividend and Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on certain share classes, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

34

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

The Hartford Dividend and Growth Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Dividend Paying Security Investment Risk: Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

36

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-DG13 12/13 113970-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD EMERGING MARKETS LOCAL DEBT FUND 2013 Annual Report

The Hartford Emerging Markets Local Debt Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Emerging Markets Local Debt Fund inception 05/31/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation and income.

Performance Overview 5/31/11 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	Since Inception▲
Emerging Markets Local Debt A#	-0.70%	1.67%
Emerging Markets Local Debt A##	-5.17%	-0.24%
Emerging Markets Local Debt C#	-1.40%	0.91%
Emerging Markets Local Debt C##	-2.35%	0.91%
Emerging Markets Local Debt I#	-0.45%	1.90%
Emerging Markets Local Debt R3#	-1.01%	1.31%
Emerging Markets Local Debt R4#	-0.71%	1.61%
Emerging Markets Local Debt R5#	-0.31%	1.95%
Emerging Markets Local Debt Y#	-0.36%	1.83%
JP Morgan GBI Emerging Markets Global Diversified Index	-1.60%	0.97%

▲	Inception: 05/31/2011
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Local Debt Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Emerging Markets Local Debt Class A	1.25%	1.65%
Emerging Markets Local Debt Class C	2.00%	2.38%
Emerging Markets Local Debt Class I	1.00%	1.37%
Emerging Markets Local Debt Class R3	1.55%	2.02%
Emerging Markets Local Debt Class R4	1.25%	1.72%
Emerging Markets Local Debt Class R5	0.95%	1.42%
Emerging Markets Local Debt Class Y	0.90%	1.31%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses as of the date of the Fund's most recent prospectus and reflect contractual expense waivers/reimbursements in instances when these reductions reduce the Fund's gross expenses. Certain contractual waivers/reimbursements remain in effect until February 28, 2014. Other contractual waivers/reimbursements remain in effect until February 28, 2014, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
James W. Valone, CFA	Tieu-Bich Nguyen, CFA
Senior Vice President, Fixed Income Portfolio Manager and Co-Director of Fixed Income	Senior Vice President and Fixed Income Credit Analyst

How did the Fund perform?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned -0.70%, before sales charges, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index, which returned -1.60% for the same period. The Fund also outperformed the -2.55% average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance.

Why did the Fund perform this way? (All returns in U.S. dollar (USD) terms)

Local markets debt outperformed external sovereign debt during the period, with the JP Morgan Government Bond Index - Emerging Markets Global Diversified (GBI-EMGD) generating total returns of -1.60% in USD terms. Local debt markets faced headwinds over the period as EM currencies weakened versus the USD and interest rates rose in the face of declining global liquidity. Europe was the best performing region in the Index while Asia lagged. From a country perspective, Nigeria, Hungary, and Poland were the best performers in the Index while Indonesia, South Africa, and Peru lagged. During the period, within the benchmark countries, Poland (2.25% to 2.50%), Hungary (2.85% to 3.40%), Romania (1.00% to 4.25%), Turkey (1.25% to 4.50%), Colombia (1.50% to 3.25%), Mexico (1.00% to 3.75%), Chile (0.25% to 4.75%), and Thailand (0.25% to 2.50%) lowered interest rates in an attempt to help their weak economies, while Indonesia (1.50% to 7.25%) and Brazil (2.25% to 9.50%) hiked rates.

Emerging market corporate debt finished the period with a return of 1.10% as measured by the JP Morgan CEMBI Broad Diversified Index. Credit spreads tightened by 0.04% to 3.32% by the end of the period; however, they moved within a 0.54% over the period.

Within the Fund, during the period, security selection and currency contributed positively to benchmark-relative performance offsetting negative relative performance in duration strategies. The Fund’s structural allocation to corporate bonds had a negative impact on relative performance as generally speaking corporate bonds underperformed the local bond component of the JP Morgan GBI Emerging Markets Global Diversified Index. Both our country allocation and security selection of the corporate bonds in the Fund versus the emerging markets (EM) corporate market (JP Morgan CEMBI Broad Diversified Index) detracted from relative performance for the period.

An exposure to long-dated sovereign debt in Greece, taken due to attractive valuations, aided results. In Indonesia, an underweight duration exposure and an underweight exposure to Indonesian rupiah contributed to overall performance. We remain cautious on Indonesia’s bonds given the inflation risks. In the Philippines, an overweight duration positioning in the first quarter of 2013 and security selection with exposure to the longer-end of the curve contributed to overall performance. We reduced duration exposure and moved to a neutral positioning as we find the yields to be low.

In contrast, in Brazil, our overweight duration position and security selection with a focus on the long end of the curve

3

The Hartford Emerging Markets Local Debt Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

detracted from performance. Although we expect rate hikes to continue, the central bank's willingness to do so in the face of softer than expected growth restores their inflation targeting credibility. We favor the steep curve in anticipation of flattening. In Peru, an overweight duration exposure detracted from overall performance outweighing the positive contribution from security selection with a preference for the long end of the curve. We believe that the long end of the curve in Peru is attractive and inflation risks are balanced. In Russia, overweight duration exposure detracted from relative performance. We favor exposure to the local debt market in Russia as the bonds should continue to benefit from favorable technical conditions following their move to Euroclearable market.

Our interest rate and credit positioning is primarily implemented through cash bond positions and derivatives such as interest rate and total return swaps and credit default swap contracts. We use local currency denominated cash bonds and currency forwards (deliverable and non-deliverable) to express our views on currency.

What is the outlook?

We find that in challenging market environments such as this, it is more important than ever to adhere to a disciplined investment process that incorporates global macro factors, deep sovereign research, and thoughtful risk management. First we start with the broader global backdrop. We are turning more constructive on the global economic environment as growth trends in the major developed economies have shown signs of improvement while inflation remains relatively tame. Our base case scenario is still one of gradual U.S. Federal Reserve (Fed) tapering as we believe the Fed does not want to disrupt the economic recovery that is gradually underway, particularly after going to extraordinary lengths to support U.S. growth and financial stability over the last five years. We do, however, expect policy uncertainty to continue in the months ahead, keeping volatility elevated. We are encouraged by improving growth trends in Europe, China, and Japan, though we recognize that many structural challenges remain, and that the risk of policy mistakes has risen.

We believe that the outlook for EM fundamentals has become more challenging, as easy access to global capital enabled some policymakers to remain overly accommodative, leading to the development of external imbalances in some countries. Still, it is important to remember how far most EM countries have come since the EM crises of the late 1990’s/early 2000’s. Many countries today have significantly lower debt burdens, abundant reserves, tame inflation, and floating exchange rates. We believe these changes give many EM countries a greater degree of policy flexibility to withstand shocks, and in most cases the risk of a broad based credit crisis remains low. We think it is important to differentiate across countries, however, as some are more vulnerable than others. We believe those with a balance of payments challenge – some combination of a large current account deficit, an overvalued exchange rate, or a high exposure to a sudden stop in capital flows – are most at risk to shocks, either domestic (politics) or external (such as Fed tapering). While currencies may weaken for those markets, we believe liquidity or solvency problems must also be present for those challenges to develop into a credit crisis.

Given this backdrop, we find local interest rates to be attractive in a number of countries, though we believe investors will need to be selective. We believe the best interest rate opportunities are in countries in Latin America with rate reduction potential or where steep curves reflect overly aggressive tightening expectations. We believe Asia yields still look low relative to growth and inflation trends.

We maintain a defensive stance on currencies. We expect broad currency volatility to remain elevated over the near term. We are currently underweight in currency exposure in all regions, but we continue to favor select currencies such as Nigerian naira, Philippines peso, and Korean won. On a longer term basis, we continue to believe that positive structural trends will ultimately lead to continued EM currency appreciation.

For EM Corporate debt, while fundamentals are stable on the back of healthy balance sheets, moderate leverage, and good growth prospects, we acknowledge that decelerating growth trends in key EM Countries will pose challenges. We are relatively cautious on the sector given a challenging technical outlook (small dedicated investor base, heavy supply) and the recent outperformance. Our strategy remains focused on credits with attractive fundamentals and valuations as well as new issues which offer reasonable new issue premium.

4

Distribution by Credit Quality

as of October 31, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.1%
Aa / AA	2.5
A	13.4
Baa / BBB	34.7
Ba / BB	16.5
B	4.4
Caa / CCC or Lower	0.5
Unrated	16.8
U.S. Government Agencies and Securities	1.3
Non-Debt Securities and Other Short-Term Instruments	6.9
Other Assets and Liabilities	2.9
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like Short-Term Instruments and U.S. Government Agencies and Securities) for which Moody’s and S&P have not issued long-term credit ratings. Although Moody's and S&P individually rate U.S. Government Agencies and Securities, these securities are included in the "U.S. Government Agencies and Securities" category for the purposes of the table.

Diversification by Security Type

as of October 31, 2013

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	29.6%
Foreign Government Obligations	59.3
Total	88.9%
Short-Term Investments	8.2%
Other Assets and Liabilities	2.9
Total	100.0%

5

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 29.6%
		Argentina - 0.2%
		Arcos Dorados S.A.
	$525	6.63%, 09/27/2023 ■	$534
		Banco Hipotecario S.A.
EUR	12	6.00%, 12/01/2013	16
			550
		Austria - 0.0%
		OGX Austria GmbH
	200	8.38%, 04/01/2022 ■Ω	19

		Bermuda - 0.3%
		GeoPark Latin America Ltd. Agencia en Chile
	270	7.50%, 02/11/2020 ■	275
	410	7.50%, 02/11/2020 §	417
			692
		Brazil - 2.5%
		Banco do Brasil
	200	6.25%, 04/15/2024 §♠	168
		Centrais Eletricas Brasileiras S.A.
	455	5.75%, 10/27/2021 §	448
		Fibria Overseas Finance Ltd.
	380	6.75%, 03/03/2021 §	416
		Globo Communicacao e Participacoes S.A.
	425	6.25%, 07/20/2015 §♠	446
		Itau Unibanco Holding S.A.
	995	6.20%, 04/15/2020 - 12/21/2021 §	1,052
		Net Servicos De Comnicacao S.A.
	532	7.50%, 01/27/2020	575
		OAS Investments GmbH
	510	8.25%, 10/19/2019 ■	505
		Odbrcht Offshore Drilling Finance Ltd.
	355	6.75%, 10/01/2022 ■	370
	290	6.75%, 10/01/2022 ⌂§	302
		Oi S.A.
	595	5.75%, 02/10/2022 §	558
		Petrobras Global Finance Co.
	930	4.38%, 05/20/2023 ╦	859
		Samarco Mineracao S.A.
	200	4.13%, 11/01/2022 §	183
		Voto-Votorantim Ltd.
	325	6.75%, 04/05/2021 §	369
			6,251
		British Virgin Islands - 1.4%
		CNPC General Capital
	390	3.40%, 04/16/2023 §	364
	400	3.95%, 04/19/2022 §	394
		Fita International Ltd.
	525	7.00%, 02/10/2020	585
		FPT Finance Ltd.
	695	6.38%, 09/28/2020 §	712
		Gerdau Trade, Inc.
	310	4.75%, 04/15/2023 ■	293
		HLP Finance Ltd.
	400	4.75%, 06/25/2022 §	397
		QGOG Atlantic/Alaskan Rigs Ltd.
	151	5.25%, 07/30/2018 ■	156
		Star Energy Geothermal
	215	6.13%, 03/27/2020 §	205
		Star Energy Geothermal Wayang Windu Ltd.
	325	6.13%, 03/27/2020 ■	310
			3,416
		Canada - 0.4%
		Pacific Rubiales Energy Corp.
	155	5.13%, 03/28/2023 ■	149
	143	7.25%, 12/12/2021 ■	157
	610	7.25%, 12/12/2021 §	671
			977
		Cayman Islands - 0.7%
		Agile Property Holdings Ltd.
	315	8.88%, 04/28/2017 §	332
		Alliance Global Group, Inc.
	710	6.50%, 08/18/2017	745
		UOB Cayman Ltd.
	600	5.80%, 03/15/2016 §♠	619
			1,696
		Chile - 1.2%
		AES Gener S.A.
	105	5.25%, 08/15/2021 ■	107
	445	5.25%, 08/15/2021 §	451
		Bonos del Banco Central de Chile en Pesos
CLP	535,000	6.00%, 02/01/2016	1,077
		E CL S.A.
	600	5.63%, 01/15/2021 §	629
		Embotelladora Andina S.A.
	200	5.00%, 10/01/2023 ■	206
		Empresa Nacional De Tele
	550	4.88%, 10/30/2024 ■	550
			3,020
		China - 1.9%
		Caifu Holdings, Ltd.
	325	8.75%, 01/24/2020 §	327
		China Oilfield Services Ltd.
	790	3.25%, 09/06/2022 §	726
		CNOOC Finance 2011 Ltd.
	360	4.25%, 01/26/2021 §	370
		Country Garden Holdings Co.
	525	7.25%, 04/04/2021 ■	524
		Evergrande Real Estate
	730	8.75%, 10/30/2018 ■	730
		Golden Eagle Retail Group
	620	4.63%, 05/21/2023 §	554
		Huaneng HK Capital Ltd.
	370	3.38%, 06/11/2018 §	360
		Kaisa Group Holdings Ltd.
	710	10.25%, 01/08/2020 §	731
		Shimao Property Holdings Ltd.
	550	6.63%, 01/14/2020 §	531
			4,853
		Colombia - 1.4%
		Banco Davivienda S.A.
	200	5.88%, 07/09/2022 ■	198
	400	5.88%, 07/09/2022 §	395
		Bancolombia S.A.
	321	6.13%, 07/26/2020 ╦	339
		Ecopetrol S.A.
	200	5.88%, 09/18/2023	217

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 29.6% - (continued)
		Colombia - 1.4% - (continued)
		Emgesa S.A.
COP	2,406,000	8.75%, 01/25/2021 §	$1,343
		Empresa de Energia de Bogota
	435	6.13%, 11/10/2021 §	457
		Empresa de Telecomunicaciones de Bogota S.A.
COP	518,000	7.00%, 01/17/2023 ■	236
		Empresas Publicas de Medellin E.S.P.
COP	448,000	8.38%, 02/01/2021 §	246
			3,431
		Hong Kong - 2.3%
		China Overseas Finance Cayman V Ltd
	800	3.95%, 11/15/2022	725
		CNPC HK Overseas Capital Ltd.
	260	3.95%, 04/19/2022 ■	256
		Hutchison Whampoa International Ltd.
	1,280	6.00%, 10/28/2015 §♠	1,349
		Metropolitan Light International
	525	5.25%, 01/17/2018 §	524
		PCCW Capital Ltd.
	610	5.75%, 04/17/2022 §	630
		Sino Ltd.
	400	3.25%, 09/21/2017 §	403
		Smartone Finance Ltd.
	610	3.88%, 04/08/2023 §	529
		Sun Hung Kai Properties Capital Market Ltd.
	670	4.50%, 02/14/2022 §	681
		Zijin International Finance Co., Ltd.
	640	4.25%, 06/30/2016 §	663
			5,760
		India - 0.8%
		Bharti Airtel International
	300	5.13%, 03/11/2023 ■	281
	400	5.13%, 03/11/2023 §	375
		Indian Oil Corp., Ltd.
	355	5.63%, 08/02/2021 §	357
		Reliance Holdings USA, Inc.
	1,050	5.40%, 02/14/2022 §	1,074
			2,087
		Indonesia - 0.3%
		Adaro Indonesia PT
	350	7.63%, 10/22/2019 §	370
		Gajah Tunggal TBK
	300	7.75%, 02/06/2018 ■	298
			668
		Ireland - 1.7%
		Borets Finance Ltd.
	525	7.63%, 09/26/2018 ■	520
		EDC Finance Ltd.
	665	4.88%, 04/17/2020 ■	660
	450	4.88%, 04/17/2020 §	447
		MTS International Funding Ltd.
	605	8.63%, 06/22/2020 §	729
		Sibur Securities Ltd.
	350	3.91%, 01/31/2018 ■	342
	760	3.91%, 01/31/2018 §	743
		Vnesheconombank
	615	6.90%, 07/09/2020 §	692
			4,133
		Israel - 1.0%
		Inkia Energy, Inc.
	725	8.38%, 04/04/2021 §	768
		Israel Electric Corp. Ltd.
	1,475	9.38%, 01/28/2020 §	1,787
			2,555
		Kazakhstan - 0.3%
		Kazakhstan Temir Zholy
	200	6.95%, 07/10/2042 §	209
		Kazatomprom Natsionalnaya
	130	6.25%, 05/20/2015 §	137
		KazMunayGas National Co.
	425	7.00%, 05/05/2020 §	486
			832
		Luxembourg - 1.8%
		ALROSA Finance S.A.
	400	7.75%, 11/03/2020 §	452
		Altice Financing S.A.
	205	9.88%, 12/15/2020 ■	229
	815	9.88%, 12/15/2020 §	911
		Cosan Luxembourg S.A.
	470	5.00%, 03/14/2023 ■	438
		European Investment Bank
ZAR	475	8.76%, 12/31/2018 ○	32
		Gaz Capital S.A.
	725	9.25%, 04/23/2019 §	905
		International Bank for Reconstruction & Development
ZMK	1,500,000	6.75%, 12/06/2013	274
		Offshore Drilling Holding
	705	8.38%, 09/20/2020 ■	749
		VTB Capital S.A.
	480	6.88%, 05/29/2018 §	529
			4,519
		Malaysia - 0.4%
		Axiata SPV1 Labuan Ltd.
	300	5.38%, 04/28/2020 §	324
		Public Bank Bhd
	535	6.84%, 08/22/2036	554
			878
		Mexico - 2.7%
		Alpek S.A. de C.V.
	545	5.38%, 08/08/2023 ■	546
		BBVA Bancomer S.A. Texas
	1,300	6.75%, 09/30/2022 §	1,411
		Cemex Finance LLC
	1,650	7.25%, 01/15/2021 ■	1,681
		Controladora Mabe S.A. de C.V.
	1,553	7.88%, 10/28/2019 §	1,693
		Grupo Cementos Chihuahua
	700	8.13%, 02/08/2020 §	728
		Sigma Alimentos S.A.
	630	6.88%, 12/16/2019 §	718
			6,777

The accompanying notes are an integral part of these financial statements.

7

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 29.6% - (continued)
		Netherlands - 1.2%
		Access Finance B.V.
	$200	7.25%, 07/25/2017 ■	$199
	200	7.25%, 07/25/2017 §	199
		Ajecorp B.V.
	450	6.50%, 05/14/2022 §	454
		Indosat Palapa Co. B.V.
	625	7.38%, 07/29/2020 §	673
		Listrindo Capital B.V.
	345	6.95%, 02/21/2019 §	361
		Marfrig Holding Europe B.V.
	375	11.25%, 09/20/2021 ■	373
		Vimpelcom Holdings
	530	5.95%, 02/13/2023 ■	510
	200	5.95%, 02/13/2023 §	192
			2,961
		Paraguay - 0.2%
		Banco Continental S.A.E.C.A
	500	8.88%, 10/15/2017 §	532

		Peru - 0.8%
		Banco de Credito del Peru/Panama
	190	6.88%, 09/16/2026 ■	206
	1,061	6.88%, 09/16/2026 §	1,153
		Corporacion Jose R. Lindley S.A.
	87	6.75%, 11/23/2021 ■	94
	510	6.75%, 11/23/2021 §	555
			2,008
		Philippines - 0.3%
		SM Investments Corp.
	400	4.25%, 10/17/2019 §	386
	265	5.50%, 10/13/2017 §	274
			660
		Russia - 0.7%
		Lukoil International Finance B.V.
	465	4.56%, 04/24/2023 ■	445
	375	4.56%, 04/24/2023 §	358
		SB Capital S.A.
	430	5.72%, 06/16/2021 §	460
		Sberbank of Russia Via SB Capital S.A.
	625	5.13%, 10/29/2022 §	601
			1,864
		Singapore - 1.0%
		Berau Capital Resources
	310	12.50%, 07/08/2015 §	327
		DBS Bank Ltd.
	600	3.63%, 09/21/2022 §	619
		DBS Group Holdings Ltd.
	450	3.63%, 09/21/2022 ■	464
		Oversea-Chinese Banking Corp., Ltd.
	933	3.75%, 11/15/2022 §	964
			2,374
		South Africa - 0.1%
		Eskom Holdings Ltd.
ZAR	900	10.01%, 12/31/2018 ○	56
ZAR	2,060	10.63%, 08/18/2027 ○	54
ZAR	700	10.73%, 12/31/2032 ○	11
		Transnet Ltd.
ZAR	1,000	10.00%, 03/30/2029	92
			213
		South Korea - 1.2%
		Korea Development Bank
	600	3.88%, 05/04/2017 ╦	641
		Korea Finance Corp.
	590	2.88%, 08/22/2018 ╦	599
		Korea Hydro & Nuclear Power Co., Ltd.
	700	2.88%, 10/02/2018 ■	705
		Shinhan Bank
	585	6.82%, 09/20/2036 §	627
		SK Innovation Co., Ltd.
	345	3.63%, 08/14/2018 §	355
			2,927
		Sweden - 0.3%
		Eileme 2 AB
	610	11.63%, 01/31/2020 §	712

		Thailand - 0.3%
		Bangkok Bank plc
	345	5.00%, 10/03/2023 ■	358
		PTT Global Chemical PCL
	400	4.25%, 09/19/2022 §	390
			748
		Turkey - 0.5%
		Arcelik AS
	435	5.00%, 04/03/2023 ■	394
		Turk Vise Ve Cam Fabrika
	340	4.25%, 05/09/2020 ■	305
		Turkiye Is Bankasi
	545	5.50%, 04/21/2019 ■	551
			1,250
		United Arab Emirates - 0.7%
		Abu Dhabi National Energy Co.
	200	3.63%, 01/12/2023 ■	188
	630	5.88%, 12/13/2021 §	706
		Dolphin Energy Ltd.
	200	5.50%, 12/15/2021 ■	222
	400	5.50%, 12/15/2021 §	444
		DP World Ltd.
	250	6.85%, 07/02/2037 §	261
			1,821
		United Kingdom - 0.7%
		DTEK Finance plc
	335	7.88%, 04/04/2018 ■	301
	275	7.88%, 04/04/2018 §	247
		European Bank for Reconstruction & Development
ZAR	550	8.76%, 12/31/2020 ○	32
		Standard Bank plc
	600	8.13%, 12/02/2019	673
		Vedanta Resources plc
	485	8.25%, 06/07/2021 §	500
			1,753
		United States - 0.3%
		Cemex Finance LLC
	345	9.38%, 10/12/2022 ■	387

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 29.6% - (continued)
		United States - 0.3% - (continued)
		Sasol Financing International plc
	$410	4.50%, 11/14/2022 ╦	$392
			779
		Total corporate bonds
		(cost $74,989)	$73,716

FOREIGN GOVERNMENT OBLIGATIONS - 59.3%
		Argentina - 0.3%
		City of Buenos Aires
	400	9.95%, 03/01/2017 §	$397
		Provincia de Buenos Aires
	400	10.88%, 01/26/2021 §	369
			766
		Brazil - 4.9%
		Brazil (Republic of)
BRL	6,796	6.00%, 05/15/2015 - 08/15/2050 ◄	3,112
BRL	2,983	8.14%, 01/01/2016 ○	1,059
BRL	19,173	10.00%, 01/01/2015 - 01/01/2023	8,050
			12,221
		Colombia - 4.8%
		Colombia (Republic of)
COP	1,062,159	4.25%, 05/17/2017 ◄	587
COP	5,649,300	6.00%, 04/28/2028	2,771
COP	3,831,300	7.25%, 06/15/2016	2,127
COP	3,012,900	7.50%, 08/26/2026	1,658
COP	3,159,700	11.00%, 07/24/2020	2,040
		Titulos De Tesoreria B
COP	5,096,900	7.00%, 05/04/2022	2,739
			11,922
		Greece - 0.4%
		Greece (Republic of)
EUR	1,608	2.00%, 02/24/2034 - 02/24/2037 §	1,104

		Hungary - 6.9%
		Hungary (Republic of)
HUF	684,430	5.50%, 02/12/2016 - 12/20/2018	3,249
HUF	284,750	6.50%, 06/24/2019	1,410
HUF	1,418,480	6.75%, 08/22/2014 - 10/22/2028	6,934
HUF	592,580	7.75%, 08/24/2015	2,903
HUF	542,930	8.00%, 02/12/2015	2,628
			17,124
		Indonesia - 2.4%
		Indonesia (Republic of)
IDR	7,171,000	5.25%, 05/15/2018	591
IDR	13,070,000	5.63%, 05/15/2023	1,021
IDR	22,384,000	6.63%, 05/15/2033	1,693
IDR	11,430,000	7.00%, 05/15/2027	943
IDR	18,423,000	8.25%, 06/15/2032	1,651
			5,899
		Malaysia - 3.0%
		Malaysia (Government of)
MYR	5,584	3.74%, 02/27/2015	1,787
MYR	2,211	4.26%, 09/15/2016	722
MYR	15,450	5.09%, 04/30/2014	4,949
			7,458
		Mexico - 3.8%
		Mexican Bonos
MXN	19,471	4.00%, 11/15/2040 ◄	1,568
MXN	41,704	7.00%, 06/19/2014	3,262
MXN	12,866	8.00%, 12/07/2023	1,126
MXN	36,442	8.50%, 05/31/2029 - 11/18/2038	3,222
MXN	4,968	9.50%, 12/18/2014	405
			9,583
		Nigeria - 3.0%
		Nigeria (Federal Republic of)
NGN	855,330	4.00%, 04/23/2015	4,776
	250	7.00%, 10/25/2019 ■	309
NGN	103,335	7.00%, 10/23/2019	504
NGN	35,155	10.00%, 07/23/2030	179
	491	16.00%, 07/02/2019 ■	545
NGN	45,345	16.00%, 06/29/2019	327
NGN	126,720	16.39%, 01/27/2022	961
			7,601
		Peru - 3.5%
		Peru (Republic of)
PEN	6,890	5.20%, 09/12/2023	2,481
PEN	3,188	6.85%, 02/12/2042	1,212
PEN	4,335	6.90%, 08/12/2037	1,674
PEN	7,073	6.95%, 08/12/2031	2,749
PEN	541	7.84%, 08/12/2020	227
PEN	684	8.20%, 08/12/2026	305
			8,648
		Poland - 6.9%
		Poland (Republic of)
PLN	4,095	4.75%, 10/25/2016	1,390
PLN	13,196	5.25%, 10/25/2017 - 10/25/2020	4,600
PLN	10,655	5.50%, 04/25/2015 - 10/25/2019	3,616
PLN	21,561	5.75%, 04/25/2014 - 04/25/2029	7,551
			17,157
		Romania - 1.9%
		Romania (Republic of)
RON	3,720	5.80%, 10/26/2015	1,184
RON	9,040	5.85%, 07/28/2014	2,821
RON	2,120	5.95%, 06/11/2021	690
			4,695
		Russia - 5.5%
		Russia (Federation of)
RUB	9,545	6.80%, 12/11/2019	297
RUB	7,230	6.90%, 08/03/2016 Δ	229
RUB	70,250	7.05%, 01/19/2028	2,102
RUB	38,125	7.10%, 03/13/2014 Δ	1,194
RUB	9,600	7.35%, 01/20/2016 Δ	306
RUB	95,000	7.85%, 03/10/2018 §	3,080
RUB	194,271	8.15%, 02/03/2027 Δ	6,424
			13,632
		Slovenia - 0.6%
		Slovenia (Republic of)
EUR	255	4.13%, 01/26/2020 §	319
EUR	965	4.63%, 09/09/2024 §	1,139
EUR	140	5.13%, 03/30/2026 §	169
			1,627

The accompanying notes are an integral part of these financial statements.

9

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬				Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 59.3% - (continued)
		South Africa - 4.5%
		South Africa (Republic of)
ZAR	33,927	6.25%, 03/31/2036		$2,533
ZAR	40,085	7.00%, 02/28/2031		3,405
ZAR	9,970	7.50%, 01/15/2014		997
ZAR	1,885	8.00%, 12/21/2018		198
ZAR	22,255	8.75%, 02/28/2048		2,142
ZAR	16,070	10.50%, 12/21/2026		1,921
				11,196
		South Korea - 2.3%
		Korea (Republic of)
KRW	2,748,580	3.25%, 12/10/2014		2,607
KRW	1,441,680	3.50%, 06/10/2014		1,366
KRW	1,970,990	4.50%, 03/10/2015		1,901
				5,874
		Turkey - 4.6%
		Turkey (Republic of)
TRY	3,434	2.50%, 05/04/2016 ◄		1,772
TRY	5,393	3.00%, 02/23/2022 ◄		2,830
TRY	5,292	4.00%, 04/29/2015 - 04/01/2020 ◄		2,861
TRY	6,345	9.00%, 03/05/2014 - 01/27/2016		3,205
TRY	1,635	11.00%, 08/06/2014		840
				11,508
		Total foreign government obligations
		(cost $155,529)		$148,015

		Total long-term investments (cost $230,518)		$221,731

SHORT-TERM INVESTMENTS - 8.2%
		Repurchase Agreements - 6.9%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,390, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $1,418)
	$1,390	0.10%, 10/31/2013		$1,390
		Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $481, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $491)
	481	0.09%, 10/31/2013		481
		Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $2,230, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $2,275)
	2,230	0.08%, 10/31/2013		2,230
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $6,324,
collateralized by U.S. Treasury Bill
0.01% - 0.35%, 2013 - 2014, U.S.
Treasury Bond 2.75% - 8.75%, 2017 -
2042, U.S. Treasury Note 0.25% -
		4.75%, 2013 - 2022, value of $6,450)
	6,324	0.09%, 10/31/2013		6,324
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $2,550,
collateralized by FHLMC 2.50% -
7.50%, 2026 - 2043, FNMA 3.00% -
7.00%, 2026 - 2043, GNMA 2.67% -
		5.00%, 2024 - 2048, value of $2,601)
	2,550	0.12%, 10/31/2013		2,550
		RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,505, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $1,535)
	1,505	0.09%, 10/31/2013		1,505
		TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $2,649, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $2,707)
	2,649	0.10%, 10/31/2013		2,649
		UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $13, collateralized by U.S. Treasury Note 0.63%, 2017, value of $13)
	13	0.09%, 10/31/2013		13
				17,142
		Treasury Bills - 1.3%
		Foreign Governments - 1.3%
		Nigeria (Federal Republic of)
NGN	199,127	11.72%, 4/10/2014 ○		1,185
NGN	154,929	12.52%, 3/20/2014 ○		930
NGN	120,288	13.75%, 1/30/2014 - 2/20/2014 ○		732
NGN	86,322	13.80%, 2/13/2014 ○		525
				3,372
		Total short-term investments
		(cost $20,526)		$20,514

		Total investments
		(cost $251,044) ▲	97.1%	$242,245
		Other assets and liabilities	2.9%	7,335
		Total net assets	100.0%	$249,580

The accompanying notes are an integral part of these financial statements.

10

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $251,064 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,566
Unrealized Depreciation	(12,385)
Net Unrealized Depreciation	$(8,819)

Ω	Debt security in default due to bankruptcy.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $270 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $481, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2013.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $17,875, which represents 7.2% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $54,724, which represents 21.9% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
10/2013	$290	Odbrcht Offshore Drilling Finance Ltd., 6.75%, 10/01/2022 - Reg S	$299

At October 31, 2013, the aggregate value of these securities was $302, which represents 0.1% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the next call date.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
ARS	Buy	01/10/2014	UBS	$292	$304	$12
ARS	Sell	01/10/2014	UBS	311	304	7
AUD	Buy	12/18/2013	WEST	2,065	2,068	3
AUD	Sell	12/18/2013	WEST	2,029	2,068	(39)
BRL	Buy	12/18/2013	BCLY	475	463	(12)
BRL	Buy	12/03/2013	MSC	169	167	(2)
BRL	Buy	12/03/2013	RBC	12,081	12,961	880
BRL	Buy	12/03/2013	SCB	1,412	1,450	38
BRL	Buy	12/03/2013	UBS	813	851	38
BRL	Buy	12/18/2013	UBS	698	682	(16)
BRL	Sell	12/03/2013	RBC	3,894	4,178	(284)
BRL	Sell	12/03/2013	SCB	1,233	1,309	(76)

The accompanying notes are an integral part of these financial statements.

11

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BRL	Sell	12/18/2013	SCB	$809	$790	$19
BRL	Sell	12/03/2013	UBS	782	777	5
BRL	Sell	12/18/2013	UBS	1,374	1,366	8
CAD	Buy	12/18/2013	RBS	356	354	(2)
CAD	Sell	12/18/2013	RBS	2,392	2,376	16
CLP	Buy	12/18/2013	BNP	539	533	(6)
CLP	Buy	12/09/2013	BOA	1,325	1,280	(45)
CLP	Buy	12/09/2013	SSG	3,962	3,840	(122)
CLP	Sell	12/18/2013	BNP	2,288	2,261	27
CLP	Sell	12/09/2013	SCB	5,368	5,120	248
CNY	Buy	11/14/2014	JPM	2,550	2,702	152
CNY	Sell	11/14/2014	DEUT	824	850	(26)
CNY	Sell	11/14/2014	JPM	1,800	1,852	(52)
COP	Buy	12/18/2013	SCB	2,844	2,867	23
COP	Buy	12/18/2013	UBS	3,257	3,326	69
COP	Sell	12/18/2013	BNP	1,267	1,286	(19)
COP	Sell	12/18/2013	CSFB	737	735	2
COP	Sell	12/18/2013	SCB	221	220	1
COP	Sell	12/18/2013	SCB	1,475	1,481	(6)
COP	Sell	12/18/2013	UBS	7,593	7,733	(140)
CZK	Buy	12/18/2013	BOA	157	157	–
CZK	Buy	12/18/2013	CSFB	659	673	14
CZK	Sell	12/18/2013	CSFB	2,327	2,375	(48)
EUR	Buy	12/18/2013	CSFB	707	722	15
EUR	Buy	12/18/2013	CSFB	372	371	(1)
EUR	Buy	12/18/2013	DEUT	1,050	1,059	9
EUR	Buy	12/18/2013	RBS	707	722	15
EUR	Sell	12/18/2013	BOA	102	102	–
EUR	Sell	12/18/2013	CSFB	2,657	2,713	(56)
EUR	Sell	12/18/2013	RBS	2,657	2,713	(56)
HUF	Buy	12/18/2013	BOA	2,608	2,713	105
HUF	Buy	12/18/2013	JPM	1,273	1,283	10
HUF	Buy	12/18/2013	MSC	66	64	(2)
HUF	Buy	12/18/2013	UBS	543	529	(14)
HUF	Sell	12/18/2013	BOA	7,618	7,924	(306)
HUF	Sell	12/18/2013	CSFB	852	864	(12)
HUF	Sell	12/18/2013	DEUT	816	799	17
HUF	Sell	12/18/2013	JPM	431	420	11
HUF	Sell	12/18/2013	JPM	442	443	(1)
HUF	Sell	12/18/2013	RBS	405	406	(1)
IDR	Buy	12/18/2013	DEUT	361	368	7
IDR	Buy	12/18/2013	HSBC	928	934	6
IDR	Buy	11/22/2013	JPM	348	367	19
IDR	Buy	12/18/2013	SCB	653	681	28
IDR	Buy	11/22/2013	UBS	16,141	15,312	(829)
IDR	Sell	12/18/2013	DEUT	372	378	(6)
IDR	Sell	11/22/2013	SCB	834	867	(33)
IDR	Sell	12/18/2013	SCB	526	515	11
IDR	Sell	12/18/2013	UBS	9,461	9,667	(206)
ILS	Sell	12/18/2013	BNP	996	1,008	(12)
ISN	Buy	11/06/2013	CBK	277	280	3
ISN	Buy	11/15/2013	CBK	1,464	1,518	54
ISN	Buy	02/06/2014	CBK	334	354	20
ISN	Buy	02/06/2014	CBK	1,109	1,032	(77)
ISN	Sell	11/06/2013	CBK	285	280	5
ISN	Sell	11/15/2013	CBK	568	554	14
KRW	Buy	12/18/2013	BCLY	2,165	2,221	56
KRW	Buy	12/18/2013	HSBC	665	674	9

The accompanying notes are an integral part of these financial statements.

12

Foreign Currency Contracts Outstanding at October 31, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
KRW	Buy	12/18/2013	JPM	$653	$654	$1
KRW	Sell	12/18/2013	SCB	8,341	8,525	(184)
KZT	Sell	11/22/2013	JPM	1,863	1,905	(42)
KZT	Sell	11/22/2013	MSC	1,922	1,938	(16)
MXN	Buy	12/18/2013	BCLY	936	925	(11)
MXN	Buy	12/18/2013	HSBC	12,165	12,246	81
MXN	Buy	11/01/2013	RBC	1,065	1,052	(13)
MXN	Buy	12/18/2013	RBC	2,081	2,057	(24)
MXN	Buy	12/18/2013	SCB	3,023	3,020	(3)
MXN	Buy	12/18/2013	UBS	945	940	(5)
MXN	Sell	12/18/2013	BOA	1,554	1,569	(15)
MXN	Sell	12/18/2013	DEUT	421	418	3
MXN	Sell	12/18/2013	RBC	1,759	1,734	25
MXN	Sell	12/18/2013	SCB	688	687	1
MXN	Sell	12/18/2013	UBS	1,192	1,183	9
MXN	Sell	12/18/2013	UBS	1,354	1,364	(10)
MYR	Buy	12/18/2013	BCLY	382	382	–
MYR	Buy	12/18/2013	BOA	1,053	1,096	43
MYR	Buy	12/18/2013	CSFB	11,854	12,276	422
MYR	Buy	12/18/2013	DEUT	816	817	1
MYR	Buy	12/18/2013	JPM	315	325	10
MYR	Buy	12/18/2013	UBS	1,135	1,137	2
MYR	Sell	12/18/2013	BCLY	804	811	(7)
MYR	Sell	12/18/2013	HSBC	487	490	(3)
MYR	Sell	12/18/2013	JPM	1,355	1,399	(44)
MYR	Sell	12/18/2013	SCB	753	758	(5)
NGN	Buy	12/18/2013	CBK	636	659	23
NGN	Sell	12/18/2013	CBK	2,841	2,952	(111)
NGN	Sell	12/18/2013	JPM	586	595	(9)
NZD	Buy	12/18/2013	BOA	137	136	(1)
NZD	Buy	12/18/2013	CSFB	1,089	1,082	(7)
NZD	Buy	12/18/2013	HSBC	1,089	1,082	(7)
NZD	Sell	12/18/2013	BOA	2,085	2,074	11
NZD	Sell	12/18/2013	WEST	2,105	2,165	(60)
PEN	Buy	12/18/2013	BNP	1,089	1,094	5
PEN	Buy	12/18/2013	BOA	588	591	3
PEN	Buy	12/18/2013	SSG	1,177	1,182	5
PEN	Buy	12/18/2013	UBS	608	613	5
PEN	Sell	12/18/2013	BOA	2,214	2,224	(10)
PEN	Sell	12/18/2013	SSG	4,998	5,021	(23)
PEN	Sell	12/18/2013	UBS	2,289	2,307	(18)
PHP	Buy	12/18/2013	CSFB	4,646	4,696	50
PHP	Sell	12/18/2013	BCLY	2,192	2,202	(10)
PHP	Sell	12/18/2013	CSFB	440	445	(5)
PLN	Buy	12/18/2013	BNP	11,844	12,256	412
PLN	Buy	12/18/2013	DEUT	873	865	(8)
PLN	Buy	12/18/2013	GSC	550	566	16
PLN	Buy	12/18/2013	JPM	550	566	16
PLN	Buy	12/18/2013	JPM	315	312	(3)
PLN	Buy	12/18/2013	UBS	1,099	1,104	5
PLN	Buy	12/18/2013	UBS	450	443	(7)
PLN	Sell	12/18/2013	BNP	7,088	7,334	(246)
PLN	Sell	12/18/2013	DEUT	848	841	7
PLN	Sell	12/18/2013	DEUT	2,492	2,531	(39)
PLN	Sell	12/18/2013	JPM	1,325	1,334	(9)
PLN	Sell	12/18/2013	NAB	407	399	8
RON	Sell	12/18/2013	CBK	429	444	(15)
RON	Sell	12/18/2013	DEUT	112	116	(4)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
RON	Sell	12/18/2013	JPM	$1,881	$1,910	$(29)
RUB	Buy	12/18/2013	CBK	322	320	(2)
RUB	Buy	12/18/2013	CSFB	399	398	(1)
RUB	Buy	12/18/2013	HSBC	574	575	1
RUB	Buy	12/18/2013	JPM	812	809	(3)
RUB	Buy	12/18/2013	MSC	2,233	2,321	88
RUB	Buy	12/18/2013	RBS	5,426	5,597	171
RUB	Buy	12/18/2013	UBS	700	705	5
RUB	Sell	12/18/2013	JPM	429	424	5
RUB	Sell	12/18/2013	JPM	1,988	2,011	(23)
RUB	Sell	12/18/2013	RBS	4,833	4,975	(142)
SGD	Buy	12/18/2013	CSFB	694	708	14
SGD	Buy	12/18/2013	JPM	1,738	1,755	17
SGD	Sell	12/18/2013	CSFB	1,719	1,755	(36)
SGD	Sell	12/18/2013	JPM	701	708	(7)
THB	Buy	12/18/2013	BOA	14,277	14,596	319
THB	Buy	12/18/2013	JPM	3,083	3,094	11
THB	Buy	12/18/2013	UBS	988	993	5
THB	Sell	12/18/2013	JPM	1,628	1,635	(7)
TRY	Buy	12/18/2013	JPM	1,147	1,167	20
TRY	Buy	12/18/2013	JPM	599	594	(5)
TRY	Buy	12/18/2013	RBS	10,337	10,559	222
TRY	Buy	12/18/2013	UBS	408	412	4
TRY	Buy	12/18/2013	UBS	701	698	(3)
TRY	Sell	12/18/2013	JPM	548	544	4
TRY	Sell	12/18/2013	JPM	1,223	1,244	(21)
TRY	Sell	12/18/2013	RBS	4,483	4,579	(96)
UYU	Sell	11/12/2013	CBK	833	850	(17)
UYU	Sell	11/27/2013	JPM	116	117	(1)
ZAR	Buy	12/18/2013	RBS	10,680	10,646	(34)
ZAR	Buy	12/18/2013	UBS	351	348	(3)
ZAR	Sell	12/18/2013	DEUT	1,450	1,460	(10)
ZAR	Sell	12/18/2013	JPM	1,075	1,064	11
ZAR	Sell	12/18/2013	RBS	371	370	1
						$117

The accompanying notes are an integral part of these financial statements.

14

Credit Default Swap Contracts Outstanding at October 31, 2013

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
China (People's Republic of)	BCLY	$650	(1.00)% / 0.59%	12/20/17	$(8)	$(11)	$(3)
China (People's Republic of)	BCLY	580	(1.00)% / 0.55%	09/20/17	12	(10)	(22)
China (People's Republic of)	BOA	465	(1.00)% / 0.59%	12/20/17	(6)	(8)	(2)
China (People's Republic of)	DEUT	51	(1.00)% / 0.55%	09/20/17	1	(1)	(2)
China (People's Republic of)	DEUT	1,115	(1.00)% / 0.55%	09/20/17	–	(19)	(19)
Total					$(1)	$(49)	$(48)
Sell protection:
China (People's Republic of)	BCLY	$650	1.00% / 0.13%	12/20/14	$11	$6	$(5)
China (People's Republic of)	BOA	451	1.00% / 0.13%	12/20/14	8	5	(3)
China (People's Republic of)	DEUT	1,100	1.00% / 0.12%	09/20/14	16	9	(7)
Total					$35	$20	$(15)
Total single-name issues					$34	$(29)	$(63)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2013. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Interest Rate Swap Contracts Outstanding at October 31, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	3.05% Fixed	KRW CD KSDA	KRW	1,085,714	09/06/22	$–	$17	$17
BCLY	3.44% Fixed	KRW CD KSDA	KRW	264,538	07/03/22	–	(5)	(5)
BCLY	3.69% Fixed	KRW CD KSDA	KRW	99,625	08/12/31	–	(4)	(4)
BCLY	3M TELBOR	5.09% Fixed	ILS	2,845	12/20/22	–	9	9
BOA	3.27% Fixed	KRW CD KSDA	KRW	2,449,505	12/04/22	–	21	21
BOA	BZDIOVRA	10.00% Fixed	BRL	2,644	01/04/21	–	(131)	(131)
BOA	BZDIOVRA	8.23% Fixed	BRL	7,941	01/02/15	–	(71)	(71)
BOA	BZDIOVRA	8.95% Fixed	BRL	1,873	01/02/23	–	(180)	(180)
DEUT	2.30% Fixed	CLP TNA ABIF	CLP	115,870	12/06/17	–	(7)	(7)
DEUT	2.33% Fixed	CLP TNA ABIF	CLP	115,895	12/07/17	–	(7)	(7)
DEUT	3.10% Fixed	KRW CD KSDA	KRW	1,003,708	08/31/32	–	41	41
DEUT	3.24% Fixed	KRW CD KSDA	KRW	1,591,985	12/04/22	–	15	15
DEUT	3.27% Fixed	KRW CD KSDA	KRW	7,547,086	08/23/22	–	55	55
DEUT	3.71% Fixed	KRW CD KSDA	KRW	275,100	11/03/31	–	(12)	(12)
DEUT	3.79% Fixed	KRW CD KSDA	KRW	598,543	04/03/22	–	(25)	(25)
DEUT	BZDIOVRA	10.50% Fixed	BRL	333	01/02/17	–	3	3
DEUT	BZDIOVRA	10.55% Fixed	BRL	692	01/02/17	–	7	7
DEUT	BZDIOVRA	10.61% Fixed	BRL	347	01/02/17	–	4	4
DEUT	BZDIOVRA	9.12% Fixed	BRL	7,875	01/02/17	–	(221)	(221)
DEUT	CLP TNA ABIF	5.35% Fixed	CLP	115,870	12/06/17	–	8	8
DEUT	CLP TNA ABIF	5.37% Fixed	CLP	115,895	12/07/17	–	8	8
DEUT	KRW CD KSDA	2.65% Fixed	KRW	4,961,760	09/06/15	–	(9)	(9)
DEUT	KRW CD KSDA	2.73% Fixed	KRW	4,961,445	09/03/15	–	(3)	(3)
DEUT	MXIBTIIE	6.15% Fixed	MXN	6,120	05/26/23	–	(13)	(13)

The accompanying notes are an integral part of these financial statements.

15

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Interest Rate Swap Contracts Outstanding at October 31, 2013 - (continued)

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
GSC	1.38% Fixed	6M CZK PRIBOR	CZK	20,820	03/20/23	$–	$38	$38
GSC	1.45% Fixed	6M CZK PRIBOR	CZK	21,335	03/20/23	–	32	32
GSC	1.56% Fixed	6M CZK PRIBOR	CZK	47,600	03/20/23	–	46	46
GSC	2.13% Fixed	CLP TNA ABIF	CLP	120,660	09/10/17	–	(8)	(8)
GSC	2.15% Fixed	CLP TNA ABIF	CLP	244,290	11/20/17	–	(14)	(14)
GSC	2.18% Fixed	6M CZK PRIBOR	CZK	27,050	06/08/22	–	6	6
GSC	2.19% Fixed	CLP TNA ABIF	CLP	244,440	11/23/17	–	(14)	(14)
GSC	2.23% Fixed	6M CZK PRIBOR	CZK	40,358	09/07/22	–	10	10
GSC	3M JIBAR	7.00% Fixed	ZAR	7,109	08/21/27	–	(84)	(84)
GSC	3M TELBOR	5.06% Fixed	ILS	4,240	03/21/23	–	7	7
GSC	BZDIOVRA	10.64% Fixed	BRL	2,177	01/02/17	–	(55)	(55)
GSC	CLP TNA ABIF	5.02% Fixed	CLP	120,700	09/10/17	–	5	5
GSC	CLP TNA ABIF	5.15% Fixed	CLP	261,610	11/20/17	–	14	14
GSC	CLP TNA ABIF	5.22% Fixed	CLP	261,605	11/23/17	–	15	15
JPM	2.08% Fixed	6M CZK PRIBOR	CZK	53,650	12/19/22	–	42	42
JPM	2.12% Fixed	6M CZK PRIBOR	CZK	46,075	03/21/23	–	37	37
JPM	2.18% Fixed	6M CZK PRIBOR	CZK	12,640	08/21/22	–	4	4
JPM	2.23% Fixed	6M CZK PRIBOR	CZK	12,645	08/21/22	–	3	3
JPM	2.25% Fixed	6M CZK PRIBOR	CZK	18,965	08/21/22	–	3	3
JPM	2.30% Fixed	6M CZK PRIBOR	CZK	33,954	08/21/22	–	2	2
JPM	2.32% Fixed	6M CZK PRIBOR	CZK	6,940	08/21/22	–	–	–
JPM	2.34% Fixed	6M CZK PRIBOR	CZK	15,650	05/21/22	–	(3)	(3)
JPM	2.39% Fixed	6M CZK PRIBOR	CZK	11,440	05/21/22	–	(4)	(4)
JPM	3M JIBAR	8.03% Fixed	ZAR	12,835	08/18/23	–	4	4
JPM	3M TELBOR	5.03% Fixed	ILS	6,335	12/20/22	–	15	15
JPM	3M TELBOR	5.06% Fixed	ILS	1,760	12/20/22	–	5	5
JPM	3M TELBOR	5.11% Fixed	ILS	1,685	12/20/22	–	6	6
JPM	4.13% Fixed	KRW CD KSDA	KRW	371,000	06/21/31	–	(36)	(36)
JPM	6M CZK PRIBOR	0.92% Fixed	CZK	39,210	11/06/17	–	(5)	(5)
MSC	2.58% Fixed	6M CZK PRIBOR	CZK	8,000	05/09/22	–	(6)	(6)
MSC	2.60% Fixed	6M CZK PRIBOR	CZK	34,520	05/09/22	–	(30)	(30)
MSC	BZDIOVRA	10.22% Fixed	BRL	2,606	01/04/21	–	(111)	(111)
						$–	$(576)	$(576)

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

16

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
RBC	RBC Dominion Securities
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	EURO
HUF	Hungarian Forint
IDR	Indonesian New Rupiah
ILS	Israeli New Shekel
ISN	Icelandic Krona
KRW	South Korean Won
KZT	Kazakhstani Tenge
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish New Zloty
RON	New Romanian Leu
RUB	New Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
UYU	Uruguayan Peso
ZAR	South African Rand
ZMK	Zambian Kwacha

Other Abbreviations:
ABIF	Chile Association of Banks and Financial Institutions
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CD	Certificate of Deposit
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
JIBAR	Johannesburg Interbank Agreed Rate
KSDA	Korea Securities Dealers Association
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
PRIBOR	Prague Interbank Offered Rate
TELBOR	Tel Aviv Interbank Offered Rate
TNA	Tasa Nominal Annual

The accompanying notes are an integral part of these financial statements.

17

The Hartford Emerging Markets Local Debt Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Corporate Bonds	$73,716	$–	$72,354	$1,362
Foreign Government Obligations	148,015	–	147,161	854
Short-Term Investments	20,514	–	20,514	–
Total	$242,245	$–	$240,029	$2,216
Foreign Currency Contracts *	4,038	–	4,038	–
Interest Rate Swaps *	482	–	482	–
Total	$4,520	$–	$4,520	$–
Liabilities:
Credit Default Swaps *	63	–	63	–
Foreign Currency Contracts *	3,921	–	3,921	–
Interest Rate Swaps *	1,058	–	1,058	–
Total	$5,042	$–	$5,042	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2013
Assets:
Corporate Bonds and Foreign Government Obligations	$4,847	$223	$(362	)†	$9	$1,352	$(3,340)	$—	$(513)	$2,216
Total	$4,847	$223	$(362)		$9	$1,352	$(3,340)	$—	$(513)	$2,216

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $26.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Emerging Markets Local Debt Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $251,044)	$242,245
Cash	1,627
Foreign currency on deposit with custodian (cost $126)	126
Unrealized appreciation on foreign currency contracts	4,038
Unrealized appreciation on OTC swap contracts	482
Receivables:
Investment securities sold	2,021
Fund shares sold	6,384
Dividends and interest	3,804
OTC swap premiums paid	48
Other assets	73
Total assets	260,848
Liabilities:
Unrealized depreciation on foreign currency contracts	3,921
Unrealized depreciation on OTC swap contracts	1,121
Payables:
Investment securities purchased	4,368
Fund shares redeemed	1,417
Investment management fees	48
Administrative fees	—
Distribution fees	3
Collateral received from broker	270
Accrued expenses	45
OTC swap premiums received	14
Other liabilities	61
Total liabilities	11,268
Net assets	$249,580
Summary of Net Assets:
Capital stock and paid-in-capital	$260,388
Distributions in excess of net investment income	(1,574)
Accumulated net realized gain	82
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(9,316)
Net assets	$249,580

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.51/$9.96
Shares outstanding	2,604
Net assets	$24,773
Class C: Net asset value per share	$9.50
Shares outstanding	661
Net assets	$6,280
Class I: Net asset value per share	$9.50
Shares outstanding	3,501
Net assets	$33,259
Class R3: Net asset value per share	$9.50
Shares outstanding	221
Net assets	$2,097
Class R4: Net asset value per share	$9.50
Shares outstanding	228
Net assets	$2,165
Class R5: Net asset value per share	$9.51
Shares outstanding	220
Net assets	$2,095
Class Y: Net asset value per share	$9.47
Shares outstanding	18,888
Net assets	$178,911

The accompanying notes are an integral part of these financial statements.

19

The Hartford Emerging Markets Local Debt Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Interest	$11,538
Less: Foreign tax withheld	(178)
Total investment income	11,360

Expenses:
Investment management fees	2,099
Administrative services fees
Class R3	4
Class R4	3
Class R5	2
Transfer agent fees
Class A	25
Class C	5
Class I	43
Class R3	—
Class R4	—
Class R5	—
Class Y	2
Distribution fees
Class A	61
Class C	52
Class R3	11
Class R4	5
Custodian fees	118
Accounting services fees	42
Registration and filing fees	89
Board of Directors' fees	5
Audit fees	11
Other expenses	24
Total expenses (before waivers and fees paid indirectly)	2,601
Expense waivers	(507)
Custodian fee offset	—
Total waivers and fees paid indirectly	(507)
Total expenses, net	2,094
Net Investment Income	9,266
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	987
Less: Foreign taxes paid on realized capital gains	(63)
Net realized gain on swap contracts	87
Net realized loss on foreign currency contracts	(2,709)
Net realized gain on other foreign currency transactions	350
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,348)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(13,206)
Net unrealized depreciation of swap contracts	(875)
Net unrealized depreciation of foreign currency contracts	(239)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(17)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(14,337)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(15,685)
Net Decrease in Net Assets Resulting from Operations	$(6,419)

The accompanying notes are an integral part of these financial statements.

20

The Hartford Emerging Markets Local Debt Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$9,266	$3,544
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(1,348)	989
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(14,337)	6,781
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,419)	11,314
Distributions to Shareholders:
From net investment income
Class A	(959)	(522)
Class C	(171)	(91)
Class I	(1,623)	(623)
Class R3	(78)	(56)
Class R4	(85)	(61)
Class R5	(90)	(67)
Class Y	(5,959)	(1,485)
Total from net investment income	(8,965)	(2,905)
From net realized gain on investments
Class A	(119)	—
Class C	(22)	—
Class I	(136)	—
Class R3	(12)	—
Class R4	(12)	—
Class R5	(12)	—
Class Y	(455)	—
Total from net realized gain on investments	(768)	—
Total distributions	(9,733)	(2,905)
Capital Share Transactions:
Class A	6,043	1,200
Class C	2,776	(608)
Class I	13,795	13,211
Class R3	96	61
Class R4	180	61
Class R5	102	67
Class Y	113,279	57,056
Net increase from capital share transactions	136,271	71,048
Net Increase in Net Assets	120,119	79,457
Net Assets:
Beginning of period	129,461	50,004
End of period	$249,580	$129,461
Undistributed (distribution in excess of) net investment income	$(1,574)	$17

The accompanying notes are an integral part of these financial statements.

21

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Emerging Markets Local Debt Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance

22

that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted

23

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The amount of foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

24

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Dividends from net investment income are declared and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

25

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

26

b)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions, credit spreads, currency exchange rates, interest rates and other relevant factors.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, minimum daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Cross Currency Swap Contracts – The Fund may enter into cross currency swap contracts to gain or mitigate exposure on currency risk. Cross currency swap contracts involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rate terms in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. The Fund had no outstanding cross currency swap contracts as of October 31, 2013.

27

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2013.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swap contracts as of October 31, 2013.

28

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$4,038	$—	$—	$—	$—	$4,038
Unrealized appreciation on OTC swap contracts	482	—	—	—	—	—	482
Total	$482	$4,038	$—	$—	$—	$—	$4,520

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3,921	$—	$—	$—	$—	$3,921
Unrealized depreciation on OTC swap contracts	1,058	—	63	—	—	—	1,121
Total	$1,058	$3,921	$63	$—	$—	$—	$5,042

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$165	$(14)	$(64)	$—	$—	$—	$87
Net realized loss on foreign currency contracts	—	(2,709)	—	—	—	—	(2,709)
Total	$165	$(2,723)	$(64)	$—	$—	$—	$(2,622)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$(841)	$5	$(39)	$—	$—	$—	$(875)
Net change in unrealized depreciation of foreign currency contracts	—	(239)	—	—	—	—	(239)
Total	$(841)	$(234)	$(39)	$—	$—	$—	$(1,114)

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the

29

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$8,056	$2,903
Long-Term Capital Gains ‡	1,679	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

30

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Long-Term Capital Gain	$162
Unrealized Depreciation *	(10,947)
Total Accumulated Deficit	$(10,785)

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(1,892)
Accumulated Net Realized Gain (Loss)	1,892

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the

31

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.0000%
On next $250 million	0.9500%
On next $4.5 billion	0.9000%
On next $5 billion	0.8975%
Over $10 billion	0.8950%

The investment manager contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	1.00%	1.55%	1.25%	0.95%	0.90%

32

d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.25%
Class C	1.99
Class I	1.00
Class R3	1.55
Class R4	1.25
Class R5	0.95
Class Y	0.90

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $92 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

33

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	17%
Class C	33
Class R3	98
Class R4	96
Class R5	100
Class Y	2

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$298,530
Sales Proceeds Excluding U.S. Government Obligations	181,443

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	1,631	109	(1,175)	565	1,043	55	(995)	103
Amount	$16,552	$1,073	$(11,582)	$6,043	$10,018	$516	$(9,334)	$1,200
Class C
Shares	361	18	(102)	277	57	10	(135)	(68)
Amount	$3,613	$173	$(1,010)	$2,776	$542	$90	$(1,240)	$(608)
Class I
Shares	4,661	124	(3,648)	1,137	1,711	66	(377)	1,400
Amount	$47,321	$1,227	$(34,753)	$13,795	$16,172	$623	$(3,584)	$13,211
Class R3
Shares	3	9	(2)	10	1	6	—	7
Amount	$29	$90	$(23)	$96	$5	$56	$—	$61
Class R4
Shares	9	10	—	19	—	6	—	6
Amount	$84	$96	$—	$180	$—	$61	$—	$61
Class R5
Shares	—	10	—	10	—	7	—	7
Amount	$—	$102	$—	$102	$—	$67	$—	$67
Class Y
Shares	21,620	619	(10,887)	11,352	6,404	156	(479)	6,081
Amount	$211,076	$6,060	$(103,857)	$113,279	$59,837	$1,485	$(4,266)	$57,056
Total
Shares	28,285	899	(15,814)	13,370	9,216	306	(1,986)	7,536
Amount	$278,675	$8,821	$(151,225)	$136,271	$86,574	$2,898	$(18,424)	$71,048

34

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

35

The Hartford Emerging Markets Local Debt Fund
Financial Highlights

	- Selected Per-Share Data - (A)											- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income		Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$10.02	$0.41	$(0.47)	$(0.06)	$(0.39)		$(0.06)	$(0.45)	$9.51	(0.70)%		$24,773	1.49%		1.25%		4.16%
C	10.01	0.34	(0.47)	(0.13)	(0.32)		(0.06)	(0.38)	9.50	(1.40)		6,280	2.22		1.99		3.43
I	10.01	0.43	(0.47)	(0.04)	(0.41)		(0.06)	(0.47)	9.50	(0.45)		33,259	1.25		1.00		4.41
R3	10.01	0.38	(0.47)	(0.09)	(0.36)		(0.06)	(0.42)	9.50	(1.01)		2,097	1.84		1.55		3.86
R4	10.01	0.41	(0.47)	(0.06)	(0.39)		(0.06)	(0.45)	9.50	(0.71)		2,165	1.54		1.25		4.16
R5	10.01	0.44	(0.46)	(0.02)	(0.42)		(0.06)	(0.48)	9.51	(0.31)		2,095	1.24		0.95		4.46
Y	9.98	0.44	(0.47)	(0.03)	(0.42)		(0.06)	(0.48)	9.47	(0.36)		178,911	1.14		0.90		4.50

For the Year Ended October 31, 2012
A	$9.24	$0.37	$0.71	$1.08	$(0.30)		$–	$(0.30)	$10.02	11.96%		$20,430	1.65%		1.24%		3.96%
C	9.24	0.30	0.70	1.00	(0.23)		–	(0.23)	10.01	11.03		3,846	2.38		1.97		3.22
I	9.23	0.40	0.71	1.11	(0.33)		–	(0.33)	10.01	12.28		23,655	1.37		0.96		4.27
R3	9.24	0.34	0.70	1.04	(0.27)		–	(0.27)	10.01	11.48		2,112	2.02		1.55		3.65
R4	9.24	0.37	0.70	1.07	(0.30)		–	(0.30)	10.01	11.81		2,094	1.72		1.25		3.95
R5	9.24	0.40	0.70	1.10	(0.33)		–	(0.33)	10.01	12.15		2,103	1.42		0.95		4.25
Y	9.21	0.41	0.69	1.10	(0.33)		–	(0.33)	9.98	12.25		75,221	1.31		0.90		4.37

From May 31, 2011 (commencement of operations), through October 31, 2011 (D)
A(E)	$10.00	$0.14	$(0.77)	$(0.63)	$(0.13	)(F)	$–	$(0.13)	$9.24	(6.37	)%(G)	$17,895	1.66	%(H)	1.20	%(H)	3.77	%(H)
C(E)	10.00	0.11	(0.77)	(0.66)	(0.10	)(F)	–	(0.10)	9.24	(6.64	)(G)	4,178	2.40	(H)	1.94	(H)	3.00	(H)
I(E)	10.00	0.14	(0.77)	(0.63)	(0.14	)(F)	–	(0.14)	9.23	(6.37	)(G)	8,900	1.52	(H)	1.00	(H)	3.86	(H)
R3(E)	10.00	0.14	(0.79)	(0.65)	(0.11	)(F)	–	(0.11)	9.24	(6.50	)(G)	1,888	2.05	(H)	1.55	(H)	3.48	(H)
R4(E)	10.00	0.15	(0.78)	(0.63)	(0.13	)(F)	–	(0.13)	9.24	(6.39	)(G)	1,872	1.75	(H)	1.25	(H)	3.78	(H)
R5(E)	10.00	0.16	(0.78)	(0.62)	(0.14	)(F)	–	(0.14)	9.24	(6.28	)(G)	1,874	1.45	(H)	0.95	(H)	4.08	(H)
Y(E)	10.00	0.15	(0.80)	(0.65)	(0.14	)(F)	–	(0.14)	9.21	(6.56	)(G)	13,397	1.36	(H)	0.90	(H)	4.13	(H)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Commenced operations on May 31, 2011.
(F)	The impact of Distributions from Capital was ($0.02).
(G)	Not annualized.
(H)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	95%
For the Year Ended October 31, 2012	99
From May 31, 2011 (commencement of operations), through October 31, 2011	61

36

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Emerging Markets Local Debt Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Emerging Markets Local Debt Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

37

The Hartford Emerging Markets Local Debt Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

38

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

39

The Hartford Emerging Markets Local Debt Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40

The Hartford Emerging Markets Local Debt Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

41

The Hartford Emerging Markets Local Debt Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$923.90	$6.07	$1,000.00	$1,018.89	$6.37	1.25%	184	365
Class C	$1,000.00	$920.50	$9.68	$1,000.00	$1,015.12	$10.16	2.00	184	365
Class I	$1,000.00	$925.10	$4.87	$1,000.00	$1,020.14	$5.11	1.00	184	365
Class R3	$1,000.00	$922.50	$7.51	$1,000.00	$1,017.40	$7.88	1.55	184	365
Class R4	$1,000.00	$923.90	$6.06	$1,000.00	$1,018.91	$6.36	1.25	184	365
Class R5	$1,000.00	$926.30	$4.61	$1,000.00	$1,020.42	$4.84	0.95	184	365
Class Y	$1,000.00	$925.30	$4.37	$1,000.00	$1,020.67	$4.58	0.90	184	365

42

The Hartford Emerging Markets Local Debt Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Emerging Markets Local Debt Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

43

The Hartford Emerging Markets Local Debt Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period. The Board noted recent changes to the Fund’s portfolio management team.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

44

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 5th quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The Board further noted that HFMC has temporarily agreed to lower the Fund’s expense cap on each share class, and to contractually waive 0.10% of its management fee, each through February 28, 2014. The Board noted that each of these arrangements resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

45

The Hartford Emerging Markets Local Debt Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

46

The Hartford Emerging Markets Local Debt Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks. Sovereign debt investments are subject to credit risk and the risk of default.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Non-Diversified Risk: The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund.

47

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-EMLD13 12/13 113971-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD EMERGING MARKETS RESEARCH FUND 2013 Annual Report

The Hartford Emerging Markets Research Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Emerging Markets Research Fund inception 05/31/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 5/31/11 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	Since Inception▲
Emerging Markets Research A#	8.69%	-3.54%
Emerging Markets Research A##	2.71%	-5.77%
Emerging Markets Research C#	8.03%	-4.22%
Emerging Markets Research C##	7.03%	-4.22%
Emerging Markets Research I#	9.14%	-3.21%
Emerging Markets Research R3#	8.59%	-3.78%
Emerging Markets Research R4#	8.84%	-3.49%
Emerging Markets Research R5#	9.13%	-3.23%
Emerging Markets Research Y#	9.28%	-3.11%
MSCI Emerging Markets Index	6.90%	-2.00%

▲	Inception: 05/31/2011
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 24 emerging market country indices. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Research Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Emerging Markets Research Class A	1.65%	2.05%
Emerging Markets Research Class C	2.40%	2.78%
Emerging Markets Research Class I	1.40%	1.73%
Emerging Markets Research Class R3	1.85%	2.42%
Emerging Markets Research Class R4	1.55%	2.12%
Emerging Markets Research Class R5	1.25%	1.82%
Emerging Markets Research Class Y	1.20%	1.38%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses as of the date of the Fund's most recent prospectus and reflect contractual expense waivers/reimbursements in instances when these reductions reduce the Fund's gross expenses. Certain contractual waivers/reimbursements remain in effect until February 28, 2014. Other contractual waivers/reimbursements remain in effect until February 28, 2014, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Cheryl M. Duckworth, CFA
Senior Vice President and Associate Director of Global Industry Research

How did the Fund perform?

The Class A shares of The Hartford Emerging Markets Research Fund returned 8.69%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the MSCI Emerging Markets Index, which returned 6.90% for the same period. The Fund also outperformed the 7.63% average return of the Lipper’s Emerging Markets Equity Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. Emerging Markets equities (+7%) lagged the broader global equity markets. The U.S. Federal Reserve’s (Fed) tapering discussion was the trigger that stopped the sizeable capital inflows to emerging market sovereign and corporate bond markets. However, from a balance of payments perspective, it was the steady erosion of demand from Europe, lower commodity prices, and the weakening Japanese yen that led to deteriorating external fundamentals of countries such as India, Indonesia, and Brazil. Within the benchmark, nine of ten sectors posted positive returns for the period. Information Technology (+22%), Consumer Discretionary (+14%), and Health Care (+13%) led the index higher, while Materials (-9%) and Energy (0%) lagged on a relative basis.

The Fund’s outperformance relative to the MSCI Emerging Markets Index was driven primarily by strong stock selection in the Financials, Consumer Discretionary, and Telecommunication Services sectors. This was partially offset by weaker stock selection in Energy and Consumer Staples sectors.

Top contributors to the Fund’s benchmark-relative performance were PTT Global Chemical (Materials), Hana Financial Group (Financials), and AMVIG (Materials). Shares of Thailand-based PTT Global Chemical, a fully integrated petrochemical and chemical company, moved higher as both the demand for oil and government investment in domestic infrastructure increased during the period. Shares of Hana Financial Group, a Korea-based financial holding company, rose after the company generated strong returns over the period driven by a better credit environment, an improved property market outlook and a relatively benign regulator. Shares of AMVIG, an investment holding company engaged in the printing of cigarette packages, rose as the market viewed the shift in product mix toward high-mid end products positively. Taiwan Semiconductor Manufacturing (Information Technology) and Korea-based Samsung Electronics (Information Technology) were also top contributors to the Fund’s absolute performance.

Perseus Mining (Materials), China Shenhua Energy (Energy), and Continental Gold (Materials) were the top detractors from both benchmark-relative and absolute performance during the period. Shares of Perseus Mining, a gold developer in Australia, declined after the company reported disappointing exploration results, which led to higher costs and lower production volumes than previously anticipated. Shares of China Shenhua Energy, an integrated coal-based energy company focusing on the coal and power businesses in China, declined after the company reported lackluster earnings as a result of falling coal prices. Shares of Canada-based Continental Gold, an exploration company, declined during

3

The Hartford Emerging Markets Research Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

the period amid general negative sentiment in the sector, as well as the decline in the price of gold.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

In our opinion, growth is returning globally, but the rate of improvement is widely varied across different economies. Faced with a lackluster U.S. economy and no meaningful signs of inflation, the Fed has delayed tapering, but we believe it will come. A stronger economy should bring a gradual end to the Fed’s quantitative easing by mid-2014, while we believe true tightening in the form of rising rates will come later. The long-awaited European recovery is here, we believe, but the European Central Bank will have to provide more help to the struggling euro area banking system to make this expansion last. In Japan, the unified program to boost nominal GDP growth has just begun. Many emerging markets are running policy experiments of their own, with China, Brazil, and Russia in search of new growth models as the commodity supercycle is likely a thing of the past. We believe growth in the aggregate will likely be slower than in previous upturns, yet this expansion may consequently be more resilient.

As a result of individual stock decisions, the Fund ended the period most overweight in the Consumer Discretionary sector and most underweight in the Industrials sector, relative to the Fund’s benchmark. In terms of regional allocation, the Fund ended the period most underweight in Latin America relative to the Fund’s benchmark.

Diversification by Sector

as of October 31, 2013

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.5%
Consumer Staples	6.3
Energy	13.4
Financials	28.8
Health Care	1.4
Industrials	2.5
Information Technology	15.7
Materials	10.8
Services	6.4
Utilities	3.9
Total	99.7%
Short-Term Investments	0.4
Other Assets and Liabilities	(0.1)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Emerging Markets Research Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.9%
	Argentina - 1.1%
20	Mercadolibre, Inc.	$2,710

	Bermuda - 0.1%
103	African Minerals Ltd. ●	308

	Brazil - 6.0%
404	Banco Santander Brasil S.A.	2,801
159	CETIP S.A. - Mercados Organizado	1,761
132	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,395
46	Cia Paranaense de Energia-Copel	634
175	CPFL Energias Renovaveis S.A. ●	1,035
99	Hypermarcas S.A.	864
14	Localiza Rent a Car S.A.	222
18	Lojas Americanas S.A.	132
643	Petroleo Brasileiro S.A.	5,860
65	Souza Cruz S.A.	703
		15,407
	British Virgin Islands - 0.2%
37	Arcos Dorados Holdings, Inc. Class A	439

	Canada - 0.3%
257	Ivanhoe Mines Ltd. ●	643

	Chile - 0.4%
113	S.A.C.I. Falabella	1,126

	China - 18.2%
6,048	AMVIG Holdings Ltd.	2,839
409	Anta Sports Products Ltd.	587
4,334	China Construction Bank	3,372
359	China Mobile Ltd.	3,731
727	China Overseas Grand Oceans Group Ltd.	866
1,676	China Pacific Insurance Co., Ltd.	6,055
533	China Taiping Insurance Holdings Co., Ltd. ●	832
424	China Unicom Ltd.	663
1,170	CNOOC Ltd. ‡	2,379
404	Dongfeng Motor Group Co., Ltd.	571
373	ENN Energy Holdings Ltd.	2,211
6,516	GOME Electrical Appliances Holdings Ltd.	1,008
4,895	Greatview Aseptic Packaging Co., Ltd.	3,085
2,434	Guangdong Investment Ltd.	2,095
1,419	Huabao International Holdings Ltd.	623
4,560	Industrial & Commercial Bank of China Ltd.	3,196
590	Intime Retail Group Co., Ltd.	702
3,950	PetroChina Co., Ltd.	4,498
680	Shandong Weigao Group Medical Polymer Co., Ltd.	639
262	Sinopharm Medicine Holding Co., Ltd.	710
169	Sun Art Retail Group Ltd.	276
102	Tencent Holdings Ltd.	5,535
		46,473
	Colombia - 0.2%
233	Ecopetrol S.A.	554

	Czech Republic - 0.9%
9	Komercni Banka A.S.	2,318

	Greece - 2.8%
197	Hellenic Telecommunications Organization S.A.	2,481
255	Motor Oil Hellas Corinth Refineries S.A.	3,031
1,898	Solar Capital Ltd. ●	1,700
		7,212
	Hong Kong - 4.4%
5,685	Fosun International	5,464
650	Kingboard Chemical Holdings Ltd.	1,712
555	Macau Legend Development Ltd. ●	338
271	MGM China Holdings Ltd.	936
272	NagaCorp Ltd.	251
1,912	Towngas China Co., Ltd.	1,885
150	Wynn Macau Ltd.	577
		11,163
	India - 8.5%
193	Bharat Petroleum Corp., Ltd.	1,126
455	Coal India Ltd.	2,131
27	Dr. Reddy's Laboratories Ltd. ADR	1,071
20	Glaxosmithkline Consumer Healthcare Ltd.	1,552
208	ICICI Bank Ltd.	3,766
69	ING Vysya Bank Ltd.	662
606	ITC Ltd.	3,300
232	Jyothy Laboratories Ltd.	701
276	Marico Ltd.	951
199	Reliance Industries Ltd.	2,962
77	Sun Pharmaceutical Industries Ltd.	763
79	Tata Consultancy Services Ltd.	2,730
		21,715
	Indonesia - 0.5%
11,068	Bekasi Fajar Industrial Estate Tbk PT	500
22	P.T. Telekomunikasi Indonesia ADR	876
		1,376
	Kazakhstan - 0.7%
106	KCell JSC GDR ■	1,839

	Kenya - 0.4%
9,925	Safaricom Ltd.	1,099

	Malaysia - 4.9%
1,161	AMMB Holdings Berhad	2,726
600	Axiata Group Berhad	1,306
81	British American Tobacco Malaysia Berhad	1,634
1,127	Genting Malaysia Berhad	1,542
55	Guinness Anchor Berhad	299
217	Petronas Dagangan Berhad	2,100
717	UMW Holdings Berhad	2,909
		12,516
	Mexico - 0.6%
73	America Movil S.A.B. de C.V. ADR	1,558

	Nigeria - 0.8%
15,174	Zenith Bank plc	2,052

	Papua New Guinea - 0.1%
61	New Britain Palm Oil Ltd.	386

	Philippines - 2.1%
1,426	Ayala Land, Inc.	971
2,894	LT Group, Inc.	1,112

The accompanying notes are an integral part of these financial statements.

5

The Hartford Emerging Markets Research Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.9% - (continued)
	Philippines - 2.1% - (continued)
596	Metropolitan Bank & Trust Co.	$1,228
5,277	Pepsi-Cola Products Phlippines	592
2,697	Robinsons Land Corp.	1,415
		5,318
	Poland - 2.6%
48	Bank Pekao S.A.	3,027
165	Cyfrowy Polsat S.A. ●	1,199
1,109	Polskie Gornictwo Naftowe I	2,040
98	TVA S.A.	496
		6,762
	Russia - 1.8%
23	Mail.ru Group Ltd. §	856
273	OAO Rosneft Oil Co. GDR §	2,153
73	Sberbank of Russia ■	929
46	Sberbank of Russia ADR	591
		4,529
	Singapore - 0.6%
433	Petra Foods Ltd.	1,238
93	Super Group Ltd.	315
		1,553
	South Africa - 4.5%
85	Adcock Ingram Holdings Ltd.	611
341	Discovery Ltd.	2,879
18	Imperial Holdings Ltd. ☼	373
43	Naspers Ltd.	4,002
947	Old Mutual plc	3,074
66	Woolworths Holdings Ltd. ☼	497
		11,436
	South Korea - 18.4%
71	Coway Co., Ltd.	4,037
18	Doosan Corp.	2,458
4	E-Mart Co., Ltd.	925
70	GS Holdings Corp.	3,835
147	Hana Financial Holdings	5,657
4	Hyundai Department Store Co., Ltd.	606
91	Hyundai Hysco	3,601
14	Hyundai Mobis Co., Ltd.	3,848
3	Hyundai Motor Co., Ltd.	755
5	LG Chem Ltd.	1,439
10	Samsung Electronics Co., Ltd.	13,625
105	Shinhan Financial Group Co., Ltd.	4,578
35	Shinhan Financial Group Co., Ltd. ADR	1,501
		46,865
	Sri Lanka - 0.3%
78	Ceylon Tobacco Co. plc	674

	Taiwan - 7.7%
488	Chunghwa Telecom Co., Ltd.	1,567
494	Delta Electronics, Inc.	2,569
3,077	Far Eastern New Century Corp.	3,535
1,716	Oriental Union Chemical Corp.	1,825
2,724	Taiwan Semiconductor Manufacturing Co., Ltd.	10,039
		19,535
	Thailand - 4.1%
97	Advanced Info Service Public Co., Ltd.	797
24	Bangkok Bank plc	156
401	Bangkok Bank Public Co. NVDR	2,659
197	Kasikornbank PCL	1,207
2,139	PTT Chemical Public Co., Ltd. ●	5,393
378	Supalai Public Co., Ltd.	214
		10,426
	Turkey - 0.2%
102	Turkcell Iletisim Hizmetleri A.S. ●	635

	United Kingdom - 1.5%
102	Tullow Oil plc	1,535
128	Vedanta Resources plc	2,176
		3,711
	Total common stocks
	(cost $217,332)	$242,338

PREFERRED STOCKS - 1.1%
	Brazil - 1.1%
120	Banco Itau Holding	$1,849
70	Cia Paranaense de Energie	982
		2,831
	Total preferred stocks
	(cost $2,802)	$2,831

WARRANTS - 1.4%
	Russia - 1.2%
1,550	Micex AP Generis ⌂■	$2,960

	United Kingdom - 0.2%
26	British American Tobacco ⌂	525

	Total warrants
	(cost $2,901)	$3,485

EXCHANGE TRADED FUNDS - 2.3%
	United States - 2.3%
116	Ishares Core MSCI Emerging Markets ETF	$5,849

	Total exchange traded funds
	(cost $5,950)	$5,849

	Total long-term investments (cost $228,985)	$254,503

SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $77, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $78)
$77	0.10%, 10/31/2013	$77
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $27, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $27)
27	0.09%, 10/31/2013	27

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
SHORT-TERM INVESTMENTS - 0.4% - (continued)
	Repurchase Agreements - 0.4% - (continued)
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $123, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $126)
$123	0.08%, 10/31/2013		$123
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $350,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$357)
350	0.09%, 10/31/2013		350
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $141, collateralized by FHLMC
2.50% - 7.50%, 2026 - 2043, FNMA 3.00%
- 7.00%, 2026 - 2043, GNMA 2.67% -
	5.00%, 2024 - 2048, value of $144)
141	0.12%, 10/31/2013		141
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $83, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $85)
83	0.09%, 10/31/2013		83
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $146, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $150)
146	0.10%, 10/31/2013		146
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $1, collateralized by U.S. Treasury Note 0.63%, 2017, value of $1)
1	0.09%, 10/31/2013		1
			948
	Total short-term investments
	(cost $948)		$948

	Total investments
	(cost $229,933) ▲	100.1%	$255,451
	Other assets and liabilities	(0.1)%	(220)
	Total net assets	100.0%	$255,231

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Emerging Markets Research Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $231,653 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$29,272
Unrealized Depreciation	(5,474)
Net Unrealized Appreciation	$23,798

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $5,728, which represents 2.2% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $3,009, which represents 1.2% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2013 - 07/2013	26	British American Tobacco Warrants	$381
04/2013 - 10/2013	1,550	Micex AP Generis Warrants - 144A	2,520

At October 31, 2013, the aggregate value of these securities was $3,485, which represents 1.4% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $885 at October 31, 2013.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
HKD	Sell	11/04/2013	JPM	$887	$887	$–
SGD	Buy	11/05/2013	UBS	507	505	(2)
ZAR	Buy	11/07/2013	MSC	886	885	(1)
						$(3)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
HKD	Hong Kong Dollar
SGD	Singapore Dollar
ZAR	South African Rand

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt

The accompanying notes are an integral part of these financial statements.

8

The Hartford Emerging Markets Research Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Argentina	$2,710	$2,710	$–	$–
Bermuda	308	–	308	–
Brazil	15,407	15,407	–	–
British Virgin Islands	439	439	–	–
Canada	643	643	–	–
Chile	1,126	1,126	–	–
China	46,473	639	45,834	–
Colombia	554	554	–	–
Czech Republic	2,318	–	2,318	–
Greece	7,212	–	7,212	–
Hong Kong	11,163	–	11,163	–
India	21,715	2,022	19,693	–
Indonesia	1,376	876	500	–
Kazakhstan	1,839	1,839	–	–
Kenya	1,099	1,099	–	–
Malaysia	12,516	3,734	8,782	–
Mexico	1,558	1,558	–	–
Nigeria	2,052	–	2,052	–
Papua New Guinea	386	–	386	–
Philippines	5,318	–	5,318	–
Poland	6,762	1,199	5,563	–
Russia	4,529	3,938	591	–
Singapore	1,553	–	1,553	–
South Africa	11,436	984	10,452	–
South Korea	46,865	1,501	45,364	–
Sri Lanka	674	–	674	–
Taiwan	19,535	–	19,535	–
Thailand	10,426	–	10,426	–
Turkey	635	–	635	–
United Kingdom	3,711	–	3,711	–
Total	242,338	40,268	202,070	–
Exchange Traded Funds	5,849	5,849	–	–
Preferred Stocks	2,831	982	1,849	–
Warrants	3,485	3,485	–	–
Short-Term Investments	948	–	948	–
Total	$255,451	$50,584	$204,867	$–
Liabilities:
Foreign Currency Contracts*	3	–	3	–
Total	$3	$–	$3	$–

♦	For the year ended October 31, 2013, investments valued at $3,068 were transferred from Level 1 to Level 2, and investments valued at $7,088 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Emerging Markets Research Fund
Investment Valuation Hierarchy Level Summary – (continued)
October 31, 2013
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2013
Assets:
Common Stocks	$—	$(78)	$78	$—	$—	$—	$—	$—	$—
Total	$—	$(78)	$78	$—	$—	$—	$—	$—	$—

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Emerging Markets Research Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $229,933)	$255,451
Cash	—
Foreign currency on deposit with custodian (cost $24)	24
Receivables:
Investment securities sold	887
Fund shares sold	93
Dividends and interest	230
Other assets	72
Total assets	256,757
Liabilities:
Unrealized depreciation on foreign currency contracts	3
Payables:
Investment securities purchased	1,390
Fund shares redeemed	45
Investment management fees	59
Administrative fees	—
Distribution fees	1
Accrued expenses	28
Total liabilities	1,526
Net assets	$255,231
Summary of Net Assets:
Capital stock and paid-in-capital	$227,089
Undistributed net investment income	2,000
Accumulated net realized gain	630
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	25,512
Net assets	$255,231

Shares authorized	600,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.16/$9.69
Shares outstanding	889
Net assets	$8,141
Class C: Net asset value per share	$9.01
Shares outstanding	301
Net assets	$2,712
Class I: Net asset value per share	$9.15
Shares outstanding	250
Net assets	$2,290
Class R3: Net asset value per share	$9.09
Shares outstanding	211
Net assets	$1,918
Class R4: Net asset value per share	$9.13
Shares outstanding	201
Net assets	$1,835
Class R5: Net asset value per share	$9.15
Shares outstanding	202
Net assets	$1,848
Class Y: Net asset value per share	$9.15
Shares outstanding	25,859
Net assets	$236,487

The accompanying notes are an integral part of these financial statements.

11

The Hartford Emerging Markets Research Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$6,103
Interest	3
Less: Foreign tax withheld	(588)
Total investment income	5,518

Expenses:
Investment management fees	2,711
Administrative services fees
Class R3	4
Class R4	3
Class R5	2
Transfer agent fees
Class A	15
Class C	2
Class I	—
Class R3	—
Class R4	—
Class Y	4
Distribution fees
Class A	16
Class C	24
Class R3	9
Class R4	4
Custodian fees	90
Accounting services fees	45
Registration and filing fees	76
Board of Directors' fees	6
Audit fees	27
Other expenses	67
Total expenses (before waivers and fees paid indirectly)	3,105
Expense waivers	(317)
Commission recapture	(4)
Custodian fee offset	—
Total waivers and fees paid indirectly	(321)
Total expenses, net	2,784
Net Investment Income	2,734
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	4,053
Less: Foreign taxes paid on realized capital gains	(231)
Net realized loss on foreign currency contracts	(276)
Net realized loss on other foreign currency transactions	(87)
Net Realized Gain on Investments and Foreign Currency Transactions	3,459
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	12,738
Net unrealized depreciation of foreign currency contracts	(3)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(3)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	12,732
Net Gain on Investments and Foreign Currency Transactions	16,191
Net Increase in Net Assets Resulting from Operations	$18,925

The accompanying notes are an integral part of these financial statements.

12

The Hartford Emerging Markets Research Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$2,734	$1,520
Net realized gain (loss) on investments and foreign currency transactions	3,459	(1,427)
Net unrealized appreciation of investments and foreign currency transactions	12,732	15,524
Net Increase in Net Assets Resulting from Operations	18,925	15,617
Distributions to Shareholders:
From net investment income
Class A	(1)	(2)
Class I	(17)	(3)
Class R3	(4)	—
Class R4	(9)	—
Class R5	(14)	(3)
Class Y	(1,775)	(14)
Total distributions	(1,820)	(22)
Capital Share Transactions:
Class A	(524)	2,026
Class C	445	157
Class I	152	232
Class R3	28	67
Class R4	9	—
Class R5	14	3
Class Y	50,403	147,630
Net increase from capital share transactions	50,527	150,115
Net Increase in Net Assets	67,632	165,710
Net Assets:
Beginning of period	187,599	21,889
End of period	$255,231	$187,599
Undistributed (distribution in excess of) net investment income	$2,000	$1,364

The accompanying notes are an integral part of these financial statements.

13

The Hartford Emerging Markets Research Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Emerging Markets Research Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using

14

market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

15

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The amount of foreign tax expense is included on the accompanying Statement of Operations as a reduction to net realized gain on investments in these securities.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

16

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at

17

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

18

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(276)	$—	$—	$—	$—	$(276)
Total	$—	$(276)	$—	$—	$—	$—	$(276)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$—	$—	$—	$—	$—	$—	$—
Net change in unrealized depreciation of foreign currency contracts	—	(3)	—	—	—	—	(3)
Total	$—	$(3)	$—	$—	$—	$—	$(3)

5.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

19

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$1,820	$22

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$2,593
Undistributed Long-Term Capital Gain	1,757
Unrealized Appreciation *	23,792
Total Accumulated Earnings	$28,142

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(278)
Accumulated Net Realized Gain (Loss)	278

20

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

During the year ended October 31, 2013, the Fund utilized $1,590 of prior year short term capital loss carryforwards and $242 of prior year long term capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.2000%
On next $250 million	1.1500%
On next $500 million	1.1000%
On next $4 billion	1.0750%
On next $5 billion	1.0725%
Over $10 billion	1.0700%

The investment manager has contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

21

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.65%	2.40%	1.40%	1.85%	1.55%	1.25%	1.20%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.65%
Class C	2.29
Class I	1.22
Class R3	1.85
Class R4	1.55
Class R5	1.25
Class Y	1.20

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is

22

engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $85 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

23

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class
Class A	15%
Class C	66
Class I	81
Class R3	95
Class R4	100
Class R5	100
Class Y	—	*

* Percentage amount rounds to zero.

As of October 31, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	76%

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$302,362
Sales Proceeds Excluding U.S. Government Obligations	251,135

24

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	564	—	(637)	(73)	327	—	(86)	241
Amount	$4,910	$1	$(5,435)	$(524)	$2,712	$2	$(688)	$2,026
Class C
Shares	89	—	(40)	49	32	—	(13)	19
Amount	$779	$—	$(334)	$445	$265	$—	$(108)	$157
Class I
Shares	35	2	(21)	16	37	—	(10)	27
Amount	$311	$17	$(176)	$152	$312	$3	$(83)	$232
Class R3
Shares	3	—	—	3	9	—	(1)	8
Amount	$27	$4	$(3)	$28	$72	$—	$(5)	$67
Class R4
Shares	—	1	—	1	—	—	—	—
Amount	$—	$9	$—	$9	$—	$—	$—	$—
Class R5
Shares	—	2	—	2	—	—	—	—
Amount	$—	$14	$—	$14	$—	$3	$—	$3
Class Y
Shares	11,941	200	(6,403)	5,738	22,428	2	(3,209)	19,221
Amount	$104,218	$1,775	$(55,590)	$50,403	$173,581	$14	$(25,965)	$147,630
Total
Shares	12,632	205	(7,101)	5,736	22,833	2	(3,319)	19,516
Amount	$110,245	$1,820	$(61,538)	$50,527	$176,942	$22	$(26,849)	$150,115

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied

25

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

26

The Hartford Emerging Markets Research Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(C)		Ratio of Expenses to Average Net Assets After Adjustments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$8.43	$0.06	$0.67	$0.73	$–	$–	$–	$9.16	8.69%		$8,141	1.83%		1.65%		0.68%
C	8.34	0.01	0.66	0.67	–	–	–	9.01	8.03		2,712	2.43		2.29		0.06
I	8.45	0.10	0.67	0.77	(0.07)	–	(0.07)	9.15	9.14		2,290	1.35		1.21		1.11
R3	8.39	0.04	0.68	0.72	(0.02)	–	(0.02)	9.09	8.59		1,918	2.04		1.85		0.47
R4	8.43	0.07	0.67	0.74	(0.04)	–	(0.04)	9.13	8.84		1,835	1.74		1.55		0.76
R5	8.45	0.09	0.68	0.77	(0.07)	–	(0.07)	9.15	9.13		1,848	1.44		1.25		1.06
Y	8.46	0.11	0.67	0.78	(0.09)	–	(0.09)	9.15	9.28		236,487	1.34		1.20		1.25

For the Year Ended October 31, 2012
A	$8.22	$0.09	$0.12	$0.21	$–	$–	$–	$8.43	2.59%		$8,104	2.05%		1.58%		1.09%
C	8.20	0.02	0.12	0.14	–	–	–	8.34	1.71		2,102	2.78		2.31		0.30
I	8.23	0.11	0.13	0.24	(0.02)	–	(0.02)	8.45	2.88		1,975	1.73		1.26		1.37
R3	8.21	0.06	0.12	0.18	–	–	–	8.39	2.19		1,747	2.42		1.85		0.75
R4	8.22	0.09	0.12	0.21	–	–	–	8.43	2.55		1,686	2.12		1.55		1.05
R5	8.23	0.11	0.12	0.23	(0.01)	–	(0.01)	8.45	2.85		1,693	1.82		1.25		1.35
Y	8.23	0.16	0.09	0.25	(0.02)	–	(0.02)	8.46	3.01		170,292	1.38		0.91		1.97

From May 31, 2011 (commencement of operations), through October 31, 2011 (D)
A(E)	$10.00	$(0.01)	$(1.77)	$(1.78)	$–	$–	$–	$8.22	(17.80	)%(F)	$5,931	1.97	%(G)	1.48	%(G)	(0.19	)%(G)
C(E)	10.00	(0.03)	(1.77)	(1.80)	–	–	–	8.20	(18.00	)(F)	1,909	2.71	(G)	2.22	(G)	(0.93	)(G)
I(E)	10.00	–	(1.77)	(1.77)	–	–	–	8.23	(17.70	)(F)	1,708	1.69	(G)	1.20	(G)	0.06	(G)
R3(E)	10.00	(0.02)	(1.77)	(1.79)	–	–	–	8.21	(17.90	)(F)	1,642	2.38	(G)	1.85	(G)	(0.59	)(G)
R4(E)	10.00	(0.01)	(1.77)	(1.78)	–	–	–	8.22	(17.80	)(F)	1,644	2.08	(G)	1.55	(G)	(0.29	)(G)
R5(E)	10.00	–	(1.77)	(1.77)	–	–	–	8.23	(17.70	)(F)	1,646	1.78	(G)	1.25	(G)	–	(G)
Y(E)	10.00	–	(1.77)	(1.77)	–	–	–	8.23	(17.70	)(F)	7,409	1.69	(G)	1.20	(G)	0.05	(G)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Commenced operations on May 31, 2011.
(F)	Not annualized.
(G)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	112%
For the Year Ended October 31, 2012	128
From May 31, 2011 (commencement of operations), through October 31, 2011	39

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Emerging Markets Research Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Emerging Markets Research Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

28

The Hartford Emerging Markets Research Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford Emerging Markets Research Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

30

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Emerging Markets Research Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

32

The Hartford Emerging Markets Research Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,025.80	$8.43	$1,000.00	$1,016.89	$8.39	1.65%	184	365
Class C	$1,000.00	$1,022.70	$11.79	$1,000.00	$1,013.55	$11.74	2.31	184	365
Class I	$1,000.00	$1,028.10	$6.23	$1,000.00	$1,019.07	$6.20	1.22	184	365
Class R3	$1,000.00	$1,024.80	$9.44	$1,000.00	$1,015.88	$9.40	1.85	184	365
Class R4	$1,000.00	$1,027.00	$7.92	$1,000.00	$1,017.39	$7.88	1.55	184	365
Class R5	$1,000.00	$1,028.10	$6.39	$1,000.00	$1,018.90	$6.36	1.25	184	365
Class Y	$1,000.00	$1,029.20	$6.14	$1,000.00	$1,019.15	$6.11	1.20	184	365

33

The Hartford Emerging Markets Research Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Emerging Markets Research Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

35

The Hartford Emerging Markets Research Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 1st quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. The Board further noted that HFMC has temporarily agreed to lower the Fund’s expense cap on each share class, and to contractually waive 0.10% of its management fee, each through February 28, 2014. The Board noted that each of these arrangements resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information

36

provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

The Hartford Emerging Markets Research Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

38

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-EMR13 12/13 113972-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD EQUITY INCOME FUND 2013 Annual Report

The Hartford Equity Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Equity Income Fund inception 08/28/2003

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview 10/31/03 – 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
Equity Income A#	24.56%	14.17%	8.73%
Equity Income A##	17.71%	12.88%	8.12%
Equity Income B#	23.87%	13.30%	8.03%*
Equity Income B##	18.87%	13.06%	8.03%*
Equity Income C#	23.67%	13.34%	7.96%
Equity Income C##	22.67%	13.34%	7.96%
Equity Income I#	24.93%	14.47%	8.94%
Equity Income R3#	24.17%	13.81%	8.66%
Equity Income R4#	24.58%	14.14%	8.88%
Equity Income R5#	24.99%	14.53%	9.13%
Equity Income Y#	25.13%	14.66%	9.21%
Russell 1000 Value Index	28.29%	14.06%	7.81%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Equity Income Fund

Manager Discussion

October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Equity Income Class A	1.11%	1.11%
Equity Income Class B	2.00%	2.00%
Equity Income Class C	1.84%	1.84%
Equity Income Class I	0.81%	0.81%
Equity Income Class R3	1.42%	1.42%
Equity Income Class R4	1.11%	1.11%
Equity Income Class R5	0.82%	0.82%
Equity Income Class Y	0.72%	0.72%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Equity Income Fund returned 24.56%, before sales charge, for the twelve-month period ended October 31, 2013, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 28.29% for the same period. The Fund outperformed the 22.67% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite clear signs of political dysfunction in Washington, U.S. equities surged during the period (+27%) and reached a new all-time high during October (as measured by the S&P 500 Index). From its closing low on March 9, 2009, the S&P 500 ended October 2013 up over 159%. There have been a few hiccups during the rally, including in August 2013, where U.S. stocks suffered their worst month of the year amid heightened geopolitical risks stemming from the widening conflict in Syria. In September, the Federal Open Market Committee’s decision to leave the pace of its monthly asset purchases unchanged at $85 billion surprised many investors and contributed to the burgeoning risk appetites among many market participants. This continued highly accommodative monetary policy, along with solid earnings results and an upward trending housing market, overshadowed the 16-day government shutdown and near breach of the U.S. debt ceiling. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Investors also cheered the nomination of Janet Yellen to become the next head of the U.S. Federal Reserve (Fed); she is widely viewed as more likely to maintain the Fed’s current monetary policy than outgoing chairman Ben Bernanke.

During the period all ten sectors within the Russell 1000 Value Index posted positive absolute returns, with Information Technology (+50%), Consumer Discretionary (+44%), and Industrials (+38%) performing the best. Utilities (+11%), Telecommunication Services (+12%), and Energy (+17%) lagged the index on a relative basis during the period.

Overall, underperformance versus the benchmark was driven by weak security selection, primarily within the Information Technology, Consumer Staples, and Health Care sectors. This more than offset strong stock selection within Materials, Utilities, and Financials. Sector allocation, driven by our bottom-up stock selection process, contributed to relative returns during the period, primarily due to an overweight to Information Technology and Industrials and underweight to Energy. A modest cash position in an upward trending market detracted from relative performance.

Top detractors from benchmark-relative returns during the period were Merck (Health Care), Royal Dutch Shell (Energy), and Philip Morris (Consumer Staples). Shares of Merck, a global pharmaceutical company, underperformed after R&D disappointments and earnings erosion due to generic competition over the course of the year. Shares of Royal Dutch Shell, one of the world’s largest integrated oil and gas producers, underperformed after the company reported disappointing earnings due to weak upstream performance. The weakness was primarily due to soft North American realizations (natural gas and heavy oil) and higher costs. Shares of Philip Morris, a U.S.-based manufacturer and distributer of tobacco products, underperformed as the

3

The Hartford Equity Income Fund

Manager Discussion – (continued)

October 31, 2013 (Unaudited)

company reported weaker first quarter earnings that were driven by lower cigarette shipments. Stocks that detracted most from absolute returns included Kohl’s (Consumer Discretionary), Baxter International (Health Care), and WPP (Consumer Discretionary).

Top contributors to relative returns included Lowe’s (Consumer Discretionary), Exxon Mobil (Energy), and BlackRock (Financials). Lowe’s, a U.S.-based home improvement retailer, rose after management raised full-year earnings guidance. Exxon Mobil, a global integrated energy company, underperformed after performing poorly at the beginning of the period. We were underweight in the shares which contributed to benchmark-relative performance. BlackRock, an investment management firm, outperformed during the period after the company reported strong revenue and earnings and posted strong organic net cash inflows and announced a 12% hike in its dividend. Top absolute contributors for the period also included Johnson & Johnson (Health Care) and 3M (Industrials).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

In the U.S., we believe continued momentum in housing and auto sales should benefit the overall economy. While rising mortgage rates and affordability issues in some areas of the country may moderate the growth rate, we still believe housing remains in a solid uptrend. On the equity side, we believe the majority of gains in 2013 has been due to an expansion of the market’s price to earnings (P/E) multiple. In order for stocks to maintain these levels and advance, we are going to need to have some follow through from corporate revenue and earnings growth.

As a result of bottom-up stock decisions, the Fund ended the period most overweight in Industrials, Consumer Staples, and Information Technology relative to the Russell 1000 Value Index. The Fund’s largest underweights were in Financials, Energy, and Utilities.

Diversification by Sector
as of October 31, 2013

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.1%
Consumer Staples	8.0
Energy	12.9
Financials	22.1
Health Care	13.0
Industrials	14.4
Information Technology	9.3
Materials	3.6
Services	2.6
Utilities	5.2
Total	97.2%
Short-Term Investments	3.4
Other Assets and Liabilities	(0.6)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Equity Income Fund

Schedule of Investments

October 31, 2013

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2%
	Banks - 9.3%
1,007	BB&T Corp.	$34,216
383	M&T Bank Corp.	43,053
986	PNC Financial Services Group, Inc.	72,503
963	US Bancorp	35,971
2,408	Wells Fargo & Co.	102,799
		288,542
	Capital Goods - 12.5%
553	3M Co.	69,544
894	Eaton Corp. plc	63,049
2,214	General Electric Co.	57,865
387	Illinois Tool Works, Inc.	30,474
73	Lockheed Martin Corp.	9,733
363	Schneider Electric S.A.	30,565
513	Stanley Black & Decker, Inc.	40,563
809	United Technologies Corp.	85,924
		387,717
	Commercial and Professional Services - 0.7%
495	Waste Management, Inc.	21,550

	Consumer Durables and Apparel - 0.9%
645	Mattel, Inc.	28,607

	Consumer Services - 0.5%
167	McDonald's Corp.	16,160

	Diversified Financials - 5.8%
326	Ameriprise Financial, Inc.	32,795
195	BlackRock, Inc.	58,654
1,759	JP Morgan Chase & Co.	90,658
		182,107
	Energy - 12.9%
525	BP plc ADR	24,434
963	Chevron Corp.	115,550
357	ConocoPhillips Holding Co.	26,175
1,022	Exxon Mobil Corp.	91,618
580	Occidental Petroleum Corp.	55,723
913	Royal Dutch Shell plc Class B	31,610
1,535	Suncor Energy, Inc.	55,813
		400,923
	Food and Staples Retailing - 1.4%
527	Sysco Corp.	17,042
108	Walgreen Co.	6,406
244	Wal-Mart Stores, Inc.	18,742
		42,190
	Food, Beverage and Tobacco - 6.1%
334	Altria Group, Inc.	12,451
279	Anheuser-Busch InBev N.V. ADR	28,972
191	Diageo plc ADR	24,331
826	Kraft Foods Group, Inc.	44,933
435	Philip Morris International, Inc.	38,728
1,040	Unilever N.V. NY Shares ADR	41,300
		190,715
	Health Care Equipment and Services - 1.0%
454	Baxter International, Inc.	29,914

	Household and Personal Products - 0.5%
195	Procter & Gamble Co.	15,744

	Insurance - 7.0%
700	ACE Ltd.	66,779
604	Chubb Corp.	55,602
2,072	Marsh & McLennan Cos., Inc.	94,909
		217,290
	Materials - 3.6%
756	Dow Chemical Co.	29,856
432	E.I. DuPont de Nemours & Co.	26,412
655	International Paper Co.	29,200
488	Nucor Corp.	25,287
		110,755
	Media - 3.0%
819	Thomson Reuters Corp.	30,770
186	Time Warner Cable, Inc.	22,323
1,865	WPP plc	39,615
		92,708
	Pharmaceuticals, Biotechnology and Life Sciences - 12.0%
444	AstraZeneca plc ADR	23,463
138	Bristol-Myers Squibb Co.	7,269
1,463	Johnson & Johnson	135,473
1,955	Merck & Co., Inc.	88,129
1,905	Pfizer, Inc.	58,438
224	Roche Holding AG	61,967
		374,739
	Retailing - 1.7%
335	Home Depot, Inc.	26,078
565	Lowe's Co., Inc.	28,150
		54,228
	Semiconductors and Semiconductor Equipment - 5.3%
1,201	Analog Devices, Inc.	59,201
2,159	Intel Corp.	52,745
543	Maxim Integrated Products, Inc.	16,129
361	Texas Instruments, Inc.	15,173
498	Xilinx, Inc.	22,608
		165,856
	Software and Services - 2.3%
2,070	Microsoft Corp.	73,192

	Technology Hardware and Equipment - 1.7%
2,375	Cisco Systems, Inc.	53,433

	Telecommunication Services - 2.6%
827	AT&T, Inc.	29,945
851	Verizon Communications, Inc.	42,972
186	Vodafone Group plc ADR	6,837
		79,754
	Transportation - 1.2%
373	United Parcel Service, Inc. Class B	36,666

	Utilities - 5.2%
105	Dominion Resources, Inc.	6,697
3,398	National Grid plc	42,707
303	NextEra Energy, Inc.	25,694
472	Northeast Utilities	20,260
892	UGI Corp.	36,899

The accompanying notes are an integral part of these financial statements.

5

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2013

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2% - (continued)
	Utilities - 5.2% - (continued)
1,052	Xcel Energy, Inc.	$30,355
		162,612
	Total common stocks
	(cost $2,453,353)	$3,025,402

	Total long-term investments
	(cost $2,453,353)	$3,025,402

SHORT-TERM INVESTMENTS - 3.4%
Repurchase Agreements - 3.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $8,566, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $8,737)
$8,566	0.10%, 10/31/2013	$8,566
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $2,963, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $3,022)
2,963	0.09%, 10/31/2013	2,963
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $13,740, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $14,015)
13,740	0.08%, 10/31/2013	13,740
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $38,963,
collateralized by U.S. Treasury Bill 0.01%
- 0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$39,742)
38,963	0.09%, 10/31/2013	38,963
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $15,709,
collateralized by FHLMC 2.50% - 7.50%,
2026 - 2043, FNMA 3.00% - 7.00%, 2026 -
2043, GNMA 2.67% - 5.00%, 2024 - 2048,
	value of $16,023)
15,709	0.12%, 10/31/2013	15,709
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $9,273, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $9,458)
9,273	0.09%, 10/31/2013	9,273
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $16,320, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $16,677)
16,320	0.10%, 10/31/2013	16,320
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $81, collateralized by U.S. Treasury Note 0.63%, 2017, value of $83)
81	0.09%, 10/31/2013	81
		105,615
	Total short-term investments
	(cost $105,615)	$105,615

Total investments
(cost $2,558,968) ▲	100.6%	$3,131,017
Other assets and liabilities	(0.6)%	(19,035)
Total net assets	100.0%	$3,111,982

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $2,567,548 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$575,820
Unrealized Depreciation	(12,351)
Net Unrealized Appreciation	$563,469

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CHF	Buy	11/04/2013	CSFB	$554	$550	$(4)
CHF	Buy	11/05/2013	CSFB	236	235	(1)
EUR	Buy	11/05/2013	BOA	116	116	–
EUR	Buy	11/04/2013	CBK	274	271	(3)
GBP	Buy	11/05/2013	BOA	317	317	–
GBP	Sell	11/04/2013	MSC	8,540	8,557	(17)
						$(25)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
MSC	Morgan Stanley

Currency Abbreviations:
CHF	Swiss Franc
EUR	EURO
GBP	British Pound

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Income Fund

Investment Valuation Hierarchy Level Summary

October 31, 2013

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$3,025,402	$2,818,938	$206,464	$–
Short-Term Investments	105,615	–	105,615	–
Total	$3,131,017	$2,818,938	$312,079	$–
Liabilities:
Foreign Currency Contracts *	25	–	25	–
Total	$25	$–	$25	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Income Fund

Statement of Assets and Liabilities

October 31, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,558,968)	$3,131,017
Cash	228
Receivables:
Investment securities sold	41,913
Fund shares sold	14,852
Dividends and interest	3,727
Other assets	129
Total assets	3,191,866
Liabilities:
Unrealized depreciation on foreign currency contracts	25
Payables:
Investment securities purchased	75,313
Fund shares redeemed	3,635
Investment management fees	373
Administrative fees	5
Distribution fees	161
Accrued expenses	372
Total liabilities	79,884
Net assets	$3,111,982
Summary of Net Assets:
Capital stock and paid-in-capital	$2,445,242
Undistributed net investment income	3,707
Accumulated net realized gain	90,987
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	572,046
Net assets	$3,111,982

Shares authorized	550,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$17.83/$18.87
Shares outstanding	97,968
Net assets	$1,746,629
Class B: Net asset value per share	$17.82
Shares outstanding	1,522
Net assets	$27,131
Class C: Net asset value per share	$17.77
Shares outstanding	18,925
Net assets	$336,264
Class I: Net asset value per share	$17.76
Shares outstanding	36,515
Net assets	$648,568
Class R3: Net asset value per share	$17.85
Shares outstanding	2,685
Net assets	$47,928
Class R4: Net asset value per share	$17.87
Shares outstanding	3,654
Net assets	$65,286
Class R5: Net asset value per share	$17.93
Shares outstanding	4,032
Net assets	$72,270
Class Y: Net asset value per share	$17.96
Shares outstanding	9,351
Net assets	$167,906

The accompanying notes are an integral part of these financial statements.

9

The Hartford Equity Income Fund

Statement of Operations

For the Year Ended October 31, 2013

(000’s Omitted)

Investment Income:
Dividends	$72,414
Interest	56
Less: Foreign tax withheld	(887)
Total investment income	71,583

Expenses:
Investment management fees	15,117
Administrative services fees
Class R3	74
Class R4	68
Class R5	31
Transfer agent fees
Class A	1,925
Class B	74
Class C	268
Class I	440
Class R3	3
Class R4	1
Class R5	1
Class Y	2
Distribution fees
Class A	3,647
Class B	195
Class C	2,347
Class R3	185
Class R4	113
Custodian fees	16
Accounting services fees	285
Registration and filing fees	172
Board of Directors' fees	50
Audit fees	31
Other expenses	341
Total expenses (before fees paid indirectly)	25,386
Commission recapture	(11)
Custodian fee offset	—
Total fees paid indirectly	(11)
Total expenses, net	25,375
Net Investment Income	46,208
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	99,930
Net realized gain on foreign currency contracts	90
Net realized loss on other foreign currency transactions	(100)
Net Realized Gain on Investments and Foreign Currency Transactions	99,920
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	363,867
Net unrealized depreciation of foreign currency contracts	(25)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	22
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	363,864
Net Gain on Investments and Foreign Currency Transactions	463,784
Net Increase in Net Assets Resulting from Operations	$509,992

The accompanying notes are an integral part of these financial statements.

10

The Hartford Equity Income Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$46,208	$31,992
Net realized gain on investments and foreign currency transactions	99,920	87,658
Net unrealized appreciation of investments and foreign currency transactions	363,864	96,883
Net Increase in Net Assets Resulting from Operations	509,992	216,533
Distributions to Shareholders:
From net investment income
Class A	(27,383)	(22,036)
Class B	(320)	(347)
Class C	(2,873)	(1,772)
Class I	(8,971)	(3,504)
Class R3	(579)	(284)
Class R4	(849)	(326)
Class R5	(609)	(160)
Class Y	(2,779)	(3,322)
Total from net investment income	(44,363)	(31,751)
From net realized gain on investments
Class A	(17,898)	—
Class B	(407)	—
Class C	(2,426)	—
Class I	(3,825)	—
Class R3	(357)	—
Class R4	(370)	—
Class R5	(132)	—
Class Y	(1,114)	—
Total from net realized gain on investments	(26,529)	—
Total distributions	(70,892)	(31,751)
Capital Share Transactions:
Class A	280,222	235,324
Class B	(5,855)	(5,296)
Class C	133,201	67,157
Class I	327,339	175,370
Class R3	17,908	14,731
Class R4	32,230	17,349
Class R5	58,448	5,734
Class Y	70,312	(116,833)
Net increase from capital share transactions	913,805	393,536
Net Increase in Net Assets	1,352,905	578,318
Net Assets:
Beginning of period	1,759,077	1,180,759
End of period	$3,111,982	$1,759,077
Undistributed (distribution in excess of) net investment income	$3,707	$1,884

The accompanying notes are an integral part of these financial statements.

11

The Hartford Equity Income Fund

Notes to Financial Statements

October 31, 2013

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Equity Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

12

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current

13

The Hartford Equity Income Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

14

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase

15

The Hartford Equity Income Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$25	$—	$—	$—	$—	$25
Total	$—	$25	$—	$—	$—	$—	$25

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

16

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$90	$—	$—	$—	$—	$90
Total	$—	$90	$—	$—	$—	$—	$90

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(25)	$—	$—	$—	$—	$(25)
Total	$—	$(25)	$—	$—	$—	$—	$(25)

5.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

17

The Hartford Equity Income Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$44,364	$31,751
Long-Term Capital Gains ‡	26,528	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$9,891
Undistributed Long-Term Capital Gain	93,383
Unrealized Appreciation *	563,466
Total Accumulated Earnings	$666,740

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(22)
Accumulated Net Realized Gain (Loss)	22

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

18

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7500%
On next $250 million	0.7000%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5900%
Over $5 billion	0.5875%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

19

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B *	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%

*	Due to the reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees, in accordance with FINRA rules, effective July 1, 2013, the limit on net operating expenses attributable to Class B shares is 1.25%.

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.06%
Class B	1.65
Class C	1.79
Class I	0.78
Class R3	1.38
Class R4	1.07
Class R5	0.77
Class Y	0.67

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $7,019 and contingent deferred sales charges of $59 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Effective January 1, 2011, there was a reduction in the amount charged in connection with the Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be charged in the future. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average

20

daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,252,107
Sales Proceeds Excluding U.S. Government Obligations	390,582

21

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	29,669	2,880	(15,303)	17,246	28,626	1,534	(13,362)	16,798
Amount	$484,521	$44,537	$(248,836)	$280,222	$401,677	$21,587	$(187,940)	$235,324
Class B
Shares	192	46	(592)	(354)	417	24	(817)	(376)
Amount	$3,136	$698	$(9,689)	$(5,855)	$5,820	$333	$(11,449)	$(5,296)
Class C
Shares	9,476	312	(1,708)	8,080	5,965	115	(1,332)	4,748
Amount	$156,112	$4,787	$(27,698)	$133,201	$84,327	$1,615	$(18,785)	$67,157
Class I
Shares	24,936	740	(5,757)	19,919	14,996	216	(2,727)	12,485
Amount	$409,508	$11,623	$(93,792)	$327,339	$210,870	$3,051	$(38,551)	$175,370
Class R3
Shares	1,572	56	(499)	1,129	1,196	19	(176)	1,039
Amount	$25,193	$872	$(8,157)	$17,908	$16,963	$270	$(2,502)	$14,731
Class R4
Shares	2,590	61	(660)	1,991	1,590	15	(378)	1,227
Amount	$42,339	$967	$(11,076)	$32,230	$22,514	$215	$(5,380)	$17,349
Class R5
Shares	3,820	40	(428)	3,432	974	10	(584)	400
Amount	$64,964	$659	$(7,175)	$58,448	$14,012	$148	$(8,426)	$5,734
Class Y
Shares	5,731	216	(1,602)	4,345	5,252	218	(14,181)	(8,711)
Amount	$93,522	$3,417	$(26,627)	$70,312	$74,173	$3,065	$(194,071)	$(116,833)
Total
Shares	77,986	4,351	(26,549)	55,788	59,016	2,151	(33,557)	27,610
Amount	$1,279,295	$67,560	$(433,050)	$913,805	$830,356	$30,284	$(467,104)	$393,536

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	51	$837
For the Year Ended October 31, 2012	165	$2,309

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

22

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

23

The Hartford Equity Income Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$14.81	$0.32	$3.23	$3.55	$(0.31)	$(0.22)	$(0.53)	$17.83	24.56%	$1,746,629	1.06%	1.06%	1.98%
B	14.78	0.23	3.22	3.45	(0.19)	(0.22)	(0.41)	17.82	23.87	27,131	1.65	1.65	1.44
C	14.77	0.20	3.22	3.42	(0.20)	(0.22)	(0.42)	17.77	23.67	336,264	1.79	1.79	1.20
I	14.75	0.36	3.22	3.58	(0.35)	(0.22)	(0.57)	17.76	24.93	648,568	0.78	0.78	2.18
R3	14.83	0.27	3.23	3.50	(0.26)	(0.22)	(0.48)	17.85	24.17	47,928	1.38	1.38	1.62
R4	14.84	0.31	3.25	3.56	(0.31)	(0.22)	(0.53)	17.87	24.58	65,286	1.08	1.08	1.89
R5	14.88	0.35	3.27	3.62	(0.35)	(0.22)	(0.57)	17.93	24.99	72,270	0.77	0.77	2.06
Y	14.90	0.39	3.26	3.65	(0.37)	(0.22)	(0.59)	17.96	25.13	167,906	0.67	0.67	2.35

For the Year Ended October 31, 2012 (D)
A	$12.93	$0.29	$1.89	$2.18	$(0.30)	$–	$(0.30)	$14.81	17.00%	$1,195,106	1.11%	1.11%	2.12%
B	12.91	0.18	1.86	2.04	(0.17)	–	(0.17)	14.78	15.90	27,731	2.00	2.00	1.27
C	12.91	0.19	1.88	2.07	(0.21)	–	(0.21)	14.77	16.13	160,153	1.84	1.84	1.35
I	12.89	0.31	1.89	2.20	(0.34)	–	(0.34)	14.75	17.25	244,794	0.81	0.81	2.31
R3	12.96	0.24	1.90	2.14	(0.27)	–	(0.27)	14.83	16.63	23,077	1.42	1.42	1.72
R4	12.97	0.28	1.89	2.17	(0.30)	–	(0.30)	14.84	16.90	24,672	1.11	1.11	2.01
R5	12.99	0.32	1.91	2.23	(0.34)	–	(0.34)	14.88	17.33	8,931	0.82	0.82	2.48
Y	13.01	0.55	1.69	2.24	(0.35)	–	(0.35)	14.90	17.41	74,613	0.72	0.72	2.68

For the Year Ended October 31, 2011
A	$11.99	$0.25	$0.93	$1.18	$(0.24)	$–	$(0.24)	$12.93	9.87%	$826,555	1.17%	1.17%	1.93%
B	11.97	0.14	0.93	1.07	(0.13)	–	(0.13)	12.91	8.94	29,071	2.05	2.00	1.11
C	11.97	0.15	0.94	1.09	(0.15)	–	(0.15)	12.91	9.13	78,710	1.89	1.89	1.20
I	11.95	0.28	0.94	1.22	(0.28)	–	(0.28)	12.89	10.24	52,965	0.88	0.88	2.21
R3	12.03	0.20	0.94	1.14	(0.21)	–	(0.21)	12.96	9.49	6,694	1.50	1.50	1.57
R4	12.03	0.25	0.93	1.18	(0.24)	–	(0.24)	12.97	9.87	5,651	1.18	1.18	1.92
R5	12.05	0.27	0.95	1.22	(0.28)	–	(0.28)	12.99	10.16	2,597	0.88	0.88	2.11
Y	12.06	0.29	0.95	1.24	(0.29)	–	(0.29)	13.01	10.33	178,516	0.77	0.77	2.28

For the Year Ended October 31, 2010 (D)
A	$10.74	$0.21	$1.24	$1.45	$(0.20)	$–	$(0.20)	$11.99	13.63%	$716,700	1.20%	1.20%	1.86%
B	10.72	0.13	1.23	1.36	(0.11)	–	(0.11)	11.97	12.73	31,038	2.08	2.00	1.07
C	10.73	0.13	1.23	1.36	(0.12)	–	(0.12)	11.97	12.75	57,416	1.92	1.92	1.13
I	10.72	0.23	1.23	1.46	(0.23)	–	(0.23)	11.95	13.76	16,462	0.93	0.93	2.06
R3	10.78	0.15	1.27	1.42	(0.17)	–	(0.17)	12.03	13.28	1,719	1.55	1.55	1.37
R4	10.78	0.21	1.24	1.45	(0.20)	–	(0.20)	12.03	13.59	2,926	1.20	1.20	1.80
R5	10.79	0.21	1.29	1.50	(0.24)	–	(0.24)	12.05	14.06	694	0.87	0.87	1.70
Y	10.81	0.26	1.24	1.50	(0.25)	–	(0.25)	12.06	14.01	71,899	0.79	0.79	2.27

24

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009
A	$10.35	$0.24	$0.41	$0.65	$(0.26)	$–	$(0.26)	$10.74	6.62%	$639,106	1.26%	1.25%	2.51%
B	10.33	0.18	0.40	0.58	(0.19)	–	(0.19)	10.72	5.91	34,086	2.19	1.92	1.86
C	10.34	0.17	0.41	0.58	(0.19)	–	(0.19)	10.73	5.85	47,708	1.98	1.98	1.79
I	10.33	0.22	0.46	0.68	(0.29)	–	(0.29)	10.72	6.98	5,946	0.96	0.96	2.28
R3	10.39	0.15	0.47	0.62	(0.23)	–	(0.23)	10.78	6.31	506	1.63	1.60	1.62
R4	10.40	0.18	0.47	0.65	(0.27)	–	(0.27)	10.78	6.58	1,456	1.21	1.21	1.84
R5	10.40	0.28	0.40	0.68	(0.29)	–	(0.29)	10.79	6.96	8	0.89	0.89	2.88
Y	10.40	0.29	0.42	0.71	(0.30)	–	(0.30)	10.81	7.22	59,703	0.81	0.81	3.00

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	17%
For the Year Ended October 31, 2012	27
For the Year Ended October 31, 2011	18
For the Year Ended October 31, 2010	27
For the Year Ended October 31, 2009	37

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Equity Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Equity Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 18, 2013

26

The Hartford Equity Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Equity Income Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

28

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Equity Income Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

30

The Hartford Equity Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,087.00	$5.49	$1,000.00	$1,019.94	$5.31	1.04%	184	365
Class B	$1,000.00	$1,085.70	$7.05	$1,000.00	$1,018.45	$6.82	1.34	184	365
Class C	$1,000.00	$1,083.10	$9.33	$1,000.00	$1,016.25	$9.03	1.78	184	365
Class I	$1,000.00	$1,088.90	$4.06	$1,000.00	$1,021.31	$3.93	0.77	184	365
Class R3	$1,000.00	$1,085.20	$7.22	$1,000.00	$1,018.28	$6.99	1.37	184	365
Class R4	$1,000.00	$1,087.40	$5.63	$1,000.00	$1,019.81	$5.45	1.07	184	365
Class R5	$1,000.00	$1,089.30	$4.05	$1,000.00	$1,021.32	$3.92	0.77	184	365
Class Y	$1,000.00	$1,089.60	$3.53	$1,000.00	$1,021.83	$3.41	0.67	184	365

31

The Hartford Equity Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Equity Income Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

33

The Hartford Equity Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

34

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

The Hartford Equity Income Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Dividend Paying Security Investment Risk: Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

36

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-EI13 12/13 113973-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD FLOATING RATE FUND 2013 Annual Report

The Hartford Floating Rate Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Floating Rate Fund inception 04/29/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 4/29/05 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Floating Rate A#	5.08%	10.19%	4.27%
Floating Rate A##	1.93%	9.52%	3.90%
Floating Rate B#	4.27%	9.32%	3.51%*
Floating Rate B##	-0.73%	9.04%	3.51%*
Floating Rate C#	4.31%	9.35%	3.49%
Floating Rate C##	3.31%	9.35%	3.49%
Floating Rate I#	5.35%	10.48%	4.51%
Floating Rate R3#	4.77%	9.89%	4.12%
Floating Rate R4#	5.17%	10.16%	4.31%
Floating Rate R5#	5.36%	10.36%	4.49%
Floating Rate Y#	5.43%	10.52%	4.58%
Credit Suisse Leveraged Loan Index	6.28%	10.58%	4.97%

▲	Inception: 04/29/2005
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the United States dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Floating Rate Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Floating Rate Class A	0.98%	0.98%
Floating Rate Class B	1.75%	1.80%
Floating Rate Class C	1.72%	1.72%
Floating Rate Class I	0.73%	0.73%
Floating Rate Class R3	1.25%	1.37%
Floating Rate Class R4	1.00%	1.06%
Floating Rate Class R5	0.70%	0.76%
Floating Rate Class Y	0.65%	0.65%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Michael Bacevich
Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Floating Rate Fund returned 5.08%, before sales charge, for the twelve-month period ended October 31, 2013, underperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 6.28% for the same period. The Fund also underperformed the 5.64% average return of Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income assets experienced mixed performance with major global government bond yields increasing over the twelve-month period. Japanese yields were a notable exception as yields continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected caused volatility in financial markets in May/June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Many of the major fixed income sectors, with the exception of commercial mortgage backed securities (CMBS), high yield, and bank loans, posted negative absolute returns due to the rise in rates. Most sectors outperformed Treasuries on a duration-adjusted basis as credit spreads tightened.

The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index, for the period. Both security selection and sector allocation decisions detracted from benchmark relative returns during the period. However, an out-of-benchmark allocation to high yield bonds was beneficial to relative returns.

Underweight allocations to Media Non-Cable and Utilities detracted from relative performance, as did an overweight allocation to Media Cable. Lack of exposure to Tribune and underweight exposure to Clear Channel detracted from relative performance. We believe Clear Channel has an untenable balance sheet long term and too much exposure to a business in secular decline (terrestrial radio). However Clear Channel was able to refinance and extend some of their debt maturities this year which caused its loans to rally. In addition, underexposure to TXU (a large weight in the benchmark) detracted from relative performance. The power company moved closer to an eventual restructuring this year, which can sometimes cause certain securities in the capital structure to rally on anticipation of various possible outcomes. The Fund’s position in Affinion Group contributed to benchmark relative returns during the period, as did the overweight to First Data. While First Data remains highly leveraged from their 2007 leveraged buy-out, we believe their stable business with recurring streams should allow them to slowly improve their

3

The Hartford Floating Rate Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

capital structure over time. A higher quality bias detracted from relative returns, as lower quality loans outperformed their higher quality counterparts. A modest cash position represented a drag on relative performance in an environment of rising bank loan prices. Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Our outlook for bank loans remains positive, given strong fundamentals, attractive valuations, and a supportive technical backdrop. The majority of new issuance continues to represent refinancing, allowing issuers to reduce their borrowing costs and extend maturities. As a result, less than $25 billion is scheduled to mature through 2015, suggesting that defaults may remain low for some time to come. Unlike high-yield bonds, bank loan mutual funds have benefitted from a consistently supportive technical picture, as evidenced by 67 consecutive weeks of positive net inflows and record year-to-date inflows of $52.9 billion through the end of September. In addition to retail demand, issuance of collateralized loan obligations (another major source of demand) totaled $61.2 billion for the first nine months of 2013, putting the pace above earlier market forecasts of $70 billion for the entire year. Despite bank loans’ solid year-to-date gains, we believe their valuations remain attractive, reflecting persistent investor skittishness about holding perceived higher-risk assets. We believe the yield premium that investors typically demand for high yield over bank loans (due to higher interest-rate risk and lower positioning in issuers’ capital structure) has diminished, enhancing the relative appeal of bank loans to us. As of the end of the period, we maintained an out of benchmark allocation to high yield credit and favored the Media/Telecommunications, Housing, and Food and Drug sectors relative to the Credit Suisse Leveraged Loan Index.

Distribution by Credit Quality

as of October 31, 2013

Credit Rating *	Percentage of Net Assets
Baa / BBB	0.4
Ba / BB	30.3
B	60.9
Caa / CCC or Lower	3.8
Unrated	2.6
Non-Debt Securities and Other Short-Term Instruments	2.4
Other Assets and Liabilities	(0.4)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like Short-Term Instruments and U.S. Government Agencies and Securities) for which Moody’s and S&P have not issued long-term credit ratings. Although Moody's and S&P individually rate U.S. Government Agencies and Securities, these securities are included in the "U.S. Government Agencies and Securities" category for the purposes of the table.

Diversification by Security Type
as of October 31, 2013
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0%
Exchange Traded Funds	1.3
Warrants	0.0
Total	1.3%
Fixed Income Securities
Corporate Bonds	8.5%
Senior Floating Rate Interests	89.5
Total	98.0%
Short-Term Investments	1.1%
Other Assets and Liabilities	(0.4)
Total	100.0%

4

The Hartford Floating Rate Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 8.5%
		Accommodation and Food Services - 0.3%
		Elior Finance & Co.
EUR	685	6.50%, 05/01/2020 ■	$995
		NH Hoteles S.A.
EUR	3,545	6.88%, 11/15/2019 ■☼	4,813
		Sugarhouse HSP Gaming Prop Mezz L.P.
	$10,575	6.38%, 06/01/2021 ■	10,126
		Wynn Macau Ltd.
	7,000	5.25%, 10/15/2021 ■	7,157
			23,091
		Arts, Entertainment and Recreation - 1.0%
		CCO Holdings LLC
	3,240	5.25%, 09/30/2022 ‡	3,046
	3,117	5.75%, 01/15/2024 ‡	2,953
		Chester Downs & Marina LLC
	10,189	9.25%, 02/01/2020 ■‡	10,342
		Cinemark USA, Inc.
	7,735	4.88%, 06/01/2023 ‡	7,368
	7,000	5.13%, 12/15/2022 ‡	6,842
		Cirsa Funding Luxembourg S.A.
EUR	5,000	8.75%, 05/15/2018 ■	7,145
		Citycenter Holdings LLC
	6,000	7.63%, 01/15/2016 ‡	6,309
		Gannett Co., Inc.
	4,660	5.13%, 10/15/2019 ■	4,823
		Gray Television, Inc.
	4,785	7.50%, 10/01/2020 ■	5,012
		Great Canadian Gaming Co.
CAD	6,615	6.63%, 07/25/2022 ■‡	6,535
		Sinclair Television Group, Inc.
	11,000	5.38%, 04/01/2021	10,753
			71,128
		Chemical Manufacturing - 0.4%
		Eagle Spinco, Inc.
	455	4.63%, 02/15/2021 ■‡	440
		Hexion U.S. Finance Corp.
	14,816	6.63%, 04/15/2020 ‡	15,038
		MPM Escrow LLC/MPM Finance Corp.
	11,050	8.88%, 10/15/2020	11,686
			27,164
		Computer and Electronic Product Manufacturing - 0.3%
		Freescale Semiconductor, Inc.
	1,440	9.25%, 04/15/2018 ■‡	1,557
		NXP B.V./NXP Funding LLC
	10,430	5.75%, 02/15/2021 - 03/15/2023 ■	10,796
		Polish Television Holdings B.V.
EUR	4,845	11.00%, 01/15/2021 ■Þ	6,957
			19,310
		Finance and Insurance - 1.0%
		Corrections Corp. of America
	6,655	4.13%, 04/01/2020 ‡	6,505
		Ineos Finance plc
	1,645	7.50%, 05/01/2020 ■‡	1,797
	6,689	8.38%, 02/15/2019 ■‡	7,458
		Kion Finance S.A.
EUR	4,000	4.73%, 02/15/2020 ■Δ	5,509
EUR	11,580	6.75%, 02/15/2020 ■	17,259
		National Money Mart Co.
	3,520	10.38%, 12/15/2016	3,661
		Nuveen Investments, Inc.
	10,545	9.13%, 10/15/2017 ■	10,229
	540	9.50%, 10/15/2020 ■	514
		Rivers Pittsburgh L.P.
	6,036	9.50%, 06/15/2019 ■	6,640
		TVN Finance Corp. II AB
EUR	5,535	7.38%, 12/15/2020 ■	7,928
			67,500
		Food Manufacturing - 0.2%
		Pinnacle Foods Finance LLC
	7,000	4.88%, 05/01/2021 ■	6,685
		Post Holdings, Inc.
	7,882	7.38%, 02/15/2022	8,404
			15,089
		Health Care and Social Assistance - 0.4%
		Biomet, Inc.
	5,015	6.50%, 08/01/2020 ‡	5,329
		Community Health Systems, Inc.
	4,330	5.13%, 08/15/2018 ‡	4,503
	5,265	7.13%, 07/15/2020 ‡	5,541
		DaVita, Inc.
	3,435	5.75%, 08/15/2022 ‡	3,525
		HCA, Inc.
	5,000	7.25%, 09/15/2020 ‡	5,481
		Tenet Healthcare Corp.
	6,305	6.00%, 10/01/2020 ■	6,668
			31,047
		Information - 2.2%
		Cegedim S.A.
EUR	1,745	6.75%, 04/01/2020 ■	2,389
		Ceridian Corp.
	4,920	8.88%, 07/15/2019 ■‡	5,695
		Cerved Technologies S.p.A.
EUR	2,500	5.60%, 01/15/2019 ■Δ	3,429
		Eagle Midco, Inc.
	3,750	9.00%, 06/15/2018 ■Þ	3,844
		Epicor Software Corp.
	4,000	8.63%, 05/01/2019 ‡	4,340
		Equiniti Bondco plc
GBP	7,000	6.27%, 12/15/2018 ■Δ	11,308
		First Data Corp.
	8,625	6.75%, 11/01/2020 ■‡	9,132
	8,000	8.25%, 01/15/2021 ■‡	8,520
		Intelsat Jackson Holdings S.A.
	8,480	5.50%, 08/01/2023 ■	8,183
	3,000	8.50%, 11/01/2019	3,293
		Intelsat Luxembourg S.A.
	8,270	7.75%, 06/01/2021 ■	8,725
		Level 3 Financing, Inc.
	10,926	4.15%, 02/15/2015 Δ	10,933
	1,825	6.13%, 01/15/2021 ■☼	1,857
		Nara Cable Funding II Ltd.
EUR	6,550	8.50%, 03/01/2020 ■	10,272
		NII International Telecom S.a.r.l.
	6,385	7.88%, 08/15/2019 ■	5,555
	6,135	11.38%, 08/15/2019 ■	5,828
		Sprint Corp.
	4,935	7.25%, 09/15/2021 ■	5,317

The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 8.5% - (continued)
		Information - 2.2% - (continued)
		Unitymedia Hessen GmbH & Co.
	$7,300	5.50%, 01/15/2023 ■	$7,209
		UPC Holding B.V.
EUR	6,500	6.75%, 03/15/2023 ■	9,028
		Wind Acquisition Finance S.A.
EUR	13,375	5.48%, 04/30/2019 ■Δ	18,432
	12,500	7.25%, 02/15/2018 ■	13,141
			156,430
		Machinery Manufacturing - 0.1%
		Titan International, Inc.
	8,000	6.88%, 10/01/2020 ■	8,200

		Miscellaneous Manufacturing - 0.1%
		Reynolds Group Issuer, Inc.
	3,000	5.75%, 10/15/2020	3,098
	6,182	7.13%, 04/15/2019 Δ	6,599
			9,697
		Motor Vehicle and Parts Manufacturing - 0.1%
		American Axle & Manufacturing Holdings, Inc.
	6,000	6.25%, 03/15/2021 ‡	6,315
	3,278	9.25%, 01/15/2017 ■‡	3,483
			9,798
		Nonmetallic Mineral Product Manufacturing - 0.1%
		Ardagh Packaging Finance plc
	7,737	7.38%, 10/15/2017 ■‡	8,316
			8,316
		Petroleum and Coal Products Manufacturing - 0.6%
		Antero Resources Corp.
	2,315	5.38%, 11/01/2021 ■☼	2,353
		Concho Resources, Inc.
	4,000	5.50%, 04/01/2023 ‡	4,150
		Denbury Resources, Inc.
	7,455	4.63%, 07/15/2023 ‡	6,877
		Diamondback Energy, Inc.
	1,380	7.63%, 10/01/2021 ■	1,442
		EP Energy Finance, Inc.
	6,500	7.75%, 09/01/2022 ‡	7,312
		Everest Acquisition LLC
	2,890	6.88%, 05/01/2019 ‡	3,107
		Range Resources Corp.
	6,605	5.00%, 03/15/2023	6,588
		Rosetta Resources, Inc.
	5,870	5.63%, 05/01/2021	5,929
		Shelf Drilling Holdings Ltd.
	4,775	8.63%, 11/01/2018 ■	5,145
			42,903
		Plastics and Rubber Products Manufacturing - 0.1%
		Sealed Air Corp.
	4,146	8.13%, 09/15/2019 ■	4,675

		Primary Metal Manufacturing - 0.1%
		Novelis, Inc.
	6,973	8.75%, 12/15/2020	7,757

		Professional, Scientific and Technical Services - 0.1%
		Affinion Group, Inc.
	5,000	7.88%, 12/15/2018 ‡	4,088

		Real Estate, Rental and Leasing - 0.3%
		CBRE Services, Inc.
	9,675	5.00%, 03/15/2023 ‡	9,397
		International Lease Finance Corp.
	10,000	5.88%, 08/15/2022	10,300
			19,697
		Retail Trade - 0.5%
		Galaxy Bidco, Ltd.
GBP	12,500	5.75%, 11/15/2019 ■☼Δ	20,043
		GRD Holding III Corp.
	5,050	10.75%, 06/01/2019 ■‡	5,479
		Michaels Stores, Inc.
	5,180	7.50%, 08/01/2018 ■	5,348
		Picard Groupe S.A.
EUR	5,220	4.51%, 08/01/2019 ■Δ	7,212
			38,082
		Soap, Cleaning Compound and Toilet Manufacturing - 0.2%
		Revlon Consumer Products Corp.
	10,860	5.75%, 02/15/2021 ■	10,724

		Utilities - 0.3%
		Calpine Corp.
	2,780	6.00%, 01/15/2022 ■	2,884
		Dynegy Inc
	5,000	5.88%, 06/01/2023 ■	4,725
		NRG Energy, Inc.
	6,000	6.63%, 03/15/2023	6,203
	8,750	7.63%, 01/15/2018	9,931
			23,743
		Wholesale Trade - 0.1%
		U.S. Foodservice, Inc.
	7,000	8.50%, 06/30/2019	7,508

		Total corporate bonds
		(cost $588,837)	$605,947

SENIOR FLOATING RATE INTERESTS ♦ - 89.5%
		Accommodation and Food Services - 2.4%
		Caesars Entertainment Operating Co., Inc.
	$17,569	5.49%, 01/28/2018	$16,466
	11,824	9.50%, 10/31/2016	11,804
		CityCenter Holdings LLC
	29,500	5.00%, 10/16/2020	29,734
		Four Seasons Holdings, Inc.
	16,510	4.25%, 06/27/2020	16,634
	4,690	6.25%, 12/28/2020	4,807
		Hilton Worldwide Holdings, Inc.
	83,800	4.00%, 10/26/2020	84,263
		Playa Resorts and Hotels
	9,000	4.75%, 08/09/2019	9,073
			172,781
		Administrative Waste Management and Remediation - 2.2%
		Acosta, Inc.
	34,140	4.25%, 03/02/2018	34,236
		ADS Waste Holdings, Inc.
	28,008	4.25%, 10/09/2019	28,153

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 89.5% - (continued)
		Administrative Waste Management and Remediation - 2.2% - (continued)
		Audio Visual Services Group, Inc.
	$12,870	6.75%, 11/09/2018	$13,031
	4,000	10.75%, 05/09/2018	3,980
		Ipreo Holdings LLC, Term Loan B-2
	13,465	6.50%, 08/07/2017	13,498
		Ipreo Holdings LLC, Term Loan B-3
	1,119	6.50%, 08/07/2017	1,121
		Ista International GmbH
EUR	7,475	4.23%, 04/30/2020	10,233
		PRA Holdings, Inc.
	13,670	5.00%, 09/23/2020 ☼	13,670
		ServiceMaster (The) Co.
	16,225	4.43%, 01/31/2017	15,962
		SI Organization, Inc.
	7,706	5.50%, 11/22/2016	7,475
		Trans Union LLC
	14,187	4.25%, 02/08/2019	14,237
			155,596
		Agriculture, Construction, Mining and Machinery - 1.5%
		BOC Edwards, Inc.
	2,975	4.75%, 03/26/2020	2,976
		Hupah Finance, Inc.
	11,821	4.50%, 01/21/2019	11,799
		International Equipment Solutions LLC
	11,500	6.75%, 08/16/2019	11,442
		MEI, Inc.
	6,250	5.00%, 08/21/2020	6,258
		Minimax
EUR	10,605	4.50%, 08/14/2020	11,640
		Veyance Technologies, Inc.
	61,678	5.25%, 09/08/2017	61,241
			105,356
		Air Transportation - 2.1%
		AMR Corp.
	33,426	4.75%, 06/27/2019	33,600
		AWAS Finance Luxembourg S.A., Term Loan
	4,919	3.50%, 07/16/2018	4,919
		AWAS Finance Luxembourg S.A., Term Loan B
	6,284	3.50%, 06/10/2016	6,291
		Delta Air Lines, Inc.
	8,017	4.00%, 10/18/2018	8,044
	26,418	4.25%, 04/20/2017	26,536
		Landmark Aviation
	12,350	5.75%, 10/25/2019	12,396
		Landmark Aviation FBO Canada, Inc.
	1,047	5.75%, 10/25/2019	1,051
		United Airlines, Inc.
	28,173	4.00%, 04/01/2019	28,307
		US Airways Group, Inc.
	27,975	4.25%, 05/23/2019 ☼	27,987
			149,131
		Arts, Entertainment and Recreation - 7.7%
		24 Hour Fitness Worldwide, Inc.
	34,810	5.25%, 04/22/2016	35,058
		Cenveo Corp.
	8,622	6.25%, 04/02/2020	8,697
		Cequel Communications LLC
	28,950	3.50%, 02/14/2019	28,956
		Clear Channel Communications, Inc.
	7,588	6.92%, 01/30/2019	7,209
		ClubCorp Club Operations, Inc.
	17,344	4.00%, 07/24/2020	17,496
		CSC Holdings, Inc.
	28,179	2.67%, 04/12/2020	27,924
		Cumulus Media, Inc.
	32,498	4.50%, 09/17/2018	32,685
		Dex Media West LLC
	7,588	8.00%, 12/30/2016	6,273
		F & W Publications, Inc., Second Lien Term Loan
	1,175	15.00%, 12/09/2014 Þ	993
		Formula One Holdings
	23,522	4.50%, 04/30/2019	23,757
		FoxCo Acquisition LLC
	6,551	5.50%, 07/14/2017	6,562
		Golden Nugget, Inc., Delayed Draw Term Loan
	4,173	3.17%, 06/30/2014 Þ	4,157
		Golden Nugget, Inc., Term Facility
	7,430	3.17%, 06/30/2014 Þ	7,402
		Hoyts Group Holdings LLC
	6,763	4.00%, 05/30/2020	6,757
	6,212	8.25%, 11/30/2020	6,290
		Liberty Cablevision of Puerto Rico LLC
	16,458	6.00%, 06/09/2017	16,484
		MGM Resorts International
	6,755	2.92%, 12/20/2017	6,749
	83,029	3.50%, 12/20/2019 ☼	82,895
		Quebecor Media, Inc.
	21,950	3.25%, 08/17/2020	21,721
		R.H. Donnelley, Inc.
	4,369	9.75%, 12/31/2016	3,136
		Salem Communications Corp.
	11,500	4.50%, 03/13/2020	11,534
		Station Casinos LLC
	35,128	5.00%, 03/02/2020	35,447
		Tribune Co.
	27,467	4.00%, 12/31/2019	27,450
		Univision Communications, Inc., Term Loan
	16,149	4.00%, 03/01/2020 ☼	16,151
		Univision Communications, Inc., Term Loan C-1
	58,317	4.50%, 03/01/2020	58,597
		Univision Communications, Inc., Term Loan C-2
	32,835	4.50%, 03/01/2020	32,999
		Warner Music Group Corp.
	11,275	3.75%, 07/01/2020	11,279
		Wind Telecomunicazioni S.p.A.
EUR	4,000	4.42%, 11/27/2017☼	5,400
			550,058
		Chemical Manufacturing - 3.9%
		Arysta LifeScience Corp.
	11,047	4.50%, 05/29/2020	11,082

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 89.5% - (continued)
		Chemical Manufacturing - 3.9% - (continued)
		CeramTec
	$4,224	4.25%, 08/30/2020	$4,228
EUR	1,108	4.75%, 08/28/2020	1,515
		Cytec Industries, Inc.
	1,958	4.50%, 10/04/2019	1,966
		DuPont Performance Coatings, Inc.
	24,228	4.75%, 02/01/2020	24,468
EUR	5,224	5.25%, 02/01/2020	7,192
		Exopack LLC
	9,545	04/11/2019 ◊☼	9,658
		Faenza Acquisition Gmbh
	1,701	4.25%, 08/30/2020	1,702
EUR	3,642	4.75%, 08/28/2020	4,982
		Houghton International, Inc.
	13,391	4.00%, 12/20/2019	13,380
		Huntsman International LLC
	13,675	10/15/2020 ◊☼	13,688
		Ineos US Finance LLC
	42,147	4.00%, 05/04/2018	42,268
		MacDermid, Inc.
	9,790	4.00%, 06/07/2020	9,821
		Monarch, Inc.
	3,773	4.50%, 10/04/2019	3,790
	1,270	8.25%, 04/03/2020	1,305
		Pinnacle Operating Corp.
	32,641	3.25%, 04/29/2020	32,596
	15,672	4.75%, 11/15/2018	15,741
		PQ Corp.
	17,865	4.50%, 08/07/2017	17,992
		Tronox Pigments Holland
	13,222	4.50%, 03/19/2020	13,332
		Univar, Inc.
	44,422	5.00%, 06/30/2017	43,673
		Utex Industries, Inc.
	7,496	4.75%, 04/10/2020	7,521
	2,000	8.75%, 04/09/2021	2,026
			283,926
		Computer and Electronic Product Manufacturing - 2.2%
		CDW LLC
	61,480	3.50%, 04/29/2020	61,212
		Ceridian Corp.
	37,419	4.42%, 05/09/2017	37,597
		Freescale Semiconductor, Inc.
	51,600	5.00%, 02/28/2020 - 01/15/2021	52,044
		Spectrum Brands Holdings, Inc.
	3,375	3.50%, 09/04/2019	3,377
	3,949	4.50%, 12/17/2019	3,960
			158,190
		Construction - 0.7%
		Aluma Systems, Inc.
	3,064	6.25%, 10/23/2018	3,069
		Brand Energy & Infrastructure Services, Inc.
	12,766	6.25%, 10/23/2018	12,787
		Brock Holdings III, Inc.
	17,371	6.01%, 03/16/2017	17,400
	6,898	10.00%, 03/16/2018	6,975
		Summit Materials LLC
	10,870	5.00%, 01/30/2019	10,884
			51,115
		Educational Services - 0.1%
		Bright Horizons Family Solutions, Inc.
	9,607	4.00%, 01/30/2020	9,656

		Electrical Equipment, Appliance Manufacturing - 0.3%
		WESCO Distribution, Inc.
	19,279	4.50%, 12/12/2019	19,379

		Fabricated Metal Product Manufacturing - 0.1%
		Ameriforge Group, Inc.
	6,397	5.00%, 12/19/2019	6,439

		Finance and Insurance - 6.0%
		Asurion LLC
	12,424	3.50%, 07/08/2020	12,183
	63,628	4.50%, 05/24/2019	63,610
		Capital Automotive L.P.
	13,035	4.00%, 04/10/2019	13,104
	2,965	6.00%, 04/30/2020	3,050
		Chrysler Group LLC
	44,580	4.25%, 05/24/2017	44,959
		Cooper Gay Swett & Crawford Ltd.
	9,401	5.00%, 04/16/2020	9,284
	4,140	8.25%, 10/16/2020	4,078
		Evertec LLC
	14,918	3.50%, 04/17/2020	14,433
		Guggenheim Partners LLC
	17,805	4.25%, 07/22/2020	17,887
		Hub International Ltd.
	15,535	4.75%, 10/02/2020	15,654
		Interactive Data Corp.
	18,980	3.75%, 02/11/2018	18,956
		ION Trading Technologies Ltd.
	8,479	4.50%, 05/22/2020	8,495
	1,540	8.25%, 05/22/2021	1,546
		Lonestar Intermediate Super Holdings LLC
	4,864	11.00%, 09/02/2019	5,038
		National Financial Partners Corp.
	7,262	5.25%, 07/01/2020	7,289
		Nuveen Investments, Inc.
	82,007	4.17%, 05/13/2017	81,495
	48,388	6.50%, 02/28/2019	47,420
		Ocwen Financial Corp.
	10,632	5.00%, 02/15/2018	10,762
		USI Insurance Services LLC
	22,689	5.00%, 12/27/2019	22,812
		Walter Investment Management
	30,386	5.75%, 11/28/2017	30,646
			432,701
		Food Manufacturing - 5.2%
		Advance Pierre Foods, Inc.
	17,806	5.75%, 07/10/2017	17,929
	9,000	9.50%, 10/10/2017	9,099
		American Seafoods Group LLC
	586	4.25%, 03/18/2018	582
		Del Monte Foods Co.
	71,399	4.00%, 03/08/2018	71,399
		Dole Food Co., Inc.
	12,020	10/25/2018 ◊☼	12,070
	17,104	3.75%, 04/01/2020	17,154

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 89.5% - (continued)
		Food Manufacturing - 5.2% - (continued)
		H.J. Heinz Co.
	$132,443	3.50%, 06/05/2020	$133,342
		Hostess Brands, Inc.
	9,740	6.75%, 04/09/2020	9,992
		JBS USA LLC
	38,259	3.75%, 05/25/2018 - 09/18/2020	38,163
		Milk Specialties Co.
	180	07/11/2018 ◊☼Б	180
	8,908	7.00%, 11/09/2018	8,919
		Roundy's Supermarkets, Inc.
	11,787	5.75%, 02/13/2019	11,640
		U.S. Foodservice, Inc.
	42,185	4.50%, 03/31/2019	42,291
			372,760
		Furniture and Related Product Manufacturing - 1.2%
		AOT Bedding Super Holdings LLC
	48,935	5.00%, 10/01/2019	49,196
		Tempur-Pedic International, Inc.
	19,169	3.50%, 03/18/2020	19,149
		Wilsonart International Holding LLC
	16,201	4.00%, 10/31/2019	16,022
			84,367
		Health Care and Social Assistance - 7.5%
		AccentCare, Inc.
	6,034	6.50%, 12/22/2016	2,514
		Alere, Inc., Term Loan B
	24,755	4.25%, 06/30/2017	24,910
		Alere, Inc., Term Loan B2
	5,628	4.25%, 06/30/2017	5,664
		American Renal Holdings, Inc.
	20,621	4.50%, 08/20/2019	20,312
	9,285	8.50%, 03/20/2020	8,960
		Ardent Medical Services, Inc.
	9,925	6.75%, 07/02/2018	9,966
		ATI Holdings, Inc.
	2,585	5.75%, 12/20/2019	2,607
		Catalent Pharma Solutions, Inc.
	2,385	6.50%, 12/31/2017	2,412
		DaVita, Inc.
	44,092	4.00%, 11/01/2019	44,334
		DJO Finance LLC
	16,644	4.75%, 09/15/2017	16,803
		Grifols, Inc.
	18,404	4.25%, 06/01/2017	18,517
		HCA, Inc.
	14,759	2.92%, 05/01/2018	14,776
	29,805	3.00%, 03/31/2017	29,842
		Health Management Associates, Inc.
	6,872	3.50%, 11/16/2018	6,866
		Hologic, Inc.
	26,937	3.75%, 08/01/2019	27,058
		Iasis Healthcare LLC
	16,384	4.50%, 05/03/2018	16,486
		Immucor, Inc.
	17,432	5.00%, 08/19/2018	17,512
		IMS Health, Inc.
	8,125	3.75%, 09/01/2017	8,162
		Insight Pharmaceuticals LLC
	9,438	6.25%, 08/25/2016	9,367
		InVentiv Health, Inc.
	10,442	7.50%, 08/04/2016 ☼	10,275
	12,350	7.75%, 05/15/2018 ☼	12,165
		MultiPlan, Inc.
	27,279	4.00%, 08/26/2017	27,455
		NBTY, Inc.
	22,466	3.50%, 10/01/2017	22,568
		Par Pharmeceutical Cos., Inc.
	15,519	4.25%, 09/30/2019	15,562
		Pharmaceutical Product Development, Inc.
	14,416	4.25%, 12/05/2018	14,536
		Sheridan Healthcare, Inc.
	7,408	4.50%, 06/29/2018	7,441
		Sheridan Holdings, Inc.
	2,246	9.00%, 07/01/2019	2,252
		Surgery Center Holdings, Inc.
	9,900	6.00%, 04/11/2019	9,900
		Truven Health Analytics, Inc.
	4,918	4.50%, 06/06/2019	4,935
		US Renal Care, Inc.
	14,795	5.25%, 07/03/2019	14,980
	3,160	8.50%, 07/03/2020	3,203
	2,666	10.25%, 01/03/2020	2,719
		Valeant Pharmaceuticals International
	25,826	3.75%, 02/13/2019 - 12/11/2019	26,044
	77,638	4.50%, 08/05/2020	78,630
			539,733
		Information - 14.1%
		Alcatel-Lucent
	48,347	5.75%, 01/30/2019	49,022
EUR	17,955	6.25%, 01/30/2019	24,576
		Arris Group, Inc.
	23,390	3.50%, 04/17/2020	23,312
		Aspect Software, Inc.
	10,027	7.00%, 05/07/2016	10,044
		Cabovisao-Televisao Por Cabo S.A.
	48,000	5.40%, 07/02/2019 ☼Б	48,330
		Charter Communications Operating LLC, Term Loan E
	49,660	3.00%, 07/01/2020	49,126
		Charter Communications Operating LLC, Term Loan F
	28,778	3.00%, 12/31/2020	28,471
		Crown Castle International Corp.
	18,696	3.25%, 01/31/2019	18,667
		Decision Insight Information Group I, Inc.
	13,281	7.00%, 01/04/2017	13,237
		Dell, Inc.
	19,930	03/20/2020 ◊☼	19,807
		Emdeon, Inc.
	15,769	3.75%, 11/02/2018	15,808
		Epicor Software Corp.
	42,058	4.50%, 05/16/2018	42,295
		First Data Corp.
	11,744	4.17%, 03/24/2017	11,754
		First Data Corp., Extended 1st Lien Term Loan
	88,764	4.17%, 03/23/2018	88,796
		First Data Corp., Term Loan B
	2,060	4.17%, 09/24/2018	2,062

The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 89.5% - (continued)
		Information - 14.1% - (continued)
		Hyland Software, Inc.
	$6,615	5.50%, 10/25/2019	$6,635
		Infor US, Inc.
	4,090	3.75%, 06/03/2020	4,077
EUR	4,376	4.00%, 06/03/2020	5,930
	20,308	5.25%, 04/05/2018	20,456
		Intelsat Jackson Holdings S.A.
	33,503	4.25%, 04/02/2018	33,663
		Kronos, Inc.
	14,193	4.50%, 10/30/2019	14,246
	3,000	9.75%, 04/30/2020	3,090
		Leap Wireless International, Inc., Term Loan B
	17,547	4.75%, 10/10/2019 - 03/08/2020	17,620
		Level 3 Communications, Inc.
	93,034	4.00%, 08/01/2019 - 01/15/2020	93,422
		Light Tower Fiber LLC
	17,601	4.50%, 04/13/2020	17,652
	1,705	8.00%, 04/12/2021	1,726
		Mediacom Broadband LLC, Term Loan E
	7,811	4.50%, 10/23/2017	7,818
		Mediacom Communications Corp.
	16,399	3.25%, 01/29/2021	16,180
		MISYS plc
	23,399	5.00%, 12/12/2018	23,567
		NexTag, Inc.
	4,674	9.25%, 01/28/2016	4,417
		Nine Entertainment Group Ltd.
	27,790	3.25%, 02/05/2020	27,663
		Northland Cable Television, Inc.
	9,388	7.75%, 12/30/2016	9,176
		Novell, Inc.
	17,274	7.25%, 11/22/2017	17,393
		Peak 10, Inc.
	6,000	7.25%, 10/25/2018	6,015
		RedPrairie Corp.
	6,754	6.75%, 12/21/2018	6,816
		Skillsoft Corp.
	12,855	5.00%, 05/26/2017	12,879
		Sorenson Communications, Inc.
	17,024	9.50%, 10/31/2014	17,216
		Syniverse Holdings, Inc.
	5,429	4.00%, 04/23/2019	5,441
		Telesat Canada
	13,545	3.50%, 03/28/2019	13,605
		TransFirst Holding, Inc.
	13,960	4.75%, 12/27/2017	13,954
	500	11.00%, 06/27/2018	506
		TWCC Holding Corp.
	18,393	3.50%, 02/13/2017	18,429
	1,885	7.00%, 06/26/2020	1,931
		UPC Financing Partnership
	15,875	3.25%, 06/30/2021	15,786
	12,750	4.00%, 01/31/2021	12,819
		Virgin Media Finance plc
	59,500	3.50%, 06/08/2020 ☼	59,473
GBP	13,800	4.50%, 06/08/2020	22,303
		West Corp.
	22,958	3.75%, 06/30/2018	23,013
		WideOpenWest Finance LLC
	14,828	4.75%, 04/01/2019	14,945
			1,015,169
		Media - 0.7%
		Affinia Group, Inc.
	16,795	3.50%, 05/31/2020	16,443
	7,287	4.75%, 04/25/2020	7,350
		Media General, Inc.
	25,750	3.25%, 07/31/2020 ☼Б	25,831
			49,624
		Mining - 2.2%
		Alpha Natural Resources, Inc.
	21,149	3.50%, 05/22/2020	20,157
		Arch Coal, Inc.
	69,400	5.75%, 05/16/2018 ☼	67,246
		Fortescue Metals Group Ltd.
	69,953	5.25%, 10/18/2017	70,054
			157,457
		Miscellaneous Manufacturing - 2.7%
		Bombardier Recreational Products, Inc.
	14,675	4.00%, 01/30/2019	14,737
		DigitalGlobe, Inc.
	15,253	3.75%, 01/15/2020	15,320
		Doncasters plc
	20,313	5.50%, 04/09/2020	20,465
		Hamilton Sundstrand Corp.
	50,102	4.00%, 12/13/2019	50,048
		Provo Craft & Novelty, Inc.
	6,628	15.00%, 03/22/2016 Þ	132
		Reynolds Group Holdings, Inc.
	46,456	4.75%, 09/28/2018	46,819
		Sequa Corp.
	23,367	5.25%, 06/19/2017	23,528
		TransDigm Group, Inc.
	23,023	3.75%, 02/28/2020	23,028
			194,077
		Motor Vehicle and Parts Manufacturing - 1.8%
		Federal Mogul Corp., Tranche B Term Loan
	35,810	2.12%, 12/29/2014	35,445
		Federal Mogul Corp., Tranche C Term Loan
	13,308	2.12%, 12/28/2015	13,173
		Navistar, Inc.
	43,677	5.75%, 08/17/2017	44,496
		Tomkins LLC
	28,611	3.75%, 09/29/2016	28,676
		Tower Automotive Holdings USA LLC
	9,028	4.75%, 04/23/2020	9,122
			130,912
		Other Services - 1.9%
		Alliance Laundry Systems LLC
	10,309	4.25%, 12/10/2018	10,339
		Apex Tool Group LLC
	7,139	4.50%, 01/31/2020	7,169
		Gardner Denver
	52,610	4.25%, 07/30/2020 ☼	52,621
EUR	16,910	4.75%, 07/30/2020	23,099
		Rexnord LLC
	45,571	4.00%, 08/21/2020	45,594
			138,822

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 89.5% - (continued)
	Petroleum and Coal Products Manufacturing - 2.9%
	Dynegy Power LLC
$24,232	4.00%, 04/23/2020	$24,238
	Everest Acquisition LLC
14,031	3.50%, 05/24/2018	14,031
	Fieldwood Energy LLC
17,430	3.88%, 09/28/2018	17,578
	Macquarie Infrastructure Co., Inc.
13,566	3.25%, 06/01/2020	13,543
	Ocean Rig ASA
14,963	6.00%, 03/31/2021	15,178
	Pacific Drilling S.A.
10,698	4.50%, 06/03/2018	10,734
	Peabody Energy Corp.
44,665	4.25%, 09/24/2020	44,516
	Samson Investment Co.
24,745	6.00%, 09/25/2018	24,923
	Shelf Drilling International Holdings Ltd.
10,124	6.25%, 05/31/2018	10,124
21,820	10.00%, 10/08/2018 ☼	22,011
	Wildhorse Resources LLC
10,800	7.50%, 12/13/2018	10,692
		207,568
	Pipeline Transportation - 0.4%
	EMG Utica LLC
4,800	4.75%, 03/27/2020	4,812
	EP Energy LLC
3,977	4.50%, 04/30/2019	3,997
	NGPL Pipeco LLC
6,869	6.75%, 09/15/2017	6,419
	Philadelphia Energy Solutions LLC
13,291	6.25%, 04/04/2018	11,895
		27,123
	Plastics and Rubber Products Manufacturing - 0.9%
	Berry Plastics Group, Inc.
34,825	3.50%, 02/08/2020	34,684
	Consolidated Container Co.
6,930	5.00%, 07/03/2019	6,967
	Pact Group Pty Ltd.
12,783	3.75%, 05/29/2020	12,663
	Tricorbraun, Inc.
7,594	4.00%, 05/03/2018	7,594
		61,908
	Primary Metal Manufacturing - 0.8%
	Novelis, Inc.
51,238	3.75%, 03/10/2017	51,403
	WireCo WorldGroup, Inc.
3,295	6.00%, 02/15/2017	3,295
		54,698
	Professional, Scientific and Technical Services - 3.0%
	Advantage Sales & Marketing, Inc.
32,101	4.25%, 12/18/2017	32,382
9,874	8.25%, 06/17/2018	9,960
	Affinion Group, Inc.
76,131	6.50%, 10/09/2016	75,223
	AlixPartners LLP
14,435	5.00%, 07/10/2020	14,507
4,575	9.00%, 07/10/2021	4,655
	IMG Worldwide, Inc.
11,647	5.50%, 06/16/2016	11,647
	MoneyGram International, Inc.
25,104	4.25%, 03/27/2020	25,173
	Paradigm Ltd.
13,860	4.75%, 07/30/2019	13,804
2,500	10.50%, 07/30/2020	2,512
	RBS Holding Co. LLC
14,673	9.50%, 03/23/2016	5,282
	SunGard Data Systems, Inc.
7,278	4.00%, 03/01/2020	7,328
9,965	4.50%, 01/31/2020	10,014
		212,487
	Real Estate, Rental and Leasing - 1.8%
	Avis Budget Car Rental LLC
10,776	3.00%, 03/15/2019	10,749
	Fly Leasing Ltd.
9,025	4.50%, 08/08/2018	9,070
	Hertz (The) Corp.
28,335	3.00%, 03/11/2018	28,330
	Realogy Corp.
8,489	4.43%, 10/10/2016	8,572
69,577	4.50%, 03/05/2020	70,252
		126,973
	Retail Trade - 7.4%
	99 Cents Only Stores
18,101	4.50%, 01/11/2019	18,210
	American Builders & Contractors Supply Co.
16,495	3.50%, 04/16/2020	16,505
	ARAMARK Corp.
37,350	4.00%, 09/09/2019	37,432
	Armored AutoGroup, Inc.
8,673	6.00%, 11/05/2016	8,579
	BJ's Wholesale Club, Inc.
27,705	4.25%, 09/26/2019	27,709
	EB Sports Corp.
12,923	11.50%, 12/31/2015 Þ	12,859
	FleetPride, Inc.
15,880	5.25%, 11/19/2019	15,443
	Great Atlantic & Pacific Tea Co., Inc.
12,965	11.00%, 03/13/2017	13,419
	Hillman Group, Inc.
16,541	4.25%, 05/28/2017	16,617
	J. C. Penney Co., Inc.
41,077	6.00%, 05/15/2018	39,697
	Michael Foods Group, Inc.
6,076	4.25%, 02/25/2018	6,111
	Michaels Stores, Inc.
26,387	3.75%, 01/28/2020	26,473
	Neiman Marcus Group, Inc.
56,175	5.00%, 10/25/2020	56,533
	Party City Holdings, Inc.
24,951	4.25%, 07/27/2019	25,013
	Quikrete (The) Companies, Inc.
24,925	4.00%, 09/26/2020	25,027
8,035	7.00%, 03/26/2021 ☼	8,216
	Rite Aid Corp.
38,059	4.00%, 02/21/2020	38,237
26,580	4.88%, 06/21/2021	26,771
7,755	5.75%, 08/21/2020	7,932

The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 89.5% - (continued)
	Retail Trade - 7.4% - (continued)
	Sports (The) Authority, Inc.
$28,122	7.50%, 11/16/2017		$28,122
	Sprouts Farmers Markets Holdings LLC
6,512	4.00%, 04/23/2020		6,518
	Supervalu, Inc.
28,657	5.00%, 03/20/2019		28,820
	TI Automotive Ltd.
4,900	5.50%, 03/28/2019		4,962
	Weight Watchers International, Inc.
39,631	3.75%, 04/02/2020		36,386
			531,591
	Soap, Cleaning Compound and Toilet Manufacturing - 0.8%
	Revlon Consumer Products Corp.
39,021	4.00%, 11/20/2017 - 08/19/2019		39,154
	Spotless Group
13,160	5.00%, 10/02/2018		13,267
6,250	8.75%, 04/02/2019 ☼		6,320
			58,741
	Transit and Ground Passenger Transportation - 0.6%
	Emergency Medical Services Corp.
40,847	4.00%, 05/25/2018		41,000

	Truck Transportation - 0.5%
	Nexeo Solutions LLC, Term Loan B-1
11,214	5.00%, 09/08/2017		11,053
	Nexeo Solutions LLC, Term Loan B-2
10,845	5.00%, 09/09/2017		10,690
	Swift Transportation Co., Inc.
15,813	4.00%, 12/21/2017		15,885
			37,628
	Utilities - 3.4%
	AES Corp.
15,217	3.75%, 06/01/2018		15,300
	Calpine Corp.
4,275	10/30/2020 ◊☼		4,290
21,945	3.00%, 05/03/2020		21,647
23,651	3.25%, 01/31/2022		23,473
20,103	4.00%, 10/09/2019		20,199
	Calpine Corp., Term Loan
47,939	4.00%, 04/01/2018		48,131
	Energy Transfer Equity L.P.
12,550	3.75%, 03/24/2017		12,550
	La Frontera Generation LLC
19,046	4.50%, 09/30/2020		19,197
	LSP Madison Funding LLC
6,781	5.50%, 06/28/2019		6,826
	NRG Energy, Inc.
33,243	2.75%, 07/01/2018		33,212
	PowerTeam Services LLC
1,991	3.69%, 05/06/2020 ☼Б		1,941
15,885	4.25%, 05/06/2020		15,488
2,665	8.25%, 11/06/2020		2,644
	Star West Generation LLC
13,860	4.25%, 03/13/2020		13,964
	Texas Competitive Electric Holdings Co. LLC
13,498	4.70%, 10/10/2017		8,989
			247,851
	Wholesale Trade - 0.5%
	Harbor Freight Tools
9,579	4.75%, 07/26/2019		9,699
	HD Supply, Inc.
29,131	4.50%, 10/12/2017		29,313
			39,012
	Total senior floating rate interests
	(cost $6,403,023)		$6,423,829

COMMON STOCKS - 0.0%
	Consumer Durables and Apparel - 0.0%
3	Provo Craft & Novelty, Inc. ⌂●†		$–

	Energy - 0.0%
418,220	KCA Deutag ⌂●†		2,899

	Media - 0.0%
16	F & W Publications, Inc.		10

	Total common stocks
	(cost $5,669)		$2,909

EXCHANGE TRADED FUNDS - 1.3%
	Other Investment Pools and Funds - 1.3%
285	iShares 1-3 Year Credit Bond ETF		$30,048
106	iShares Iboxx High Yield Corp.		9,927
1,383	PowerShares Senior Loan Portfolio		34,345
244	SPDR Barclays Capital High Yield Bond ETF		9,928
164	SPDR Barclays Short Term High Yield Bond ETF ●		5,049
140	SPDR Blackstone/GSO Senior Loan ETF ●		7,036
			96,333
	Total exchange traded funds
	(cost $96,682)		$96,333

WARRANTS - 0.0%
	Media - 0.0%
6	F & W Publications, Inc.		$4

	Total warrants
	(cost $1)		$4

	Total long-term investments
	(cost $7,094,212)		$7,129,022

SHORT-TERM INVESTMENTS - 1.1%
Other Investment Pools and Funds - 1.1%
76,510	JP Morgan U.S. Government Money Market Fund		$76,510

	Total short-term investments
	(cost $76,510)		$76,510

	Total investments
	(cost $7,170,722) ▲	100.4%	$7,205,532
	Other assets and liabilities	(0.4)%	(27,955)
	Total net assets	100.0%	$7,177,577

The accompanying notes are an integral part of these financial statements.

12

The Hartford Floating Rate Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $7,175,413 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$77,724
Unrealized Depreciation	(47,605)
Net Unrealized Appreciation	$30,119

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value of these securities was $2,899, which rounds to zero percent of total net assets.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $172,563 at October 31, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2013.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2013.

Б	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2013, the aggregate value of the unfunded commitment was $24,920, which represents 0.3% of total net assets.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $375,278, which represents 5.2% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	418,220	KCA Deutag	$5,668
09/2011	3	Provo Craft & Novelty, Inc.	–

At October 31, 2013, the aggregate value of these securities was $2,899, which rounds to zero percent of total net assets.

Þ	This security may pay interest in additional principal instead of cash.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value╪	Unrealized Appreciation/ (Depreciation)
CAD	Sell	11/21/2013	BMO	$6,515	$6,475	$40
EUR	Buy	11/07/2013	MSC	5,494	5,404	(90)
EUR	Sell	11/21/2013	MSC	5,494	5,404	90
EUR	Sell	11/29/2013	SSG	6,689	6,579	110

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value╪	Unrealized Appreciation/ (Depreciation)
EUR	Sell	11/21/2013	WEST	$168,139	$168,829	$(690)
GBP	Buy	11/07/2013	MSC	20,302	20,105	(197)
GBP	Sell	11/21/2013	MSC	20,299	20,102	197
GBP	Sell	11/21/2013	NAB	33,243	33,235	8
						$(532)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BMO	Bank of Montreal
MSC	Morgan Stanley
NAB	National Australia Bank
SSG	State Street Global Markets LLC
WEST	Westpac International

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound

Other Abbreviations:
ETF	Exchange Traded Fund
LIBOR	London Interbank Offered Rate
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

14

The Hartford Floating Rate Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Consumer Durables and Apparel	$–	$–	$–	$–
Energy	2,899	–	–	2,899
Media	10	–	10	–
Total	2,909	–	10	2,899
Corporate Bonds	605,947	–	605,947	–
Exchange Traded Funds	96,333	96,333	–	–
Senior Floating Rate Interests	6,423,829	–	6,423,829	–
Warrants	4	–	4	–
Short-Term Investments	76,510	76,510	–	–
Total	$7,205,532	$172,843	$7,029,790	$2,899
Foreign Currency Contracts*	445	–	445	–
Total	$445	$–	$445	$–
Liabilities:
Foreign Currency Contracts*	977	–	977	–
Total	$977	$–	$977	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2013
Assets:
Common Stocks	$3,888	$586	$(581	)*	$—	$—	$(994)	$—	$—	$2,899
Total	$3,888	$586	$(581)		$—	$—	$(994)	$—	$—	$2,899

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $(570).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Floating Rate Fund
Statement of Assets and Liabilities
October 31, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $7,170,722)	$7,205,532
Cash	28,814
Foreign currency on deposit with custodian (cost $641)	641
Unrealized appreciation on foreign currency contracts	445
Receivables:
Investment securities sold	163,743
Fund shares sold	21,108
Dividends and interest	30,435
Other assets	377
Total assets	7,451,095
Liabilities:
Unrealized depreciation on foreign currency contracts	977
Payables:
Investment securities purchased	251,514
Fund shares redeemed	14,510
Investment management fees	815
Dividends	4,480
Administrative fees	1
Distribution fees	527
Accrued expenses	688
Other liabilities	6
Total liabilities	273,518
Net assets	$7,177,577
Summary of Net Assets:
Capital stock and paid-in-capital	$7,579,460
Undistributed net investment income	2,486
Accumulated net realized loss	(439,033)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	34,664
Net assets	$7,177,577

Shares authorized	3,150,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.01/$9.29
Shares outstanding	229,045
Net assets	$2,064,701
Class B: Net asset value per share	$9.00
Shares outstanding	3,334
Net assets	$30,017
Class C: Net asset value per share	$9.00
Shares outstanding	243,892
Net assets	$2,195,858
Class I: Net asset value per share	$9.02
Shares outstanding	307,202
Net assets	$2,772,328
Class R3: Net asset value per share	$9.03
Shares outstanding	2,030
Net assets	$18,334
Class R4: Net asset value per share	$9.01
Shares outstanding	1,471
Net assets	$13,255
Class R5: Net asset value per share	$9.01
Shares outstanding	437
Net assets	$3,942
Class Y: Net asset value per share	$9.00
Shares outstanding	8,791
Net assets	$79,142

The accompanying notes are an integral part of these financial statements.

16

The Hartford Floating Rate Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$1,270
Interest	326,508
Less: Foreign tax withheld	(28)
Total investment income	327,750

Expenses:
Investment management fees	38,944
Administrative services fees
Class R3	32
Class R4	18
Class R5	4
Transfer agent fees
Class A	1,570
Class B	55
Class C	1,633
Class I	1,555
Class R3	4
Class R4	1
Class R5	1
Class Y	1
Distribution fees
Class A	4,858
Class B	329
Class C	21,125
Class R3	81
Class R4	30
Custodian fees	23
Accounting services fees	1,278
Registration and filing fees	286
Board of Directors' fees	147
Audit fees	58
Other expenses	759
Total expenses (before waivers)	72,792
Expense waivers	(42)
Total waivers	(42)
Total expenses, net	72,750
Net Investment Income	255,000
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	59,122
Net realized loss on swap contracts	(3,079)
Net realized loss on foreign currency contracts	(5,077)
Net realized gain on other foreign currency transactions	408
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	51,374
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	3,622
Net unrealized appreciation of swap contracts	3,553
Net unrealized depreciation of foreign currency contracts	(618)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	386
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	6,943
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	58,317
Net Increase in Net Assets Resulting from Operations	$313,317

The accompanying notes are an integral part of these financial statements.

17

The Hartford Floating Rate Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$255,000	$262,200
Net realized gain on investments, other financial instruments and foreign currency transactions	51,374	8,064
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	6,943	174,371
Net Increase in Net Assets Resulting from Operations	313,317	444,635
Distributions to Shareholders:
From net investment income
Class A	(78,774)	(86,020)
Class B	(1,087)	(1,545)
Class C	(70,147)	(83,308)
Class I	(100,977)	(84,801)
Class R3	(608)	(559)
Class R4	(488)	(364)
Class R5	(190)	(517)
Class Y	(3,084)	(5,383)
Total distributions	(255,355)	(262,497)
Capital Share Transactions:
Class A	263,093	(245,385)
Class B	(5,326)	(7,210)
Class C	144,799	(140,552)
Class I	934,880	195,227
Class R3	4,299	2,232
Class R4	1,851	4,975
Class R5	(7,911)	3,601
Class Y	2,416	(43,371)
Net increase (decrease) from capital share transactions	1,338,101	(230,483)
Net Increase (Decrease) in Net Assets	1,396,063	(48,345)
Net Assets:
Beginning of period	5,781,514	5,829,859
End of period	$7,177,577	$5,781,514
Undistributed (distribution in excess of) net investment income	$2,486	$1,157

The accompanying notes are an integral part of these financial statements.

18

The Hartford Floating Rate Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Floating Rate Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the

19

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

20

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or

21

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”),

22

Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

c)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets

23

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

b)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions, credit spreads, currency exchange rates, interest rates and other relevant factors.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is

24

positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, minimum daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund had no outstanding credit default swap contracts as of October 31, 2013.

25

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

d)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$445	$—	$—	$—	$—	$445
Total	$—	$445	$—	$—	$—	$—	$445

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$977	$—	$—	$—	$—	$977
Total	$—	$977	$—	$—	$—	$—	$977

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on swap contracts	$—	$—	$(3,079)	$—	$—	$—	$(3,079)
Net realized loss on foreign currency contracts	—	(5,077)	—	—	—	—	(5,077)
Total	$—	$(5,077)	$(3,079)	$—	$—	$—	$(8,156)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of swap contracts	$—	$—	$3,553	$—	$—	$—	$3,553
Net change in unrealized depreciation of foreign currency contracts	—	(618)	—	—	—	—	(618)
Total	$—	$(618)	$3,553	$—	$—	$—	$2,935

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates

26

decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$255,091	$263,947

27

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$6,966
Accumulated Capital Losses *	(434,587)
Unrealized Appreciation †	30,218
Total Accumulated Deficit	$(397,403)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$1,684
Accumulated Net Realized Gain (Loss)	(1,684)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$162,527
2017	272,060
Total	$434,587

During the year ended October 31, 2013, the Fund utilized $54,836 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

28

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6500%
On next $2 billion	0.6000%
On next $2.5 billion	0.5900%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

29

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.70%	0.70%

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $3,326 and contingent deferred sales charges of $346 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $6. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

30

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$6,506,695
Sales Proceeds Excluding U.S. Government Obligations	4,941,204

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	94,672	8,003	(73,448)	29,227	54,532	8,576	(91,596)	(28,488)
Amount	$851,185	$71,941	$(660,033)	$263,093	$479,039	$75,326	$(799,750)	$(245,385)
Class B
Shares	453	100	(1,147)	(594)	264	134	(1,221)	(823)
Amount	$4,073	$901	$(10,300)	$(5,326)	$2,321	$1,176	$(10,707)	$(7,210)
Class C
Shares	57,065	6,460	(47,429)	16,096	34,678	7,481	(58,404)	(16,245)
Amount	$512,733	$57,999	$(425,933)	$144,799	$304,793	$65,639	$(510,984)	$(140,552)
Class I
Shares	193,208	8,154	(97,575)	103,787	100,572	6,502	(85,096)	21,978
Amount	$1,739,519	$73,382	$(878,021)	$934,880	$883,753	$57,191	$(745,717)	$195,227
Class R3
Shares	937	63	(523)	477	494	62	(304)	252
Amount	$8,444	$568	$(4,713)	$4,299	$4,354	$546	$(2,668)	$2,232
Class R4
Shares	635	31	(460)	206	882	32	(350)	564
Amount	$5,712	$281	$(4,142)	$1,851	$7,772	$280	$(3,077)	$4,975
Class R5
Shares	380	17	(1,283)	(886)	599	56	(244)	411
Amount	$3,408	$148	$(11,467)	$(7,911)	$5,246	$489	$(2,134)	$3,601
Class Y
Shares	4,819	75	(4,625)	269	4,323	191	(9,433)	(4,919)
Amount	$43,287	$671	$(41,542)	$2,416	$37,808	$1,675	$(82,854)	$(43,371)
Total
Shares	352,169	22,903	(226,490)	148,582	196,344	23,034	(246,648)	(27,270)
Amount	$3,168,361	$205,891	$(2,036,151)	$1,338,101	$1,725,086	$202,322	$(2,157,891)	$(230,483)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	46	$418
For the Year Ended October 31, 2012	60	$530

31

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

In July 2007, the Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July of 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the district court. On February 11, 2011, the District Court ruled in favor of the Transeastern Lenders and the Fund and quashed the bankruptcy court opinion. The Committee appealed to the Eleventh Circuit. The Eleventh Circuit reinstated the bankruptcy court opinion, but remanded back to the District Court on the question of remedies. The District Court has not yet issued a decision. If found liable, the Fund would be required to return approximately $3-3.5 million to the bankruptcy estate. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.

32

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

33

The Hartford Floating Rate Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(C)	Ratio of Expenses to Average Net Assets After Adjustments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$8.93	$0.36	$0.09	$0.45	$(0.37)	$–	$(0.37)	$9.01	5.08%	$2,064,701	0.96%	0.96%	4.04%
B	8.92	0.29	0.09	0.38	(0.30)	–	(0.30)	9.00	4.27	30,017	1.80	1.75	3.28
C	8.92	0.30	0.08	0.38	(0.30)	–	(0.30)	9.00	4.31	2,195,858	1.71	1.71	3.30
I	8.94	0.39	0.08	0.47	(0.39)	–	(0.39)	9.02	5.35	2,772,328	0.70	0.70	4.29
R3	8.95	0.34	0.08	0.42	(0.34)	–	(0.34)	9.03	4.77	18,334	1.36	1.25	3.76
R4	8.92	0.36	0.09	0.45	(0.36)	–	(0.36)	9.01	5.17	13,255	1.04	1.00	4.01
R5	8.93	0.39	0.08	0.47	(0.39)	–	(0.39)	9.01	5.36	3,942	0.76	0.70	4.33
Y	8.92	0.39	0.09	0.48	(0.40)	–	(0.40)	9.00	5.43	79,142	0.64	0.64	4.39

For the Year Ended October 31, 2012 (D)
A	$8.64	$0.43	$0.29	$0.72	$(0.43)	$–	$(0.43)	$8.93	8.48%	$1,784,029	0.98%	0.98%	4.85%
B	8.63	0.36	0.29	0.65	(0.36)	–	(0.36)	8.92	7.66	35,026	1.80	1.75	4.08
C	8.63	0.36	0.29	0.65	(0.36)	–	(0.36)	8.92	7.69	2,031,516	1.72	1.72	4.10
I	8.65	0.45	0.29	0.74	(0.45)	–	(0.45)	8.94	8.74	1,817,957	0.73	0.73	5.10
R3	8.66	0.40	0.29	0.69	(0.40)	–	(0.40)	8.95	8.17	13,889	1.37	1.25	4.57
R4	8.63	0.42	0.29	0.71	(0.42)	–	(0.42)	8.92	8.47	11,283	1.06	1.00	4.80
R5	8.64	0.45	0.29	0.74	(0.45)	–	(0.45)	8.93	8.78	11,820	0.76	0.70	5.12
Y	8.63	0.45	0.29	0.74	(0.45)	–	(0.45)	8.92	8.85	75,994	0.65	0.65	5.18

For the Year Ended October 31, 2011 (D)
A	$8.81	$0.42	$(0.16)	$0.26	$(0.43)	$–	$(0.43)	$8.64	2.91%	$1,972,548	0.97%	0.97%	4.79%
B	8.81	0.35	(0.17)	0.18	(0.36)	–	(0.36)	8.63	2.00	41,006	1.79	1.75	4.01
C	8.81	0.36	(0.18)	0.18	(0.36)	–	(0.36)	8.63	2.03	2,106,199	1.72	1.72	4.05
I	8.82	0.45	(0.17)	0.28	(0.45)	–	(0.45)	8.65	3.16	1,568,922	0.72	0.72	5.03
R3	8.83	0.40	(0.17)	0.23	(0.40)	–	(0.40)	8.66	2.62	11,257	1.37	1.25	4.52
R4	8.81	0.42	(0.18)	0.24	(0.42)	–	(0.42)	8.63	2.76	6,048	1.06	1.00	4.78
R5	8.82	0.44	(0.17)	0.27	(0.45)	–	(0.45)	8.64	3.07	7,882	0.75	0.70	5.04
Y	8.80	0.45	(0.17)	0.28	(0.45)	–	(0.45)	8.63	3.24	115,997	0.65	0.65	5.11

For the Year Ended October 31, 2010 (D)
A	$8.30	$0.46	$0.51	$0.97	$(0.46)	$–	$(0.46)	$8.81	11.97%	$1,840,478	0.97%	0.97%	5.40%
B	8.30	0.40	0.50	0.90	(0.39)	–	(0.39)	8.81	11.11	47,006	1.78	1.75	4.64
C	8.29	0.40	0.52	0.92	(0.40)	–	(0.40)	8.81	11.27	1,945,470	1.72	1.72	4.65
I	8.31	0.48	0.51	0.99	(0.48)	–	(0.48)	8.82	12.22	1,202,589	0.74	0.74	5.62
R3	8.31	0.44	0.52	0.96	(0.44)	–	(0.44)	8.83	11.75	7,598	1.38	1.25	5.11
R4	8.30	0.46	0.51	0.97	(0.46)	–	(0.46)	8.81	11.93	2,339	1.07	1.00	5.37
R5	8.30	0.48	0.51	0.99	(0.47)	–	(0.47)	8.82	12.25	10,956	0.79	0.74	5.46
Y	8.29	0.49	0.51	1.00	(0.49)	–	(0.49)	8.80	12.35	101,560	0.65	0.65	5.73

See Portfolio Turnover information on the next page.

34

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(C)	Ratio of Expenses to Average Net Assets After Adjustments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009 (D)
A	$7.13	$0.42	$1.19	$1.61	$(0.44)	$–	$(0.44)	$8.30	23.65%	$1,277,011	1.00%	1.00%	5.69%
B	7.13	0.37	1.19	1.56	(0.39)	–	(0.39)	8.30	22.60	47,635	1.84	1.75	5.00
C	7.13	0.36	1.19	1.55	(0.39)	–	(0.39)	8.29	22.60	1,204,826	1.76	1.75	4.99
I	7.13	0.43	1.21	1.64	(0.46)	–	(0.46)	8.31	23.93	594,705	0.74	0.74	5.94
R3	7.14	0.40	1.19	1.59	(0.42)	–	(0.42)	8.31	23.17	2,863	1.41	1.25	5.36
R4	7.13	0.42	1.19	1.61	(0.44)	–	(0.44)	8.30	23.50	1,367	1.10	1.00	5.70
R5	7.15	0.48	1.12	1.60	(0.45)	–	(0.45)	8.30	23.32	26	0.97	0.85	5.99
Y	7.13	0.45	1.17	1.62	(0.46)	–	(0.46)	8.29	23.87	87,907	0.68	0.68	6.12

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	78%
For the Year Ended October 31, 2012	60
For the Year Ended October 31, 2011	96
For the Year Ended October 31, 2010	63
For the Year Ended October 31, 2009	55

35

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Floating Rate Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Floating Rate Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

36

The Hartford Floating Rate Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

37

The Hartford Floating Rate Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

38

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

39

The Hartford Floating Rate Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

40

The Hartford Floating Rate Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,013.20	$4.89	$1,000.00	$1,020.35	$4.90	0.96%	184	365
Class B	$1,000.00	$1,009.20	$8.86	$1,000.00	$1,016.38	$8.89	1.75	184	365
Class C	$1,000.00	$1,009.40	$8.66	$1,000.00	$1,016.59	$8.69	1.71	184	365
Class I	$1,000.00	$1,014.50	$3.54	$1,000.00	$1,021.69	$3.55	0.70	184	365
Class R3	$1,000.00	$1,011.70	$6.34	$1,000.00	$1,018.90	$6.36	1.25	184	365
Class R4	$1,000.00	$1,014.10	$5.08	$1,000.00	$1,020.16	$5.09	1.00	184	365
Class R5	$1,000.00	$1,014.50	$3.55	$1,000.00	$1,021.68	$3.57	0.70	184	365
Class Y	$1,000.00	$1,014.90	$3.23	$1,000.00	$1,022.00	$3.24	0.64	184	365

41

The Hartford Floating Rate Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Floating Rate Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

42

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 5-year periods and above its benchmark for the 3-year period. The Board noted recent changes to the Fund’s portfolio management team.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

43

The Hartford Floating Rate Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

44

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

45

The Hartford Floating Rate Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

The Hartford Floating Rate Fund should not be considered an alternative to CDs or money market funds. This Fund is for investors who are looking to complement their traditional fixed-income investments.

46

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-FR13 12/13 113974-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD FLOATING RATE HIGH INCOME FUND 2013 Annual Report

The Hartford Floating Rate High Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Floating Rate High Income Fund inception 09/30/2011

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 9/30/11 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	Since Inception▲
Floating Rate High Income A#	6.78%	9.44%
Floating Rate High Income A##	3.58%	7.85%
Floating Rate High Income C#	5.98%	8.62%
Floating Rate High Income C##	4.98%	8.62%
Floating Rate High Income I#	7.15%	9.75%
Floating Rate High Income R3#	6.47%	9.01%
Floating Rate High Income R4#	6.79%	9.34%
Floating Rate High Income R5#	7.11%	9.66%
Floating Rate High Income Y#	7.11%	9.66%
Credit Suisse Leveraged Loan Index	6.28%	8.32%

▲	Inception: 09/30/2011
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the United States dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Floating Rate High Income Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Floating Rate High Income Class A	1.05%	1.31%
Floating Rate High Income Class C	1.80%	2.05%
Floating Rate High Income Class I	0.80%	1.05%
Floating Rate High Income Class R3	1.35%	1.72%
Floating Rate High Income Class R4	1.05%	1.42%
Floating Rate High Income Class R5	0.75%	1.12%
Floating Rate High Income Class Y	0.75%	1.02%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Michael Bacevich
Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Floating Rate High Income Fund returned 6.78%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 6.28% for the same period. The Fund also outperformed the 5.64% average return of the Lipper Loan Participation Funds peer group, a group of funds that invests primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income assets experienced mixed performance with major global government bond yields increasing over the twelve-month period. Japanese yields were a notable exception as yields continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected caused increased volatility in financial markets in May/June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Many of the major fixed income sectors, with the exception of commercial mortgage backed securities (CMBS), high yield, and bank loans, posted negative absolute returns due to the rise in rates. Most sectors outperformed Treasuries on a duration-adjusted basis as credit spreads tightened.

The Fund outperformed its benchmark, the Credit Suisse Leveraged Loan Index, for the period. Both sector allocation and security selection were additive to relative results during the period. Overweight exposure to high yield bonds contributed to relative outperformance, as the high yield market outperformed the bank loan market over the period. An underweight allocation to Healthcare and an overweight allocation to Financial Services contributed positively to relative results, while underweights to Utilities and Media NonCable detracted from relative results. Within the Technology sector, overweights to First Data and Alcatel-Lucent contributed positively to relative performance. While First Data remains highly leveraged from their 2007 leveraged buy-out, we believe their stable business with recurring streams should allow them to slowly improve their capital structure over time. In Gaming, the portfolio benefitted from exposure to Caesars. We believe the company has a broken capital structure stemming from a pre-financial crisis leveraged buy-out. However, we believe the underlying business is stable, with many competitive advantages including an extensive customer database, and we believe the securities the Fund owns provide good value at these price levels. Lack of exposure to Tribune, a 2007 vintage LBO with a massive debt burden, hurt relative returns in the Media NonCable sector. The Fund also suffered from a small exposure to Cengage Learning, another troubled LBO from 2007 which filed for bankruptcy protection in July. An overweight allocation to bonds rated CCC and below

3

The Hartford Floating Rate High Income Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

contributed positively to relative returns during the period, as risk assets rallied. A modest cash position represented a drag on relative performance in an environment of rising bank loan prices. Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Our outlook for bank loans remains positive, given strong fundamentals, attractive valuations, and a supportive technical backdrop. The majority of new issuance continues to represent refinancing, allowing issuers to reduce their borrowing costs and extend maturities. As a result, less than $25 billion is scheduled to mature through 2015, suggesting that defaults may remain low for some time to come. Unlike high-yield bonds, bank loan mutual funds have benefitted from a consistently supportive technical picture, as evidenced by 67 consecutive weeks of positive net inflows and record year-to-date inflows of $52.9 billion through the end of September. In addition to retail demand, issuance of collateralized loan obligations (another major source of demand) totaled $61.2 billion for the first nine months of 2013, putting the pace above earlier market forecasts of $70 billion for the entire year. Despite bank loans’ solid year-to-date gains, we believe their valuations remain attractive, reflecting persistent investor skittishness about holding perceived higher-risk assets. We believe the yield premium that investors typically demand for high yield over bank loans (due to higher interest-rate risk and lower positioning in issuers’ capital structure) has diminished, enhancing the relative appeal of bank loans to us. As of the end of the period, we maintained an out of benchmark allocation to high yield credit and favored the Financial, Manufacturing, and Aerospace sectors relative to Credit Suisse Leveraged Loan Index.

Distribution by Credit Quality
as of October 31, 2013
Credit Rating *	Percentage of Net Assets
Ba / BB	13.7
B	65.8
Caa / CCC or Lower	12.4
Unrated	3.0
Non-Debt Securities and Other Short-Term Instruments	6.8
Other Assets and Liabilities	(1.7)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like Short-Term Instruments and U.S. Government Agencies and Securities) for which Moody’s and S&P have not issued long-term credit ratings. Although Moody's and S&P individually rate U.S. Government Agencies and Securities, these securities, if any, are included in the "U.S. Government Agencies and Securities" category for the purposes of the table.

Diversification by Security Type
as of October 31, 2013
Category	Percentage of Net Assets
Equity Securities
Exchange Traded Funds	3.1%
Total	3.1%
Fixed Income Securities
Corporate Bonds	18.6%
Senior Floating Rate Interests	76.3
Total	94.9%
Short-Term Investments	3.7%
Other Assets and Liabilities	(1.7)
Total	100.0%

4

The Hartford Floating Rate High Income Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 18.6%
		Accommodation and Food Services - 0.9%
		Elior Finance & Co.
EUR	187	6.50%, 05/01/2020 ■	$272
		NH Hoteles S.A.
EUR	630	6.88%, 11/15/2019 ■☼	855
		Sugarhouse HSP Gaming Prop Mezz L.P.
	$2,490	6.38%, 06/01/2021 ■	$2,384
			3,511
		Arts, Entertainment and Recreation - 1.9%
		Chester Downs & Marina LLC
	1,340	9.25%, 02/01/2020 ■	1,360
		Cirsa Funding Luxembourg S.A.
EUR	2,000	8.75%, 05/15/2018 ■	2,858
		Downstream Development Authority of Quapaw Tribe of Oklahoma
	118	10.50%, 07/01/2019 ■	117
		Gray Television, Inc.
	955	7.50%, 10/01/2020 ■	1,000
		Great Canadian Gaming Co.
CAD	1,295	6.63%, 07/25/2022 ■	1,279
		Sinclair Television Group, Inc.
	1,000	5.38%, 04/01/2021 ‡	978
			7,592
		Chemical Manufacturing - 1.3%
		Hexion Specialty Chemicals
	1,300	8.88%, 02/01/2018 ‡	1,339
		Hexion U.S. Finance Corp.
	1,713	6.63%, 04/15/2020 ‡	1,739
		MPM Escrow LLC/MPM Finance Corp.
	1,740	8.88%, 10/15/2020 ‡	1,840
			4,918
		Computer and Electronic Product Manufacturing - 0.6%
		NXP B.V./NXP Funding LLC
	570	5.75%, 02/15/2021 - 03/15/2023 ■	591
		Polish Television Holdings B.V.
EUR	1,155	11.00%, 01/15/2021 ■Þ	1,658
			2,249
		Finance and Insurance - 2.7%
		Ineos Finance plc
	400	8.38%, 02/15/2019 ■	446
		Kion Finance S.A.
EUR	1,000	4.73%, 02/15/2020 ■Δ	1,377
EUR	450	6.75%, 02/15/2020 ■	671
		National Money Mart Co.
	1,175	10.38%, 12/15/2016 ‡	1,222
		Nuveen Investments, Inc.
	4,765	9.13%, 10/15/2017 ■‡	4,622
		Rivers Pittsburgh L.P.
	429	9.50%, 06/15/2019 ■	472
		TVN Finance Corp. II AB
EUR	1,105	7.38%, 12/15/2020 ■	1,583
			10,393
		Food Manufacturing - 0.1%
		Post Holdings, Inc.
	228	7.38%, 02/15/2022 ‡	243

		Health Care and Social Assistance - 0.8%
		Biomet, Inc.
	360	6.50%, 08/01/2020 ‡	383
		Community Health Systems, Inc.
	1,220	7.13%, 07/15/2020 ‡	1,284
		Tenet Healthcare Corp.
	1,260	6.00%, 10/01/2020 ■	1,332
			2,999
		Information - 6.1%
		Cegedim S.A.
EUR	580	6.75%, 04/01/2020 ■	794
		Cerved Technologies S.p.A.
EUR	500	5.60%, 01/15/2019 ■Δ	686
		Eagle Midco, Inc.
	1,250	9.00%, 06/15/2018 ■Þ	1,281
		Epicor Software Corp.
	1,000	8.63%, 05/01/2019 ‡	1,085
		Equiniti Bondco plc
GBP	1,000	6.27%, 12/15/2018 ■Δ	1,616
		First Data Corp.
	1,080	6.75%, 11/01/2020 ■	1,144
	2,000	8.25%, 01/15/2021 ■	2,130
		Intelsat Jackson Holdings S.A.
	990	5.50%, 08/01/2023 ■	955
	500	6.63%, 12/15/2022	510
		Intelsat Luxembourg S.A.
	1,180	7.75%, 06/01/2021 ■	1,245
		Level 3 Financing, Inc.
	350	4.15%, 02/15/2015 Δ	350
	365	6.13%, 01/15/2021 ■☼	371
		Nara Cable Funding II Ltd.
EUR	725	8.50%, 03/01/2020 ■	1,137
		Nara Cable Funding Ltd.
	1,500	8.88%, 12/01/2018 ■	1,586
		NII International Telecom S.a.r.l.
	420	7.88%, 08/15/2019 ■	365
	1,945	11.38%, 08/15/2019 ■	1,848
		Softbrands, Inc.
	200	11.50%, 07/15/2018	232
		Sprint Corp.
	987	7.25%, 09/15/2021 ■	1,064
		UPC Holding B.V.
EUR	1,000	6.75%, 03/15/2023 ■	1,389
		UPCB Finance VI Ltd.
	248	6.88%, 01/15/2022 ■	267
		Wind Acquisition Finance S.A.
EUR	1,625	5.48%, 04/30/2019 ■Δ	2,240
	1,500	7.25%, 02/15/2018 ■	1,576
			23,871
		Machinery Manufacturing - 0.3%
		Titan International, Inc.
	1,000	6.88%, 10/01/2020 ■	1,025

		Petroleum and Coal Products Manufacturing - 0.9%
		Antero Resources Corp.
	580	5.38%, 11/01/2021 ■☼	589
		Diamondback Energy, Inc.
	410	7.63%, 10/01/2021 ■	428
		MEG Energy Corp.
	121	6.38%, 01/30/2023 ■	122
		Rosetta Resources, Inc.
	1,675	5.63%, 05/01/2021 ‡	1,692

The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 18.6% - (continued)
		Petroleum and Coal Products Manufacturing - 0.9% - (continued)
		Shelf Drilling Holdings Ltd.
	$695	8.63%, 11/01/2018 ■	$749
			3,580
		Retail Trade - 1.7%
		Galaxy Bidco, Ltd.
GBP	2,500	5.75%, 11/15/2019 ■☼Δ	4,009
		GRD Holding III Corp.
	585	10.75%, 06/01/2019 ■	635
		Michaels Stores, Inc.
	1,360	7.50%, 08/01/2018 ■	1,404
		Picard Groupe S.A.
EUR	580	4.51%, 08/01/2019 ■Δ	801
			6,849
		Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
		Revlon Consumer Products Corp.
	1,205	5.75%, 02/15/2021 ■	1,190

		Utilities - 0.4%
		Calpine Corp.
	555	6.00%, 01/15/2022 ■	576
		NRG Energy, Inc.
	1,000	6.63%, 03/15/2023 ‡	1,033
			1,609
		Wholesale Trade - 0.6%
		Ontex IV S.A.
EUR	1,000	7.50%, 04/15/2018 §	1,435
		U.S. Foodservice, Inc.
	1,000	8.50%, 06/30/2019 ‡	1,073
			2,508
		Total corporate bonds
		(cost $70,921)	$72,537

SENIOR FLOATING RATE INTERESTS ♦ - 76.3%
		Accommodation and Food Services - 2.3%
		Caesars Entertainment Operating Co., Inc.
	$717	5.49%, 01/28/2018	$672
		CityCenter Holdings LLC
	3,000	5.00%, 10/16/2020	3,024
		Four Seasons Holdings, Inc.
	770	4.25%, 06/27/2020	776
	640	6.25%, 12/28/2020	656
		Hilton Worldwide Holdings, Inc.
	2,890	4.00%, 10/26/2020	2,906
		Playa Resorts and Hotels
	1,000	4.75%, 08/09/2019	1,008
			9,042
		Administrative Waste Management and Remediation - 1.6%
		Acosta, Inc.
	1,108	4.25%, 03/02/2018	1,111
		ADS Waste Holdings, Inc.
	1,256	4.25%, 10/09/2019	1,262
		Audio Visual Services Group, Inc.
	921	6.75%, 11/09/2018	932
	1,000	10.75%, 05/09/2018	995
		Ista International GmbH
EUR	525	4.23%, 04/30/2020	719

		PRA Holdings, Inc.
	1,240	5.00%, 09/23/2020	1,240
			6,259
		Agriculture, Construction, Mining and Machinery - 1.9%
		BOC Edwards, Inc.
	742	4.75%, 03/26/2020	742
		Hupah Finance, Inc.
	424	4.50%, 01/21/2019	423
		International Equipment Solutions LLC
	1,500	6.75%, 08/16/2019	1,492
		MEI, Inc.
	695	5.00%, 08/21/2020	696
		Minimax
EUR	925	4.50%, 08/14/2020	1,019
		Veyance Technologies, Inc.
	2,985	5.25%, 09/08/2017	2,964
			7,336
		Air Transportation - 2.5%
		AMR Corp.
	2,708	4.75%, 06/27/2019	2,722
		Delta Air Lines, Inc.
	645	4.00%, 10/18/2018	647
		Delta Air Lines, Inc., Term Loan
	343	4.25%, 04/20/2017	344
		Landmark Aviation
	915	5.75%, 10/25/2019	918
		Landmark Aviation FBO Canada, Inc.
	78	5.75%, 10/25/2019	78
		United Airlines, Inc.
	1,764	4.00%, 04/01/2019	1,773
		US Airways Group, Inc.
	3,108	4.25%, 05/23/2019 ☼	3,110
			9,592
		Arts, Entertainment and Recreation - 6.9%
		24 Hour Fitness Worldwide, Inc.
	842	5.25%, 04/22/2016	848
		Cenveo Corp.
	2,159	6.25%, 04/02/2020	2,178
		Clear Channel Communications, Inc.
	341	6.92%, 01/30/2019	324
		ClubCorp Club Operations, Inc.
	472	4.00%, 07/24/2020	476
		Cumulus Media, Inc.
	119	4.50%, 09/17/2018	119
		Formula One Holdings
	1,428	4.50%, 04/30/2019	1,442
		FoxCo Acquisition LLC
	200	5.50%, 07/14/2017	200
		Golden Nugget, Inc.
	359	3.17%, 06/30/2014 Þ	358
		Golden Nugget, Inc., Delayed Draw
	200	3.17%, 06/30/2014 Þ	200
		Hoyts Group Holdings LLC
	2,753	4.00%, 05/30/2020	2,751
	1,140	8.25%, 11/30/2020	1,154
		Liberty Cablevision of Puerto Rico LLC
	122	6.00%, 06/09/2017	122

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 76.3% - (continued)
		Arts, Entertainment and Recreation - 6.9% - (continued)
		Salem Communications Corp.
	$1,949	4.50%, 03/13/2020	$1,955
		Station Casinos LLC
	3,831	5.00%, 03/02/2020	3,866
		Univision Communications, Inc.
	2,900	4.00%, 03/01/2020	2,901
	6,727	4.50%, 03/01/2020 ☼	6,760
		Wind Telecomunicazioni S.p.A.
EUR	1,000	4.42%, 11/27/2017☼	1,350
			27,004
		Chemical Manufacturing - 4.1%
		Arysta LifeScience Corp.
	459	4.50%, 05/29/2020	460
		CeramTec
	257	4.25%, 08/30/2020	257
EUR	170	4.75%, 08/28/2020	233
		Cytec Industries, Inc.
	104	4.50%, 10/04/2019	104
		DuPont Performance Coatings, Inc.
	303	4.75%, 02/01/2020	307
EUR	1,741	5.25%, 02/01/2020	2,397
		Exopack LLC
	775	04/11/2019 ◊☼	784
		Faenza Acquisition Gmbh
	103	4.25%, 08/30/2020	103
EUR	560	4.75%, 08/28/2020	766
		Ineos US Finance LLC
	3,800	4.00%, 05/04/2018	3,811
		MacDermid, Inc.
	594	4.00%, 06/07/2020	595
		Monarch, Inc.
	200	4.50%, 10/04/2019	201
	315	8.25%, 04/03/2020	324
		Pinnacle Operating Corp.
	861	3.25%, 04/29/2020	860
	827	4.75%, 11/15/2018	830
		PQ Corp.
	744	4.50%, 08/07/2017	750
		Tronox Pigments Holland
	693	4.50%, 03/19/2020	699
		Univar, Inc.
	1,985	5.00%, 06/30/2017	1,951
		Utex Industries, Inc.
	608	4.75%, 04/10/2020	611
			16,043
		Computer and Electronic Product Manufacturing - 2.2%
		Ceridian Corp.
	4,192	4.42%, 05/09/2017	4,212
		Freescale Semiconductor, Inc.
	4,299	5.00%, 02/28/2020 - 01/15/2021	4,336
			8,548
		Construction - 0.2%
		Brock Holdings III, Inc.
	466	6.01%, 03/16/2017	467
	402	10.00%, 03/16/2018	406
			873
		Educational Services - 0.2%
		Bright Horizons Family Solutions, Inc.
	640	4.00%, 01/30/2020	643

		Fabricated Metal Product Manufacturing - 0.3%
		Ameriforge Group, Inc.
	1,218	5.00%, 12/19/2019	1,227

		Finance and Insurance - 7.6%
		Asurion LLC
	2,924	4.50%, 05/24/2019	2,923
		Capital Automotive L.P.
	767	4.00%, 04/10/2019	771
	260	6.00%, 04/30/2020	268
		Chrysler Group LLC
	589	4.25%, 05/24/2017	594
		Cooper Gay Swett & Crawford Ltd.
	1,282	5.00%, 04/16/2020	1,266
	1,430	8.25%, 10/16/2020	1,409
		Evertec LLC
	1,217	3.50%, 04/17/2020	1,177
		Guggenheim Partners LLC
	905	4.25%, 07/22/2020	909
		Hub International Ltd.
	1,940	4.75%, 10/02/2020	1,955
		ION Trading Technologies Ltd.
	249	4.50%, 05/22/2020	250
	1,030	8.25%, 05/22/2021	1,034
		Lonestar Intermediate Super Holdings LLC
	136	11.00%, 09/02/2019	141
		National Financial Partners Corp.
	1,117	5.25%, 07/01/2020	1,121
		Nuveen Investments, Inc.
	886	4.17%, 05/13/2017	880
	11,755	6.50%, 02/28/2019	11,520
		Ocwen Financial Corp.
	627	5.00%, 02/15/2018	635
		USI Insurance Services LLC
	1,196	5.00%, 12/27/2019	1,202
		Walter Investment Management
	1,845	5.75%, 11/28/2017	1,861
			29,916
		Food Manufacturing - 2.8%
		Advance Pierre Foods, Inc.
	611	5.75%, 07/10/2017	616
	1,000	9.50%, 10/10/2017	1,011
		Del Monte Foods Co.
	4,218	4.00%, 03/08/2018	4,218
		Dole Food Co., Inc.
	595	10/25/2018 ◊☼	597
		H.J. Heinz Co.
	564	3.50%, 06/05/2020	567
		Hostess Brands, Inc.
	750	6.75%, 04/09/2020	769
		Milk Specialties Co.
	20	07/11/2018 ◊☼Б	20
	496	7.00%, 11/09/2018	497
		Roundy's Supermarkets, Inc.
	366	5.75%, 02/13/2019	362

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 76.3% - (continued)
		Food Manufacturing - 2.8% - (continued)
		U.S. Foodservice, Inc.
	$2,102	4.50%, 03/31/2019	$2,107
			10,764
		Furniture and Related Product Manufacturing - 0.4%
		AOT Bedding Super Holdings LLC
	1,060	5.00%, 10/01/2019	1,066
		Wilsonart International Holding LLC
	422	4.00%, 10/31/2019	417
			1,483
		Health Care and Social Assistance - 4.5%
		Alere, Inc.
	282	4.25%, 06/30/2017	284
		American Renal Holdings, Inc.
	1,085	4.50%, 08/20/2019	1,068
	1,430	8.50%, 03/20/2020	1,380
		Ardent Medical Services, Inc.
	496	6.75%, 07/02/2018	498
		ATI Holdings, Inc.
	288	5.75%, 12/20/2019	290
		Catalent Pharma Solutions, Inc.
	480	6.50%, 12/31/2017	485
		DJO Finance LLC
	809	4.75%, 09/15/2017	817
		Iasis Healthcare LLC
	199	4.50%, 05/03/2018	200
		Immucor, Inc.
	492	5.00%, 08/19/2018	495
		InVentiv Health, Inc., 1st Lien Consolidated Term Loan
	2,589	7.50%, 08/04/2016 ☼	2,547
		InVentiv Health, Inc., Term Loan B2
	2,161	7.75%, 05/15/2018 ☼	2,129
		MultiPlan, Inc.
	375	4.00%, 08/26/2017	377
		Par Pharmeceutical Cos., Inc.
	347	4.25%, 09/30/2019	348
		Pharmaceutical Product Development, Inc.
	422	4.25%, 12/05/2018	425
		Sheridan Healthcare, Inc.
	138	4.50%, 06/29/2018	139
		Truven Health Analytics, Inc.
	326	4.50%, 06/06/2019	327
		US Renal Care, Inc.
	1,095	5.25%, 07/03/2019	1,109
	790	8.50%, 07/03/2020	801
	666	10.25%, 01/03/2020	679
		Valeant Pharmaceuticals International
	415	3.75%, 12/11/2019	418
	2,928	4.50%, 08/05/2020	2,965
			17,781
		Information - 11.3%
		Alcatel-Lucent
	5,365	5.75%, 01/30/2019	5,440
EUR	1,995	6.25%, 01/30/2019	2,731
		Arris Group, Inc.
	1,990	3.50%, 04/17/2020	1,983
		Aspect Software, Inc.
	201	7.00%, 05/07/2016	202
		Cabovisao-Televisao Por Cabo S.A.
	4,055	5.40%, 07/02/2019 ☼Б	4,083
		Charter Communications Operating LLC
	845	3.00%, 07/01/2020	836
		Decision Insight Information Group I, Inc.
	364	7.00%, 01/04/2017	363
		Emdeon, Inc.
	1,513	3.75%, 11/02/2018	1,517
		First Data Corp.
	2,733	4.17%, 03/24/2017 - 09/24/2018 ☼	2,735
		First Data Corp., Extended 1st Lien Term Loan
	3,650	4.17%, 03/23/2018	3,651
		Infor US, Inc.
EUR	1,589	4.00%, 06/03/2020	2,154
	629	5.25%, 04/05/2018	633
		Kronos, Inc.
	695	4.50%, 10/30/2019	697
	750	9.75%, 04/30/2020	773
		Leap Wireless International, Inc.
	2,001	4.75%, 10/10/2019 - 03/08/2020 ☼	2,009
		Level 3 Communications, Inc.
	2,520	4.00%, 08/01/2019 - 01/15/2020	2,531
		Light Tower Fiber LLC
	643	4.50%, 04/13/2020	645
	505	8.00%, 04/12/2021	511
		MISYS plc
	1,336	5.00%, 12/12/2018	1,346
		Novell, Inc.
	1,334	7.25%, 11/22/2017	1,343
		Peak 10, Inc.
	1,313	7.25%, 10/25/2018	1,316
		RedPrairie Corp.
	541	6.75%, 12/21/2018	546
		Skillsoft Corp.
	246	5.00%, 05/26/2017	246
		Sorenson Communications, Inc.
	2,323	9.50%, 10/31/2014	2,350
		Syniverse Holdings, Inc.
	388	4.00%, 04/23/2019	389
		TransFirst Holding, Inc.
	496	4.75%, 12/27/2017	496
	250	11.00%, 06/27/2018	253
		TWCC Holding Corp.
	210	7.00%, 06/26/2020	215
		Virgin Media Finance plc
GBP	1,200	4.50%, 06/08/2020	1,939
		WideOpenWest Finance LLC
	336	4.75%, 04/01/2019	338
			44,271
		Media - 0.6%
		Affinia Group, Inc.
	808	4.75%, 04/25/2020	815
		Media General, Inc.
	1,565	3.25%, 07/31/2020 ☼Б	1,570
			2,385
		Mining - 3.0%
		Arch Coal, Inc.
	9,414	5.75%, 05/16/2018 ☼	9,122

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 76.3% - (continued)
		Mining - 3.0% - (continued)
		Fortescue Metals Group Ltd.
	$2,683	5.25%, 10/18/2017	$2,687
			11,809
		Miscellaneous Manufacturing - 1.6%
		Bombardier Recreational Products, Inc.
	1,595	4.00%, 01/30/2019	1,602
		DigitalGlobe, Inc.
	483	3.75%, 01/15/2020	485
		Doncasters plc
	2,900	5.50%, 04/09/2020	2,922
		Hamilton Sundstrand Corp.
	1,270	4.00%, 12/13/2019	1,269
		Sequa Corp.
	155	5.25%, 06/19/2017	156
			6,434
		Motor Vehicle and Parts Manufacturing - 1.9%
		Federal Mogul Corp., Tranche B Term Loan
	2,896	2.12%, 12/29/2014	2,866
		Federal Mogul Corp., Tranche C Term Loan
	1,709	2.12%, 12/28/2015	1,691
		Navistar, Inc.
	1,915	5.75%, 08/17/2017	1,951
		Tower Automotive Holdings USA LLC
	1,005	4.75%, 04/23/2020	1,016
			7,524
		Other Services - 2.4%
		Alliance Laundry Systems LLC
	763	4.25%, 12/10/2018	765
		Apex Tool Group LLC
	284	4.50%, 01/31/2020	285
		Gardner Denver
	2,795	4.25%, 07/30/2020	2,796
EUR	1,880	4.75%, 07/30/2020	2,568
		Rexnord LLC
	3,040	4.00%, 08/21/2020	3,041
			9,455
		Petroleum and Coal Products Manufacturing - 4.1%
		Dynegy Power LLC
	921	4.00%, 04/23/2020	921
		Everest Acquisition LLC
	78	3.50%, 05/24/2018	78
		Fieldwood Energy LLC
	1,005	3.88%, 09/28/2018	1,014
		Ocean Rig ASA
	1,995	6.00%, 03/31/2021	2,024
		Pacific Drilling S.A.
	519	4.50%, 06/03/2018	520
		Peabody Energy Corp.
	3,335	4.25%, 09/24/2020	3,324
		Samson Investment Co.
	1,615	6.00%, 09/25/2018	1,627
		Shelf Drilling International Holdings Ltd.
	1,787	6.25%, 05/31/2018	1,786
	3,435	10.00%, 10/08/2018 ☼	3,465
		Wildhorse Resources LLC
	1,200	7.50%, 12/13/2018	1,188
			15,947
		Pipeline Transportation - 0.7%
		EMG Utica LLC
	535	4.75%, 03/27/2020	536
		EP Energy LLC
	285	4.50%, 04/30/2019	287
		NGPL Pipeco LLC
	226	6.75%, 09/15/2017	211
		Philadelphia Energy Solutions LLC
	1,923	6.25%, 04/04/2018	1,721
			2,755
		Plastics and Rubber Products Manufacturing - 0.2%
		Pact Group Pty Ltd.
	708	3.75%, 05/29/2020	702

		Primary Metal Manufacturing - 0.1%
		WireCo WorldGroup, Inc.
	278	6.00%, 02/15/2017	278

		Professional, Scientific and Technical Services - 3.2%
		Advantage Sales & Marketing, Inc.
	378	4.25%, 12/18/2017	381
	801	8.25%, 06/17/2018	808
		Affinion Group, Inc., Tranche B Term Loan
	6,675	6.50%, 10/09/2016	6,596
		AlixPartners LLP
	297	5.00%, 07/10/2020	298
	141	9.00%, 07/10/2021	143
		MoneyGram International, Inc.
	2,448	4.25%, 03/27/2020	2,454
		Paradigm Ltd., Term Loan B1
	990	4.75%, 07/30/2019	986
		Paradigm Ltd., Term Loan B2
	356	10.50%, 07/30/2020	358
		SunGard Data Systems, Inc.
	488	4.00%, 03/01/2020	491
			12,515
		Real Estate, Rental and Leasing - 0.7%
		Fly Leasing Ltd.
	475	4.50%, 08/08/2018	477
		Hertz (The) Corp.
	716	3.00%, 03/11/2018	716
		Realogy Corp., Extended 1st Lien Term Loan B
	1,268	4.50%, 03/05/2020	1,281
		Realogy Corp., Extended Credit Linked Deposit
	83	4.43%, 10/10/2016	84
			2,558
		Retail Trade - 6.4%
		American Builders & Contractors Supply Co.
	1,100	3.50%, 04/16/2020	1,101
		BJ's Wholesale Club, Inc.
	1,561	4.25%, 09/26/2019	1,562
		EB Sports Corp.
	18	11.50%, 12/31/2015 Þ	18
		Great Atlantic & Pacific Tea Co., Inc.
	1,157	11.00%, 03/13/2017	1,197
		J. C. Penney Co., Inc.
	4,219	6.00%, 05/15/2018 ☼	4,078

The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 76.3% - (continued)
	Retail Trade - 6.4% - (continued)
	Michaels Stores, Inc.
$1,224	3.75%, 01/28/2020		$1,228
	Neiman Marcus Group, Inc.
2,955	5.00%, 10/25/2020		2,974
	Party City Holdings, Inc.
1,811	4.25%, 07/27/2019		1,815
	Quikrete (The) Companies, Inc.
1,590	4.00%, 09/26/2020		1,596
535	7.00%, 03/26/2021		547
	Rite Aid Corp.
1,070	4.00%, 02/21/2020		1,075
1,750	4.88%, 06/21/2021		1,763
725	5.75%, 08/21/2020		741
	Sports (The) Authority, Inc.
689	7.50%, 11/16/2017		689
	Sprouts Farmers Markets Holdings LLC
466	4.00%, 04/23/2020		466
	Supervalu, Inc.
3,595	5.00%, 03/20/2019		3,615
	TI Automotive Ltd.
458	5.50%, 03/28/2019		463
			24,928
	Soap, Cleaning Compound and Toilet Manufacturing - 0.8%
	Revlon Consumer Products Corp.
1,800	4.00%, 08/19/2019		1,804
	Spotless Group
695	5.00%, 10/02/2018		701
750	8.75%, 04/02/2019		758
			3,263
	Transit and Ground Passenger Transportation - 0.2%
	Emergency Medical Services Corp.
765	4.00%, 05/25/2018		768

	Truck Transportation - 0.4%
	Nexeo Solutions LLC
1,273	5.00%, 09/08/2017 - 09/09/2017		1,255
	Swift Transportation Co., Inc.
257	4.00%, 12/21/2017		258
			1,513
	Utilities - 1.0%
	Calpine Corp.
260	10/30/2020 ◊☼		261
	La Frontera Generation LLC
1,250	4.50%, 09/30/2020		1,260
	PowerTeam Services LLC
53	3.69%, 05/06/2020 ☼Б		52
426	4.25%, 05/06/2020		415
665	8.25%, 11/06/2020		660
	Star West Generation LLC
1,284	4.25%, 03/13/2020		1,293
			3,941
	Wholesale Trade - 0.2%
	Harbor Freight Tools
361	4.75%, 07/26/2019		366
	HD Supply, Inc.
494	4.50%, 10/12/2017		497
			863
	Total senior floating rate interests
	(cost $295,992)		$298,420

EXCHANGE TRADED FUNDS - 3.1%
	Diversified Financials - 3.1%
44	iShares Iboxx High Yield Corp.		$4,089
161	PowerShares Senior Loan Portfolio		3,992
80	SPDR Blackstone/GSO Senior Loan ETF ●		4,014
			12,095
	Total exchange traded funds
	(cost $12,017)		$12,095

	Total long-term investments
	(cost $378,930)		$383,052

SHORT-TERM INVESTMENTS - 3.7%
Other Investment Pools and Funds - 3.7%
14,604	JP Morgan U.S. Government Money Market Fund		$14,604

	Total short-term investments
	(cost $14,604)		$14,604

	Total investments
	(cost $393,534) ▲	101.7%	$397,656
	Other assets and liabilities	(1.7)%	(6,653)
	Total net assets	100.0%	$391,003

Note:    Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	Also represents cost for tax purposes.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $18,406 at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

10

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2013.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2013.

Б	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2013, the aggregate value of the unfunded commitment was $2,026, which represents 0.5% of total net assets.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $56,099, which represents 14.3% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $1,435, which represents 0.4% of total net assets.

Þ	This security may pay interest in additional principal instead of cash.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Sell	11/21/2013	BMO	$1,317	$1,309	$8
EUR	Buy	11/07/2013	MSC	1,373	1,351	(22)
EUR	Sell	11/21/2013	MSC	1,373	1,351	22
EUR	Sell	11/29/2013	SSG	1,594	1,568	26
EUR	Sell	11/21/2013	WEST	26,962	27,073	(111)
GBP	Buy	11/07/2013	MSC	4,061	4,021	(40)
GBP	Sell	11/21/2013	MSC	4,061	4,021	40
GBP	Sell	11/21/2013	NAB	3,518	3,517	1
						$(76)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BMO	Bank of Montreal
MSC	Morgan Stanley
NAB	National Australia Bank
SSG	State Street Global Markets LLC
WEST	Westpac International

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound

Other Abbreviations:
ETF	Exchange Traded Fund
LIBOR	London Interbank Offered Rate
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

12

The Hartford Floating Rate High Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Corporate Bonds	72,537	–	72,537	–
Exchange Traded Funds	12,095	12,095	–	–
Senior Floating Rate Interests	298,420	–	298,420	–
Short-Term Investments	14,604	14,604	–	–
Total	$397,656	$26,699	$370,957	$–
Foreign Currency Contracts *	97	–	97	–
Total	$97	$–	$97	$–
Liabilities:
Foreign Currency Contracts *	173	–	173	–
Total	$173	$–	$173	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate High Income Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $393,534)	$397,656
Cash	2,297
Foreign currency on deposit with custodian (cost $40)	40
Unrealized appreciation on foreign currency contracts	97
Receivables:
Investment securities sold	11,737
Fund shares sold	6,530
Dividends and interest	2,277
Other assets	123
Total assets	420,757
Liabilities:
Unrealized depreciation on foreign currency contracts	173
Payables:
Investment securities purchased	29,027
Fund shares redeemed	397
Investment management fees	51
Dividends	42
Administrative fees	—
Distribution fees	25
Accrued expenses	38
Other liabilities	1
Total liabilities	29,754
Net assets	$391,003
Summary of Net Assets:
Capital stock and paid-in-capital	$385,552
Undistributed net investment income	91
Accumulated net realized gain	1,226
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	4,134
Net assets	$391,003

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.70/$11.03
Shares outstanding	15,289
Net assets	$163,631
Class C: Net asset value per share	$10.70
Shares outstanding	8,341
Net assets	$89,287
Class I: Net asset value per share	$10.71
Shares outstanding	11,161
Net assets	$119,549
Class R3: Net asset value per share	$10.68
Shares outstanding	240
Net assets	$2,560
Class R4: Net asset value per share	$10.68
Shares outstanding	247
Net assets	$2,642
Class R5: Net asset value per share	$10.68
Shares outstanding	227
Net assets	$2,427
Class Y: Net asset value per share	$10.68
Shares outstanding	1,021
Net assets	$10,907

The accompanying notes are an integral part of these financial statements.

14

The Hartford Floating Rate High Income Fund
Statement of Operations
October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$100
Interest	12,478
Less: Foreign tax withheld	(5)
Total investment income	12,573

Expenses:
Investment management fees	1,574
Administrative services fees
Class R3	5
Class R4	4
Class R5	2
Transfer agent fees
Class A	94
Class C	53
Class I	35
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	245
Class C	544
Class R3	12
Class R4	6
Custodian fees	9
Accounting services fees	45
Registration and filing fees	95
Board of Directors' fees	5
Audit fees	12
Other expenses	31
Total expenses (before waivers)	2,771
Expense waivers	(161)
Total waivers	(161)
Total expenses, net	2,610
Net Investment Income	9,963
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	2,068
Net realized loss on foreign currency contracts	(839)
Net realized gain on other foreign currency transactions	23
Net Realized Gain on Investments and Foreign Currency Transactions	1,252
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,348
Net unrealized depreciation of foreign currency contracts	(82)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	89
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	2,355
Net Gain on Investments and Foreign Currency Transactions	3,607
Net Increase in Net Assets Resulting from Operations	$13,570

The accompanying notes are an integral part of these financial statements.

15

The Hartford Floating Rate High Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$9,963	$3,451
Net realized gain on investments and foreign currency transactions	1,252	881
Net unrealized appreciation of investments and foreign currency transactions	2,355	1,305
Net Increase in Net Assets Resulting from Operations	13,570	5,637
Distributions to Shareholders:
From net investment income
Class A	(4,424)	(1,388)
Class C	(2,052)	(564)
Class I	(2,553)	(407)
Class R3	(104)	(125)
Class R4	(115)	(132)
Class R5	(122)	(139)
Class Y	(526)	(623)
Total from net investment income	(9,896)	(3,378)
From net realized gain on investments
Class A	(470)	—
Class C	(243)	—
Class I	(138)	—
Class R3	(21)	—
Class R4	(21)	—
Class R5	(23)	—
Class Y	(96)	—
Total from net realized gain on investments	(1,012)	—
Total distributions	(10,908)	(3,378)
Capital Share Transactions:
Class A	116,068	38,602
Class C	64,441	20,714
Class I	103,743	12,183
Class R3	285	128
Class R4	328	168
Class R5	141	139
Class Y	624	623
Net increase from capital share transactions	285,630	72,557
Net Increase in Net Assets	288,292	74,816
Net Assets:
Beginning of period	102,711	27,895
End of period	$391,003	$102,711
Undistributed (distribution in excess of) net investment income	$91	$24

The accompanying notes are an integral part of these financial statements.

16

The Hartford Floating Rate High Income Fund
Notes to the Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Floating Rate High Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance

17

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

18

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share,

19

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price

20

that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

c)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are

21

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$97	$—	$—	$—	$—	$97
Total	$—	$97	$—	$—	$—	$—	$97

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$173	$—	$—	$—	$—	$173
Total	$—	$173	$—	$—	$—	$—	$173

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(839)	$—	$—	$—	$—	$(839)
Total	$—	$(839)	$—	$—	$—	$—	$(839)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(82)	$—	$—	$—	$—	$(82)
Total	$—	$(82)	$—	$—	$—	$—	$(82)

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value

22

because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

23

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$10,807	$3,354
Long-Term Capital Gains ‡	83	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,018
Undistributed Long-Term Capital Gain	328
Unrealized Appreciation *	4,147
Total Accumulated Earnings	$5,493

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund had no reclassifications.

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

24

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $2.0 billion	0.6500%
On next $2.5 billion	0.6400%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

25

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.75%

d)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $863 and contingent deferred sales charges of $26 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

26

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	4%
Class C	3
Class I	2
Class R3	93
Class R4	91
Class R5	100
Class Y	100

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$406,192
Sales Proceeds Excluding U.S. Government Obligations	130,871

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	14,447	449	(3,985)	10,911	4,379	128	(801)	3,706
Amount	$153,788	$4,767	$(42,487)	$116,068	$45,707	$1,334	$(8,439)	$38,602
Class C
Shares	6,752	211	(911)	6,052	2,050	52	(117)	1,985
Amount	$71,912	$2,229	$(9,700)	$64,441	$21,398	$542	$(1,226)	$20,714
Class I
Shares	11,673	234	(2,168)	9,739	1,504	36	(374)	1,166
Amount	$124,345	$2,492	$(23,094)	$103,743	$15,729	$381	$(3,927)	$12,183
Class R3
Shares	20	12	(5)	27	1	12	—	13
Amount	$212	$124	$(51)	$285	$3	$125	$—	$128
Class R4
Shares	20	12	(2)	30	4	13	—	17
Amount	$219	$131	$(22)	$328	$36	$132	$—	$168
Class R5
Shares	14	13	(14)	13	2	13	(2)	13
Amount	$148	$144	$(151)	$141	$25	$139	$(25)	$139
Class Y
Shares	1	59	(1)	59	—	60	—	60
Amount	$7	$622	$(5)	$624	$—	$623	$—	$623
Total
Shares	32,927	990	(7,086)	26,831	7,940	314	(1,294)	6,960
Amount	$350,631	$10,509	$(75,510)	$285,630	$82,898	$3,276	$(13,617)	$72,557

27

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

28

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

29

The Hartford Floating Rate High Income Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(C)		Ratio of Expenses to Average Net Assets After Adjustments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$10.60	$0.48	$0.22	$0.70	$(0.50)	$(0.10)	$(0.60)	$10.70	6.78%		$163,631	1.13%		1.05%		4.53%
C	10.60	0.40	0.22	0.62	(0.42)	(0.10)	(0.52)	10.70	5.98		89,287	1.88		1.80		3.78
I	10.60	0.50	0.23	0.73	(0.52)	(0.10)	(0.62)	10.71	7.15		119,549	0.84		0.80		4.73
R3	10.58	0.46	0.21	0.67	(0.47)	(0.10)	(0.57)	10.68	6.47		2,560	1.50		1.35		4.32
R4	10.58	0.49	0.21	0.70	(0.50)	(0.10)	(0.60)	10.68	6.79		2,642	1.19		1.05		4.62
R5	10.58	0.52	0.21	0.73	(0.53)	(0.10)	(0.63)	10.68	7.11		2,427	0.89		0.75		4.93
Y	10.58	0.52	0.21	0.73	(0.53)	(0.10)	(0.63)	10.68	7.11		10,907	0.80		0.75		4.92

For the Year Ended October 31, 2012
A	$10.20	$0.62	$0.42	$1.04	$(0.64)	$–	$(0.64)	$10.60	10.54%		$46,387	1.31%		1.04%		5.93%
C	10.20	0.54	0.42	0.96	(0.56)	–	(0.56)	10.60	9.70		24,263	2.05		1.78		5.18
I	10.20	0.65	0.42	1.07	(0.67)	–	(0.67)	10.60	10.80		15,072	1.05		0.78		6.23
R3	10.20	0.61	0.38	0.99	(0.61)	–	(0.61)	10.58	9.98		2,252	1.72		1.35		5.85
R4	10.20	0.64	0.38	1.02	(0.64)	–	(0.64)	10.58	10.31		2,292	1.42		1.05		6.15
R5	10.20	0.67	0.38	1.05	(0.67)	–	(0.67)	10.58	10.64		2,264	1.12		0.75		6.45
Y	10.20	0.67	0.38	1.05	(0.67)	–	(0.67)	10.58	10.64		10,181	1.02		0.75		6.45

From September 30, 2011 (commencement of operations), through October 31, 2011
A(D)	$10.00	$0.03	$0.20	$0.23	$(0.03)	$–	$(0.03)	$10.20	2.25	%(E)	$6,855	1.29	%(F)	1.00	%(F)	4.72	%(F)
C(D)	10.00	0.03	0.19	0.22	(0.02)	–	(0.02)	10.20	2.19	(E)	3,101	2.07	(F)	1.78	(F)	4.21	(F)
I(D)	10.00	0.04	0.19	0.23	(0.03)	–	(0.03)	10.20	2.28	(E)	2,611	1.05	(F)	0.76	(F)	5.10	(F)
R3(D)	10.00	0.03	0.19	0.22	(0.02)	–	(0.02)	10.20	2.22	(E)	2,044	1.74	(F)	1.35	(F)	4.25	(F)
R4(D)	10.00	0.03	0.20	0.23	(0.03)	–	(0.03)	10.20	2.25	(E)	2,044	1.44	(F)	1.05	(F)	4.55	(F)
R5(D)	10.00	0.04	0.19	0.23	(0.03)	–	(0.03)	10.20	2.28	(E)	2,045	1.14	(F)	0.75	(F)	4.85	(F)
Y(D)	10.00	0.04	0.19	0.23	(0.03)	–	(0.03)	10.20	2.27	(E)	9,195	1.04	(F)	0.75	(F)	4.85	(F)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Commenced operations on September 30, 2011.
(E)	Not annualized.
(F)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	59%
For the Year Ended October 31, 2012	67
From September 30, 2011 (commencement of operations), through October 31, 2011	–

30

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Floating Rate High Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ened, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Floating Rate High Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 18, 2013

31

The Hartford Floating Rate High Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

32

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

33

The Hartford Floating Rate High Income Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34

The Hartford Floating Rate High Income Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

35

The Hartford Floating Rate High Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,016.20	$5.34	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class C	$1,000.00	$1,011.40	$9.13	$1,000.00	$1,016.13	$9.15	1.80	184	365
Class I	$1,000.00	$1,017.40	$4.07	$1,000.00	$1,021.17	$4.08	0.80	184	365
Class R3	$1,000.00	$1,013.70	$6.85	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R4	$1,000.00	$1,015.20	$5.33	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class R5	$1,000.00	$1,016.80	$3.81	$1,000.00	$1,021.42	$3.82	0.75	184	365
Class Y	$1,000.00	$1,016.80	$3.81	$1,000.00	$1,021.42	$3.82	0.75	184	365

36

The Hartford Floating Rate High Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Floating Rate High Income Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

37

The Hartford Floating Rate High Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period. The Board noted recent changes to the Fund’s portfolio management team.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

38

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 2nd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

39

The Hartford Floating Rate High Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

40

The Hartford Floating Rate High Income Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Non-Diversified Risk: The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

The Hartford Floating Rate High Income Fund should not be considered an alternative to CDs or money market funds. This Fund is for investors who are looking to complement their traditional fixed income investments.

41

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-FRHI13 12/13 113975-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD GLOBAL ALL-ASSET FUND 2013 Annual Report

The Hartford Global All-Asset Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Global All-Asset Fund inception 05/28/2010
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide long-term total return.

Performance Overview 5/28/10 - 10/31/13

The Chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	Since Inception▲
Global All-Asset A#	12.02%	7.65%
Global All-Asset A##	5.86%	5.89%
Global All-Asset C#	11.26%	6.87%
Global All-Asset C##	10.26%	6.87%
Global All-Asset I#	12.37%	7.95%
Global All-Asset R3#	11.78%	7.38%
Global All-Asset R4#	12.16%	7.70%
Global All-Asset R5#	12.30%	7.96%
Global All-Asset Y#	12.36%	8.00%
Barclays U.S. Aggregate Bond Index	-1.08%	3.95%
MSCI All Country World Index	23.95%	14.11%

%

▲   Inception: 05/28/2010

#     Without sales charge

##   With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global All-Asset Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Global All-Asset Class A	1.26%	1.39%
Global All-Asset Class C	2.01%	2.13%
Global All-Asset Class I	1.01%	1.10%
Global All-Asset Class R3	1.51%	1.75%
Global All-Asset Class R4	1.21%	1.46%
Global All-Asset Class R5	0.96%	1.12%
Global All-Asset Class Y	0.91%	1.02%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Consolidated Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Scott M. Elliot	Stephen A. Gorman, CFA	Brian M. Garvey
Senior Vice President and Asset Allocation Portfolio Manager	Vice President, Director of Tactical Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager	Vice President and Asset Allocation Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global All-Asset Fund returned 12.02%, before sales charge, for the twelve-month period ended October 31, 2013, compared to the returns of -1.08% and 23.95%, respectively, for the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index, for the same period. The Fund outperformed the 10.18% average return of the Lipper Global Flexible Portfolio Funds peer group, a group of funds that allocate investments across various asset classes with at least 25% in securities traded outside of the U.S.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines.

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded a last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. In Japan, stocks soared amid an aggressive spending program by the Bank of Japan (BOJ). Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

Fixed income risk assets experienced mixed performance with major global government bond yields increasing over the period. Japanese yields were a notable exception as yields continued to fall due to the Bank of Japan’s unprecedented monetary easing measures, which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected caused increased volatility in financial markets in May and June. As a result, most major global government bond yields rose as market participants grappled with the implications of a liquidity withdrawal. The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Many of the major fixed income sectors, with the exception of commercial mortgage backed securities (CMBS), high yield, and bank loans, posted negative absolute returns due to the rise in rates. Most sectors outperformed Treasuries on a duration-adjusted basis as credit spreads tightened.

The Fund uses multiple levers to generate investment performance. It can invest in equities and fixed income, as well as undertake opportunistic investments in additional asset classes, such as currencies and commodities. The Fund’s underperformance during the period was due in part to relatively weak performance in the Fund’s equity allocation. Equity underperformance versus its benchmark was due primarily to security selection within the Materials sector, particularly positions in gold mining companies, and short

3

The Hartford Global All-Asset Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

exposure to U.S. retail companies, achieved via a swap on an exchange-traded fund. From a regional perspective, security selection within North America (U.S. and Canada) and Asia (Australia and Singapore) hurt relative returns. Top detractors from relative performance in the equity allocation included our holdings in gold mining companies Banro, Allied Nevada, and Medusa Mining. An out-of-benchmark allocation to commodities, achieved through futures contracts in commodities such as gold, platinum, silver, and natural gas, also detracted as commodities underperformed the Fund’s benchmark.

The fixed income portion of the Fund outperformed its benchmark during the period. Exposure to European debt, particularly cash bond holdings of peripheral countries such as Greece, Portugal, Ireland, and Italy, was a key driver of outperformance. In addition, the Fund’s bank loan exposure, via credit default swaps, and the Fund’s exposure to high yield bonds, also achieved via credit default swaps, boosted relative results. An underweight to investment grade credit detracted from relative performance as the sector outperformed versus the benchmark.

What is the outlook?

The Fed has erred on the side of caution by delaying its well-advertised tapering plan. While some market participants believe the Fed’s lack of action is a threat to their credibility, we believe the decision was entirely consistent with Chairman Bernanke’s message back in June. Bernanke said that if the data evolved in line with an economy on a medium-term path to reach full employment and 2% inflation, tapering would occur later this year. Instead, we believe the Fed is undershooting on both elements of its dual mandate. Real GDP growth is currently running about 1.0-1.5%, below Fed projections earlier in the year, and annualized inflation at 1.2% is well below long-term targets. We believe the ongoing fiscal uncertainty in the U.S. has further vindicated the Fed’s decision to maintain the status quo, as events in Washington have the potential to delay and distort key economic releases that a data-dependent Fed relies upon in its decision-making process.

While we believe the global economy is likely to remain structurally weak, we could see a cyclical pickup into next year. In the near term, we believe that positive economic momentum, supported – and likely created by – loose monetary policy is likely to continue. While a decision to delay tapering was justified in our view, we believe that over the longer term the market will come to realize that the Fed and other central banks may not be effective at stimulating growth without also spurring inflation. In our view, the market is overly optimistic on growth and is overly complacent on inflation.

We are becoming more confident that late second quarter/early third quarter 2013 marked the height of inflation complacency for the global economy. There are three structural forces driving inflationary risk: globally loose monetary policy, the evolution of the Chinese economy towards more consumption, and the risk of supply shocks. The latter two factors we feel have more unpredictable timelines and are difficult to quantify, but the former can be monitored on a weekly basis and may be linked to inflation. While the market has been fixated on the Fed’s accommodative stance, we believe greater attention should be paid to policies at the BOJ. In our view, Japan is likely to have the highest inflation rate in the developed world next year. An expected 3% increase in the consumption tax in April 2014 is likely the primary driver, but nevertheless the BOJ is targeting a 2% inflation rate in two years, excluding the tax increase, and taking the necessary steps to achieve it. Japan’s monetary base is expected to increase from 30% of GDP in 2012 to 50% of GDP in 2014. For comparison, the U.S. monetary base went from 5% in 2008 to 20% today.

As of the end of the period, the Fund overweight in emerging market debt, high yield, and bank loans within the Fund’s fixed income allocation. Within the equity portion of the Fund, we ended the period most overweight to the Information Technology, Materials, and Consumer Discretionary sectors and most underweight to the Health Care, Energy, and Consumer Staples sectors relative to the MSCI All Country World Index.

4

Distribution by Credit Quality

as of October 31, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	2.4%
Aa / AA	1.7
A	0.6
Baa / BBB	3.0
Ba / BB	2.0
B	0.7
Unrated	0.1
U.S. Government Agencies and Securities	6.4
Non-Debt Securities and Other Short-Term Instruments	82.3
Other Assets and Liabilities	0.8
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like Short-Term Instruments and U.S. Government Agencies and Securities) for which Moody’s and S&P have not issued long-term credit ratings. Although Moody's and S&P individually rate U.S. Government Agencies and Securities, these securities are included in the "U.S. Government Agencies and Securities" category for the purposes of the table.

Diversification by Security Type

as of October 31, 2013

Category	Percentage of Net Assets
Equity Securities
Call Options Purchased	0.0%
Common Stocks	70.7
Exchange Traded Funds	1.7
Preferred Stocks	0.4
Warrants	0.0
Total	72.8%
Fixed Income Securities
Corporate Bonds	3.8%
Foreign Government Obligations	6.7
U.S. Government Agencies	3.9
U.S. Government Securities	2.5
Total	16.9%
Short-Term Investments	9.5%
Other Assets and Liabilities	0.8
Total	100.0%

Diversification by Country

as of October 31, 2013

Percentage of
Country	Net Assets
Australia	1.5%
Austria	0.1
Belgium	0.4
Bermuda	0.1
Brazil	1.8
British Virgin Islands	0.3
Canada	3.1
Cayman Islands	0.0
Chile	0.1
China	2.5
Colombia	0.3
Denmark	0.1
Dominican Republic	0.1
Egypt	0.1
Finland	0.2
France	3.5
Germany	2.8
Greece	1.3
Hong Kong	1.9
India	0.5
Indonesia	0.2
Ireland	1.8
Israel	0.2
Italy	1.8
Japan	7.2
Jersey	0.1
Kazakhstan	0.1
Luxembourg	0.2
Malaysia	0.2
Mauritius	0.0
Mexico	0.6
Netherlands	1.5
New Zealand	1.0
Norway	1.3
Peru	0.2
Portugal	0.5
Qatar (State of)	0.1
Russia	0.2
Singapore	0.9
South Africa	0.2
South Korea	2.9
Spain	1.5
Sweden	1.2
Switzerland	2.3
Taiwan	2.7
Thailand	0.2
Turkey	0.3
Ukraine	0.0
United Arab Emirates	0.1
United Kingdom	5.6
United States	33.9
Short-Term Investments	9.5
Other Assets and Liabilities	0.8
Total	100.0%

5

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 70.7%
	Automobiles and Components - 2.2%
208	Astra International Tbk PT	$123
3	Bayerische Motoren Werke (BMW) AG	306
2	BorgWarner, Inc.	227
8	Bridgestone Corp.	272
206	Cheng Shin Rubber Industries Co,. Ltd	548
62	China Motor Corp.	60
1	Continental AG	263
7	Daimler AG	561
6	Denso Corp.	275
580	Dongfeng Motor Group Co., Ltd.	820
15	Exedy Corp.	451
19	Ford Motor Co.	323
6	General Motors Co. ●	240
14	Honda Motor Co., Ltd.	563
2	Hyundai Mobis Co., Ltd.	687
1	Hyundai Motor Co., Ltd.	280
102	Isuzu Motors Ltd.	635
3	Kia Motors Corp.	173
2	Michelin (C.G.D.E.) Class B	190
84	Nan Kang Rubber Tire Co., Ltd. ●	108
115	Nissan Motor Co., Ltd.	1,156
87	Pirelli & Co. S.p.A.	1,217
19	Stanley Electric Co., Ltd.	431
19	Tachi-S Co., Ltd.	302
24	Tata Motors Ltd.	152
17	Toyota Industries Corp.	767
21	Toyota Motor Corp.	1,379
860	Xingda International Holdings	523
140	Yulon Motor Co.	247
8	Yulon Nissan Motor Co., Ltd.	111
		13,390
	Banks - 6.3%
22	Australia & New Zealand Banking Group Ltd.	707
46	Banco ABC Brasil S.A.	285
144	Banco Bilbao Vizcaya Argentaria S.A.	1,677
20	Banco Bradesco S.A.	289
46	Banco Santander Brasil S.A.	317
59	Banco Santander Central Hispano S.A.	523
13	Bancolombia S.A.	190
24	Bangkok Bank plc	157
131	Bank Central Asia PT	121
511	Bank of China Ltd.	240
28	Bank of East Asia Ltd.	121
3	Bank of Montreal	204
5	Bank of Nova Scotia	280
108	Barclays Bank plc ADR	455
6	BB&T Corp.	194
46	BNP Paribas	3,360
55	BOC Hong Kong Holdings Ltd.	179
15	BS Financial Group, Inc.	241
9	Canadian Imperial Bank of Commerce	793
453	China Construction Bank	352
12	Commonwealth Bank of Australia	861
24	DBS Group Holdings Ltd.	325
18	DGB Financial Group, Inc.	287
47	DNB ASA	840
161	E.Sun Financial Holdings Co	108
5	Erste Group Bank AG	161
6	Federal Agricultural Mortgage Corp.	202
12	Fifth Third Bancorp	237
8	First National Financial Corp.	169
27	Fukuoka Financial Group, Inc.	121
22	Hana Financial Holdings	841
12	Hang Seng Bank Ltd.	192
14	HDFC Bank Ltd.	154
9	Home Capital Group, Inc.	721
8	Housing Development Finance Corp. Ltd.	115
149	HSBC Holdings plc	1,630
480	Industrial & Commercial Bank of China Ltd.	337
75	Intesa Sanpaolo S.p.A.	186
24	Itau Unibanco Banco Multiplo S.A. ADR	365
32	Itausa - Investimentos Itau S.A.	139
4	KB Financial Group, Inc.	168
7	KBC Groep N.V.	362
394	Lloyds Banking Group plc ●	488
187	Mega Financial Holding Co.	162
15	Mega Financial Holding Co., Ltd. Rights	2
213	Mitsubishi UFJ Financial Group, Inc.	1,354
13	Mizrahi Tefahot Bank Ltd.	156
163	Mizuho Financial Group, Inc.	342
19	National Australia Bank Ltd.	641
7	National Bank of Canada	619
24	Nordea Bank Ab	313
30	Oversea-Chinese Banking Corp., Ltd.	251
171	Piraeus Bank S.A. ●	357
4	PNC Financial Services Group, Inc.	279
150	PT Bank Rakyat Indonesia	105
5	Royal Bank of Canada	362
9	Shinhan Financial Group Co., Ltd.	378
6	Societe Generale Class A	357
496	Solar Capital Ltd. ●	445
35	Spar Nord Bank A/S ●	310
13	Standard Bank Group Ltd.	168
122	Standard Chartered plc	2,940
26	Sumitomo Mitsui Financial Group, Inc.	1,266
8	SunTrust Banks, Inc.	252
5	Svenska Handelsbanken Ab Class A	235
8	Swedbank Ab	208
3	Toronto Dominion Bank	291
31	Turkiye Garanti Bankasi A.S.	125
304	Turkiye Sinai Kalkinma Bankasi A.S.	297
28	Unicredit S.p.A.	211
17	United Overseas Bank Ltd.	282
13	US Bancorp	475
101	Wells Fargo & Co. ╦	4,292
23	Westpac Banking Corp.	734
		37,903
	Capital Goods - 7.3%
5	3M Co.	599
18	ABB Ltd. ADR	452
3	AGCO Corp.	166
39	AirTac International Group	279
16	Asahi Glass Co., Ltd.	96
6	Atlas Copco Ab B Shares	144
34	BAE Systems plc	249
190	Balfour Beatty plc	869
63	Beijing Enterprises Holdings Ltd.	521

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 70.7% - (continued)
	Capital Goods - 7.3% - (continued)
55	Belden, Inc. ‡	$3,675
19	Bizlink Holding, Inc.	86
4	Boeing Co. ‡	556
47	Carlisle Cos., Inc. ‡	3,399
4	Caterpillar, Inc.	364
116	China International Marine Containers Co., Ltd.	218
780	China Lesso Group Holdings Ltd.	499
33	CNH Industrial N.V. ●	385
42	Compagnie De Saint-Gobain	2,206
1	Cummins, Inc.	181
8	Daifuku Co., Ltd.	105
5	Danaher Corp.	353
3	Deere & Co.	239
4	Doosan Corp.	570
5	Eaton Corp. plc	373
5	Emerson Electric Co.	338
4	European Aeronautic Defence & Space Co. N.V.	265
1	Fanuc Corp.	202
278	Far Eastern New Century Corp.	319
5	Fastenal Co.	240
157	Finmeccanica S.p.A.	1,152
3	Fluor Corp.	216
95	Frigoglass S.A.	762
46	GATX Corp. ╦	2,388
2	Geberit AG	685
67	General Electric Co. ╦	1,760
11	Geovision, Inc.	72
39	GrafTech International Ltd. ●	351
4	Honeywell International, Inc.	331
24	Hutchison Whampoa Ltd.	297
25	Hyundai Development Co.	563
1	Hyundai Heavy Industries Co., Ltd.	138
3	Illinois Tool Works, Inc.	244
5	Ingersoll-Rand plc	306
17	Itochu Corp.	203
2	Joy Global, Inc.	101
18	Keppel Corp., Ltd.	159
5	Keppel REIT	5
18	King Slide Works Co., Ltd.	159
34	Kingspan Group plc	567
52	Kinik Co.	130
7	Komatsu Ltd.	155
10	Koninklijke Philips N.V.	354
12	Kubota Corp.	178
7	Larsen & Toubro Ltd.	104
3	Legrand S.A.	189
2	LG Corp.	107
2	LS Corp.	116
68	Makino Milling Machine Co.	445
3	Metso Oyj	106
61	Minebea Co., Ltd.	338
11	Mitsubishi Corp.	231
20	Mitsubishi Electric Corp.	220
35	Mitsubishi Heavy Industries Ltd.	222
14	Mitsui & Co., Ltd.	194
3	Monotaro Co.	66
14	MRC Global, Inc.	384
2	Nidec Corp.	159
6	Obrascon Huarte Lain S.A.	245
1	Osram Licht AG ●	35
2	Parker-Hannifin Corp.	224
7	Pentair Ltd.	467
1	Precision Castparts Corp.	264
149	Qinetiq Group plc	472
12	Rheinmetall AG	740
2	Rockwell Automation, Inc.	232
18	Rolls-Royce Holdings plc	335
2	Samsung C&T Corp.	125
10	Sandvik AB	137
6	Scania AB Class B	123
4	Schneider Electric S.A.	354
198	Shanghai Industrial Holdings Ltd.	655
6	Siemens AG	807
1	SMC Corp. of America	220
15	Spirit Aerosystems Holdings, Inc. ●	410
11	Sumitomo Electric Industries Ltd.	162
46	Taiwan Glass Industries Corp.	46
391	TECO Electric & Machinery Co., Ltd.	417
14	Textron, Inc.	406
4	United Technologies Corp.	460
20	Vallourec S.A.	1,174
42	Vinci S.A.	2,685
369	Walsin Lihwa Corp.	115
26	Wienerberger AG	450
1	Zuiko Corp.	92
		43,957
	Commercial and Professional Services - 0.7%
217	ACCO Brands Corp. ●‡	1,271
2	ADT (The) Corp.	86
5	Bilfinger Berger AG	549
16	Brambles Ltd.	139
4	Cintas Corp.	241
13	Experian plc	272
25	Gategroup Holding AG	668
44	Performant Financial Corp. ●	436
3	Sata Holdings, Corp.	59
2	Secom Co., Ltd.	146
18	Seek Ltd.	223
17	Sporton International, Inc.	61
4	Tyco International Ltd.	142
5	Waste Management, Inc.	213
		4,506
	Consumer Durables and Apparel - 1.6%
2	Adidas AG	265
2	Coach, Inc.	122
3	Compagnie Financiere Richemont S.A.	325
29	Cyrela Brazil Realty S.A.	215
37	De'Longhi S.p.A.	571
19	Giant Manufacturing	145
2	LVMH Moet Hennessy Louis Vuitton S.A.	364
93	Mattel, Inc.	4,143
44	Merida Industry Co., Ltd.	334
4	NIKE, Inc. Class B	311
4	Nikon Corp.	79
23	Panasonic Corp.	235
261	PDG Realty S.A. ●	237
199	Pou Chen	243
2	PVH Corp.	258

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 70.7% - (continued)
	Consumer Durables and Apparel - 1.6% - (continued)
151	Ruentex Industries Ltd.	$391
113	Samsonite International S.A.	309
7	Sega Sammy Holdings, Inc.	179
712	Skyworth Digital Holdings Ltd.	345
10	Sony Corp.	181
163	Sunny Optical Technology Group	158
—	Swatch Group AG	234
7	Toll Brothers, Inc. ●	236
		9,880
	Consumer Services - 1.3%
5	Carnival Corp.	180
1	Chipotle Mexican Grill, Inc.	296
19	Compass Group plc	276
3	Darden Restaurants, Inc.	172
37	Genting Berhad	121
11	Home Inns & Hotels Management, Inc. ●	395
3	Las Vegas Sands Corp.	220
7	McDonald's Corp.	638
113	MGM China Holdings Ltd.	389
37	New Oriental Education & Technology Group, Inc. ADR	958
92	Opap S.A.	1,140
9	Paddy Power plc	755
5	Starbucks Corp.	407
3	Starwood Hotels & Resorts, Inc.	215
43	TUI AG ●	569
107	Wynn Macau Ltd.	410
1	Wynn Resorts Ltd.	228
4	Yum! Brands, Inc.	241
		7,610
	Diversified Financials - 2.4%
7	American Express Co.	587
3	Ameriprise Financial, Inc.	302
7	Banca Generali S.p.A.	172
64	Bank of America Corp. ‡	895
8	Bank of New York Mellon Corp.	258
26	BM & F Bovespa S.A.	145
4	Capital One Financial Corp.	257
27	CETIP S.A. - Mercados Organizado	294
79	Challenger Financial Services Group Ltd.	451
34	Citigroup, Inc.	1,635
3	CME Group, Inc.	219
8	Credit Suisse Group AG	251
7	Deutsche Bank AG	337
2	Deutsche Boerse AG	172
6	Discover Financial Services, Inc.	305
6	Eaton Vance Corp.	268
146	Fubon Financial Holding Co., Ltd	214
3	Goldman Sachs Group, Inc. ╦	515
8	Groupe Bruxelles Lambert S.A.	673
13	Hong Kong Exchanges & Clearing Ltd.	203
51	ING Groep N.V. ●	651
7	Invesco Ltd.	235
33	JP Morgan Chase & Co.	1,712
12	Julius Baer Group Ltd.	574
6	Legg Mason, Inc.	244
10	Morgan Stanley	292
38	Nomura Holdings, Inc.	283
16	ORIX Corp.	276
33	Oslo Bors VPS Holding ASA †	329
4	State Street Corp.	286
3	T. Rowe Price Group, Inc.	226
64	UBS AG	1,231
		14,492
	Energy - 5.0%
3	Anadarko Petroleum Corp.	303
3	Apache Corp.	251
4	Baker Hughes, Inc.	206
25	BG Group plc	505
131	BP plc ‡	1,017
129	Cairn Energy plc ●	583
3	Cameron International Corp. ●	161
7	Canadian Natural Resources Ltd.	206
8	Chesapeake Energy Corp.	212
12	Chevron Corp. ╦	1,413
213	China Petroleum & Chemical Corp. Class H	173
42	China Shenhua Energy Co., Ltd.	129
119	CNOOC Ltd.	243
8	ConocoPhillips Holding Co.	558
3	Devon Energy Corp.	189
12	Enbridge Energy Management ●	350
17	Enbridge, Inc.	746
18	Eni S.p.A.	464
2	EOG Resources, Inc.	361
41	ERA Group, Inc. ●	1,282
29	Exxon Mobil Corp. ╦	2,580
8	GS Holdings Corp.	424
7	Halliburton Co.	365
3	Hess Corp.	234
40	Inpex Corp.	457
137	JX Holdings, Inc.	677
5	Kinder Morgan Management LLC ●	389
3	Kinder Morgan, Inc.	99
316	Kunlun Energy Co., Ltd.	517
4	Lukoil ADR	284
5	Marathon Oil Corp.	177
4	Marathon Petroleum Corp.	271
3	National Oilwell Varco, Inc.	241
38	OAO Gazprom Class S ADR	358
5	Occidental Petroleum Corp.	480
13	OGX Petroleo e Gas Participacoes S.A. ●	1
11	Origin Energy Ltd.	147
4	Peabody Energy Corp.	87
673	PetroChina Co., Ltd.	766
52	Petroleo Brasileiro S.A.	464
4	Phillips 66	245
13	PTT Public Co., Ltd.	128
13	Reliance Industries Ltd.	192
7	Repsol S.A.	200
14	Royal Dutch Shell plc	481
23	Royal Dutch Shell plc Class B	801
5	Sasol Ltd.	245
8	Schlumberger Ltd.	786
248	Scorpio Tankers, Inc.	2,857
18	Seacor Holdings, Inc.	1,712
11	Statoil ASA	261
7	Suncor Energy, Inc.	261
20	Tecnicas Reunidas S.A.	1,032
16	Total S.A.	994
13	Transcanada Corp.	601

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 70.7% - (continued)
	Energy - 5.0% - (continued)
3	Transocean Ltd.	$151
9	Tullow Oil plc	133
7	Valero Energy Corp.	284
6	Williams Cos., Inc.	217
6	Woodside Petroleum Ltd.	221
		30,172
	Food and Staples Retailing - 1.1%
6	Carrefour S.A.	236
3	Costco Wholesale Corp.	354
9	CVS Caremark Corp. ●	542
109	Distribuidora Internacional De Alimentacion S.A.	995
12	Koninklijke Ahold N.V.	236
16	Metro AG	749
8	Seven & I Holdings Co., Ltd.	293
227	Tesco plc	1,323
6	Walgreen Co.	379
67	Wal-Mart de Mexico S.A.B. de C.V.	174
11	Wal-Mart Stores, Inc.	839
11	Wesfarmers Ltd.	450
11	Woolworths Ltd.	365
		6,935
	Food, Beverage and Tobacco - 3.8%
14	Adecoagro S.A. ●	115
14	Altria Group, Inc.	509
6	Anheuser-Busch InBev N.V.	658
3	Anheuser-Busch InBev N.V. ADR	288
6	Archer-Daniels-Midland Co.	238
6	Asahi Group Holdings Ltd.	155
304	Asian Citrus Holdings Ltd.	115
6	Associated British Foods plc	210
7	BRF S.A.	176
14	British American Tobacco plc	754
44	Bumitama Agri Ltd.	35
8	Bunge Ltd. Finance Corp.	679
231	C&C Group plc	1,355
103	Charoen Pokphand Foods Ltd.	80
19	China Mengniu Dairy Co.	84
135	China Modern Dairy Holdings Ltd. ●	63
3	Coca-Cola HBC AG	81
9	Coca-Cola Amatil Ltd.	113
27	Coca-Cola Co. ╦	1,066
19	Coca-Cola HBC AG ADR	536
18	Diageo Capital plc	564
7	Ebro Foods S.A.	156
67	First Resources Ltd.	106
31	Fomento Economico Mexicano S.A. de C.V.	288
7	General Mills, Inc.	332
36	Glanbia plc	504
408	Golden Agri Resources Ltd.	197
4	Groupe Danone	315
13	Heineken N.V.	928
9	Imperial Tobacco Group plc	330
2	Ingredion, Inc.	143
78	IOI Corp. Bhd	134
28	ITC Ltd.	155
38	Japan Tobacco, Inc.	1,367
27	JBS S.A.	98
2	Kellogg Co.	120
7	Kernel Holding S.A. ●	89
6	Kraft Foods Group, Inc.	330
2	KT&G Corp.	124
4	Lorillard, Inc.	216
3	Maple Leaf Foods, Inc.	51
185	Marine Harvest	217
2	Mead Johnson Nutrition Co.	188
7	Minerva S.A. ●	30
14	Mondelez International, Inc.	456
1	Monster Beverage Corp. ●	48
23	Nestle S.A.	1,663
10	PepsiCo, Inc.	830
2	Pernod-Ricard S.A.	226
11	Philip Morris International, Inc.	965
30	Post Holdings, Inc. ●	1,298
11	PureCircle Ltd. ●	60
7	SABMiller plc	350
11	SLC Agricola S.A.	98
72	Standard Foods Corp.	220
24	Toyo Suisan Kaisha Ltd.	757
7	Tyson Foods, Inc. Class A	202
15	Unilever N.V.	578
430	Uni-President Enterprises Corp.	819
118	Wilmar International Ltd.	328
		23,190
	Health Care Equipment and Services - 1.2%
9	Abbott Laboratories ‡	343
4	Aetna, Inc.	238
4	Baxter International, Inc.	242
624	Biosensors International Group Ltd.	472
2	Cie Generale d'Optique Essilor International S.A.	250
4	CIGNA Corp.	316
3	Covidien plc	200
13	DiaSorin S.p.A.	614
6	Express Scripts Holding Co. ●	392
2	Fresenius Medical Care AG & Co.	146
1	Fresenius SE & Co. KGaA	160
2	Humana, Inc.	183
—	Intuitive Surgical, Inc. ●	158
—	M3, Inc.	345
3	McKesson Corp.	402
7	Medtronic, Inc.	384
25	Rhoen-Klinikum AG	696
122	Sorin S.p.A. ●	335
4	St. Jude Medical, Inc.	223
6	Suzuken Co., Ltd.	224
2	Terumo Corp.	113
7	UnitedHealth Group, Inc.	508
3	Wellpoint, Inc.	284
3	Zimmer Holdings, Inc.	252
		7,480
	Household and Personal Products - 0.7%
6	Colgate-Palmolive Co.	416
3	Estee Lauder Co., Inc.	211
3	Henkel AG & Co. KGaA	304
3	Herbalife Ltd.	191
7	Kao Corp.	232
3	Kimberly-Clark Corp.	320
2	L'Oreal S.A.	367
7	Pola Orbis Holdings, Inc.	244

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 70.7% - (continued)
	Household and Personal Products - 0.7% - (continued)
16	Procter & Gamble Co.	$1,256
4	Reckitt Benckiser Group plc	299
7	Shiseido Co., Ltd.	121
		3,961
	Insurance - 2.8%
3	ACE Ltd.	267
4	Aflac, Inc.	229
4	Ageas	175
171	AIA Group Ltd.	871
6	Alleghany Corp. ●‡	2,607
3	Allianz SE	575
5	Allstate Corp.	285
5	American International Group, Inc.	279
36	Amp Ltd.	162
10	Assicurazioni Generali S.p.A.	244
27	Aviva plc	196
30	AXA S.A.	735
9	Berkshire Hathaway, Inc. Class B ●‡	987
81	China Life Insurance Co., Ltd.	214
145	China Pacific Insurance Co., Ltd.	522
3	Chubb Corp.	274
9	Cincinnati Financial Corp.	451
58	Delta Lloyd N.V.	1,233
89	Direct Line Insurance Group plc	320
7	Lincoln National Corp.	320
7	MetLife, Inc.	340
2	Muenchener Rueckversicherungs	373
97	Old Mutual plc	315
22	Ping An Insurance (Group) Co.	171
6	Principal Financial Group, Inc.	300
4	Prudential Financial, Inc.	306
22	Prudential plc	442
6	Sampo Oyj Class A	293
1	Samsung Fire & Marine Insurance Co., Ltd.	145
24	Storebrand ASA	154
18	Suncorp-Metway Ltd.	225
3	Swiss Re Ltd.	236
39	T&D Holdings, Inc.	467
23	Tokio Marine Holdings, Inc.	769
5	Torchmark Corp.	361
4	Travelers Cos., Inc.	335
12	XL Group plc	376
1	Zurich Financial Services AG	278
		16,832
	Materials - 5.6%
115	African Barrick Gold Ltd.	357
3	Air Liquide	374
19	Akzo Nobel N.V. ⌂	1,343
65	Alacer Gold Corp.	180
44	Alamos Gold, Inc.	708
22	Allegheny Technologies, Inc.	713
21	Allied Nevada Gold Corp. ●	87
11	Anglo American plc	265
4	AngloGold Ashanti	66
8	ArcelorMittal	128
286	Asia Cement Corp.	388
8	Ball Corp.	390
326	Banro Corp. ●	269
4	Barrick Gold Corp.	69
7	BASF SE	773
631	BBMG Corp.	453
25	BHP Billiton Ltd.	869
13	BHP Billiton plc	390
11	Boliden Ab	159
3	Celanese Corp.	175
475	Centamin plc ●	383
1	CF Industries Holdings, Inc.	220
68	China Bluechemical Ltd.	43
1,166	China Petrochemical Dev Corp.	586
17	China Steel Chemical Corp.	104
583	China Steel Corp.	507
78	Colossus Minerals, Inc. ●	38
12	Companhia Sider·rgica Nacional	67
24	Compania De Minas Buenaventur ADR	350
59	Continental Gold Ltd. ●	222
31	Continental Gold Ltd. Private Placement ●	118
74	CRH plc	1,810
11	Deltic Timber Corp.	708
10	Detour Gold Corp. ●	86
8	Dow Chemical Co.	314
6	E.I. DuPont de Nemours & Co.	393
3	Ecolab, Inc.	300
77	Evolution Mining Ltd.	61
19	Feng Hsin Iron & Steel Co.	35
53	Formosa Chemicals & Fibre Corp.	153
60	Formosa Plastic Corp.	163
7	Freeport-McMoRan Copper & Gold, Inc.	240
13	Gerdau S.A.	106
49	Glencore Xstrata plc	266
5	Goldcorp, Inc.	118
234	Golden Star Resources Ltd. ●╦	113
55	Graphic Packaging Holding Co. ●	459
48	Grupo Mexico S.A.B. de C.V.	151
64	Hitachi Metals Ltd.	855
3	Holcim Ltd.	190
1,910	Huabao International Holdings Ltd.	838
7	Impala Platinum Holdings Ltd.	83
2	Industrias Penoles S.A.B. de C.V.	70
2	InkTec Co., Ltd. ●	56
8	International Paper Co.	362
6	Israel Chemicals Ltd.	48
3	Johnson Matthey plc	145
150	Kingsgate Consolidated Ltd.	201
31	Koza Altin Isletmeleri A.S.	545
56	Lcy Chemical Corp.	74
2	LG Chem Ltd.	257
2	Linde AG	297
146	Medusa Mining Ltd. ⌂†	258
6	MMC Norilsk Nickel OJSC ADR	94
15	Monsanto Co.	1,594
9	Mosaic Co.	423
75	Nan Ya Plastics Corp.	170
193	Nevsun Resources Ltd.	705
7	Newcrest Mining Ltd.	64
8	Newmont Mining Corp.	217
56	Nippon Steel & Sumitomo Metal Corp.	185
116	Northern Star Resources Ltd.	96
4	Orica Ltd.	86
104	Oriental Union Chemical Corp.	111
30	Osisko Mining Corp. ●	147

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 70.7% - (continued)
	Materials - 5.6% - (continued)
133	Petropavlovsk plc	$171
1	Posco Ltd.	211
11	Potash Corp. of Saskatchewan, Inc.	329
4	Randgold Resources Ltd. ADR	264
26	Regis Resources Ltd. ●	85
5	Rio Tinto Ltd.	282
9	Rio Tinto plc	472
3	Rock Tenn Co. Class A	363
7	Royal Gold, Inc.	327
82	Rubicon Minerals Corp. ●	115
5	S.A. Des Ciments Vicat	389
203	Semafo, Inc.	551
4	Shin-Etsu Chemical Co., Ltd.	208
9	Sibanye Gold Ltd.	12
38	Smurfit Kappa Group plc	925
2	Sociedad Quimica y Minera de Chile S.A.	65
15	Stora Enso Oyj Class R	141
2	Syngenta AG	746
304	Taiwan Cement	442
132	Taiwan Fertilizer Co., Ltd	314
20	ThyssenKrupp AG	512
25	Tokyo Ohka Kogyo Co., Ltd.	546
19	Toray Industries, Inc.	118
52	TSRC Corp.	96
69	Tung Ho Steel Enterprise Corp.	62
4	Uralkali GDR §	95
27	Vale S.A.	401
48	Yamana Gold, Inc.	477
4	Yara International ASA	152
6	Zeon Corp.	74
253	Zhaojin Mining Industry Co., Ltd.	204
1,113	Zijin Mining Group Co., Ltd.	256
		33,846
	Media - 2.0%
12	British Sky Broadcasting Group plc	186
6	CBS Corp. Class B	334
18	Comcast Corp. Class A	847
5	Cookpad, Inc.	154
17	DirecTV ●	1,080
34	HC International, Inc. ●	38
3	Liberty Global plc ●	268
52	Liberty Global plc Class C ●	3,917
4	McGraw Hill Financial, Inc.	254
4	Naspers Ltd.	333
4	News Corp. Class A ●	67
9	Pearson plc	186
4	REA Group, Ltd.	161
15	Reed Elsevier Capital, Inc.	205
3	Time Warner Cable, Inc.	322
7	Time Warner, Inc.	508
15	Twenty-First Century Fox, Inc.	517
4	Viacom, Inc. Class B	346
11	Walt Disney Co.	755
54	Wolters Kluwer N.V.	1,466
11	WPP plc	241
		12,185
	Pharmaceuticals, Biotechnology and Life Sciences - 3.1%
1	3-D Matrix, Ltd. ●	48
10	Abbvie Inc.	477
4	Agilent Technologies, Inc.	187
2	Allergan, Inc. ●	221
5	Amgen, Inc.	572
6	Astellas Pharma, Inc.	317
40	AstraZeneca plc	2,141
6	Bayer AG	712
1	Biogen Idec, Inc.	327
11	Bristol-Myers Squibb Co.	574
3	Celgene Corp. ●	425
22	Coland Holdings Ltd.	70
10	Daiichi Sankyo Co., Ltd.	178
3	Eisai Co., Ltd.	137
9	Elan Corp. plc ●	143
7	Eli Lilly & Co.	361
9	Gilead Sciences, Inc. ●╦	660
31	GlaxoSmithKline plc ‡	826
18	Johnson & Johnson	1,636
—	Mallinckrodt plc ●	16
19	Merck & Co., Inc.	840
7	Mylan, Inc. ●	282
3	Nippon Shinyaku Co., Ltd.	43
16	Novartis AG	1,232
3	Novo Nordisk A/S	562
2	Perrigo Co.	231
47	Pfizer, Inc.	1,442
—	Prothena Corp. plc ●	6
4	Roche Holding AG	1,168
8	Sanofi-Aventis S.A.	882
59	Scinopharm Taiwan, Ltd.	197
29	Shionogi & Co., Ltd.	635
6	Shire plc	264
12	Taiwan Liposome Co., Ltd. ●	170
6	Takeda Pharmaceutical Co., Ltd.	301
8	Teva Pharmaceutical Industries Ltd.	286
		18,569
	Real Estate - 3.3%
15	AEON Mall Co., Ltd.	414
4	Allied Properties REIT	144
5	Allreal Holding AG REIT	629
3	American Tower Corp. REIT	239
17	Artis REIT	233
252	Ascendas REIT	480
7	Boardwalk REIT	372
30	BR Malls Participacoes S.A.	293
17	Canadian Apartment Properties REIT	351
7	Canadian REIT	266
388	Capitacommercial Trust REIT	459
52	Castellum AB	801
18	Cheung Kong Holdings Ltd.	275
12	Cominar REIT	211
43	Deutsche Wohnen A.G.	805
7	Dundee REIT	207
17	Equity Lifestyle Properties, Inc. REIT	639
3	Equity Residential Properties Trust REIT	167
465	Evergrande Real Estate Group Ltd.	196
3	Federal Realty Investment Trust REIT	292
16	GSW Immobilien AG ●	760
13	H&R Real Estate Investment Trust	273
82	Hammerson plc REIT	696
4	HCP, Inc. REIT	166

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 70.7% - (continued)
	Real Estate - 3.3% - (continued)
21	Henderson Land Development Co., Ltd.	$122
10	Host Hotels & Resorts, Inc. REIT	184
33	Hufvudstaden AB	430
616	IGB REIT	234
17	Leg Immobilien GmbH	996
6	Liberty Property Trust REIT	238
36	Link (The) REIT	179
247	Londonmetric Property plc	510
302	Mapletree Commercial Trust REIT	306
309	Mapletree Industries REIT	343
196	Mapletree Logistics Trust REIT	173
12	Mitsubishi Estate Co., Ltd.	344
10	Mitsui Fudosan Co., Ltd.	332
3	Mobimo Holding AG	654
10	Northern Property REIT	272
350	Norwegian Property ASA	448
5	ProLogis L.P. REIT	199
9	PSP Swiss Property AG	774
6	Regency Centers Corp. REIT	287
211	Safestore Holdings plc	502
112	Segro plc REIT	589
2	Shopping Centres Australasia Property Group	3
3	Simon Property Group, Inc. REIT	397
18	Sun Hung Kai Properties Ltd.	231
265	Suntec REIT	365
10	Swiss Prime Site AG	755
1	Unibail Rodamco REIT	237
21	Westfield Group REIT	217
20	Wharf Holdings Ltd.	169
12	Wihlborgs Fastigheter A.B.	201
		20,059
	Retailing - 2.5%
39	Advance Automotive Parts, Inc. ‡	3,861
2	Amazon.com, Inc.	882
304	Baoxin Automotive Group Ltd.	313
3	Bed Bath & Beyond, Inc. ●	219
73	Belle International Holdings Ltd.	103
1	CST Brands, Inc.	25
4	Dollar Tree, Inc. ●	229
3	Don Quijote Co.	232
7	Hennes & Mauritz Ab	291
1	Hikari Tsushin, Inc.	59
10	Home Depot, Inc.	773
8	Hyundai Home Shopping Network Corp.	1,333
2	Industria de Diseno Textil S.A.	284
803	Intime Retail Group Co., Ltd.	956
1	Kering	206
25	Kingfisher plc	153
3	Kohl's Corp.	186
16	K's Holdings Corp.	455
4	L Brands Inc.	233
59	Li & Fung Ltd.	84
78	Lifestyle International Holdings Ltd.	169
4	Lifestyle Properties Development Ltd. ●	1
16	Lojas Americanas S.A.	117
9	Lowe's Co., Inc.	440
5	Macy's, Inc.	221
2,098	Maoye International Holdings	406
1	Netflix, Inc. ●	351
1	Oisix, Inc. ●	51
—	Priceline.com, Inc. ●	520
79	Rakuten, Inc.	1,029
6	Start Today Co., Ltd.	164
4	Target Corp.	272
3	Tiffany & Co.	217
5	TJX Cos., Inc.	323
32	Woolworths Holdings Ltd.	239
		15,397
	Semiconductors and Semiconductor Equipment - 2.7%
4	Altera Corp. ●	142
3	Anapass, Inc.	41
13	Arm Holdings plc	209
25	ASM Pacific Technology Ltd.	237
3	ASML Holding N.V.	249
5	Broadcom Corp. Class A	121
38	Chipbond Technology Corp.	77
3	Eo Technics Co, Ltd.	115
8	Eugene Technology Co, Ltd.	125
7	Hermes Microvision, Inc.	240
28	Hynix Semiconductor, Inc.	847
14	Infineon Technologies AG	137
30	Intel Corp.	734
3	KLA-Tencor Corp.	207
3	Koh Young Technology, Inc.	77
4	Lam Research Corp. ●	211
73	Maxim Integrated Products, Inc.	2,170
14	MediaTek, Inc.	187
4	Samsung Electronics Co., Ltd.	5,976
907	Taiwan Semiconductor Manufacturing Co., Ltd.	3,342
7	Texas Instruments, Inc.	279
2	Tokyo Electron Ltd.	128
254	United Microelectronics Corp.	108
116	Vanguard International Semiconductor Corp.	125
		16,084
	Software and Services - 5.0%
4	Accenture plc	321
5	Adobe Systems, Inc. ●‡	284
20	Amadeus IT Holding S.A. Class A	739
1	Baidu, Inc. ADR ●	129
8	Bit-Isle, Inc.	67
4	Broadleaf Co., Ltd. ●	94
9	Cardtronics, Inc. ●	334
13	Carsales.Com Ltd.	126
2	Citrix Systems, Inc. ●	140
4	Cognizant Technology Solutions Corp. ●	330
27	Computershare Ltd.	269
7	Danal Co., Ltd. ●	67
16	Daum Communications Corp.	1,336
6	Digital Garage, Inc.	147
14	Diligent Board Member Services Inc. ●	51
8	eBay, Inc. ●	402
2	Enigmo, Inc. ●	107
10	Facebook, Inc. ●	526
40	Fiserv, Inc. ●╦	4,208
6	GMO Payment Gateway, Inc.	202
1	Google, Inc. ●╦	1,545
12	HCL Technologies Ltd.	208
115	Higher One Holdings, Inc. ●	911
7	IBM Corp.	1,282

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 70.7% - (continued)
	Software and Services - 5.0% - (continued)
7	Infomart Corp.	$147
3	Infosys Technologies Ltd.	172
7	Internet Initiative Japan, Inc.	191
3	Intuit, Inc.	213
11	Iress Market Technology Ltd.	106
15	Itochu Techno-Solutions Corp.	569
23	Kakaku.com, Inc.	447
4	Livesense, Inc. ●	179
1	Mastercard, Inc.	611
36	Micros Systems, Inc. ●	1,962
45	Microsoft Corp.	1,590
24	Net One Systems Co., Ltd.	168
9	NetEase, Inc. ADR	640
1	Nintendo Co., Ltd.	113
9	NQ Mobile, Inc. ADR ●	123
25	OBIC Co., Ltd.	791
25	Oracle Corp.	832
4	Otsuka Corp.	553
14	Pchome Online, Inc.	81
3	Red Hat, Inc. ●	148
5	Salesforce.com, Inc. ●	283
7	SAP AG	575
6	SMS Co, Ltd.	140
45	Sumisho Computer Systems Corp.	1,136
21	Tata Consultancy Services Ltd.	722
35	Tencent Holdings Ltd.	1,896
27	VeriFone Systems, Inc. ●	610
3	Visa, Inc.	630
2	VMware, Inc. ●	139
13	Wirecard A.G.	477
11	Yahoo!, Inc. ●	356
		30,425
	Technology Hardware and Equipment - 2.5%
53	AAC Technologies Holdings, Inc.	232
42	Advantech Co., Ltd.	267
5	Anritsu Corp.	71
6	Apple, Inc. ●‡	2,921
9	Canon, Inc.	281
27	Catcher Technology Co., Ltd.	157
69	Chroma Ate, Inc.	147
33	Cisco Systems, Inc.	739
12	Corning, Inc.	211
8	Crucialtec Co., Ltd. ●	104
96	Delta Electronics, Inc.	501
30	Diebold, Inc.	900
15	EMC Corp.	354
24	Fuji Photo Film Co., Ltd.	589
13	Hewlett-Packard Co.	315
10	High Technology Computer Corp.	49
47	Hitachi Ltd.	328
110	Hon Hai Precision Industry Co., Ltd.	280
6	Hoya Pentax HD Corp.	147
2	Iriso Electronics Co., Ltd.	95
16	Japan Radio Co., Ltd.	60
98	Ju Teng International Holdings	71
7	Juniper Networks, Inc. ●	139
19	Kyocera Corp.	984
4	L.G. Philips LCD Co., Ltd.	104
5	Largan Precision Co., Ltd.	153
274	Lenovo Group Ltd.	294
167	Lite-On Technology Corp.	292
37	Lumax Internatioinal	94
2	Mobile Create Co LTD ●	53
2	Murata Manufacturing Co., Ltd.	158
4	NetApp, Inc.	168
3	Nippon Ceramic Co., Ltd.	50
29	Nokia Oyj	222
4	Optron-TEC, Inc. ●	42
10	Qualcomm, Inc.	669
4	SanDisk Corp.	247
33	Scientech Corp.	60
7	Suprema, Inc.	155
255	Synnex Technology International Corp.	407
5	TE Connectivity Ltd.	253
27	Telefonaktiebolaget LM Ericsson Class B	323
560	Tongda Group Holdings Ltd.	31
48	Toshiba Corp.	204
5	Trimble Navigation Ltd. ●	145
7	Vtech Holdings Ltd.	103
35	Wacom Co., Ltd.	259
777	WPG Holdings Co., Ltd.	945
		15,373
	Telecommunication Services - 2.7%
24	Advanced Info Service Public Co., Ltd.	197
347	America Movil S.A.B. de C.V.	372
35	AT&T, Inc. ‡	1,261
118	Axiata Group Berhad	257
16	Bharti Airtel Ltd.	95
61	BT Group plc	371
5	CenturyLink, Inc.	168
55	China Mobile Ltd.	574
74	China Unicom Ltd.	115
24	Deutsche Telekom AG	383
26	Freenet AG	680
124	Hellenic Telecommunications Organization S.A.	1,560
24	KDDI Corp.	1,290
12	MTN Group Ltd.	232
22	Nippon Telegraph & Telephone Corp.	1,138
14	NTT DoCoMo, Inc.	216
22	Orange S.A.	306
752	P.T. Telekomunikasi Indonesia Tbk	156
5	SBA Communications Corp. ●	430
92	Singapore Telecommunications Ltd.	279
7	SoftBank Corp.	555
9	Sprint Corp. ●	59
78	Telefonica S.A.	1,372
35	Telenor ASA	846
30	Telia Ab	248
59	Telstra Corp., Ltd.	289
17	Verizon Communications, Inc.	875
9	Vivendi S.A.	237
502	Vodafone Group plc	1,837
2	Wirelessgate, Inc.	66
		16,464
	Transportation - 1.5%
7	Aeroports de Paris	697
288	Air China Ltd.	196
282	AirAsia Berhad	239

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 70.7% - (continued)
	Transportation - 1.5% - (continued)
35	All America Latina Logistica S.A.	$125
6	Canadian National Railway Co.	659
2	Central Japan Railway Co.	304
11	CSX Corp.	286
2	East Japan Railway Co.	211
275	Evergreen Marine Corp., Ltd.	162
2	FedEx Corp.	286
1	Flughafen Zuerich AG	474
166	Groupe Eurotunnel S.A.	1,606
—	Hutchinson Port Holdings Trust	—
29	Kintetsu Corp.	108
6	Latam Airlines Group S.A.	106
9	Norfolk Southern Corp.	811
14	Ryanair Holdings plc ADR	713
21	Tobu Railway Co., Ltd.	108
22	Transurban Group	148
54	Turk Hava Yollari Anonim Ortakligi	212
3	Union Pacific Corp.	527
16	United Continental Holdings, Inc. ●	551
5	United Parcel Service, Inc. Class B	453
3	West Japan Railway Co.	128
		9,110
	Utilities - 3.4%
9	AGL Energy Ltd.	135
7	Ameren Corp.	266
48	Centrica plc	269
109	Cheung Kong Infrastructure Holdings Ltd.	759
165	China Longyuan Power Group Corp.	190
118	China Resources Gas Group LT	305
8	Chubu Electric Power Co., Inc.	116
53	Cia de Saneamento Basico do Estado de Sao Paulo	560
23	CLP Holdings Ltd.	186
12	Companhia Energetica de Minas Gerais	103
33	E.On SE	595
114	Empresa Nacional del Petroleo	175
42	Enel Green Power S.p.A.	102
64	Enel S.p.A.	283
141	ENN Energy Holdings Ltd.	836
6	Exelon Corp.	169
6	Fortum Corp.	128
12	GDF Suez	297
1,582	Guangdong Investment Ltd.	1,362
67	Hong Kong & China Gas Co., Ltd.	156
199	Huaneng Power International, Inc.	208
166	Iberdrola S.A.	1,041
7	Integrys Energy Group, Inc.	395
10	Kansai Electric Power Co., Inc.	122
6	Korea Electric Power Corp. ●	152
100	National Grid plc	1,257
9	NextEra Energy, Inc.	797
10	NiSource, Inc.	331
33	NTPC Ltd.	81
4	Oneok, Inc.	248
96	Osaka Gas Co., Ltd.	404
11	PG&E Corp.	460
9	Pinnacle West Capital Corp.	501
15	Power Assets Holdings Ltd.	123
56	Power Grid Corp. of India Ltd.	92
8	Red Electrica Corporacion S.A.	526
38	Scottish & Southern Energy	868
23	Severn Trent plc	698
141	Snam S.p.A.	726
117	Suez Environment S.A.	2,040
78	Tenaga Nasional Bhd	233
29	Tokyo Gas Co., Ltd.	159
16	Tractebel Energia S.A.	279
21	UGI Corp.	853
11	United Utilities Group plc	129
14	Wisconsin Energy Corp.	568
		20,283
	Total common stocks
	(cost $368,867)	$428,103

PREFERRED STOCKS - 0.4%
	Automobiles and Components - 0.2%
6	Volkswagen AG N.V.	$1,514

	Banks - 0.1%
23	Banco Itau Holding	357

	Food, Beverage and Tobacco - 0.0%
8	Cia de Bebidas das Americas	292

	Utilities - 0.1%
40	Cia Paranaense de Energie	552

	Total preferred stocks
	(cost $2,802)	$2,715

WARRANTS - 0.0%
	Banks - 0.0%
110	Alpha Bank A.E.	$206

	Energy - 0.0%
6	Kinder Morgan, Inc. ●	26

	Total warrants
	(cost $10)	$232

EXCHANGE TRADED FUNDS - 1.7%
	Other Investment Pools and Funds - 1.7%
205	iShares MSCI Canada ETF	$6,014
68	Market Vectors Gold Miners	1,698
57	SPDR Barclays Convertible Securities ETF	2,622

	Total exchange traded funds
	(cost $11,326)	$10,334

CORPORATE BONDS - 3.8%
	Air Transportation - 0.0%
	Aeropuertos Dominicanos
$325	9.25%, 11/13/2019 §	$322

	Arts, Entertainment and Recreation - 0.1%
	Studio City Finance Ltd.
350	8.50%, 12/01/2020 §	387

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 3.8% - (continued)
		Chemical Manufacturing - 0.1%
		PTT plc
	$600	3.38%, 10/25/2022 ■	$560

		Construction - 0.3%
		Hongkong (The) Land Finance Co., Ltd.
	340	4.50%, 10/07/2025	337
		Hutchison Whampoa Ltd.
	482	6.00%, 10/28/2015 ■♠	508
		Odebrecht Finance Ltd.
	492	7.50%, 09/14/2015 §♠	492
		Shimao Property Holding Ltd.
	320	9.65%, 08/03/2017 §	344
			1,681
		Finance and Insurance - 1.6%
		Banco de Credito del Peru/Panama
	791	5.38%, 09/16/2020 §	836
		Banco Santander S.A.
	825	4.13%, 11/09/2022 §	789
		Bancolombia S.A.
	662	6.13%, 07/26/2020	698
		CBQ Finance Ltd.
	364	7.50%, 11/18/2019 ■	428
		DBS Bank Ltd.
	800	3.63%, 09/21/2022 §	825
		Fibria Overseas Finance Ltd.
	282	7.50%, 05/04/2020 §	310
		Gazprombank OJSC Via GPB Eurobond
	500	7.88%, 04/25/2018 §♠Δ	511
		HSBK Europe B.V.
	752	7.25%, 05/03/2017 §	805
		ICICI Bank Ltd.
	525	5.75%, 11/16/2020 §	544
		New Zealand Index Linked
NZD	3,593	2.00%, 09/20/2025 ◄	2,795
		Standard Bank plc
	255	8.13%, 12/02/2019	286
		VTB Capital S.A.
	569	6.88%, 05/29/2018 §	627
		Yapi ve Kredi Bankasi
	550	4.00%, 01/22/2020 §	506
			9,960
		Food Manufacturing - 0.1%
		Cosan Overseas Ltd.
	450	8.25%, 11/05/2015 §♠	463

		Health Care and Social Assistance - 0.1%
		Teva Pharmaceuticals Finance LLC
	600	6.15%, 02/01/2036	688

		Information - 0.2%
		Digicel Ltd.
	400	8.25%, 09/01/2017 §	416
		Indosat Palapa Co. B.V.
	455	7.38%, 07/29/2020 §	490
		MTS International Funding Ltd.
	325	8.63%, 06/22/2020 §	392
			1,298
		Mining - 0.1%
		Adaro Indonesia PT
	475	7.63%, 10/22/2019 §	502
		Vedanta Resources plc
	343	9.50%, 07/18/2018 §	381
			883
		Petroleum and Coal Products Manufacturing - 0.4%
		CNOOC Finance 2012 Ltd.
	725	3.88%, 05/02/2022 §	716
		Gaz Capital S.A.
	425	9.25%, 04/23/2019 §	530
		Pacific Rubiales Energy Corp.
	725	7.25%, 12/12/2021 §	797
		Reliance Holdings USA, Inc.
	325	5.40%, 02/14/2022 §	332
			2,375
		Primary Metal Manufacturing - 0.1%
		Posco
	802	4.25%, 10/28/2020 ■	831

		Retail Trade - 0.1%
		Cencosud S.A.
	475	5.50%, 01/20/2021 §	493

		Utilities - 0.4%
		Empresa de Energia de Bogota
	625	6.13%, 11/10/2021 §	656
		Hong Kong Electric Finance Ltd.
	755	4.25%, 12/14/2020 §	789
		Korea Hydro & Nuclear Power Co., Ltd.
	475	4.75%, 07/13/2021 §	508
		Taqa Abu Dhabi National Energy Co.
	263	5.88%, 10/27/2016 ■	293
			2,246
		Water Transportation - 0.1%
		DP World Ltd.
	400	6.85%, 07/02/2037 ■	418

		Wholesale Trade - 0.1%
		Li & Fung Ltd.
	318	5.25%, 05/13/2020 §	339

		Total corporate bonds
		(cost $22,751)	$22,944

FOREIGN GOVERNMENT OBLIGATIONS - 6.7%
		Brazil - 0.6%
		Brazil (Republic of)
BRL	4,364	6.00%, 08/15/2022 ◄	1,997
	$1,200	7.13%, 01/20/2037 ‡	$1,440
			$3,437
		Canada - 1.0%
		Canada (Government of)
CAD	6,000	1.50%, 09/01/2017	5,757

		Greece - 0.5%
		Greece (Republic of)
EUR	3,670	2.00%, 02/24/2032 - 02/24/2037 §	2,534
		Hellenic Republic
EUR	425	2.00%, 02/24/2028 §	330
EUR	345	2.00%, 02/24/2042	234
			3,098

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 6.7% - (continued)
		Ireland - 0.6%
		Ireland (Republic of)
EUR	1,545	4.50%, 10/18/2018	$2,299
EUR	725	5.90%, 10/18/2019	1,143
			3,442
		Italy - 0.7%
		Italy Buoni Poliennali del Tesoro
EUR	1,328	2.10%, 09/15/2017 ◄§	1,830
EUR	1,700	4.75%, 05/01/2017	2,490
			4,320
		Japan - 0.5%
		Japan (Government of)
JPY	296,587	0.10%, 09/10/2023 ◄	3,159

		Mexico - 0.3%
		Mexican Udibonos
MXN	5,612	4.50%, 11/22/2035 ◄	488
		United Mexican States
	1,326	6.05%, 01/11/2040	1,502
			1,990
		New Zealand - 0.6%
		New Zealand (Country of)
NZD	2,006	3.00%, 09/20/2030 ◄	1,690
		New Zealand (Government of)
NZD	1,916	4.50%, 02/15/2016 ◄	1,675
			3,365
		Norway - 0.8%
		Norway (Kingdom of)
NOK	31,300	2.00%, 05/24/2023	4,902

		Portugal - 0.5%
		Portugal (Republic of)
EUR	1,525	3.85%, 04/15/2021 ■	1,798
EUR	525	4.35%, 10/16/2017 ■	697
EUR	350	4.75%, 06/14/2019 ■	455
			2,950
		Sweden - 0.6%
		Sweden (Kingdom of)
SEK	16,700	3.50%, 06/01/2022	2,851
SEK	4,961	3.50%, 12/01/2028 ◄	1,039
			3,890
		Total foreign government obligations
		(cost $39,608)	$40,310

U.S. GOVERNMENT AGENCIES - 3.9%
		FNMA - 3.8%
	$5,660	3.00%, 11/15/2043 ☼	$5,585
	5,100	3.50%, 11/15/2043 ☼	5,230
	4,900	4.00%, 11/15/2043 ☼	5,162
	6,200	4.50%, 11/15/2043 ☼	6,637
			22,614
		GNMA - 0.1%
	790	3.00%, 11/15/2043 ☼	788

		Total U.S. government agencies
		(cost $23,176)	$23,402

U.S. GOVERNMENT SECURITIES - 2.5%
	U.S. Treasury Securities - 2.5%
		U.S. Treasury Bonds - 0.8%
	$1,475	0.63%, 02/15/2043 ◄╦	$1,243
	1,900	3.38%, 04/15/2032 ◄╦	3,518
			4,761
		U.S. Treasury Notes - 1.7%
	10,100	0.13%, 04/15/2018 - 01/15/2023 ◄╦	10,374

			15,135
		Total U.S. government securities
		(cost $15,649)	$15,135

Contracts╬			Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
	Commodity Contracts - 0.0%
		Brent Oil Option
	1,355	Expiration: 02/09/2015, Exercise Price: $140.00 β	$67
	1,355	Expiration: 02/10/2014, Exercise Price: $150.00 β	—
	1,355	Expiration: 08/11/2014, Exercise Price: $160.00 β	6
		Live Cattle Future Option
	—	Expiration: 06/09/2014, Exercise Price: $130.00	76
			149
	Equity Contracts - 0.0%
		Bank of Communication Option
HKD	941	Expiration: 01/10/2014, Exercise Price: $5.37	49

		Total call options purchased
		(cost $311)	$198

		Total long-term investments (cost $484,500)	$543,373

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 9.5%
	Repurchase Agreements - 9.5%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $4,662, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $4,755)
	$4,662	0.10%, 10/31/2013	$4,662
		Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,613, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $1,645)
	1,613	0.09%, 10/31/2013	1,613
		Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $7,477, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $7,627)
	7,477	0.08%, 10/31/2013	7,477

The accompanying notes are an integral part of these financial statements.

16

Shares or Principal Amount ╬		Market Value ╪
	SHORT-TERM INVESTMENTS - 9.5% - (continued)
	Repurchase Agreements - 9.5% - (continued)
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $21,204,
collateralized by U.S. Treasury Bill 0.01%
- 0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$21,628)
$21,204	0.09%, 10/31/2013		$21,204
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $8,549,
collateralized by FHLMC 2.50% - 7.50%,
2026 - 2043, FNMA 3.00% - 7.00%, 2026 -
2043, GNMA 2.67% - 5.00%, 2024 - 2048,
	value of $8,720)
8,549	0.12%, 10/31/2013		8,549
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $5,046, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $5,147)
5,046	0.09%, 10/31/2013		5,046
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $8,882, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $9,076)
8,882	0.10%, 10/31/2013		8,882
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $44, collateralized by U.S. Treasury Note 0.63%, 2017, value of $45)
44	0.09%, 10/31/2013		44
			57,477
	Total short-term investments
	(cost $57,477)		$57,477

	Total investments
	(cost $541,977) ▲	99.2%	$600,850
	Other assets and liabilities	0.8%	4,691
	Total net assets	100.0%	$605,541

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The consolidated schedule of investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2013, the Fund invested 1.4% of its total assets in the Subsidiary.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $544,834 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$83,991
Unrealized Depreciation	(27,975)
Net Unrealized Appreciation	$56,016

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value of these securities was $587, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2013.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $19,891, which represents 3.3% of total net assets.

β	This security has limitations. If at time of expiration the price of a barrel of ICE Brent Crude is equal to or greater than the strike price, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
01/2011 - 07/2013	19	Akzo Nobel N.V.	$1,067
10/2012	146	Medusa Mining Ltd.	967

At October 31, 2013, the aggregate value of these securities was $1,601, which represents 0.3% of total net assets.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $5,988, which represents 1.0% of total net assets.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $530 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $2,868, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts. Cash of $237 was also pledged as initial margin deposit and collateral for daily variation margin loss on open centrally cleared swap contracts at October 31, 2013.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $23,127 at October 31, 2013.

♠	Perpetual maturity security. Maturity date shown is the next call date.

The accompanying notes are an integral part of these financial statements.

18

Futures Contracts Outstanding at October 31, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	20	12/16/2013	$2,178	$2,203	$25
Euro-BTP Future	10	12/06/2013	1,523	1,561	38
Euro-BUND Future	73	12/06/2013	13,646	14,075	429
German Stock Exchange Future	9	12/20/2013	2,628	2,759	131
Gold 100oz Future	18	12/27/2013	2,375	2,383	8
Japan 10-Year Bond Future	4	12/11/2013	5,876	5,901	25
KOSPI 200 Index Future	85	12/12/2013	10,495	10,772	277
U.S. Treasury 10-Year Note Future	296	12/19/2013	36,714	37,698	984
U.S. Treasury 2-Year Note Future	5	12/31/2013	1,102	1,102	–
U.S. Treasury 30-Year Bond Future	3	12/19/2013	392	404	12
U.S. Treasury 5-Year Note Future	28	12/31/2013	3,350	3,407	57
U.S. Treasury Ultra Long Term Bond Future	60	12/19/2013	8,470	8,646	176
					$2,162
Short position contracts:
Australian SPI 200 Index Future	72	12/19/2013	$8,914	$9,214	$(300)
Canadian Government 10-Year Bond Future	17	12/18/2013	2,090	2,142	(52)
EAFE (mini MSCI) Index Future	199	12/20/2013	18,068	18,659	(591)
Emerging Markets (mini MSCI) Index Future	120	12/20/2013	6,069	6,144	(75)
Long Gilt Future	126	12/27/2013	22,251	22,478	(227)
S&P 500 (E-Mini) Future	153	12/20/2013	13,098	13,395	(297)
					$(1,542)
					$620

* The number of contracts does not omit 000's.

Cash of $9,920 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2013.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/29/2013	DEUT	$23,366	$22,959	$(407)
AUD	Buy	12/18/2013	DEUT	2,186	2,215	29
AUD	Sell	12/18/2013	NAB	482	480	2
AUD	Sell	12/18/2013	WEST	9,901	10,092	(191)
BRL	Buy	11/04/2013	BCLY	972	976	4
BRL	Buy	11/04/2013	RBC	994	976	(18)
BRL	Buy	12/03/2013	RBC	993	969	(24)
BRL	Sell	11/04/2013	BCLY	994	976	18
BRL	Sell	11/04/2013	RBC	1,000	976	24
CAD	Buy	11/29/2013	BNP	7,322	7,303	(19)
CAD	Sell	11/01/2013	DEUT	18	18	–
CAD	Sell	12/18/2013	RBS	5,823	5,785	38
CHF	Buy	12/18/2013	CSFB	5,105	5,239	134
CHF	Sell	11/29/2013	BOA	17,387	17,094	293
CNY	Sell	12/18/2013	SCB	5,896	5,954	(58)
EUR	Buy	11/04/2013	CBK	25	25	–
EUR	Buy	11/01/2013	DEUT	97	96	(1)
EUR	Buy	11/29/2013	SSG	16,820	16,544	(276)
EUR	Sell	11/01/2013	CBK	1,285	1,272	13
EUR	Sell	12/18/2013	CSFB	9,268	9,464	(196)
EUR	Sell	12/18/2013	JPM	550	551	(1)
EUR	Sell	12/18/2013	RBS	9,269	9,466	(197)
GBP	Sell	11/29/2013	NAB	11,787	11,685	102
ILS	Buy	11/01/2013	CSFB	3	3	–
ILS	Buy	11/01/2013	MSC	25	25	–

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
INR	Buy	12/18/2013	BNP	$2,154	$2,265	$111
JPY	Buy	12/18/2013	CBA	779	768	(11)
JPY	Sell	12/18/2013	BNP	5,770	5,707	63
JPY	Sell	12/18/2013	BNP	12,669	12,894	(225)
JPY	Sell	12/18/2013	CBK	5,768	5,706	62
JPY	Sell	12/18/2013	DEUT	3,194	3,162	32
JPY	Sell	11/29/2013	NAB	25,245	25,001	244
KRW	Buy	12/18/2013	SCB	8,975	9,190	215
KRW	Sell	12/18/2013	SCB	10,959	11,221	(262)
MXN	Buy	12/18/2013	BCLY	5,747	5,811	64
MXN	Buy	12/18/2013	HSBC	3,302	3,326	24
MXN	Buy	12/18/2013	RBC	5,748	5,812	64
MXN	Sell	12/18/2013	HSBC	940	949	(9)
NOK	Buy	12/18/2013	RBS	4,195	4,179	(16)
NOK	Sell	12/18/2013	RBS	3,274	3,261	13
NZD	Sell	12/18/2013	BOA	1,664	1,658	6
NZD	Sell	12/18/2013	WEST	4,461	4,587	(126)
SEK	Buy	12/18/2013	BNP	7,063	7,130	67
SEK	Sell	12/18/2013	BNP	4,177	4,217	(40)
TWD	Sell	11/01/2013	JPM	25	25	–
TWD	Sell	12/18/2013	HSBC	10,756	10,828	(72)
ZAR	Buy	12/18/2013	JPM	2,447	2,398	(49)
						$(576)

Credit Default Swap Contracts Outstanding at October 31, 2013

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ITRX.CEEMEA.CORP.20	BCLY	$1,150	(1.00)%	12/20/18	$79	$76	$(3)

Sell protection:
CDX.EM.20	GSC	$17,100	5.00%	12/20/18	$1,916	$1,823	$(93)
CDX.NA.HY.21	CME	4,875	5.00%	12/20/18	222	320	98
LCDX.NA.15	GSC	3,126	2.50%	12/20/15	31	87	56
LCDX.NA.17	BCLY	12,160	2.50%	12/20/16	(900)	547	1,447
Total					$1,269	$2,777	$1,508
Total traded indices					$1,348	$2,853	$1,505

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

20

Interest Rate Swap Contracts Outstanding at October 31, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
GSC	1.62% Fixed	6M CHF LIBOR	CHF	17,250	09/18/23	–	(379)	(379)

* Notional shown in U.S. dollars unless otherwise noted.

Total Return Swap Contracts Outstanding at October 31, 2013

Reference Entity	Counterparty	Notional Amount *	Payments received (paid) by Fund	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
MSCI Daily TR Gross EM S Africa	DEUT	$2,549	1M LIBOR - 0.10%	10/31/14	$3	$31	$28
MSCI Daily TR Net EM Chile	DEUT	2,619	1M LIBOR + 0.30%	02/28/14	1	(21)	(22)
MSCI Daily TR Net EM Chile	GSC	2,336	1M LIBOR + 0.30%	02/28/14	1	(18)	(19)
S&P Regional Banks Select Industry Index	DEUT	2,017	1M LIBOR - 0.35%	01/31/14	1	(99)	(100)
S&P US Real Estate Select Industry	GSC	8,617	1M LIBOR - 0.45%	12/31/13	1	(243)	(244)
					$7	$(350)	$(357)

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Consolidated Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Consolidated Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
RBC	RBC Dominion Securities
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TWD	Taiwan Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
EAFE	Europe, Australasia and Far East
ITRX.CEEMEA. CORP	Markit iTraxx - Central and Eastern Europe, Middle East and Africa Corporate
KOSPI	Korea Composite Stock Price
LCDX.NA	Credit Derivatives North American Loan
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
SPI	Share Price Index

Other Abbreviations:
ADR	American Depositary Receipt
EM	Emerging Markets
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

22

The Hartford Global All-Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$13,390	$790	$12,600	$–
Banks	37,903	10,955	26,948	–
Capital Goods	43,957	20,014	23,943	–
Commercial and Professional Services	4,506	3,057	1,449	–
Consumer Durables and Apparel	9,880	5,522	4,358	–
Consumer Services	7,610	4,705	2,905	–
Diversified Financials	14,492	9,004	5,488	–
Energy	30,172	19,231	10,941	–
Food and Staples Retailing	6,935	2,288	4,647	–
Food, Beverage and Tobacco	23,190	9,928	13,262	–
Health Care Equipment and Services	7,480	4,821	2,659	–
Household and Personal Products	3,961	2,394	1,567	–
Insurance	16,832	8,037	8,795	–
Materials	33,846	13,582	20,006	258
Media	12,185	9,253	2,932	–
Pharmaceuticals, Biotechnology and Life Sciences	18,569	8,257	10,312	–
Real Estate	20,059	9,419	10,640	–
Retailing	15,397	9,039	6,358	–
Semiconductors and Semiconductor Equipment	16,084	3,864	12,220	–
Software and Services	30,425	18,600	11,825	–
Technology Hardware and Equipment	15,373	7,061	8,312	–
Telecommunication Services	16,464	3,165	13,299	–
Transportation	9,110	5,214	3,896	–
Utilities	20,283	5,705	14,578	–
Total	428,103	193,905	233,940	258
Call Options Purchased	198	76	122	–
Corporate Bonds	22,944	–	22,944	–
Exchange Traded Funds	10,334	10,334	–	–
Foreign Government Obligations	40,310	–	40,310	–
Preferred Stocks	2,715	552	2,163	–
U.S. Government Agencies	23,402	–	23,402	–
U.S. Government Securities	15,135	8,151	6,984	–
Warrants	232	232	–	–
Short-Term Investments	57,477	–	57,477	–
Total	$600,850	$213,250	$387,342	$258
Credit Default Swaps*	1,601	–	1,601	–
Foreign Currency Contracts*	1,622	–	1,622	–
Futures*	2,162	2,162	–	–
Total Return Swaps*	28	–	28	–
Total	$5,413	$2,162	$3,251	$–
Liabilities:
Credit Default Swaps*	96	–	96	–
Foreign Currency Contracts*	2,198	–	2,198	–
Futures*	1,542	1,542	–	–
Interest Rate Swaps*	379	–	379	–
Total Return Swaps*	385	–	385	–
Total	$4,600	$1,542	$3,058	$–

♦	For the year ended October 31, 2013, investments valued at $1,678 were transferred from Level 1 to Level 2, and investments valued at $1,435 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Consolidated Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Global All-Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary – (continued)
October 31, 2013
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2013
Assets:
Common Stocks	$498	$(10)	$(676)†	$—	$—	$(98)	$1,042	$(498)	$258
Foreign Government Obligations	1,729	242	(169)	1	—	(1,803)	—	—	—
Total	$2,227	$232	$(845)	$1	$—	$(1,901)	$1,042	$(498)	$258

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $(676).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

24

The Hartford Global All-Asset Fund
Consolidated Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $541,977)	$600,850
Cash	10,157	*
Foreign currency on deposit with custodian (cost $39)	39
Unrealized appreciation on foreign currency contracts	1,622
Unrealized appreciation on OTC swap contracts	1,531
Receivables:
Investment securities sold	32,546
Fund shares sold	1,552
Dividends and interest	1,711
Variation margin on financial derivative instruments	406
OTC swap premiums paid	2,033
Other assets	65
Total assets	652,512
Liabilities:
Unrealized depreciation on foreign currency contracts	2,198
Unrealized depreciation on OTC swap contracts	860
Bank overdraft	20
Payables:
Investment securities purchased	40,062
Fund shares redeemed	1,814
Investment management fees	107
Administrative fees	—
Distribution fees	42
Collateral received from broker	530
Variation margin on financial derivative instruments	268
Accrued expenses	124
OTC swap premiums received	900
Other liabilities	46
Total liabilities	46,971
Net assets	$605,541
Summary of Net Assets:
Capital stock and paid-in-capital	$541,948
Undistributed net investment income	4,471
Accumulated net realized loss	(560)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	59,682
Net assets	$605,541

*	Cash of $10,157 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

25

The Hartford Global All-Asset Fund
Consolidated Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Shares authorized	700,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.34/$13.06
Shares outstanding	21,429
Net assets	$264,437
Class C: Net asset value per share	$12.23
Shares outstanding	12,285
Net assets	$150,191
Class I: Net asset value per share	$12.38
Shares outstanding	10,896
Net assets	$134,853
Class R3: Net asset value per share	$12.34
Shares outstanding	284
Net assets	$3,504
Class R4: Net asset value per share	$12.47
Shares outstanding	153
Net assets	$1,906
Class R5: Net asset value per share	$12.38
Shares outstanding	211
Net assets	$2,615
Class Y: Net asset value per share	$12.38
Shares outstanding	3,880
Net assets	$48,035

The accompanying notes are an integral part of these financial statements.

26

The Hartford Global All-Asset Fund
Consolidated Statement of Operations
October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$10,851
Interest	2,694
Less: Foreign tax withheld	(827)
Total investment income	12,718

Expenses:
Investment management fees	5,942
Administrative services fees
Class R3	7
Class R4	2
Class R5	2
Transfer agent fees
Class A	384
Class C	198
Class I	145
Class R3	1
Class R4	—
Class R5	—
Class Y	1
Distribution fees
Class A	694
Class C	1,600
Class R3	17
Class R4	3
Custodian fees	78
Accounting services fees	164
Registration and filing fees	103
Board of Directors' fees	18
Audit fees	38
Other expenses	127
Total expenses (before waivers and fees paid indirectly)	9,524
Expense waivers	(917)
Commission recapture	(2)
Custodian fee offset	—
Total waivers and fees paid indirectly	(919)
Total expenses, net	8,605
Net Investment Income	4,113
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	13,474
Net realized loss on purchased options	(89)
Net realized loss on futures	(1,962)
Net realized gain on swap contracts	2,408
Net realized gain on foreign currency contracts	2,501
Net realized gain on other foreign currency transactions	11
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	16,343
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	51,542
Net unrealized depreciation of purchased options	(113)
Net unrealized appreciation of futures	1,602
Net unrealized depreciation of swap contracts	(60)
Net unrealized depreciation of foreign currency contracts	(435)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(5)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	52,531
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	68,874
Net Increase in Net Assets Resulting from Operations	$72,987

The accompanying notes are an integral part of these financial statements.

27

The Hartford Global All-Asset Fund
Consolidated Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$4,113	$4,413
Net realized gain on investments, other financial instruments and foreign currency transactions	16,343	18,026
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	52,531	33,357
Net Increase in Net Assets Resulting from Operations	72,987	55,796
Distributions to Shareholders:
From net investment income
Class A	(7,352)	(2,063)
Class C	(2,817)	—
Class I	(4,796)	(2,277)
Class R3	(75)	(10)
Class R4	(18)	—
Class R5	(71)	(23)
Class Y	(2,021)	(1,047)
Total distributions	(17,150)	(5,420)
Capital Share Transactions:
Class A	(53,382)	(98,321)
Class C	(33,398)	(58,203)
Class I	(58,417)	(95,984)
Class R3	(766)	592
Class R4	347	93
Class R5	(96)	(4)
Class Y	(41,097)	65,705
Net decrease from capital share transactions	(186,809)	(186,122)
Net Decrease in Net Assets	(130,972)	(135,746)
Net Assets:
Beginning of period	736,513	872,259
End of period	$605,541	$736,513
Undistributed (distribution in excess of) net investment income	$4,471	$13,616

The accompanying notes are an integral part of these financial statements.

28

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Global All-Asset Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using

29

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded

30

instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Consolidated Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Consolidated Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share,

31

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

g)	Basis for Consolidation – The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund. The subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

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3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Consolidated Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Consolidated Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Consolidated Schedule of Investments, had inflation indexed bonds as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Consolidated Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Consolidated Statement of Operations.

33

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Consolidated Schedule of Investments as of October 31, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding futures contracts as of October 31, 2013.

c)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Consolidated Statement of Operations.

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Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions, credit spreads, currency exchange rates, interest rates and other relevant factors.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Consolidated Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, minimum daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Consolidated Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Consolidated Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2013.

35

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Consolidated Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding interest rate swap contracts as of October 31, 2013.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap contracts on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding total return swap contracts as of October 31, 2013.

d)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call

36

options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Consolidated Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Consolidated  Schedule of Investments, had outstanding purchased options contracts as of October 31, 2013. The Fund had no outstanding written options contracts as of October 31, 2013 or transactions involving written options contracts for the year ended October 31, 2013.

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$49	$149	$—	$198
Unrealized appreciation on foreign currency contracts	—	1,622	—	—	—	—	1,622
Unrealized appreciation on OTC swap contracts	—	—	1,503	28	—	—	1,531
Variation margin receivable *	170	—	2	234	—	—	406
Total	$170	$1,622	$1,505	$311	$149	$—	$3,757

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$2,198	$—	$—	$—	$—	$2,198
Unrealized depreciation on OTC swap contracts	379	—	96	385	—	—	860
Variation margin payable *	58	—	—	164	46	—	268
Total	$437	$2,198	$96	$549	$46	$—	$3,326

* Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $620 and open centrally cleared swaps cumulative appreciation of $98 as reported in the Consolidated Schedule of Investments.

The volume of derivatives that is presented in the Consolidated Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

37

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The Effect of Derivative Instruments on the Consolidated Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased options	$—	$—	$—	$(5)	$(84)	$—	$(89)
Net realized gain (loss) on futures	(2,115)	—	—	1,435	(1,282)	—	(1,962)
Net realized gain on swap contracts	712	—	662	1,034	—	—	2,408
Net realized gain on foreign currency contracts	—	2,501	—	—	—	—	2,501
Total	$(1,403)	$2,501	$662	$2,464	$(1,366)	$—	$2,858

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of purchased options	$—	$—	$—	$24	$(137)	$—	$(113)
Net change in unrealized appreciation (depreciation) of futures	1,358	—	—	247	(3)	—	1,602
Net change in unrealized appreciation (depreciation) of swap contracts	(387)	—	684	(357)	—	—	(60)
Net change in unrealized depreciation of foreign currency contracts	—	(435)	—	—	—	—	(435)
Total	$971	$(435)	$684	$(86)	$(140)	$—	$994

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Consolidated Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The

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market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$17,150	$5,420

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$5,517
Undistributed Long-Term Capital Gain	2,070
Unrealized Appreciation *	55,757
Total Accumulated Earnings	$63,344

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Consolidated Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that

39

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$3,892
Accumulated Net Realized Gain (Loss)	(2,457)
Capital Stock and Paid-in-Capital	(1,435)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

During the year ended October 31, 2013, the Fund utilized $11,503 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

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The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.9500%
On next $250 million	0.9000%
On next $500 million	0.8000%
On next $1.5 billion	0.7300%
On next $2.5 billion	0.7000%
On next $5 billion	0.6600%
Over $10 billion	0.6550%

The investment manager has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	0.90%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.15%	1.90%	0.90%	1.40%	1.10%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Consolidated Statement of Operations.

41

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.22%
Class C	1.97
Class I	0.96
Class R3	1.47
Class R4	1.18
Class R5	0.93
Class Y	0.88

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $723 and contingent deferred sales charges of $16 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

42

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	100%

9.	Investment Transactions:

For the year ended October 31, 2013, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$808,975
Sales Proceeds Excluding U.S. Government Obligations	872,700

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	2,631	616	(7,820)	(4,573)	4,480	185	(13,786)	(9,121)
Amount	$30,515	$6,983	$(90,880)	$(53,382)	$48,154	$1,899	$(148,374)	$(98,321)
Class C
Shares	1,529	194	(4,612)	(2,889)	2,812	—	(8,210)	(5,398)
Amount	$17,615	$2,190	$(53,203)	$(33,398)	$30,011	$—	$(88,214)	$(58,203)
Class I
Shares	3,584	293	(8,907)	(5,030)	7,117	153	(16,071)	(8,801)
Amount	$41,632	$3,330	$(103,379)	$(58,417)	$76,355	$1,564	$(173,903)	$(95,984)
Class R3
Shares	44	6	(117)	(67)	117	1	(63)	55
Amount	$505	$70	$(1,341)	$(766)	$1,256	$9	$(673)	$592
Class R4
Shares	169	1	(138)	32	45	—	(37)	8
Amount	$1,968	$12	$(1,633)	$347	$479	$—	$(386)	$93
Class R5
Shares	2	6	(16)	(8)	31	2	(33)	—
Amount	$19	$71	$(186)	$(96)	$327	$23	$(354)	$(4)
Class Y
Shares	291	128	(4,017)	(3,598)	9,020	91	(2,778)	6,333
Amount	$3,429	$1,447	$(45,973)	$(41,097)	$95,396	$934	$(30,625)	$65,705
Total
Shares	8,250	1,244	(25,627)	(16,133)	23,622	432	(40,978)	(16,924)
Amount	$95,683	$14,103	$(296,595)	$(186,809)	$251,978	$4,429	$(442,529)	$(186,122)

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

43

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

44

The Hartford Global All-Asset Fund
Consolidated Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$11.30	$0.08	$1.25	$1.33	$(0.29)	$–	$(0.29)	$12.34	12.02%		$264,437	1.37%		1.22%		0.72%
C	11.18	–	1.24	1.24	(0.19)	–	(0.19)	12.23	11.26		150,191	2.11		1.97		(0.03)
I	11.33	0.12	1.25	1.37	(0.32)	–	(0.32)	12.38	12.37		134,853	1.08		0.96		0.99
R3	11.29	0.05	1.26	1.31	(0.26)	–	(0.26)	12.34	11.78		3,504	1.70		1.47		0.45
R4	11.39	0.07	1.29	1.36	(0.28)	–	(0.28)	12.47	12.16		1,906	1.42		1.18		0.57
R5	11.34	0.12	1.25	1.37	(0.33)	–	(0.33)	12.38	12.30		2,615	1.09		0.93		0.99
Y	11.34	0.12	1.25	1.37	(0.33)	–	(0.33)	12.38	12.36		48,035	0.99		0.88		1.04

For the Year Ended October 31, 2012
A	$10.63	$0.06	$0.67	$0.73	$(0.06)	$–	$(0.06)	$11.30	6.97%		$293,773	1.38%		1.09%		0.58%
C	10.53	(0.02)	0.67	0.65	–	–	–	11.18	6.17		169,673	2.12		1.84		(0.16)
I	10.66	0.09	0.68	0.77	(0.10)	–	(0.10)	11.33	7.28		180,463	1.09		0.83		0.84
R3	10.61	0.04	0.67	0.71	(0.03)	–	(0.03)	11.29	6.75		3,961	1.74		1.36		0.33
R4	10.64	0.07	0.68	0.75	–	–	–	11.39	7.05		1,378	1.45		1.06		0.62
R5	10.67	0.09	0.68	0.77	(0.10)	–	(0.10)	11.34	7.31		2,485	1.11		0.83		0.85
Y	10.67	0.10	0.68	0.78	(0.11)	–	(0.11)	11.34	7.38		84,780	1.01		0.77		0.91

For the Year Ended October 31, 2011
A	$11.04	$0.03	$(0.32)	$(0.29)	$(0.03)	$(0.09)	$(0.12)	$10.63	(2.67)%		$373,186	1.45%		1.02%		0.31%
C	11.00	(0.05)	(0.32)	(0.37)	(0.01)	(0.09)	(0.10)	10.53	(3.36)		216,578	2.19		1.75		(0.43)
I	11.05	0.06	(0.32)	(0.26)	(0.04)	(0.09)	(0.13)	10.66	(2.44)		263,596	1.17		0.73		0.57
R3	11.02	0.01	(0.33)	(0.32)	–	(0.09)	(0.09)	10.61	(2.93)		3,140	1.79		1.30		0.09
R4	11.04	0.06	(0.36)	(0.30)	(0.01)	(0.09)	(0.10)	10.64	(2.71)		1,205	1.49		1.00		0.50
R5	11.05	0.08	(0.34)	(0.26)	(0.03)	(0.09)	(0.12)	10.67	(2.36)		2,335	1.19		0.70		0.74
Y	11.05	0.08	(0.33)	(0.25)	(0.04)	(0.09)	(0.13)	10.67	(2.34)		12,219	1.08		0.65		0.76

From May 28, 2010 (commencement of operations), through October 31, 2010
A(D)	$10.00	$(0.01)	$1.05	$1.04	$–	$–	$–	$11.04	10.40	%(E)	$92,704	1.51	%(F)	0.95	%(F)	(0.16	)%(F)
C(D)	10.00	(0.04)	1.04	1.00	–	–	–	11.00	10.00	(E)	46,828	2.26	(F)	1.70	(F)	(0.92	)(F)
I(D)	10.00	–	1.05	1.05	–	–	–	11.05	10.50	(E)	66,511	1.24	(F)	0.68	(F)	(0.01	)(F)
R3(D)	10.00	(0.01)	1.03	1.02	–	–	–	11.02	10.20	(E)	2,216	1.91	(F)	1.31	(F)	(0.18	)(F)
R4(D)	10.00	0.01	1.03	1.04	–	–	–	11.04	10.40	(E)	2,208	1.61	(F)	1.01	(F)	0.12	(F)
R5(D)	10.00	0.02	1.03	1.05	–	–	–	11.05	10.50	(E)	2,210	1.31	(F)	0.71	(F)	0.42	(F)
Y(D)	10.00	0.01	1.04	1.05	–	–	–	11.05	10.50	(E)	9,948	1.22	(F)	0.66	(F)	0.47	(F)

See Portfolio Turnover information on the next page.

45

The Hartford Global All-Asset Fund
Consolidated Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

(D)	Commenced operations on May 28, 2010.

(E)	Not annualized.

(F)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	47%
For the Year Ended October 31, 2012	94
For the Year Ended October 31, 2011	206
From May 28, 2010 (commencement of operations), through October 31, 2010	37

46

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of The Hartford Global All-Asset Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of The Hartford Global All-Asset Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its consolidated operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

47

The Hartford Global All-Asset Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Consolidated Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

48

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

49

The Hartford Global All-Asset Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

50

The Hartford Global All-Asset Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

51

The Hartford Global All-Asset Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,040.50	$6.43	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class C	$1,000.00	$1,037.30	$10.27	$1,000.00	$1,015.12	$10.16	2.00	184	365
Class I	$1,000.00	$1,042.10	$5.10	$1,000.00	$1,020.21	$5.04	0.99	184	365
Class R3	$1,000.00	$1,039.60	$7.71	$1,000.00	$1,017.64	$7.63	1.50	184	365
Class R4	$1,000.00	$1,041.80	$6.18	$1,000.00	$1,019.15	$6.11	1.20	184	365
Class R5	$1,000.00	$1,042.10	$4.89	$1,000.00	$1,020.42	$4.84	0.95	184	365
Class Y	$1,000.00	$1,042.10	$4.63	$1,000.00	$1,020.67	$4.59	0.90	184	365

52

The Hartford Global All-Asset Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Global All-Asset Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

53

The Hartford Global All-Asset Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

54

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

55

The Hartford Global All-Asset Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

56

The Hartford Global All-Asset Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Cayman Subsidiary Risk: Investing in a Cayman Islands subsidiary exposes the Fund to the risks associated with the subsidiary and its investments.

Commodities Risk: Investments in commodities may be more volatile than investments in traditional securities.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

57

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-GAA13 12/13 113976-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD GLOBAL ALPHA FUND 2013 Annual Report

The Hartford Global Alpha Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Global Alpha Fund inception 12/14/2012

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide a positive total return that exceeds the return on 3-Month U.S. Treasury bills over the long term (generally at least three years) regardless of market conditions.

Performance Overview 12/14/12 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 10/31/13)

Since Inception▲
Global Alpha A#	-4.50%
Global Alpha A##	-9.75%
Global Alpha C#	-5.20%
Global Alpha C##	-6.15%
Global Alpha I#	-4.30%
Global Alpha R3#	-4.90%
Global Alpha R4#	-4.60%
Global Alpha R5#	-4.40%
Global Alpha Y#	-4.30%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%

▲	Inception: 12/14/2012
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Alpha Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Global Alpha Class A	1.55%	1.60%
Global Alpha Class C	2.30%	2.35%
Global Alpha Class I	1.30%	1.35%
Global Alpha Class R3	1.85%	1.90%
Global Alpha Class R4	1.55%	1.60%
Global Alpha Class R5	1.25%	1.30%
Global Alpha Class Y	1.20%	1.20%

*	As of the Fund's current prospectus dated December 14, 2012. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the period December 14, 2012 (commencement of operations) through October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Robert L. Evans	Mark H. Sullivan, CFA, CMT	John Soukas
Director and Fixed Income Portfolio Manager	Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global Alpha Fund returned -4.50%, before sales charge, for the period from December 14, 2012 to October 31, 2013, underperforming the Fund’s benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.05% for the same period. The Fund also underperformed the 2.74% average return of the Lipper Absolute Return Funds peer group, a group of funds which aim for positive returns in all market conditions. The funds are not benchmarked against a traditional long only market index but rather have the aim of outperforming a cash or risk-free benchmark.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income assets experienced mixed performance with major global government bond yields increasing over the period. Japanese yields were a notable exception as yields continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected caused increased volatility in financial markets in May/June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank (ECB) would potentially cut interest rates due to weak, below-target European inflation data.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Many of the major fixed income sectors, with the exception of commercial mortgage backed securities (CMBS), high yield, and bank loans, posted negative absolute returns due to the rise in rates. Most sectors outperformed Treasuries on a duration-adjusted basis as credit spreads tightened.

The U.S. dollar performance was mixed over the period. The currency declined versus the Euro, the Swedish krona, and the New Zealand dollar, but appreciated versus the Norwegian krone, the British pound, and especially the Japanese yen. The yen was a major decliner as the markets priced in aggressive monetary easing by Japanese policy makers.

The Fund’s performance lagged during the period due to weak results in our quantitative country strategies and our macro strategies. Slightly offsetting this negative performance has been our credit strategies. Within the Macro strategy portion of the Fund, various outright short duration positions have been a key source of underperformance. In particular, short U.K. 10-year and short Japan 7-, 10- & 20-year positions detracted from results as yields fell in the third quarter. Slightly offsetting these negative results has been our active currency positioning within the Fund. In particular, our short Australian dollar and Korean won positions aided performance during the period. Within our Quantitative strategies portion of the Fund, underperformance has primarily been driven by short Germany positions. In particular, our value-oriented long U.S. 10-year versus short Germany 10-year position detracted from results. This specific position remained in the Fund as of October 31, 2013,

3

The Hartford Global Alpha Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

but has been reduced in size over the period. The value-oriented quantitative strategies build positions as relative spreads widen in anticipation they will mean-revert. In this case, the historical spread between U.S. 10-year Treasuries and Germany 10-year Bonds widened to levels not seen in over 6 years. As the spread continued to widen (U.S. 10-year yields up significantly, German 10-year yields flat to slightly up) over the first and second quarters of the year performance was negative. Helping offset the negative results has been our quantitative relative yield curve positions, favoring a steeper U.S. curve versus a flatter German curve. Within Credit, long corporate exposure aided performance as spreads tightened during the period. In particular, long U.S. and U.K. financials aided performance.

Our quantitatively-oriented country positioning is primarily implemented through the use of exchange-traded government bond futures. Our currency and duration positioning is primarily implemented through the use of currency forward contracts and through the use of exchange-traded government bond futures. Our credit positioning is primarily implemented through the use of cash bonds and credit default swaps.

What is the outlook?

Global growth momentum continues to appear positive, although political risks remain. Fiscal agreements related to the U.S. government shutdown and debt ceiling have only temporarily postponed the issues through January-February of 2014. Policymakers appear to favor macro-prudential policy as the primary tool to control household leverage and housing markets while the monetary policy setting will likely be ‘lower for longer’ even in economies which might have a healthy domestic cycle. In fact, explicit forward guidance by major central banks is evolving to one based on “thresholds”, a policy strategy which commits to low rates until specific economic conditions are met. Softening inflation in the euro area, rising pressure on the ECB to ease monetary policy, sub-par growth in the U.S. (any effects due to government shutdown), continued liquidity stimulus by the Fed (a surprise 'no-taper' decision in September), and ongoing quantitative easing by the Bank of Japan means G3 central bank policy should remain accommodative for the near term.

There have been encouraging hints of stabilization in the Euro area, China and an upturn in most U.K. cyclical indicators. In China, we believe continued financial liberalization is likely. As countries try to maintain a supportive fiscal and monetary policy environment we believe, financial imbalances could surface.

Given this outlook, we ended the period with a negative duration bias with the aggregate effective duration of the Fund at -3.4 years. We will tactically manage duration around a low range as global economic conditions evolve.

At the end of the period, the Fund remained long duration within the U.S., both on an outright and relative basis to both Germany and the U.K.. In addition, the Fund continued to hold short duration exposure in Japan given the negative longer term dynamics which we believe ultimately need to be re-priced by the market. Within currencies, the Fund continued to favor North American currencies including the Canadian dollar versus a broad basket and initiated short positions in the Euro and Asia-ex Japan currencies, again versus a broad basket.

Distribution by Credit Quality
as of October 31, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	3.0%
Aa / AA	8.2
A	0.2
Baa / BBB	12.1
Ba / BB	2.1
B	1.2
Caa / CCC or Lower	1.0
Unrated	0.1
U.S. Government Agencies and Securities	70.4
Non-Debt Securities and Other Short-Term Instruments	2.4
Other Assets and Liabilities	(0.7)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like Short-Term Instruments and U.S. Government Agencies and Securities) for which Moody’s and S&P have not issued long-term credit ratings. Although Moody's and S&P individually rate U.S. Government Agencies and Securities, these securities are included in the "U.S. Government Agencies and Securities" category for the purposes of the table.

Diversification by Security Type
as of October 31, 2013

Category	Percentage of Net Assets
Equity Securities
Call Options Purchased	0.1%
Put Options Purchased	0.1
Total	0.2%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.9%
Corporate Bonds	5.2
Foreign Government Obligations	20.8
U.S. Government Agencies	3.2
U.S. Government Securities	65.3
Total	96.4%
Short-Term Investments	4.1%
Other Assets and Liabilities	(0.7)
Total	100.0%

4

The Hartford Global Alpha Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.9%
		Finance and Insurance - 1.9%
		BCAP LLC Trust
	$95	0.38%, 05/25/2047 Δ	$62
		Bear Stearns Mortgage Funding Trust
	21	0.31%, 03/25/2037 Δ	14
		Citigroup Commercial Mortgage Trust
	35	4.25%, 09/10/2046 ■	24
		Commercial Mortgage Trust
	100	4.40%, 07/10/2045 ■	74
		GSAA Home Equity Trust
	209	0.35%, 11/25/2036 Δ	101
		JP Morgan Chase Commercial Mortgage Securities Corp.
	100	2.75%, 10/15/2045 ■	66
		Luminent Mortgage Trust
	65	0.43%, 11/25/2035 Δ	56
		Merrill Lynch Mortgage Investors Trust
	5	0.63%, 04/25/2029 Δ	5
		Morgan Stanley Mortgage Loan Trust
	227	0.34%, 11/25/2036 Δ	98
		UBS-Barclays Commercial Mortgage Trust
	50	4.23%, 03/10/2046 ■Δ	37
		WF-RBS Commercial Mortgage Trust
	100	4.32%, 03/15/2045 ■Δ	76
			613
		Total asset & commercial mortgage backed securities
		(cost $570)	$613

CORPORATE BONDS - 5.2%
		Administrative Waste Management and Remediation - 0.1%
		Clean Harbors, Inc.
	$25	5.13%, 06/01/2021	$25

		Arts, Entertainment and Recreation - 0.2%
		Cinemark USA, Inc.
	60	4.88%, 06/01/2023	57

		Finance and Insurance - 2.1%
		American International Group, Inc.
GBP	50	5.75%, 03/15/2067	78
		Bank of America Corp.
EUR	50	0.90%, 05/23/2017 Δ	65
		Citigroup, Inc.
	100	5.50%, 09/13/2025	106
	15	6.68%, 09/13/2043	17
		CNH Capital LLC
	75	3.63%, 04/15/2018	76
		HSBC Holdings plc
EUR	50	0.52%, 09/30/2020 Δ	66
		Royal Bank of Scotland Group plc
	50	9.50%, 03/16/2022 §	58
		SLM Corp.
	165	5.50%, 01/15/2019	171
	20	6.25%, 01/25/2016	22
			659

		Health Care and Social Assistance - 0.6%
		AbbVie, Inc.
	25	1.75%, 11/06/2017	25
		DaVita, Inc.
	45	5.75%, 08/15/2022	46
		Fresenius Medical Care U.S. Finance II, Inc.
	70	5.63%, 07/31/2019 ■	75
		Zoetis, Inc.
	45	1.88%, 02/01/2018	45
			191
		Information - 1.4%
		Sprint Corp.
	125	7.25%, 09/15/2021 ■	135
	35	7.88%, 09/15/2023 ■	38
		Verizon Communications, Inc.
	155	5.15%, 09/15/2023	168
	120	6.55%, 09/15/2043	139
			480
		Other Services - 0.1%
		Service Corp. International
	25	5.38%, 01/15/2022 ■	25

		Rail Transportation - 0.1%
		CSX Corp.
	50	4.10%, 03/15/2044	44

		Utilities - 0.3%
		American Electric Power Co., Inc.
	25	1.65%, 12/15/2017	25
	50	2.95%, 12/15/2022	47
			72
		Water Transportation - 0.1%
		Royal Caribbean Cruises Ltd.
	35	5.25%, 11/15/2022	35

		Wholesale Trade - 0.2%
		Spectrum Brands Holdings, Inc.
	60	6.38%, 11/15/2020 ■	64

		Total corporate bonds
		(cost $1,600)	$1,652

FOREIGN GOVERNMENT OBLIGATIONS - 20.8%
		Italy - 9.2%
		Italy Buoni Poliennali del Tesoro
EUR	460	3.00%, 11/01/2015 ☼	$643
EUR	1,580	4.50%, 07/15/2015 ☼	2,257
			2,900
		Spain - 0.4%
		Spain Government Bond
EUR	100	5.15%, 10/31/2044 ■	139

		Sweden - 3.0%
		Sweden (Kingdom of)
SEK	6,570	1.50%, 11/13/2023	944

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 20.8% - (continued)
		United Kingdom - 8.2%
		United Kingdom Gilt
GBP	430	1.25%, 07/22/2018 §	$683
GBP	915	3.25%, 01/22/2044 §	1,397
GBP	320	3.50%, 07/22/2068 §☼	521
			2,601
		Total foreign government obligations
		(cost $6,555)	$6,584

U.S. GOVERNMENT AGENCIES - 3.2%
		FHLMC - 3.2%
	$1,000	1.00%, 07/30/2014	$1,006

		Total U.S. government agencies
		(cost $1,007)	$1,006

U.S. GOVERNMENT SECURITIES - 65.3%
Other Direct Federal Obligations - 1.5%
		FHLB - 1.5%
	$330	1.38%, 05/28/2014	$332
	135	3.13%, 12/13/2013	136
			468
U.S. Treasury Securities - 63.8%
		U.S. Treasury Notes - 63.8%
	2,200	0.25%, 05/31/2014 ╦	2,202
	670	0.38%, 07/15/2023 ◄‡	673
	1,000	1.00%, 01/15/2014 ╦ØΘ	1,002
	15,250	1.25%, 02/15/2014 ╦	15,301
	1,000	1.50%, 12/31/2013 ‡	1,002
			20,180
		Total U.S. government securities
		(cost $20,638)	$20,648

			Market Value ╪
Contracts ╬
CALL OPTIONS PURCHASED - 0.1%
Foreign Exchange Contracts - 0.1%
		USD Call/KRW Put
	549	Expiration: 05/19/2014	$4
		USD Call/SGD Put
	860	Expiration: 07/17/2014	7
	22	Expiration: 05/16/2014	2
			13
		Total call options purchased
		(cost $41)	$13

PUT OPTIONS PURCHASED - 0.1%
Foreign Exchange Contracts - 0.0%
		EUR Put/USD Call
EUR	78	Expiration: 05/02/2014и	$14

Interest Rate Contracts - 0.1%
		10-Year U.S. Treasury Note Future
	—	Expiration: 11/25/2013, Exercise Price: $126.00	15
		CMS Spread Option CMS10/CMS5
	2,835	Expiration: 09/16/2014, Exercise Rate: 0.99%	2
	4,580	Expiration: 08/07/2014, Exercise Rate: 1.03%	2
			19
		Total put options purchased
		(cost $32)	$33

		Total long-term investments
		(cost $30,443)	$30,549

			Market Value ╪
Shares or Principal Amount ╬
SHORT-TERM INVESTMENTS - 4.1%
Other Direct Federal Obligations - 1.9%
		FHLB
	$600	0.18%, 8/5/2014	$600

			600
Repurchase Agreements - 2.2%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $55, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $57)
	55	0.10%, 10/31/2013	55
		Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $19, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $20)
	19	0.09%, 10/31/2013	19
		Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $89, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $91)
	89	0.08%, 10/31/2013	89
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $252,
collateralized by U.S. Treasury Bill 0.01%
- 0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
		$257)
	252	0.09%, 10/31/2013	252
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $102,
collateralized by FHLMC 2.50% - 7.50%,
2026 - 2043, FNMA 3.00% - 7.00%, 2026 -
2043, GNMA 2.67% - 5.00%, 2024 - 2048,
		value of $104)
	102	0.12%, 10/31/2013	102

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 4.1% - (continued)
Repurchase Agreements - 2.2% - (continued)
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $60, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $61)
$60	0.09%, 10/31/2013		$60
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $106, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $108)
106	0.10%, 10/31/2013		106
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $1, collateralized by U.S. Treasury Note 0.63%, 2017, value of $1)
1	0.09%, 10/31/2013		1
			684
	Total short-term investments
	(cost $1,284)		$1,284

	Total investments
	(cost $31,727) ▲	100.7%	$31,833
	Other assets and liabilities	(0.7)%	(232)
	Total net assets	100.0%	$31,601

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $31,726 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$199
Unrealized Depreciation	(92)
Net Unrealized Appreciation	$107

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $1,663 at October 31, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2013.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $753, which represents 2.4% of total net assets.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $2,659, which represents 8.4% of total net assets.

и	This security has limitations. If the U.S. Dollar per EURO exchange rate is greater than or equal to 1.38 and then less than or equal to 1.24 between trade date and expiration date, the Fund will receive the equivalent of par on the number of contracts traded.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

Θ	At October 31, 2013, this security, or a portion of this security, is designated to cover written call options in the table below:

Written Call Options Outstanding at October 31, 2013

Description (Counterparty)	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
USD Call/KRW Put (JPM)	Foreign Exchange	1225.00 KRW	05/19/2014	549,000	$2	$12	$10

*	The number of contracts does not omit 000's. Number of contracts shown in U.S. dollars unless otherwise noted.

Ø	At October 31, 2013, this security, or a portion of this security, collateralized the written put options in the table below:

Written Put Options Outstanding at October 31, 2013

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	Future	$125.00	11/25/2013	74	$7	$5	$(2)

*	The number of contracts does not omit 000's. Number of contracts shown in U.S. dollars unless otherwise noted.

Futures Contracts Outstanding at October 31, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro-BOBL Future	17	12/06/2013	$2,877	$2,892	$15
Euro-BTP Future	5	12/06/2013	780	780	–
U.S. Treasury 10-Year Note Future	86	12/19/2013	10,956	10,953	(3)
U.S. Treasury 2-Year Note Future	12	12/31/2013	2,638	2,645	7
U.S. Treasury 30-Year Bond Future	3	12/19/2013	405	405	–
U.S. Treasury CME Ultra Long Term Bond Future	2	12/19/2013	282	288	6
					$25
Short position contracts:
90-Day Eurodollar Future	13	03/16/2015	$3,224	$3,233	$(9)
Australian 10-Year Bond Future	7	12/16/2013	767	771	(4)
Australian 3-Year Bond Future	23	12/16/2013	2,353	2,358	(5)
Euro-BUND Future	30	12/06/2013	5,755	5,784	(29)
Euro-OAT Future	4	12/06/2013	716	731	(15)
Japan 10-Year Bond Future	1	12/11/2013	1,453	1,475	(22)
Japan 10-Year Mini Bond Future	51	12/10/2013	7,415	7,522	(107)
Long Gilt Future	62	12/27/2013	10,997	11,060	(63)
U.S. Treasury 5-Year Note Future	42	12/31/2013	5,104	5,111	(7)
					$(261)
					$(236)

* The number of contracts does not omit 000's.

Cash of $540 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

8

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/29/2013	CBK	$14	$14	$–
AUD	Buy	11/29/2013	DEUT	1,329	1,306	(23)
AUD	Buy	11/29/2013	JPM	33	33	–
AUD	Sell	11/29/2013	CBA	62	61	1
AUD	Sell	11/29/2013	DEUT	5	5	–
AUD	Sell	11/29/2013	HSBC	94	92	2
AUD	Sell	11/29/2013	JPM	187	184	3
AUD	Sell	11/29/2013	MSC	94	92	2
AUD	Sell	11/29/2013	NAB	19	19	–
AUD	Sell	11/29/2013	SSG	62	61	1
BRL	Buy	11/04/2013	BCLY	74	74	–
BRL	Buy	11/04/2013	RBC	50	49	(1)
BRL	Buy	12/03/2013	RBC	50	49	(1)
BRL	Buy	11/04/2013	UBS	25	24	(1)
BRL	Sell	11/04/2013	BCLY	75	74	1
BRL	Sell	11/04/2013	RBC	50	49	1
BRL	Sell	11/04/2013	UBS	25	25	–
BRL	Sell	12/03/2013	UBS	22	22	–
CAD	Buy	11/29/2013	BNP	1,521	1,517	(4)
CAD	Buy	11/29/2013	MSC	24	24	–
CAD	Sell	11/29/2013	BCLY	14	14	–
CAD	Sell	11/29/2013	BMO	24	24	–
CAD	Sell	11/29/2013	GSC	314	312	2
CAD	Sell	11/29/2013	RBC	126	125	1
CHF	Buy	11/29/2013	HSBC	96	94	(2)
CHF	Buy	11/29/2013	MSC	96	94	(2)
CHF	Sell	11/29/2013	BOA	380	374	6
CHF	Sell	11/29/2013	JPM	189	187	2
CLP	Buy	11/29/2013	BNP	3	3	–
CLP	Sell	11/29/2013	BNP	213	210	3
CLP	Sell	11/29/2013	MSC	16	16	–
CLP	Sell	11/29/2013	UBS	15	15	–
CNY	Buy	11/29/2013	UBS	51	51	–
COP	Buy	11/29/2013	SCB	57	57	–
CZK	Sell	11/29/2013	JPM	72	71	1
EUR	Buy	11/29/2013	BCLY	14	14	–
EUR	Buy	11/29/2013	BMO	20	20	–
EUR	Buy	11/29/2013	CSFB	420	413	(7)
EUR	Buy	11/05/2013	DEUT	715	705	(10)
EUR	Buy	11/29/2013	DEUT	5	5	–
EUR	Buy	11/29/2013	GSC	14	14	–
EUR	Buy	11/29/2013	HSBC	254	253	(1)
EUR	Buy	11/29/2013	NAB	27	27	–
EUR	Buy	11/05/2013	RBS	714	705	(9)
EUR	Buy	11/29/2013	SSG	138	136	(2)
EUR	Sell	11/04/2013	DEUT	3	3	–
EUR	Sell	11/05/2013	DEUT	9	9	–
EUR	Sell	11/29/2013	DEUT	715	705	10
EUR	Sell	11/29/2013	JPM	284	280	4
EUR	Sell	11/01/2013	RBS	7	7	–
EUR	Sell	11/29/2013	RBS	714	705	9
EUR	Sell	11/29/2013	SSG	1,807	1,777	30
EUR	Sell	11/29/2013	UBS	1,544	1,521	23
GBP	Buy	11/29/2013	BCLY	61	61	–
GBP	Buy	11/29/2013	BNP	105	104	(1)
GBP	Buy	11/29/2013	DEUT	62	62	–
GBP	Buy	11/29/2013	SCB	16	16	–
GBP	Sell	11/05/2013	BCLY	61	61	–

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
GBP	Sell	11/29/2013	BCLY	$32	$32	$–
GBP	Sell	11/05/2013	DEUT	62	62	–
GBP	Sell	11/29/2013	JPM	251	249	2
GBP	Sell	11/29/2013	NAB	3,225	3,197	28
GBP	Sell	11/29/2013	SSG	162	160	2
GBP	Sell	11/29/2013	UBS	166	164	2
HUF	Buy	11/29/2013	JPM	3	3	–
HUF	Sell	11/29/2013	MSC	12	12	–
ILS	Buy	11/29/2013	JPM	16	16	–
INR	Buy	11/29/2013	UBS	9	9	–
JPY	Buy	11/29/2013	DEUT	224	222	(2)
JPY	Buy	11/29/2013	MSC	225	222	(3)
JPY	Buy	11/29/2013	NAB	23	23	–
JPY	Sell	11/29/2013	DEUT	95	94	1
JPY	Sell	11/29/2013	HSBC	95	94	1
JPY	Sell	11/29/2013	JPM	188	188	–
JPY	Sell	11/29/2013	NAB	848	840	8
KRW	Buy	11/29/2013	UBS	58	58	–
MXN	Buy	11/29/2013	CBK	28	28	–
MXN	Buy	11/29/2013	MSC	25	25	–
MXN	Buy	11/29/2013	RBC	311	307	(4)
MXN	Sell	11/29/2013	BCLY	190	188	2
MXN	Sell	11/29/2013	GSC	94	94	–
MXN	Sell	11/29/2013	HSBC	95	94	1
MXN	Sell	11/29/2013	RBC	83	82	1
MYR	Buy	11/29/2013	UBS	6	6	–
NOK	Buy	11/29/2013	BNP	581	576	(5)
NOK	Buy	11/29/2013	UBS	28	28	–
NOK	Sell	11/29/2013	BCLY	18	18	–
NOK	Sell	11/29/2013	BOA	189	188	1
NOK	Sell	11/29/2013	JPM	190	188	2
NZD	Buy	11/29/2013	BOA	12	12	–
NZD	Sell	11/29/2013	BOA	515	509	6
NZD	Sell	11/29/2013	SCB	21	21	–
PEN	Buy	11/29/2013	SCB	16	16	–
PLN	Buy	11/29/2013	JPM	54	53	(1)
PLN	Sell	11/29/2013	JPM	10	10	–
PLN	Sell	11/29/2013	MSC	43	43	–
RUB	Buy	11/29/2013	JPM	66	65	(1)
SEK	Buy	11/29/2013	BOA	78	76	(2)
SEK	Buy	11/29/2013	JPM	189	185	(4)
SEK	Sell	11/29/2013	BCLY	15	15	–
SEK	Sell	11/29/2013	BOA	1,848	1,814	34
SEK	Sell	11/29/2013	HSBC	9	9	–
SGD	Buy	11/29/2013	HSBC	4	4	–
SGD	Sell	11/29/2013	HSBC	19	19	–
TWD	Buy	11/29/2013	UBS	38	38	–
ZAR	Buy	11/29/2013	HSBC	438	427	(11)
ZAR	Sell	11/29/2013	DEUT	125	123	2
ZAR	Sell	11/29/2013	HSBC	4	4	–
ZAR	Sell	11/29/2013	JPM	250	246	4
						$102

The accompanying notes are an integral part of these financial statements.

10

Credit Default Swap Contracts Outstanding at October 31, 2013

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AAA.6	BOA		$129	(0.18)%	07/25/45	$3	$5	$2
ABX.HE.AAA.6	JPM		11	(0.18)%	07/25/45	–	–	–
ABX.HE.AAA.6	JPM		31	(0.18)%	07/25/45	1	1	–
ABX.HE.AAA.6	MSC		18	(0.18)%	07/25/45	1	1	–
CMBX.NA.A.1	BOA		130	(0.35)%	10/12/52	42	50	8
CMBX.NA.AA.1	CSI		590	(0.25)%	10/12/52	137	110	(27)
CMBX.NA.AA.2	BOA		30	(0.15)%	03/15/49	12	11	(1)
CMBX.NA.AA.2	GSC		10	(0.15)%	03/15/49	4	4	–
CMBX.NA.AA.2	JPM		15	(0.15)%	03/15/49	6	5	(1)
CMBX.NA.AA.2	MSC		280	(0.15)%	03/15/49	105	101	(4)
CMBX.NA.AJ.2	CSI		105	(1.09)%	03/15/49	16	13	(3)
CMBX.NA.AM.2	CSI		375	(0.50)%	03/15/49	24	16	(8)
CMBX.NA.AM.2	MSC		250	(0.50)%	03/15/49	16	11	(5)
ITRX.XOV.20	ICE	EUR	350	(5.00)%	12/20/18	(21)	(33)	(12)
Total						$346	$295	$(51)
Sell protection:
ABX.HE.AAA.6	DEUT		$60	0.11%	05/25/46	$(20)	$(15)	$5
ABX.HE.AAA.6	MSC		92	0.11%	05/25/46	(31)	(24)	7
CMBX.NA.AAA.6	CSI		1,175	0.50%	05/11/63	(32)	(43)	(11)
CMBX.NA.AAA.6	DEUT		260	0.50%	05/11/63	(6)	(10)	(4)
CMBX.NA.BB.6	CSI		395	5.00%	05/11/63	(24)	(31)	(7)
CMBX.NA.BBB-.6	CSI		135	3.00%	05/11/63	(11)	(8)	3
CMBX.NA.BBB-.6	CSI		210	3.00%	05/11/63	–	(13)	(13)
PrimeX.ARM.2	MSC		148	4.58%	12/25/37	3	5	2
Total						$(121)	$(139)	$(18)
Total traded indices						$225	$156	$(69)
Credit default swaps on single-name issues:
Buy protection:
Credit Agricole SA	BOA	EUR	295	(3.00)% / 1.23%	12/20/15	$(21)	$(22)	$(1)
Credit Agricole SA	JPM	EUR	275	(3.00)% / 1.23%	12/20/15	(20)	(20)	–
Credit Agricole SA	JPM	EUR	290	(3.00)% / 0.45%	12/20/15	(22)	(22)	–
Societe Generale	CSI	EUR	180	(3.00)% / 0.35%	12/20/15	(14)	(14)	–
Societe Generale	DEUT	EUR	75	(3.00)% / 0.35%	12/20/15	(6)	(6)	–
Societe Generale	DEUT	EUR	190	(3.00)% / 0.35%	12/20/15	(14)	(14)	–
Total						$(97)	$(98)	$(1)
Sell protection:
Credit Agricole SA	BOA	EUR	145	3.00% / 1.23%	12/20/18	$16	$17	$1
Credit Agricole SA	JPM	EUR	125	3.00% / 1.23%	12/20/18	15	15	–
Credit Agricole SA	JPM	EUR	145	3.00% / 0.45%	12/20/18	17	17	–
Societe Generale	CSI	EUR	90	3.00% / 1.18%	12/20/18	11	11	–
Societe Generale	DEUT	EUR	130	3.00% / 1.18%	12/20/18	15	15	–
Total						$74	$75	$1
Total single-name issues						$(23)	$(23)	$–
						$202	$133	$(69)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2013. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Alpha Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Interest Rate Swap Contracts Outstanding at October 31, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BOA	2.65% Fixed	6M JPY LIBOR	JPY	20,745	03/08/43	–	(5)	(5)
CSI	0.82% Fixed	6M JPY LIBOR	JPY	25,600	02/18/23	–	(3)	(3)
DEUT	0.82% Fixed	6M JPY LIBOR	JPY	25,600	02/18/23	–	(3)	(3)
DEUT	6M EURIBOR	1.03% Fixed	EUR	435	09/18/18	–	(1)	(1)
GSC	0.14% Fixed	6M CHF LIBOR	CHF	555	12/18/15	–	–	–
JPM	0.14% Fixed	6M CHF LIBOR	CHF	560	12/18/15	–	–	–
JPM	0.24% Fixed	6M CHF LIBOR	CHF	1,735	12/18/15	–	(4)	(4)
JPM	0.91% Fixed	6M GBP LIBOR BBA	GBP	800	09/17/15	–	–	–
LCH	0.50% Fixed	3M LIBOR		2,350	12/18/15	–	2	2
LCH	2.24% Fixed	6M GBP LIBOR BBA	GBP	4,035	12/16/17	–	(23)	(23)
LCH	2.62% Fixed	6M GBP LIBOR BBA	GBP	2,070	12/16/17	–	(34)	(34)
LCH	6M EURIBOR	1.5% Fixed	EUR	485	12/18/18	1	11	10
MSC	2.59% Fixed	6M JPY LIBOR	JPY	26,090	03/22/43	–	(5)	(5)
						$1	$(65)	$(66)

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
LCH	LCH Clearnet
MSC	Morgan Stanley
NAB	National Australia Bank
RBC	RBC Dominion Securities
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PLN	Polish New Zloty
RUB	New Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
EURIBOR FHLB	Euro Interbank Offered Rate Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Alpha Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$613	$–	$417	$196
Call Options Purchased	13	–	13	–
Corporate Bonds	1,652	–	1,652	–
Foreign Government Obligations	6,584	–	6,584	–
Put Options Purchased	33	15	18	–
U.S. Government Agencies	1,006	–	1,006	–
U.S. Government Securities	20,648	673	19,975	–
Short-Term Investments	1,284	–	1,284	–
Total	$31,833	$688	$30,949	$196
Credit Default Swaps *	28	–	28	–
Foreign Currency Contracts *	199	–	199	–
Futures *	28	28	–	–
Interest Rate Swaps *	12	–	12	–
Written Options *	10	–	10	–
Total	$277	$28	$249	$–
Liabilities:
Credit Default Swaps *	97	–	97	–
Foreign Currency Contracts *	97	–	97	–
Futures *	264	264	–	–
Interest Rate Swaps *	78	–	78	–
Written Options *	2	2	–	–
Total	$538	$266	$272	$–

♦	For the period ended October 31, 2013, there were no transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 14, 2012*	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$4	$24	†	$2	$172	$(6)	$—	$—	$196
Total	$—	$4	$24		$2	$172	$(6)	$—	$—	$196

*	Commenced operations on December 14, 2012.

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $24.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Alpha Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $31,727)	$31,833
Cash	540 *
Foreign currency on deposit with custodian (cost $3)	3
Unrealized appreciation on foreign currency contracts	199
Unrealized appreciation on OTC swap contracts	28
Receivables:
Investment securities sold	460
Dividends and interest	144
Variation margin on financial derivative instruments	120
OTC swap premiums paid	444
Other assets	61
Total assets	33,832
Liabilities:
Unrealized depreciation on foreign currency contracts	97
Unrealized depreciation on OTC swap contracts	106
Bank overdraft	11
Payables:
Investment securities purchased	1,720
Fund shares redeemed	—
Investment management fees	7
Administrative fees	—
Distribution fees	1
Variation margin on financial derivative instruments	30
Accrued expenses	13
OTC swap premiums received	221
Written options (proceeds $17)	9
Other liabilities	16
Total liabilities	2,231
Net assets	$31,601
Summary of Net Assets:
Capital stock and paid-in-capital	$32,918
Distributions in excess of net investment income	(678)
Accumulated net realized loss	(509)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(130)
Net assets	$31,601

* Cash of $540 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

14

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.55/$10.11
Shares outstanding	772
Net assets	$7,371
Class C: Net asset value per share	$9.48
Shares outstanding	208
Net assets	$1,975
Class I: Net asset value per share	$9.57
Shares outstanding	215
Net assets	$2,055
Class R3: Net asset value per share	$9.51
Shares outstanding	200
Net assets	$1,903
Class R4: Net asset value per share	$9.54
Shares outstanding	200
Net assets	$1,908
Class R5: Net asset value per share	$9.56
Shares outstanding	200
Net assets	$1,913
Class Y: Net asset value per share	$9.57
Shares outstanding	1,513
Net assets	$14,476

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Alpha Fund
Statement of Operations
For the Period December 14, 2012 (commencement of operations) through October 31, 2013
(000’s Omitted)

Investment Income:
Interest	$137
Less: Foreign tax withheld	—
Total investment income	137

Expenses:
Investment management fees	271
Administrative services fees
Class R3	3
Class R4	3
Class R5	2
Transfer agent fees
Class A	1
Class C	—
Class I	—
Class Y	—
Distribution fees
Class A	15
Class C	17
Class R3	9
Class R4	4
Custodian fees	7
Accounting services fees	6
Registration and filing fees	93
Board of Directors' fees	1
Audit fees	11
Other expenses	9
Total expenses (before waivers and fees paid indirectly)	452
Expense waivers	(104)
Custodian fee offset	—
Total waivers and fees paid indirectly	(104)
Total expenses, net	348
Net Investment Loss	(211)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(108)
Net realized loss on purchased options	(31)
Net realized loss on futures	(818)
Net realized gain on written options	7
Net realized gain on swap contracts	47
Net realized loss on foreign currency contracts	(27)
Net realized loss on other foreign currency transactions	(55)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(985)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	133
Net unrealized depreciation of purchased options	(27)
Net unrealized depreciation of futures	(236)
Net unrealized appreciation of written options	8
Net unrealized depreciation of swap contracts	(135)
Net unrealized appreciation of foreign currency contracts	102
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	25
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(130)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,115)
Net Decrease in Net Assets Resulting from Operations	$(1,326)

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Alpha Fund
Statement of Changes in Net Assets

(000’s Omitted)

For the Period December 14, 2012* through October 31, 2013
Operations:
Net investment loss	$(211)
Net realized loss on investments, other financial instruments and foreign currency transactions	(985)
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(130)
Net Decrease in Net Assets Resulting from Operations	(1,326)
Capital Share Transactions:
Class A	7,692
Class C	2,081
Class I	2,156
Class R3	2,000
Class R4	2,000
Class R5	2,000
Class Y	14,998
Net increase from capital share transactions	32,927
Net Increase in Net Assets	31,601
Net Assets:
Beginning of period	—
End of period	$31,601
Undistributed (distribution in excess of) net investment income	$(678)

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global Alpha Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Global Alpha Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance

18

that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable

19

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

20

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

21

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2013.

22

e)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2013.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the

23

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the  Schedule of Investments, had outstanding purchased options and written options contracts as of October 31, 2013. Transactions involving written options contracts during the period December 14, 2012 (commencement of operationgs) through October 31, 2013, are summarized below:

Options Contract Activity During the Period December 14, 2012, (commencement of operations), through October 31, 2013:

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	1,409,000	19
Expired	—	—
Closed	(860,000)	(7)
Exercised	—	—
End of period	549,000	$12

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	780,074	8
Expired	(780,000)	(3)
Closed	—	—
Exercised	—	—
End of period	74	$5

*	The number of contracts does not omit 000's.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

24

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions, credit spreads, currency exchange rates, interest rates and other relevant factors.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, minimum daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

25

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2013.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swap contracts as of October 31, 2013.

26

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$19	$27	$—	$—	$—	$—	$46
Unrealized appreciation on foreign currency contracts	—	199	—	—	—	—	199
Unrealized appreciation on OTC swap contracts	—	—	28	—	—	—	28
Variation margin receivable *	120	—	—	—	—	—	120
Total	$139	$226	$28	$—	$—	$—	$393

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$97	$—	$—	$—	$—	$97
Unrealized depreciation on OTC swap contracts	21	—	85	—	—	—	106
Variation margin payable *	29	—	1	—	—	—	30
Written options, market value	7	2	—	—	—	—	9
Total	$57	$99	$86	$—	$—	$—	$242

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(236) and open centrally cleared swaps cumulative depreciation of $(57) as reported in the Schedule of Investments.

The ratio of foreign currency contracts to net assets at October 31, 2013 was 38.19%, compared to the December 14, 2012 (commencement of operations) to October 31, 2013 period, average to net assets of 29.90%. The volume of other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the period December 14, 2012 (commencement of operations) through October 31, 2013.

27

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued) October 31, 2013
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the period December 14, 2012 (commencement of operations) through October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased options	$(13)	$(15)	$(3)	$—	$—	$—	$(31)
Net realized loss on futures	(818)	—	—	—	—	—	(818)
Net realized gain on written options	—	4	3	—	—	—	7
Net realized gain (loss) on swap contracts	52	—	(5)	—	—	—	47
Net realized loss on foreign currency contracts	—	(27)	—	—	—	—	(27)
Total	$(779)	$(38)	$(5)	$—	$—	$—	$(822)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased options	$(3)	$(24)	$—	$—	$—	$—	$(27)
Net change in unrealized depreciation of futures	(236)	—	—	—	—	—	(236)
Net change in unrealized appreciation (depreciation) of written options	(2)	10	—	—	—	—	8
Net change in unrealized depreciation of swap contracts	(66)	—	(69)	—	—	—	(135)
Net change in unrealized appreciation of foreign currency contracts	—	102	—	—	—	—	102
Total	$(307)	$88	$(69)	$—	$—	$—	$(288)

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the

28

failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2013, are as follows:

Amount
Accumulated Capital Losses	$(1,113)
Unrealized Depreciation *	(204)
Total Accumulated Deficit	$(1,317)

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

29

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(467)
Accumulated Net Realized Gain (Loss)	476
Capital Stock and Paid-in-Capital	(9)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$211
Long-Term Capital Loss Carryforward	380
Total	$591

As of October 31, 2013, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$522

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides

30

administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.100%
On next $500 million	1.090%
On next $1.5 billion	1.080%
On next $2.5 billion	1.070%
Over $5 billion	1.060%

Beginning January 2014, the Fund’s management fee rate may adjust up or down based on the Fund’s performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Until such time, only the base fee rate shown in the table above applies. For more information on management fees, including the performance adjustment, please see the prospectus.

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.55%	2.30%	1.30%	1.85%	1.55%	1.25%	1.20%

d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the period ended October 31, 2013, this amount, if any, is included in the Statement of Operations.

31

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

	Period Ended October 31, 2013
Class A	1.47	%*
Class C	2.21	*
Class I	1.23	*
Class R3	1.85	*
Class R4	1.55	*
Class R5	1.25	*
Class Y	1.20	*

*	From December 14, 2012 (commencement of operations) through October 31, 2013.

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the period December 14, 2012 (commencement of operations) through October 31, 2013, HFD received front-end load sales charges of $3 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the period December 14, 2012 (commencement of operations) through October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

32

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	78%
Class C	96
Class I	93
Class R3	100
Class R4	100
Class R5	100
Class Y	59

9.	Investment Transactions:

For the period December 14, 2012 (commencement of operations) through October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$25,116
Sales Proceeds Excluding U.S. Government Obligations	14,854
Cost of Purchases for U.S. Government Obligations	51,019
Sales Proceeds for U.S. Government Obligations	30,699

10.	Capital Share Transactions:

The following information is for the period December 14, 2012 (commencement of operations) through October 31, 2013:

	For the Period Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	784	—	(12)	772
Amount	$7,805	$—	$(113)	$7,692
Class C
Shares	208	—	—	208
Amount	$2,081	$—	$—	$2,081
Class I
Shares	305	—	(90)	215
Amount	$3,045	$—	$(889)	$2,156
Class R3
Shares	200	—	—	200
Amount	$2,000	$—	$—	$2,000
Class R4
Shares	200	—	—	200
Amount	$2,000	$—	$—	$2,000
Class R5
Shares	200	—	—	200
Amount	$2,000	$—	$—	$2,000
Class Y
Shares	1,517	—	(4)	1,513
Amount	$15,034	$—	$(36)	$14,998
Total
Shares	3,414	—	(106)	3,308
Amount	$33,965	$—	$(1,038)	$32,927

33

The Hartford Global Alpha Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the period December 14, 2012 (commencement of operations) through October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

34

The Hartford Global Alpha Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(C)		Ratio of Expenses to Average Net Assets After Adjustments(C)		Ratio of Net Investment Income to Average Net Assets
From December 14, 2012 (commencement of operations), through October 31, 2013
A(D)	$10.00	$(0.08)	$(0.37)	$(0.45)	$–	$–	$–	$9.55	(4.50	)%(E)	$7,371	1.88	%(F)	1.47	%(F)	( 0.90	)%(F)
C(D)	10.00	(0.14)	(0.38)	(0.52)	–	–	–	9.48	(5.20	)(E)	1,975	2.62	(F)	2.21	(F)	( 1.65	)(F)
I(D)	10.00	(0.06)	(0.37)	(0.43)	–	–	–	9.57	(4.30	)(E)	2,055	1.64	(F)	1.23	(F)	( 0.69	)(F)
R3(D)	10.00	(0.11)	(0.38)	(0.49)	–	–	–	9.51	(4.90	)(E)	1,903	2.32	(F)	1.85	(F)	( 1.30	)(F)
R4(D)	10.00	(0.09)	(0.37)	(0.46)	–	–	–	9.54	(4.60	)(E)	1,908	2.02	(F)	1.55	(F)	( 1.00	)(F)
R5(D)	10.00	(0.06)	(0.38)	(0.44)	–	–	–	9.56	(4.40	)(E)	1,913	1.72	(F)	1.25	(F)	( 0.70	)(F)
Y(D)	10.00	(0.05)	(0.38)	(0.43)	–	–	–	9.57	(4.30	)(E)	14,476	1.61	(F)	1.20	(F)	( 0.62	)(F)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Commenced operations on December 14, 2012.
(E)	Not annualized.
(F)	Annualized.

Portfolio Turnover Rate for All Share Classes
From December 14, 2012 (commencement of operations) through October 31, 2013	384%

35

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Alpha Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 14, 2012 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Alpha Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 14, 2012 (commencement of operations) to October 31, 2013, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

36

The Hartford Global Alpha Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

37

The Hartford Global Alpha Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

38

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

39

The Hartford Global Alpha Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

40

The Hartford Global Alpha Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$962.70	$7.29	$1,000.00	$1,017.78	$7.49	1.47%	184	365
Class C	$1,000.00	$957.60	$10.91	$1,000.00	$1,014.06	$11.22	2.21	184	365
Class I	$1,000.00	$963.70	$6.16	$1,000.00	$1,018.93	$6.33	1.24	184	365
Class R3	$1,000.00	$959.60	$9.14	$1,000.00	$1,015.88	$9.40	1.85	184	365
Class R4	$1,000.00	$961.70	$7.66	$1,000.00	$1,017.39	$7.88	1.55	184	365
Class R5	$1,000.00	$962.70	$6.18	$1,000.00	$1,018.91	$6.36	1.25	184	365
Class Y	$1,000.00	$963.70	$5.94	$1,000.00	$1,019.16	$6.11	1.20	184	365

41

The Hartford Global Alpha Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks. Sovereign debt investments are subject to credit risk and the risk of default.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Structured Securities Risk: Structured securities are subject to credit risk; these securities may be difficult to sell because they are typically sold in private placement transactions.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Performance Fee Risk: The use of a Treasury bill index to calculate the Fund’s performance fee could result in the Fund paying higher management fees than if the Fund limited its investments to U.S. Treasury bills and other short-term instruments.

42

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-GLA13 12/13 113978-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD GLOBAL GROWTH FUND 2013 Annual Report

The Hartford Global Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Global Growth Fund inception 09/30/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
Global Growth A#	33.75%	14.28%	5.83%
Global Growth A##	26.39%	13.00%	5.23%
Global Growth B#	32.82%	13.52%	5.25%*
Global Growth B##	27.82%	13.27%	5.25%*
Global Growth C#	32.77%	13.40%	5.04%
Global Growth C##	31.77%	13.40%	5.04%
Global Growth R3#	33.69%	14.06%	5.87%
Global Growth R4#	34.06%	14.34%	6.04%
Global Growth R5#	34.43%	14.73%	6.30%
Global Growth Y#	34.51%	14.79%	6.37%
MSCI World Growth Index	25.74%	14.68%	7.77%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Growth Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Global Growth Class A	1.48%	1.67%
Global Growth Class B	2.23%	2.76%
Global Growth Class C	2.23%	2.36%
Global Growth Class R3	1.60%	1.97%
Global Growth Class R4	1.30%	1.40%
Global Growth Class R5	1.00%	1.10%
Global Growth Class Y	0.95%	0.96%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Matthew D. Hudson, CFA	John A. Boselli, CFA
Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The class A shares of The Hartford Global Growth Fund returned 33.75%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the MSCI World Growth Index, which returned 25.74% for the same period. The Fund also outperformed the 24.38% average return of the Lipper Global Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. Additionally, investors were emboldened by European Central Bank President Mario Draghi’s statement that the bank will keep interest rates “at present or lower levels for an extended period.” In Japan, stocks soared amid the Bank of Japan’s aggressive spending program, aimed at reversing deflation and fueling economic growth. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

Value stocks (+27.3%) outperformed growth stocks (+25.7%) during the twelve-month period, as measured by the MSCI World Value and the MSCI World Growth Indices, respectively. All ten of the sectors within the MSCI World Growth Index posted positive returns for the period ended October 31, 2013. Telecommunication Services (+55%), Consumer Discretionary (+41%), and Health Care (+36%) performed the best, while the Materials (+2.5%), Utilities (+12%), and Information Technology (+17%) sectors rose the least.

The Fund’s benchmark-relative outperformance was driven primarily by strong stock selection. Positive security selection in the Health Care, Information Technology and Consumer Discretionary sectors contributed the most to relative performance, more than offsetting unfavorable security selection within Telecommunication Services and Utilities. Sector allocation, a result of the bottom-up investment process, contributed to relative outperformance due primarily to an underweight in Materials and an overweight in Financials.

Top contributors to benchmark-relative performance were Gilead Sciences (Health Care), Green Mountain Coffee (Consumer Staples), and Delta Airlines (Industrials). Shares of Gilead Sciences, a U.S.-based biopharmaceutical company, moved steadily higher as strong quarterly results were driven by growing sales of the firm's antiviral franchise and pipeline momentum continued to build. Shares of Green Mountain Coffee, the leading provider of single-cup brewers and portion packs, outperformed during the period after management announced plans for an expanded relationship with Starbucks and provided an upward revision to earnings guidance. Shares of Delta Air Lines, a U.S.-based airline carrier, moved higher during the period as the company benefitted from continued capacity discipline and industry consolidation. Shares also rose after the company announced a $1 billion capital return strategy. Top absolute contributors during the period also included Google (Information Technology).

3

The Hartford Global Growth Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

The top detractors from the Fund’s relative performance were Toyota Motor (Consumer Discretionary), Teradata (Information Technology), and SoftBank (Telecommunication Services). Shares of Toyota Motor, a Japanese auto company, detracted during the period as the stock rose sharply due to yen depreciation and expectation for more exports. Not owning this strong performing benchmark-constituent hurt relative results. Shares of Teradata, a U.S.-based analytic data solutions company, fell during the period after the company reported disappointing results due to a less favorable revenue mix and higher selling expense largely driven by the addition of sales resources during the period. Shares of SoftBank, a Japan-based telecommunication and internet business provider, were volatile during the twelve-month period ended October 31, 2013. After an initial drop in the stock price after the news of the Sprint acquisition, Softbank’s share price recovered as the market appreciated the strategic merits of the deal. Not owning SoftBank detracted from performance during the period. Oracle, a California-based enterprise software and hardware manufacturer, reported quarterly results that missed expectations, sending the stock lower. A return to growth in their hardware division following the acquisition of Sun Microsystems has taken longer than originally expected. This delay, combined with weakness in public sector spending on IT, led to poor stock performance during the period. Top absolute detractors also included Apple (Information Technology) and SABESP (Utilities).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe economic data continues to improve slowly across the world, driven mostly by quantitative easing. While excessive leverage in European banks and government balance sheets in the Western Hemisphere remains, we believe the economic improvement has positive effects on earnings and stock prices. We believe global industrial confidence and capacity utilization have been improving and the continued recovery in housing has been encouraging.

At the end of the period, our stock-by-stock investment process resulted in above-benchmark weights in the Information Technology, Financials and Consumer Discretionary sectors. The Fund held below-benchmark weights in the Consumer Staples, Energy, and Materials sectors.

Diversification by Country
as of October 31, 2013
Percentage of
Country	Net Assets
Austria	0.6%
Belgium	1.5
Canada	0.5
China	1.1
Denmark	0.7
France	3.9
Germany	2.8
Hong Kong	1.8
Ireland	1.2
Italy	0.4
Japan	5.0
Mexico	1.0
Netherlands	1.1
Norway	0.5
Sweden	0.9
Switzerland	5.2
Taiwan	0.9
United Kingdom	4.4
United States	64.9
Short-Term Investments	1.5
Other Assets and Liabilities	0.1
Total	100.0%

Diversification by Sector
as of October 31, 2013
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	22.0%
Consumer Staples	6.1
Energy	2.2
Financials	17.3
Health Care	14.9
Industrials	9.0
Information Technology	24.4
Materials	1.6
Services	0.9
Total	98.4%
Short-Term Investments	1.5
Other Assets and Liabilities	0.1
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Global Growth Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.1%
	Automobiles and Components - 0.6%
129	Nissan Motor Co., Ltd.	$1,291

	Banks - 3.8%
300	Barclays Bank plc ADR	1,262
24	BNP Paribas	1,742
39	Erste Group Bank AG	1,365
214	Mitsubishi UFJ Financial Group, Inc.	1,365
23	Ocwen Financial Corp. ●	1,309
17	PNC Financial Services Group, Inc.	1,254
		8,297
	Capital Goods - 6.6%
9	Boeing Co.	1,195
14	Honeywell International, Inc.	1,238
231	Mitsubishi Heavy Industries Ltd.	1,468
11	Parker-Hannifin Corp.	1,253
73	Rolls-Royce Holdings plc	1,349
31	Safran S.A.	1,980
13	Schneider Electric S.A.	1,103
42	SKF AB Class B	1,108
5	SMC Corp. of America	1,121
14	Wabco Holdings, Inc. ●	1,182
17	WESCO International, Inc. ●	1,479
		14,476
	Commercial and Professional Services - 1.3%
24	Equifax, Inc. ●	1,548
61	Experian plc	1,250
		2,798
	Consumer Durables and Apparel - 3.4%
7	Adidas AG	839
18	Compagnie Financiere Richemont S.A.	1,811
14	Lululemon Athletica, Inc. ●	960
31	Pandora A/S	1,486
90	Prada S.p.A.	879
78	Pulte Group, Inc.	1,377
		7,352
	Consumer Services - 4.8%
92	Compass Group plc	1,320
87	Galaxy Entertainment Group Ltd. ●	650
58	MGM Resorts International ●	1,101
473	Sands China Ltd.	3,361
15	Starbucks Corp.	1,180
26	Whitbread plc	1,408
23	Wyndham Worldwide Corp.	1,539
		10,559
	Diversified Financials - 10.3%
7	Affiliated Managers Group, Inc. ●	1,451
33	American Express Co.	2,713
18	Ameriprise Financial, Inc.	1,769
8	BlackRock, Inc.	2,543
27	Discover Financial Services, Inc.	1,409
33	Franklin Resources, Inc.	1,793
15	IntercontinentalExchange, Inc. ●	2,845
32	JP Morgan Chase & Co.	1,649
28	Julius Baer Group Ltd.	1,385
26	Moody's Corp.	1,823
7	Partners Group	1,743
41	SEI Investments Co.	1,364
		22,487
	Energy - 2.2%
12	Anadarko Petroleum Corp.	1,158
48	Cobalt International Energy, Inc. ●	1,117
6	EOG Resources, Inc.	1,100
16	Schlumberger Ltd.	1,533
		4,908
	Food and Staples Retailing - 1.9%
47	CVS Caremark Corp. ●	2,919
33	Seven & I Holdings Co., Ltd.	1,218
		4,137
	Food, Beverage and Tobacco - 4.2%
20	Anheuser-Busch InBev N.V.	2,029
52	Diageo Capital plc	1,649
10	Fomento Economico Mexicano S.A.B. de C.V. ADR	971
22	Green Mountain Coffee Roasters, Inc. ●	1,405
48	Japan Tobacco, Inc.	1,741
23	Monster Beverage Corp. ●	1,328
		9,123
	Health Care Equipment and Services - 1.8%
15	Aetna, Inc.	971
23	Medtronic, Inc.	1,297
19	Zimmer Holdings, Inc.	1,636
		3,904
	Insurance - 2.6%
62	American International Group, Inc.	3,205
126	St. James's Place Capital plc	1,365
34	Tokio Marine Holdings, Inc.	1,105
		5,675
	Materials - 1.6%
98	Cemex S.A.B. de C.V. ADR ●	1,039
16	HeidelbergCement AG	1,249
124	James Hardie Industries plc	1,279
		3,567
	Media - 6.1%
26	CBS Corp. Class B	1,540
28	Comcast Corp. Class A	1,312
23	DirecTV ●	1,431
75	Interpublic Group of Cos., Inc.	1,266
276	Sirius XM Radio, Inc.	1,039
14	Time Warner Cable, Inc.	1,626
81	Twenty-First Century Fox, Inc.	2,748
18	Walt Disney Co.	1,244
57	WPP plc	1,213
		13,419
	Pharmaceuticals, Biotechnology and Life Sciences - 13.1%
21	Actelion Ltd.	1,632
16	Amgen, Inc.	1,826
7	Biogen Idec, Inc.	1,821
32	Bristol-Myers Squibb Co.	1,675
24	Celgene Corp. ●	3,531
71	Gilead Sciences, Inc. ●	5,036
31	Merck & Co., Inc.	1,388
46	Mylan, Inc. ●	1,753
6	Regeneron Pharmaceuticals, Inc. ●	1,606
18	Roche Holding AG	4,862
11	Sanofi-Aventis S.A.	1,215
20	UCB S.A.	1,290
16	Vertex Pharmaceuticals, Inc. ●	1,134
		28,769

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Growth Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.1% - (continued)
	Real Estate - 0.6%
16	American Tower Corp. REIT	$1,278

	Retailing - 5.8%
3	Amazon.com, Inc.	1,156
31	GameStop Corp. Class A	1,677
6	Kering	1,248
77	Lowe's Co., Inc.	3,838
17	PetSmart, Inc.	1,212
3	Priceline.com, Inc. ●	3,620
		12,751
	Semiconductors and Semiconductor Equipment - 3.2%
25	ASML Holding N.V.	2,344
125	Infineon Technologies AG	1,206
71	MediaTek, Inc.	971
75	Micron Technology, Inc. ●	1,320
315	Taiwan Semiconductor Manufacturing Co., Ltd.	1,161
		7,002
	Software and Services - 17.9%
22	Accenture plc	1,642
69	Activision Blizzard, Inc.	1,156
27	Akamai Technologies, Inc. ●	1,204
7	Alliance Data Systems Corp.	1,642
35	Amdocs Ltd.	1,330
21	Automatic Data Processing, Inc.	1,544
18	Citrix Systems, Inc. ●	1,005
16	Cognizant Technology Solutions Corp. ●	1,417
9	Dassault Systemes S.A.	1,092
56	eBay, Inc. ●	2,964
34	Facebook, Inc. ●	1,694
65	Genpact Ltd. ●	1,287
5	Google, Inc. ●	5,502
6	LinkedIn Corp. Class A ●	1,296
3	Mastercard, Inc.	2,223
22	Salesforce.com, Inc. ●	1,181
14	Splunk, Inc. ●	850
51	Symantec Corp.	1,162
21	Tencent Holdings Ltd.	1,167
26	Teradata Corp. ●	1,128
48	Vantiv, Inc. ●	1,321
11	Visa, Inc.	2,187
97	Yahoo!, Inc. ●	3,191
		39,185
	Technology Hardware and Equipment - 3.3%
2	Apple, Inc. ●	1,168
49	Cisco Systems, Inc.	1,094
221	Hitachi Ltd.	1,543
65	Juniper Networks, Inc. ●	1,214
1,162	Lenovo Group Ltd.	1,245
78	Telefonaktiebolaget LM Ericsson Class B	935
		7,199
	Telecommunication Services - 0.9%
–	Sprint Corp. ●	–
47	Telenor ASA	1,118
31	T-Mobile US, Inc.	857
		1,975
	Transportation - 1.1%
43	Delta Air Lines, Inc.	1,136
9	FedEx Corp.	1,177
		2,313
	Total common stocks
	(cost $157,269)	$212,465

PREFERRED STOCKS - 1.3%
	Automobiles and Components - 0.6%
5	Volkswagen AG N.V.	$1,351

	Media - 0.7%
31	ProSieben Sat.1 Media AG	1,460

	Total preferred stocks
	(cost $2,314)	$2,811

	Total long-term investments
	(cost $159,583)	$215,276

SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreements - 1.5%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $271, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $276)
$271	0.10%, 10/31/2013	$271
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $94, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $96)
94	0.09%, 10/31/2013	94
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $435, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $443)
435	0.08%, 10/31/2013	435
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $1,233,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$1,257)
1,232	0.09%, 10/31/2013	1,232
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $497, collateralized by FHLMC
2.50% - 7.50%, 2026 - 2043, FNMA 3.00%
- 7.00%, 2026 - 2043, GNMA 2.67% -
	5.00%, 2024 - 2048, value of $507)
497	0.12%, 10/31/2013	497

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.5% - (continued)
Repurchase Agreements - 1.5% - (continued)
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $293, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $299)
$293	0.09%, 10/31/2013		$293
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $516, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $528)
516	0.10%, 10/31/2013		516
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $3, collateralized by U.S. Treasury Note 0.63%, 2017, value of $3)
3	0.09%, 10/31/2013		3
			3,341
	Total short-term investments
	(cost $3,341)		$3,341

	Total investments
	(cost $162,924) ▲	99.9%	$218,617
	Other assets and liabilities	0.1%	316
	Total net assets	100.0%	$218,933

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $163,841 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$56,992
Unrealized Depreciation	(2,216)
Net Unrealized Appreciation	$54,776

●	Non-income producing.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
EUR	Sell	11/01/2013	DEUT	$228	$225	$3

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Growth Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.

Currency Abbreviations:
EUR	EURO

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$1,291	$–	$1,291	$–
Banks	8,297	2,563	5,734	–
Capital Goods	14,476	6,347	8,129	–
Commercial and Professional Services	2,798	1,548	1,250	–
Consumer Durables and Apparel	7,352	3,823	3,529	–
Consumer Services	10,559	3,820	6,739	–
Diversified Financials	22,487	19,359	3,128	–
Energy	4,908	4,908	–	–
Food and Staples Retailing	4,137	2,919	1,218	–
Food, Beverage and Tobacco	9,123	3,704	5,419	–
Health Care Equipment and Services	3,904	3,904	–	–
Insurance	5,675	3,205	2,470	–
Materials	3,567	1,039	2,528	–
Media	13,419	12,206	1,213	–
Pharmaceuticals, Biotechnology and Life Sciences	28,769	19,770	8,999	–
Real Estate	1,278	1,278	–	–
Retailing	12,751	11,503	1,248	–
Semiconductors and Semiconductor Equipment	7,002	1,320	5,682	–
Software and Services	39,185	38,018	1,167	–
Technology Hardware and Equipment	7,199	3,476	3,723	–
Telecommunication Services	1,975	857	1,118	–
Transportation	2,313	2,313	–	–
Total	212,465	147,880	64,585	–
Preferred Stocks	2,811	–	2,811	–
Short-Term Investments	3,341	–	3,341	–
Total	$218,617	$147,880	$70,737	$–
Foreign Currency Contracts*	3	–	3	–
Total	$3	$–	$3	$–

♦	For the year ended October 31, 2013, investments valued at $1,264 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Growth Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $162,924)	$218,617
Cash	—
Unrealized appreciation on foreign currency contracts	3
Receivables:
Investment securities sold	225
Fund shares sold	103
Dividends and interest	364
Other assets	54
Total assets	219,366
Liabilities:
Payables:
Investment securities purchased	161
Fund shares redeemed	124
Investment management fees	36
Administrative fees	—
Distribution fees	14
Accrued expenses	98
Total liabilities	433
Net assets	$218,933
Summary of Net Assets:
Capital stock and paid-in-capital	$201,216
Distributions in excess of net investment income	(142)
Accumulated net realized loss	(37,839)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	55,698
Net assets	$218,933

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$20.41/$21.60
Shares outstanding	9,387
Net assets	$191,600
Class B: Net asset value per share	$18.17
Shares outstanding	280
Net assets	$5,078
Class C: Net asset value per share	$18.15
Shares outstanding	1,186
Net assets	$21,524
Class R3: Net asset value per share	$21.15
Shares outstanding	8
Net assets	$161
Class R4: Net asset value per share	$21.49
Shares outstanding	10
Net assets	$217
Class R5: Net asset value per share	$21.98
Shares outstanding	7
Net assets	$164
Class Y: Net asset value per share	$22.10
Shares outstanding	9
Net assets	$189

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Growth Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$3,291
Interest	3
Less: Foreign tax withheld	(220)
Total investment income	3,074

Expenses:
Investment management fees	1,686
Administrative services fees
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	691
Class B	44
Class C	66
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	432
Class B	56
Class C	192
Class R3	1
Class R4	—
Custodian fees	13
Accounting services fees	32
Registration and filing fees	79
Board of Directors' fees	5
Audit fees	15
Other expenses	59
Total expenses (before waivers and fees paid indirectly)	3,371
Expense waivers	(41)
Transfer agent fee waivers	(208)
Commission recapture	(5)
Custodian fee offset	—
Total waivers and fees paid indirectly	(254)
Total expenses, net	3,117
Net Investment Loss	(43)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	26,804
Net realized loss on foreign currency contracts	(17)
Net realized loss on other foreign currency transactions	(38)
Net Realized Gain on Investments and Foreign Currency Transactions	26,749
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	30,757
Net unrealized appreciation of foreign currency contracts	3
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	30,763
Net Gain on Investments and Foreign Currency Transactions	57,512
Net Increase in Net Assets Resulting from Operations	$57,469

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment loss	$(43)	$(342)
Net realized gain on investments and foreign currency transactions	26,749	17,198
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	30,763	(68)
Net Increase in Net Assets Resulting from Operations	57,469	16,788
Capital Share Transactions:
Class A	(15,986)	(33,686)
Class B	(2,615)	(4,094)
Class C	(1,363)	(3,615)
Class R3	23	(8)
Class R4	1	—
Class R5	5	4
Class Y	(100)	(34,261)
Net decrease from capital share transactions	(20,035)	(75,660)
Net Increase (Decrease) in Net Assets	37,434	(58,872)
Net Assets:
Beginning of period	181,499	240,371
End of period	$218,933	$181,499
Undistributed (distribution in excess of) net investment income	$(142)	$(29)

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Growth Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Global Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund’s portfolio managers are Matthew D. Hudson (51.33%) and John A. Boselli (48.67%). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio

13

The Hartford Global Growth Fund
Notes to Financial Statements
October 31, 2013 – (continued)
(000’s Omitted)

investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted

14

or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

15

The Hartford Global Growth Fund
Notes to Financial Statements
October 31, 2013 – (continued)
(000’s Omitted)

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its

16

records with a value at least equal to the amount of the commitment. As of October 31, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

17

The Hartford Global Growth Fund
Notes to Financial Statements
October 31, 2013 – (continued)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(17)	$—	$—	$—	$—	$(17)
Total	$—	$(17)	$—	$—	$—	$—	$(17)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

5.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

18

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2013, are as follows:

Amount
Accumulated Capital Losses *	$(37,064)
Unrealized Appreciation †	54,781
Total Accumulated Earnings	$17,717

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(70)
Accumulated Net Realized Gain (Loss)	70

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$36,922
Total	$36,922

During the year ended October 31, 2013, the Fund utilized $26,384 of prior year capital loss carryforwards.

As of October 31, 2013, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$142

19

The Hartford Global Growth Fund
Notes to Financial Statements
October 31, 2013 – (continued)
(000’s Omitted)

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

20

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.013%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.48%	2.23%	2.23%	1.60%	1.30%	1.00%	0.95%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.48%
Class B	2.23
Class C	2.23
Class R3	1.60
Class R4	1.30
Class R5	1.00
Class Y	0.95

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $187 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of

21

The Hartford Global Growth Fund
Notes to Financial Statements
October 31, 2013 – (continued)
(000’s Omitted)

which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	80%
Class R5	100
Class Y	100

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$148,568
Sales Proceeds Excluding U.S. Government Obligations	170,815

22

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	731	—	(1,658)	(927)	1,685	—	(4,052)	(2,367)
Amount	$12,860	$—	$(28,846)	$(15,986)	$24,840	$—	$(58,526)	$(33,686)
Class B
Shares	11	—	(177)	(166)	13	—	(330)	(317)
Amount	$160	$—	$(2,775)	$(2,615)	$192	$—	$(4,286)	$(4,094)
Class C
Shares	103	—	(194)	(91)	157	—	(436)	(279)
Amount	$1,667	$—	$(3,030)	$(1,363)	$2,103	$—	$(5,718)	$(3,615)
Class R3
Shares	2	—	—	2	2	—	(3)	(1)
Amount	$31	$—	$(8)	$23	$30	$—	$(38)	$(8)
Class R4
Shares	—	—	—	—	—	—	—	—
Amount	$1	$—	$—	$1	$1	$—	$(1)	$—
Class R5
Shares	—	—	—	—	—	—	—	—
Amount	$5	$—	$—	$5	$4	$—	$—	$4
Class Y
Shares	—	—	(4)	(4)	412	—	(2,699)	(2,287)
Amount	$1	$—	$(101)	$(100)	$6,323	$—	$(40,584)	$(34,261)
Total
Shares	847	—	(2,033)	(1,186)	2,269	—	(7,520)	(5,251)
Amount	$14,725	$—	$(34,760)	$(20,035)	$33,493	$—	$(109,153)	$(75,660)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	66	$ 1,166
For the Year Ended October 31, 2012	117	$ 1,700

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

23

The Hartford Global Growth Fund
Notes to Financial Statements
October 31, 2013 – (continued)
(000’s Omitted)

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

16.	Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved an Agreement and Plan of Reorganization relating to the reorganization of the Fund into The Hartford Capital Appreciation II Fund, a series of The Hartford Mutual Funds, Inc. The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about April 7, 2014.

24

The Hartford Global Growth Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$15.26	$0.01	$5.14	$5.15	$–	$–	$–	$20.41	33.75%	$191,600	1.60%	1.48%	0.07%
B	13.68	(0.10)	4.59	4.49	–	–	–	18.17	32.82	5,078	2.74	2.23	(0.66)
C	13.67	(0.11)	4.59	4.48	–	–	–	18.15	32.77	21,524	2.30	2.23	(0.68)
R3	15.82	(0.01)	5.34	5.33	–	–	–	21.15	33.69	161	1.85	1.60	(0.06)
R4	16.03	0.05	5.41	5.46	–	–	–	21.49	34.06	217	1.38	1.30	0.25
R5	16.35	0.10	5.53	5.63	–	–	–	21.98	34.43	164	1.08	1.00	0.54
Y	16.43	0.13	5.54	5.67	–	–	–	22.10	34.51	189	0.95	0.95	0.67

For the Year Ended October 31, 2012
A	$13.92	$(0.02)	$1.36	$1.34	$–	$–	$–	$15.26	9.63%	$157,341	1.67%	1.48%	(0.16)%
B	12.58	(0.12)	1.22	1.10	–	–	–	13.68	8.74	6,104	2.76	2.23	(0.91)
C	12.57	(0.12)	1.22	1.10	–	–	–	13.67	8.75	17,454	2.36	2.23	(0.90)
R3	14.46	(0.04)	1.40	1.36	–	–	–	15.82	9.41	101	1.97	1.60	(0.30)
R4	14.61	–	1.42	1.42	–	–	–	16.03	9.72	162	1.40	1.30	0.02
R5	14.85	0.05	1.45	1.50	–	–	–	16.35	10.10	118	1.10	1.00	0.33
Y	14.93	0.10	1.40	1.50	–	–	–	16.43	10.05	219	0.96	0.95	0.67

For the Year Ended October 31, 2011 (D)
A	$14.31	$(0.04)	$(0.35)	$(0.39)	$–	$–	$–	$13.92	(2.73)%	$176,523	1.57%	1.48%	(0.22)%
B	13.03	(0.16)	(0.29)	(0.45)	–	–	–	12.58	(3.45)	9,591	2.60	2.23	(0.98)
C	13.02	(0.15)	(0.30)	(0.45)	–	–	–	12.57	(3.46)	19,556	2.29	2.23	(0.97)
R3	14.88	(0.09)	(0.33)	(0.42)	–	–	–	14.46	(2.82)	103	1.73	1.60	(0.29)
R4	14.99	(0.01)	(0.37)	(0.38)	–	–	–	14.61	(2.54)	148	1.35	1.30	(0.04)
R5	15.19	0.04	(0.38)	(0.34)	–	–	–	14.85	(2.24)	104	1.04	1.00	0.24
Y	15.27	0.10	(0.44)	(0.34)	–	–	–	14.93	(2.23)	34,346	0.94	0.94	0.31

For the Year Ended October 31, 2010
A	$12.53	$(0.05)	$1.87	$1.82	$(0.04)	$–	$(0.04)	$14.31	14.53%	$243,667	1.61%	1.48%	(0.40)%
B	11.46	(0.14)	1.71	1.57	–	–	–	13.03	13.70	14,367	2.63	2.23	(1.16)
C	11.45	(0.14)	1.71	1.57	–	–	–	13.02	13.71	25,611	2.31	2.23	(1.15)
R3	13.04	(0.08)	1.94	1.86	(0.02)	–	(0.02)	14.88	14.24	193	1.73	1.68	(0.57)
R4	13.11	(0.04)	1.94	1.90	(0.02)	–	(0.02)	14.99	14.47	118	1.33	1.33	(0.28)
R5	13.26	0.01	1.98	1.99	(0.06)	–	(0.06)	15.19	15.00	119	1.05	1.03	0.06
Y	13.32	0.02	2.00	2.02	(0.07)	–	(0.07)	15.27	15.17	91,540	0.93	0.93	0.12

See Portfolio Turnover information on the next page.

25

The Hartford Global Growth Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009 (D)
A	$10.50	$0.04	$1.99	$2.03	$–	$–	$–	$12.53	19.33%	$234,971	1.83%	1.13%	0.38%
B	9.64	–	1.82	1.82	–	–	–	11.46	18.88	18,333	2.90	1.57	(0.05)
C	9.68	(0.05)	1.82	1.77	–	–	–	11.45	18.29	27,064	2.45	2.01	(0.49)
R3	10.97	(0.02)	2.09	2.07	–	–	–	13.04	18.87	113	1.82	1.73	(0.41)
R4	11.01	0.01	2.09	2.10	–	–	–	13.11	19.07	59	1.37	1.37	0.16
R5	11.10	0.05	2.11	2.16	–	–	–	13.26	19.46	7	1.05	1.05	0.46
Y	11.14	0.07	2.11	2.18	–	–	–	13.32	19.57	177,096	0.94	0.94	0.59

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	76%
For the Year Ended October 31, 2012	99
For the Year Ended October 31, 2011	60
For the Year Ended October 31, 2010	61
For the Year Ended October 31, 2009	82

26

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

27

The Hartford Global Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

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Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

29

The Hartford Global Growth Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Global Growth Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

31

The Hartford Global Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,145.30	$8.01	$1,000.00	$1,017.74	$7.53	1.48%	184	365
Class B	$1,000.00	$1,141.30	$12.05	$1,000.00	$1,013.96	$11.33	2.23	184	365
Class C	$1,000.00	$1,140.80	$12.04	$1,000.00	$1,013.96	$11.33	2.23	184	365
Class R3	$1,000.00	$1,145.10	$8.66	$1,000.00	$1,017.13	$8.14	1.60	184	365
Class R4	$1,000.00	$1,146.10	$7.04	$1,000.00	$1,018.65	$6.62	1.30	184	365
Class R5	$1,000.00	$1,147.80	$5.42	$1,000.00	$1,020.16	$5.10	1.00	184	365
Class Y	$1,000.00	$1,148.10	$5.15	$1,000.00	$1,020.41	$4.84	0.95	184	365

32

The Hartford Global Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Global Growth Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

33

The Hartford Global Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, in line with its benchmark for the 3-year period and below its benchmark for the 5-year period. The Board noted changes to the Fund’s portfolio management team in 2012. The Board considered that, in response to questions raised concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and

34

all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information

35

The Hartford Global Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

36

The Hartford Global Growth Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

37

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-GG13 12/13 113979-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD GLOBAL REAL ASSET FUND 2013 Annual Report

The Hartford Global Real Asset Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Global Real Asset Fund inception 05/28/2010
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

Performance Overview 5/28/10 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	Since Inception▲
Global Real Asset A#	-2.98%	1.65%
Global Real Asset A##	-8.31%	-0.02%
Global Real Asset C#	-3.78%	0.90%
Global Real Asset C##	-4.74%	0.90%
Global Real Asset I#	-2.78%	1.90%
Global Real Asset R3#	-3.18%	1.40%
Global Real Asset R4#	-3.00%	1.68%
Global Real Asset R5#	-2.76%	1.95%
Global Real Asset Y#	-2.74%	1.98%
Barclays U.S. TIPS 1-10 Year Index	-3.78%	3.77%
Global Real Asset Fund Blended Index	-0.12%	5.48%
MSCI All Country World Energy Index	12.60%	10.89%
MSCI All Country World Metals and Mining Index	-12.30%	-4.75%
S&P Goldman Sachs Commodity Index	-1.53%	5.23%

▲	Inception: 05/28/2010
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Global Real Asset Fund Blended Index is a blended index comprised of the following indices: MSCI All Country World Energy Index (33%), MSCI All Country World Metals and Mining Index (16.5%), MSCI All Country World Agriculture/Chemicals, and Forest, Paper and Products Index (5.5%), Barclays U.S. TIPS 1-10 Year Index (35%), and S&P Goldman Sachs Commodity Index (2.5% Precious Metals, 2.5% Industrial Metals, 2.5% Energy, 2.5% Agriculture and Livestock).

MSCI All Country World Energy Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the energy sector.

MSCI All Country World Metals and Mining Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the metals and mining industry.

S&P Goldman Sachs Commodity Index is a measure of general commodity price movements and inflation in the world economy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Real Asset Fund

Manager Discussion

October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Global Real Asset Class A	1.37%	1.54%
Global Real Asset Class C	2.12%	2.25%
Global Real Asset Class I	1.12%	1.24%
Global Real Asset Class R3	1.62%	1.86%
Global Real Asset Class R4	1.32%	1.58%
Global Real Asset Class R5	1.07%	1.25%
Global Real Asset Class Y	1.02%	1.21%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Consolidated Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Scott M. Elliot	Jay Bhutani	Brian M. Garvey	Lindsay T. Politi
Senior Vice President and Asset Allocation Portfolio Manager	Director and Natural Resources Portfolio Manager	Vice President and Asset Allocation Portfolio Manager	Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global Real Asset Fund returned -2.98%, before sales charge, for the twelve-month period ended October 31, 2013, versus the Fund’s benchmarks, the Barclays U.S. TIPS 1–10 Year Index, the MSCI All Country World Energy Index, the MSCI All Country World Metals and Mining Index and the S&P Goldman Sachs Commodity Index, which returned -3.78%, 12.60%, -12.30% and -1.53%, respectively, for the same period.

Why did the Fund perform this way?

Global equities surged 24% during the period as measured by the MSCI All Country World Index. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. In Japan, stocks soared amid the aggressive spending program by the Bank of Japan. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery. Natural resource equities, which returned 4.1% as defined by the equity components of the Fund’s benchmark, underperformed broader equity markets. Diversified metals and mining-related stocks led the decline among resource equities.

Intermediate U.S. TIPS returned -3.8% over the period, as measured by the Barclays U.S. TIPS 1-10 Year Index. The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose.

Commodities returned -11.0% during the period, as represented by the S&P Goldman Sachs Commodity Index. Three of the four commodity sectors recorded negative returns. Energy commodities were the only sector to post positive returns, led by crude oil. Industrial metals commodities were led lower by aluminum and nickel. Falling silver and gold prices pushed precious metals commodities lower. Agriculture-related commodities, in particular coffee, wheat, and corn, lagged relative to the S&P Goldman Sachs Commodity Index.

The Fund has four primary levers to generate investment performance: inflation-related equity investments, inflation-related fixed income investments, commodity investments, and asset allocation among stocks, bonds, commodities, and cash. The Fund underperformed its benchmark during the period primarily due to an overweight allocation to precious metals equities. An out-of-benchmark allocation to emerging markets (EM) Inflation-Linked Bonds also detracted from relative returns. This was partially offset by an out-of-benchmark exposure to inflation-related infrastructure equities and an underweight allocation to U.S. TIPS.

Stocks that contributed most to relative performance in the natural resources equities portion of the Fund were Pioneer Natural Resources, Phillips 66, and Marathon Petroleum. U.S. refiners Marathon Petroleum and Phillips 66 benefited from a historically wide spread between West Texas Intermediate (WTI), a U.S. oil price, and Brent, traditionally representative of global oil prices. This gap lowered input costs for these U.S. refiners, generating strong profitability. Shares of oil and gas exploration and production company Pioneer Natural Resources performed well over the period, due to favorable drilling results in key properties.

Significant detractors from relative performance in the natural resources equities portion of the Fund during the period included Mongolian Mining Corporation, Total, and Exxon Mobil. Our underweight positions in integrated oil and gas

3

The Hartford Global Real Asset Fund

Manager Discussion – (continued)

October 31, 2013 (Unaudited)

companies Total and Exxon Mobil detracted from relative performance as both benchmark-component stocks outperformed during the period. Our out-of-benchmark position in Mongolian Mining, a Mongolia-based producer and exporter of coal, detracted as demand for coal fell during the period.

The Fund also held two exchange-traded funds (ETF), Market Vectors Gold Miners ETF and SPDR S&P Metals & Mining ETF, which detracted from relative returns.

The commodities sub-portfolio outperformed its benchmark due to overweights to crude oil, natural gas, and livestock. Commodities exposure is gained through derivatives, primarily total return swaps and futures.

The TIPS portion of the Fund performed in line with the Barclays U.S. TIPS 1-10 Year Index for the period.

What is the outlook?

We view our asset class positioning in the Fund as having two components: intermediate-term views (1-3 year horizon) and tactical changes around those positions (less than one year horizon). Our intermediate positions target areas with attractive valuations, tight supply conditions, improving demand, and supportive business cycle conditions. Short-term shifts typically reflect positioning changes to take advantage of price volatility.

Our long-term outlook remains unchanged, but the events of the third quarter of 2013 have increased our focus on the possibility of policy mistakes as the U.S. Federal Reserve (Fed) seeks to exit its unprecedented monetary policy experiment. While tapering didn’t begin in the third quarter as previously anticipated, it appears that the period of artificial inflation stability is likely ending, and we believe that this will lead to increased volatility in interest rates and inflation.

Over the short-term, while it appears that the global economy is likely to remain structurally weak, we expect to see a cyclical pickup into next year. We believe that the Fed’s decision to delay its tapering program adds support to this view. As a result of this pickup in growth, we believe that the height of inflation complacency is behind us and inflation expectations are likely to rise from here. In our view growth will remain fragile, however, and this will likely bias the Fed to keep interest rates low at a time when bond investors are likely to require higher rates in the marketplace. Maintaining this delicate balance may prove difficult, leading to volatility as the primary support behind recent stability unwinds.

We are becoming incrementally more concerned about the Fed’s ability to exit its purchase program. In the longer-term, we believe that structural inflation risks remain, but the sources of these risks have evolved since the last decade. In our view, there are three structural forces driving inflationary risk: globally loose monetary policy, the evolving Chinese economy, and the risk of supply shocks.

One of the most enduring relationships in the economy is that between money/credit supply and inflation. If the Fed can walk the tightrope and withdraw stimulus at just the right time, inflation can be avoided.

While there is little evidence of goods inflation, we believe that there are many examples of asset class inflation in the global economy. Monetary inflation often works first through financial assets, leading to increased confidence and eventual broad based goods and services inflation. As the world continues to distance itself from the financial crisis and subsequent deleveraging event, the odds of this transmission are likely to increase.

We believe China’s economy is transitioning from a focus on infrastructure development to consumption. The country has been the key driver of commodity prices over the last ten years, and we believe that its growth and development will continue to have important consequences for global commodity markets. As infrastructure-related investments lose prominence in favor of consumption, some markets, like industrial metals, will face headwinds as supply is becoming abundant just as demand growth is slowing. Conversely, we believe areas such as energy and agriculture stand to benefit as the Chinese economy becomes more consumption-focused.

Finally, we believe supply shocks remain a risk, especially in energy and agriculture.

There are certainly events that could delay the dynamics described above. The economy could see a prolonged period in which sluggish global growth continues and traditional financial asset prices rise while generalized inflation takes longer than anticipated to materialize in goods prices. This outcome could provide a continued headwind to inflation-sensitive assets such as natural resource equities and commodities.

We ended the period underweight in TIPS and commodities, and overweight in natural resource equities, favoring precious metals and inflation-linked infrastructure equities.

4

Distribution by Credit Quality
as of October 31, 2013
Credit Rating *	Percentage of Net Assets
A	0.3
Baa / BBB	2.9
Unrated	1.9
U.S. Government Agencies and Securities	16.5
Non-Debt Securities and Other Short-Term Instruments	74.4
Other Assets and Liabilities	4.0
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like Short-Term Instruments and U.S. Government Agencies and Securities) for which Moody’s and S&P have not issued long-term credit ratings. Although Moody's and S&P individually rate U.S. Government Agencies and Securities, these securities are included in the "U.S. Government Agencies and Securities" category for the purposes of the table.

Diversification by Sector
as of October 31, 2013
Sector	Percentage of Net Assets
Equity Securities
Consumer Staples	1.6%
Energy	37.5
Financials	1.6
Health Care	0.0
Industrials	1.6
Information Technology	0.4
Materials	14.4
Services	0.9
Utilities	7.9
Total	65.9%
Foreign Government Obligations	5.1%
U.S. Government Securities	16.5
Short-Term Investments	8.5
Other Assets and Liabilities	4.0
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Diversification by Country
as of October 31, 2013
Percentage of
Country	Net Assets
Australia	3.1%
Austria	0.0
Belgium	0.6
Brazil	3.2
Canada	9.7
Cayman Islands	0.0
Chile	0.0
China	1.5
Denmark	0.0
Egypt	0.0
France	1.4
Germany	0.3
Hong Kong	1.5
India	0.4
Israel	0.8
Italy	0.7
Japan	1.2
Jersey	0.5
Luxembourg	0.5
Mauritius	0.1
Mexico	1.2
Netherlands	0.3
Norway	1.5
Papua New Guinea	0.0
Peru	0.1
Philippines	0.0
Poland	0.6
Portugal	0.5
Russia	0.0
Singapore	0.2
South Africa	1.1
South Korea	0.5
Spain	0.8
Sweden	0.0
Switzerland	0.2
Taiwan	0.1
Thailand	0.3
Turkey	0.8
Ukraine	0.1
United Kingdom	11.1
Zambia	0.0
United States	42.6
Short-Term Investments	8.5
Other Assets and Liabilities	4.0
Total	100.0%

5

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments

October 31, 2013

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 65.0%
	Agricultural Products - 0.9%
5	Archer-Daniels-Midland Co.	$196
563	Asian Citrus Holdings Ltd.	213
93	Bumitama Agri Ltd.	74
20	Bunge Ltd. Finance Corp.	1,620
79	China Modern Dairy Holdings Ltd. ●	37
50	First Resources Ltd.	79
867	Golden Agri Resources Ltd.	419
9	Ingredion, Inc.	598
21	Kernel Holding S.A. ●	287
5	Limoneira Co.	138
16	New Britain Palm Oil Ltd.	105
9	Ros Agro plc ●§†	57
22	SLC Agricola S.A.	203
108	Trigon Agri A/S	47
230	Wilmar International Ltd.	640
		4,713
	Aluminum - 0.2%
78	Alcoa, Inc.	726
76	Alumina Ltd.	74
106	Aluminum Corp. of China Ltd. ●	39
29	Hindalco Industries Ltd.	53
29	Norsk Hydro ASA	128
		1,020
	Biotechnology - 0.0%
9	Genus plc	183

	Brewers - 0.1%
7	Anheuser-Busch InBev N.V. ADR	718

	Coal and Consumable Fuels - 0.5%
16	Cameco Corp.	294
67	Consol Energy, Inc.	2,446
		2,740
	Commodity Chemicals - 0.3%
24	LyondellBasell Industries Class A	1,761

	Construction and Engineering - 0.7%
49	KBR, Inc.	1,694
36	Vinci S.A.	2,278
		3,972
	Construction, Farm Machinery and Heavy Trucks - 0.1%
—	Caterpillar, Inc.	22
23	CNH Industrial N.V. ●	271
12	Cosco Corp. Singapore Ltd.	7
—	Cummins, Inc.	3
—	Deere & Co.	29
58	First Tractor Co.	41
2	Hino Motors Ltd.	25
—	Hitachi Construction Machine Co., Ltd.	1
—	Komatsu Ltd.	5
1	Kubota Corp.	19
—	Man AG	17
—	PACCAR, Inc.	20
5	Sembcorp Marine Ltd.	17
3	Yangzigiang Shipbuilding Holdings Ltd.	3
		480
	Diversified Metals and Mining - 5.1%
3	African Rainbow Minerals Ltd.	64
40	Anglo American plc	940
11	Antofagasta plc	153
1	Assore Ltd.	45
92	BHP Billiton Ltd.	3,243
51	BHP Billiton Ltd. ADR	3,612
59	BHP Billiton plc	1,818
43	BHP Billiton plc ADR	2,660
8	Boliden Ab	111
33	First Quantum Minerals Ltd.	625
61	Freeport-McMoRan Copper & Gold, Inc.	2,227
289	Glencore Xstrata plc	1,571
117	Grupo Mexico S.A.B. de C.V.	372
13	Iluka Resources Ltd.	125
1	Jastrzebska Spolka Weglowa S.A.	27
41	Jiangxi Copper Co., Ltd.	78
4	KGHM Polska Miedz S.A.	166
—	Korea Zinc Co., Ltd.	73
20	Minera Frisco S.A.B. de C.V. ●	50
31	Mitsubishi Materials Corp.	122
9	MMC Norilsk Nickel OJSC ADR	142
6,667	Mongolian Mining Corp. ●	1,092
3	OZ Minerals Ltd.	10
13	Rio Tinto Ltd.	768
37	Rio Tinto plc	1,847
85	Rio Tinto plc ADR	4,287
75	Shougang Fushan Resources Group Ltd.	25
4	Southern Copper Corp.	121
15	Sumitomo Metal Mining Co., Ltd.	209
33	Teck Cominco Ltd. Class B	888
7	Turquoise Hill Resources Ltd. ●	32
3	Vedanta Resources plc	52
		27,555
	Diversified Support Services - 0.0%
7	Ceres Global AG Corp. ●	55

	Electric Utilities - 2.0%
421	Cheung Kong Infrastructure Holdings Ltd.	2,930
54	Cia Paranaense de Energia-Copel	756
34	NextEra Energy, Inc.	2,864
30	Red Electrica Corporacion S.A.	1,879
96	Scottish & Southern Energy	2,171
		10,600
	Electronic Manufacturing Services - 0.1%
17	Trimble Navigation Ltd. ●	487

	Fertilizers and Agricultural Chemicals - 1.5%
7	Agrium, Inc.	602
—	CF Industries Holdings, Inc.	60
4	Israel Chemicals Ltd.	34
—	Israel Corp., Ltd. ●	21
1	K+S AG	28
35	Monsanto Co.	3,690
20	Mosaic Co.	907
21	Nihon Nohyaku Co., Ltd.	249
34	Potash Corp. of Saskatchewan, Inc.	1,056
3	Syngenta AG	1,124
14	Yara International ASA	619
		8,390

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 65.0% - (continued)
	Food Retail - 0.0%
46	Grupo Lala S.A. ●	$103

	Gas Utilities - 1.8%
548	ENN Energy Holdings Ltd.	3,249
370	Osaka Gas Co., Ltd.	1,559
416	Snam S.p.A.	2,142
74	UGI Corp.	3,053
		10,003
	Gold - 4.1%
12	African Barrick Gold Ltd.	37
27	Agnico Eagle Mines Ltd.	793
52	Alacer Gold Corp.	144
16	Alamos Gold, Inc.	260
11	Allied Nevada Gold Corp. ●	44
57	AngloGold Ltd. ADR	866
12	Argonaut Gold, Inc. ●	64
10	Asanko Gold, Inc. ●	23
27	AuRico Gold, Inc.	111
24	Avocet Mining plc ●	6
56	B2Gold Corp. ●	138
26	Banro Corp. ●	21
160	Barrick Gold Corp.	3,108
62	Beadell Resources Ltd. ●	54
19	Belo Sun Mining Corp. ●	8
93	Centamin plc ●	75
16	Centerra Gold, Inc.	63
12	China Gold International Resources Corp. ●	32
282	China Precious Metal Resources Holdings Co., Ltd. ●	45
10	Colossus Minerals, Inc. ●	5
34	Compania De Minas Buenaventur ADR	494
9	Continental Gold Ltd. ●	35
21	Detour Gold Corp. ●	168
55	DRDGOLD Ltd.	27
133	Eldorado Gold Corp.	894
72	Endeavour Mining Corp. ●	44
24	Franco-Nevada Corp.	1,092
23	Gabriel Resources Ltd. ●	20
82	Gold Fields Ltd.	379
25	Gold Fields Ltd. ADR	114
3	Gold Resource Corp.	15
133	Goldcorp, Inc.	3,396
24	Golden Star Resources Ltd. ●	12
2,167	G-Resources Group Ltd. ●	65
35	Gryphon Minerals Ltd. ●	5
10	Guyana Goldfields, Inc. ●	23
45	Harmony Gold Mining Co., Ltd.	156
42	Harmony Gold Mining Co., Ltd. ADR	141
20	Highland Gold Mining Ltd.	22
33	IAMGOLD Corp.	171
11	Kingsgate Consolidated Ltd.	15
27	Kingsrose Mining Ltd. ●	10
172	Kinross Gold Corp.	875
6	Koza Altin Isletmeleri A.S.	101
1,109	Lepanto Consolidated Mining Co. ●	11
52	LionGold Corp. Ltd. ●	8
15	Medusa Mining Ltd. ⌂†	26
10	Midas Gold Corp. ●	9
17	Nevsun Resources Ltd.	60
95	New Gold, Inc. ●	555
85	Newcrest Mining Ltd.	827
77	Newmont Mining Corp.	2,113
13	NGEx Resources, Inc. ●	25
29	Northern Star Resources Ltd.	24
20	NovaGold Resources, Inc. ●	42
43	OceanaGold Corp. ●	72
87	Osisko Mining Corp. ●	425
115	Pan African Resources plc	28
17	Papillon Resources Ltd. ●	18
41	Perseus Mining Ltd. ●	17
16	Petropavlovsk plc	21
12	Premier Gold Mines Ltd. ●	26
13	Pretium Resources, Inc. ●	42
7	Primero Mining Corp. ●	41
10	Randgold Resources Ltd.	723
8	Randgold Resources Ltd. ADR	617
28	Regis Resources Ltd. ●	90
58	Resolute Mining Ltd.	35
7	Royal Gold, Inc.	333
23	Rubicon Minerals Corp. ●	32
32	San Gold Corp. ●	4
5	Sandstorm Gold Ltd. ●	26
3	Seabridge Gold, Inc. ●	29
24	Semafo, Inc.	66
65	Sibanye Gold Ltd.	92
5	Sibanye Gold, Ltd. ADR	27
30	Silver Lake Resources Ltd. ●	21
42	St. Barbara Ltd. ●	19
8	Tanzanian Royalty Exploration Corp. ●	18
10	Timmins Gold Corp. ●	16
105	Torex Gold Resources, Inc. ●	117
97	Yamana Gold, Inc.	961
96	Zhaojin Mining Industry Co., Ltd.	78
660	Zijin Mining Group Co., Ltd.	152
		22,017
	Independent Power Producers and Energy Traders - 0.6%
697	China Longyuan Power Group Corp.	802
150	Enel Green Power S.p.A.	365
41	Pattern Energy Group, Inc. ●	932
58	Tractebel Energia S.A.	993
		3,092
	Industrial Conglomerates - 0.4%
245	Beijing Enterprises Holdings Ltd.	2,014

	Industrial Machinery - 0.0%
1	John Bean Technologies Corp.	34

	Integrated Oil and Gas - 17.0%
552	BG Group plc	11,268
312	BP plc ADR	14,505
16	Cenovus Energy, Inc.	476
117	Chevron Corp.	14,013
23	Eni S.p.A. ADR	1,159
213	Exxon Mobil Corp.	19,097
155	Galp Energia SGPS S.A.	2,618
5	Hess Corp.	444
15	Husky Energy, Inc.	433
109	Imperial Oil Ltd.	4,761

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2013

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 65.0% - (continued)
	Integrated Oil and Gas - 17.0% - (continued)
7	Murphy Oil Corp.	$447
2	Murphy USA, Inc. ●	75
18	Occidental Petroleum Corp.	1,705
186	Petroleo Brasileiro S.A. ADR	3,237
791	Polskie Gornictwo Naftowe I	1,455
93	Repsol S.A.	2,496
45	Royal Dutch Shell plc	1,487
72	Royal Dutch Shell plc ADR	4,804
164	Statoilhydro ASA ADR	3,876
36	Suncor Energy, Inc.	1,311
41	Total S.A. ADR	2,500
		92,167
	Integrated Telecommunication Services - 0.4%
100	Telenor ASA	2,411

	Multi-Sector Holdings - 0.5%
27	Groupe Bruxelles Lambert S.A.	2,429

	Multi-Utilities-2.1%
6	Ameren Corp.	214
70	E.On SE	1,284
262	National Grid plc	3,289
40	PG&E Corp.	1,653
161	Suez Environment S.A.	2,807
48	Wisconsin Energy Corp.	2,034
		11,281
	Oil and Gas Drilling - 0.7%
3	Diamond Offshore Drilling, Inc.	192
6	Ensco plc	339
15	Nabors Industries Ltd.	260
6	Noble Corp.	230
80	Patterson-UTI Energy, Inc.	1,929
15	Seadrill Ltd.	701
8	Transocean, Inc.	381
		4,032
	Oil and Gas Equipment and Services - 2.8%
5	Baker Hughes, Inc.	279
13	Dril-Quip, Inc. ●	1,533
93	Halliburton Co.	4,932
36	National Oilwell Varco, Inc.	2,893
52	Schlumberger Ltd.	4,869
10	Tenaris S.A. ADR	473
18	Weatherford International Ltd. ●	298
		15,277
	Oil and Gas Exploration and Production - 11.2%
49	Anadarko Petroleum Corp.	4,675
8	Antero Resources Corp.	469
40	Apache Corp.	3,565
74	Athlon Energy, Inc. ●	2,420
5	Baytex Energy Corp.	216
1,129	Beach Energy Ltd. ☼	1,525
316	Buru Energy Ltd. ●	496
447	Cairn Energy plc ●	2,025
62	Canadian Natural Resources Ltd.	1,955
22	Canadian Natural Resources Ltd. ADR	711
21	Chesapeake Energy Corp.	593
754	CNOOC Ltd.	1,534
104	Cobalt International Energy, Inc. ●	2,412
3	Concho Resources, Inc. ●	291
49	ConocoPhillips Holding Co.	3,579
8	Crescent Point Energy	315
13	Denbury Resources, Inc. ●	252
9	Devon Energy Corp.	552
118	EnCana Corp.	2,121
30	EOG Resources, Inc.	5,426
263	Karoon Gas Australia Ltd. ●	1,103
1,210	Kunlun Energy Co., Ltd.	1,979
21	Marathon Oil Corp.	732
76	MEG Energy Corp. ●	2,446
2,237	New Standard Energy Ltd. ●	285
9	Noble Energy, Inc.	645
314	Oil Search Ltd.	2,526
420	Ophilr Energy plc ●	2,231
9	Pacific Rubiales Energy Corp.	182
24	Pioneer Natural Resources Co.	4,832
8	QEP Resources, Inc.	267
4	Range Resources Corp.	302
116	Santos Ltd.	1,659
67	Southwestern Energy Co. ●	2,482
27	Talisman Energy, Inc.	342
38	Tourmaline Oil Corp. ●	1,481
97	Tullow Oil plc	1,464
9	Vermilion Energy, Inc.	483
5	Whiting Petroleum Corp. ●	353
		60,926
	Oil and Gas Refining and Marketing - 2.2%
34	Gevo, Inc. ●	58
5	HollyFrontier Corp.	233
35	Marathon Petroleum Corp.	2,481
82	Phillips 66	5,278
6	Reliance Industries Ltd.	88
61	Reliance Industries Ltd. GDR ■	1,816
157	Tonengeneral Sekiyu KK	1,458
10	Valero Energy Corp.	410
		11,822
	Oil and Gas Storage and Transportation - 3.1%
44	Enbridge Energy Management ●	1,249
229	Enbridge, Inc.	9,913
18	Kinder Morgan Management LLC ●	1,388
13	Kinder Morgan, Inc.	466
15	Pembina Pipelin Corp.	491
12	Spectra Energy Corp.	428
62	Transcanada Corp.	2,789
		16,724
	Packaged Foods and Meats - 0.5%
33	Adecoagro S.A. ●	262
309	Charoen Pokphand Foods Ltd.	241
10	Ebro Foods S.A.	220
13	JBS S.A.	46
3	Kellogg Co.	196
4	Kraft Foods Group, Inc.	190
368	Marine Harvest	432
10	McLeod Russel India Ltd.	47
7	MHP S.A. §	104
58	Minerva S.A. ●	247
32	PureCircle Ltd. ●	177
234	REI Agro Ltd.	24

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 65.0% - (continued)
	Packaged Foods and Meats - 0.5% - (continued)
62	Thai Vegetable Oil Public Co., Ltd.	$36
13	Tyson Foods, Inc. Class A	356
86	Zambeef Products plc ●	47
		2,625
	Paper Products - 0.1%
1	Holmen AB Class B	32
5	International Paper Co.	204
1	MeadWestvaco Corp.	36
3	Oji Holdings Corp.	15
		287
	Pharmaceuticals - 0.0%
3	Zoetis, Inc.	89

	Precious Metals and Minerals - 1.1%
7	Alexco Resource ●	10
8	Anglo American Platinum Ltd.	324
49	Aquarius Platinum Ltd.	32
2	Asahi Holdings, Inc.	30
5	CNK International Co., Ltd. ●	24
15	Coeur Mining, Inc. ●	186
11	Dominion Diamond Corp. ●	154
22	Dundee Precious Metals, Inc. ●	92
10	Endeavor Silver Corp. ●	42
25	First Majestic Silver Corp. ●	280
11	Fortuna Silver Mines, Inc. ●	42
20	Fresnillo plc	316
12	Gem Diamonds Ltd. ●	31
54	Hecla Mining Co.	170
16	Hochschild Mining plc	42
60	Impala Platinum Holdings Ltd.	732
16	Industrias Penoles S.A.B. de C.V.	459
42	Lonmin plc	217
4	MAG Silver Corp. ●	21
15	McEwen Mining, Inc. ●	33
19	North American Palladium Ltd. ●	17
33	Northern Platinum Ltd.	134
18	Pan American Silver Corp.	186
13	Paramount Gold & Silver Corp. ●	15
33	Petra Diamonds Ltd. ●	59
9	Royal Bafokeng Platinum Ltd. ●	52
12	Silver Standard Resources, Inc. ●	67
66	Silver Wheaton Corp.	1,488
15	Silvercorp Metals, Inc.	46
56	Stillwater Mining Co. ●	609
12	Tahoe Resources, Inc. ●	232
		6,142
	Railroads - 0.4%
21	Canadian National Railway Co.	2,351

	Residential REITs - 0.4%
60	Equity Lifestyle Properties, Inc. REIT	2,279

	Semiconductors - 0.3%
37	First Solar, Inc. ●	1,869

	Soft Drinks - 0.1%
6	Monster Beverage Corp. ●	343

	Specialty Chemicals - 0.3%
8	EcoSynthetix, Inc. ●	26
69	JSR Corp.	1,318
		1,344
	Steel - 1.7%
6	Allegheny Technologies, Inc.	182
28	ArcelorMittal	434
110	ArcelorMittal ADR	1,727
3	ArcelorMittal South Africa Ltd.	12
7	Bradespar S.A.	78
2	Capital S.A.	43
331	China Steel Corp.	288
6	Cliff's Natural Resources, Inc.	144
22	Companhia Sider·rgica Nacional	119
8	Daido Steel Co., Ltd.	46
45	Eregli Demir ve Celik Fabrikalari T.A.S.	62
3	Feng Hsin Iron & Steel Co.	6
42	Fortescue Metals Group Ltd.	207
29	Fosun International	28
26	Gerdau S.A.	207
5	Hitachi Metals Ltd.	74
1	Hyundai Hysco	43
2	Hyundai Steel Co.	136
5	Industrias CH, S.A. ●	24
14	JFE Holdings, Inc.	327
11	Jindal Steel & Power Ltd.	41
2	JSW Steel Ltd.	25
76	Kobe Steel Ltd.	134
2	Kumba Iron Ore Ltd.	102
1	Maruichi Steel Tube Ltd.	27
8	Metalurgica Gerdau S.A.	84
213	Nippon Steel & Sumitomo Metal Corp.	702
2	Novolipetsk Steel §	33
21	Nucor Corp.	1,095
2	Posco Ltd.	590
29	Sesa Sterlite Ltd.	95
5	Severstal GDR §	42
2	Sims Metal Management Ltd.	19
2	SSAB AB	13
10	Tata Steel Ltd.	52
11	ThyssenKrupp AG	277
7	United States Steel Corp.	176
11	Usinas Siderurgicas De Minas Gerais S.A. ●	59
97	Vale S.A.	1,473
3	Voestalpine AG	151
1	Yamato Kogyo Co.	39
		9,416
	Water Utilities - 1.2%
53	Cia de Saneamento Basico do Estado de Sao Paulo	564
137	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,455
2,606	Guangdong Investment Ltd.	2,243
84	Severn Trent plc	2,504
		6,766

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2013

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
COMMON STOCKS - 65.0% - (continued)
		Wireless Telecommunication Services - 0.5%
	712	Vodafone Group plc	$2,607

		Total common stocks
		(cost $340,232)	$353,124

PREFERRED STOCKS - 0.2%
		Electric Utilities - 0.2%
	86	Cia Paranaense de Energie	$1,194

		Total preferred stocks
		(cost $1,431)	$1,194

WARRANTS - 0.0%
		Diversified Metals and Mining - 0.0%
	26	Shandong Denghai ⌂■	$131

		Total warrants
		(cost $77)	$131

EXCHANGE TRADED FUNDS - 0.7%
		Other Investment Pools and Funds - 0.7%
	150	Market Vectors Gold Miners	3,754

		Total exchange traded funds
		(cost $3,557)	$3,754

FOREIGN GOVERNMENT OBLIGATIONS - 5.1%
		Brazil - 1.2%
		Brazil (Republic of)
BRL	14,409	6.00%, 08/15/2016 - 08/15/2050 ◄	6,606
			6,606
		Israel - 0.8%
		Israel (Government of)
ILS	5,795	1.00%, 05/30/2017 ◄	1,710
ILS	8,778	2.75%, 09/30/2022 ◄	2,795
			4,505
		Mexico - 0.9%
		Mexican Udibonos
MXN	16,518	2.00%, 06/09/2022 ◄	1,242
MXN	20,873	3.50%, 12/14/2017 ◄	1,751
		United Mexican States
MXN	28,125	4.00%, 11/15/2040 ◄	2,265
			5,258
		Poland - 0.3%
		Poland Government Bond
PLN	5,157	3.00%, 08/24/2016 ◄	1,760

		South Africa - 0.5%
		South Africa (Republic of)
ZAR	18,914	5.50%, 12/07/2023 ◄	2,566

		South Korea - 0.3%
		Korea (Republic of)
KRW	1,718,708	1.50%, 06/10/2021 ◄	1,613

		Thailand - 0.3%
		Thailand Government Bond
THB	47,813	1.20%, 07/14/2021 ◄§	1,434

		Turkey - 0.8%
		Turkey (Republic of)
TRY	3,952	2.50%, 05/04/2016 ◄	2,039
TRY	4,109	3.00%, 07/21/2021 ◄	2,149
			4,188
		Total foreign government obligations
		(cost $32,278)	$27,930

U.S. GOVERNMENT SECURITIES - 16.5%
		U.S. Treasury Securities - 16.5%
		U.S. Treasury Notes - 16.5%
	$39,914	0.13%, 04/15/2016 - 01/15/2023 ◄	$41,502
	3,800	0.38%, 07/15/2023 ◄	3,817
	2,120	0.50%, 04/15/2015 ◄	2,334
	5,944	0.63%, 07/15/2021 ◄	6,445
	4,784	1.13%, 01/15/2021 ◄	5,526
	3,279	1.25%, 04/15/2014 - 07/15/2020 ◄	3,844
	4,748	1.38%, 07/15/2018 - 01/15/2020 ◄	5,658
	1,392	1.63%, 01/15/2015 ◄╦	1,757
	4,625	1.88%, 07/15/2015 - 07/15/2019 ◄	5,792
	1,864	2.00%, 01/15/2014 - 01/15/2016 ◄	2,348
	1,255	2.13%, 01/15/2019 ◄	1,557
	4,562	2.38%, 01/15/2017 ◄	5,871
	1,146	2.50%, 07/15/2016 ◄‡	1,464
	1,275	2.63%, 07/15/2017 ◄	1,635
			89,550
		Total U.S. government securities
		(cost $89,714)	$89,550

		Total long-term investments
		(cost $467,289)	$475,683

SHORT-TERM INVESTMENTS - 8.5%
		Repurchase Agreements - 8.5%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $3,746, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $3,821)
	$3,746	0.10%, 10/31/2013	$3,746
		Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,296, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $1,322)
	1,296	0.09%, 10/31/2013╦	1,296
		Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $6,009, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $6,129)
	6,009	0.08%, 10/31/2013	6,009

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 8.5% - (continued)
	Repurchase Agreements - 8.5% - (continued)
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $17,040,
collateralized by U.S. Treasury Bill
0.01% - 0.35%, 2013 - 2014, U.S.
Treasury Bond 2.75% - 8.75%, 2017 -
2042, U.S. Treasury Note 0.25% - 4.75%,
	2013 - 2022, value of $17,381)
$17,040	0.09%, 10/31/2013		$17,040
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $6,870,
collateralized by FHLMC 2.50% -
7.50%, 2026 - 2043, FNMA 3.00% -
7.00%, 2026 - 2043, GNMA 2.67% -
	5.00%, 2024 - 2048, value of $7,008)
6,870	0.12%, 10/31/2013		6,870
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $4,055, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $4,136)
4,055	0.09%, 10/31/2013		4,055
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $7,138, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $7,294)
7,138	0.10%, 10/31/2013		7,138
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $36, collateralized by U.S. Treasury Note 0.63%, 2017, value of $36)
36	0.09%, 10/31/2013		36
			46,190
	Total short-term investments
	(cost $46,190)		$46,190

	Total investments
	(cost $513,479) ▲	96.0%	$521,873
	Other assets and liabilities	4.0%	21,645
	Total net assets	100.0%	$543,518

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The consolidated schedule of investments includes investments held by The Hartford Cayman Global Real Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2013, the Fund invested 6.8% of its total assets in the Subsidiary.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $536,854 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$28,325
Unrealized Depreciation	(43,306)
Net Unrealized Depreciation	$(14,981)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value of these securities was $83, which rounds to zero percent of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $43 at October 31, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $220 was received from broker(s) as collateral in connection with swap contracts.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2013

(000’s Omitted)

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $1,947, which represents 0.4% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $1,670, which represents 0.3% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2012-05/2013	15	Medusa Mining Ltd.	$77
09/2012	26	Shandong Denghai Warrants – 144A	77

At October 31, 2013, the aggregate value of these securities was $157, which rounds to zero percent of total net assets.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

Futures Contracts Outstanding at October 31, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude Future	83	11/13/2014	$8,569	$8,573	$4
Platinum Future	13	01/29/2014	931	942	11
					$15

*	The number of contracts does not omit 000’s.

Cash of $1,117 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2013.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/04/2013	CSFB	$67	$67	$–
AUD	Buy	11/06/2013	UBS	43	43	–
BRL	Buy	11/04/2013	BCLY	9,732	9,559	(173)
BRL	Buy	11/04/2013	MSC	1,418	1,416	(2)
BRL	Buy	11/04/2013	RBC	7,174	7,002	(172)
BRL	Buy	11/04/2013	UBS	1,134	1,141	7
BRL	Sell	11/04/2013	BCLY	9,520	9,559	(39)
BRL	Sell	11/01/2013	JPM	78	76	2
BRL	Sell	11/04/2013	JPM	34	33	1
BRL	Sell	11/04/2013	MSC	1,442	1,416	26
BRL	Sell	11/04/2013	RBC	7,128	7,002	126
BRL	Sell	12/03/2013	RBC	7,127	6,954	173
BRL	Sell	11/04/2013	UBS	1,162	1,141	21
CAD	Sell	11/01/2013	DEUT	3,973	3,978	(5)
CAD	Sell	11/05/2013	DEUT	182	182	–
CLP	Buy	12/18/2013	BNP	1,731	1,710	(21)

The accompanying notes are an integral part of these financial statements.

12

Foreign Currency Contracts Outstanding at October 31, 2013 – (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CLP	Sell	12/18/2013	BNP	$2,035	$1,983	$52
EUR	Buy	11/01/2013	DEUT	51	50	(1)
EUR	Sell	11/05/2013	BCLY	23	23	–
EUR	Sell	11/01/2013	BOA	1,151	1,150	1
EUR	Sell	11/05/2013	BOA	247	247	–
EUR	Sell	11/01/2013	CBK	103	102	1
EUR	Sell	11/04/2013	CBK	972	963	9
EUR	Sell	11/01/2013	DEUT	686	677	9
GBP	Sell	11/01/2013	BOA	1,268	1,268	–
GBP	Sell	11/04/2013	MSC	819	821	(2)
HKD	Sell	11/01/2013	JPM	910	910	–
ILS	Buy	12/18/2013	DEUT	761	763	2
ILS	Buy	12/18/2013	JPM	979	979	–
ILS	Sell	12/18/2013	RBS	6,450	6,439	11
JPY	Sell	11/05/2013	JPM	110	110	–
KRW	Buy	12/18/2013	BCLY	215	218	3
KRW	Buy	12/18/2013	BNP	86	87	1
KRW	Sell	12/18/2013	BCLY	2,285	2,329	(44)
MXN	Buy	12/18/2013	BOA	1,162	1,176	14
MXN	Buy	12/18/2013	BOA	945	928	(17)
MXN	Buy	12/18/2013	HSBC	5,624	5,695	71
MXN	Sell	12/18/2013	RBC	7,876	7,799	77
NOK	Sell	11/01/2013	BOA	187	187	–
NOK	Sell	11/04/2013	HSBC	199	198	1
PLN	Buy	11/29/2013	JPM	276	272	(4)
PLN	Buy	12/18/2013	JPM	411	417	6
PLN	Sell	12/18/2013	JPM	2,372	2,414	(42)
PLN	Sell	11/04/2013	MSC	36	36	–
THB	Buy	12/18/2013	BCLY	222	223	1
THB	Buy	12/18/2013	DEUT	311	312	1
THB	Sell	12/18/2013	BCLY	1,940	1,942	(2)
TRY	Buy	12/18/2013	BOA	920	935	15
TRY	Buy	12/18/2013	DEUT	638	639	1
TRY	Sell	12/18/2013	JPM	5,629	5,625	4
ZAR	Buy	12/18/2013	DEUT	410	404	(6)
ZAR	Buy	12/18/2013	JPM	585	588	3
ZAR	Sell	12/18/2013	JPM	3,523	3,485	38
						$147

Interest Rate Swap Contracts Outstanding at October 31, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BOA	CLP TNA ABIF	2.09% Fixed	CLP 309,625	09/28/17	–	(22)	(22)
DEUT	CLP TNA ABIF	1.86% Fixed	CLP 215,825	06/10/16	–	(7)	(7)
					$–	$(29)	$(29)

* Notional shown in U.S. dollars unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Real Asset Fund

Consolidated Schedule of Investments – (continued)

October 31, 2013

(000’s Omitted)

Total Return Swap Contracts Outstanding at October 31, 2013

Reference Entity	Counterparty	Notional Amount *	Payments received (paid) by Fund	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
S&P GSCI Agriculture	JPM	$3,602	(0.20)% Fixed	03/31/14	$–	$(89)	$(89)
S&P GSCI Agriculture	JPM	905	(0.22)% Fixed	07/31/14	–	(22)	(22)
S&P GSCI Agriculture	MSC	843	(0.22)% Fixed	03/31/14	–	(21)	(21)
S&P GSCI Energy	JPM	5,968	(0.09)% Fixed	03/31/14	–	(98)	(98)
S&P GSCI Energy	JPM	427	(0.12)% Fixed	07/31/14	–	(7)	(7)
S&P GSCI Energy	MSC	643	(0.15)% Fixed	03/31/14	–	(10)	(10)
S&P GSCI Industrial Metals	JPM	6,409	(0.12)% Fixed	03/31/14	–	15	15
S&P GSCI Industrial Metals	JPM	684	(0.12)% Fixed	07/31/14	–	2	2
S&P GSCI Livestock	MSC	1,056	(0.23)% Fixed	03/31/14	–	12	12
S&P GSCI Livestock	MSC	610	(0.23)% Fixed	07/31/14	–	7	7
S&P GSCI Precious Metals	JPM	4,652	(0.12)% Fixed	03/31/14	–	(6)	(6)
S&P GSCI Precious Metals	JPM	982	(0.20)% Fixed	07/31/14	–	(1)	(1)
S&P GSCI Precious Metals	MSC	1,386	(0.20)% Fixed	03/31/14	–	(2)	(2)
					$–	$(220)	$(220)

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Consolidated Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Consolidated Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
RBS	RBS Greenwich Capital
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
PLN	Polish New Zloty
THB	Thai Baht
TRY	Turkish New Lira
ZAR	South African Rand

Index Abbreviations:
GSCI	Goldman Sachs Commodity
S&P	Standard & Poors

Other Abbreviations:
ABIF	Chile Association of Banks and Financial Institutions
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust
TNA	Tasa Nominal Annual

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Real Asset Fund

Consolidated Investment Valuation Hierarchy Level Summary

October 31, 2013

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Agricultural Products	$4,713	$2,802	$1,911	$–
Aluminum	1,020	726	294	–
Biotechnology	183	–	183	–
Brewers	718	718	–	–
Coal and Consumable Fuels	2,740	2,740	–	–
Commodity Chemicals	1,761	1,761	–	–
Construction and Engineering	3,972	1,694	2,278	–
Construction, Farm Machinery and Heavy Trucks	480	362	118	–
Diversified Metals and Mining	27,555	15,016	12,539	–
Diversified Support Services	55	55	–	–
Electric Utilities	10,600	3,620	6,980	–
Electronic Manufacturing Services	487	487	–	–
Fertilizers and Agricultural Chemicals	8,390	6,315	2,075	–
Food Retail	103	103	–	–
Gas Utilities	10,003	3,053	6,950	–
Gold	22,017	18,866	3,125	26
Independent Power Producers and Energy Traders	3,092	1,925	1,167	–
Industrial Conglomerates	2,014	–	2,014	–
Industrial Machinery	34	34	–	–
Integrated Oil and Gas	92,167	72,843	19,324	–
Integrated Telecommunication Services	2,411	–	2,411	–
Multi-Sector Holdings	2,429	–	2,429	–
Multi-Utilities	11,281	3,901	7,380	–
Oil and Gas Drilling	4,032	4,032	–	–
Oil and Gas Equipment and Services	15,277	15,277	–	–
Oil and Gas Exploration and Production	60,926	44,384	16,542	–
Oil and Gas Refining and Marketing	11,822	10,276	1,546	–
Oil and Gas Storage and Transportation	16,724	16,724	–	–
Packaged Foods and Meats	2,625	1,519	1,106	–
Paper Products	287	240	47	–
Pharmaceuticals	89	89	–	–
Precious Metals and Minerals	6,142	4,225	1,917	–
Railroads	2,351	2,351	–	–
Residential REITs	2,279	2,279	–	–
Semiconductors	1,869	1,869	–	–
Soft Drinks	343	343	–	–
Specialty Chemicals	1,344	26	1,318	–
Steel	9,416	5,486	3,930	–
Water Utilities	6,766	2,019	4,747	–
Wireless Telecommunication Services	2,607	–	2,607	–
Total	353,124	248,160	104,938	26
Exchange Traded Funds	3,754	3,754	–	–
Foreign Goverment Obligations	27,930	–	27,930	–
Preferred Stocks	1,194	1,194	–	–
U.S. Government Securities	89,550	8,527	81,023	–
Warrants	131	131	–	–
Short-Term Investments	46,190	–	46,190	–
Total	$521,873	$261,766	$260,081	$26
Foreign Currency Contracts*	677	–	677	–
Futures*	15	15	–	–
Total Return Swaps*	36	–	36	–
Total	$728	$15	$713	$–
Liabilities:
Foreign Currency Contracts*	530	–	530	–
Interest Rate Swaps*	29	–	29	–
Total Return Swaps*	256	–	256	–
Total	$815	$–	$815	$–

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Real Asset Fund

Consolidated Investment Valuation Hierarchy Level Summary – (continued)

October 31, 2013

(000’s Omitted)

♦	For the year ended October 31, 2013, investments valued at $16,389 were transferred from Level 1 to Level 2, and investments valued at $1,348 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level
2).	Foreign equities for which the local market close is more representative of exit value (transfer into Level 1). 2) U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Consolidated Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2013
Assets:
Common Stocks	$53	$(1,570)	$1,517	†	$—	$23	$(28)	$84	$(53)	$26
Total	$53	$(1,570)	$1,517		$—	$23	$(28)	$84	$(53)	$26

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $(54).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Real Asset Fund

Consolidated Statement of Assets and Liabilities

October 31, 2013

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $513,479)	$521,873
Cash	1,125	*
Foreign currency on deposit with custodian (cost $55)	55
Unrealized appreciation on foreign currency contracts	677
Unrealized appreciation on OTC swap contracts	36
Receivables:
Investment securities sold	28,747
Fund shares sold	534
Dividends and interest	629
Other assets	105
Total assets	553,781
Liabilities:
Unrealized depreciation on foreign currency contracts	530
Unrealized depreciation on OTC swap contracts	285
Payables:
Investment securities purchased	529
Fund shares redeemed	8,455
Investment management fees	106
Administrative fees	—
Distribution fees	9
Collateral received from broker	220
Variation margin on financial derivative instruments	60
Accrued expenses	69
Total liabilities	10,263
Net assets	$543,518
Summary of Net Assets:
Capital stock and paid-in-capital	$593,667
Undistributed net investment income	1,775
Accumulated net realized loss	(60,210)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	8,286
Net assets	$543,518

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.30/$10.90
Shares outstanding	6,754
Net assets	$69,554
Class C: Net asset value per share	$10.18
Shares outstanding	2,805
Net assets	$28,546
Class I: Net asset value per share	$10.33
Shares outstanding	6,397
Net assets	$66,061
Class R3: Net asset value per share	$10.35
Shares outstanding	28
Net assets	$295
Class R4: Net asset value per share	$10.34
Shares outstanding	322
Net assets	$3,331
Class R5: Net asset value per share	$10.35
Shares outstanding	44
Net assets	$451
Class Y: Net asset value per share	$10.34
Shares outstanding	36,277
Net assets	$375,280

*	Cash of $1,117 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global Real Asset Fund

Consolidated Statement of Operations

For the Year Ended October 31, 2013

(000’s Omitted)

Investment Income:
Dividends	$7,945
Interest	2,206
Less: Foreign tax withheld	(634)
Total investment income	9,517

Expenses:
Investment management fees	5,566
Administrative services fees
Class R3	1
Class R4	4
Class R5	1
Transfer agent fees
Class A	162
Class C	59
Class I	66
Class R3	—
Class R4	—
Class R5	—
Class Y	6
Distribution fees
Class A	227
Class C	390
Class R3	2
Class R4	7
Custodian fees	68
Accounting services fees	138
Registration and filing fees	97
Board of Directors' fees	13
Audit fees	24
Other expenses	93
Total expenses (before waivers and fees paid indirectly)	6,924
Expense waivers	(763)
Commission recapture	(3)
Custodian fee offset	—
Total waivers and fees paid indirectly	(766)
Total expenses, net	6,158
Net Investment Income	3,359
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(16,707)
Net realized loss on futures	(173)
Net realized loss on swap contracts	(8,508)
Net realized loss on foreign currency contracts	(119)
Net realized loss on other foreign currency transactions	(69)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(25,576)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,322
Net unrealized depreciation of futures	(3)
Net unrealized appreciation of swap contracts	2,015
Net unrealized appreciation of foreign currency contracts	177
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(19)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	3,492
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(22,084)
Net Decrease in Net Assets Resulting from Operations	$(18,725)

The accompanying notes are an integral part of these financial statements.

18

The Hartford Global Real Asset Fund

Consolidated Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$3,359	$1,136
Net realized loss on investments, other financial instruments and foreign currency transactions	(25,576)	(27,014)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	3,492	24,079
Net Decrease in Net Assets Resulting from Operations	(18,725)	(1,799)
Distributions to Shareholders:
From net investment income
Class A	(648)	(1,231)
Class C	—	(211)
Class I	(650)	(1,249)
Class R3	—	(8)
Class R4	(7)	(16)
Class R5	(3)	(23)
Class Y	(2,499)	(912)
Total distributions	(3,807)	(3,650)
Capital Share Transactions:
Class A	(41,401)	(35,216)
Class C	(22,660)	(25,622)
Class I	(6,700)	(55,704)
Class R3	(1,657)	26
Class R4	304	1,319
Class R5	(1,577)	254
Class Y	133,110	178,116
Net increase from capital share transactions	59,419	63,173
Net Increase in Net Assets	36,887	57,724
Net Assets:
Beginning of period	506,631	448,907
End of period	$543,518	$506,631
Undistributed (distribution in excess of) net investment income	$1,775	$2,601

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements

October 31, 2013

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Global Real Asset Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using

20

market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

21

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Consolidated Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Consolidated Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or

22

delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax

23

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

g)	Basis for Consolidation – The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund. The subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Consolidated Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Consolidated Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

d)	Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating

24

rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Consolidated Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Consolidated Schedule of Investments, had inflation indexed bonds as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Consolidated Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Consolidated Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Consolidated Schedule of Investments as of October 31, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation

25

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding futures contracts as of October 31, 2013.

c)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions, credit spreads, currency exchange rates, interest rates and other relevant factors.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Consolidated Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, minimum daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

26

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Consolidated Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding interest rate swap contracts as of October 31, 2013.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap contracts on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding total return swap contracts as of October 31, 2013.

The prices of commodity-linked derivative securities may move in different directions from investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have followed those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with prices of financial assets and thus may not provide overall portfolio diversification benefits. Exposure to commodity-linked derivatives is generally achieved through total return swaps, futures or options.

27

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

d)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$677	$—	$—	$—	$—	$677
Unrealized appreciation on OTC swap contracts	—	—	—	—	36	—	36
Total	$—	$677	$—	$—	$36	$—	$713

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$530	$—	$—	$—	$—	$530
Unrealized depreciation on OTC swap contracts	29	—	—	—	256	—	285
Variation margin payable *	—	—	—	—	60	—	60
Total	$29	$530	$—	$—	$316	$—	$875

* Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $15 as reported in the Consolidated Schedule of Investments.

The ratio of foreign currency contracts to net assets at October 31, 2013, was 15.21% compared to the twelve-month average ratio of 3.21% during the year ended October 31, 2013. The volume of the other derivatives that are presented in the Consolidated Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Consolidated Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$27	$—	$—	$—	$(200)	$—	$(173)
Net realized loss on swap contracts	(28)	—	—	—	(8,480)	—	(8,508)
Net realized loss on foreign currency contracts	—	(119)	—	—	—	—	(119)
Total	$(1)	$(119)	$—	$—	$(8,680)	$—	$(8,800)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$—	$(3)	$—	$(3)
Net change in unrealized appreciation (depreciation) of swap contracts	(29)	—	—	—	2,044	—	2,015
Net change in unrealized appreciation of foreign currency contracts	—	177	—	—	—	—	177
Total	$(29)	$177	$—	$—	$2,041	$—	$2,189

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

28

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Consolidated Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

29

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$3,807	$3,650

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$2,720
Accumulated Capital Losses *	(37,575)
Unrealized Depreciation †	(15,294)
Total Accumulated Deficit	$(50,149)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Consolidated Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(378)
Accumulated Net Realized Gain (Loss)	9,437
Capital Stock and Paid-in-Capital	(9,059)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

30

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$2,673
Long-Term Capital Loss Carryforward	28,220
Total	$30,893

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2019	$6,682
Total	$6,682

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

31

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.9500%
On next $250 million	0.9300%
On next $500 million	0.8500%
On next $1.5 billion	0.7800%
On next $2.5 billion	0.7500%
Over $5 billion	0.7100%

The investment manager has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	1.10%	1.60%	1.30%	1.05%	1.00%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	1.00%	1.50%	1.20%	1.00%	0.95%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Consolidated Statement of Operations.

32

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.30%
Class C	2.05
Class I	1.05
Class R3	1.53
Class R4	1.27
Class R5	1.01
Class Y	0.98

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $137 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

33

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

8.	Affiliate Holdings:

As of October 31, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	21%

9.	Investment Transactions:

For the year ended October 31, 2013, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$882,816
Sales Proceeds Excluding U.S. Government Obligations	822,440
Cost of Purchases for U.S. Government Obligations	10,598
Sales Proceeds for U.S. Government Obligations	10,613

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	1,013	54	(5,047)	(3,980)	2,704	104	(6,175)	(3,367)
Amount	$10,492	$585	$(52,478)	$(41,401)	$29,055	$1,089	$(65,360)	$(35,216)
Class C
Shares	154	—	(2,351)	(2,197)	512	16	(2,985)	(2,457)
Amount	$1,589	$—	$(24,249)	$(22,660)	$5,473	$168	$(31,263)	$(25,622)
Class I
Shares	3,176	42	(3,834)	(616)	2,749	86	(8,048)	(5,213)
Amount	$32,652	$451	$(39,803)	$(6,700)	$29,387	$903	$(85,994)	$(55,704)
Class R3
Shares	8	—	(164)	(156)	10	1	(8)	3
Amount	$83	$—	$(1,740)	$(1,657)	$107	$8	$(89)	$26
Class R4
Shares	260	—	(231)	29	154	1	(29)	126
Amount	$2,733	$6	$(2,435)	$304	$1,620	$15	$(316)	$1,319
Class R5
Shares	58	—	(206)	(148)	24	2	(3)	23
Amount	$624	$3	$(2,204)	$(1,577)	$260	$23	$(29)	$254
Class Y
Shares	23,673	218	(11,540)	12,351	19,876	73	(2,330)	17,619
Amount	$249,311	$2,333	$(118,534)	$133,110	$202,116	$759	$(24,759)	$178,116
Total
Shares	28,342	314	(23,373)	5,283	26,029	283	(19,578)	6,734
Amount	$297,484	$3,378	$(241,443)	$59,419	$268,018	$2,965	$(207,810)	$63,173

34

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

35

The Hartford Global Real Asset Fund

Notes to Consolidated Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s consolidated financial statements and footnote disclosures, if any.

36

The Hartford Global Real Asset Fund

Consolidated Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$10.68	$(0.04)	$(0.27)	$(0.31)	$(0.07)	$–	$(0.07)	$10.30	(2.98)%		$69,554	1.52%		1.30%		(0.35)%
C	10.58	(0.11)	(0.29)	(0.40)	–	–	–	10.18	(3.78)		28,546	2.24		2.05		(1.08)
I	10.72	–	(0.29)	(0.29)	(0.10)	–	(0.10)	10.33	(2.78)		66,061	1.19		1.05		(0.04)
R3	10.69	0.17	(0.51)	(0.34)	–	–	–	10.35	(3.18)		295	1.86		1.53		1.66
R4	10.71	0.17	(0.49)	(0.32)	(0.05)	–	(0.05)	10.34	(3.00)		3,331	1.50		1.27		1.65
R5	10.73	0.21	(0.50)	(0.29)	(0.09)	–	(0.09)	10.35	(2.76)		451	1.20		1.01		1.98
Y	10.73	0.12	(0.41)	(0.29)	(0.10)	–	(0.10)	10.34	(2.74)		375,280	1.09		0.98		1.14

For the Year Ended October 31, 2012
A	$11.05	$0.03	$(0.31)	$(0.28)	$(0.09)	$–	$(0.09)	$10.68	(2.50)%		$114,692	1.52%		1.17%		0.28%
C	10.96	(0.05)	(0.30)	(0.35)	(0.03)	–	(0.03)	10.58	(3.20)		52,906	2.23		1.91		(0.46)
I	11.09	0.06	(0.31)	(0.25)	(0.12)	–	(0.12)	10.72	(2.26)		75,179	1.22		0.91		0.53
R3	11.04	–	(0.30)	(0.30)	(0.05)	–	(0.05)	10.69	(2.75)		1,964	1.84		1.43		0.01
R4	11.07	0.03	(0.30)	(0.27)	(0.09)	–	(0.09)	10.71	(2.44)		3,135	1.56		1.15		0.30
R5	11.10	0.06	(0.31)	(0.25)	(0.12)	–	(0.12)	10.73	(2.19)		2,062	1.23		0.90		0.54
Y	11.10	0.04	(0.28)	(0.24)	(0.13)	–	(0.13)	10.73	(2.14)		256,693	1.19		0.90		0.38

For the Year Ended October 31, 2011
A	$11.06	$0.09	$0.03	$0.12	$(0.06)	$(0.07)	$(0.13)	$11.05	1.08%		$155,876	1.55%		1.04%		0.82%
C	11.02	0.01	0.05	0.06	(0.05)	(0.07)	(0.12)	10.96	0.46		81,736	2.27		1.76		0.13
I	11.07	0.14	0.02	0.16	(0.07)	(0.07)	(0.14)	11.09	1.41		135,558	1.25		0.74		1.22
R3	11.04	0.06	0.04	0.10	(0.03)	(0.07)	(0.10)	11.04	0.90		2,001	1.87		1.30		0.52
R4	11.06	0.09	0.04	0.13	(0.05)	(0.07)	(0.12)	11.07	1.15		1,846	1.57		1.00		0.81
R5	11.07	0.13	0.04	0.17	(0.07)	(0.07)	(0.14)	11.10	1.49		1,871	1.26		0.70		1.10
Y	11.07	0.12	0.05	0.17	(0.07)	(0.07)	(0.14)	11.10	1.52		70,019	1.16		0.65		1.06

From May 28, 2010 (commencement of operations), through October 31, 2010
A(D)	$10.00	$0.01	$1.05	$1.06	$–	$–	$–	$11.06	10.60	%(E)	$26,248	1.62	%(F)	0.96	%(F)	0.13	%(F)
C(D)	10.00	(0.03)	1.05	1.02	–	–	–	11.02	10.20	(E)	8,650	2.38	(F)	1.72	(F)	(0.61	)(F)
I(D)	10.00	0.01	1.06	1.07	–	–	–	11.07	10.70	(E)	10,821	1.45	(F)	0.79	(F)	0.33	(F)
R3(D)	10.00	(0.01)	1.05	1.04	–	–	–	11.04	10.40	(E)	2,208	2.01	(F)	1.31	(F)	(0.21	)(F)
R4(D)	10.00	–	1.06	1.06	–	–	–	11.06	10.60	(E)	2,211	1.71	(F)	1.01	(F)	0.09	(F)
R5(D)	10.00	0.02	1.05	1.07	–	–	–	11.07	10.70	(E)	2,214	1.41	(F)	0.71	(F)	0.39	(F)
Y(D)	10.00	0.03	1.04	1.07	–	–	–	11.07	10.70	(E)	11,643	1.32	(F)	0.66	(F)	0.43	(F)

See Portfolio Turnover information on the next page.

37

The Hartford Global Real Asset Fund

Consolidated Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Commenced operations on May 28, 2010.
(E)	Not annualized.
(F)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	147%
For the Year Ended October 31, 2012	167
For the Year Ended October 31, 2011	145
From May 28, 2010 (commencement of operations), through October 31, 2010	20

38

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of The Hartford Global Real Asset Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of The Hartford Global Real Asset Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its consolidated operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

39

The Hartford Global Real Asset Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Consolidated Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

40

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

41

The Hartford Global Real Asset Fund

Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42

The Hartford Global Real Asset Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

43

The Hartford Global Real Asset Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$983.80	$6.75	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class C	$1,000.00	$980.70	$10.46	$1,000.00	$1,014.64	$10.64	2.10	184	365
Class I	$1,000.00	$985.70	$5.52	$1,000.00	$1,019.65	$5.61	1.10	184	365
Class R3	$1,000.00	$982.90	$8.01	$1,000.00	$1,017.13	$8.15	1.60	184	365
Class R4	$1,000.00	$983.80	$6.50	$1,000.00	$1,018.65	$6.62	1.30	184	365
Class R5	$1,000.00	$985.70	$5.25	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class Y	$1,000.00	$985.70	$4.99	$1,000.00	$1,020.18	$5.07	1.00	184	365

44

The Hartford Global Real Asset Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Global Real Asset Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

45

The Hartford Global Real Asset Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period. The Board considered that, in response to questions raised concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

46

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

47

The Hartford Global Real Asset Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

48

The Hartford Global Real Asset Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Natural Resources Risk: Investments in the natural resources sector include liquidity risk and risk of loss if there are adverse developments in the sector.

Inflation Protected Securities Risk: The market for inflation protected securities may be less developed or liquid, and more volatile, than other securities markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Cayman Subsidiary Risk: Investing in a Cayman Islands subsidiary exposes the Fund to the risks associated with the subsidiary and its investments.

Commodities Risk: Investments in commodities may be more volatile than investments in traditional securities.

49

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-GRA13 12/13 113977-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD GLOBAL RESEARCH FUND 2013 Annual Report

The Hartford Global Research Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Global Research Fund inception 02/29/2008
(sub-advised byWellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 2/29/08 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Global Research A#	28.25%	15.20%	5.14%
Global Research A##	21.19%	13.90%	4.10%
Global Research B#	27.22%	14.37%	4.36%
Global Research B##	22.22%	14.13%	4.22%
Global Research C#	27.27%	14.38%	4.37%
Global Research C##	26.27%	14.38%	4.37%
Global Research I#	28.50%	15.56%	5.46%
Global Research R3#	28.03%	14.96%	4.90%
Global Research R4#	28.24%	15.28%	5.18%
Global Research R5#	28.75%	15.63%	5.49%
Global Research Y#	28.84%	15.66%	5.54%
MSCI All Country World Index	23.95%	14.09%	4.14%

▲	Inception: 02/29/2008
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Research Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Global Research Class A	1.45%	1.78%
Global Research Class B	2.20%	2.69%
Global Research Class C	2.20%	2.47%
Global Research Class I	1.20%	1.35%
Global Research Class R3	1.65%	1.86%
Global Research Class R4	1.35%	1.55%
Global Research Class R5	1.05%	1.24%
Global Research Class Y	1.00%	1.10%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Cheryl M. Duckworth, CFA	Mark D. Mandel, CFA*
Senior Vice President and Associate Director of Global Industry Research	Director and Director of Global Industry Research

* Mr. Mandel supervises a team of global industry analysts that manage the Fund. Mr. Mandel is not involved in day-to-day management of the Fund.

How did the Fund perform?

The Class A shares of The Hartford Global Research Fund returned 28.25%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 23.95% for the same period. The Fund also outperformed the 26.26% average return of the Lipper Global Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. Additionally, investors were emboldened by European Central Bank President Mario Draghi’s statement that the bank will keep interest rates “at present or lower levels for an extended period.” In Japan, stocks soared amid the Bank of Japan’s aggressive spending program, aimed at reversing deflation and fueling economic growth. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

All ten sectors in the MSCI All Country World Index rose during the period. Consumer Discretionary (+40%), Health Care (+32%), and Industrials (+31%) rose the most while returns in Materials (+4%), Utilities (+12%), and Energy (+13%) lagged on a relative basis.

Strong security selection, which was positive in every sector, drove the Fund’s outperformance versus the benchmark. Stock selection was strongest in Financials, Industrials, and Information Technology. While Telecommunication Services and Utilities also contributed positively to relative performance, these sectors contributed less on a relative basis. Sector allocation modestly detracted from benchmark-relative performance.

Top contributors to relative performance during the period included Apple (Information Technology), Delta Air Lines (Industrials), and Leap Wireless (Telecommunication Services). The Fund’s underweight in benchmark component Apple, a designer, manufacturer, and retailer of personal electronic products, contributed to relative performance. Apple’s stock was volatile during the period but declined overall due to concerns that the company faces tempered growth after a period of robust growth. During several quarterly periods, Apple reported disappointing revenues that missed consensus expectations or lowered guidance, alarming investors. Owning Delta Air Lines, an U.S.-based air line carrier, contributed to performance. Delta generated solid profits in 2012, benefiting from continued capacity discipline and industry consolidation. Shares also rose after the company announced a $1 billion capital return strategy. Shares of Leap Wireless, a wireless communications carrier,

3

The Hartford Global Research Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

rose after the company announced it would be acquired by AT&T at an 88% premium from the closing price on the day the deal was announced. Amazon.com (Consumer Discretionary) and Lorillard (Consumer Staples) were also among the top contributors to absolute performance.

The largest detractors from relative returns were AirAsia (Industrials), Teva Pharmaceutical (Health Care), and Banco Santander Brasil (Financials). Malaysia-based AirAsia, the largest low cost airline in Asia, saw shares fall after earnings came in below expectations due to rising oil prices and geopolitical concerns. Shares of Israel-based global pharmaceutical company Teva Pharmaceutical came under pressure due to concerns regarding the potential loss of market share in a large product. In addition, investors remained cautious as they wait for the new CEO’s turnaround strategy to show results. However, the unexpected October announcement that CEO Jeremy Levin would step down sent the stock even lower. While shares of Banco Santander Brasil, a Brazil-based bank, generated a positive return during the period, the return was lower than that of the benchmark, detracting from relative performance. Goldcorp (Materials), Teradata (Information Technology), and Rubicon Minerals (Materials) were among the top detractors to absolute performance.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

In Consumer Discretionary, we favor select automotive retail businesses and believe that the automotive industry is relatively strong in the U.S., re-accelerating in China, and challenged in Europe. Within retail, we favor several businesses in Europe that are undergoing significant turnaround strategies. The Fund ended the period overweight in internet-based retail businesses that we believe are driven by strong and scalable business models backed by superior technology. In media, we are seeing consolidation in advertisement agencies and believe this is a positive development for some competitors in the industry.

In Consumer Staples, we believe that brewers and distillers are better positioned companies than soft drink and packaged food players. The latter businesses appear to face rising competitive intensity, more expensive growth, and more volatile results. On the other hand, we believe that our preferred brewers and distillers are using innovative strategies to sustain growth in developed markets and are early in their market share gains within emerging markets.

In Financials, we have been increasing our exposure to select European banks. We believe that in general, these companies stand to benefit from a slow improvement in the economies of Europe and declining risk of a significant negative economic event over the next year. Sizeable balance sheet repair seems to have taken place across Europe with over 500 billion euros of equity capital injected post crisis, deleveraging, organic capital generation and funding improvements. We believe we are near the end of the negative earnings cycle, the loan loss reserve build-up cycle, and the capital replenishment cycle. Real estate prices appear to be near trough in Spain and Ireland, and sovereign bond spreads seem more stable. We believe that these inflection points are reducing systemic risk.

The Fund ended the period most overweight in the Consumer Discretionary, Consumer Staples, and Utilities sectors and most underweight in the Financials, Energy, and Materials sectors, relative to the MSCI All Country World Index.

Diversification by Sector

as of October 31, 2013

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.5%
Consumer Staples	10.8
Energy	8.3
Financials	17.8
Health Care	10.6
Industrials	11.2
Information Technology	12.2
Materials	4.9
Services	3.0
Utilities	4.1
Total	98.4%
Short-Term Investments	1.7
Other Assets and Liabilities	(0.1)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

Diversification by Country

as of October 31, 2013

Percentage of
Country	Net Assets
Australia	2.2%
Austria	0.2
Belgium	1.6
Brazil	1.7
Canada	4.5
Cayman Islands	0.0
China	0.9
Cyprus	0.0
Denmark	0.5
Finland	0.2
France	3.7
Germany	1.9
Greece	0.2
Hong Kong	1.0
India	0.7
Indonesia	0.0
Ireland	0.1
Israel	0.6
Italy	0.4
Japan	4.7
Luxembourg	0.3
Malaysia	0.5
Marshall Islands	0.0
Mexico	0.1
Netherlands	1.9
Norway	1.2
Papua New Guinea	0.0
Philippines	0.1
Poland	0.2
Portugal	0.1
Singapore	0.0
South Korea	1.9
Spain	1.1
Sweden	0.5
Switzerland	3.1
Taiwan	0.6
Turkey	0.4
United Kingdom	7.8
United States	53.5
Short-Term Investments	1.7
Other Assets and Liabilities	(0.1)
Total	100.0%

5

The Hartford Global Research Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7%
	Automobiles and Components - 1.6%
3	Bayerische Motoren Werke (BMW) AG	$298
16	Ford Motor Co.	279
31	Nissan Motor Co., Ltd.	308
6	Toyota Motor Corp.	396
		1,281
	Banks - 8.3%
36	Banco ABC Brasil S.A.	223
36	Banco Bilbao Vizcaya Argentaria S.A.	417
38	Banco Santander Brasil S.A.	264
4	BNP Paribas	307
12	BS Financial Group, Inc.	200
6	Canadian Imperial Bank of Commerce	529
1	Citizens & Northern Corp.	18
6	Concentradora Fibra Hotelera	9
14	DGB Financial Group, Inc.	225
28	DNB ASA	502
179	E.Sun Financial Holdings Co	120
4	Erste Group Bank AG	134
7	First National Financial Corp.	140
1	Gronlandsbanken	96
3	Hana Financial Holdings	119
7	Home Capital Group, Inc.	570
20	HSBC Holdings plc	224
19	Itau Unibanco Banco Multiplo S.A. ADR	292
5	KBC Groep N.V.	296
11	Mizrahi Tefahot Bank Ltd.	130
6	National Bank of Canada	521
3	Shinhan Financial Group Co., Ltd.	132
27	Spar Nord Bank A/S ●	245
26	Standard Chartered plc	620
253	Turkiye Sinai Kalkinma Bankasi A.S.	247
		6,580
	Capital Goods - 7.2%
1	AGCO Corp.	82
4	AMETEK, Inc.	173
—	Arcam AB ●	27
13	BAE Systems plc	98
10	Balfour Beatty plc	48
2	Boeing Co.	241
1	Brenntag AG	167
1	Carlisle Cos., Inc.	38
4	Colfax Corp. ●	248
5	Compagnie De Saint-Gobain	253
1	Curtis-Wright Corp.	39
3	Danaher Corp.	250
1	Dover Corp.	103
2	Eaton Corp. plc	151
—	Esterline Technologies Corp. ●	37
2	European Aeronautic Defence & Space Co. N.V.	113
21	General Electric Co.	545
7	GrafTech International Ltd. ●	61
2	Honeywell International, Inc.	216
3	IDEX Corp.	184
3	Illinois Tool Works, Inc.	227
2	Ingersoll-Rand plc	167
6	KBR, Inc.	193
1	Leighton Holdings Ltd.	12
1	Lockheed Martin Corp.	135
10	Luxfer Holdings plc	181
1	Moog, Inc. Class A ●	38
—	Northrop Grumman Corp. ‡	31
3	Pentair Ltd.	225
—	Precision Castparts Corp.	71
1	Raytheon Co.	49
6	Rexel S.A.	160
7	Rolls-Royce Holdings plc	128
5	Russel Metals, Inc.	131
1	Safran S.A.	83
3	United Technologies Corp.	292
2	Vallourec S.A.	119
3	Vinci S.A.	212
2	WESCO International, Inc. ●	137
		5,665
	Commercial and Professional Services - 0.7%
4	ADT (The) Corp.	171
1	Equifax, Inc. ●	48
2	Huron Consulting Group, Inc. ●	142
2	Nielsen Holdings N.V.	83
2	Quintiles Transnational Holdings ●	92
7	Transfield Services Ltd.	9
		545
	Consumer Durables and Apparel - 2.3%
1	Adidas AG	130
4	Brunello Cucinelli S.p.A.	110
7	Coway Co., Ltd.	417
3	Fifth & Pacific Cos., Inc. ●	82
1	iRobot Corp. ●	34
3	Lululemon Athletica, Inc. ●	180
1	LVMH Moet Hennessy Louis Vuitton S.A.	256
3	NIKE, Inc. Class B	248
1	PVH Corp.	82
1	Ralph Lauren Corp.	94
69	Samsonite International S.A.	188
		1,821
	Consumer Services - 0.9%
1	Churchill Downs, Inc.	48
24	Domino's Pizza Enterprises Ltd.	354
18	MGM China Holdings Ltd.	61
2	Norwegian Cruise Line Holdings Ltd. ●	57
—	Panera Bread Co. Class A ●	66
8	Sands China Ltd.	56
—	Starwood Hotels & Resorts, Inc.	27
—	Vail Resorts, Inc.	9
—	Whitbread plc	23
—	Wyndham Worldwide Corp.	32
		733
	Diversified Financials - 3.9%
9	ARA Asset Management	13
22	CETIP S.A. - Mercados Organizado	241
65	Challenger Financial Services Group Ltd.	369
13	Citigroup, Inc.	625
11	EFG International AG ●	168
23	ING Groep N.V. ●	292
7	JP Morgan Chase & Co.	356
10	Julius Baer Group Ltd.	470
29	UBS AG	559
		3,093

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Energy - 8.3%
2	Anadarko Petroleum Corp.	$166
—	Antero Resources Corp.	11
1	Apache Corp.	131
3	Athlon Energy, Inc. ●	104
50	Beach Energy Ltd. ☼	68
24	BG Group plc	488
45	BP plc	347
4	BP plc ADR	185
15	Buru Energy Ltd. ●	23
19	Cairn Energy plc ●	87
3	Canadian Natural Resources Ltd. ADR	85
4	Chevron Corp.	431
32	CNOOC Ltd.	65
5	Cobalt International Energy, Inc. ●	105
1	ConocoPhillips Holding Co.	92
3	Consol Energy, Inc.	104
1	Dril-Quip, Inc. ●	66
7	Enbridge, Inc.	290
5	EnCana Corp. ADR	91
1	EOG Resources, Inc.	200
—	Eurasia Drilling Co., Ltd. §	21
5	Exxon Mobil Corp.	465
7	Galp Energia SGPS S.A.	115
3	Halliburton Co.	172
4	Imperial Oil Ltd.	194
11	Karoon Gas Australia Ltd. ●	46
42	Kunlun Energy Co., Ltd.	69
1	Marathon Petroleum Corp.	87
3	MEG Energy Corp. ●	106
1	National Oilwell Varco, Inc.	103
103	New Standard Energy Ltd. ●	13
1	Ocean Rig UDW, Inc. ●	26
13	Oil Search Ltd.	106
18	Ophilr Energy plc ●	97
6	Patterson-UTI Energy, Inc.	147
8	Petroleo Brasileiro S.A. ADR	141
3	Phillips 66	199
1	Pioneer Natural Resources Co.	184
34	Polskie Gornictwo Naftowe I	62
5	Reliance Industries Ltd.	81
4	Repsol S.A.	108
2	Royal Dutch Shell plc	64
5	Santos Ltd.	68
1	Schlumberger Ltd.	100
3	Southwestern Energy Co. ●	109
6	Statoil ASA	136
4	Superior Energy Services, Inc. ●	94
6	Tonengeneral Sekiyu KK	59
2	Tourmaline Oil Corp. ●	62
7	Trican Well Service Ltd.	98
4	Tullow Oil plc	63
		6,534
	Food and Staples Retailing - 1.8%
6	Carrefour S.A.	234
2	Costco Wholesale Corp.	261
1	CVS Caremark Corp. ●	93
6	Seven & I Holdings Co., Ltd.	211
27	Tesco plc	157
3	Walgreen Co.	168
8	Woolworths Ltd.	264
		1,388
	Food, Beverage and Tobacco - 8.7%
8	Altria Group, Inc.	316
6	Anheuser-Busch InBev N.V.	614
3	British American Tobacco plc	148
27	Coca-Cola Co.	1,073
1	Coca-Cola Enterprises, Inc.	42
18	Diageo Capital plc	572
4	Hillshire (The) Brands Co.	127
4	Imperial Tobacco Group plc	147
41	ITC Ltd.	224
6	Kraft Foods Group, Inc.	305
20	Lorillard, Inc.	1,009
18	Mondelez International, Inc.	611
12	Nestle S.A.	872
6	New Britain Palm Oil Ltd.	39
8	Philip Morris International, Inc.	748
		6,847
	Health Care Equipment and Services - 3.3%
1	Abbott Laboratories	50
1	Aetna, Inc.	85
3	Al Noor Hospitals Group ●	40
9	Boston Scientific Corp. ●	107
2	Cardinal Health, Inc.	90
1	Cie Generale d'Optique Essilor International S.A.	84
2	CIGNA Corp.	166
1	Community Health Systems, Inc.	42
3	Covidien plc	215
2	Envision Healthcare Holdings ●	52
4	HCA Holdings, Inc.	212
2	Hologic, Inc. ●	55
—	M3, Inc.	126
2	McKesson Corp.	278
3	Medtronic, Inc.	199
7	NMC Health plc	43
3	Olympus Corp.	93
5	Smith & Nephew plc	70
1	St. Jude Medical, Inc.	69
2	Stryker Corp.	130
—	Sysmex Corp.	20
3	UnitedHealth Group, Inc.	232
—	Universal Health Services, Inc. Class B	5
1	Zimmer Holdings, Inc.	109
		2,572
	Household and Personal Products - 0.3%
2	Beiersdorf AG	163
—	Coty, Inc. ●	5
32	Jyothy Laboratories Ltd.	97
		265
	Insurance - 3.1%
3	ACE Ltd.	239
4	Ageas	170
15	AXA S.A.	385
2	Berkshire Hathaway, Inc. Class B ●	231
18	Delta Lloyd N.V.	381
73	Direct Line Insurance Group plc	261
81	Old Mutual plc	263

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Research Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Insurance - 3.1% - (continued)
20	Storebrand ASA	$128
12	XL Group plc	376
		2,434
	Materials - 4.9%
2	Akzo Nobel N.V. ⌂	148
2	Allegheny Technologies, Inc.	75
8	Anglo American plc	182
3	ArcelorMittal ADR	49
4	Asahi Kasei Corp.	28
10	AuRico Gold, Inc.	42
5	AZ Electronic Materials S.A.	24
3	Ball Corp.	134
3	Billerud	32
1	Boise Cascade Co. ●	34
1	Cabot Corp.	45
1	Celanese Corp.	61
54	China Shanshui Cement Group	19
9	Constellium N.V. ●	164
2	Crown Holdings, Inc. ●	92
5	Dow Chemical Co.	182
9	EcoSynthetix, Inc. ●	27
61	Fosun International	59
11	Graphic Packaging Holding Co. ●	92
2	HeidelbergCement AG	143
79	Huabao International Holdings Ltd.	35
2	International Paper Co.	92
4	JSR Corp.	79
3	Lafarge S.A.	189
1	Lanxess	72
2	Louisiana-Pacific Corp. ●	37
2	LyondellBasell Industries Class A	154
1	MeadWestvaco Corp.	18
2	Methanex Corp. ADR	115
6	Mitsubishi Chemical Holdings	30
283	Mongolian Mining Corp. ●	46
2	Monsanto Co.	159
1	Mosaic Co.	28
11	Newcrest Mining Ltd.	105
15	Nine Dragons Paper Holdings	12
3	Nippon Shokubai Co., Ltd.	34
8	NuFarm Ltd.	36
6	Omnova Solutions, Inc. ●	48
3	Owens-Illinois, Inc. ●	81
51	Platinum Group Metals Ltd. ●	59
6	Rexam plc	48
2	Rio Tinto plc	102
1	Sherwin-Williams Co.	96
1	Shin-Etsu Chemical Co., Ltd.	57
5	Smurfit Kappa Group plc	111
10	Synthomer plc	39
2	Tikkurila Oyj	54
8	Ube Industries Ltd.	16
1	Umicore S.A.	65
5	Universal Stainless & Alloy Products, Inc. ●	159
—	Westlake Chemical Corp.	30
		3,838
	Media - 4.4%
10	British Sky Broadcasting Group plc	151
2	Charter Communications, Inc. ●	202
5	Comcast Corp. Class A	244
3	Comcast Corp. Special Class A	148
12	Cyfrowy Polsat S.A. ●	91
3	Dentsu, Inc.	99
2	DreamWorks Animation SKG, Inc. ●	75
2	Fuji Media Holdings, Inc.	42
8	Havas S.A.	64
2	Imax Corp. ●	52
6	Interpublic Group of Cos., Inc.	94
1	Liberty Global plc ●	70
1	MDC Partners, Inc. Class A	30
18	Megacable Holdings - CPO ●	59
1	Omnicom Group, Inc. ●	35
8	Pandora Media, Inc. ●	213
10	Reed Elsevier Capital, Inc.	146
17	Sirius XM Radio, Inc.	63
3	Thomson Reuters Corp.	99
3	Time Warner Cable, Inc.	399
5	Time Warner, Inc.	325
3	Tremor Video, Inc. ●	31
3	TV Asahi Corp.	66
7	TVA S.A.	36
5	United Business Media Ltd.	57
8	Walt Disney Co.	565
		3,456
	Pharmaceuticals, Biotechnology and Life Sciences - 7.3%
1	Acorda Therapeutics, Inc. ●	34
1	Actavis plc ●	155
1	Actelion Ltd.	50
1	Agilent Technologies, Inc.	49
2	Algeta ASA ●	63
6	Alkermes plc ●	215
3	Almirall S.A.	43
1	Alnylam Pharmaceuticals, Inc. ●	48
17	Arena Pharmaceuticals, Inc. ●	76
1	Astellas Pharma, Inc.	80
3	AstraZeneca plc ADR	170
2	Auxilium Pharmaceuticals, Inc. ●	34
1	Biogen Idec, Inc.	153
12	Bristol-Myers Squibb Co.	646
1	Celgene Corp. ●	138
1	Covance, Inc. ●	77
1	Cubist Pharmaceuticals, Inc. ●	58
6	Daiichi Sankyo Co., Ltd.	117
2	Eisai Co., Ltd.	96
8	Eli Lilly & Co.	379
13	Exelixis, Inc. ●	65
5	Forest Laboratories, Inc. ●	255
6	Gilead Sciences, Inc. ●	406
2	H. Lundbeck A/S	44
2	Immunogen, Inc. ●	30
1	Incyte Corp. ●	57
4	Ironwood Pharmaceuticals, Inc. ●	38
2	Johnson & Johnson	170
3	Medicines Co. ●	102
10	Merck & Co., Inc.	434
2	Mylan, Inc. ●	66
2	NPS Pharmaceuticals, Inc. ●	49
1	Ono Pharmaceutical Co., Ltd.	47

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 7.3% - (continued)
1	Regeneron Pharmaceuticals, Inc. ●	$416
1	Roche Holding AG	158
—	Salix Pharmaceuticals Ltd. ●	15
2	Seattle Genetics, Inc. ●	72
10	Shionogi & Co., Ltd.	212
7	Teva Pharmaceutical Industries Ltd. ADR	252
2	UCB S.A.	129
1	Vertex Pharmaceuticals, Inc. ●	93
		5,791
	Real Estate - 2.2%
—	Acadia Realty Trust REIT	10
—	Alexander & Baldwin, Inc. ●	15
1	American Assets Trust, Inc. REIT	20
—	American Tower Corp. REIT	20
—	AvalonBay Communities, Inc. REIT	52
229	Bekasi Fajar Industrial Estate Tbk PT	10
15	Beni Stabili S.p.A.	10
3	Big Yellow Group REIT	21
—	Boston Properties, Inc. REIT	33
—	Camden Property Trust REIT	16
2	Cheung Kong Holdings Ltd.	37
5	Corporacion Inmobiliaria Vesta S. de RL de C.V.	10
2	Cousins Properties, Inc. REIT	18
—	Daito Trust Construction Co., Ltd.	35
1	DDR Corp. REIT	20
1	Derwent London plc REIT	40
1	Deutsche Annington Immobile ●	19
—	Deutsche Wohnen A.G.	4
18	Dexus Property Group REIT	18
1	Douglas Emmett, Inc. REIT	29
—	EastGroup Properties, Inc. REIT	22
1	Equity Lifestyle Properties, Inc. REIT	25
—	Essex Property Trust, Inc. REIT	45
1	EuroBank Properties REIT ●	11
—	Extra Space Storage, Inc. REIT	21
1	Fastighets AB Balder ●	12
1	Fibra Uno Administracion S.A. REIT	5
1	First Industrial Realty Trust, Inc. REIT	19
2	Forest City Enterprises, Inc. Class A REIT ●	35
1	Gagfah S.A.	13
3	General Growth Properties, Inc. REIT	59
7	Goodman Group REIT	34
3	Hammerson plc REIT	22
1	Health Care, Inc. REIT	60
2	Host Hotels & Resorts, Inc. REIT	29
6	Hysan Development Co., Ltd.	29
—	Icade REIT	10
—	Industrial & Infrastructure Fund Investment Corp. REIT	37
—	Japan Logistics Fund REIT	42
1	Kennedy-Wilson Holdings, Inc.	10
—	Kilroy Realty Corp. REIT	8
2	Land Securities Group plc REIT	34
6	Link (The) REIT	31
2	Londonmetric Property plc	5
16	Mirvac Group REIT	27
3	Mitsubishi Estate Co., Ltd.	95
2	Mitsui Fudosan Co., Ltd.	80
2	Ntt Urban Development Corp.	31
68	Pakuwon Jati TBK	2
—	Public Storage REIT	51
1	Rayonier, Inc. REIT	24
—	RLJ Lodging Trust REIT	10
39	Robinsons Land Corp.	21
1	Simon Property Group, Inc. REIT	77
—	SL Green Realty Corp. REIT	39
2	Sun Hung Kai Properties Ltd.	31
6	Supalai Public Co., Ltd.	3
—	Taubman Centers, Inc. REIT	14
—	Unibail Rodamco REIT	65
3	Unite Group plc	21
—	Wereldhave N.V. REIT	12
4	Westfield Group REIT	43
1	Wihlborgs Fastigheter A.B.	17
		1,718
	Retailing - 5.9%
3	Amazon.com, Inc.	1,071
—	AutoZone, Inc. ●	138
5	Best Buy Co., Inc.	234
4	Dollar Tree, Inc. ●	212
1	DSW, Inc.	69
2	Five Below, Inc. ●	93
3	GNC Holdings, Inc.	150
4	Groupon, Inc. ●	39
5	Hennes & Mauritz Ab	232
2	HSN, Inc.	106
94	Intime Retail Group Co., Ltd.	112
3	Kohl's Corp.	161
11	Lowe's Co., Inc.	536
27	Marks & Spencer Group plc	219
—	Netflix, Inc. ●	35
1	PetSmart, Inc.	88
4	Pier 1 Imports, Inc.	88
—	Priceline.com, Inc. ●	306
19	Rakuten, Inc.	252
2	Ross Stores, Inc.	117
1	Ryohin Keikaku Co., Ltd.	101
3	TJX Cos., Inc.	201
1	TripAdvisor, Inc. ●	98
		4,658
	Semiconductors and Semiconductor Equipment - 2.7%
4	ASM Pacific Technology Ltd.	39
1	ASML Holding N.V.	115
3	Broadcom Corp. Class A	80
4	First Solar, Inc. ●	192
3	Hynix Semiconductor, Inc.	98
20	Intel Corp.	483
1	International Rectifier Corp. ●	21
2	Lam Research Corp. ●	94
2	Maxim Integrated Products, Inc.	51
1	Montage Technology Group Ltd. ●	10
9	NXP Semiconductors N.V. ●	395
7	RF Micro Devices, Inc. ●	38
—	Samsung Electronics Co., Ltd.	230
1	Silicon Laboratories, Inc. ●	44

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Research Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Semiconductors and Semiconductor Equipment - 2.7% - (continued)
56	Taiwan Semiconductor Manufacturing Co., Ltd.	$206
		2,096
	Software and Services - 6.6%
3	Accenture plc	210
12	Activision Blizzard, Inc.	195
4	Akamai Technologies, Inc. ●	162
1	Alliance Data Systems Corp.	221
3	Autodesk, Inc. ●	109
2	Automatic Data Processing, Inc.	150
1	CACI International, Inc. Class A ●	39
8	Cadence Design Systems, Inc. ●	109
3	Cognizant Technology Solutions Corp. ●	302
7	Dropbox, Inc. ⌂●†	81
11	eBay, Inc. ●	558
8	Facebook, Inc. ●	415
7	FireEye, Inc. ⌂●†	259
9	Genpact Ltd. ●	171
1	Google, Inc. ●	582
2	Heartland Payment Systems, Inc.	89
21	Higher One Holdings, Inc. ●	170
9	Kakaku.com, Inc.	182
—	LinkedIn Corp. Class A ●	102
3	Oracle Corp.	100
2	Sumisho Computer Systems Corp. ☼	38
1	Tencent Holdings Ltd.	76
2	Teradata Corp. ●	91
8	VeriFone Systems, Inc. ●	182
2	Visa, Inc.	366
—	WEX, Inc. ●	10
6	Yahoo!, Inc. ●	202
		5,171
	Technology Hardware and Equipment - 3.0%
12	AAC Technologies Holdings, Inc.	54
10	Advantech Co., Ltd.	64
2	Apple, Inc. ●	942
5	Calix, Inc. ●	47
2	Ciena Corp. ●	57
11	Delta Electronics, Inc.	57
9	EMC Corp.	220
11	Juniper Networks, Inc. ●	212
1	National Instruments Corp.	22
2	NetApp, Inc.	71
2	Palo Alto Networks, Inc. ●	88
—	QIWI plc ADR	11
4	Qualcomm, Inc.	243
1	Rogers Corp. ●	75
1	Stratasys Ltd. ●	76
7	Wacom Co., Ltd.	51
36	WPG Holdings Co., Ltd.	43
		2,333
	Telecommunication Services - 3.0%
26	Axiata Group Berhad	57
3	BCE, Inc.	118
49	Bezeq Israeli Telecommunication Corp., Ltd.	85
11	Bharti Airtel Ltd.	64
13	China Mobile Ltd.	135
3	Elisa Oyj	74
13	Hellenic Telecommunications Organization S.A.	160
20	Idea Cellular Ltd.	57
4	Intelsat S.A. ●	73
1	KDDI Corp.	73
3	Nippon Telegraph & Telephone Corp. ADR	86
1	Philippine Long Distance Telephone Co. ADR	54
2	SK Telecom Co., Ltd. ADR	59
2	SoftBank Corp.	115
—	Swisscom AG	61
9	Telefonica Deutschland Holdings	69
9	Telefonica S.A.	152
6	Telenor ASA	146
8	Telia Ab	63
12	T-Mobile US, Inc.	323
5	Turkcell Iletisim Hizmetleri A.S. ADR ●	84
80	Vodafone Group plc	292
		2,400
	Transportation - 3.2%
21	Air France	220
377	AirAsia Berhad	320
67	AirAsia X Berhad ●	24
8	Covenant Transport ●	54
18	Delta Air Lines, Inc.	477
1	DSV A/S	21
2	FedEx Corp.	250
—	Flughafen Zuerich AG	128
1	Genesee & Wyoming, Inc. Class A ●	143
3	J.B. Hunt Transport Services, Inc.	227
1	Kansas City Southern	95
1	Norfolk Southern Corp.	87
16	Transurban Group	109
17	US Airways Group, Inc. ●	369
2	XPO Logistics, Inc. ●	41
		2,565
	Utilities - 4.1%
2	Alliant Energy Corp.	115
8	Cheung Kong Infrastructure Holdings Ltd.	56
9	Cia de Saneamento Basico do Estado de Sao Paulo	93
4	Cia Paranaense de Energie	60
3	Dominion Resources, Inc.	170
4	Duke Energy Corp.	254
7	E.On SE	127
3	Endesa S.A.	77
41	Enel Green Power S.p.A.	101
16	ENN Energy Holdings Ltd.	95
6	GDF Suez	156
191	Guangdong Investment Ltd.	164
10	Iberdrola S.A.	62
17	National Grid plc	212
6	NextEra Energy, Inc.	484
4	Northeast Utilities	163
4	NRG Yield, Inc.	153
6	OGE Energy Corp.	207
17	Osaka Gas Co., Ltd.	72
4	Pattern Energy Group, Inc. ●	90
1	PG&E Corp.	52
14	Snam S.p.A.	73

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Utilities - 4.1% - (continued)
8	Suez Environment S.A.		$141
17	Tokyo Gas Co., Ltd.		92
			3,269
	Total common stocks
	(cost $65,015)		$77,053

PREFERRED STOCKS - 0.4%
	Automobiles and Components - 0.4%
1	Volkswagen AG N.V.		$280

	Total preferred stocks
	(cost $219)		$280

EXCHANGE TRADED FUNDS - 0.3%
	Other Investment Pools and Funds - 0.3%
5	Industrial Select Sector SPDR Fund		$251

	Total exchange traded funds
	(cost $234)		$251

	Total long-term investments
	(cost $65,468)		$77,584

SHORT-TERM INVESTMENTS - 1.7%
Repurchase Agreements - 1.7%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $111, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $113)
$111	0.10%, 10/31/2013		$111
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $39, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $39)
39	0.09%, 10/31/2013		39
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $178, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $181)
178	0.08%, 10/31/2013		178
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $504,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$514)
504	0.09%, 10/31/2013		504
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $203, collateralized by FHLMC
2.50% - 7.50%, 2026 - 2043, FNMA 3.00%
- 7.00%, 2026 - 2043, GNMA 2.67% -
	5.00%, 2024 - 2048, value of $207)
203	0.12%, 10/31/2013		203
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $120, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $122)
120	0.09%, 10/31/2013		120
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $211, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $216)
211	0.10%, 10/31/2013		211
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $1, collateralized by U.S. Treasury Note 0.63%, 2017, value of $1)
1	0.09%, 10/31/2013		1
			1,367
	Total short-term investments
	(cost $1,367)		$1,367

	Total investments
	(cost $66,835) ▲	100.1%	$78,951
	Other assets and liabilities	(0.1)%	(96)
	Total net assets	100.0%	$78,855

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Research Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $67,830 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,853
Unrealized Depreciation	(1,732)
Net Unrealized Appreciation	$11,121

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value of these securities was $340, which represents 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $21, which rounds to zero percent of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2012 - 06/2013	2	Akzo Nobel N.V.	$114
05/2012	7	Dropbox, Inc.	64
12/2012	7	FireEye, Inc.	78

At October 31, 2013, the aggregate value of these securities was $488, which represents 0.6% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $27 at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

12

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/04/2013	CSFB	$3	$3	$–
AUD	Buy	11/06/2013	UBS	4	4	–
AUD	Sell	11/06/2013	UBS	16	16	–
CAD	Sell	11/05/2013	DEUT	1	1	–
CHF	Buy	11/05/2013	CSFB	16	16	–
EUR	Buy	11/05/2013	BOA	11	11	–
EUR	Sell	11/04/2013	BOA	2	2	–
EUR	Sell	11/01/2013	DEUT	13	13	–
GBP	Buy	11/05/2013	BOA	11	11	–
GBP	Sell	11/05/2013	BOA	3	3	–
HKD	Sell	11/05/2013	JPM	7	7	–
JPY	Buy	11/05/2013	JPM	23	23	–
JPY	Sell	12/20/2013	DEUT	154	153	1
TWD	Sell	11/01/2013	JPM	20	20	–
						$1

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
TWD	Taiwan Dollar

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Research Fund
Investment Valuation Hierarchy Level Summary – (continued)
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$1,281	$279	$1,002	$–
Banks	6,580	2,662	3,918	–
Capital Goods	5,665	4,432	1,233	–
Commercial and Professional Services	545	536	9	–
Consumer Durables and Apparel	1,821	720	1,101	–
Consumer Services	733	239	494	–
Diversified Financials	3,093	1,222	1,871	–

Energy	$6,534	$4,382	$2,152	$–
Food and Staples Retailing	1,388	522	866	–
Food, Beverage and Tobacco	6,847	4,231	2,616	–
Health Care Equipment and Services	2,572	2,179	393	–
Household and Personal Products	265	5	260	–
Insurance	2,434	1,107	1,327	–
Materials	3,838	2,073	1,765	–
Media	3,456	2,859	597	–
Pharmaceuticals, Biotechnology and Life Sciences	5,791	4,859	932	–
Real Estate	1,718	857	861	–
Retailing	4,658	3,742	916	–
Semiconductors and Semiconductor Equipment	2,096	1,523	573	–
Software and Services	5,171	4,535	296	340
Technology Hardware and Equipment	2,333	2,064	269	–
Telecommunication Services	2,400	797	1,603	–
Transportation	2,565	1,743	822	–
Utilities	3,269	1,841	1,428	–
Total	77,053	49,409	27,304	340
Exchange Traded Funds	251	251	–	–
Preferred Stocks	280	–	280	–
Short-Term Investments	1,367	–	1,367	–
Total	$78,951	$49,660	$28,951	$340
Foreign Currency Contracts*	1	–	1	–
Total	$1	$–	$1	$–
Liabilities:
Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–

♦	For the year ended October 31, 2013, investments valued at $541 were transferred from Level 1 to Level 2, and investments valued at $424 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Research Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2013
Assets:
Common Stocks	$71	$(515)	$709	†	$—	$78	$(3)	$—	$—	$340
Total	$71	$(515)	$709		$—	$78	$(3)	$—	$—	$340

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $193.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Research Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $66,835)	$78,951
Cash	—
Foreign currency on deposit with custodian (cost $4)	4
Unrealized appreciation on foreign currency contracts	1
Receivables:
Investment securities sold	843
Fund shares sold	27
Dividends and interest	89
Other assets	80
Total assets	79,995
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	932
Fund shares redeemed	147
Investment management fees	14
Administrative fees	—
Distribution fees	6
Accrued expenses	41
Total liabilities	1,140
Net assets	$78,855
Summary of Net Assets:
Capital stock and paid-in-capital	$70,716
Undistributed net investment income	190
Accumulated net realized loss	(4,169)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	12,118
Net assets	$78,855

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.96/$12.66
Shares outstanding	4,963
Net assets	$59,361
Class B: Net asset value per share	$11.75
Shares outstanding	260
Net assets	$3,057
Class C: Net asset value per share	$11.73
Shares outstanding	856
Net assets	$10,041
Class I: Net asset value per share	$12.00
Shares outstanding	88
Net assets	$1,052
Class R3: Net asset value per share	$11.92
Shares outstanding	43
Net assets	$517
Class R4: Net asset value per share	$11.97
Shares outstanding	36
Net assets	$436
Class R5: Net asset value per share	$12.01
Shares outstanding	35
Net assets	$416
Class Y: Net asset value per share	$12.00
Shares outstanding	331
Net assets	$3,975

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Research Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$1,743
Interest	1
Less: Foreign tax withheld	(113)
Total investment income	1,631

Expenses:
Investment management fees	704
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	185
Class B	18
Class C	29
Class I	2
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	129
Class B	33
Class C	94
Class R3	2
Class R4	1
Custodian fees	25
Accounting services fees	14
Registration and filing fees	67
Board of Directors' fees	3
Audit fees	35
Other expenses	32
Total expenses (before waivers and fees paid indirectly)	1,375
Expense waivers	(162)
Transfer agent fee waivers	(39)
Commission recapture	(3)
Custodian fee offset	—
Total waivers and fees paid indirectly	(204)
Total expenses, net	1,171
Net Investment Income	460
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	11,628
Net realized gain on futures	4
Net realized gain on foreign currency contracts	66
Net realized gain on other foreign currency transactions	10
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	11,708
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	7,708
Net unrealized depreciation of foreign currency contracts	(8)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	2
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	7,702
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	19,410
Net Increase in Net Assets Resulting from Operations	$19,870

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global Research Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$460	$1,286
Net realized gain on investments, other financial instruments and foreign currency transactions	11,708	3,136
Net unrealized appreciation of investments and foreign currency transactions	7,702	2,528
Net Increase in Net Assets Resulting from Operations	19,870	6,950
Distributions to Shareholders:
From net investment income
Class A	(887)	(125)
Class B	(31)	(1)
Class C	(103)	(2)
Class I	(17)	(3)
Class R3	(7)	—
Class R4	(7)	(1)
Class R5	(7)	(2)
Class Y	(538)	(526)
Total from net investment income	(1,597)	(660)
From net realized gain on investments
Class A	—	(2,778)
Class B	—	(307)
Class C	—	(611)
Class I	—	(31)
Class R3	—	(18)
Class R4	—	(18)
Class R5	—	(17)
Class Y	—	(4,181)
Total from net realized gain on investments	—	(7,961)
Total distributions	(1,597)	(8,621)
Capital Share Transactions:
Class A	793	689
Class B	(1,247)	(1,620)
Class C	(1,124)	(1,208)
Class I	136	157
Class R3	44	64
Class R4	14	25
Class R5	8	20
Class Y	(21,713)	(41,107)
Net decrease from capital share transactions	(23,089)	(42,980)
Net Decrease in Net Assets	(4,816)	(44,651)
Net Assets:
Beginning of period	83,671	128,322
End of period	$78,855	$83,671
Undistributed (distribution in excess of) net investment income	$190	$1,245

The accompanying notes are an integral part of these financial statements.

18

The Hartford Global Research Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Global Research Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the

19

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

20

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

21

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may

22

include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

23

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. As of October 31, 2013, the Fund had no outstanding futures contracts.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

24

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$4	$—	$—	$4
Net realized gain on foreign currency contracts	—	66	—	—	—	—	66
Total	$—	$66	$—	$4	$—	$—	$70

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(8)	$—	$—	$—	$—	$(8)
Total	$—	$(8)	$—	$—	$—	$—	$(8)

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no

25

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$1,597	$854
Long-Term Capital Gains ‡	—	7,767

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,660
Undistributed Long-Term Capital Gain	5,234
Accumulated Capital Losses *	(9,877)
Unrealized Appreciation †	11,122
Total Accumulated Earnings	$8,139

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$82
Accumulated Net Realized Gain (Loss)	(82)

26

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$2,288
2016	3,756
2017	1,099
2018	2,734
Total	$9,877

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2013, the Fund utilized $3,044 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

27

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8750%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

28

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.20
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	1.00

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $158 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

29

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	77%
Class R4	92
Class R5	97
Class Y	3

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$77,286
Sales Proceeds Excluding U.S. Government Obligations	101,146

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	836	88	(859)	65	903	343	(1,126)	120
Amount	$8,896	$859	$(8,962)	$793	$8,135	$2,786	$(10,232)	$689
Class B
Shares	6	3	(129)	(120)	15	32	(223)	(176)
Amount	$66	$28	$(1,341)	$(1,247)	$130	$256	$(2,006)	$(1,620)
Class C
Shares	49	10	(168)	(109)	51	70	(247)	(126)
Amount	$519	$95	$(1,738)	$(1,124)	$440	$556	$(2,204)	$(1,208)
Class I
Shares	69	1	(56)	14	54	3	(39)	18
Amount	$722	$14	$(600)	$136	$483	$27	$(353)	$157
Class R3
Shares	6	1	(3)	4	6	2	(1)	7
Amount	$64	$7	$(27)	$44	$52	$18	$(6)	$64
Class R4
Shares	—	1	—	1	1	2	—	3
Amount	$7	$7	$—	$14	$6	$19	$—	$25
Class R5
Shares	—	1	—	1	1	2	—	3
Amount	$1	$7	$—	$8	$1	$19	$—	$20
Class Y
Shares	257	55	(2,378)	(2,066)	3,794	576	(9,202)	(4,832)
Amount	$2,619	$538	$(24,870)	$(21,713)	$34,267	$4,707	$(80,081)	$(41,107)
Total
Shares	1,223	160	(3,593)	(2,210)	4,825	1,030	(10,838)	(4,983)
Amount	$12,894	$1,555	$(37,538)	$(23,089)	$43,514	$8,388	$(94,882)	$(42,980)

30

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	38	$ 408
For the Year Ended October 31, 2012	44	$ 402

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

31

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

32

The Hartford Global Research Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$9.50	$0.07	$2.57	$2.64	$(0.18)	$–	$(0.18)	$11.96	28.25%	$59,361	1.73%	1.45%	0.65%
B	9.32	(0.01)	2.53	2.52	(0.09)	–	(0.09)	11.75	27.22	3,057	2.66	2.20	(0.07)
C	9.32	(0.01)	2.53	2.52	(0.11)	–	(0.11)	11.73	27.27	10,041	2.43	2.20	(0.09)
I	9.54	0.09	2.58	2.67	(0.21)	–	(0.21)	12.00	28.50	1,052	1.38	1.20	0.88
R3	9.47	0.05	2.57	2.62	(0.17)	–	(0.17)	11.92	28.03	517	1.85	1.65	0.43
R4	9.52	0.08	2.56	2.64	(0.19)	–	(0.19)	11.97	28.24	436	1.54	1.35	0.75
R5	9.54	0.11	2.58	2.69	(0.22)	–	(0.22)	12.01	28.75	416	1.23	1.05	1.05
Y	9.53	0.10	2.60	2.70	(0.23)	–	(0.23)	12.00	28.84	3,975	1.14	1.00	1.02

For the Year Ended October 31, 2012
A	$9.30	$0.07	$0.71	$0.78	$(0.02)	$(0.56)	$(0.58)	$9.50	9.52%	$46,551	1.78%	1.45%	0.82%
B	9.17	–	0.71	0.71	–	(0.56)	(0.56)	9.32	8.78	3,542	2.69	2.20	0.05
C	9.17	0.01	0.70	0.71	–	(0.56)	(0.56)	9.32	8.78	8,994	2.47	2.20	0.06
I	9.33	0.09	0.73	0.82	(0.05)	(0.56)	(0.61)	9.54	9.91	708	1.35	1.20	1.03
R3	9.26	0.06	0.71	0.77	–	(0.56)	(0.56)	9.47	9.38	371	1.86	1.65	0.63
R4	9.31	0.08	0.72	0.80	(0.03)	(0.56)	(0.59)	9.52	9.72	334	1.55	1.35	0.91
R5	9.33	0.11	0.72	0.83	(0.06)	(0.56)	(0.62)	9.54	10.04	322	1.24	1.05	1.21
Y	9.32	0.13	0.70	0.83	(0.06)	(0.56)	(0.62)	9.53	10.12	22,849	1.10	1.00	1.48

For the Year Ended October 31, 2011
A	$9.56	$0.06	$(0.27)	$(0.21)	$(0.05)	$–	$(0.05)	$9.30	(2.22)%	$44,414	1.74%	1.45%	0.58%
B	9.45	(0.02)	(0.26)	(0.28)	–	–	–	9.17	(2.96)	5,101	2.59	2.20	(0.17)
C	9.45	(0.02)	(0.26)	(0.28)	–	–	–	9.17	(2.96)	10,009	2.41	2.20	(0.17)
I	9.60	0.10	(0.28)	(0.18)	(0.09)	–	(0.09)	9.33	(1.93)	526	1.21	1.10	1.05
R3	9.53	0.04	(0.27)	(0.23)	(0.04)	–	(0.04)	9.26	(2.42)	294	1.81	1.65	0.38
R4	9.57	0.07	(0.27)	(0.20)	(0.06)	–	(0.06)	9.31	(2.09)	299	1.51	1.35	0.68
R5	9.59	0.10	(0.27)	(0.17)	(0.09)	–	(0.09)	9.33	(1.81)	292	1.20	1.05	0.98
Y	9.58	0.10	(0.26)	(0.16)	(0.10)	–	(0.10)	9.32	(1.77)	67,387	1.10	1.00	1.00

For the Year Ended October 31, 2010
A	$8.01	$0.04	$1.52	$1.56	$(0.01)	$–	$(0.01)	$9.56	19.48%	$47,429	1.85%	1.48%	0.48%
B	7.97	(0.03)	1.51	1.48	–	–	–	9.45	18.57	7,209	2.72	2.24	(0.30)
C	7.97	(0.03)	1.51	1.48	–	–	–	9.45	18.57	12,910	2.52	2.23	(0.30)
I	8.02	0.07	1.53	1.60	(0.02)	–	(0.02)	9.60	20.00	517	1.26	1.12	0.87
R3	8.00	0.02	1.51	1.53	–	–	–	9.53	19.13	313	1.90	1.72	0.22
R4	8.01	0.04	1.52	1.56	–	–	–	9.57	19.48	299	1.60	1.45	0.49
R5	8.02	0.07	1.51	1.58	(0.01)	–	(0.01)	9.59	19.77	297	1.29	1.14	0.81
Y	8.01	0.07	1.52	1.59	(0.02)	–	(0.02)	9.58	19.92	47,067	1.21	1.07	0.91

See Portfolio Turnover information on the next page.

33

The Hartford Global Research Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009
A	$6.55	$0.03	$1.50	$1.53	$(0.07)	$–	$(0.07)	$8.01	23.65%	$47,527	2.19%	1.59%	0.44%
B	6.51	(0.05)	1.53	1.48	(0.02)	–	(0.02)	7.97	22.89	8,964	2.83	2.24	(0.82)
C	6.51	(0.06)	1.54	1.48	(0.02)	–	(0.02)	7.97	22.91	14,297	2.67	2.39	(0.99)
I	6.56	0.07	1.47	1.54	(0.08)	–	(0.08)	8.02	23.97	317	1.91	1.32	1.00
R3	6.53	0.03	1.48	1.51	(0.04)	–	(0.04)	8.00	23.36	248	2.62	1.90	0.52
R4	6.54	0.04	1.49	1.53	(0.06)	–	(0.06)	8.01	23.70	243	2.31	1.65	0.78
R5	6.55	0.07	1.48	1.55	(0.08)	–	(0.08)	8.02	24.05	244	2.01	1.40	1.03
Y	6.56	0.02	1.52	1.54	(0.09)	–	(0.09)	8.01	23.85	5,241	1.51	1.30	0.26

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	100%
For the Year Ended October 31, 2012	107
For the Year Ended October 31, 2011	102
For the Year Ended October 31, 2010	100
For the Year Ended October 31, 2009	217	(A)

(A)	During the year ended October 31, 2009, The Hartford Global Research Fund incurred $50.9 million in sales of securities held associated with the transition of assets from The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund, which merged into the Fund on August 28, 2009. These sales are excluded from the portfolio turnover calculation.

34

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Research Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Research Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 18, 2013

35

The Hartford Global Research Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

36

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

37

The Hartford Global Research Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38

The Hartford Global Research Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

39

The Hartford Global Research Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,118.80	$7.75	$1,000.00	$1,017.89	$7.38	1.45%	184	365
Class B	$1,000.00	$1,114.80	$11.73	$1,000.00	$1,014.11	$11.18	2.20	184	365
Class C	$1,000.00	$1,114.00	$11.73	$1,000.00	$1,014.11	$11.18	2.20	184	365
Class I	$1,000.00	$1,120.40	$6.42	$1,000.00	$1,019.15	$6.11	1.20	184	365
Class R3	$1,000.00	$1,118.20	$8.82	$1,000.00	$1,016.88	$8.39	1.65	184	365
Class R4	$1,000.00	$1,118.70	$7.21	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R5	$1,000.00	$1,120.30	$5.62	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class Y	$1,000.00	$1,121.50	$5.35	$1,000.00	$1,020.16	$5.10	1.00	184	365

40

The Hartford Global Research Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Global Research Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered

41

The Hartford Global Research Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

42

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

43

The Hartford Global Research Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

44

The Hartford Global Research Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

45

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-GR13 12/13 113980-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD GROWTH ALLOCATION FUND 2013 Annual Report

The Hartford Growth Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Growth Allocation Fund inception 05/28/2004

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 5/28/04 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Growth Allocation A#	20.02%	12.86%	6.59%
Growth Allocation A##	13.42%	11.59%	5.95%
Growth Allocation B#	19.00%	11.98%	5.93%*
Growth Allocation B##	14.00%	11.72%	5.93%*
Growth Allocation C#	19.17%	12.04%	5.83%
Growth Allocation C##	18.17%	12.04%	5.83%
Growth Allocation I#	20.46%	13.25%	6.87%
Growth Allocation R3#	19.71%	12.55%	6.34%
Growth Allocation R4#	20.11%	12.89%	6.61%
Growth Allocation R5#	20.44%	13.23%	6.83%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.98%
MSCI All Country World Index	23.95%	14.09%	7.68%

▲	Inception: 05/28/2004
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Growth Allocation Fund

Manager Discussion

October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Growth Allocation Class A	1.35%	1.35%
Growth Allocation Class B	2.15%	2.15%
Growth Allocation Class C	2.08%	2.08%
Growth Allocation Class I	1.03%	1.03%
Growth Allocation Class R3	1.63%	1.63%
Growth Allocation Class R4	1.33%	1.33%
Growth Allocation Class R5	1.03%	1.03%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Richard P. Meagher, CFA	Wendy M. Cromwell, CFA
Vice President, Asset Allocation Strategist and Portfolio Manager	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Growth Allocation Fund returned 20.02%, before sales charge, for the twelve-month period ended October 31, 2013, versus the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index, which returned -1.08% and 23.95%, respectively, for the same period. The Fund outperformed the average return for the Lipper Mixed-Asset Target Growth Funds category, a group of funds with investment strategies similar to that of the Fund, which returned 18.19%.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income assets experienced mixed performance during that period with major global government bond yields increasing over the period. Japanese yields were a notable exception as they continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected disrupted financial markets in May and June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data. Peripheral European spreads (especially in Ireland, Spain, and Italy) continued to tighten through the period.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Most spread sectors posted positive absolute returns and outpaced duration-equivalent government bonds, driven by signs of economic recovery across major economies, especially the Eurozone, China, Australia, and the UK.

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7th and funded the government through January 15th, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. In Japan, stocks soared amid the aforementioned aggressive spending program by the Bank of Japan. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

There are two main drivers of fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from asset allocation

3

The Hartford Growth Allocation Fund

Manager Discussion – (continued)

October 31, 2013 (Unaudited)

includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to the strategic allocation, the stock/bond mix of the Fund was approximately 80% equities and 20% fixed income. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation contributed to benchmark-relative performance. Within equities, allocations to large-cap and mid-cap U.S. equities and both international and U.S. small-cap equities contributed to relative performance. An allocation to emerging markets equities detracted. Exposure to commodities detracted as did exposure to global nominal bonds and alternatives.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed on a benchmark relative basis. Strong benchmark-relative performance in the Capital Appreciation, International Opportunities, and International Small Company Funds more than offset weak benchmark-relative results from the Dividend and Growth, Alternative Strategies, and Small Company Funds.

What is the outlook?

During the period we modestly reduced exposure to fixed income funds and increased exposure to international equity funds. Although macro fundamentals are generally healthy, we believe short term risks are elevated given recent economic uncertainty. Despite the short term uncertainty, we believe that expectations for growth are too low for developed markets, which we believe has the potential to be a positive for developed equity markets such as Europe and Japan. We continue to favor international equities over U.S. equities. We believe bouts of volatility may surface again given the macro concerns surrounding the repercussions of years of unprecedented accommodative central bank policy, but we remain constructive on the Fund’s positioning. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments
as of October 31, 2013
Fund Name	Percentage of Net Assets
JP Morgan Prime Money Market Fund	0.0%
Powershares DB Commodity Index Tracking Fund ETF	2.9
The Hartford Alternative Strategies Fund, Class Y	10.0
The Hartford Capital Appreciation Fund, Class Y	12.6
The Hartford Dividend and Growth Fund, Class Y	21.0
The Hartford Emerging Markets Research Fund, Class Y	10.0
The Hartford International Opportunities Fund, Class Y	21.0
The Hartford International Small Company Fund, Class Y	7.5
The Hartford MidCap Value Fund, Class Y	4.0
The Hartford Small Company Fund, Class Y	4.0
The Hartford Strategic Income Fund, Class Y	7.0
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Growth Allocation Fund

Schedule of Investments

October 31, 2013

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 97.1%
Alternative Strategy Funds - 10.0%
9,346	The Hartford Alternative Strategies Fund, Class Y	$93,832

	Total alternative strategy fund
	(cost $94,632)	$93,832

Domestic Equity Funds - 41.6%
2,347	The Hartford Capital Appreciation Fund, Class Y	$117,466
7,641	The Hartford Dividend and Growth Fund, Class Y	196,141
2,188	The Hartford MidCap Value Fund, Class Y	37,880
1,347	The Hartford Small Company Fund, Class Y	37,024
		388,511
	Total domestic equity funds
	(cost $278,878)	$388,511

International/Global Equity Funds - 38.5%
10,233	The Hartford Emerging Markets Research Fund, Class Y	$93,631
10,841	The Hartford International Opportunities Fund, Class Y	196,648
3,940	The Hartford International Small Company Fund, Class Y	69,863
		360,142
	Total international/global equity funds
	(cost $289,326)	$360,142

Taxable Fixed Income Funds - 7.0%
7,117	The Hartford Strategic Income Fund, Class Y	$65,475

	Total taxable fixed income fund
	(cost $66,424)	$65,475

	Total investments in affiliated investment companies
	(cost $729,260)	$907,960

EXCHANGE TRADED FUNDS - 2.9%
1,071	Powershares DB Commodity Index Tracking Fund ETF ●	$27,571

	Total exchange traded funds
	(cost $24,681)	$27,571

	Total long-term investments
	(cost $753,941)	$935,531

SHORT-TERM INVESTMENTS - 0.0%
Other Investment Pools and Funds - 0.0%
68	JP Morgan Prime Money Market Fund	$68

	Total short-term investments
	(cost $68)	$68

Total investments
(cost $754,009) ▲	100.0%	$935,599
Other assets and liabilities	–%	(422)
Total net assets	100.0%	$935,177

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $761,359 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$175,989
Unrealized Depreciation	(1,749)
Net Unrealized Appreciation	$174,240

•	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Allocation Fund

Investment Valuation Hierarchy Level Summary

October 31, 2013

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$907,960	$907,960	$–	$–
Exchange Traded Funds	27,571	27,571	–	–
Short-Term Investments	68	68	–	–
Total	$935,599	$935,599	$–	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Growth Allocation Fund

Statement of Assets and Liabilities

October 31, 2013

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $24,749)	$27,639
Investments in underlying affiliated funds, at market value (cost $729,260)	907,960
Receivables:
Investment securities sold	555
Fund shares sold	566
Dividends and interest	—
Other assets	48
Total assets	936,768
Liabilities:
Payables:
Investment securities purchased	248
Fund shares redeemed	1,056
Investment management fees	23
Administrative fees	1
Distribution fees	86
Accrued expenses	177
Total liabilities	1,591
Net assets	$935,177
Summary of Net Assets:
Capital stock and paid-in-capital	$781,495
Undistributed net investment income	—
Accumulated net realized loss	(27,908)
Unrealized appreciation of investments	181,590
Net assets	$935,177

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.27/$15.10
Shares outstanding	42,740
Net assets	$610,007
Class B: Net asset value per share	$14.13
Shares outstanding	4,570
Net assets	$64,592
Class C: Net asset value per share	$14.11
Shares outstanding	15,070
Net assets	$212,687
Class I: Net asset value per share	$14.23
Shares outstanding	327
Net assets	$4,648
Class R3: Net asset value per share	$14.02
Shares outstanding	1,387
Net assets	$19,453
Class R4: Net asset value per share	$14.22
Shares outstanding	1,211
Net assets	$17,221
Class R5: Net asset value per share	$14.29
Shares outstanding	460
Net assets	$6,569

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Allocation Fund

Statement of Operations

For the Year Ended October 31, 2013

(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$14,060
Interest	1
Total investment income	14,061

Expenses:
Investment management fees	1,133
Administrative services fees
Class R3	37
Class R4	22
Class R5	7
Transfer agent fees
Class A	912
Class B	183
Class C	297
Class I	4
Class R3	1
Class R4	—
Class R5	—
Distribution fees
Class A	1,398
Class B	764
Class C	2,038
Class R3	91
Class R4	37
Custodian fees	1
Accounting services fees	106
Registration and filing fees	132
Board of Directors' fees	23
Audit fees	16
Other expenses	143
Total expenses	7,345
Net Investment Income	6,716
Net Realized Gain on Investments:
Capital gain distributions received from underlying affiliated funds	10,756
Net realized gain on investments in underlying affiliated funds	27,459
Net realized gain on investments	582
Net Realized Gain on Investments	38,797
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	116,097
Net unrealized depreciation of investments	(2,276)
Net Changes in Unrealized Appreciation of Investments	113,821
Net Gain on Investments	152,618
Net Increase in Net Assets Resulting from Operations	$159,334

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Allocation Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$6,716	$2,358
Net realized gain on investments	38,797	21,765
Net unrealized appreciation of investments	113,821	50,829
Net Increase in Net Assets Resulting from Operations	159,334	74,952
Distributions to Shareholders:
From net investment income
Class A	(13,888)	(3,915)
Class B	(1,527)	(74)
Class C	(3,957)	(336)
Class I	(101)	(34)
Class R3	(442)	(81)
Class R4	(372)	(142)
Class R5	(214)	(59)
Total distributions	(20,501)	(4,641)
Capital Share Transactions:
Class A	1,554	82,780 *
Class B	(36,922)	2,099 *
Class C	(15,858)	24,441 *
Class I	735	592 *
Class R3	(913)	6,502 *
Class R4	(2,471)	1,032 *
Class R5	(2,427)	2,818 *
Net increase (decrease) from capital share transactions	(56,302)	120,264
Net Increase in Net Assets	82,531	190,575
Net Assets:
Beginning of period	852,646	662,071
End of period	$935,177	$852,646
Undistributed (distribution in excess of) net investment income	$—	$(1,396)

*	Includes merger activity (See Fund Merger in accompanying Notes to Financial Statements).

The accompanying notes are an integral part of these financial statements.

9

The Hartford Growth Allocation Fund

Notes to Financial Statements

October 31, 2013

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds (“Underlying Funds”) and may invest in unaffiliated money market funds, certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the

10

“Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. ETFs are valued at their last trade price as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

11

The Hartford Growth Allocation Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to

12

wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$15,254	$4,641
Long-Term Capital Gains ‡	5,247	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(20,558)
Unrealized Appreciation †	174,240
Total Accumulated Earnings	$153,682

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$15,181
Accumulated Net Realized Gain (Loss)	(9,751)
Capital Stock and Paid-in-Capital	(5,430)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

13

The Hartford Growth Allocation Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$9,980
2017	10,578
Total	$20,558

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2013, the Fund utilized $28,568 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

14

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.50%	2.25%	2.25%	1.25%	1.70%	1.40%	1.10%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $1,857 and contingent deferred sales charges of $67 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated

15

The Hartford Growth Allocation Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases for U.S. Government Obligations	$172,255
Sales Proceeds for U.S. Government Obligations	231,366

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold*	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	6,980	1,117	(7,971)	126	15,867	347	(8,728)	7,486
Amount	$91,350	$13,701	$(103,497)	$1,554	$180,595	$3,808	$(101,623)	$82,780
Class B
Shares	121	121	(3,084)	(2,842)	2,200	6	(1,971)	235
Amount	$1,568	$1,478	$(39,968)	$(36,922)	$25,079	$70	$(23,050)	$2,099
Class C
Shares	1,464	304	(2,982)	(1,214)	5,462	29	(3,291)	2,200
Amount	$18,948	$3,706	$(38,512)	$(15,858)	$62,208	$314	$(38,081)	$24,441
Class I
Shares	140	8	(89)	59	121	3	(75)	49
Amount	$1,820	$88	$(1,173)	$735	$2,059	$28	$(1,495)	$592
Class R3
Shares	310	36	(417)	(71)	867	8	(292)	583
Amount	$3,991	$442	$(5,346)	$(913)	$9,770	$81	$(3,349)	$6,502
Class R4
Shares	357	30	(600)	(213)	950	13	(845)	118
Amount	$4,714	$366	$(7,551)	$(2,471)	$10,762	$141	$(9,871)	$1,032
Class R5
Shares	99	17	(307)	(191)	370	6	(121)	255
Amount	$1,288	$214	$(3,929)	$(2,427)	$4,171	$59	$(1,412)	$2,818
Total
Shares	9,471	1,633	(15,450)	(4,346)	25,837	412	(15,323)	10,926
Amount	$123,679	$19,995	$(199,976)	$(56,302)	$294,644	$4,501	$(178,881)	$120,264

*	Includes shares issued from merger. Please see the table immediately following for details.

16

	Shares Issued from Merger
	For the Year Ended October 31, 2012
	Shares	Amount
Class A	11,114	$125,680
Class B	2,107	23,691
Class C	4,112	46,191
Class I	51	570
Class R3	423	4,716
Class R4	637	7,171
Class R5	298	3,371
	18,742	$211,390

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	646	$ 8,466
For the Year Ended October 31, 2012	234	$ 2,813

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

9.	Fund Merger:

Reorganization of The Hartford Equity Growth Allocation Fund into the Fund: At a meeting held on March 27, 2012, the Board of Directors of the Company approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of a series of the Company, The Hartford Equity Growth Allocation Fund (“Target Fund”), into a series of the Company, the Fund (“Acquiring Fund”) (the “Reorganization”). The Reorganization did not require shareholder approval by the shareholders of The Hartford Equity Growth Allocation Fund or the Fund.

Pursuant to the Reorganization Agreement, on May 25, 2012, each holder of Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5 shares of The Hartford Equity Growth Allocation Fund became the owner of full and fractional shares of the corresponding class in the Fund having an equal aggregate value.

17

The Hartford Growth Allocation Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

This merger was accomplished by tax free exchange as detailed below:

	Net assets of Target Fund on Merger Date	Net assets of Acquiring Fund immediately before merger	Net assets of Acquiring Fund immediately after merger	Target Fund shares exchanged	Acquiring Fund shares issued to the Target Fund's shareholders

Class A	$125,680	$381,983	$507,663	10,978	11,114
Class B	23,691	72,956	96,647	2,120	2,107
Class C	46,191	148,660	194,851	4,142	4,112
Class I	570	2,468	3,038	50	51
Class R3	4,716	10,792	15,508	415	423
Class R4	7,171	12,270	19,441	629	637
Class R5	3,371	4,488	7,859	294	298
Total	$211,390	$633,617	$845,007	18,628	18,742

The Target Fund had the following unrealized depreciation, accumulated net realized losses and capital stock as of May 25, 2012:

Fund	Undistributed Income	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains (Losses)	Capital Stock	Total
Target Fund	$—	$12,642	$(32,477)	$231,225	$211,390

Assuming the acquisition had been completed on November 1, 2011, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the year ended October 31, 2012, are as follows:

Fund	Net Investment Income	Net gain on investments	Net increase in net assets resulting from operations
Acquiring Fund	$2,918	$25,414	$28,332

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 25, 2012.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to

18

lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

19

The Hartford Growth Allocation Fund

Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2013
A	$12.21	$0.13	$2.26	$2.39	$(0.33)	$–	$(0.33)	$14.27	20.02%	$610,007	0.59%	0.59%	0.97%
B	12.09	0.04	2.22	2.26	(0.22)	–	(0.22)	14.13	19.00	64,592	1.42	1.42	0.35
C	12.08	0.04	2.24	2.28	(0.25)	–	(0.25)	14.11	19.17	212,687	1.32	1.32	0.28
I	12.17	0.15	2.28	2.43	(0.37)	–	(0.37)	14.23	20.46	4,648	0.27	0.27	1.18
R3	12.01	0.09	2.23	2.32	(0.31)	–	(0.31)	14.02	19.71	19,453	0.88	0.88	0.71
R4	12.15	0.14	2.25	2.39	(0.32)	–	(0.32)	14.22	20.11	17,221	0.58	0.58	1.07
R5	12.22	0.19	2.25	2.44	(0.37)	–	(0.37)	14.29	20.44	6,569	0.28	0.28	1.48

For the Year Ended October 31, 2012
A	$11.24	$0.07	$1.01	$1.08	$(0.11)	$–	$(0.11)	$12.21	9.75%	$520,278	0.61%	0.61%	0.58%
B	11.11	(0.02)	1.01	0.99	(0.01)	–	(0.01)	12.09	8.93	89,586	1.41	1.41	(0.20)
C	11.11	(0.02)	1.01	0.99	(0.02)	–	(0.02)	12.08	8.97	196,748	1.34	1.34	(0.15)
I	11.21	0.11	1.00	1.11	(0.15)	–	(0.15)	12.17	10.08	3,268	0.29	0.29	0.91
R3	11.07	0.02	1.01	1.03	(0.09)	–	(0.09)	12.01	9.43	17,513	0.89	0.89	0.21
R4	11.18	0.07	1.02	1.09	(0.12)	–	(0.12)	12.15	9.83	17,299	0.59	0.59	0.60
R5	11.25	0.10	1.02	1.12	(0.15)	–	(0.15)	12.22	10.11	7,954	0.29	0.29	0.82

For the Year Ended October 31, 2011 (E)
A	$11.01	$0.06	$0.24	$0.30	$(0.07)	$–	$(0.07)	$11.24	2.72%	$394,691	0.59%	0.59%	0.54%
B	10.90	(0.03)	0.24	0.21	–	–	–	11.11	1.93	79,711	1.38	1.38	(0.25)
C	10.89	(0.02)	0.24	0.22	–	–	–	11.11	2.02	156,463	1.33	1.33	(0.19)
I	10.97	0.10	0.25	0.35	(0.11)	–	(0.11)	11.21	3.15	2,455	0.26	0.26	0.86
R3	10.87	0.04	0.23	0.27	(0.07)	–	(0.07)	11.07	2.48	9,689	0.89	0.89	0.24
R4	10.95	0.07	0.23	0.30	(0.07)	–	(0.07)	11.18	2.74	14,605	0.59	0.59	0.55
R5	11.02	0.10	0.23	0.33	(0.10)	–	(0.10)	11.25	3.02	4,457	0.29	0.29	0.86

For the Year Ended October 31, 2010
A	$9.58	$0.07	$1.42	$1.49	$(0.06)	$–	$(0.06)	$11.01	15.60%	$405,386	0.61%	0.61%	0.67%
B	9.50	(0.01)	1.41	1.40	–	–	–	10.90	14.74	93,002	1.41	1.41	(0.13)
C	9.49	(0.01)	1.41	1.40	–	–	–	10.89	14.75	167,745	1.34	1.34	(0.07)
I	9.55	0.10	1.42	1.52	(0.10)	–	(0.10)	10.97	15.96	3,005	0.27	0.27	1.02
R3	9.50	0.03	1.41	1.44	(0.07)	–	(0.07)	10.87	15.21	6,314	0.90	0.90	0.35
R4	9.53	0.07	1.42	1.49	(0.07)	–	(0.07)	10.95	15.67	13,734	0.59	0.59	0.66
R5	9.58	0.10	1.43	1.53	(0.09)	–	(0.09)	11.02	16.06	4,838	0.29	0.29	0.98

See Portfolio Turnover information on the next page.

20

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2009
A	$8.58	$0.12	$1.24	$1.36	$(0.17)	$(0.19)	$(0.36)	$9.58	17.06%	$366,509	0.68%	0.68%	1.45%
B	8.48	0.06	1.23	1.29	(0.08)	(0.19)	(0.27)	9.50	16.13	95,176	1.51	1.44	0.70
C	8.48	0.06	1.23	1.29	(0.09)	(0.19)	(0.28)	9.49	16.10	160,530	1.43	1.43	0.72
I	8.57	0.14	1.25	1.39	(0.22)	(0.19)	(0.41)	9.55	17.47	2,335	0.28	0.28	1.70
R3	8.51	0.03	1.30	1.33	(0.15)	(0.19)	(0.34)	9.50	16.76	1,081	1.00	1.00	0.35
R4	8.56	0.10	1.25	1.35	(0.19)	(0.19)	(0.38)	9.53	16.96	10,597	0.61	0.61	1.22
R5	8.60	0.13	1.25	1.38	(0.21)	(0.19)	(0.40)	9.58	17.38	5,040	0.31	0.31	1.62

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Net investment income (loss) per share amounts have been calculated using the SEC method.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	20%
For the Year Ended October 31, 2012	95	(A)
For the Year Ended October 31, 2011	36
For the Year Ended October 31, 2010	23
For the Year Ended October 31, 2009	7

(A)	During the year ended October 31, 2012, the Fund incurred $36.1 million in sales of securities held associated with the transition of assets from The Hartford Equity Growth Allocation Fund, which merged into the Fund on May 25, 2012. These sales are excluded from the portfolio turnover calculation.

21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Growth Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Growth Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

22

The Hartford Growth Allocation Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

23

The Hartford Growth Allocation Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

24

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford Growth Allocation Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

26

The Hartford Growth Allocation Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,077.80	$3.07	$1,000.00	$1,022.25	$2.99	0.59%	184	365
Class B	$1,000.00	$1,073.70	$7.40	$1,000.00	$1,018.07	$7.20	1.42	184	365
Class C	$1,000.00	$1,073.80	$6.89	$1,000.00	$1,018.56	$6.71	1.32	184	365
Class I	$1,000.00	$1,079.70	$1.37	$1,000.00	$1,023.89	$1.33	0.26	184	365
Class R3	$1,000.00	$1,076.00	$4.61	$1,000.00	$1,020.77	$4.48	0.88	184	365
Class R4	$1,000.00	$1,078.10	$3.03	$1,000.00	$1,022.29	$2.95	0.58	184	365
Class R5	$1,000.00	$1,079.30	$1.45	$1,000.00	$1,023.81	$1.41	0.28	184	365

27

The Hartford Growth Allocation Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Growth Allocation Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

28

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and in the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

29

The Hartford Growth Allocation Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative

30

Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

The Hartford Growth Allocation Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

32

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-GA13 12/13 113981-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD HEALTHCARE FUND 2013 Annual Report

The Hartford Healthcare Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Healthcare Fund inception 05/01/2000
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
Healthcare A#	39.48%	18.41%	10.41%
Healthcare A##	31.81%	17.08%	9.79%
Healthcare B#	38.30%	17.52%	9.75%*
Healthcare B##	33.30%	17.31%	9.75%*
Healthcare C#	38.52%	17.58%	9.62%
Healthcare C##	37.52%	17.58%	9.62%
Healthcare I#	39.95%	18.77%	10.68%
Healthcare R3#	39.09%	18.15%	10.40%
Healthcare R4#	39.59%	18.55%	10.67%
Healthcare R5#	40.01%	18.90%	10.90%
Healthcare Y#	40.12%	18.98%	10.95%
S&P 500 Index	27.18%	15.17%	7.46%
S&P North American Health Care Sector Index	36.88%	18.52%	10.13%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the NYSE MKT LLC, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Healthcare Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Healthcare Class A	1.47%	1.47%
Healthcare Class B	2.28%	2.38%
Healthcare Class C	2.17%	2.17%
Healthcare Class I	1.11%	1.11%
Healthcare Class R3	1.65%	1.69%
Healthcare Class R4	1.35%	1.38%
Healthcare Class R5	1.05%	1.09%
Healthcare Class Y	0.98%	0.98%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Ann C. Gallo	Jean M. Hynes, CFA	Robert L. Deresiewicz	Kirk J. Mayer, CFA
Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst

How did the Fund perform?

The Class A shares of The Hartford Healthcare Fund returned 39.48%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the S&P North American Health Care Sector Index, which returned 36.88% for the same period. The Fund also outperformed the 37.73% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health Care stocks (+37%) outperformed both the broader U.S. market (+27%) and the global equity market (+24%) during the period, as measured by the S&P North American Health Care Sector, S&P 500, and the MSCI All Country World Indices, respectively. Within the S&P North American Health Care Sector Index, all four sub-sectors posted positive returns. Specialty pharmaceuticals/biotechnology (+61%) gained the most while health services (+34%), major pharmaceuticals (+27%), and medical technology (+27%) lagged on a relative basis.

The Fund outperformed its benchmark primarily due to strong security selection. Positive stock selection in health services and medical technology were the primary driver of the Fund’s relative outperformance, more than offsetting weak security selection in specialty pharmaceuticals/biotechnology and major pharmaceuticals.

Holdings of Merck & Co (major pharmaceuticals), TESARO (major pharmaceuticals), and Express Scripts (health services) contributed most to benchmark-relative results. Global pharmaceutical company Merck & Co saw shares rise as investors continued to gain confidence in Merck’s attractive vaccine portfolio and robust pipeline focused on diabetes, cancer, and cholesterol. Shares of a development-stage, oncology-focused biopharmaceutical company, TESARO, rose on positive news flow regarding its clinical programs. The Fund did not own benchmark-component Express Scripts, which underperformed due to poor guidance and a contract dispute with drugstore chain Walgreens; this contributed positively to benchmark-relative performance. Top contributors to absolute performance during the period also included Gilead Sciences (specialty pharmaceuticals), Regeneron Pharmaceuticals (specialty pharmaceuticals), and McKesson (health services).

Celgene (specialty pharmaceuticals), Orthofix (medical technology), and Teva Pharmaceuticals (major pharmaceuticals) were the top detractors from benchmark-relative performance. Not owning global biotechnology company Celgene hurt relative performance as the stock is a component of the benchmark and had strong performance during the period as cash flow has been used to acquire several attractive programs which should drive new drug approvals and label expansions. Shares of medical device company Orthofix declined after the company delayed the release of its second quarter earnings results due to an investigation into revenue recognition policies. We believe the investigation is related to sales to wholesalers. Israel-based global pharmaceutical company Teva Pharmaceutical’s stock declined in the period as management has struggled with the execution of their cost reduction program. However, in mid-October 2013 the company announced an acceleration of both their restructuring program and the funding of certain growth initiatives over the next three years. Top detractors from absolute performance during the period also included Rigel

3

The Hartford Healthcare Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

Pharmaceutical (specialty pharmaceuticals) and Volcano (medical technology).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

While the U.S. elections and "Fiscal Cliff" are behind us, we continue to believe that further Medicare and Medicaid cuts are inevitable as the U.S. Congress seeks to avoid prolonged sequestration, address the debt ceiling limit, and fund appropriations. While painful, this approach will undoubtedly result in more targeted, thoughtful changes than the 2% across the board cut to Medicare reimbursement currently dictated by sequestration. As we have said in the past, while it is impossible at this point to predict the details, we believe that the outcome is clear. We believe the bar has been raised for companies seeking reimbursement for health care products and services in the U.S. and across the globe. Going forward, we believe success will accrue only to those companies able to offer a demonstrable improvement over current standards of care, or alternatively, to those companies able to offer an equivalent level of care but at lower cost. This is one of the key tenets upon which we have structured our portfolio.

We continue to find attractive investments within the pharmaceutical and biotechnology sectors, despite recent strength. Pipelines of several major biopharmaceutical companies appear to be meaningfully improved relative to where they have been in recent years, and investors have begun to look through the current period of patent expiries. Cost-cutting measures, strong growth in emerging markets, and the improving Federal Drug Administration (FDA) posture are all also contributing to the favorable outlook. In our opinion, Japanese pharmaceutical companies remain attractive given their strong balance sheets and the value of their pipelines relative to the companies’ current market capitalizations. Among smaller biotechnology names, select opportunities with great upside remain, based on the promise of innovative products to address important unmet medical needs.

Within medical technology, we continue to look for companies with underappreciated franchises or promising R&D projects. We continue to believe that cardiovascular disease represents one of the strongest areas for growth, with a large, under-penetrated market particularly for atrial fibrillation procedures. Longer-term prospects for the industry remain solid, as procedure volumes return to normal after the slowdown in 2010-2011 and emerging markets become more significant growth drivers.

Within health care services, relative to recent years, our holdings are more diversified among the various subsectors. Despite the near term uncertainty, we believe managed care companies are best positioned to address the cost issue longer-term. While uncertainty regarding the implementation of the Affordable Care Act (ACA) exchanges will overhang the group in the near/intermediate term, ultimately we believe that the impact of exchanges on the Health Maintenance Organizations (HMOs) will not be as bad as feared. Going forward we expect the HMOs to benefit from delays in implementation of the more onerous provisions of the ACA (“Obamacare”) and more discretion shifting to the states from the federal government. While cost trends have stopped decelerating, the rate of acceleration remains below historic levels and is in line with expectations. We believe the uptick will remain muted as employers and individuals look to keep health care spending under control.

We also favor drug distributors and drug stores, which should continue to benefit from the ongoing conversion of approximately $100 billion of branded pharmaceuticals to generics over the next several years. Internationally, we see a number of attractive opportunities in emerging market stocks. In addition to the burgeoning middle class, many emerging market countries are attempting to increase domestic spending on health care and are increasingly looking to the private sector to achieve this objective.

As a result of bottom-up stock decisions, the Fund ended the period most overweight to the specialty pharmaceuticals/biotechnology sub-sector and most underweight to the major pharmaceuticals sub-sector, relative to the benchmark.

Diversification by Sector
as of October 31, 2013
Sector	Percentage of Net Assets
Equity Securities
Consumer Staples	3.9%
Health Care	91.1
Industrials	1.3
Total	96.3%
Short-Term Investments	3.0
Other Assets and Liabilities	0.7
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Healthcare Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.3%
	Biotechnology - 22.9%
57	Acorda Therapeutics, Inc. ●	$1,729
104	Algeta ASA ●	4,123
374	Alkermes plc ●	13,154
130	Alnylam Pharmaceuticals, Inc. ●	7,501
500	Anacor Pharmaceuticals, Inc. ●	6,502
689	Arena Pharmaceuticals, Inc. ●	3,025
629	BioCryst Pharmaceuticals, Inc. ●	3,619
25	Biogen Idec, Inc.	6,034
80	Cubist Pharmaceuticals, Inc. ●	4,985
838	Exelixis, Inc. ●	4,132
551	Gilead Sciences, Inc. ●	39,113
162	Incyte Corp. ●	6,311
211	Ironwood Pharmaceuticals, Inc. ●	2,025
136	NPS Pharmaceuticals, Inc. ●	3,905
33	Prosensa Holding N.V. ●	124
35	Puma Biotechnology, Inc. ●	1,348
77	Regeneron Pharmaceuticals, Inc. ●	22,231
588	Rigel Pharmaceuticals, Inc. ●	1,817
129	Seattle Genetics, Inc. ●	4,970
298	Tesaro, Inc. ●	11,492
89	Vertex Pharmaceuticals, Inc. ●	6,364
		154,504
	Drug Retail - 3.9%
186	CVS Caremark Corp. ●	11,592
250	Walgreen Co.	14,792
		26,384
	Health Care Distributors - 6.3%
211	Cardinal Health, Inc.	12,382
190	McKesson Corp.	29,737
		42,119
	Health Care Equipment - 18.0%
329	Abbott Laboratories	12,025
137	ABIOMED, Inc. ●	3,288
1,041	Boston Scientific Corp. ●	12,167
274	Covidien plc	17,592
282	Globus Medical, Inc. ●	5,415
93	Heartware International, Inc. ●	6,714
189	Hologic, Inc. ●	4,234
285	Medtronic, Inc.	16,353
240	Orthofix International N.V. ●	4,911
158	St. Jude Medical, Inc.	9,039
146	Stryker Corp.	10,806
318	Tornier N.V. ●	6,834
223	Volcano Corp. ●	4,282
82	Zimmer Holdings, Inc.	7,190
		120,850
	Health Care Facilities - 3.7%
189	Community Health Systems, Inc.	8,264
304	HCA Holdings, Inc.	14,345
437	NMC Health plc	2,537
		25,146
	Health Care Services - 1.0%
231	Al Noor Hospitals Group ●	3,148
125	Envision Healthcare Holdings ●	3,641
		6,789
	Health Care Supplies - 0.6%
91	Dentsply International, Inc.	4,263

	Health Care Technology - 0.2%
111	Allscripts Healthcare Solutions, Inc. ●	1,540

	Life Sciences Tools and Services - 2.5%
118	Agilent Technologies, Inc.	5,969
74	Covance, Inc. ●	6,570
59	MorphoSys AG ●	4,531
		17,070
	Managed Health Care - 8.7%
169	Aetna, Inc.	10,596
246	CIGNA Corp.	18,952
173	Qualicorp S.A. ●	1,621
401	UnitedHealth Group, Inc.	27,341
		58,510
	Pharmaceuticals - 27.2%
88	Actavis plc ●	13,566
144	Aerie Pharmaceuticals, Inc. ●	1,507
92	Almirall S.A.	1,377
61	Astellas Pharma, Inc.	3,417
93	AstraZeneca plc ADR	4,890
854	Bristol-Myers Squibb Co.	44,842
153	Cadence Pharmaceuticals, Inc. ●	752
314	Daiichi Sankyo Co., Ltd.	5,829
50	Dr. Reddy's Laboratories Ltd. ADR	1,994
127	Eisai Co., Ltd.	4,973
237	Eli Lilly & Co.	11,802
333	Forest Laboratories, Inc. ●	15,646
58	H. Lundbeck A/S	1,243
89	Johnson & Johnson	8,261
227	Medicines Co. ●	7,696
252	Merck & Co., Inc.	11,349
229	Mylan, Inc. ●	8,658
36	Ono Pharmaceutical Co., Ltd.	2,714
22	Salix Pharmaceuticals Ltd. ●	1,607
483	Shionogi & Co., Ltd.	10,682
314	Teva Pharmaceutical Industries Ltd. ADR	11,629
108	UCB S.A.	7,070
293	Xenoport, Inc. ●	1,532
		183,036
	Research and Consulting Services - 1.3%
198	Quintiles Transnational Holdings ●	8,318

	Total common stocks
	(cost $456,628)	$648,529

	Total long-term investments
	(cost $456,628)	$648,529

SHORT-TERM INVESTMENTS - 3.0%
	Repurchase Agreements - 3.0%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,662, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $1,695)
$1,662	0.10%, 10/31/2013	$1,662

The accompanying notes are an integral part of these financial statements.

5

The Hartford Healthcare Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 3.0% - (continued)
	Repurchase Agreements - 3.0% - (continued)
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $575, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $586)
$575	0.09%, 10/31/2013		$575
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $2,666, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $2,719)
2,666	0.08%, 10/31/2013		2,666
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $7,560,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$7,711)
7,559	0.09%, 10/31/2013		7,559
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $3,048, collateralized by
FHLMC 2.50% - 7.50%, 2026 - 2043,
FNMA 3.00% - 7.00%, 2026 - 2043,
GNMA 2.67% - 5.00%, 2024 - 2048, value
	of $3,109)
3,048	0.12%, 10/31/2013		3,048
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,799, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $1,835)
1,799	0.09%, 10/31/2013		1,799
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $3,166, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $3,236)
3,166	0.10%, 10/31/2013		3,166
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $16, collateralized by U.S. Treasury Note 0.63%, 2017, value of $16)
16	0.09%, 10/31/2013		16
			20,491
	Total short-term investments
	(cost $20,491)		$20,491

	Total investments
	(cost $477,119) ▲	99.3%	$669,020
	Other assets and liabilities	0.7%	4,700
	Total net assets	100.0%	$673,720

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $482,747 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$206,726
Unrealized Depreciation	(20,453)
Net Unrealized Appreciation	$186,273

●	Non-income producing.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
GBP	Buy	11/05/2013	BOA	$27	$27	$–
GBP	Buy	11/01/2013	MSC	28	28	–
GBP	Buy	11/04/2013	MSC	379	380	1
JPY	Sell	12/20/2013	DEUT	12,078	12,004	74
						$75

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
DEUT	Deutsche Bank Securities, Inc.
MSC	Morgan Stanley

Currency Abbreviations:
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Healthcare Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$648,529	$607,936	$40,593	$–
Short-Term Investments	20,491	–	20,491	–
Total	$669,020	$607,936	$61,084	$–
Foreign Currency Contracts *	75	–	75	–
Total	$75	$–	$75	$–
Liabilities:
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–

♦	For the year ended October 31, 2013, investments valued at $1,158 were transferred from Level 1 to Level 2, and investments valued at $2,752 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Healthcare Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $477,119)	$669,020
Cash	—
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	75
Receivables:
Investment securities sold	1,435
Fund shares sold	4,297
Dividends and interest	903
Other assets	56
Total assets	675,786
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	1,231
Fund shares redeemed	546
Investment management fees	114
Administrative fees	2
Distribution fees	48
Accrued expenses	125
Total liabilities	2,066
Net assets	$673,720
Summary of Net Assets:
Capital stock and paid-in-capital	$501,212
Distributions in excess of net investment income	(2,241)
Accumulated net realized loss	(17,234)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	191,983
Net assets	$673,720

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$28.05/$29.68
Shares outstanding	14,808
Net assets	$415,323
Class B: Net asset value per share	$24.88
Shares outstanding	591
Net assets	$14,697
Class C: Net asset value per share	$25.03
Shares outstanding	4,660
Net assets	$116,641
Class I: Net asset value per share	$28.76
Shares outstanding	2,747
Net assets	$79,005
Class R3: Net asset value per share	$28.89
Shares outstanding	862
Net assets	$24,914
Class R4: Net asset value per share	$29.62
Shares outstanding	602
Net assets	$17,817
Class R5: Net asset value per share	$30.27
Shares outstanding	42
Net assets	$1,267
Class Y: Net asset value per share	$30.42
Shares outstanding	133
Net assets	$4,056

The accompanying notes are an integral part of these financial statements.

9

The Hartford Healthcare Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$6,246
Interest	12
Less: Foreign tax withheld	(141)
Total investment income	6,117

Expenses:
Investment management fees	4,755
Administrative services fees
Class R3	35
Class R4	21
Class R5	2
Transfer agent fees
Class A	648
Class B	48
Class C	142
Class I	71
Class R3	2
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	834
Class B	144
Class C	918
Class R3	89
Class R4	34
Custodian fees	10
Accounting services fees	74
Registration and filing fees	104
Board of Directors' fees	12
Audit fees	15
Other expenses	100
Total expenses (before waivers and fees paid indirectly)	8,058
Expense waivers	(3)
Transfer agent fee waivers	(5)
Commission recapture	(13)
Total waivers and fees paid indirectly	(21)
Total expenses, net	8,037
Net Investment Loss	(1,920)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	39,417
Net realized gain on foreign currency contracts	2,574
Net realized loss on other foreign currency transactions	(34)
Net Realized Gain on Investments and Foreign Currency Transactions	41,957
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	134,415
Net unrealized depreciation of foreign currency contracts	(196)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	17
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	134,236
Net Gain on Investments and Foreign Currency Transactions	176,193
Net Increase in Net Assets Resulting from Operations	$174,273

The accompanying notes are an integral part of these financial statements.

10

The Hartford Healthcare Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment loss	$(1,920)	$(487)
Net realized gain on investments and foreign currency transactions	41,957	36,622
Net unrealized appreciation of investments and foreign currency transactions	134,236	32,766
Net Increase in Net Assets Resulting from Operations	174,273	68,901
Capital Share Transactions:
Class A	28,527	8,673
Class B	(3,981)	(5,869)
Class C	13,332	(3,804)
Class I	22,756	(180)
Class R3	6,671	5,030
Class R4	1,020	1,163
Class R5	(1,729)	729
Class Y	(457)	154
Net increase from capital share transactions	66,139	5,896
Net Increase in Net Assets	240,412	74,797
Net Assets:
Beginning of period	433,308	358,511
End of period	$673,720	$433,308
Undistributed (distribution in excess of) net investment income	$(2,241)	$(279)

The accompanying notes are an integral part of these financial statements.

11

The Hartford Healthcare Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Healthcare Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio

12

investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the

13

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

14

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During

15

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$75	$—	$—	$—	$—	$75
Total	$—	$75	$—	$—	$—	$—	$75

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

16

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$2,574	$—	$—	$—	$—	$2,574
Total	$—	$2,574	$—	$—	$—	$—	$2,574

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(196)	$—	$—	$—	$—	$(196)
Total	$—	$(196)	$—	$—	$—	$—	$(196)

5.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

17

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2013, are as follows:

Amount
Accumulated Capital Losses *	$(13,772)
Unrealized Appreciation †	186,280
Total Accumulated Earnings	$172,508

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(42)
Accumulated Net Realized Gain (Loss)	42

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$12,172
Total	$12,172

During the year ended October 31, 2013, the Fund utilized $41,704 of prior year capital loss carryforwards.

As of October 31, 2013, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$1,600

18

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

19

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.40%
Class B	2.25
Class C	2.11
Class I	1.08
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	0.95

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $1,231 and contingent deferred sales charges of $10 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

20

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class Y	5%

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$207,862
Sales Proceeds Excluding U.S. Government Obligations	162,379

21

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	3,668	—	(2,623)	1,045	4,253	—	(3,845)	408
Amount	$90,251	$—	$(61,724)	$28,527	$79,496	$—	$(70,823)	$8,673
Class B
Shares	27	—	(215)	(188)	59	—	(416)	(357)
Amount	$562	$—	$(4,543)	$(3,981)	$995	$—	$(6,864)	$(5,869)
Class C
Shares	1,164	—	(584)	580	471	—	(713)	(242)
Amount	$25,634	$—	$(12,302)	$13,332	$8,136	$—	$(11,940)	$(3,804)
Class I
Shares	1,338	—	(450)	888	493	—	(517)	(24)
Amount	$33,867	$—	$(11,111)	$22,756	$9,483	$—	$(9,663)	$(180)
Class R3
Shares	492	—	(233)	259	402	—	(139)	263
Amount	$12,434	$—	$(5,763)	$6,671	$7,715	$—	$(2,685)	$5,030
Class R4
Shares	292	—	(273)	19	270	—	(209)	61
Amount	$7,558	$—	$(6,538)	$1,020	$5,368	$—	$(4,205)	$1,163
Class R5
Shares	39	—	(112)	(73)	60	—	(23)	37
Amount	$1,002	$—	$(2,731)	$(1,729)	$1,202	$—	$(473)	$729
Class Y
Shares	24	—	(41)	(17)	25	—	(17)	8
Amount	$613	$—	$(1,070)	$(457)	$501	$—	$(347)	$154
Total
Shares	7,044	—	(4,531)	2,513	6,033	—	(5,879)	154
Amount	$171,921	$—	$(105,782)	$66,139	$112,896	$—	$(107,000)	$5,896

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	42	$ 987
For the Year Ended October 31, 2012	93	$ 1,727

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

22

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

23

The Hartford Healthcare Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$20.11	$(0.06)	$8.00	$7.94	$–	$–	$–	$28.05	39.48%	$415,323	1.40%	1.40%	(0.24)%
B	17.99	(0.23)	7.12	6.89	–	–	–	24.88	38.30	14,697	2.29	2.26	(1.08)
C	18.07	(0.21)	7.17	6.96	–	–	–	25.03	38.52	116,641	2.11	2.11	(0.95)
I	20.55	0.01	8.20	8.21	–	–	–	28.76	39.95	79,005	1.08	1.08	0.06
R3	20.77	(0.13)	8.25	8.12	–	–	–	28.89	39.09	24,914	1.66	1.65	(0.51)
R4	21.22	(0.05)	8.45	8.40	–	–	–	29.62	39.59	17,817	1.36	1.35	(0.20)
R5	21.62	0.05	8.60	8.65	–	–	–	30.27	40.01	1,267	1.08	1.05	0.19
Y	21.71	0.05	8.66	8.71	–	–	–	30.42	40.12	4,056	0.96	0.96	0.20

For the Year Ended October 31, 2012 (D)
A	$16.80	$–	$3.31	$3.31	$–	$–	$–	$20.11	19.70%	$276,741	1.47%	1.47%	–%
B	15.15	(0.17)	3.01	2.84	–	–	–	17.99	18.75	14,015	2.38	2.28	(0.84)
C	15.20	(0.12)	2.99	2.87	–	–	–	18.07	18.88	73,728	2.17	2.17	(0.71)
I	17.10	0.07	3.38	3.45	–	–	–	20.55	20.18	38,199	1.11	1.11	0.35
R3	17.38	(0.02)	3.41	3.39	–	–	–	20.77	19.51	12,521	1.69	1.65	(0.15)
R4	17.70	0.02	3.50	3.52	–	–	–	21.22	19.89	12,363	1.38	1.35	0.11
R5	17.98	0.08	3.56	3.64	–	–	–	21.62	20.24	2,489	1.09	1.05	0.43
Y	18.05	0.10	3.56	3.66	–	–	–	21.71	20.28	3,252	0.98	0.98	0.48

For the Year Ended October 31, 2011
A	$15.21	$(0.04)	$1.63	$1.59	$–	$–	$–	$16.80	10.45%	$224,294	1.49%	1.49%	(0.24)%
B	13.83	(0.16)	1.48	1.32	–	–	–	15.15	9.54	17,208	2.38	2.28	(1.04)
C	13.86	(0.14)	1.48	1.34	–	–	–	15.20	9.67	65,692	2.18	2.18	(0.93)
I	15.44	0.02	1.64	1.66	–	–	–	17.10	10.75	32,213	1.18	1.18	0.09
R3	15.76	(0.07)	1.69	1.62	–	–	–	17.38	10.28	5,905	1.71	1.65	(0.39)
R4	16.01	(0.02)	1.71	1.69	–	–	–	17.70	10.56	9,241	1.39	1.35	(0.09)
R5	16.21	0.04	1.73	1.77	–	–	–	17.98	10.92	1,403	1.09	1.05	0.21
Y	16.26	0.05	1.74	1.79	–	–	–	18.05	11.01	2,555	0.99	0.99	0.27

For the Year Ended October 31, 2010 (D)
A	$13.07	$–	$2.14	$2.14	$–	$–	$–	$15.21	16.37%	$236,781	1.49%	1.49%	(0.03)%
B	11.98	(0.14)	1.99	1.85	–	–	–	13.83	15.44	23,023	2.39	2.28	(0.84)
C	11.99	(0.11)	1.98	1.87	–	–	–	13.86	15.60	71,124	2.18	2.18	(0.72)
I	13.23	0.04	2.17	2.21	–	–	–	15.44	16.70	14,176	1.22	1.22	0.24
R3	13.57	(0.02)	2.21	2.19	–	–	–	15.76	16.14	3,549	1.70	1.70	(0.17)
R4	13.74	0.02	2.25	2.27	–	–	–	16.01	16.52	7,939	1.37	1.37	0.11
R5	13.87	0.06	2.28	2.34	–	–	–	16.21	16.87	1,895	1.08	1.08	0.38
Y	13.90	0.08	2.28	2.36	–	–	–	16.26	16.98	2,294	0.97	0.97	0.50

The accompanying notes are an integral part of these financial statements.

24

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009
A	$12.69	$(0.02)	$1.01	$0.99	$–	$(0.61)	$(0.61)	$13.07	8.48%	$234,603	1.58%	1.55%	(0.18)%
B	11.74	(0.08)	0.93	0.85	–	(0.61)	(0.61)	11.98	7.95	31,746	2.54	2.11	(0.75)
C	11.78	(0.10)	0.92	0.82	–	(0.61)	(0.61)	11.99	7.66	74,424	2.28	2.28	(0.91)
I	12.81	0.01	1.02	1.03	–	(0.61)	(0.61)	13.23	8.73	15,934	1.27	1.27	0.04
R3	13.19	(0.05)	1.04	0.99	–	(0.61)	(0.61)	13.57	8.15	1,330	1.79	1.79	(0.36)
R4	13.29	–	1.06	1.06	–	(0.61)	(0.61)	13.74	8.64	6,147	1.40	1.40	–
R5	13.38	0.03	1.07	1.10	–	(0.61)	(0.61)	13.87	8.89	1,412	1.11	1.11	0.27
Y	13.40	0.01	1.10	1.11	–	(0.61)	(0.61)	13.90	8.95	1,813	0.99	0.99	0.11

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	32%
For the Year Ended October 31, 2012	46
For the Year Ended October 31, 2011	44
For the Year Ended October 31, 2010	36
For the Year Ended October 31, 2009	80

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Healthcare Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Healthcare Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 18, 2013

26

The Hartford Healthcare Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Healthcare Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

28

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Healthcare Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

30

The Hartford Healthcare Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,152.90	$7.48	$1,000.00	$1,018.26	$7.01	1.38%	184	365
Class B	$1,000.00	$1,148.10	$12.20	$1,000.00	$1,013.85	$11.44	2.25	184	365
Class C	$1,000.00	$1,148.70	$11.34	$1,000.00	$1,014.65	$10.63	2.09	184	365
Class I	$1,000.00	$1,155.00	$5.85	$1,000.00	$1,019.78	$5.48	1.08	184	365
Class R3	$1,000.00	$1,151.50	$8.95	$1,000.00	$1,016.88	$8.39	1.65	184	365
Class R4	$1,000.00	$1,153.40	$7.33	$1,000.00	$1,018.39	$6.87	1.35	184	365
Class R5	$1,000.00	$1,154.90	$5.71	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class Y	$1,000.00	$1,155.30	$5.16	$1,000.00	$1,020.42	$4.84	0.95	184	365

31

The Hartford Healthcare Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Healthcare Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

32

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. The Board considered that, in response to questions raised concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

33

The Hartford Healthcare Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

34

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

The Hartford Healthcare Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Health Sector Risk: Risks of focusing investments on the health care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes and potential product obsolescence, and liquidity risk.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

36

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-HC13 12/13 113984-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD HIGH YIELD FUND 2013 Annual Report

The Hartford High Yield Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford High Yield Fund inception 09/30/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
High Yield A#	7.33%	15.00%	7.03%
High Yield A##	2.50%	13.94%	6.54%
High Yield B#	6.43%	14.13%	6.39%*
High Yield B##	1.43%	13.89%	6.39%*
High Yield C#	6.42%	14.14%	6.26%
High Yield C##	5.42%	14.14%	6.26%
High Yield I#	7.56%	15.36%	7.27%
High Yield R3#	6.87%	14.66%	6.96%
High Yield R4#	7.18%	14.98%	7.19%
High Yield R5#	7.51%	15.26%	7.37%
High Yield Y#	7.57%	15.34%	7.44%
Barclays U.S. Corporate High-Yield Index	8.87%	18.12%	8.91%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Corporate High Yield Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford High Yield Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
High Yield Class A	1.05%	1.12%
High Yield Class B	1.80%	2.00%
High Yield Class C	1.80%	1.82%
High Yield Class I	0.80%	0.83%
High Yield Class R3	1.35%	1.49%
High Yield Class R4	1.05%	1.16%
High Yield Class R5	0.75%	0.86%
High Yield Class Y	0.70%	0.73%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Christopher A. Jones, CFA
Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford High Yield Fund returned 7.33%, before sales charge, for the twelve-month period ended October 31, 2013, underperforming the Fund’s benchmark, the Barclays U.S. Corporate High Yield Index, which returned 8.87% average for the same period. The Fund also underperformed the 8.14% average return of the Lipper High Current Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income assets experienced mixed performance with major global government bond yields increasing over the twelve-month period. Japanese yields were a notable exception as yields continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected caused volatility in financial markets in May/June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Many of the major fixed income sectors, with the exception of commercial mortgage backed securities (CMBS), high yield, and bank loans, posted negative absolute returns due to the rise in rates. Most sectors outperformed Treasuries on a duration-adjusted basis as credit spreads tightened.

High Yield outperformed all other U.S. fixed income sectors over the twelve-month period ended October 31, 2013 on both a total return and excess return basis. The Barclays U.S. Corporate High Yield Index returned 8.87% for the twelve-month period ended October 31, 2013 and outperformed duration equivalent treasuries by 9.4%. The Option-Adjusted Spread of the High Yield index was 4.2% on October 31, 2013, a decrease of 128 basis points (from 5.4%) from October 31, 2012.

The Fund underperformed its benchmark, the Barclays U.S Corpoate High Yield Index, during the twelve-month period. The Fund maintained a slightly defensive, higher quality bias relative to the index, which detracted significantly from performance as lower quality securities in the market rose more than higher quality securities. Additionally, both sector allocation and security selection decisions weighed on relative results.

During the twelve-month period, overweights to the Media Cable, Financial Services, and Home Construction sectors detracted from relative results. We view the Media Cable segment as attractive due to its historically stable cash flows, high EBITDA margins, and relatively strong balance sheets of issuers across the sector. Historically, these characteristics have allowed the sector to perform well across the down side of credit cycles. In the Financial Services sector, lack of exposure to Springleaf Financial detracted from performance

3

The Hartford High Yield Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

as the bonds rallied in the index. In addition, the Fund’s exposure to some higher quality and more interest rate sensitive positions in the sector (such as International Lease Finance Corporation and Sallie Mae) detracted from performance as treasury rates rose. In Home Construction, exposure to KB Home and Lennar detracted from performance as rising interest rates sparked concerns of a slowdown in the housing recovery.

Top contributors to relative returns during the period included the Technology and Chemicals sectors. Within the Technology sector, which contributed to relative returns during the period, we saw the best opportunities in payment processing and service companies, due to their recurring revenue streams, low capital expenditures, and high barriers to entry. Within the Chemicals sector, an overweight to Ferro Corp benefitted relative returns, as restructuring initiatives during the period drove down costs and reduced overall balance sheet leverage. An overweight allocation to the Wireless sector also contributed to relative returns during the period.

A small cash position also served as a drag on relative performance. Finally, high yield index credit default swap positions, implemented as part of our market momentum model, meaningfully contributed to relative performance.

What is the outlook?

Our outlook for high yield bonds remains positive, given strong fundamentals and valuations which we believe are still reasonable for this point in the cycle. However, we believe the technical backdrop may prove challenging over the near term as investors grapple with the eventual shift to tighter monetary policy. The trailing twelve-month par-weighted default rate ended October at 1.11%, well below the long term average. While we have begun to notice a pickup in shareholder-friendly actions such as M&A activity and leveraged buyouts at the margin, we do not believe this is likely to affect default rates over the near to medium term. We believe short term risk factors include uncertainty around fiscal and monetary policy, as well as investor flows. As of the end of the period the Fund was most overweight CCC and below rated securities and most underweight BB rated securities relative to the benchmark. From a sector perspective, as of the end of the period, the Fund was most overweight the Wireless sector and most underweight the Energy sector; additionally, the Fund maintained a small out of benchmark allocation to bank loans.

Distribution by Credit Quality

as of October 31, 2013

Credit Rating *	Percentage of Net Assets
Baa / BBB	1.3
Ba / BB	26.7
B	39.9
Caa / CCC or Lower	21.6
Unrated	3.1
Non-Debt Securities and Other Short-Term Instruments	7.6
Other Assets and Liabilities	(0.2)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like Short-Term Instruments and U.S. Government Agencies and Securities) for which Moody’s and S&P have not issued long-term credit ratings. Although Moody's and S&P individually rate U.S. Government Agencies and Securities, these securities, if any, are included in the "U.S. Government Agencies and Securities" category for the purposes of the table.

Diversification by Security Type

as of October 31, 2013

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Preferred Stocks	1.2
Total	1.3%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%
Corporate Bonds	87.5
Senior Floating Rate Interests	5.1
Total	92.6%
Short-Term Investments	6.3%
Other Assets and Liabilities	(0.2)
Total	100.0%

4

The Hartford High Yield Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
	Finance and Insurance - 0.0%
	Soundview NIM Trust
$920	0.00%, 12/25/2036 ■●	$—

	Total asset & commercial mortgage backed securities
	(cost $916)	$—

CORPORATE BONDS - 87.5%
	Administrative Waste Management and Remediation - 1.0%
	Casella Waste Systems, Inc.
$1,770	7.75%, 02/15/2019	$1,788
	Iron Mountain, Inc.
2,631	7.75%, 10/01/2019	2,923
		4,711
	Arts, Entertainment and Recreation - 8.1%
	AMC Entertainment, Inc.
3,811	8.75%, 06/01/2019 ‡	4,102
1,764	9.75%, 12/01/2020	2,015
	Carlson Wagonlit B.V.
936	6.88%, 06/15/2019 ■	969
	CCO Holdings LLC
2,920	7.38%, 06/01/2020	3,190
780	8.13%, 04/30/2020	854
	Emdeon, Inc.
1,625	11.00%, 12/31/2019	1,869
	Gannett Co., Inc.
4,630	5.13%, 10/15/2019 ■	4,792
	GLP Capital L.P./Finance II
360	4.38%, 11/01/2018 ■	367
1,510	4.88%, 11/01/2020 ■	1,521
350	5.38%, 11/01/2023 ■	354
	Gray Television, Inc.
4,625	7.50%, 10/01/2020	4,845
	Greektown Superholdings, Inc.
2,840	13.00%, 07/01/2015	2,964
	NBC Universal Enterprise
1,980	5.25%, 12/19/2049 ■	1,960
	Nexstar Broadcasting, Inc.
1,955	6.88%, 11/15/2020 ■	2,043
	Regal Entertainment Group
336	5.75%, 02/01/2025	320
1,423	9.13%, 08/15/2018	1,565
	Sirius XM Radio, Inc.
65	4.25%, 05/15/2020 ■	62
180	4.63%, 05/15/2023 ■	165
3,120	5.25%, 08/15/2022 ■	3,167
	Univision Communications, Inc.
2,090	6.75%, 09/15/2022 ■	2,278
		39,402
	Beverage and Tobacco Product Manufacturing - 0.7%
	Constellation Brands, Inc.
380	4.25%, 05/01/2023	364
2,830	6.00%, 05/01/2022	3,085
		3,449
	Chemical Manufacturing - 2.8%
	Ferro Corp.
2,632	7.88%, 08/15/2018	2,787
	Hexion Specialty Chemicals
2,145	8.88%, 02/01/2018	2,209
	Hexion U.S. Finance Corp.
2,915	6.63%, 04/15/2020	2,959
	Ineos Group Holdings plc
5,820	6.13%, 08/15/2018 ■	5,878
		13,833
	Computer and Electronic Product Manufacturing - 2.3%
	CDW Escrow Corp.
4,570	8.50%, 04/01/2019	5,061
	Freescale Semiconductor, Inc.
2,000	6.00%, 01/15/2022 ■☼	2,023
	Lucent Technologies, Inc.
1,050	6.45%, 03/15/2029	924
660	6.50%, 01/15/2028	574
	NXP B.V./NXP Funding LLC
1,815	3.75%, 06/01/2018 ■	1,820
	ON Semiconductor Corp.
887	2.63%, 12/15/2026 ۞	957
		11,359
	Construction - 2.6%
	K Hovnanian Enterprises, Inc.
2,426	9.13%, 11/15/2020 ■	2,644
	KB Home
310	7.00%, 12/15/2021	319
1,725	7.50%, 09/15/2022	1,807
2,660	8.00%, 03/15/2020	2,926
	Lennar Corp.
4,525	4.75%, 12/15/2017 - 11/15/2022	4,537
	M/I Homes, Inc.
543	3.00%, 03/01/2018	562
		12,795
	Fabricated Metal Product Manufacturing - 1.1%
	BOE Intermediate Holdings Corp.
1,820	9.00%, 11/01/2017 ■Þ	1,856
	Masco Corp.
1,430	5.85%, 03/15/2017	1,559
795	5.95%, 03/15/2022	843
225	7.13%, 03/15/2020	256
	Ply Gem Industries, Inc.
534	9.38%, 04/15/2017	573
		5,087
	Finance and Insurance - 13.1%
	Ally Financial, Inc.
3,765	5.50%, 02/15/2017	4,066
	CIT Group, Inc.
2,674	5.50%, 02/15/2019 ■	2,895
1,500	6.63%, 04/01/2018 ■	1,701
	Community Choice Financial, Inc.
2,700	10.75%, 05/01/2019	2,565
	Fibria Overseas Finance Ltd.
1,118	7.50%, 05/04/2020 ■	1,230
	Ineos Finance plc
821	7.50%, 05/01/2020 ■	897
691	8.38%, 02/15/2019 ■	770
	ING US, Inc.
1,255	5.65%, 05/15/2053	1,194
	Ladder Capital Finance Holdings LLC
2,830	7.38%, 10/01/2017	3,000

The accompanying notes are an integral part of these financial statements.

5

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 87.5% - (continued)
	Finance and Insurance - 13.1% - (continued)
	National Money Mart Co.
$3,370	10.38%, 12/15/2016	$3,505
	Nationstar Mortgage LLC
2,740	6.50%, 08/01/2018	2,836
2,496	7.88%, 10/01/2020	2,667
	Nuveen Investments, Inc.
4,980	9.13%, 10/15/2017 ■	4,831
1,730	9.50%, 10/15/2020 ■	1,648
	Provident Funding Associates L.P.
2,375	6.75%, 06/15/2021 ■	2,428
	Royal Bank of Scotland Group plc
2,355	6.99%, 10/05/2017 ■♠	2,467
800	7.64%, 09/27/2017 ♠Δ	766
	SLM Corp.
2,075	5.50%, 01/15/2019	2,155
1,735	6.25%, 01/25/2016	1,889
1,354	7.25%, 01/25/2022	1,449
1,655	8.45%, 06/15/2018	1,932
	Societe Generale
1,475	8.25%, 11/29/2018 §♠	1,545
	Softbank Corp.
4,790	4.50%, 04/15/2020 ■	4,742
	TMX Finance LLC
5,755	8.50%, 09/15/2018 ■	6,115
	UBS AG Jersey Branch
2,150	7.25%, 02/22/2022 §	2,349
	UBS AG Stamford CT
1,885	7.63%, 08/17/2022	2,149
		63,791
	Food Manufacturing - 0.5%
	Pinnacle Foods Finance LLC
2,695	4.88%, 05/01/2021 ■	2,574

	Furniture and Related Product Manufacturing - 0.1%
	Tempur-Pedic International, Inc.
410	6.88%, 12/15/2020	438

	Health Care and Social Assistance - 8.7%
	Alere, Inc.
2,260	6.50%, 06/15/2020	2,317
	Biomet, Inc.
2,605	6.50%, 08/01/2020 - 10/01/2020	2,736
	Capsugel S.A.
450	7.00%, 05/15/2019 ■☼	450
	Community Health Systems, Inc.
1,975	5.13%, 08/15/2018	2,054
1,985	7.13%, 07/15/2020	2,089
	Cubist Pharmaceuticals
489	1.13%, 09/01/2018 ۞■	529
681	1.88%, 09/01/2020 ۞■	732
	Exelixis, Inc.
1,200	4.25%, 08/15/2019 ۞	1,290
	HCA Holdings, Inc.
4,000	6.25%, 02/15/2021	4,200
	HCA, Inc.
3,005	7.25%, 09/15/2020	3,294
5,641	7.50%, 11/15/2095	5,077
754	8.50%, 04/15/2019	810
	Health Management Associates, Inc.
1,852	7.38%, 01/15/2020	2,065
	Hologic, Inc.
2,925	2.00%, 03/01/2042 ۞	3,058
310	6.25%, 08/01/2020	329
	Pinnacle Merger Sub, Inc.
2,280	9.50%, 10/01/2023 ■	2,405
	Savient Pharmaceuticals, Inc.
2,815	4.75%, 02/01/2018 ۞Ψ	49
	Tenet Healthcare Corp.
4,060	4.75%, 06/01/2020	4,030
2,545	8.13%, 04/01/2022 ■	2,787
	VPII Escrow Corp.
2,145	6.75%, 08/15/2018 ■	2,349
		42,650
	Information - 24.3%
	Activision Blizzard
5,575	5.63%, 09/15/2021 ■	5,770
	Altice Financing S.A.
2,785	7.88%, 12/15/2019 ■	3,016
925	9.88%, 12/15/2020 ■	1,034
	DISH DBS Corp.
1,770	5.00%, 03/15/2023	1,693
1,305	5.88%, 07/15/2022	1,336
2,640	6.75%, 06/01/2021	2,858
3,572	7.88%, 09/01/2019	4,152
	First Data Corp.
1,525	6.75%, 11/01/2020 ■	1,615
3,525	7.38%, 06/15/2019 ■	3,794
6,770	8.25%, 01/15/2021 ■	7,210
	Harron Communications L.P.
1,040	9.13%, 04/01/2020 ■	1,154
	Intelsat Jackson Holdings S.A.
190	6.63%, 12/15/2022 ■	194
1,855	7.50%, 04/01/2021	2,022
1,459	8.50%, 11/01/2019	1,601
	Intelsat Luxembourg S.A.
1,940	6.75%, 06/01/2018 ■	2,042
5,840	7.75%, 06/01/2021 ■	6,161
	Lawson Software, Inc.
880	9.38%, 04/01/2019	994
	Level 3 Escrow, Inc.
1,641	8.13%, 07/01/2019	1,809
	Level 3 Financing, Inc.
890	6.13%, 01/15/2021 ■☼	906
2,794	7.00%, 06/01/2020	2,976
4,355	10.00%, 02/01/2018	4,654
	MetroPCS Wireless, Inc.
3,425	6.63%, 11/15/2020	3,622
1,540	7.88%, 09/01/2018	1,663
	Nara Cable Funding Ltd.
5,015	8.88%, 12/01/2018 ■	5,327
	NII Capital Corp.
1,590	7.63%, 04/01/2021	922
	NII International Telecom S.a.r.l.
2,565	7.88%, 08/15/2019 ■	2,232
600	11.38%, 08/15/2019 ■	570
	Paetec Holding Corp.
1,361	9.88%, 12/01/2018	1,524

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 87.5% - (continued)
	Information - 24.3% - (continued)
	Softbrands, Inc.
$1,840	11.50%, 07/15/2018	$2,134
	Sprint Corp.
4,900	7.25%, 09/15/2021 ■	5,280
3,685	7.88%, 09/15/2023 ■	3,998
	Sprint Nextel Corp.
3,470	7.00%, 03/01/2020 ■	3,852
2,103	9.00%, 11/15/2018 ■	2,550
	Syniverse Holdings, Inc.
4,315	9.13%, 01/15/2019	4,671
	T-Mobile USA, Inc.
645	5.25%, 09/01/2018 ■	670
1,880	6.46%, 04/28/2019	1,993
775	6.63%, 04/28/2021	820
2,155	6.73%, 04/28/2022	2,276
305	6.84%, 04/28/2023	323
	Unitymedia Hessen GmbH & Co.
3,570	5.50%, 01/15/2023 ■	3,525
	UPCB Finance III Ltd.
2,015	6.63%, 07/01/2020 ■	2,151
	UPCB Finance VI Ltd.
1,310	6.88%, 01/15/2022 ■	1,411
	Videotron Ltee
773	9.13%, 04/15/2018	813
	Wind Acquisition Finance S.A.
1,185	6.50%, 04/30/2020 ■	1,221
5,660	7.25%, 02/15/2018 ■	5,950
	Windstream Corp.
2,050	7.50%, 04/01/2023	2,137
		118,626
	Machinery Manufacturing - 1.1%
	Case New Holland, Inc.
4,344	7.88%, 12/01/2017	5,142
	Weekley Homes LLC
395	6.00%, 02/01/2023 ■	382
		5,524
	Mining - 0.2%
	American Rock Salt Co. LLC
756	8.25%, 05/01/2018 ■	733

	Miscellaneous Manufacturing - 0.8%
	BE Aerospace, Inc.
1,558	6.88%, 10/01/2020 ╦	1,717
	DigitalGlobe, Inc.
2,190	5.25%, 02/01/2021 ■	2,119
		3,836
	Nonmetallic Mineral Product Manufacturing - 0.9%
	Ardagh Packaging Finance plc
340	4.88%, 11/15/2022 ■	334
323	7.38%, 10/15/2017 ■	347
1,987	9.13%, 10/15/2020 ■	2,141
	Cemex S.A.B. de C.V.
1,085	3.75%, 03/15/2018	1,381
		4,203
	Other Services - 1.1%
	Service Corp. International
290	5.38%, 01/15/2022 ■	293
4,565	7.63%, 10/01/2018	5,227
		5,520
	Petroleum and Coal Products Manufacturing - 5.5%
	Antero Resources Corp.
470	5.38%, 11/01/2021 ■☼	478
	Antero Resources Finance Corp.
1,520	6.00%, 12/01/2020	1,604
2,555	7.25%, 08/01/2019	2,740
	Cobalt International Energy, Inc.
1,645	2.63%, 12/01/2019 ۞	1,687
	Diamondback Energy, Inc.
2,215	7.63%, 10/01/2021 ■	2,315
	Endeavour International Corp.
3,067	12.00%, 03/01/2018	3,251
	EPE Holding/EP Energy Bond
1,262	8.88%, 12/15/2017 ■Þ	1,322
	Everest Acquisition LLC
405	6.88%, 05/01/2019	435
2,840	9.38%, 05/01/2020	3,280
	Ferrellgas Partners L.P.
2,060	6.50%, 05/01/2021	2,086
460	6.75%, 01/15/2022 ■☼	469
	Harvest Operations Corp.
1,336	6.88%, 10/01/2017	1,434
	Rosetta Resources, Inc.
2,910	5.63%, 05/01/2021	2,939
1,487	9.50%, 04/15/2018	1,606
	Seadrill Ltd.
1,250	5.63%, 09/15/2017 ■	1,291
		26,937
	Pipeline Transportation - 1.4%
	El Paso Corp.
1,020	7.00%, 06/15/2017	1,152
1,243	7.80%, 08/01/2031	1,283
	Energy Transfer Equity L.P.
1,757	7.50%, 10/15/2020	2,029
	Kinder Morgan Finance Co.
2,025	6.00%, 01/15/2018 ■	2,205
		6,669
	Plastics and Rubber Products Manufacturing - 1.3%
	Associated Materials LLC
930	9.13%, 11/01/2017	992
	Continental Rubber of America Corp.
2,455	4.50%, 09/15/2019 ■	2,575
	Nortek, Inc.
2,520	8.50%, 04/15/2021	2,762
		6,329
	Printing and Related Support Activities - 0.3%
	Quebecor Media, Inc.
1,540	5.75%, 01/15/2023	1,490

	Professional, Scientific and Technical Services - 0.7%
	SunGard Data Systems, Inc.
710	6.63%, 11/01/2019	742
2,615	7.38%, 11/15/2018	2,772
		3,514
	Real Estate, Rental and Leasing - 2.9%
	CBRE Services, Inc.
2,665	5.00%, 03/15/2023	2,588

The accompanying notes are an integral part of these financial statements.

7

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 87.5% - (continued)
	Real Estate, Rental and Leasing - 2.9% - (continued)
	International Lease Finance Corp.
$1,175	5.75%, 05/15/2016	$1,256
6,990	5.88%, 04/01/2019 - 08/15/2022	7,371
2,270	8.88%, 09/01/2017	2,693
		13,908
	Retail Trade - 3.8%
	99 Cents Only Stores
1,060	11.00%, 12/15/2019	1,192
	AmeriGas Partners L.P.
2,266	6.25%, 08/20/2019	2,425
	ARAMARK Corp.
3,440	5.75%, 03/15/2020 ■	3,603
	GRD Holding III Corp.
2,560	10.75%, 06/01/2019 ■	2,778
	Michaels Stores, Inc.
2,885	7.75%, 11/01/2018	3,112
	Party City Nextco Holdings
2,585	8.75%, 08/15/2019 ■	2,669
	PC Merger Sub, Inc.
1,755	8.88%, 08/01/2020 ■	1,917
	Sally Holdings LLC
985	5.75%, 06/01/2022	1,022
		18,718
	Transportation Equipment Manufacturing - 1.0%
	Huntington Ingalls Industries, Inc.
4,465	7.13%, 03/15/2021	4,839

	Utilities - 1.2%
	AES (The) Corp.
2,915	8.00%, 10/15/2017 ‡	3,432
	Dolphin Subsidiary II, Inc.
990	7.25%, 10/15/2021	1,030
	Texas Competitive Electric Co.
1,785	11.50%, 10/01/2020 ■	1,272
		5,734
	Total corporate bonds
	(cost $414,021)	$426,669

SENIOR FLOATING RATE INTERESTS ♦ - 5.1%
	Computer and Electronic Product Manufacturing - 0.4%
	Freescale Semiconductor, Inc.
$1,765	5.00%, 01/15/2021	$1,780

	Finance and Insurance - 1.0%
	Asurion LLC
4,968	3.50%, 07/08/2020 ☼	4,871

	Information - 0.1%
	Alcatel-Lucent
422	5.75%, 01/30/2019	428

	Other Services - 1.2%
	Gardner Denver
2,615	4.25%, 07/30/2020	2,615
	Rexnord LLC
3,235	4.00%, 08/21/2020	3,237
		5,852
	Retail Trade - 1.4%
	EB Sports Corp.
3,694	11.50%, 12/31/2015 Þ	3,676
	J. C. Penney Co., Inc.
1,401	6.00%, 05/15/2018	1,354
	Neiman Marcus Group, Inc.
1,805	5.00%, 10/25/2020	1,817
		6,847
	Soap, Cleaning Compound and Toilet Manufacturing - 0.2%
	Spotless Group
1,155	5.00%, 10/02/2018	1,164

	Utilities - 0.8%
	Calpine Corp.
475	10/30/2020 ◊☼	477
	Texas Competitive Electric Holdings Co. LLC
5,000	4.70%, 10/10/2017	3,330
		3,807
	Total senior floating rate interests
	(cost $24,641)	$24,749

COMMON STOCKS - 0.1%
	Energy - 0.1%
104,555	KCA Deutag ⌂●†	$725

	Software and Services - 0.0%
16	Stratus Technologies, Inc. ⌂●†	—

	Total common stocks
	(cost $1,417)	$725

PREFERRED STOCKS - 1.2%
	Diversified Financials - 0.9%
2	Citigroup Capital XIII	$65
159	GMAC Capital Trust I ۞	4,260
		4,325
	Software and Services - 0.0%
4	Stratus Technologies, Inc. ⌂†	64

	Telecommunication Services - 0.3%
23	Intelsat S.A., 5.75% ۞	1,224

	Total preferred stocks
	(cost $4,912)	$5,613

	Total long-term investments
	(cost $445,907)	$457,756

SHORT-TERM INVESTMENTS - 6.3%
Repurchase Agreements - 6.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $2,507, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $2,557)
$2,506	0.10%, 10/31/2013	$2,506

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 6.3% - (continued)
Repurchase Agreements - 6.3% - (continued)
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $867, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $884)
$867	0.09%, 10/31/2013		$867
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $4,021, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $4,101)
4,021	0.08%, 10/31/2013		4,021
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $11,401,
collateralized by U.S. Treasury Bill 0.01%
- 0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$11,629)
11,401	0.09%, 10/31/2013		11,401
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $4,597,
collateralized by FHLMC 2.50% - 7.50%,
2026 - 2043, FNMA 3.00% - 7.00%, 2026 -
2043, GNMA 2.67% - 5.00%, 2024 - 2048,
	value of $4,689)
4,597	0.12%, 10/31/2013		4,597
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $2,713, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $2,768)
2,713	0.09%, 10/31/2013		2,713
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $4,776, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $4,880)
4,776	0.10%, 10/31/2013		4,776
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $24, collateralized by U.S. Treasury Note 0.63%, 2017, value of $24)
24	0.09%, 10/31/2013		24
			30,905
	Total short-term investments
	(cost $30,905)		$30,905

	Total investments
	(cost $476,812) ▲	100.2%	$488,661
	Other assets and liabilities	(0.2)%	(802)
	Total net assets	100.0%	$487,859

The accompanying notes are an integral part of these financial statements.

9

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $477,277 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,479
Unrealized Depreciation	(6,095)
Net Unrealized Appreciation	$11,384

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value of these securities was $789, which represents 0.2% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The company is in bankruptcy. The investment held by the Fund is current with respect to interest payments.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $6,817 at October 31, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $100 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $29, held on behalf of the Fund at the custody bank, were received from broker(s) as collateral in connection with swap contracts. Cash of $922 was also pledged as initial margin deposit and collateral for daily variation margin loss on open centrally cleared swap contracts at October 31, 2013.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2013.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $174,325, which represents 35.7% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $3,894, which represents 0.8% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	104,555	KCA Deutag	$1,417
03/2010 - 07/2010	16	Stratus Technologies, Inc.	–
03/2010 - 07/2010	4	Stratus Technologies, Inc. Preferred	–

At October 31, 2013, the aggregate value of these securities was $789, which represents 0.2% of total net assets.

۞	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date.

The accompanying notes are an integral part of these financial statements.

10

Þ	This security may pay interest in additional principal instead of cash.

Credit Default Swap Contracts Outstanding at October 31, 2013

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Sell protection:
CDX.NA.HY.20	CME	$21,595	5.00%	06/20/18	$1,100	$1,646	$546

Credit default swaps on single-name issues:
Buy protection:
Time Warner Cable, Inc.	BCLY	$2,165	(1.00)% / 1.80%	06/20/18	$(11)	$77	$88
Time Warner Cable, Inc.	GSC	1,720	(1.00)% / 1.80%	06/20/18	(9)	61	70
Time Warner Cable, Inc.	JPM	1,735	(1.00)% / 1.80%	06/20/18	(8)	62	70
Total					$(28)	$200	$228
					$1,072	$1,846	$774

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2013. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Buy	11/21/2013	BMO	$73	$73	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
CME	Chicago Mercantile Exchange
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
CAD	Canadian Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

11

The Hartford High Yield Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$–	$–	$–	$–
Common Stocks ‡	725	–	–	725
Corporate Bonds	426,669	–	426,669	–
Preferred Stocks	5,613	4,325	1,224	64
Senior Floating Rate Interests	24,749	–	24,749	–
Short-Term Investments	30,905	–	30,905	–
Total	$488,661	$4,325	$483,547	$789
Credit Default Swaps *	774	–	774	–
Total	$774	$–	$774	$–
Liabilities:
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	*	$—	$—	$—	$—	$—	$—
Common Stocks	878	—	(153	)†	—	—	—	—	—	725
Preferred Stocks	63	—	1	‡	—	—	—	—	—	64
Total	$941	$—	$(152)		$—	$—	$—	$—	$—	$789

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was zero.
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $(153).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $1.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

12

The Hartford High Yield Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $476,812)	$488,661
Cash	1,025	*
Unrealized appreciation on OTC swap contracts	228
Receivables:
Investment securities sold	677
Fund shares sold	581
Dividends and interest	8,081
Variation margin on financial derivative instruments	6
Other assets	87
Total assets	499,346
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	10,351
Fund shares redeemed	666
Investment management fees	61
Dividends	94
Administrative fees	—
Distribution fees	36
Collateral received from broker	100
Accrued expenses	115
OTC swap premiums received	28
Other liabilities	36
Total liabilities	11,487
Net assets	$487,859
Summary of Net Assets:
Capital stock and paid-in-capital	$505,472
Undistributed net investment income	495
Accumulated net realized loss	(30,731)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	12,623
Net assets	$487,859

* Cash of $922 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

13

The Hartford High Yield Fund
Statement of Assets and Liabilities – (continued)
October 31, 2013
(000’s Omitted)

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$7.66/$8.02
Shares outstanding	38,645
Net assets	$295,950
Class B: Net asset value per share	$7.62
Shares outstanding	1,082
Net assets	$8,242
Class C: Net asset value per share	$7.63
Shares outstanding	13,784
Net assets	$105,204
Class I: Net asset value per share	$7.70
Shares outstanding	8,451
Net assets	$65,060
Class R3: Net asset value per share	$7.65
Shares outstanding	375
Net assets	$2,872
Class R4: Net asset value per share	$7.66
Shares outstanding	173
Net assets	$1,323
Class R5: Net asset value per share	$7.65
Shares outstanding	80
Net assets	$609
Class Y: Net asset value per share	$7.65
Shares outstanding	1,124
Net assets	$8,599

The accompanying notes are an integral part of these financial statements.

14

The Hartford High Yield Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$469
Interest	33,667
Total investment income	34,136

Expenses:
Investment management fees	3,478
Administrative services fees
Class R3	5
Class R4	3
Class R5	1
Transfer agent fees
Class A	648
Class B	27
Class C	102
Class I	52
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	875
Class B	99
Class C	1,074
Class R3	13
Class R4	5
Custodian fees	12
Accounting services fees	108
Registration and filing fees	126
Board of Directors' fees	14
Audit fees	17
Other expenses	116
Total expenses (before waivers and fees paid indirectly)	6,776
Expense waivers	(421)
Custodian fee offset	—
Total waivers and fees paid indirectly	(421)
Total expenses, net	6,355
Net Investment Income	27,781
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	12,619
Net realized gain on swap contracts	942
Net realized gain on foreign currency contracts	46
Net realized loss on other foreign currency transactions	(7)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	13,600
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(5,500)
Net unrealized appreciation of swap contracts	756
Net unrealized depreciation of foreign currency contracts	(17)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(4,761)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	8,839
Net Increase in Net Assets Resulting from Operations	$36,620

The accompanying notes are an integral part of these financial statements.

15

The Hartford High Yield Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$27,781	$29,134
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	13,600	(141)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(4,761)	20,308
Net Increase in Net Assets Resulting from Operations	36,620	49,301
Distributions to Shareholders:
From net investment income
Class A	(18,776)	(17,413)
Class B	(461)	(625)
Class C	(4,980)	(5,228)
Class I	(3,077)	(4,380)
Class R3	(131)	(95)
Class R4	(98)	(54)
Class R5	(34)	(26)
Class Y	(633)	(1,150)
Total distributions	(28,190)	(28,971)
Capital Share Transactions:
Class A	(74,850)	72,845
Class B	(2,918)	(2,524)
Class C	63	(3,149)
Class I	(491)	(24,472)
Class R3	899	430
Class R4	68	661
Class R5	175	93
Class Y	(7,083)	(5,418)
Net increase (decrease) from capital share transactions	(84,137)	38,466
Net Increase (Decrease) in Net Assets	(75,707)	58,796
Net Assets:
Beginning of period	563,566	504,770
End of period	$487,859	$563,566
Undistributed (distribution in excess of) net investment income	$495	$348

The accompanying notes are an integral part of these financial statements.

16

The Hartford High Yield Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford High Yield Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the

17

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

18

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

19

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the

20

Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are

21

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

22

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

b)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions, credit spreads, currency exchange rates, interest rates and other relevant factors.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, minimum daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

23

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2013.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on OTC swap contracts	$—	$—	$228	$—	$—	$—	$228
Variation margin receivable *	—	—	6	—	—	—	6
Total	$—	$—	$234	$—	$—	$—	$234

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation of $546 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

24

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on swap contracts	$—	$—	$942	$—	$—	$—	$942
Net realized gain on foreign currency contracts	—	46	—	—	—	—	46
Total	$—	$46	$942	$—	$—	$—	$988

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of swap contracts	$—	$—	$756	$—	$—	$—	$756
Net change in unrealized depreciation of foreign currency contracts	—	(17)	—	—	—	—	(17)
Total	$—	$(17)	$756	$—	$—	$—	$739

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular

25

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$28,130	$29,262

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,152
Accumulated Capital Losses *	(30,267)
Unrealized Appreciation †	12,158
Total Accumulated Deficit	$(16,957)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

26

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$556
Accumulated Net Realized Gain (Loss)	(374)
Capital Stock and Paid-in-Capital	(182)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$12,163
2017	18,104
Total	$30,267

During the year ended October 31, 2013, the Fund utilized $11,547 of prior year capital loss carryforwards.

During the year ended October 31, 2013, the Fund utilized $1,146 of prior year long-term capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager.

27

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.650%
On next $500 million	0.600%
On next $1.5 billion	0.595%
On next $2.5 billion	0.590%
On next $5 billion	0.580%
Over $10 billion	0.570%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

28

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%

d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.05%
Class B	1.80
Class C	1.80
Class I	0.79
Class R3	1.35
Class R4	1.05
Class R5	0.75
Class Y	0.70

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $1,007 and contingent deferred sales charges of $43 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related

29

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	24%
Class Y	2

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$300,106
Sales Proceeds Excluding U.S. Government Obligations	397,231

30

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	19,401	2,361	(31,662)	(9,900)	33,830	2,070	(26,324)	9,576
Amount	$147,549	$17,991	$(240,390)	$(74,850)	$248,181	$15,175	$(190,511)	$72,845
Class B
Shares	149	55	(588)	(384)	263	75	(687)	(349)
Amount	$1,126	$421	$(4,465)	$(2,918)	$1,919	$547	$(4,990)	$(2,524)
Class C
Shares	8,229	573	(8,816)	(14)	8,901	574	(9,983)	(508)
Amount	$62,636	$4,351	$(66,924)	$63	$64,496	$4,191	$(71,836)	$(3,149)
Class I
Shares	10,333	369	(10,735)	(33)	13,950	518	(17,901)	(3,433)
Amount	$78,852	$2,828	$(82,171)	$(491)	$101,163	$3,808	$(129,443)	$(24,472)
Class R3
Shares	177	17	(76)	118	91	13	(45)	59
Amount	$1,347	$130	$(578)	$899	$664	$95	$(329)	$430
Class R4
Shares	240	11	(236)	15	152	7	(68)	91
Amount	$1,813	$84	$(1,829)	$68	$1,106	$50	$(495)	$661
Class R5
Shares	41	4	(22)	23	29	3	(20)	12
Amount	$304	$34	$(163)	$175	$213	$26	$(146)	$93
Class Y
Shares	221	83	(1,235)	(931)	591	157	(1,493)	(745)
Amount	$1,682	$633	$(9,398)	$(7,083)	$4,305	$1,145	$(10,868)	$(5,418)
Total
Shares	38,791	3,473	(53,370)	(11,106)	57,807	3,417	(56,521)	4,703
Amount	$295,309	$26,472	$(405,918)	$(84,137)	$422,047	$25,037	$(408,618)	$38,466

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	92	$703
For the Year Ended October 31, 2012	145	$1,055

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford

31

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14. Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15. Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

32

The Hartford High Yield Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$7.53	$0.40	$0.14	$0.54	$(0.41)	$–	$(0.41)	$7.66	7.33%	$295,950	1.15%	1.05%	5.29%
B	7.50	0.34	0.13	0.47	(0.35)	–	(0.35)	7.62	6.43	8,242	1.99	1.80	4.54
C	7.51	0.34	0.13	0.47	(0.35)	–	(0.35)	7.63	6.42	105,204	1.81	1.80	4.54
I	7.57	0.42	0.14	0.56	(0.43)	–	(0.43)	7.70	7.56	65,060	0.81	0.79	5.54
R3	7.53	0.38	0.13	0.51	(0.39)	–	(0.39)	7.65	6.87	2,872	1.47	1.35	4.96
R4	7.54	0.40	0.13	0.53	(0.41)	–	(0.41)	7.66	7.18	1,323	1.14	1.05	5.30
R5	7.53	0.42	0.13	0.55	(0.43)	–	(0.43)	7.65	7.51	609	0.84	0.75	5.57
Y	7.53	0.43	0.13	0.56	(0.44)	–	(0.44)	7.65	7.57	8,599	0.72	0.70	5.65

For the Year Ended October 31, 2012 (D)
A	$7.20	$0.44	$0.33	$0.77	$(0.44)	$–	$(0.44)	$7.53	11.00%	$365,718	1.12%	1.05%	5.97%
B	7.17	0.38	0.33	0.71	(0.38)	–	(0.38)	7.50	10.24	10,990	2.00	1.80	5.28
C	7.18	0.38	0.33	0.71	(0.38)	–	(0.38)	7.51	10.23	103,639	1.82	1.79	5.24
I	7.23	0.46	0.34	0.80	(0.46)	–	(0.46)	7.57	11.39	64,195	0.83	0.80	6.24
R3	7.20	0.42	0.33	0.75	(0.42)	–	(0.42)	7.53	10.68	1,934	1.49	1.35	5.65
R4	7.20	0.44	0.34	0.78	(0.44)	–	(0.44)	7.54	11.15	1,191	1.16	1.05	5.85
R5	7.20	0.46	0.33	0.79	(0.46)	–	(0.46)	7.53	11.34	431	0.86	0.75	6.25
Y	7.19	0.47	0.33	0.80	(0.46)	–	(0.46)	7.53	11.55	15,468	0.73	0.70	6.39

For the Year Ended October 31, 2011 (D)
A	$7.37	$0.53	$(0.17)	$0.36	$(0.53)	$–	$(0.53)	$7.20	4.95%	$280,568	1.14%	1.05%	7.19%
B	7.34	0.48	(0.17)	0.31	(0.48)	–	(0.48)	7.17	4.19	13,007	1.99	1.80	6.45
C	7.35	0.47	(0.16)	0.31	(0.48)	–	(0.48)	7.18	4.20	102,694	1.83	1.80	6.43
I	7.39	0.55	(0.16)	0.39	(0.55)	–	(0.55)	7.23	5.36	86,138	0.82	0.79	7.38
R3	7.36	0.51	(0.16)	0.35	(0.51)	–	(0.51)	7.20	4.79	1,423	1.51	1.35	6.85
R4	7.37	0.53	(0.17)	0.36	(0.53)	–	(0.53)	7.20	4.95	483	1.19	1.05	7.13
R5	7.37	0.56	(0.18)	0.38	(0.55)	–	(0.55)	7.20	5.27	321	0.84	0.75	7.45
Y	7.36	0.57	(0.18)	0.39	(0.56)	–	(0.56)	7.19	5.32	20,136	0.73	0.70	7.53

For the Year Ended October 31, 2010 (D)
A	$6.73	$0.59	$0.65	$1.24	$(0.60)	$–	$(0.60)	$7.37	19.14%	$284,606	1.20%	1.20%	8.43%
B	6.71	0.54	0.64	1.18	(0.55)	–	(0.55)	7.34	18.17	19,919	2.06	1.95	7.73
C	6.71	0.54	0.65	1.19	(0.55)	–	(0.55)	7.35	18.38	85,523	1.89	1.89	7.73
I	6.74	0.61	0.66	1.27	(0.62)	–	(0.62)	7.39	19.63	21,098	0.88	0.88	8.51
R3	6.73	0.56	0.65	1.21	(0.58)	–	(0.58)	7.36	18.70	371	1.61	1.45	8.16
R4	6.73	0.59	0.65	1.24	(0.60)	–	(0.60)	7.37	19.20	318	1.27	1.15	8.24
R5	6.73	0.61	0.65	1.26	(0.62)	–	(0.62)	7.37	19.51	492	0.90	0.88	8.52
Y	6.73	0.62	0.64	1.26	(0.63)	–	(0.63)	7.36	19.47	44,553	0.79	0.79	8.85

See Portfolio Turnover information on the next page.

33

The Hartford High Yield Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009 (D)
A	$5.52	$0.59	$1.22	$1.81	$(0.60)	$–	$(0.60)	$6.73	35.01%	$202,256	1.30%	1.15%	10.16%
B	5.51	0.55	1.21	1.76	(0.56)	–	(0.56)	6.71	34.05	22,749	2.18	1.80	9.54
C	5.51	0.54	1.21	1.75	(0.55)	–	(0.55)	6.71	33.90	51,777	1.96	1.90	9.41
I	5.53	0.61	1.21	1.82	(0.61)	–	(0.61)	6.74	35.30	2,068	0.86	0.86	10.36
R3	5.52	0.57	1.22	1.79	(0.58)	–	(0.58)	6.73	34.68	166	1.69	1.40	9.89
R4	5.53	0.59	1.21	1.80	(0.60)	–	(0.60)	6.73	34.83	18	1.36	1.10	10.21
R5	5.53	0.60	1.21	1.81	(0.61)	–	(0.61)	6.73	35.11	11	0.89	0.89	10.46
Y	5.53	0.61	1.21	1.82	(0.62)	–	(0.62)	6.73	35.21	49,568	0.79	0.79	10.50

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	58%
For the Year Ended October 31, 2012	138
For the Year Ended October 31, 2011	117
For the Year Ended October 31, 2010	141
For the Year Ended October 31, 2009	182

34

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford High Yield Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford High Yield Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

35

The Hartford High Yield Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

36

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

37

The Hartford High Yield Fund
Directors and Officers (Unaudited) – (continued))

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38

The Hartford High Yield Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

39

The Hartford High Yield Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,008.60	$5.32	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class B	$1,000.00	$1,004.80	$9.09	$1,000.00	$1,016.13	$9.15	1.80	184	365
Class C	$1,000.00	$1,003.50	$9.05	$1,000.00	$1,016.17	$9.11	1.79	184	365
Class I	$1,000.00	$1,009.80	$3.96	$1,000.00	$1,021.27	$3.98	0.78	184	365
Class R3	$1,000.00	$1,005.80	$6.82	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R4	$1,000.00	$1,007.30	$5.31	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class R5	$1,000.00	$1,008.80	$3.80	$1,000.00	$1,021.43	$3.82	0.75	184	365
Class Y	$1,000.00	$1,010.40	$3.55	$1,000.00	$1,021.68	$3.57	0.70	184	365

40

The Hartford High Yield Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford High Yield Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

41

The Hartford High Yield Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management as sub-adviser in 2012.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

42

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

43

The Hartford High Yield Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

44

The Hartford High Yield Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

45

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-HY13 12/13 113985-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD INFLATION PLUS FUND 2013 Annual Report

The Hartford Inflation Plus Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Inflation Plus Fund inception 10/31/2002
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a total return that exceeds the rate of inflation over an economic cycle.

Performance Overview 10/31/03 – 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
Inflation Plus A#	-7.15%	6.84%	4.72%
Inflation Plus A##	-11.33%	5.86%	4.24%
Inflation Plus B#	-7.88%	6.03%	4.10	%*
Inflation Plus B##	-12.33%	5.71%	4.10	%*
Inflation Plus C#	-7.81%	6.06%	3.95%
Inflation Plus C##	-8.70%	6.06%	3.95%
Inflation Plus I#	-6.88%	7.11%	4.94%
Inflation Plus R3#	-7.49%	6.46%	4.61	%†
Inflation Plus R4#	-7.15%	6.79%	4.82	%†
Inflation Plus R5#	-6.90%	7.07%	5.02	%†
Inflation Plus Y#	-6.79%	7.20%	5.09	%†
Barclays U.S. TIPS Index	-6.39%	7.36%	5.23%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
†	Rates shown are since inception date of Class Y shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class Y shares commenced operations on 11/28/03.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Inflation Plus Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Inflation Plus Class A	0.85%	0.86%
Inflation Plus Class B	1.60%	1.66%
Inflation Plus Class C	1.59%	1.59%
Inflation Plus Class I	0.60%	0.64%
Inflation Plus Class R3	1.20%	1.21%
Inflation Plus Class R4	0.90%	0.91%
Inflation Plus Class R5	0.60%	0.62%
Inflation Plus Class Y	0.50%	0.50%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Lindsay T. Politi
Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Inflation Plus Fund returned -7.15%, before sales charge, for the twelve-month period ended October 31, 2013, underperforming the Fund’s benchmark, the Barclays U.S. TIPS Index, which returned -6.39% for the same period. The Fund also underperformed the -5.29% average return of the Lipper Inflation Protected Bond Funds peer group, a group of funds that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income assets experienced mixed performance with major global government bond yields increasing over the twelve-month period. Japanese yields were a notable exception as yields continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected caused increased volatility in financial markets in May and June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank will potentially cut interest rates due to weak, below-target European inflation data. Peripheral European spreads (especially in Ireland, Spain, and Italy) continued to tighten through the period.

The U.S. Treasury yield curve steepened over the twelve-month period as short term yields were flat to slightly down while longer-term yields rose. Many of the major fixed income sectors, with the exception of commercial mortgage backed securities (CMBS), high yield, and bank loans, posted negative absolute returns due to the rise in rates. Most sectors outperformed Treasuries on a duration-adjusted basis as credit spreads tightened.

During the period, security selection across intermediate maturity TIPS (5-10 year maturities) was additive to relative results; however, this was offset by negative security selection across shorter (0-5 year maturities) and longer maturity (10+ year maturity) TIPS. Positions in Consumer Price Index (CPI) swaps detracted from relative results, as did active duration and yield curve positioning throughout the period. An out of benchmark allocation to bank loans added to relative performance, as did an allocation to nominal U.S. Treasuries. The Fund had exposure to Treasury futures contracts and CPI swaps during the period, which in aggregate, detracted marginally from relative performance.

What is the outlook?

We believe the Fed will remain accommodative for an extended period to support U.S. growth and to reduce unemployment. In the near term, we do not expect meaningful increases in CPI, as the market is not currently experiencing significant wage pressures or prolonged increases in rental levels. Additionally, we believe the government shutdown and political gridlock may have adverse effects on growth and an indirect impact on consumer and business sentiment, putting downward pressure on near term CPI. Longer term,

3

The Hartford Inflation Plus Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

we expect headline inflation to rise in the next 18–24 months to 2.0–2.25% on the heels of modest economic growth and increased consumer activity. The Fund ended the period positioned with what we believe to be a relatively low risk profile as we await clarity on key policy decisions and assess their likely impact on the inflation environment.

Distribution by Credit Quality

as of October 31, 2013

Credit Rating *	Percentage of Net Assets
Aa / AA	2.1
Baa / BBB	0.2
Ba / BB	1.9
B	1.7
U.S. Government Agencies and Securities	91.0
Non-Debt Securities and Other Short-Term Instruments	3.0
Other Assets and Liabilities	0.1
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like Short-Term Instruments and U.S. Government Agencies and Securities) for which Moody’s and S&P have not issued long-term credit ratings. Although Moody's and S&P individually rate U.S. Government Agencies and Securities, these securities are included in the "U.S. Government Agencies and Securities" category for the purposes of the table.

Diversification by Security Type

as of October 31, 2013

Category	Percentage of Net Assets
Fixed Income Securities
Foreign Government Obligations	2.1
Senior Floating Rate Interests	3.8
U.S. Government Agencies	0.0
U.S. Government Securities	91.0
Total	96.9%
Short-Term Investments	3.0%
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Inflation Plus Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 2.1%
		Japan - 2.1%
		Japan (Government of)
JPY	2,861,058	0.10%, 09/10/2023 ◄	$30,474
		Total foreign government obligations
		(cost $30,900)	$30,474

SENIOR FLOATING RATE INTERESTS ♦ - 3.8%
		Administrative Waste Management and Remediation - 0.1%
		ADS Waste Holdings, Inc.
	$834	4.25%, 10/09/2019	$838

		Air Transportation - 0.2%
		AWAS Finance Luxembourg S.aár.l.
	370	3.50%, 07/16/2018	370
		Delta Air Lines, Inc., Term Loan
	2,462	4.25%, 04/20/2017	2,473
			2,843
		Apparel Manufacturing - 0.0%
		PVH Corp.
	450	3.25%, 02/13/2020	451

		Arts, Entertainment and Recreation - 0.1%
		Univision Communications, Inc.
	1,020	4.50%, 03/01/2020	1,025

		Chemical Manufacturing - 0.1%
		DuPont Performance Coatings, Inc.
	100	4.75%, 02/01/2020	100
		Ineos US Finance LLC
	1,304	4.00%, 05/04/2018	1,308
			1,408
		Computer and Electronic Product Manufacturing - 0.1%
		Freescale Semiconductor, Inc.
	1,990	5.00%, 02/28/2020	2,007

		Educational Services - 0.0%
		Bright Horizons Family Solutions, Inc.
	258	4.00%, 01/30/2020	259

		Finance and Insurance - 0.5%
		Asurion LLC
	2,734	4.50%, 05/24/2019	2,734
		Chrysler Group LLC
	970	4.25%, 05/24/2017	978
		Nuveen Investments, Inc.
	500	4.17%, 05/13/2017	497
		Ocwen Financial Corp.
	214	5.00%, 02/15/2018	217
		RPI Finance Trust
	2,344	4.00%, 11/09/2018	2,344
		Walter Investment Management
	133	5.75%, 11/28/2017	134
			6,904
		Food Manufacturing - 0.1%
		H.J. Heinz Co.
	933	3.50%, 06/05/2020	939
		Health Care and Social Assistance - 0.6%
		Alkermes, Inc.
	371	3.50%, 09/25/2019	372
		American Renal Holdings, Inc.
	667	4.50%, 08/20/2019	657
		DaVita, Inc.
	452	4.00%, 11/01/2019	454
		HCA, Inc.
	2,000	2.92%, 05/01/2018	2,002
		Health Management Associates, Inc.
	1,940	3.50%, 11/16/2018	1,938
		Hologic, Inc.
	1,023	3.75%, 08/01/2019	1,028
		IMS Health, Inc.
	242	3.75%, 09/01/2017	243
		MultiPlan, Inc.
	1,545	4.00%, 08/26/2017	1,555
		Truven Health Analytics, Inc.
	494	4.50%, 06/06/2019	495
			8,744
		Information - 0.9%
		Charter Communications Operating LLC
	2,587	3.00%, 12/31/2020	2,560
		Emdeon, Inc.
	453	3.75%, 11/02/2018	454
		First Data Corp.
	515	4.17%, 09/24/2018	516
		Infor US, Inc.
	1,217	5.25%, 04/05/2018	1,226
		Kronos, Inc.
	1,042	4.50%, 10/30/2019	1,046
		MISYS plc
	1,737	5.00%, 12/12/2018	1,750
		Nine Entertainment Group Ltd.
	368	3.25%, 02/05/2020	366
		Telesat Canada
	4,346	3.50%, 03/28/2019	4,365
		Virgin Media Finance plc
	1,000	3.50%, 06/08/2020	1,000
			13,283
		Mining - 0.1%
		Arch Coal, Inc.
	1,000	5.75%, 05/16/2018	970
		Fortescue Metals Group Ltd.
	1,020	5.25%, 10/18/2017	1,021
			1,991
		Miscellaneous Manufacturing - 0.1%
		DigitalGlobe, Inc.
	592	3.75%, 01/15/2020	595
		Reynolds Group Holdings, Inc.
	1,089	4.75%, 09/28/2018	1,097
		TransDigm Group, Inc.
	136	3.75%, 02/28/2020	136
			1,828
		Other Services - 0.2%
		Rexnord LLC
	2,201	4.00%, 08/21/2020	2,203

The accompanying notes are an integral part of these financial statements.

5

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 3.8% - (continued)
	Petroleum and Coal Products Manufacturing - 0.2%
	Everest Acquisition LLC
$833	3.50%, 05/24/2018	$833
	MEG Energy Corp.
868	3.75%, 03/31/2020	873
	Samson Investment Co.
510	6.00%, 09/25/2018	514
		2,220
	Plastics and Rubber Products Manufacturing - 0.2%
	Berry Plastics Group, Inc.
1,020	3.50%, 02/08/2020	1,016
	Goodyear (The) Tire & Rubber Co.
2,000	4.75%, 04/30/2019	2,021
		3,037
	Primary Metal Manufacturing - 0.0%
	Novelis, Inc.
386	3.75%, 03/10/2017	387

	Retail Trade - 0.1%
	ARAMARK Corp.
400	4.00%, 09/09/2019	401
	Michaels Stores, Inc.
418	3.75%, 01/28/2020	419
	Rite Aid Corp.
353	4.00%, 02/21/2020	355
		1,175
	Utilities - 0.2%
	Calpine Corp.
1,213	4.00%, 10/09/2019	1,219
	Energy Transfer Equity L.P.
2,000	3.75%, 03/24/2017	2,000
	LSP Madison Funding LLC
247	5.50%, 06/28/2019	248
		3,467
	Total senior floating rate interests
	(cost $54,657)	$55,009

U.S. GOVERNMENT AGENCIES - 0.0%
	FNMA - 0.0%
$3	9.75%, 07/01/2020	$3
2	10.50%, 12/01/2018	3
		6
	GNMA - 0.0%
3	11.00%, 12/20/2015 - 12/20/2018	3

	Total U.S. government agencies
	(cost $9)	$9
U.S. GOVERNMENT SECURITIES - 91.0%
U.S. Treasury Securities - 91.0%
	U.S. Treasury Bonds - 24.8%
$9,925	0.63%, 02/15/2043 ◄	8,363
45,791	0.75%, 02/15/2042 ◄	40,949
29,035	1.75%, 01/15/2028 ◄	36,428
25,730	2.00%, 01/15/2026 ◄	35,073
45,116	2.13%, 02/15/2040 - 02/15/2041 ◄	57,841
45,835	2.38%, 01/15/2025 - 01/15/2027 ◄	66,178
25,185	2.50%, 01/15/2029 ◄	33,862
3,425	3.63%, 04/15/2028 ◄╦	6,862
34,050	3.88%, 04/15/2029 ◄	69,647
		355,203
	U.S. Treasury Notes - 66.2%
457,240	0.13%, 04/15/2016 - 01/15/2023 ◄	477,162
49,275	0.38%, 07/15/2023 ◄	49,501
54,350	0.63%, 07/15/2021 ◄	58,927
70,100	1.13%, 01/15/2021 ◄	80,978
22,940	1.25%, 07/15/2020 ◄	27,030
56,950	1.38%, 01/15/2020 ◄	67,810
21,125	1.63%, 01/15/2018 ◄	25,995
36,525	1.88%, 07/15/2015 - 07/15/2019 ◄	45,697
34,850	2.00%, 01/15/2016 ◄	43,870
10,980	2.13%, 01/15/2019 ◄	13,625
45,450	2.38%, 01/15/2017 ◄	58,487
		949,082
		1,304,285
	Total U.S. government securities
	(cost $1,338,427)	$1,304,285

	Total long-term investments
	(cost $1,423,993)	$1,389,777

SHORT-TERM INVESTMENTS - 3.0%
Repurchase Agreements - 3.0%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $3,467, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $3,536)
$3,467	0.10%, 10/31/2013	$3,467
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,199, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $1,223)
1,199	0.09%, 10/31/2013	1,199
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $5,561, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $5,672)
5,561	0.08%, 10/31/2013	5,561

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 3.0% - (continued)
Repurchase Agreements - 3.0% - (continued)
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $15,770,
collateralized by U.S. Treasury Bill
0.01% - 0.35%, 2013 - 2014, U.S.
Treasury Bond 2.75% - 8.75%, 2017
- 2042, U.S. Treasury Note 0.25% -
	4.75%, 2013 - 2022, value of $16,086)
$15,770	0.09%, 10/31/2013		$15,770
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
 11/01/2013 in the amount of $6,358,
collateralized by FHLMC 2.50% -
7.50%, 2026 - 2043, FNMA 3.00% -
 7.00%, 2026 - 2043, GNMA 2.67% -
	5.00%, 2024 - 2048, value of $6,485)
6,358	0.12%, 10/31/2013		6,358
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $3,753, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $3,828)
3,753	0.09%, 10/31/2013		3,753
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $6,606, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $6,750)
6,606	0.10%, 10/31/2013		6,606
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $33, collateralized by U.S. Treasury Note 0.63%, 2017, value of $34)
33	0.09%, 10/31/2013		33
			42,747
	Total short-term investments
	(cost $42,747)		$42,747

	Total investments
	(cost $1,466,740) ▲	99.9%	$1,432,524
	Other assets and liabilities	0.1%	777
	Total net assets	100.0%	$1,433,301

The accompanying notes are an integral part of these financial statements.

7

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $1,473,218 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,649
Unrealized Depreciation	(54,343)
Net Unrealized Depreciation	$(40,694)

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2013.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

Foreign Currency Contracts Outstanding at October 31, 2013
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPY	Sell	12/18/2013	UBS	$30,849	$30,416	$433

Interest Rate Swap Contracts Outstanding at October 31, 2013
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	1.50% Fixed	CPURNSA 231.37	75,000	12/13/13	$–	$(246)	$(246)

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
UBS	UBS AG

Currency Abbreviations:
JPY	Japanese Yen

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

8

The Hartford Inflation Plus Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Foreign Government Obligations	30,474	–	30,474	–
Senior Floating Rate Interests	55,009	–	55,009	–
U.S. Government Agencies	9	–	9	–
U.S. Government Securities	1,304,285	133,172	1,171,113	–
Short-Term Investments	42,747	–	42,747	–
Total	$1,432,524	$133,172	$1,299,352	$–
Foreign Currency Contracts *	433	–	433	–
Total	$433	$–	$433	$–
Liabilities:
Interest Rate Swaps *	246	–	246	–
Total	$246	$–	$246	$–

♦	For the year ended October 31, 2013, investments valued at $246,198 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Inflation Plus Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,466,740)	$1,432,524
Cash	274
Unrealized appreciation on foreign currency contracts	433
Receivables:
Investment securities sold	1,467
Fund shares sold	511
Dividends and interest	3,378
Other assets	84
Total assets	1,438,671
Liabilities:
Unrealized depreciation on OTC swap contracts	246
Payables:
Fund shares redeemed	4,636
Investment management fees	129
Administrative fees	4
Distribution fees	112
Accrued expenses	243
Total liabilities	5,370
Net assets	$1,433,301
Summary of Net Assets:
Capital stock and paid-in-capital	$1,423,859
Undistributed net investment income	684
Accumulated net realized gain	42,787
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(34,029)
Net assets	$1,433,301
Shares authorized	6,245,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.32/$11.85
Shares outstanding	44,859
Net assets	$507,889
Class B: Net asset value per share	$11.05
Shares outstanding	2,590
Net assets	$28,633
Class C: Net asset value per share	$11.05
Shares outstanding	34,027
Net assets	$375,906
Class I: Net asset value per share	$11.45
Shares outstanding	10,859
Net assets	$124,329
Class R3: Net asset value per share	$11.21
Shares outstanding	6,544
Net assets	$73,380
Class R4: Net asset value per share	$11.33
Shares outstanding	2,612
Net assets	$29,584
Class R5: Net asset value per share	$11.42
Shares outstanding	544
Net assets	$6,219
Class Y: Net asset value per share	$11.46
Shares outstanding	25,082
Net assets	$287,361

The accompanying notes are an integral part of these financial statements.

10

The Hartford Inflation Plus Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Interest	$23,176
Total investment income	23,176

Expenses:
Investment management fees	9,155
Administrative services fees
Class R3	168
Class R4	54
Class R5	7
Transfer agent fees
Class A	900
Class B	76
Class C	550
Class I	320
Class R3	9
Class R4	3
Class R5	2
Class Y	7
Distribution fees
Class A	1,770
Class B	410
Class C	5,761
Class R3	421
Class R4	90
Custodian fees	16
Accounting services fees	279
Registration and filing fees	185
Board of Directors' fees	55
Audit fees	31
Other expenses	306
Total expenses (before waivers and fees paid indirectly)	20,575
Expense waivers	(401)
Custodian fee offset	—
Total waivers and fees paid indirectly	(401)
Total expenses, net	20,174
Net Investment Income	3,002
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	44,213
Net realized gain on futures	799
Net realized loss on swap contracts	(1,205)
Net realized loss on foreign currency contracts	(496)
Net realized gain on other foreign currency transactions	512
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	43,823
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(203,412)
Net unrealized depreciation of swap contracts	(246)
Net unrealized appreciation of foreign currency contracts	433
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(203,225)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(159,402)
Net Decrease in Net Assets Resulting from Operations	$(156,400)

The accompanying notes are an integral part of these financial statements.

11

The Hartford Inflation Plus Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$3,002	$12,234
Net realized gain on investments, other financial instruments and foreign currency transactions	43,823	91,777
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(203,225)	61,830
Net Increase (Decrease) in Net Assets Resulting from Operations	(156,400)	165,841
Distributions to Shareholders:
From net investment income
Class A	(2,474)	(4,916)
Class B	(90)	(215)
Class C	(1,248)	(2,606)
Class I	(963)	(2,084)
Class R3	(221)	(418)
Class R4	(115)	(207)
Class R5	(27)	(51)
Class Y	(1,298)	(2,282)
Total from net investment income	(6,436)	(12,779)
From net realized gain on investments
Class A	(28,407)	(33,827)
Class B	(1,765)	(2,972)
Class C	(24,327)	(28,745)
Class I	(9,692)	(13,598)
Class R3	(3,142)	(2,836)
Class R4	(1,360)	(1,125)
Class R5	(272)	(299)
Class Y	(12,267)	(12,276)
Total from net realized gain on investments	(81,232)	(95,678)
Total distributions	(87,668)	(108,457)
Capital Share Transactions:
Class A	(256,996)	(6,243)
Class B	(19,364)	(19,889)
Class C	(266,637)	25,132
Class I	(147,208)	(10,330)
Class R3	(10,753)	26,489
Class R4	(7,454)	14,507
Class R5	(1,005)	(6,893)
Class Y	(54,921)	68,734
Net increase (decrease) from capital share transactions	(764,338)	91,507
Net Increase (Decrease) in Net Assets	(1,008,406)	148,891
Net Assets:
Beginning of period	2,441,707	2,292,816
End of period	$1,433,301	$2,441,707
Undistributed (distribution in excess of) net investment income	$684	$4,103

The accompanying notes are an integral part of these financial statements.

12

The Hartford Inflation Plus Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Inflation Plus Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the

13

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

14

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

15

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

16

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

c)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however,

17

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. As of October 31, 2013, the Fund had no outstanding futures contracts.

c)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

18

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions, credit spreads, currency exchange rates, interest rates and other relevant factors.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, minimum daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash

19

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swap contracts as of October 31, 2013.

d)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$433	$—	$—	$—	$—	$433
Total	$—	$433	$—	$—	$—	$—	$433

Liabilities:
Unrealized depreciation on OTC swap contracts	$246	$—	$—	$—	$—	$—	$246
Total	$246	$—	$—	$—	$—	$—	$246

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$799	$—	$—	$—	$—	$—	$799
Net realized loss on swap contracts	(1,205)	—	—	—	—	—	(1,205)
Net realized loss on foreign currency contracts	—	(496)	—	—	—	—	(496)
Total	$(406)	$(496)	$—	$—	$—	$—	$(902)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of swap contracts	$(246)	$—	$—	$—	$—	$—	$(246)
Net change in unrealized appreciation of foreign currency contracts	—	433	—	—	—	—	433
Total	$(246)	$433	$—	$—	$—	$—	$187

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by

20

the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

21

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$66,249	$58,892
Long-Term Capital Gains ‡	21,680	49,442

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,117
Undistributed Long-Term Capital Gain	49,265
Unrealized Depreciation *	(40,940)
Total Accumulated Earnings	$9,442

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$15
Accumulated Net Realized Gain (Loss)	(15)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

22

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.500%
On next $500 million	0.450%
On next $1.5 billion	0.445%
On next $2.5 billion	0.440%
On next $5 billion	0.430%
Over $10 billion	0.420%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $ 10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013,

23

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	1.20%	0.90%	0.60%	0.55%

d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, this amount, if any, is included in the Statement of Operations.

.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	0.85%
Class B	1.60
Class C	1.60
Class I	0.60
Class R3	1.20
Class R4	0.90
Class R5	0.60
Class Y	0.51

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $1,189 and contingent deferred sales charges of $272 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned

24

subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	13%

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,297,183
Sales Proceeds Excluding U.S. Government Obligations	2,130,109
Cost of Purchases for U.S. Government Obligations	411,553
Sales Proceeds for U.S. Government Obligations	411,723

25

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	7,848	2,394	(32,643)	(22,401)	18,772	2,984	(22,159)	(403)
Amount	$94,162	$29,217	$(380,375)	$(256,996)	$229,638	$35,647	$(271,528)	$(6,243)
Class B
Shares	68	133	(1,893)	(1,692)	265	226	(2,131)	(1,640)
Amount	$812	$1,594	$(21,770)	$(19,364)	$3,191	$2,663	$(25,743)	$(19,889)
Class C
Shares	4,240	1,830	(29,790)	(23,720)	12,630	2,204	(12,668)	2,166
Amount	$50,424	$21,931	$(338,992)	$(266,637)	$152,234	$25,941	$(153,043)	$25,132
Class I
Shares	4,774	668	(17,931)	(12,489)	14,628	946	(16,373)	(799)
Amount	$57,480	$8,218	$(212,906)	$(147,208)	$180,227	$11,382	$(201,939)	$(10,330)
Class R3
Shares	1,447	273	(2,663)	(943)	3,031	271	(1,111)	2,191
Amount	$16,922	$3,307	$(30,982)	$(10,753)	$36,906	$3,225	$(13,642)	$26,489
Class R4
Shares	1,126	98	(1,871)	(647)	2,325	104	(1,236)	1,193
Amount	$13,352	$1,201	$(22,007)	$(7,454)	$28,471	$1,239	$(15,203)	$14,507
Class R5
Shares	338	24	(454)	(92)	496	28	(1,077)	(553)
Amount	$4,063	$298	$(5,366)	$(1,005)	$6,102	$339	$(13,334)	$(6,893)
Class Y
Shares	8,469	1,082	(14,094)	(4,543)	13,671	1,178	(9,276)	5,573
Amount	$101,097	$13,318	$(169,336)	$(54,921)	$169,942	$14,179	$(115,387)	$(68,734)
Total
Shares	28,310	6,502	(101,339)	(66,527)	65,818	7,941	(66,031)	7,728
Amount	$338,312	$79,084	$(1,181,734)	$(764,338)	$806,711	$94,615	$(809,819)	$91,507

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	131	$1,540
For the Year Ended October 31, 2012	347	$4,255

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of

26

New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

27

The Hartford Inflation Plus Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$12.65	$0.04	$(0.91)	$(0.87)	$(0.04)	$(0.42)	$(0.46)	$11.32	(7.15)%	$507,889	0.88%	0.85%	0.34%
B	12.44	(0.05)	(0.90)	(0.95)	(0.02)	(0.42)	(0.44)	11.05	(7.88)	28,633	1.69	1.60	(0.43)
C	12.43	(0.05)	(0.89)	(0.94)	(0.02)	(0.42)	(0.44)	11.05	(7.81)	375,906	1.60	1.60	(0.42)
I	12.76	0.06	(0.91)	(0.85)	(0.04)	(0.42)	(0.46)	11.45	(6.88)	124,329	0.65	0.60	0.51
R3	12.57	–	(0.91)	(0.91)	(0.03)	(0.42)	(0.45)	11.21	(7.49)	73,380	1.22	1.20	0.01
R4	12.66	0.04	(0.91)	(0.87)	(0.04)	(0.42)	(0.46)	11.33	(7.15)	29,584	0.91	0.90	0.30
R5	12.73	0.08	(0.93)	(0.85)	(0.04)	(0.42)	(0.46)	11.42	(6.90)	6,219	0.63	0.60	0.69
Y	12.76	0.07	(0.90)	(0.83)	(0.05)	(0.42)	(0.47)	11.46	(6.79)	287,361	0.51	0.51	0.60

For the Year Ended October 31, 2012
A	$12.36	$0.08	$0.80	$0.88	$(0.07)	$(0.52)	$(0.59)	$12.65	7.41%	$851,003	0.86%	0.85%	0.69%
B	12.22	(0.01)	0.79	0.78	(0.04)	(0.52)	(0.56)	12.44	6.65	53,262	1.66	1.60	(0.11)
C	12.21	(0.01)	0.79	0.78	(0.04)	(0.52)	(0.56)	12.43	6.66	717,899	1.59	1.59	(0.04)
I	12.44	0.11	0.81	0.92	(0.08)	(0.52)	(0.60)	12.76	7.70	297,985	0.64	0.60	0.91
R3	12.31	0.05	0.78	0.83	(0.05)	(0.52)	(0.57)	12.57	7.07	94,112	1.21	1.20	0.41
R4	12.37	0.08	0.80	0.88	(0.07)	(0.52)	(0.59)	12.66	7.39	41,261	0.91	0.90	0.69
R5	12.42	0.13	0.78	0.91	(0.08)	(0.52)	(0.60)	12.73	7.63	8,096	0.62	0.60	1.05
Y	12.44	0.12	0.80	0.92	(0.08)	(0.52)	(0.60)	12.76	7.73	378,089	0.50	0.50	0.99

For the Year Ended October 31, 2011 (D)
A(E)	$12.27	$0.35	$0.58	$0.93	$(0.32)	$(0.52)	$(0.84)	$12.36	8.19%	$836,386	0.87%	0.85%	2.89%
B	12.16	0.26	0.57	0.83	(0.25)	(0.52)	(0.77)	12.22	7.35	72,383	1.67	1.60	2.14
C	12.15	0.26	0.57	0.83	(0.25)	(0.52)	(0.77)	12.21	7.36	678,916	1.60	1.60	2.16
I	12.34	0.37	0.59	0.96	(0.34)	(0.52)	(0.86)	12.44	8.45	300,497	0.64	0.60	3.19
R3	12.23	0.30	0.59	0.89	(0.29)	(0.52)	(0.81)	12.31	7.83	65,208	1.22	1.20	2.70
R4	12.28	0.34	0.58	0.92	(0.31)	(0.52)	(0.83)	12.37	8.14	25,566	0.92	0.90	2.93
R5	12.31	0.36	0.61	0.97	(0.34)	(0.52)	(0.86)	12.42	8.55	14,764	0.63	0.60	3.69
Y	12.33	0.39	0.59	0.98	(0.35)	(0.52)	(0.87)	12.44	8.63	299,096	0.51	0.51	3.37

For the Year Ended October 31, 2010
A	$11.39	$0.17	$0.96	$1.13	$(0.18)	$(0.07)	$(0.25)	$12.27	10.06%	$822,952	0.92%	0.90%	1.52%
B	11.30	0.09	0.95	1.04	(0.11)	(0.07)	(0.18)	12.16	9.28	103,313	1.71	1.65	0.77
C	11.29	0.08	0.96	1.04	(0.11)	(0.07)	(0.18)	12.15	9.28	674,801	1.65	1.65	0.75
I	11.45	0.20	0.96	1.16	(0.20)	(0.07)	(0.27)	12.34	10.32	243,916	0.71	0.65	1.74
R3	11.36	0.12	0.96	1.08	(0.14)	(0.07)	(0.21)	12.23	9.67	33,638	1.29	1.25	1.09
R4	11.40	0.15	0.97	1.12	(0.17)	(0.07)	(0.24)	12.28	9.97	14,398	0.98	0.97	1.35
R5	11.42	0.18	0.98	1.16	(0.20)	(0.07)	(0.27)	12.31	10.30	2,878	0.68	0.67	1.60
Y	11.43	0.21	0.97	1.18	(0.21)	(0.07)	(0.28)	12.33	10.49	318,524	0.57	0.57	1.88

See Portfolio Turnover information on the next page.

28

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009
A	$9.78	$0.09	$1.59	$1.68	$(0.07)	$–	$(0.07)	$11.39	17.20%	$608,161	0.96%	0.85%	0.89%
B	9.76	(0.07)	1.66	1.59	(0.05)	–	(0.05)	11.30	16.30	95,935	1.75	1.60	(0.64)
C	9.75	(0.01)	1.60	1.59	(0.05)	–	(0.05)	11.29	16.32	463,764	1.69	1.60	(0.07)
I	9.81	0.19	1.52	1.71	(0.07)	–	(0.07)	11.45	17.53	137,773	0.74	0.60	1.92
R3	9.78	0.26	1.38	1.64	(0.06)	–	(0.06)	11.36	16.78	5,355	1.38	1.25	2.73
R4	9.79	0.30	1.37	1.67	(0.06)	–	(0.06)	11.40	17.14	2,758	1.02	1.00	3.07
R5	9.80	0.30	1.39	1.69	(0.07)	–	(0.07)	11.42	17.30	258	0.76	0.76	2.91
Y	9.80	0.02	1.68	1.70	(0.07)	–	(0.07)	11.43	17.44	165,637	0.59	0.59	0.16

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Class L was merged into Class A on August 5, 2011.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	82%
For the Year Ended October 31, 2012	102
For the Year Ended October 31, 2011	232
For the Year Ended October 31, 2010	322
For the Year Ended October 31, 2009	145

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Inflation Plus Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Inflation Plus Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 18, 2013

30

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

31

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

32

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Inflation Plus Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

34

The Hartford Inflation Plus Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$928.60	$4.13	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class B	$1,000.00	$924.70	$7.76	$1,000.00	$1,017.14	$8.13	1.60	184	365
Class C	$1,000.00	$925.50	$7.75	$1,000.00	$1,017.16	$8.12	1.60	184	365
Class I	$1,000.00	$930.10	$2.92	$1,000.00	$1,022.18	$3.06	0.60	184	365
Class R3	$1,000.00	$927.20	$5.83	$1,000.00	$1,019.16	$6.10	1.20	184	365
Class R4	$1,000.00	$928.70	$4.37	$1,000.00	$1,020.67	$4.58	0.90	184	365
Class R5	$1,000.00	$930.00	$2.92	$1,000.00	$1,022.18	$3.06	0.60	184	365
Class Y	$1,000.00	$930.20	$2.51	$1,000.00	$1,022.60	$2.63	0.52	184	365

35

The Hartford Inflation Plus Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Inflation Plus Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

36

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

37

The Hartford Inflation Plus Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

38

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

39

The Hartford Inflation Plus Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Inflation Protected Securities Risk: The market for inflation protected securities may be less developed or liquid, and more volatile, than other securities markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Foreign Investment and Sovereign Debt Risk: Investments in foreign investments and sovereign debt can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, risks that stem from substantially lower trading volume on foreign markets, and default risk. Sovereign debt investments are also subject to credit risk and the risk of default.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

40

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-IP13 12/13 113986-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD INTERNATIONAL GROWTH FUND 2013 Annual Report

The Hartford International Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford International Growth Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
International Growth A#	25.15%	12.13%	5.35%
International Growth A##	18.26%	10.87%	4.76%
International Growth B#	24.27%	11.36%	4.77%*
International Growth B##	19.27%	11.10%	4.77%*
International Growth C#	24.32%	11.31%	4.58%
International Growth C##	23.32%	11.31%	4.58%
International Growth I#	25.58%	12.48%	5.62%
International Growth R3#	25.03%	11.90%	5.32%
International Growth R4#	25.42%	12.30%	5.58%
International Growth R5#	25.83%	12.64%	5.80%
International Growth Y#	25.91%	12.74%	5.88%
MSCI EAFE Growth Index	26.36%	12.56%	8.04%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Growth Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
International Growth Class A	1.55%	1.68%
International Growth Class B	2.30%	2.67%
International Growth Class C	2.30%	2.39%
International Growth Class I	1.28%	1.28%
International Growth Class R3	1.60%	1.83%
International Growth Class R4	1.30%	1.46%
International Growth Class R5	1.00%	1.16%
International Growth Class Y	0.95%	1.02%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
John A. Boselli, CFA	Jean-Marc Berteaux
Director and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Growth Fund returned 25.15%, before sales charge, for the twelve-month period ended October 31, 2013, underperforming the Fund’s benchmark, the MSCI EAFE Growth Index, which returned 26.36% for the same period. The Fund outperformed the 22.11% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. Additionally, investors were emboldened by European Central Bank President Mario Draghi’s statement that the bank will keep interest rates “at present or lower levels for an extended period.” In Japan, stocks soared amid the Bank of Japan’s aggressive spending program, aimed at reversing deflation and fueling economic growth. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

All ten sectors in the MSCI EAFE Growth Index rose during the period. Within the Index, the Telecommunication Services (+82.1%), Consumer Discretionary (+44.0%), and Financials (+35%) sectors gained the most during the period. Energy (+1%), Materials (+7%), and Utilities (+9%) lagged on a relative basis.

The Fund’s underperformance relative to the MSCI EAFE Growth Index was primarily the result of weak security selection. Weak stock selection within Consumer Staples, Financials, and Telecommunication Services more than offset positive security selection within Materials and Information Technology. Sector allocation, a residual of bottom-up stock selection, contributed positively to benchmark-relative performance. The Fund’s underweight exposure to the Materials sector and overweight exposure to Consumer Discretionary contributed to relative results.

Toyota Motor (Consumer Discretionary), Barrick Gold (Materials), and AirAsia (Industrials) were the top detractors from benchmark-relative performance during the period. Not owning benchmark component Toyota Motor, a Japanese auto company, detracted during the period as the stock rose sharply due to yen depreciation. Shares of Barrick Gold, a Canada-based gold exploration and mining company, underperformed during the period as the price of gold fell sharply and as investors feared that rising costs, primarily higher costs to extract gold, will continue to cause Barrick's incremental returns to be challenged. Shares of AirAsia, a Malaysia-based low cost airline fell, during the period as a result of lower than expected earnings due to rising oil prices and geopolitical concerns. Fresnillo (Materials) and BR Properties (Financials) detracted from absolute performance during the period.

Top contributors to the Fund’s relative performance during the period were Methanex (Materials), Taiheiyo Cement (Materials), and Safran (Industrials). Based in Canada, Methanex is the largest supplier of methanol globally. The

3

The Hartford International Growth Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

stock rose during the period as a result of higher methanol prices and improving visibility on earnings growth with the relocation of two production facilities from Chile to Geismar in the U.S. Shares of Taiheiyo Cement, the largest cement company in Japan, rose due to a pick-up in demand for cement both in the U.S. and Japan which led to a larger-than-expected increase in earnings during the period. Shares of Safran, a France-based manufacturer of propulsion, communications, defense, security and aerospace equipment, rose during the period as the company benefitted from improved predictability of earnings as the installed French military fleet enters a more positive and stable period of maintenance revenues, leading to stable cash flow generation and improved margins. Roche (Health Care) also contributed positively to the Fund’s absolute performance during the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

The global economy continues to improve slowly across the world, in our opinion, as it responds positively to the monetary stimulus in the developed world. Overall, we remain less concerned about global economic uncertainties and the potential for a significant negative economic event as fundamentals continue to improve. As the economy recovers, our stock positions reflect what we believe to be improving cyclical fundamentals and misunderstood growth companies with clear earnings drivers that we believe possess a sustainable competitive advantage.

We select stocks individually based on their merits. As a result of bottom-up stock selection, Industrials was the Fund’s largest overweight exposure relative to the benchmark at the end of the period. Other sectors where the Fund ended the period with above benchmark weights included Consumer Discretionary and Information Technology. The largest underweights relative to the benchmark were in the Consumer Staples, Financials, and Materials sectors.

Diversification by Sector

as of October 31, 2013

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	23.4%
Consumer Staples	6.3
Energy	1.9
Financials	10.9
Health Care	16.7
Industrials	23.8
Information Technology	8.2
Materials	6.0
Services	2.0
Utilities	0.0
Total	99.2%
Short-Term Investments	1.2
Other Assets and Liabilities	(0.4)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford International Growth Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3%
	Australia - 1.2%
653	Alumina Ltd.	$635
74	Seek Ltd.	911
		1,546
	Belgium - 2.0%
16	Anheuser-Busch InBev N.V.	1,643
12	UCB S.A.	783
		2,426
	Canada - 3.8%
41	Methanex Corp.	2,380
161	Trican Well Service Ltd.	2,260
		4,640
	China - 4.3%
3,636	Greatview Aseptic Packaging Co., Ltd.	2,291
15	Tencent Holdings Ltd.	834
76	WuXi PharmaTech Cayman, Inc. ●	2,214
		5,339
	Colombia - 1.0%
75	Almacenes Exito S.A.	1,273

	Denmark - 6.0%
15	Coloplast A/S Class B	998
133	DSV A/S	3,886
9	Novo Nordisk A/S	1,467
22	Pandora A/S	1,034
		7,385
	Finland - 1.6%
13	Kone Oyj Class B	1,107
18	Sampo Oyj Class A	837
		1,944
	France - 13.9%
90	Air France	943
97	AXA S.A.	2,415
15	Cie Generale d'Optique Essilor International S.A.	1,607
7	Dassault Systemes S.A.	881
50	Edenred	1,711
4	Kering	984
61	Safran S.A.	3,912
10	Sanofi-Aventis S.A.	1,044
14	Valeo S.A.	1,371
40	Vallourec S.A.	2,359
		17,227
	Germany - 5.7%
15	Brenntag AG	2,560
6	Continental AG	1,056
7	Hugo Boss AG	858
64	Tom Tailor Holding AG ●	1,471
28	United Internet AG	1,109
		7,054
	Hong Kong - 6.0%
158	AAC Technologies Holdings, Inc.	698
637	AIA Group Ltd.	3,235
27	Melco PBL Entertainment Ltd. ADR ●	892
285	Samsonite International S.A.	778
167	Sands China Ltd.	1,189
263	Techtronic Industries Co., Ltd.	661
		7,453
	India - 1.7%
42	HCL Technologies Ltd.	740
127	ITC Ltd.	692
70	Sun Pharmaceutical Industries Ltd.	697
		2,129
	Ireland - 1.7%
59	Experian plc	1,210
10	Paddy Power plc	832
		2,042
	Israel - 1.2%
41	Teva Pharmaceutical Industries Ltd. ADR	1,535

	Italy - 2.4%
61	Salvatore Ferragamo Italia S.p.A.	2,105
121	Unicredit S.p.A.	911
		3,016
	Japan - 7.5%
60	Bridgestone Corp.	2,070
111	Isuzu Motors Ltd.	691
35	Japan Tobacco, Inc.	1,274
11	Ono Pharmaceutical Co., Ltd. ☼	847
60	Rakuten, Inc.	780
34	Shionogi & Co., Ltd.	759
516	Taiheyo Cement Corp.	2,187
19	Tokio Marine Holdings, Inc.	636
		9,244
	Malaysia - 1.6%
2,272	AirAsia Berhad	1,929

	Netherlands - 0.9%
11	ASML Holding N.V.	1,071

	Norway - 1.5%
102	Orkla ASA	825
44	Telenor ASA	1,052
		1,877
	Panama - 1.8%
15	Copa Holdings S.A. Class A	2,209

	South Africa - 1.3%
409	Life Healthcare Group Holdings Pte Ltd.	1,668

	South Korea - 0.6%
3	SK Telecom Co., Ltd.	752

	Sweden - 2.9%
17	Assa Abloy Ab	821
84	Electrolux AB Series B	2,081
27	SKF AB Class B	701
		3,603
	Switzerland - 9.6%
16	Actelion Ltd.	1,272
15	Compagnie Financiere Richemont S.A.	1,506
15	Julius Baer Group Ltd.	744
23	Novartis AG	1,753
4	Partners Group	937
11	Roche Holding AG	3,068
2	Swatch Group AG	1,170

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Growth Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.3% - (continued)
	Switzerland - 9.6% - (continued)
74	UBS AG		$1,426
			11,876
	Taiwan - 2.0%
658	Taiwan Semiconductor Manufacturing Co., Ltd.		2,426

	Thailand - 0.6%
89	Advanced Info Service Public Co., Ltd.		725

	United Kingdom - 13.2%
89	Arm Holdings plc		1,402
87	Ashtead Group plc		915
46	Babcock International Group plc		934
91	Burberry Group plc		2,238
81	Compass Group plc		1,168
51	Diageo Capital plc		1,627
4	National Grid plc		49
51	Persimmon plc		1,035
71	Prudential plc		1,456
18	Reckitt Benckiser Group plc		1,425
66	Rolls-Royce Holdings plc		1,222
74	St. James's Place Capital plc		798
20	Whitbread plc		1,082
45	WPP plc		950
			16,301
	United States - 2.3%
25	Amdocs Ltd.		942
15	Covidien plc ‡		954
11	Wabco Holdings, Inc. ●		970
			2,866
	Total common stocks
	(cost $99,628)		$121,556

PREFERRED STOCKS - 0.9%
	Germany - 0.9%
22	ProSieben Sat.1 Media AG		$1,064

	Total preferred stocks
	(cost $773)		$1,064

	Total long-term investments
	(cost $100,401)		$122,620

SHORT-TERM INVESTMENTS - 1.2%
	Repurchase Agreements - 1.2%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $124, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $127)
$124	0.10%, 10/31/2013		$124
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $43, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $44)
43	0.09%, 10/31/2013		43
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $199, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $203)
199	0.08%, 10/31/2013		199
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $566,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$577)
566	0.09%, 10/31/2013		566
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $228, collateralized by FHLMC
2.50% - 7.50%, 2026 - 2043, FNMA 3.00%
- 7.00%, 2026 - 2043, GNMA 2.67% -
	5.00%, 2024 - 2048, value of $233)
228	0.12%, 10/31/2013		228
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $135, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $137)
135	0.09%, 10/31/2013		135
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $237, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $242)
237	0.10%, 10/31/2013		237
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $1, collateralized by U.S. Treasury Note 0.63%, 2017, value of $1)
1	0.09%, 10/31/2013		1
			1,533
	Total short-term investments
	(cost $1,533)		$1,533

	Total investments
	(cost $101,934) ▲	100.4%	$124,153
	Other assets and liabilities	(0.4)%	(458)
	Total net assets	100.0%	$123,695

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $102,033 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$23,190
Unrealized Depreciation	(1,070)
Net Unrealized Appreciation	$22,120

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $825 at October 31, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
EUR	Sell	11/01/2013	CBK	$248	$246	$2
JPY	Buy	11/05/2013	JPM	268	268	–
JPY	Buy	11/06/2013	UBS	558	557	(1)
						$1

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
JPM	JP Morgan Chase & Co.
UBS	UBS AG

Currency Abbreviations:
EUR	EURO
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$1,546	$–	$1,546	$–
Belgium	2,426	–	2,426	–
Canada	4,640	4,640	–	–
China	5,339	2,214	3,125	–
Colombia	1,273	1,273	–	–
Denmark	7,385	1,034	6,351	–
Finland	1,944	–	1,944	–
France	17,227	881	16,346	–
Germany	7,054	1,471	5,583	–
Hong Kong	7,453	892	6,561	–
India	2,129	–	2,129	–
Ireland	2,042	832	1,210	–
Israel	1,535	1,535	–	–
Italy	3,016	–	3,016	–
Japan	9,244	–	9,244	–
Malaysia	1,929	–	1,929	–
Netherlands	1,071	–	1,071	–
Norway	1,877	–	1,877	–
Panama	2,209	2,209	–	–
South Africa	1,668	–	1,668	–
South Korea	752	–	752	–
Sweden	3,603	–	3,603	–
Switzerland	11,876	–	11,876	–
Taiwan	2,426	–	2,426	–
Thailand	725	–	725	–
United Kingdom	16,301	–	16,301	–
United States	2,866	2,866	–	–
Total	121,556	19,847	101,709	–
Preferred Stocks	1,064	–	1,064	–
Short-Term Investments	1,533	–	1,533	–
Total	$124,153	$19,847	$104,306	$–
Foreign Currency Contracts*	2	–	2	–
Total	$2	$–	$2	$–
Liabilities:
Foreign Currency Contracts*	1	–	1	–
Total	$1	$–	$1	$–

♦	For the year ended October 31, 2013, investments valued at $1,703 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

* Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Growth Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $101,934)	$124,153
Cash	1
Foreign currency on deposit with custodian (cost $1)	1
Unrealized appreciation on foreign currency contracts	2
Receivables:
Investment securities sold	245
Fund shares sold	97
Dividends and interest	214
Other assets	61
Total assets	124,774
Liabilities:
Unrealized depreciation on foreign currency contracts	1
Payables:
Investment securities purchased	825
Fund shares redeemed	160
Investment management fees	20
Administrative fees	—
Distribution fees	9
Accrued expenses	64
Total liabilities	1,079
Net assets	$123,695
Summary of Net Assets:
Capital stock and paid-in-capital	$356,876
Undistributed net investment income	755
Accumulated net realized loss	(256,157)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	22,221
Net assets	$123,695

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.10/$12.80
Shares outstanding	7,687
Net assets	$93,051
Class B: Net asset value per share	$11.23
Shares outstanding	607
Net assets	$6,816
Class C: Net asset value per share	$11.22
Shares outstanding	1,178
Net assets	$13,213
Class I: Net asset value per share	$12.04
Shares outstanding	461
Net assets	$5,549
Class R3: Net asset value per share	$12.19
Shares outstanding	40
Net assets	$485
Class R4: Net asset value per share	$12.45
Shares outstanding	73
Net assets	$905
Class R5: Net asset value per share	$12.53
Shares outstanding	12
Net assets	$152
Class Y: Net asset value per share	$12.57
Shares outstanding	280
Net assets	$3,524

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Growth Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$3,149
Interest	2
Less: Foreign tax withheld	(315)
Total investment income	2,836

Expenses:
Investment management fees	1,011
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	335
Class B	50
Class C	42
Class I	12
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	219
Class B	79
Class C	128
Class R3	3
Class R4	2
Custodian fees	24
Accounting services fees	24
Registration and filing fees	86
Board of Directors' fees	4
Audit fees	21
Other expenses	46
Total expenses (before waivers and fees paid indirectly)	2,089
Expense waivers	(89)
Transfer agent fee waivers	(102)
Commission recapture	—
Custodian fee offset	—
Total waivers and fees paid indirectly	(191)
Total expenses, net	1,898
Net Investment Income	938
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	15,702
Net realized loss on foreign currency contracts	(122)
Net realized gain on other foreign currency transactions	65
Net Realized Gain on Investments and Foreign Currency Transactions	15,645
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	9,914
Net unrealized appreciation of foreign currency contracts	1
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	4
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	9,919
Net Gain on Investments and Foreign Currency Transactions	25,564
Net Increase in Net Assets Resulting from Operations	$26,502

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$938	$747
Net realized gain (loss) on investments and foreign currency transactions	15,645	(675)
Net unrealized appreciation of investments and foreign currency transactions	9,919	6,803
Net Increase in Net Assets Resulting from Operations	26,502	6,875
Distributions to Shareholders:
From net investment income
Class A	(713)	(800)
Class B	(3)	—
Class C	(20)	(1)
Class I	(66)	(59)
Class R3	(5)	(7)
Class R4	(7)	(2)
Class R5	(2)	(2)
Class Y	(40)	(39)
Total distributions	(856)	(910)
Capital Share Transactions:
Class A	(9,166)	(22,472)
Class B	(3,914)	(3,521)
Class C	(2,007)	(3,007)
Class I	(1,266)	5
Class R3	(360)	(119)
Class R4	21	(650)
Class R5	6	(25)
Class Y	18	(520)
Net decrease from capital share transactions	(16,668)	(30,309)
Net Increase (Decrease) in Net Assets	8,978	(24,344)
Net Assets:
Beginning of period	114,717	139,061
End of period	$123,695	$114,717
Undistributed (distribution in excess of) net investment income	$755	$730

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Growth Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford International Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund’s portfolio managers are John A. Boselli (50.27%) and Jean-Marc Berteaux (49.73%). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

12

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

13

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

14

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements

15

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

16

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$2	$—	$—	$—	$—	$2
Total	$—	$2	$—	$—	$—	$—	$2

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(122)	$—	$—	$—	$—	$(122)
Total	$—	$(122)	$—	$—	$—	$—	$(122)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

5.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased

17

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$856	$910

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$778
Accumulated Capital Losses *	(256,081)
Unrealized Appreciation †	22,122
Total Accumulated Deficit	$(233,181)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

18

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(57)
Accumulated Net Realized Gain (Loss)	57

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$145,536
2017	110,545
Total	$256,081

During the year ended October 31, 2013, the Fund utilized $14,893 of prior year capital loss carryforwards and $628 of prior year short term capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the

19

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.55%	2.30%	2.30%	1.30%	1.60%	1.30%	1.00%	0.95%

20

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.50%
Class B	2.25
Class C	2.25
Class I	1.16
Class R3	1.60
Class R4	1.30
Class R5	1.00
Class Y	0.95

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $135 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect

21

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	92%
Class Y	4

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases for U.S. Government Obligations	$115,800
Sales Proceeds for U.S. Government Obligations	131,966

22

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	823	69	(1,750)	(858)	571	91	(3,078)	(2,416)
Amount	$9,072	$704	$(18,942)	$(9,166)	$5,285	$778	$(28,535)	$(22,472)
Class B
Shares	10	—	(395)	(385)	9	—	(419)	(410)
Amount	$101	$3	$(4,018)	$(3,914)	$83	$—	$(3,604)	$(3,521)
Class C
Shares	72	2	(275)	(201)	75	—	(424)	(349)
Amount	$746	$20	$(2,773)	$(2,007)	$640	$1	$(3,648)	$(3,007)
Class I
Shares	47	6	(168)	(115)	296	6	(307)	(5)
Amount	$513	$59	$(1,838)	$(1,266)	$2,805	$48	$(2,848)	$5
Class R3
Shares	13	1	(45)	(31)	22	1	(35)	(12)
Amount	$141	$5	$(506)	$(360)	$199	$7	$(325)	$(119)
Class R4
Shares	14	1	(14)	1	27	1	(97)	(69)
Amount	$161	$7	$(147)	$21	$264	$2	$(916)	$(650)
Class R5
Shares	—	—	—	—	1	—	(3)	(2)
Amount	$5	$1	$—	$6	$2	$2	$(29)	$(25)
Class Y
Shares	45	3	(48)	—	64	4	(125)	(57)
Amount	$518	$40	$(540)	$18	$609	$39	$(1,168)	$(520)
Total
Shares	1,024	82	(2,695)	(1,589)	1,065	103	(4,488)	(3,320)
Amount	$11,257	$839	$(28,764)	$(16,668)	$9,887	$877	$(41,073)	$(30,309)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	78	$862
For the Year Ended October 31, 2012	68	$629

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

23

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

24

The Hartford International Growth Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$9.75	$0.10	$2.34	$2.44	$(0.09)	$–	$(0.09)	$12.10	25.15%	$93,051	1.65%	1.50%	0.88%
B	9.04	0.02	2.17	2.19	–	–	–	11.23	24.27	6,816	2.66	2.25	0.16
C	9.04	0.01	2.19	2.20	(0.02)	–	(0.02)	11.22	24.32	13,213	2.35	2.25	0.14
I	9.70	0.14	2.32	2.46	(0.12)	–	(0.12)	12.04	25.58	5,549	1.24	1.16	1.25
R3	9.82	0.09	2.36	2.45	(0.08)	–	(0.08)	12.19	25.03	485	1.83	1.60	0.81
R4	10.03	0.12	2.41	2.53	(0.11)	–	(0.11)	12.45	25.42	905	1.45	1.30	1.08
R5	10.09	0.16	2.42	2.58	(0.14)	–	(0.14)	12.53	25.83	152	1.15	1.00	1.37
Y	10.12	0.16	2.44	2.60	(0.15)	–	(0.15)	12.57	25.91	3,524	1.02	0.95	1.41

For the Year Ended October 31, 2012
A	$9.25	$0.07	$0.51	$0.58	$(0.08)	$–	$(0.08)	$9.75	6.33%	$83,324	1.68%	1.50%	0.72%
B	8.57	–	0.47	0.47	–	–	–	9.04	5.48	8,974	2.67	2.25	(0.03)
C	8.57	–	0.47	0.47	–	–	–	9.04	5.50	12,465	2.39	2.25	(0.02)
I	9.21	0.10	0.50	0.60	(0.11)	–	(0.11)	9.70	6.63	5,585	1.28	1.21	1.08
R3	9.33	0.06	0.51	0.57	(0.08)	–	(0.08)	9.82	6.23	700	1.83	1.60	0.65
R4	9.45	0.09	0.53	0.62	(0.04)	–	(0.04)	10.03	6.61	718	1.46	1.30	0.98
R5	9.58	0.12	0.52	0.64	(0.13)	–	(0.13)	10.09	6.87	117	1.16	1.00	1.21
Y	9.61	0.12	0.53	0.65	(0.14)	–	(0.14)	10.12	6.93	2,834	1.02	0.95	1.29

For the Year Ended October 31, 2011
A	$9.61	$0.06	$(0.42)	$(0.36)	$–	$–	$–	$9.25	(3.75)%	$101,400	1.58%	1.50%	0.58%
B	8.96	(0.02)	(0.37)	(0.39)	–	–	–	8.57	(4.35)	12,013	2.54	2.25	(0.17)
C	8.97	(0.02)	(0.38)	(0.40)	–	–	–	8.57	(4.46)	14,806	2.31	2.25	(0.17)
I	9.53	0.11	(0.43)	(0.32)	–	–	–	9.21	(3.36)	5,354	1.21	1.17	1.06
R3	9.70	0.05	(0.42)	(0.37)	–	–	–	9.33	(3.81)	777	1.79	1.60	0.47
R4	9.79	0.09	(0.43)	(0.34)	–	–	–	9.45	(3.47)	1,335	1.39	1.30	0.88
R5	9.90	0.12	(0.44)	(0.32)	–	–	–	9.58	(3.23)	139	1.09	1.00	1.14
Y	9.93	0.12	(0.44)	(0.32)	–	–	–	9.61	(3.22)	3,237	0.98	0.95	1.13

For the Year Ended October 31, 2010
A	$8.00	$0.05	$1.71	$1.76	$(0.15)	$–	$(0.15)	$9.61	22.29%	$134,685	1.67%	1.55%	0.58%
B	7.50	(0.01)	1.59	1.58	(0.12)	–	(0.12)	8.96	21.30	16,390	2.63	2.30	(0.17)
C	7.48	(0.01)	1.60	1.59	(0.10)	–	(0.10)	8.97	21.41	19,892	2.38	2.30	(0.17)
I	7.95	0.08	1.69	1.77	(0.19)	–	(0.19)	9.53	22.65	6,674	1.21	1.21	0.88
R3	8.08	0.03	1.73	1.76	(0.14)	–	(0.14)	9.70	22.05	583	1.84	1.76	0.40
R4	8.14	0.06	1.75	1.81	(0.16)	–	(0.16)	9.79	22.52	400	1.46	1.44	0.67
R5	8.21	0.09	1.77	1.86	(0.17)	–	(0.17)	9.90	22.99	110	1.08	1.08	1.08
Y	8.24	0.12	1.76	1.88	(0.19)	–	(0.19)	9.93	23.17	3,491	1.05	1.05	1.36

See Portfolio Turnover information on the next page.

25

The Hartford International Growth Fund
Financial Highlights (continued)

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009
A	$7 .07	$0 ..08	$0 ..85	$0 ..93	$–	$–	$–	$8 ..00	13 .15%	$141,506	1 .83%	1 .39%	1.20%
B	6 .65	0 .05	0 .80	0 .85	–	–	–	7 .50	12 .78	17,558	2 .89	1 .82	0.74
C	6 .66	0 .02	0 .80	0 .82	–	–	–	7 .48	12 .31	20,105	2 .54	2 .17	0.38
I	7 .04	0 .13	0 .82	0 .95	(0 .04)	–	(0 .04)	7 .95	13 .59	13,136	1 .75	0 .95	1.95
R3	7 .18	0 .04	0 .86	0 .90	–	–	–	8 .08	12 .53	395	2 .06	1 .85	0.57
R4	7 .23	0 .07	0 .86	0 .93	(0 .02)	–	(0 .02)	8 .14	12 .96	305	1 .51	1 .40	1.00
R5	7 .28	0 .09	0 .87	0 .96	(0 .03)	–	(0 .03)	8 .21	13 .29	7	1 .44	1 .25	1.31
Y	7 .30	0 .10	0 .88	0 .98	(0 .04)	–	(0 .04)	8 .24	13 .52	6,357	1 .05	0 .96	1.35

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	99%
For the Year Ended October 31, 2012	106
For the Year Ended October 31, 2011	88
For the Year Ended October 31, 2010	110
For the Year Ended October 31, 2009	392

26

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

27

The Hartford International Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

28

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

29

The Hartford International Growth Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford International Growth Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

31

The Hartford International Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,069.80	$7.83	$1,000.00	$1,017.64	$7.63	1 .50%	184	365
Class B	$1,000.00	$1,065.50	$11.67	$1,000.00	$1,013.91	$11.38	2 .24	184	365
Class C	$1,000.00	$1,066.50	$11.71	$1,000.00	$1,013.87	$11.41	2 .25	184	365
Class I	$1,000.00	$1,071.20	$5.92	$1,000.00	$1,019.49	$5.77	1 .13	184	365
Class R3	$1,000.00	$1,069.30	$8.35	$1,000.00	$1,017.14	$8.14	1 .60	184	365
Class R4	$1,000.00	$1,070.50	$6.79	$1,000.00	$1,018.65	$6.62	1 .30	184	365
Class R5	$1,000.00	$1,072.80	$5.23	$1,000.00	$1,020.16	$5.09	1 .00	184	365
Class Y	$1,000.00	$1,072.50	$4.96	$1,000.00	$1,020.41	$4.84	0 .95	184	365

32

The Hartford International Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford International Growth Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

33

The Hartford International Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

34

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

35

The Hartford International Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

36

The Hartford International Growth Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

37

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-IG13 12/13 113987-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND 2013 Annual Report

The Hartford International Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford International Opportunities Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
International Opportunities A#	21.87%	12.60%	8.89%
International Opportunities A##	15.17%	11.33%	8.27%
International Opportunities B#	20.89%	11.82%	8.31%*
International Opportunities B##	15.89%	11.56%	8.31%*
International Opportunities C#	20.99%	11.77%	8.08%
International Opportunities C##	19.99%	11.77%	8.08%
International Opportunities I#	22.30%	13.00%	9.10%
International Opportunities R3#	21.63%	12.34%	8.88%
International Opportunities R4#	22.02%	12.72%	9.16%
International Opportunities R5#	22.37%	13.03%	9.35%
International Opportunities Y#	22.51%	13.16%	9.45%
MSCI All Country World ex USA Index	20.80%	12.99%	8.95%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/30/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Opportunities Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
International Opportunities Class A	1.30%	1.36%
International Opportunities Class B	2.05%	2.44%
International Opportunities Class C	2.05%	2.06%
International Opportunities Class I	0.97%	0.97%
International Opportunities Class R3	1.50%	1.52%
International Opportunities Class R4	1.20%	1.20%
International Opportunities Class R5	0.90%	0.91%
International Opportunities Class Y	0.79%	0.79%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Nicolas M. Choumenkovitch	Tara C. Stilwell, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Opportunities Fund returned 21.87%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the MSCI All Country World ex USA Index, which returned 20.80% for the same period. The Fund underperformed the 22.11% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. Additionally, investors were emboldened by European Central Bank President Mario Draghi’s statement that the bank will keep interest rates “at present or lower levels for an extended period.” In Japan, stocks soared amid the Bank of Japan’s aggressive spending program, aimed at reversing deflation and fueling economic growth. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

Within the MSCI All Country World ex USA Index, the Consumer Discretionary (+39%), Health Care (+27%), and Telecommunication Services (+27%) sectors gained the most during the period. Materials (-2%) and Energy (+6%), lagged on a relative basis during the period.

The Fund’s outperformance versus its benchmark was due to strong stock selection. Positive stock selection within Materials, Information Technology, and Financials more than offset weak selection within the Energy, Consumer Staples, and Utilities sectors. Allocation among sectors, a result of the bottom-up stock selection process, contributed modestly to relative returns, largely due to underweight positions in Materials and Energy.

Top contributors to relative performance during the period included AXA (Financials), Roche Holding (Health Care), and BNP Paribas (Financials). Shares of AXA, a France-based global insurance and investment management company, rose as the market began to appreciate that concerns about the company's U.S. operations appeared to be excessive given its strong reserve position in the U.S.. Roche Holding, a Swiss-based global health care company, outperformed as investors became positive on the company's near-term product roll out and future drug pipeline as 11 of 14 Phase III trials delivered positive results in 2012. Shares of BNP Paribas, a major French bank, outperformed as the company's recent quarterly earnings exceeded expectations. Assa Abloy (Industrials) was also a top contributor to absolute performance.

The largest detractors from relative returns were SABESP (Utilities), Daito Trust (Financials), and ArcelorMittal (Materials). Shares of SABESP, a water utility based in the Sao Paulo region of Brazil, declined due to regulatory uncertainties and concern about the sustainability of tariffs in the wake of massive protests throughout Brazil. Shares of Daito Trust, a Japan-based developer of condominiums and apartment buildings, lagged as the market became concerned that margins were coming in lower than expected. Shares of

3

The Hartford International Opportunities Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

ArcelorMittal, a multinational steel manufacturing corporation based in France, moved lower as global economic activity was weaker than expected coupled with excess capacity in the steel sector. Saipem (Energy) also detracted from absolute performance.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

At a macro level, we continue to see signs of economic improvement in the developed world, which we expect to remain in a low growth environment with low interest rates. While we believe that the risk of a sharp economic decline is reduced, we strive to maintain a well-balanced portfolio with investments that represent diverse economic drivers. Regionally, the Fund continues to be overweight in Japan because we see positive change taking place there. In our view, the three forces of monetary, fiscal, and corporate policy are all working together more effectively now and companies have become more shareholder friendly. As is consistent with the investment approach, we continue to look for opportunities at a company-by-company level, focusing on those companies which can deliver improvements in return on invested capital (ROIC) or sustain ROIC for longer than the market anticipates.

At the end of the period, relative to the benchmark, the Fund was most overweight in the Industrials, Health Care, and Consumer Discretionary sectors and most underweight in Energy, Telecommunication Services, and Materials sectors. On a country basis, the Fund ended the period with an overweight to France, Japan, and Italy, and underweight positions in Australia, Canada, and South Korea.

Diversification by Sector
as of October 31, 2013

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.8%
Consumer Staples	9.6
Energy	4.5
Financials	26.7
Health Care	11.5
Industrials	15.3
Information Technology	8.3
Materials	4.2
Services	1.0
Utilities	2.8
Total	96.7%
Short-Term Investments	2.8
Other Assets and Liabilities	0.5
Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford International Opportunities Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 93.3%
	Austria - 0.7%
276	Erste Group Bank AG	$9,693

	Belgium - 3.7%
453	Anheuser-Busch InBev N.V.	46,937
159	Umicore S.A.	7,564
		54,501
	Brazil - 0.2%
235	Mills Estruturas e Servicos de Engenharia S.A.	3,260

	Canada - 3.4%
156	Canadian National Railway Co.	17,172
304	Suncor Energy, Inc.	11,040
353	Tim Hortons, Inc.	21,083
		49,295
	China - 1.9%
1,552	ENN Energy Holdings Ltd.	9,202
17,022	Lenovo Group Ltd.	18,234
		27,436
	Cyprus - 0.2%
80	QIWI plc ADR	3,226

	Finland - 0.5%
87	Kone Oyj Class B	7,712

	France - 18.6%
205	Accor S.A.	9,163
205	Air Liquide	27,887
161	AtoS	13,748
1,420	AXA S.A.	35,368
328	BNP Paribas	24,202
161	Bureau Veritas S.A.	4,843
240	Capital Gemini S.A.	15,733
162	Cie Generale d'Optique Essilor International S.A.	17,319
654	Peugeot S.A.	8,600
891	Rexel S.A.	22,325
192	Safran S.A.	12,261
211	Sanofi-Aventis S.A.	22,451
362	Schneider Electric S.A.	30,494
264	Societe Generale Class A	14,931
128	Technip S.A.	13,354
5	Unibail Rodamco REIT	1,246
		273,925
	Germany - 2.1%
47	Brenntag AG	7,962
82	Continental AG	15,065
105	Lanxess	7,350
		30,377
	Hong Kong - 1.4%
2,076	AIA Group Ltd.	10,542
3,115	MGM China Holdings Ltd.	10,742
		21,284
	India - 0.5%
821	ITC Ltd.	4,470
60	United Spirits Ltd.	2,501
		6,971
	Ireland - 2.6%
819	CRH plc	19,972
915	Experian plc	18,624
		38,596
	Italy - 5.7%
1,290	Assicurazioni Generali S.p.A.	30,155
319	Banca Generali S.p.A.	8,320
963	Fiat S.p.A.	7,558
4,638	Intesa Sanpaolo S.p.A.	11,507
4,157	Snam S.p.A.	21,418
657	Unicredit S.p.A.	4,935
		83,893
	Japan - 21.0%
836	AEON Co., Ltd.	11,402
111	AEON Mall Co., Ltd.	3,163
428	Aisin Seiki Co., Ltd.	17,379
627	Asahi Group Holdings Ltd.	16,960
1,097	Bank of Yokohama Ltd.	6,049
89	Daito Trust Construction Co., Ltd.	9,073
367	Daiwa House Industry Co., Ltd.	7,352
392	Dentsu, Inc.	14,792
317	Eisai Co., Ltd.	12,437
155	Honda Motor Co., Ltd. ‡	6,183
794	Japan Tobacco, Inc.	28,719
1,482	Mitsubishi Electric Corp.	16,290
4,480	Mitsubishi UFJ Financial Group, Inc.	28,531
310	Mitsui Fudosan Co., Ltd.	10,269
2,010	Nomura Holdings, Inc.	14,847
253	Nomura Research Institute Ltd. ☼	8,481
253	Olympus Corp.	8,078
147	Omron Corp.	5,591
191	Ono Pharmaceutical Co., Ltd. ☼	14,426
924	ORIX Corp.	16,001
1,386	Rakuten, Inc.	18,062
823	T&D Holdings, Inc.	9,875
147	THK Co., Ltd.	3,211
655	Tokio Marine Holdings, Inc.	21,457
		308,628
	Malaysia - 0.2%
2,942	AirAsia Berhad	2,498

	Mexico - 0.3%
1,662	Fibra Uno Administracion S.A. REIT	5,146

	Netherlands - 1.8%
62	ASML Holding N.V.	5,883
476	NXP Semiconductors N.V. ●	20,030
		25,913
	Norway - 0.4%
169	Algeta ASA ●	6,700

	Panama - 0.4%
39	Copa Holdings S.A. Class A	5,884

	Portugal - 0.7%
603	Galp Energia SGPS S.A.	10,212

	Russia - 0.5%
556	Sberbank of Russia ADR	7,085

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 93.3% - (continued)
	Spain - 1.4%
876	Banco Popular Espanol	$4,966
851	Telefonica S.A.	14,983
		19,949
	Sweden - 1.7%
506	Assa Abloy Ab	25,113

	Switzerland - 7.6%
111	Compagnie Financiere Richemont S.A.	11,355
675	Julius Baer Group Ltd.	33,121
169	Roche Holding AG	46,793
1,062	UBS AG	20,542
		111,811
	Taiwan - 2.0%
7,872	Taiwan Semiconductor Manufacturing Co., Ltd.	29,013

	United Kingdom - 13.2%
199	Al Noor Hospitals Group ●	2,711
496	AstraZeneca plc	26,252
2,396	BAE Systems plc	17,478
1,948	Barclays Bank plc ADR	8,195
1,123	BG Group plc	22,905
995	BP plc	7,726
71	Derwent London plc REIT	2,848
868	Diageo Capital plc	27,681
2,026	Direct Line Insurance Group plc	7,310
309	Great Portland Est	2,838
2,494	Kingfisher plc	15,085
839	National Grid plc	10,538
703	NMC Health plc	4,083
1,567	Rolls-Royce Holdings plc	28,869
223	Schroders plc	9,186
		193,705
	United States - 0.6%
133	Covidien plc	8,552

	Total common stocks
	(cost $1,187,779)	$1,370,378

PREFERRED STOCKS - 2.4%
	Germany - 2.4%
324	ProSieben Sat.1 Media AG	$15,398
81	Volkswagen AG N.V.	20,452
		35,850
	Total preferred stocks
	(cost $31,293)	$35,850

EXCHANGE TRADED FUNDS - 1.0%
	United States - 1.0%
173	iShares MSCI EAFE ETF	$11,417
254	iShares MSCI Japan ETF	3,021
		14,438
	Total exchange traded funds
	(cost $13,052)	$14,438

	Total long-term investments
	(cost $1,232,124)	$1,420,666

SHORT-TERM INVESTMENTS - 2.8%
	Repurchase Agreements - 2.8%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $3,282, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $3,348)
$3,282	0.10%, 10/31/2013	$3,282
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,136, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $1,158)
1,136	0.09%, 10/31/2013	1,136
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $5,265, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $5,370)
5,265	0.08%, 10/31/2013	5,265
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $14,931,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$15,229)
14,931	0.09%, 10/31/2013	14,931
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $6,020,
collateralized by FHLMC 2.50% - 7.50%,
2026 - 2043, FNMA 3.00% - 7.00%, 2026 -
2043, GNMA 2.67% - 5.00%, 2024 - 2048,
	value of $6,140)
6,020	0.12%, 10/31/2013	6,020
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $3,553, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $3,624)
3,553	0.09%, 10/31/2013	3,553
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $6,254, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $6,391)
6,254	0.10%, 10/31/2013	6,254

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.8% - (continued)
	Repurchase Agreements - 2.8% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $31, collateralized by U.S. Treasury Note 0.63%, 2017, value of $32)
$31	0.09%, 10/31/2013		$31
			40,472
	Total short-term investments
	(cost $40,472)		$40,472

	Total investments
	(cost $1,272,596) ▲	99.5%	$1,461,138
	Other assets and liabilities	0.5%	7,447
	Total net assets	100.0%	$1,468,585

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $1,277,783 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$192,420
Unrealized Depreciation	(9,065)
Net Unrealized Appreciation	$183,355

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $1,431 at October 31, 2013.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CHF	Buy	11/04/2013	CSFB	$2,190	$2,175	$(15)
EUR	Buy	11/05/2013	BOA	2,472	2,469	(3)
EUR	Sell	11/04/2013	CBK	973	963	10
EUR	Sell	11/05/2013	CBK	1,459	1,444	15
EUR	Sell	11/01/2013	DEUT	4,426	4,372	54
GBP	Buy	11/05/2013	BOA	1,484	1,483	(1)
GBP	Buy	11/01/2013	MSC	25	25	–
GBP	Buy	11/04/2013	MSC	572	573	1
JPY	Buy	11/06/2013	UBS	339	338	(1)
JPY	Sell	11/01/2013	JPM	304	302	2
JPY	Sell	11/05/2013	JPM	1,069	1,068	1
						$63

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
JPY	Japanese Yen

Index Abbreviations:
EAFE	Europe, Australasia and Far East

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Opportunities Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Austria	$9,693	$–	$9,693	$–
Belgium	54,501	–	54,501	–
Brazil	3,260	3,260	–	–
Canada	49,295	49,295	–	–
China	27,436	–	27,436	–
Cyprus	3,226	3,226	–	–
Finland	7,712	–	7,712	–
France	273,925	22,325	251,600	–
Germany	30,377	–	30,377	–
Hong Kong	21,284	–	21,284	–
India	6,971	–	6,971	–
Ireland	38,596	–	38,596	–
Italy	83,893	–	83,893	–
Japan	308,628	–	308,628	–
Malaysia	2,498	–	2,498	–
Mexico	5,146	5,146	–	–
Netherlands	25,913	25,913	–	–
Norway	6,700	6,700	–	–
Panama	5,884	5,884	–	–
Portugal	10,212	–	10,212	–
Russia	7,085	–	7,085	–
Spain	19,949	–	19,949	–
Sweden	25,113	–	25,113	–
Switzerland	111,811	–	111,811	–
Taiwan	29,013	–	29,013	–
United Kingdom	193,705	14,104	179,601	–
United States	8,552	8,552	–	–
Total	1,370,378	144,405	1,225,973	–
Exchange Traded Funds	14,438	14,438	–	–
Preferred Stocks	35,850	–	35,850	–
Short-Term Investments	40,472	–	40,472	–
Total	$1,461,138	$158,843	$1,302,295	$–
Foreign Currency Contracts*	83	–	83	–
Total	$83	$–	$83	$–
Liabilities:
Foreign Currency Contracts*	20	–	20	–
Total	$20	$–	$20	$–

♦	For the year ended October 31, 2013, investments valued at $6,202 were transferred from Level 1 to Level 2, and investments valued at $38,925 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Opportunities Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,272,596)	$1,461,138
Foreign currency on deposit with custodian (cost $165)	164
Unrealized appreciation on foreign currency contracts	83
Receivables:
Investment securities sold	14,845
Fund shares sold	3,526
Dividends and interest	3,852
Other assets	64
Total assets	1,483,672
Liabilities:
Unrealized depreciation on foreign currency contracts	20
Bank overdraft	23
Payables:
Investment securities purchased	13,759
Fund shares redeemed	872
Investment management fees	192
Administrative fees	5
Distribution fees	36
Accrued expenses	180
Total liabilities	15,087
Net assets	$1,468,585
Summary of Net Assets:
Capital stock and paid-in-capital	$1,218,843
Undistributed net investment income	16,902
Accumulated net realized gain	44,299
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	188,541
Net assets	$1,468,585

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$17.46/$18.48
Shares outstanding	22,624
Net assets	$394,928
Class B: Net asset value per share	$16.04
Shares outstanding	559
Net assets	$8,960
Class C: Net asset value per share	$15.76
Shares outstanding	2,760
Net assets	$43,495
Class I: Net asset value per share	$17.41
Shares outstanding	3,521
Net assets	$61,280
Class R3: Net asset value per share	$17.69
Shares outstanding	1,901
Net assets	$33,633
Class R4: Net asset value per share	$17.93
Shares outstanding	4,806
Net assets	$86,150
Class R5: Net asset value per share	$18.06
Shares outstanding	3,860
Net assets	$69,712
Class Y: Net asset value per share	$18.14
Shares outstanding	42,482
Net assets	$770,427

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Opportunities Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$36,253
Interest	36
Less: Foreign tax withheld	(3,765)
Total investment income	32,524

Expenses:
Investment management fees	8,357
Administrative services fees
Class R3	53
Class R4	101
Class R5	55
Transfer agent fees
Class A	827
Class B	54
Class C	83
Class I	66
Class R3	3
Class R4	2
Class R5	2
Class Y	11
Distribution fees
Class A	791
Class B	90
Class C	368
Class R3	132
Class R4	168
Custodian fees	154
Accounting services fees	218
Registration and filing fees	113
Board of Directors' fees	26
Audit fees	42
Other expenses	199
Total expenses (before waivers and fees paid indirectly)	11,915
Transfer agent fee waivers	(27)
Commission recapture	(31)
Custodian fee offset	—
Total waivers and fees paid indirectly	(58)
Total expenses, net	11,857
Net Investment Income	20,667
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	89,930
Net realized gain on foreign currency contracts	1,316
Net realized loss on other foreign currency transactions	(1,551)
Net Realized Gain on Investments and Foreign Currency Transactions	89,695
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	131,275
Net unrealized appreciation of foreign currency contracts	66
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(43)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	131,298
Net Gain on Investments and Foreign Currency Transactions	220,993
Net Increase in Net Assets Resulting from Operations	$241,660

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$20,667	$8,342
Net realized gain (loss) on investments and foreign currency transactions	89,695	(4,057)
Net unrealized appreciation of investments and foreign currency transactions	131,298	64,016
Net Increase in Net Assets Resulting from Operations	241,660	68,301
Distributions to Shareholders:
From net investment income
Class A	(3,139)	(2,860)
Class B	(36)	(41)
Class C	(189)	(167)
Class I	(521)	(364)
Class R3	(221)	(127)
Class R4	(651)	(207)
Class R5	(673)	(354)
Class Y	(7,618)	(1,880)
Total distributions	(13,048)	(6,000)
Capital Share Transactions:
Class A	69,952	(11,685)
Class B	(2,090)	(3,095)
Class C	4,658	(3,328)
Class I	21,500	10,587
Class R3	9,884	7,117
Class R4	30,636	29,538
Class R5	23,426	12,540
Class Y	179,280	314,324
Net increase from capital share transactions	337,246	355,998
Net Increase in Net Assets	565,858	418,299
Net Assets:
Beginning of period	902,727	484,428
End of period	$1,468,585	$902,727
Undistributed (distribution in excess of) net investment income	$16,902	$7,330

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Opportunities Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford International Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

13

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

14

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

15

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements

16

expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

17

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$83	$—	$—	$—	$—	$83
Total	$—	$83	$—	$—	$—	$—	$83

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$20	$—	$—	$—	$—	$20
Total	$—	$20	$—	$—	$—	$—	$20

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$1,316	$—	$—	$—	$—	$1,316
Total	$—	$1,316	$—	$—	$—	$—	$1,316

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$66	$—	$—	$—	$—	$66
Total	$—	$66	$—	$—	$—	$—	$66

5.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased

18

production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$13,048	$6,000

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$31,401
Undistributed Long-Term Capital Gain	34,987
Unrealized Appreciation *	183,354
Total Accumulated Earnings	$249,742

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

19

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$1,953
Accumulated Net Realized Gain (Loss)	(1,953)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

During the year ended October 31, 2013, the Fund utilized $4,978 of prior year short term capital loss carryforwards and $605 of prior year long term capital loss carryforwards. Also during the year ended October 31, 2013, the Fund utilized $32,435 of prior year capital loss carryforwards that were set to expire in future periods.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has

20

contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6400%
On next $2.5 billion	0.6350%
On next $5 billion	0.6300%
Over $10 billion	0.6250%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund

21

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.26%
Class B	2.05
Class C	1.97
Class I	0.89
Class R3	1.46
Class R4	1.15
Class R5	0.85
Class Y	0.75

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $2,391 and contingent deferred sales charges of $20 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

22

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	29%

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,569,269
Sales Proceeds Excluding U.S. Government Obligations	1,242,732

23

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	7,623	206	(3,491)	4,338	3,673	221	(4,773)	(879)
Amount	$121,543	$3,108	$(54,699)	$69,952	$50,819	$2,814	$(65,318)	$(11,685)
Class B
Shares	47	3	(194)	(144)	55	3	(301)	(243)
Amount	$688	$35	$(2,813)	$(2,090)	$697	$40	$(3,832)	$(3,095)
Class C
Shares	816	13	(515)	314	360	13	(645)	(272)
Amount	$11,820	$177	$(7,339)	$4,658	$4,539	$153	$(8,020)	$(3,328)
Class I
Shares	2,583	27	(1,248)	1,362	1,418	24	(660)	782
Amount	$40,918	$398	$(19,816)	$21,500	$19,351	$305	$(9,069)	$10,587
Class R3
Shares	1,005	14	(396)	623	675	10	(179)	506
Amount	$15,998	$211	$(6,325)	$9,884	$9,469	$127	$(2,479)	$7,117
Class R4
Shares	2,928	35	(1,031)	1,932	2,597	16	(550)	2,063
Amount	$46,780	$544	$(16,688)	$30,636	$37,052	$201	$(7,715)	$29,538
Class R5
Shares	2,112	43	(685)	1,470	1,277	27	(418)	886
Amount	$33,886	$673	$(11,133)	$23,426	$18,257	$354	$(6,071)	$12,540
Class Y
Shares	21,086	487	(10,193)	11,380	28,236	143	(5,362)	23,017
Amount	$339,629	$7,618	$(167,967)	$179,280	$390,431	$1,880	$(77,987)	$314,324
Total
Shares	38,200	828	(17,753)	21,275	38,291	457	(12,888)	25,860
Amount	$611,262	$12,764	$(286,780)	$337,246	$530,615	$5,874	$(180,491)	$355,998

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	48	$ 762
For the Year Ended October 31, 2012	73	$ 1,011

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

24

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

25

The Hartford International Opportunities Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$14.49	$0.22	$2.92	$3.14	$(0.17)	$–	$(0.17)	$17.46	21.87%	$394,928	1.26%	1.26%	1.36%
B	13.32	0.08	2.69	2.77	(0.05)	–	(0.05)	16.04	20.89	8,960	2.35	2.05	0.56
C	13.10	0.09	2.65	2.74	(0.08)	–	(0.08)	15.76	20.99	43,495	1.98	1.98	0.66
I	14.45	0.28	2.91	3.19	(0.23)	–	(0.23)	17.41	22.30	61,280	0.90	0.90	1.77
R3	14.70	0.19	2.96	3.15	(0.16)	–	(0.16)	17.69	21.63	33,633	1.46	1.46	1.20
R4	14.89	0.25	3.00	3.25	(0.21)	–	(0.21)	17.93	22.02	86,150	1.15	1.15	1.51
R5	14.98	0.29	3.02	3.31	(0.23)	–	(0.23)	18.06	22.37	69,712	0.85	0.85	1.79
Y	15.04	0.32	3.03	3.35	(0.25)	–	(0.25)	18.14	22.51	770,427	0.75	0.75	1.97

For the Year Ended October 31, 2012
A	$13.67	$0.18	$0.79	$0.97	$(0.15)	$–	$(0.15)	$14.49	7.28%	$264,957	1.36%	1.30%	1.30%
B	12.56	0.07	0.74	0.81	(0.05)	–	(0.05)	13.32	6.46	9,358	2.44	2.05	0.55
C	12.37	0.07	0.72	0.79	(0.06)	–	(0.06)	13.10	6.48	32,044	2.06	2.05	0.56
I	13.65	0.22	0.80	1.02	(0.22)	–	(0.22)	14.45	7.68	31,190	0.97	0.97	1.60
R3	13.90	0.15	0.81	0.96	(0.16)	–	(0.16)	14.70	7.05	18,786	1.52	1.50	1.10
R4	14.07	0.21	0.80	1.01	(0.19)	–	(0.19)	14.89	7.40	42,803	1.20	1.20	1.45
R5	14.16	0.25	0.80	1.05	(0.23)	–	(0.23)	14.98	7.67	35,803	0.91	0.90	1.73
Y	14.20	0.19	0.89	1.08	(0.24)	–	(0.24)	15.04	7.83	467,786	0.79	0.79	1.34

For the Year Ended October 31, 2011
A	$14.68	$0.14	$(1.14)	$(1.00)	$(0.01)	$–	$(0.01)	$13.67	(6.80)%	$261,920	1.34%	1.30%	0.96%
B	13.58	0.02	(1.04)	(1.02)	–	–	–	12.56	(7.51)	11,877	2.33	2.05	0.16
C	13.37	0.03	(1.03)	(1.00)	–	–	–	12.37	(7.48)	33,621	2.04	2.04	0.19
I	14.62	0.20	(1.15)	(0.95)	(0.02)	–	(0.02)	13.65	(6.49)	18,801	0.97	0.97	1.39
R3	14.95	0.13	(1.17)	(1.04)	(0.01)	–	(0.01)	13.90	(6.97)	10,727	1.54	1.50	0.89
R4	15.10	0.17	(1.18)	(1.01)	(0.02)	–	(0.02)	14.07	(6.73)	11,406	1.23	1.20	1.12
R5	15.15	0.18	(1.15)	(0.97)	(0.02)	–	(0.02)	14.16	(6.40)	21,285	0.94	0.90	1.22
Y	15.19	0.21	(1.17)	(0.96)	(0.03)	–	(0.03)	14.20	(6.37)	114,791	0.82	0.82	1.38

See Portfolio Turnover information on the next page.

26

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010
A	$12.62	$0.07	$2.14	$2.21	$(0.15)	$–	$(0.15)	$14.68	17.56%	$310,049	1.47%	1.42%	0.54%
B	11.65	(0.03)	1.97	1.94	(0.01)	–	(0.01)	13.58	16.70	16,434	2.44	2.19	(0.24)
C	11.46	(0.02)	1.94	1.92	(0.01)	–	(0.01)	13.37	16.72	37,671	2.16	2.15	(0.19)
I	12.59	0.13	2.12	2.25	(0.22)	–	(0.22)	14.62	18.01	10,933	1.08	1.08	1.02
R3	12.88	0.05	2.17	2.22	(0.15)	–	(0.15)	14.95	17.28	4,413	1.63	1.59	0.38
R4	12.98	0.08	2.22	2.30	(0.18)	–	(0.18)	15.10	17.76	7,066	1.29	1.27	0.63
R5	13.04	0.14	2.21	2.35	(0.24)	–	(0.24)	15.15	18.12	2,704	0.99	0.97	1.04
Y	13.07	0.14	2.22	2.36	(0.24)	–	(0.24)	15.19	18.20	189,576	0.90	0.90	1.05

For the Year Ended October 31, 2009
A	$10.23	$0.13	$2.50	$2.63	$(0.24)	$–	$(0.24)	$12.62	26.36%	$207,600	1.65%	1.42%	1.20%
B	9.40	0.08	2.31	2.39	(0.14)	–	(0.14)	11.65	25.85	17,390	2.74	1.84	0.85
C	9.29	0.04	2.28	2.32	(0.15)	–	(0.15)	11.46	25.38	28,852	2.34	2.23	0.45
I	10.25	0.05	2.60	2.65	(0.31)	–	(0.31)	12.59	26.81	2,230	1.25	1.23	0.51
R3	10.51	0.08	2.56	2.64	(0.27)	–	(0.27)	12.88	25.94	466	1.85	1.82	0.72
R4	10.58	0.14	2.56	2.70	(0.30)	–	(0.30)	12.98	26.42	1,769	1.38	1.38	1.29
R5	10.60	0.08	2.66	2.74	(0.30)	–	(0.30)	13.04	26.67	210	1.09	1.09	0.62
Y	10.62	0.19	2.57	2.76	(0.31)	–	(0.31)	13.07	26.94	133,962	0.96	0.96	1.73

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	107%
For the Year Ended October 31, 2012	98
For the Year Ended October 31, 2011	122
For the Year Ended October 31, 2010	106
For the Year Ended October 31, 2009	168

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Opportunities Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Opportunities Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

28

The Hartford International Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

29

The Hartford International Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

30

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford International Opportunities Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

32

The Hartford International Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,087.20	$6.58	$1,000.00	$1,018.90	$6.37	1.25%	184	365
Class B	$1,000.00	$1,082.30	$10.75	$1,000.00	$1,014.88	$10.40	2.05	184	365
Class C	$1,000.00	$1,083.20	$10.35	$1,000.00	$1,015.27	$10.01	1.97	184	365
Class I	$1,000.00	$1,088.80	$4.67	$1,000.00	$1,020.73	$4.52	0.89	184	365
Class R3	$1,000.00	$1,085.90	$7.69	$1,000.00	$1,017.83	$7.44	1.46	184	365
Class R4	$1,000.00	$1,087.30	$6.08	$1,000.00	$1,019.38	$5.88	1.16	184	365
Class R5	$1,000.00	$1,089.30	$4.51	$1,000.00	$1,020.89	$4.36	0.86	184	365
Class Y	$1,000.00	$1,090.10	$3.98	$1,000.00	$1,021.40	$3.85	0.76	184	365

33

The Hartford International Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford International Opportunities Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods. The Board considered that, in response to questions raised concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and

35

The Hartford International Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

36

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

The Hartford International Opportunities Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

38

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-IO13 12/13 113988-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND 2013 Annual Report

The Hartford International Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford International Small Company Fund inception 04/30/2001
(sub-advised byWellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
International Small Company A#	35.16%	19.51%	9.73%
International Small Company A##	27.73%	18.16%	9.11%
International Small Company B#	34.12%	18.70%	9.15%*
International Small Company B##	29.12%	18.49%	9.15%*
International Small Company C#	34.19%	18.60%	8.92%
International Small Company C##	33.19%	18.60%	8.92%
International Small Company I#	35.66%	19.99%	10.02%
International Small Company R3#	35.02%	19.58%	10.02%
International Small Company R4#	35.44%	19.83%	10.13%
International Small Company R5#	35.74%	20.06%	10.23%
International Small Company Y#	35.86%	20.11%	10.26%
S&P EPAC SmallCap Index	31.64%	17.50%	10.51%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

S&P EPAC SmallCap Index is a global equity index comprised of the smallest 15% of each country’s market capitalization in the S&P BMI (Broad Market Index) World. (The S&P BMI World Index captures all companies in developed markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed market countries are included in the S&P EPAC SmallCap except the U.S. and Canada.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Small Company Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
International Small Company Class A	1.56%	1.61%
International Small Company Class B	2.31%	2.62%
International Small Company Class C	2.31%	2.37%
International Small Company Class I	1.06%	1.06%
International Small Company Class R3	1.65%	1.71%
International Small Company Class R4	1.35%	1.41%
International Small Company Class R5	1.05%	1.15%
International Small Company Class Y	1.00%	1.01%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Daniel Maguire, CFA	Simon H. Thomas
Director and Equity Research Analyst	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Small Company Fund returned 35.16%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the S&P EPAC SmallCap Index, which returned 31.64% for the same period. The Fund also outperformed the 28.03% average return of the Lipper International Small/Mid Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. Additionally, investors were emboldened by European Central Bank President Mario Draghi’s statement that the bank will keep interest rates “at present or lower levels for an extended period.” In Japan, stocks soared amid the Bank of Japan’s aggressive spending program, aimed at reversing deflation and fueling economic growth. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

Nine of the ten sectors within the benchmark posted positive returns. Consumer Discretionary (+47%), Industrials (+39%), and Telecommunication Services (+38%) sectors gained the most during the period. Energy (-1%), Materials (+11%), and Consumer Staples (+20%) lagged on a relative basis.

The Fund outperformed its benchmark primarily due to strong stock selection within the Financials, Materials, and Industrials sectors; this was partially offset by weaker stock selection within the Consumer Discretionary, Health Care, and Utilities sectors. Sector allocation, a fall-out of the bottom-up stock selection process, detracted from the Fund’s relative performance, in part due to an overweight allocation to Energy and an underweight allocation to Information Technology. This was slightly offset by an overweight allocation to Consumer Discretionary and an underweight to Materials, which contributed on a benchmark-relative basis. A modest cash position detracted in an upward-trending market.

Top contributors to relative returns were Safilo Group (Consumer Discretionary), Kakaku.com (Information Technology), and Hino Motors (Industrials). Shares of Safilo Group, an Italian-based maker of premium sunglasses, rose after the company reported quarterly and fiscal year earnings that exceeded expectations. The company has also paid down debt, indicating that the company's turnaround is in progress. Shares of Kakaku.com, an internet-based product and price comparison site, performed strongly over the period driven by robust growth from Tabelog, a restaurant reservation and review site. The company saw a higher number of fee-paying restaurants, and premium members rose partially from the shift to smartphone services. Hino Motors, a Japanese-based small truck manufacturer, also outperformed as the company continued to gain market share, announced a mid-term dividend, and a weakening yen supported exports. Top

3

The Hartford International Small Company Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

contributors to absolute performance during the period also included IHI (Industrials).

The largest detractors from absolute and relative performance during the period were Petroleum Geo-Services (Energy), Benesse Holdings (Consumer Discretionary), and De La Rue (Industrials). Shares of Petroleum Geo-Services, a Norway-based marine geophysical company, underperformed as competition increased resulting in lower pricing expectations for future contracts. Shares of Benesse Holdings, a Japan-based holding company engaged in the provision of education services, underperformed due to weaker than expected sales in domestic education products. Shares of De La Rue, a UK-based integrated commercial banknote printer, fell after the company issued a profit warning. Top detractors from absolute performance during the period also included Whitehaven Coal (Energy).

Derivatives are not used in this Fund and thus did not have a material impact on performance during the period.

What is the outlook?

While the near term economic outlook has been clouded by uncertainty in Europe, U.S. employment and consumer spending appear steady, and there has been modestly positive news flow from U.S. housing data. We anticipate further moderation in the market as the eurozone reaches resolution of the banking and sovereign debt issues. Japanese companies that export and which are benefitting from a weakening yen have performed well during the past year.

We continue to focus our research at the individual company level where we seek good business models at attractive valuations which the market is ignoring or underestimates the ability to surprise positively. Fund holdings represent a diversified mixture of what we believe to be relatively inexpensive companies with above average growth possessing strong market positions, skilled management teams, and solid balance sheets. Many of the stocks we own remain structural growth stories that are less correlated to one quarter or one year's GDP growth and should be positioned to perform across a number of different economic scenarios.

At the end of the period, the Fund was most overweight to the Industrials sector and most underweight to the Financials sector, relative to the benchmark. On a regional basis, the Fund’s greatest underweight position, relative to the benchmark, at the end of the period was to Europe ex UK while the Fund held an overweight position in Japan.

Diversification by Sector

as of October 31, 2013

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	17.3%
Consumer Staples	4.6
Energy	5.2
Financials	19.0
Health Care	8.0
Industrials	27.9
Information Technology	6.8
Materials	8.4
Utilities	0.3
Total	97.5%
Short-Term Investments	2.7
Other Assets and Liabilities	(0.2)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Currency Concentration of Securities

as of October 31, 2013

Percentage of
Description	Net Assets
Australian Dollar	4.6%
Brazilian Real	0.7
British Pound	19.2
Canadian Dollar	0.4
Danish Kroner	3.1
Euro	21.8
Hong Kong Dollar	0.9
Indonesian New Rupiah	0.3
Japanese Yen	33.2
Mexican New Peso	1.1
Norwegian Krone	1.6
Republic of Korea Won	2.2
Singapore Dollar	0.8
Swedish Krona	0.5
Swiss Franc	5.7
United States Dollar	4.1
Other Assets and Liabilities	(0.2)
Total	100.0%

4

The Hartford International Small Company Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.5%
	Australia - 4.6%
215	Domino's Pizza Enterprises Ltd.	$3,172
480	Karoon Gas Australia Ltd. ●	2,012
410	NuFarm Ltd.	1,889
654	SAI Global Ltd.	2,540
89	Seek Ltd.	1,095
586	Tox Free Solutions Ltd.	1,828
1,728	Transpacific Industries Group Ltd. ●	1,870
		14,406
	Austria - 2.8%
51	Andritz AG	3,163
26	Schoeller-Bleckmann Oilfield Equipment AG	3,054
141	Zumbotel AG	2,515
		8,732
	Belgium - 1.6%
24	CFE NPV	1,870
64	D'ieteren S.A.	3,012
		4,882
	Brazil - 0.7%
504	Magazine Luiza S.A. ●	2,136

	Canada - 0.4%
63	Pacific Rubiales Energy Corp.	1,303

	China - 0.8%
83	WuXi PharmaTech Cayman, Inc. ●	2,436

	Denmark - 3.1%
130	DSV A/S	3,799
94	H. Lundbeck A/S	2,019
87	Matas A/S ●	2,203
11	Rockwool International A/S Class B	1,695
		9,716
	Finland - 0.7%
80	Tikkurila Oyj	2,061

	France - 6.0%
37	AtoS	3,168
47	Eurazeo	3,566
113	Groupe FNAC S.A. ●	3,151
55	Imerys S.A.	4,412
32	Wendel S.A.	4,514
		18,811
	Germany - 5.1%
36	ElringKlinger AG	1,526
83	Gildemeister	2,724
31	Grenke Leasing	3,077
29	KUKA AG	1,308
22	MTU Aero Engines Holdings AG	2,155
36	Rheinmetall AG	2,236
44	STRATEC Biomedical AG	1,884
13	Wacker Chemie AG	1,245
		16,155
	Hong Kong - 1.3%
150	ASM Pacific Technology Ltd.	1,447
1,605	Noble Group Ltd.	1,326
556	Shanghai Fosun Pharmaceutical Co., Ltd.	1,259
		4,032
	Indonesia - 0.3%
857	Matahari Department Store Tbk ●	934

	Italy - 4.0%
133	Azimut Holding S.p.A.	3,374
3,022	Beni Stabili S.p.A.	2,077
65	Brunello Cucinelli S.p.A.	2,012
855	Immobiliare Grande Distribuzione REIT	1,021
186	Pirelli & Co. S.p.A.	2,620
46	Salvatore Ferragamo Italia S.p.A.	1,559
		12,663
	Japan - 33.1%
85	AEON Mall Co., Ltd.	2,427
415	Amada Co., Ltd.	3,570
35	Asahi Intecc Co., Ltd.	2,328
143	Denyo Co., Ltd.	1,757
58	Digital Garage, Inc.	1,523
32	Don Quijote Co.	2,157
364	Ferrotec, Corp.	1,788
2	GLP J-REIT	2,491
63	GMO Payment Gateway, Inc.	2,096
198	Hitachi Metals Ltd.	2,666
89	Hoshizaki Electric Co., Ltd.	3,243
71	IBJ Leasing Co., Ltd. ☼	2,002
134	Ichiyoshi Securities Co., Ltd.	1,912
605	Ihi Corp.	2,562
83	Internet Initiative Japan, Inc.	2,321
40	Jamco Corp. ☼	568
56	Japan Petroleum Exploration Co., Ltd.	2,268
69	Kakaku.com, Inc.	1,335
241	Makino Milling Machine Co.	1,578
88	Message Co., Ltd.	2,475
242	Mitsubishi Gas Chemical Co.	1,978
693	Mitsubishi UFJ Lease & Finance Co., Ltd.	3,919
175	Mori Seiki Co., Ltd.	2,836
62	Musashi Seimitsu Industry Co., Ltd.	1,456
148	Nihon Nohyaku Co., Ltd.	1,774
210	Nikkiso Co., Ltd.	2,598
147	Nippon Shinyaku Co., Ltd.	2,534
106	Nippon Shokubai Co., Ltd.	1,300
46	Pigeon Corp.	2,394
123	Pocket Card Co., Ltd.	1,067
26	Sanrio Co., Ltd.	1,401
227	Sanwa Holdings Corp.	1,455
80	Sega Sammy Holdings, Inc.	2,038
1,494	Shinsei Bank Ltd.	3,498
120	Shionogi & Co., Ltd.	2,651
161	Shizuoka Gas Co., Ltd.	1,068
151	Sumisho Computer Systems Corp.	3,833
36	Tamron Co., Ltd.	764
137	Tenma Corp.	1,769
95	THK Co., Ltd.	2,063
178	Tokyo Tomin Bank Ltd.	1,903
22	Tsuruha Holdings, Inc.	1,997
82	Yamato Kogyo Co.	3,039
124	Yaskawa Electric Corp.	1,606
173	Yokogawa Electric Corp.	2,256
269	Yumeshin Holdings Co., Ltd.	1,969
74	Zenkoku Hosho Co., Ltd.	3,185
40	Zuiko Corp.	2,630
		104,048

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Small Company Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.5% - (continued)
	Luxembourg - 1.1%
178	AZ Electronic Materials S.A.	$817
142	Reinet Investments S.A. ●	2,695
		3,512
	Mexico - 1.1%
702	Fibra Uno Administracion S.A. REIT	2,172
616	Grupo Sanborns S.A. de C.V.	1,280
		3,452
	Netherlands - 0.9%
218	USG People N.V.	2,881

	Norway - 1.6%
181	Kongsberg Gruppen ASA	3,768
106	Petroleum Geo-Services ASA	1,288
		5,056
	Russia - 0.6%
163	O'Key Group S.A. GDR ■	1,926

	Singapore - 0.4%
1,551	Indofood Agri Resources Ltd.	1,135

	South Korea - 2.2%
2	Amorepacific Corp.	1,891
5	CJ O Shopping Co., Ltd.	1,757
18	Green Cross Corp.	2,166
6	Lotte Chemical Corp.	1,243
		7,057
	Switzerland - 6.7%
30	Aryzta AG	2,257
26	Dufry Group ●	4,279
135	Gategroup Holding AG	3,532
359	Informa plc	3,214
6	Kuoni Reisen Holding AG	2,468
10	Partners Group	2,616
25	Tecan Group AG	2,570
		20,936
	United Kingdom - 18.4%
284	Babcock International Group plc	5,814
36	Berkeley (The) Group Holdings plc	1,345
1,177	Booker Group plc	2,834
203	Chemring Group plc	708
157	Concentric AB	1,615
234	Crest Nicholson Holdings Ltd	1,449
150	De La Rue plc	2,057
576	Debenhams plc	940
923	Direct Line Insurance Group plc	3,329
225	Domino's Pizza Group plc	2,110
418	Elementis plc	1,736
1,798	Hansteen Holdings plc REIT	2,982
1,229	Hays plc	2,453
139	Hunting plc	1,990
273	IG Group Holdings plc	2,687
171	James Fisher & Sons plc	3,044
73	Keller Group plc ‡	1,236
125	Kier Group plc	3,626
385	Mears Group plc	2,646
592	Mothercare plc	3,630
277	Ophilr Energy plc ●	1,474
262	Savills plc	2,732
646	Thomas Cook Group plc	1,487
642	Tyman plc	2,418
50	Ultra Electronics Holdings plc	1,542
		57,884
	Total common stocks
	(cost $254,754)	$306,154

	Total long-term investments (cost $254,754)	$306,154

SHORT-TERM INVESTMENTS - 2.7%
	Repurchase Agreements - 2.7%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $689, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $703)
$689	0.10%, 10/31/2013	$689
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $239, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $243)
239	0.09%, 10/31/2013	239
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,106, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $1,128)
1,106	0.08%, 10/31/2013	1,106
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $3,135,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$3,198)
3,135	0.09%, 10/31/2013	3,135
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $1,264, collateralized by FHLMC
2.50% - 7.50%, 2026 - 2043, FNMA 3.00%
- 7.00%, 2026 - 2043, GNMA 2.67% -
	5.00%, 2024 - 2048, value of $1,289)
1,264	0.12%, 10/31/2013	1,264
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $746, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $761)
746	0.09%, 10/31/2013	746
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,313, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $1,342)
1,313	0.10%, 10/31/2013	1,313

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.7% - (continued)
	Repurchase Agreements - 2.7% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $7, collateralized by U.S. Treasury Note 0.63%, 2017, value of $7)
$7	0.09%, 10/31/2013		$7
			8,499
	Total short-term investments
	(cost $8,499)		$8,499

	Total investments
	(cost $263,253) ▲	100.2%	$314,653
	Other assets and liabilities	(0.2)%	(564)
	Total net assets	100.0%	$314,089

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $266,360 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$57,218
Unrealized Depreciation	(8,925)
Net Unrealized Appreciation	$48,293

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $1,926, which represents 0.6% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $167 at October 31, 2013.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/04/2013	CSFB	$200	$199	$(1)
AUD	Buy	11/01/2013	JPM	1,089	1,082	(7)
EUR	Sell	11/01/2013	CBK	44	44	–
GBP	Buy	11/04/2013	MSC	317	318	1
HKD	Sell	11/01/2013	JPM	212	212	–
JPY	Buy	11/01/2013	JPM	746	740	(6)
JPY	Buy	11/05/2013	JPM	120	120	–
JPY	Sell	11/06/2013	UBS	390	389	1
SEK	Buy	11/04/2013	HSBC	312	308	(4)
						$(16)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Small Company Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
J-REIT	Japanese Real Estate Investment Trust
NPV	No Par Value
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Small Company Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$14,406	$–	$14,406	$–
Austria	8,732	–	8,732	–
Belgium	4,882	4,882	–	–
Brazil	2,136	2,136	–	–
Canada	1,303	1,303	–	–
China	2,436	2,436	–	–
Denmark	9,716	4,222	5,494	–
Finland	2,061	–	2,061	–
France	18,811	3,151	15,660	–
Germany	16,155	1,884	14,271	–
Hong Kong	4,032	–	4,032	–
Indonesia	934	–	934	–
Italy	12,663	3,098	9,565	–
Japan	104,048	–	104,048	–
Luxembourg	3,512	2,695	817	–
Mexico	3,452	3,452	–	–
Netherlands	2,881	–	2,881	–
Norway	5,056	3,768	1,288	–
Russia	1,926	1,926	–	–
Singapore	1,135	–	1,135	–
South Korea	7,057	1,891	5,166	–
Switzerland	20,936	3,532	17,404	–
United Kingdom	57,884	15,498	42,386	–
Total	306,154	55,874	250,280	–
Short-Term Investments	8,499	–	8,499	–
Total	$314,653	$55,874	$258,779	$–
Foreign Currency Contracts*	2	–	2	–
Total	$2	$–	$2	$–
Liabilities:
Foreign Currency Contracts*	18	–	18	–
Total	$18	$–	$18	$–

♦	For the year ended October 31, 2013, investments valued at $11,253 were transferred from Level 1 to Level 2, and investments valued at $8,088 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Small Company Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $263,253)	$314,653
Cash	—
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	2
Receivables:
Investment securities sold	693
Fund shares sold	823
Dividends and interest	892
Other assets	45
Total assets	317,108
Liabilities:
Unrealized depreciation on foreign currency contracts	18
Payables:
Investment securities purchased	2,815
Fund shares redeemed	79
Investment management fees	54
Administrative fees	—
Distribution fees	7
Accrued expenses	46
Total liabilities	3,019
Net assets	$314,089
Summary of Net Assets:
Capital stock and paid-in-capital	$267,257
Undistributed net investment income	288
Accumulated net realized loss	(4,856)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	51,400
Net assets	$314,089

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$17.46/$18.48
Shares outstanding	3,661
Net assets	$63,926
Class B: Net asset value per share	$16.57
Shares outstanding	272
Net assets	$4,504
Class C: Net asset value per share	$16.27
Shares outstanding	734
Net assets	$11,936
Class I: Net asset value per share	$17.39
Shares outstanding	319
Net assets	$5,546
Class R3: Net asset value per share	$17.58
Shares outstanding	416
Net assets	$7,319
Class R4: Net asset value per share	$17.65
Shares outstanding	208
Net assets	$3,662
Class R5: Net asset value per share	$17.72
Shares outstanding	35
Net assets	$622
Class Y: Net asset value per share	$17.73
Shares outstanding	12,215
Net assets	$216,574

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Small Company Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$5,763
Interest	4
Less: Foreign tax withheld	(575)
Total investment income	5,192

Expenses:
Investment management fees	2,448
Administrative services fees
Class R3	11
Class R4	4
Class R5	—
Transfer agent fees
Class A	160
Class B	26
Class C	30
Class I	4
Class R3	—
Class R4	—
Class R5	—
Class Y	3
Distribution fees
Class A	132
Class B	46
Class C	100
Class R3	27
Class R4	6
Custodian fees	32
Accounting services fees	49
Registration and filing fees	87
Board of Directors' fees	7
Audit fees	18
Other expenses	43
Total expenses (before waivers and fees paid indirectly)	3,233
Expense waivers	(3)
Transfer agent fee waivers	(15)
Commission recapture	(5)
Custodian fee offset	—
Total waivers and fees paid indirectly	(23)
Total expenses, net	3,210
Net Investment Income	1,982
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	46,266
Net realized loss on foreign currency contracts	(84)
Net realized gain on other foreign currency transactions	33
Net Realized Gain on Investments and Foreign Currency Transactions	46,215
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	34,214
Net unrealized depreciation of foreign currency contracts	(18)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	34
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	34,230
Net Gain on Investments and Foreign Currency Transactions	80,445
Net Increase in Net Assets Resulting from Operations	$82,427

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$1,982	$1,801
Net realized gain on investments and foreign currency transactions	46,215	2,640
Net unrealized appreciation of investments and foreign currency transactions	34,230	20,492
Net Increase in Net Assets Resulting from Operations	82,427	24,933
Distributions to Shareholders:
From net investment income
Class A	(847)	(135)
Class B	(45)	—
Class C	(99)	—
Class I	(57)	(68)
Class R3	(71)	(10)
Class R4	(37)	(4)
Class R5	(4)	(1)
Class Y	(3,585)	(977)
Total distributions	(4,745)	(1,195)
Capital Share Transactions:
Class A	1,674	(7,675)
Class B	(1,789)	(1,628)
Class C	445	(1,454)
Class I	(3,973)	708
Class R3	1,471	1,900
Class R4	1,149	1,305
Class R5	376	25
Class Y	(755)	39,243
Net increase (decrease) from capital share transactions	(1,402)	32,424
Net Increase in Net Assets	76,280	56,162
Net Assets:
Beginning of period	237,809	181,647
End of period	$314,089	$237,809
Undistributed (distribution in excess of) net investment income	$288	$1,292

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Small Company Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford International Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

13

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

14

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

15

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements

16

expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

17

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$2	$—	$—	$—	$—	$2
Total	$—	$2	$—	$—	$—	$—	$2

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$18	$—	$—	$—	$—	$18
Total	$—	$18	$—	$—	$—	$—	$18

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(84)	$—	$—	$—	$—	$(84)
Total	$—	$(84)	$—	$—	$—	$—	$(84)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(18)	$—	$—	$—	$—	$(18)
Total	$—	$(18)	$—	$—	$—	$—	$(18)

5.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased

18

production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$4,745	$1,195

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,841
Accumulated Capital Losses *	(3,302)
Unrealized Appreciation †	48,293
Total Accumulated Earnings	$46,832

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

19

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$1,759
Accumulated Net Realized Gain (Loss)	(1,759)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$3,302
Total	$3,302

During the year ended October 31, 2013, the Fund utilized $44,542 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the

20

Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund

21

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.53%
Class B	2.29
Class C	2.28
Class I	1.11
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	0.99

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $149 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

22

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	5%
Class R5	29

As of October 31, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	48%

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$207,143
Sales Proceeds Excluding U.S. Government Obligations	217,864

23

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	801	60	(785)	76	484	12	(1,137)	(641)
Amount	$12,380	$825	$(11,531)	$1,674	$5,821	$131	$(13,627)	$(7,675)
Class B
Shares	10	3	(140)	(127)	8	—	(149)	(141)
Amount	$132	$44	$(1,965)	$(1,789)	$93	$—	$(1,721)	$(1,628)
Class C
Shares	131	7	(109)	29	60	—	(190)	(130)
Amount	$1,867	$91	$(1,513)	$445	$688	$—	$(2,142)	$(1,454)
Class I
Shares	231	3	(586)	(352)	123	2	(63)	62
Amount	$3,717	$47	$(7,737)	$(3,973)	$1,433	$18	$(743)	$708
Class R3
Shares	180	5	(94)	91	218	1	(64)	155
Amount	$2,780	$71	$(1,380)	$1,471	$2,671	$10	$(781)	$1,900
Class R4
Shares	92	3	(23)	72	130	—	(23)	107
Amount	$1,456	$37	$(344)	$1,149	$1,580	$4	$(279)	$1,305
Class R5
Shares	30	—	(7)	23	2	—	—	2
Amount	$480	$4	$(108)	$376	$24	$1	$—	$25
Class Y
Shares	3,549	258	(3,739)	68	6,223	88	(2,777)	3,534
Amount	$53,153	$3,585	$(57,493)	$(755)	$73,002	$977	$(34,736)	$39,243
Total
Shares	5,024	339	(5,483)	(120)	7,248	103	(4,403)	2,948
Amount	$75,965	$4,704	$(82,071)	$(1,402)	$85,312	$1,141	$(54,029)	$32,424

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	37	$548
For the Year Ended October 31, 2012	31	$380

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

24

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

25

The Hartford International Small Company Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$13.14	$0.05	$4.51	$4.56	$(0.24)	$–	$(0.24)	$17.46	35.16%		$63,926	1.54%		1.54%		0.34%
B	12.47	(0.06)	4.28	4.22	(0.12)	–	(0.12)	16.57	34.12		4,504	2.55		2.29		(0.43)
C	12.26	(0.05)	4.20	4.15	(0.14)	–	(0.14)	16.27	34.19		11,936	2.28		2.28		(0.39)
I	13.09	0.10	4.49	4.59	(0.29)	–	(0.29)	17.39	35.66		5,546	1.11		1.11		0.64
R3	13.24	0.04	4.53	4.57	(0.23)	–	(0.23)	17.58	35.02		7,319	1.69		1.65		0.24
R4	13.29	0.08	4.55	4.63	(0.27)	–	(0.27)	17.65	35.44		3,662	1.39		1.35		0.53
R5	13.34	0.14	4.54	4.68	(0.30)	–	(0.30)	17.72	35.74		622	1.11		1.05		0.93
Y	13.34	0.14	4.56	4.70	(0.31)	–	(0.31)	17.73	35.86		216,574	0.99		0.99		0.94

For the Year Ended October 31, 2012 (D)
A	$12.03	$0.08	$1.06	$1.14	$(0.03)	$–	$(0.03)	$13.14	9.56%		$47,109	1.61%		1.55%		0.59%
B	11.47	(0.03)	1.03	1.00	–	–	–	12.47	8.72		4,973	2.62		2.30		(0.20)
C	11.28	(0.02)	1.00	0.98	–	–	–	12.26	8.69		8,647	2.37		2.30		(0.17)
I	12.00	0.13	1.06	1.19	(0.10)	–	(0.10)	13.09	10.08		8,781	1.06		1.05		1.12
R3	12.16	0.08	1.06	1.14	(0.06)	–	(0.06)	13.24	9.44		4,297	1.71		1.65		0.62
R4	12.20	0.12	1.06	1.18	(0.09)	–	(0.09)	13.29	9.81		1,802	1.41		1.35		0.95
R5	12.22	0.14	1.08	1.22	(0.10)	–	(0.10)	13.34	10.17		164	1.15		1.05		1.15
Y	12.23	0.13	1.09	1.22	(0.11)	–	(0.11)	13.34	10.14		162,036	1.01		1.00		1.11

For the Year Ended October 31, 2011
A	$12.56	$0.07	$(0.47)	$(0.40)	$(0.13)	$–	$(0.13)	$12.03	(3.28)%		$50,854	1.59%		1.55%		0.51%
B	11.97	(0.04)	(0.43)	(0.47)	(0.03)	–	(0.03)	11.47	(3.91)		6,188	2.55		2.30		(0.29)
C	11.78	(0.03)	(0.43)	(0.46)	(0.04)	–	(0.04)	11.28	(3.93)		9,420	2.34		2.30		(0.27)
I	12.53	0.12	(0.46)	(0.34)	(0.19)	–	(0.19)	12.00	(2.82)		7,309	1.09		1.07		0.94
R3	12.72	0.09	(0.50)	(0.41)	(0.15)	–	(0.15)	12.16	(3.31)		2,065	1.71		1.65		0.73
R4	12.74	0.12	(0.50)	(0.38)	(0.16)	–	(0.16)	12.20	(3.10)		356	1.44		1.35		0.90
R5	12.75	0.13	(0.47)	(0.34)	(0.19)	–	(0.19)	12.22	(2.77)		126	1.12		1.05		0.99
Y	12.76	0.14	(0.48)	(0.34)	(0.19)	–	(0.19)	12.23	(2.72)		105,329	1.02		1.00		1.03

For the Year Ended October 31, 2010
A	$10.74	$0.02	$1.92	$1.94	$(0.12)	$–	$(0.12)	$12.56	18.22%		$53,514	1.63%		1.57%		0.14%
B	10.28	(0.07)	1.84	1.77	(0.08)	–	(0.08)	11.97	17.28		7,850	2.60		2.32		(0.63)
C	10.10	(0.07)	1.80	1.73	(0.05)	–	(0.05)	11.78	17.23		11,103	2.37		2.32		(0.62)
I	10.70	0.07	1.91	1.98	(0.15)	–	(0.15)	12.53	18.76		7,698	1.08		1.08		0.63
R3(E)	10.20	–	2.52	2.52	–	–	–	12.72	24.71	(F)	125	1.73	(G)	1.65	(G)	0.08	(G)
R4(E)	10.20	0.02	2.52	2.54	–	–	–	12.74	24.90	(F)	125	1.43	(G)	1.36	(G)	0.38	(G)
R5(E)	10.20	0.04	2.51	2.55	–	–	–	12.75	25.00	(F)	125	1.12	(G)	1.06	(G)	0.68	(G)
Y	10.89	0.07	1.96	2.03	(0.16)	–	(0.16)	12.76	18.83		111,493	1.02		1.02		0.68

See Portfolio Turnover information on the next page.

26

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009 (D)
A	$7.45	$0.08	$3.21	$3.29	$–	$–	$–	$10.74	44.16%	$53,517	1.81%	1.39%	0.64%
B	7.16	0.02	3.10	3.12	–	–	–	10.28	43.58	8,798	2.89	1.80	0.25
C	7.06	(0.01)	3.05	3.04	–	–	–	10.10	43.06	11,713	2.55	2.14	(0.10)
I	7.47	0.06	3.23	3.29	(0.06)	–	(0.06)	10.70	44.32	7,255	1.09	1.09	0.59
Y	7.60	0.09	3.27	3.36	(0.07)	–	(0.07)	10.89	44.48	85,937	1.05	1.05	1.06

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Commenced operations on May 28, 2010.
(F)	Not annualized.
(G)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	78%
For the Year Ended October 31, 2012	61
For the Year Ended October 31, 2011	69
For the Year Ended October 31, 2010	97
For the Year Ended October 31, 2009	151

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Small Company Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Small Company Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 18, 2013

28

The Hartford International Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

29

The Hartford International Small Company Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

30

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford International Small Company Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

32

The Hartford International Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,127.90	$8.18	$1,000.00	$1,017.52	$7.75	1.52%	184	365
Class B	$1,000.00	$1,123.40	$12.29	$1,000.00	$1,013.63	$11.65	2.30	184	365
Class C	$1,000.00	$1,123.60	$12.12	$1,000.00	$1,013.79	$11.49	2.26	184	365
Class I	$1,000.00	$1,130.00	$5.93	$1,000.00	$1,019.64	$5.62	1.10	184	365
Class R3	$1,000.00	$1,126.90	$8.85	$1,000.00	$1,016.88	$8.39	1.65	184	365
Class R4	$1,000.00	$1,129.20	$7.25	$1,000.00	$1,018.39	$6.87	1.35	184	365
Class R5	$1,000.00	$1,130.10	$5.64	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class Y	$1,000.00	$1,130.70	$5.31	$1,000.00	$1,020.22	$5.03	0.99	184	365

33

The Hartford International Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford International Small Company Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

34

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

35

The Hartford International Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

36

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

The Hartford International Small Company Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small-cap Stock Risk: Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

38

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-ISC13 12/13 113989-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD INTERNATIONAL VALUE FUND 2013 Annual Report

The Hartford International Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford International Value Fund inception 05/28/2010
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 5/28/10 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	Since Inception▲
International Value A#	30.95%	14.64%
International Value A##	23.75%	12.76%
International Value C#	30.00%	13.84%
International Value C##	29.00%	13.84%
International Value I#	31.36%	15.04%
International Value R3#	30.67%	14.37%
International Value R4#	31.06%	14.71%
International Value R5#	31.44%	15.06%
International Value Y#	33.53%	15.71%
MSCI EAFE Index	27.40%	13.43%
MSCI EAFE Value Index	28.43%	12.96%

▲	Inception: 05/28/2010
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada).

MSCI EAFE Value Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Value Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
International Value Class A	1.40%	1.57%
International Value Class C	2.15%	2.18%
International Value Class I	1.09%	1.09%
International Value Class R3	1.60%	1.80%
International Value Class R4	1.30%	1.49%
International Value Class R5	1.00%	1.19%
International Value Class Y	0.95%	1.01%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
James H. Shakin, CFA*
Senior Vice President and Portfolio Manager

*Appointed as Portfolio Manager for the Fund as of August 30, 2013.

How did the Fund perform?

The Class A shares of The Hartford International Value Fund returned 30.95%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the MSCI EAFE Value Index, which returned 28.43% for the same period. The Fund also outperformed the 23.19% average return of the Lipper International Multi Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. Additionally, investors were emboldened by European Central Bank President Mario Draghi’s statement that the bank will keep interest rates “at present or lower levels for an extended period.” In Japan, stocks soared amid the Bank of Japan’s aggressive spending program, aimed at reversing deflation and fueling economic growth. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

All ten sectors in the MSCI EAFE Value Index rose during the period. Within the Index, the Consumer Discretionary (+49%), Information Technology (+41%), and Industrials (+34%) sectors gained the most during the period. Energy (+13%), Materials (+15%), and Utilities (+19%) lagged on a relative basis.

Security selection, which was strongest in Consumer Discretionary, Telecommunication Services, and Health Care, contributed positively to benchmark-relative performance during the period. This was partially offset by weaker stock selection in the Financials, Information Technology, and Utilities sectors. Sector positioning, which is a result of bottom-up stock selection decisions, also contributed positively to benchmark-relative outperformance during the period, primarily due to the Fund’s overweights to Information Technology and Consumer Discretionary as well as an underweight to Utilities.

Among the top contributors to benchmark-relative returns were Fuji Heavy Industries (Industrials), Softbank (Telecommunication Services), and Royal Dutch Shell (Energy). Maker of Subaru branded cars, Fuji Heavy Industries performed very strongly on the back of currency weakness in the Yen combined with strong execution on the product side. Shares of SoftBank, a Japan-based telecommunication and Internet business provider, were volatile during the twelve-month period ended October 31, 2013. After an initial drop in the stock price after the news of the Sprint acquisition, the share price meaningfully recovered as the market fully appreciated the strategic merits of the deal. We eliminated the position late in the period. Global integrated oil and gas company Royal Dutch Shell lagged after disappointing earnings, due to soft North American demand and higher costs. Not owning this benchmark component contributed to benchmark-relative performance. Top absolute contributors for the period also included Roche Holding (Health Care).

3

The Hartford International Value Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

Samsung Electronics (Information Technology), Westfield Retail Trust (Financials) and SABESP (Utilities) were the top detractors from benchmark-relative returns during the period. Shares of Samsung Electronics, a Korea-based global electronics and semiconductor company, fell as investors worried about market share saturation and slowing growth in high-end mobile devices. Shares of Westfield Retail Trust, an Australia-based real estate investment trust (REIT), underperformed as a weak retail environment in Australia resulted in lower rents for the company over the period. Shares of SABESP, a water utility based in the Sao Paulo region of Brazil, underperformed as investors shied away from the stock due to controversy around tariff stability and regulatory uncertainties. Top absolute detractors for the period also included T&D Holdings (Financials).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

After half a decade lurching from crisis to crisis, the global economic outlook now seems less dire, in our view. We believe balance sheets are being mended, costs have been cut, and revenue trends are turning. In our opinion, investor expectations remain cautious, but prices and valuations have risen substantially from their worst levels. From here, we believe it will be more difficult to generate out-sized returns, but we are optimistic that equity ownership can still be rewarded.

As a result of bottom-up stock selection the Fund ended the period most overweight in the Information Technology, Consumer Discretionary, and Industrials sectors and most underweight in the Financials, Telecommunication Services, and Utilities sectors relative to the index.

Diversification by Sector

as of October 31, 2013

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.3%
Consumer Staples	0.8
Energy	9.5
Financials	22.0
Health Care	9.1
Industrials	13.3
Information Technology	17.4
Materials	6.3
Services	2.7
Utilities	2.1
Total	95.5%
Short-Term Investments	4.4
Other Assets and Liabilities	0.1
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford International Value Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.5%
	Australia - 0.6%
25	Energy Resources of Australia Ltd. ●	$30
131	Qantas Airways Ltd. ●	154
		184
	Austria - 0.5%
9	Zumbotel AG	165

	Belgium - 2.2%
7	Ageas	317
67	Agfa Gevaert N.V. ●	160
2	Delhaize-Le Lion S.A.	131
1	UCB S.A.	86
		694
	Brazil - 1.3%
25	Banco Santander Brasil S.A.	171
23	HRT Participacoes em Petroleo S.A. ●	7
14	Petroleo Brasileiro S.A. ADR	241
		419
	Canada - 1.3%
12	EnCana Corp.	213
10	Northern Dynasty Minerals Ltd. ●	14
14	Painted Pony Petroleum Ltd. ●	91
22	Uranium Participation Corp. ●	101
		419
	China - 1.5%
264	AMVIG Holdings Ltd.	124
193	New World Department Store China	112
413	Sinotrans Ltd.	101
23	Sinovac Biotech Ltd. ●	129
		466
	Denmark - 0.6%
9	H. Lundbeck A/S	201

	France - 16.1%
3	Alten Ltd.	149
4	BNP Paribas	326
6	Capital Gemini S.A.	406
2	Ciments Francais S.A.	161
8	Compagnie De Saint-Gobain	441
4	Devoteam S.A.	65
13	GDF Suez	324
12	GFI Informatique S.A.	69
2	Groupe FNAC S.A. ●	52
11	Groupe Steria SCA	203
8	Lagardere S.C.A.	276
6	Metropole Television S.A.	144
13	Orange S.A.	183
21	Peugeot S.A.	281
3	Renault S.A.	266
1	S.p.A.Group S.A.	88
4	Saft Groupe S.A.	140
6	Societe Generale Class A	352
6	Thales S.A.	342
11	Total S.A.	652
7	Vivendi S.A.	180
		5,100
	Germany - 4.6%
2	Allianz SE	304
12	Deutsche Lufthansa AG	238
9	E.On SE	166
5	Elmos Semiconductor AG	70
11	Kontron AG	78
3	Rheinmetall AG	209
5	RWE AG	177
5	Salzgitter AG	211
		1,453
	Hong Kong - 0.8%
69	Clear Media Ltd.	53
18	Dah Sing Financial Group	112
201	Kingboard Laminates Holdings	82
		247
	India - 1.4%
75	Allahabad Bank Ltd.	111
25	Canara Bank Ltd.	107
13	Corp. Bank	59
205	Manappuram Finance Ltd.	53
14	Oil India Ltd.	105
		435
	Ireland - 1.5%
73	AER Lingus Group plc	139
11	CRH plc	279
7	Grafton Group plc	70
		488
	Israel - 0.4%
11	Orbotech Ltd. ●	136

	Italy - 5.5%
9	Ansaldo STS S.p.A.	96
13	Banca Popolare dell'Emilia Tomagna Scrl	124
16	Buzzi Unicem S.p.A.	272
15	Eni S.p.A.	380
10	Finmeccanica S.p.A.	70
48	Geox S.p.A.	132
83	Intesa Sanpaolo S.p.A.	207
30	Saras S.p.A. ●	37
31	Unicredit S.p.A.	236
24	Unione di Banche Italiane S.p.A	168
		1,722
	Japan - 31.5%
1	Adastria Holdings Co Ltd	67
6	AEON Delight Co., Ltd.	107
4	Alpha Systems, Inc.	48
14	Alpine Electronics, Inc.	165
8	Canon, Inc.	265
7	Cawachi Ltd.	124
13	Chubu Steel Plate Co., Ltd.	57
17	Daiichi Sankyo Co., Ltd.	323
10	Dai-Ichi Seiko Co., Ltd.	160
34	Dainippon Screen Manufacturing Co., Ltd.	195
7	Doshisha Co., Ltd.	107
5	DTS Corp.	91
30	Eighteenth (The) Bank Ltd.	69
6	Eisai Co., Ltd.	232
3	En-Japan, Inc.	65
6	Exedy Corp.	187
15	Fuji Machine Manufacturing Co.	134
12	Fujimi, Inc.	164
81	Fujitsu Ltd.	348
13	Funai Electric Co., Ltd.	137

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.5% - (continued)
	Japan - 31.5% - (continued)
12	Futaba Corp.	$172
6	Gendai Agency, Inc. ●	37
24	Higashi-Nippon Bank Ltd.	53
12	Hisaka Works Ltd.	108
11	Hitachi Chemical Co., Ltd.	175
14	Honeys Co., Ltd.	154
24	Hosiden Corp.	129
22	Inpex Corp.	259
5	Itochu Techno-Solutions Corp.	192
11	Japan Digital Laboratory Co., Ltd.	129
10	Keihin Corp.	170
10	Melco Holdings, Inc.	136
13	Mimasu Semiconductor Industry Co., Ltd.	113
5	Miraial Co., Ltd.	78
55	Mitsubishi UFJ Financial Group, Inc.	350
58	Mitsui Chemicals, Inc.	154
18	Mitsumi Electric Co., Ltd.	123
10	mixi, Inc.	114
16	Net One Systems Co., Ltd.	114
2	Nintendo Co., Ltd.	191
14	Nishimatsuya Chain Co., Ltd.	104
13	Nok Corp.	204
9	NSD Co., Ltd.	110
33	Oita Bank Ltd.	121
3	Ono Pharmaceutical Co., Ltd.	197
2	Pal Co., Ltd.	48
7	Proto Corp.	99
6	Rohm Co., Ltd.	250
7	Roland Corp.	88
22	Shin-Etsu Polymer Co., Ltd.	76
17	Shinkawa Ltd.	107
12	Shinko Electric Industries Co., Ltd.	105
11	Shionogi & Co., Ltd.	252
8	Star Micronics Co., Ltd.	81
43	Sumitomo Bakelite Co., Ltd.	155
7	Sumitomo Mitsui Financial Group, Inc.	324
23	T&D Holdings, Inc.	277
21	Tochigi (The) Bank Ltd.	80
6	Tokai Rika Co., Ltd.	131
16	Tokai Rubber Industries Ltd.	145
6	Tokyo Electron Ltd.	307
8	Tokyo Seimitsu Co., Ltd.	145
7	Toyota Boshoku Corp.	95
3	Tri-Stage, Inc.	36
14	Ushio, Inc.	174
6	XEBIO Co., Ltd.	134
23	Yamanashi (The) Chuo Bank Ltd.	97
5	Zuken, Inc.	38
		9,976
	Netherlands - 4.2%
13	Delta Lloyd N.V.	269
26	ING Groep N.V. ●	332
10	Koninklijke Philips N.V.	342
15	USG People N.V.	199
7	Wolters Kluwer N.V.	184
		1,326
	Norway - 0.7%
33	Storebrand ASA	211

	Portugal - 0.4%
86	Banco Espirito Santo S.A. ●	113

	South Africa - 0.4%
58	Raubex Group Ltd.	137

	South Korea - 1.6%
6	KB Financial Group, Inc.	225
4	Korea Telecom Corp.	145
3	Shinhan Financial Group Co., Ltd.	129
		499
	Spain - 2.1%
13	Almirall S.A.	195
28	Banco Popular Espanol	158
18	Telefonica S.A.	323
		676
	Switzerland - 5.2%
5	Adecco S.A.	350
3	Julius Baer Group Ltd.	165
17	Micronas Semiconductor Holding AG	138
2	Roche Holding AG	544
3	Swiss Re Ltd.	242
11	UBS AG	211
		1,650
	Taiwan - 1.3%
27	Asustek Computer, Inc.	206
240	Compal Electronics, Inc.	188
		394
	United Kingdom - 9.8%
11	AstraZeneca plc	604
59	Barclays Bank plc ADR	248
8	BG Group plc	154
107	BP plc	829
13	Catlin Group Ltd.	105
84	Hays plc	167
42	Home Retail Group	133
34	HSBC Holdings plc	373
26	Lonmin plc	135
16	Mothercare plc	100
51	SIG plc	170
33	Thomas Cook Group plc	77
		3,095
	Total common stocks
	(cost $27,330)	$30,206

	Total long-term investments
	(cost $27,330)	$30,206

SHORT-TERM INVESTMENTS - 4.4%
	Repurchase Agreements - 4.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $113, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $116)
$113	0.10%, 10/31/2013	$113

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
SHORT-TERM INVESTMENTS - 4.4% - (continued)
	Repurchase Agreements - 4.4% - (continued)
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $39, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $40)
$39	0.09%, 10/31/2013	$39
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $182, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $186)
182	0.08%, 10/31/2013	182
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $516,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$526)
516	0.09%, 10/31/2013	516
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $208, collateralized by FHLMC
2.50% - 7.50%, 2026 - 2043, FNMA 3.00%
- 7.00%, 2026 - 2043, GNMA 2.67% -
	5.00%, 2024 - 2048, value of $212)
208	0.12%, 10/31/2013	208
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $123, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $125)
123	0.09%, 10/31/2013	123
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $216, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $221)
216	0.10%, 10/31/2013	216
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $1, collateralized by U.S. Treasury Note 0.63%, 2017, value of $1)
1	0.09%, 10/31/2013	1
		1,398
	Total short-term investments
	(cost $1,398)	$1,398

Total investments
(cost $28,728) ▲	99.9%	$31,604
Other assets and liabilities	0.1%	31
Total net assets	100.0%	$31,635

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $28,914 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,074
Unrealized Depreciation	(384)
Net Unrealized Appreciation	$2,690

●	Non-income producing.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CHF	Buy	11/04/2013	CSFB	$43	$43	$–
EUR	Buy	11/01/2013	CBK	44	43	(1)
EUR	Buy	11/04/2013	CBK	101	100	(1)
EUR	Sell	11/05/2013	BOA	79	79	–
GBP	Buy	11/05/2013	BOA	83	83	–
GBP	Buy	11/04/2013	MSC	22	22	–
JPY	Sell	01/10/2014	BCLY	348	352	(4)
JPY	Sell	11/20/2013	SSG	438	437	1
JPY	Sell	02/14/2014	SSG	478	471	7
						$2

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
MSC	Morgan Stanley
SSG	State Street Global Markets LLC

Currency Abbreviations:
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Value Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$30,206	$2,566	$27,640	$–
Short-Term Investments	1,398	–	1,398	–
Total	$31,604	$2,566	$29,038	$–
Foreign Currency Contracts *	8	–	8	–
Total	$8	$–	$8	$–
Liabilities:
Foreign Currency Contracts *	6	–	6	–
Total	$6	$–	$6	$–

♦	For the year ended October 31, 2013, investments valued at $405 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Value Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $28,728)	$31,604
Cash	1
Foreign currency on deposit with custodian (cost $92)	92
Unrealized appreciation on foreign currency contracts	8
Receivables:
Investment securities sold	132
Fund shares sold	249
Dividends and interest	81
Other assets	53
Total assets	32,220
Liabilities:
Unrealized depreciation on foreign currency contracts	6
Payables:
Investment securities purchased	547
Fund shares redeemed	10
Investment management fees	5
Administrative fees	—
Distribution fees	1
Accrued expenses	16
Total liabilities	585
Net assets	$31,635
Summary of Net Assets:
Capital stock and paid-in-capital	$41,563
Distributions in excess of net investment income	(170)
Accumulated net realized loss	(12,639)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	2,881
Net assets	$31,635

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.22/$15.05
Shares outstanding	936
Net assets	$13,315
Class C: Net asset value per share	$14.11
Shares outstanding	184
Net assets	$2,604
Class I: Net asset value per share	$14.29
Shares outstanding	179
Net assets	$2,558
Class R3: Net asset value per share	$14.22
Shares outstanding	58
Net assets	$823
Class R4: Net asset value per share	$14.26
Shares outstanding	56
Net assets	$801
Class R5: Net asset value per share	$14.30
Shares outstanding	57
Net assets	$809
Class Y: Net asset value per share	$14.54
Shares outstanding	738
Net assets	$10,725

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Value Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$707
Interest	—
Less: Foreign tax withheld	(52)
Total investment income	655

Expenses:
Investment management fees	193
Administrative services fees
Class R3	1
Class R4	1
Class R5	1
Transfer agent fees
Class A	15
Class C	2
Class I	—
Class R3	—
Class R4	—
Class Y	—
Distribution fees
Class A	19
Class C	13
Class R3	4
Class R4	2
Custodian fees	6
Accounting services fees	4
Registration and filing fees	76
Board of Directors' fees	2
Audit fees	12
Other expenses	19
Total expenses (before waivers and fees paid indirectly)	370
Expense waivers	(111)
Commission recapture	(1)
Custodian fee offset	—
Total waivers and fees paid indirectly	(112)
Total expenses, net	258
Net Investment Income	397
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	6,712
Net realized loss on foreign currency contracts	(21)
Net realized gain on other foreign currency transactions	48
Net Realized Gain on Investments and Foreign Currency Transactions	6,739
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	153
Net unrealized depreciation of foreign currency contracts	(56)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	5
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	102
Net Gain on Investments and Foreign Currency Transactions	6,841
Net Increase in Net Assets Resulting from Operations	$7,238

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$397	$2,371
Net realized gain (loss) on investments and foreign currency transactions	6,739	(8,456)
Net unrealized appreciation of investments and foreign currency transactions	102	2,966
Net Increase (Decrease) in Net Assets Resulting from Operations	7,238	(3,119)
Distributions to Shareholders:
From net investment income
Class A	(347)	(26)
Class C	(68)	—
Class I	(50)	(6)
Class R3	(49)	(2)
Class R4	(49)	(4)
Class R5	(50)	(6)
Class Y	(2,222)	(1,516)
Total from net investment income	(2,835)	(1,560)
From tax return of capital
Class A	(37)	—
Class C	(7)	—
Class I	(6)	—
Class R3	(5)	—
Class R4	(5)	—
Class R5	(6)	—
Class Y	(239)	—
Total from tax return of capital	(305)	—
Total distributions	(3,140)	(1,560)
Capital Share Transactions:
Class A	7,495	294
Class C	1,415	(4)
Class I	1,713	(35)
Class R3	44	12
Class R4	55	4
Class R5	56	6
Class Y	(18,656)	(97,496)
Net decrease from capital share transactions	(7,878)	(97,219)
Net Decrease in Net Assets	(3,780)	(101,898)
Net Assets:
Beginning of period	35,415	137,313
End of period	$31,635	$35,415
Undistributed (distribution in excess of) net investment income	$(170)	$2,207

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Value Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford International Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the

13

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or

14

alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

15

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

16

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$8	$—	$—	$—	$—	$8
Total	$—	$8	$—	$—	$—	$—	$8

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$6	$—	$—	$—	$—	$6
Total	$—	$6	$—	$—	$—	$—	$6

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

17

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(21)	$—	$—	$—	$—	$(21)
Total	$—	$(21)	$—	$—	$—	$—	$(21)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(56)	$—	$—	$—	$—	$(56)
Total	$—	$(56)	$—	$—	$—	$—	$(56)

5.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

18

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$2,835	$1,560
Tax Return of Capital	305	—

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(12,620)
Unrealized Appreciation †	2,692
Total Accumulated Deficit	$(9,928)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$61
Accumulated Net Realized Gain (Loss)	(61)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

19

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$3,951
Total	$3,951

During the year ended October 31, 2013, the Fund utilized $4,292 of prior year short term capital loss carryforwards and $1,610 of prior year long term capital loss carryforwards.

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2019	$8,669
Total	$8,669

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

20

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

21

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $97 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	12%
Class C	30
Class I	32
Class R3	97
Class R4	100
Class R5	100
Class Y	11

22

9.	Investment Transactions:

For the year ended October 31, 2013, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$58,035
Sales Proceeds Excluding U.S. Government Obligations	69,004

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	675	33	(121)	587	90	2	(65)	27
Amount	$8,623	$382	$(1,510)	$7,495	$998	$26	$(730)	$294
Class C
Shares	107	6	(6)	107	10	—	(10)	—
Amount	$1,416	$75	$(76)	$1,415	$111	$—	$(115)	$(4)
Class I
Shares	123	5	(1)	127	—	1	(4)	(3)
Amount	$1,670	$56	$(13)	$1,713	$—	$6	$(41)	$(35)
Class R3
Shares	1	5	(2)	4	1	—	—	1
Amount	$10	$54	$(20)	$44	$10	$2	$—	$12
Class R4
Shares	—	5	—	5	—	—	—	—
Amount	$1	$54	$—	$55	$—	$4	$—	$4
Class R5
Shares	—	5	—	5	—	1	—	1
Amount	$—	$56	$—	$56	$—	$6	$—	$6
Class Y
Shares	890	211	(2,705)	(1,604)	984	143	(10,285)	(9,158)
Amount	$11,715	$2,461	$(32,832)	$(18,656)	$10,846	$1,516	$(109,858)	$(97,496)
Total
Shares	1,796	270	(2,835)	(769)	1,085	147	(10,364)	(9,132)
Amount	$23,435	$3,138	$(34,451)	$(7,878)	$11,965	$1,560	$(110,744)	$(97,219)

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

23

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

24

The Hartford International Value Fund
Financial Highlights

	- Selected Per-Share Data - (A)											- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income		Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$11.83	$0.21	$3.22	$3.43	$(1.04	)(D)	$–	$(1.04)	$14.22	30.95%		$13,315	1.91%		1.40%		1.67%
C	11.75	0.12	3.20	3.32	(0.96	)(E)	–	(0.96)	14.11	30.00		2,604	2.57		2.11		0.91
I	11.89	0.25	3.24	3.49	(1.09	)(F)	–	(1.09)	14.29	31.36		2,558	1.48		1.02		1.93
R3	11.83	0.21	3.20	3.41	(1.02	)(D)	–	(1.02)	14.22	30.67		823	2.17		1.60		1.63
R4	11.86	0.24	3.21	3.45	(1.05	)(D)	–	(1.05)	14.26	31.06		801	1.86		1.30		1.93
R5	11.89	0.28	3.22	3.50	(1.09	)(F)	–	(1.09)	14.30	31.44		809	1.56		1.00		2.23
Y	11.91	0.23	3.50	3.73	(1.10	)(F)	–	(1.10)	14.54	33.53		10,725	1.27		0.81		1.86

For the Year Ended October 31, 2012
A	$11.28	$0.18	$0.45	$0.63	$(0.08)		$–	$(0.08)	$11.83	5.68%		$4,126	1.57%		1.40%		1.64%
C	11.19	0.10	0.46	0.56	–		–	–	11.75	5.00		901	2.18		2.09		0.94
I	11.32	0.23	0.45	0.68	(0.11)		–	(0.11)	11.89	6.14		615	1.09		1.00		2.02
R3	11.26	0.16	0.45	0.61	(0.04)		–	(0.04)	11.83	5.47		641	1.80		1.60		1.41
R4	11.29	0.19	0.46	0.65	(0.08)		–	(0.08)	11.86	5.80		611	1.49		1.30		1.72
R5	11.32	0.23	0.45	0.68	(0.11)		–	(0.11)	11.89	6.15		615	1.19		1.00		2.02
Y	11.34	0.28	0.42	0.70	(0.13)		–	(0.13)	11.91	6.32		27,906	1.01		0.92		2.50

For the Year Ended October 31, 2011
A	$11.82	$0.18	$(0.45)	$(0.27)	$(0.02)		$(0.25)	$(0.27)	$11.28	(2.37)%		$3,629	1.69%		1.34%		1.50%
C	11.79	0.09	(0.44)	(0.35)	–		(0.25)	(0.25)	11.19	(3.10)		859	2.37		2.02		0.74
I	11.84	0.22	(0.45)	(0.23)	(0.04)		(0.25)	(0.29)	11.32	(2.07)		621	1.34		1.00		1.85
R3	11.81	0.15	(0.45)	(0.30)	–		(0.25)	(0.25)	11.26	(2.67)		597	2.05		1.60		1.22
R4	11.82	0.18	(0.45)	(0.27)	(0.01)		(0.25)	(0.26)	11.29	(2.34)		577	1.74		1.30		1.52
R5	11.84	0.22	(0.46)	(0.24)	(0.03)		(0.25)	(0.28)	11.32	(2.09)		580	1.44		1.00		1.82
Y	11.84	0.20	(0.41)	(0.21)	(0.04)		(0.25)	(0.29)	11.34	(1.90)		130,450	1.10		0.76		1.70

From May 28, 2010 (commencement of operations), through October 31, 2010 (G)
A(H)	$10.00	$0.02	$1.80	$1.82	$–		$–	$–	$11.82	18.20	%(I)	$1,765	3.05	%(J)	1.27	%(J)	0.50	%(J)
C(H)	10.00	(0.01)	1.80	1.79	–		–	–	11.79	17.90	(I)	695	3.76	(J)	1.98	(J)	(0.28)	(J)
I(H)	10.00	0.03	1.81	1.84	–		–	–	11.84	18.40	(I)	601	2.75	(J)	0.97	(J)	0.67	(J)
R3(H)	10.00	–	1.81	1.81	–		–	–	11.81	18.10	(I)	609	3.45	(J)	1.62	(J)	0.02	(J)
R4(H)	10.00	0.01	1.81	1.82	–		–	–	11.82	18.20	(I)	591	3.15	(J)	1.32	(J)	0.33	(J)
R5(H)	10.00	0.03	1.81	1.84	–		–	–	11.84	18.40	(I)	592	2.85	(J)	1.02	(J)	0.63	(J)
Y(H)	10.00	0.03	1.81	1.84	–		–	–	11.84	18.40	(I)	1,777	2.75	(J)	0.97	(J)	0.68	(J)

See Portfolio Turnover information on the next page.

25

The Hartford International Value Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	The impact of Distributions from Capital was ($0.10).
(E)	The impact of Distributions from Capital was ($0.09).
(F)	The impact of Distributions from Capital was ($0.11).
(G)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(H)	Commenced operations on May 28, 2010.
(I)	Not annualized.
(J)	Annualized.

Portfolio Turnover
Rate for
All Share Classes
For the Year Ended October 31, 2013	253%
For the Year Ended October 31, 2012	137
For the Year Ended October 31, 2011	112
From May 28, 2010 (commencement of operations), through October 31, 2010	47

26

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

27

The Hartford International Value Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

28

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

29

The Hartford International Value Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford International Value Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

31

The Hartford International Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,098.90	$7.41	$1,000.00	$1,018.14	$7.13	1.40%	184	365
Class C	$1,000.00	$1,094.60	$11.12	$1,000.00	$1,014.58	$10.70	2.11	184	365
Class I	$1,000.00	$1,100.90	$5.34	$1,000.00	$1,020.12	$5.14	1.01	184	365
Class R3	$1,000.00	$1,098.10	$8.47	$1,000.00	$1,017.14	$8.14	1.60	184	365
Class R4	$1,000.00	$1,099.50	$6.88	$1,000.00	$1,018.65	$6.62	1.30	184	365
Class R5	$1,000.00	$1,101.70	$5.30	$1,000.00	$1,020.16	$5.09	1.00	184	365
Class Y	$1,000.00	$1,107.40	$4.73	$1,000.00	$1,020.71	$4.54	0.89	184	365

32

The Hartford International Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford International Value Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

33

The Hartford International Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

34

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

35

The Hartford International Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

36

The Hartford International Value Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

37

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-IV13 12/13 113990-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD MIDCAP FUND 2013 Annual Report

The Hartford MidCap Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford MidCap Fund inception 12/31/1997

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
MidCap A#	34.17%	16.68%	10.16%
MidCap A##	26.79%	15.37%	9.54%
MidCap B#	33.01%	15.73%	9.48%*
MidCap B##	28.01%	15.50%	9.48%*
MidCap C#	33.21%	15.88%	9.42%
MidCap C##	32.21%	15.88%	9.42%
MidCap I#	34.48%	17.00%	10.31%
MidCap R3#	33.80%	16.50%	10.33%
MidCap R4#	34.24%	16.82%	10.48%
MidCap R5#	34.60%	17.13%	10.63%
MidCap Y#	34.73%	17.23%	10.67%
S&P MidCap 400 Index	33.48%	19.63%	10.44%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford MidCap Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
MidCap Class A	1.23%	1.23%
MidCap Class B	2.08%	2.16%
MidCap Class C	1.93%	1.93%
MidCap Class I	0.99%	0.99%
MidCap Class R3	1.49%	1.49%
MidCap Class R4	1.18%	1.18%
MidCap Class R5	0.88%	0.88%
MidCap Class Y	0.78%	0.78%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Philip W. Ruedi, CFA	Mark A. Whitaker, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford MidCap Fund returned 34.17%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 33.48% for the same period. The Fund also outperformed the 33.1% average return of the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite clear signs of political dysfunction in Washington, U.S. equities surged during the period (+27%) and reached a new all-time high during October 2013 (as measured by the S&P 500 Index). From its closing low on March 9, 2009, the S&P 500 ended October 2013 up over 159%. There have been a few hiccups during the rally, including in August 2013, where U.S. stocks suffered their worst month of the year amid heightened geopolitical risks stemming from the widening conflict in Syria. In September, the Federal Open Market Committee’s decision to leave the pace of its monthly asset purchases unchanged at $85 billion surprised many investors and contributed to the burgeoning risk appetites among many market participants. This continued highly accommodative monetary policy, along with solid earnings results and an upward trending housing market, overshadowed the 16-day government shutdown and near breach of the U.S. debt ceiling. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Investors also cheered the nomination of Janet Yellen to become the next head of the U.S. Federal Reserve (Fed); she is widely viewed as more likely to maintain the Fed’s current monetary policy than outgoing chairman Ben Bernanke.

Mid cap stocks (+33%) outperformed large cap stocks (+27%) but underperformed small cap stocks (+36%) during the period, as measured by the S&P MidCap 400, S&P 500, and Russell 2000 Indices, respectively. Growth stocks (+38%) outpaced Value stocks (+33%) during the period, as measured by the Russell 2500 Growth and Russell 2500 Value Indices. Within the S&P MidCap 400 Index, all ten sectors posted positive returns. The Consumer Staples (+49%), Health Care (+46%), and Industrials (+44%) sectors performed best. The Utilities (+25%), Telecommunication Services (+25%), and Materials (+26%) sectors lagged the broader index.

Sector allocation, a result of our bottom-up stock selection process, was the main driver of relative outperformance during the period, primarily due to an overweight allocation to Health Care and an underweight in Financials. Unfavorable security selection within Energy, Consumer Staples, and Industrials was nearly entirely offset by strong stock selection within Health Care, Consumer Discretionary, and Financials

Top contributors to absolute and relative performance included Trip Advisor (Consumer Discretionary), Actavis (Health Care), and Manpowergroup (Industrials). Internet travel site Trip Advisor’s shares rose based on favorable earnings results owed to higher click-through advertising revenue and search engine improvement. Actavis is a global, integrated specialty pharmaceutical company and the third largest generics producer. Shares moved higher after Valeant Pharmaceuticals initiated merger discussions with the company. Management rejected the offer but completed a merger agreement with Warner-Chilcott. Shares of Manpowergroup, a temporary staffing firm, moved higher

3

The Hartford MidCap Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

during the period based on an improving European outlook and rising expectations for demand for the company's services.

Top relative detractors included Weight Watchers (Consumer Discretionary), Genpact (Information Technology), and Newfield Exploration (Energy). Weight Watchers is a global-branded consumer company and provider of weight management services. Shares declined after the company lowered its earnings per share guidance to a range more in line with analysts’ estimates. Shares of Genpact, a business process outsourcing services provider, gained but underperformed the broader market due to muted expectations for business spending, thus contributing negatively to relative performance. Shares of Newfield Exploration, a U.S.-based oil & gas exploration and production company, fell due to declining international production volumes. In addition, Herbalife was among the Fund’s top absolute detractors for the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

At the end of the period, we continued to favor non-residential construction, trucking, and transaction processing. In non-residential construction, we maintained positions in Trimble (GPS mapping services for farming and construction applications) and Autodesk (building design software). We believe pent-up demand should continue to drive revenue growth for truck and parts manufacturing companies as customers seek to rebuild aging fleets. Among transaction processors, we believe the business models provide stable growth as businesses seek to manage expenses and control cost drivers.

At the end of the period our largest overweights were in the Health Care, Information Technology, and Industrials sectors, while our largest underweights were in Financials, Materials, and Utilities, relative to the benchmark.

Diversification by Sector
as of October 31, 2013
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.6%
Consumer Staples	2.3
Energy	9.5
Financials	12.4
Health Care	18.4
Industrials	19.8
Information Technology	19.2
Materials	2.1
Utilities	2.1
Total	99.4%
Short-Term Investments	0.4
Other Assets and Liabilities	0.2
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford MidCap Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.4%
	Automobiles and Components - 2.9%
1,804	Allison Transmission Holdings, Inc.	$43,926
1,008	Harley-Davidson, Inc.	64,557
		108,483
	Banks - 3.8%
230	Cullen/Frost Bankers, Inc.	16,252
486	East West Bancorp, Inc.	16,372
780	First Republic Bank	39,824
619	M&T Bank Corp.	69,669
		142,117
	Capital Goods - 8.8%
632	IDEX Corp.	43,675
910	Jacobs Engineering Group, Inc. ●	55,343
933	Lennox International, Inc.	72,828
622	MSC Industrial Direct Co., Inc.	47,500
816	PACCAR, Inc.	45,391
423	Pall Corp.	34,074
336	Wabco Holdings, Inc. ●	28,774
		327,585
	Commercial and Professional Services - 8.1%
576	Clean Harbors, Inc. ●	35,568
1,199	Equifax, Inc. ●	77,510
769	Manpowergroup, Inc.	60,054
1,795	Robert Half International, Inc.	69,175
1,389	Waste Connections, Inc.	59,386
		301,693
	Consumer Durables and Apparel - 1.4%
58	NVR, Inc. ●	53,058

	Diversified Financials - 4.4%
381	Greenhill & Co., Inc.	19,538
684	Invesco Ltd.	23,070
469	Moody's Corp.	33,145
1,691	SEI Investments Co.	56,136
396	T. Rowe Price Group, Inc.	30,635
		162,524
	Energy - 9.5%
119	Atwood Oceanics, Inc. ●	6,323
572	Cabot Oil & Gas Corp.	20,214
1,904	Cobalt International Energy, Inc. ●	44,200
1,020	Consol Energy, Inc.	37,218
1,569	Denbury Resources, Inc. ●	29,803
109	Energen Corp.	8,550
427	EQT Corp.	36,517
407	Oceaneering International, Inc.	34,957
1,295	Patterson-UTI Energy, Inc.	31,429
103	Pioneer Natural Resources Co.	21,143
504	Range Resources Corp.	38,120
1,690	Superior Energy Services, Inc. ●	45,352
		353,826
	Food and Staples Retailing - 0.6%
204	PriceSmart, Inc.	23,243

	Food, Beverage and Tobacco - 1.7%
656	Molson Coors Brewing Co.	35,411
474	Monster Beverage Corp. ●	27,149
		62,560
	Health Care Equipment and Services - 5.2%
2,546	Allscripts Healthcare Solutions, Inc. ●	35,204
595	Community Health Systems, Inc.	25,951
423	LifePoint Hospitals, Inc. ●	21,821
1,043	Patterson Cos., Inc.	44,356
421	Sirona Dental Systems, Inc. ●	30,421
422	Universal Health Services, Inc. Class B	34,036
		191,789
	Insurance - 4.2%
118	Alleghany Corp. ●	47,710
70	Fairfax Financial Holdings Ltd.	30,586
92	Markel Corp. ●	48,819
688	W.R. Berkley Corp.	30,204
		157,319
	Materials - 2.1%
551	Packaging Corp. of America	34,314
128	Sherwin-Williams Co.	23,974
428	Silgan Holdings, Inc.	19,279
		77,567
	Media - 2.1%
416	AMC Networks, Inc. Class A ●	29,137
920	DreamWorks Animation SKG, Inc. ●	31,508
709	Pandora Media, Inc. ●	17,812
		78,457
	Pharmaceuticals, Biotechnology and Life Sciences - 13.2%
618	Actavis plc ●	95,474
1,734	Alkermes plc ●	61,022
304	Alnylam Pharmaceuticals, Inc. ●	17,500
715	Cubist Pharmaceuticals, Inc. ●	44,303
361	Illumina, Inc. ●	33,758
1,106	Incyte Corp. ●	43,134
1,394	Ironwood Pharmaceuticals, Inc. ●	13,399
122	Medivation, Inc. ●	7,331
1,887	Mylan, Inc. ●	71,469
408	Salix Pharmaceuticals Ltd. ●	29,250
512	Vertex Pharmaceuticals, Inc. ●	36,544
384	Waters Corp. ●	38,730
		491,914
	Retailing - 7.2%
756	Advance Automotive Parts, Inc.	74,942
1,064	CarMax, Inc. ●	49,999
1,038	HomeAway, Inc. ●	30,765
587	Joseph A. Bank Clothiers, Inc. ●	28,173
239	Tiffany & Co.	18,957
794	TripAdvisor, Inc. ●	65,698
		268,534
	Semiconductors and Semiconductor Equipment - 2.5%
1,396	Maxim Integrated Products, Inc.	41,453
1,250	NXP Semiconductors N.V. ●	52,661
		94,114
	Software and Services - 12.7%
566	Akamai Technologies, Inc. ●	25,333
404	ANSYS, Inc. ●	35,312
882	Autodesk, Inc. ●	35,205
230	Factset Research Systems, Inc.	25,046
348	Gartner, Inc. Class A ●	20,494
4,302	Genpact Ltd. ●	85,310
492	Informatica Corp. ●	19,004
815	Micros Systems, Inc. ●	44,200
428	Teradata Corp. ●	18,851
2,377	Vantiv, Inc. ●	65,361
562	VeriSign, Inc. ●	30,521

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.4% - (continued)
	Software and Services - 12.7% - (continued)
496	WEX, Inc. ●		$46,279
288	Yelp, Inc. ●		19,479
			470,395
	Technology Hardware and Equipment - 4.0%
435	Amphenol Corp. Class A		34,945
209	FEI Co.		18,642
1,315	National Instruments Corp.		38,199
1,944	Trimble Navigation Ltd. ●		55,552
			147,338
	Transportation - 2.9%
1,115	Expeditors International of Washington, Inc.		50,504
270	Genesee & Wyoming, Inc. Class A ●		26,936
389	J.B. Hunt Transport Services, Inc.		29,169
			106,609
	Utilities - 2.1%
341	Northeast Utilities		14,607
1,136	UGI Corp.		46,976
423	Wisconsin Energy Corp.		17,805
			79,388
	Total common stocks
	(cost $2,746,111)		$3,698,513

	Total long-term investments
	(cost $2,746,111)		$3,698,513

SHORT-TERM INVESTMENTS - 0.4%
Repurchase Agreements - 0.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,236, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $1,261)
$1,236	0.10%, 10/31/2013		$1,236
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $428, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $436)
427	0.09%, 10/31/2013		427
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,983, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $2,022)
1,982	0.08%, 10/31/2013		1,982
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $5,622,
collateralized by U.S. Treasury Bill 0.01%
- 0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$5,734)
5,622	0.09%, 10/31/2013		5,622
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $2,267,
collateralized by FHLMC 2.50% - 7.50%,
2026 - 2043, FNMA 3.00% - 7.00%, 2026
- 2043, GNMA 2.67% - 5.00%, 2024 -
	2048, value of $2,312)
2,267	0.12%, 10/31/2013		2,267
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,338, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $1,365)
1,338	0.09%, 10/31/2013		1,338
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $2,355, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $2,406)
2,355	0.10%, 10/31/2013		2,355
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $12, collateralized by U.S. Treasury Note 0.63%, 2017, value of $12)
12	0.09%, 10/31/2013		12
			15,239
	Total short-term investments
	(cost $15,239)		$15,239

	Total investments
	(cost $2,761,350) ▲	99.8%	$3,713,752
	Other assets and liabilities	0.2%	8,037
	Total net assets	100.0%	$3,721,789

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $2,770,284 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$977,106
Unrealized Depreciation	(33,638)
Net Unrealized Appreciation	$943,468

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$3,698,513	$3,698,513	$–	$–
Short-Term Investments	15,239	–	15,239	–
Total	$3,713,752	$3,698,513	$15,239	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,761,350)	$3,713,752
Cash	1
Receivables:
Investment securities sold	24,811
Fund shares sold	7,015
Dividends and interest	283
Other assets	87
Total assets	3,745,949
Liabilities:
Payables:
Investment securities purchased	19,274
Fund shares redeemed	3,583
Investment management fees	520
Administrative fees	6
Distribution fees	195
Accrued expenses	582
Total liabilities	24,160
Net assets	$3,721,789
Summary of Net Assets:
Capital stock and paid-in-capital	$2,493,189
Distributions in excess of net investment income	(4,084)
Accumulated net realized gain	280,282
Unrealized appreciation of investments	952,402
Net assets	$3,721,789

Shares authorized	760,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$25.67/$27.16
Shares outstanding	71,956
Net assets	$1,847,041
Class B: Net asset value per share	$20.88
Shares outstanding	1,592
Net assets	$33,232
Class C: Net asset value per share	$21.30
Shares outstanding	22,280
Net assets	$474,663
Class I: Net asset value per share	$25.95
Shares outstanding	10,712
Net assets	$277,953
Class R3: Net asset value per share	$28.03
Shares outstanding	1,706
Net assets	$47,837
Class R4: Net asset value per share	$28.47
Shares outstanding	2,726
Net assets	$77,603
Class R5: Net asset value per share	$28.69
Shares outstanding	3,178
Net assets	$91,163
Class Y: Net asset value per share	$28.77
Shares outstanding	30,315
Net assets	$872,297

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$34,863
Interest	14
Total investment income	34,877

Expenses:
Investment management fees	24,222
Administrative services fees
Class R3	84
Class R4	98
Class R5	80
Transfer agent fees
Class A	3,026
Class B	110
Class C	589
Class I	456
Class R3	5
Class R4	3
Class R5	2
Class Y	13
Distribution fees
Class A	4,184
Class B	321
Class C	4,210
Class R3	211
Class R4	163
Custodian fees	14
Accounting services fees	398
Registration and filing fees	159
Board of Directors' fees	74
Audit fees	28
Other expenses	523
Total expenses (before waivers and fees paid indirectly)	38,973
Transfer agent fee waivers	(14)
Commission recapture	(63)
Custodian fee offset	—
Total waivers and fees paid indirectly	(77)
Total expenses, net	38,896
Net Investment Loss	(4,019)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	293,196
Net realized gain on foreign currency contracts	31
Net realized loss on other foreign currency transactions	(33)
Net Realized Gain on Investments and Foreign Currency Transactions	293,194
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	677,846
Net Changes in Unrealized Appreciation of Investments	677,846
Net Gain on Investments and Foreign Currency Transactions	971,040
Net Increase in Net Assets Resulting from Operations	$967,021

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income (loss)	$(4,019)	$8,471
Net realized gain on investments and foreign currency transactions	293,194	197,478
Net unrealized appreciation of investments	677,846	190,705
Net Increase in Net Assets Resulting from Operations	967,021	396,654
Distributions to Shareholders:
From net investment income
Class A	(608)	—
Class I	(578)	(689)
Class R4	(2)	—
Class R5	(235)	(251)
Class Y	(2,944)	(3,044)
Total from net investment income	(4,367)	(3,984)
From net realized gain on investments
Class A	(96,210)	(206,662)
Class B	(2,311)	(5,982)
Class C	(28,184)	(57,289)
Class I	(13,170)	(36,775)
Class R3	(2,175)	(4,405)
Class R4	(3,216)	(7,343)
Class R5	(3,729)	(8,057)
Class Y	(36,780)	(73,685)
Total from net realized gain on investments	(185,775)	(400,198)
Total distributions	(190,142)	(404,182)
Capital Share Transactions:
Class A	(80,718)	(217,181)
Class B	(4,400)	(11,908)
Class C	2,588	(31,941)
Class I	7,819	(105,004)
Class R3	82	(2,613)
Class R4	3,947	(8,387)
Class R5	5,419	(8,335)
Class Y	45,181	(44,541)
Net decrease from capital share transactions	(20,082)	(429,910)
Net Increase (Decrease) in Net Assets	756,797	(437,438)
Net Assets:
Beginning of period	2,964,992	3,402,430
End of period	$3,721,789	$2,964,992
Undistributed (distribution in excess of) net investment income	$(4,084)	$4,366

The accompanying notes are an integral part of these financial statements.

11

The Hartford MidCap Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford MidCap Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the

12

close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure,

13

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

14

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

15

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2013.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$31	$—	$—	$—	$—	$31
Total	$—	$31	$—	$—	$—	$—	$31

5.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to

16

wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$4,331	$3,982
Long-Term Capital Gains ‡	185,811	400,200

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$35,485
Undistributed Long-Term Capital Gain	253,731
Accumulated Capital Losses	(4,084)
Unrealized Appreciation *	943,468
Total Accumulated Earnings	$1,228,600

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(64)
Accumulated Net Realized Gain (Loss)	64

17

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

As of October 31, 2013, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$4,084

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

18

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.37%	NA	NA	1.12%	1.50%	1.20%	0.90%	NA

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.20%
Class B	2.06
Class C	1.90
Class I	0.96
Class R3	1.48
Class R4	1.17
Class R5	0.87
Class Y	0.77

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $2,514 and contingent deferred sales charges of $45 from the Fund.

19

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,241,766
Sales Proceeds Excluding U.S. Government Obligations	1,465,717

20

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	7,012	4,997	(15,207)	(3,198)	6,151	11,934	(27,775)	(9,690)
Amount	$157,694	$95,264	$(333,676)	$(80,718)	$118,891	$202,047	$(538,119)	$(217,181)
Class B
Shares	56	145	(421)	(220)	87	407	(1,173)	(679)
Amount	$1,008	$2,262	$(7,670)	$(4,400)	$1,408	$5,770	$(19,086)	$(11,908)
Class C
Shares	2,564	1,671	(3,953)	282	1,782	3,679	(6,926)	(1,465)
Amount	$48,353	$26,598	$(72,363)	$2,588	$29,021	$53,050	$(114,012)	$(31,941)
Class I
Shares	2,631	643	(2,921)	353	2,391	1,921	(9,489)	(5,177)
Amount	$60,544	$12,414	$(65,139)	$7,819	$46,791	$32,888	$(184,683)	$(105,004)
Class R3
Shares	522	102	(616)	8	514	235	(857)	(108)
Amount	$12,692	$2,140	$(14,750)	$82	$10,918	$4,346	$(17,877)	$(2,613)
Class R4
Shares	1,033	151	(1,025)	159	890	389	(1,627)	(348)
Amount	$26,004	$3,184	$(25,241)	$3,947	$19,030	$7,259	$(34,676)	$(8,387)
Class R5
Shares	885	177	(795)	267	762	425	(1,507)	(320)
Amount	$21,928	$3,778	$(20,287)	$5,419	$16,556	$7,997	$(32,888)	$(8,335)
Class Y
Shares	7,932	1,708	(7,546)	2,094	4,909	3,476	(10,038)	(1,653)
Amount	$198,979	$36,553	$(190,351)	$45,181	$105,591	$65,645	$(215,777)	$(44,541)
Total
Shares	22,635	9,594	(32,484)	(255)	17,486	22,466	(59,392)	(19,440)
Amount	$527,202	$182,193	$(729,477)	$(20,082)	$348,206	$379,002	$(1,157,118)	$(429,910)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	79	$ 1,773
For the Year Ended October 31, 2012	242	$ 4,733

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

21

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

22

The Hartford MidCap Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(C)	Ratio of Expenses to Average Net Assets After Adjustments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$20.44	$(0.03)	$6.56	$6.53	$–	$(1.30)	$(1.30)	$25.67	34.17%	$1,847,041	1.20%	1.20%	(0.14)%
B	17.00	(0.18)	5.36	5.18	–	(1.30)	(1.30)	20.88	33.01	33,232	2.11	2.07	(1.00)
C	17.29	(0.16)	5.47	5.31	–	(1.30)	(1.30)	21.30	33.21	474,663	1.91	1.91	(0.85)
I	20.65	0.02	6.63	6.65	(0.05)	(1.30)	(1.35)	25.95	34.48	277,953	0.96	0.96	0.09
R3	22.25	(0.10)	7.18	7.08	–	(1.30)	(1.30)	28.03	33.80	47,837	1.48	1.48	(0.43)
R4	22.51	(0.03)	7.29	7.26	–	(1.30)	(1.30)	28.47	34.24	77,603	1.17	1.17	(0.13)
R5	22.69	0.04	7.33	7.37	(0.07)	(1.30)	(1.37)	28.69	34.60	91,163	0.87	0.87	0.17
Y	22.75	0.07	7.34	7.41	(0.09)	(1.30)	(1.39)	28.77	34.73	872,297	0.77	0.77	0.28

For the Year Ended October 31, 2012
A	$20.67	$0.05	$2.22	$2.27	$–	$(2.50)	$(2.50)	$20.44	13.47%	$1,536,203	1.23%	1.23%	0.25%
B	17.77	(0.10)	1.83	1.73	–	(2.50)	(2.50)	17.00	12.50	30,803	2.16	2.08	(0.62)
C	18.01	(0.08)	1.86	1.78	–	(2.50)	(2.50)	17.29	12.63	380,413	1.93	1.93	(0.45)
I	20.85	0.09	2.25	2.34	(0.04)	(2.50)	(2.54)	20.65	13.78	213,875	0.99	0.99	0.48
R3	22.32	–	2.43	2.43	–	(2.50)	(2.50)	22.25	13.16	37,776	1.49	1.49	(0.01)
R4	22.49	0.06	2.46	2.52	–	(2.50)	(2.50)	22.51	13.50	57,799	1.18	1.18	0.29
R5	22.66	0.13	2.47	2.60	(0.07)	(2.50)	(2.57)	22.69	13.85	66,039	0.88	0.88	0.59
Y	22.71	0.15	2.48	2.63	(0.09)	(2.50)	(2.59)	22.75	13.98	642,084	0.78	0.78	0.70

For the Year Ended October 31, 2011
A	$20.16	$0.02	$0.49	$0.51	$–	$–	$–	$20.67	2.53%	$1,754,028	1.21%	1.21%	0.09%
B	17.48	(0.14)	0.43	0.29	–	–	–	17.77	1.66	44,266	2.06	2.06	(0.72)
C	17.68	(0.12)	0.45	0.33	–	–	–	18.01	1.87	422,515	1.91	1.91	(0.63)
I	20.28	0.09	0.48	0.57	–	–	–	20.85	2.81	324,002	0.92	0.92	0.40
R3	21.82	(0.05)	0.55	0.50	–	–	–	22.32	2.29	40,311	1.48	1.48	(0.23)
R4	21.92	0.02	0.55	0.57	–	–	–	22.49	2.60	65,550	1.18	1.18	0.07
R5	22.02	0.09	0.55	0.64	–	–	–	22.66	2.91	73,192	0.87	0.87	0.38
Y	22.05	0.12	0.54	0.66	–	–	–	22.71	2.99	678,566	0.77	0.77	0.50

For the Year Ended October 31, 2010
A	$16.20	$(0.04)	$4.00	$3.96	$–	$–	$–	$20.16	24.44%	$2,275,785	1.25%	1.25%	(0.24)%
B	14.16	(0.17)	3.49	3.32	–	–	–	17.48	23.45	108,330	2.05	2.05	(1.03)
C	14.30	(0.15)	3.53	3.38	–	–	–	17.68	23.64	448,592	1.93	1.93	(0.92)
I	16.25	–	4.03	4.03	–	–	–	20.28	24.80	541,255	0.96	0.96	0.01
R3	17.58	(0.11)	4.35	4.24	–	–	–	21.82	24.12	22,038	1.49	1.49	(0.57)
R4	17.60	(0.04)	4.36	4.32	–	–	–	21.92	24.55	41,422	1.18	1.18	(0.23)
R5	17.62	0.01	4.39	4.40	–	–	–	22.02	24.97	47,915	0.88	0.88	0.05
Y	17.63	0.05	4.37	4.42	–	–	–	22.05	25.07	556,046	0.78	0.78	0.23

See Portfolio Turnover information on the next page.

23

The Hartford MidCap Fund
Financial Highlights – (continued)

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(C)		Ratio of Expenses to Average Net Assets After Adjustments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009
A	$14.55	$(0.02)	$1.67	$1.65	$–	$–	$–	$16.20	11.34%		$1,718,214	1.36%		1.36%		(0.14)%
B	12.81	(0.11)	1.46	1.35	–	–	–	14.16	10.54		137,032	2.17		2.11		(0.85)
C	12.93	(0.10)	1.47	1.37	–	–	–	14.30	10.60		353,413	2.01		2.01		(0.80)
I(D)	12.12	(0.01)	4.14	4.13	–	–	–	16.25	34.08	(E)	111,661	1.03	(F)	1.03	(F)	(0.07	)(F)
R3(G)	15.90	(0.05)	1.73	1.68	–	–	–	17.58	10.57	(E)	638	1.50	(F)	1.50	(F)	(0.70	)(F)
R4(G)	15.90	(0.02)	1.72	1.70	–	–	–	17.60	10.69	(E)	3,354	1.18	(F)	1.18	(F)	(0.28	)(F)
R5(G)	15.90	–	1.72	1.72	–	–	–	17.62	10.82	(E)	693	0.88	(F)	0.88	(F)	(0.01	)(F)
Y	15.75	0.06	1.82	1.88	–	–	–	17.63	11.94		242,996	0.81		0.81		0.39

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Commenced operations on February 27, 2009.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on May 29, 2009.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	38%
For the Year Ended October 31, 2012	45
For the Year Ended October 31, 2011	70
For the Year Ended October 31, 2010	56
For the Year Ended October 31, 2009	91

24

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford MidCap Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford MidCap Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 18, 2013

25

The Hartford MidCap Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

26

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

27

The Hartford MidCap Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford MidCap Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

29

The Hartford MidCap Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,140.90	$6.39	$1,000.00	$1,019.24	$6.02	1.18%	184	365
Class B	$1,000.00	$1,136.00	$11.14	$1,000.00	$1,014.77	$10.51	2.07	184	365
Class C	$1,000.00	$1,136.60	$10.21	$1,000.00	$1,015.64	$9.64	1.90	184	365
Class I	$1,000.00	$1,142.20	$5.07	$1,000.00	$1,020.47	$4.78	0.94	184	365
Class R3	$1,000.00	$1,139.00	$7.95	$1,000.00	$1,017.77	$7.50	1.47	184	365
Class R4	$1,000.00	$1,141.10	$6.30	$1,000.00	$1,019.32	$5.94	1.17	184	365
Class R5	$1,000.00	$1,142.60	$4.67	$1,000.00	$1,020.85	$4.41	0.86	184	365
Class Y	$1,000.00	$1,143.00	$4.13	$1,000.00	$1,021.35	$3.90	0.76	184	365

30

The Hartford MidCap Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford MidCap Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

31

The Hartford MidCap Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

32

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

33

The Hartford MidCap Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford MidCap Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

35

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-MC13 12/13 113991-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD MIDCAP VALUE FUND 2013 Annual Report

The Hartford MidCap Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford MidCap Value Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
MidCap Value A#	32.01%	20.74%	9.49%
MidCap Value A##	24.75%	19.38%	8.87%
MidCap Value B#	30.96%	19.88%	8.88%*
MidCap Value B##	25.96%	19.69%	8.88%*
MidCap Value C#	31.07%	19.86%	8.69%
MidCap Value C##	30.07%	19.86%	8.69%
MidCap Value I#	32.49%	21.05%	9.63%
MidCap Value R3#	31.68%	20.73%	9.73%
MidCap Value R4#	32.11%	20.97%	9.84%
MidCap Value R5#	32.46%	21.21%	9.95%
MidCap Value Y#	32.64%	21.29%	9.98%
Russell 2500 Value Index	33.35%	17.27%	9.66%
Russell Midcap Value Index	33.45%	18.85%	10.62%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.)

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford MidCap Value Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Value Class A	1.35%	1.38%
MidCap Value Class B	2.10%	2.38%
MidCap Value Class C	2.06%	2.06%
MidCap Value Class I	1.00%	1.00%
MidCap Value Class R3	1.55%	1.55%
MidCap Value Class R4	1.25%	1.25%
MidCap Value Class R5	0.95%	0.96%
MidCap Value Class Y	0.84%	0.84%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
James N. Mordy
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford MidCap Value Fund returned 32.01%, before sales charge, for the twelve-month period ended October 31, 2013, underperforming the Fund’s benchmark, the Russell 2500 Value Index, which returned 33.35% for the same period. The Fund also underperformed the 35.46% average return of the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite clear signs of political dysfunction in Washington, U.S. equities surged during the period (+27%) and reached a new all-time high during October (as measured by the S&P 500 Index). From its closing low on March 9, 2009, the S&P 500 ended October 2013 up over 159%. There have been a few hiccups during the rally, including in August 2013, where U.S. stocks suffered their worst month of the year amid heightened geopolitical risks stemming from the widening conflict in Syria. In September, the Federal Open Market Committee’s decision to leave the pace of its monthly asset purchases unchanged at $85 billion surprised many investors and contributed to the burgeoning risk appetites among many market participants. This continued highly accommodative monetary policy, along with solid earnings results and an upward trending housing market, overshadowed the 16-day government shutdown and near breach of the U.S. debt ceiling. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Investors also cheered the nomination of Janet Yellen to become the next head of the U.S. Federal Reserve (Fed); she is widely viewed as more likely to maintain, for now, the Fed’s current Monetary Policy.

During the period, small cap equities (+36%) outperformed mid caps (+33%) and large caps (+27%) as represented by the Russell 2000, S&P 400 MidCap, and S&P 500 Indices, respectively. All ten sectors in the Russell 2500 Value Index gained during the period, with Telecommunications & Media (+48%), Industrials (+46%), and Health Care (+45%) performing the best. Utilities (18%), Materials (+27%), and Financials (27%) lagged on a relative basis during the period.

The Fund’s relative underperformance versus the index was due primarily to weak stock selection within the Energy, Consumer Discretionary, and Consumer Staples sectors, which more than offset strong stock selection within Materials, Industrials, and Financials. Overall sector allocation, a fallout of the investment decision process, contributed to relative returns, in part due to underweight allocations to Financials and Industrials and an overweight position in Health Care. A modest cash position detracted in an upward trending environment.

The largest detractors from benchmark-relative returns included BR Properties (Financials), Impax Laboratories (Health Care), and Hatteras Financial (Financials). Shares of BR Properties, a Brazil-based company engaged in the real-estate sector, fell during the period as the market became concerned about political instability, social unrest, and a weak economic outlook in Brazil. Shares of Impax Lab, a specialty pharmaceutical company, fell after the company failed an inspection by the FDA of its manufacturing facility in Hayward, California. This failure resulted in further delays to potential new drug approvals, as well as lawsuits from investors, and sent the stock lower during the period. Shares of Hatteras Financial, a mortgage real estate investment trust (REIT)focused on adjustable-rate mortgages, fell during the

3

The Hartford MidCap Value Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

period as the company failed to deliver the relative protection versus fixed income mortgage backed securities that investors expected to see in a rising rate environment. Top detractors from absolute returns during the period included Aeropostale, a mall-based specialty retailer of casual apparel and accessories.

The largest contributors to absolute and benchmark-relative performance included Methanex (Materials), Delta Air Lines (Industrials), and Packaging Corporation of America (Materials). Shares of Methanex, a Canada-based supplier of methanol to international markets in Asia Pacific, North America, Europe and Latin America, rose during the period as the stock benefited from increasing methanol prices and improving visibility on earnings growth with the relocation of two production facilities from Chile to Geismar in the U.S.. Shares of Delta Air Lines, a U.S.-based air line carrier, moved higher during the period as the company benefited from continued capacity discipline and industry consolidation. Shares also rose after the company announced a $1 billion capital return strategy. Shares of Packaging Corporation of America, a U.S.-based producer of containerboard, rose during the period as the stock benefited from an increase in containerboard prices. Shares also rose on the news the company had made what is expected to be a highly accretive acquisition of Boise, a containerboard and white paper producer. Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period

What is the outlook?

Economic data has been mixed, but we believe we could see improvement in 2014. Global Purchaser Manager Index (PMI) surveys rose to 52.4 in September, the highest level in over two years. In the U.S., we believe the private sector is recovering and fiscal drag will lessen going forward. Signs of growth have emerged in Europe, Japan is stronger and we expect China to stabilize. Given that backdrop, we believe that long term rates will ultimately work higher. We are positioned to continue to favor the more cyclical sectors and remaining underweight the more interest rate sensitive sectors.

As of the end of the period, we were most overweight in the Information Technology, Materials, and Health Care sectors and most underweight in the Financials, Utilities, and Energy sectors relative to the Fund’s benchmark.

Diversification by Sector
as of October 31, 2013
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.2%
Consumer Staples	3.6
Energy	6.6
Financials	24.2
Health Care	8.0
Industrials	16.2
Information Technology	14.4
Materials	9.7
Utilities	4.8
Total	98.7%
Short-Term Investments	1.4
Other Assets and Liabilities	(0.1)
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford MidCap Value Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.7%
	Automobiles and Components - 0.7%
139	Goodyear (The) Tire & Rubber Co. ●	$2,918

	Banks - 6.9%
153	BankUnited, Inc.	4,718
160	Comerica, Inc.	6,911
284	EverBank Financial Corp.	4,288
217	First Midwest Bancorp, Inc.	3,617
78	Iberiabank Corp.	4,552
189	Zions Bancorporation	5,359
		29,445
	Capital Goods - 15.5%
233	Barnes Group, Inc.	8,274
79	Chicago Bridge & Iron Co. N.V.	5,860
79	Curtis-Wright Corp.	3,923
81	Esterline Technologies Corp. ●	6,479
70	Hubbell, Inc. Class B	7,474
164	KBR, Inc.	5,651
108	Moog, Inc. Class A ●	6,421
83	Pentair Ltd.	5,535
215	Rexel S.A.	5,380
21	Teledyne Technologies, Inc. ●	1,883
110	WESCO International, Inc. ●	9,435
		66,315
	Consumer Durables and Apparel - 5.1%
96	Lennar Corp.	3,409
255	Newell Rubbermaid, Inc.	7,564
2,166	Samsonite International S.A.	5,920
149	Toll Brothers, Inc. ●	4,909
		21,802
	Consumer Services - 1.2%
157	Norwegian Cruise Line Holdings Ltd. ●	5,033

	Diversified Financials - 1.4%
150	LPL Financial Holdings, Inc.	6,103
182	Solar Cayman Ltd. ⌂■●†	13
		6,116
	Energy - 6.6%
332	Cobalt International Energy, Inc. ●	7,700
46	Japan Petroleum Exploration Co., Ltd.	1,885
138	Newfield Exploration Co. ●	4,214
236	Ocean Rig UDW, Inc. ●	4,145
165	QEP Resources, Inc.	5,455
341	Trican Well Service Ltd.	4,787
		28,186
	Food, Beverage and Tobacco - 3.6%
68	Bunge Ltd. Finance Corp.	5,568
204	Ebro Foods S.A.	4,607
81	Ingredion, Inc.	5,353
		15,528
	Health Care Equipment and Services - 3.7%
263	Brookdale Senior Living, Inc. ●	7,133
51	Community Health Systems, Inc.	2,230
96	Wellcare Health Plans, Inc. ●	6,421
		15,784
	Insurance - 9.6%
83	Argo Group International Holdings Ltd.	3,480
124	Hanover Insurance Group, Inc.	7,253
103	Principal Financial Group, Inc.	4,865
137	Reinsurance Group of America, Inc.	9,769
305	Unum Group	9,678
204	XL Group plc	6,242
		41,287
	Materials - 9.7%
133	Cabot Corp.	6,190
103	Celanese Corp.	5,758
247	Louisiana-Pacific Corp. ●	4,208
203	Methanex Corp. ADR	11,830
103	Owens-Illinois, Inc. ●	3,287
131	Packaging Corp. of America	8,134
244	Rexam plc	2,033
		41,440
	Media - 1.2%
317	Interpublic Group of Cos., Inc.	5,322

	Pharmaceuticals, Biotechnology and Life Sciences - 4.3%
588	Almirall S.A.	8,789
69	Ono Pharmaceutical Co., Ltd.	5,240
68	UCB S.A.	4,493
		18,522
	Real Estate - 6.3%
139	American Assets Trust, Inc. REIT	4,627
193	Blackstone Mortgage Trust, Inc. REIT	4,719
151	Equity Lifestyle Properties, Inc. REIT	5,748
235	Forest City Enterprises, Inc. Class A REIT ●	4,751
114	Hatteras Financial Corp. REIT	2,077
112	Plum Creek Timber Co., Inc. REIT	5,085
		27,007
	Retailing - 3.0%
2,375	Buck Holdings L.P. ⌂●†	267
116	GNC Holdings, Inc.	6,823
109	Men's Wearhouse, Inc.	4,596
16	Ross Stores, Inc.	1,199
		12,885
	Semiconductors and Semiconductor Equipment - 7.9%
204	Avago Technologies Ltd.	9,263
129	Maxim Integrated Products, Inc.	3,817
279	Microsemi Corp. ●	7,011
179	NXP Semiconductors N.V. ●	7,531
248	Skyworks Solutions, Inc. ●	6,388
		34,010
	Software and Services - 3.6%
181	Booz Allen Hamilton Holding Corp.	3,590
94	Check Point Software Technologies Ltd. ADR ●	5,471
171	Verint Systems, Inc. ●	6,234
		15,295
	Technology Hardware and Equipment - 2.9%
182	Arrow Electronics, Inc. ●	8,730
57	SanDisk Corp.	3,948
		12,678
	Transportation - 0.7%
93	Avis Budget Group, Inc. ●	2,914

	Utilities - 4.8%
94	Alliant Energy Corp.	4,893
128	Great Plains Energy, Inc.	3,005
156	UGI Corp.	6,445
132	Westar Energy, Inc.	4,173

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Value Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.7% - (continued)
	Utilities - 4.8% - (continued)
51	Wisconsin Energy Corp.		$2,152
			20,668
	Total common stocks
	(cost $334,865)		$423,155

	Total long-term investments
	(cost $334,865)		$423,155

SHORT-TERM INVESTMENTS - 1.4%
Repurchase Agreements - 1.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $483, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $493)
$483	0.10%, 10/31/2013		$483
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $167, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $170)
167	0.09%, 10/31/2013		167
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $775, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $790)
775	0.08%, 10/31/2013		775
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $2,197,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$2,241)
2,197	0.09%, 10/31/2013		2,197
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $886, collateralized by FHLMC
2.50% - 7.50%, 2026 - 2043, FNMA 3.00%
- 7.00%, 2026 - 2043, GNMA 2.67% -
	5.00%, 2024 - 2048, value of $904)
886	0.12%, 10/31/2013		886
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $523, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $533)
523	0.09%, 10/31/2013		523
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $920, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $940)
920	0.10%, 10/31/2013		920
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $5, collateralized by U.S. Treasury Note 0.63%, 2017, value of $5)
5	0.09%, 10/31/2013		5
			5,956
	Total short-term investments
	(cost $5,956)		$5,956

	Total investments
	(cost $340,821) ▲	100.1%	$429,111
	Other assets and liabilities	(0.1)%	(246)
	Total net assets	100.0%	$428,865

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $340,334 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$93,663
Unrealized Depreciation	(4,886)
Net Unrealized Appreciation	$88,777

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value of these securities was $280, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $13, which rounds to zero percent of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	2,375	Buck Holdings L.P.	$65
03/2007	182	Solar Cayman Ltd. - 144A	53

At October 31, 2013, the aggregate value of these securities was $280, which represents 0.1% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

 The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Value Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$423,155	$389,908	$32,967	$280
Short-Term Investments	5,956	–	5,956	–
Total	$429,111	$389,908	$38,923	$280

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2013
Assets:
Common Stocks	$3,624	$(235)	$834	*	$—	$—	$(3,943)	$—	$—	$280
Total	$3,624	$(235)	$834		$—	$—	$(3,943)	$—	$—	$280

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $(2,589).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Value Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $340,821)	$429,111
Cash	1
Receivables:
Investment securities sold	2,185
Fund shares sold	316
Dividends and interest	238
Other assets	61
Total assets	431,912
Liabilities:
Payables:
Investment securities purchased	2,577
Fund shares redeemed	311
Investment management fees	62
Administrative fees	—
Distribution fees	19
Accrued expenses	78
Total liabilities	3,047
Net assets	$428,865
Summary of Net Assets:
Capital stock and paid-in-capital	$302,819
Distributions in excess of net investment income	(698)
Accumulated net realized gain	38,453
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	88,291
Net assets	$428,865

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$16.44/$17.40
Shares outstanding	12,623
Net assets	$207,552
Class B: Net asset value per share	$14.93
Shares outstanding	189
Net assets	$2,819
Class C: Net asset value per share	$14.85
Shares outstanding	2,563
Net assets	$38,067
Class I: Net asset value per share	$16.49
Shares outstanding	1,139
Net assets	$18,791
Class R3: Net asset value per share	$17.12
Shares outstanding	297
Net assets	$5,089
Class R4: Net asset value per share	$17.21
Shares outstanding	285
Net assets	$4,903
Class R5: Net asset value per share	$17.29
Shares outstanding	76
Net assets	$1,309
Class Y: Net asset value per share	$17.31
Shares outstanding	8,686
Net assets	$150,335

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Value Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$5,378
Interest	6
Less: Foreign tax withheld	(86)
Total investment income	5,298

Expenses:
Investment management fees	2,820
Administrative services fees
Class R3	8
Class R4	5
Class R5	1
Transfer agent fees
Class A	447
Class B	15
Class C	64
Class I	19
Class R3	1
Class R4	—
Class R5	—
Class Y	3
Distribution fees
Class A	457
Class B	28
Class C	326
Class R3	21
Class R4	8
Custodian fees	9
Accounting services fees	53
Registration and filing fees	92
Board of Directors' fees	9
Audit fees	13
Other expenses	66
Total expenses (before waivers and fees paid indirectly)	4,465
Expense waivers	(1)
Transfer agent fee waivers	(6)
Commission recapture	(20)
Custodian fee offset	—
Total waivers and fees paid indirectly	(27)
Total expenses, net	4,438
Net Investment Income	860
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	52,032
Net realized gain on foreign currency contracts	65
Net realized loss on other foreign currency transactions	(51)
Net Realized Gain on Investments and Foreign Currency Transactions	52,046
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	51,964
Net unrealized appreciation of foreign currency contracts	—
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	51,965
Net Gain on Investments and Foreign Currency Transactions	104,011
Net Increase in Net Assets Resulting from Operations	$104,871

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$860	$2,638
Net realized gain on investments and foreign currency transactions	52,046	19,269
Net unrealized appreciation of investments and foreign currency transactions	51,965	31,683
Net Increase in Net Assets Resulting from Operations	104,871	53,590
Distributions to Shareholders:
From net investment income
Class A	(1,652)	(645)
Class C	(126)	—
Class I	(84)	(33)
Class R3	(32)	(8)
Class R4	(30)	(14)
Class R5	(5)	(2)
Class Y	(2,004)	(1,048)
Total distributions	(3,933)	(1,750)
Capital Share Transactions:
Class A	(214)	(12,511)
Class B	(752)	(6,114)
Class C	957	(4,861)
Class I	10,395	1,161
Class R3	456	1,585
Class R4	1,263	869
Class R5	820	146
Class Y	(23,681)	5,661
Net decrease from capital share transactions	(10,756)	(14,064)
Net Increase in Net Assets	90,182	37,776
Net Assets:
Beginning of period	338,683	300,907
End of period	$428,865	$338,683
Undistributed (distribution in excess of) net investment income	$(698)	$1,408

The accompanying notes are an integral part of these financial statements.

11

The Hartford MidCap Value Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford MidCap Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

12

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along

13

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange

14

rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at

15

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2013.

16

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$65	$—	$—	$—	$—	$65
Total	$—	$65	$—	$—	$—	$—	$65

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

5.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to

17

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$3,468	$1,750
Long-Term Capital Gains ‡	465	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Long-Term Capital Gain	$40,025
Accumulated Capital Losses *	(2,757)
Unrealized Appreciation †	88,778
Total Accumulated Earnings	$126,046

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$967
Accumulated Net Realized Gain (Loss)	(967)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss

18

carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$1,838
2016	919
Total	$2,757

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2013, the Fund utilized $8,818 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5950%
On next $5 billion	0.5900%
Over $10 billion	0.5850%

19

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	0.90%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.30%
Class B	2.10
Class C	2.01
Class I	0.96
Class R3	1.52
Class R4	1.22
Class R5	0.93
Class Y	0.81

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $388 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment

20

of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class
Class R5	13%
Class Y	—	*

*	Percentage amount rounds to zero.

As of October 31, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	18%

21

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$216,452
Sales Proceeds Excluding U.S. Government Obligations	230,738

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	2,155	124	(2,299)	(20)	2,054	59	(3,170)	(1,057)
Amount	$31,262	$1,616	$(33,092)	$(214)	$24,003	$625	$(37,139)	$(12,511)
Class B
Shares	19	—	(77)	(58)	22	—	(604)	(582)
Amount	$260	$—	$(1,012)	$(752)	$227	$—	$(6,341)	$(6,114)
Class C
Shares	496	9	(448)	57	259	—	(723)	(464)
Amount	$6,668	$105	$(5,816)	$957	$2,754	$—	$(7,615)	$(4,861)
Class I
Shares	1,345	4	(630)	719	210	2	(113)	99
Amount	$19,339	$55	$(8,999)	$10,395	$2,448	$22	$(1,309)	$1,161
Class R3
Shares	117	2	(90)	29	146	1	(20)	127
Amount	$1,761	$31	$(1,336)	$456	$1,820	$8	$(243)	$1,585
Class R4
Shares	139	2	(64)	77	108	1	(36)	73
Amount	$2,193	$28	$(958)	$1,263	$1,315	$14	$(460)	$869
Class R5
Shares	60	—	(8)	52	12	—	—	12
Amount	$945	$5	$(130)	$820	$145	$2	$(1)	$146
Class Y
Shares	1,802	147	(3,567)	(1,618)	4,449	95	(3,964)	580
Amount	$27,806	$2,004	$(53,491)	$(23,681)	$53,215	$1,048	$(48,602)	$5,661
Total
Shares	6,133	288	(7,183)	(762)	7,260	158	(8,630)	(1,212)
Amount	$90,234	$3,844	$(104,834)	$(10,756)	$85,927	$1,719	$(101,710)	$(14,064)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	29	$ 410
For the Year Ended October 31, 2012	214	$ 2,460

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

22

fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

23

The Hartford MidCap Value Fund
Financial Highlights

	- Selected Per-Share Data - (A)											- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income		Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$12.58	$0.02	$3.97	$3.99	$(0.13)		$–	$(0.13)	$16.44	32.01%		$207,552	1.31%		1.31%		0.11%
B	11.40	(0.09)	3.62	3.53	–		–	–	14.93	30.96		2,819	2.33		2.10		(0.68)
C	11.38	(0.08)	3.60	3.52	(0.05)		–	(0.05)	14.85	31.07		38,067	2.01		2.01		(0.60)
I	12.62	0.06	3.99	4.05	(0.18)		–	(0.18)	16.49	32.49		18,791	0.96		0.96		0.43
R3	13.12	(0.02)	4.15	4.13	(0.13)		–	(0.13)	17.12	31.68		5,089	1.53		1.53		(0.12)
R4	13.17	0.03	4.16	4.19	(0.15)		–	(0.15)	17.21	32.11		4,903	1.22		1.22		0.18
R5	13.23	0.06	4.19	4.25	(0.19)		–	(0.19)	17.29	32.46		1,309	0.93		0.93		0.38
Y	13.24	0.09	4.18	4.27	(0.20)		–	(0.20)	17.31	32.64		150,335	0.82		0.82		0.60

For the Year Ended October 31, 2012
A	$10.75	$0.08	$1.80	$1.88	$(0.05)		$–	$(0.05)	$12.58	17.55%		$159,104	1.38%		1.35%		0.67%
B	9.77	(0.02)	1.65	1.63	–		–	–	11.40	16.68		2,813	2.38		2.10		(0.21)
C	9.74	–	1.64	1.64	–		–	–	11.38	16.84		28,522	2.06		2.06		(0.05)
I	10.79	0.12	1.81	1.93	(0.10)		–	(0.10)	12.62	18.02		5,296	1.00		1.00		1.06
R3	11.23	0.06	1.88	1.94	(0.05)		–	(0.05)	13.12	17.41		3,514	1.55		1.55		0.50
R4	11.28	0.10	1.88	1.98	(0.09)		–	(0.09)	13.17	17.70		2,735	1.25		1.25		0.79
R5	11.31	0.14	1.88	2.02	(0.10)		–	(0.10)	13.23	18.07		311	0.96		0.95		1.14
Y	11.31	0.15	1.89	2.04	(0.11)		–	(0.11)	13.24	18.22		136,388	0.84		0.84		1.24

For the Year Ended October 31, 2011
A	$10.69	$0.01	$0.05	$0.06	$–		$–	$–	$10.75	0.56%		$147,222	1.38%		1.35%		0.05%
B	9.79	(0.07)	0.05	(0.02)	–		–	–	9.77	(0.20)		8,100	2.32		2.10		(0.69)
C	9.77	(0.07)	0.04	(0.03)	–		–	–	9.74	(0.31)		28,939	2.09		2.09		(0.70)
I	10.72	0.04	0.05	0.09	(0.02)		–	(0.02)	10.79	0.81		3,459	1.04		1.04		0.34
R3	11.20	(0.03)	0.06	0.03	–		–	–	11.23	0.27		1,584	1.60		1.55		(0.23)
R4	11.21	(0.01)	0.08	0.07	–		–	–	11.28	0.62		1,523	1.29		1.25		(0.05)
R5	11.22	0.05	0.06	0.11	(0.02)		–	(0.02)	11.31	0.96		136	0.99		0.95		0.43
Y	11.22	0.06	0.06	0.12	(0.03)		–	(0.03)	11.31	1.01		109,944	0.88		0.88		0.51

For the Year Ended October 31, 2010
A	$8.37	$–	$2.33	$2.33	$(0.01	)(D)	$–	$(0.01)	$10.69	27.83%		$176,359	1.44%		1.35%		0.01%
B	7.72	(0.06)	2.13	2.07	–		–	–	9.79	26.81		14,305	2.32		2.10		(0.70)
C	7.70	(0.07)	2.14	2.07	–		–	–	9.77	26.88		30,467	2.13		2.10		(0.74)
I(E)	9.71	–	1.01	1.01	–		–	–	10.72	10.40	(F)	254	0.95	(G)	0.95	(G)	0.06	(G)
R3(E)	10.17	(0.02)	1.05	1.03	–		–	–	11.20	10.13	(F)	110	1.60	(G)	1.55	(G)	(0.40)	(G)
R4(E)	10.17	–	1.04	1.04	–		–	–	11.21	10.23	(F)	110	1.30	(G)	1.25	(G)	(0.10)	(G)
R5(E)	10.17	0.01	1.04	1.05	–		–	–	11.22	10.32	(F)	111	1.00	(G)	0.96	(G)	0.20	(G)
Y	8.77	0.04	2.44	2.48	(0.03	)(D)	–	(0.03)	11.22	28.39		96,621	0.90		0.90		0.39

See Portfolio Turnover information on the next page.

24

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009 (H)
A	$6.53	$0.04	$1.82	$1.86	$(0.02)	$–	$(0.02)	$8.37	28.63%	$127,459	1.60%	1.21%	0.65%
B	6.03	0.01	1.68	1.69	–	–	–	7.72	28.03	21,782	2.53	1.78	0.09
C	6.03	(0.01)	1.68	1.67	–	–	–	7.70	27.69	23,058	2.28	2.02	(0.16)
Y	6.88	0.05	1.91	1.96	(0.07)	–	(0.07)	8.77	28.89	8,798	0.90	0.90	0.93

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	The impact of Distributions from Capital was less than ($0.01).
(E)	Commenced operations on May 28, 2010.
(F)	Not annualized.
(G)	Annualized.
(H)	Net investment income (loss) per share amounts have been calculated using the SEC method.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	59%
For the Year Ended October 31, 2012	59
For the Year Ended October 31, 2011	54
For the Year Ended October 31, 2010	48	(A)
For the Year Ended October 31, 2009	52

(A)	During the year ended October 31, 2010, the Fund incurred $22.1 million in sales of securities held associated with the transition of assets from The Hartford Select SmallCap Value Fund, which merged into the Fund on July 31, 2010. These sales are excluded from the portfolio turnover calculation.

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford MidCap Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford MidCap Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

26

The Hartford MidCap Value Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

27

The Hartford MidCap Value Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

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Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford MidCap Value Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

30

The Hartford MidCap Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,134.60	$6.96	$1,000.00	$1,018.69	$6.58	1.29%	184	365
Class B	$1,000.00	$1,130.20	$11.28	$1,000.00	$1,014.61	$10.67	2.10	184	365
Class C	$1,000.00	$1,131.00	$10.74	$1,000.00	$1,015.13	$10.16	2.00	184	365
Class I	$1,000.00	$1,136.50	$4.99	$1,000.00	$1,020.53	$4.72	0.93	184	365
Class R3	$1,000.00	$1,133.80	$8.22	$1,000.00	$1,017.51	$7.77	1.53	184	365
Class R4	$1,000.00	$1,135.20	$6.57	$1,000.00	$1,019.05	$6.22	1.22	184	365
Class R5	$1,000.00	$1,136.80	$5.01	$1,000.00	$1,020.52	$4.74	0.93	184	365
Class Y	$1,000.00	$1,138.10	$4.40	$1,000.00	$1,021.09	$4.16	0.82	184	365

31

The Hartford MidCap Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford MidCap Value Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and in the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period and above its benchmark for the 5-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

33

The Hartford MidCap Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

34

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

The Hartford MidCap Value Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

36

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-MCV13 12/13 113992-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD MUNICIPAL OPPORTUNITIES FUND 2013 Annual Report

The Hartford Municipal Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Municipal Opportunities Fund inception 05/31/2007
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

Performance Overview 5/31/07 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Municipal Opportunities A#	-1.58%	7.65%	2.02%
Municipal Opportunities A##	-6.01%	6.66%	1.29%
Municipal Opportunities B#	-2.44%	6.83%	1.21%
Municipal Opportunities B##	-7.19%	6.52%	1.21%
Municipal Opportunities C#	-2.44%	6.84%	1.24%
Municipal Opportunities C##	-3.39%	6.84%	1.24%
Municipal Opportunities I#	-1.45%	7.92%	2.27%
Barclays Municipal Bond 1-15 Year Blend (1-17) Index	-0.41%	5.49%	4.77%
Barclays Municipal Bond Index	-1.72%	6.37%	4.66%

▲	Inception: 05/31/2007
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

Effective June 28, 2013, the Fund changed its benchmark from the Barclays Municipal Bond Index to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index. The Fund’s investment manager believes that the Barclays Municipal Bond 1-15 Year Blend (1-17) Index better reflects the Fund’s investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Municipal Opportunities Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Municipal Opportunities Class A	0.92%	0.92%
Municipal Opportunities Class B	1.67%	1.73%
Municipal Opportunities Class C	1.67%	1.68%
Municipal Opportunities Class I	0.67%	0.68%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Timothy D. Haney, CFA	Brad W. Libby
Vice President and Fixed Income Portfolio Manager	Vice President and Fixed Income Credit Analyst

How did the Fund perform?

The Class A shares of The Hartford Municipal Opportunities Fund returned -1.58%, before sales charge, for the twelve-month period ended October 31, 2013, underperforming the Fund’s current benchmark, the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned -0.41% for the same period, and outperforming the Fund’s previous benchmark, the Barclays Municipal Bond Index, which returned -1.72% for the same period. The Fund outperformed the -2.93% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income risk assests experienced mixed performance with major global government bond yields increasing over the twelve-month period. Japanese yields were a notable exception as yields continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected caused increased volatility in financial markets in May/June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data.

The U.S. Treasury yield curve steepened over the twelve-month period as short term yields were flat to slightly down while longer-term yields rose. Many of the major fixed income sectors, with the exception of comercial mortgage backed securities (CMBS), high yield, and bank loans, posted negative absolute returns due to the rise in rates. Most sectors outperformed Treasuries on a duration-adjusted basis as credit spreads tightened.

Despite that, municipal bonds underperformed duration-equivalent Treasuries over the most recent quarter. After much speculation, the city of Detroit filed for bankruptcy in July, becoming the largest U.S. city ever to do so. The initial impact on the municipal market was minimal, as the filing was not entirely unexpected. To the extent that rising rates along with negative headlines from stressed issuers such as Puerto Rico and Detroit continue to spur fund outflows, we expect municipal bonds to underperform Treasuries and credit spreads are likely to widen, at least temporarily. Net negative supply should help offset this dynamic, as we believe borrowers are likely to remain reluctant to start new projects. We also expect that refinancing should diminish with rising rates. Also, we expect that crossover buyers should continue to limit episodes of underperformance.

Duration and yield curve positioning relative to the benchmark index detracted from relative performance, as the Fund continued to transition from a core duration to an intermediate duration. Security selection within Investment Grade Revenue Bonds, particularly Health Care and Port, Airport & Marina also detracted from relative results. The Fund’s security selection within High Yield Revenue Bonds and Investment Grade Local General Obligation Bonds (GOs) contributed to relative performance. An overweight allocation to the health care sector of Investment Grade Revenue Bonds was also additive.

3

The Hartford Municipal Opportunities Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We expect U.S. economic momentum to be modestly positive; however, the timing of Fed tapering and the U.S. fiscal debate create uncertainty. We ended the period with a portfolio constructed with the expectation of moderate economic growth. Net new supply is expected to remain muted versus historic levels, while we expect mutual funds could continue to experience outflows. At the end of the period we were positioned with a slightly long duration posture, as the Fund continues to transition to an intermediate duration.

As of October 31, spreads on most municipal credit sectors were tighter year to date, but average spread levels were wider due to the outsize effects of Puerto Rico widening. We believe municipal credit is attractive relative to corporates on an after tax basis. Our outlook for state GOs is cautiously optimistic, as credit repair continues at the state level (with the exception of Illinois). We were slightly more negative on GOs of local issuers as of the end of the period, where it appears that some issuers will remain under stress. Revenue bond fundamentals are on a slightly positive trend, especially in the special-tax, toll-road, airport, and health care sectors.

We ended the period underweight to GOs, especially at the local municipality level. We ended the period overweight in health care, toll roads, and airports.

Distribution by Credit Quality

as of October 31, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	3.7%
Aa / AA	19.5
A	38.5
Baa / BBB	10.5
Ba / BB	4.3
B	4.1
Unrated	15.6
Non-Debt Securities and Other Short-Term Instruments	3.6
Other Assets and Liabilities	0.2
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like Short-Term Instruments and U.S. Government Agencies and Securities) for which Moody’s and S&P have not issued long-term credit ratings. Although Moody's and S&P individually rate U.S. Government Agencies and Securities, these securities, if any, are included in the "U.S. Government Agencies and Securities" category for the purposes of the table.

Distribution by State

as of October 31, 2013

State	Percentage of Net Assets
Alabama	0.8%
Arizona	2.3
California	10.5
Colorado	0.9
Connecticut	2.1
District of Columbia	1.3
Florida	8.0
Georgia	1.7
Illinois	7.5
Indiana	0.7
Kentucky	1.1
Louisiana	3.3
Massachusetts	2.2
Michigan	3.1
Mississippi	1.0
Missouri	1.9
Nebraska	0.5
Nevada	3.2
New Jersey	3.6
New Mexico	1.5
New York	8.6
North Carolina	1.3
Ohio	3.2
Other U.S. Territories	0.2
Pennsylvania	3.9
Rhode Island	1.6
South Carolina	0.3
South Dakota	0.4
Texas	9.4
Vermont	0.3
Virginia	1.7
Washington	5.0
West Virginia	0.8
Wisconsin	2.3
Short-Term Investments	3.6
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Municipal Opportunities Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 96.2%
	Alabama - 0.8%
	Mobile, AL, Industrial Development Board Pollution, Alabama Power Co
$2,540	1.65%, 06/01/2034	$2,533

	Arizona - 2.3%
	Estrella Mountain Ranch, AZ, Community Fac Dist GO
265	6.20%, 07/15/2032	258
	Phoenix, AZ, Civic Impt Corp Airport Rev
1,500	5.00%, 07/01/2020	1,726
	Pima County, AZ, Industrial DA Education Rev Obligor: Legacy Traditional Charter School
1,460	8.50%, 07/01/2039	1,592
	Salt River, AZ, Agricultural Improvement
3,000	5.00%, 12/01/2027	3,363
		6,939
	California - 10.5%
	California State Communities DA Rev
955	0.96%, 04/01/2036 Δ	673
1,000	5.63%, 10/01/2032	978
	California State GO
4,985	6.50%, 04/01/2033	5,943
	California State Health Fac FA Rev
700	5.00%, 07/01/2043	790
	California State Public Works Board Lease Rev
2,000	5.25%, 10/01/2023	2,284
	California State Public Works Board, Correctional Facilities Improvement
1,000	6.00%, 03/01/2035	1,148
	California State Public Works Board, State University Trustees
2,000	6.25%, 04/01/2034	2,281
	Irvine, CA, Improvement Bond Act
1,065	4.00%, 09/02/2016	1,128
	Oakland, CA, Airport Rev
1,000	5.00%, 05/01/2026	1,057
	Port of Oakland, CA
500	5.00%, 05/01/2023	550
	San Bernardino City CA Unif School Dist GO
1,150	5.00%, 08/01/2021	1,329
	San Buenaventura, CA, Obligor: Community Memorial Health System
1,000	7.50%, 12/01/2041	1,100
	San Diego, CA, Redev Agency Tax Allocation
3,000	7.00%, 11/01/2039	3,395
	San Jose, CA, Redev Agency
2,575	5.00%, 08/01/2022	2,670
500	6.50%, 08/01/2023	548
	Santa Cruz County, CA, Redev Agency
1,335	6.63%, 09/01/2029	1,496
	Santa Margarita, CA, Water Dist Special Tax
500	4.25%, 09/01/2021	497
1,000	5.00%, 09/01/2022 - 09/01/2023	1,025
	Twin Rivers, CA, Unif School Dist Cops
3,000	3.45%, 07/01/2037	3,011
		31,903
	Colorado - 0.9%
	Adams County School Dist No 14, GO
1,000	5.00%, 12/01/2023	1,182
	Baptist Road Rural Transportation Auth, Sales & Use Tax Rev
630	5.00%, 12/01/2026	525
	Denver, CO, City & County Special Fac Airport Rev
1,000	5.00%, 11/15/2018	1,142
		2,849
	Connecticut - 2.1%
	Bridgeport, CT, GO
860	4.00%, 08/15/2014	880
	Hamden, CT, Facilities Rev, Whitney Center Proj Ser A
1,250	7.63%, 01/01/2030	1,309
2,250	7.75%, 01/01/2043	2,302
	Hartford, CT, GO
1,850	5.00%, 04/01/2026	2,043
		6,534
	District of Columbia - 1.3%
	Metropolitan Washington, DC, Airport Auth System Rev
3,450	5.00%, 10/01/2020 - 10/01/2022	3,957

	Florida - 8.0%
	Florida Village Community Development Dist No 8
2,325	6.38%, 05/01/2038	2,614
	Greater Orlando, FL, Aviation Auth
4,340	5.00%, 10/01/2021 - 10/01/2024	4,893
	Highlands County, FL, Adventist Health (Prerefunded with US Gov't Securities)
125	5.25%, 11/15/2036	142
	Highlands County, FL, Health Fac Auth
1,905	5.25%, 11/15/2036	1,936
	Jacksonville, FL, Econ Development Commission Obligor: Florida Proton Therapy Institute, Inc
2,000	6.25%, 09/01/2027	2,137
	Jacksonville, FL, Sales Tax Rev
2,700	5.00%, 10/01/2021	3,071
	Lakeland, FL, Retirement Community Rev
1,750	6.38%, 01/01/2043	1,739
	Lee County, FL, School Board
1,000	4.00%, 08/01/2016	1,080
	Magnolia Creek, FL, Community Development Dist Capital Improvement
500	0.00%, 05/01/2039 ●	175
	Miami-Dade County, FL, Aviation Rev
3,500	5.00%, 10/01/2024 - 10/01/2026	3,702
	Orange County, FL, School Board
2,130	5.00%, 08/01/2026	2,343
	River Bend Community Development Dist, Capital Improvement Rev
1,755	0.00%, 11/01/2015 ●	404
		24,236
	Georgia - 1.7%
	Clayton County, GA, DA
2,000	9.00%, 06/01/2035	2,150

The accompanying notes are an integral part of these financial statements.

5

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 96.2% - (continued)
	Georgia - 1.7% - (continued)
	Dekalb Newton & Gwinnett Counties, GA, Joint DA
$1,500	6.00%, 07/01/2034	$1,607
	Marietta, GA, DA Life University Inc Proj
1,500	7.00%, 06/15/2030	1,536
		5,293
	Illinois - 7.5%
	Aurora, IL, Tax Increment Rev
905	6.75%, 12/30/2027	912
	Chicago, IL, O'Hare International Airport Rev
835	5.00%, 01/01/2014 - 01/01/2015	856
1,000	5.25%, 01/01/2027	1,007
2,210	6.00%, 01/01/2017	2,229
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
192	0.00%, 03/01/2037 ●	87
	Illinois FA Rev, Art Institute of Chicago Ser A
1,400	6.00%, 03/01/2038	1,485
	Illinois FA Rev, Silver Cross Hospital & Medicine
3,000	5.50%, 08/15/2030	3,048
	Illinois State GO
1,085	4.00%, 08/01/2014	1,112
1,500	5.00%, 01/01/2022	1,589
1,500	5.25%, 01/01/2021	1,659
	Illinois State Sales Tax Rev
3,550	5.00%, 06/15/2026	3,654
2,000	6.50%, 06/15/2022	2,390
	Illinois State Unemployment Insurance Fund
2,500	5.00%, 06/15/2019 - 12/15/2019	2,676
		22,704
	Indiana - 0.7%
	Vigo County, IN, Hospital Auth
2,000	5.75%, 09/01/2042 ■	2,003

	Kentucky - 1.1%
	Louisville & Jefferson County, KY
1,710	1.65%, 10/01/2033 Δ	1,730
	Louisville & Jefferson County, KY, Metropolitan Government Rev
1,515	5.00%, 12/01/2023	1,718
		3,448
	Louisiana - 3.3%
	LA, Tobacco Settlement Financing Corp
2,500	5.00%, 05/15/2026	2,593
	Louisiana State Office Fac Corp Lease Rev
3,925	5.00%, 11/01/2021	4,494
	New Orleans, LA, Aviation Board
2,500	6.00%, 01/01/2023	2,818
		9,905
	Massachusetts - 2.2%
	Massachusetts St Health & Education Facs Auth Rev
1,000	5.00%, 07/01/2016	1,073
	Massachusetts State Development Fin Agency Rev
1,200	8.00%, 04/15/2031	1,395
	Massachusetts State Health & Educational Fac Auth
2,355	8.00%, 10/01/2039	2,616
	Massachusetts State PA
455	4.00%, 07/01/2022	484
1,035	5.00%, 07/01/2021 - 07/01/2023	1,181
		6,749
	Michigan - 3.1%
	Kent, MI, Hospital FA
4,000	6.00%, 07/01/2035	3,962
	Michigan State Public Educational FA Rev, Limited Obligation Chandler Park Academy
2,025	6.35%, 11/01/2028	2,038
	Royal Oak, MI, Hospital FA
2,000	8.25%, 09/01/2039	2,403
	Wayne County, MI, Airport Auth Rev
1,000	5.00%, 12/01/2015	1,082
		9,485
	Mississippi - 1.0%
	Mississippi State Business Fin Corp
3,000	1.63%, 12/01/2040	2,981

	Missouri - 1.9%
	Kirkwood, MO, Industrial DA Retirement Community
3,500	8.25%, 05/15/2045	3,855
	St Loius, MO, Bi-State Development Agency
2,000	4.75%, 10/01/2052	1,961
		5,816
	Nebraska - 0.5%
	Washington County, NE, Wastewater Solid Waste Disposal Facilities Rev
1,545	1.38%, 09/01/2030	1,550

	Nevada - 3.2%
	Clark County, NV, School Dist GO
1,625	5.00%, 06/15/2020	1,741
	Mesquite, NV, Special Improvement Dist 07-01
450	6.00%, 08/01/2027	410
	Nevada St Natural Resources, GO
1,110	5.00%, 03/01/2026	1,263
	Nevada St Open Space Parks & Cultural Res, GO
2,860	5.00%, 06/01/2026	3,254
	Nevada State GO
2,500	5.00%, 08/01/2019	2,943
		9,611
	New Jersey - 3.6%
	New Jersey Health Care Facilities FA, Hospital Asset Transformation
2,855	5.75%, 10/01/2031	3,173
	New Jersey State Econ DA
1,760	4.88%, 09/15/2019	1,701
	New Jersey State Educational FA Rev, University of Medicine & Dentistry
2,000	7.50%, 12/01/2032	2,649

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 96.2% - (continued)
	New Jersey - 3.6% - (continued)
	New Jersey State Int Turnpike Auth Rev
$3,000	5.00%, 01/01/2025	$3,357
		10,880
	New Mexico - 1.5%
	Los Alamos County, NM, Tax Improvement Rev
3,000	5.88%, 06/01/2027	3,649
	Montecito Estates, NM, Public Improvement Dist
925	7.00%, 10/01/2037	949
		4,598
	New York - 8.6%
	Metropolitan Transportation Auth, NY, Rev
2,100	5.00%, 11/15/2020	2,460
	New York & New Jersey PA
2,000	5.00%, 12/01/2023	2,102
	New York State Dormitory Auth Rev
1,670	5.00%, 03/15/2022	1,952
	New York State Thruway Auth
2,000	5.00%, 01/01/2019 - 03/15/2021	2,349
	New York State Urban Development Corp Rev
1,000	5.00%, 03/15/2026	1,142
	New York, NY, GO
4,000	6.25%, 10/15/2028	4,687
	New York, NY, IDA Terminal One Group Assoc Proj AMT
2,000	5.50%, 01/01/2024	2,129
	Newburth, NY, GO
1,145	5.00%, 06/15/2019	1,203
	TSASC, Inc
2,500	5.00%, 06/01/2034	1,941
	Ulster County, NY, IDA
1,750	6.00%, 09/15/2037	1,344
	Ulster County, NY, IDA Kingston Regional Senior Living Proj
3,000	6.00%, 09/15/2027	2,347
	Ulster County, NY, Industrial Development Agency Obligor: Kingston Regional Senior Living Corp
2,000	6.00%, 09/15/2042	1,516
	Yonkers, NY, GO
885	3.00%, 08/15/2019	912
		26,084
	North Carolina - 1.3%
	North Carolina Eastern Municipal Power
1,325	4.00%, 01/01/2020	1,446
	North Carolina Medical Care Commission Retirement FA Rev, First Mortgage Galloway Ridge
1,555	5.88%, 01/01/2031	1,556
	North Carolina State Medical Care Commission Obligor: Galloway Ridge, Inc
1,000	6.00%, 01/01/2039	999
		4,001
	Ohio - 3.2%
	Allen County, OH, Hospital Fac Rev
2,000	5.00%, 05/01/2023	2,253
	Buckeye, OH, Tobacco Settlement FA
4,580	6.00%, 06/01/2042	3,540
	Cultural Sports Fac Building Projects
2,115	5.00%, 04/01/2023	2,459
	Ohio State Cultural Sports Fac Building Projects
1,235	5.00%, 04/01/2020	1,438
		9,690
	Other U.S. Territories - 0.2%
	Puerto Rico Highway & Transportation
750	5.50%, 07/01/2015	733

	Pennsylvania - 3.9%
	Allegheny County, PA, Industrial DA Charter School
1,090	6.75%, 08/15/2035	1,143
	Pennsylvania State GO
1,000	7.00%, 07/15/2028	1,116
	Pennsylvania State IDA
2,250	5.00%, 07/01/2021	2,617
	Pennsylvania State Turnpike Commission Rev
1,335	6.00%, 06/01/2028	1,513
	Philadelphia, PA, Municipal Auth
750	6.38%, 04/01/2029	827
800	6.50%, 04/01/2034	880
	Pittsburgh, PA, School Dist GO
2,325	5.00%, 09/01/2021 - 09/01/2023	2,651
	Susquehanna, PA, Regional Airport Auth System Rev
1,000	5.00%, 01/01/2019	1,058
		11,805
	Rhode Island - 1.6%
	Cranston, RI GO
1,415	5.00%, 07/01/2019	1,592
	Rhode Island ST & Providence Plantations
1,500	4.00%, 10/01/2018	1,659
	Rhode Island St Health & Educational Bldg Corp
1,655	4.00%, 05/15/2017 ☼	1,780
		5,031
	South Carolina - 0.3%
	Lancaster County, SC, Sun City Assessment
1,987	0.00%, 11/01/2017 ●	934

	South Dakota - 0.4%
	South Dakota State Education Enhancement
1,000	5.00%, 06/01/2026	1,036
	South Dakota State Housing DA
185	6.13%, 05/01/2033	185
		1,221
	Texas - 9.4%
	Brazos Harbor, TX, Industrial Development Corp
1,500	5.90%, 05/01/2038	1,559
	Clifton, TX, Higher Education Fin Corp
2,000	8.75%, 02/15/2028	2,163
	Dallas-Fort Worth, TX, International Airport Fac Improvement Corp
2,000	6.15%, 01/01/2016	1,985
	Frisco ISD GO
2,210	4.00%, 08/15/2016	2,417

The accompanying notes are an integral part of these financial statements.

7

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
MUNICIPAL BONDS - 96.2% - (continued)
	Texas - 9.4% - (continued)
	Grand Parkway Transportation Corp, TX, Toll Rev
$4,000	2.00%, 10/01/2017		$4,017
	Lewisville, TX, Combination Contract Rev (Prerefunded with US Gov't Securities)
45	6.13%, 09/01/2029		47
	Lower Colorado River, TX, Auth Rev
55	7.25%, 05/15/2037		58
	Midland TX ISD, GO
1,000	5.00%, 02/15/2025		1,151
	North, TX, Tollway Auth Rev
2,995	5.00%, 01/01/2022		3,454
	San Antonio, TX, Airport System Rev
1,985	5.00%, 07/01/2023		2,223
	Texas State Public FA Charter School
3,555	5.38%, 02/15/2037		3,519
	Travis County, TX, Health Fac Development
2,000	7.13%, 11/01/2040		2,172
	Travis County, TX, Health Fac, Querencia Barton Creek Project
600	5.65%, 11/15/2035		563
	Wylie TX ISD, GO
3,500	1.55%, 08/15/2018 ○		3,276
			28,604
	Vermont - 0.3%
	Vermont State Econ DA Waste
900	4.75%, 04/01/2036 ■		864

	Virginia - 1.7%
	Norfolk, VA, Redev & Housing Auth Rev Obligor: Fort Norfolk Retirement Community, Inc
1,005	6.13%, 01/01/2035		971
	Virginia State Small Business FA Rev Obligor: Hamptons Road Pronton Beam Therapy
2,000	9.00%, 07/01/2039		2,147
	Washington County, VA, Industrial DA Hospital
1,750	7.75%, 07/01/2038		1,992
			5,110
	Washington - 5.0%
	Grant County, WA, Utility Dist #2
3,730	5.00%, 01/01/2022 - 01/01/2023		4,210
	King County, WA, Public Hospital GO
3,000	7.25%, 12/01/2038		3,055
	King County, WA, School Dist 405, GO
1,950	5.00%, 12/01/2017 ‡		2,258
	Washington State Health Care Facilities Auth, VA Mason Medical
3,600	6.13%, 08/15/2037		3,677
	Washington State, Health Care Fac Auth
1,650	5.00%, 10/01/2042		1,873
			15,073
	West Virginia - 0.8%
	West Virginia State Hospital FA
2,000	9.13%, 10/01/2041		2,385

	Wisconsin - 2.3%
	Wisconsin State GO
2,685	5.75%, 05/01/2033		2,945
1,295	6.00%, 05/01/2036		1,426
	Wisconsin State Health & Educational Fac Auth Rev
2,465	5.25%, 08/15/2024		2,519
			6,890
	Total municipal bonds
	(cost $284,255)		$292,399

	Total long-term investments
	(cost $284,255)		$292,399

SHORT-TERM INVESTMENTS - 3.6%
	Investment Pools and Funds - 3.6%
10,914	JP Morgan Tax Free Money Market Fund		$10,914

	Total short-term investments
	(cost $10,914)		$10,914
	Total investments
	(cost $295,169) ▲	99.8%	$303,313
	Other assets and liabilities	0.2%	506
	Total net assets	100.0%	$303,819

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	Also represents cost for tax purposes.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2013.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $2,867, which represents 0.9% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $1,774 at October 31, 2013.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
AMT	Alternative Minimum Tax
DA	Development Authority
FA	Finance Authority
GO	General Obligation
IDA	Industrial Development Authority
ISD	Independent School District
PA	Port Authority
Rev	Revenue
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

9

The Hartford Municipal Opportunities Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Municipal Bonds	292,399	–	292,399	–
Short-Term Investments	10,914	10,914	–	–
Total	$303,313	$10,914	$292,399	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Municipal Opportunities Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $295,169)	$303,313
Receivables:
Investment securities sold	2,123
Fund shares sold	631
Dividends and interest	4,340
Other assets	36
Total assets	310,443
Liabilities:
Payables:
Investment securities purchased	4,586
Fund shares redeemed	1,803
Investment management fees	32
Dividends	120
Distribution fees	25
Accrued expenses	44
Other liabilities	14
Total liabilities	6,624
Net assets	$303,819
Summary of Net Assets:
Capital stock and paid-in-capital	$326,768
Undistributed net investment income	82
Accumulated net realized loss	(31,175)
Unrealized appreciation of investments	8,144
Net assets	$303,819

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.24/$8.63
Shares outstanding	18,678
Net assets	$153,818
Class B: Net asset value per share	$8.23
Shares outstanding	506
Net assets	$4,161
Class C: Net asset value per share	$8.24
Shares outstanding	10,537
Net assets	$86,844
Class I: Net asset value per share	$8.25
Shares outstanding	7,150
Net assets	$58,996

The accompanying notes are an integral part of these financial statements.

11

The Hartford Municipal Opportunities Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Interest	$15,514
Total investment income	15,514

Expenses:
Investment management fees	2,003
Transfer agent fees
Class A	82
Class B	5
Class C	54
Class I	30
Distribution fees
Class A	461
Class B	51
Class C	1,072
Custodian fees	6
Accounting services fees	66
Registration and filing fees	62
Board of Directors' fees	10
Audit fees	15
Other expenses	70
Total expenses (before waivers and fees paid indirectly)	3,987
Expense waivers	(13)
Custodian fee offset	—
Total waivers and fees paid indirectly	(13)
Total expenses, net	3,974
Net Investment Income	11,540
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	4,869
Net realized gain on futures	197
Net Realized Gain on Investments and Other Financial Instruments	5,066
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(23,491)
Net Changes in Unrealized Depreciation of Investments	(23,491)
Net Loss on Investments and Other Financial Instruments	(18,425)
Net Decrease in Net Assets Resulting from Operations	$(6,885)

The accompanying notes are an integral part of these financial statements.

12

The Hartford Municipal Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$11,540	$15,038
Net realized gain on investments and other financial instruments	5,066	9,342
Net unrealized appreciation (depreciation) of investments	(23,491)	20,398
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,885)	44,778
Distributions to Shareholders:
From net investment income
Class A	(6,237)	(7,812)
Class B	(134)	(192)
Class C	(2,814)	(3,698)
Class I	(2,442)	(3,292)
Total distributions	(11,627)	(14,994)
Capital Share Transactions:
Class A	(39,682)	10,611
Class B	(1,179)	(591)
Class C	(25,394)	5,629
Class I	(15,824)	2,655
Net increase (decrease) from capital share transactions	(82,079)	18,304
Net Increase (Decrease) in Net Assets	(100,591)	48,088
Net Assets:
Beginning of period	404,410	356,322
End of period	$303,819	$404,410
Undistributed (distribution in excess of) net investment income	$82	$102

The accompanying notes are an integral part of these financial statements.

13

The Hartford Municipal Opportunities Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Municipal Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the

14

close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

15

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

16

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

c)	Inverse Floating Rate Securities – The Fund may invest in inverse floating rate certificates (“inverse floater”). The inverse floaters purchased by the Fund are created by the deposit of municipal bonds into a special purpose trust created by an unaffiliated broker/dealer. The trust issues floating rate certificates with par equal to some fraction of the deposited bonds’ par amount or market value. The floating rate certificates pay short-term tax-exempt interest to the holder(s) of the floating rate certificate(s). The trust also issues an inverse floater that receives all remaining or residual interest in the trust after payment of amounts due to the floating rate bondholder and trust-related fees. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders. The inverse floater holder bears substantially all of the underlying municipal bonds’ investment risk and also benefits disproportionately from any potential appreciation of the underlying bond. The price of an inverse floater will be more volatile than that of the underlying municipal bond(s) because the interest rate is dependent on both the fixed coupon rate of the underlying municipal bond(s) and also the short-term interest paid on the floating rate certificates and because the inverse floater bears the risk of loss of the underlying bond(s).

The Fund may purchase an inverse floater in a secondary market transaction or enter into a tender option bond program by negotiating the terms of the program and subsequently purchasing the resulting inverse floater without first owning the underlying municipal bond(s) (“externally deposited inverse floater”). The Fund may also sell a fixed rate municipal

17

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

bond to a broker/dealer for deposit into a special purpose trust and receive the residual interest in the trust (“self deposited inverse floater”). The inverse floaters held by the Fund can only be sold to qualified institutional buyers and entitle the Fund to collapse the trust causing the holders of the floating rate certificates to tender their notes at par and, at the Fund’s discretion, to have the broker transfer the underlying municipal bond(s) held by the trust to the Fund. The sale of inverse floaters may involve delay or additional costs. The Fund, as shown on the Schedule of Investments, had outstanding externally deposited inverse floaters as of October 31, 2013.

4.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

18

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Tax Exempt Income †	$11,647	$14,989
Ordinary Income	68	122

†	The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$202
Accumulated Capital Losses *	(31,175)
Unrealized Appreciation †	8,144
Total Accumulated Deficit	$(22,829)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$67
Accumulated Net Realized Gain (Loss)	(67)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

19

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$14,508
2018	6,121
2019	10,546
Total	$31,175

During the year ended October 31, 2013, the Fund utilized $4,999 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.5500%
On next $500 million	0.5000%
On next $1.5 billion	0.4750%
On next $2.5 billion	0.4650%
On next $5 billion	0.4550%
Over $10 billion	0.4450%

20

Effective November 1, 2013, the investment manager has voluntarily agreed to waive investment management fees of 0.05% of average daily net assets until October 31, 2014.

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.014%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I
0.90%	1.65%	1.65%	0.65%

Effective November 1, 2013, the investment manager voluntarily agreed to limit the total operating expenses of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses through October 31, 2014, as follows:

Class A	Class B	Class C	Class I
0.85%	1.60%	1.60%	0.60%

d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, this amount, if any, is included in the Statement of Operations.

21

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	0.91%
Class B	1.66
Class C	1.66
Class I	0.66

e)	Distribution and Service Plan for Class A, B and C Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $419 and contingent deferred sales charges of $30 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$126,210
Sales Proceeds Excluding U.S. Government Obligations	208,367

22

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	4,220	662	(9,624)	(4,742)	7,638	773	(7,151)	1,260
Amount	$36,404	$5,624	$(81,710)	$(39,682)	$64,324	$6,520	$(60,233)	$10,611
Class B
Shares	23	12	(175)	(140)	36	17	(123)	(70)
Amount	$192	$105	$(1,476)	$(1,179)	$304	$145	$(1,040)	$(591)
Class C
Shares	1,331	265	(4,633)	(3,037)	2,569	333	(2,228)	674
Amount	$11,433	$2,260	$(39,087)	$(25,394)	$21,567	$2,801	$(18,739)	$5,629
Class I
Shares	3,190	205	(5,251)	(1,856)	3,308	275	(3,245)	338
Amount	$27,001	$1,745	$(44,570)	$(15,824)	$27,598	$2,321	$(27,264)	$2,655
Total
Shares	8,764	1,144	(19,683)	(9,775)	13,551	1,398	(12,747)	2,202
Amount	$75,030	$9,734	$(166,843)	$(82,079)	$113,793	$11,787	$(107,276)	$18,304

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	3	$ 22
For the Year Ended October 31, 2012	2	$ 20

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to

23

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

24

The Hartford Municipal Opportunities Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$8.66	$0.29	$(0.42)	$(0.13)	$(0.29)	$–	$(0.29)	$8.24	(1.58)%	$153,818	0.91%	0.91	%(D)	3.35%
B	8.66	0.22	(0.43)	(0.21)	(0.22)	–	(0.22)	8.23	(2.44)	4,161	1.72	1.66	(D)	2.60
C	8.67	0.22	(0.43)	(0.21)	(0.22)	–	(0.22)	8.24	(2.44)	86,844	1.66	1.66	(D)	2.60
I	8.68	0.31	(0.43)	(0.12)	(0.31)	–	(0.31)	8.25	(1.45)	58,996	0.66	0.66	(D)	3.60

For the Year Ended October 31, 2012 (E)
A	$8.01	$0.34	$0.65	$0.99	$(0.34)	$–	$(0.34)	$8.66	12.58%	$202,931	0.91%	0.91	%(D)	4.05%
B	8.01	0.28	0.65	0.93	(0.28)	–	(0.28)	8.66	11.75	5,597	1.72	1.66	(D)	3.32
C	8.02	0.28	0.65	0.93	(0.28)	–	(0.28)	8.67	11.73	117,699	1.67	1.66	(D)	3.31
I	8.03	0.36	0.65	1.01	(0.36)	–	(0.36)	8.68	12.83	78,183	0.67	0.66	(D)	4.31

For the Year Ended October 31, 2011 (E)
A	$8.47	$0.44	$(0.46)	$(0.02)	$(0.44)	$–	$(0.44)	$8.01	0.03%	$177,569	0.94%	0.93	%(D)	5.58%
B	8.47	0.38	(0.46)	(0.08)	(0.38)	–	(0.38)	8.01	(0.72)	5,739	1.75	1.68	(D)	4.84
C	8.48	0.38	(0.46)	(0.08)	(0.38)	–	(0.38)	8.02	(0.72)	103,439	1.70	1.68	(D)	4.83
I	8.49	0.46	(0.46)	–	(0.46)	–	(0.46)	8.03	0.28	69,575	0.70	0.68	(D)	5.82

For the Year Ended October 31, 2010 (E)
A	$8.02	$0.45	$0.45	$0.90	$(0.45)	$–	$(0.45)	$8.47	11.56%	$238,332	0.92%	0.92	%(F)	5.49%
B	8.01	0.38	0.47	0.85	(0.39)	–	(0.39)	8.47	10.82	7,475	1.72	1.72	(F)	4.68
C	8.02	0.39	0.46	0.85	(0.39)	–	(0.39)	8.48	10.85	128,723	1.68	1.68	(F)	4.72
I	8.03	0.47	0.46	0.93	(0.47)	–	(0.47)	8.49	11.93	81,795	0.68	0.68	(F)	5.72

For the Year Ended October 31, 2009 (E)
A	$7.27	$0.42	$0.76	$1.18	$(0.43)	$–	$(0.43)	$8.02	16.93%	$222,328	0.92%	0.85%		5.81%
B	7.26	0.36	0.76	1.12	(0.37)	–	(0.37)	8.01	16.00	7,523	1.75	1.68		4.97
C	7.27	0.37	0.75	1.12	(0.37)	–	(0.37)	8.02	16.04	111,097	1.69	1.62		5.04
I	7.27	0.44	0.76	1.20	(0.44)	–	(0.44)	8.03	17.30	70,162	0.69	0.62		6.04

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.65%, 1.65% and 0.65% for Class A, Class B, Class C and Class I, respectively.
(E)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(F)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.70%, 1.66% and 0.66% for Class A, Class B, Class C and Class I, respectively.

See Portfolio Turnover information on the next page.

25

The Hartford Municipal Opportunities Fund
Financial Highlights – (continued)

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	37%
For the Year Ended October 31, 2012	51
For the Year Ended October 31, 2011	41
For the Year Ended October 31, 2010	15
For the Year Ended October 31, 2009	26

26

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Municipal Opportunities Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Municipal Opportunities Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 18, 2013

27

The Hartford Municipal Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

28

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

29

The Hartford Municipal Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Municipal Opportunities Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

31

The Hartford Municipal Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios, including expenses not subject to cap, multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$958.50	$4.50	$1,000.00	$1,020.61	$4.64	0.91%	184	365
Class B	$1,000.00	$954.80	$8.19	$1,000.00	$1,016.83	$8.44	1.66	184	365
Class C	$1,000.00	$954.90	$8.16	$1,000.00	$1,016.86	$8.42	1.66	184	365
Class I	$1,000.00	$959.80	$3.25	$1,000.00	$1,021.89	$3.35	0.66	184	365

32

The Hartford Municipal Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Municipal Opportunities Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

33

The Hartford Municipal Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

34

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012. The Board noted that in response to a request from the Board HFMC had agreed to temporarily waive 0.05% of its contractual management fee for the Fund and temporarily lower the Fund’s annual renewable expense cap on each share class by 0.05% from November 1, 2013 through October 31, 2014.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information

35

The Hartford Municipal Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

36

The Hartford Municipal Opportunities Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Muni Bond Risk: Municipal securities are subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), call risk (the risk that an investment may be redeemed early), and risks related to changes in the tax-exempt status of the securities.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

AMT Risk: Income from the Fund may be subject to income tax, including the Alternative Minimum Tax.

37

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-MO13 12/13 113994-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD QUALITY BOND FUND 2013 Annual Report

The Hartford Quality Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Quality Bond Fund inception 11/30/2012

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

Performance Overview 11/30/12 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 10/31/13)

Since Inception▲
Quality Bond A#	-1.29%
Quality Bond A##	-5.73%
Quality Bond C#	-1.99%
Quality Bond C##	-5.88%
Quality Bond I#	-1.14%
Quality Bond R3#	-1.69%
Quality Bond R4#	-1.43%
Quality Bond R5#	-1.16%
Quality Bond Y#	-1.13%
Barclays U.S. Aggregate Bond Index	-1.24%

▲	Inception: 11/30/2012
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Quality Bond Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Quality Bond Class A	0.90%	1.00%
Quality Bond Class C	1.65%	1.75%
Quality Bond Class I	0.65%	0.75%
Quality Bond Class R3	1.20%	1.30%
Quality Bond Class R4	0.90%	1.00%
Quality Bond Class R5	0.60%	0.70%
Quality Bond Class Y	0.55%	0.60%

*	As of the Fund's current prospectus dated November 30, 2012. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the period November 30, 2012 (commencement of operations) through October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses as of the date of the Fund's most recent prospectus and reflect contractual expense waivers/reimbursements in instances when these reductions reduce the Fund's gross expenses. Certain contractual waivers/reimbursements remain in effect until February 28, 2014. Other contractual waivers/reimbursements remain in effect until February 28, 2014, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Michael F. Garrett
Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Quality Bond Fund returned -1.29%, before sales charge, for the period November 30, 2012 (commencement of operations) to October 31, 2013, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned -1.24% for the same period. The Fund also underperformed the -0.15% average return of the Lipper U.S. Mortgage Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income risk assets experienced mixed performance with major global government bond yields increasing over the twelve-month period. Japanese yields were a notable exception as yields continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected caused increased volatility in financial markets in May and June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data. Peripheral European spreads (especially in Ireland, Spain, and Italy) continued to tighten through the period.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Most spread sectors posted positive absolute returns and outpaced duration-equivalent government bonds, driven by signs of economic recovery across major economies, especially the Eurozone, China, Australia, and UK.

The Fund underperformed its benchmark during the period due largely to sector allocation. The Fund was negatively impacted during the period by the overweight in agency mortgage backed securities (MBS), implemented through the use of forward settling to-be-announced (TBA) securities and cash bonds. Changes in the Federal Reserve’s purchase expectations strongly impacted the sector during May and June, creating volatility during the period. Although MBS spreads recovered, finishing near their best levels of the year, the underperformance seen during the May and June period had a significant adverse impact on the Fund’s results in ways from which it was difficult to fully recover as the market rebounded. Sectors that trade with spread relationships based on the MBS sector, such as the Federal National Mortgage Association (FNMA) multi-family Deligated Underwriting Service (DUS) and commercial mortgage backed securities (CMBS), witnessed similar behavior, and negatively impacted relative results. Finally, the Fund’s overweight to 30-year Government National Mortgage Association (GNMA) mortgages also negatively impacted performance, as overseas demand, which was anticipated to support prices in this sector, failed to materialize. Our exposure to non-agency residential mortgage backed securities (RMBS), and in particular high quality Prime bonds, enhanced performance during the period, as improving fundamentals and strong technicals drove

3

The Hartford Quality Bond Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

performance in the sector. The Fund’s allocation to Consumer asset backed securities (ABS), another credit sector, also contributed to relative results, but to a lesser extent. The Fund’s strategically short duration position versus the index, implemented through positioning in cash bonds and the use of exchange-traded government bond futures, helped relative performance during the period, as higher rates impacted virtually all fixed income products.

What is the outlook?

We believe MBS valuations look fair to slightly rich, with spreads modestly below their long-term averages. We continue to believe that MBS offer strong, long term value as the income they generate and their shorter duration will offset the potential for near-term underperformance over time. We may see bouts of spread volatility as the market grapples with Federal Reserve asset purchase plans. However, with a positive backdrop of decreasing supply and prepayment risk, we would regard episodes of meaningful spread widening as opportunities to add MBS exposure.

We continue to maintain a constructive outlook on the non-agency RMBS sector due to strong housing fundamentals and a favorable technical backdrop. Going forward, we expect positive home price appreciation, but at a slower pace due both to seasonality and to reflect the rapid pace of recovery seen over the past few years. Tapering remains on the horizon, and prices will likely be data dependent, but we believe the market can withstand the likely rise in rates. We believe RMBS will provide attractive loss-adjusted yields compared with other fixed income sectors.

We believe CMBS valuations remain attractive, but we are cautious that economic information may drive spread volatility now that Fed taper expectations have been pushed further out. We continue to monitor the impact of rising rates on commercial real estate fundamentals, but remain constructive on the near term outlook for collateral performance.

As of the end of the period, the Fund maintained a neutral duration posture and was most overweight to MBS and most underweight to Treasuries relative to the index.

Distribution by Credit Quality
as of October 31, 2013
Credit Rating *	Percentage of Net Assets
Aaa / AAA	9.1%
Aa / AA	5.2
A	3.8
Baa / BBB	1.4
B	0.7
Caa / CCC or Lower	7.0
Unrated	1.5
U.S. Government Agencies and Securities	69.2
Non-Debt Securities and Other Short-Term Instruments	53.8
Other Assets and Liabilities	(51.7)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like Short-Term Instruments and U.S. Government Agencies and Securities) for which Moody’s and S&P have not issued long-term credit ratings. Although Moody's and S&P individually rate U.S. Government Agencies and Securities, these securities are included in the "U.S. Government Agencies and Securities" category for the purposes of the table.

Diversification by Security Type

as of October 31, 2013

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	28.7%
U.S. Government Agencies	68.1
U.S. Government Securities	1.1
Total	97.9%
Short-Term Investments	53.8%
Other Assets and Liabilities	(51.7)
Total	100.0%

4

The Hartford Quality Bond Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.7%
Finance and Insurance - 27.9%
	Captive Auto Finance - 6.6%
	Ally Automotive Receivables Trust
$60	3.38%, 09/15/2017 ■	$61
	Ally Master Owner Trust
250	1.72%, 07/15/2019	251
	American Credit Acceptance Receivables
186	1.64%, 11/15/2016 ■	186
	AmeriCredit Automobile Receivables Trust
60	2.76%, 05/09/2016 ‡	61
250	3.38%, 04/09/2018 ‡	257
250	4.98%, 01/08/2018 ‡	262
	CarMax Automotive Owner Trust
65	3.96%, 06/15/2016	66
	Residential Funding Mortgage Securities
204	5.75%, 01/25/2036 ‡	166
	Santander Drive Automotive Receivables Trust
150	2.50%, 12/15/2015 ‡	151
153	2.90%, 05/16/2016 ‡	155
100	3.82%, 08/15/2017 ‡	103
		1,719
	Real Estate Credit (Mortgage Banking) - 21.3%
	Bear Stearns Commercial Mortgage Securities, Inc.
203	4.67%, 06/11/2041 ‡	212
	CFC LLC
64	1.65%, 07/17/2017 ■‡	63
	Commercial Mortgage Pass-Through Certificates
230	5.12%, 06/10/2044 ‡	244
	First Horizon Mortgage Pass-Through Trust
275	2.52%, 08/25/2037 Δ	227
	First Investors Automotive Owner Trust
150	2.47%, 05/15/2018 ■	152
	FREMF Mortgage Trust
153	3.61%, 11/25/2046 ■‡Δ	154
200	4.69%, 10/25/2030 ■‡Δ	204
	Goldman Sachs Mortgage Securities Corp.
230	3.38%, 05/10/2045 ‡	233
	Goldman Sachs Mortgage Securities Trust
80	2.77%, 11/10/2045 ‡	76
	Greenwich Capital Commercial Funding Corp.
241	5.44%, 03/10/2039 ‡Δ	267
	GS Mortgage Securities Trust
130	3.14%, 06/10/2046	126
	GSR Mortgage Loan Trust
224	2.71%, 04/25/2036 Δ	188
	HLSS Servicer Advance Receivables
210	1.99%, 10/15/2045 ■	211
	Indymac Index Mortgage Loan Trust
117	2.95%, 06/25/2036 ‡Δ	87
90	5.28%, 08/25/2036 ‡Δ	88
	JP Morgan Chase Commercial Mortgage Securities Corp.
205	2.84%, 12/15/2047 ‡	196
75	2.96%, 04/15/2046 ‡	72
	LB-UBS Commercial Mortgage Trust
90	5.37%, 09/15/2039 ‡Δ	99
	Morgan Stanley BAML Trust
100	3.97%, 07/15/2046 ‡	104
	Morgan Stanley Dean Witter Capital I
107	1.70%, 03/25/2033 ‡Δ	101
	Morgan Stanley Re-Remic Trust
450	5.99%, 08/15/2045 ■‡Δ	497
	Residential Accredit Loans, Inc.
281	3.64%, 09/25/2035 ‡Δ	231
	RFMSI Trust
220	2.93%, 09/25/2035 ‡Δ	206
274	3.35%, 02/25/2036 ‡Δ	239
	Springleaf Mortgage Loan Trust
200	2.31%, 06/25/2058 ■	194
155	3.52%, 12/25/2065 ■	152
	UBS-Barclays Commercial Mortgage Trust
46	3.18%, 03/10/2046 ‡Δ	44
	Washington Mutual Mortgage Pass-Through
49	0.33%, 02/25/2037 ‡Δ	33
228	5.50%, 03/25/2035	205
	Wells Fargo Mortgage Backed Securities Trust
181	2.63%, 10/25/2036 Δ	165
252	2.64%, 10/25/2036 ‡Δ	222
253	2.66%, 10/25/2036 ‡Δ	232
		5,524
		7,243
Transportation Equipment Manufacturing - 0.8%
	Other Transportation Equipment Manufacturing - 0.8%
	TAL Advantage LLC
210	2.83%, 02/22/2038 ■	204

	Total asset & commercial mortgage backed securities
	(cost $7,383)	$7,447

U.S. GOVERNMENT AGENCIES - 68.1%
	FHLMC - 12.9%
$3,700	1.67%, 08/25/2040 ►	$290
695	1.71%, 07/25/2041 ►	83
2,250	1.81%, 11/25/2040 Δ	267
1,000	3.00%, 11/15/2043 ☼	982
810	3.50%, 11/15/2043 ☼	828
850	4.00%, 11/15/2043 ☼	892
		3,342
	FNMA - 37.3%
493	2.71%, 12/01/2027 ‡	439
371	2.95%, 01/01/2028 ‡	338
2,265	3.00%, 11/15/2028 - 11/15/2043 ☼	2,277
3,100	3.50%, 12/15/2025 - 12/15/2043 ☼	3,224
1,488	4.00%, 11/15/2028 - 11/15/2043 ‡☼	1,573
1,416	4.50%, 08/01/2041 - 11/15/2043 ‡	1,518
270	5.50%, 11/15/2043 ☼	295
		9,664

The accompanying notes are an integral part of these financial statements.

5

The Hartford Quality Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT AGENCIES - 68.1% - (continued)
	GNMA - 17.9%
$900	3.50%, 11/15/2043 ☼		$935
600	4.00%, 11/15/2043 - 11/30/2043 ☼		639
648	4.50%, 11/15/2039 - 09/20/2041 ‡☼		702
500	5.00%, 12/15/2043 ☼		544
146	5.50%, 04/15/2039 - 08/15/2039 ‡		160
1,506	6.00%, 07/15/2037 - 09/15/2040 ‡		1,665
			4,645
	Total U.S. government agencies
	(cost $17,722)		$17,651

U.S. GOVERNMENT SECURITIES - 1.1%
U.S. Treasury Securities - 1.1%
	U.S. Treasury Notes - 1.1%
$100	1.38%, 09/30/2018 ‡		$100
200	1.75%, 05/15/2023 ‡		187
			287
	Total U.S. government securities
	(cost $285)		$287

	Total long-term investments
	(cost $25,390)		$25,385

SHORT-TERM INVESTMENTS - 53.8%
Repurchase Agreements - 53.8%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,133, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $1,156)
$1,133	0.10%, 10/31/2013		$1,133
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $392, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $400)
392	0.09%, 10/31/2013		392
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,817, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $1,854)
1,817	0.08%, 10/31/2013		1,817
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $5,153,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$5,256)
5,153	0.09%, 10/31/2013‡		5,153
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $2,078, collateralized by
FHLMC 2.50% - 7.50%, 2026 - 2043,
FNMA 3.00% - 7.00%, 2026 - 2043,
GNMA 2.67% - 5.00%, 2024 - 2048, value
	of $2,119)
2,078	0.12%, 10/31/2013		2,078
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,226, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $1,251)
1,226	0.09%, 10/31/2013		1,226
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $2,159, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $2,206)
2,159	0.10%, 10/31/2013		2,159
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $11, collateralized by U.S. Treasury Note 0.63%, 2017, value of $11)
11	0.09%, 10/31/2013		11
			13,969
	Total short-term investments
	(cost $13,969)		$13,969

	Total investments
	(cost $39,359) ▲	151.7%	$39,354
	Other assets and liabilities	(51.7)%	(13,413)
	Total net assets	100.0%	$25,941

The accompanying notes are an integral part of these financial statements.

6

The Hartford Quality Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $39,361 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$234
Unrealized Depreciation	(241)
Net Unrealized Depreciation	$(7)

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $12,203 at October 31, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2013.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $2,078, which represents 8.0% of total net assets.

Securities Sold Short Outstanding at October 31, 2013

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FNMA TBA, 4.50%	$1,500	11/15/2043	$1,606	$(2)

At October 31, 2013, the aggregate value of these securities represents 6.2% of total net assets.

Futures Contracts Outstanding at October 31, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	15	12/19/2013	$1,906	$1,910	$4
U.S. Treasury 30-Year Bond Future	2	12/19/2013	270	270	–
U.S. Treasury 5-Year Note Future	7	12/31/2013	842	852	10
U.S. Treasury Ultra Long Term Bond Future	5	12/19/2013	705	720	15
					$29

* The number of contracts does not omit 000's.

Cash of $58 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2013.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Quality Bond Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$7,447	$–	$6,826	$621
U.S. Government Agencies	17,651	–	17,651	–
U.S. Government Securities	287	–	287	–
Short-Term Investments	13,969	–	13,969	–
Total	$39,354	$–	$38,733	$621
Futures *	29	29	–	–
Total	$29	$29	$–	$–
Liabilities:
Securities Sold Short	$1,606	$–	$1,606	$–
Total	$1,606	$–	$1,606	$–

♦	For the period ended October 31, 2013, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of November 30, 2012*	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$(1)	$1	†	$2	$636	$(17)	$—	$—	$621
Total	$—	$(1)	$1		$2	$636	$(17)	$—	$—	$621

*	Commenced operations on November 30, 2012.
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $1.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Quality Bond Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $25,390)	$25,385
Investments in repurchase agreements, at market value (cost $13,969)	13,969
Cash	58	*
Receivables:
Investment securities sold	7,028
Fund shares sold	8
Dividends and interest	45
Variation margin on financial derivative instruments	1
Other assets	65
Total assets	46,559
Liabilities:
Securities sold short, at market value (proceeds $1,604)	1,606
Payables:
Investment securities purchased	18,993
Investment management fees	2
Administrative fees	—
Distribution fees	1
Variation margin on financial derivative instruments	3
Accrued expenses	13
Total liabilities	20,618
Net assets	$25,941
Summary of Net Assets:
Capital stock and paid-in-capital	$26,404
Undistributed net investment income	19
Accumulated net realized loss	(504)
Unrealized appreciation of investments	22
Net assets	$25,941

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.82/$10.28
Shares outstanding	698
Net assets	$6,849
Class C: Net asset value per share	$9.79
Shares outstanding	229
Net assets	$2,239
Class I: Net asset value per share	$9.82
Shares outstanding	207
Net assets	$2,036
Class R3: Net asset value per share	$9.80
Shares outstanding	201
Net assets	$1,966
Class R4: Net asset value per share	$9.81
Shares outstanding	201
Net assets	$1,972
Class R5: Net asset value per share	$9.82
Shares outstanding	201
Net assets	$1,977
Class Y: Net asset value per share	$9.82
Shares outstanding	906
Net assets	$8,902

*	Cash of $58 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Quality Bond Fund
Statement of Operations
For the Period November 30, 2012 (commencement of operations) through October 31, 2013
(000’s Omitted)

Investment Income:
Interest	$306
Total investment income	306

Expenses:
Investment management fees	116
Administrative services fees
Class R3	4
Class R4	3
Class R5	2
Transfer agent fees
Class A	1
Class C	—
Class I	—
Class Y	—
Distribution fees
Class A	15
Class C	20
Class R3	9
Class R4	4
Custodian fees	3
Accounting services fees	3
Registration and filing fees	93
Board of Directors' fees	1
Audit fees	11
Other expenses	9
Total expenses (before waivers and fees paid indirectly)	294
Expense waivers	(113)
Custodian fee offset	—
Total waivers and fees paid indirectly	(113)
Total expenses, net	181
Net Investment Income	125
Net Realized Loss on Investments and Other Financial Instruments:
Net realized loss on investments	(370)
Net realized gain on securities sold short	28
Net realized loss on futures	(142)
Net Realized Loss on Investments and Other Financial Instruments	(484)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(5)
Net unrealized depreciation of securities sold short	(2)
Net unrealized appreciation of futures	29
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	22
Net Loss on Investments and Other Financial Instruments	(462)
Net Decrease in Net Assets Resulting from Operations	$(337)

The accompanying notes are an integral part of these financial statements.

10

The Hartford Quality Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

For the Period November 30, 2012* through October 31, 2013
Operations:
Net investment income	$125
Net realized loss on investments and other financial instruments	(484)
Net unrealized appreciation of investments and other financial instruments	22
Net Decrease in Net Assets Resulting from Operations	(337)
Distributions to Shareholders:
From net investment income
Class A	(34)
Class C	(2)
Class I	(13)
Class R3	(6)
Class R4	(10)
Class R5	(13)
Class Y	(60)
Total distributions	(138)
Capital Share Transactions:
Class A	6,970
Class C	2,288
Class I	2,071
Class R3	2,006
Class R4	2,009
Class R5	2,013
Class Y	9,059
Net increase from capital share transactions	26,416
Net Increase in Net Assets	25,941
Net Assets:
Beginning of period	—
End of period	$25,941
Undistributed (distribution in excess of) net investment income	$19

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Quality Bond Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Quality Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance

12

that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

13

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input (1)	Range (Weighted Average (2))	Fair Value at October 31, 2013
Asset & Commercial Mortgage Backed Securities:
Discounted cash flow	Internal rate of return	3.0% - 6.4% (4.6%)	$621
	Life expectancy (in months)	72 - 183 (110)
Total			$621

(1) Significant changes to any observable inputs may result in a significant change to the fair value.

(2) Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.

14

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

15

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of October 31, 2013.

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages

16

will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the  Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2013.

17

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$1	$—	$—	$—	$—	$—	$1
Total	$1	$—	$—	$—	$—	$—	$1

Liabilities:
Variation margin payable *	$3	$—	$—	$—	$—	$—	$3
Total	$3	$—	$—	$—	$—	$—	$3

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $29 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the period November 30, 2012 (commencement of operations) through October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the period November 30, 2012 (commencement of operations) through October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$(142)	$—	$—	$—	$—	$—	$(142)
Total	$(142)	$—	$—	$—	$—	$—	$(142)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$29	$—	$—	$—	$—	$—	$29
Total	$29	$—	$—	$—	$—	$—	$29

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed

18

securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

For the Year Ended October 31, 2013 *
Ordinary Income	$138

* Commenced operations on November 30, 2012.

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$19
Accumulated Capital Losses	(474)
Unrealized Depreciation *	(8)
Total Accumulated Deficit	$(463)

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent

19

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$32
Accumulated Net Realized Gain (Loss)	(20)
Capital Stock and Paid-in-Capital	(12)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$406
Long-Term Capital Loss Carryforward	68
Total	$474

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

20

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.500%
On next $500 million	0.450%
On next $1.5 billion	0.445%
On next $2.5 billion	0.440%
On next $5 billion	0.430%
Over $10 billion	0.420%

HFMC has contractually agreed to waive management fees of 0.05% of average daily net assets until February 28, 2014.

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC in connection with the 0.05% management fee waiver has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.90%	1.65%	0.65%	1.20%	0.90%	0.60%	0.55%

d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the period ended October 31, 2013, this amount, if any, is included in the Statement of Operations.

21

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

	Period Ended October 31, 2013
Class A	0.81	%*
Class C	1.56	*
Class I	0.55	*
Class R3	1.20	*
Class R4	0.90	*
Class R5	0.60	*
Class Y	0.55	*

*	From November 30, 2012 (commencement of operations) through October 31, 2013.

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the period November 30, 2012 (commencement of operations) through October 31, 2013, HFD received front-end load sales charges of $9 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the period November 30, 2012 (commencement of operations) through October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

22

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	86%
Class C	87
Class I	97
Class R3	100
Class R4	100
Class R5	100
Class Y	100

9.	Investment Transactions:

For the period November 30, 2012 (commencement of operations) through October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$284,862
Sales Proceeds Excluding U.S. Government Obligations	259,386
Cost of Purchases for U.S. Government Obligations	284

10.	Capital Share Transactions:

The following information is for the period November 30, 2012 (commencement of operations) through October 31, 2013:

	For the Period Ended October 31, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	722	4	(28)	698
Amount	$7,205	$34	$(269)	$6,970
Class C
Shares	236	—	(7)	229
Amount	$2,355	$2	$(69)	$2,288
Class I
Shares	206	1	—	207
Amount	$2,058	$13	$—	$2,071
Class R3
Shares	200	1	—	201
Amount	$2,000	$6	$—	$2,006
Class R4
Shares	200	1	—	201
Amount	$2,000	$9	$—	$2,009
Class R5
Shares	200	1	—	201
Amount	$2,000	$13	$—	$2,013
Class Y
Shares	900	6	—	906
Amount	$8,999	$60	$—	$9,059
Total
Shares	2,664	14	(35)	2,643
Amount	$26,617	$137	$(338)	$26,416

23

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the period November 30, 2012 (commencement of operations) through October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

25

The Hartford Quality Bond Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

From November 30, 2012 (commencement of operations), through October 31, 2013
A(D)	$10.00	$0.05	$(0.18)	$(0.13)	$(0.05)	$–	$(0.05)	$9.82	(1.29	)%(E)	$6,849	1.28	%(F)	0.81	%(F)	0.52	%(F)
C(D)	10.00	(0.02)	(0.18)	(0.20)	(0.01)	–	(0.01)	9.79	(1.99	)(E)	2,239	2.03	(F)	1.56	(F)	(0.23	)(F)
I(D)	10.00	0.07	(0.18)	(0.11)	(0.07)	–	(0.07)	9.82	(1.14	)(E)	2,036	1.03	(F)	0.55	(F)	0.76	(F)
R3(D)	10.00	0.01	(0.18)	(0.17)	(0.03)	–	(0.03)	9.80	(1.69	)(E)	1,966	1.72	(F)	1.20	(F)	0.12	(F)
R4(D)	10.00	0.04	(0.18)	(0.14)	(0.05)	–	(0.05)	9.81	(1.43	)(E)	1,972	1.42	(F)	0.90	(F)	0.41	(F)
R5(D)	10.00	0.07	(0.19)	(0.12)	(0.06)	–	(0.06)	9.82	(1.16	)(E)	1,977	1.12	(F)	0.60	(F)	0.71	(F)
Y(D)	10.00	0.07	(0.18)	(0.11)	(0.07)	–	(0.07)	9.82	(1.13	)(E)	8,902	1.02	(F)	0.55	(F)	0.76	(F)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Commenced operations on November 30, 2012.
(E)	Not annualized.
(F)	Annualized.

Portfolio Turnover Rate for All Share Classes
From November 30, 2012 (commencement of operations), through October 31, 2013	83%

26

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Quality Bond Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from November 30, 2012 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Quality Bond Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 30, 2012 (commencement of operations) to October 31, 2013, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 18, 2013

27

The Hartford Quality Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

28

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

29

The Hartford Quality Bond Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Quality Bond Fund
Federal Tax Information (Unaudited)

For the period ended October 31, 2013, there is no further federal tax information required for this Fund.

31

The Hartford Quality Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$974.00	$4.04	$1,000.00	$1,021.12	$4.13	0.81%	184	365
Class C	$1,000.00	$970.20	$7.80	$1,000.00	$1,017.29	$7.98	1.57	184	365
Class I	$1,000.00	$975.30	$2.79	$1,000.00	$1,022.38	$2.85	0.56	184	365
Class R3	$1,000.00	$972.10	$5.96	$1,000.00	$1,019.16	$6.11	1.20	184	365
Class R4	$1,000.00	$973.60	$4.48	$1,000.00	$1,020.67	$4.58	0.90	184	365
Class R5	$1,000.00	$975.10	$2.99	$1,000.00	$1,022.18	$3.06	0.60	184	365
Class Y	$1,000.00	$975.30	$2.74	$1,000.00	$1,022.43	$2.80	0.55	184	365

32

The Hartford Quality Bond Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Reverse Repurchase Agreements and Dollar Rolls Risk: Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the repurchase price. These investments may also subject the Fund to the risk that the counterparty will not fulfill its obligations.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

33

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-QB13 12/13 113996-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD SHORT DURATION FUND 2013 Annual Report

The Hartford Short Duration Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Short Duration Fund inception 10/31/2002
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide current income and long-term total return.

Performance Overview 10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
Short Duration A#	1.20%	4.15%	2.90%
Short Duration A##	-0.83%	3.73%	2.70%
Short Duration B#	1.60%	3.89%	2.34	%*
Short Duration B##	-3.39%	3.54%	2.34	%*
Short Duration C#	0.44%	3.38%	2.14%
Short Duration C##	-0.55%	3.38%	2.14%
Short Duration I#	1.48%	4.41%	3.03%
Short Duration R3#	0.90%	4.24%	3.10	%†
Short Duration R4#	1.20%	4.39%	3.17	%†
Short Duration R5#	1.51%	4.50%	3.23	%†
Short Duration Y#	1.55%	4.52%	3.23	%†
Barclays 1-3 Years US Government/Credit Index	0.77%	2.51%	2.97%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
†	Rates shown are since inception date of Class Y shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 2.00% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/26/10.  Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.   Class R3, R4 and R5 shares commenced operations on 9/30/11.  Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.  Class Y shares commenced operations on 11/28/03.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays 1-3 Years U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year U.S. Government/Credit Index includes securities in the 1-3 year maturity range in the U.S. Government/Credit Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Short Duration Fund

Manager Discussion

October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Short Duration Class A	0.85%	0.86%
Short Duration Class B	1.60%	1.72%
Short Duration Class C	1.60%	1.60%
Short Duration Class I	0.58%	0.58%
Short Duration Class R3	1.15%	1.23%
Short Duration Class R4	0.85%	0.93%
Short Duration Class R5	0.55%	0.62%
Short Duration Class Y	0.50%	0.50%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Timothy E. Smith
Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Short Duration Fund returned 1.20%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the Barclays 1-3 Years U.S. Government/Credit Index, which returned 0.77% for the same period. The Fund also outperformed the 0.83% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures, also dominated headlines. Fixed income risk assets experienced mixed performance with major global government bond yields increasing over the twelve-month period. Japanese yields were a notable exception as yields continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected caused increased volatility in financial markets in May and June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data. Peripheral European spreads (especially in Ireland, Spain, and Italy) continued to tighten through the period.

The U.S. Treasury yield curve steepened over the twelve-month period as short term yields were flat to slightly down while longer-term yields rose. Many of the major fixed income sectors, with the exception of commercial mortgage backed securities (CMBS), high yield, and bank loans, posted negative absolute returns due to the rise in rates. Most sectors outperformed Treasuries on a duration-adjusted basis as credit spreads tightened.

Our out-of-benchmark allocation to bank loans and overweight allocation to investment grade corporates, especially financials, were the top contributors to benchmark-relative outperformance. An overweight allocation to high yield also contributed to relative performance. Our allocation to the agency mortgage backed securities (MBS) sector was additive, as the Fed’s continued support boosted performance in this sector. Exposures to both CMBS and asset backed securities (ABS) were also favorable for relative results. Yield curve positioning relative to the benchmark detracted from performance over the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

U.S. economic momentum remained positive at the end of the period but Fed tapering and the U.S. fiscal debate create uncertainty. We believe the Fed will maintain an easy policy with low interest rates and asset purchases over the near

3

The Hartford Short Duration Fund

Manager Discussion – (continued)

October 31, 2013 (Unaudited)

term. We positioned the Fund with the expectation of moderate economic growth, while also maintaining a shorter duration bias. We continue to maintain an overweight to investment grade credit and favor U.S. financials. We also maintain exposure to consumer ABS, CMBS, and MBS and we continue to hold high yield and bank loans.

As of the end of the period, we continued to be positioned with an underweight to the U.S. government sector, as we believe that there are more compelling opportunities in other sectors. As of October 31, 2013, we were overweight in the investment grade credit sector due to strong credit fundamentals. Within investment grade corporates, we continued to favor U.S. financial companies, which have de-levered significantly. We continued to maintain our allocation to agency MBS based on its strong liquidity and income advantage over U.S. Treasuries. In the CMBS market, we continued to believe that there is strong collateralization in senior CMBS tranches while valuations and long-term fundamentals remained attractive. We held senior tranches of CMBS deals. We expect steady collateral performance in the consumer ABS sectors. Within ABS, we favored short, high quality auto, credit card, and equipment securities. Lastly, as of the end of the period we held a modest position in high yield corporate bonds and a significant allocation to bank loans based on strong fundamentals and attractive valuations.

Distribution by Credit Quality

as of October 31, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	17.5%
Aa / AA	6.3
A	19.8
Baa / BBB	25.5
Ba / BB	12.7
B	9.0
Caa / CCC or Lower	0.1
Unrated	0.5
U.S. Government Agencies and Securities	9.7
Non-Debt Securities and Other Short-Term Instruments	2.7
Other Assets and Liabilities	(3.8)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like Short-Term Instruments and U.S. Government Agencies and Securities) for which Moody’s and S&P have not issued long-term credit ratings. Although Moody's and S&P individually rate U.S. Government Agencies and Securities, these securities are included in the "U.S. Government Agencies and Securities" category for the purposes of the table.

Diversification by Security Type

as of October 31, 2013

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	21.1%
Corporate Bonds	50.6
Municipal Bonds	0.7
Senior Floating Rate Interests	19.0
U.S. Government Agencies	6.1
U.S. Government Securities	3.6
Total	101.1%
Short-Term Investments	2.7%
Other Assets and Liabilities	(3.8)
Total	100.0%

4

The Hartford Short Duration Fund

Schedule of Investments

October 31, 2013

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 21.1%
Computer and Electronic Product Manufacturing - 0.2%
	Computer and Peripheral Equipment Manufacturing - 0.2%
	SBA Tower Trust
$1,310	2.93%, 12/15/2017 ■	$1,350

Finance and Insurance - 19.3%
	Captive Auto Finance - 4.7%
	Ally Automotive Receivables Trust
1,700	0.70%, 12/21/2015	1,702
1,000	2.29%, 11/16/2015 ■	1,009
1,500	3.29%, 03/15/2015 ■	1,506
	Ally Master Owner Trust
1,280	1.00%, 02/15/2018	1,280
1,975	1.21%, 06/15/2017	1,987
2,695	1.54%, 09/15/2019	2,677
	AmeriCredit Automobile Receivables Trust
2,775	0.62%, 06/08/2017	2,771
	Carmax Automotive Owner Trust
395	1.50%, 08/15/2018	394
	Credit Acceptance Automotive Loan Trust
1,650	1.50%, 04/15/2021 ■	1,650
1,115	2.20%, 09/16/2019 ■	1,125
	Ford Credit Automotive Owner Trust
2,500	2.62%, 10/15/2016	2,564
	Ford Credit Floorplan Master Owner Trust
2,900	0.74%, 09/15/2016	2,903
	Harley-Davidson Motorcycle Trust
500	1.99%, 01/15/2016	501
	Hyundai Automotive Receivables Trust
650	1.65%, 02/15/2017	657
2,100	2.27%, 02/15/2017	2,142
	M&T Bank Automotive Receivables Trust
1,595	1.57%, 01/15/2017 ■	1,615
	Mercedes-Benz Master Owner Trust
1,560	0.79%, 11/15/2017 ■	1,559
	Motor plc
345	1.29%, 02/25/2020 ■	345
	Nissan Automotive Lease Trust
770	0.75%, 12/15/2015	770
	Prestige Automotive Receivables Trust
376	1.23%, 12/15/2015 ■	377
	SNAAC Automotive Receivables Trust
479	1.14%, 07/16/2018 ■	479
	Volvo Financial Equipment LLC
1,567	0.91%, 08/17/2015 ■	1,570
	World Omni Automotive Receivables Trust
1,500	2.33%, 09/15/2016	1,526
		33,109
	Credit Card Issuing - 0.8%
	American Express Credit Account Master Trust
2,072	0.77%, 05/15/2018	2,072
	Citibank Omni Master Trust
2,000	2.92%, 08/15/2018 ■Δ	2,038
	Master Credit Card Trust
1,365	0.78%, 04/21/2017 ■	1,364
		5,474
	Other Financial Investment Activities - 0.4%
	Apidos CLO
2,250	1.37%, 04/15/2025 ■Δ	2,214
	Carlyle Global Market Strategies
870	1.42%, 04/18/2025 ■Δ	859
		3,073
	Other Investment Pools and Funds - 0.2%
	New York City Tax Lien
1,210	1.19%, 11/10/2026 ■	1,210

	Real Estate Credit (Mortgage Banking) - 13.2%
	Accredited Mortgage Loan Trust
1,151	0.51%, 01/25/2035 Δ	1,120
	Aegis Asset Backed Securities Trust
1,212	0.72%, 09/25/2034 Δ	1,201
	Atrium CDO Corp.
1,860	1.40%, 07/16/2025 ■Δ	1,830
	Babson CLO Ltd.
2,750	1.31%, 04/20/2025 ■Δ	2,705
	Bayview Commercial Asset Trust
5,911	3.00%, 01/25/2037 ■►	44
6,102	11.16%, 09/25/2037 ■►	467
	CBA Commercial Small Balance Commercial Mortgage
5,005	5.90%, 01/25/2039 ■►	30
	CFCRE Commercial Mortgage Trust
1,500	3.76%, 04/15/2044 ■	1,579
	Chesapeake Funding LLC
975	0.63%, 01/07/2025 ■Δ	972
980	0.93%, 11/07/2023 ■Δ	982
	Chrysler Capital Automotive Rec Trust
975	0.91%, 09/15/2016 ■	976
	CIFC Funding Ltd.
2,125	1.43%, 04/16/2025 ■Δ	2,091
	Citigroup Commercial Mortgage Trust
1,907	0.69%, 09/10/2045	1,898
	Commercial Mortgage Pass-Through Certificates
1,016	0.67%, 11/15/2045	1,010
1,370	0.70%, 10/15/2045	1,359
1,024	0.82%, 08/15/2045	1,021
1,249	1.34%, 07/10/2045	1,254
2,422	3.16%, 07/10/2046 ■	2,501
	Community or Commercial Mortgage Trust
1,428	1.28%, 08/10/2046	1,431
	Countrywide Asset-Backed Certificates
2,474	0.80%, 03/25/2035 Δ	2,465
	DBUBS Mortgage Trust
3,002	0.85%, 01/01/2021 ■►	116
1,345	3.64%, 08/10/2044	1,419
2,429	3.74%, 11/10/2046 ■	2,554
	Dryrock Issuance Trust
955	0.51%, 07/16/2018 Δ	959
	First Franklin Mortgage Loan Trust
697	0.60%, 05/25/2035 Δ	687
	First Investors Automotive Owner Trust
2,250	1.23%, 03/15/2019 ■	2,254

The accompanying notes are an integral part of these financial statements.

5

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2013

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 21.1% - (continued)
Finance and Insurance - 19.3% - (continued)
	Real Estate Credit (Mortgage Banking) - 13.2% - (continued)
	Ford Credit Automotive Lease Trust
$560	0.76%, 09/15/2016	$560
	Ford Credit Floorplan Master Owner Trust
1,070	0.73%, 06/15/2020 Δ	1,071
	GE Dealer Floorplan Master Note Trust
2,000	0.61%, 10/20/2017 Δ	2,000
2,120	0.74%, 02/20/2017 Δ	2,125
	Goldman Sachs Mortgage Securities Corp. II
1,500	5.55%, 04/10/2038	1,625
	Goldman Sachs Mortgage Securities Trust
1,367	0.66%, 11/10/2045	1,363
	Granite Master Issuer plc
1,630	0.25%, 12/20/2054 Δ	1,605
4,619	0.37%, 12/20/2054 Δ	4,547
	GS Mortgage Securities Trust
876	1.21%, 07/10/2046	877
	Hasco HIM Trust
47	0.00%, 12/26/2035 ■●	—
	HLSS Servicer Advance Receivables
695	1.99%, 10/15/2045 ■	699
885	2.29%, 01/15/2048 ■	875
	JP Morgan Chase Commercial Mortgage Securities Corp.
580	0.71%, 10/15/2045 Δ	578
1,675	1.30%, 01/15/2046	1,683
950	3.36%, 11/13/2044 ■	999
2,784	3.85%, 06/15/2043 ■	2,888
400	4.93%, 09/12/2037	401
10	4.96%, 08/15/2042	10
1,391	5.75%, 06/12/2041 Δ	1,420
	Long Beach Asset Holdings Corp.
180	0.00%, 04/25/2046 ■●	—
	Merrill Lynch Mortgage Trust
1,000	6.04%, 06/12/2050 Δ	1,024
	Merrill Lynch/Countrywide Commercial Mortgage Trust
123	5.11%, 12/12/2049	124
	Morgan Stanley BAML Trust
653	0.66%, 11/15/2045	650
	Morgan Stanley Capital I
1,400	3.22%, 07/15/2049	1,468
1,500	3.88%, 09/15/2047 ■	1,581
2,090	4.97%, 04/14/2040	2,123
2,089	5.11%, 06/15/2040	2,126
	Morgan Stanley Re-Remic Trust
2,253	1.00%, 03/29/2051 ■	2,231
	National Credit Union Administration
638	1.60%, 10/29/2020	644
	Octagon Investment Partners
2,500	1.39%, 07/17/2025 ■Δ	2,460
	OHA Intrepid Leveraged Loan Fund Ltd.
1,651	1.16%, 04/20/2021 ■Δ	1,647
	Renaissance Home Equity Loan Trust
108	0.00%, 04/25/2037 ■●	—
	Residential Asset Securities Corp.
218	0.40%, 01/25/2036 Δ	215
	Silverstone Master Issuer plc
415	1.79%, 01/21/2055 ■Δ	422
	Springleaf Mortgage Loan Trust
762	1.27%, 06/25/2058 ■	753
	Structured Asset Investment Loan Trust
613	0.74%, 04/25/2035 Δ	604
	UBS Commercial Mortgage Trust
1,661	1.03%, 05/10/2045	1,668
	UBS-Barclays Commercial Mortgage Trust
2,221	0.73%, 08/10/2049	2,215
	Voyager Countrywide Delaware Trust
100	7.72%, 11/26/2035 ■○	104
	Wachovia Bank Commercial Mortgage Trust
104	4.50%, 10/15/2041	105
2,000	4.80%, 10/15/2041	2,056
1,105	4.94%, 04/15/2042	1,152
2,575	5.47%, 12/15/2044 Δ	2,755
1,500	5.48%, 04/15/2047	1,540
	Westlake Automobile Receivables Trust
1,200	1.12%, 07/15/2015 ■	1,201
	WF-RBS Commercial Mortgage Trust
2,297	0.67%, 11/15/2045	2,275
		93,394
		136,260
Real Estate, Rental and Leasing - 0.8%
	Automotive Equipment Rental and Leasing - 0.8%
	ARI Fleet Lease Trust
828	0.47%, 01/15/2021 ■Δ	828
	Enterprise Fleet Financing LLC
2,767	0.72%, 04/20/2018 ■	2,767
1,894	1.90%, 10/20/2016 ■	1,903
		5,498
Transportation Equipment Manufacturing - 0.8%
	Railroad Rolling Stock Manufacturing - 0.8%
	GE Equipment Transportation LLC
2,051	0.62%, 07/25/2016	2,050
2,500	0.92%, 09/25/2017	2,500
678	0.99%, 11/23/2015	680
		5,230
	Total asset & commercial mortgage backed securities
	(cost $149,472)	$148,338

CORPORATE BONDS - 50.6%
Accommodation and Food Services - 0.6%
	Traveler Accommodation - 0.6%
	Wynn Las Vegas LLC
$3,850	7.88%, 11/01/2017	$4,004

Arts, Entertainment and Recreation - 1.3%
	Cable and Other Subscription Programming - 1.3%
	Comcast Corp.
1,000	5.85%, 11/15/2015	1,103
	DirecTV Holdings LLC
915	1.75%, 01/15/2018	894
2,681	2.40%, 03/15/2017	2,727

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 50.6% - (continued)
Arts, Entertainment and Recreation - 1.3% - (continued)
	Cable and Other Subscription Programming - 1.3% - (continued)
	Echostar DBS Corp.
$725	7.13%, 02/01/2016	$801
	Time Warner Cable, Inc.
2,000	5.85%, 05/01/2017	2,203
	Viacom, Inc.
1,650	1.25%, 02/27/2015	1,660
		9,388
Beverage and Tobacco Product Manufacturing - 1.7%
	Beverage Manufacturing - 1.4%
	Anheuser-Busch InBev Worldwide, Inc.
3,730	1.38%, 07/15/2017	3,735
	Constellation Brands, Inc.
1,210	7.25%, 09/01/2016	1,381
	Diageo Capital plc
3,275	1.50%, 05/11/2017	3,292
	Molson Coors Brewing Co.
311	2.00%, 05/01/2017	315
	Pernod-Ricard S.A.
1,000	2.95%, 01/15/2017 ■	1,043
		9,766
	Tobacco Manufacturing - 0.3%
	Altria Group, Inc.
500	7.75%, 02/06/2014	509
	Lorillard Tobacco Co.
180	2.30%, 08/21/2017	182
	Reynolds American, Inc.
1,300	1.05%, 10/30/2015	1,302
		1,993
		11,759
Chemical Manufacturing - 0.3%
	Agricultural Chemical Manufacturing - 0.3%
	Yara International ASA
1,750	5.25%, 12/15/2014 ■	1,823

	Other Chemical and Preparation Manufacturing - 0.0%
	Ecolab, Inc.
375	1.45%, 12/08/2017	369
		2,192
Computer and Electronic Product Manufacturing - 0.6%
	Computer and Peripheral Equipment Manufacturing - 0.6%
	Hewlett-Packard Co.
4,000	2.60%, 09/15/2017	4,068

Fabricated Metal Product Manufacturing - 0.2%
	Other Fabricated Metal Product Manufacturing - 0.2%
	Masco Corp.
1,450	4.80%, 06/15/2015	1,515

Finance and Insurance - 32.6%
	Activities Related To Credit Banking - 0.4%
	Total System Services Inc
725	2.38%, 06/01/2018	713
	Western Union Co
430	2.38%, 12/10/2015	440
	Western Union Co.
1,250	1.26%, 08/21/2015 Δ	1,255
		2,408
	Agencies, Brokerages and Other Insurance - 0.1%
	Marsh & McLennan Cos., Inc.
770	2.55%, 10/15/2018	782

	Captive Auto Finance - 2.3%
	American Honda Finance Corp.
3,000	1.13%, 10/07/2016	3,016
675	1.60%, 02/16/2018 ■	669
	Ford Motor Credit Co. LLC
1,700	1.52%, 05/09/2016 Δ	1,723
3,500	2.38%, 01/16/2018	3,520
	Harley-Davidson Financial Services, Inc.
1,385	1.15%, 09/15/2015 ■	1,388
810	3.88%, 03/15/2016 ■	860
	Hyundai Capital America
2,500	2.13%, 10/02/2017 ■	2,512
	Nissan Motor Co., Ltd.
2,695	1.95%, 09/12/2017 ■	2,692
		16,380
	Commercial Banking - 5.6%
	Banco Santander Brasil S.A.
980	4.25%, 01/14/2016 ■	1,018
	Barclays Bank plc
2,500	6.05%, 12/04/2017 ■	2,812
	BNP Paribas
1,650	2.38%, 09/14/2017	1,687
1,600	2.70%, 08/20/2018	1,638
	Commonwealth Bank of Australia
2,000	0.75%, 09/20/2016 ■Δ	2,000
1,500	2.13%, 03/17/2014 ■	1,510
	Credit Suisse New York
1,000	1.20%, 01/14/2014 Δ	1,002
	DNB ASA
2,000	3.20%, 04/03/2017 ■	2,100
	HSBC Bank plc
1,775	0.90%, 05/15/2018 ■Δ	1,779
	Huntington National Bank
1,500	1.35%, 08/02/2016	1,502
	ING Bank N.V.
1,500	2.00%, 09/25/2015 ■	1,524
	Intesa Sanpaolo S.p.A.
1,500	3.13%, 01/15/2016	1,530
2,000	3.88%, 01/15/2019 ☼	2,008
	Key Bank NA
1,000	1.65%, 02/01/2018	990
2,000	4.95%, 09/15/2015	2,138
	Manufacturers & Traders Trust Co.
1,045	5.59%, 12/28/2020	1,077
	National Australia Bank Ltd.
1,000	0.97%, 04/11/2014 ■Δ	1,003
	Nordea Bank AB
833	1.14%, 01/14/2014 ■Δ	835
1,420	2.25%, 03/20/2015 ■	1,451
	Santander Holdings USA, Inc.
738	4.63%, 04/19/2016	792

The accompanying notes are an integral part of these financial statements.

7

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2013

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 50.6% - (continued)
Finance and Insurance - 32.6% - (continued)
	Commercial Banking - 5.6% - (continued)
	State Street Bank & Trust Co.
$800	0.46%, 12/08/2015 Δ	$798
	Svenska Handelsbanken AB
2,000	0.72%, 09/23/2016 Δ	2,004
1,000	3.13%, 07/12/2016	1,051
	Swedbank AB
1,800	1.75%, 03/12/2018 ■	1,781
	Union Bank NA
2,000	5.95%, 05/11/2016	2,241
	Westpac Banking Corp.
1,000	0.98%, 03/31/2014 ■Δ	1,003
		39,274
	Credit Card Issuing - 0.1%
	Capital One Financial Corp.
750	6.25%, 11/15/2013	752

	Depository Credit Banking - 7.3%
	Bank of America Corp.
2,200	1.32%, 03/22/2018 Δ	2,225
4,375	2.00%, 01/11/2018	4,363
5,000	3.63%, 03/17/2016	5,278
	Bank of Montreal
1,500	0.76%, 07/15/2016 Δ	1,508
1,500	0.84%, 04/09/2018 Δ	1,503
1,500	2.38%, 01/25/2019	1,516
	Bank of New York Mellon Corp.
1,500	1.97%, 06/20/2017 Δ	1,528
	Bank of Nova Scotia
1,000	0.76%, 07/15/2016 Δ	1,005
1,500	1.38%, 12/18/2017	1,483
	BB&T Corp.
1,245	1.11%, 06/15/2018 Δ	1,254
815	1.60%, 08/15/2017	815
	Citigroup, Inc.
1,250	1.25%, 01/15/2016	1,253
2,479	3.95%, 06/15/2016	2,646
2,000	4.59%, 12/15/2015	2,141
2,000	5.50%, 02/15/2017	2,220
	Credit Suisse New York
630	2.20%, 01/14/2014	632
	Fifth Third Bancorp
636	3.63%, 01/25/2016	671
1,000	4.75%, 02/01/2015	1,047
	HSBC USA, Inc.
3,590	1.63%, 01/16/2018	3,563
	PNC Bank NA
2,500	1.15%, 11/01/2016	2,507
	PNC Funding Corp.
907	2.70%, 09/19/2016	945
	Santander Holdings USA, Inc.
715	3.00%, 09/24/2015	736
	SunTrust Banks, Inc.
2,500	0.55%, 04/01/2015 Δ	2,486
	Toronto-Dominion Bank
2,000	2.50%, 07/14/2016	2,083
	U.S. Bancorp
2,250	1.65%, 05/15/2017	2,270
	Wells Fargo & Co.
2,035	1.50%, 01/16/2018	2,027
1,000	2.10%, 05/08/2017	1,028
	Wells Fargo Bank NA
1,000	0.47%, 05/16/2016 Δ	992
		51,725
	Insurance Carriers - 2.5%
	Aetna, Inc.
2,135	1.50%, 11/15/2017	2,115
	Cigna Corp.
503	2.75%, 11/15/2016	525
	CNA Financial Corp.
2,000	6.50%, 08/15/2016	2,262
	ING US, Inc.
2,250	2.90%, 02/15/2018	2,296
	MetLife Global Funding I
1,480	1.50%, 01/10/2018 ■	1,460
	MetLife Institutional Funding II
1,500	1.63%, 04/02/2015 ■	1,519
	New York Life Global Funding
2,000	2.45%, 07/14/2016 ■	2,078
	Principal Financial Group, Inc.
365	1.85%, 11/15/2017	364
	Principal Life Global Funding II
1,390	1.00%, 12/11/2015 ■	1,393
	Prudential Financial, Inc.
2,000	1.04%, 08/15/2018 Δ	2,008
	QBE Insurance Group Ltd.
390	2.40%, 05/01/2018 ■	383
	Wellpoint, Inc.
1,000	2.38%, 02/15/2017	1,023
		17,426
	International Trade Financing (Foreign Banks) - 2.9%
	BPCE S.A.
3,500	1.49%, 04/25/2016 Δ	3,551
	Corpoacion Andina De Fomento
1,500	3.75%, 01/15/2016	1,569
	Credit Agricole S.A.
2,500	1.10%, 10/03/2016 ■Δ	2,505
	Royal Bank of Canada
1,500	1.50%, 01/16/2018	1,487
	Royal Bank of Scotland Group plc
1,260	2.55%, 09/18/2015	1,290
	Skandinaviska Enskilda Banken AB
1,250	1.75%, 03/19/2018 ■	1,234
	Societe Generale
2,395	2.63%, 10/01/2018	2,422
	Standard Chartered plc
3,570	3.20%, 05/12/2016 ■	3,741
	TSMC Global LTD
2,800	1.63%, 04/03/2018 ■	2,721
		20,520
	Monetary Authorities - Central Bank - 0.8%
	ABN Amro Bank N.V.
1,500	1.38%, 01/22/2016 ■	1,509
1,429	4.25%, 02/02/2017 ■	1,538
	Lloyds Bank plc
820	4.20%, 03/28/2017	888

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 50.6% - (continued)
Finance and Insurance - 32.6% - (continued)
	Monetary Authorities - Central Bank - 0.8% - (continued)
	Lloyds Banking Group plc
$1,500	4.38%, 01/12/2015 ■	$1,559
		5,494
	Nondepository Credit Banking - 4.0%
	American Express Credit Corp.
1,000	0.75%, 07/29/2016 Δ	1,005
2,000	2.80%, 09/19/2016	2,101
	Capital One Financial Corp.
1,455	2.15%, 03/23/2015	1,479
	CIT Group, Inc.
2,500	4.25%, 08/15/2017	2,622
1,000	4.75%, 02/15/2015 ■	1,042
	General Electric Capital Corp.
3,000	0.96%, 04/02/2018 Δ	3,022
2,000	1.00%, 01/08/2016	2,009
1,250	1.60%, 11/20/2017	1,253
3,000	2.30%, 04/27/2017	3,092
	General Motors Financial Co., Inc.
2,250	4.75%, 08/15/2017 ■	2,379
	General Motors, Inc.
2,500	3.50%, 10/02/2018 ■	2,550
	SLM Corp.
750	3.88%, 09/10/2015	776
610	6.00%, 01/25/2017	664
	Toyota Motor Credit Corp.
900	1.25%, 10/05/2017	895
1,750	1.75%, 05/22/2017	1,777
1,500	2.00%, 10/24/2018	1,507
		28,173
	Other Financial Investment Activities - 0.7%
	BP Capital Markets plc
1,750	0.88%, 09/26/2018 Δ	1,752
2,250	1.85%, 05/05/2017	2,289
	Xstrata Canada Finance Corp.
1,000	2.85%, 11/10/2014 ■	1,015
		5,056
	Real Estate Credit (Mortgage Banking) - 0.3%
	Abbey National Treasury Services plc
2,300	3.05%, 08/23/2018	2,381

	Real Estate Investment Trust (REIT) - 1.4%
	Health Care, Inc.
1,010	2.25%, 03/15/2018	1,008
688	3.63%, 03/15/2016	723
	Host Hotels & Resorts L.P.
1,250	6.00%, 11/01/2020	1,363
	Host Marriott L.P.
137	6.75%, 06/01/2016	139
	Simon Property Group, Inc.
1,965	1.50%, 02/01/2018 ■	1,933
	Ventas Realty L.P.
1,750	1.55%, 09/26/2016	1,763
3,000	2.00%, 02/15/2018	2,963
		9,892
	Sales Financing - 0.3%
	Imperial Tobacco Finance plc
2,000	2.05%, 02/11/2018 ■	1,976

	Securities and Commodity Contracts and Brokerage - 3.9%
	Goldman Sachs Group, Inc.
2,250	1.60%, 11/23/2015	2,275
2,500	2.38%, 01/22/2018	2,514
1,279	3.63%, 02/07/2016	1,350
	JP Morgan Chase & Co.
3,000	0.58%, 06/13/2016 Δ	2,972
1,100	1.63%, 05/15/2018	1,080
3,000	1.80%, 01/25/2018	2,979
1,500	2.00%, 08/15/2017	1,519
	Merrill Lynch & Co., Inc.
2,000	6.05%, 05/16/2016	2,211
	Morgan Stanley
3,500	1.52%, 04/25/2018 Δ	3,528
1,935	1.75%, 02/25/2016	1,954
2,000	3.80%, 04/29/2016	2,113
	UBS AG Stamford CT
2,500	5.88%, 07/15/2016	2,787
		27,282
		229,521
Food Manufacturing - 0.1%
	Animal Slaughtering and Processing - 0.0%
	ConAgra Foods, Inc.
345	1.90%, 01/25/2018	343

	Sugar and Confectionery Product Manufacturing - 0.1%
	Wrigley Jr., William Co.
720	1.40%, 10/21/2016 ■	724
		1,067
Furniture and Related Product Manufacturing - 0.3%
	Household, Institution Furniture, Kitchen Cabinet - 0.3%
	Newell Rubbermaid, Inc.
2,000	2.00%, 06/15/2015	2,028
355	2.05%, 12/01/2017	353
		2,381
Health Care and Social Assistance - 1.7%
	Drugs and Druggists' Sundries Merchant Wholesalers - 0.1%
	Cardinal Health Inc.
370	1.70%, 03/15/2018	363

	General Medical and Surgical Hospitals - 0.0%
	Catholic Health Initiatives
195	1.60%, 11/01/2017	191

	Pharmaceutical and Medicine Manufacturing - 1.4%
	AbbVie, Inc.
4,000	1.20%, 11/06/2015	4,028
	Express Scripts Holding Co.
2,935	2.10%, 02/12/2015	2,981
	Mylan, Inc.
2,000	6.00%, 11/15/2018 ■	2,152
	Valeant Pharmaceuticals International
790	6.50%, 07/15/2016 ■	818
		9,979

The accompanying notes are an integral part of these financial statements.

9

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2013

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 50.6% - (continued)
Health Care and Social Assistance - 1.7% - (continued)
	Scientific Research and Development Services - 0.2%
	Laboratory Corp. of America Holdings
$1,411	2.20%, 08/23/2017	$1,420
		11,953
Information - 2.4%
	Data Processing Services - 0.1%
	Affiliated Computer Services, Inc.
1,000	5.20%, 06/01/2015	1,059

	Satellite Telecommunications - 0.0%
	Inmarsat Finance plc
210	7.38%, 12/01/2017 ■	218

	Telecommunications - Other - 0.3%
	Vivendi S.A.
2,005	2.40%, 04/10/2015 ■	2,057

	Telecommunications - Wired Carriers - 1.0%
	AT&T, Inc.
1,500	2.40%, 08/15/2016	1,551
	British Telecommunications plc
3,000	1.63%, 06/28/2016	3,040
	Deutsche Telekom International Finance B.V.
2,000	3.13%, 04/11/2016 ■	2,091
	Videotron Ltee
560	9.13%, 04/15/2018	589
		7,271
	Telecommunications - Wireless Carriers - 0.6%
	America Movil S.A.B. de C.V.
1,200	2.38%, 09/08/2016	1,230
	MetroPCS Wireless, Inc.
1,500	7.88%, 09/01/2018	1,620
	SBA Tower Trust
1,300	2.24%, 04/15/2043 ■	1,289
		4,139
	Wireless Communications Services - 0.4%
	Verizon Communications, Inc.
2,355	3.65%, 09/14/2018	2,505
		17,249
Mining - 1.5%
	Metal Ore Mining - 1.2%
	Barrick Gold Corp.
835	2.50%, 05/01/2018	814
	Freeport-McMoRan Copper & Gold, Inc.
1,015	2.38%, 03/15/2018	1,012
	Glencore Funding LLC
3,000	1.42%, 05/27/2016 ■Δ	2,985
	Rio Tinto Finance USA Ltd.
2,050	2.00%, 03/22/2017	2,071
	Teck Resources Ltd.
1,500	2.50%, 02/01/2018	1,507
		8,389
	Nonmetallic Mineral Mining and Quarrying - 0.3%
	Vale Overseas Ltd.
1,720	6.25%, 01/23/2017	1,933
		10,322
Miscellaneous Manufacturing - 0.2%
	Aerospace Product and Parts Manufacturing - 0.2%
	Textron, Inc.
1,500	4.63%, 09/21/2016	1,618

Motor Vehicle and Parts Manufacturing - 1.0%
	Motor Vehicle Manufacturing - 1.0%
	Daimler Finance NA LLC
2,500	1.13%, 08/01/2018 ■Δ	2,514
2,000	1.88%, 01/11/2018 ■	1,989
	TRW Automotive, Inc.
1,980	7.25%, 03/15/2017 ■	2,272
		6,775
Petroleum and Coal Products Manufacturing - 1.4%
	Oil and Gas Extraction - 1.0%
	Chesapeake Energy Corp.
660	9.50%, 02/15/2015	725
	Petrobras Global Finance Co.
2,500	2.00%, 05/20/2016	2,484
	Petrobras International Finance Co.
1,100	3.88%, 01/27/2016	1,137
1,000	6.13%, 10/06/2016	1,096
	Total Capital Canada Ltd.
685	1.45%, 01/15/2018	681
	Total Capital International S.A.
1,155	1.55%, 06/28/2017	1,167
		7,290
	Petroleum and Coal Products Manufacturing - 0.3%
	Chevron Corp.
645	0.89%, 06/24/2016	649
	Hess Corp.
500	7.00%, 02/15/2014	508
	Schlumberger Norge AS
925	1.25%, 08/01/2017 ■	915
		2,072
	Support Activities For Mining - 0.1%
	Transocean, Inc.
565	2.50%, 10/15/2017	570
		9,932
Pipeline Transportation - 0.5%
	Pipeline Transportation of Crude Oil - 0.4%
	Enbridge, Inc.
2,500	0.90%, 10/01/2016 Δ	2,507

	Pipeline Transportation of Natural Gas - 0.1%
	Enterprise Products Operating LLC
235	1.25%, 08/13/2015	236
	Kinder Morgan Energy Partners L.P.
790	3.50%, 03/01/2016	832
		1,068
		3,575
Primary Metal Manufacturing - 0.4%
	Iron and Steel Mills and Ferroalloy Manufacturing - 0.4%
	ArcelorMittal
1,380	4.25%, 02/25/2015 - 03/01/2016	1,422
1,000	9.50%, 02/15/2015	1,096
		2,518

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 50.6% - (continued)
Real Estate, Rental and Leasing - 0.8%
	Automotive Equipment Rental and Leasing - 0.3%
	Enterprise Rent-a-Car Finance Corp.
$1,050	1.40%, 04/15/2016 ■	$1,052
	Ryder System, Inc.
1,070	3.15%, 03/02/2015	1,100
		2,152
	Industrial Machinery and Equipment Rental and Leasing - 0.5%
	International Lease Finance Corp.
3,250	6.75%, 09/01/2016 ■	3,611
		5,763
Retail Trade - 1.0%
	Automotive Parts, Accessories and Tire Stores - 0.3%
	Turlock Corp.
2,000	1.50%, 11/02/2017 ■	1,980

	Grocery Stores - 0.2%
	Kroger (The) Co.
1,250	7.00%, 05/01/2018	1,476

	Other General Merchandise Stores - 0.3%
	Dollar General Corp.
2,000	1.88%, 04/15/2018	1,953

	Other Miscellaneous Store Retailers - 0.2%
	Amazon.com, Inc.
1,385	1.20%, 11/29/2017	1,359
		6,768
Transportation Equipment Manufacturing - 0.1%
	Railroad Rolling Stock Manufacturing - 0.1%
	Kansas City Southern de Mexico S.A. de C.V.
1,025	0.94%, 10/28/2016 ■Δ	1,025

Truck Transportation - 0.3%
	Specialized Freight Trucking - 0.3%
	Penske Truck Leasing Co.
2,000	2.50%, 03/15/2016 ■	2,044
45	2.88%, 07/17/2018 ■	45
		2,089
Utilities - 0.8%
	Electric Generation, Transmission and Distribution - 0.8%
	Ameren Illinois, Co.
1,000	9.75%, 11/15/2018	1,341
	American Electric Power Co., Inc.
500	1.65%, 12/15/2017	494
	Dominion Resources, Inc.
2,500	1.05%, 11/01/2016 ■	2,505
	Duke Energy Corp.
790	1.63%, 08/15/2017	791
	Duke Energy Indiana, Inc.
570	0.60%, 07/11/2016 Δ	571
		5,702
Wholesale Trade - 0.8%
	Beer, Wine, Distilled Alcoholic Beverage Wholesalers - 0.4%
	SABMiller Holdings, Inc.
2,500	0.95%, 08/01/2018 ■Δ	2,522

	Electrical Goods Wholesalers - 0.1%
	Arrow Electronics, Inc.
630	3.00%, 03/01/2018	642

	Machinery, Equipment and Supplies Wholesalers - 0.3%
	Pentair Finance S.A.
2,265	1.35%, 12/01/2015	2,273
		5,437
	Total corporate bonds
	(cost $351,335)	$356,621

MUNICIPAL BONDS - 0.7%
	General Obligations - 0.3%
	Illinois State GO
$2,200	4.96%, 03/01/2016	$2,332

	Miscellaneous - 0.4%
	Florida ST Hurricane Catastrophe Fund
2,775	1.30%, 07/01/2016	2,767

	Total municipal bonds
	(cost $5,117)	$5,099

SENIOR FLOATING RATE INTERESTS♦ - 19.0%
Accommodation and Food Services - 0.4%
	Traveler Accommodation - 0.4%
	Four Seasons Holdings, Inc.
$295	4.25%, 06/27/2020	$297
	Hilton Worldwide Holdings, Inc.
2,455	4.00%, 10/26/2020	2,469
		2,766
Administrative Waste Management and Remediation - 0.5%
	Business Support Services - 0.4%
	Acosta, Inc.
2,000	4.25%, 03/02/2018	2,006
	Trans Union LLC
1,215	4.25%, 02/08/2019	1,219
		3,225
	Waste Treatment and Disposal - 0.1%
	ADS Waste Holdings, Inc.
556	4.25%, 10/09/2019	559
		3,784
Air Transportation - 0.5%
	Scheduled Air Transportation - 0.5%
	AMR Corp.
903	4.75%, 06/27/2019	907
	AWAS Finance Luxembourg S.A.
294	3.50%, 06/10/2016	294
	Delta Air Lines, Inc.
288	4.00%, 10/18/2018	289

The accompanying notes are an integral part of these financial statements.

11

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2013

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 19.0% - (continued)
Air Transportation - 0.5% - (continued)
	Scheduled Air Transportation - 0.5% - (continued)
	Delta Air Lines, Inc., Term Loan
$1,530	4.25%, 04/20/2017	$1,537
	United Airlines, Inc.
493	4.00%, 04/01/2019	495
		3,522
Apparel Manufacturing - 0.1%
	Apparel Knitting Mills - 0.1%
	PVH Corp.
455	3.25%, 02/13/2020	456

Arts, Entertainment and Recreation - 2.1%
	Amusement Parks and Arcades - 0.1%
	Cedar Fair L.P.
511	3.25%, 03/06/2020	512

	Cable and Other Subscription Programming - 0.0%
	CSC Holdings, Inc.
214	2.67%, 04/12/2020	212

	Gambling Industries - 0.5%
	Boyd Gaming Corp.
295	4.00%, 08/14/2020	294
	MGM Resorts International
1,925	3.50%, 12/20/2019 ☼	1,922
	Seminole (The) Tribe of Florida, Inc.
526	3.00%, 04/29/2020	525
	Station Casinos LLC
935	5.00%, 03/02/2020	944
		3,685
	Other Amusement and Recreation Industries - 0.3%
	ClubCorp Club Operations, Inc.
1,866	4.00%, 07/24/2020	1,883
	Warner Music Group Corp.
410	3.75%, 07/01/2020	410
		2,293
	Radio and Television Broadcasting - 0.9%
	Cumulus Media, Inc.
1,977	4.50%, 09/17/2018	1,989
	Sinclair Television Group, Inc.
1,684	3.00%, 10/29/2016 ☼	1,665
	Univision Communications, Inc.
303	4.00%, 03/01/2020	303
1,990	4.50%, 03/01/2020	2,000
		5,957
	Spectator Sports - 0.3%
	Formula One Holdings
787	4.50%, 04/30/2019	794
	Penn National Gaming, Inc.
1,090	10/23/2020 ◊☼	1,092
		1,886
		14,545
Beverage and Tobacco Product Manufacturing - 0.1%
	Beverage Manufacturing - 0.1%
	Constellation Brands, Inc.
466	2.75%, 05/01/2020	466

Chemical Manufacturing - 1.0%
	Basic Chemical Manufacturing - 0.6%
	Chemtura Corp.
632	3.50%, 08/29/2016 ☼	634
	Huntsman International LLC
915	10/15/2020 ◊☼	916
	Huntsman International LLC, Term Loan C
1,769	2.44%, 06/30/2016	1,763
	Pinnacle Operating Corp.
826	3.25%, 04/29/2020	825
		4,138
	Other Chemical and Preparations Manufacturing - 0.3%
	Arysta LifeScience Corp.
459	4.50%, 05/29/2020	460
	Cytec Industries, Inc.
37	4.50%, 10/04/2019	38
	DuPont Performance Coatings, Inc.
104	4.75%, 02/01/2020	106
	Ineos US Finance LLC
1,238	4.00%, 05/04/2018	1,241
	MacDermid, Inc.
294	4.00%, 06/07/2020	295
	Monarch, Inc.
72	4.50%, 10/04/2019	73
		2,213
	Resin, Synthetic Rubber & Filaments - 0.1%
	Exopack LLC
450	04/11/2019 ◊☼	455
		6,806
Computer and Electronic Product Manufacturing - 0.6%
	Computer and Peripheral - 0.2%
	Bally Technologies, Inc.
495	08/21/2020 ◊☼	496
	CDW LLC
1,051	3.50%, 04/29/2020	1,047
		1,543
	Semiconductor, Electronic Components - 0.4%
	Freescale Semiconductor, Inc.
2,121	5.00%, 02/28/2020 - 01/15/2021	2,139
	Spectrum Brands Holdings, Inc.
115	3.50%, 09/04/2019	115
103	4.50%, 12/17/2019	103
		2,357
		3,900
Educational Services - 0.1%
	Educational Support Services - 0.1%
	Bright Horizons Family Solutions, Inc.
511	4.00%, 01/30/2020	514

Finance and Insurance - 1.4%
	Agencies, Brokerages and Other Insurance - 0.1%
	Hub International Ltd.
775	4.75%, 10/02/2020	781

	Captive Auto Finance - 0.3%
	Chrysler Group LLC
2,196	4.25%, 05/24/2017	2,215

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 19.0% - (continued)
Finance and Insurance - 1.4% - (continued)
	Insurance Carriers - 0.3%
	Asurion LLC
$2,094	4.50%, 05/24/2019	$2,094

	Other Financial Investment Activities - 0.5%
	Guggenheim Partners LLC
335	4.25%, 07/22/2020	337
	Nuveen Investments, Inc.
2,000	4.17%, 05/13/2017 ☼	1,987
	Ocwen Financial Corp.
348	5.00%, 02/15/2018	352
	Walter Investment Management
479	5.75%, 11/28/2017	483
		3,159
	Securities, Commodities and Brokerage - 0.2%
	RPI Finance Trust
1,563	4.00%, 11/09/2018	1,563
		9,812
Food Manufacturing - 0.6%
	Animal Slaughtering and Processing - 0.2%
	JBS USA LLC
1,485	3.75%, 09/18/2020	1,481

	Fruit and Vegetable Preserving and Specialty Foods - 0.1%
	Dole Food Co., Inc.
488	3.75%, 04/01/2020	489

	Other Food Manufacturing - 0.3%
	H.J. Heinz Co.
1,377	3.50%, 06/05/2020	1,386
	U.S. Foodservice, Inc.
813	4.50%, 03/31/2019	815
		2,201
		4,171
Food Services - 0.2%
	Full-Service Restaurants - 0.2%
	Pinnacle Foods Group LLC
1,200	3.25%, 04/29/2020	1,198

Health Care and Social Assistance - 2.1%
	General Medical and Surgical Hospitals - 0.2%
	HCA, Inc.
294	2.92%, 05/01/2018	295
1,006	3.00%, 03/31/2017	1,007
	Health Management Associates, Inc.
194	3.50%, 11/16/2018	193
		1,495
	Medical and Diagnostic Laboratories - 0.2%
	American Renal Holdings, Inc.
1,274	4.50%, 08/20/2019	1,254

	Medical Equipment and Supplies Manufacturing - 0.2%
	Biomet, Inc.
329	3.69%, 07/25/2017	331
	DJO Finance LLC
382	4.75%, 09/15/2017	386
	Hologic, Inc.
493	3.75%, 08/01/2019	496
		1,213
	Offices of Physicians - 0.0%
	MultiPlan, Inc.
97	4.00%, 08/26/2017	97

	Outpatient Care Centers - 0.0%
	DaVita, Inc.
303	4.00%, 11/01/2019	304
	US Renal Care, Inc.
200	5.25%, 07/03/2019	203
		507
	Pharmaceutical and Medicine Manufacturing - 1.3%
	Alere, Inc.
1,720	4.25%, 06/30/2017	1,731
	Alkermes, Inc.
2,977	3.50%, 09/25/2019	2,981
	Capsugel Holdings US, Inc.
1,803	3.50%, 08/01/2018	1,798
	Immucor, Inc.
1,613	5.00%, 08/19/2018	1,621
	NBTY, Inc.
974	3.50%, 10/01/2017	979
		9,110
	Scientific Research and Development Services - 0.2%
	IMS Health, Inc.
242	3.75%, 09/01/2017	243
	Valeant Pharmaceuticals International
963	4.50%, 08/05/2020	975
		1,218
		14,894
Information - 3.5%
	Cable and Other Program Distribution - 1.1%
	Cabovisao-Televisao Por Cabo S.A.
1,020	5.40%, 07/02/2019 ☼Б	1,027
	Charter Communications Operating LLC
1,826	3.00%, 07/01/2020 - 12/31/2020	1,806
	TWCC Holding Corp.
1,356	3.50%, 02/13/2017	1,359
	UPC Financing Partnership
155	3.25%, 06/30/2021	154
	Virgin Media Finance plc
3,025	3.50%, 06/08/2020	3,024
		7,370
	Data Processing Services - 0.3%
	Emdeon, Inc.
1,579	3.75%, 11/02/2018	1,583
	First Data Corp.
515	4.17%, 09/24/2018	515
		2,098
	Satellite Telecommunications - 0.2%
	Telesat Canada
1,621	3.50%, 03/28/2019	1,628

The accompanying notes are an integral part of these financial statements.

13

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2013

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 19.0% - (continued)
Information - 3.5% - (continued)
	Software Publishers - 0.8%
	Activision Blizzard, Inc.
$2,000	3.25%, 10/12/2020 ☼	$2,006
	Infor US, Inc.
813	5.25%, 04/05/2018	819
	Kronos, Inc.
1,042	4.50%, 10/30/2019	1,046
	MISYS plc
1,737	5.00%, 12/12/2018	1,750
		5,621
	Telecommunications - Other - 0.6%
	Intelsat Jackson Holdings S.A.
2,128	4.25%, 04/02/2018	2,138
	Level 3 Communications, Inc.
1,739	4.00%, 08/01/2019 - 01/15/2020	1,746
	Nine Entertainment Group Ltd.
527	3.25%, 02/05/2020	525
		4,409
	Telecommunications - Wireless Carriers - 0.4%
	Alcatel-Lucent
823	5.75%, 01/30/2019	834
	Syniverse Holdings, Inc.
2,051	4.00%, 04/23/2019	2,056
		2,890
	Wireless Communications Services - 0.1%
	Leap Wireless International, Inc.
863	4.75%, 03/08/2020	867
		24,883
Media - 0.1%
	Broadcasting - 0.1%
	Media General, Inc.
350	3.25%, 07/31/2020 ☼Б	351

Mining - 0.3%
	Metal Ore Mining - 0.1%
	Fortescue Metals Group Ltd.
1,020	5.25%, 10/18/2017	1,021

	Mining and Quarrying Nonmetallic Mineral - 0.2%
	Arch Coal, Inc.
1,096	5.75%, 05/16/2018	1,062
		2,083
Miscellaneous Manufacturing - 0.5%
	Aerospace Product and Parts Manufacturing - 0.4%
	DigitalGlobe, Inc.
1,035	3.75%, 01/15/2020	1,039
	Hamilton Sundstrand Corp.
1,000	4.00%, 12/13/2019	999
	TransDigm Group, Inc.
755	3.75%, 02/28/2020	756
		2,794
	Miscellaneous Manufacturing - 0.1%
	Reynolds Group Holdings, Inc.
906	4.75%, 09/28/2018	913
		3,707
Motor Vehicle and Parts Manufacturing - 0.1%
	Motor Vehicle Parts Manufacturing - 0.1%
	Tomkins LLC
990	3.75%, 09/29/2016	992

Other Services - 0.7%
	Commercial/Industrial Machine and Equipment - 0.7%
	Gardner Denver
2,000	4.25%, 07/30/2020 ☼	2,000
	Generac Power Systems, Inc.
399	3.50%, 05/31/2020	397
	Rexnord LLC
2,661	4.00%, 08/21/2020	2,663
		5,060
Petroleum and Coal Products Manufacturing - 0.5%
	Oil and Gas Extraction - 0.5%
	Everest Acquisition LLC
490	3.50%, 05/24/2018	490
	Fieldwood Energy LLC
670	3.88%, 09/28/2018	676
	MEG Energy Corp.
1,737	3.75%, 03/31/2020	1,746
	Pacific Drilling S.A.
284	4.50%, 06/03/2018	285
	Ruby Western Pipeline Holdings LLC
260	3.50%, 03/27/2020	260
	Samson Investment Co.
410	6.00%, 09/25/2018	413
		3,870
Plastics and Rubber Products Manufacturing - 0.6%
	Plastics Product Manufacturing - 0.5%
	Berry Plastics Group, Inc.
3,134	3.50%, 02/08/2020	3,121
	Pact Group Pty Ltd.
234	3.75%, 05/29/2020	232
		3,353
	Rubber Manufacturing - 0.1%
	Goodyear (The) Tire & Rubber Co.
1,000	4.75%, 04/30/2019	1,011
		4,364
Primary Metal Manufacturing - 0.4%
	Alumina and Aluminum Production and Processing - 0.4%
	Novelis, Inc.
2,870	3.75%, 03/10/2017	2,879

Professional, Scientific and Technical Services - 0.1%
	Professional, Scientific and Technical Service Other - 0.1%
	Getty Images, Inc.
933	4.75%, 10/18/2019	819

Real Estate, Rental and Leasing - 0.0%
	Activities Related To Real Estate - 0.0%
	Realogy Corp., Extended 1st Lien Term Loan B
169	4.50%, 03/05/2020	171

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 19.0% - (continued)
Real Estate, Rental and Leasing - 0.0% - (continued)
	Automotive Equipment Rental and Leasing - 0.0%
	Avis Budget Car Rental LLC
$150	3.00%, 03/15/2019	$150
		321
Retail Trade - 1.4%
	Building Material and Supplies Dealers - 0.2%
	American Builders & Contractors Supply Co.
235	3.50%, 04/16/2020	235
	The Quikrete Companies, Inc.
1,060	4.00%, 09/26/2020	1,065
		1,300
	Department Stores - 0.4%
	J. C. Penney Co., Inc.
663	6.00%, 05/15/2018	641
	Neiman Marcus Group, Inc.
2,215	5.00%, 10/25/2020	2,229
		2,870
	Grocery Stores - 0.0%
	Supervalu, Inc.
372	5.00%, 03/20/2019	375

	Home Furnishing Stores - 0.2%
	Armstrong World Industries, Inc.
1,443	3.50%, 03/15/2020	1,448

	Other General Merchandise Stores - 0.0%
	99 Cents Only Stores
435	4.50%, 01/11/2019	438

	Other Miscellaneous Store Retailers - 0.4%
	ARAMARK Corp.
62	3.67%, 07/26/2016	62
762	3.70%, 07/26/2016	764
610	4.00%, 09/09/2019	611
	KAR Auction Services, Inc.
303	3.75%, 05/19/2017	303
	Rite Aid Corp.
841	4.00%, 02/21/2020	845
		2,585
	Specialty Food Stores - 0.1%
	Weight Watchers International, Inc.
711	3.75%, 04/02/2020	653

	Sporting Goods, Hobby and Musical Instrument Store - 0.1%
	Michaels Stores, Inc.
438	3.75%, 01/28/2020	439
		10,108
Services - 0.0%
	Printing and Related Support Activities - 0.0%
	Multi Packaging Solutions, Inc.
250	4.25%, 08/17/2020	251

Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Spotless Group
695	5.00%, 10/02/2018	701

Utilities - 1.0%
	Electric Generation, Transmission and Distribution - 1.0%
	AES Corp.
1,514	3.75%, 06/01/2018	1,523
	Calpine Corp.
325	10/30/2020 ◊☼	326
349	3.00%, 05/03/2020	344
204	3.25%, 01/31/2022	203
1,213	4.00%, 10/09/2019	1,219
	Energy Transfer Equity L.P.
576	3.75%, 03/24/2017	576
	NRG Energy, Inc.
2,372	2.75%, 07/01/2018 ☼	2,370
	Star West Generation LLC
428	4.25%, 03/13/2020	431
		6,992
	Total senior floating rate interests
	(cost $133,637)	$134,215

U.S. GOVERNMENT AGENCIES - 6.1%
	FHLMC - 1.1%
$2,600	0.45%, 09/04/2015	$2,605
14,204	2.08%, 08/25/2018 ►	1,162
12,674	2.53%, 07/25/2021 ►	1,289
2,739	3.50%, 04/01/2027	2,887
		7,943
	FNMA - 4.7%
6,000	2.50%, 11/12/2028 ☼	6,063
16,000	3.00%, 11/15/2028 ☼	16,618
10,071	3.50%, 12/01/2026 ‡	10,642
		33,323
	GNMA - 0.3%
923	5.00%, 08/20/2039	1,003
605	6.50%, 05/16/2031	685
		1,688
	Total U.S. government agencies
	(cost $42,239)	$42,954

U.S. GOVERNMENT SECURITIES - 3.6%
Other Direct Federal Obligations - 3.6%
	FHLB - 3.6%
$25,000	0.38%, 08/28/2015 ‡	$25,037

	Total U.S. government securities
	(cost $25,015)	$25,037

	Total long-term investments
	(cost $706,815)	$712,264

The accompanying notes are an integral part of these financial statements.

15

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2013

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SHORT-TERM INVESTMENTS - 2.7%
Repurchase Agreements - 2.7%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,566, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $1,598)
$1,566	0.10%, 10/31/2013		$1,566
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $542, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $553)
542	0.09%, 10/31/2013		542
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $2,513, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $2,563)
2,512	0.08%, 10/31/2013		2,512
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $7,125,
collateralized by U.S. Treasury Bill 0.01%
- 0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$7,267)
7,125	0.09%, 10/31/2013		7,125
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $2,873,
collateralized by FHLMC 2.50% - 7.50%,
2026 - 2043, FNMA 3.00% - 7.00%, 2026 -
2043, GNMA 2.67% - 5.00%, 2024 - 2048,
	value of $2,930)
2,873	0.12%, 10/31/2013		2,873
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,696, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $1,730)
1,696	0.09%, 10/31/2013		1,696
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $2,984, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $3,050)
2,984	0.10%, 10/31/2013		2,984
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $15, collateralized by U.S. Treasury Note 0.63%, 2017, value of $15)
15	0.09%, 10/31/2013		15
			19,313
	Total short-term investments
	(cost $19,313)		$19,313

	Total investments
	(cost $726,128) ▲	103.8%	$731,577
	Other assets and liabilities	(3.8)%	(26,627)
	Total net assets	100.0%	$704,950

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	Also represents cost for tax purposes.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $35,498 at October 31, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2013.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2013.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

The accompanying notes are an integral part of these financial statements.

16

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2013.

Б	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2013, the aggregate value of the unfunded commitment was $453, which represents 0.1% of total net assets.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $157,875, which represents 22.4% of total net assets.

Futures Contracts Outstanding at October 31, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	84	12/16/2013	$9,230	$9,252	$22

Short position contracts:
Long Gilt Future	44	12/27/2013	$7,800	$7,849	$(49)
U.S. Treasury 10-Year Note Future	97	12/19/2013	12,047	12,354	(307)
U.S. Treasury 30-Year Bond Future	15	12/19/2013	1,964	2,022	(58)
U.S. Treasury 5-Year Note Future	222	12/31/2013	26,581	27,015	(434)
					$(848)
					$(826)

* The number of contracts does not omit 000's.

Cash of $853 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2013.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
GO	General Obligation

Other Abbreviations:
DJ	Dow Jones
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

17

The Hartford Short Duration Fund

Investment Valuation Hierarchy Level Summary

October 31, 2013

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$148,338	$–	$130,080	$18,258
Corporate Bonds	356,621	–	355,596	1,025
Municipal Bonds	5,099	–	5,099	–
Senior Floating Rate Interests	134,215	–	134,215	–
U.S. Government Agencies	42,954	–	42,954	–
U.S. Government Securities	25,037	–	25,037	–
Short-Term Investments	19,313	–	19,313	–
Total	$731,577	$–	$712,294	$19,283
Futures *	22	22	–	–
Total	$22	$22	$–	$–
Liabilities:
Futures *	848	848	–	–
Total	$848	$848	$–	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$10,929	$(77)	$(791	)†	$(330)	$19,036	$(1,407)	$—	$(9,102)	$18,258
Corporate Bonds	—	—	—	‡	—	1,025	—	—	—	1,025
Total	$10,929	$(77)	$(791)		$(330)	$20,061	$(1,407)	$—	$(9,102)	$19,283

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $(810).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was zero.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Short Duration Fund

Statement of Assets and Liabilities

October 31, 2013

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $726,128)	$731,577
Cash	1,181	*
Receivables:
Investment securities sold	1,694
Fund shares sold	5,954
Dividends and interest	3,069
Variation margin on financial derivative instruments	67
Other assets	156
Total assets	743,698
Liabilities:
Payables:
Investment securities purchased	36,592
Fund shares redeemed	1,821
Investment management fees	59
Dividends	62
Administrative fees	—
Distribution fees	49
Variation margin on financial derivative instruments	37
Accrued expenses	128
Total liabilities	38,748
Net assets	$704,950
Summary of Net Assets:
Capital stock and paid-in-capital	$696,517
Undistributed net investment income	117
Accumulated net realized gain	3,693
Unrealized appreciation of investments	4,623
Net assets	$704,950

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.98/$10.18
Shares outstanding	45,214
Net assets	$451,357
Class B: Net asset value per share	$10.02
Shares outstanding	957
Net assets	$9,589
Class C: Net asset value per share	$9.98
Shares outstanding	13,388
Net assets	$133,623
Class I: Net asset value per share	$10.00
Shares outstanding	10,580
Net assets	$105,812
Class R3: Net asset value per share	$9.96
Shares outstanding	53
Net assets	$527
Class R4: Net asset value per share	$9.97
Shares outstanding	93
Net assets	$928
Class R5: Net asset value per share	$9.96
Shares outstanding	11
Net assets	$112
Class Y: Net asset value per share	$9.96
Shares outstanding	301
Net assets	$3,002

* Cash of $853 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Short Duration Fund

Statement of Operations

For the Year Ended October 31, 2013

(000’s Omitted)

Investment Income:
Interest	$14,559
Total investment income	14,559

Expenses:
Investment management fees	2,558
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	370
Class B	17
Class C	127
Class I	73
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	770
Class B	19
Class C	1,368
Class R3	1
Class R4	2
Custodian fees	13
Accounting services fees	116
Registration and filing fees	128
Board of Directors' fees	14
Audit fees	14
Other expenses	83
Total expenses (before waivers and fees paid indirectly)	5,675
Expense waivers	(89)
Custodian fee offset	—
Total waivers and fees paid indirectly	(89)
Total expenses, net	5,586
Net Investment Income	8,973
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	3,049
Net realized gain on futures	854
Net realized gain on swap contracts	35
Net realized loss on foreign currency contracts	(2)
Net realized gain on other foreign currency transactions	2
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	3,938
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(5,281)
Net unrealized depreciation of futures	(794)
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(6,075)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,137)
Net Increase in Net Assets Resulting from Operations	$6,836

The accompanying notes are an integral part of these financial statements.

20

The Hartford Short Duration Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$8,973	$13,183
Net realized gain on investments, other financial instruments and foreign currency transactions	3,938	6,883
Net unrealized appreciation (depreciation) of investments and other financial instruments	(6,075)	6,958
Net Increase in Net Assets Resulting from Operations	6,836	27,024
Distributions to Shareholders:
From net investment income
Class A	(5,207)	(5,525)
Class B	(127)	(177)
Class C	(1,310)	(1,834)
Class I	(2,333)	(2,486)
Class R3	(4)	(2)
Class R4	(15)	(4)
Class R5	(2)	(3)
Class Y	(118)	(3,408)
Total from net investment income	(9,116)	(13,439)
From net realized gain on investments
Class A	(517)	—
Class B	(15)	—
Class C	(252)	—
Class I	(228)	—
Class R3	(1)	—
Class R4	(1)	—
Class R5	—	—
Class Y	(9)	—
Total from net realized gain on investments	(1,023)	—
Total distributions	(10,139)	(13,439)
Capital Share Transactions:
Class A	172,859	(5,384)
Class B	1,665	(1,788)
Class C	(1,942)	(7,563)
Class I	(10,845)	26,577
Class R3	270	154
Class R4	153	679
Class R5	7	2
Class Y	(1,903)	(226,795)
Net increase (decrease) from capital share transactions	160,264	(214,118)
Net Increase (Decrease) in Net Assets	156,961	(200,533)
Net Assets:
Beginning of period	547,989	748,522
End of period	$704,950	$547,989
Undistributed (distribution in excess of) net investment income	$117	$58

The accompanying notes are an integral part of these financial statements.

21

The Hartford Short Duration Fund

Notes to Financial Statements

October 31, 2013

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Short Duration Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 2.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the

22

close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

23

The Hartford Short Duration Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

24

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input (1)	Range (Weighted Average (2))	Fair Value at October 31, 2013
Asset & Commercial Mortgage Backed Securities:
Cost	Recent trade price	$99.98 - $100.00 ($99.98), 10/22/2013	$2,980
Discounted cash flow	Internal rate of return	0.9% - 2.5% (1.9%)	9,649
	Life expectancy (in months)	4 - 401 (21)
Indicative market quotations	Broker Quote (3)	$0.00 - $100.02 ($90.04)	5,599
Third party vendor	Prior day valuation	$0.60	30
Corporate Bonds:
Cost	Recent trade price	$100.00, 10/24/2013	1,025
Total			$19,283

(1)	Significant changes to any observable inputs may result in a significant change to the fair value.
(2)	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
(3)	The broker quote represents the best available estimate of fair value per share as of October 31, 2013.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

25

The Hartford Short Duration Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

26

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of

27

The Hartford Short Duration Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2013.

c)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment

28

received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions, credit spreads, currency exchange rates, interest rates and other relevant factors.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, minimum daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund had no outstanding interest rate swap contracts as of October 31, 2013.

29

The Hartford Short Duration Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

d)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$67	$—	$—	$—	$—	$—	$67
Total	$67	$—	$—	$—	$—	$—	$67

Liabilities:
Variation margin payable *	$37	$—	$—	$—	$—	$—	$37
Total	$37	$—	$—	$—	$—	$—	$37

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(826) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$854	$—	$—	$—	$—	$—	$854
Net realized gain on swap contracts	35	—	—	—	—	—	35
Net realized loss on foreign currency contracts	—	(2)	—	—	—	—	(2)
Total	$889	$(2)	$—	$—	$—	$—	$887

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$(794)	$—	$—	$—	$—	$—	$(794)
Total	$(794)	$—	$—	$—	$—	$—	$(794)

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates

30

decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$9,147	$13,461
Long-Term Capital Gains ‡	1,023	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

31

The Hartford Short Duration Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$390
Undistributed Long-Term Capital Gain	2,643
Unrealized Appreciation *	5,471
Total Accumulated Earnings	$8,504

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$202
Accumulated Net Realized Gain (Loss)	(202)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The

32

Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.450%
On next $500 million	0.400%
On next $1.5 billion	0.395%
On next $2.5 billion	0.390%
On next $5 billion	0.380%
Over $10 billion	0.370%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

33

The Hartford Short Duration Fund

Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B*	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	1.15%	0.85%	0.55%	0.55%

*	Due to the reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees, in accordance with FINRA rules, effective January 1, 2011, the limit on net operating expenses attributable to Class B shares is 0.85%.

d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, this amount, if any, is included in the Statement of Operations.

.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	0.85%
Class B	0.85
Class C	1.60
Class I	0.57
Class R3	1.15
Class R4	0.85
Class R5	0.55
Class Y	0.51

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $579 and contingent deferred sales charges of $137 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Effective January 1, 2011, there was a reduction in the amount charged in connection with the Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be charged in the future. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of

34

0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	1%
Class R3	21
Class R4	12
Class R5	100
Class Y	7

As of October 31, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	0%

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$895,515
Sales Proceeds Excluding U.S. Government Obligations	762,490
Cost of Purchases for U.S. Government Obligations	12,496
Sales Proceeds for U.S. Government Obligations	12,511

35

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)

October 31, 2013

(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	33,854	536	(17,025)	17,365	14,140	515	(15,224)	(569)
Amount	$337,611	$5,356	$(170,108)	$172,859	$140,249	$5,107	$(150,740)	$(5,384)
Class B
Shares	579	12	(426)	165	195	16	(392)	(181)
Amount	$5,773	$127	$(4,235)	$1,665	$1,929	$155	$(3,872)	$(1,788)
Class C
Shares	9,368	142	(9,704)	(194)	6,124	159	(7,045)	(762)
Amount	$93,508	$1,419	$(96,869)	$(1,942)	$60,664	$1,580	$(69,807)	$(7,563)
Class I
Shares	12,262	208	(13,553)	(1,083)	14,240	195	(11,745)	2,690
Amount	$122,913	$2,088	$(135,846)	$(10,845)	$141,118	$1,942	$(116,483)	$26,577
Class R3
Shares	32	—	(5)	27	15	1	—	16
Amount	$320	$5	$(55)	$270	$152	$2	$—	$154
Class R4
Shares	64	1	(50)	15	68	—	—	68
Amount	$642	$14	$(503)	$153	$675	$4	$—	$679
Class R5
Shares	—	—	—	—	—	1	—	1
Amount	$5	$2	$—	$7	$—	$2	$—	$2
Class Y
Shares	558	13	(765)	(194)	2,573	333	(25,889)	(22,983)
Amount	$5,563	$127	$(7,593)	$(1,903)	$25,376	$3,277	$(255,448)	$(226,795)
Total
Shares	56,717	912	(41,528)	16,101	37,355	1,220	(60,295)	(21,720)
Amount	$566,335	$9,138	$(415,209)	$160,264	$370,163	$12,069	$(596,350)	$(214,118)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	31	$ 312
For the Year Ended October 31, 2012	47	$ 463

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of

36

New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

37

The Hartford Short Duration Fund

Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$10.05	$0.17	$(0.05)	$0.12	$(0.17)	$(0.02)	$(0.19)	$9.98	1.20%		$451,357	0.88%		0.85%		1.66%
B	10.05	0.17	(0.01)	0.16	(0.17)	(0.02)	(0.19)	10.02	1.60		9,589	0.99		0.85		1.67
C	10.05	0.09	(0.05)	0.04	(0.09)	(0.02)	(0.11)	9.98	0.44		133,623	1.60		1.60		0.93
I	10.07	0.20	(0.05)	0.15	(0.20)	(0.02)	(0.22)	10.00	1.48		105,812	0.57		0.57		1.96
R3	10.03	0.13	(0.04)	0.09	(0.14)	(0.02)	(0.16)	9.96	0.90		527	1.23		1.15		1.35
R4	10.04	0.17	(0.05)	0.12	(0.17)	(0.02)	(0.19)	9.97	1.20		928	0.92		0.85		1.69
R5	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	(0.22)	9.96	1.51		112	0.61		0.55		1.98
Y	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	(0.22)	9.96	1.55		3,002	0.51		0.51		2.03

For the Year Ended October 31, 2012
A	$9.83	$0.20	$0.23	$0.43	$(0.21)	$–	$(0.21)	$10.05	4.37%		$279,952	0.86%		0.85%		2.03%
B	9.82	0.20	0.24	0.44	(0.21)	–	(0.21)	10.05	4.48		7,959	0.97		0.85		2.04
C	9.83	0.13	0.22	0.35	(0.13)	–	(0.13)	10.05	3.60		136,515	1.60		1.60		1.28
I	9.84	0.23	0.23	0.46	(0.23)	–	(0.23)	10.07	4.75		117,449	0.58		0.58		2.30
R3	9.81	0.17	0.23	0.40	(0.18)	–	(0.18)	10.03	4.07		258	1.23		1.15		1.72
R4	9.81	0.20	0.24	0.44	(0.21)	–	(0.21)	10.04	4.48		783	0.93		0.85		2.02
R5	9.81	0.23	0.23	0.46	(0.24)	–	(0.24)	10.03	4.69		106	0.62		0.55		2.33
Y	9.80	0.23	0.24	0.47	(0.24)	–	(0.24)	10.03	4.84		4,967	0.50		0.50		2.34

For the Year Ended October 31, 2011 (D)
A	$9.87	$0.21	$(0.04)	$0.17	$(0.21)	$–	$(0.21)	$9.83	1.77%		$279,232	0.86%		0.85%		2.13%
B	9.87	0.20	(0.05)	0.15	(0.20)	–	(0.20)	9.82	1.54		9,558	1.09		0.98		2.01
C	9.87	0.14	(0.04)	0.10	(0.14)	–	(0.14)	9.83	1.02		140,933	1.59		1.59		1.39
I	9.89	0.24	(0.05)	0.19	(0.24)	–	(0.24)	9.84	1.97		88,321	0.56		0.56		2.41
R3(E)	9.73	0.01	0.08	0.09	(0.01)	–	(0.01)	9.81	0.96	(F)	101	1.27	(G)	1.15	(G)	1.70	(G)
R4(E)	9.73	0.02	0.08	0.10	(0.02)	–	(0.02)	9.81	0.98	(F)	101	0.97	(G)	0.85	(G)	1.99	(G)
R5(E)	9.73	0.02	0.08	0.10	(0.02)	–	(0.02)	9.81	1.01	(F)	101	0.67	(G)	0.55	(G)	2.28	(G)
Y	9.85	0.24	(0.04)	0.20	(0.25)	–	(0.25)	9.80	2.02		230,175	0.51		0.51		2.48

For the Year Ended October 31, 2010 (D)
A	$9.62	$0.25	$0.26	$0.51	$(0.26)	$–	$(0.26)	$9.87	5.33%		$208,313	0.87%		0.87%		2.55%
B	9.62	0.18	0.25	0.43	(0.18)	–	(0.18)	9.87	4.51		10,799	1.73		1.65		1.80
C	9.62	0.18	0.26	0.44	(0.19)	–	(0.19)	9.87	4.56		105,060	1.60		1.60		1.79
I(H)	9.74	0.18	0.15	0.33	(0.18)	–	(0.18)	9.89	3.42	(F)	26,765	0.58	(G)	0.58	(G)	2.49	(G)
Y	9.60	0.29	0.25	0.54	(0.29)	–	(0.29)	9.85	5.71		139,394	0.52		0.52		2.90

See Portfolio Turnover information on the next page.

38

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009 (D)
A	$9.21	$0.33	$0.41	$0.74	$(0.33)	$–	$(0.33)	$9.62	8.23%	$125,549	0.91%	0.90%	3.50%
B	9.21	0.26	0.41	0.67	(0.26)	–	(0.26)	9.62	7.42	9,322	1.80	1.65	2.78
C	9.21	0.26	0.41	0.67	(0.26)	–	(0.26)	9.62	7.42	52,909	1.65	1.65	2.78
Y	9.19	0.36	0.41	0.77	(0.36)	–	(0.36)	9.60	8.62	93,804	0.53	0.53	3.92

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Commenced operations on September 30, 2011.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on February 26, 2010.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	51%
For the Year Ended October 31, 2012	61
For the Year Ended October 31, 2011	55
For the Year Ended October 31, 2010	66
For the Year Ended October 31, 2009	56

39

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Short Duration Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Short Duration Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 18, 2013

40

The Hartford Short Duration Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

41

The Hartford Short Duration Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

42

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

43

The Hartford Short Duration Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

44

The Hartford Short Duration Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$999.40	$4.28	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class B	$1,000.00	$1,000.40	$4.29	$1,000.00	$1,020.92	$4.33	0.85	184	365
Class C	$1,000.00	$996.60	$8.04	$1,000.00	$1,017.15	$8.13	1.60	184	365
Class I	$1,000.00	$1,001.90	$2.86	$1,000.00	$1,022.35	$2.89	0.57	184	365
Class R3	$1,000.00	$998.90	$5.79	$1,000.00	$1,019.41	$5.85	1.15	184	365
Class R4	$1,000.00	$1,000.40	$4.29	$1,000.00	$1,020.92	$4.33	0.85	184	365
Class R5	$1,000.00	$1,001.90	$2.78	$1,000.00	$1,022.43	$2.80	0.55	184	365
Class Y	$1,000.00	$1,002.10	$2.57	$1,000.00	$1,022.64	$2.59	0.51	184	365

45

The Hartford Short Duration Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Short Duration Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

46

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

47

The Hartford Short Duration Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile, while its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

48

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

49

The Hartford Short Duration Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

50

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-SD13 12/13 113997-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD SMALL COMPANY FUND 2013 Annual Report

The Hartford Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Small Company Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview   10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
Small Company A#	35.44%	16.41%	9.23%
Small Company A##	27.99%	15.10%	8.62%
Small Company B#	34.34%	15.61%	8.64%*
Small Company B##	29.34%	15.39%	8.64%*
Small Company C#	34.45%	15.57%	8.44%
Small Company C##	33.45%	15.57%	8.44%
Small Company I#	35.79%	16.70%	9.44%
Small Company R3#	35.15%	16.17%	9.23%
Small Company R4#	35.56%	16.54%	9.47%
Small Company R5#	36.02%	16.87%	9.68%
Small Company Y#	36.12%	17.01%	9.77%
Russell 2000 Growth Index	39.84%	19.27%	9.14%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. On or about July 21, 2010, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.)

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Small Company Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Small Company Class A	1.40%	1.41%
Small Company Class B	2.15%	2.37%
Small Company Class C	2.12%	2.12%
Small Company Class I	1.14%	1.14%
Small Company Class R3	1.55%	1.58%
Small Company Class R4	1.25%	1.27%
Small Company Class R5	0.95%	1.00%
Small Company Class Y	0.87%	0.87%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Steven C. Angeli, CFA	Stephen C. Mortimer	Jamie A. Rome, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

Mario E. Abularach, CFA	Mammen Chally, CFA
Senior Vice President and Equity Research Analyst	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Small Company Fund returned 35.44%, before sales charge, for the twelve-month period ended October 31, 2013, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 39.84% for the same period. The Fund also underperformed the 37.51% average return of the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite clear signs of political dysfunction in Washington, U.S. equities surged during the period (+27%) and reached a new all-time high during October (as measured by the S&P 500 Index). From its closing low on March 9, 2009, the S&P 500 ended October 2013 up over 159%. There have been a few hiccups during the rally, including in August 2013, where U.S. stocks suffered their worst month of the year amid heightened geopolitical risks stemming from the widening conflict in Syria. In September, the Federal Open Market Committee’s decision to leave the pace of its monthly asset purchases unchanged at $85 billion surprised many investors and contributed to the burgeoning risk appetites among many market participants. This continued highly accommodative monetary policy, along with solid earnings results and an upward trending housing market, overshadowed the 16-day government shutdown and near breach of the U.S. debt ceiling. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Investors also cheered the nomination of Janet Yellen to become the next head of the U.S. Federal Reserve (Fed); she is widely viewed as more likely to maintain the Fed’s current monetary policy than outgoing chairman Ben Bernanke.

Small cap stocks (+36%) outperformed both mid cap stocks (+33%) and large cap stocks (+27%) during the period, as measured by the Russell 2000, S&P MidCap 400, and S&P 500 Indices, respectively. Small Cap Growth (+40%) stocks outperformed Small Cap Value (+33%) stocks during the period, as measured by the Russell 2000 Growth and Russell 2000 Value Indices. All ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Industrials (+45%), Consumer Staples (+43%), and Telecommunication Services (+43%) sectors performed best, while Utilities (+9%) and Materials (25%) lagged the broader index.

During the period, security selection was the primary driver of the Fund’s underperformance. Selection was weakest in the Information Technology, Consumer Staples and Consumer Discretionary sectors. This was partially offset by stronger selection in the Materials, Health Care, and Industrials sectors. Sector allocation, which is the result of bottom-up stock selection, detracted from relative returns primarily due to an underweight to health care. Overweight allocations to Information Technology and Consumer Discretionary contributed to relative performance. A modest cash position detracted in an upward trending market.

3

The Hartford Small Company Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

Stocks that detracted the most from relative returns during the period were Angie’s List (Information Technology), Elizabeth Arden (Consumer Staples), and VeriFone Systems (Information Technology). Shares of Angie’s List, a consumer research, hire, rate and review website for local professionals, underperformed due to weaker-than-expected earnings results and guidance. Beauty products company Elizabeth Arden saw shares decline after the company lowered revenue and earnings guidance. Shares of electronic payment solution provider VeriFone fell due to weak macroeconomic conditions in Europe, lower revenue from Brazil-based business, decreased merger synergies, and delays in customer projects which caused the company to lower earnings estimates. BroadSoft (Information Technology) also detracted from absolute returns during the period.

Top contributors to relative performance during the period included WageWorks (Industrials), KapStone (Materials), and NPS Pharmaceuticals (Health Care). On-demand provider of tax-advantaged programs for consumer-directed health WageWorks saw shares increase throughout the period on the back of the acquisition of Benefit Concepts, Inc., a provider of outsourced benefit solutions. Shares of paper product manufacturer KapStone climbed after the company announced it would purchase Longview Fibre Paper and Packaging. We believed the acquisition would be accretive, and we maintained a position. Shares of NPS Pharmaceuticals, drug developer focused on creating and marketing "orphan drugs" for the treatment of rare diseases, rose after the strong launch for the company's Gattex drug led to a favorable earnings surprise, and the stock outperformed. Top absolute contributors for the period also included Spirit Airlines (Industrials).

What is the outlook?

U.S. Federal government spending has been consolidating this year, and the recent partial government shutdown has cut into fourth quarter activity. Still, we have a positive outlook for the U.S. economy based on our expectation for stronger growth (albeit modest absolute growth), a lower fiscal deficit, but limited inflationary pressures. It has been five years since the global financial crisis, giving the U.S. credit system, what we believe to be, ample time for healing. The combination of a reduction in household debt and historic lows in interest rates has resulted in a reduction of household debt burdens that we believe usually mark the beginning of a consumer spending recovery. Banks are loosening lending standards to businesses as well, which in our opinion is a positive signal for capital spending next year.

We view a balanced portfolio as a means to hedge against risk associated with unpredictable events and economic outcomes. Although equity markets have been driven by macroeconomic trends in recent years, we believe the significance of macroeconomic factors may be diminishing and consider our strength to be in fundamental analysis of small cap growth stocks.

As a residual of our bottom-up, stock-by-stock investment decisions, the Fund ended the period overweight in Information Technology, Industrials, and Energy sectors, relative to the Russell 2000 Growth Index. The Fund ended the period most underweight in Financials, Health Care, and Consumer Staples.

Diversification by Sector
as of October 31, 2013
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.9%
Consumer Staples	3.3
Energy	5.3
Financials	4.1
Health Care	17.2
Industrials	20.1
Information Technology	28.0
Materials	3.3
Utilities	0.2
Total	98.4%
Short-Term Investments	1.2
Other Assets and Liabilities	0.4
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Small Company Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0%
	Automobiles and Components - 2.0%
386	Dana Holding Corp.	$7,569
9	Standard Motor Products, Inc.	336
166	Tenneco Automotive, Inc. ●	8,797
1	Tesla Motors, Inc. ●	144
		16,846
	Banks - 0.6%
60	EverBank Financial Corp.	912
29	First Merchants Corp.	553
40	Flushing Financial Corp.	797
13	Home Loan Servicing Solutions Ltd.	314
22	PacWest Bancorp	818
36	Umpqua Holdings Corp.	582
18	Wintrust Financial Corp.	770
		4,746
	Capital Goods - 12.6%
20	A.O. Smith Corp.	1,040
19	AAON, Inc.	512
57	Acuity Brands, Inc.	5,778
4	AGCO Corp.	251
348	Altra Holdings, Inc.	10,558
181	Applied Industrial Technologies, Inc.	8,550
195	Armstrong World Industries, Inc. ●	10,437
28	Astronics Corp. ●	1,380
6	Astronics Corp. Class B	277
19	AZZ, Inc.	846
9	Belden, Inc.	622
118	Briggs & Stratton Corp.	2,157
14	CAI International, Inc. ●	302
4	Carlisle Cos., Inc.	302
12	Chart Industries, Inc. ●	1,289
5	Crane Co.	302
186	DigitalGlobe, Inc. ●	5,927
8	EMCOR Group, Inc.	294
7	Esterline Technologies Corp. ●	559
8	Franklin Electric Co., Inc.	308
140	Generac Holdings, Inc.	6,931
51	GrafTech International Ltd. ●	451
12	H & E Equipment Services, Inc. ●	308
253	HD Supply Holdings, Inc. ●	5,112
21	Heico Corp.	1,108
10	John Bean Technologies Corp.	266
13	Lennox International, Inc.	1,008
9	Lindsay Corp.	654
18	Luxfer Holdings plc	330
152	Moog, Inc. Class A ●	9,053
211	Owens Corning, Inc. ●	7,589
107	Polypore International, Inc. ●	4,826
17	Sun Hydraulics Corp.	661
6	TAL International Group, Inc.	304
86	Teledyne Technologies, Inc. ●	7,659
8	Textainer Group Holdings Ltd.	284
24	Titan International, Inc.	345
17	Trimas Corp. ●	649
104	WESCO International, Inc. ●	8,871
		108,100
	Commercial and Professional Services - 3.1%
24	Deluxe Corp.	1,137
15	Exponent, Inc.	1,167
28	GP Strategies Corp. ●	791
205	On Assignment, Inc. ●	6,928
27	Performant Financial Corp. ●	264
24	RPX Corp. ●	421
311	TrueBlue, Inc. ●	7,684
159	Wageworks, Inc. ●	8,122
		26,514
	Consumer Durables and Apparel - 4.1%
18	Arctic Cat, Inc.	956
43	Fifth & Pacific Cos., Inc. ●	1,143
69	iRobot Corp. ●	2,351
104	Leapfrog Enterprises, Inc. ●	889
1,651	Samsonite International S.A.	4,513
244	Skechers USA, Inc. Class A ●	7,124
630	Standard-Pacific Corp. ●	4,997
170	Steven Madden Ltd. ●	6,220
325	Taylor Morrison Home Corp. ●	7,230
		35,423
	Consumer Services - 2.8%
391	Bloomin' Brands, Inc. ●	9,798
21	Brinker International, Inc.	925
51	Buffalo Wild Wings, Inc. ●	7,232
45	Del Frisco's Restaurant Group, Inc. ●	820
60	Ignite Restaurant Group, Inc. ●	970
46	Life Time Fitness, Inc. ●	2,089
22	Marriott Vacations Worldwide Corp. ●	1,116
23	Sotheby's Holdings	1,175
5	Steiner Leisure Ltd. ●	280
		24,405
	Diversified Financials - 2.5%
41	DFC Global Corp. ●	499
30	Fifth Street Finance Corp.	301
144	Financial Engines, Inc.	8,058
15	HFF, Inc.	370
13	Marcus & Millichap, Inc. ●	177
1	Marlin Business Services Corp.	28
10	Portfolio Recovery Associates, Inc. ●	617
9	Regional Management Corp. ●	275
4	Springleaf Holdings, Inc. ●	89
31	Virtus Investment Partners, Inc. ●	6,302
11	Walter Investment Management Corp. ●	415
327	Wisdomtree Investment, Inc. ●	4,547
		21,678
	Energy - 5.3%
187	BPZ Resources, Inc. ●	377
14	C&J Energy Services, Inc. ●	318
124	Diamondback Energy, Inc. ●	6,414
34	Energy XXI (Bermuda) Ltd.	991
27	EPL Oil & Gas, Inc. ●	852
57	Jones Energy, Inc. ●	915
66	Karoon Gas Australia Ltd. ●	276
39	Kodiak Oil & Gas Corp. ●	512
439	Painted Pony Petroleum Ltd. ●	2,887
26	PBF Energy, Inc.	682
83	PDC Energy, Inc. ●	5,621
297	Rex Energy Corp. ●	6,378
134	Rosetta Resources, Inc. ●	8,034
94	SemGroup Corp.	5,702
25	Synergy Resources Corp. ●	260

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Energy - 5.3% - (continued)
391	Trican Well Service Ltd.	$5,494
		45,713
	Food and Staples Retailing - 1.0%
108	Casey's General Stores, Inc.	7,861
23	Natural Grocers by Vitamin Cottage, Inc. ●	929
		8,790
	Food, Beverage and Tobacco - 1.2%
43	Darling International, Inc. ●	999
3	TreeHouse Foods, Inc. ●	227
467	WhiteWave Foods Co. Class A ●	9,355
		10,581
	Health Care Equipment and Services - 7.8%
179	Acadia Healthcare Co., Inc. ●	7,769
7	AmSurg Corp. ●	292
18	athenahealth, Inc. ●	2,417
2	Atrion Corp.	656
4	ConMed Corp.	152
22	Corvel Corp. ●	904
15	Cyberonics, Inc. ●	864
284	Dexcom, Inc. ●	8,172
8	Ensign Group, Inc.	349
212	Envision Healthcare Holdings ●	6,157
142	Examworks Group, Inc. ●	3,671
78	Globus Medical, Inc. ●	1,490
9	Greatbatch, Inc. ●	339
39	HealthSouth Corp.	1,376
71	Heartware International, Inc. ●	5,122
18	ICU Medical, Inc. ●	1,118
192	Insulet Corp. ●	7,480
3	MEDNAX, Inc. ●	294
24	Natus Medical, Inc. ●	468
16	Orthofix International N.V. ●	332
23	Photomedex, Inc. ●	296
188	Team Health Holdings ●	8,151
30	U.S. Physical Therapy, Inc.	943
48	Vascular Solutions, Inc. ●	937
105	Wellcare Health Plans, Inc. ●	7,031
		66,780
	Household and Personal Products - 1.1%
39	Elizabeth Arden, Inc. ●	1,412
33	Prestige Brands Holdings, Inc. ●	1,036
105	Spectrum Brands Holdings, Inc.	6,928
		9,376
	Insurance - 0.2%
20	Amerisafe, Inc.	779
9	Partnership Assurance Group ●	60
17	Protective Life Corp.	777
		1,616
	Materials - 3.3%
8	Advanced Emissions Solutions, Inc. ●	283
117	Graphic Packaging Holding Co. ●	980
536	Headwaters, Inc. ●	4,680
7	Innospec, Inc.	322
231	KapStone Paper & Packaging Corp.	11,993
10	LSB Industries, Inc. ●	353
108	Methanex Corp. ADR	6,302
16	Myers Industries, Inc.	289
45	New Gold, Inc. ●	265
20	Olin Corp.	461
60	Omnova Solutions, Inc. ●	525
41	PolyOne Corp.	1,229
216	Romarco Minerals, Inc. ●	78
18	Silgan Holdings, Inc.	792
		28,552
	Media - 2.4%
259	Imax Corp. ●	7,554
209	Pandora Media, Inc. ●	5,248
104	Shutterstock, Inc. ●	7,357
26	Tremor Video, Inc. ●	254
		20,413
	Pharmaceuticals, Biotechnology and Life Sciences - 9.4%
20	Acorda Therapeutics, Inc. ●	621
26	Agios Pharmaceuticals, Inc. ●	591
105	Algeta ASA ●	4,156
30	Alkermes plc ●	1,047
69	Alnylam Pharmaceuticals, Inc. ●	3,998
48	Arena Pharmaceuticals, Inc. ●	209
48	Bruker Corp. ●	983
73	Cadence Pharmaceuticals, Inc. ●	360
96	Covance, Inc. ●	8,525
91	Cubist Pharmaceuticals, Inc. ●	5,669
16	Durata Therapeutics, Inc. ●	152
703	Exelixis, Inc. ●	3,468
122	Hyperion Therapeutics, Inc. ●	2,446
261	Immunogen, Inc. ●	4,294
95	Incyte Corp. ●	3,708
22	Infinity Pharmaceuticals, Inc. ●	303
292	Ironwood Pharmaceuticals, Inc. ●	2,802
184	Medicines Co. ●	6,238
227	NPS Pharmaceuticals, Inc. ●	6,534
88	Pacira Pharmaceuticals, Inc. ●	4,423
23	PAREXEL International Corp. ●	1,035
122	Portola Pharmaceuticals, Inc. ●	2,691
12	Puma Biotechnology, Inc. ●	453
104	Salix Pharmaceuticals Ltd. ●	7,450
107	Seattle Genetics, Inc. ●	4,144
98	Tesaro, Inc. ●	3,777
91	Xenoport, Inc. ●	478
		80,555
	Real Estate - 0.6%
24	Altisource Residential Corp.	640
46	Arbor Realty Trust	305
30	Armada Hoffler Properties, Inc.	292
21	Coresite Realty Corp. REIT	673
52	Glimcher Realty Trust REIT	528
21	Medical Properties Trust, Inc. REIT	279
8	Mid-America Apartment Communities, Inc. REIT	542
10	Pebblebrook Hotel Trust REIT	302
30	Ramco-Gershenson Properties Trust REIT	488
32	Summit Hotel Properties, Inc. REIT	292
61	Sunstone Hotel Investors, Inc. REIT	809
15	Whitestone REIT	201
		5,351
	Retailing - 5.6%
3,137	Allstar Co. ⌂●†	5,768
13	Cato Corp.	393
17	Core-Mark Holding Co., Inc.	1,202

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Retailing - 5.6% - (continued)
160	Debenhams plc	$260
52	DSW, Inc.	4,579
14	Finish Line (The), Inc.	361
121	Five Below, Inc. ●	5,856
9	Foot Locker, Inc.	323
12	Group 1 Automotive, Inc.	770
164	HSN, Inc.	8,570
62	Lumber Liquidators Holdings, Inc. ●	7,078
23	Mattress Firm Holding Corp. ●	702
461	Pier 1 Imports, Inc.	9,620
164	Tuesday Morning Corp. ●	2,314
		47,796
	Semiconductors and Semiconductor Equipment - 2.0%
108	First Solar, Inc. ●	5,433
73	GT Advanced Technologies, Inc. ●	550
23	Inphi Corp. ●	342
1,113	Lattice Semiconductor Corp. ●	5,709
36	Nanometrics, Inc. ●	673
108	SunEdison, Inc. ●	1,007
130	Ultratech Stepper, Inc. ●	3,088
		16,802
	Software and Services - 24.5%
34	Actuate Corp. ●	270
162	Acxiom Corp. ●	5,370
19	Allot Communications Ltd. ●	249
394	Angie's List, Inc. ●	5,544
31	Aspen Technology, Inc. ●	1,166
411	Bankrate, Inc. ●	6,922
16	Blackhawk Network Holdings, Inc. ●	374
593	Cadence Design Systems, Inc. ●	7,687
34	Carbonite, Inc. ●	446
20	Cass Information Systems, Inc.	1,152
6	Commvault Systems, Inc. ●	446
65	Concur Technologies, Inc. ●	6,794
239	Constant Contact, Inc. ●	6,180
73	Cornerstone OnDemand, Inc. ●	3,447
55	CoStar Group, Inc. ●	9,736
10	CSG Systems International, Inc.	265
16	Cvent, Inc. ●	484
186	DealerTrack Technologies, Inc. ●	6,946
70	Demandware, Inc. ●	3,447
11	Ellie Mae, Inc. ●	320
40	Envestnet, Inc. ●	1,442
28	Exlservice Holdings, Inc. ●	812
22	Fair Isaac, Inc.	1,282
329	Fleetmatics Group Ltd. ●	10,439
59	Global Payments, Inc.	3,533
231	Heartland Payment Systems, Inc.	9,332
65	Higher One Holdings, Inc. ●	517
177	IAC/InterActiveCorp.	9,476
17	Imperva, Inc. ●	669
37	j2 Global, Inc.	2,016
26	LivePerson, Inc. ●	240
12	Manhattan Associates, Inc. ●	1,314
106	Marketo, Inc. ●	3,577
119	MAXIMUS, Inc.	5,776
75	Mitek Systems, Inc. ●	398
36	Model N, Inc. ●	328
26	Netscout Systems, Inc. ●	746
19	Nuance Communications, Inc. ●	291
107	Opentable, Inc. ●	7,406
249	PTC, Inc. ●	6,895
10	QLIK Technologies, Inc. ●	252
73	Sapient Corp. ●	1,152
72	ServiceNow, Inc. ●	3,959
502	ServiceSource International LLC ●	5,431
10	Silver Spring Networks, Inc. ●	222
9	Solera Holdings, Inc.	506
57	Splunk, Inc. ●	3,552
94	Stamps.com, Inc. ●	4,259
240	Trulia, Inc. ●	9,582
63	Tyler Corp. ●	6,125
218	Verint Systems, Inc. ●	7,966
154	Virtusa Corp. ●	4,775
460	Web.com Group, Inc. ●	12,399
14	WebMD Health Corp. ●	477
92	WEX, Inc. ●	8,587
318	WNS Holdings Ltd. ADR ●	7,153
		210,131
	Technology Hardware and Equipment - 1.5%
20	Arris Group, Inc. ●	353
27	CDW Corp. of Delaware ●	592
5	Coherent, Inc.	343
32	Emulex Corp. ●	245
47	Extreme Networks, Inc. ●	250
13	FEI Co.	1,142
55	Mitel Networks Corp. ●	329
94	Mobileye N.V. ⌂●†	2,964
12	Netgear, Inc. ●	339
30	Oplink Communications, Inc. ●	545
126	ParkerVision, Inc. ●	346
27	Plantronics, Inc.	1,150
30	Polycom, Inc. ●	309
47	Rogers Corp. ●	2,895
26	Ubiquiti Networks, Inc.	1,013
		12,815
	Transportation - 4.2%
247	Avis Budget Group, Inc. ●	7,734
28	Celadon Group, Inc.	512
179	Con-way, Inc.	7,390
30	Marten Transport Ltd.	529
165	Old Dominion Freight Line, Inc. ●	7,717
245	Spirit Airlines, Inc. ●	10,575
668	Telogis, Inc. ⌂●†	1,191
		35,648
	Utilities - 0.2%
5	ALLETE, Inc.	273
11	Pattern Energy Group, Inc. ●	247
15	UNS Energy Corp.	756
7	Westar Energy, Inc.	218
		1,494
	Total common stocks
	(cost $672,054)	$840,125

The accompanying notes are an integral part of these financial statements.

7

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
PREFERRED STOCKS - 0.2%
	Transportation - 0.2%
909	Telogis, Inc. ⌂●†		$1,801

	Total preferred stocks
	(cost $2,002)		$1,801

EXCHANGE TRADED FUNDS - 0.2%
	Other Investment Pools and Funds - 0.2%
10	iShares Russell 2000 Growth Index Fund		$1,281
4	iShares Russell 2000 Index Fund		437

	Total exchange traded funds
	(cost $1,743)		$1,718

	Total long-term investments
	(cost $675,799)		$843,644

SHORT-TERM INVESTMENTS - 1.2%
Repurchase Agreements - 1.2%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $844, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $860)
$844	0.10%, 10/31/2013		$844
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $292, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $298)
292	0.09%, 10/31/2013		292
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,353, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $1,380)
1,353	0.08%, 10/31/2013		1,353
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $3,837,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$3,914)
3,837	0.09%, 10/31/2013		3,837
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $1,547, collateralized by
FHLMC 2.50% - 7.50%, 2026 - 2043,
FNMA 3.00% - 7.00%, 2026 - 2043,
GNMA 2.67% - 5.00%, 2024 - 2048,
	value of $1,578)
1,547	0.12%, 10/31/2013		1,547
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $913, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $931)
913	0.09%, 10/31/2013		913
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,607, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $1,642)
1,607	0.10%, 10/31/2013		1,607
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $8, collateralized by U.S. Treasury Note 0.63%, 2017, value of $8)
8	0.09%, 10/31/2013		8
			10,401
	Total short-term investments
	(cost $10,401)		$10,401

	Total investments
	(cost $686,200) ▲	99.6%	$854,045
	Other assets and liabilities	0.4%	3,267
	Total net assets	100.0%	$857,312

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $688,425 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$187,261
Unrealized Depreciation	(21,641)
Net Unrealized Appreciation	$165,620

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value of these securities was $11,724, which represents 1.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	3,137	Allstar Co.	$1,853
08/2013	94	Mobileye N.V.	3,293
09/2013	909	Telogis, Inc. Preferred	2,002
09/2013	668	Telogis, Inc.	1,323

At October 31, 2013, the aggregate value of these securities was $11,724, which represents 1.4% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small Company Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$840,125	$825,153	$5,049	$9,923
Exchange Traded Funds	1,718	1,718	–	–
Preferred Stocks	1,801	–	–	1,801
Short-Term Investments	10,401	–	10,401	–
Total	$854,045	$826,871	$15,450	$11,724

♦	For the year ended October 31, 2013, investments valued at $355 were transferred from Level 1 to Level 2, and investments valued at $2,139 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2013
Assets:
Common Stocks	$5,491	$—	$1,156	*	$—	$4,616	$(1,340)	$—	$—	$9,923
Preferred Stocks	—	—	(200	)†	—	2,001	—	—	—	1,801
Total	$5,491	$—	$956		$—	$6,617	$(1,340)	$—	$—	$11,724

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $1,156.
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $(200).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small Company Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $686,200)	$854,045
Cash	1
Foreign currency on deposit with custodian (cost $–)	—
Receivables:
Investment securities sold	12,976
Fund shares sold	1,600
Dividends and interest	63
Other assets	57
Total assets	868,742
Liabilities:
Payables:
Investment securities purchased	10,631
Fund shares redeemed	478
Investment management fees	132
Administrative fees	4
Distribution fees	33
Accrued expenses	152
Total liabilities	11,430
Net assets	$857,312
Summary of Net Assets:
Capital stock and paid-in-capital	$599,261
Distributions in excess of net investment income	(112)
Accumulated net realized gain	90,318
Unrealized appreciation of investments	167,845
Net assets	$857,312

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$24.58/$26.01
Shares outstanding	13,044
Net assets	$320,630
Class B: Net asset value per share	$20.82
Shares outstanding	291
Net assets	$6,062
Class C: Net asset value per share	$20.77
Shares outstanding	1,850
Net assets	$38,428
Class I: Net asset value per share	$25.12
Shares outstanding	1,543
Net assets	$38,749
Class R3: Net asset value per share	$26.00
Shares outstanding	2,217
Net assets	$57,652
Class R4: Net asset value per share	$26.65
Shares outstanding	2,531
Net assets	$67,467
Class R5: Net asset value per share	$27.23
Shares outstanding	306
Net assets	$8,321
Class Y: Net asset value per share	$27.48
Shares outstanding	11,645
Net assets	$320,003

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small Company Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$4,925
Interest	13
Less: Foreign tax withheld	(41)
Total investment income	4,897

Expenses:
Investment management fees	6,040
Administrative services fees
Class R3	101
Class R4	90
Class R5	8
Transfer agent fees
Class A	825
Class B	30
Class C	82
Class I	88
Class R3	3
Class R4	1
Class R5	3
Class Y	5
Distribution fees
Class A	722
Class B	60
Class C	345
Class R3	252
Class R4	150
Custodian fees	11
Accounting services fees	106
Registration and filing fees	105
Board of Directors' fees	18
Audit fees	17
Other expenses	155
Total expenses (before waivers and fees paid indirectly)	9,217
Expense waivers	(11)
Transfer agent fee waivers	(11)
Commission recapture	(73)
Custodian fee offset	—
Total waivers and fees paid indirectly	(95)
Total expenses, net	9,122
Net Investment Loss	(4,225)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	106,693
Net realized gain on foreign currency contracts	20
Net realized loss on other foreign currency transactions	(22)
Net Realized Gain on Investments and Foreign Currency Transactions	106,691
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	126,191
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	126,191
Net Gain on Investments and Foreign Currency Transactions	232,882
Net Increase in Net Assets Resulting from Operations	$228,657

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment loss	$(4,225)	$(4,779)
Net realized gain on investments and foreign currency transactions	106,691	44,272
Net unrealized appreciation of investments and foreign currency transactions	126,191	12,623
Net Increase in Net Assets Resulting from Operations	228,657	52,116
Distributions to Shareholders:
From net realized gain on investments
Class A	(18,096)	(15,141)
Class B	(460)	(517)
Class C	(2,518)	(2,128)
Class I	(1,663)	(1,042)
Class R3	(3,069)	(2,279)
Class R4	(3,508)	(2,444)
Class R5	(540)	(470)
Class Y	(15,031)	(11,102)
Total distributions	(44,885)	(35,123)
Capital Share Transactions:
Class A	(16,681)	(33,861)
Class B	(1,224)	(3,229)
Class C	(1,349)	(4,412)
Class I	6,921	4,794
Class R3	(2,403)	576
Class R4	(3,360)	3,574
Class R5	(2,337)	(1,449)
Class Y	6,509	1,021
Net decrease from capital share transactions	(13,924)	(32,986)
Net Increase (Decrease) in Net Assets	169,848	(15,993)
Net Assets:
Beginning of period	687,464	703,457
End of period	$857,312	$687,464
Undistributed (distribution in excess of) net investment income	$(112)	$(4,535)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small Company Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund’s portfolio managers are Steven C. Angeli (82.00%), Mammen Chally (14.91%) and Jamie A. Rome (3.09%). The portfolio management team also includes Mario E. Abularach and Stephen C. Mortimer. The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

14

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

15

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

16

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize

17

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2013.

18

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$20	$—	$—	$—	$—	$20
Total	$—	$20	$—	$—	$—	$—	$20

5.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

19

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Long-Term Capital Gains ‡	$44,885	$35,123

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$34,032
Undistributed Long-Term Capital Gain	58,399
Unrealized Appreciation *	165,620
Total Accumulated Earnings	$258,051

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$8,648
Accumulated Net Realized Gain (Loss)	(8,679)
Capital Stock and Paid-in-Capital	31

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

20

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $500 million	0.7500%
On next $500 million	0.7000%
On next $3.5 billion	0.6500%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

21

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.38%
Class B	2.14
Class C	2.08
Class I	1.13
Class R3	1.54
Class R4	1.24
Class R5	0.94
Class Y	0.85

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $806 and contingent deferred sales charges of $6 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3

22

and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	9%

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases for U.S. Government Obligations	786,110
Sales Proceeds for U.S. Government Obligations	840,704

23

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	2,412	1,011	(4,132)	(709)	2,659	859	(5,158)	(1,640)
Amount	$51,670	$17,866	$(86,217)	$(16,681)	$50,939	$14,597	$(99,397)	$(33,861)
Class B
Shares	12	28	(103)	(63)	23	32	(246)	(191)
Amount	$222	$424	$(1,870)	$(1,224)	$392	$471	$(4,092)	$(3,229)
Class C
Shares	213	156	(433)	(64)	130	134	(517)	(253)
Amount	$3,984	$2,343	$(7,676)	$(1,349)	$2,165	$1,972	$(8,549)	$(4,412)
Class I
Shares	841	88	(612)	317	689	54	(494)	249
Amount	$18,360	$1,581	$(13,020)	$6,921	$13,496	$939	$(9,641)	$4,794
Class R3
Shares	497	163	(780)	(120)	462	127	(541)	48
Amount	$11,428	$3,058	$(16,889)	$(2,403)	$9,321	$2,279	$(11,024)	$576
Class R4
Shares	589	183	(915)	(143)	1,216	134	(1,170)	180
Amount	$13,848	$3,498	$(20,706)	$(3,360)	$25,287	$2,440	$(24,153)	$3,574
Class R5
Shares	108	28	(244)	(108)	193	25	(277)	(59)
Amount	$2,506	$540	$(5,383)	$(2,337)	$3,954	$470	$(5,873)	$(1,449)
Class Y
Shares	1,893	764	(2,295)	362	3,422	595	(3,916)	101
Amount	$46,274	$15,029	$(54,794)	$6,509	$70,300	$11,101	$(80,380)	$1,021
Total
Shares	6,565	2,421	(9,514)	(528)	8,794	1,960	(12,319)	(1,565)
Amount	$148,292	$44,339	$(206,555)	$(13,924)	$175,854	$34,269	$(243,109)	$(32,986)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	22	$ 465
For the Year Ended October 31, 2012	69	$ 1,313

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

24

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

25

The Hartford Small Company Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$19.52	$(0.16)	$6.56	$6.40	$–	$(1.34)	$(1.34)	$24.58	35.44%	$320,630	1.39%	1.39%	(0.73)%
B	16.87	(0.27)	5.56	5.29	–	(1.34)	(1.34)	20.82	34.34	6,062	2.35	2.15	(1.47)
C	16.82	(0.26)	5.55	5.29	–	(1.34)	(1.34)	20.77	34.45	38,428	2.09	2.09	(1.43)
I	19.87	(0.11)	6.70	6.59	–	(1.34)	(1.34)	25.12	35.79	38,749	1.14	1.14	(0.52)
R3	20.61	(0.20)	6.93	6.73	–	(1.34)	(1.34)	26.00	35.15	57,652	1.56	1.55	(0.88)
R4	21.03	(0.14)	7.10	6.96	–	(1.34)	(1.34)	26.65	35.56	67,467	1.26	1.25	(0.59)
R5	21.39	(0.06)	7.24	7.18	–	(1.34)	(1.34)	27.23	36.02	8,321	0.99	0.95	(0.25)
Y	21.56	(0.05)	7.31	7.26	–	(1.34)	(1.34)	27.48	36.12	320,003	0.86	0.86	(0.20)

For the Year Ended October 31, 2012 (D)
A	$19.23	$(0.18)	$1.46	$1.28	$–	$(0.99)	$(0.99)	$19.52	7.44%	$268,501	1.41%	1.40%	(0.85)%
B	16.88	(0.35)	1.33	0.98	–	(0.99)	(0.99)	16.87	6.65	5,972	2.37	2.15	(1.60)
C	16.83	(0.29)	1.27	0.98	–	(0.99)	(0.99)	16.82	6.67	32,182	2.12	2.12	(1.57)
I	19.51	(0.11)	1.46	1.35	–	(0.99)	(0.99)	19.87	7.70	24,366	1.14	1.14	(0.58)
R3	20.27	(0.20)	1.53	1.33	–	(0.99)	(0.99)	20.61	7.30	48,148	1.58	1.55	(0.99)
R4	20.60	(0.13)	1.55	1.42	–	(0.99)	(0.99)	21.03	7.63	56,217	1.27	1.25	(0.68)
R5	20.88	(0.11)	1.61	1.50	–	(0.99)	(0.99)	21.39	7.93	8,859	1.00	0.95	(0.41)
Y	21.02	(0.06)	1.59	1.53	–	(0.99)	(0.99)	21.56	8.02	243,219	0.87	0.87	(0.30)

For the Year Ended October 31, 2011
A	$17.48	$(0.15)	$1.90	$1.75	$–	$–	$–	$19.23	10.01%	$296,062	1.37%	1.37%	(0.77)%
B	15.46	(0.27)	1.69	1.42	–	–	–	16.88	9.18	9,192	2.30	2.15	(1.55)
C	15.41	(0.26)	1.68	1.42	–	–	–	16.83	9.21	36,465	2.10	2.10	(1.50)
I	17.68	(0.10)	1.93	1.83	–	–	–	19.51	10.35	19,056	1.08	1.08	(0.49)
R3	18.45	(0.20)	2.02	1.82	–	–	–	20.27	9.86	46,392	1.57	1.55	(0.96)
R4	18.70	(0.14)	2.04	1.90	–	–	–	20.60	10.16	51,387	1.26	1.25	(0.66)
R5	18.90	(0.08)	2.06	1.98	–	–	–	20.88	10.48	9,867	0.99	0.95	(0.35)
Y	19.01	(0.06)	2.07	2.01	–	–	–	21.02	10.57	235,036	0.86	0.86	(0.26)

See Portfolio Turnover information on the next page.

26

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2010
A	$13.90	$(0.13)	$3.71	$3.58	$–	$–	$–	$17.48	25.76%	$289,558	1.41%	1.40%	(0.80)%
B	12.39	(0.22)	3.29	3.07	–	–	–	15.46	24.78	12,384	2.36	2.15	(1.54)
C	12.34	(0.22)	3.29	3.07	–	–	–	15.41	24.88	40,018	2.16	2.15	(1.55)
I	14.03	(0.09)	3.74	3.65	–	–	–	17.68	26.02	13,283	1.17	1.15	(0.54)
R3	14.70	(0.16)	3.91	3.75	–	–	–	18.45	25.51	35,873	1.59	1.57	(1.00)
R4	14.85	(0.11)	3.96	3.85	–	–	–	18.70	25.93	45,096	1.28	1.26	(0.67)
R5	14.97	(0.07)	4.00	3.93	–	–	–	18.90	26.25	11,706	1.02	1.02	(0.41)
Y	15.03	(0.05)	4.03	3.98	–	–	–	19.01	26.48	273,558	0.87	0.87	(0.28)

For the Year Ended October 31, 2009
A	$13.09	$(0.08)	$0.89	$0.81	$–	$–	$–	$13.90	6.19%	$275,834	1.53%	1.32%	(0.67)%
B	11.71	(0.12)	0.80	0.68	–	–	–	12.39	5.81	16,169	2.59	1.76	(1.10)
C	11.71	(0.15)	0.78	0.63	–	–	–	12.34	5.38	38,082	2.31	2.04	(1.39)
I	13.18	(0.06)	0.91	0.85	–	–	–	14.03	6.45	16,312	1.24	1.11	(0.48)
R3	13.89	(0.13)	0.94	0.81	–	–	–	14.70	5.83	12,822	1.66	1.65	(1.04)
R4	13.98	(0.09)	0.96	0.87	–	–	–	14.85	6.22	31,532	1.31	1.31	(0.67)
R5	14.06	(0.06)	0.97	0.91	–	–	–	14.97	6.47	12,384	1.11	1.05	(0.42)
Y	14.10	(0.04)	0.97	0.93	–	–	–	15.03	6.59	245,727	0.91	0.91	(0.27)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	106%
For the Year Ended October 31, 2012	124
For the Year Ended October 31, 2011	111
For the Year Ended October 31, 2010	181
For the Year Ended October 31, 2009	180

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Small Company Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Small Company Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

28

The Hartford Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford Small Company Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

30

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Small Company Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

32

The Hartford Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,169.40	$7.48	$1,000.00	$1,018.31	$6.96	1.37%	184	365
Class B	$1,000.00	$1,164.40	$11.74	$1,000.00	$1,014.36	$10.93	2.15	184	365
Class C	$1,000.00	$1,165.50	$11.31	$1,000.00	$1,014.76	$10.52	2.07	184	365
Class I	$1,000.00	$1,171.10	$6.17	$1,000.00	$1,019.52	$5.74	1.13	184	365
Class R3	$1,000.00	$1,168.00	$8.48	$1,000.00	$1,017.39	$7.89	1.55	184	365
Class R4	$1,000.00	$1,169.90	$6.84	$1,000.00	$1,018.90	$6.37	1.25	184	365
Class R5	$1,000.00	$1,171.70	$5.20	$1,000.00	$1,020.41	$4.84	0.95	184	365
Class Y	$1,000.00	$1,172.40	$4.66	$1,000.00	$1,020.91	$4.34	0.85	184	365

33

The Hartford Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Small Company Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

34

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board considered that, in response to questions raised concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

35

The Hartford Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

36

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

The Hartford Small Company Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small-cap Stock Risk: Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

38

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-SC13 12/13 114000-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD SMALL/MID CAP EQUITY FUND 2013 Annual Report

The Hartford Small/Mid Cap Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Small/Mid Cap Equity Fund inception 01/01/2005

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 1/01/05 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Small/Mid Cap Equity A#	33.23%	19.91%	6.92%
Small/Mid Cap Equity A##	25.90%	18.57%	6.24%
Small/Mid Cap Equity B#	32.21%	19.11%	6.33%*
Small/Mid Cap Equity B##	27.21%	18.91%	6.33%*
Small/Mid Cap Equity C#	32.12%	19.04%	6.16%
Small/Mid Cap Equity C##	31.12%	19.04%	6.16%
Small/Mid Cap Equity R3#	32.93%	20.07%	7.19%
Small/Mid Cap Equity R4#	33.25%	20.21%	7.26%
Small/Mid Cap Equity R5#	33.71%	20.37%	7.34%
Small/Mid Cap Equity Y#	33.59%	20.35%	7.34%
Russell 2500 Index	35.41%	19.04%	8.45%

▲	Inception: 01/01/2005
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Small/Mid Cap Equity Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Small/Mid Cap Equity Class A	1.30%	1.44%
Small/Mid Cap Equity Class B	2.05%	2.38%
Small/Mid Cap Equity Class C	2.05%	2.21%
Small/Mid Cap Equity Class R3	1.50%	1.65%
Small/Mid Cap Equity Class R4	1.20%	1.35%
Small/Mid Cap Equity Class R5	0.90%	1.03%
Small/Mid Cap Equity Class Y	0.85%	0.90%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
David J. Elliott, CFA
Vice President, Co-Director of Quantitative Investments and Director of Quantitative Portfolio Management

How did the Fund perform?

The Class A shares of The Hartford Small/Mid Cap Equity Fund returned 33.23%, before sales charge, for the twelve-month period ended October 31, 2013, underperforming the Fund’s benchmark, the Russell 2500 Index, which returned 35.41% for the same period. The Fund slightly outperformed the 33.08% average return of the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite clear signs of political dysfunction in Washington, U.S. equities surged during the period (+27%) and reached a new all-time high during October (as measured by the S&P 500 Index). From its closing low on March 9, 2009, the S&P 500 ended October 2013 up over 159%. There have been a few hiccups during the rally, including in August 2013, where U.S. stocks suffered their worst month of the year amid heightened geopolitical risks stemming from the widening conflict in Syria. In September, the Federal Open Market Committee’s decision to leave the pace of its monthly asset purchases unchanged at $85 billion surprised many investors and contributed to the burgeoning risk appetites among many market participants. This continued highly accommodative monetary policy, along with solid earnings results and an upward trending housing market, overshadowed the 16-day government shutdown and near breach of the U.S. debt ceiling. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Investors also cheered the nomination of Janet Yellen to become the next head of the U.S. Federal Reserve (Fed); she is widely viewed as more likely to maintain the Fed’s current monetary policy than outgoing chairman Ben Bernanke.

All ten sectors in the Russell 2500 Index posted positive returns during the period. Strong performers included the Consumer Staples (+54.6%), Industrials (+44.2%), and Consumer Discretionary (+41.8%) sectors, while the Utilities (+18.0%), Materials (+24.3%) and Financials (+27.5%) sectors lagged on a relative basis.

Security selection detracted most from benchmark-relative returns during the twelve-month period ended October 31, 2013. Favorable stock selection in the Industrials, Materials, and Consumer Discretionary sectors was offset by weak stock selection in the Health Care, Financials, and Information Technology sectors. Overall sector positioning, a fallout of our bottom up stock selection process, contributed modestly to relative returns during the period due primarily to an underweight to the Financials sector and an overweight to the Consumer Staples sector. The Fund’s modest cash position detracted from relative performance in an upward-trending market.

The largest detractors from benchmark relative performance were Hatteras Financial (Financials), Mack-Cali Realty (Financials), and CYS Investments (Financials). Shares of Hatteras Financial, a mortgage real estate investment trust (REIT) focused on adjustable-rate mortgages, fell during the period as the company failed to deliver the relative protection versus fixed income mortgage-backed securities that investors expected to see in a rising rate environment. Shares of Mack-Cali Realty, a U.S.-based suburban office REIT, fell during the period as the company responded to a slower suburban office market by adding to its multifamily portfolio. Mack-Cali also lowered its 2013 year-end guidance in the middle of the year. Shares of CYS Investments, a U.S.-based specialty finance company that primarily invests in agency residential mortgage backed securities (RMBS), fell during the period as

3

The Hartford Small/Mid Cap Equity Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

uncertainty over quantitative easing depressed RMBS prices. Coeur Mining (Materials) also detracted from absolute performance during the period.

The largest contributors to relative and absolute performance were Barrett Business Services (Industrials), Taser International (Industrials), and Alaska Air Group (Industrials). Shares of Barrett Business Services, a Washington-based company that provides outsourced workers' compensation coverage and other personnel services to businesses, rose as the company reported better than expected earnings during the period. Shares of Taser International, a U.S.-based company engaged in the development, manufacture and sale of electronic control devices, rose after the company posted stronger than expected sales of its new on-officer video equipment, a technology being increasingly adopted by law enforcement. Alaska Air Group, an airline holding company, rose during the period as sales increased during the period due to increased capacity and travel routes.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We seek to add value by utilizing our proprietary quantitative research and investment tools in a highly disciplined framework. We focus on stock selection as the key driver of returns and use quantitative portfolio optimization techniques to minimize unintended and uncompensated risks. Based on individual stock decisions, the Fund ended the period most overweight in the Utilities, Industrials, and Health Care sectors and most underweight in the Financials, Materials, and Telecommunication Services sectors, relative to the Russell 2500 Index.

Diversification by Sector

as of October 31, 2013

Percentage of
Sector	Net Assets
Equity Securities
Consumer Discretionary	15.2%
Consumer Staples	3.3
Energy	6.0
Financials	19.2
Health Care	10.8
Industrials	16.6
Information Technology	15.3
Materials	5.6
Services	0.7
Utilities	5.7
Total	98.4%
Short-Term Investments	1.5
Other Assets and Liabilities	0.1
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4%
	Automobiles and Components - 0.7%
15	Goodyear (The) Tire & Rubber Co. ●	$308
8	Superior Industries International, Inc.	148
		456
	Banks - 4.4%
7	Banco Latinoamericano De Comercio Exterior S.A. ADR	184
42	Fifth Third Bancorp	797
14	First Niagara Financial Group, Inc.	149
56	Huntington Bancshares, Inc.	488
10	MainSource Financial Group, Inc.	162
19	MGIC Investment Corp. ●	151
2	Nationstar Mortgage Holdings, Inc. ●	123
6	Popular, Inc. ●	149
44	Regions Financial Corp.	419
20	United Community Banks, Inc. ●	316
5	Zions Bancorporation	136
		3,074
	Capital Goods - 10.0%
7	A.O. Smith Corp.	351
13	Aircastle Ltd.	241
6	Albany International Corp. Class A	217
3	Alliant Techsystems, Inc.	348
6	Altra Holdings, Inc.	167
4	American Railcar Industries, Inc.	160
14	Ampco-Pittsburgh Corp.	254
1	Astronics Corp. ●	69
—	Astronics Corp. Class B	13
2	DXP Enterprises, Inc. ●	184
4	Enpro Industries, Inc. ●	227
4	Esterline Technologies Corp. ●	281
3	Fortune Brands Home & Security, Inc.	142
4	Generac Holdings, Inc.	187
6	John Bean Technologies Corp.	155
1	Lindsay Corp.	84
20	Meritor, Inc. ●	136
8	Moog, Inc. Class A ●	460
3	National Presto Industries, Inc.	219
6	Oshkosh Corp. ●	271
2	Proto Laboratories, Inc. ●	143
50	Taser International, Inc. ●	883
6	Timken Co.	306
6	Trex Co., Inc. ●	407
3	Trinity Industries, Inc.	172
2	URS Corp.	130
2	Valmont Industries, Inc.	219
5	Wabco Holdings, Inc. ●	463
		6,889
	Commercial and Professional Services - 4.6%
4	Avery Dennison Corp.	179
10	Barrett Business Services, Inc.	872
5	Deluxe Corp.	245
4	Dun & Bradstreet Corp.	381
8	Enernoc, Inc. ●	130
7	Geo Group, Inc.	257
3	Manpowergroup, Inc.	258
4	Pitney Bowes, Inc.	81
9	RPX Corp. ●	155
3	Towers Watson & Co.	356
5	Viad Corp.	139
3	Wageworks, Inc. ●	133
		3,186
	Consumer Durables and Apparel - 4.8%
8	Blyth, Inc.	109
4	Brunswick Corp.	162
6	CSS Industries, Inc.	156
3	Fossil Group, Inc. ●	317
10	Hanesbrands, Inc.	688
7	Iconix Brand Group, Inc. ●	256
10	La-Z-Boy, Inc.	229
3	Nacco Industries, Inc. Class A	158
6	Polaris Industries, Inc.	784
21	Pulte Group, Inc.	362
4	Steven Madden Ltd. ●	136
		3,357
	Consumer Services - 3.2%
4	American Public Education, Inc. ●	140
—	Biglari Holdings, Inc. ●	144
8	Brinker International, Inc.	364
6	Capella Education Co. ●	341
4	Domino's Pizza, Inc.	262
14	International Speedway Corp. Class A	448
11	Krispy Kreme Doughnuts, Inc. ●	262
4	Multimedia Games Holding Co., Inc. ●	124
9	Ruth's Hospitality Group, Inc.	108
		2,193
	Diversified Financials - 2.4%
21	Apollo Investment Corp.	180
1	Credit Acceptance Corp. ●	142
5	Eaton Vance Corp.	226
8	FXCM, Inc.	138
10	Medley Capital Corp.	134
16	New Mountain Finance Corp.	220
2	Portfolio Recovery Associates, Inc. ●	105
22	TCP Capital Corp.	363
11	Wisdomtree Investment, Inc. ●	150
		1,658
	Energy - 6.0%
12	Alon USA Energy, Inc.	140
1	Core Laboratories N.V.	244
9	Delek U.S. Holdings, Inc.	220
17	Exco Resources, Inc.	94
7	Goodrich Petroleum Corp. ●	173
9	Green Plains Renewable Energy, Inc.	140
3	Helmerich & Payne, Inc.	256
11	HollyFrontier Corp.	484
2	Oil States International, Inc. ●	228
3	Seacor Holdings, Inc.	313
5	Superior Energy Services, Inc. ●	129
8	Tesoro Corp.	411
7	Unit Corp. ●	350
31	Vaalco Energy, Inc. ●	165
11	Valero Energy Corp.	466
11	Western Refining, Inc.	344
		4,157
	Food and Staples Retailing - 0.6%
43	Rite Aid Corp. ●	230
7	Spartan Stores, Inc.	163
		393
	Food, Beverage and Tobacco - 1.2%
3	Green Mountain Coffee Roasters, Inc. ●	157
14	Pilgrim's Pride Corp. ●	197
6	TreeHouse Foods, Inc. ●	425

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4% - (continued)
	Food, Beverage and Tobacco - 1.2% - (continued)
1	Universal Corp.	$69
		848
	Health Care Equipment and Services - 4.9%
4	Aetna, Inc.	226
7	Alere, Inc. ●	226
5	Anika Therapeutics, Inc. ●	155
4	Community Health Systems, Inc.	183
4	Cyberonics, Inc. ●	248
17	Gentiva Health Services, Inc. ●	192
5	Health Net, Inc. ●	161
2	Hill-Rom Holdings, Inc.	78
3	Magellan Health Services, Inc. ●	159
2	Medidata Solutions, Inc. ●	232
5	Molina Healthcare, Inc. ●	155
7	Omnicare, Inc.	403
7	Orthofix International N.V. ●	137
18	Owens & Minor, Inc.	685
15	Select Medical Holdings Corp.	126
		3,366
	Household and Personal Products - 1.5%
3	Energizer Holdings, Inc.	314
1	Herbalife Ltd.	65
4	Inter Parfums, Inc.	155
4	Nu Skin Enterprises, Inc. Class A	476
		1,010
	Insurance - 4.1%
7	Assurant, Inc.	404
3	Everest Re Group Ltd.	452
4	FBL Financial Group Class A	192
18	Genworth Financial, Inc. ●	260
4	Hanover Insurance Group, Inc.	222
12	Kemper Corp.	437
7	Montpelier Re Holdings Ltd.	204
6	Protective Life Corp.	286
19	Symetra Financial Corp.	360
		2,817
	Materials - 5.6%
19	A. M. Castle & Co. ●	268
4	AMCOL International Corp.	131
3	Clearwater Paper Corp. ●	136
3	Domtar Corp.	288
11	Gold Resource Corp.	56
9	Huntsman Corp.	214
8	Kraton Performance Polymers, Inc. ●	174
7	Myers Industries, Inc.	128
5	OM Group, Inc. ●	156
7	Packaging Corp. of America	436
6	Reliance Steel & Aluminum	403
18	Resolute Forest Products ●	280
4	Rock Tenn Co. Class A	439
5	Sealed Air Corp.	163
9	Steel Dynamics, Inc.	162
11	SunCoke Energy, Inc. ●	210
2	Westlake Chemical Corp.	247
		3,891
	Media - 1.5%
21	Gannett Co., Inc.	573
31	Global Sources Ltd. ●	235
4	Live Nation Entertainment, Inc. ●	84
2	Shutterstock, Inc. ●	127
		1,019
	Pharmaceuticals, Biotechnology and Life Sciences - 5.9%
4	Charles River Laboratories International, Inc. ●	187
5	Cubist Pharmaceuticals, Inc. ●	279
13	Emergent Biosolutions, Inc. ●	262
4	Endo Health Solutions, Inc. ●	175
37	Enzon, Inc.	54
5	Genomic Health, Inc. ●	135
4	Isis Pharmaceuticals, Inc. ●	146
10	Luminex Corp. ●	201
12	Myriad Genetics, Inc. ●	301
3	PAREXEL International Corp. ●	146
61	PDL Biopharma, Inc.	493
2	Questcor Pharmaceuticals, Inc.	129
13	Repligen Corp. ●	144
4	Salix Pharmaceuticals Ltd. ●	251
7	Santarus, Inc. ●	170
4	Sarepta Therapeutics, Inc. ●	144
24	Sciclone Pharmaceuticals, Inc. ●	113
24	Sunesis Pharmaceuticals, Inc. ●	118
6	United Therapeutics Corp. ●	496
25	XOMA Corp. ●	112
		4,056
	Real Estate - 8.3%
6	Alexander & Baldwin, Inc. ●	229
17	American Capital Mortgage Investment Corp. REIT	316
21	American Realty Capital Properties, Inc.	279
13	Brandywine Realty Trust REIT	182
12	Capstead Mortgage Corp. REIT	143
10	CBL & Associates Properties, Inc. REIT	188
12	DDR Corp. REIT	210
22	Franklin Street Properties Corp. REIT	294
17	Government Properties Income Trust REIT	423
25	Hatteras Financial Corp. REIT	459
30	Mack-Cali Realty Corp. REIT	610
67	MFA Mortgage Investments, Inc. REIT	496
7	Mid-America Apartment Communities, Inc. REIT	445
9	PennyMac Mortgage Investment Trust REIT	201
11	Redwood Trust, Inc. REIT	189
40	Retail Properties of America, Inc.	572
16	RLJ Lodging Trust REIT	409
5	Sabra Healthcare REIT, Inc.	132
		5,777
	Retailing - 5.0%
6	ANN, Inc. ●	201
3	Children's Place Retail Stores, Inc. ●	142
4	Dillard's, Inc.	361
6	Express, Inc. ●	144
4	GameStop Corp. Class A	197
4	Guess?, Inc.	125
7	HSN, Inc.	377
4	Lumber Liquidators Holdings, Inc. ●	411
4	Men's Wearhouse, Inc.	161
5	Overstock.com, Inc. ●	122
11	Pep (The) Boys - Manny, Moe & Jack ●	136
16	PetMed Express, Inc.	233

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4% - (continued)
	Retailing - 5.0% - (continued)
12	Pier 1 Imports, Inc.	$248
5	Rent-A-Center, Inc.	175
6	Urban Outfitters, Inc. ●	220
4	Williams-Sonoma, Inc.	199
		3,452
	Semiconductors and Semiconductor Equipment - 1.9%
11	Kulicke & Soffa Industries, Inc. ●	139
12	LSI Corp.	99
22	ON Semiconductor Corp. ●	152
13	Spansion, Inc. Class A ●	149
7	SunPower Corp. ●	205
14	Teradyne, Inc. ●	245
18	Tessera Technologies, Inc.	337
		1,326
	Software and Services - 9.4%
5	Advent Software, Inc.	151
6	Angie's List, Inc. ●	86
6	AOL, Inc.	203
17	AVG Technologies N.V. ●	338
7	Booz Allen Hamilton Holding Corp.	142
21	CA, Inc.	667
3	Commvault Systems, Inc. ●	234
10	Digital River, Inc. ●	175
6	DST Systems, Inc.	466
6	Euronet Worldwide, Inc. ●	239
22	Global Cash Access, Inc. ●	181
4	Heartland Payment Systems, Inc.	158
3	j2 Global, Inc.	176
2	Manhattan Associates, Inc. ●	192
6	Netscout Systems, Inc. ●	176
5	Neustar, Inc. ●	216
9	NIC, Inc.	231
2	Opentable, Inc. ●	118
2	Pegasystems, Inc.	91
8	Rovi Corp. ●	136
5	Splunk, Inc. ●	326
8	SS&C Technologies Holdings, Inc. ●	318
44	Synacor, Inc. ●	102
6	TeleTech Holdings, Inc. ●	146
25	TiVo, Inc. ●	326
7	Travelzoo, Inc. ●	148
3	Unisys Corp. ●	74
9	ValueClick, Inc. ●	165
12	Verint Systems, Inc. ●	420
5	Web.com Group, Inc. ●	137
		6,538
	Technology Hardware and Equipment - 3.9%
7	Aruba Networks, Inc. ●	139
9	Audience, Inc. ●	104
47	Brocade Communications Systems, Inc. ●	381
14	Calix, Inc. ●	143
8	Checkpoint Systems, Inc. ●	143
13	Comtech Telecommunications Corp.	381
25	Extreme Networks, Inc. ●	135
4	Lexmark International, Inc.	146
5	Synaptics, Inc. ●	242
3	SYNNEX Corp. ●	159
4	Ubiquiti Networks, Inc.	146
9	Vishay Intertechnology, Inc. ●	112
6	Western Digital Corp.	439
		2,670
	Telecommunication Services - 0.7%
11	Telephone & Data Systems, Inc.	356
42	Vonage Holdings Corp. ●	156
		512
	Transportation - 2.1%
12	Alaska Air Group, Inc.	876
2	Allegiant Travel Co.	186
1	AMERCO, Inc.	141
12	Swift Transportation Co. ●	259
		1,462
	Utilities - 5.7%
15	El Paso Electric Co.	542
17	Great Plains Energy, Inc.	394
7	Laclede Group, Inc.	315
10	Pinnacle West Capital Corp.	566
16	Portland General Electric Co.	448
14	UNS Energy Corp.	702
7	Vectren Corp.	255
24	Westar Energy, Inc.	746
		3,968
	Total common stocks
	(cost $56,720)	$68,075

	Total long-term investments
	(cost $56,720)	$68,075

SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreements - 1.5%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $84, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $86)
$84	0.10%, 10/31/2013	$84
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $29, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $30)
29	0.09%, 10/31/2013	29
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $135, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $138)
135	0.08%, 10/31/2013	135
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $383,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$390)
383	0.09%, 10/31/2013	383

 The accompanying notes are an integral part of these financial statements.

7

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.5% - (continued)
Repurchase Agreements - 1.5% - (continued)
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $154, collateralized by FHLMC
2.50% - 7.50%, 2026 - 2043, FNMA 3.00%
- 7.00%, 2026 - 2043, GNMA 2.67% -
	5.00%, 2024 - 2048, value of $157)
$154	0.12%, 10/31/2013		$154
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $91, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $93)
91	0.09%, 10/31/2013		91
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $160, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $164)
160	0.10%, 10/31/2013		160
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $1, collateralized by U.S. Treasury Note 0.63%, 2017, value of $1)
1	0.09%, 10/31/2013		1
			1,037
	Total short-term investments
	(cost $1,037)		$1,037

	Total investments
	(cost $57,757) ▲	99.9%	$69,112
	Other assets and liabilities	0.1%	96
	Total net assets	100.0%	$69,208

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $57,862 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,247
Unrealized Depreciation	(1,997)
Net Unrealized Appreciation	$11,250

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

The Hartford Small/Mid Cap Equity Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$68,075	$68,075	$–	$–
Short-Term Investments	1,037	–	1,037	–
Total	$69,112	$68,075	$1,037	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small/Mid Cap Equity Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $57,757)	$69,112
Cash	—
Receivables:
Fund shares sold	77
Dividends and interest	32
Other assets	60
Total assets	69,281
Liabilities:
Payables:
Fund shares redeemed	28
Investment management fees	10
Administrative fees	—
Distribution fees	6
Accrued expenses	29
Total liabilities	73
Net assets	$69,208
Summary of Net Assets:
Capital stock and paid-in-capital	$55,433
Undistributed net investment income	572
Accumulated net realized gain	1,848
Unrealized appreciation of investments	11,355
Net assets	$69,208

Shares authorized	950,000
Par value	$0 .001
Class A: Net asset value per share/Maximum offering price per share	$14.77/$15.63
Shares outstanding	3,479
Net assets	$51,393
Class B: Net asset value per share	$14.06
Shares outstanding	308
Net assets	$4,337
Class C: Net asset value per share	$13.94
Shares outstanding	883
Net assets	$12,315
Class R3: Net asset value per share	$15.10
Shares outstanding	40
Net assets	$598
Class R4: Net asset value per share	$15.10
Shares outstanding	11
Net assets	$172
Class R5: Net asset value per share	$15.16
Shares outstanding	11
Net assets	$169
Class Y: Net asset value per share	$15.14
Shares outstanding	15
Net assets	$224

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small/Mid Cap Equity Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$1,953
Interest	1
Less: Foreign tax withheld	—
Total investment income	1,954

Expenses:
Investment management fees	519
Administrative services fees
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	109
Class B	18
Class C	26
Class R3	—
Class R4	—
Class Y	—
Distribution fees
Class A	114
Class B	45
Class C	106
Class R3	1
Class R4	1
Custodian fees	3
Accounting services fees	10
Registration and filing fees	79
Board of Directors' fees	3
Audit fees	12
Other expenses	22
Total expenses (before waivers and fees paid indirectly)	1,068
Expense waivers	(86)
Transfer agent fee waivers	(5)
Commission recapture	(1)
Custodian fee offset	—
Total waivers and fees paid indirectly	(92)
Total expenses, net	976
Net Investment Income	978
Net Realized Gain on Investments:
Net realized gain on investments	13,648
Net Realized Gain on Investments	13,648
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	5,667
Net Changes in Unrealized Appreciation of Investments	5,667
Net Gain on Investments	19,315
Net Increase in Net Assets Resulting from Operations	$20,293

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small/Mid Cap Equity Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$978	$895
Net realized gain on investments	13,648	7,397
Net unrealized appreciation of investments	5,667	1,196
Net Increase in Net Assets Resulting from Operations	20,293	9,488
Distributions to Shareholders:
From net investment income
Class A	(456)	—
Class B	(19)	—
Class C	(45)	—
Class R3	(1)	—
Class R4	(4)	—
Class R5	(2)	(1)
Class Y	(328)	(287)
Total distributions	(855)	(288)
Capital Share Transactions:
Class A	(2,281)	(8,020)
Class B	(1,283)	(880)
Class C	(213)	(1,045)
Class R3	385	18
Class R4	(145)	128
Class R5	2	—
Class Y	(22,752)	(70,992)
Net decrease from capital share transactions	(26,287)	(80,791)
Net Decrease in Net Assets	(6,849)	(71,591)
Net Assets:
Beginning of period	76,057	147,648
End of period	$69,208	$76,057
Undistributed (distribution in excess of) net investment income	$572	$597

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Small/Mid Cap Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the

13

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative

14

source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

15

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted investments as of October 31, 2013.

4.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The

16

market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$855	$288

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$4,295
Undistributed Long-Term Capital Gain	5,673
Accumulated Capital Losses *	(7,444)
Unrealized Appreciation †	11,251
Total Accumulated Earnings	$13,775

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(148)
Accumulated Net Realized Gain (Loss)	148

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$7,444
Total	$7,444

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2013, the Fund utilized $4,297 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of

18

HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.75%
On next $500 million	0.70%
On next $2 billion	0.65%
On next $2 billion	0.64%
On next $5 billion	0.63%
Over $10 billion	0.62%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.50%	1.20%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

19

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.30%
Class B	2.05
Class C	2.05
Class R3	1.50
Class R4	1.20
Class R5	0.90
Class Y	0.85

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $81 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

20

7.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	28%
Class R4	100
Class R5	100
Class Y	100

8.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$95,900
Sales Proceeds Excluding U.S. Government Obligations	122,403

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	833	38	(1,072)	(201)	486	—	(1,226)	(740)
Amount	$10,872	$440	$(13,593)	$(2,281)	$5,198	$—	$(13,218)	$(8,020)
Class B
Shares	11	1	(115)	(103)	15	—	(101)	(86)
Amount	$134	$18	$(1,435)	$(1,283)	$152	$—	$(1,032)	$(880)
Class C
Shares	139	4	(168)	(25)	128	—	(229)	(101)
Amount	$1,757	$43	$(2,013)	$(213)	$1,299	$—	$(2,344)	$(1,045)
Class R3
Shares	29	—	(2)	27	2	—	—	2
Amount	$417	$1	$(33)	$385	$18	$—	$—	$18
Class R4
Shares	1	—	(13)	(12)	12	—	—	12
Amount	$8	$3	$(156)	$(145)	$128	$—	$—	$128
Class R5
Shares	—	—	—	—	—	—	—	—
Amount	$—	$2	$—	$2	$—	$—	$—	$—
Class Y
Shares	166	28	(1,938)	(1,744)	626	28	(7,402)	(6,748)
Amount	$2,079	$328	$(25,159)	$(22,752)	$6,735	$287	$(78,014)	$(70,992)
Total
Shares	1,179	71	(3,308)	(2,058)	1,269	28	(8,958)	(7,661)
Amount	$15,267	$835	$(42,389)	$(26,287)	$13,530	$287	$(94,608)	$(80,791)

21

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	38	$ 507
For the Year Ended October 31, 2012	15	$ 163

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

14.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

23

The Hartford Small/Mid Cap Equity Fund
Financial Highlights

- Selected Per-Share Data - (A)											- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$11.21	$0.19	$3.50	$3.69	$(0.13)	$–	$(0.13)	$14.77	33.23%		$51,393	1.43%		1.30%		1.48%
B	10.68	0.09	3.34	3.43	(0.05)	–	(0.05)	14.06	32.21		4,337	2.35		2.05		0.77
C	10.60	0.09	3.30	3.39	(0.05)	–	(0.05)	13.94	32.12		12,315	2.18		2.05		0.73
R3	11.47	0.14	3.61	3.75	(0.12)	–	(0.12)	15.10	32.93		598	1.68		1.50		1.05
R4	11.48	0.23	3.55	3.78	(0.16)	–	(0.16)	15.10	33.25		172	1.34		1.20		1.75
R5	11.51	0.25	3.58	3.83	(0.18)	–	(0.18)	15.16	33.71		169	1.04		0.90		1.87
Y	11.51	0.29	3.53	3.82	(0.19)	–	(0.19)	15.14	33.59		224	0.93		0.85		2.33

For the Year Ended October 31, 2012 (D)
A	$10.10	$0.08	$1.03	$1.11	$–	$–	$–	$11.21	10.99%		$41,266	1.44%		1.30%		0.69%
B	9.69	(0.01)	1.00	0.99	–	–	–	10.68	10.22		4,391	2.38		2.05		(0.06)
C	9.62	(0.01)	0.99	0.98	–	–	–	10.60	10.19		9,624	2.21		2.05		(0.06)
R3	10.35	0.05	1.07	1.12	–	–	–	11.47	10.82		144	1.65		1.50		0.52
R4	10.36	0.09	1.06	1.15	(0.03)	–	(0.03)	11.48	11.11		262	1.35		1.20		0.90
R5	10.36	0.12	1.07	1.19	(0.04)	–	(0.04)	11.51	11.48		127	1.03		0.90		1.11
Y	10.36	0.23	0.96	1.19	(0.04)	–	(0.04)	11.51	11.49		20,243	0.90		0.85		1.01

For the Year Ended October 31, 2011
A	$9.37	$0.03	$0.73	$0.76	$(0.03)	$–	$(0.03)	$10.10	8.09%		$44,655	1.36%		1.30%		0.27%
B	9.04	(0.05)	0.70	0.65	–	–	–	9.69	7.19		4,821	2.31		2.05		(0.47)
C	8.97	(0.05)	0.70	0.65	–	–	–	9.62	7.25		9,702	2.13		2.05		(0.48)
R3(E)	9.13	–	1.22	1.22	–	–	–	10.35	13.36	(F)	113	1.61	(G)	1.50	(G)	(0.40)	(G)
R4(E)	9.13	–	1.23	1.23	–	–	–	10.36	13.47	(F)	113	1.31	(G)	1.20	(G)	(0.12)	(G)
R5(E)	9.13	–	1.23	1.23	–	–	–	10.36	13.47	(F)	114	1.01	(G)	0.90	(G)	0.17	(G)
Y	9.60	0.07	0.76	0.83	(0.07)	–	(0.07)	10.36	8.61		88,130	0.87		0.85		0.68

For the Year Ended October 31, 2010
A	$7.49	$0.02	$1.86	$1.88	$–	$–	$–	$9.37	25.10%		$46,068	1.45%		1.31%		0.19%
B	7.27	(0.05)	1.82	1.77	–	–	–	9.04	24.35		5,420	2.39		2.06		(0.55)
C	7.21	(0.04)	1.80	1.76	–	–	–	8.97	24.41		10,025	2.22		2.06		(0.56)
Y	7.64	0.05	1.91	1.96	–	–	–	9.60	25.65		42,540	0.89		0.87		0.65

For the Year Ended October 31, 2009
A	$6.04	$–	$1.45	$1.45	$–	$–	$–	$7.49	24.01%		$25,208	1.76%		1.21%		0.03%
B	5.89	(0.02)	1.40	1.38	–	–	–	7.27	23.43		3,396	2.89		1.59		(0.37)
C	5.86	(0.04)	1.39	1.35	–	–	–	7.21	23.04		5,778	2.59		1.88		(0.67)
Y	6.15	0.01	1.48	1.49	–	–	–	7.64	24.23		2,061	1.01		0.95		0.18

See Portfolio turnover information on the next page.

24

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Commenced operations on September 30, 2011.
(F)	Not annualized.
(G)	Annualized.

	Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	140%
For the Year Ended October 31, 2012	121
For the Year Ended October 31, 2011	202
For the Year Ended October 31, 2010	399	(A)
For the Year Ended October 31, 2009	172

(A)	During the year ended October 31, 2010, the Fund incurred $45.6 million in purchases associated with the transition of assets from The Hartford Select MidCap Value Fund, which merged into the Fund on February 19, 2010. These purchases are excluded from the portfolio turnover calculation.

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Small/Mid Cap Equity Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Small/Mid Cap Equity Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

26

The Hartford Small/Mid Cap Equity Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Small/Mid Cap Equity Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

28

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Small/Mid Cap Equity Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

30

The Hartford Small/Mid Cap Equity Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,133.50	$7.00	$1,000.00	$1,018.65	$6.62	1 .30%	184	365
Class B	$1,000.00	$1,129.30	$11.01	$1,000.00	$1,014.86	$10.42	2 .05	184	365
Class C	$1,000.00	$1,128.70	$11.01	$1,000.00	$1,014.86	$10.42	2 .05	184	365
Class R3	$1,000.00	$1,131.90	$8.04	$1,000.00	$1,017.67	$7.61	1 .50	184	365
Class R4	$1,000.00	$1,133.60	$6.46	$1,000.00	$1,019.15	$6.11	1 .20	184	365
Class R5	$1,000.00	$1,135.60	$4.85	$1,000.00	$1,020.67	$4.59	0 .90	184	365
Class Y	$1,000.00	$1,134.90	$4.58	$1,000.00	$1,020.92	$4.33	0 .85	184	365

31

The Hartford Small/Mid Cap Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Small/Mid Cap Equity Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3- year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

33

The Hartford Small/Mid Cap Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

34

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

The Hartford Small/Mid Cap Equity Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

36

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-SMC13 12/13 113999-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD STRATEGIC INCOME FUND 2013 Annual Report

The Hartford Strategic Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Strategic Income Fund inception 05/31/2007
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide current income and long-term total return.

Performance Overview 5/31/07 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Strategic Income A#	1.26%	10.82%	5.08%
Strategic Income A##	-3.30%	9.80%	4.33%
Strategic Income B#	0.60%	9.95%	4.26%
Strategic Income B##	-4.14%	9.68%	4.26%
Strategic Income C#	0.59%	10.02%	4.33%
Strategic Income C##	-0.35%	10.02%	4.33%
Strategic Income I#	1.62%	11.13%	5.38%
Strategic Income R3#	0.99%	10.91%	5.69%
Strategic Income R4#	1.37%	11.05%	5.79%
Strategic Income R5#	1.67%	11.18%	5.90%
Strategic Income Y#	1.62%	11.19%	5.90%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	5.32%

▲	Inception: 05/31/2007
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class Y shares commenced operations on 8/31/07. Accordingly, the “Since inception” performance shown for Class Y is since that date. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of April 2, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Strategic Income Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Strategic Income Class A	0.95%	0.98%
Strategic Income Class B	1.70%	1.78%
Strategic Income Class C	1.69%	1.69%
Strategic Income Class I	0.70%	0.70%
Strategic Income Class R3	1.25%	1.34%
Strategic Income Class R4	0.95%	1.02%
Strategic Income Class R5	0.65%	0.71%
Strategic Income Class Y	0.60%	0.60%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Campe Goodman, CFA	Lucius T. Hill III	Joseph F. Marvan, CFA
Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Strategic Income Fund returned 1.26%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned -1.08% for the same period. The Fund underperformed the 3.73% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that, like the Fund, seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector, except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures, also dominated headlines. Fixed income assets experienced mixed performance during that period with major global government bond yields increasing over the period. Japanese yields were a notable exception as they continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected caused increased volatility in financial markets in May/June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Many of the major fixed income sectors, with the exception of commercial mortgage backed securities (CMBS), high yield, and bank loans, posted negative absolute returns due to the rise in rates. Most sectors outperformed Treasuries on a duration-adjusted basis as credit spreads tightened.

During the period, we positioned the Fund with an underweight to investment grade credit in favor of allocations to lower tier credit sectors. In particular, the Fund held an allocation to bank loans, emphasizing the high and middle quality portions of the market, based on compelling valuations and attractive yields. The bank loan sector generated strong performance for the period and contributed to benchmark-relative results. Additionally, the Fund held bank loan exposure via credit default swap indexes, which boosted relative results. The Fund also allocated to European investment grade credit, through credit default swap index exposure, which detracted modestly from relative performance. An allocation to high yield credit represented the top contributor to relative outperformance as risk assets embraced the delayed tapering of asset purchases. The Fund tactically managed exposures to investment grade credit and high yield through credit default swap index exposure which contributed positively to performance. Mortgage backed

3

The Hartford Strategic Income Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

securities (MBS) exposure, particularly an allocation to non-agency MBS, was also additive to the Fund’s relative performance. Positive relative results were offset by developed non-dollar denominated bonds which underperformed on a strengthening dollar over the period. Specifically, a position in Japanese bonds detracted modestly from relative performance.

What is the outlook?

In our view, the U.S. economy is less fragile than it has been in a long time. Through bold policy initiatives, the Fed has shown its determination to try to keep the U.S. out of recession, and corporate and personal balance sheets appear to be in their best shape in years. These reasons for optimism are tempered, nevertheless, by uncertainty around quantitative easing tapering and the U.S. fiscal debate. Furthermore, valuations in many fixed income sectors have risen closer to fair value.

We continue to be positioned with a moderately procyclical risk posture, still favoring credit overall. This view is expressed through an overweight to U.S. financials within investment-grade credit, and through allocations to upper-tier high-yield bonds and bank loans. Non-agency residential mortgage backed securities are still attractive to us against the backdrop of an improving housing market. We ended the period significantly underweight agency mortgage-backed securities and continue to have an overweight to commercial mortgage backed securities. We also have a substantial overweight to emerging markets debt.

Our views on interest rates depend on the time frame. Over the long term, we believe rates will revert to levels more consistent with the Fed’s long-run projections of short rates and economic growth, which are higher than those implied by today’s forward curve. In the near term, yields could stay low for a little longer than now anticipated by markets. We ended the period with a modestly short duration posture relative to the benchmark and will continue to tactically modify the portfolio duration as our outlook for interest rates evolves.

Distribution by Credit Quality

as of October 31, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	3.6%
Aa / AA	3.7
A	1.5
Baa / BBB	19.4
Ba / BB	23.8
B	19.3
Caa / CCC or Lower	11.9
Unrated	3.7
U.S. Government Agencies and Securities	18.5
Non-Debt Securities and Other Short-Term Instruments	4.5
Other Assets and Liabilities	(9.9)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like Short-Term Instruments and U.S. Government Agencies and Securities) for which Moody’s and S&P have not issued long-term credit ratings. Although Moody's and S&P individually rate U.S. Government Agencies and Securities, these securities are included in the "U.S. Government Agencies and Securities" category for the purposes of the table.

Diversification by Security Type

as of October 31, 2013

Category	Percentage of Net Assets
Equity Securities
Call Options Purchased	0.1%
Common Stocks	0.1
Preferred Stocks	0.1
Put Options Purchased	0.1
Total	0.4%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	17.5%
Corporate Bonds	18.9
Foreign Government Obligations	25.8
Municipal Bonds	0.3
Senior Floating Rate Interests	24.4
U.S. Government Agencies	17.9
U.S. Government Securities	0.6
Total	105.4%
Short-Term Investments	4.1%
Other Assets and Liabilities	(9.9)
Total	100.0%

4

The Hartford Strategic Income Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 17.5%
	Computer and Electronic Product Manufacturing - 0.2%
	SBA Tower Trust
$1,355	3.60%, 04/15/2043 ■╦	$1,357

	Finance and Insurance - 17.3%
	American Home Mortgage Assets Trust
685	0.30%, 03/25/2047 ‡Δ	503
915	1.09%, 10/25/2046 ‡Δ	676
	Amortizing Residential Collateral Trust
65	0.81%, 08/25/2032 ╦Δ	59
	Asset Backed Funding Certificates
1,301	0.39%, 01/25/2037 ‡Δ	737
	Banc of America Commercial Mortgage, Inc.
945	5.36%, 09/10/2047 ‡Δ	1,013
1,051	5.44%, 11/10/2042 Δ	1,096
830	5.63%, 07/10/2046 ‡Δ	908
	Banc of America Funding Corp.
730	0.36%, 10/20/2036 ‡Δ	530
260	5.85%, 01/25/2037 ‡	197
	Banc of America Mortgage Securities
489	2.44%, 09/25/2035 Δ	458
	BB-UBS Trust
270	3.43%, 11/05/2036 ■‡	256
	BCAP LLC Trust
883	0.34%, 01/25/2037 ‡Δ	638
858	0.35%, 03/25/2037 ‡Δ	695
727	0.38%, 05/25/2047 ‡Δ	478
	Bear Stearns Adjustable Rate Mortgage Trust
1,127	2.43%, 10/25/2035 ‡Δ	1,092
	Bear Stearns Alt-A Trust
1,355	0.55%, 05/25/2036 ‡Δ	848
	Bear Stearns Commercial Mortgage Securities, Inc.
345	5.41%, 12/11/2040	368
246	5.47%, 01/12/2045	275
286	5.54%, 10/12/2041 ‡	314
825	5.76%, 04/12/2038 ‡Δ	897
	Chase Mortgage Finance Corp.
1,050	5.50%, 11/25/2035	1,005
	Citigroup Commercial Mortgage Trust
1,421	0.52%, 03/25/2037 ‡Δ	744
490	4.25%, 09/10/2046 ■	338
145	5.11%, 09/10/2046 ‡	151
360	6.34%, 12/10/2049 ‡Δ	412
	Citigroup/Deutsche Bank Commercial Mortgage Trust
539	5.89%, 11/15/2044 ‡	612
	Commercial Mortgage Loan Trust
569	6.21%, 12/10/2049 ‡Δ	641
	Commercial Mortgage Pass-Through Certificates
900	3.15%, 08/15/2045 ‡	889
3,320	4.48%, 12/10/2045 ■‡Δ	2,416
125	5.02%, 08/17/2045 ■‡	116
51	5.95%, 06/10/2046 Δ	56
	Commercial Mortgage Trust
200	3.42%, 03/10/2031 ■	196
425	3.97%, 06/10/2046 ■‡	304
570	4.75%, 11/15/2045 ■‡	449
	Community or Commercial Mortgage Trust
705	3.21%, 03/10/2046 ‡	689
	Countrywide Alternative Loan Trust
819	0.49%, 11/25/2035 ‡Δ	608
	Countrywide Home Loans, Inc.
1,440	2.80%, 09/25/2047 Δ	1,196
960	5.08%, 11/20/2035 ‡Δ	818
	CS First Boston Mortgage Securities Corp.
667	4.83%, 04/15/2037 ‡	694
	Deutsche Alt-A Securities, Inc. Mortgage
960	0.29%, 08/25/2036 ‡Δ	660
504	0.32%, 03/25/2037 ‡Δ	299
	First Franklin Mortgage Loan Trust
1,805	0.41%, 04/25/2036 ╦Δ	1,052
	First Horizon Alternative Mortgage Securities
2,330	2.20%, 04/25/2036 ╦Δ	1,818
2,076	2.24%, 09/25/2035 ╦Δ	1,804
	First Horizon Mortgage Pass-through Trust
195	2.52%, 08/25/2037 Δ	160
	FREMF Mortgage Trust
330	3.60%, 05/25/2046 ■	292
155	3.74%, 07/25/2046 ■‡Δ	128
85	4.18%, 05/25/2045 ■	81
	Fremont Home Loan Trust
645	0.32%, 10/25/2036 ╦Δ	314
	GMAC Commercial Mortgage Securities, Inc.
220	5.24%, 11/10/2045 Δ	232
	GMAC Mortgage Corp. Loan Trust
1,266	3.48%, 09/19/2035 Δ	1,188
171	3.90%, 04/19/2036 ╦Δ	145
	Goldman Sachs Mortgage Securities Corp. II
195	4.75%, 07/10/2039 ╦	204
	Goldman Sachs Mortgage Securities Trust
2,340	5.00%, 05/10/2045 ■╦Δ	1,939
2,335	5.02%, 11/10/2045 ■╦Δ	2,148
	Greenwich Capital Commercial Funding Corp.
1,175	5.74%, 12/10/2049	1,325
	GSAA Home Equity Trust
1,066	0.20%, 03/25/2047 ╦Δ	624
1,001	0.24%, 12/25/2046 ╦Δ	501
4,130	0.25%, 02/25/2037 ╦Δ	2,133
641	0.26%, 12/25/2036 ╦Δ	323
1,587	0.27%, 03/25/2037 ╦Δ	787
515	0.33%, 07/25/2036 ╦Δ	248
1,169	0.34%, 03/25/2047 ╦Δ	559
331	0.40%, 04/25/2047 ╦Δ	190
840	0.41%, 11/25/2036 ╦Δ	481
	GSAMP Trust
2,553	0.26%, 01/25/2037 ╦Δ	1,331
391	0.27%, 12/25/2046 ╦Δ	207
695	0.37%, 11/25/2036 ╦Δ	369
1,265	0.40%, 12/25/2046 ╦Δ	680
	GSR Mortgage Loan Trust
1,698	2.80%, 01/25/2036 Δ	1,528
183	2.82%, 10/25/2035 Δ	159
1,406	2.83%, 04/25/2035 ╦Δ	1,340
	Harborview Mortgage Loan Trust
682	0.33%, 05/25/2038 ╦Δ	475

The accompanying notes are an integral part of these financial statements.

5

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 17.5% - (continued)
	Finance and Insurance - 17.3% - (continued)
	Harborview Mortgage Loan Trust - (continued)
$1,307	0.36%, 01/19/2038 ╦Δ	$1,029
1,750	0.39%, 05/19/2047 ╦Δ	828
4,993	0.41%, 12/19/2036 ╦Δ	3,335
1,007	0.50%, 09/19/2035 ╦Δ	776
	Home Equity Loan Trust
684	2.82%, 11/25/2035 ╦Δ	627
	IMPAC Commercial Mortgage Backed Trust
134	1.67%, 02/25/2036 ╦Δ	126
	Impac Secured Assets Trust
2,464	0.45%, 08/25/2036 ╦Δ	1,589
	IndyMac Index Mortgage Loan Trust
604	0.45%, 07/25/2035 ╦Δ	493
382	0.46%, 01/25/2036 ╦Δ	240
1,997	0.57%, 07/25/2046 ╦Δ	1,004
998	2.59%, 03/25/2036 ╦Δ	701
150	2.88%, 12/25/2036 ╦Δ	128
	JP Morgan Chase Commercial Mortgage Securities Corp.
681	2.75%, 10/15/2045 ■	450
670	2.83%, 10/15/2045	644
625	3.91%, 05/05/2030 ■Δ	631
100	4.82%, 10/15/2045 ■Δ	90
1,036	5.34%, 08/12/2037 ╦	1,080
506	5.42%, 01/12/2043 ╦Δ	541
300	5.49%, 08/15/2046 ■╦Δ	294
	JP Morgan Mortgage Trust
503	2.74%, 09/25/2035 Δ	481
2,843	2.78%, 05/25/2036 - 08/25/2036 ╦Δ	2,501
	LB-UBS Commercial Mortgage Trust
873	5.87%, 09/15/2045	979
200	6.05%, 06/15/2038 ╦Δ	220
433	6.32%, 04/15/2041 ╦Δ	502
	Lehman XS Trust
621	0.38%, 07/25/2046 ╦Δ	476
	Merrill Lynch Mortgage Investors Trust
496	2.70%, 07/25/2035 ╦Δ	418
	Morgan Stanley Capital I
453	4.99%, 08/13/2042	477
610	5.16%, 10/12/2052 ╦Δ	652
	Morgan Stanley Mortgage Loan Trust
2,986	0.34%, 05/25/2036 - 11/25/2036 ╦Δ	1,402
	Residential Accredit Loans, Inc.
2,916	3.26%, 11/25/2037 Δ	1,617
2,189	3.55%, 04/25/2035 ╦Δ	1,968
	Residential Asset Securitization Trust
990	0.62%, 03/25/2035 Δ	753
	RFMSI Trust
155	3.21%, 04/25/2037 ╦Δ	132
	Sequoia Mortgage Trust
316	0.44%, 01/20/2035 ╦Δ	289
86	2.46%, 07/20/2037 Δ	68
	Soundview Home Equity Loan Trust, Inc.
3,766	0.41%, 07/25/2036 ╦Δ	1,792
2,480	1.27%, 09/25/2037 ╦Δ	1,520
	Springleaf Mortgage Loan Trust
1,035	3.52%, 12/25/2065 ■	1,018
	Structured Adjustable Rate Mortgage Loan Trust
590	0.32%, 02/25/2037 ╦Δ	412
2,472	2.44%, 02/25/2036 Δ	1,808
	Structured Asset Mortgage Investments Trust
761	0.39%, 05/25/2046 ╦Δ	417
	Structured Asset Mortgage Investments, Inc.
1,824	0.40%, 02/25/2036 ╦Δ	1,415
	UBS-Barclays Commercial Mortgage Trust
810	2.97%, 04/10/2046 ╦	780
968	3.18%, 03/10/2046 ╦Δ	945
	Wachovia Bank Commercial Mortgage Trust
525	4.94%, 04/15/2042 ╦	547
200	5.42%, 01/15/2045 ╦Δ	214
	Wells Fargo Alternative Loan Trust
276	2.73%, 12/28/2037 Δ	218
318	6.25%, 11/25/2037	289
	Wells Fargo Commercial Mortgage Trust
270	4.94%, 10/15/2045 ■╦Δ	249
	Wells Fargo Mortgage Backed Securities Trust
1,719	2.68%, 04/25/2036 Δ	1,610
534	2.74%, 09/25/2036 ╦Δ	487
199	5.16%, 10/25/2035 ╦Δ	195
	WF-RBS Commercial Mortgage Trust
8,499	3.50%, 11/15/2044 ■►	903
550	4.32%, 03/15/2045 ■Δ	416
55	4.42%, 03/01/2048 Δ	54
2,661	4.61%, 12/15/2045 ■╦Δ	2,079
445	4.90%, 06/15/2044 ■╦	494
1,750	4.96%, 11/15/2045 ■╦Δ	1,415
635	5.00%, 06/15/2044 ■╦	530
310	5.75%, 04/15/2045 ■╦Δ	307
		97,751

	Total asset & commercial mortgage backed securities
	(cost $96,314)	$99,108

CORPORATE BONDS - 18.9%
	Accommodation and Food Services - 0.3%
	Choice Hotels International, Inc.
$420	5.75%, 07/01/2022 ‡	$442
	Wynn Las Vegas LLC
1,135	7.75%, 08/15/2020 ╦	1,280
		1,722
	Administrative Waste Management and Remediation - 0.2%
	ADT Corp.
600	6.25%, 10/15/2021 ■‡	637
	Clean Harbors, Inc.
60	5.13%, 06/01/2021 ‡	61
191	5.25%, 08/01/2020 ‡	196

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 18.9% - (continued)
	Administrative Waste Management and Remediation - 0.2% - (continued)
	Equinix, Inc.
$50	4.88%, 04/01/2020 ‡	$50
305	5.38%, 04/01/2023 ‡	303
		1,247
	Apparel Manufacturing - 0.2%
	Hanesbrands, Inc.
480	6.38%, 12/15/2020 ╦	521
	Phillips Van-Heusen Corp.
270	7.38%, 05/15/2020 ╦	296
	PVH Corp.
160	4.50%, 12/15/2022 ╦	152
		969
	Arts, Entertainment and Recreation - 1.1%
	Carlson Wagonlit B.V.
200	6.88%, 06/15/2019 ■‡	207
	CCO Holdings LLC
1,000	5.25%, 09/30/2022 ‡	940
	Fidelity National Information Services, Inc.
750	5.00%, 03/15/2022 ╦	772
	Gannett Co., Inc.
1,530	5.13%, 10/15/2019 - 07/15/2020 ■╦	1,575
	GLP Capital L.P./Finance II
70	4.38%, 11/01/2018 ■	71
295	4.88%, 11/01/2020 ■╦	297
70	5.38%, 11/01/2023 ■	71
	Liberty Media Corp.
650	8.50%, 07/15/2029 ╦	694
	National CineMedia LLC
75	6.00%, 04/15/2022 ╦	78
	NBC Universal Enterprise
440	5.25%, 12/19/2049 ■╦	436
	NCR Corp.
565	4.63%, 02/15/2021 ╦	558
60	5.00%, 07/15/2022 ╦	59
	Starz Financial Corp
120	5.00%, 09/15/2019 ╦	121
	Videotron Ltee
557	5.00%, 07/15/2022 ╦	547
		6,426
	Beverage and Tobacco Product Manufacturing - 0.3%
	Constellation Brands, Inc.
120	4.25%, 05/01/2023 ‡	115
740	6.00%, 05/01/2022 ‡	807
415	7.25%, 05/15/2017 ‡	483
		1,405
	Chemical Manufacturing - 0.0%
	Ashland, Inc.
235	4.75%, 08/15/2022 ‡	226

	Computer and Electronic Product Manufacturing - 0.2%
	Esterline Technologies Corp.
530	7.00%, 08/01/2020 ‡	576
	ON Semiconductor Corp.
87	2.63%, 12/15/2026 ۞	94
	Seagate HDD Cayman
395	6.88%, 05/01/2020 ╦	434
		1,104
	Construction - 0.2%
	Lennar Corp.
675	4.75%, 12/15/2017 - 11/15/2022 ╦	688
	Pulte Homes, Inc.
90	6.38%, 05/15/2033 ╦	82
	Ryland Group, Inc.
255	5.38%, 10/01/2022 ╦	247
		1,017
	Fabricated Metal Product Manufacturing - 0.4%
	Anixter International, Inc.
105	5.63%, 05/01/2019 ‡	110
	Ball Corp.
210	4.00%, 11/15/2023 ‡	194
230	5.00%, 03/15/2022 ‡	232
640	6.75%, 09/15/2020 ‡	696
	Crown Americas, Inc.
175	4.50%, 01/15/2023 ■‡	164
	Masco Corp.
520	5.95%, 03/15/2022 ╦	551
		1,947
	Finance and Insurance - 4.1%
	Ally Financial, Inc.
495	5.50%, 02/15/2017 ‡	535
	CIT Group, Inc.
1,222	5.50%, 02/15/2019 ■‡	1,323
	Citigroup, Inc.
310	6.68%, 09/13/2043 ‡	347
	Credit Acceptance Corp.
471	9.13%, 02/01/2017 ‡	497
	Fibria Overseas Finance Ltd.
830	6.75%, 03/03/2021 ■╦	909
	General Motors Financial Co., Inc.
20	2.75%, 05/15/2016 ■╦	20
	Host Hotels & Resorts L.P.
700	6.00%, 11/01/2020 ╦	763
	ING US, Inc.
380	5.50%, 07/15/2022 ╦	417
405	5.65%, 05/15/2053 ╦	385
	JP Morgan Chase & Co.
2,345	5.63%, 08/16/2043 ╦	2,413
	Ladder Capital Finance Holdings LLC
836	7.38%, 10/01/2017 ╦	886
	Lloyds Banking Group plc
520	6.50%, 09/14/2020 ■╦	587
	Mapfre S.A.
EUR 1,450	5.92%, 07/24/2037	1,949
	Minerva Luxembourg S.A.
560	7.75%, 01/31/2023 ■╦	543
	Natixis
4,900	0.49%, 01/15/2019 ╦Δ	4,851
	Provident Funding Associates L.P.
470	6.75%, 06/15/2021 ■╦	481
	Prudential Financial, Inc.
1,240	5.10%, 08/15/2043 ╦	1,279
	Royal Bank of Scotland Group plc
975	6.13%, 12/15/2022 ╦	1,008

The accompanying notes are an integral part of these financial statements.

7

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 18.9% - (continued)
	Finance and Insurance - 4.1% - (continued)
	SLM Corp.
$865	5.50%, 01/15/2019 ╦	$899
100	6.00%, 01/25/2017 ╦	109
545	6.25%, 01/25/2016 ╦	593
840	8.45%, 06/15/2018 ╦	981
	Societe Generale
400	8.25%, 11/29/2018 ╦§♠	419
	Softbank Corp.
605	4.50%, 04/15/2020 ■╦	599
	UBS AG Stamford CT
515	7.63%, 08/17/2022	587
		23,380
	Health Care and Social Assistance - 1.1%
	Community Health Systems, Inc.
1,406	5.13%, 08/15/2018	1,462
	Fresenius Medical Care U.S. Finance II, Inc.
340	5.63%, 07/31/2019 ■╦	364
	HCA, Inc.
360	4.75%, 05/01/2023 ╦	347
800	6.50%, 02/15/2020 ╦	890
790	7.50%, 11/15/2095 ‡	711
1,225	8.50%, 04/15/2019 ╦	1,316
	Hologic, Inc.
65	6.25%, 08/01/2020 ╦	69
	Savient Pharmaceuticals, Inc.
350	4.75%, 02/01/2018 ۞Ψ	6
	Tenet Healthcare Corp.
840	6.00%, 10/01/2020 ■╦	888
		6,053
	Information - 4.0%
	Activision Blizzard
1,390	5.63%, 09/15/2021 ■‡	1,439
	Altice Financing S.A.
330	7.88%, 12/15/2019 ■‡	357
	Audatex North America, Inc.
585	6.00%, 06/15/2021 ■☼	604
605	6.75%, 06/15/2018 ‡	647
	Brocade Communications Systems, Inc.
475	4.63%, 01/15/2023 ■‡	444
	DISH DBS Corp.
140	5.00%, 03/15/2023 ‡	134
2,250	5.88%, 07/15/2022 ‡	2,303
835	6.75%, 06/01/2021 ‡	904
425	7.88%, 09/01/2019 ‡	494
	InterActiveCorp
130	4.75%, 12/15/2022 ╦	123
	Iron Mountain, Inc.
690	6.00%, 08/15/2023 ╦	702
	MetroPCS Wireless, Inc.
65	7.88%, 09/01/2018 ╦	70
	MTS International Funding Ltd.
1,040	5.00%, 05/30/2023 ■╦	998
	Netflix, Inc.
510	5.38%, 02/01/2021 ■╦	521
	SBA Telecommunications, Inc.
90	5.75%, 07/15/2020 ╦	94
	Sprint Nextel Corp.
799	7.00%, 03/01/2020 ■╦	887
451	9.00%, 11/15/2018 ■╦	547
	T-Mobile USA, Inc.
315	5.25%, 09/01/2018 ■╦	327
630	6.46%, 04/28/2019 ╦	668
260	6.63%, 04/28/2021 ╦	275
725	6.73%, 04/28/2022 ╦	766
100	6.84%, 04/28/2023 ╦	106
	TW Telecom Holdings, Inc.
130	5.38%, 10/01/2022 ╦	130
	Unitymedia Hessen GmbH & Co.
330	5.50%, 01/15/2023 ■╦	326
490	7.50%, 03/15/2019 ■╦	532
	UPCB Finance III Ltd.
1,125	6.63%, 07/01/2020 ■╦	1,201
	Verizon Communications, Inc.
2,065	6.55%, 09/15/2043 ╦	2,396
	Vimpelcom Holdings
1,285	5.95%, 02/13/2023 ■╦	1,237
	Wind Acquisition Finance S.A.
1,730	7.25%, 02/15/2018 ■╦	1,819
	Windstream Corp.
75	6.38%, 08/01/2023 ╦	73
1,065	7.75%, 10/15/2020 ╦	1,142
225	7.88%, 11/01/2017 ╦	257
		22,523
	Machinery Manufacturing - 0.4%
	Case New Holland, Inc.
1,700	7.88%, 12/01/2017 ‡	2,012
	Weekley Homes LLC
35	6.00%, 02/01/2023 ■╦	34
		2,046
	Mining - 0.0%
	Vulcan Materials Co.
60	7.15%, 11/30/2037 ╦	60
100	7.50%, 06/15/2021 ╦	112
		172
	Miscellaneous Manufacturing - 0.4%
	BE Aerospace, Inc.
1,525	5.25%, 04/01/2022 ‡	1,567
	Bombardier, Inc.
300	7.75%, 03/15/2020 ■‡	342
	Owens-Brockway Glass Container, Inc.
35	7.38%, 05/15/2016 ╦	39
		1,948
	Motor Vehicle and Parts Manufacturing - 0.3%
	Tenneco, Inc.
645	6.88%, 12/15/2020 ╦	706
	TRW Automotive, Inc.
710	7.25%, 03/15/2017 ■╦	815
		1,521
	Nonmetallic Mineral Product Manufacturing - 0.4%
	Ardagh Packaging Finance plc
275	7.38%, 10/15/2017 ■‡	296
	Grupo Cementos Chihuahua
1,180	8.13%, 02/08/2020 ■	1,227

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 18.9% - (continued)
	Nonmetallic Mineral Product Manufacturing - 0.4% - (continued)
	Silgan Holdings, Inc.
$730	5.00%, 04/01/2020 ╦	$726
		2,249
	Other Services - 0.1%
	Service Corp. International
530	4.50%, 11/15/2020 ╦	518
145	5.38%, 01/15/2022 ■╦	146
		664
	Paper Manufacturing - 0.2%
	Cascades, Inc.
275	7.88%, 01/15/2020 ‡	294
	Clearwater Paper Corp.
65	4.50%, 02/01/2023 ‡	59
	Rock-Tenn Co.
40	3.50%, 03/01/2020 ╦	40
300	4.00%, 03/01/2023 ╦	294
	Smurfit Kappa Acquisitions
410	4.88%, 09/15/2018 ■╦	420
		1,107
	Petroleum and Coal Products Manufacturing - 0.9%
	Continental Resources, Inc.
360	5.00%, 09/15/2022 ‡	375
	Denbury Resources, Inc.
415	4.63%, 07/15/2023 ‡	383
	EDC Finance Ltd.
1,115	4.88%, 04/17/2020 ■	1,107
	Ferrellgas Partners L.P.
90	6.50%, 05/01/2021 ╦	91
	Harvest Operations Corp.
81	6.88%, 10/01/2017 ╦	87
	MEG Energy Corp.
305	6.38%, 01/30/2023 ■╦	307
	Newfield Exploration Co.
625	5.75%, 01/30/2022 ╦	656
600	6.88%, 02/01/2020 ╦	642
	Range Resources Corp.
250	5.75%, 06/01/2021 ╦	266
550	6.75%, 08/01/2020 ╦	598
	Seadrill Ltd.
370	5.63%, 09/15/2017 ■	382
		4,894
	Pipeline Transportation - 0.7%
	El Paso Corp.
520	7.00%, 06/15/2017 ‡	587
630	7.80%, 08/01/2031 ‡	650
	Energy Transfer Equity L.P.
1,250	7.50%, 10/15/2020 ‡	1,444
	Kinder Morgan Finance Co.
1,025	6.00%, 01/15/2018 ■╦	1,116
	MarkWest Energy Partners L.P.
170	5.50%, 02/15/2023 ╦	176
182	6.25%, 06/15/2022 ╦	198
		4,171
	Plastics and Rubber Products Manufacturing - 0.0%
	Continental Rubber of America Corp.
185	4.50%, 09/15/2019 ■	194

	Printing and Related Support Activities - 0.2%
	Deluxe Corp.
185	6.00%, 11/15/2020 ‡	190
465	7.00%, 03/15/2019 ‡	500
	Valassis Communications, Inc.
690	6.63%, 02/01/2021 ╦	688
		1,378
	Professional, Scientific and Technical Services - 0.2%
	Flextronics International Ltd.
115	4.63%, 02/15/2020 ╦	115
170	5.00%, 02/15/2023 ╦	170
	Lamar Media Corp.
405	5.88%, 02/01/2022 ╦	418
	Lender Processing Services, Inc.
205	5.75%, 04/15/2023 ╦	214
		917
	Real Estate, Rental and Leasing - 0.8%
	Air Lease Corp.
350	5.63%, 04/01/2017 Δ	382
	CBRE Services, Inc.
575	5.00%, 03/15/2023 ‡	558
	International Lease Finance Corp.
180	5.65%, 06/01/2014 ╦	184
375	5.75%, 05/15/2016 ╦	401
1,960	5.88%, 04/01/2019 ╦	2,109
100	6.25%, 05/15/2019 ╦	109
760	6.75%, 09/01/2016 ■╦	845
	United Rentals North America, Inc.
124	5.75%, 07/15/2018 ╦	133
		4,721
	Retail Trade - 1.4%
	AmeriGas Finance LLC
715	7.00%, 05/20/2022 ‡	772
	ARAMARK Corp.
165	5.75%, 03/15/2020 ■‡	173
	Arcelik AS
995	5.00%, 04/03/2023 ■	902
	AutoNation, Inc.
325	5.50%, 02/01/2020 ‡	348
	Building Materials Corp.
174	6.75%, 05/01/2021 ■‡	189
141	7.50%, 03/15/2020 ■‡	152
	Carter's, Inc.
950	5.25%, 08/15/2021 ■‡	964
	Energy Transfer Partners
2,125	5.95%, 10/01/2043 ‡	2,211
	Ltd. Brands, Inc.
1,145	5.63%, 02/15/2022 ╦	1,179
95	6.95%, 03/01/2033 ╦	94
	Sally Holdings LLC
530	5.75%, 06/01/2022 ╦	550
	Sotheby's
365	5.25%, 10/01/2022 ■╦	349
		7,883
	Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
	Avon Products, Inc.
50	4.60%, 03/15/2020 ‡	52
190	5.00%, 03/15/2023 ‡	194
		246

The accompanying notes are an integral part of these financial statements.

9

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 18.9% - (continued)
		Transportation Equipment Manufacturing - 0.1%
		Huntington Ingalls Industries, Inc.
	$150	6.88%, 03/15/2018 ╦	$162
	575	7.13%, 03/15/2021 ╦	623
			785
		Utilities - 0.7%
		AES (The) Corp.
	1,100	8.00%, 06/01/2020 ‡	1,284
		Calpine Corp.
	70	5.88%, 01/15/2024 ■	70
	1,404	7.50%, 02/15/2021 ■‡	1,517
		Dolphin Subsidiary II, Inc.
	1,005	7.25%, 10/15/2021 ‡	1,045
			3,916
		Total corporate bonds
		(cost $103,988)	$106,831

FOREIGN GOVERNMENT OBLIGATIONS - 25.8%
		Argentina - 1.1%
		Argentina (Republic of)
	$4,225	7.00%, 04/17/2017	$3,676
	3,801	8.28%, 12/31/2033	2,675
			6,351
		Austria - 0.2%
		Austria (Republic of)
EUR	255	3.50%, 09/15/2021 ■╦	$393
EUR	385	4.65%, 01/15/2018 ■╦	607
			1,000
		Belgium - 0.3%
		Belgium (Kingdom of)
EUR	435	4.00%, 03/28/2022 ╦	675
EUR	620	4.00%, 03/28/2017 ■╦	934
			1,609
		Brazil - 2.1%
		Brazil (Republic of)
	1,750	5.63%, 01/07/2041 ‡	1,785
	2,125	5.88%, 01/15/2019 ‡	2,451
	2,850	8.25%, 01/20/2034 ‡	3,805
	2,075	11.00%, 08/17/2040 ‡	2,420
	715	12.25%, 03/06/2030 ‡	1,266
			11,727
		Bulgaria - 0.1%
		Bulgaria (Republic of)
	400	8.25%, 01/15/2015 ╦§	435

		Colombia - 1.1%
		Colombia (Republic of)
	1,800	7.38%, 09/18/2037 ‡	2,322
	700	8.13%, 05/21/2024 ‡	928
COP	56,000	9.85%, 06/28/2027 ╦	39
	2,105	11.75%, 02/25/2020 ‡	3,084
COP	103,000	12.00%, 10/22/2015 ╦	62
			6,435
		Croatia - 0.3%
		Croatia (Republic of)
	1,590	6.38%, 03/24/2021 ╦§	1,687

		Denmark - 0.1%
		Denmark (Kingdom of)
DKK	1,745	4.00%, 11/15/2019 ╦	373

		Ecuador - 0.0%
		Ecuador (Republic of)
	220	9.38%, 12/15/2015 ╦§	234

		Finland - 0.1%
		Finland (Republic of)
EUR	115	3.38%, 04/15/2020 ■╦	177
EUR	200	3.88%, 09/15/2017 ■╦	305
			482
		France - 0.7%
		France (Government of)
EUR	2,590	3.75%, 04/25/2017 ╦	3,897

		Hungary - 0.5%
		Hungary (Republic of)
	808	5.38%, 02/21/2023 ╦	805
	580	6.25%, 01/29/2020 ╦	631
HUF	123,980	6.75%, 02/24/2017 ╦	611
HUF	21,650	7.50%, 11/12/2020 ╦	113
	600	7.63%, 03/29/2041 ╦	676
			2,836
		Indonesia - 1.3%
		Indonesia (Republic of)
	3,515	6.88%, 01/17/2018 ╦§	3,989
	2,590	7.75%, 01/17/2038 ╦§	3,157
	275	8.50%, 10/12/2035 ╦§	356
			7,502
		Ireland - 0.1%
		Ireland (Republic of)
EUR	365	4.50%, 10/18/2018 - 04/18/2020 ╦	538
			538
		Italy - 0.8%
		Italy Buoni Poliennali del Tesoro
EUR	100	3.00%, 11/01/2015 ☼	140
EUR	2,755	3.50%, 11/01/2017 ╦	3,875
EUR	180	4.50%, 07/15/2015 - 05/01/2023 ╦☼	257
			4,272
		Japan - 1.2%
		Japan (Government of)
JPY	141,750	0.30%, 03/20/2017 ╦	1,449
JPY	436,150	0.40%, 09/20/2016 ╦	4,469
JPY	82,700	0.50%, 03/20/2016 ╦	849
			6,767
		Malaysia - 0.3%
		Malaysia (Government of)
MYR	1,620	4.26%, 09/15/2016 ╦	529
MYR	3,065	4.38%, 11/29/2019 ╦	1,015
MYR	1,020	5.09%, 04/30/2014 ╦	327
			1,871

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 25.8% - (continued)
		Mexico - 1.9%
		Mexican Bonos
MXN	4,998	6.50%, 06/10/2021 ╦	$401
MXN	3,292	7.25%, 12/15/2016 ╦	273
MXN	2,125	7.75%, 12/14/2017 ╦	180
MXN	6,916	9.50%, 12/18/2014 ╦	564
MXN	14,971	10.00%, 12/05/2024 ╦	1,512
		United Mexican States
	5,972	4.75%, 03/08/2044 ╦	5,599
	2,076	5.75%, 10/12/2110 ╦	2,008
MXN	2,238	6.50%, 06/09/2022 ╦	178
			10,715
		Netherlands - 0.2%
		Netherlands (Kingdom of)
EUR	345	2.25%, 07/15/2022 ■	484
EUR	575	4.00%, 07/15/2018 ■╦	893
			1,377
		Norway - 0.0%
		Norway (Kingdom of)
NOK	955	3.75%, 05/25/2021 ╦	173

		Panama - 0.5%
		Panama (Republic of)
	425	7.25%, 03/15/2015 ╦	459
	1,420	8.88%, 09/30/2027 ╦	1,969
	440	9.38%, 04/01/2029 ╦	636
			3,064
		Peru - 0.8%
		Peru (Republic of)
PEN	650	7.84%, 08/12/2020 ╦	273
	2,400	8.75%, 11/21/2033 ╦	3,499
	475	9.88%, 02/06/2015 ╦	526
			4,298
		Philippines - 1.7%
		Philippines (Republic of)
	1,760	6.38%, 01/15/2032 ╦	2,116
	4,665	10.63%, 03/16/2025 ╦	7,371
			9,487
		Poland - 0.5%
		Poland (Republic of)
PLN	3,445	4.66%, 01/25/2014 ╦○	1,112
PLN	3,785	5.25%, 10/25/2017 - 10/25/2020 ╦	1,322
PLN	1,555	5.75%, 10/25/2021 ╦	562
			2,996
		Russia - 2.8%
		Russia (Federation of)
	1,400	3.25%, 04/04/2017 ╦§	1,465
	3,400	3.63%, 04/29/2015 ╦§	3,528
	3,100	5.00%, 04/29/2020 ╦§	3,379
	2,746	7.50%, 03/31/2030 ╦§	3,267
	2,360	12.75%, 06/24/2028 ╦§	4,112
			15,751
		Singapore - 0.1%
		Singapore (Republic of)
SGD	400	3.75%, 09/01/2016 ╦	353

		South Africa - 0.9%
		South Africa (Republic of)
	2,855	6.88%, 05/27/2019 ╦	3,297
ZAR	1,000	7.00%, 02/28/2031 ╦	85
ZAR	7,230	8.00%, 12/21/2018 ╦	757
ZAR	1,730	8.25%, 09/15/2017 ╦	182
ZAR	4,600	10.50%, 12/21/2026 ╦	550
			4,871
		Spain - 0.5%
		Spain (Kingdom of)
EUR	1,215	4.50%, 01/31/2018 ╦	1,780
EUR	575	5.50%, 04/30/2021 ╦	881
			2,661
		Sweden - 0.1%
		Sweden (Kingdom of)
SEK	1,070	1.50%, 11/13/2023 ╦	154
SEK	2,615	3.75%, 08/12/2017 ╦	437
			591
		Switzerland - 0.0%
		Switzerland (Republic of)
CHF	50	2.00%, 05/25/2022 ╦§	60
CHF	145	3.00%, 01/08/2018 ╦§	179
			239
		Turkey - 2.8%
		Turkey (Republic of)
	4,600	5.13%, 03/25/2022 ╦	4,710
	530	5.63%, 03/30/2021 ╦	566
	3,560	6.00%, 01/14/2041 ╦	3,578
	1,865	7.25%, 03/15/2015 ╦	1,991
	3,440	7.50%, 07/14/2017 ╦	3,939
TRY	1,000	10.00%, 06/17/2015	518
TRY	785	10.50%, 01/15/2020	432
			15,734
		Ukraine - 0.3%
		Ukraine (Government of)
	2,240	6.25%, 06/17/2016 ╦§	2,005

		United Kingdom - 0.5%
		United Kingdom (Government of)
GBP	580	1.00%, 09/07/2017 ╦§	924
GBP	115	1.75%, 09/07/2022 ╦§	174
GBP	505	2.00%, 01/22/2016 ╦§	835
		United Kingdom Gilt
GBP	350	1.25%, 07/22/2018 ╦§	556
GBP	215	3.25%, 01/22/2044 §	328
GBP	70	3.50%, 07/22/2068 §☼	114
			2,931
		Venezuela - 1.9%
		Venezuela (Republic of)
	2,845	7.00%, 12/01/2018 ╦§	2,368
	1,955	8.25%, 10/13/2024 ╦§	1,491
	3,845	11.95%, 08/05/2031 ╦§	3,557
	3,190	12.75%, 08/23/2022 ╦§	3,214
			10,630
		Total foreign government obligations
		(cost $149,511)	$145,892

The accompanying notes are an integral part of these financial statements.

11

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
MUNICIPAL BONDS - 0.3%
	Higher Education (Univ., Dorms, etc.) - 0.1%
	University of California
$835	4.60%, 05/15/2031 ╦	$838

	Tax Allocation - 0.2%
	New York City, NY, Transitional FA Rev
860	5.00%, 11/01/2038 ☼	908

	Total municipal bonds
	(cost $1,735)	$1,746

SENIOR FLOATING RATE INTERESTS ♦ - 24.4%
	Accommodation and Food Services - 0.8%
	Caesars Entertainment Operating Co., Inc.
$1,397	4.49%, 01/28/2018	$1,281
1,925	9.50%, 10/31/2016	1,922
	Four Seasons Holdings, Inc.
310	4.25%, 06/27/2020	312
275	6.25%, 12/28/2020	282
	Hilton Worldwide Holdings, Inc.
590	4.00%, 10/26/2020	593
		4,390
	Administrative Waste Management and Remediation - 0.6%
	Acosta, Inc.
1,107	4.25%, 03/02/2018	1,111
	ADS Waste Holdings, Inc.
432	4.25%, 10/09/2019	434
	Audio Visual Services Group, Inc.
1,257	6.75%, 11/09/2018	1,273
	Brickman Group Holdings, Inc.
309	3.26%, 10/14/2016	309
389	4.00%, 09/28/2018	391
		3,518
	Agriculture, Construction, Mining and Machinery - 0.1%
	Pro Mach, Inc.
409	5.00%, 07/06/2017	411

	Air Transportation - 0.4%
	AWAS Finance Luxembourg S.aár.l.
548	3.50%, 07/16/2018	548
	Delta Air Lines, Inc.
610	4.00%, 10/18/2018	612
	Delta Air Lines, Inc., Term Loan
985	4.25%, 04/20/2017	989
		2,149
	Apparel Manufacturing - 0.2%
	J. Crew Group, Inc.
982	4.00%, 03/07/2018	986

	Arts, Entertainment and Recreation - 1.8%
	Affinity Gaming LLC
561	5.50%, 11/09/2017	567
	Formula One Holdings
2,181	4.50%, 04/30/2019	2,203
	FoxCo Acquisition LLC
252	5.50%, 07/14/2017	252
	Golden Nugget, Inc.
289	3.17%, 06/30/2014 Þ	288
	Golden Nugget, Inc., Delayed Draw
161	3.17%, 06/30/2014 Þ	161
	Hoyts Group Holdings LLC
758	4.00%, 05/30/2020	758
	MGM Resorts International
913	3.50%, 12/20/2019	912
	Penn National Gaming, Inc.
190	10/23/2020 ◊☼	190
	Salem Communications Corp.
161	4.50%, 03/13/2020	161
	Town Sports International LLC
1,214	5.75%, 04/27/2018 ╦	1,217
	Tribune Co.
973	4.00%, 12/31/2019	972
	Univision Communications, Inc.
1,030	4.00%, 03/01/2020	1,030
636	4.50%, 03/01/2020	639
	Warner Music Group Corp.
675	3.75%, 07/01/2020	675
		10,025
	Chemical Manufacturing - 1.1%
	Arysta LifeScience Corp.
793	4.50%, 05/29/2020	796
	CeramTec
128	4.25%, 08/30/2020	128
	Chemtura Corp.
140	3.50%, 08/29/2016	140
	Cytec Industries, Inc.
34	4.50%, 10/04/2019	34
	DuPont Performance Coatings, Inc.
164	4.75%, 02/01/2020	166
	Exopack LLC
355	04/11/2019 ◊☼	359
	Faenza Acquisition Gmbh
52	4.25%, 08/30/2020	52
	Ineos US Finance LLC
1,109	4.00%, 05/04/2018	1,113
	MacDermid, Inc.
638	4.00%, 06/07/2020	640
	Monarch, Inc.
66	4.50%, 10/04/2019	66
125	8.25%, 04/03/2020	128
	Pinnacle Operating Corp.
507	3.25%, 04/29/2020	507
901	4.75%, 11/15/2018	905
	PQ Corp.
1,022	4.50%, 08/07/2017	1,030
		6,064
	Computer and Electronic Product Manufacturing - 0.9%
	Bally Technologies, Inc.
370	08/21/2020 ◊☼	371
	CDW LLC
1,075	3.50%, 04/29/2020	1,071
	Ceridian Corp.
986	4.42%, 05/09/2017	991

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 24.4% - (continued)
	Computer and Electronic Product Manufacturing - 0.9% - (continued)
	Freescale Semiconductor, Inc.
$1,493	5.00%, 02/28/2020	$1,505
	NXP Semiconductors N.V.
1,012	4.75%, 01/10/2020	1,022
		4,960
	Construction - 0.2%
	Aluma Systems, Inc.
188	6.25%, 10/23/2018	188
	Brand Energy & Infrastructure Services, Inc.
782	6.25%, 10/23/2018	783
		971
	Educational Services - 0.0%
	Bright Horizons Family Solutions, Inc.
174	4.00%, 01/30/2020	175

	Electrical Equipment, Appliance Manufacturing - 0.3%
	WESCO Distribution, Inc.
1,436	4.50%, 12/12/2019	1,444

	Finance and Insurance - 1.6%
	Asurion LLC
319	3.50%, 07/08/2020	313
840	4.50%, 05/24/2019	839
	Chrysler Group LLC
1,554	4.25%, 05/24/2017	1,567
	Cooper Gay Swett & Crawford Ltd.
339	5.00%, 04/16/2020	335
	Evertec LLC
404	3.50%, 04/17/2020	391
	Guggenheim Partners LLC
225	4.25%, 07/22/2020	226
	ION Trading Technologies Ltd.
344	4.50%, 05/22/2020	345
270	8.25%, 05/22/2021	271
	National Financial Partners Corp.
668	5.25%, 07/01/2020	671
	Nuveen Investments, Inc.
2,041	4.17%, 05/13/2017	2,028
	Ocwen Financial Corp.
348	5.00%, 02/15/2018	353
	USI Insurance Services LLC
417	5.00%, 12/27/2019	419
	Walter Investment Management
1,375	5.75%, 11/28/2017	1,387
		9,145
	Food Manufacturing - 0.7%
	Advance Pierre Foods, Inc.
398	5.75%, 07/10/2017	401
	Dole Food Co., Inc.
570	10/25/2018 ◊☼	572
358	3.75%, 04/01/2020	359
	H.J. Heinz Co.
608	3.50%, 06/05/2020	613
	Hostess Brands, Inc.
185	6.75%, 04/09/2020	190
	U.S. Foodservice, Inc.
2,018	4.50%, 03/31/2019	2,023
		4,158

	Food Services - 0.4%
	Landry's, Inc.
704	4.75%, 04/24/2018	709
	OSI Restaurant Partners, Inc.
1,297	3.50%, 10/28/2019	1,299
		2,008
	Furniture and Related Product Manufacturing - 0.4%
	AOT Bedding Super Holdings LLC
508	5.00%, 10/01/2019	511
	Tempur-Pedic International, Inc.
824	3.50%, 03/18/2020	823
	Wilsonart International Holding LLC
804	4.00%, 10/31/2019	795
		2,129
	Health Care and Social Assistance - 1.8%
	Alkermes, Inc.
441	3.50%, 09/25/2019	441
	American Renal Holdings, Inc.
520	8.50%, 03/20/2020	502
	Catalent Pharma Solutions, Inc.
300	4.25%, 09/15/2017	301
260	6.50%, 12/31/2017	263
	DaVita, Inc.
432	4.00%, 11/01/2019	434
	HCA, Inc.
1,000	2.92%, 05/01/2018	1,001
	Health Management Associates, Inc.
970	3.50%, 11/16/2018	969
	Hologic, Inc.
197	3.75%, 08/01/2019	198
	IMS Health, Inc.
390	3.75%, 09/01/2017	392
	MultiPlan, Inc.
772	4.00%, 08/26/2017	777
	Par Pharmeceutical Cos., Inc.
421	4.25%, 09/30/2019	422
	Sheridan Healthcare, Inc.
588	4.50%, 06/29/2018	590
	Sheridan Holdings, Inc.
286	9.00%, 07/01/2019	287
	Truven Health Analytics, Inc.
277	4.50%, 06/06/2019	278
	US Renal Care, Inc.
916	5.25%, 07/03/2019	927
616	10.25%, 01/03/2020	628
	Valeant Pharmaceuticals International
1,633	4.50%, 08/05/2020	1,654
		10,064
	Information - 5.0%
	Alcatel-Lucent
797	5.75%, 01/30/2019	809
	Cabovisao-Televisao Por Cabo S.A.
2,130	5.40%, 07/02/2019 ☼ Б	2,145
	Charter Communications Operating LLC
1,448	3.00%, 07/01/2020 - 12/31/2020	1,432
	Crown Castle International Corp.
443	3.25%, 01/31/2019	443
	Decision Insight Information Group I, Inc.
1,322	7.00%, 01/04/2017	1,317

The accompanying notes are an integral part of these financial statements.

13

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 24.4% - (continued)
	Information - 5.0% - (continued)
	Emdeon, Inc.
$361	3.75%, 11/02/2018	$362
	Epicor Software Corp.
739	4.50%, 05/16/2018	743
	First Data Corp.
623	4.17%, 03/24/2017 - 09/24/2018	623
	First Data Corp., Extended 1st Lien Term Loan
2,000	4.17%, 03/23/2018	2,001
	Infor US, Inc.
284	3.75%, 06/03/2020	283
898	5.25%, 04/05/2018	905
	Intelsat Jackson Holdings S.A.
1,196	4.25%, 04/02/2018	1,201
	Kronos, Inc.
2,362	4.50%, 10/30/2019	2,371
670	9.75%, 04/30/2020	690
	Leap Wireless International, Inc.
514	4.75%, 03/08/2020	516
	Level 3 Communications, Inc.
960	4.00%, 08/01/2019	964
	Mediacom Communications Corp.
713	3.25%, 01/29/2021	704
	MISYS plc
891	5.00%, 12/12/2018	897
	Nine Entertainment Group Ltd.
836	3.25%, 02/05/2020	832
	Northland Cable Television, Inc.
1,878	7.75%, 12/30/2016	1,835
	Novell, Inc.
555	7.25%, 11/22/2017	559
	RedPrairie Corp.
323	6.75%, 12/21/2018	325
	Sorenson Communications, Inc.
1,005	9.50%, 10/31/2014	1,016
	Syniverse Holdings, Inc.
883	4.00%, 04/23/2019	885
	TWCC Holding Corp.
115	7.00%, 06/26/2020	118
	UPC Financing Partnership
355	4.00%, 01/31/2021	357
	Virgin Media Finance plc
2,275	3.50%, 06/08/2020	2,274
	Web.com Group, Inc.
729	4.50%, 10/27/2017	735
	West Corp.
842	3.75%, 06/30/2018	844
		28,186
	Media - 0.2%
	Affinia Group, Inc.
1,045	3.50%, 05/31/2020	1,023
115	4.75%, 04/25/2020	116
	Media General, Inc.
250	3.25%, 07/31/2020 ☼Б	251
		1,390
	Mining - 0.8%
	Alpha Natural Resources, Inc.
945	3.50%, 05/22/2020	901
	American Rock Salt Co. LLC
542	5.50%, 04/25/2017	544
	Arch Coal, Inc.
1,611	5.75%, 05/16/2018	1,561
	Fortescue Metals Group Ltd.
1,539	5.25%, 10/18/2017	1,542
		4,548
	Miscellaneous Manufacturing - 0.7%
	DigitalGlobe, Inc.
338	3.75%, 01/15/2020	340
	Hamilton Sundstrand Corp.
496	4.00%, 12/13/2019	496
	Reynolds Group Holdings, Inc.
1,683	4.75%, 09/28/2018	1,696
	Sequa Automotive Group
496	6.25%, 11/15/2018	496
	Sequa Corp.
260	5.25%, 06/19/2017	261
	TransDigm Group, Inc.
832	3.75%, 02/28/2020	832
		4,121
	Motor Vehicle and Parts Manufacturing - 0.3%
	Federal Mogul Corp., Tranche B Term Loan
395	2.12%, 12/29/2014	391
	Federal Mogul Corp., Tranche C Term Loan
233	2.12%, 12/28/2015	231
	Navistar, Inc.
206	5.75%, 08/17/2017	210
	SRAM LLC
895	4.00%, 04/10/2020	889
	Tower Automotive Holdings USA LLC
189	4.75%, 04/23/2020	191
		1,912
	Other Services - 0.4%
	Alliance Laundry Systems LLC
475	4.25%, 12/10/2018	477
	Gardner Denver
410	4.25%, 07/30/2020	410
	Generac Power Systems, Inc.
484	3.50%, 05/31/2020	482
	Rexnord LLC
835	4.00%, 08/21/2020	835
		2,204
	Petroleum and Coal Products Manufacturing - 0.3%
	Dynegy Power LLC
212	4.00%, 04/23/2020	212
	Everest Acquisition LLC
527	3.50%, 05/24/2018	526
	Pacific Drilling S.A.
449	4.50%, 06/03/2018	450
	Samson Investment Co.
410	6.00%, 09/25/2018	413
	Shelf Drilling International Holdings Ltd.
305	10.00%, 10/08/2018	308
		1,909
	Pipeline Transportation - 0.2%
	EP Energy LLC
426	4.50%, 04/30/2019	428

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 24.4% - (continued)
	Pipeline Transportation - 0.2% - (continued)
	NGPL Pipeco LLC
$568	6.75%, 09/15/2017	$530
		958
	Plastics and Rubber Products Manufacturing - 0.5%
	Berry Plastics Holding Corp.
492	2.17%, 04/03/2015	492
	Consolidated Container Co.
955	5.00%, 07/03/2019	960
	Goodyear (The) Tire & Rubber Co.
900	4.75%, 04/30/2019	910
	Pact Group Pty Ltd.
364	3.75%, 05/29/2020	361
	Tricorbraun, Inc.
380	4.00%, 05/03/2018	380
		3,103
	Primary Metal Manufacturing - 0.2%
	Novelis, Inc.
689	3.75%, 03/10/2017	691
	WireCo WorldGroup, Inc.
564	6.00%, 02/15/2017	565
		1,256
	Professional, Scientific and Technical Services - 0.8%
	Advantage Sales & Marketing, Inc.
1,226	8.25%, 06/17/2018	1,236
	AlixPartners LLP
589	5.00%, 07/10/2020	592
236	9.00%, 07/10/2021	240
	Getty Images, Inc.
536	4.75%, 10/18/2019	471
	Paradigm Ltd., Term Loan B1
644	4.75%, 07/30/2019	641
	Paradigm Ltd., Term Loan B2
270	10.50%, 07/30/2020	271
	SunGard Data Systems, Inc.
159	4.50%, 01/31/2020	160
	Valleycrest Companies LLC
474	5.50%, 06/13/2019	475
	Visant Corp.
486	5.25%, 12/22/2016	476
		4,562
	Real Estate, Rental and Leasing - 0.4%
	Avis Budget Car Rental LLC
730	3.00%, 03/15/2019	728
	Fly Leasing Ltd.
836	4.50%, 08/08/2018	840
	Realogy Corp., Extended 1st Lien Term Loan B
738	4.50%, 03/05/2020	745
	Realogy Corp., Extended Credit Linked Deposit
48	4.43%, 10/10/2016	49
		2,362
	Retail Trade - 2.1%
	American Builders & Contractors Supply Co.
180	3.50%, 04/16/2020	180
	August LUXUK Holding Co.
113	10.50%, 04/26/2019	115
	August U.S. Holding Co., Inc.
228	5.00%, 04/27/2018	230
37	10.50%, 04/26/2019	38
	BJ's Wholesale Club, Inc.
645	4.25%, 09/26/2019	645
	EB Sports Corp.
3,845	11.50%, 12/31/2015 Þ	3,826
	FleetPride, Inc.
794	5.25%, 11/19/2019	772
	J. C. Penney Co., Inc.
998	6.00%, 05/15/2018	964
	Michaels Stores, Inc.
522	3.75%, 01/28/2020	524
	Neiman Marcus Group, Inc.
1,015	5.00%, 10/25/2020	1,021
	Party City Holdings, Inc.
545	4.25%, 07/27/2019	546
	Rite Aid Corp.
289	4.00%, 02/21/2020	290
1,020	4.88%, 06/21/2021	1,027
325	5.75%, 08/21/2020	332
	Sports (The) Authority, Inc.
821	7.50%, 11/16/2017	821
	Sprouts Farmers Markets Holdings LLC
161	4.00%, 04/23/2020	161
	Supervalu, Inc.
432	5.00%, 03/20/2019	434
		11,926
	Services - 0.0%
	Multi Packaging Solutions, Inc.
185	4.25%, 08/17/2020	186

	Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
	Spotless Group
135	5.00%, 10/02/2018	136

	Truck Transportation - 0.3%
	Nexeo Solutions LLC
1,054	5.00%, 09/09/2017	1,039
	Swift Transportation Co., Inc.
637	4.00%, 12/21/2017	640
		1,679
	Utilities - 0.9%
	Calpine Corp.
200	3.00%, 05/03/2020	197
115	3.25%, 01/31/2022	114
605	4.00%, 10/09/2019	608
	Energy Transfer Equity L.P.
450	3.75%, 03/24/2017	450
	La Frontera Generation LLC
436	4.50%, 09/30/2020	439
	LSP Madison Funding LLC
251	5.50%, 06/28/2019	252
	NRG Energy, Inc.
1,716	2.75%, 07/01/2018	1,715
	PowerTeam Services LLC
37	3.69%, 05/06/2020 ☼Б	36
297	4.25%, 05/06/2020	290

The accompanying notes are an integral part of these financial statements.

15

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 24.4% - (continued)
		Utilities - 0.9% - (continued)
		Star West Generation LLC
	$537	4.25%, 03/13/2020	$541
		Texas Competitive Electric Holdings Co. LLC
	500	4.70%, 10/10/2017	333
			4,975
		Total senior floating rate interests
		(cost $137,012)	$138,010

U.S. GOVERNMENT AGENCIES - 17.9%
		FHLMC - 3.0%
	$8,970	2.08%, 08/25/2018 ►	$734
	2,034	2.34%, 08/25/2020 ►	147
	6,280	2.49%, 10/25/2020 ►	107
	3,200	3.00%, 11/15/2043 ☼	3,143
	2,000	3.50%, 11/15/2043 ☼	2,044
	3,700	4.00%, 11/15/2043 ☼	3,882
	2,000	4.50%, 11/15/2043 ☼	2,134
	1,100	5.00%, 11/15/2043 ☼	1,187
	2,848	5.50%, 10/01/2036 - 12/01/2038 ‡	3,080
	2,075	13.72%, 05/15/2037 ►	337
	1,374	16.09%, 12/15/2036 ►	212
			17,007
		FNMA - 9.9%
	757	2.14%, 11/01/2022 ╦	712
	538	2.15%, 10/01/2022 ╦	510
	265	2.20%, 12/01/2022 ╦	250
	153	2.28%, 11/01/2022 ╦	145
	128	2.34%, 11/01/2022 ╦	122
	116	2.40%, 10/01/2022 Θ	111
	103	2.42%, 11/01/2022 ╦	99
	104	2.47%, 11/01/2022 ╦	100
	2,030	2.50%, 11/12/2028 ☼	2,051
	10,969	3.00%, 11/15/2028 - 11/15/2043 ☼	10,932
	28,232	3.50%, 12/15/2025 - 12/15/2043 ☼	28,988
	5,457	4.00%, 11/15/2028 - 11/15/2043 ☼	5,756
	200	4.02%, 11/01/2028 ☼	204
	1,300	4.50%, 11/15/2043	1,392
	500	5.00%, 12/15/2043 ☼	543
	2,679	5.50%, 04/01/2038 ╦	2,919
	545	6.00%, 09/01/2039 ╦	597
	628	8.20%, 06/25/2042 ►	88
	1,964	15.85%, 10/25/2036 ►	330
	2,052	17.49%, 09/25/2040 ►	317
			56,166
		GNMA - 5.0%
	5,200	3.00%, 11/15/2043 ☼	5,183
	5,277	3.50%, 04/15/2042 - 11/15/2043 ╦☼	5,482
	2,483	4.00%, 10/20/2040 - 11/15/2043 ╦	2,648
	6,999	4.50%, 09/15/2033 - 11/15/2043 ╦☼	7,603
	2,000	5.00%, 12/15/2043 ☼	2,178
	4,523	6.00%, 03/15/2032 - 08/15/2039 ╦	5,015
			28,109
		Total U.S. government agencies
		(cost $101,072)	$101,282

U.S. GOVERNMENT SECURITIES - 0.6%
U.S. Treasury Securities - 0.6%
		U.S. Treasury Bonds - 0.0%
	$165	2.88%, 05/15/2043 ╦	$141
	170	3.13%, 02/15/2043 ╦	154
	50	5.38%, 02/15/2031 □	64
			359
		U.S. Treasury Notes - 0.6%
	155	0.38%, 07/15/2023 ◄╦	156
	550	0.38%, 04/15/2015 □	551
	1,400	0.88%, 01/31/2018 □╦	1,388
	80	1.88%, 09/30/2017 □	83
	910	2.13%, 08/15/2021 □	909
			3,087
			3,446
		Total U.S. government securities
		(cost $3,490)	$3,446

Contracts			Market Value ╪
CALL OPTIONS PURCHASED - 0.1%
Foreign Exchange Contracts - 0.0%
		USD Call/KRW Put
	337	Expiration: 05/19/2014	$2
		USD Call/SGD Put
	13	Expiration: 05/16/2014	1
			3
Interest Rate Contracts - 0.1%
		Interest Rate Swaption USD
	1,900	Expiration: 10/10/2023, Exercise Rate: 4.31%	223

		Total call options purchased
		(cost $218)	$226

Contracts╬			Market Value ╪
PUT OPTIONS PURCHASED - 0.1%
Foreign Exchange Contracts - 0.0%
		EUR Put/USD Call
EUR	50	Expiration: 05/02/2014и	$9

Interest Rate Contracts - 0.1%
		Interest Rate Swaption USD
	18,020	Expiration: 10/27/2014, Exercise Rate: 3.35%	$405
	1,900	Expiration: 10/10/2023, Exercise Rate: 4.31%	205
			610
		Total put options purchased
		(cost $618)	$619

Shares or Principal Amount ╬			Market Value ╪
COMMON STOCKS - 0.1%
		Energy - 0.1%
	83,644	KCA Deutag ⌂●†	$580

		Total common stocks
		(cost $1,134)	$580

The accompanying notes are an integral part of these financial statements.

16

Shares or Principal Amount ╬			Market Value ╪
PREFERRED STOCKS - 0.1%
	Diversified Financials - 0.1%
1	Citigroup Capital XIII		$33
20	GMAC Capital Trust I ۞		537
			570
	Telecommunication Services - 0.0%
3	Intelsat S.A., 5.75% ۞		146

	Total preferred stocks
	(cost $682)		$716

	Total long-term investments
	(cost $595,774)		$598,456

SHORT-TERM INVESTMENTS - 4.1%
Repurchase Agreements - 4.1%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $1,869, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $1,906)
$1,869	0.10%, 10/31/2013		$1,869
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $647, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $659)
646	0.09%, 10/31/2013		646
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $2,998, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $3,058)
2,998	0.08%, 10/31/2013		2,998
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $8,502,
collateralized by U.S. Treasury Bill 0.01%
- 0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022, value
	of $8,672)
8,502	0.09%, 10/31/2013		8,502
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $3,428,
collateralized by FHLMC 2.50% - 7.50%,
2026 - 2043, FNMA 3.00% - 7.00%, 2026
- 2043, GNMA 2.67% - 5.00%, 2024 -
	2048, value of $3,496)
3,428	0.12%, 10/31/2013		3,428
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $2,023, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $2,064)
2,023	0.09%, 10/31/2013		2,023
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $3,561, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $3,639)
3,561	0.10%, 10/31/2013		3,561
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $18, collateralized by U.S. Treasury Note 0.63%, 2017, value of $18)
18	0.09%, 10/31/2013		18
			23,045
	Total short-term investments
	(cost $23,045)		$23,045

	Total investments
	(cost $618,819) ▲	109.9%	$621,501
	Other assets and liabilities	(9.9)%	(55,833)
	Total net assets	100.0%	$565,668

The accompanying notes are an integral part of these financial statements.

17

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $618,993 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,435
Unrealized Depreciation	(10,927)
Net Unrealized Appreciation	$2,508

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value of these securities was $580, which represents 0.1% of total net assets.

●	Non-income producing.

Ψ	The company is in bankruptcy. The investment held by the Fund is current with respect to interest payments.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $76,014 at October 31, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. The Fund has also pledged $5,725 of cash as collateral in connection with swap contracts. In addition, cash of $9,240 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $20,310, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts. Cash of $4,818 was also pledged as initial margin deposit and collateral for daily variation margin loss on open centrally cleared swap contracts at October 31, 2013.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2013.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2013.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2013.

Б	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2013, the aggregate value of the unfunded commitment was $487, which represents 0.1% of total net assets.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $54,647, which represents 9.7% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $41,833, which represents 7.4% of total net assets.

The accompanying notes are an integral part of these financial statements.

18

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	83,644	KCA Deutag	$1,134

At October 31, 2013, the aggregate value of these securities was $580, which represents 0.1% of total net assets.

۞	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date.

Þ	This security may pay interest in additional principal instead of cash.

и	This security has limitations. If the U.S. Dollar per EURO exchange rate is greater than or equal to 1.38 and then less than or equal to 1.24 between trade date and expiration date, the Fund will receive the equivalent of par on the number of contracts traded.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at October 31, 2013, as listed in the table below:

Futures Contracts Outstanding at October 31, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	3	12/16/2013	$323	$330	$7
Canadian Government 10-Year Bond Future	6	12/18/2013	738	756	18
Euro-BOBL Future	5	12/06/2013	845	851	6
Euro-BTP Future	9	12/06/2013	1,332	1,404	72
Euro-BUND Future	3	12/06/2013	576	578	2
Euro-OAT Future	9	12/06/2013	1,592	1,646	54
Euro-Schatz Future	32	12/06/2013	4,787	4,802	15
Japan 10-Year Bond Future	6	12/11/2013	8,720	8,852	132
Japan 10-Year Mini Bond Future	4	12/10/2013	587	590	3
U.S. Treasury 10-Year Note Future	91	12/19/2013	11,535	11,590	55
U.S. Treasury 2-Year Note Future	108	12/31/2013	23,756	23,806	50
U.S. Treasury 30-Year Bond Future	90	12/19/2013	12,150	12,133	(17)
U.S. Treasury 5-Year Note Future	358	12/31/2013	43,223	43,564	341
					$738
Short position contracts:
Australian 3-Year Bond Future	2	12/16/2013	$204	$205	$(1)
Long Gilt Future	7	12/27/2013	1,246	1,249	(3)
U.S. Treasury Ultra Long Term Bond Future	21	12/19/2013	3,039	3,026	13
					$9
					$747

* The number of contracts does not omit 000's.

Cash of $1,122 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Θ	At October 31, 2013, this security, or a portion of this security, is designated to cover written call options in the table below:

Written Call Options Outstanding at October 31, 2013

Description (Counterparty)	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
USD Call/KRW Put (JPM)	Foreign Exchange	1225.00 KRW	05/19/2014	337,000	$1	$7	$6

* The number of contracts does not omit 000's.  Number of contracts shown in  U.S. dollars unless otherwise noted.

Credit Default Swap Contracts Outstanding at October 31, 2013

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AA.6	BCLY	$429	(0.32)%	07/25/45	$242	$108	$(134)
ABX.HE.AA.6	JPM	1,935	(0.32)%	07/25/45	508	492	(16)
ABX.HE.AAA.6	BCLY	1,946	(0.18)%	07/25/45	197	71	(126)
ABX.HE.AAA.6	GSC	5,171	(0.18)%	07/25/45	464	187	(277)
ABX.HE.AAA.6	JPM	541	(0.18)%	07/25/45	20	20	–
ABX.HE.AAA.6	JPM	5,092	(0.18)%	07/25/45	110	185	75
ABX.HE.AAA.6	MSC	1,442	(0.18)%	07/25/45	33	52	19
ABX.HE.AAA.6	MSC	2,220	(0.18)%	07/25/45	232	80	(152)
ABX.HE.PENAAA.6	BOA	9	(0.11)%	05/25/46	2	2	–
ABX.HE.PENAAA.6	CSI	1,573	(0.11)%	05/25/46	474	291	(183)
ABX.HE.PENAAA.6	JPM	560	(0.11)%	05/25/46	109	104	(5)
ABX.HE.PENAAA.7	BCLY	1,088	(0.09)%	08/25/37	471	370	(101)
CMBX.NA.A.1	BOA	1,015	(0.35)%	10/12/52	324	388	64
CMBX.NA.A.1	DEUT	1,230	(0.35)%	10/12/52	563	470	(93)
CMBX.NA.A.1	GSC	435	(0.35)%	10/12/52	197	166	(31)
CMBX.NA.A.1	MSC	1,470	(0.35)%	10/12/52	609	561	(48)
CMBX.NA.AA.1	CSI	1,165	(0.25)%	10/12/52	267	218	(49)
CMBX.NA.AA.1	DEUT	605	(0.25)%	10/12/52	109	113	4
CMBX.NA.AA.1	DEUT	1,400	(0.25)%	10/12/52	296	262	(34)
CMBX.NA.AA.1	JPM	2,465	(0.25)%	10/12/52	488	461	(27)
CMBX.NA.AA.1	UBS	3,190	(0.25)%	10/12/52	689	596	(93)
CMBX.NA.AA.2	BOA	2,285	(0.15)%	03/15/49	871	814	(57)
CMBX.NA.AA.2	CSI	575	(0.15)%	03/15/49	201	205	4
CMBX.NA.AA.2	GSC	500	(0.15)%	03/15/49	174	178	4
CMBX.NA.AA.2	GSC	270	(0.15)%	03/15/49	106	96	(10)
CMBX.NA.AA.2	JPM	1,520	(0.15)%	03/15/49	573	541	(32)
CMBX.NA.AA.2	MSC	495	(0.15)%	03/15/49	173	176	3
CMBX.NA.AA.2	MSC	1,420	(0.15)%	03/15/49	564	505	(59)
CMBX.NA.AJ.1	DEUT	300	(0.84)%	10/12/52	21	19	(2)
CMBX.NA.AJ.1	JPM	735	(0.84)%	10/12/52	52	47	(5)
CMBX.NA.AJ.1	MSC	535	(0.84)%	10/12/52	37	34	(3)
CMBX.NA.AJ.4	MSC	1,464	(0.96)%	02/17/51	525	371	(154)
CMBX.NA.AM.2	CSI	1,665	(0.50)%	03/15/49	102	72	(30)
CMBX.NA.AM.2	DEUT	1,665	(0.50)%	03/15/49	96	72	(24)
CMBX.NA.AM.2	MSC	2,945	(0.50)%	03/15/49	145	128	(17)
CMBX.NA.AM.4	BCLY	90	(0.50)%	02/17/51	15	8	(7)
CMBX.NA.AM.4	BOA	200	(0.50)%	02/17/51	24	17	(7)
CMBX.NA.AM.4	CSI	130	(0.50)%	02/17/51	15	10	(5)

The accompanying notes are an integral part of these financial statements.

20

Credit Default Swap Contracts Outstanding at October 31, 2013 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AM.4	GSC		$115	(0.50)%	02/17/51	$14	$10	$(4)
CMBX.NA.AM.4	MSC		1,070	(0.50)%	02/17/51	163	90	(73)
ITRX.XOV.19	ICE	EUR	1,607	(5.00)%	06/20/18	(92)	(187)	(95)
ITRX.XOV.20	ICE	EUR	2,420	(5.00)%	12/20/18	(211)	(231)	(20)
Total						$9,972	$8,172	$(1,800)
Sell protection:
ABX.HE.AAA.6	DEUT		$3,191	0.11%	05/25/46	$(1,008)	$(816)	$192
ABX.HE.AAA.6	JPM		308	0.11%	05/25/46	(90)	(79)	11
CDX.EM.20	DEUT		19,000	5.00%	12/20/18	2,029	2,025	(4)
CDX.EM.20	GSC		111,780	5.00%	12/20/18	12,285	11,914	(371)
CDX.NA.HY.20	CME		22,495	5.00%	06/20/18	1,201	1,715	514
CDX.NA.HY.21	CME		56,900	5.00%	12/20/18	3,090	3,733	643
CDX.NA.IG.20	CME		29,710	1.00%	06/20/18	420	476	56
CDX.NA.IG.21	CME		22,590	1.00%	12/20/18	280	305	25
CDX.NA.IG.21	CME		25,600	1.00%	12/20/23	(536)	(389)	147
CMBX.NA.AA.4	CSI		398	1.65%	02/17/51	(254)	(227)	27
CMBX.NA.AA.4	MSC		3,859	1.65%	02/17/51	(2,406)	(2,197)	209
CMBX.NA.AAA.6	CSI		10,614	0.50%	05/11/63	(257)	(394)	(137)
CMBX.NA.AAA.6	DEUT		4,265	0.50%	05/11/63	(104)	(159)	(55)
CMBX.NA.AAA.6	DEUT		36,800	0.50%	05/11/63	(1,856)	(1,368)	488
CMBX.NA.AAA.6	JPM		4,995	0.50%	05/11/63	(164)	(186)	(22)
CMBX.NA.AAA.6	UBS		11,800	0.50%	05/11/63	(463)	(439)	24
CMBX.NA.AAA.6	UBS		5,660	0.50%	05/11/63	(143)	(210)	(67)
CMBX.NA.BB.6	CSI		395	5.00%	05/11/63	(7)	(31)	(24)
CMBX.NA.BB.6	CSI		670	5.00%	05/11/63	(57)	(52)	5
CMBX.NA.BB.6	MSC		3,355	5.00%	05/11/63	(215)	(262)	(47)
CMBX.NA.BB.6	MSC		590	5.00%	05/11/63	(48)	(46)	2
CMBX.NA.BBB-.6	CSI		2,375	3.00%	05/11/63	6	(138)	(144)
CMBX.NA.BBB-.6	CSI		1,802	3.00%	05/11/63	(159)	(104)	55
CMBX.NA.BBB-.6	CSI		440	3.00%	05/11/63	(24)	(26)	(2)
ITRX.EUR.20	ICE	EUR	5,575	1.00%	12/20/18	58	62	4
PrimeX.ARM.1	MSC		372	4.42%	06/25/36	11	38	27
PrimeX.ARM.2	BCLY		313	4.58%	12/25/37	(2)	9	11
PrimeX.ARM.2	MSC		1,457	4.58%	06/25/36	(107)	44	151
PrimeX.ARM.2	MSC		1,559	4.58%	12/25/37	52	47	(5)
PrimeX.FRM.1	JPM		332	4.42%	07/25/36	34	34	–
Total						$11,566	$13,279	$1,713
Total traded indices						$21,538	$21,451	$(87)
Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	CSI		$5,180	1.00% / 0.77%	12/20/17	$(111)	$48	$159
Bank of America Corp.	GSC		9,200	1.00% / 0.74%	09/20/17	(640)	93	733
Citigroup, Inc.	GSC		4,450	1.00% / 0.72%	12/20/17	(81)	51	132
Citigroup, Inc.	GSC		9,850	1.00% / 0.68%	09/20/17	(641)	120	761
Goldman Sachs Group, Inc.	CSI		2,665	1.00% / 0.89%	12/20/17	(82)	12	94
Goldman Sachs Group, Inc.	UBS		4,600	1.00% / 0.85%	09/20/17	(340)	26	366
Morgan Stanley	BCLY		4,600	1.00% / 0.85%	09/20/17	(515)	27	542
Morgan Stanley	GSC		2,810	1.00% / 0.89%	12/20/17	(143)	13	156
Total						$(2,553)	$390	$2,943
						$18,985	$21,841	$2,856

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Interest Rate Swap Contracts Outstanding at October 31, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	1.77% Fixed	6M EURIBOR	EUR	7,650	01/22/23	$–	$90	$90
BCLY	1.88% Fixed	6M GBP LIBOR	GBP	125	11/08/22	–	10	10
BCLY	3M STIBOR	2.25% Fixed	SEK	64,800	01/22/23	–	(305)	(305)
BOA	2.65% Fixed	6M JPY LIBOR	JPY	14,465	03/08/43	–	(4)	(4)
BOA	BZDIOVRA	8.90% Fixed	BRL	7,004	01/04/16	–	(138)	(138)
CSI	0.82% Fixed	6M JPY LIBOR	JPY	16,740	02/18/23	–	(2)	(2)
DEUT	0.82% Fixed	6M JPY LIBOR	JPY	16,735	02/18/23	–	(2)	(2)
DEUT	6M EURIBOR	1.03% Fixed	EUR	265	09/18/18	–	(1)	(1)
GSC	BZDIOVRA	8.54% Fixed	BRL	7,017	01/04/16	–	(146)	(146)
JPM	0.14% Fixed	6M CHF LIBOR	CHF	130	12/18/15	–	–	–
JPM	0.24% Fixed	6M CHF LIBOR	CHF	395	12/18/15	–	(1)	(1)
JPM	0.91% Fixed	6M GBP LIBOR BBA	GBP	200	09/17/15	–	–	–
LCH	2.24% Fixed	6M GBP LIBOR BBA	GBP	925	12/16/17	–	(5)	(5)
LCH	2.62% Fixed	6M GBP LIBOR BBA	GBP	470	12/16/17	–	(8)	(8)
LCH	6M EURIBOR	1.5% Fixed	EUR	110	12/18/18	–	3	3
MSC	2.59% Fixed	6M JPY LIBOR	JPY	18,190	03/22/43	–	(3)	(3)
						$–	$(512)	$(512)

* Notional shown in U.S. dollars unless otherwise noted.

Spreadlock Swap Contracts Outstanding at October 31, 2013

Counterparty	Strike		Notional Amount	Determination Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPM†	0.75	%*	16,000	03/26/14	$–	$–	$–

*	This is a spreadlock swap between the 10-Year constant maturity swap curve ("CMS") and the yield to maturity on a 30-Year FNMA. If the yield to maturity on the 30-Year FNMA minus the 10-Year CMS rate is greater than the strike, the Fund will receive money from the counterparty based on this differential. If the yield to maturity on the 30-Year FNMA minus the 10-Year CMS rate is less than the strike, the Fund will pay the counterparty.

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value and percentage of total net assets of these securities rounds to zero.

Securities Sold Short Outstanding at October 31, 2013

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC TBA, 5.50%	$2,700	12/15/2043	$2,925	$(5)
FNMA TBA, 4.50%	5,100	11/15/2043	5,459	(4)
FNMA TBA, 5.50%	2,200	11/15/2043	2,401	(4)
GNMA TBA, 3.00%	5,400	11/15/2042	5,387	(79)
GNMA TBA, 3.50%	1,500	11/15/2043	1,555	(29)
GNMA TBA, 4.00%	1,700	11/15/2043	1,808	4
GNMA TBA, 4.00%	300	11/30/2043	320	(5)
			$19,855	$(122)

At October 31, 2013, the aggregate value of these securities represents 3.5% of total net assets.

The accompanying notes are an integral part of these financial statements.

22

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/29/2013	DEUT	$1,432	$1,407	$(25)
AUD	Sell	11/29/2013	CBA	14	14	–
AUD	Sell	11/29/2013	HSBC	22	22	–
AUD	Sell	11/29/2013	JPM	43	42	1
AUD	Sell	11/29/2013	MSC	21	21	–
AUD	Sell	11/29/2013	NAB	47	47	–
AUD	Sell	11/29/2013	SSG	14	14	–
BRL	Buy	11/04/2013	BCLY	1,517	1,523	6
BRL	Buy	11/04/2013	RBC	1,382	1,358	(24)
BRL	Buy	12/03/2013	RBC	1,382	1,349	(33)
BRL	Buy	11/04/2013	SCB	168	165	(3)
BRL	Buy	12/03/2013	SCB	556	551	(5)
BRL	Sell	11/04/2013	BCLY	1,551	1,523	28
BRL	Sell	11/04/2013	RBC	1,391	1,358	33
BRL	Sell	11/04/2013	SCB	169	165	4
BRL	Sell	12/03/2013	SCB	1,918	1,900	18
CAD	Buy	11/21/2013	BMO	4	4	–
CAD	Buy	11/29/2013	BNP	1,882	1,877	(5)
CAD	Sell	11/29/2013	GSC	72	72	–
CAD	Sell	11/29/2013	RBC	29	29	–
CHF	Buy	11/29/2013	BOA	40	39	(1)
CHF	Buy	11/29/2013	HSBC	22	22	–
CHF	Buy	11/29/2013	MSC	22	22	–
CHF	Sell	11/29/2013	BOA	96	94	2
CHF	Sell	11/29/2013	JPM	45	44	1
CLP	Sell	11/29/2013	BNP	45	44	1
CZK	Sell	11/29/2013	JPM	10	10	–
DKK	Buy	11/29/2013	BOA	107	105	(2)
EUR	Buy	11/05/2013	DEUT	159	157	(2)
EUR	Buy	11/29/2013	HSBC	57	57	–
EUR	Buy	11/05/2013	RBS	159	157	(2)
EUR	Buy	11/29/2013	SSG	10,948	10,768	(180)
EUR	Sell	11/29/2013	CSFB	97	95	2
EUR	Sell	12/18/2013	CSFB	885	904	(19)
EUR	Sell	11/29/2013	DEUT	158	156	2
EUR	Sell	11/29/2013	JPM	58	57	1
EUR	Sell	11/29/2013	RBS	158	156	2
EUR	Sell	12/18/2013	RBS	887	906	(19)
EUR	Sell	11/29/2013	SSG	262	258	4
EUR	Sell	11/29/2013	UBS	82	81	1
GBP	Buy	11/29/2013	BCLY	19	19	–
GBP	Buy	11/29/2013	NAB	1,301	1,290	(11)
GBP	Sell	11/05/2013	BCLY	20	20	–
GBP	Sell	11/29/2013	JPM	56	56	–
GBP	Sell	11/29/2013	NAB	877	869	8
GBP	Sell	11/29/2013	SSG	40	39	1
GBP	Sell	11/29/2013	UBS	39	39	–
JPY	Buy	11/29/2013	DEUT	50	50	–
JPY	Buy	11/29/2013	MSC	51	50	(1)
JPY	Buy	11/29/2013	NAB	13,319	13,190	(129)
JPY	Sell	11/29/2013	CSFB	79	78	1
JPY	Sell	11/29/2013	DEUT	21	21	–
JPY	Sell	11/29/2013	HSBC	21	21	–
JPY	Sell	11/29/2013	JPM	44	44	–
JPY	Sell	11/29/2013	MSC	235	234	1
JPY	Sell	11/29/2013	NAB	189	187	2
MXN	Buy	11/29/2013	RBC	129	127	(2)
MXN	Sell	11/29/2013	BCLY	42	42	–

The accompanying notes are an integral part of these financial statements.

23

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
MXN	Sell	11/29/2013	GSC	$21	$21	$–
MXN	Sell	11/29/2013	HSBC	21	21	–
MYR	Sell	11/29/2013	UBS	155	155	–
NGN	Buy	11/25/2013	CBK	6,349	6,945	596
NOK	Buy	11/29/2013	BNP	2,963	2,936	(27)
NOK	Sell	11/29/2013	BOA	42	42	–
NOK	Sell	11/29/2013	JPM	2,885	2,864	21
NZD	Sell	11/29/2013	BOA	131	129	2
PLN	Sell	11/29/2013	JPM	51	50	1
SEK	Buy	11/29/2013	JPM	2,858	2,832	(26)
SEK	Sell	11/29/2013	BOA	3,262	3,201	61
SGD	Sell	11/29/2013	HSBC	96	96	–
SGD	Sell	11/29/2013	JPM	40	40	–
ZAR	Buy	11/29/2013	HSBC	75	73	(2)
						$282

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

24

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
LCH	LCH Clearnet
MSC	Morgan Stanley
NAB	National Australia Bank
RBC	RBC Dominion Securities
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PLN	Polish New Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.EUR	Markit iTraxx - Europe
ITRX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
PrimeX.FRM	Markit PrimeX Fixed Rate Mortgage Backed Security

Municipal Bond Abbreviations:
FA	Finance Authority
Rev	Revenue

Other Abbreviations:
BBA	British Bankers' Association
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
STIBOR	Stockholm Interbank Offer Rate

The accompanying notes are an integral part of these financial statements.

25

The Hartford Strategic Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$99,108	$–	$75,601	$23,507
Call Options Purchased	226	–	226	–
Common Stocks ‡	580	–	–	580
Corporate Bonds	106,831	–	106,831	–
Foreign Government Obligations	145,892	–	145,892	–
Municipal Bonds	1,746	–	1,746	–
Preferred Stocks	716	570	146	–
Put Options Purchased	619	217	402	–
Senior Floating Rate Interests	138,010	–	138,010	–
U.S. Government Agencies	101,282	–	101,078	204
U.S. Government Securities	3,446	156	3,290	–
Short-Term Investments	23,045	–	23,045	–
Total	$621,501	$943	$596,267	$24,291
Credit Default Swaps *	5,707	–	5,707	–
Foreign Currency Contracts *	800	–	800	–
Futures *	768	768	–	–
Interest Rate Swaps *	103	–	103	–
Written Options *	6	–	6	–
Total	$7,384	$768	$6,616	$–
Liabilities:
Securities Sold Short	$19,855	$–	$19,855	$–
Total	$19,855	$–	$19,855	$–
Credit Default Swaps *	2,851	–	2,851	–
Foreign Currency Contracts *	518	–	518	–
Futures *	21	21	–	–
Interest Rate Swaps *	615	–	615	–
Spreadlock Swaps *	–	–	–	–
Total	$4,005	$21	$3,984	$–

♦	For the year ended October 31, 2013, investments valued at $500 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

26

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$17,395	$1,370	$113	†	$1,794	$14,852	$(10,428)	$—	$(1,589)	$23,507
Common Stocks	693	—	(113	)‡	—	—	—	—	—	580
Corporate Bonds	3,042	75	(105)		(3)	—	(2,960)	—	(49)	—
U.S. Government Agencies	2,178	—	—	§	—	204	—	—	(2,178)	204
Total	$23,308	$1,445	$(105)		$1,791	$15,056	$(13,388)	$—	$(3,816)	$24,291

Liabilities:
Swaps**	$—	$—	$—	††	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—		$—	$—	$—	$—	$—	$—

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $388.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $(113).
§	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was zero.
**	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
††	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 rounds to zero.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

27

The Hartford Strategic Income Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $618,819)	$621,501
Cash	11,665	*,†
Foreign currency on deposit with custodian (cost $9)	9
Unrealized appreciation on foreign currency contracts	800
Unrealized appreciation on OTC swap contracts	4,418
Receivables:
Investment securities sold	59,022
Fund shares sold	406
Dividends and interest	5,532
Variation margin on financial derivative instruments	91
OTC swap premiums paid	24,692
Other assets	78
Total assets	728,214
Liabilities:
Unrealized depreciation on foreign currency contracts	518
Unrealized depreciation on OTC swap contracts	3,338
Bank overdraft	39
Securities sold short, at market value (proceeds $19,733)	19,855
Payables:
Investment securities purchased	118,012
Fund shares redeemed	1,362
Investment management fees	59
Administrative fees	—
Distribution fees	35
Collateral received from broker	9,240
Variation margin on financial derivative instruments	48
Accrued expenses	95
OTC swap premiums received	9,917
Written options (proceeds $7)	1
Other liabilities	27
Total liabilities	162,546
Net assets	$565,668
Summary of Net Assets:
Capital stock and paid-in-capital	$561,671
Undistributed net investment income	199
Accumulated net realized loss	(2,152)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	5,950
Net assets	$565,668

*	Cash of $5,940 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at October 31, 2013.
†	Cash of $5,725 was pledged as collateral for open swap contracts at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

28

Shares authorized	900,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.21/$9.64
Shares outstanding	17,467
Net assets	$160,916
Class B: Net asset value per share	$9.21
Shares outstanding	1,002
Net assets	$9,233
Class C: Net asset value per share	$9.23
Shares outstanding	14,028
Net assets	$129,507
Class I: Net asset value per share	$9.24
Shares outstanding	5,515
Net assets	$50,963
Class R3: Net asset value per share	$9.21
Shares outstanding	26
Net assets	$242
Class R4: Net asset value per share	$9.21
Shares outstanding	16
Net assets	$143
Class R5: Net asset value per share	$9.21
Shares outstanding	12
Net assets	$114
Class Y: Net asset value per share	$9.20
Shares outstanding	23,312
Net assets	$214,550

The accompanying notes are an integral part of these financial statements.

29

The Hartford Strategic Income Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$49
Interest	31,300
Less: Foreign tax withheld	(34)
Total investment income	31,315
Expenses:
Investment management fees	3,513
Administrative services fees
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	261
Class B	20
Class C	152
Class I	72
Class R3	—
Class R4	—
Class Y	4
Distribution fees
Class A	496
Class B	109
Class C	1,735
Class R3	1
Class R4	—
Custodian fees	59
Accounting services fees	131
Registration and filing fees	112
Board of Directors' fees	18
Audit fees	19
Other expenses	97
Total expenses (before waivers and fees paid indirectly)	6,799
Expense waivers	(116)
Custodian fee offset	—
Total waivers and fees paid indirectly	(116)
Total expenses, net	6,683
Net Investment Income	24,632
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(2,788)
Net realized gain on purchased options	2,363
Net realized gain on securities sold short	1,599
Net realized gain on futures	360
Net realized gain on written options	4,745
Net realized loss on swap contracts	(2,054)
Net realized loss on foreign currency contracts	(7,064)
Net realized gain on other foreign currency transactions	189
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,650)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(16,158)
Net unrealized appreciation of purchased options	25
Net unrealized depreciation of securities sold short	(98)
Net unrealized appreciation of futures	802
Net unrealized depreciation of written options	(384)
Net unrealized appreciation of swap contracts	1,962
Net unrealized appreciation of foreign currency contracts	215
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(13,636)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(16,286)
Net Increase in Net Assets Resulting from Operations	$8,346

The accompanying notes are an integral part of these financial statements.

30

The Hartford Strategic Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$24,632	$21,928
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(2,650)	20,163
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(13,636)	15,049
Net Increase in Net Assets Resulting from Operations	8,346	57,140
Distributions to Shareholders:
From net investment income
Class A	(7,682)	(7,605)
Class B	(342)	(395)
Class C	(5,382)	(5,896)
Class I	(3,158)	(3,572)
Class R3	(7)	(4)
Class R4	(5)	(4)
Class R5	(5)	(4)
Class Y	(8,236)	(2,875)
Total from net investment income	(24,817)	(20,355)
From net realized gain on investments
Class A	(6,363)	(574)
Class B	(353)	(40)
Class C	(5,982)	(558)
Class I	(2,850)	(234)
Class R3	(4)	—
Class R4	(4)	—
Class R5	(3)	(1)
Class Y	(4,823)	(16)
Total from net realized gain on investments	(20,382)	(1,423)
Total distributions	(45,199)	(21,778)
Capital Share Transactions:
Class A	(47,299)	17,416
Class B	(2,613)	(1,487)
Class C	(68,997)	15,230
Class I	(48,675)	29,348
Class R3	108	33
Class R4	18	25
Class R5	8	5
Class Y	52,059	156,606
Net increase (decrease) from capital share transactions	(115,391)	217,176
Net Increase (Decrease) in Net Assets	(152,244)	252,538
Net Assets:
Beginning of period	717,912	465,374
End of period	$565,668	$717,912
Undistributed (distribution in excess of) net investment income	$199	$1,447

The accompanying notes are an integral part of these financial statements.

31

The Hartford Strategic Income Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Strategic Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

32

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

33

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to

34

the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input (1)	Range (Weighted Average (2))	Fair Value at October 31, 2013
Asset & Commercial Mortgage Backed Securities:
Discounted cash flow	Internal rate of return	3.5% - 7.4% (5.2%)	$23,169
	Life expectancy (in months)	66 - 344 (179)
Indicative market quotations	Broker Quote (3)	$69.00	338
Common Stocks:
Model	Enterprise Value/EBITDA	4.07x to 8.45x for Platform Services, 5.35x to 7.26x for Land Drilling, 6.50x to 8.79x MODU, 7.82x to 8.66x Bentec	580
Swap Contracts:
Third party vendor	Prior day valuation	(0.0005)	0
U.S. Government Agencies:
Cost	Recent trade price	$102.06, 10/22/2013	204
Total			$24,291

(1) Significant changes to any observable inputs may result in a significant change to the fair value.

(2) Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.

(3) The broker quote represents the best available estimate of fair value per share as of October 31, 2013.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

35

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Dividends from net investment income are declared and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements

36

expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of October 31, 2013.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the

37

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

“Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are

38

marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2013.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options and

39

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

written options contracts as of October 31, 2013. Transactions involving written options contracts during the year ended October 31, 2013, are summarized below:

Options Contract Activity During the Year Ended October 31, 2013:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	168,562,000	$967
Written	344,398,978	2,134
Expired	(511,170,000)	(2,815)
Closed	(1,453,978)	(279)
Exercised	—	—
End of period	337,000	$7

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	167,110,000	$874
Written	344,066,712	2,286
Expired	(511,170,000)	(2,443)
Closed	(6,712)	(717)
Exercised	—	—
End of period	—	$—

*	The number of contracts does not omit 000's.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions, credit spreads, currency exchange rates, interest rates and other relevant factors.

40

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, minimum daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2013.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered

41

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swap contracts as of October 31, 2013.

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread at a specific forward date. The Fund, as shown on the Schedule of Investments, had outstanding spreadlock swap contracts as of October 31, 2013.

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$833	$12	$—	$—	$—	$—	$845
Unrealized appreciation on foreign currency contracts	—	800	—	—	—	—	800
Unrealized appreciation on OTC swap contracts	100	—	4,318	—	—	—	4,418
Variation margin receivable *	43	—	48	—	—	—	91
Total	$976	$812	$4,366	$—	$—	$—	$6,154

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$518	$—	$—	$—	$—	$518
Unrealized depreciation on OTC swap contracts	602	—	2,736	—	—	—	3,338
Variation margin payable *	32	—	16	—	—	—	48
Written options, market value	—	1	—	—	—	—	1
Total	$634	$519	$2,752	$—	$—	$—	$3,905

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $747 and open centrally cleared swaps cumulative appreciation of $1,264 as reported in the Schedule of Investments.

The ratio of futures contracts to net assets at October 31, 2013 was 16.96%, compared to the twelve-month period ended October 31, 2013, average to net assets of 24.57%. The volume of other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

42

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on purchased options	$2,021	$342	$—	$—	$—	$—	$2,363
Net realized gain on futures	360	—	—	—	—	—	360
Net realized gain (loss) on written options	(518)	5	5,258	—	—	—	4,745
Net realized loss on swap contracts	(1,103)	—	(951)	—	—	—	(2,054)
Net realized loss on foreign currency contracts	—	(7,064)	—	—	—	—	(7,064)
Total	$760	$(6,717)	$4,307	$—	$—	$—	$(1,650)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of purchased options	$16	$9	$—	$—	$—	$—	$25
Net change in unrealized appreciation of futures	802	—	—	—	—	—	802
Net change in unrealized appreciation (depreciation) of written options	—	2	(386)	—	—	—	(384)
Net change in unrealized appreciation (depreciation) of swap contracts	(517)	—	2,479	—	—	—	1,962
Net change in unrealized appreciation of foreign currency contracts	—	215	—	—	—	—	215
Total	$301	$226	$2,093	$—	$—	$—	$2,620

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base

43

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$38,153	$20,376
Long-Term Capital Gains ‡	7,186	1,423

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

44

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,281
Accumulated Capital Losses	(1,399)
Unrealized Appreciation *	5,389
Total Accumulated Earnings	$5,271

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(1,063)
Accumulated Net Realized Gain (Loss)	1,251
Capital Stock and Paid-in-Capital	(188)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$1,399
Total	$1,399

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized

45

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

46

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

d)	Fees Paid Indirectly - The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2013, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

Year Ended October 31, 2013
Class A	0.95%
Class B	1.70
Class C	1.68
Class I	0.69
Class R3	1.25
Class R4	0.95
Class R5	0.65
Class Y	0.60

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $442 and contingent deferred sales charges of $35 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of

47

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class
Class R3	46%
Class R4	75
Class R5	100
Class Y	—	*

* Percentage amount rounds to zero.

As of October 31, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	27%

48

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,145,059
Sales Proceeds Excluding U.S. Government Obligations	2,176,571
Cost of Purchases for U.S. Government Obligations	21,117
Sales Proceeds for U.S. Government Obligations	143,144

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	3,879	1,449	(10,535)	(5,207)	7,418	810	(6,357)	1,871
Amount	$36,360	$13,521	$(97,180)	$(47,299)	$69,479	$7,554	$(59,617)	$17,416
Class B
Shares	105	68	(456)	(283)	220	37	(414)	(157)
Amount	$992	$631	$(4,236)	$(2,613)	$2,051	$349	$(3,887)	$(1,487)
Class C
Shares	1,857	1,100	(10,469)	(7,512)	6,120	582	(5,044)	1,658
Amount	$17,476	$10,292	$(96,765)	$(68,997)	$57,285	$5,435	$(47,490)	$15,230
Class I
Shares	2,031	503	(7,789)	(5,255)	6,702	326	(3,886)	3,142
Amount	$19,107	$4,721	$(72,503)	$(48,675)	$62,768	$3,052	$(36,472)	$29,348
Class R3
Shares	11	1	(1)	11	4	—	—	4
Amount	$108	$11	$(11)	$108	$33	$4	$(4)	$33
Class R4
Shares	1	1	—	2	3	1	(1)	3
Amount	$14	$9	$(5)	$18	$29	$4	$(8)	$25
Class R5
Shares	—	—	—	—	—	1	—	1
Amount	$—	$8	$—	$8	$—	$5	$—	$5
Class Y
Shares	14,239	1,407	(9,992)	5,654	21,775	306	(5,172)	16,909
Amount	$132,191	$13,059	$(93,191)	$52,059	$202,452	$2,891	$(48,737)	$156,606
Total
Shares	22,123	4,529	(39,242)	(12,590)	42,242	2,063	(20,874)	23,431
Amount	$206,248	$42,252	$(363,891)	$(115,391)	$394,097	$19,294	$(196,215)	$217,176

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	31	$ 283
For the Year Ended October 31, 2012	52	$ 486

49

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

50

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

51

The Hartford Strategic Income Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$9.70	$0.36	$(0.21)	$0.15	$(0.36)	$(0.28)	$(0.64)	$9.21	1.67%		$160,916	0.99%		0.95%		3.83%
B	9.70	0.29	(0.21)	0.08	(0.29)	(0.28)	(0.57)	9.21	0.91		9,233	1.79		1.70		3.09
C	9.72	0.29	(0.21)	0.08	(0.29)	(0.28)	(0.57)	9.23	0.90		129,507	1.69		1.68		3.07
I	9.73	0.37	(0.19)	0.18	(0.39)	(0.28)	(0.67)	9.24	1.93		50,963	0.70		0.69		4.00
R3	9.70	0.35	(0.22)	0.13	(0.34)	(0.28)	(0.62)	9.21	1.40		242	1.39		1.25		3.74
R4	9.70	0.36	(0.21)	0.15	(0.36)	(0.28)	(0.64)	9.21	1.68		143	1.03		0.95		3.91
R5	9.70	0.39	(0.21)	0.18	(0.39)	(0.28)	(0.67)	9.21	1.98		114	0.71		0.65		4.20
Y	9.69	0.40	(0.21)	0.19	(0.40)	(0.28)	(0.68)	9.20	2.04		214,550	0.61		0.60		4.30

For the Year Ended October 31, 2012
A	$9.20	$0.37	$0.51	$0.88	$(0.35)	$(0.03)	$(0.38)	$9.70	9.80%		$219,909	0.98%		0.96%		3.90%
B	9.20	0.30	0.51	0.81	(0.28)	(0.03)	(0.31)	9.70	8.96		12,461	1.78		1.72		3.17
C	9.21	0.30	0.52	0.82	(0.28)	(0.03)	(0.31)	9.72	9.11		209,271	1.69		1.69		3.17
I	9.22	0.39	0.53	0.92	(0.38)	(0.03)	(0.41)	9.73	10.18		104,759	0.70		0.70		4.11
R3	9.20	0.33	0.52	0.85	(0.32)	(0.03)	(0.35)	9.70	9.47		141	1.34		1.27		3.56
R4	9.20	0.36	0.52	0.88	(0.35)	(0.03)	(0.38)	9.70	9.79		132	1.02		0.97		3.88
R5	9.20	0.39	0.52	0.91	(0.38)	(0.03)	(0.41)	9.70	10.12		112	0.71		0.67		4.20
Y	9.20	0.36	0.54	0.90	(0.38)	(0.03)	(0.41)	9.69	10.08		171,127	0.60		0.60		3.82

For the Year Ended October 31, 2011 (D)
A	$9.22	$0.48	$(0.01)	$0.47	$(0.49)	$–	$(0.49)	$9.20	5.20%		$191,353	0.98%		0.98%		5.27%
B	9.21	0.41	–	0.41	(0.42)	–	(0.42)	9.20	4.51		13,259	1.78		1.75		4.52
C	9.23	0.42	(0.02)	0.40	(0.42)	–	(0.42)	9.21	4.43		183,209	1.71		1.71		4.50
I	9.24	0.51	(0.02)	0.49	(0.51)	–	(0.51)	9.22	5.47		70,365	0.71		0.71		5.47
R3(E)	9.10	0.04	0.08	0.12	(0.02)	–	(0.02)	9.20	1.34	(F)	101	1.33	(G)	1.30	(G)	5.14	(G)
R4(E)	9.10	0.04	0.09	0.13	(0.03)	–	(0.03)	9.20	1.37	(F)	101	1.03	(G)	1.00	(G)	5.43	(G)
R5(E)	9.10	0.04	0.09	0.13	(0.03)	–	(0.03)	9.20	1.40	(F)	101	0.73	(G)	0.70	(G)	5.72	(G)
Y	9.21	0.51	–	0.51	(0.52)	–	(0.52)	9.20	5.69		6,885	0.63		0.63		5.50

For the Year Ended October 31, 2010 (D)
A	$8.69	$0.56	$0.51	$1.07	$(0.54)	$–	$(0.54)	$9.22	12.74%		$196,945	0.97%		0.97%		6.26%
B	8.69	0.49	0.50	0.99	(0.47)	–	(0.47)	9.21	11.72		15,110	1.77		1.77		5.48
C	8.70	0.49	0.52	1.01	(0.48)	–	(0.48)	9.23	11.89		155,499	1.70		1.70		5.53
I	8.71	0.58	0.51	1.09	(0.56)	–	(0.56)	9.24	12.98		60,203	0.71		0.71		6.53
Y	8.69	0.60	0.49	1.09	(0.57)	–	(0.57)	9.21	12.99		8,272	0.62		0.62		6.70

See Portfolio Turnover information on the next page.

52

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009 (D)
A	$7.35	$0.53	$1.33	$1.86	$(0.52)	$–	$(0.52)	$8.69	26.24%	$146,738	1.00%	1.00%	6.70%
B	7.35	0.46	1.33	1.79	(0.45)	–	(0.45)	8.69	25.20	14,397	1.83	1.83	5.87
C	7.36	0.47	1.33	1.80	(0.46)	–	(0.46)	8.70	25.30	120,513	1.74	1.74	5.98
I	7.37	0.54	1.34	1.88	(0.54)	–	(0.54)	8.71	26.48	45,664	0.75	0.75	7.00
Y	7.35	0.57	1.32	1.89	(0.55)	–	(0.55)	8.69	26.69	15,036	0.65	0.65	7.22

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Commenced operations on September 30, 2011.
(F)	Not annualized.
(G)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	55%
For the Year Ended October 31, 2012	121
For the Year Ended October 31, 2011	156
For the Year Ended October 31, 2010	158
For the Year Ended October 31, 2009	164

53

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Strategic Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Strategic Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

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The Hartford Strategic Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

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The Hartford Strategic Income Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

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Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The Hartford Strategic Income Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

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The Hartford Strategic Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$986.80	$4.76	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class B	$1,000.00	$984.10	$8.50	$1,000.00	$1,016.64	$8.64	1.70	184	365
Class C	$1,000.00	$984.00	$8.47	$1,000.00	$1,016.66	$8.61	1.69	184	365
Class I	$1,000.00	$988.20	$3.48	$1,000.00	$1,021.71	$3.54	0.69	184	365
Class R3	$1,000.00	$986.60	$6.26	$1,000.00	$1,018.90	$6.37	1.25	184	365
Class R4	$1,000.00	$987.90	$4.76	$1,000.00	$1,020.42	$4.84	0.95	184	365
Class R5	$1,000.00	$989.40	$3.26	$1,000.00	$1,021.93	$3.31	0.65	184	365
Class Y	$1,000.00	$988.60	$3.03	$1,000.00	$1,022.16	$3.08	0.60	184	365

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The Hartford Strategic Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Strategic Income Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 5-year period and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management as sub-adviser in 2012.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and

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The Hartford Strategic Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information

62

provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

63

The Hartford Strategic Income Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks. Sovereign debt investments are subject to credit risk and the risk of default.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

64

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-SI13 12/13 114001-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2010 FUND 2013 Annual Report

The Hartford Target Retirement 2010 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2010 Fund inception 09/30/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Target Retirement 2010 A#	7.61%	10.86%	4.68%
Target Retirement 2010 A##	1.70%	9.61%	3.95%
Target Retirement 2010 R3#	7.21%	10.66%	4.51%
Target Retirement 2010 R4#	7.69%	11.00%	4.80%
Target Retirement 2010 R5#	7.73%	11.09%	4.90%
Target Retirement 2010 Y#	7.74%	11.06%	4.91%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.99%
MSCI All Country World Index	23.95%	14.09%	6.27%

▲	Inception: 09/30/2005
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2010 Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Target Retirement 2010 Class A	1.00%	1.36%
Target Retirement 2010 Class R3	1.30%	1.70%
Target Retirement 2010 Class R4	1.00%	1.40%
Target Retirement 2010 Class R5	0.80%	1.10%
Target Retirement 2010 Class Y	0.80%	1.00%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2010 Fund returned 7.61%, before sales charge, for the twelve-month period ended October 31, 2013, versus the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Capital Index, which returned -1.08% and 23.95%, respectively, for the same period. The Fund underperformed the average return for the Lipper Mixed-Asset Target 2010 Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 8.97%.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income risk assets experienced mixed performance during that period with major global government bond yields increasing over the period. Japanese yields were a notable exception as they continued to fall due to the Bank of Japan’s unprecedented monetary easing measures, which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected resulted in increased volatility in financial markets in May and June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data. Peripheral European spreads (especially in Ireland, Spain, and Italy) continued to tighten through the period.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Most spread sectors posted positive absolute returns and outpaced duration-equivalent government bonds, driven by signs of economic recovery across major economies, especially the Eurozone, China, Australia and the U.K.

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7th and funded the government through January 15th, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. In Japan, stocks soared amid the aforementioned aggressive spending program by the Bank of Japan. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

There are two main drivers of benchmark-relative Fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among various asset classes represented within stocks and bonds. Performance of the underlying funds measures the

3

The Hartford Target Retirement 2010 Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation decisions detracted from benchmark relative performance. An allocation to inflation sensitive assets such as commodities, natural resources equities, and TIPS detracted the most as these asset classes underperformed the broader market during the period. Exposure to equities contributed to relative performance, specifically allocations to large-cap and mid-cap U.S. equities and both U.S. and non-U.S. small cap equities were additive.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative results from the Capital Appreciation, International Opportunities, Emerging Markets Research Equity, and International Small Company Funds more than offset weak benchmark-relative performance in the Alternative Strategies, Global Real Asset, and World Bond Funds.

What is the outlook?

During the period, we modestly decreased our allocation to TIPS and increased our allocation to alternatives. Although macro fundamentals are generally healthy, we believe short term risks are elevated given recent economic uncertainty. Despite the short term uncertainty, we believe that expectations for growth are too low for developed markets, which we believe has the potential to be a positive for developed equity markets such as Europe and Japan. We believe bouts of volatility may surface again given the macro concerns surrounding the repercussions of years of unprecedented accommodative central bank policy, but we remain constructive on the Fund’s positioning. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments
as of October 31, 2013
Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	13.0%
The Hartford Capital Appreciation Fund, Class Y	5.3
The Hartford Dividend and Growth Fund, Class Y	10.2
The Hartford Emerging Markets Research Fund, Class Y	3.9
The Hartford Global Real Asset Fund, Class Y	8.8
The Hartford Inflation Plus Fund, Class Y	13.2
The Hartford International Opportunities Fund, Class Y	9.0
The Hartford International Small Company Fund, Class Y	3.1
The Hartford MidCap Value Fund, Class Y	1.8
The Hartford Short Duration Fund, Class Y	1.0
The Hartford Small Company Fund, Class Y	1.7
The Hartford Strategic Income Fund, Class Y	3.9
The Hartford Total Return Bond Fund, Class Y	10.0
The Hartford World Bond Fund, Class Y	15.0
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2010 Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
Alternative Strategy Funds - 21.8%
553	The Hartford Alternative Strategies Fund, Class Y		$5,548
361	The Hartford Global Real Asset Fund, Class Y		3,729
			9,277
	Total alternative strategy funds
	(cost $9,378)		$9,277

Domestic Equity Funds - 19.0%
46	The Hartford Capital Appreciation Fund, Class Y		$2,281
170	The Hartford Dividend and Growth Fund, Class Y		4,357
43	The Hartford MidCap Value Fund, Class Y		751
27	The Hartford Small Company Fund, Class Y		736
			8,125
	Total domestic equity funds
	(cost $6,027)		$8,125

International/Global Equity Funds - 16.0%
181	The Hartford Emerging Markets Research Fund, Class Y		$1,659
211	The Hartford International Opportunities Fund, Class Y		3,828
75	The Hartford International Small Company Fund, Class Y		1,329
			6,816
	Total international/global equity funds
	(cost $5,401)		$6,816

Taxable Fixed Income Funds - 43.1%
493	The Hartford Inflation Plus Fund, Class Y		$5,645
43	The Hartford Short Duration Fund, Class Y		427
181	The Hartford Strategic Income Fund, Class Y		1,662
401	The Hartford Total Return Bond Fund, Class Y		4,264
602	The Hartford World Bond Fund, Class Y		6,408
			18,406
	Total taxable fixed income funds
	(cost $18,983)		$18,406

	Total investments in affiliated investment companies
	(cost $39,789)		$42,624

	Total long-term investments
	(cost $39,789)		$42,624

	Total investments
	(cost $39,789) ▲	99.9%	$42,624
	Other assets and liabilities	0.1%	39
	Total net assets	100.0%	$42,663

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $39,846 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,674
Unrealized Depreciation	(896)
Net Unrealized Appreciation	$2,778

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2010 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$42,624	$42,624	$–	$–
Total	$42,624	$42,624	$–	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2010 Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $39,789)	$42,624
Receivables:
Fund shares sold	19
Dividends and interest	12
Other assets	45
Total assets	42,700
Liabilities:
Payables:
Investment securities purchased	19
Investment management fees	1
Administrative fees	1
Distribution fees	3
Accrued expenses	13
Total liabilities	37
Net assets	$42,663
Summary of Net Assets:
Capital stock and paid-in-capital	$37,871
Undistributed net investment income	—
Accumulated net realized gain	1,957
Unrealized appreciation of investments	2,835
Net assets	$42,663

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.50/$11.11
Shares outstanding	613
Net assets	$6,433
Class R3: Net asset value per share	$10.41
Shares outstanding	1,198
Net assets	$12,472
Class R4: Net asset value per share	$10.50
Shares outstanding	2,065
Net assets	$21,677
Class R5: Net asset value per share	$10.52
Shares outstanding	188
Net assets	$1,977
Class Y: Net asset value per share	$10.50
Shares outstanding	10
Net assets	$104

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2010 Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$776
Total investment income	776

Expenses:
Investment management fees	70
Administrative services fees
Class R3	30
Class R4	34
Class R5	2
Transfer agent fees
Class A	8
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	17
Class R3	74
Class R4	57
Custodian fees	—
Accounting services fees	6
Registration and filing fees	54
Board of Directors' fees	2
Audit fees	10
Other expenses	11
Total expenses (before waivers)	376
Expense waivers	(205)
Total waivers	(205)
Total expenses, net	171
Net Investment Income	605
Net Realized Gain on Investments:
Capital gain distributions received from underlying affiliated funds	913
Net realized gain on investments in underlying affiliated funds	2,060
Net Realized Gain on Investments	2,973
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in underlying affiliated funds	(157)
Net Changes in Unrealized Depreciation of Investments	(157)
Net Gain on Investments	2,816
Net Increase in Net Assets Resulting from Operations	$3,421

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2010 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$605	$584
Net realized gain on investments	2,973	2,490
Net unrealized appreciation (depreciation) of investments	(157)	1,072
Net Increase in Net Assets Resulting from Operations	3,421	4,146
Distributions to Shareholders:
From net investment income
Class A	(271)	(197)
Class R3	(545)	(262)
Class R4	(841)	(403)
Class R5	(87)	(61)
Class Y	(6)	(4)
Total from net investment income	(1,750)	(927)
From net realized gain on investments
Class A	(273)	—
Class R3	(553)	—
Class R4	(765)	—
Class R5	(77)	—
Class Y	(6)	—
Total from net realized gain on investments	(1,674)	—
Total distributions	(3,424)	(927)
Capital Share Transactions:
Class A	(1,995)	(534)
Class R3	(5,689)	4,671
Class R4	(2,108)	5,028
Class R5	(382)	(353)
Class Y	(68)	4
Net increase (decrease) from capital share transactions	(10,242)	8,816
Net Increase (Decrease) in Net Assets	(10,245)	12,035
Net Assets:
Beginning of period	52,908	40,873
End of period	$42,663	$52,908
Undistributed (distribution in excess of) net investment income	$—	$353

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2010 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds (“Underlying Funds”) and may invest in unaffiliated money market funds, certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair

10

value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

11

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$1,750	$927
Long-Term Capital Gains ‡	1,674	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$531
Undistributed Long-Term Capital Gain	1,483
Unrealized Appreciation *	2,778
Total Accumulated Earnings	$4,792

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$792
Accumulated Net Realized Gain (Loss)	(792)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1, 2013 through October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.00%	1.30%	1.00%	0.80%	0.80%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.00%	1.15%	0.85%	0.80%	0.80%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $15 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

6.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	1%
Class R5	6
Class Y	100

7.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$9,758
Sales Proceeds Excluding U.S. Government Obligations	21,905

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	118	54	(368)	(196)	199	21	(270)	(50)
Amount	$1,198	$543	$(3,736)	$(1,995)	$1,970	$196	$(2,700)	$(534)
Class R3
Shares	219	111	(890)	(560)	1,236	28	(792)	472
Amount	$2,204	$1,098	$(8,991)	$(5,689)	$12,398	$262	$(7,989)	$4,671
Class R4
Shares	315	161	(678)	(202)	1,015	42	(543)	514
Amount	$3,203	$1,606	$(6,917)	$(2,108)	$10,126	$403	$(5,501)	$5,028
Class R5
Shares	45	16	(97)	(36)	45	5	(85)	(35)
Amount	$450	$164	$(996)	$(382)	$449	$61	$(863)	$(353)
Class Y
Shares	10	1	(18)	(7)	—	1	—	1
Amount	$101	$12	$(181)	$(68)	$—	$4	$—	$4
Total
Shares	707	343	(2,051)	(1,001)	2,495	97	(1,690)	902
Amount	$7,156	$3,423	$(20,821)	$(10,242)	$24,943	$926	$(17,053)	$8,816

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

16

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur by the end of June 2014.

17

The Hartford Target Retirement 2010 Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2013
A	$10.44	$0.15	$0.60	$0.75	$(0.35)	$(0.34)	$(0.69)	$10.50	7.61%	$6,433	0.69%	0.32%	1.45%
R3	10.38	0.11	0.59	0.70	(0.33)	(0.34)	(0.67)	10.41	7.21	12,472	1.03	0.57	1.13
R4	10.45	0.13	0.63	0.76	(0.37)	(0.34)	(0.71)	10.50	7.69	21,677	0.73	0.27	1.32
R5	10.47	0.16	0.60	0.76	(0.37)	(0.34)	(0.71)	10.52	7.73	1,977	0.43	0.12	1.52
Y	10.45	0.19	0.57	0.76	(0.37)	(0.34)	(0.71)	10.50	7.74	104	0.32	0.12	1.90

For the Year Ended October 31, 2012
A	$9.81	$0.13	$0.71	$0.84	$(0.21)	$–	$(0.21)	$10.44	8.81%	$8,445	0.70%	0.34%	1.30%
R3	9.75	0.10	0.74	0.84	(0.21)	–	(0.21)	10.38	8.75	18,241	1.04	0.49	1.00
R4	9.82	0.13	0.73	0.86	(0.23)	–	(0.23)	10.45	8.98	23,700	0.74	0.19	1.33
R5	9.83	0.15	0.73	0.88	(0.24)	–	(0.24)	10.47	9.13	2,348	0.44	0.14	1.51
Y	9.82	0.15	0.71	0.86	(0.23)	–	(0.23)	10.45	9.02	174	0.34	0.14	1.46

For the Year Ended October 31, 2011
A	$9.59	$0.19	$0.20	$0.39	$(0.17)	$–	$(0.17)	$9.81	4.09%	$8,424	0.74%	0.33%	1.96%
R3	9.55	0.17	0.20	0.37	(0.17)	–	(0.17)	9.75	3.93	12,539	1.08	0.48	1.71
R4	9.60	0.19	0.22	0.41	(0.19)	–	(0.19)	9.82	4.26	17,209	0.77	0.18	1.96
R5	9.61	0.21	0.20	0.41	(0.19)	–	(0.19)	9.83	4.30	2,541	0.48	0.13	2.11
Y	9.60	0.21	0.20	0.41	(0.19)	–	(0.19)	9.82	4.31	160	0.37	0.13	2.15

For the Year Ended October 31, 2010
A	$8.50	$0.17	$1.09	$1.26	$(0.17)	$–	$(0.17)	$9.59	15.02%	$9,738	0.79%	0.27%	1.86%
R3	8.48	0.14	1.10	1.24	(0.17)	–	(0.17)	9.55	14.87	7,168	1.14	0.42	1.66
R4	8.51	0.18	1.09	1.27	(0.18)	–	(0.18)	9.60	15.16	10,173	0.85	0.12	2.02
R5	8.51	0.19	1.10	1.29	(0.19)	–	(0.19)	9.61	15.33	2,361	0.55	0.07	2.09
Y	8.50	0.19	1.10	1.29	(0.19)	–	(0.19)	9.60	15.34	153	0.45	0.07	2.07

For the Year Ended October 31, 2009
A(E)	$7.24	$0.22	$1.15	$1.37	$(0.11)	$–	$(0.11)	$8.50	19.29%	$9,342	0.95%	0.24%	3.00%
R3	7.23	0.18	1.18	1.36	(0.11)	–	(0.11)	8.48	19.24	1,578	1.25	0.39	2.37
R4	7.23	0.22	1.17	1.39	(0.11)	–	(0.11)	8.51	19.58	9,020	1.03	0.09	3.00
R5	7.24	0.22	1.16	1.38	(0.11)	–	(0.11)	8.51	19.48	2,051	0.73	0.04	2.99
Y	7.23	0.23	1.15	1.38	(0.11)	–	(0.11)	8.50	19.56	133	0.65	0.04	3.12

See Portfolio Turnover information on the next page.

18

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Classes B and C were merged into Class A on July 24, 2009.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	21%
For the Year Ended October 31, 2012	91
For the Year Ended October 31, 2011	51
For the Year Ended October 31, 2010	49
For the Year Ended October 31, 2009	31

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2010 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2010 Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

20

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

22

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2010 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2010 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,016.50	$1.57	$1,000.00	$1,023.65	$1.57	0.31%	184	365
Class R3	$1,000.00	$1,014.60	$3.13	$1,000.00	$1,022.10	$3.14	0.62	184	365
Class R4	$1,000.00	$1,016.50	$1.61	$1,000.00	$1,023.61	$1.61	0.32	184	365
Class R5	$1,000.00	$1,017.40	$0.55	$1,000.00	$1,024.66	$0.55	0.11	184	365
Class Y	$1,000.00	$1,017.40	$0.51	$1,000.00	$1,024.70	$0.51	0.10	184	365

25

The Hartford Target Retirement 2010 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2010 Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

26

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. In considering the performance record of the Fund, the Board noted that the Fund had transitioned to Wellington Management as sub-adviser in 2012. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

27

The Hartford Target Retirement 2010 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund has an automatically renewable contractual expense cap, which resulted in reimbursement of certain Fund expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

28

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

The Hartford Target Retirement 2010 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

30

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-TR1013 12/13 114002-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2015 FUND 2013 Annual Report

The Hartford Target Retirement 2015 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2015 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class R5. Growth results in classes other than Class R5 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Target Retirement 2015 R3	9.40%	11.05%	11.05%
Target Retirement 2015 R4	9.74%	11.38%	11.38%
Target Retirement 2015 R5	9.85%	11.46%	11.46%
Target Retirement 2015 Y	9.85%	11.46%	11.46%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	6.09%
MSCI All Country World Index	23.95%	14.09%	14.09%

▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares which had different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2015 Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Target Retirement 2015 Class R3	1.30%	1.67%
Target Retirement 2015 Class R4	1.00%	1.37%
Target Retirement 2015 Class R5	0.80%	1.07%
Target Retirement 2015 Class Y	0.80%	0.97%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R5 shares of The Hartford Target Retirement 2015 Fund returned 9.85% for the twelve-month period ended October 31, 2013, versus the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index, which returned -1.08% and 23.95%, respectively,for the same period. The Fund underperformed the average return for the Lipper Mixed-Asset Target 2015 Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 10.52%.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income risk assets experienced mixed performance during that period with major global government bond yields increasing over the period. Japanese yields were a notable exception as they continued to fall due to the Bank of Japan’s unprecedented monetary easing measures, which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected resulted in increased volatility in financial markets in May and June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data. Peripheral European spreads (especially in Ireland, Spain, and Italy) continued to tighten through the period.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Most spread sectors posted positive absolute returns and outpaced duration-equivalent government bonds, driven by signs of economic recovery across major economies, especially the Eurozone, China, Australia, and the U.K.

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7th and funded the government through January 15th, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. In Japan, stocks soared amid the aforementioned aggressive spending program by the Bank of Japan. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among various asset classes represented within stocks and bonds. Performance of the underlying funds measures the results of the underlying funds versus their respective

3

The Hartford Target Retirement 2015 Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation decisions detracted from benchmark relative performance. An allocation to inflation sensitive assets such as commodities, natural resources equities, and TIPS detracted as these asset classes underperformed the broader market during the period. Exposure to equities contributed to relative performance, specifically allocations to large-cap and mid-cap U.S. equities and both U.S. and non-U.S. small cap equities were additive.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative results from the Capital Appreciation, International Opportunities, International Small Company, and Emerging Markets Research Equity Funds more than offset weak benchmark-relative performance in the Alternative Strategies, Global Real Asset, World Bond, and Dividend & Growth Funds.

What is the outlook?

During the period, we decreased our allocation to TIPS and increased our allocation to alternatives. Although macro fundamentals are generally healthy, we believe short term risks are elevated given recent economic uncertainty. Despite the short term uncertainty, we believe that expectations for growth are too low for developed markets, which we believe has the potential to be a positive for developed equity markets such as Europe and Japan. We believe bouts of volatility may surface again given the macro concerns surrounding the repercussions of years of unprecedented accommodative central bank policy, but we remain constructive on the Fund’s positioning. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments
as of October 31, 2013
Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	13.0%
The Hartford Capital Appreciation Fund, Class Y	6.5
The Hartford Dividend and Growth Fund, Class Y	12.3
The Hartford Emerging Markets Research Fund, Class Y	4.7
The Hartford Global Real Asset Fund, Class Y	7.6
The Hartford Inflation Plus Fund, Class Y	11.2
The Hartford International Opportunities Fund, Class Y	10.9
The Hartford International Small Company Fund, Class Y	3.8
The Hartford MidCap Value Fund, Class Y	2.1
The Hartford Small Company Fund, Class Y	2.1
The Hartford Strategic Income Fund, Class Y	4.7
The Hartford Total Return Bond Fund, Class Y	8.4
The Hartford World Bond Fund, Class Y	12.6
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2015 Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
Alternative Strategy Funds - 20.6%
684	The Hartford Alternative Strategies Fund, Class Y		$6,870
388	The Hartford Global Real Asset Fund, Class Y		4,013
			10,883
	Total alternative strategy funds
	(cost $10,937)		$10,883

Domestic Equity Funds - 23.0%
68	The Hartford Capital Appreciation Fund, Class Y		$3,412
253	The Hartford Dividend and Growth Fund, Class Y		6,490
65	The Hartford MidCap Value Fund, Class Y		1,118
40	The Hartford Small Company Fund, Class Y		1,103
			12,123
	Total domestic equity funds
	(cost $9,106)		$12,123

International/Global Equity Funds - 19.4%
273	The Hartford Emerging Markets Research Fund, Class Y		$2,499
316	The Hartford International Opportunities Fund, Class Y		5,739
113	The Hartford International Small Company Fund, Class Y		1,995
			10,233
	Total international/global equity funds
	(cost $8,182)		$10,233

Taxable Fixed Income Funds - 36.9%
513	The Hartford Inflation Plus Fund, Class Y		$5,882
270	The Hartford Strategic Income Fund, Class Y		2,485
416	The Hartford Total Return Bond Fund, Class Y		4,423
624	The Hartford World Bond Fund, Class Y		6,635
			19,425
	Total taxable fixed income funds
	(cost $19,976)		$19,425

	Total investments in affiliated investment companies
	(cost $48,201)		$52,664

	Total long-term investments
	(cost $48,201)		$52,664

	Total investments
	(cost $48,201) ▲	99.9%	$52,664
	Other assets and liabilities	0.1%	33
	Total net assets	100.0%	$52,697

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $48,294 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,216
Unrealized Depreciation	(846)
Net Unrealized Appreciation	$4,370

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2015 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$52,664	$52,664	$–	$–
Total	$52,664	$52,664	$–	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2015 Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $48,201)	$52,664
Receivables:
Investment securities sold	132
Fund shares sold	8
Dividends and interest	11
Other assets	41
Total assets	52,856
Liabilities:
Payables:
Investment securities purchased	8
Fund shares redeemed	132
Investment management fees	1
Administrative fees	2
Distribution fees	4
Accrued expenses	12
Total liabilities	159
Net assets	$52,697
Summary of Net Assets:
Capital stock and paid-in-capital	$45,860
Undistributed net investment income	—
Accumulated net realized gain	2,374
Unrealized appreciation of investments	4,463
Net assets	$52,697

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$14.50
Shares outstanding	2,002
Net assets	$29,034
Class R4: Net asset value per share	$14.59
Shares outstanding	1,584
Net assets	$23,116
Class R5: Net asset value per share	$14.62
Shares outstanding	30
Net assets	$442
Class Y: Net asset value per share	$14.62
Shares outstanding	7
Net assets	$105

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2015 Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$874
Total investment income	874

Expenses:
Investment management fees	81
Administrative services fees
Class R3	64
Class R4	33
Class R5	1
Transfer agent fees
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	159
Class R4	54
Custodian fees	—
Accounting services fees	7
Registration and filing fees	47
Board of Directors' fees	2
Audit fees	11
Other expenses	11
Total expenses (before waivers)	470
Expense waivers	(234)
Total waivers	(234)
Total expenses, net	236
Net Investment Income	638
Net Realized Gain on Investments:
Capital gain distributions received from underlying affiliated funds	945
Net realized gain on investments in underlying affiliated funds	2,332
Net Realized Gain on Investments	3,277
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	939
Net Changes in Unrealized Appreciation of Investments	939
Net Gain on Investments	4,216
Net Increase in Net Assets Resulting from Operations	$4,854

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2015 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$638	$526
Net realized gain on investments	3,277	1,244
Net unrealized appreciation of investments	939	2,349
Net Increase in Net Assets Resulting from Operations	4,854	4,119

Distributions to Shareholders:
From net investment income
Class R3	(1,037)	(479)
Class R4	(718)	(235)
Class R5	(16)	(37)
Total from net investment income	(1,771)	(751)
From net realized gain on investments
Class R3	(683)	(710)
Class R4	(450)	(290)
Class R5	(37)	(46)
Total from net realized gain on investments	(1,170)	(1,046)
Total distributions	(2,941)	(1,797)

Capital Share Transactions:
Class R3	(5,929)	5,540
Class R4	316	10,291
Class R5	(1,342)	(50)
Class Y	100	—
Net increase (decrease) from capital share transactions	(6,855)	15,781
Net Increase (Decrease) in Net Assets	(4,942)	18,103

Net Assets:
Beginning of period	57,639	39,536
End of period	$52,697	$57,639
Undistributed (distribution in excess of) net investment income	$—	$302

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2015 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds (“Underlying Funds”) and may invest in unaffiliated money market funds, certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

11

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$1,771	$760
Long-Term Capital Gains ‡	1,170	1,037

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$462
Undistributed Long-Term Capital Gain	2,005
Unrealized Appreciation *	4,370
Total Accumulated Earnings	$6,837

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$831
Accumulated Net Realized Gain (Loss)	(831)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of

14

certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1, 2013 through October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class R3	Class R4	Class R5	Class Y
1.30%	1.00%	0.80%	0.80%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.15%	0.85%	0.80%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

6.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	1%
Class R5	40
Class Y	100

7.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$14,233
Sales Proceeds Excluding U.S. Government Obligations	22,424

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class R3
Shares	244	127	(790)	(419)	843	94	(523)	414
Amount	$3,399	$1,717	$(11,045)	$(5,929)	$11,385	$1,189	$(7,034)	$5,540
Class R4
Shares	496	86	(563)	19	1,006	41	(285)	762
Amount	$7,046	$1,168	$(7,898)	$316	$13,598	$525	$(3,832)	$10,291
Class R5
Shares	8	4	(109)	(97)	37	7	(46)	(2)
Amount	$112	$53	$(1,507)	$(1,342)	$507	$83	$(640)	$(50)
Class Y
Shares	7	—	—	7	—	—	—	—
Amount	$100	$—	$—	$100	$—	$—	$—	$—
Total
Shares	755	217	(1,462)	(490)	1,886	142	(854)	1,174
Amount	$10,657	$2,938	$(20,450)	$(6,855)	$25,490	$1,797	$(11,506)	$15,781

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

16

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur by the end of June 2014.

17

The Hartford Target Retirement 2015 Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2013
R3	$13.98	$0.15	$1.10	$1.25	$(0.44)	$(0.29)	$(0.73)	$14.50	9.40%		$29,034	0.99%		0.56%		1.06%
R4	14.06	0.18	1.12	1.30	(0.48)	(0.29)	(0.77)	14.59	9.74		23,116	0.69		0.26		1.31
R5	14.08	0.38	0.94	1.32	(0.49)	(0.29)	(0.78)	14.62	9.85		442	0.40		0.11		2.74
Y(E)	13.87	0.04	0.71	0.75	–	–	–	14.62	5.41	(F)	105	0.31	(G)	0.11	(G)	0.40 (G)

For the Year Ended October 31, 2012 (H)
R3	$13.43	$0.14	$1.00	$1.14	$(0.23)	$(0.36)	$(0.59)	$13.98	9.00%		$33,848	0.99%		0.47%		1.01%
R4	13.50	0.15	1.04	1.19	(0.27)	(0.36)	(0.63)	14.06	9.32		22,006	0.69		0.17		1.17
R5	13.51	0.19	1.01	1.20	(0.27)	(0.36)	(0.63)	14.08	9.44		1,785	0.39		0.12		1.41

For the Year Ended October 31, 2011
R3	$13.29	$0.21	$0.31	$0.52	$(0.16)	$(0.22)	$(0.38)	$13.43	3.95%		$26,952	1.04%		0.47%		1.58%
R4	13.34	0.26	0.30	0.56	(0.18)	(0.22)	(0.40)	13.50	4.24		10,835	0.74		0.17		1.89
R5	13.35	0.27	0.29	0.56	(0.18)	(0.22)	(0.40)	13.51	4.26		1,749	0.44		0.12		1.99

For the Year Ended October 31, 2010 (H)
R3	$11.69	$0.14	$1.62	$1.76	$(0.16)	$–	$(0.16)	$13.29	15.16%		$14,282	1.28%		0.40%		1.42%
R4	11.72	0.16	1.64	1.80	(0.18)	–	(0.18)	13.34	15.50		7,787	1.01		0.10		1.76
R5	11.72	0.24	1.57	1.81	(0.18)	–	(0.18)	13.35	15.63		1,499	0.76		0.05		1.87

From October 31, 2008 (commencement of operations) through October 31, 2009 (H)
R3	$10.00	$0.21	$1.59	$1.80	$(0.11)	$–	$(0.11)	$11.69	18.33%		$2,003	2.24%		0.37%		2.27%
R4	10.00	0.23	1.61	1.84	(0.12)	–	(0.12)	11.72	18.70		1,883	1.92		0.07		2.61
R5	10.00	0.26	1.58	1.84	(0.12)	–	(0.12)	11.72	18.71		1,459	1.65		0.02		2.67

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Commenced operations on February 28, 2013.
(F)	Not annualized.
(G)	Annualized.
(H)	Net investment income (loss) per share amounts have been calculated using the SEC method.

See Portfolio Turnover Information on the next page.

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Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	26%
For the Year Ended October 31, 2012	90
For the Year Ended October 31, 2011	52
For the Year Ended October 31, 2010	37
From October 31, 2008 (commencement of operations) through October 31, 2009	15

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2015 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2015 Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

20

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

22

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2015 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2015 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,024.70	$3.11	$1,000.00	$1,022.13	$3.11	0.61%	184	365
Class R4	$1,000.00	$1,026.00	$1.58	$1,000.00	$1,023.64	$1.58	0.31	184	365
Class R5	$1,000.00	$1,027.40	$0.56	$1,000.00	$1,024.65	$0.56	0.11	184	365
Class Y	$1,000.00	$1,027.40	$0.56	$1,000.00	$1,024.65	$0.56	0.11	184	365

25

The Hartford Target Retirement 2015 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2015 Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

26

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. In considering the performance record of the Fund, the Board noted that the Fund had transitioned to Wellington Management as sub-adviser in 2012. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

27

The Hartford Target Retirement 2015 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund has an automatically renewable contractual expense cap, which resulted in reimbursement of certain Fund expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

28

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

The Hartford Target Retirement 2015 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

30

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-TR1513 12/13 114003-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2020 FUND 2013 Annual Report

The Hartford Target Retirement 2020 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2020 Fund inception 09/30/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Target Retirement 2020 A#	11.95%	11.93%	4.98%
Target Retirement 2020 A##	5.79%	10.67%	4.25%
Target Retirement 2020 R3#	11.70%	11.77%	4.81%
Target Retirement 2020 R4#	12.03%	12.08%	5.08%
Target Retirement 2020 R5#	12.25%	12.17%	5.20%
Target Retirement 2020 Y#	12.16%	12.17%	5.23%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.99%
MSCI All Country World Index	23.95%	14.09%	6.27%

▲	Inception: 09/30/2005
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2020 Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Target Retirement 2020 Class A	1.05%	1.30%
Target Retirement 2020 Class R3	1.35%	1.63%
Target Retirement 2020 Class R4	1.05%	1.33%
Target Retirement 2020 Class R5	0.85%	1.03%
Target Retirement 2020 Class Y	0.85%	0.93%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2020 Fund returned 11.95%, before sales charge, for the twelve-month period ended October 31, 2013, versus the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index, which returned -1.08% and 23.95%, respectively, for the same period. The Fund outperformed the average return for the Lipper Mixed-Asset Target 2020 Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 10.90%.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income risk assets experienced mixed performance during that period with major global government bond yields increasing over the period. Japanese yields were a notable exception as they continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected resulted in increased volatility in financial markets in May and June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data. Peripheral European spreads (especially in Ireland, Spain, and Italy) continued to tighten through the period.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Most spread sectors posted positive absolute returns and outpaced duration-equivalent government bonds, driven by signs of economic recovery across major economies, especially the Eurozone, China, Australia, and the U.K.

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7th and funded the government through January 15th, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. In Japan, stocks soared amid the aforementioned aggressive spending program by the Bank of Japan. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

There are two main drivers of benchmark-relative Fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among various asset classes represented within stocks and bonds. Performance of the underlying funds measures the

3

The Hartford Target Retirement 2020 Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation decisions detracted from benchmark relative performance. An allocation to inflation sensitive assets such as commodities, natural resources equities, and TIPS detracted as these asset classes underperformed the broader market during the period. Exposure to equities contributed to relative performance, specifically allocations to large-cap and mid-cap U.S. equities and both U.S. and non-U.S. small cap equities were additive.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative results from the Capital Appreciation, International Opportunities, and International Small Company Funds more than offset weak benchmark-relative performance in the Alternative Strategies, Global Real Asset, and Dividend & Growth Funds.

What is the outlook?

During the period, we decreased our allocation to TIPS and increased our allocation to alternatives. Although macro fundamentals are generally healthy, we believe short term risks are elevated given recent economic uncertainty. Despite the short term uncertainty, we believe that expectations for growth are too low for developed markets, which we believe has the potential to be a positive for developed equity markets such as Europe and Japan. We believe bouts of volatility may surface again given the macro concerns surrounding the repercussions of years of unprecedented accommodative central bank policy, but we remain constructive on the Fund’s positioning. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments
as of October 31, 2013
Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	13.0%
The Hartford Capital Appreciation Fund, Class Y	7.7
The Hartford Dividend and Growth Fund, Class Y	14.7
The Hartford Emerging Markets Research Fund, Class Y	5.7
The Hartford Global Real Asset Fund, Class Y	6.2
The Hartford Inflation Plus Fund, Class Y	8.6
The Hartford International Opportunities Fund, Class Y	12.9
The Hartford International Small Company Fund, Class Y	4.5
The Hartford MidCap Value Fund, Class Y	2.6
The Hartford Small Company Fund, Class Y	2.5
The Hartford Strategic Income Fund, Class Y	5.6
The Hartford Total Return Bond Fund, Class Y	6.4
The Hartford World Bond Fund, Class Y	9.6
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Target Retirement 2020 Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.0%
Alternative Strategy Funds - 19.2%
2,135	The Hartford Alternative Strategies Fund, Class Y		$21,433
993	The Hartford Global Real Asset Fund, Class Y		10,269
			31,702
	Total alternative strategy funds
	(cost $31,622)		$31,702

Domestic Equity Funds - 27.5%
254	The Hartford Capital Appreciation Fund, Class Y		$12,723
949	The Hartford Dividend and Growth Fund, Class Y		24,360
245	The Hartford MidCap Value Fund, Class Y		4,245
148	The Hartford Small Company Fund, Class Y		4,076
			45,404
	Total domestic equity funds
	(cost $33,371)		$45,404

International/Global Equity Funds - 23.1%
1,020	The Hartford Emerging Markets Research Fund, Class Y		$9,334
1,177	The Hartford International Opportunities Fund, Class Y		21,349
418	The Hartford International Small Company Fund, Class Y		7,415
			38,098
	Total international/global equity funds
	(cost $29,983)		$38,098

Taxable Fixed Income Funds - 30.2%
1,234	The Hartford Inflation Plus Fund, Class Y		$14,144
1,009	The Hartford Strategic Income Fund, Class Y		9,282
994	The Hartford Total Return Bond Fund, Class Y		10,571
1,493	The Hartford World Bond Fund, Class Y		15,881
			49,878
	Total taxable fixed income funds
	(cost $51,154)		$49,878

	Total investments in affiliated investment companies
	(cost $146,130)		$165,082

	Total long-term investments
	(cost $146,130)		$165,082

	Total investments
	(cost $146,130) ▲	100.0%	$165,082
	Other assets and liabilities	—%	16
	Total net assets	100.0%	$165,098

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $146,425 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,627
Unrealized Depreciation	(1,970)
Net Unrealized Appreciation	$18,657

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2020 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$165,082	$165,082	$–	$–
Total	$165,082	$165,082	$–	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2020 Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $146,130)	$165,082
Receivables:
Investment securities sold	6
Fund shares sold	82
Dividends and interest	26
Other assets	67
Total assets	165,263
Liabilities:
Payables:
Investment securities purchased	50
Fund shares redeemed	66
Investment management fees	5
Administrative fees	5
Distribution fees	10
Accrued expenses	29
Total liabilities	165
Net assets	$165,098
Summary of Net Assets:
Capital stock and paid-in-capital	$139,177
Undistributed net investment income	—
Accumulated net realized gain	6,969
Unrealized appreciation of investments	18,952
Net assets	$165,098

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.82/$12.51
Shares outstanding	1,916
Net assets	$22,657
Class R3: Net asset value per share	$11.72
Shares outstanding	5,212
Net assets	$61,093
Class R4: Net asset value per share	$11.81
Shares outstanding	6,173
Net assets	$72,923
Class R5: Net asset value per share	$11.85
Shares outstanding	701
Net assets	$8,306
Class Y: Net asset value per share	$11.84
Shares outstanding	10
Net assets	$119

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2020 Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$2,742
Total investment income	2,742

Expenses:
Investment management fees	248
Administrative services fees
Class R3	121
Class R4	108
Class R5	11
Transfer agent fees
Class A	28
Class R3	2
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	55
Class R3	301
Class R4	180
Custodian fees	—
Accounting services fees	20
Registration and filing fees	55
Board of Directors' fees	5
Audit fees	12
Other expenses	21
Total expenses (before waivers)	1,167
Expense waivers	(507)
Total waivers	(507)
Total expenses, net	660
Net Investment Income	2,082
Net Realized Gain on Investments:
Capital gain distributions received from underlying affiliated funds	2,689
Net realized gain on investments in underlying affiliated funds	7,235
Net Realized Gain on Investments	9,924
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	6,833
Net Changes in Unrealized Appreciation of Investments	6,833
Net Gain on Investments	16,757
Net Increase in Net Assets Resulting from Operations	$18,839

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2020 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$2,082	$1,602
Net realized gain on investments	9,924	7,121
Net unrealized appreciation of investments	6,833	5,076
Net Increase in Net Assets Resulting from Operations	18,839	13,799
Distributions to Shareholders:
From net investment income
Class A	(723)	(370)
Class R3	(1,818)	(739)
Class R4	(2,323)	(859)
Class R5	(462)	(244)
Class Y	(4)	(2)
Total from net investment income	(5,330)	(2,214)
From net realized gain on investments
Class A	(598)	—
Class R3	(1,495)	—
Class R4	(1,793)	—
Class R5	(347)	—
Class Y	(3)	—
Total from net realized gain on investments	(4,236)	—
Total distributions	(9,566)	(2,214)
Capital Share Transactions:
Class A	(2,273)	(874)
Class R3	(4,002)	12,651
Class R4	(2,123)	19,050
Class R5	(6,339)	(345)
Class Y	(7)	2
Net increase (decrease) from capital share transactions	(14,744)	30,484
Net Increase (Decrease) in Net Assets	(5,471)	42,069
Net Assets:
Beginning of period	170,569	128,500
End of period	$165,098	$170,569
Undistributed (distribution in excess of) net investment income	$—	$838

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2020 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds (“Underlying Funds”) and may invest in unaffiliated money market funds, certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair

10

value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

11

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$5,327	$2,214
Long-Term Capital Gains ‡	4,239	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,568
Undistributed Long-Term Capital Gain	5,696
Unrealized Appreciation *	18,657
Total Accumulated Earnings	$25,921

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$2,410
Accumulated Net Realized Gain (Loss)	(2,410)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1,

14

2013 through October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.35%	1.05%	0.85%	0.85%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $43 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

6.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class Y	100%

7.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases for U.S. Government Obligations	$41,837
Sales Proceeds for U.S. Government Obligations	61,280

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	403	122	(728)	(203)	341	36	(454)	(77)
Amount	$4,518	$1,316	$(8,107)	$(2,273)	$3,632	$368	$(4,874)	$(874)
Class R3
Shares	1,011	309	(1,671)	(351)	2,067	73	(945)	1,195
Amount	$11,292	$3,313	$(18,607)	$(4,002)	$22,017	$739	$(10,105)	$12,651
Class R4
Shares	1,240	381	(1,791)	(170)	2,996	85	(1,279)	1,802
Amount	$13,854	$4,116	$(20,093)	$(2,123)	$32,019	$859	$(13,828)	$19,050
Class R5
Shares	170	75	(801)	(556)	282	24	(338)	(32)
Amount	$1,902	$809	$(9,050)	$(6,339)	$3,027	$244	$(3,616)	$(345)
Class Y
Shares	—	—	(1)	(1)	—	1	—	1
Amount	$—	$7	$(14)	$(7)	$—	$2	$—	$2
Total
Shares	2,824	887	(4,992)	(1,281)	5,686	219	(3,016)	2,889
Amount	$31,566	$9,561	$(55,871)	$(14,744)	$60,695	$2,212	$(32,423)	$30,484

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

16

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur by the end of June 2014.

17

The Hartford Target Retirement 2020 Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2013
A	$11.18	$0.16	$1.11	$1.27	$(0.35)	$(0.28)	$(0.63)	$11.82	11.95%	$22,657	0.60%	0.34%	1.38%
R3	11.10	0.11	1.12	1.23	(0.33)	(0.28)	(0.61)	11.72	11.70	61,093	0.92	0.59	1.03
R4	11.18	0.15	1.12	1.27	(0.36)	(0.28)	(0.64)	11.81	12.03	72,923	0.62	0.29	1.34
R5	11.20	0.20	1.10	1.30	(0.37)	(0.28)	(0.65)	11.85	12.25	8,306	0.32	0.14	1.81
Y	11.20	0.17	1.12	1.29	(0.37)	(0.28)	(0.65)	11.84	12.16	119	0.22	0.14	1.54

For the Year Ended October 31, 2012 (E)
A	$10.38	$0.12	$0.85	$0.97	$(0.17)	$–	$(0.17)	$11.18	9.50%	$23,686	0.60%	0.35%	1.11%
R3	10.31	0.10	0.85	0.95	(0.16)	–	(0.16)	11.10	9.39	61,748	0.93	0.50	0.86
R4	10.38	0.13	0.86	0.99	(0.19)	–	(0.19)	11.18	9.70	70,933	0.63	0.20	1.14
R5	10.40	0.14	0.85	0.99	(0.19)	–	(0.19)	11.20	9.73	14,083	0.33	0.15	1.29
Y	10.40	0.14	0.85	0.99	(0.19)	–	(0.19)	11.20	9.72	119	0.23	0.15	1.30

For the Year Ended October 31, 2011
A	$10.12	$0.16	$0.24	$0.40	$(0.14)	$–	$(0.14)	$10.38	3.91%	$22,785	0.63%	0.35%	1.50%
R3	10.07	0.13	0.25	0.38	(0.14)	–	(0.14)	10.31	3.75	45,045	0.95	0.50	1.26
R4	10.12	0.17	0.24	0.41	(0.15)	–	(0.15)	10.38	4.07	47,150	0.64	0.20	1.58
R5	10.14	0.18	0.24	0.42	(0.16)	–	(0.16)	10.40	4.09	13,411	0.34	0.15	1.67
Y	10.13	0.18	0.25	0.43	(0.16)	–	(0.16)	10.40	4.22	109	0.24	0.15	1.69

For the Year Ended October 31, 2010
A	$8.89	$0.14	$1.23	$1.37	$(0.14)	$–	$(0.14)	$10.12	15.54%	$23,735	0.65%	0.29%	1.54%
R3	8.87	0.11	1.23	1.34	(0.14)	–	(0.14)	10.07	15.30	23,842	0.98	0.44	1.30
R4	8.89	0.16	1.22	1.38	(0.15)	–	(0.15)	10.12	15.68	29,544	0.68	0.14	1.67
R5	8.90	0.17	1.22	1.39	(0.15)	–	(0.15)	10.14	15.82	11,725	0.38	0.09	1.76
Y	8.90	0.14	1.25	1.39	(0.16)	–	(0.16)	10.13	15.72	105	0.27	0.07	1.55

For the Year Ended October 31, 2009 (E)
A(F)	$7.56	$0.19	$1.25	$1.44	$(0.11)	$–	$(0.11)	$8.89	19.38%	$18,297	0.75%	0.25%	2.52%
R3	7.55	0.17	1.25	1.42	(0.10)	–	(0.10)	8.87	19.19	1,151	1.19	0.40	1.57
R4	7.55	0.19	1.26	1.45	(0.11)	–	(0.11)	8.89	19.53	17,503	0.81	0.10	2.48
R5	7.56	0.20	1.25	1.45	(0.11)	–	(0.11)	8.90	19.59	9,213	0.51	0.05	2.63
Y	7.56	0.21	1.24	1.45	(0.11)	–	(0.11)	8.90	19.63	10	0.42	0.05	2.69

See Portfolio Turnover information on the next page.

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(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(F)	Classes B and C were merged into Class A on July 24, 2009.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	25%
For the Year Ended October 31, 2012	86
For the Year Ended October 31, 2011	38
For the Year Ended October 31, 2010	28
For the Year Ended October 31, 2009	20

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2020 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2020 Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

20

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

22

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2020 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2020 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,037.80	$1.69	$1,000.00	$1,023.54	$1.68	0.33%	184	365
Class R3	$1,000.00	$1,036.30	$3.27	$1,000.00	$1,022.00	$3.25	0.64	184	365
Class R4	$1,000.00	$1,036.90	$1.73	$1,000.00	$1,023.51	$1.72	0.34	184	365
Class R5	$1,000.00	$1,038.60	$0.63	$1,000.00	$1,024.58	$0.63	0.12	184	365
Class Y	$1,000.00	$1,038.60	$0.67	$1,000.00	$1,024.55	$0.66	0.13	184	365

25

The Hartford Target Retirement 2020 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2020 Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

26

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. In considering the performance record of the Fund, the Board noted that the Fund had transitioned to Wellington Management as sub-adviser in 2012. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

27

The Hartford Target Retirement 2020 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund has an automatically renewable contractual expense cap, which resulted in reimbursement of certain Fund expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative

28

Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

The Hartford Target Retirement 2020 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

30

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-TR2013 12/13 114004-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2025 FUND 2013 Annual Report

The Hartford Target Retirement 2025 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2025 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class R5. Growth results in classes other than Class R5 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Target Retirement 2025 R3	14.17%	11.94%	11.94%
Target Retirement 2025 R4	14.48%	12.27%	12.27%
Target Retirement 2025 R5	14.66%	12.34%	12.34%
Target Retirement 2025 Y	14.73%	12.36%	12.36%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	6.09%
MSCI All Country World Index	23.95%	14.09%	14.09%

▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares which had different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

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The Hartford Target Retirement 2025 Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Target Retirement 2025 Class R3	1.35%	1.68%
Target Retirement 2025 Class R4	1.05%	1.38%
Target Retirement 2025 Class R5	0.85%	1.08%
Target Retirement 2025 Class Y	0.85%	0.98%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R5 shares of The Hartford Target Retirement 2025 Fund returned 14.66% for the twelve-month period ended October 31, 2013, versus the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index, which returned -1.08% and 23.95%, respectively, for the same period. The Fund underperformed the average return for the Lipper Mixed-Asset Target 2025 Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 15.53%.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income risk assets experienced mixed performance during that period with major global government bond yields increasing over the period. Japanese yields were a notable exception as they continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected resulted in increased volatility in financial markets in May and June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data. Peripheral European spreads (especially in Ireland, Spain, and Italy) continued to tighten through the period.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Most spread sectors posted positive absolute returns and outpaced duration-equivalent government bonds, driven by signs of economic recovery across major economies, especially the Eurozone, China, Australia, and the U.K.

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7th and funded the government through January 15th, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. In Japan, stocks soared amid the aforementioned aggressive spending program by the Bank of Japan. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

There are two main drivers of benchmark-relative Fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among various asset classes represented within stocks and bonds. Performance of the underlying funds measures the results of the underlying funds versus their respective

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The Hartford Target Retirement 2025 Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation decisions contributed slightly to benchmark relative performance. Positive results from broad exposure to global equities were offset by negative results from an allocation to inflation sensitive assets such as commodities, natural resources equities, and TIPS, which underperformed the broader market during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative results from the Capital Appreciation, International Opportunities, and International Small Company Funds more than offset weak benchmark-relative performance from the Alternative Strategies, Dividend & Growth, and Global Real Asset Funds.

What is the outlook?

During the period, we decreased our allocation to TIPS and increased our allocation to alternatives. Although macro fundamentals are generally healthy, we believe short term risks are elevated given recent economic uncertainty. Despite the short term uncertainty, we believe that expectations for growth are too low for developed markets, which we believe has the potential to be a positive for developed equity markets such as Europe and Japan. We believe bouts of volatility may surface again given the macro concerns surrounding the repercussions of years of unprecedented accommodative central bank policy, but we remain constructive on the Fund’s positioning. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of October 31, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	12.9%
The Hartford Capital Appreciation Fund, Class Y	8.9
The Hartford Dividend and Growth Fund, Class Y	17.1
The Hartford Emerging Markets Research Fund, Class Y	6.5
The Hartford Global Real Asset Fund, Class Y	4.8
The Hartford Inflation Plus Fund, Class Y	6.0
The Hartford International Opportunities Fund, Class Y	14.9
The Hartford International Small Company Fund, Class Y	5.2
The Hartford MidCap Value Fund, Class Y	2.9
The Hartford Small Company Fund, Class Y	2.9
The Hartford Strategic Income Fund, Class Y	6.5
The Hartford Total Return Bond Fund, Class Y	4.4
The Hartford World Bond Fund, Class Y	6.6
Other Assets and Liabilities	0.4
Total	100.0%

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The Hartford Target Retirement 2025 Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.6%
Alternative Strategy Funds - 17.7%
1,083	The Hartford Alternative Strategies Fund, Class Y		$10,876
389	The Hartford Global Real Asset Fund, Class Y		4,018
			14,894
	Total alternative strategy funds
	(cost $15,222)		$14,894

Domestic Equity Funds - 31.8%
149	The Hartford Capital Appreciation Fund, Class Y		$7,438
560	The Hartford Dividend and Growth Fund, Class Y		14,378
141	The Hartford MidCap Value Fund, Class Y		2,445
88	The Hartford Small Company Fund, Class Y		2,420
			26,681
	Total domestic equity funds
	(cost $19,785)		$26,681

International/Global Equity Funds - 26.6%
600	The Hartford Emerging Markets Research Fund, Class Y		$5,493
691	The Hartford International Opportunities Fund, Class Y		12,543
245	The Hartford International Small Company Fund, Class Y		4,349
			22,385
	Total international/global equity funds
	(cost $17,707)		$22,385

Taxable Fixed Income Funds - 23.5%
436	The Hartford Inflation Plus Fund, Class Y		$5,000
593	The Hartford Strategic Income Fund, Class Y		5,459
347	The Hartford Total Return Bond Fund, Class Y		3,691
522	The Hartford World Bond Fund, Class Y		5,549
			19,699
	Total taxable fixed income funds
	(cost $20,193)		$19,699

	Total investments in affiliated investment companies
	(cost $72,907)		$83,659

	Total long-term investments (cost $72,907)		$83,659

	Total investments
	(cost $72,907) ▲	99.6%	$83,659
	Other assets and liabilities	0.4%	317
	Total net assets	100.0%	$83,976

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $72,990 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,696
Unrealized Depreciation	(1,027)
Net Unrealized Appreciation	$10,669

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2025 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$83,659	$83,659	$–	$–
Total	$83,659	$83,659	$–	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2025 Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $72,907)	$83,659
Receivables:
Investment securities sold	4
Fund shares sold	308
Dividends and interest	9
Other assets	44
Total assets	84,024
Liabilities:
Payables:
Investment securities purchased	20
Fund shares redeemed	4
Investment management fees	2
Administrative fees	3
Distribution fees	6
Accrued expenses	13
Total liabilities	48
Net assets	$83,976
Summary of Net Assets:
Capital stock and paid-in-capital	$70,723
Undistributed net investment income	—
Accumulated net realized gain	2,501
Unrealized appreciation of investments	10,752
Net assets	$83,976

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$15.56
Shares outstanding	2,493
Net assets	$38,784
Class R4: Net asset value per share	$15.66
Shares outstanding	2,799
Net assets	$43,832
Class R5: Net asset value per share	$15.69
Shares outstanding	80
Net assets	$1,251
Class Y: Net asset value per share	$15.70
Shares outstanding	7
Net assets	$109

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2025 Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$1,279
Total investment income	1,279

Expenses:
Investment management fees	119
Administrative services fees
Class R3	75
Class R4	61
Class R5	1
Transfer agent fees
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	188
Class R4	102
Custodian fees	—
Accounting services fees	9
Registration and filing fees	47
Board of Directors' fees	3
Audit fees	11
Other expenses	14
Total expenses (before waivers)	631
Expense waivers	(295)
Total waivers	(295)
Total expenses, net	336
Net Investment Income	943
Net Realized Gain on Investments:
Capital gain distributions received from underlying affiliated funds	1,120
Net realized gain on investments in underlying affiliated funds	2,483
Net Realized Gain on Investments	3,603
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	5,990
Net Changes in Unrealized Appreciation of Investments	5,990
Net Gain on Investments	9,593
Net Increase in Net Assets Resulting from Operations	$10,536

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2025 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$943	$561
Net realized gain on investments	3,603	1,329
Net unrealized appreciation of investments	5,990	3,763
Net Increase in Net Assets Resulting from Operations	10,536	5,653
Distributions to Shareholders:
From net investment income
Class R3	(1,078)	(352)
Class R4	(1,091)	(335)
Class R5	(31)	(24)
Total from net investment income	(2,200)	(711)
From net realized gain on investments
Class R3	(635)	(654)
Class R4	(602)	(513)
Class R5	(28)	(37)
Total from net realized gain on investments	(1,265)	(1,204)
Total distributions	(3,465)	(1,915)
Capital Share Transactions:
Class R3	(2,548)	9,077
Class R4	5,348	11,117
Class R5	(484)	(23)
Class Y	100	—
Net increase from capital share transactions	2,416	20,171
Net Increase in Net Assets	9,487	23,909
Net Assets:
Beginning of period	74,489	50,580
End of period	$83,976	$74,489
Undistributed (distribution in excess of) net investment income	$—	$271

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2025 Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2025 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds (“Underlying Funds”) and may invest in unaffiliated money market funds, certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

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a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the

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The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

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c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$2,253	$1,006
Long-Term Capital Gains ‡	1,212	909

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$389
Undistributed Long-Term Capital Gain	2,195
Unrealized Appreciation *	10,669
Total Accumulated Earnings	$13,253

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$986
Accumulated Net Realized Gain (Loss)	(986)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

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The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1,

14

2013 through October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class R3	Class R4	Class R5	Class Y
1.35%	1.05%	0.85%	0.85%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

6.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class
Class R4	—	%*
Class R5	14
Class Y	100

* Percentage amount rounds to zero.

7.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$23,719
Sales Proceeds Excluding U.S. Government Obligations	22,970

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class R3
Shares	402	123	(699)	(174)	987	79	(398)	668
Amount	$5,888	$1,712	$(10,148)	$(2,548)	$13,520	$1,006	$(5,449)	$9,077
Class R4
Shares	885	121	(631)	375	1,149	66	(401)	814
Amount	$12,939	$1,693	$(9,284)	$5,348	$15,774	$848	$(5,505)	$11,117
Class R5
Shares	37	4	(75)	(34)	13	5	(19)	(1)
Amount	$525	$59	$(1,068)	$(484)	$181	$61	$(265)	$(23)
Class Y
Shares	7	—	—	7	—	—	—	—
Amount	$100	$—	$—	$100	$—	$—	$—	$—
Total
Shares	1,331	248	(1,405)	174	2,149	150	(818)	1,481
Amount	$19,452	$3,464	$(20,500)	$2,416	$29,475	$1,915	$(11,219)	$20,171

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

16

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur by the end of June 2014.

17

The Hartford Target Retirement 2025 Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2013
R3	$14.27	$0.16	$1.78	$1.94	$(0.41)	$(0.24)	$(0.65)	$15.56	14.17%		$38,784	0.96%		0.58%		1.09%
R4	14.36	0.19	1.80	1.99	(0.45)	(0.24)	(0.69)	15.66	14.48		43,832	0.66		0.29		1.26
R5	14.37	0.25	1.77	2.02	(0.46)	(0.24)	(0.70)	15.69	14.66		1,251	0.36		0.13		1.72
Y(E)	14.45	0.04	1.21	1.25	–	–	–	15.70	8.65	(F)	109	0.27	(G)	0.13	(G)	0.43	(G)

For the Year Ended October 31, 2012 (H)
R3	$13.55	$0.11	$1.10	$1.21	$(0.17)	$(0.32)	$(0.49)	$14.27	9.35%		$38,052	0.97%		0.49%		0.76%
R4	13.62	0.15	1.11	1.26	(0.20)	(0.32)	(0.52)	14.36	9.73		34,794	0.67		0.19		1.03
R5	13.64	0.16	1.09	1.25	(0.20)	(0.32)	(0.52)	14.37	9.68		1,643	0.37		0.14		1.18

For the Year Ended October 31, 2011
R3	$13.27	$0.15	$0.37	$0.52	$(0.12)	$(0.12)	$(0.24)	$13.55	3.92%		$27,080	1.02%		0.50%		1.09%
R4	13.32	0.18	0.38	0.56	(0.14)	(0.12)	(0.26)	13.62	4.19		21,926	0.72		0.20		1.34
R5	13.33	0.20	0.37	0.57	(0.14)	(0.12)	(0.26)	13.64	4.29		1,574	0.42		0.15		1.47

For the Year Ended October 31, 2010 (H)
R3	$11.60	$0.09	$1.68	$1.77	$(0.10)	$–	$(0.10)	$13.27	15.36%		$14,148	1.30%		0.43%		0.95%
R4	11.63	0.12	1.69	1.81	(0.12)	–	(0.12)	13.32	15.69		9,714	1.01		0.13		1.28
R5	11.64	0.16	1.66	1.82	(0.13)	–	(0.13)	13.33	15.71		1,912	0.76		0.08		1.35

From October 31, 2008 (commencement of operations) through October 31, 2009 (H)
R3	$10.00	$0.16	$1.56	$1.72	$(0.12)	$–	$(0.12)	$11.60	17.44%		$2,046	2.25%		0.42%		1.73%
R4	10.00	0.18	1.57	1.75	(0.12)	–	(0.12)	11.63	17.81		2,060	1.94		0.12		1.99
R5	10.00	0.20	1.56	1.76	(0.12)	–	(0.12)	11.64	17.92		1,381	1.71		0.07		2.09

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Commenced operations on February 28, 2013.
(F)	Not annualized.
(G)	Annualized.
(H)	Net investment income (loss) per share amounts have been calculated using the SEC method.

See Portfolio Turnover information on the next page.

18

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	29%
For the Year Ended October 31, 2012	87
For the Year Ended October 31, 2011	46
For the Year Ended October 31, 2010	26
From October 31, 2008 (commencement of operations) through October 31, 2009	12

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2025 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2025 Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

20

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

22

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2025 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2025 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,048.50	$3.25	$1,000.00	$1,022.03	$3.21	0.63%	184	365
Class R4	$1,000.00	$1,050.30	$1.71	$1,000.00	$1,023.54	$1.68	0.33	184	365
Class R5	$1,000.00	$1,050.90	$0.67	$1,000.00	$1,024.55	$0.66	0.13	184	365
Class Y	$1,000.00	$1,050.90	$0.67	$1,000.00	$1,024.55	$0.66	0.13	184	365

25

The Hartford Target Retirement 2025 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2025 Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

26

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. In considering the performance record of the Fund, the Board noted that the Fund had transitioned to Wellington Management as sub-adviser in 2012. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

27

The Hartford Target Retirement 2025 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund has an automatically renewable contractual expense cap, which resulted in reimbursement of certain Fund expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

28

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

The Hartford Target Retirement 2025 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

30

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-TR2513 12/13 114005-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2030 FUND 2013 Annual Report

The Hartford Target Retirement 2030 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2030 Fund inception 09/30/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Target Retirement 2030 A#	16.82%	12.79%	5.21%
Target Retirement 2030 A##	10.40%	11.52%	4.47%
Target Retirement 2030 R3#	16.58%	12.59%	5.03%
Target Retirement 2030 R4#	17.04%	12.95%	5.32%
Target Retirement 2030 R5#	17.15%	13.01%	5.41%
Target Retirement 2030 Y#	17.11%	13.01%	5.46%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.99%
MSCI All Country World Index	23.95%	14.09%	6.27%

▲	Inception: 09/30/2005
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2030 Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Target Retirement 2030 Class A	1.05%	1.39%
Target Retirement 2030 Class R3	1.35%	1.66%
Target Retirement 2030 Class R4	1.05%	1.36%
Target Retirement 2030 Class R5	0.85%	1.06%
Target Retirement 2030 Class Y	0.85%	0.96%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2030 Fund returned 16.82%, before sales charge, for the twelve-month period ended October 31, 2013, versus the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index, which returned -1.08% and 23.95%, respectively, for the same period. The Fund modestly outperformed the average return for the Lipper Mixed-Asset Target 2030 Funds category, a group of funds with investment strategies similar to those of the Fund, which was 16.43%.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income risk assets experienced mixed performance during that period with major global government bond yields increasing over the period. Japanese yields were a notable exception as they continued to fall due to the Bank of Japan’s unprecedented monetary easing measures, which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected resulted in increased volatility in financial markets in May and June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data. Peripheral European spreads (especially in Ireland, Spain, and Italy) continued to tighten through the period.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Most spread sectors posted positive absolute returns and outpaced duration-equivalent government bonds, driven by signs of economic recovery across major economies, especially the Eurozone, China, Australia, and the U.K.

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7th and funded the government through January 15th, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. In Japan, stocks soared amid the aforementioned aggressive spending program by the Bank of Japan. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

There are two main drivers of benchmark-relative Fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among various asset classes represented within stocks and bonds. Performance of the underlying funds measures the results of the underlying funds versus their respective

3

The Hartford Target Retirement 2030 Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation decisions contributed to benchmark relative performance. Exposure to both U.S. and non-U.S. equities was additive while exposure to inflation sensitive assets, such as commodities, natural resources equities, and TIPS, as well as exposure to global government bonds detracted. During the period, the Fund was positioned with an overweight to alternatives and an underweight to TIPS relative to its strategic target. The Fund’s positioning contributed to relative results as TIPS underperformed the alternatives during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative results from the Capital Appreciation, International Opportunities, and International Small Company Funds more than offset weak benchmark-relative performance in the Alternative Strategies, Dividend and Growth, and Small Company Funds.

What is the outlook?

During the period, we decreased our allocation to TIPS and increased our allocation to alternatives. Although macro fundamentals are generally healthy, we believe short term risks are elevated given recent economic uncertainty. Despite the short term uncertainty, we believe that expectations for growth are too low for developed markets, which we believe has the potential to be a positive for developed equity markets such as Europe and Japan. We believe bouts of volatility may surface again given the macro concerns surrounding the repercussions of years of unprecedented accommodative central bank policy, but we remain constructive on the Fund’s positioning. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of October 31, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	13.0%
The Hartford Capital Appreciation Fund, Class Y	10.1
The Hartford Dividend and Growth Fund, Class Y	19.5
The Hartford Emerging Markets Research Fund, Class Y	7.4
The Hartford Global Real Asset Fund, Class Y	3.4
The Hartford Inflation Plus Fund, Class Y	3.4
The Hartford International Opportunities Fund, Class Y	17.1
The Hartford International Small Company Fund, Class Y	6.0
The Hartford MidCap Value Fund, Class Y	3.3
The Hartford Small Company Fund, Class Y	3.3
The Hartford Strategic Income Fund, Class Y	7.4
The Hartford Total Return Bond Fund, Class Y	2.4
The Hartford World Bond Fund, Class Y	3.6
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2030 Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
Alternative Strategy Funds - 16.4%
2,530	The Hartford Alternative Strategies Fund, Class Y		$25,399
646	The Hartford Global Real Asset Fund, Class Y		6,675
			32,074
	Total alternative strategy funds
	(cost $32,174)		$32,074

Domestic Equity Funds - 36.2%
394	The Hartford Capital Appreciation Fund, Class Y		$19,710
1,482	The Hartford Dividend and Growth Fund, Class Y		38,033
376	The Hartford MidCap Value Fund, Class Y		6,513
235	The Hartford Small Company Fund, Class Y		6,448
			70,704
	Total domestic equity funds
	(cost $51,769)		$70,704

International/Global Equity Funds - 30.5%
1,577	The Hartford Emerging Markets Research Fund, Class Y		$14,426
1,840	The Hartford International Opportunities Fund, Class Y		33,381
654	The Hartford International Small Company Fund, Class Y		11,601
			59,408
	Total international/global equity funds
	(cost $46,433)		$59,408

Taxable Fixed Income Funds - 16.8%
572	The Hartford Inflation Plus Fund, Class Y		$6,559
1,571	The Hartford Strategic Income Fund, Class Y		14,450
440	The Hartford Total Return Bond Fund, Class Y		4,675
659	The Hartford World Bond Fund, Class Y		7,012
			32,696
	Total taxable fixed income funds
	(cost $33,374)		$32,696

	Total investments in affiliated investment companies
	(cost $163,750)		$194,882

	Total long-term investments (cost $163,750)		$194,882

	Total investments
	(cost $163,750) ▲	99.9%	$194,882
	Other assets and liabilities	0.1%	107
	Total net assets	100.0%	$194,989

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $163,958 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$32,130
Unrealized Depreciation	(1,206)
Net Unrealized Appreciation	$30,924

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2030 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$194,882	$194,882	$–	$–
Total	$194,882	$194,882	$–	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2030 Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $163,750)	$194,882
Receivables:
Investment securities sold	13
Fund shares sold	182
Dividends and interest	12
Other assets	57
Total assets	195,146
Liabilities:
Payables:
Investment securities purchased	100
Fund shares redeemed	13
Investment management fees	6
Administrative fees	5
Distribution fees	12
Accrued expenses	21
Total liabilities	157
Net assets	$194,989
Summary of Net Assets:
Capital stock and paid-in-capital	$156,805
Undistributed net investment income	—
Accumulated net realized gain	7,052
Unrealized appreciation of investments	31,132
Net assets	$194,989

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.10/$11.75
Shares outstanding	2,598
Net assets	$28,838
Class R3: Net asset value per share	$10.94
Shares outstanding	6,270
Net assets	$68,613
Class R4: Net asset value per share	$11.08
Shares outstanding	7,905
Net assets	$87,568
Class R5: Net asset value per share	$11.12
Shares outstanding	884
Net assets	$9,827
Class Y: Net asset value per share	$11.14
Shares outstanding	13
Net assets	$143

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2030 Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$3,056
Total investment income	3,056

Expenses:
Investment management fees	278
Administrative services fees
Class R3	132
Class R4	124
Class R5	10
Transfer agent fees
Class A	46
Class R3	2
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	65
Class R3	330
Class R4	207
Custodian fees	—
Accounting services fees	22
Registration and filing fees	58
Board of Directors' fees	5
Audit fees	12
Other expenses	23
Total expenses (before waivers)	1,314
Expense waivers	(634)
Total waivers	(634)
Total expenses, net	680
Net Investment Income	2,376
Net Realized Gain on Investments:
Capital gain distributions received from underlying affiliated funds	2,529
Net realized gain on investments in underlying affiliated funds	7,330
Net Realized Gain on Investments	9,859
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	16,609
Net Changes in Unrealized Appreciation of Investments	16,609
Net Gain on Investments	26,468
Net Increase in Net Assets Resulting from Operations	$28,844

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2030 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$2,376	$1,466
Net realized gain on investments	9,859	7,040
Net unrealized appreciation of investments	16,609	6,968
Net Increase in Net Assets Resulting from Operations	28,844	15,474
Distributions to Shareholders:
From net investment income
Class A	(717)	(288)
Class R3	(1,827)	(595)
Class R4	(2,358)	(816)
Class R5	(343)	(154)
Class Y	(5)	(2)
Total from net investment income	(5,250)	(1,855)
From net realized gain on investments
Class A	(728)	—
Class R3	(1,954)	—
Class R4	(2,290)	—
Class R5	(331)	—
Class Y	(5)	—
Total from net realized gain on investments	(5,308)	—
Total distributions	(10,558)	(1,855)
Capital Share Transactions:
Class A	1,963	310
Class R3	(2,449)	12,325
Class R4	3,242	15,616
Class R5	(2,373)	61
Class Y	(32)	2
Net increase from capital share transactions	351	28,314
Net Increase in Net Assets	18,637	41,933
Net Assets:
Beginning of period	176,352	134,419
End of period	$194,989	$176,352
Undistributed (distribution in excess of) net investment income	$—	$616

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2030 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds (“Underlying Funds”) and may invest in unaffiliated money market funds, certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair

10

value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

11

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$5,250	$1,855
Long-Term Capital Gains ‡	5,308	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$767
Undistributed Long-Term Capital Gain	6,493
Unrealized Appreciation *	30,924
Total Accumulated Earnings	$38,184

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$2,258
Accumulated Net Realized Gain (Loss)	(2,258)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1, 2013 through October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.35%	1.05%	0.85%	0.85%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $98 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

6.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class Y	100%

7.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$46,574
Sales Proceeds Excluding U.S. Government Obligations	51,908

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	594	147	(547)	194	548	31	(535)	44
Amount	$6,119	$1,436	$(5,592)	$1,963	$5,254	$286	$(5,230)	$310
Class R3
Shares	1,108	393	(1,721)	(220)	2,293	66	(1,052)	1,307
Amount	$11,318	$3,781	$(17,548)	$(2,449)	$21,887	$595	$(10,157)	$12,325
Class R4
Shares	1,509	479	(1,638)	350	2,506	90	(939)	1,657
Amount	$15,471	$4,648	$(16,877)	$3,242	$23,926	$816	$(9,126)	$15,616
Class R5
Shares	221	70	(515)	(224)	246	16	(253)	9
Amount	$2,261	$674	$(5,308)	$(2,373)	$2,366	$154	$(2,459)	$61
Class Y
Shares	—	1	(4)	(3)	—	—	—	—
Amount	$—	$10	$(42)	$(32)	$—	$2	$—	$2
Total
Shares	3,432	1,090	(4,425)	97	5,593	203	(2,779)	3,017
Amount	$35,169	$10,549	$(45,367)	$351	$53,433	$1,853	$(26,972)	$28,314

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

16

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur by the end of June 2014.

17

The Hartford Target Retirement 2030 Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)	Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2013
A	$10.09	$0.14	$1.46	$1.60	$(0.29)	$(0.30)	$(0.59)	$11.10	16.82%	$28,838	0.64%	0.31%	1.33%
R3	9.96	0.11	1.45	1.56	(0.28)	(0.30)	(0.58)	10.94	16.58	68,613	0.92	0.56	1.11
R4	10.07	0.14	1.48	1.62	(0.31)	(0.30)	(0.61)	11.08	17.04	87,568	0.62	0.26	1.36
R5	10.10	0.17	1.46	1.63	(0.31)	(0.30)	(0.61)	11.12	17.15	9,827	0.32	0.11	1.67
Y	10.12	0.18	1.45	1.63	(0.31)	(0.30)	(0.61)	11.14	17.11	143	0.22	0.11	1.74

For the Year Ended October 31, 2012
A	$9.28	$0.09	$0.84	$0.93	$(0.12)	$–	$(0.12)	$10.09	10.15%	$24,249	0.66%	0.32%	0.94%
R3	9.17	0.07	0.83	0.90	(0.11)	–	(0.11)	9.96	9.97	64,641	0.93	0.47	0.73
R4	9.27	0.10	0.83	0.93	(0.13)	–	(0.13)	10.07	10.24	76,109	0.63	0.17	1.04
R5	9.29	0.11	0.84	0.95	(0.14)	–	(0.14)	10.10	10.38	11,192	0.33	0.12	1.15
Y	9.31	0.11	0.84	0.95	(0.14)	–	(0.14)	10.12	10.34	161	0.23	0.12	1.15

For the Year Ended October 31, 2011
A	$9.01	$0.10	$0.25	$0.35	$(0.08)	$–	$(0.08)	$9.28	3.91%	$21,889	0.71%	0.33%	1.03%
R3	8.92	0.08	0.26	0.34	(0.09)	–	(0.09)	9.17	3.75	47,518	0.95	0.48	0.84
R4	9.00	0.11	0.26	0.37	(0.10)	–	(0.10)	9.27	4.06	54,660	0.64	0.18	1.16
R5	9.02	0.12	0.25	0.37	(0.10)	–	(0.10)	9.29	4.09	10,206	0.34	0.13	1.23
Y	9.04	0.12	0.25	0.37	(0.10)	–	(0.10)	9.31	4.08	146	0.24	0.13	1.24

For the Year Ended October 31, 2010
A	$7.84	$0.09	$1.16	$1.25	$(0.08)	$–	$(0.08)	$9.01	16.03%	$20,891	0.73%	0.27%	1.09%
R3	7.77	0.08	1.15	1.23	(0.08)	–	(0.08)	8.92	15.88	20,350	0.99	0.42	0.97
R4	7.83	0.10	1.16	1.26	(0.09)	–	(0.09)	9.00	16.21	36,119	0.68	0.12	1.24
R5	7.84	0.11	1.16	1.27	(0.09)	–	(0.09)	9.02	16.35	8,668	0.39	0.07	1.30
Y	7.86	0.12	1.15	1.27	(0.09)	–	(0.09)	9.04	16.31	140	0.28	0.07	1.39

For the Year Ended October 31, 2009
A(E)	$6.80	$0.12	$1.04	$1.16	$(0.12)	$–	$(0.12)	$7.84	17.45%	$17,090	0.81%	0.24%	1.80%
R3	6.77	0.10	1.04	1.14	(0.14)	–	(0.14)	7.77	17.37	3,209	1.15	0.39	1.42
R4	6.78	0.12	1.05	1.17	(0.12)	–	(0.12)	7.83	17.66	19,940	0.82	0.09	1.79
R5	6.80	0.13	1.04	1.17	(0.13)	–	(0.13)	7.84	17.68	6,082	0.52	0.04	1.90
Y	6.82	0.14	1.04	1.18	(0.14)	–	(0.14)	7.86	17.83	29	0.43	0.04	2.08

See Portfolio Turnover information on the next page.

18

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds.

(E) Classes B and C were merged into Class A on July 24, 2009.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	25%
For the Year Ended October 31, 2012	83
For the Year Ended October 31, 2011	34
For the Year Ended October 31, 2010	23
For the Year Ended October 31, 2009	16

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2030 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2030 Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

20

The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

21

The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

22

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2030 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2030 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,061.20	$1.61	$1,000.00	$1,023.64	$1.58	0.31%	184	365
Class R3	$1,000.00	$1,059.10	$3.17	$1,000.00	$1,022.13	$3.11	0.61	184	365
Class R4	$1,000.00	$1,061.30	$1.61	$1,000.00	$1,023.64	$1.58	0.31	184	365
Class R5	$1,000.00	$1,063.10	$0.57	$1,000.00	$1,024.65	$0.56	0.11	184	365
Class Y	$1,000.00	$1,062.00	$0.57	$1,000.00	$1,024.65	$0.56	0.11	184	365

25

The Hartford Target Retirement 2030 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2030 Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

26

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. In considering the performance record of the Fund, the Board noted that the Fund had transitioned to Wellington Management as sub-adviser in 2012. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

27

The Hartford Target Retirement 2030 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund has an automatically renewable contractual expense cap, which resulted in reimbursement of certain Fund expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative

28

Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

The Hartford Target Retirement 2030 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

30

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-TR3013 12/13 114006-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2035 FUND 2013 Annual Report

The Hartford Target Retirement 2035 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2035 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class R5. Growth results in classes other than Class R5 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Target Retirement 2035 R3	19.05%	13.54%	13.54%
Target Retirement 2035 R4	19.39%	13.88%	13.88%
Target Retirement 2035 R5	19.58%	13.96%	13.96%
Target Retirement 2035 Y	19.51%	13.94%	13.94%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	6.09%
MSCI All Country World Index	23.95%	14.09%	14.09%

▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares which had different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2035 Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Target Retirement 2035 Class R3	1.35%	1.75%
Target Retirement 2035 Class R4	1.05%	1.45%
Target Retirement 2035 Class R5	0.85%	1.17%
Target Retirement 2035 Class Y	0.85%	1.07%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R5 shares of The Hartford Target Retirement 2035 Fund returned 19.58% for the twelve-month period ended October 31, 2013, versus the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index, which returned -1.08% and 23.95%, respectively, for the same period. The Fund modestly underperformed the average return for the Lipper Mixed-Asset Target 2035 Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 19.78%.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income risk assets experienced mixed performance during that period with major global government bond yields increasing over the period. Japanese yields were a notable exception as they continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected resulted in increased volatility in financial markets in May and June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data. Peripheral European spreads (especially in Ireland, Spain, and Italy) continued to tighten through the period.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Most spread sectors posted positive absolute returns and outpaced duration-equivalent government bonds, driven by signs of economic recovery across major economies, especially the Eurozone, China, Australia, and the U.K.

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7th and funded the government through January 15th, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. In Japan, stocks soared amid the aforementioned aggressive spending program by the Bank of Japan. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among various asset classes represented within stocks and

3

The Hartford Target Retirement 2035 Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

bonds. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation decisions contributed to benchmark relative performance. Exposure to both U.S. and non-U.S. equities was additive while exposure to emerging market equities and global government bonds detracted. During the period, the Fund was positioned with an overweight to alternatives and an underweight to TIPS relative to its strategic target. The Fund’s positioning contributed to relative results as TIPS underperformed the alternatives during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative results from the Capital Appreciation, International Opportunities, and International Small Company Funds more than offset weak benchmark-relative performance in the Alternative Strategies, Dividend and Growth, and Small Company Funds.

What is the outlook?

During the period, we decreased our allocation to TIPS and increased our allocation to alternatives. Although macro fundamentals are generally healthy, we believe short term risks are elevated given recent economic uncertainty. Despite the short term uncertainty, we believe that expectations for growth are too low for developed markets, which we believe has the potential to be a positive for developed equity markets such as Europe and Japan. We believe bouts of volatility may surface again given the macro concerns surrounding the repercussions of years of unprecedented accommodative central bank policy, but we remain constructive on the Fund’s positioning. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of October 31, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	13.1%
The Hartford Capital Appreciation Fund, Class Y	11.3
The Hartford Dividend and Growth Fund, Class Y	21.9
The Hartford Emerging Markets Research Fund, Class Y	8.4
The Hartford Global Real Asset Fund, Class Y	2.0
The Hartford Inflation Plus Fund, Class Y	0.8
The Hartford International Opportunities Fund, Class Y	19.1
The Hartford International Small Company Fund, Class Y	6.6
The Hartford MidCap Value Fund, Class Y	3.7
The Hartford Small Company Fund, Class Y	3.7
The Hartford Strategic Income Fund, Class Y	8.4
The Hartford Total Return Bond Fund, Class Y	0.4
The Hartford World Bond Fund, Class Y	0.6
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Target Retirement 2035 Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.0%
Alternative Strategy Funds - 15.1%
842	The Hartford Alternative Strategies Fund, Class Y		$8,451
127	The Hartford Global Real Asset Fund, Class Y		1,314
			9,765
	Total alternative strategy funds
	(cost $9,946)		$9,765

Domestic Equity Funds - 40.6%
147	The Hartford Capital Appreciation Fund, Class Y		$7,336
553	The Hartford Dividend and Growth Fund, Class Y		14,186
140	The Hartford MidCap Value Fund, Class Y		2,421
87	The Hartford Small Company Fund, Class Y		2,394
			26,337
	Total domestic equity funds
	(cost $19,811)		$26,337

International/Global Equity Funds - 34.1%
593	The Hartford Emerging Markets Research Fund, Class Y		$5,423
684	The Hartford International Opportunities Fund, Class Y		12,405
242	The Hartford International Small Company Fund, Class Y		4,293
			22,121
	Total international/global equity funds
	(cost $17,583)		$22,121

Taxable Fixed Income Funds - 10.2%
44	The Hartford Inflation Plus Fund, Class Y		$500
590	The Hartford Strategic Income Fund, Class Y		5,424
24	The Hartford Total Return Bond Fund, Class Y		259
37	The Hartford World Bond Fund, Class Y		390
			6,573
	Total taxable fixed income funds
	(cost $6,677)		$6,573

	Total investments in affiliated investment companies
	(cost $54,017)		$64,796

	Total long-term investments (cost $54,017)		$64,796

	Total investments
	(cost $54,017) ▲	100.0%	$64,796
	Other assets and liabilities	—%	19
	Total net assets	100.0%	$64,815

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $54,054 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,087
Unrealized Depreciation	(345)
Net Unrealized Appreciation	$10,742

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2035 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$64,796	$64,796	$–	$–
Total	$64,796	$64,796	$–	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2035 Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $54,017)	$64,796
Receivables:
Investment securities sold	—
Fund shares sold	14
Dividends and interest	—
Other assets	41
Total assets	64,851
Liabilities:
Payables:
Investment securities purchased	14
Fund shares redeemed	—
Investment management fees	2
Administrative fees	2
Distribution fees	5
Accrued expenses	13
Total liabilities	36
Net assets	$64,815
Summary of Net Assets:
Capital stock and paid-in-capital	$52,175
Undistributed net investment income	—
Accumulated net realized gain	1,861
Unrealized appreciation of investments	10,779
Net assets	$64,815

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$16.55
Shares outstanding	2,208
Net assets	$36,542
Class R4: Net asset value per share	$16.66
Shares outstanding	1,648
Net assets	$27,460
Class R5: Net asset value per share	$16.69
Shares outstanding	42
Net assets	$701
Class Y: Net asset value per share	$16.68
Shares outstanding	7
Net assets	$112

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2035 Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$922
Total investment income	922

Expenses:
Investment management fees	86
Administrative services fees
Class R3	66
Class R4	36
Class R5	1
Transfer agent fees
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	166
Class R4	59
Custodian fees	—
Accounting services fees	7
Registration and filing fees	47
Board of Directors' fees	2
Audit fees	11
Other expenses	11
Total expenses (before waivers)	493
Expense waivers	(251)
Total waivers	(251)
Total expenses, net	242
Net Investment Income	680
Net Realized Gain on Investments:
Capital gain distributions received from underlying affiliated funds	672
Net realized gain on investments in underlying affiliated funds	1,877
Net Realized Gain on Investments	2,549
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	6,741
Net Changes in Unrealized Appreciation of Investments	6,741
Net Gain on Investments	9,290
Net Increase in Net Assets Resulting from Operations	$9,970

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2035 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$680	$324
Net realized gain on investments	2,549	661
Net unrealized appreciation of investments	6,741	3,364
Net Increase in Net Assets Resulting from Operations	9,970	4,349
Distributions to Shareholders:
From net investment income
Class R3	(846)	(221)
Class R4	(556)	(135)
Class R5	(18)	(14)
Total from net investment income	(1,420)	(370)
From net realized gain on investments
Class R3	(373)	(732)
Class R4	(243)	(340)
Class R5	(16)	(38)
Total from net realized gain on investments	(632)	(1,110)
Total distributions	(2,052)	(1,480)
Capital Share Transactions:
Class R3	1,089	9,229
Class R4	4,646	8,915
Class R5	(620)	103
Class Y	101	—
Net increase from capital share transactions	5,216	18,247
Net Increase in Net Assets	13,134	21,116
Net Assets:
Beginning of period	51,681	30,565
End of period	$64,815	$51,681
Undistributed (distribution in excess of) net investment income	$—	$137

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2035 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds (“Underlying Funds”) and may invest in unaffiliated money market funds, certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

10

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the

11

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$1,420	$600
Long-Term Capital Gains ‡	632	880

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$269
Undistributed Long-Term Capital Gain	1,629
Unrealized Appreciation *	10,742
Total Accumulated Earnings	$12,640

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$603
Accumulated Net Realized Gain (Loss)	(603)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1,

14

2013 through October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class R3	Class R4	Class R5	Class Y
1.35%	1.05%	0.85%	0.85%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

6.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	31%
Class Y	100

7.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$20,903
Sales Proceeds Excluding U.S. Government Obligations	16,376

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class R3
Shares	545	85	(560)	70	874	75	(270)	679
Amount	$8,238	$1,219	$(8,368)	$1,089	$12,025	$953	$(3,749)	$9,229
Class R4
Shares	629	56	(377)	308	843	37	(230)	650
Amount	$9,540	$799	$(5,693)	$4,646	$11,663	$475	$(3,223)	$8,915
Class R5
Shares	14	2	(59)	(43)	9	4	(5)	8
Amount	$205	$33	$(858)	$(620)	$117	$52	$(66)	$103
Class Y
Shares	7	—	—	7	—	—	—	—
Amount	$101	$—	$—	$101	$—	$—	$—	$—
Total
Shares	1,195	143	(996)	342	1,726	116	(505)	1,337
Amount	$18,084	$2,051	$(14,919)	$5,216	$23,805	$1,480	$(7,038)	$18,247

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

16

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur by the end of June 2014.

17

The Hartford Target Retirement 2035 Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2013
R3	$14.47	$0.17	$2.49	$2.66	$(0.40)	$(0.18)	$(0.58)	$16.55	19.05%		$36,542	0.99%		0.55%		1.10%
R4	14.56	0.19	2.53	2.72	(0.44)	(0.18)	(0.62)	16.66	19.39		27,460	0.69		0.25		1.27
R5	14.57	0.30	2.44	2.74	(0.44)	(0.18)	(0.62)	16.69	19.58		701	0.41		0.09		1.97
Y(E)	14.91	0.05	1.72	1.77	–	–	–	16.68	11.87	(F)	112	0.29	(G)	0.09	(G)	0.51	(G)

For the Year Ended October 31, 2012 (H)
R3	$13.70	$0.10	$1.30	$1.40	$(0.14)	$(0.49)	$(0.63)	$14.47	10.93%		$30,934	1.01%		0.46%		0.67%
R4	13.77	0.13	1.32	1.45	(0.17)	(0.49)	(0.66)	14.56	11.31		19,507	0.71		0.16		0.90
R5	13.78	0.14	1.32	1.46	(0.18)	(0.49)	(0.67)	14.57	11.34		1,240	0.43		0.11		1.11

For the Year Ended October 31, 2011
R3	$13.44	$0.11	$0.46	$0.57	$(0.10)	$(0.21)	$(0.31)	$13.70	4.29%		$19,991	1.10%		0.45%		0.82%
R4	13.49	0.15	0.46	0.61	(0.12)	(0.21)	(0.33)	13.77	4.55		9,508	0.80		0.15		1.09
R5	13.49	0.17	0.45	0.62	(0.12)	(0.21)	(0.33)	13.78	4.66		1,066	0.50		0.10		1.17

For the Year Ended October 31, 2010 (H)
R3	$11.63	$0.08	$1.82	$1.90	$(0.09)	$–	$(0.09)	$13.44	16.38%		$9,464	1.44%		0.39%		0.75%
R4	11.66	0.12	1.82	1.94	(0.11)	–	(0.11)	13.49	16.74		5,550	1.16		0.09		1.02
R5	11.66	0.14	1.81	1.95	(0.12)	–	(0.12)	13.49	16.78		1,403	0.89		0.04		1.12

From October 31, 2008 (commencement of operations) through October 31, 2009 (H)
R3	$10.00	$0.15	$1.59	$1.74	$(0.11)	$–	$(0.11)	$11.63	17.72%		$1,508	2.35%		0.37%		1.50%
R4	10.00	0.17	1.61	1.78	(0.12)	–	(0.12)	11.66	18.09		1,777	2.03		0.07		1.75
R5	10.00	0.18	1.60	1.78	(0.12)	–	(0.12)	11.66	18.10		1,198	1.77		0.02		1.84

See Portfolio Turnover information on the next page.

18

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Commenced operations on February 28, 2013.
(F)	Not annualized.
(G)	Annualized.
(H)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	28%
For the Year Ended October 31, 2012	95
For the Year Ended October 31, 2011	54
For the Year Ended October 31, 2010	30
From October 31, 2008 (commencement of operations) through October 31, 2009	15

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2035 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2035 Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

20

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

21

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

22

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2035 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2035 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,071.20	$3.07	$1,000.00	$1,022.25	$2.99	0.59%	184	365
Class R4	$1,000.00	$1,073.50	$1.50	$1,000.00	$1,023.76	$1.46	0.29	184	365
Class R5	$1,000.00	$1,074.70	$0.41	$1,000.00	$1,024.81	$0.40	0.08	184	365
Class Y	$1,000.00	$1,074.10	$0.45	$1,000.00	$1,024.77	$0.44	0.09	184	365

25

The Hartford Target Retirement 2035 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2035 Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

26

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. In considering the performance record of the Fund, the Board noted that the Fund had transitioned to Wellington Management as sub-adviser in 2012. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

27

The Hartford Target Retirement 2035 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund has an automatically renewable contractual expense cap, which resulted in reimbursement of certain Fund expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

28

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

The Hartford Target Retirement 2035 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

30

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-TR3513 12/13 114007-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2040 FUND 2013 Annual Report

The Hartford Target Retirement 2040 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2040 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class R5. Growth results in classes other than Class R5 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Target Retirement 2040 R3	19.51%	13.47%	13.47%
Target Retirement 2040 R4	19.82%	13.81%	13.81%
Target Retirement 2040 R5	20.07%	13.89%	13.89%
Target Retirement 2040 Y	20.07%	13.89%	13.89%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	6.09%
MSCI All Country World Index	23.95%	14.09%	14.09%

▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares which had different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2040 Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Target Retirement 2040 Class R3	1.35%	1.73%
Target Retirement 2040 Class R4	1.05%	1.42%
Target Retirement 2040 Class R5	0.85%	1.14%
Target Retirement 2040 Class Y	0.85%	1.04%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R5 shares of The Hartford Target Retirement 2040 Fund returned 20.07% for the twelve-month period ended October 31, 2013, versus the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index, which returned -1.08% and 23.95%, respectively, for the same period. The Fund underperformed the average return for the Lipper Mixed-Asset Target 2040 Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 20.34%.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income risk assets experienced mixed performance during that period with major global government bond yields increasing over the period. Japanese yields were a notable exception as they continued to fall due to the Bank of Japan’s unprecedented monetary easing measures, which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected resulted in increased volatility in financial markets in May and June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data. Peripheral European spreads (especially in Ireland, Spain, and Italy) continued to tighten through the period.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Most spread sectors posted positive absolute returns and outpaced duration-equivalent government bonds, driven by signs of economic recovery across major economies, especially the Eurozone, China, Australia, and the UK.

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7th and funded the government through January 15th, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. In Japan, stocks soared amid the aforementioned aggressive spending program by the Bank of Japan. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

There are two main drivers of benchmark-relative Fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among various asset classes represented within stocks and bonds. Performance of the underlying funds measures the results of the underlying funds versus their respective

3

The Hartford Target Retirement 2040 Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation decisions contributed to benchmark relative performance. Exposure to both U.S. and non-U.S. equities was additive while exposure to emerging market equities and global government bonds detracted. During the period, the Fund was positioned with an overweight to alternatives and an underweight to TIPS relative to its strategic target. The Fund’s positioning contributed to relative results as TIPS underperformed the alternatives during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative results from the Capital Appreciation, International Opportunities, and International Small Company Funds more than offset weak benchmark-relative performance in the Alternative Strategies, Dividend and Growth, and Small Company Funds.

What is the outlook?

During the period, we decreased our allocation to TIPS and increased our allocation to alternatives. Although macro fundamentals are generally healthy, we believe short term risks are elevated given recent economic uncertainty. Despite the short term uncertainty, we believe that expectations for growth are too low for developed markets, which we believe has the potential to be a positive for developed equity markets such as Europe and Japan. We believe bouts of volatility may surface again given the macro concerns surrounding the repercussions of years of unprecedented accommodative central bank policy, but we remain constructive on the Fund’s positioning. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of October 31, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	13.1%
The Hartford Capital Appreciation Fund, Class Y	11.6
The Hartford Dividend and Growth Fund, Class Y	22.3
The Hartford Emerging Markets Research Fund, Class Y	8.6
The Hartford Global Real Asset Fund, Class Y	1.7
The Hartford Inflation Plus Fund, Class Y	0.3
The Hartford International Opportunities Fund, Class Y	19.6
The Hartford International Small Company Fund, Class Y	6.7
The Hartford MidCap Value Fund, Class Y	3.8
The Hartford Small Company Fund, Class Y	3.8
The Hartford Strategic Income Fund, Class Y	8.5
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Target Retirement 2040 Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.0%
Alternative Strategy Funds - 14.8%
1,018	The Hartford Alternative Strategies Fund, Class Y		$10,218
132	The Hartford Global Real Asset Fund, Class Y		1,364
			11,582
	Total alternative strategy funds
	(cost $11,853)		$11,582

Domestic Equity Funds - 41.5%
181	The Hartford Capital Appreciation Fund, Class Y		$9,067
682	The Hartford Dividend and Growth Fund, Class Y		17,502
172	The Hartford MidCap Value Fund, Class Y		2,982
108	The Hartford Small Company Fund, Class Y		2,969
			32,520
	Total domestic equity funds
	(cost $24,342)		$32,520

International/Global Equity Funds - 34.9%
733	The Hartford Emerging Markets Research Fund, Class Y		$6,711
845	The Hartford International Opportunities Fund, Class Y		15,321
299	The Hartford International Small Company Fund, Class Y		5,296
			27,328
	Total international/global equity funds
	(cost $21,672)		$27,328

Taxable Fixed Income Funds - 8.8%
17	The Hartford Inflation Plus Fund, Class Y		$196
723	The Hartford Strategic Income Fund, Class Y		6,651
			6,847
	Total taxable fixed income funds
	(cost $6,936)		$6,847

	Total investments in affiliated investment companies
	(cost $64,803)		$78,277

	Total long-term investments (cost $64,803)		$78,277

	Total investments
	(cost $64,803) ▲	100.0%	$78,277
	Other assets and liabilities	—%	22
	Total net assets	100.0%	$78,299

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $64,950 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,874
Unrealized Depreciation	(547)
Net Unrealized Appreciation	$13,327

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2040 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$78,277	$78,277	$–	$–
Total	$78,277	$78,277	$–	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2040 Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $64,803)	$78,277
Receivables:
Investment securities sold	14
Fund shares sold	25
Other assets	69
Total assets	78,385
Liabilities:
Payables:
Investment securities purchased	25
Fund shares redeemed	13
Investment management fees	2
Administrative fees	3
Distribution fees	6
Accrued expenses	37
Total liabilities	86
Net assets	$78,299
Summary of Net Assets:
Capital stock and paid-in-capital	$62,315
Undistributed net investment income	—
Accumulated net realized gain	2,510
Unrealized appreciation of investments	13,474
Net assets	$78,299

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$16.81
Shares outstanding	2,454
Net assets	$41,263
Class R4: Net asset value per share	$16.91
Shares outstanding	2,131
Net assets	$36,046
Class R5: Net asset value per share	$16.95
Shares outstanding	52
Net assets	$878
Class Y: Net asset value per share	$16.95
Shares outstanding	7
Net assets	$112

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2040 Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$1,176
Total investment income	1,176

Expenses:
Investment management fees	109
Administrative services fees
Class R3	74
Class R4	52
Class R5	1
Transfer agent fees
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	186
Class R4	87
Custodian fees	—
Accounting services fees	9
Registration and filing fees	47
Board of Directors' fees	3
Audit fees	11
Other expenses	13
Total expenses (before waivers)	593
Expense waivers	(303)
Total waivers	(303)
Total expenses, net	290
Net Investment Income	886
Net Realized Gain on Investments:
Capital gain distributions received from underlying affiliated funds	864
Net realized gain on investments in underlying affiliated funds	2,622
Net Realized Gain on Investments	3,486
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	8,681
Net Changes in Unrealized Appreciation of Investments	8,681
Net Gain on Investments	12,167
Net Increase in Net Assets Resulting from Operations	$13,053

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2040 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$886	$391
Net realized gain on investments	3,486	678
Net unrealized appreciation of investments	8,681	4,292
Net Increase in Net Assets Resulting from Operations	13,053	5,361
Distributions to Shareholders:
From net investment income
Class R3	(917)	(273)
Class R4	(879)	(163)
Class R5	(24)	(17)
Total from net investment income	(1,820)	(453)
From net realized gain on investments
Class R3	(398)	(679)
Class R4	(343)	(308)
Class R5	(19)	(35)
Total from net realized gain on investments	(760)	(1,022)
Total distributions	(2,580)	(1,475)
Capital Share Transactions:
Class R3	1,947	5,784
Class R4	2,353	15,120
Class R5	(851)	175
Class Y	100	—
Net increase from capital share transactions	3,549	21,079
Net Increase in Net Assets	14,022	24,965
Net Assets:
Beginning of period	64,277	39,312
End of period	$78,299	$64,277
Undistributed (distribution in excess of) net investment income	$—	$144

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2040 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds (“Underlying Funds”) and may invest in unaffiliated money market funds, certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

10

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the

11

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$1,975	$805
Long-Term Capital Gains ‡	605	670

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$460
Undistributed Long-Term Capital Gain	2,197
Unrealized Appreciation *	13,327
Total Accumulated Earnings	$15,984

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$790
Accumulated Net Realized Gain (Loss)	(790)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1, 2013 through October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class R3	Class R4	Class R5	Class Y
1.35%	1.05%	0.85%	0.85%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

6.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class Y	100%

7.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$22,720
Sales Proceeds Excluding U.S. Government Obligations	19,982

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class R3
Shares	538	91	(500)	129	924	74	(579)	419
Amount	$8,329	$1,315	$(7,697)	$1,947	$12,969	$952	$(8,137)	$5,784
Class R4
Shares	640	84	(542)	182	1,264	36	(204)	1,096
Amount	$9,857	$1,222	$(8,726)	$2,353	$17,592	$471	$(2,943)	$15,120
Class R5
Shares	18	3	(78)	(57)	16	4	(8)	12
Amount	$270	$43	$(1,164)	$(851)	$238	$52	$(115)	$175
Class Y
Shares	7	—	—	7	—	—	—	—
Amount	$100	$—	$—	$100	$—	$—	$—	$—
Total
Shares	1,203	178	(1,120)	261	2,204	114	(791)	1,527
Amount	$18,556	$2,580	$(17,587)	$3,549	$30,799	$1,475	$(11,195)	$21,079

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary

16

duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur by the end of June 2014.

17

The Hartford Target Retirement 2040 Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2013
R3	$14.62	$0.17	$2.58	$2.75	$(0.39)	$(0.17)	$(0.56)	$16.81	19.51%		$41,263	0.97%		0.55%		1.10%
R4	14.71	0.21	2.60	2.81	(0.44)	(0.17)	(0.61)	16.91	19.82		36,046	0.66		0.25		1.32
R5	14.72	0.30	2.54	2.84	(0.44)	(0.17)	(0.61)	16.95	20.07		878	0.38		0.09		1.91
Y(E)	15.10	0.05	1.80	1.85	–	–	–	16.95	12.25	(F)	112	0.27	(G)	0.09	(G)	0.50	(G)

For the Year Ended October 31, 2012 (H)
R3	$13.75	$0.10	$1.26	$1.36	$(0.13)	$(0.36)	$(0.49)	$14.62	10.44%		$33,996	0.99%		0.45%		0.65%
R4	13.82	0.13	1.29	1.42	(0.17)	(0.36)	(0.53)	14.71	10.81		28,670	0.68		0.15		0.81
R5	13.83	0.14	1.28	1.42	(0.17)	(0.36)	(0.53)	14.72	10.84		1,611	0.40		0.10		1.06

For the Year Ended October 31, 2011
R3	$13.48	$0.10	$0.41	$0.51	$(0.09)	$(0.15)	$(0.24)	$13.75	3.78%		$26,194	1.06%		0.44%		0.73%
R4	13.52	0.14	0.42	0.56	(0.11)	(0.15)	(0.26)	13.82	4.12		11,782	0.76		0.14		1.01
R5	13.53	0.16	0.40	0.56	(0.11)	(0.15)	(0.26)	13.83	4.15		1,336	0.47		0.09		1.12

For the Year Ended October 31, 2010 (H)
R3	$11.59	$0.06	$1.91	$1.97	$(0.08)	$–	$(0.08)	$13.48	17.06%		$9,856	1.45%		0.38%		0.64%
R4	11.62	0.11	1.90	2.01	(0.11)	–	(0.11)	13.52	17.35		4,727	1.18		0.08		0.93
R5	11.63	0.12	1.89	2.01	(0.11)	–	(0.11)	13.53	17.36		1,863	0.91		0.03		1.00

From October 31, 2008 (commencement of operations) through October 31, 2009 (H)
R3	$10.00	$0.15	$1.55	$1.70	$(0.11)	$–	$(0.11)	$11.59	17.34%		$1,301	2.41%		0.35%		1.48%
R4	10.00	0.17	1.57	1.74	(0.12)	–	(0.12)	11.62	17.70		1,629	2.10		0.05		1.79
R5	10.00	0.18	1.57	1.75	(0.12)	–	(0.12)	11.63	17.81		1,321	1.81		–		1.83

See Portfolio Turnover information on the next page.

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(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Commenced operations on February 28, 2013.
(F)	Not annualized.
(G)	Annualized.
(H)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	28%
For the Year Ended October 31, 2012	99
For the Year Ended October 31, 2011	41
For the Year Ended October 31, 2010	24
From October 31, 2008 (commencement of operations) through October 31, 2009	15

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2040 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2040 Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

20

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

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The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

22

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2040 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2040 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,074.10	$3.07	$1,000.00	$1,022.25	$2.99	0.59%	184	365
Class R4	$1,000.00	$1,075.70	$1.50	$1,000.00	$1,023.76	$1.46	0.29	184	365
Class R5	$1,000.00	$1,076.90	$0.41	$1,000.00	$1,024.81	$0.40	0.08	184	365
Class Y	$1,000.00	$1,076.90	$0.45	$1,000.00	$1,024.77	$0.44	0.09	184	365

25

The Hartford Target Retirement 2040 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2040 Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

26

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. In considering the performance record of the Fund, the Board noted that the Fund had transitioned to Wellington Management as sub-adviser in 2012. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

27

The Hartford Target Retirement 2040 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund has an automatically renewable contractual expense cap, which resulted in reimbursement of certain Fund expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative

28

Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

The Hartford Target Retirement 2040 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

30

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-TR4013 12/13 114008-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2045 FUND 2013 Annual Report

The Hartford Target Retirement 2045 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2045 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class R5. Growth results in classes other than Class R5 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Target Retirement 2045 R3	19.38%	13.38%	13.38%
Target Retirement 2045 R4	19.67%	13.71%	13.71%
Target Retirement 2045 R5	19.78%	13.77%	13.77%
Target Retirement 2045 Y	19.78%	13.77%	13.77%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	6.09%
MSCI All Country World Index	23.95%	14.09%	14.09%

▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares which had different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2045 Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Target Retirement 2045 Class R3	1.40%	1.90%
Target Retirement 2045 Class R4	1.10%	1.59%
Target Retirement 2045 Class R5	0.90%	1.31%
Target Retirement 2045 Class Y	0.90%	1.21%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R5 shares of The Hartford Target Retirement 2045 Fund returned 19.78% for the twelve-month period ended October 31, 2013, versus the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index, which returned -1.08% and 23.95%, respectively, for the same period. The Fund underperformed the 21.59% average return for the Lipper Mixed-Asset Target 2045 Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income risk assets experienced mixed performance during that period with major global government bond yields increasing over the period. Japanese yields were a notable exception as they continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected resulted in increased volatility in financial markets in May and June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data. Peripheral European spreads (especially in Ireland, Spain, and Italy) continued to tighten through the period.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Most spread sectors posted positive absolute returns and outpaced duration-equivalent government bonds, driven by signs of economic recovery across major economies, especially the Eurozone, China, Australia, and the U.K.

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7th and funded the government through January 15th, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. In Japan, stocks soared amid the aforementioned aggressive spending program by the Bank of Japan. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

There are two main drivers of benchmark-relative Fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add

3

The Hartford Target Retirement 2045 Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

value through asset allocation by strategically allocating among various asset classes represented within stocks and bonds. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation decisions contributed to benchmark relative performance. Exposure to both U.S. and non-U.S. equities was additive while exposure to emerging market equities and global government bonds detracted. During the period, the Fund was positioned with an overweight to alternatives and an underweight to TIPS relative to its strategic target. The Fund’s positioning contributed to relative results as TIPS underperformed the alternatives during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative results from the Capital Appreciation, International Opportunities, and International Small Company Funds more than offset weak benchmark-relative performance in the Alternative Strategies, Dividend and Growth, and Small Company Funds.

What is the outlook?

During the period, we decreased our allocation to TIPS and increased our allocation to alternatives. Although macro fundamentals are generally healthy, we believe short term risks are elevated given recent economic uncertainty. Despite the short term uncertainty, we believe that expectations for growth are too low for developed markets, which we believe has the potential to be a positive for developed equity markets such as Europe and Japan. We believe bouts of volatility may surface again given the macro concerns surrounding the repercussions of years of unprecedented accommodative central bank policy, but we remain constructive on the Fund’s positioning. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of October 31, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	13.1%
The Hartford Capital Appreciation Fund, Class Y	11.6
The Hartford Dividend and Growth Fund, Class Y	22.4
The Hartford Emerging Markets Research Fund, Class Y	8.6
The Hartford Global Real Asset Fund, Class Y	1.7
The Hartford Inflation Plus Fund, Class Y	0.2
The Hartford International Opportunities Fund, Class Y	19.5
The Hartford International Small Company Fund, Class Y	6.7
The Hartford MidCap Value Fund, Class Y	3.8
The Hartford Small Company Fund, Class Y	3.8
The Hartford Strategic Income Fund, Class Y	8.5
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2045 Fund
Schedule of Investments
October 31, 2013
000’s Omitted

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
Alternative Strategy Funds - 14.8%
427	The Hartford Alternative Strategies Fund, Class Y		$4,284
55	The Hartford Global Real Asset Fund, Class Y		570
			4,854
	Total alternative strategy funds
	(cost $4,948)		$4,854

Domestic Equity Funds - 41.6%
76	The Hartford Capital Appreciation Fund, Class Y		$3,812
286	The Hartford Dividend and Growth Fund, Class Y		7,345
73	The Hartford MidCap Value Fund, Class Y		1,258
45	The Hartford Small Company Fund, Class Y		1,236
			13,651
	Total domestic equity funds
	(cost $10,311)		$13,651

International/Global Equity Funds - 34.8%
308	The Hartford Emerging Markets Research Fund, Class Y		$2,814
354	The Hartford International Opportunities Fund, Class Y		6,415
125	The Hartford International Small Company Fund, Class Y		2,213
			11,442
	Total international/global equity funds
	(cost $9,169)		$11,442

Taxable Fixed Income Funds - 8.7%
7	The Hartford Inflation Plus Fund, Class Y		$83
303	The Hartford Strategic Income Fund, Class Y		2,792
			2,875
	Total taxable fixed income funds
	(cost $2,912)		$2,875

	Total investments in affiliated investment companies
	(cost $27,340)		$32,822

	Total long-term investments (cost $27,340)		$32,822

	Total investments
	(cost $27,340) ▲	99.9%	$32,822
	Other assets and liabilities	0.1%	22
	Total net assets	100.0%	$32,844

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $27,361 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,628
Unrealized Depreciation	(167)
Net Unrealized Appreciation	$5,461

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

5

The Hartford Target Retirement 2045 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$32,822	$32,822	$–	$–
Total	$32,822	$32,822	$–	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2045 Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $27,340)	$32,822
Receivables:
Investment securities sold	2
Fund shares sold	21
Other assets	38
Total assets	32,883
Liabilities:
Payables:
Investment securities purchased	21
Fund shares redeemed	2
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	12
Total liabilities	39
Net assets	$32,844
Summary of Net Assets:
Capital stock and paid-in-capital	$26,493
Undistributed net investment income	—
Accumulated net realized gain	869
Unrealized appreciation of investments	5,482
Net assets	$32,844

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$16.23
Shares outstanding	993
Net assets	$16,112
Class R4: Net asset value per share	$16.32
Shares outstanding	996
Net assets	$16,265
Class R5: Net asset value per share	$16.34
Shares outstanding	22
Net assets	$355
Class Y: Net asset value per share	$16.34
Shares outstanding	7
Net assets	$112

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2045 Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$458
Total investment income	458

Expenses:
Investment management fees	43
Administrative services fees
Class R3	29
Class R4	21
Class R5	—
Transfer agent fees
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	72
Class R4	35
Custodian fees	—
Accounting services fees	4
Registration and filing fees	46
Board of Directors' fees	2
Audit fees	10
Other expenses	9
Total expenses (before waivers)	271
Expense waivers	(143)
Total waivers	(143)
Total expenses, net	128
Net Investment Income	330
Net Realized Gain on Investments:
Capital gain distributions received from underlying affiliated funds	347
Net realized gain on investments in underlying affiliated funds	907
Net Realized Gain on Investments	1,254
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	3,531
Net Changes in Unrealized Appreciation of Investments	3,531
Net Gain on Investments	4,785
Net Increase in Net Assets Resulting from Operations	$5,115

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2045 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$330	$133
Net realized gain on investments	1,254	227
Net unrealized appreciation of investments	3,531	1,568
Net Increase in Net Assets Resulting from Operations	5,115	1,928
Distributions to Shareholders:
From net investment income
Class R3	(346)	(73)
Class R4	(336)	(58)
Class R5	(10)	(10)
Total from net investment income	(692)	(141)
From net realized gain on investments
Class R3	(118)	(500)
Class R4	(110)	(295)
Class R5	(9)	(53)
Total from net realized gain on investments	(237)	(848)
Total distributions	(929)	(989)
Capital Share Transactions:
Class R3	1,013	4,069
Class R4	2,538	6,202
Class R5	(698)	52
Class Y	100	—
Net increase from capital share transactions	2,953	10,323
Net Increase in Net Assets	7,139	11,262
Net Assets:
Beginning of period	25,705	14,443
End of period	$32,844	$25,705
Undistributed (distribution in excess of) net investment income	$—	$43

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2045 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds (“Underlying Funds”) and may invest in unaffiliated money market funds, certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

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U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

11

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
October 31, 2013
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

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c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$692	$216
Long-Term Capital Gains ‡	237	773

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$99
Undistributed Long-Term Capital Gain	791
Unrealized Appreciation *	5,461
Total Accumulated Earnings	$6,351

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$319
Accumulated Net Realized Gain (Loss)	(319)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
October 31, 2013
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1,

14

2013 through October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class R3	Class R4	Class R5	Class Y
1.40%	1.10%	0.90%	0.90%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
October 31, 2013
(000’s Omitted)

6.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	1%
Class R5	55
Class Y	100

7.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$10,474
Sales Proceeds Excluding U.S. Government Obligations	7,772

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class R3
Shares	277	33	(241)	69	336	47	(77)	306
Amount	$4,117	$462	$(3,566)	$1,013	$4,541	$573	$(1,045)	$4,069
Class R4
Shares	306	32	(166)	172	578	28	(148)	458
Amount	$4,546	$445	$(2,453)	$2,538	$7,836	$353	$(1,987)	$6,202
Class R5
Shares	8	1	(58)	(49)	4	5	(4)	5
Amount	$112	$19	$(829)	$(698)	$48	$63	$(59)	$52
Class Y
Shares	7	—	—	7	—	—	—	—
Amount	$100	$—	$—	$100	$—	$—	$—	$—
Total
Shares	598	66	(465)	199	918	80	(229)	769
Amount	$8,875	$926	$(6,848)	$2,953	$12,425	$989	$(3,091)	$10,323

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

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10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur by the end of June 2014.

17

The Hartford Target Retirement 2045 Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)
For the Year Ended October 31, 2013
R3	$14.09	$0.15	$2.50	$2.65	$(0.38)	$(0.13)	$(0.51)	$16.23	19.38%		$16,112	1.10%		0.60%		1.01%
R4	14.17	0.19	2.50	2.69	(0.41)	(0.13)	(0.54)	16.32	19.67		16,265	0.80		0.30		1.24
R5	14.18	0.32	2.39	2.71	(0.42)	(0.13)	(0.55)	16.34	19.78		355	0.51		0.14		2.15
Y(E)	14.57	0.05	1.72	1.77	–	–	–	16.34	12.15	(F)	112	0.41	(G)	0.14	(G)	0.45	(G)

For the Year Ended October 31, 2012
R3	$13.73	$0.07	$1.18	$1.25	$(0.10)	$(0.79)	$(0.89)	$14.09	10.14%		$13,020	1.15%		0.49%		0.54%
R4	13.79	0.10	1.21	1.31	(0.14)	(0.79)	(0.93)	14.17	10.53		11,680	0.84		0.19		0.75
R5	13.80	0.13	1.18	1.31	(0.14)	(0.79)	(0.93)	14.18	10.56		1,005	0.56		0.14		0.96

For the Year Ended October 31, 2011
R3	$13.47	$0.07	$0.47	$0.54	$(0.08)	$(0.20)	$(0.28)	$13.73	4.03%		$8,477	1.33%		0.48%		0.50%
R4	13.51	0.11	0.47	0.58	(0.10)	(0.20)	(0.30)	13.79	4.33		5,048	1.03		0.18		0.81
R5	13.51	0.12	0.48	0.60	(0.11)	(0.20)	(0.31)	13.80	4.44		918	0.73		0.13		0.86

For the Year Ended October 31, 2010 (H)
R3	$11.59	$0.06	$1.88	$1.94	$(0.06)	$–	$(0.06)	$13.47	16.79%		$3,918	1.77%		0.42%		0.47%
R4	11.62	0.10	1.88	1.98	(0.09)	–	(0.09)	13.51	17.09		2,399	1.48		0.12		0.76
R5	11.62	0.11	1.87	1.98	(0.09)	–	(0.09)	13.51	17.14		1,371	1.18		0.07		0.84

From October 31, 2008 (commencement of operations) through October 31, 2009 (H)
R3	$10.00	$0.12	$1.58	$1.70	$(0.11)	$–	$(0.11)	$11.59	17.28%		$1,380	2.40%		0.39%		1.21%
R4	10.00	0.15	1.58	1.73	(0.11)	–	(0.11)	11.62	17.65		1,499	2.08		0.09		1.49
R5	10.00	0.15	1.58	1.73	(0.11)	–	(0.11)	11.62	17.65		1,190	1.82		0.04		1.54

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Commenced operations on February 28, 2013.
(F)	Not annualized.
(G)	Annualized.
(H)	Net investment income (loss) per share amounts have been calculated using the SEC method.

See Portfolio Turnover information on the next page.

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Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	27%
For the Year Ended October 31, 2012	89
For the Year Ended October 31, 2011	50
For the Year Ended October 31, 2010	19
From October 31, 2008 (commencement of operations) through October 31, 2009	7

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2045 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2045 Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

20

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

21

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

22

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2045 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2045 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,073.40	$3.33	$1,000.00	$1,021.99	$3.25	0.64%	184	365
Class R4	$1,000.00	$1,074.40	$1.76	$1,000.00	$1,023.51	$1.72	0.34	184	365
Class R5	$1,000.00	$1,075.70	$0.66	$1,000.00	$1,024.57	$0.65	0.13	184	365
Class Y	$1,000.00	$1,075.70	$0.72	$1,000.00	$1,024.52	$0.70	0.14	184	365

25

The Hartford Target Retirement 2045 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2045 Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

26

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. In considering the performance record of the Fund, the Board noted that the Fund had transitioned to Wellington Management as sub-adviser in 2012. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

27

The Hartford Target Retirement 2045 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund has an automatically renewable contractual expense cap, which resulted in reimbursement of certain Fund expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

28

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

The Hartford Target Retirement 2045 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

30

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-TR4513 12/13 114009-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2050 FUND 2013 Annual Report

The Hartford Target Retirement 2050 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Target Retirement 2050 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 – 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class R5. Growth results in classes other than Class R5 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	Since Inception▲
Target Retirement 2050 R3	19.50%	13.26%	13.26%
Target Retirement 2050 R4	19.81%	13.59%	13.59%
Target Retirement 2050 R5	19.99%	13.66%	13.66%
Target Retirement 2050 Y	19.99%	13.66%	13.66%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	6.09%
MSCI All Country World Index	23.95%	14.09%	14.09%

▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares which had different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2050 Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Target Retirement 2050 Class R3	1.40%	1.89%
Target Retirement 2050 Class R4	1.10%	1.59%
Target Retirement 2050 Class R5	0.90%	1.30%
Target Retirement 2050 Class Y	0.90%	1.20%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Expenses shown include expenses of the Underlying Funds. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R5 shares of The Hartford Target Retirement 2050 Fund returned 19.99% for the twelve-month period ended October 31, 2013, versus the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index, which returned -1.08% and 23.95%, respectively, for the same period. The Fund underperformed the average return for the Lipper Mixed-Asset Target 2050 Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 21.37%.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income risk assets experienced mixed performance during that period with major global government bond yields increasing over the period. Japanese yields were a notable exception as they continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected resulted in increased volatility in financial markets in May and June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data. Peripheral European spreads (especially in Ireland, Spain, and Italy) continued to tighten through the period.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Most spread sectors posted positive absolute returns and outpaced duration-equivalent government bonds, driven by signs of economic recovery across major economies, especially the Eurozone, China, Australia, and the UK.

Global equities surged 24% during the period as measured by the MSCI All Country World Index. The rally in stocks was almost derailed by a 16-day U.S. government shutdown and a near default by the U.S. on its debt obligations. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7th and funded the government through January 15th, so we may revisit the political dysfunction early in 2014. Encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to the broad-based global rally. In Japan, stocks soared amid the aforementioned aggressive spending program by the Bank of Japan. Near the end of the period, the burgeoning risk appetites of many market participants were tempered somewhat by fears of monetary tightening in China and the newfound threat of deflation complicating the euro area recovery.

There are two main drivers of benchmark-relative Fund performance: the asset allocation among various asset classes and the performance of the underlying funds. We seek to add value through asset allocation by strategically allocating among various asset classes represented within stocks and

3

The Hartford Target Retirement 2050 Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

bonds. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation decisions contributed to benchmark relative performance. Exposure to both U.S. and non-U.S. equities was additive while exposure to emerging market equities and global government bonds detracted. During the period, the Fund was positioned with an overweight to alternatives and an underweight to TIPS relative to its strategic target. The Fund’s positioning contributed to relative results as TIPS underperformed the alternatives during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative results from the Capital Appreciation, International Opportunities, and International Small Company Funds more than offset weak benchmark-relative performance in the Alternative Strategies, Dividend and Growth, and Small Company Funds.

What is the outlook?

During the period, we modestly decreased our allocation to TIPS. Although macro fundamentals are generally healthy, we believe short term risks are elevated given recent economic uncertainty. Despite the short term uncertainty, we believe that expectations for growth are too low for developed markets, which we believe has the potential to be a positive for developed equity markets such as Europe and Japan. We believe bouts of volatility may surface again given the macro concerns surrounding the repercussions of years of unprecedented accommodative central bank policy, but we remain constructive on the Fund’s positioning. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments
as of October 31, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	13.0%
The Hartford Capital Appreciation Fund, Class Y	11.6
The Hartford Dividend and Growth Fund, Class Y	22.4
The Hartford Emerging Markets Research Fund, Class Y	8.5
The Hartford Global Real Asset Fund, Class Y	1.7
The Hartford Inflation Plus Fund, Class Y	0.2
The Hartford International Opportunities Fund, Class Y	19.6
The Hartford International Small Company Fund, Class Y	6.8
The Hartford MidCap Value Fund, Class Y	3.8
The Hartford Small Company Fund, Class Y	3.8
The Hartford Strategic Income Fund, Class Y	8.5
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2050 Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
Alternative Strategy Funds - 14.7%
487	The Hartford Alternative Strategies Fund, Class Y		$4,891
64	The Hartford Global Real Asset Fund, Class Y		657
			5,548
	Total alternative strategy funds
	(cost $5,663)		$5,548

Domestic Equity Funds - 41.6%
87	The Hartford Capital Appreciation Fund, Class Y		$4,364
329	The Hartford Dividend and Growth Fund, Class Y		8,437
83	The Hartford MidCap Value Fund, Class Y		1,439
52	The Hartford Small Company Fund, Class Y		1,424
			15,664
	Total domestic equity funds
	(cost $11,845)		$15,664

International/Global Equity Funds - 34.9%
350	The Hartford Emerging Markets Research Fund, Class Y		$3,201
407	The Hartford International Opportunities Fund, Class Y		7,386
144	The Hartford International Small Company Fund, Class Y		2,561
			13,148
	Total international/global equity funds
	(cost $10,563)		$13,148

Taxable Fixed Income Funds - 8.7%
8	The Hartford Inflation Plus Fund, Class Y		$94
349	The Hartford Strategic Income Fund, Class Y		3,209
			3,303
	Total taxable fixed income funds
	(cost $3,348)		$3,303

	Total investments in affiliated investment companies
	(cost $31,419)		$37,663

	Total long-term investments		$37,663
	(cost $31,419)

	Total investments
	(cost $31,419) ▲	99.9%	$37,663
	Other assets and liabilities	0.1%	22
	Total net assets	100.0%	$37,685

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $31,473 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,420
Unrealized Depreciation	(230)
Net Unrealized Appreciation	$6,190

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2050 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$37,663	$37,663	$–	$–
Total	$37,663	$37,663	$–	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2050 Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $31,419)	$37,663
Receivables:
Investment securities sold	—
Fund shares sold	12
Other assets	40
Total assets	37,715
Liabilities:
Payables:
Investment securities purchased	12
Fund shares redeemed	—
Investment management fees	1
Administrative fees	1
Distribution fees	3
Accrued expenses	13
Total liabilities	30
Net assets	$37,685
Summary of Net Assets:
Capital stock and paid-in-capital	$30,290
Undistributed net investment income	—
Accumulated net realized gain	1,151
Unrealized appreciation of investments	6,244
Net assets	$37,685

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$16.38
Shares outstanding	1,055
Net assets	$17,276
Class R4: Net asset value per share	$16.47
Shares outstanding	1,186
Net assets	$19,533
Class R5: Net asset value per share	$16.50
Shares outstanding	46
Net assets	$764
Class Y: Net asset value per share	$16.50
Shares outstanding	7
Net assets	$112

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2050 Fund

Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$527
Total investment income	527

Expenses:
Investment management fees	51
Administrative services fees
Class R3	30
Class R4	27
Class R5	1
Transfer agent fees
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	75
Class R4	44
Custodian fees	—
Accounting services fees	4
Registration and filing fees	46
Board of Directors' fees	2
Audit fees	10
Other expenses	10
Total expenses (before waivers)	301
Expense waivers	(156)
Total waivers	(156)
Total expenses, net	145
Net Investment Income	382
Net Realized Gain on Investments:
Capital gain distributions received from underlying affiliated funds	389
Net realized gain on investments in underlying affiliated funds	1,183
Net Realized Gain on Investments	1,572
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	4,010
Net Changes in Unrealized Appreciation of Investments	4,010
Net Gain on Investments	5,582
Net Increase in Net Assets Resulting from Operations	$5,964

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2050 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$382	$160
Net realized gain on investments	1,572	176
Net unrealized appreciation of investments	4,010	1,930
Net Increase in Net Assets Resulting from Operations	5,964	2,266
Distributions to Shareholders:
From net investment income
Class R3	(344)	(78)
Class R4	(424)	(69)
Class R5	(17)	(12)
Total from net investment income	(785)	(159)
From net realized gain on investments
Class R3	(83)	(425)
Class R4	(93)	(290)
Class R5	(9)	(51)
Total from net realized gain on investments	(185)	(766)
Total distributions	(970)	(925)
Capital Share Transactions:
Class R3	1,316	4,186
Class R4	2,486	7,508
Class R5	(696)	217
Class Y	100	—
Net increase from capital share transactions	3,206	11,911
Net Increase in Net Assets	8,200	13,252
Net Assets:
Beginning of period	29,485	16,233
End of period	$37,685	$29,485
Undistributed (distribution in excess of) net investment income	$—	$49

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2050 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds,” invests the majority of its assets in Class Y shares of other Hartford Funds (“Underlying Funds”) and may invest in unaffiliated money market funds, certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), the sub-adviser to the Fund.

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair

10

value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

11

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$785	$159
Long-Term Capital Gains ‡	185	766

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

12

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$137
Undistributed Long-Term Capital Gain	1,068
Unrealized Appreciation *	6,190
Total Accumulated Earnings	$7,395

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$354
Accumulated Net Realized Gain (Loss)	(354)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment

13

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1, 2013 through October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class R3	Class R4	Class R5	Class Y
1.40%	1.10%	0.90%	0.90%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%

14

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	1%
Class R5	28
Class Y	100

7.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$12,438
Sales Proceeds Excluding U.S. Government Obligations	9,430

15

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class R3
Shares	301	30	(245)	86	457	41	(187)	311
Amount	$4,518	$427	$(3,629)	$1,316	$6,234	$503	$(2,551)	$4,186
Class R4
Shares	382	37	(244)	175	657	29	(128)	558
Amount	$5,750	$517	$(3,781)	$2,486	$8,904	$359	$(1,755)	$7,508
Class R5
Shares	16	2	(67)	(49)	12	5	(1)	16
Amount	$245	$25	$(966)	$(696)	$168	$63	$(14)	$217
Class Y
Shares	7	—	—	7	—	—	—	—
Amount	$100	$—	$—	$100	$—	$—	$—	$—
Total
Shares	706	69	(556)	219	1,126	75	(316)	885
Amount	$10,613	$969	$(8,376)	$3,206	$15,306	$925	$(4,320)	$11,911

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

16

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated. The liquidation is expected to occur by the end of June 2014.

17

The Hartford Target Retirement 2050 Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C),(D)		Ratio of Expenses to Average Net Assets After Adjust- ments(C),(D)		Ratio of Net Investment Income to Average Net Assets(D)

For the Year Ended October 31, 2013
R3	$14.16	$0.15	$2.53	$2.68	$(0.37)	$(0.09)	$(0.46)	$16.38	19.50%		$17,276	1.07%		0.60%		0.99%
R4	14.24	0.19	2.54	2.73	(0.41)	(0.09)	(0.50)	16.47	19.81		19,533	0.77		0.30		1.23
R5	14.25	0.27	2.49	2.76	(0.42)	(0.09)	(0.51)	16.50	19.99		764	0.48		0.14		1.79
Y(E)	14.70	0.05	1.75	1.80	–	–	–	16.50	12.24	(F)	112	0.37	(G)	0.14	(G)	0.45	(G)

For the Year Ended October 31, 2012 (H)
R3	$13.61	$0.09	$1.20	$1.29	$(0.11)	$(0.63)	$(0.74)	$14.16	10.33%		$13,727	1.14%		0.49%		0.58%
R4	13.68	0.12	1.21	1.33	(0.14)	(0.63)	(0.77)	14.24	10.62		14,404	0.84		0.19		0.79
R5	13.69	0.13	1.21	1.34	(0.15)	(0.63)	(0.78)	14.25	10.66		1,354	0.55		0.14		0.99

For the Year Ended October 31, 2011
R3	$13.42	$0.06	$0.42	$0.48	$(0.07)	$(0.22)	$(0.29)	$13.61	3.57%		$8,955	1.28%		0.47%		0.46%
R4	13.46	0.10	0.43	0.53	(0.09)	(0.22)	(0.31)	13.68	3.95		6,201	0.98		0.17		0.73
R5	13.47	0.12	0.41	0.53	(0.09)	(0.22)	(0.31)	13.69	3.97		1,077	0.68		0.12		0.82

For the Year Ended October 31, 2010 (H)
R3	$11.58	$0.06	$1.84	$1.90	$(0.06)	$–	$(0.06)	$13.42	16.46%		$3,619	1.79%		0.42%		0.44%
R4	11.61	0.09	1.85	1.94	(0.09)	–	(0.09)	13.46	16.78		3,161	1.49		0.12		0.84
R5	11.61	0.10	1.85	1.95	(0.09)	–	(0.09)	13.47	16.90		1,456	1.20		0.07		0.82

From October 31, 2008 (commencement of operations) through October 31, 2009 (H)
R3	$10.00	$0.12	$1.57	$1.69	$(0.11)	$–	$(0.11)	$11.58	17.18%		$1,285	2.42%		0.39%		1.23%
R4	10.00	0.15	1.57	1.72	(0.11)	–	(0.11)	11.61	17.54		1,262	2.13		0.09		1.53
R5	10.00	0.16	1.56	1.72	(0.11)	–	(0.11)	11.61	17.55		1,190	1.83		0.04		1.56

See Portfolio Turnover information on the next page.

18

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Commenced operations on February 28, 2013.
(F)	Not annualized.
(G)	Annualized.
(H)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	28%
For the Year Ended October 31, 2012	102
For the Year Ended October 31, 2011	55
For the Year Ended October 31, 2010	19
From October 31, 2008 (commencement of operations) through October 31, 2009	8

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2050 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2050 Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 18, 2013

20

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

22

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2050 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2050 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,074.10	$3.33	$1,000.00	$1,021.99	$3.25	0.64%	184	365
Class R4	$1,000.00	$1,075.10	$1.76	$1,000.00	$1,023.51	$1.72	0.34	184	365
Class R5	$1,000.00	$1,077.00	$0.68	$1,000.00	$1,024.55	$0.66	0.13	184	365
Class Y	$1,000.00	$1,077.00	$0.72	$1,000.00	$1,024.52	$0.70	0.14	184	365

25

The Hartford Target Retirement 2050 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2050 Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as

26

investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. In considering the performance record of the Fund, the Board noted that the Fund had transitioned to Wellington Management as sub-adviser in 2012. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

27

The Hartford Target Retirement 2050 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund has an automatically renewable contractual expense cap, which resulted in reimbursement of certain Fund expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale, although the Board noted that the Fund’s current low asset levels have kept the Fund from fully realizing this benefit. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board

28

considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

The Hartford Target Retirement 2050 Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio manager’s asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

30

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-TR5013 12/13 114010-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TOTAL RETURN BOND FUND 2013 Annual Report

The Hartford Total Return Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Total Return Bond Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a competitive total return, with income as a secondary objective.

Performance Overview 10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
Total Return Bond A#	-0.83%	6.93%	4.02%
Total Return Bond A##	-5.29%	5.95%	3.54%
Total Return Bond B#	-1.58%	6.13%	3.41%*
Total Return Bond B##	-6.27%	5.82%	3.41%*
Total Return Bond C#	-1.66%	6.13%	3.29%
Total Return Bond C##	-2.60%	6.13%	3.29%
Total Return Bond I#	-0.55%	7.23%	4.24%
Total Return Bond R3#	-1.21%	6.64%	3.99%
Total Return Bond R4#	-0.92%	6.91%	4.18%
Total Return Bond R5#	-0.61%	7.25%	4.38%
Total Return Bond Y#	-0.52%	7.35%	4.45%
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.78%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Total Return Bond Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Total Return Bond Class A	0.95%	0.98%
Total Return Bond Class B	1.70%	1.85%
Total Return Bond Class C	1.69%	1.69%
Total Return Bond Class I	0.68%	0.68%
Total Return Bond Class R3	1.25%	1.27%
Total Return Bond Class R4	0.95%	0.95%
Total Return Bond Class R5	0.65%	0.66%
Total Return Bond Class Y	0.55%	0.55%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Joseph F. Marvan, CFA	Lucius T. Hill III	Campe Goodman, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Total Return Bond Fund returned -0.83%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned -1.08% for the same period. The Fund also outperformed the -0.95% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income risk assets experienced mixed performance during that period with major global government bond yields increasing over the period. Japanese yields were a notable exception as yields continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected caused increased volatility in financial markets in May/June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank would potentially cut interest rates due to weak, below-target European inflation data.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Many of the major fixed income sectors, with the exception of commercial mortage backed securities (CMBS), high yield, and bank loans, posted negative absolute returns due to the rise in rates. Most sectors outperformed Treasuries on a duration-adjusted basis as credit spreads tightened.

The primary drivers of the Fund’s outperformance were its non-agency mortgage backed securities (MBS) and investment grade credit exposures. The Fund’s allocation to non-agency MBS was a significant contributor to relative results as non-agencies performed strongly amid improving fundamentals and strong technicals. Within investment grade credit, our overweight to U.S. financials was a top contributor to performance as the Fed’s accommodative monetary policy and investor’s ongoing search for yield caused higher beta sectors to outperform. The Fund’s overweight to CMBS was also positive for performance. The Fund’s positioning in high yield credit modestly contributed to performance overall. Positive results from an allocation to bank loans and BB-rated high yield issuers more than offset the negative impact of high yield credit default swap index positions, which were used as a source of liquidity and to manage overall portfolio risk. However, the Fund’s duration and yield curve positioning detracted from benchmark-relative performance. In addition, exposure to emerging markets debt, via credit default swap indexes, modestly detracted from relative results.

3

The Hartford Total Return Bond Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

What is the outlook?

In our view, the U.S. economy is less fragile than it has been in a long time. Through bold policy initiatives, the Fed has shown its determination to try to keep the U.S. out of recession, and corporate and personal balance sheets appear to be in their best shape in years. Although valuations in many fixed income sectors have risen closer to fair value, we believe accommodative monetary policy and reasonable economic growth will bode well for credit spreads.

We ended the period positioned with a procyclical risk bias, favoring credit overall. This view is expressed through an overweight to U.S. financials within investment-grade credit, and through allocations to upper-tier high-yield bonds and bank loans. Non-agency residential mortgage-backed securities still appear attractive to us against the backdrop of an improving housing market. We ended the period relatively neutral to agency mortgage-backed securities and continued to have an overweight to commercial mortgage-backed securities.

We expect accommodative monetary policy to continue to promote moderate economic growth through 2014, which should be supportive of higher interest rates. We ended the period with a duration posture shorter than the benchmark, but we will continue to adjust the portfolio tactically as we expect rates to remain within a tight range.

Distribution by Credit Quality

as of October 31, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	4.9%
Aa / AA	3.8
A	8.4
Baa / BBB	21.6
Ba / BB	8.9
B	3.8
Caa / CCC or Lower	5.8
Unrated	0.6
U.S. Government Agencies and Securities	62.5
Non-Debt Securities and Other Short-Term Instruments	6.7
Other Assets and Liabilities	(27.0)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like Short-Term Instruments and U.S. Government Agencies and Securities) for which Moody’s and S&P have not issued long-term credit ratings. Although Moody's and S&P individually rate U.S. Government Agencies and Securities, these securities are included in the "U.S. Government Agencies and Securities" category for the purposes of the table.

Diversification by Security Type

as of October 31, 2013

Category	Percentage of Net Assets
Equity Securities
Call Options Purchased	0.1%
Preferred Stocks	0.1
Put Options Purchased	0.2
Total	0.4%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	15.7%
Corporate Bonds	36.0
Foreign Government Obligations	0.2
Municipal Bonds	1.4
Senior Floating Rate Interests	4.5
U.S. Government Agencies	41.6
U.S. Government Securities	20.9
Total	120.3%
Short-Term Investments	6.3%
Other Assets and Liabilities	(27.0)
Total	100.0%

4

The Hartford Total Return Bond Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.7%
Computer and Electronic Product Manufacturing - 0.4%
	Computer and Peripheral Equipment Manufacturing - 0.4%
	SBA Tower Trust
$2,400	2.93%, 12/15/2017 ■	$2,474
3,435	3.60%, 04/15/2043 ■	3,439
		5,913
Finance and Insurance - 15.3%
	Captive Auto Finance - 1.6%
	Ally Automotive Receivables Trust
2,420	3.38%, 09/15/2017 ■	2,467
2,440	3.61%, 08/15/2016 ■	2,458
	CPS Automotive Trust
1,115	1.82%, 12/16/2019 ■	1,121
	Credit Acceptance Automotive Loan Trust
2,380	1.21%, 10/15/2020 ■	2,384
1,595	1.50%, 04/15/2021 ■	1,595
805	2.21%, 09/15/2020 ■	810
2,240	3.12%, 03/16/2020 ■	2,249
	Ford Credit Automotive Owner Trust
1,500	2.54%, 02/15/2016 ╦	1,528
1,560	3.21%, 07/15/2017 ╦	1,613
710	5.53%, 05/15/2016 ■	721
	Harley-Davidson Motorcycle Trust
1,780	2.12%, 08/15/2017	1,792
	Hyundai Automotive Receivables Trust
2,850	2.27%, 02/15/2017	2,907
	Prestige Automotive Receivables Trust
1,685	2.49%, 04/16/2018 ■	1,698
	Santander Drive Automotive Receivables Trust
2,340	3.89%, 07/17/2017	2,384
	SNAAC Automotive Receivables Trust
262	1.78%, 06/15/2016 ■	262
		25,989
	Captive Retail Finance - 0.1%
	CNH Equipment Trust
1,315	2.97%, 05/15/2017 ╦	1,364

	Real Estate Credit (Mortgage Banking) - 13.6%
	American Home Mortgage Assets Trust
1,132	1.09%, 10/25/2046 Δ	837
	Asset Backed Funding Certificates
2,007	0.39%, 01/25/2037 Δ	1,137
	Banc of America Commercial Mortgage, Inc.
2,555	5.36%, 09/10/2047 ╦Δ	2,738
3,375	5.44%, 11/10/2042 Δ	3,520
1,515	5.63%, 07/10/2046 ╦Δ	1,658
	Banc of America Funding Corp.
3,170	0.47%, 05/20/2047 ‡Δ	2,638
4,189	5.77%, 05/25/2037 ‡	3,588
190	5.85%, 01/25/2037	144
	BB-UBS Trust
1,165	3.43%, 11/05/2036 ■	1,103
	BCAP LLC Trust
664	0.34%, 01/25/2037 Δ	479
1,744	0.35%, 03/25/2037 Δ	1,413
	Bear Stearns Adjustable Rate Mortgage Trust
3,003	2.32%, 08/25/2035 ╦Δ	3,015
4,293	2.43%, 10/25/2035 ‡Δ	4,159
	Bear Stearns Alt-A Trust
2,284	0.55%, 05/25/2036 Δ	1,429
4,241	0.67%, 01/25/2036 ‡Δ	2,521
	Bear Stearns Commercial Mortgage Securities, Inc.
1,914	5.29%, 10/12/2042 ╦Δ	2,043
946	5.41%, 12/11/2040	1,008
490	5.47%, 01/12/2045	548
1,585	5.54%, 10/12/2041 ╦	1,744
2,950	5.76%, 04/12/2038 ╦Δ	3,207
1,950	5.90%, 06/11/2040 ╦Δ	2,202
	Cal Funding II Ltd.
833	3.47%, 10/25/2027 ■	829
	Citigroup Commercial Mortgage Trust
1,326	0.52%, 03/25/2037 Δ	695
550	4.25%, 09/10/2046 ■	379
630	5.11%, 09/10/2046	655
1,555	6.34%, 12/10/2049 Δ	1,779
	Citigroup/Deutsche Bank Commercial Mortgage Trust
2,875	5.32%, 12/11/2049 ╦	3,186
947	5.39%, 07/15/2044 ╦Δ	1,010
1,025	5.48%, 01/15/2046 Δ	1,104
	Commercial Mortgage Loan Trust
3,825	6.21%, 12/10/2049 ╦Δ	4,312
	Commercial Mortgage Pass-Through Certificates
11,081	2.61%, 07/10/2046 ■►	739
1,160	2.85%, 10/15/2045	1,110
1,425	4.02%, 07/10/2045	1,481
895	4.40%, 07/10/2045 ■	768
1,895	4.48%, 12/10/2045 ■Δ	1,379
1,460	5.95%, 06/10/2046 Δ	1,599
	Commercial Mortgage Trust
1,175	3.42%, 03/10/2031 ■	1,147
1,175	4.75%, 11/15/2045 ■	926
	Community or Commercial Mortgage Trust
145	4.24%, 07/10/2045 Δ	154
295	4.35%, 08/10/2030 ■	307
	Countrywide Alternative Loan Trust
1,647	0.49%, 11/25/2035 Δ	1,221
864	6.50%, 08/25/2037	607
	Countrywide Home Loans, Inc.
3,054	2.80%, 09/25/2047 Δ	2,535
1,101	2.94%, 04/20/2036 Δ	763
1,798	5.08%, 11/20/2035 Δ	1,533
	CPS Automotive Trust
213	5.01%, 06/17/2019 ■	222
	CS First Boston Mortgage Securities Corp.
1,590	4.83%, 04/15/2037 ╦	1,655
2,241	5.50%, 06/25/2035	2,136
	CW Capital Cobalt Ltd.
2,245	5.22%, 08/15/2048	2,434
	DBUBS Mortgage Trust
11,338	1.56%, 01/01/2021 ■►	439
	Fieldstone Mortgage Investment Corp.
1,376	0.51%, 04/25/2047 Δ	849

The accompanying notes are an integral part of these financial statements.

5

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.7% - (continued)
Finance and Insurance - 15.3% - (continued)
	Real Estate Credit (Mortgage Banking) - 13.6% - (continued)
	First Franklin Mortgage Loan Trust
$6,725	0.41%, 04/25/2036 Δ	$3,920
	First Horizon Alternative Mortgage Securities
5,857	2.20%, 04/25/2036 Δ	4,569
6,297	2.24%, 09/25/2035 Δ	5,472
	FREMF Mortgage Trust
1,450	3.60%, 05/25/2046 ■	1,282
660	3.74%, 07/25/2046 ■Δ	546
375	4.18%, 05/25/2045 ■	357
	GE Business Loan Trust
1,100	1.17%, 05/15/2034 ■Δ	779
	GMAC Commercial Mortgage Securities, Inc.
195	5.24%, 11/10/2045 Δ	206
	GMAC Mortgage Corp. Loan Trust
1,741	3.48%, 09/19/2035 Δ	1,634
250	3.90%, 04/19/2036 Δ	212
	Goldman Sachs Mortgage Securities Corp.
375	3.38%, 05/10/2045	380
	Goldman Sachs Mortgage Securities Trust
1,480	2.95%, 11/05/2034 ■	1,405
345	5.02%, 11/10/2045 ■Δ	317
	Greenwich Capital Commercial Funding Corp.
2,025	5.74%, 12/10/2049	2,283
989	6.06%, 07/10/2038 ╦Δ	1,087
	GSAA Home Equity Trust
1,889	0.20%, 03/25/2047 Δ	1,106
7,124	0.25%, 02/25/2037 Δ	3,680
1,435	0.26%, 12/25/2036 Δ	723
4,917	0.27%, 03/25/2037 Δ	2,436
1,137	0.33%, 07/25/2036 Δ	546
692	0.40%, 04/25/2047 Δ	398
2,006	5.98%, 06/25/2036	1,099
	GSAMP Trust
1,127	0.27%, 12/25/2046 Δ	596
1,661	0.37%, 11/25/2036 Δ	883
	GSR Mortgage Loan Trust
418	0.67%, 11/25/2035 Δ	309
5,191	2.80%, 01/25/2036 Δ	4,673
	Harborview Mortgage Loan Trust
2,487	0.36%, 01/19/2038 Δ	1,958
3,871	0.39%, 05/19/2047 Δ	1,833
3,018	0.41%, 12/19/2036 Δ	2,016
2,006	0.50%, 09/19/2035 Δ	1,545
	IndyMac Index Mortgage Loan Trust
1,745	0.45%, 07/25/2035 Δ	1,425
325	0.46%, 01/25/2036 Δ	205
4,318	0.57%, 07/25/2046 Δ	2,172
778	2.47%, 08/25/2035 Δ	593
1,247	2.48%, 01/25/2036 Δ	1,139
5,022	2.59%, 03/25/2036 Δ	3,525
63	2.88%, 12/25/2036 Δ	54
	JP Morgan Chase Commercial Mortgage Securities Corp.
911	2.75%, 10/15/2045 ■	602
3,575	2.83%, 10/15/2045 ‡	3,434
1,150	3.91%, 05/05/2030 ■Δ	1,161
625	4.82%, 10/15/2045 ■Δ	564
35	4.92%, 10/15/2042	37
2,064	5.34%, 08/12/2037	2,153
3,575	5.37%, 12/15/2044 ‡Δ	3,830
1,004	5.40%, 05/15/2045	1,102
2,917	5.42%, 01/12/2043 Δ	3,115
795	5.49%, 08/15/2046 ■Δ	780
482	5.90%, 02/12/2049 Δ	540
	JP Morgan Mortgage Trust
1,700	2.74%, 09/25/2035 Δ	1,623
346	2.77%, 04/25/2037 Δ	289
268	2.78%, 05/25/2036 Δ	229
	LB-UBS Commercial Mortgage Trust
2,250	4.95%, 09/15/2030	2,362
2,640	5.20%, 11/15/2030 Δ	2,801
2,415	5.43%, 02/15/2040	2,666
88	5.87%, 09/15/2045	98
365	6.05%, 06/15/2038 Δ	401
1,875	6.32%, 04/15/2041 Δ	2,174
	Lehman Brothers Small Balance Commercial
227	5.31%, 09/25/2030 ■Δ	222
	Lehman XS Trust
1,319	0.38%, 07/25/2046 Δ	1,010
	Merrill Lynch Mortgage Investors Trust
763	2.70%, 07/25/2035 Δ	643
1,000	3.02%, 03/25/2036 Δ	701
	Merrill Lynch Mortgage Trust
570	4.75%, 06/12/2043	594
2,284	5.20%, 09/12/2042	2,374
	Merrill Lynch/Countrywide Commercial Mortgage Trust
13,001	0.88%, 07/12/2046 ►	80
	Morgan Stanley Capital I
43,345	1.11%, 09/15/2047 ■►	1,113
2,050	5.16%, 10/12/2052 Δ	2,193
180	5.45%, 02/12/2044 Δ	198
3,450	5.69%, 04/15/2049 ‡Δ	3,833
812	5.85%, 10/15/2042 Δ	875
	Morgan Stanley Mortgage Loan Trust
3,557	0.34%, 05/25/2036 - 11/25/2036 Δ	1,649
	National Credit Union Administration
1,069	1.84%, 10/07/2020 Δ	1,078
	Residential Accredit Loans, Inc.
2,969	3.26%, 11/25/2037 Δ	1,647
	Residential Asset Securitization Trust
1,187	0.62%, 03/25/2035 Δ	902
	RFMSI Trust
232	3.21%, 04/25/2037 Δ	198
	Securitized Asset Backed Receivables LLC
1,416	0.26%, 07/25/2036 Δ	644
	Sequoia Mortgage Trust
495	2.46%, 07/20/2037 Δ	393

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.7% - (continued)
Finance and Insurance - 15.3% - (continued)
	Real Estate Credit (Mortgage Banking) - 13.6% - (continued)
	Soundview Home Equity Loan Trust, Inc.
$3,900	0.35%, 07/25/2037 Δ	$2,035
4,705	0.41%, 07/25/2036 Δ	2,239
3,520	0.42%, 06/25/2036 ‡Δ	2,294
	Springleaf Mortgage Loan Trust
2,860	3.52%, 12/25/2065 ■	2,812
	Structured Adjustable Rate Mortgage Loan Trust
763	0.47%, 09/25/2034 Δ	654
	Structured Asset Mortgage Investments Trust
1,588	0.39%, 05/25/2046 Δ	869
	UBS-Barclays Commercial Mortgage Trust
3,600	3.18%, 03/10/2046 ‡Δ	3,515
	Wachovia Bank Commercial Mortgage Trust
1,540	5.41%, 10/15/2044 Δ	1,644
	Wells Fargo Alternative Loan Trust
1,968	6.25%, 11/25/2037	1,788
	Wells Fargo Commercial Mortgage Trust
3,915	2.92%, 10/15/2045	3,776
755	4.94%, 10/15/2045 ■Δ	696
	Wells Fargo Mortgage Backed Securities Trust
1,000	5.16%, 10/25/2035 Δ	979
	WF-RBS Commercial Mortgage Trust
365	3.20%, 03/15/2048	357
1,030	4.32%, 03/15/2045 ■Δ	778
225	4.42%, 03/01/2048 Δ	219
1,420	4.61%, 12/15/2045 ■Δ	1,110
4,380	4.90%, 06/15/2044 ■‡	4,867
1,230	5.00%, 06/15/2044 ■	1,028
960	5.75%, 04/15/2045 ■Δ	950
		219,365
		246,718
	Total asset & commercial mortgage backed securities
	(cost $245,309)	$252,631

CORPORATE BONDS - 36.0%
Accommodation and Food Services - 0.1%
	Traveler Accommodation - 0.1%
	Wynn Las Vegas LLC
$1,125	7.75%, 08/15/2020 ‡	$1,268

Administrative Waste Management and Remediation - 0.1%
	Waste Treatment and Disposal - 0.1%
	Clean Harbors, Inc.
150	5.13%, 06/01/2021	152
605	5.25%, 08/01/2020	622
		774
Air Transportation - 0.2%
	Scheduled Air Transportation - 0.2%
	Continental Airlines, Inc.
2,200	4.00%, 10/29/2024 ‡	2,134
	US Airways Group, Inc.
382	6.25%, 04/22/2023	404
		2,538
Apparel Manufacturing - 0.1%
	Accessories and Other Apparel Manufacturing - 0.0%
	PVH Corp.
205	4.50%, 12/15/2022	195

	Cut and Sew Apparel Manufacturing - 0.1%
	Hanesbrands, Inc.
660	6.38%, 12/15/2020	716
	Phillips Van-Heusen Corp.
850	7.38%, 05/15/2020	931
		1,647
		1,842
Arts, Entertainment and Recreation - 2.3%
	Cable and Other Subscription Programming - 1.2%
	CCO Holdings LLC
355	6.63%, 01/31/2022 ╦	368
814	7.38%, 06/01/2020 ╦	889
	DirecTV Holdings LLC
2,195	3.80%, 03/15/2022 ‡	2,105
1,820	5.00%, 03/01/2021 ‡	1,908
	Time Warner Cable, Inc.
1,685	4.50%, 09/15/2042 ‡	1,263
300	5.88%, 11/15/2040	257
	Time Warner Entertainment Co., L.P.
3,190	8.38%, 07/15/2033 ‡	3,493
	Time Warner, Inc.
1,065	3.40%, 06/15/2022	1,052
500	4.75%, 03/29/2021	542
1,650	6.10%, 07/15/2040	1,821
1,100	6.50%, 11/15/2036	1,260
	Viacom, Inc.
3,000	5.63%, 09/15/2019 ╦	3,417
		18,375
	Gambling Industries - 0.0%
	GLP Capital L.P./Finance II
95	4.38%, 11/01/2018 ■	97
400	4.88%, 11/01/2020 ■	403
90	5.38%, 11/01/2023 ■	91
		591
	Motion Picture and Video Industries - 0.0%
	National CineMedia LLC
65	6.00%, 04/15/2022	68

	Newspaper, Periodical, Book and Database Publisher - 0.4%
	Gannett Co., Inc.
2,330	5.13%, 10/15/2019 - 07/15/2020 ■	2,403
	News America, Inc.
3,120	6.15%, 03/01/2037 - 02/15/2041 ‡	3,488
750	6.20%, 12/15/2034	839
		6,730
	Radio and Television Broadcasting - 0.7%
	CBS Corp.
1,600	3.38%, 03/01/2022 ‡	1,564
1,690	4.85%, 07/01/2042	1,567
	Liberty Media Corp.
1,761	8.25%, 02/01/2030	1,876

The accompanying notes are an integral part of these financial statements.

7

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 36.0% - (continued)
Arts, Entertainment and Recreation - 2.3% - (continued)
	Radio and Television Broadcasting - 0.7% - (continued)
	NBC Universal Media LLC
$1,790	5.15%, 04/30/2020	$2,047
1,554	5.95%, 04/01/2041 ‡	1,789
1,045	6.40%, 04/30/2040	1,264
	Starz Financial Corp
335	5.00%, 09/15/2019	338
		10,445
		36,209
Beverage and Tobacco Product Manufacturing - 0.8%
	Beverage Manufacturing - 0.6%
	Anheuser-Busch InBev Worldwide, Inc.
2,800	7.75%, 01/15/2019 ‡	3,546
	Constellation Brands, Inc.
740	6.00%, 05/01/2022 ╦	806
865	7.25%, 05/15/2017 ‡	1,007
	Molson Coors Brewing Co.
865	3.50%, 05/01/2022 ╦	868
	Pernod-Ricard S.A.
3,355	2.95%, 01/15/2017 ■‡	3,501
		9,728
	Tobacco Manufacturing - 0.2%
	Altria Group, Inc.
1,658	10.20%, 02/06/2039 ‡	2,642

		12,370
Chemical Manufacturing - 0.3%
	Agricultural Chemical Manufacturing - 0.1%
	CF Industries Holdings, Inc.
1,335	3.45%, 06/01/2023	1,273

	Basic Chemical Manufacturing - 0.2%
	Ashland, Inc.
455	4.75%, 08/15/2022	437
	Dow Chemical Co.
2,500	8.55%, 05/15/2019 ‡	3,235
		3,672
		4,945
Computer and Electronic Product Manufacturing - 0.2%
	Computer and Peripheral Equipment Manufacturing - 0.2%
	Hewlett-Packard Co.
1,340	2.65%, 06/01/2016	1,375
1,500	4.65%, 12/09/2021	1,519
		2,894
	Navigational, Measuring and Control Instruments - 0.0%
	Esterline Technologies Corp.
820	7.00%, 08/01/2020 ╦	892

		3,786
Construction - 0.1%
	Residential Building Construction - 0.1%
	D.R. Horton, Inc.
515	6.50%, 04/15/2016	568
	Pulte Homes, Inc.
335	7.88%, 06/15/2032	341
	Ryland Group, Inc.
340	5.38%, 10/01/2022	330
		1,239
Fabricated Metal Product Manufacturing - 0.2%
	Boiler, Tank and Shipping Container Manufacturing - 0.1%
	Ball Corp.
545	5.00%, 03/15/2022 ╦	549
1,020	6.75%, 09/15/2020 ‡	1,109
		1,658
	Other Fabricated Metal Product Manufacturing - 0.1%
	Crown Americas, Inc.
425	4.50%, 01/15/2023 ■	399
1,170	6.25%, 02/01/2021	1,240
	Masco Corp.
240	5.95%, 03/15/2022	254
		1,893
	Spring and Wire Product Manufacturing - 0.0%
	Anixter International, Inc.
350	5.63%, 05/01/2019 ╦	368

		3,919
Finance and Insurance - 16.8%
	Agencies, Brokerages and Other Insurance - 0.1%
	Marsh & McLennan Cos., Inc.
1,285	2.55%, 10/15/2018	1,304

	Captive Auto Finance - 0.5%
	Credit Acceptance Corp.
700	9.13%, 02/01/2017 ╦	739
	Ford Motor Credit Co. LLC
1,800	1.70%, 05/09/2016	1,816
410	3.00%, 06/12/2017	427
2,265	4.21%, 04/15/2016	2,417
675	5.00%, 05/15/2018	748
1,675	5.88%, 08/02/2021	1,919
215	6.63%, 08/15/2017	251
		8,317
	Commercial Banking - 1.3%
	Barclays Bank plc
5,350	6.05%, 12/04/2017 ■‡	6,018
	BNP Paribas
4,850	2.38%, 09/14/2017	4,959
	Branch Banking & Trust Co.
2,400	2.30%, 10/15/2018	2,434
	Credit Suisse New York
2,820	5.40%, 01/14/2020	3,122
	State Street Corp.
3,255	4.96%, 03/15/2018	3,607
		20,140
	Consumer Lending - 0.0%
	Minerva Luxembourg S.A.
750	7.75%, 01/31/2023 ■	727

	Depository Credit Banking - 3.4%
	Bank of America Corp.
1,595	2.60%, 01/15/2019	1,606
2,850	5.63%, 07/01/2020 ╦	3,266
1,405	5.75%, 12/01/2017 ‡	1,606
1,470	5.88%, 01/05/2021 ‡	1,705
875	7.63%, 06/01/2019 ‡	1,091

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 36.0% - (continued)
Finance and Insurance - 16.8% - (continued)
	Depository Credit Banking - 3.4% - (continued)
	Citigroup, Inc.
$1,350	1.30%, 04/01/2016	$1,352
1,350	1.70%, 07/25/2016	1,365
975	2.50%, 09/26/2018	984
935	3.50%, 05/15/2023	868
3,210	3.88%, 10/25/2023 ‡	3,210
1,850	4.59%, 12/15/2015 ‡	1,981
600	4.88%, 05/07/2015	632
1,835	6.13%, 08/25/2036 ‡	1,932
1,400	6.63%, 06/15/2032 ‡	1,550
3,025	6.68%, 09/13/2043	3,381
2,208	8.50%, 05/22/2019 ‡	2,857
	HSBC Holdings plc
700	6.50%, 09/15/2037	829
5,325	6.80%, 06/01/2038 ‡	6,511
	PNC Bank NA
905	6.00%, 12/07/2017	1,050
813	6.88%, 04/01/2018	978
	PNC Funding Corp.
4,000	5.25%, 11/15/2015 ‡	4,332
	Santander UK plc
1,070	5.00%, 11/07/2023 ■☼	1,067
	Wells Fargo & Co.
1,740	3.45%, 02/13/2023	1,656
3,175	4.13%, 08/15/2023 ‡	3,175
1,750	4.60%, 04/01/2021 ‡	1,928
4,385	5.38%, 11/02/2043 ‡	4,436
		55,348
	Insurance Carriers - 1.8%
	American International Group, Inc.
1,980	2.38%, 08/24/2015 ‡	2,022
565	3.80%, 03/22/2017 ╦	604
700	8.25%, 08/15/2018	885
	Lincoln National Corp.
3,070	4.00%, 09/01/2023 ‡	3,111
	Massachusetts Mutual Life Insurance Co.
1,172	8.88%, 06/01/2039 ■	1,719
	MetLife, Inc.
2,870	4.37%, 09/15/2023	3,029
	Nationwide Financial Services, Inc.
1,837	5.38%, 03/25/2021 ■	1,974
	Nationwide Mutual Insurance Co.
2,650	9.38%, 08/15/2039 ■‡	3,696
	Prudential Financial, Inc.
2,285	5.10%, 08/15/2043	2,358
	Teachers Insurance & Annuity Association of America
2,558	6.85%, 12/16/2039 ■‡	3,223
	Wellpoint, Inc.
1,100	1.88%, 01/15/2018 ‡	1,096
1,045	2.30%, 07/15/2018	1,049
3,350	5.10%, 01/15/2044 ‡	3,367
		28,133
	International Trade Financing (Foreign Banks) - 1.4%
	BPCE S.A.
2,775	5.70%, 10/22/2023 ■	2,846
	Royal (The) Bank of Scotland plc
2,200	3.95%, 09/21/2015 ‡	2,306
	Royal Bank of Scotland Group plc
3,200	2.55%, 09/18/2015 ‡	3,277
2,535	6.13%, 12/15/2022	2,621
	Santander U.S. Debt S.A.
3,400	3.72%, 01/20/2015 ■╦	3,445
	Societe Generale
500	8.25%, 11/29/2018 §♠	524
	Standard Chartered plc
5,630	5.20%, 01/26/2024 ■‡	5,837
	TSMC Global LTD
2,210	0.95%, 04/03/2016 ■	2,201
		23,057
	Nondepository Credit Banking - 2.2%
	American Express Co.
5,095	2.65%, 12/02/2022	4,786
	Capital One Financial Corp.
3,550	2.15%, 03/23/2015 ‡	3,609
1,750	6.15%, 09/01/2016 ‡	1,963
	CIT Group, Inc.
40	5.00%, 05/15/2017	43
70	5.38%, 05/15/2020	75
2,789	5.50%, 02/15/2019 ■	3,019
485	6.63%, 04/01/2018 ■	550
	Discover Financial Services, Inc.
2,600	5.20%, 04/27/2022	2,760
	General Electric Capital Corp.
3,850	4.63%, 01/07/2021 ‡	4,227
5,150	5.30%, 02/11/2021 ‡	5,736
210	5.88%, 01/14/2038	237
2,950	6.00%, 08/07/2019 ╦	3,491
1,700	6.25%, 12/15/2022 ♠	1,772
	Provident Funding Associates L.P.
140	6.75%, 06/15/2021 ■	143
	SLM Corp.
630	5.50%, 01/15/2019	654
880	7.25%, 01/25/2022 ╦	942
1,245	8.45%, 06/15/2018	1,454
		35,461
	Other Financial Investment Activities - 0.3%
	Ameriprise Financial, Inc.
1,755	4.00%, 10/15/2023	1,801
	BP Capital Markets plc
1,980	3.99%, 09/26/2023	2,040
	Ladder Capital Finance Holdings LLC
1,360	7.38%, 10/01/2017	1,442
		5,283
	Other Investment Pools and Funds - 0.1%
	Fibria Overseas Finance Ltd.
752	7.50%, 05/04/2020 ■	827

	Real Estate Investment Trust (REIT) - 1.8%
	Brandywine Operating Partnership L.P.
2,900	3.95%, 02/15/2023	2,792
	HCP, Inc.
1,300	2.63%, 02/01/2020	1,257
2,175	6.00%, 01/30/2017	2,453

The accompanying notes are an integral part of these financial statements.

9

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 36.0% - (continued)
Finance and Insurance - 16.8% - (continued)
	Real Estate Investment Trust (REIT) - 1.8% - (continued)
	Health Care, Inc. REIT
$1,005	2.25%, 03/15/2018	$1,003
1,000	4.13%, 04/01/2019	1,063
3,450	4.50%, 01/15/2024 ‡	3,492
	Kimco Realty Corp.
3,850	3.13%, 06/01/2023 ‡	3,572
615	4.30%, 02/01/2018	668
	Liberty Property L.P.
950	3.38%, 06/15/2023	893
860	4.13%, 06/15/2022	866
	Mid-America Apartments L.P.
1,540	4.30%, 10/15/2023	1,546
	Realty Income Corp.
1,865	3.25%, 10/15/2022	1,748
1,420	4.65%, 08/01/2023	1,468
	UDR, Inc.
785	3.70%, 10/01/2020	798
	Ventas Realty L.P.
845	2.00%, 02/15/2018	835
1,520	2.70%, 04/01/2020	1,474
2,750	3.25%, 08/15/2022	2,617
		28,545
	Sales Financing - 0.1%
	Imperial Tobacco Finance plc
2,400	3.50%, 02/11/2023 ■	2,293

	Securities and Commodity Contracts and Brokerage - 3.8%
	Bear Stearns & Co., Inc.
1,905	5.55%, 01/22/2017 ‡	2,124
155	7.25%, 02/01/2018	187
	Goldman Sachs Group, Inc.
2,930	5.75%, 01/24/2022 ╦	3,322
2,821	6.00%, 06/15/2020 ╦	3,266
1,900	6.45%, 05/01/2036 ‡	2,001
5,275	6.75%, 10/01/2037 ‡	5,762
	JP Morgan Chase & Co.
2,855	3.38%, 05/01/2023	2,676
5,125	4.35%, 08/15/2021 ‡	5,436
440	4.50%, 01/24/2022 ╦	469
500	4.63%, 05/10/2021	542
4,305	5.63%, 08/16/2043 ‡	4,430
2,745	6.00%, 01/15/2018 ‡	3,175
	Merrill Lynch & Co., Inc.
1,316	5.70%, 05/02/2017	1,461
9,070	6.05%, 05/16/2016 ‡	10,027
2,560	7.75%, 05/14/2038	3,270
	Morgan Stanley
2,000	1.75%, 02/25/2016	2,020
2,375	2.13%, 04/25/2018	2,361
2,275	4.88%, 11/01/2022	2,342
875	5.50%, 01/26/2020	988
3,590	5.75%, 01/25/2021	4,110
505	7.30%, 05/13/2019	617
	UBS AG Stamford CT
680	7.63%, 08/17/2022	775
		61,361
		270,796
Health Care and Social Assistance - 1.6%
	General Medical and Surgical Hospitals - 0.6%
	Community Health Systems, Inc.
1,930	5.13%, 08/15/2018 ‡	2,007
	HCA, Inc.
1,785	6.50%, 02/15/2020	1,986
920	7.25%, 09/15/2020	1,009
1,336	7.50%, 11/15/2095 ‡	1,202
470	8.50%, 04/15/2019	505
	Memorial Sloan-Kettering Cancer Center
1,985	5.00%, 07/01/2042 ‡	2,010
	Tenet Healthcare Corp.
1,575	6.00%, 10/01/2020 ■	1,666
		10,385
	Health and Personal Care Stores - 0.3%
	CVS Caremark Corp.
3,613	8.35%, 07/10/2031 ■‡	4,593

	Offices and Physicians - 0.1%
	Partners Healthcare System, Inc.
1,180	3.44%, 07/01/2021 ‡	1,173

	Pharmaceutical and Medicine Manufacturing - 0.5%
	AbbVie, Inc.
1,840	1.75%, 11/06/2017	1,846
	Amgen, Inc.
2,030	3.63%, 05/15/2022	2,052
	Express Scripts Holding Co.
1,991	2.10%, 02/12/2015	2,022
	Mylan, Inc.
975	1.80%, 06/24/2016 ■	982
1,000	6.00%, 11/15/2018 ■	1,076
		7,978
	Specialty Hospital-Except Psychiatric & Drug Abuse - 0.1%
	Fresenius Medical Care U.S. Finance II, Inc.
1,385	5.63%, 07/31/2019 ■	1,482
260	9.00%, 07/15/2015 ■	290
		1,772
		25,901
Information - 3.7%
	Cable and Other Program Distribution - 0.9%
	Cox Communications, Inc.
7,350	2.95%, 06/30/2023 ■	6,565
	CSC Holdings, Inc.
315	7.63%, 07/15/2018 ╦	363
	DISH DBS Corp.
3,186	5.88%, 07/15/2022 ‡	3,262
1,975	7.88%, 09/01/2019 ‡	2,296
	Rogers Communications, Inc.
740	8.75%, 05/01/2032	982
	TCI Communications, Inc.
685	8.75%, 08/01/2015	780
		14,248
	Data Processing Services - 0.1%
	Audatex North America, Inc.
795	6.00%, 06/15/2021 ■☼	821
875	6.75%, 06/15/2018	935
		1,756

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 36.0% - (continued)
Information - 3.7% - (continued)
	Internet Publishing and Broadcasting - 0.0%
	Netflix, Inc.
$670	5.38%, 02/01/2021 ■	$685

	Other Information Services - 0.1%
	InterActiveCorp
220	4.75%, 12/15/2022	208
	Iron Mountain, Inc.
1,430	6.00%, 08/15/2023	1,455
		1,663
	Software Publishers - 0.2%
	Activision Blizzard
1,880	5.63%, 09/15/2021 ■	1,946
	Brocade Communications Systems, Inc.
1,105	4.63%, 01/15/2023 ■	1,033
		2,979
	Telecommunications - Other - 0.5%
	Sprint Nextel Corp.
1,630	7.00%, 03/01/2020 ■	1,810
547	9.00%, 11/15/2018 ■	663
	Telefonica Emisiones SAU
775	3.99%, 02/16/2016 ╦	813
	UPCB Finance III Ltd.
443	6.63%, 07/01/2020 ■	473
	UPCB Finance VI Ltd.
1,335	6.88%, 01/15/2022 ■	1,438
	Vivendi S.A.
795	2.40%, 04/10/2015 ■╦	815
	Wind Acquisition Finance S.A.
2,090	7.25%, 02/15/2018 ■	2,197
		8,209
	Telecommunications - Wired Carriers - 0.1%
	Unitymedia Hessen GmbH & Co.
1,655	7.50%, 03/15/2019 ■	1,796
	Videotron Ltee
178	9.13%, 04/15/2018	187
		1,983
	Telecommunications - Wireless Carriers - 0.6%
	Qwest Corp.
825	7.25%, 10/15/2035	814
	T-Mobile USA, Inc.
1,035	6.46%, 04/28/2019	1,097
425	6.63%, 04/28/2021	449
1,185	6.73%, 04/28/2022	1,252
165	6.84%, 04/28/2023	175
	Vimpelcom Holdings
1,810	5.95%, 02/13/2023 ■	1,742
	Vodafone Group plc
3,300	4.15%, 06/10/2014 ‡	3,371
		8,900
	Wireless Communications Services - 1.2%
	Altice Financing S.A.
850	7.88%, 12/15/2019 ■	920
	Cellco Partnership - Verizon Wireless Capital LLC
425	8.50%, 11/15/2018	547
	Verizon Communications, Inc.
2,675	3.65%, 09/14/2018	2,845
3,015	5.15%, 09/15/2023	3,271
2,205	6.40%, 02/15/2038	2,480
7,825	6.55%, 09/15/2043 ‡	9,079
		19,142
		59,565
Machinery Manufacturing - 0.2%
	Agriculture, Construction, Mining and Machinery - 0.2%
	Case New Holland, Inc.
3,030	7.88%, 12/01/2017 ‡	3,587

Mining - 0.3%
	Coal Mining - 0.1%
	Consol Energy, Inc.
405	8.00%, 04/01/2017 ╦	429

	Metal Ore Mining - 0.2%
	Glencore Funding LLC
3,235	1.70%, 05/27/2016 ■‡	3,222

	Nonmetallic Mineral Mining and Quarrying - 0.0%
	Vulcan Materials Co.
100	7.15%, 11/30/2037	99
195	7.50%, 06/15/2021	219
		318
		3,969
Miscellaneous Manufacturing - 0.1%
	Aerospace Product and Parts Manufacturing - 0.1%
	BE Aerospace, Inc.
1,321	6.88%, 10/01/2020 ‡	1,457
	Bombardier, Inc.
560	7.75%, 03/15/2020 ■	638
		2,095
Motor Vehicle and Parts Manufacturing - 0.1%
	Motor Vehicle Parts Manufacturing - 0.1%
	Tenneco, Inc.
905	6.88%, 12/15/2020	991

Nonmetallic Mineral Product Manufacturing - 0.1%
	Glass and Glass Product Manufacturing - 0.1%
	Ardagh Packaging Finance plc
865	7.38%, 10/15/2017 ■	930
	Silgan Holdings, Inc.
965	5.00%, 04/01/2020 ╦	960
		1,890
Other Services - 0.0%
	Death Care Services - 0.0%
	Service Corp. International
480	5.38%, 01/15/2022 ■	485

Paper Manufacturing - 0.1%
	Converted Paper Product Manufacturing - 0.0%
	Clearwater Paper Corp.
170	4.50%, 02/01/2023	156

The accompanying notes are an integral part of these financial statements.

11

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 36.0% - (continued)
Paper Manufacturing - 0.1% - (continued)
	Pulp, Paper and Paperboard Mills - 0.1%
	Rock-Tenn Co.
$150	3.50%, 03/01/2020	$149
1,120	4.00%, 03/01/2023	1,096
		1,245
		1,401
Petroleum and Coal Products Manufacturing - 2.7%
	Natural Gas Distribution - 0.1%
	Ferrellgas Partners L.P.
1,204	6.50%, 05/01/2021	1,219

	Oil and Gas Extraction - 2.3%
	Anadarko Petroleum Corp.
1,495	6.38%, 09/15/2017 ‡	1,748
	BG Energy Capital plc
875	4.00%, 10/15/2021 ■	912
	Cenovus Energy, Inc.
7,100	5.20%, 09/15/2043	7,244
	CNPC General Capital
4,000	1.45%, 04/16/2016 ■	3,984
	Continental Resources, Inc.
1,210	5.00%, 09/15/2022 ‡	1,260
	Denbury Resources, Inc.
565	4.63%, 07/15/2023	521
	EDC Finance Ltd.
1,405	4.88%, 04/17/2020 ■	1,394
	Gazprom Neft OAO via GPN Capital S.A.
1,215	4.38%, 09/19/2022 ■	1,144
	Harvest Operations Corp.
736	6.88%, 10/01/2017	790
	Lukoil International Finance B.V.
3,800	3.42%, 04/24/2018 ■‡	3,829
	Nexen, Inc.
1,210	7.50%, 07/30/2039	1,562
	Pemex Project Funding Master Trust
2,575	6.63%, 06/15/2035 ‡	2,794
	Petrobras Global Finance Co.
1,775	3.00%, 01/15/2019	1,689
	Petrobras International Finance Co.
940	5.38%, 01/27/2021	956
2,900	5.75%, 01/20/2020 ‡	3,063
	Pioneer Natural Resources Co.
290	6.65%, 03/15/2017	336
910	7.50%, 01/15/2020	1,129
	Range Resources Corp.
850	6.75%, 08/01/2020	924
	Seadrill Ltd.
1,050	5.63%, 09/15/2017 ■	1,084
		36,363
	Petroleum and Coal Products Manufacturing - 0.2%
	MEG Energy Corp.
481	6.38%, 01/30/2023 ■	484
	Rosneft Oil Co.
730	4.20%, 03/06/2022 ■	684
	Valero Energy Corp.
2,086	9.38%, 03/15/2019 ‡	2,723
		3,891
	Support Activities For Mining - 0.1%
	Transocean, Inc.
1,800	6.38%, 12/15/2021 ‡	2,028

		43,501
Pipeline Transportation - 0.9%
	Pipeline Transportation of Natural Gas - 0.9%
	El Paso Corp.
900	7.00%, 06/15/2017 ‡	1,016
661	7.80%, 08/01/2031 ╦	682
	Energy Transfer Equity L.P.
1,163	7.50%, 10/15/2020	1,343
	Kinder Morgan Energy Partners L.P.
4,000	4.15%, 02/01/2024	3,976
1,380	6.85%, 02/15/2020 ‡	1,656
	Kinder Morgan Finance Co.
4,555	6.00%, 01/15/2018 ■‡	4,960
	MarkWest Energy Partners L.P.
295	5.50%, 02/15/2023	305
571	6.25%, 06/15/2022	620
		14,558
Primary Metal Manufacturing - 0.1%
	Iron and Steel Mills and Ferroalloy Manufacturing - 0.1%
	ArcelorMittal
1,310	9.50%, 02/15/2015 ‡	1,436

Professional, Scientific and Technical Services - 0.1%
	Advertising and Related Services - 0.0%
	Lamar Media Corp.
905	5.88%, 02/01/2022	934

	Computer Systems Design and Related Services - 0.1%
	Flextronics International Ltd.
200	4.63%, 02/15/2020	201
295	5.00%, 02/15/2023	294
	Lender Processing Services, Inc.
566	5.75%, 04/15/2023	590
		1,085
		2,019
Rail Transportation - 0.1%
	Rail Transportation - 0.1%
	Canadian Pacific Railway
725	9.45%, 08/01/2021	992

Real Estate, Rental and Leasing - 1.2%
	Activities Related To Real Estate - 0.1%
	Duke Realty L.P.
1,750	3.63%, 04/15/2023	1,660

	General Rental Centers - 0.1%
	ERAC USA Finance Co.
1,700	6.38%, 10/15/2017 ■‡	1,981

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 36.0% - (continued)
Real Estate, Rental and Leasing - 1.2% - (continued)
	Industrial Machinery and Equipment Rental and Leasing - 0.6%
	International Lease Finance Corp.
$5,850	5.88%, 04/01/2019 ‡	$6,295
801	6.25%, 05/15/2019	873
1,025	6.75%, 09/01/2016 ■	1,139
674	8.88%, 09/01/2017	800
		9,107
	Lessors of Real Estate - 0.4%
	ProLogis L.P.
6,950	3.35%, 02/01/2021 ☼	6,951

		19,699
Retail Trade - 1.8%
	Automobile Dealers - 0.1%
	AutoNation, Inc.
1,170	5.50%, 02/01/2020 ‡	1,253

	Automotive Parts, Accessories and Tire Stores - 0.2%
	AutoZone, Inc.
3,699	3.70%, 04/15/2022 ‡	3,651

	Building Material and Supplies Dealers - 0.1%
	Building Materials Corp.
1,490	6.75%, 05/01/2021 ■	1,620
831	7.50%, 03/15/2020 ■	896
		2,516
	Clothing Stores - 0.3%
	Carter's, Inc.
1,375	5.25%, 08/15/2021 ■	1,396
	Ltd. Brands, Inc.
2,862	5.63%, 02/15/2022	2,948
261	6.95%, 03/01/2033	259
		4,603
	Direct Selling Establishments - 0.6%
	AmeriGas Partners L.P.
640	6.25%, 08/20/2019 ╦	685
	Energy Transfer Partners
2,500	3.60%, 02/01/2023	2,385
3,975	5.95%, 10/01/2043	4,135
2,590	6.50%, 02/01/2042 ‡	2,836
		10,041
	Electronics and Appliance Stores - 0.1%
	Arcelik AS
1,265	5.00%, 04/03/2023 ■	1,147

	Other Miscellaneous Store Retailers - 0.4%
	Hutchison Whampoa International Ltd.
4,600	2.00%, 11/08/2017 ■‡	4,573
	Sally Holdings LLC
660	5.75%, 06/01/2022	685
	Sotheby's
1,025	5.25%, 10/01/2022 ■	979
		6,237
		29,448
Transportation Equipment Manufacturing - 0.2%
	Railroad Rolling Stock Manufacturing - 0.1%
	Kansas City Southern de Mexico S.A. de C.V.
1,385	3.00%, 05/15/2023	1,287

	Ship and Boat Building - 0.1%
	Huntington Ingalls Industries, Inc.
1,710	6.88%, 03/15/2018	1,841

		3,128
Truck Transportation - 0.3%
	Specialized Freight Trucking - 0.3%
	Penske Truck Leasing Co.
3,475	2.88%, 07/17/2018 ■‡	3,496
1,265	4.88%, 07/11/2022 ■	1,299
		4,795
Utilities - 0.9%
	Electric Generation, Transmission and Distribution - 0.9%
	AES (The) Corp.
375	9.75%, 04/15/2016 ╦	443
	Calpine Corp.
20	5.88%, 01/15/2024 ■	20
1,188	7.50%, 02/15/2021 ■‡	1,283
273	7.50%, 02/15/2021 §	295
883	7.88%, 01/15/2023 ■	960
	Carolina Power & Light Co.
1,205	4.10%, 05/15/2042 ‡	1,131
	CenterPoint Energy, Inc.
1,700	6.85%, 06/01/2015 ‡	1,852
	Dolphin Subsidiary II, Inc.
300	7.25%, 10/15/2021	312
	MidAmerican Energy Holdings Co.
3,385	8.48%, 09/15/2028 ‡	4,732
	Pacific Gas & Electric Co.
1,500	8.25%, 10/15/2018 ‡	1,916
	Xcel Energy, Inc.
1,340	6.50%, 07/01/2036	1,618
		14,562
Wholesale Trade - 0.3%
	Beer, Wine, Distilled Alcoholic Beverage Wholesalers - 0.3%
	Heineken N.V.
1,291	1.40%, 10/01/2017 ■	1,276
	SABMiller Holdings, Inc.
3,000	2.45%, 01/15/2017 ■‡	3,098
1,000	3.75%, 01/15/2022 ■	1,025
		5,399
	Total corporate bonds
	(cost $562,536)	$579,107

FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
	Brazil - 0.0%
	Brazil (Republic of)
$1,150	4.25%, 01/07/2025 ☼	$1,124

The accompanying notes are an integral part of these financial statements.

13

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 0.2% - (continued)
	Mexico - 0.2%
	United Mexican States
$3,000	4.75%, 03/08/2044 ‡	$2,812

	Total foreign government obligations
	(cost $4,101)	$3,936

MUNICIPAL BONDS - 1.4%
	General Obligations - 0.5%
	California State GO
$1,300	7.50%, 04/01/2034 ╦	$1,706
	California State GO, Taxable
4,400	7.55%, 04/01/2039 ‡	5,951
		7,657
	Higher Education (Univ., Dorms, etc.) - 0.4%
	Curators University, System Facs Rev Build America Bonds
950	5.79%, 11/01/2041 ╦	1,105
	University of California
2,365	4.60%, 05/15/2031	2,375
3,025	5.00%, 05/15/2038	3,211
		6,691
	Tax Allocation - 0.2%
	New York City, NY, Transitional FA Rev
3,085	5.00%, 11/01/2038 - 05/01/2042 ☼	3,251

	Utilities - Electric - 0.1%
	Municipal Elec Auth Georgia
1,285	6.64%, 04/01/2057 ╦	1,354

	Utilities - Water and Sewer - 0.2%
	San Francisco City & County, CA, Public Utilities
3,515	6.00%, 11/01/2040 ╦	3,986

	Total municipal bonds
	(cost $22,020)	$22,939

SENIOR FLOATING RATE INTERESTS♦ - 4.5%
Accommodation and Food Services - 0.2%
	Traveler Accommodation - 0.2%
	Caesars Entertainment Operating Co., Inc.
$1,154	4.49%, 01/28/2018	$1,058
1,174	5.49%, 01/28/2018	1,100
	Hilton Worldwide Holdings, Inc.
1,115	4.00%, 10/26/2020	1,121
		3,279
Administrative Waste Management and Remediation - 0.1%
	Business Support Services - 0.1%
	Audio Visual Services Group, Inc.
515	6.75%, 11/09/2018	521
	ISS A/S
324	3.75%, 04/30/2018	325
		846
Air Transportation - 0.1%
	Scheduled Air Transportation - 0.1%
	Delta Air Lines, Inc.
452	4.00%, 10/18/2018	453
	United Airlines, Inc.
642	4.00%, 04/01/2019	645
		1,098
Apparel Manufacturing - 0.0%
	Apparel Knitting Mills - 0.0%
	PVH Corp.
296	3.25%, 02/13/2020	296

Arts, Entertainment and Recreation - 0.2%
	Cable and Other Subscription Programming - 0.0%
	Cequel Communications LLC
234	3.50%, 02/14/2019	234
	CSC Holdings, Inc.
439	2.67%, 04/12/2020	435
		669
	Gambling Industries - 0.1%
	MGM Resorts International
620	3.50%, 12/20/2019	619
	Seminole (The) Tribe of Florida, Inc.
647	3.00%, 04/29/2020	645
		1,264
	Newspaper, Periodical, Book and Database Publisher - 0.1%
	Tribune Co.
1,479	4.00%, 12/31/2019	1,478

	Radio and Television Broadcasting - 0.0%
	Sinclair Television Group, Inc.
294	3.00%, 10/29/2016	290

	Spectator Sports - 0.0%
	Penn National Gaming, Inc.
260	10/23/2020 ◊☼	260

		3,961
Beverage and Tobacco Product Manufacturing - 0.1%
	Beverage Manufacturing - 0.1%
	Constellation Brands, Inc.
1,072	2.75%, 05/01/2020	1,070

Chemical Manufacturing - 0.2%
	Basic Chemical Manufacturing - 0.2%
	Huntsman International LLC, Extended Term Loan B
350	2.72%, 04/19/2017	350
	Pinnacle Operating Corp.
1,169	3.25%, 04/29/2020	1,167
396	4.75%, 11/15/2018	398
	PQ Corp.
596	4.50%, 08/07/2017	600
		2,515
	Other Chemical and Preparations Manufacturing - 0.0%
	Cytec Industries, Inc.
107	4.50%, 10/04/2019	108
	DuPont Performance Coatings, Inc.
134	4.75%, 02/01/2020	135
	Monarch, Inc.
207	4.50%, 10/04/2019	208

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 4.5% - (continued)
Chemical Manufacturing - 0.2% - (continued)
	Other Chemical and Preparations Manufacturing - 0.0% - (continued)
	Utex Industries, Inc.
$105	4.75%, 04/10/2020	$105
		556
	Paint, Coating and Adhesive Manufacturing - 0.0%
	Tronox Pigments Holland
489	4.50%, 03/19/2020	493

		3,564
Computer and Electronic Product Manufacturing - 0.1%
	Computer and Peripheral - 0.1%
	CDW LLC
1,284	3.50%, 04/29/2020	1,278

	Semiconductor, Electronic Components - 0.0%
	NXP Semiconductors N.V.
715	4.75%, 01/10/2020	722

		2,000
Construction - 0.0%
	Construction - Other Specialty Trade Contractors - 0.0%
	Brand Energy & Infrastructure Services, Inc.
287	6.25%, 10/23/2018	288

	Other Heavy Construction - 0.0%
	Aluma Systems, Inc.
69	6.25%, 10/23/2018	69

		357
Educational Services - 0.0%
	Educational Support Services - 0.0%
	Bright Horizons Family Solutions, Inc.
144	4.00%, 01/30/2020	145

Finance and Insurance - 0.4%
	Activities Related To Credit Banking - 0.1%
	Evertec LLC
953	3.50%, 04/17/2020	922

	Agencies, Brokerages and Other Insurance - 0.0%
	Cooper Gay Swett & Crawford Ltd.
364	5.00%, 04/16/2020	359
	USI Insurance Services LLC
417	5.00%, 12/27/2019	419
		778
	Captive Auto Finance - 0.1%
	Chrysler Group LLC
1,790	4.25%, 05/24/2017	1,805

	Insurance Carriers - 0.0%
	Asurion LLC
506	4.50%, 05/24/2019	506

	Other Financial Investment Activities - 0.2%
	Nuveen Investments, Inc.
2,051	4.17%, 05/13/2017	2,038
	Ocwen Financial Corp.
189	5.00%, 02/15/2018	192
	Walter Investment Management
899	5.75%, 11/28/2017	907
		3,137
		7,148
Food Manufacturing - 0.3%
	Fruit and Vegetable Preserving and Specialty Foods - 0.1%
	Dole Food Co., Inc.
1,169	3.75%, 04/01/2020	1,173

	Other Food Manufacturing - 0.2%
	H.J. Heinz Co.
2,274	3.50%, 06/05/2020	2,290
	Hostess Brands, Inc.
160	6.75%, 04/09/2020	164
	U.S. Foodservice, Inc.
461	4.50%, 03/31/2019	462
		2,916
		4,089
Food Services - 0.1%
	Full-Service Restaurants - 0.1%
	OSI Restaurant Partners, Inc.
1,736	3.50%, 10/28/2019	1,738

Furniture and Related Product Manufacturing - 0.1%
	Household, Institution Furniture, Kitchen Cabinet - 0.1%
	Tempur-Pedic International, Inc.
450	3.50%, 03/18/2020	450

	Other Furniture Related Product Manufacturing - 0.0%
	Wilsonart International Holding LLC
318	4.00%, 10/31/2019	314

		764
Health Care and Social Assistance - 0.1%
	General Medical and Surgical Hospitals - 0.1%
	HCA, Inc.
975	2.92%, 05/01/2018	976
575	3.00%, 03/31/2017	576
		1,552
	Scientific Research and Development Services - 0.0%
	IMS Health, Inc.
287	3.75%, 09/01/2017	288

		1,840
Information - 0.9%
	Cable and Other Program Distribution - 0.3%
	Charter Communications Operating LLC, Term Loan E
1,377	3.00%, 07/01/2020	1,362
	Charter Communications Operating LLC, Term Loan F
494	3.00%, 12/31/2020	488
	UPC Financing Partnership
520	3.25%, 06/30/2021	517
335	4.00%, 01/31/2021	337
	Virgin Media Finance plc
1,970	3.50%, 06/08/2020	1,969
		4,673

The accompanying notes are an integral part of these financial statements.

15

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 4.5% - (continued)
Information - 0.9% - (continued)
	Data Processing Services - 0.2%
	Emdeon, Inc.
$647	3.75%, 11/02/2018	$648
	First Data Corp.
830	4.17%, 03/24/2017 - 09/24/2018	831
	First Data Corp., Extended 1st Lien Term Loan
2,555	4.17%, 03/23/2018	2,556
		4,035
	Software Publishers - 0.2%
	Epicor Software Corp.
199	4.50%, 05/16/2018	200
	Infor US, Inc.
900	5.25%, 04/05/2018	907
	Kronos, Inc.
938	4.50%, 10/30/2019	942
175	9.75%, 04/30/2020	180
	Web.com Group, Inc.
435	4.50%, 10/27/2017	439
		2,668
	Telecommunications - Other - 0.1%
	Nine Entertainment Group Ltd.
562	3.25%, 02/05/2020	560
	Sorenson Communications, Inc.
851	9.50%, 10/31/2014	860
		1,420
	Telecommunications - Wireless Carriers - 0.0%
	Alcatel-Lucent
208	5.75%, 01/30/2019	211
	Light Tower Fiber LLC
239	4.50%, 04/13/2020	240
	Syniverse Holdings, Inc.
456	4.00%, 04/23/2019	457
		908
	Wireless Communications Services - 0.1%
	Leap Wireless International, Inc.
1,207	4.75%, 03/08/2020	1,212

		14,916
Media - 0.0%
	Broadcasting - 0.0%
	Affinia Group, Inc.
309	4.75%, 04/25/2020	312

Mining - 0.2%
	Metal Ore Mining - 0.1%
	Fortescue Metals Group Ltd.
1,109	5.25%, 10/18/2017	1,111

	Mining and Quarrying Nonmetallic Mineral - 0.1%
	Arch Coal, Inc.
1,376	5.75%, 05/16/2018	1,333

		2,444
Miscellaneous Manufacturing - 0.2%
	Aerospace Product and Parts Manufacturing - 0.1%
	DigitalGlobe, Inc.
363	3.75%, 01/15/2020	365
	Doncasters plc
1,249	5.50%, 04/09/2020	1,258
	Hamilton Sundstrand Corp.
347	4.00%, 12/13/2019	347
		1,970
	Miscellaneous Manufacturing - 0.1%
	Reynolds Group Holdings, Inc.
762	4.75%, 09/28/2018	768

		2,738
Motor Vehicle and Parts Manufacturing - 0.1%
	Motor Vehicle Parts Manufacturing - 0.1%
	Federal Mogul Corp., Tranche B Term Loan
567	2.12%, 12/29/2014	561
	Federal Mogul Corp., Tranche C Term Loan
334	2.12%, 12/28/2015	331
	Tower Automotive Holdings USA LLC
632	4.75%, 04/23/2020	638
		1,530
Other Services - 0.0%
	Commercial/Industrial Machine and Equipment - 0.0%
	Apex Tool Group LLC
104	4.50%, 01/31/2020	105

Petroleum and Coal Products Manufacturing - 0.1%
	Oil and Gas Extraction - 0.1%
	Dynegy Power LLC
246	4.00%, 04/23/2020	246
	Ruby Western Pipeline Holdings LLC
591	3.50%, 03/27/2020	592
		838
Pipeline Transportation - 0.1%
	Pipeline Transportation of Crude Oil - 0.0%
	Philadelphia Energy Solutions LLC
368	6.25%, 04/04/2018	330

	Pipeline Transportation of Natural Gas - 0.1%
	EP Energy LLC
645	4.50%, 04/30/2019	648

		978
Plastics and Rubber Products Manufacturing - 0.1%
	Plastics Product Manufacturing - 0.1%
	Berry Plastics Group, Inc.
1,542	3.50%, 02/08/2020	1,536
	Consolidated Container Co.
515	5.00%, 07/03/2019	517
		2,053
Primary Metal Manufacturing - 0.1%
	Alumina and Aluminum Production and Processing - 0.1%
	Novelis, Inc.
2,286	3.75%, 03/10/2017	2,294

The accompanying notes are an integral part of these financial statements.

16

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 4.5% - (continued)
Professional, Scientific and Technical Services - 0.1%
	Professional Services - Computer System Design and Related - 0.1%
	MoneyGram International, Inc.
$781	4.25%, 03/27/2020	$783
	SunGard Data Systems, Inc.
352	4.50%, 01/31/2020	354
		1,137
Real Estate, Rental and Leasing - 0.0%
	Automotive Equipment Rental and Leasing - 0.0%
	Hertz (The) Corp.
418	3.00%, 03/11/2018	418

Retail Trade - 0.5%
	Automobile Dealers - 0.0%
	TI Automotive Ltd.
408	5.50%, 03/28/2019	413

	Building Material and Supplies Dealers - 0.0%
	American Builders & Contractors Supply Co.
425	3.50%, 04/16/2020	425

	Grocery Stores - 0.0%
	Sprouts Farmers Markets Holdings LLC
248	4.00%, 04/23/2020	248

	Other Miscellaneous Store Retailers - 0.1%
	ARAMARK Corp.
1,120	3.75%, 07/26/2016	1,123
340	4.00%, 09/09/2019	341
	Rite Aid Corp.
318	4.00%, 02/21/2020	320
115	5.75%, 08/21/2020	118
		1,902
	Specialty Food Stores - 0.2%
	Weight Watchers International, Inc.
2,647	3.75%, 04/02/2020	2,430

	Sporting Goods, Hobby and Musical Instrument Store - 0.2%
	EB Sports Corp.
2,209	11.50%, 12/31/2015 Þ	2,198
	Michaels Stores, Inc.
458	3.75%, 01/28/2020	459
		2,657
		8,075
Truck Transportation - 0.0%
	Freight Trucking - General - 0.0%
	Nexeo Solutions LLC
292	5.00%, 09/09/2017	288

Utilities - 0.1%
	Electric Generation, Transmission and Distribution - 0.1%
	Star West Generation LLC
1,373	4.25%, 03/13/2020	1,383

	Total senior floating rate interests
	(cost $71,592)	$71,704
U.S. GOVERNMENT AGENCIES - 41.6%
	FHLMC - 7.7%
32,161	0.56%, 10/25/2020 ►	547
14,042	2.16%, 08/25/2018 ►	1,149
24,000	3.00%, 11/15/2043 ●☼	23,573
14,300	3.50%, 11/15/2043 ☼	14,615
37,807	4.00%, 08/01/2025 - 11/15/2043 ‡☼	39,795
15,400	4.50%, 11/15/2043 ☼	16,435
18,580	5.50%, 11/01/2037 - 06/01/2041 ‡	20,083
2,390	5.98%, 01/15/2039 ►●	314
3,937	6.00%, 01/01/2023 - 06/01/2038	4,334
3,288	6.24%, 05/15/2037 ►	533
11,723	6.30%, 01/15/2041 ►	1,698
5,838	6.48%, 12/15/2036 ►	901
		123,977
	FNMA - 19.2%
3,227	2.14%, 11/01/2022	3,034
4,638	2.15%, 10/01/2022 ‡	4,393
2,212	2.20%, 12/01/2022	2,087
1,295	2.28%, 11/01/2022	1,229
1,094	2.34%, 11/01/2022	1,042
990	2.40%, 10/01/2022	948
860	2.42%, 11/01/2022	824
882	2.47%, 11/01/2022	848
25,950	2.50%, 11/12/2028 - 11/15/2043 ☼	25,502
81,510	3.00%, 11/15/2028 - 11/15/2043 ☼	81,263
80,700	3.50%, 12/15/2025 - 12/15/2043 ☼	83,023
35,540	4.00%, 06/01/2025 - 11/15/2043 ☼	37,483
1,275	4.02%, 11/01/2028 ☼	1,301
26,239	4.50%, 08/01/2024 - 11/15/2043 ☼	28,053
5,275	5.00%, 04/01/2018 - 12/15/2043 ☼	5,682
3,672	5.50%, 06/25/2042 ►	515
20,371	5.50%, 01/01/2017 - 11/15/2043 ‡☼	22,219
6,469	6.00%, 11/01/2013 - 10/01/2038	7,090
5,958	6.03%, 11/25/2039 ►	906
14,923	6.41%, 10/25/2036 - 09/25/2040 ►	2,389
82	7.00%, 10/01/2037	94
75	7.50%, 12/01/2029 - 09/01/2031	86
		310,011
	GNMA - 14.7%
36,600	3.00%, 11/15/2043 ☼	36,480
44,298	3.50%, 05/15/2042 - 11/15/2043 ☼	46,020
41,502	4.00%, 09/20/2040 - 11/30/2043 ‡☼	44,384
51,836	4.50%, 07/15/2033 - 11/15/2043 ☼	56,132
25,216	5.00%, 08/15/2039 - 11/15/2043 ‡☼	27,557
5,827	5.50%, 05/15/2033 - 11/15/2043 ☼	6,392
17,028	6.00%, 02/15/2029 - 06/15/2041 ‡	18,844
859	6.50%, 09/15/2028 - 07/15/2032	970
		236,779
	Total U.S. government agencies
	(cost $667,198)	$670,767

U.S. GOVERNMENT SECURITIES - 20.9%
U.S. Treasury Securities - 20.9%
	U.S. Treasury Bonds - 2.4%
$230	2.88%, 05/15/2043 ╦	$197
27,765	3.63%, 08/15/2043 ‡	27,730
252	4.38%, 05/15/2041 ╦	288
7,410	6.25%, 05/15/2030 ‡	10,363
		38,578

The accompanying notes are an integral part of these financial statements.

17

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
U.S. GOVERNMENT SECURITIES - 20.9% - (continued)
U.S. Treasury Securities - 20.9% - (continued)
	U.S. Treasury Notes - 18.5%
$48,125	0.25%, 07/31/2015 ╦	$48,119
91,450	0.63%, 07/15/2014 - 04/30/2018 ╦‡	90,509
129,865	0.88%, 04/30/2017 ╦	130,230
4,700	3.13%, 04/30/2017 □	5,078
23,055	4.25%, 11/15/2014 ╦	24,033
		297,969
		336,547
	Total U.S. government securities
	(cost $336,130)	$336,547

Contracts
CALL OPTIONS PURCHASED - 0.1%
	Interest Rate Contracts - 0.1%
	Interest Rate Swaption USD
14,400	Expiration: 10/10/2023, Exercise Rate: 4.31%	$1,690

	Total call options purchased
	(cost $1,548)	$1,690

PUT OPTIONS PURCHASED - 0.2%
	Interest Rate Contracts - 0.2%
	Interest Rate Swaption USD
33,935	Expiration: 10/27/2014, Exercise Rate: 3.35%	$764
14,400	Expiration: 10/10/2023, Exercise Rate: 4.31%	1,549
		2,313
	Total put options purchased
	(cost $2,316)	$2,313

Shares or Principal Amount
PREFERRED STOCKS - 0.1%
	Diversified Banks - 0.0%
—	U.S. Bancorp	$367

	Other Diversified Financial Services - 0.1%
23	Citigroup Capital XIII	628

	Thrifts and Mortgage Finance - 0.0%
85	Federal Home Loan Mortgage Corp.	605

	Total preferred stocks
	(cost $3,108)	$1,600

	Total long-term investments
	(cost $1,915,858)	$1,943,234
SHORT-TERM INVESTMENTS - 6.3%
Repurchase Agreements - 6.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $8,280, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $8,445)
$8,280	0.10%, 10/31/2013	$8,280
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $2,864, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $2,921)
2,864	0.09%, 10/31/2013	2,864
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $13,281, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $13,546)
13,281	0.08%, 10/31/2013	13,281
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $37,661,
collateralized by U.S. Treasury Bill 0.01%
- 0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S.
Treasury Note 0.25% - 4.75%, 2013 -
	2022, value of $38,415)
37,661	0.09%, 10/31/2013	37,661
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $15,184,
collateralized by FHLMC 2.50% - 7.50%,
2026 - 2043, FNMA 3.00% - 7.00%, 2026
- 2043, GNMA 2.67% - 5.00%, 2024 -
	2048, value of $15,488)
15,184	0.12%, 10/31/2013	15,184
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $8,963, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $9,142)
8,963	0.09%, 10/31/2013	8,963
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $15,775, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $16,120)
15,775	0.10%, 10/31/2013	15,775

The accompanying notes are an integral part of these financial statements.

18

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 6.3% - (continued)
Repurchase Agreements - 6.3% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $78, collateralized by U.S. Treasury Note 0.63%, 2017, value of $80)
$78	0.09%, 10/31/2013		$78
			102,086
	Total short-term investments
	(cost $102,086)		$102,086

	Total investments
	(cost $2,017,944) ▲	127.0%	$2,045,320
	Other assets and liabilities	(27.0)%	(434,745)
	Total net assets	100.0%	$1,610,575

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $2,018,652 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$42,693
Unrealized Depreciation	(16,025)
Net Unrealized Appreciation	$26,668

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $468,916 at October 31, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $15,198 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $7,014, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2013.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2013.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $180,695, which represents 11.2% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $819, which represents 0.1% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the next call date.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Þ	This security may pay interest in additional principal instead of cash.

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at October 31, 2013, as listed in the table below:

Futures Contracts Outstanding at October 31, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	52	12/31/2013	$11,449	$11,462	$13
U.S. Treasury 30-Year Bond Future	73	12/19/2013	9,830	9,841	11
U.S. Treasury 5-Year Note Future	1,307	12/31/2013	157,774	159,046	1,272
					$1,296
Short position contracts:
U.S. Treasury 10-Year Note Future	1,605	12/19/2013	$202,470	$204,412	$(1,942)
U.S. Treasury Ultra Long Term Bond Future	105	12/19/2013	14,846	15,130	(284)
					$(2,226)
					$(930)

* The number of contracts does not omit 000's.

Securities Sold Short Outstanding at October 31, 2013

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC TBA, 5.50%	$18,700	12/15/2043	$20,256	$(32)
FNMA TBA, 4.50%	50,400	11/15/2043	53,952	(31)
FNMA TBA, 6.00%	2,700	11/01/2043	2,957	(3)
GNMA TBA, 3.00%	38,400	11/15/2042	38,310	(563)
GNMA TBA, 3.50%	17,200	11/15/2043	17,834	(332)
GNMA TBA, 4.00%	32,200	11/15/2043	34,238	(104)
GNMA TBA, 4.00%	9,500	11/30/2043	10,131	(150)
			$177,678	$(1,215)

At October 31, 2013, the aggregate value of these securities represents 11.0% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BRL	Buy	11/04/2013	BCLY	$4,730	$4,749	$19
BRL	Buy	11/04/2013	RBC	3,992	3,922	(70)
BRL	Buy	12/03/2013	RBC	3,992	3,895	(97)
BRL	Buy	11/04/2013	SCB	842	827	(15)
BRL	Buy	12/03/2013	SCB	787	780	(7)
BRL	Sell	11/04/2013	BCLY	4,836	4,750	86
BRL	Sell	11/04/2013	RBC	4,018	3,922	96
BRL	Sell	11/04/2013	SCB	848	827	21
						$33

Credit Default Swap Contracts Outstanding at October 31, 2013

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AA.6	BCLY	$2,967	(0.32)%	07/25/45	$1,082	$754	$(328)
ABX.HE.AAA.6	BCLY	5,287	(0.18)%	07/25/45	554	191	(363)

The accompanying notes are an integral part of these financial statements.

20

Credit Default Swap Contracts Outstanding at October 31, 2013 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices: - (continued)
Buy protection: - (continued)
ABX.HE.AAA.6	CSI		$1,856	(0.18)%	07/25/45	$28	$67	$39
ABX.HE.AAA.6	GSC		3,453	(0.18)%	07/25/45	311	125	(186)
ABX.HE.AAA.6	JPM		276	(0.18)%	07/25/45	10	10	–
ABX.HE.AAA.6	JPM		690	(0.18)%	07/25/45	26	25	(1)
ABX.HE.AAA.6	MSC		416	(0.18)%	07/25/45	14	15	1
ABX.HE.AAA.6	MSC		416	(0.18)%	07/25/45	34	15	(19)
ABX.HE.PENAAA.6	BCLY		154	(0.11)%	05/25/46	25	29	4
ABX.HE.PENAAA.6	GSC		2,491	(0.11)%	05/25/46	623	462	(161)
ABX.HE.PENAAA.6	JPM		2,673	(0.11)%	05/25/46	666	495	(171)
ABX.HE.PENAAA.6	MSC		1,305	(0.11)%	05/25/46	316	242	(74)
ABX.HE.PENAAA.7	GSC		1,164	(0.09)%	08/25/37	483	395	(88)
CMBX.NA.A.1	BOA		1,295	(0.35)%	10/12/52	413	494	81
CMBX.NA.A.1	DEUT		2,490	(0.35)%	10/12/52	1,150	951	(199)
CMBX.NA.A.1	GSC		1,155	(0.35)%	10/12/52	523	441	(82)
CMBX.NA.A.1	MSC		350	(0.35)%	10/12/52	145	134	(11)
CMBX.NA.AA.1	CSI		3,055	(0.25)%	10/12/52	699	571	(128)
CMBX.NA.AA.1	DEUT		3,050	(0.25)%	10/12/52	644	570	(74)
CMBX.NA.AA.1	UBS		7,940	(0.25)%	10/12/52	1,812	1,484	(328)
CMBX.NA.AA.2	BOA		4,225	(0.15)%	03/15/49	1,608	1,503	(105)
CMBX.NA.AA.2	CSI		730	(0.15)%	03/15/49	256	260	4
CMBX.NA.AA.2	GSC		635	(0.15)%	03/15/49	222	226	4
CMBX.NA.AA.2	GSC		370	(0.15)%	03/15/49	146	132	(14)
CMBX.NA.AA.2	JPM		350	(0.15)%	03/15/49	132	125	(7)
CMBX.NA.AA.2	MSC		635	(0.15)%	03/15/49	222	226	4
CMBX.NA.AA.2	MSC		1,355	(0.15)%	03/15/49	530	483	(47)
CMBX.NA.AJ.1	DEUT		655	(0.84)%	10/12/52	46	42	(4)
CMBX.NA.AJ.1	JPM		175	(0.84)%	10/12/52	12	11	(1)
CMBX.NA.AJ.1	MSC		1,170	(0.84)%	10/12/52	82	74	(8)
CMBX.NA.AJ.4	MSC		1,867	(0.96)%	02/17/51	730	474	(256)
CMBX.NA.AM.2	CSI		3,645	(0.50)%	03/15/49	223	158	(65)
CMBX.NA.AM.2	DEUT		3,645	(0.50)%	03/15/49	210	158	(52)
CMBX.NA.AM.2	MSC		705	(0.50)%	03/15/49	35	31	(4)
CMBX.NA.AM.4	BOA		890	(0.50)%	02/17/51	107	75	(32)
CMBX.NA.AM.4	CSI		510	(0.50)%	02/17/51	59	43	(16)
CMBX.NA.AM.4	GSC		475	(0.50)%	02/17/51	59	40	(19)
CMBX.NA.AM.4	MSC		2,155	(0.50)%	02/17/51	370	182	(188)
ITRX.XOV.19	ICE	EUR	2,127	(5.00)%	06/20/18	(122)	(247)	(125)
ITRX.XOV.20	ICE	EUR	3,200	(5.00)%	12/20/18	(279)	(306)	(27)
Total						$14,206	$11,160	$(3,046)
Sell protection:
ABX.HE.AAA.6	CSI		$390	0.11%	05/25/46	$(127)	$(100)	$27
ABX.HE.AAA.6	DEUT		5,325	0.11%	05/25/46	(1,679)	(1,363)	316
CDX.EM.20	GSC		14,555	5.00%	12/20/18	1,600	1,551	(49)
CDX.NA.IG.20	CME		24,770	1.00%	06/20/18	350	397	47
CDX.NA.IG.21	CME		31,985	1.00%	12/20/18	395	432	37
CMBX.NA.AA.4	MSC		5,414	1.65%	02/17/51	(3,405)	(3,082)	323
CMBX.NA.AAA.6	CSI		17,545	0.50%	05/11/63	(461)	(652)	(191)
CMBX.NA.AAA.6	CSI		1,595	0.50%	05/11/63	(82)	(59)	23
CMBX.NA.AAA.6	DEUT		5,425	0.50%	05/11/63	(132)	(202)	(70)
CMBX.NA.AAA.6	JPM		1,195	0.50%	05/11/63	(39)	(44)	(5)
CMBX.NA.AAA.6	UBS		12,370	0.50%	05/11/63	(311)	(461)	(150)
CMBX.NA.BB.6	CSI		1,280	5.00%	05/11/63	(23)	(100)	(77)
CMBX.NA.BB.6	CSI		845	5.00%	05/11/63	(72)	(66)	6
CMBX.NA.BB.6	CSI		1,160	5.00%	05/11/63	7	(91)	(98)
CMBX.NA.BB.6	MSC		750	5.00%	05/11/63	(61)	(59)	2

The accompanying notes are an integral part of these financial statements.

21

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Credit Default Swap Contracts Outstanding at October 31, 2013 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.6	MSC		$800	5.00%	05/11/63	$(51)	$(62)	$(11)
CMBX.NA.BB.6	UBS		920	5.00%	05/11/63	24	(72)	(96)
CMBX.NA.BB.6	UBS		585	5.00%	05/11/63	(29)	(46)	(17)
CMBX.NA.BBB-.6	CSI		331	3.00%	05/11/63	(19)	(19)	–
CMBX.NA.BBB-.6	CSI		2,150	3.00%	05/11/63	(186)	(125)	61
CMBX.NA.BBB-.6	CSI		3,010	3.00%	05/11/63	8	(174)	(182)
CMBX.NA.BBB-.6	DEUT		2,026	3.00%	05/11/63	(58)	(117)	(59)
ITRX.EUR.20	ICE	EUR	7,405	1.00%	12/20/18	77	83	6
PrimeX.ARM.1	MSC		569	4.42%	06/25/36	16	58	42
PrimeX.ARM.2	MSC		3,861	4.58%	06/25/36	(283)	116	399
PrimeX.ARM.2	MSC		372	4.58%	12/25/37	12	11	(1)
PrimeX.FRM.1	JPM		423	4.42%	07/25/36	43	43	–
Total						$(4,486)	$(4,203)	$283
Total traded indices						$9,720	$6,957	$(2,763)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

Interest Rate Swap Contracts Outstanding at October 31, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
GSC	1.73% Fixed	6M EURIBOR	EUR	19,200	01/09/23	$–	$301	$301
JPM	3M STIBOR	2.16% Fixed	SEK	199,800	01/09/23	–	(1,158)	(1,158)
						$–	$(857)	$(857)

* Notional shown in U.S. dollars unless otherwise noted.

Spreadlock Swap Contracts Outstanding at October 31, 2013

Counterparty	Strike		Notional Amount	Determination Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CBK†	0.73	%*	210,700	04/21/14	$–	$37	$37
CBK†	0.75	%*	122,000	03/26/14	–	2	2
					$–	$39	$39

*	This is a spreadlock swap between the 10-Year constant maturity swap curve ("CMS") and the yield to maturity on a 30-Year FNMA. If the yield to maturity on the 30-Year FNMA minus the 10-Year CMS rate is greater than the strike, the Fund will receive money from the counterparty based on this differential. If the yield to maturity on the 30-Year FNMA minus the 10-Year CMS rate is less than the strike, the Fund will pay the counterparty.

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value of these securities was $39, which rounds to zero percent of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

22

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CME	Chicago Mercantile Exchange
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
EUR	EURO
SEK	Swedish Krona
USD	U.S. Dollar

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.EUR	Markit iTraxx - Europe
ITRX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
PrimeX.FRM	Markit PrimeX Fixed Rate Mortgage Backed Security

Municipal Bond Abbreviations:
FA	Finance Authority
GO	General Obligation
Rev	Revenue

Other Abbreviations:
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
STIBOR	Stockholm Interbank Offer Rate

The accompanying notes are an integral part of these financial statements.

23

The Hartford Total Return Bond Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$252,631	$–	$207,741	$44,890
Call Options Purchased	1,690	–	1,690	–
Corporate Bonds	579,107	–	576,569	2,538
Foreign Government Obligations	3,936	–	3,936	–
Municipal Bonds	22,939	–	22,939	–
Preferred Stocks	1,600	1,233	367	–
Put Options Purchased	2,313	410	1,903	–
Senior Floating Rate Interests	71,704	–	71,704	–
U.S. Government Agencies	670,767	–	669,466	1,301
U.S. Government Securities	336,547	27,730	308,817	–
Short-Term Investments	102,086	–	102,086	–
Total	$2,045,320	$29,373	$1,967,218	$48,729
Credit Default Swaps *	1,426	–	1,426	–
Foreign Currency Contracts *	222	–	222	–
Futures *	1,296	1,296	–	–
Interest Rate Swaps *	301	–	301	–
Spreadlock Swaps *	39	–	–	39
Total	$3,284	$1,296	$1,949	$39
Liabilities:
Securities Sold Short	$177,678	$–	$177,678	$–
Total	$177,678	$–	$177,678	$–
Credit Default Swaps *	4,189	–	4,189	–
Foreign Currency Contracts *	189	–	189	–
Futures *	2,226	2,226	–	–
Interest Rate Swaps *	1,158	–	1,158	–
Total	$7,762	$2,226	$5,536	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$32,083	$4,748	$(998	)†	$2,965	$31,400	$(25,308)	$—	$—	$44,890
Corporate Bonds	3,861	18	(197	)‡	(2)	—	(1,059)	—	(83)	2,538
Options Purchased	2	(238)	236		—	—	—	—	—	—
U.S. Government Agencies	18,257	—	(10	)§	—	(16,946)	—	—	—	1,301
Total	$54,203	$4,528	$(969)		$2,963	$14,454	$(26,367)	$—	$(83)	$48,729
Swaps**	$—	$—	$39	††	$—	$—	$—	$—	$—	$39
Total	$—	$—	$39		$—	$—	$—	$—	$—	$39

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $290.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $(197).
§	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was zero.
**	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
††	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $39.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

24

The Hartford Total Return Bond Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,017,944)	$2,045,320
Cash	82
Unrealized appreciation on foreign currency contracts	222
Unrealized appreciation on OTC swap contracts	1,676
Receivables:
Investment securities sold	519,401
Fund shares sold	1,305
Dividends and interest	10,520
Variation margin on financial derivative instruments	310
OTC swap premiums paid	16,317
Other assets	78
Total assets	2,595,231
Liabilities:
Unrealized depreciation on foreign currency contracts	189
Unrealized depreciation on OTC swap contracts	5,195
Securities sold short, at market value (proceeds $176,463)	177,678
Payables:
Investment securities purchased	776,688
Fund shares redeemed	2,074
Investment management fees	156
Dividends	39
Administrative fees	1
Distribution fees	51
Collateral received from broker	15,198
Variation margin on financial derivative instruments	65
Accrued expenses	226
OTC swap premiums received	7,018
Other liabilities	78
Total liabilities	984,656
Net assets	$1,610,575
Summary of Net Assets:
Capital stock and paid-in-capital	$1,589,471
Undistributed net investment income	730
Accumulated net realized loss	(1,301)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	21,675
Net assets	$1,610,575

The accompanying notes are an integral part of these financial statements.

25

The Hartford Total Return Bond Fund
Statement of Assets and Liabilities – (continued)
October 31, 2013
(000’s Omitted)

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.48/$10.97
Shares outstanding	56,015
Net assets	$586,762
Class B: Net asset value per share	$10.40
Shares outstanding	3,007
Net assets	$31,258
Class C: Net asset value per share	$10.49
Shares outstanding	7,438
Net assets	$78,034
Class I: Net asset value per share	$10.49
Shares outstanding	646
Net assets	$6,771
Class R3: Net asset value per share	$10.66
Shares outstanding	718
Net assets	$7,655
Class R4: Net asset value per share	$10.64
Shares outstanding	1,477
Net assets	$15,725
Class R5: Net asset value per share	$10.64
Shares outstanding	62
Net assets	$664
Class Y: Net asset value per share	$10.63
Shares outstanding	83,108
Net assets	$883,706

The accompanying notes are an integral part of these financial statements.

26

The Hartford Total Return Bond Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$104
Interest	53,897
Total investment income	54,001
Expenses:
Investment management fees	8,768
Administrative services fees
Class R3	18
Class R4	28
Class R5	1
Transfer agent fees
Class A	1,258
Class B	129
Class C	142
Class I	12
Class R3	2
Class R4	1
Class R5	—
Class Y	18
Distribution fees
Class A	1,660
Class B	399
Class C	949
Class R3	44
Class R4	47
Custodian fees	52
Accounting services fees	348
Registration and filing fees	133
Board of Directors' fees	44
Audit fees	25
Other expenses	242
Total expenses (before waivers and fees paid indirectly)	14,320
Expense waivers	(343)
Transfer agent fee waivers	(9)
Custodian fee offset	—
Total waivers and fees paid indirectly	(352)
Total expenses, net	13,968
Net Investment Income	40,033
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	2,378
Net realized gain on purchased options	413
Net realized gain on securities sold short	8,519
Net realized gain on futures	4,186
Net realized gain on written options	1,697
Net realized loss on swap contracts	(12,501)
Net realized loss on foreign currency contracts	(118)
Net realized loss on other foreign currency transactions	(40)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	4,534
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(56,526)
Net unrealized appreciation of purchased options	375
Net unrealized depreciation of securities sold short	(1,919)
Net unrealized depreciation of futures	(210)
Net unrealized depreciation of swap contracts	(1,018)
Net unrealized depreciation of foreign currency contracts	(70)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(8)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(59,376)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(54,842)
Net Decrease in Net Assets Resulting from Operations	$(14,809)

The accompanying notes are an integral part of these financial statements.

27

The Hartford Total Return Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$40,033	$52,013
Net realized gain on investments, other financial instruments and foreign currency transactions	4,534	63,623
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(59,376)	20,799
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,809)	136,435
Distributions to Shareholders:
From net investment income
Class A	(16,233)	(20,654)
Class B	(681)	(1,204)
Class C	(1,601)	(2,429)
Class I	(265)	(394)
Class R3	(187)	(285)
Class R4	(448)	(744)
Class R5	(22)	(34)
Class Y	(25,350)	(33,861)
Total from net investment income	(44,787)	(59,605)
From net realized gain on investments
Class A	(20,739)	(3,389)
Class B	(1,382)	(278)
Class C	(3,099)	(521)
Class I	(464)	(68)
Class R3	(289)	(56)
Class R4	(621)	(123)
Class R5	(29)	(5)
Class Y	(27,439)	(4,769)
Total from net realized gain on investments	(54,062)	(9,209)
Total distributions	(98,849)	(68,814)
Capital Share Transactions:
Class A	(65,339)	(1,103)
Class B	(12,994)	(9,675)
Class C	(20,796)	(2,816)
Class I	(3,565)	(1,200)
Class R3	(1,703)	(2,365)
Class R4	(4,958)	(4,297)
Class R5	(300)	(9)
Class Y	(11,551)	(35,823)
Net decrease from capital share transactions	(121,206)	(57,288)
Net Increase (Decrease) in Net Assets	(234,864)	10,333
Net Assets:
Beginning of period	1,845,439	1,835,106
End of period	$1,610,575	$1,845,439
Undistributed (distribution in excess of) net investment income	$730	$1,536

The accompanying notes are an integral part of these financial statements.

28

The Hartford Total Return Bond Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Total Return Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

29

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

30

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

31

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input (1)	Range (Weighted Average (2))	Fair Value at October 31, 2013
Asset & Commercial Mortgage Backed Securities:
Cost	Recent trade price	$99.98, 10/22/2013	$1,595
Discounted cash flow	Internal rate of return	3.5% - 7.4% (5.3%)	41,616
	Life expectancy (in months)	66 - 344 (196)
Indicative market quotations	Broker Quote (3)	$69.00 - $100.83 ($92.54)	1,457
Third party vendor	Prior day valuation	$98.07	222
Corporate Bonds:
Indicative market quotations	Broker Quote (3)	$97.00 - $106.00 ($98.43)	2,538
Swap Contracts:
Third party vendor	Prior day valuation	(0.0005)	39
U.S. Government Agencies:
Cost	Recent trade price	$102.06, 10/22/2013	1,301
Total			$48,768

(1)	Significant changes to any observable inputs may result in a significant change to the fair value.
(2)	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
(3)	The broker quote represents the best available estimate of fair value per share as of October 31, 2013.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange

32

rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

33

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of October 31, 2013.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments

34

represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

35

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2013.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of October 31, 2013. The Fund had no outstanding written options contracts as of October 31, 2013. Transactions involving written options contracts during the year ended October 31, 2013, are summarized below:

36

Options Contract Activity During the Year Ended October 31, 2013:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	295,910,000	1,159
Expired	(295,910,000)	(1,159)
Closed	—	—
Exercised	—	—
End of period	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	295,910,000	537
Expired	(295,910,000)	(537)
Closed	—	—
Exercised	—	—
End of period	—	$—

*	The number of contracts does not omit 000's.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions, credit spreads, currency exchange rates, interest rates and other relevant factors.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the

37

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, minimum daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2013.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

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If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swap contracts as of October 31, 2013.

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread at a specific forward date. The Fund, as shown on the Schedule of Investments, had outstanding spreadlock swap contracts as of October 31, 2013.

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$4,003	$—	$—	$—	$—	$—	$4,003
Unrealized appreciation on foreign currency contracts	—	222	—	—	—	—	222
Unrealized appreciation on OTC swap contracts	340	—	1,336	—	—	—	1,676
Variation margin receivable *	285	—	25	—	—	—	310
Total	$4,628	$222	$1,361	$—	$—	$—	$6,211

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$189	$—	$—	$—	$—	$189
Unrealized depreciation on OTC swap contracts	1,158	—	4,037	—	—	—	5,195
Variation margin payable *	52	—	13	—	—	—	65
Total	$1,210	$189	$4,050	$—	$—	$—	$5,449

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(930) and open centrally cleared swaps cumulative depreciation of $(62) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

39

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on purchased options	$2	$411	$—	$—	$—	$—	$413
Net realized gain on futures	4,186	—	—	—	—	—	4,186
Net realized gain on written options	—	—	1,697	—	—	—	1,697
Net realized gain (loss) on swap contracts	226	—	(12,727)	—	—	—	(12,501)
Net realized loss on foreign currency contracts	—	(118)	—	—	—	—	(118)
Total	$4,414	$293	$(11,030)	$—	$—	$—	$(6,323)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of purchased options	$375	$—	$—	$—	$—	$—	$375
Net change in unrealized depreciation of futures	(210)	—	—	—	—	—	(210)
Net change in unrealized depreciation of swap contracts	(846)	—	(172)	—	—	—	(1,018)
Net change in unrealized depreciation of foreign currency contracts	—	(70)	—	—	—	—	(70)
Total	$(681)	$(70)	$(172)	$—	$—	$—	$(923)

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International

40

Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$75,709	$59,580
Long-Term Capital Gains ‡	23,171	9,209

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$695
Accumulated Capital Losses	(1,628)
Unrealized Appreciation *	22,002
Total Accumulated Earnings	$21,069

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

41

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$3,948
Accumulated Net Realized Gain (Loss)	(3,079)
Capital Stock and Paid-in-Capital	(869)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$1,628
Total	$1,628

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides

42

administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

Effective November 1, 2013, the investment manager has voluntarily agreed to waive investment management fees of 0.04% of average daily net assets until October 31, 2014.

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

43

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Effective November 1, 2013, the investment manager voluntarily agreed to limit the total operating expenses of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses through October 31, 2014, as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.91%	1.66%	1.66%	0.66%	1.21%	0.91%	0.61%	0.56%

d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, this amount, if any, is included in the Statement of Operations.

.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	0.95%
Class B	1.70
Class C	1.70
Class I	0.68
Class R3	1.25
Class R4	0.95
Class R5	0.65
Class Y	0.55

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $2,143 and contingent deferred sales charges of $55 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned

44

subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	16%

As of October 31, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	45%

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$9,848,298
Sales Proceeds Excluding U.S. Government Obligations	10,128,481
Cost of Purchases for U.S. Government Obligations	772,036
Sales Proceeds for U.S. Government Obligations	673,265

45

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	10,834	3,384	(20,586)	(6,368)	11,734	2,148	(14,045)	(163)
Amount	$116,655	$36,313	$(218,307)	$(65,339)	$128,474	$23,391	$(152,968)	$(1,103)
Class B
Shares	154	183	(1,573)	(1,236)	336	128	(1,358)	(894)
Amount	$1,650	$1,955	$(16,599)	$(12,994)	$3,632	$1,386	$(14,693)	$(9,675)
Class C
Shares	1,231	404	(3,618)	(1,983)	1,808	240	(2,307)	(259)
Amount	$13,305	$4,343	$(38,444)	$(20,796)	$19,749	$2,615	$(25,180)	$(2,816)
Class I
Shares	739	63	(1,156)	(354)	623	32	(766)	(111)
Amount	$8,114	$673	$(12,352)	$(3,565)	$6,791	$350	$(8,341)	$(1,200)
Class R3
Shares	152	44	(354)	(158)	364	31	(608)	(213)
Amount	$1,648	$475	$(3,826)	$(1,703)	$4,030	$341	$(6,736)	$(2,365)
Class R4
Shares	199	98	(756)	(459)	533	78	(994)	(383)
Amount	$2,168	$1,067	$(8,193)	$(4,958)	$5,863	$866	$(11,026)	$(4,297)
Class R5
Shares	24	5	(57)	(28)	31	3	(35)	(1)
Amount	$274	$51	$(625)	$(300)	$342	$39	$(390)	$(9)
Class Y
Shares	17,825	4,832	(23,686)	(1,029)	25,784	3,494	(32,385)	(3,107)
Amount	$193,493	$52,568	$(257,612)	$(11,551)	$284,051	$38,588	$(358,462)	$(35,823)
Total
Shares	31,158	9,013	(51,786)	(11,615)	41,213	6,154	(52,498)	(5,131)
Amount	$337,307	$97,445	$(555,958)	$(121,206)	$452,932	$67,576	$(577,796)	$(57,288)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	147	$ 1,574
For the Year Ended October 31, 2012	211	$ 2,300

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

46

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

47

The Hartford Total Return Bond Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$11.16	$0.23	$(0.32)	$(0.09)	$(0.26)	$(0.33)	$(0.59)	$10.48	(0.83)%	$586,762	0.99%		0.95%		2.15%
B	11.08	0.15	(0.32)	(0.17)	(0.18)	(0.33)	(0.51)	10.40	(1.58)	31,258	1.88		1.70		1.39
C	11.18	0.15	(0.33)	(0.18)	(0.18)	(0.33)	(0.51)	10.49	(1.66)	78,034	1.70		1.70		1.40
I	11.17	0.26	(0.32)	(0.06)	(0.29)	(0.33)	(0.62)	10.49	(0.55)	6,771	0.68		0.68		2.42
R3	11.35	0.20	(0.33)	(0.13)	(0.23)	(0.33)	(0.56)	10.66	(1.21)	7,655	1.28		1.25		1.85
R4	11.33	0.23	(0.33)	(0.10)	(0.26)	(0.33)	(0.59)	10.64	(0.92)	15,725	0.96		0.95		2.15
R5	11.33	0.26	(0.33)	(0.07)	(0.29)	(0.33)	(0.62)	10.64	(0.61)	664	0.67		0.65		2.44
Y	11.32	0.28	(0.34)	(0.06)	(0.30)	(0.33)	(0.63)	10.63	(0.52)	883,706	0.55		0.55		2.55

For the Year Ended October 31, 2012 (D)
A	$10.76	$0.29	$0.50	$0.79	$(0.34)	$(0.05)	$(0.39)	$11.16	7.50%	$696,383	0.98%		0.89%		2.64%
B	10.69	0.20	0.50	0.70	(0.26)	(0.05)	(0.31)	11.08	6.66	47,026	1.85		1.64		1.90
C	10.78	0.21	0.50	0.71	(0.26)	(0.05)	(0.31)	11.18	6.70	105,330	1.69		1.63		1.90
I	10.77	0.31	0.51	0.82	(0.37)	(0.05)	(0.42)	11.17	7.78	11,177	0.68		0.62		2.92
R3	10.94	0.26	0.51	0.77	(0.31)	(0.05)	(0.36)	11.35	7.14	9,944	1.27		1.19		2.35
R4	10.92	0.29	0.51	0.80	(0.34)	(0.05)	(0.39)	11.33	7.47	21,940	0.95		0.89		2.65
R5	10.92	0.32	0.51	0.83	(0.37)	(0.05)	(0.42)	11.33	7.79	1,018	0.66		0.59		2.94
Y	10.91	0.33	0.51	0.84	(0.38)	(0.05)	(0.43)	11.32	7.91	952,621	0.55		0.49		3.04

For the Year Ended October 31, 2011 (D)
A	$10.70	$0.33	$0.06	$0.39	$(0.33)	$–	$(0.33)	$10.76	3.78%	$673,310	0.98%		0.95%		3.16%
B	10.63	0.25	0.07	0.32	(0.26)	–	(0.26)	10.69	3.03	54,934	1.85		1.70		2.41
C	10.71	0.26	0.07	0.33	(0.26)	–	(0.26)	10.78	3.10	104,382	1.69		1.69		2.42
I	10.70	0.37	0.06	0.43	(0.36)	–	(0.36)	10.77	4.15	11,973	0.68		0.68		3.45
R3	10.87	0.31	0.06	0.37	(0.30)	–	(0.30)	10.94	3.49	11,922	1.26		1.25		2.85
R4	10.85	0.34	0.06	0.40	(0.33)	–	(0.33)	10.92	3.81	25,330	0.95		0.95		3.16
R5	10.85	0.37	0.07	0.44	(0.37)	–	(0.37)	10.92	4.12	990	0.66		0.65		3.46
Y	10.84	0.38	0.07	0.45	(0.38)	–	(0.38)	10.91	4.23	952,265	0.54		0.54		3.56

For the Year Ended October 31, 2010 (D)
A	$10.21	$0.35	$0.51	$0.86	$(0.37)	$–	$(0.37)	$10.70	8.57%	$835,450	0.99	%(E)	0.98	%(E)	3.38	%(E)
B	10.15	0.27	0.50	0.77	(0.29)	–	(0.29)	10.63	7.72	70,845	1.87	(E)	1.74	(E)	2.62	(E)
C	10.23	0.28	0.49	0.77	(0.29)	–	(0.29)	10.71	7.68	118,462	1.71	(E)	1.70	(E)	2.66	(E)
I	10.22	0.37	0.51	0.88	(0.40)	–	(0.40)	10.70	8.73	9,395	0.74	(E)	0.73	(E)	3.62	(E)
R3	10.36	0.33	0.52	0.85	(0.34)	–	(0.34)	10.87	8.36	8,571	1.29	(E)	1.24	(E)	3.12	(E)
R4	10.35	0.36	0.51	0.87	(0.37)	–	(0.37)	10.85	8.57	25,652	0.97	(E)	0.96	(E)	3.40	(E)
R5	10.35	0.39	0.51	0.90	(0.40)	–	(0.40)	10.85	8.87	655	0.69	(E)	0.67	(E)	3.69	(E)
Y	10.34	0.40	0.51	0.91	(0.41)	–	(0.41)	10.84	9.00	994,424	0.57	(E)	0.56	(E)	3.80	(E)

See Portfolio Turnover information on the next page.

48

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009 (D)
A	$9.20	$0.40	$1.07	$1.47	$(0.46)	$–	$(0.46)	$10.21	16.38%	$816,191	1.03	%(E)	1.00	%(E)	4.18	%(E)
B	9.15	0.33	1.06	1.39	(0.39)	–	(0.39)	10.15	15.60	83,760	1.95	(E)	1.68	(E)	3.51	(E)
C	9.22	0.33	1.06	1.39	(0.38)	–	(0.38)	10.23	15.48	119,568	1.76	(E)	1.75	(E)	3.42	(E)
I	9.21	0.43	1.06	1.49	(0.48)	–	(0.48)	10.22	16.65	10,680	0.77	(E)	0.75	(E)	4.36	(E)
R3	9.32	0.42	1.05	1.47	(0.43)	–	(0.43)	10.36	16.19	1,836	1.42	(E)	1.25	(E)	3.65	(E)
R4	9.32	0.42	1.07	1.49	(0.46)	–	(0.46)	10.35	16.39	21,920	0.98	(E)	0.98	(E)	4.17	(E)
R5	9.32	0.42	1.09	1.51	(0.48)	–	(0.48)	10.35	16.73	408	0.69	(E)	0.69	(E)	4.35	(E)
Y	9.31	0.45	1.07	1.52	(0.49)	–	(0.49)	10.34	16.87	926,793	0.58	(E)	0.58	(E)	4.57	(E)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(E)	Ratios do not include expenses of the Underlying Funds.

Portfolio Turnover
Rate for
All Share Classes
For the Year Ended October 31, 2013	106%
For the Year Ended October 31, 2012	77
For the Year Ended October 31, 2011	131
For the Year Ended October 31, 2010	201
For the Year Ended October 31, 2009	215

49

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Total Return Bond Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Total Return Bond Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

50

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

51

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

52

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

53

The Hartford Total Return Bond Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

54

The Hartford Total Return Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$972.10	$4.72	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class B	$1,000.00	$968.30	$8.43	$1,000.00	$1,016.64	$8.64	1.70	184	365
Class C	$1,000.00	$968.50	$8.44	$1,000.00	$1,016.63	$8.64	1.70	184	365
Class I	$1,000.00	$973.50	$3.43	$1,000.00	$1,021.73	$3.52	0.69	184	365
Class R3	$1,000.00	$970.20	$6.21	$1,000.00	$1,018.91	$6.36	1.25	184	365
Class R4	$1,000.00	$971.60	$4.72	$1,000.00	$1,020.42	$4.84	0.95	184	365
Class R5	$1,000.00	$973.10	$3.23	$1,000.00	$1,021.93	$3.31	0.65	184	365
Class Y	$1,000.00	$973.50	$2.79	$1,000.00	$1,022.38	$2.86	0.56	184	365

55

The Hartford Total Return Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Total Return Bond Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

56

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management as sub-adviser in 2012. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and

57

The Hartford Total Return Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012. The Board noted that in response to a request from the Board HFMC had agreed to temporarily waive 0.04% of its contractual management fee for the Fund and temporarily lower the Fund’s annual renewable expense cap for each share class by 0.04% from November 1, 2013 through October 31, 2014.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

58

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

59

The Hartford Total Return Bond Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

60

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-TRB13 12/13 114011-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD UNCONSTRAINED BOND FUND 2013 Annual Report

The Hartford Unconstrained Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Unconstrained Bond Fund inception 10/31/2002
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize long-term total return.

Performance Overview 10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
Unconstrained Bond A#	-2.00%	8.40%	4.36%
Unconstrained Bond A##	-6.41%	7.41%	3.88%
Unconstrained Bond B#	-2.65%	7.60%	3.73	%*
Unconstrained Bond B##	-7.41%	7.30%	3.73	%*
Unconstrained Bond C#	-2.64%	7.61%	3.60%
Unconstrained Bond C##	-3.59%	7.61%	3.60%
Unconstrained Bond I#	-1.66%	8.50%	4.41%
Unconstrained Bond R3#	-2.21%	8.48%	4.51	%†
Unconstrained Bond R4#	-1.91%	8.62%	4.58	%†
Unconstrained Bond R5#	-1.61%	8.75%	4.64	%†
Unconstrained Bond Y#	-1.71%	8.72%	4.63	%†
Barclays U.S. Aggregate Bond Index	-1.08%	6.09%	4.78%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
†	Rates shown are since inception date of Class Y shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/25/12. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses. Class Y shares commenced operations on 11/28/03.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified strategy. As of April 23, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Unconstrained Bond Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Unconstrained Bond Class A	0.99%	1.09%
Unconstrained Bond Class B	1.74%	1.96%
Unconstrained Bond Class C	1.74%	1.79%
Unconstrained Bond Class I	0.74%	0.83%
Unconstrained Bond Class R3	1.29%	1.40%
Unconstrained Bond Class R4	0.99%	1.07%
Unconstrained Bond Class R5	0.69%	0.77%
Unconstrained Bond Class Y	0.69%	0.72%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Campe Goodman, CFA	Lucius T. Hill III	Joseph F. Marvan, CFA
Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Unconstrained Bond Fund returned -2.00%, before sales charge, for the twelve-month period ended October 31, 2013, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned -1.08% for the same period. The Fund performed in line with the -2.00% average return of the Lipper Alternative Credit Focus Funds peer group, a group of funds that invest in a wide-range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income assets experienced mixed performance with major global government bond yields increasing over the period. Japanese yields were a notable exception as they continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected caused increased volatility in financial markets in May/June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank will potentially cut interest rates due to weak, below-target European inflation data.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Many of the major fixed income sectors, with the exception of commercial mortgage backed securities (CMBS), high yield, and bank loans, posted negative absolute returns due to the rise in rates. Most sectors outperformed Treasuries on a duration-adjusted basis as credit spreads tightened.

The Fund’s overall high yield positioning, duration/yield curve posture, and developed non-U.S. dollar exposure were the primary detractors from the Fund’s performance. The Fund was underweight in investment grade credit in favor of allocations to lower tier credit sectors, including high yield cash bonds and bank loans. Within high yield, positive results from an allocation to BB-rated issuers were more than offset by the negative impact of high yield credit default swap index positions, which were used as a source of liquidity and to manage overall portfolio risk. The bank loan sector generated strong performance for the period and added significantly to relative results. Within bank loans, we emphasized the high and middle quality portions of the market based on compelling valuations and attractive yields. Non-U.S. dollar denominated developed government bonds exposure obtained via forwards, swaps, and futures hurt performance. The Fund also maintained an allocation to European investment grade credit, through credit default swap indices, which detracted modestly from relative performance. Additionally, security

3

The Hartford Unconstrained Bond Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

selection within the investment grade financial sector and the tactical use of credit default swap indices (CDX) to gain exposure to the broader investment grade corporate market also contributed positively to relative results. The Fund’s positioning in non-agency mortgage backed securities (MBS) and CMBS also helped performance.

What is the outlook?

In our view, the U.S. economy is less fragile than it has been in a long time. Through bold policy initiatives, the Fed has shown its determination to try to keep the U.S. out of recession, and we believe that corporate and personal balance sheets are in their best shape in years. Although valuations in many fixed income sectors have risen closer to fair value, we believe accommodative monetary policy and reasonable economic growth will bode well for credit spreads.

We still favor credit overall. This view is expressed primarily through an allocation to bank loans. Default rates within bank loans by principal amount and issuer count remain below their historical averages. The bank loan market remains supported by what we believe to be a good fundamental backdrop, as issuers generally continue to report solid earnings and balance sheet discipline. Non-agency residential mortgage-backed securities are still attractive to us against the backdrop of an improving housing market. We ended the period with a significant allocation to agency mortgage-backed securities and continued to have an allocation to CMBS.

We expect accommodative monetary policy to continue to promote moderate economic growth through 2014 which should be supportive of higher interest rates. We ended the period with a low duration posture (2.7 years), but we will continue to adjust the Fund’s duration tactically as we expect rates to remain range bound and not vary dramatically in the near future. In addition, we had limited, opportunistic exposure to rates in countries such as Sweden, Australia, and Mexico. We also had an allocation to emerging markets debt as we believe valuations in the sector are attractive.

At the end of the period our currency exposure was primarily in U.S. dollars. However, we had limited opportunistic active exposure to several currencies including the Mexican peso, Polish zloty, and South African rand.

Distribution by Credit Quality

as of October 31, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	6.9%
Aa / AA	2.0
A	2.4
Baa / BBB	6.8
Ba / BB	15.4
B	15.5
Caa / CCC or Lower	11.5
Unrated	3.1
U.S. Government Agencies and Securities	72.2
Non-Debt Securities and Other Short-Term Instruments	4.1
Other Assets and Liabilities	(40.0)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like Short-Term Instruments and U.S. Government Agencies and Securities) for which Moody’s and S&P have not issued long-term credit ratings. Although Moody's and S&P individually rate U.S. Government Agencies and Securities, these securities are included in the "U.S. Government Agencies and Securities" category for the purposes of the table.

Diversification by Security Type

as of October 31, 2013

Category	Percentage of Net Assets
Equity Securities
Call Options Purchased	0.2%
Preferred Stocks	0.0
Put Options Purchased	0.2
Total	0.4%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	24.5%
Corporate Bonds	11.6
Foreign Government Obligations	4.4
Municipal Bonds	0.3
Senior Floating Rate Interests	22.9
U.S. Government Agencies	53.9
U.S. Government Securities	18.3
Total	135.9%
Short-Term Investments	3.7%
Other Assets and Liabilities	(40.0)
Total	100.0%

4

The Hartford Unconstrained Bond Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.5%
Computer and Electronic Product Manufacturing - 0.2%
	Computer and Peripheral Equipment Manufacturing - 0.2%
	SBA Tower Trust
$310	3.60%, 04/15/2043 ■‡	$310

Finance and Insurance - 24.3%
	Real Estate Credit (Mortgage Banking) - 24.3%
	American Home Mortgage Assets Trust
156	0.30%, 03/25/2047 ╦Δ	115
206	1.09%, 10/25/2046 ╦Δ	152
	Amortizing Residential Collateral Trust
130	0.81%, 08/25/2032 ╦Δ	120
	Asset Backed Funding Certificates
179	0.39%, 01/25/2037 ╦Δ	101
	Banc of America Commercial Mortgage, Inc.
540	5.44%, 11/10/2042 Δ	563
235	5.63%, 07/10/2046 ‡Δ	257
	Banc of America Funding Corp.
167	0.36%, 10/20/2036 ╦Δ	121
64	5.85%, 01/25/2037	49
	Banc of America Mortgage Securities
138	2.44%, 09/25/2035 Δ	130
	BB-UBS Trust
145	3.43%, 11/05/2036 ■╦	137
	BCAP LLC Trust
198	0.34%, 01/25/2037 ╦Δ	143
245	0.35%, 03/25/2037 ‡Δ	199
166	0.38%, 05/25/2047 ╦Δ	109
	Bear Stearns Adjustable Rate Mortgage Trust
66	2.37%, 02/25/2036 ╦Δ	65
	Bear Stearns Alt-A Trust
478	0.49%, 08/25/2036 ‡Δ	311
311	0.55%, 05/25/2036 ╦Δ	195
325	0.67%, 01/25/2036 ╦Δ	193
	Bear Stearns Commercial Mortgage Securities, Inc.
227	5.29%, 10/12/2042 ‡Δ	242
75	5.90%, 06/11/2040 ╦Δ	85
	CFCRE Commercial Mortgage Trust
195	3.83%, 12/15/2047 ‡	198
	Chase Mortgage Finance Corp.
350	5.50%, 11/25/2035	335
	Citigroup Commercial Mortgage Trust
403	0.52%, 03/25/2037 ‡Δ	211
110	4.25%, 09/10/2046 ■	76
90	5.11%, 09/10/2046 ╦	94
215	6.34%, 12/10/2049 ╦Δ	246
	Citigroup/Deutsche Bank Commercial Mortgage Trust
450	5.32%, 12/11/2049 ‡	499
556	5.39%, 07/15/2044 Δ	592
150	5.48%, 01/15/2046 ╦Δ	162
	Commercial Mortgage Loan Trust
535	6.21%, 12/10/2049 Δ	603
	Commercial Mortgage Pass-Through Certificates
1,728	2.49%, 07/10/2046 ■►	115
20	2.85%, 10/15/2045	19
210	4.02%, 07/10/2045	218
110	4.40%, 07/10/2045 ■	94
725	4.48%, 12/10/2045 ■‡Δ	527
75	5.95%, 06/10/2046 Δ	82
	Commercial Mortgage Trust
100	3.97%, 06/10/2046 ■╦	72
120	4.75%, 11/15/2045 ■╦	95
	Community or Commercial Mortgage Trust
195	3.21%, 03/10/2046 ╦	191
	Countrywide Alternative Loan Trust
180	0.49%, 11/25/2035 ╦Δ	133
	Countrywide Home Loans, Inc.
330	2.80%, 09/25/2047 Δ	274
215	5.08%, 11/20/2035 ╦Δ	183
	CS First Boston Mortgage Securities Corp.
407	4.83%, 04/15/2037 ‡	424
	CW Capital Cobalt Ltd.
260	5.22%, 08/15/2048	282
	Deutsche Alt-A Securities, Inc. Mortgage
220	0.29%, 08/25/2036 ╦Δ	151
116	0.32%, 03/25/2037 ╦Δ	69
	Equity One ABS, Inc.
21	5.46%, 12/25/2033	14
	First Horizon Alternative Mortgage Securities
494	2.20%, 04/25/2036 ‡Δ	386
579	2.24%, 09/25/2035 ‡Δ	503
	First Horizon Mortgage Pass-through Trust
274	2.52%, 08/25/2037 Δ	226
	FREMF Mortgage Trust
200	3.60%, 05/25/2046 ■	177
90	3.74%, 07/25/2046 ■╦Δ	74
55	4.18%, 05/25/2045 ■	52
	Fremont Home Loan Trust
148	0.32%, 10/25/2036 ╦Δ	72
	GE Commercial Mortgage Corp. Trust
355	5.46%, 03/10/2044 Δ	381
	GMAC Commercial Mortgage Securities, Inc.
55	5.24%, 11/10/2045 Δ	58
	GMAC Mortgage Corp. Loan Trust
139	3.48%, 09/19/2035 Δ	131
35	3.90%, 04/19/2036 Δ	30
	Goldman Sachs Mortgage Securities Corp.
150	2.95%, 11/05/2034 ■╦	142
85	3.38%, 05/10/2045 ╦	86
	Goldman Sachs Mortgage Securities Trust
525	5.00%, 05/10/2045 ■‡Δ	435
490	5.02%, 11/10/2045 ■‡Δ	451
	Greenwich Capital Commercial Funding Corp.
300	5.74%, 12/10/2049	338
371	6.06%, 07/10/2038 ‡Δ	408
	GSAA Home Equity Trust
26	0.22%, 12/25/2046 Δ	16
977	0.25%, 02/25/2037 ‡Δ	505

The accompanying notes are an integral part of these financial statements.

5

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.5% - (continued)
Finance and Insurance - 24.3% - (continued)
	Real Estate Credit (Mortgage Banking) - 24.3% - (continued)
	GSAA Home Equity Trust - (continued)
$138	0.26%, 12/25/2036 ╦Δ	$70
438	0.27%, 03/25/2037 ‡Δ	217
288	0.33%, 07/25/2036 ╦Δ	138
36	0.34%, 03/25/2047 Δ	17
75	0.40%, 04/25/2047 Δ	43
192	0.41%, 11/25/2036 ╦Δ	110
207	0.49%, 04/25/2047 ╦Δ	120
425	5.98%, 06/25/2036 ╦	233
	GSAMP Trust
185	0.26%, 01/25/2037 ╦Δ	96
207	0.40%, 12/25/2046 ╦Δ	111
	GSR Mortgage Loan Trust
487	2.80%, 01/25/2036 Δ	439
122	2.82%, 10/25/2035 Δ	106
433	2.83%, 04/25/2035 ‡Δ	412
	Harborview Mortgage Loan Trust
156	0.33%, 05/25/2038 ╦Δ	108
306	0.36%, 01/19/2038 ‡Δ	241
374	0.39%, 05/19/2047 ╦Δ	177
1,124	0.41%, 12/19/2036 ‡Δ	751
223	0.50%, 09/19/2035 ╦Δ	172
412	3.02%, 01/19/2035 ‡Δ	398
	Home Equity Loan Trust
197	2.82%, 11/25/2035 ╦Δ	181
	IndyMac Index Mortgage Loan Trust
135	0.45%, 07/25/2035 ╦Δ	110
89	0.46%, 01/25/2036 ╦Δ	56
482	0.57%, 07/25/2046 ‡Δ	243
51	2.88%, 12/25/2036 Δ	43
	JP Morgan Chase Commercial Mortgage Securities Corp.
205	2.75%, 10/15/2045 ■	136
390	2.83%, 10/15/2045	375
200	3.91%, 05/05/2030 ■Δ	202
200	4.82%, 10/15/2045 ■Δ	181
317	5.34%, 08/12/2037 ‡	331
300	5.37%, 12/15/2044 ‡Δ	321
375	5.48%, 12/12/2044 ‡Δ	403
70	5.90%, 02/12/2049 ╦Δ	78
	JP Morgan Mortgage Trust
142	2.74%, 09/25/2035 Δ	136
149	2.77%, 04/25/2037 ╦Δ	124
526	2.78%, 05/25/2036 ╦‡Δ	465
	LB-UBS Commercial Mortgage Trust
300	4.95%, 09/15/2030	315
145	5.20%, 11/15/2030 Δ	154
267	5.43%, 02/15/2040	295
140	5.87%, 09/15/2045	157
55	6.05%, 06/15/2038 ╦Δ	60
300	6.32%, 04/15/2041 ‡Δ	348
	Lehman XS Trust
136	0.38%, 07/25/2046 ╦Δ	104
	Long Beach Asset Holdings Corp.
45	0.00%, 04/25/2046 ■●	–
	Merrill Lynch Mortgage Investors Trust
117	2.70%, 07/25/2035 ╦Δ	99
	Merrill Lynch Mortgage Trust
85	4.75%, 06/12/2043 ╦	89
92	5.46%, 11/12/2037 ╦Δ	98
	Morgan Stanley Capital I
55	5.16%, 10/12/2052 ╦Δ	59
213	5.69%, 04/15/2049 ‡Δ	237
115	5.85%, 10/15/2042 Δ	124
	Morgan Stanley Mortgage Loan Trust
1,289	0.34%, 05/25/2036 - 11/25/2036 ╦‡Δ	604
	Nationstar Home Equity Loan Trust
22	0.00%, 03/25/2037 ■●†	–
	OBP Depositor LLC Trust
100	4.65%, 07/15/2045 ■	110
	Renaissance Home Equity Loan Trust
4	6.16%, 05/25/2036	–
	Residential Accredit Loans, Inc.
653	3.26%, 11/25/2037 ‡Δ	362
	Residential Asset Securitization Trust
103	0.62%, 03/25/2035 Δ	78
	RFMSI Trust
16	3.21%, 04/25/2037 Δ	14
	Securitized Asset Backed Receivables LLC
301	0.26%, 07/25/2036 ╦Δ	137
	Sequoia Mortgage Trust
115	2.46%, 07/20/2037 Δ	91
	Soundview Home Equity Loan Trust, Inc.
1,085	0.41%, 07/25/2036 ‡Δ	516
715	1.27%, 09/25/2037 ‡Δ	438
	Springleaf Mortgage Loan Trust
240	3.52%, 12/25/2065 ■	236
	Structured Adjustable Rate Mortgage Loan Trust
278	0.32%, 02/25/2037 ╦Δ	194
708	2.44%, 02/25/2036 Δ	518
	Structured Asset Mortgage Investments Trust
169	0.39%, 05/25/2046 ╦Δ	93
	Structured Asset Mortgage Investments, Inc.
420	0.40%, 02/25/2036 ‡Δ	326
	UBS-Barclays Commercial Mortgage Trust
230	2.97%, 04/10/2046 ‡	221
250	3.18%, 03/10/2046 ‡Δ	244
130	4.23%, 03/10/2046 ■╦	108
	Wachovia Bank Commercial Mortgage Trust
145	4.94%, 04/15/2042 ╦	151
80	5.08%, 03/15/2042 ╦	83
82	5.41%, 10/15/2044 ╦Δ	87
55	5.42%, 01/15/2045 ╦Δ	58
367	5.48%, 07/15/2041 Δ	371
	Wells Fargo Alternative Loan Trust
62	2.73%, 12/28/2037 Δ	49
	Wells Fargo Commercial Mortgage Trust
489	2.92%, 10/15/2045 ‡	471
85	4.94%, 10/15/2045 ■╦Δ	78

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.5% - (continued)
Finance and Insurance - 24.3% - (continued)
	Real Estate Credit (Mortgage Banking) - 24.3% - (continued)
	Wells Fargo Mortgage Backed Securities Trust
$294	2.68%, 04/25/2036 Δ	$275
	WF-RBS Commercial Mortgage Trust
145	3.20%, 03/15/2048	142
4,830	3.50%, 11/15/2044 ■►	513
120	4.32%, 03/15/2045 ■Δ	91
30	4.42%, 03/01/2048 Δ	29
570	4.61%, 12/15/2045 ■‡Δ	446
25	4.90%, 06/15/2044 ■	28
375	4.96%, 11/15/2045 ■‡Δ	303
145	5.00%, 06/15/2044 ■╦	121
65	5.75%, 04/15/2045 ■╦Δ	64
		30,850
	Total asset & commercial mortgage backed securities
	(cost $30,710)	$31,160

CORPORATE BONDS - 11.6%
Accommodation and Food Services - 0.1%
	Traveler Accommodation - 0.1%
	Choice Hotels International, Inc.
$40	5.75%, 07/01/2022	$42
	Wynn Las Vegas LLC
70	7.75%, 08/15/2020 ╦	79
		121
Administrative Waste Management and Remediation - 0.1%
	Business Support Services - 0.0%
	Equinix, Inc.
20	5.38%, 04/01/2023	20

	Investigation and Security Services - 0.1%
	ADT Corp.
105	6.25%, 10/15/2021 ■╦	111

	Waste Treatment and Disposal - 0.0%
	Clean Harbors, Inc.
5	5.13%, 06/01/2021	5
20	5.25%, 08/01/2020	21
		26
		157
Apparel Manufacturing - 0.1%
	Accessories and Other Apparel Manufacturing - 0.0%
	PVH Corp.
5	4.50%, 12/15/2022	5

	Cut and Sew Apparel Manufacturing - 0.1%
	Hanesbrands, Inc.
30	6.38%, 12/15/2020	32
	Phillips Van-Heusen Corp.
30	7.38%, 05/15/2020	33
		65
		70
Arts, Entertainment and Recreation - 0.4%
	Cable and Other Subscription Programming - 0.1%
	CCO Holdings LLC
62	5.25%, 09/30/2022 ╦	58
25	7.25%, 10/30/2017	27
		85
	Data Processing, Hosting and Related Services - 0.1%
	Fidelity National Information Services, Inc.
50	5.00%, 03/15/2022	52
	NCR Corp.
50	4.63%, 02/15/2021	49
5	5.00%, 07/15/2022	5
		106
	Gambling Industries - 0.0%
	GLP Capital L.P./Finance II
5	4.38%, 11/01/2018 ■	5
25	4.88%, 11/01/2020 ■	25
5	5.38%, 11/01/2023 ■	5
		35
	Newspaper, Periodical, Book and Database Publisher - 0.1%
	Gannett Co., Inc.
155	5.13%, 10/15/2019 - 07/15/2020 ■╦	159

	Radio and Television Broadcasting - 0.1%
	Liberty Media Corp.
50	8.50%, 07/15/2029 ╦	53
	Starz Financial Corp
10	5.00%, 09/15/2019	10
	Videotron Ltee
25	5.00%, 07/15/2022	25
		88
		473
Beverage and Tobacco Product Manufacturing - 0.1%
	Beverage Manufacturing - 0.1%
	Constellation Brands, Inc.
10	4.25%, 05/01/2023	9
85	6.00%, 05/01/2022 ╦	93
60	7.25%, 05/15/2017 ╦	70
		172
Chemical Manufacturing - 0.0%
	Basic Chemical Manufacturing - 0.0%
	Ashland, Inc.
20	4.75%, 08/15/2022	19

	Paint, Coating and Adhesive Manufacturing - 0.0%
	Ferro Corp.
25	7.88%, 08/15/2018	27

		46
Computer and Electronic Product Manufacturing - 0.1%
	Computer and Peripheral Equipment Manufacturing - 0.0%
	Seagate HDD Cayman
20	6.88%, 05/01/2020	22

The accompanying notes are an integral part of these financial statements.

7

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 11.6% - (continued)
Computer and Electronic Product Manufacturing - 0.1% - (continued)
		Navigational, Measuring and Control Instruments - 0.1%
		Esterline Technologies Corp.
	$75	7.00%, 08/01/2020 ╦	$81

			103
Construction - 0.1%
		Residential Building Construction - 0.1%
		Lennar Corp.
	45	4.75%, 12/15/2017 - 11/15/2022	46
		Pulte Homes, Inc.
	10	6.38%, 05/15/2033	9
		Ryland Group, Inc.
	25	5.38%, 10/01/2022	24
			79
Fabricated Metal Product Manufacturing - 0.2%
		Boiler, Tank and Shipping Container Manufacturing - 0.1%
		Ball Corp.
	25	4.00%, 11/15/2023	23
	25	5.00%, 03/15/2022	25
	75	6.75%, 09/15/2020 ╦	82
			130
		Other Fabricated Metal Product Manufacturing - 0.1%
		Crown Americas, Inc.
	15	4.50%, 01/15/2023 ■	14
		Masco Corp.
	80	5.95%, 03/15/2022 ╦	85
			99
		Spring and Wire Product Manufacturing - 0.0%
		Anixter International, Inc.
	10	5.63%, 05/01/2019	10

			239
Finance and Insurance - 3.1%
		Captive Auto Finance - 0.0%
		Credit Acceptance Corp.
	50	9.13%, 02/01/2017 ╦	53

		Depository Credit Banking - 0.2%
		Citigroup, Inc.
	190	6.68%, 09/13/2043 ‡	213

		Insurance Carriers - 0.6%
		ING US, Inc.
	25	5.65%, 05/15/2053	24
		Mapfre S.A.
EUR	300	5.92%, 07/24/2037	403
		Prudential Financial, Inc.
	380	5.10%, 08/15/2043 ‡	392
			819
		International Trade Financing (Foreign Banks) - 0.9%
		Natixis
	1,050	0.49%, 01/15/2019 ‡Δ	1,039
		Royal Bank of Scotland Group plc
	80	6.13%, 12/15/2022 ╦	83
			1,122
		Nondepository Credit Banking - 0.5%
		Ally Financial, Inc.
	50	5.50%, 02/15/2017 ╦	54
		CIT Group, Inc.
	80	5.25%, 03/15/2018 ╦	87
	89	5.50%, 02/15/2019 ■╦	96
		Provident Funding Associates L.P.
	50	6.75%, 06/15/2021 ■	51
		SLM Corp.
	245	5.50%, 01/15/2019 ‡	255
	35	7.25%, 01/25/2022	37
	115	8.45%, 06/15/2018 ╦	134
			714
		Other Financial Investment Activities - 0.1%
		Ladder Capital Finance Holdings LLC
	121	7.38%, 10/01/2017 ╦	128

		Other Investment Pools and Funds - 0.1%
		Fibria Overseas Finance Ltd.
	100	6.75%, 03/03/2021 ■╦	110

		Real Estate Investment Trust (REIT) - 0.1%
		Host Hotels & Resorts L.P.
	80	6.00%, 11/01/2020 ╦	87

		Securities and Commodity Contracts and Brokerage - 0.6%
		JP Morgan Chase & Co.
	720	5.63%, 08/16/2043 ‡	741

			3,987
Health Care and Social Assistance - 0.5%
		General Medical and Surgical Hospitals - 0.5%
		Community Health Systems, Inc.
	137	5.13%, 08/15/2018 ╦	143
		HCA Holdings, Inc.
	25	6.25%, 02/15/2021	26
		HCA, Inc.
	25	4.75%, 05/01/2023	24
	51	5.88%, 05/01/2023	51
	75	6.50%, 02/15/2020 ╦	84
	92	7.50%, 11/15/2095 ╦	83
	125	8.50%, 04/15/2019 ╦	134
		Tenet Healthcare Corp.
	75	6.00%, 10/01/2020 ■╦	79
			624
		Pharmaceutical and Medicine Manufacturing - 0.0%
		Savient Pharmaceuticals, Inc.
	60	4.75%, 02/01/2018 ۞●Ψ	1

		Specialty Hospital-Except Psychiatric & Drug Abuse - 0.0%
		Fresenius Medical Care U.S. Finance II, Inc.
	25	5.63%, 07/31/2019 ■	27

			652

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 11.6% - (continued)
Information - 3.0%
	Cable and Other Program Distribution - 0.8%
	CSC Holdings, Inc.
$35	7.63%, 07/15/2018	$41
	DISH DBS Corp.
25	5.00%, 03/15/2023	24
276	5.88%, 07/15/2022 ‡	282
70	6.75%, 06/01/2021 ╦	76
	Rogers Communications, Inc.
475	8.75%, 05/01/2032 ‡	630
		1,053
	Data Processing Services - 0.1%
	Audatex North America, Inc.
55	6.00%, 06/15/2021 ■☼	57
	First Data Corp.
50	6.75%, 11/01/2020 ■╦	53
		110
	Internet Publishing and Broadcasting - 0.1%
	Netflix, Inc.
50	5.38%, 02/01/2021 ■	51

	Other Information Services - 0.2%
	InterActiveCorp
15	4.75%, 12/15/2022	14
	Iron Mountain, Inc.
230	6.00%, 08/15/2023 ‡	234
		248
	Software Publishers - 0.1%
	Activision Blizzard
125	5.63%, 09/15/2021 ■╦	129
	Brocade Communications Systems, Inc.
35	4.63%, 01/15/2023 ■	33
		162
	Telecommunications - Other - 0.3%
	Sprint Nextel Corp.
77	7.00%, 03/01/2020 ■╦	86
53	9.00%, 11/15/2018 ■╦	64
	Wind Acquisition Finance S.A.
210	7.25%, 02/15/2018 ■‡	221
		371
	Telecommunications - Wired Carriers - 0.1%
	TW Telecom Holdings, Inc.
11	5.38%, 10/01/2022	11
	Windstream Corp.
125	7.75%, 10/15/2020 ╦	134
		145
	Telecommunications - Wireless Carriers - 0.7%
	MTS International Funding Ltd.
240	5.00%, 05/30/2023 ■╦	230
	SBA Telecommunications, Inc.
10	5.75%, 07/15/2020	10
	T-Mobile USA, Inc.
30	5.25%, 09/01/2018 ■	31
125	6.46%, 04/28/2019 ╦	133
50	6.63%, 04/28/2021 ╦	53
140	6.73%, 04/28/2022 ╦	148
20	6.84%, 04/28/2023	21
	Vimpelcom Holdings
285	5.95%, 02/13/2023 ■‡	274
		900
	Wireless Communications Services - 0.6%
	Verizon Communications, Inc.
630	6.55%, 09/15/2043 ‡	731

		3,771
Machinery Manufacturing - 0.2%
	Agriculture, Construction, Mining and Machinery - 0.2%
	Case New Holland, Inc.
170	7.88%, 12/01/2017 ‡	201

Mining - 0.0%
	Coal Mining - 0.0%
	Consol Energy, Inc.
15	8.00%, 04/01/2017	16

Miscellaneous Manufacturing - 0.2%
	Aerospace Product and Parts Manufacturing - 0.2%
	BE Aerospace, Inc.
170	5.25%, 04/01/2022 ╦	174
	DigitalGlobe, Inc.
35	5.25%, 02/01/2021 ■	34
		208
Motor Vehicle and Parts Manufacturing - 0.1%
	Motor Vehicle Manufacturing - 0.1%
	TRW Automotive, Inc.
100	7.25%, 03/15/2017 ■╦	115

	Motor Vehicle Parts Manufacturing - 0.0%
	Tenneco, Inc.
60	6.88%, 12/15/2020 ╦	65

		180
Nonmetallic Mineral Product Manufacturing - 0.3%
	Cement and Concrete Product Manufacturing - 0.2%
	Grupo Cementos Chihuahua
260	8.13%, 02/08/2020 ■	270

	Glass and Glass Product Manufacturing - 0.1%
	Silgan Holdings, Inc.
85	5.00%, 04/01/2020 ╦	85

		355
Other Services - 0.0%
	Death Care Services - 0.0%
	Service Corp. International
55	4.50%, 11/15/2020 ╦	54
10	5.38%, 01/15/2022 ■	10
		64
Paper Manufacturing - 0.1%
	Converted Paper Product Manufacturing - 0.0%
	Clearwater Paper Corp.
10	4.50%, 02/01/2023	9

The accompanying notes are an integral part of these financial statements.

9

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 11.6% - (continued)
Paper Manufacturing - 0.1% - (continued)
	Pulp, Paper and Paperboard Mills - 0.1%
	Cascades, Inc.
$25	7.88%, 01/15/2020	$27
	Rock-Tenn Co.
5	3.50%, 03/01/2020	5
35	4.00%, 03/01/2023	34
		66
		75
Petroleum and Coal Products Manufacturing - 0.5%
	Natural Gas Distribution - 0.0%
	Ferrellgas Partners L.P.
10	6.50%, 05/01/2021	10

	Oil and Gas Extraction - 0.5%
	Continental Resources, Inc.
30	5.00%, 09/15/2022	31
	Denbury Resources, Inc.
50	4.63%, 07/15/2023	46
	EDC Finance Ltd.
250	4.88%, 04/17/2020 ■	248
	EPE Holding/EP Energy Bond
16	8.88%, 12/15/2017 ■Þ	17
	Everest Acquisition LLC
40	9.38%, 05/01/2020	46
	Harvest Operations Corp.
11	6.88%, 10/01/2017	12
	Newfield Exploration Co.
50	5.75%, 01/30/2022 ╦	53
45	6.88%, 02/01/2020	48
	Range Resources Corp.
80	6.75%, 08/01/2020 ╦	87
		588
	Petroleum and Coal Products Manufacturing - 0.0%
	MEG Energy Corp.
41	6.38%, 01/30/2023 ■	41

		639
Pipeline Transportation - 0.4%
	Pipeline Transportation of Natural Gas - 0.4%
	El Paso Corp.
105	7.00%, 06/15/2017 ╦	119
70	7.80%, 08/01/2031 ╦	72
	Energy Transfer Equity L.P.
150	7.50%, 10/15/2020 ╦	173
	Kinder Morgan Finance Co.
75	6.00%, 01/15/2018 ■╦	82
	MarkWest Energy Partners L.P.
10	5.50%, 02/15/2023	10
19	6.25%, 06/15/2022	21
		477
Printing and Related Support Activities - 0.1%
	Printing and Related Support Activities - 0.1%
	Deluxe Corp.
20	6.00%, 11/15/2020	21
45	7.00%, 03/15/2019	48
	Valassis Communications, Inc.
65	6.63%, 02/01/2021 ╦	65
		134
Professional, Scientific and Technical Services - 0.1%
	Advertising and Related Services - 0.1%
	Lamar Media Corp.
55	5.88%, 02/01/2022 ╦	57

	Computer Systems Design and Related Services - 0.0%
	Flextronics International Ltd.
10	4.63%, 02/15/2020	10
15	5.00%, 02/15/2023	15
	Lender Processing Services, Inc.
20	5.75%, 04/15/2023	21
		46
		103
Real Estate, Rental and Leasing - 0.4%
	Activities Related To Real Estate - 0.0%
	CBRE Services, Inc.
20	5.00%, 03/15/2023	19

	Automotive Equipment Rental and Leasing - 0.0%
	Hertz Global Holdings, Inc.
20	5.88%, 10/15/2020	21
11	6.25%, 10/15/2022	12
		33
	Industrial Machinery and Equipment Rental and Leasing - 0.4%
	Air Lease Corp.
35	4.50%, 01/15/2016	37
50	5.63%, 04/01/2017 Δ	54
	International Lease Finance Corp.
40	5.65%, 06/01/2014	41
250	5.88%, 04/01/2019 ‡	269
20	6.25%, 05/15/2019	22
75	6.75%, 09/01/2016 ■╦	83
		506
		558
Retail Trade - 1.1%
	Building Material and Supplies Dealers - 0.1%
	Building Materials Corp.
60	6.75%, 05/01/2021 ■╦	66
15	7.50%, 03/15/2020 ■	16
		82
	Clothing Stores - 0.2%
	Carter's, Inc.
170	5.25%, 08/15/2021 ■╦	173
	Ltd. Brands, Inc.
110	5.63%, 02/15/2022 ╦	113
5	6.95%, 03/01/2033	5
		291
	Direct Selling Establishments - 0.6%
	AmeriGas Finance LLC
65	7.00%, 05/20/2022 ╦	70
	Energy Transfer Partners
650	5.95%, 10/01/2043 ‡	676
		746
	Electronics and Appliance Stores - 0.1%
	Arcelik AS
230	5.00%, 04/03/2023 ■	209

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 11.6% - (continued)
Retail Trade - 1.1% - (continued)
		Home Furnishings Stores - 0.0%
		GRD Holding III Corp.
	$40	10.75%, 06/01/2019 ■	$43

		Other Miscellaneous Store Retailers - 0.1%
		Sally Holdings LLC
	50	5.75%, 06/01/2022 ╦	52
		Sotheby's
	35	5.25%, 10/01/2022 ■	33
			85
			1,456
Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
		Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
		Avon Products, Inc.
	15	5.00%, 03/15/2023	15

Transportation Equipment Manufacturing - 0.1%
		Ship and Boat Building - 0.1%
		Huntington Ingalls Industries, Inc.
	25	6.88%, 03/15/2018	27
	60	7.13%, 03/15/2021 ╦	65
			92
Utilities - 0.2%
		Electric Generation, Transmission and Distribution - 0.2%
		Calpine Corp.
	5	5.88%, 01/15/2024 ■	5
	133	7.50%, 02/15/2021 ■╦	144
		Dolphin Subsidiary II, Inc.
	50	7.25%, 10/15/2021 ╦	52
		IPALCO Enterprises, Inc.
	40	7.25%, 04/01/2016 ■	44
			245
		Total corporate bonds
		(cost $14,131)	$14,688

FOREIGN GOVERNMENT OBLIGATIONS - 4.4%
		Argentina - 0.7%
		Argentina (Republic of)
	$950	7.00%, 04/17/2017	$826
	104	8.28%, 12/31/2033	73
			899
		Brazil - 0.3%
		Brazil (Republic of)
	100	5.63%, 01/07/2041 ╦	102
	100	5.88%, 01/15/2019 ╦	115
	40	8.25%, 01/20/2034 ╦	54
	50	11.00%, 08/17/2040 ╦	58
			329
		Colombia - 0.1%
		Colombia (Republic of)
	100	7.38%, 09/18/2037 ╦	129
COP	9,000	9.85%, 06/28/2027	6
	15	11.75%, 02/25/2020	22
COP	15,000	12.00%, 10/22/2015	9
			166
		Hungary - 0.2%
		Hungary (Republic of)
	36	5.38%, 02/21/2023	36
	15	6.25%, 01/29/2020	16
HUF	21,550	6.75%, 08/22/2014 - 02/24/2017	103
HUF	6,030	7.50%, 11/12/2020	32
	24	7.63%, 03/29/2041	27
			214
		Indonesia - 0.2%
		Indonesia (Republic of)
	100	6.88%, 01/17/2018 §‡	113
	100	7.75%, 01/17/2038 §‡	122
			235
		Malaysia - 0.2%
		Malaysia (Government of)
MYR	55	3.74%, 02/27/2015	18
MYR	335	4.26%, 09/15/2016 ╦	109
MYR	155	4.39%, 04/15/2026	51
MYR	125	5.09%, 04/30/2014	40
MYR	155	5.73%, 07/30/2019 ╦	55
			273
		Mexico - 0.7%
		Mexican Bonos
MXN	2,854	6.50%, 06/10/2021 ╦	229
MXN	834	7.75%, 12/14/2017 - 05/29/2031 ╦	69
MXN	673	8.50%, 11/18/2038 ╦	58
MXN	2,290	9.50%, 12/18/2014 ╦	187
MXN	8	10.00%, 12/05/2024	1
		United Mexican States
	190	3.63%, 03/15/2022 ╦	193
	176	4.75%, 03/08/2044 ╦	165
			902
		Panama - 0.1%
		Panama (Republic of)
	25	7.25%, 03/15/2015	27
	45	8.88%, 09/30/2027 ╦	62
			89
		Peru - 0.1%
		Peru (Republic of)
PEN	15	6.90%, 08/12/2037	6
PEN	25	6.95%, 08/12/2031	10
PEN	65	7.84%, 08/12/2020	27
	60	8.75%, 11/21/2033 ╦	87
	25	9.88%, 02/06/2015	28
			158
		Philippines - 0.2%
		Philippines (Republic of)
	165	10.63%, 03/16/2025 ‡	261

		Poland - 0.3%
		Poland (Republic of)
PLN	425	5.25%, 10/25/2020 ╦	149
PLN	510	5.50%, 04/25/2015 - 10/25/2019 ╦	175
PLN	400	5.75%, 04/25/2014 ╦	132
			456

The accompanying notes are an integral part of these financial statements.

11

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 4.4% - (continued)
		Russia - 0.3%
		Russia (Federation of)
	$100	3.63%, 04/29/2015 §‡	$104
	100	5.00%, 04/29/2020 §‡	109
	75	7.50%, 03/31/2030 §	89
	35	12.75%, 06/24/2028 §	61
			363
		South Africa - 0.3%
		South Africa (Republic of)
ZAR	325	6.25%, 03/31/2036	24
ZAR	1,760	6.75%, 03/31/2021 ╦	170
	100	6.88%, 05/27/2019 ╦	115
ZAR	900	8.25%, 09/15/2017 ╦	95
			404
		Turkey - 0.5%
		Turkey (Republic of)
	200	5.13%, 03/25/2022 ‡	205
	60	7.25%, 03/15/2015	64
	100	7.50%, 07/14/2017	115
TRY	100	10.50%, 01/15/2020	55
TRY	300	11.00%, 08/06/2014	154
			593
		Venezuela - 0.2%
		Venezuela (Republic of)
	125	7.00%, 12/01/2018 §‡	104
	90	11.95%, 08/05/2031 §‡	83
	85	12.75%, 08/23/2022 §‡	86
			273
		Total foreign government obligations
		(cost $5,753)	$5,615

MUNICIPAL BONDS - 0.3%
		Higher Education (Univ., Dorms, etc.) - 0.1%
		University of California
	$190	4.60%, 05/15/2031 ╦	$191

		Tax Allocation - 0.2%
		New York City, NY, Transitional FA Rev
	190	5.00%, 11/01/2038 ☼	200

		Total municipal bonds
		(cost $389)	$391

SENIOR FLOATING RATE INTERESTS♦ - 22.9%
Accommodation and Food Services - 0.4%
		Traveler Accommodation - 0.4%
		Caesars Entertainment Operating Co., Inc.
	$519	4.49%, 01/28/2018 ‡	$476

Administrative Waste Management and Remediation - 0.7%
		Business Support Services - 0.5%
		Acosta, Inc.
	236	4.25%, 03/02/2018	236
		Audio Visual Services Group, Inc.
	248	6.75%, 11/09/2018 ╦	251
		ISS A/S
	115	3.75%, 04/30/2018	115
			602
		Services to Buildings and Dwellings - 0.2%
		Brickman Group Holdings, Inc.
	143	3.26%, 10/14/2016 ╦	143
	181	4.00%, 09/28/2018 ‡	182
			325
			927
Agriculture, Construction, Mining and Machinery - 0.2%
		Industrial Machinery Manufacturing - 0.1%
		BOC Edwards, Inc.
	151	4.75%, 03/26/2020 ╦	151

		Other General Purpose Machinery Manufacturing - 0.1%
		Pro Mach, Inc.
	100	5.00%, 07/06/2017 ╦	100

			251
Air Transportation - 0.5%
		Scheduled Air Transportation - 0.5%
		AWAS Finance Luxembourg S.aár.l.
	123	3.50%, 07/16/2018 ╦	123
		Delta Air Lines, Inc., Term Loan
	320	4.25%, 04/20/2017 ‡	321
		United Airlines, Inc.
	184	4.00%, 04/01/2019 ╦	185
			629
Apparel Manufacturing - 0.2%
		Apparel Knitting Mills - 0.2%
		J. Crew Group, Inc.
	246	4.00%, 03/07/2018 ╦	247

Arts, Entertainment and Recreation - 2.0%
		Gambling Industries - 1.0%
		Affinity Gaming LLC
	225	5.50%, 11/09/2017 ╦	228
		Golden Nugget, Inc.
	273	3.17%, 06/30/2014 Þ	272
		Golden Nugget, Inc., Delayed Draw
	152	3.17%, 06/30/2014 Þ	151
		MGM Resorts International
	164	3.50%, 12/20/2019 ╦	163
		Station Casinos LLC
	498	5.00%, 03/02/2020 ‡	502
			1,316
		Newspaper, Periodical, Book and Database Publisher - 0.2%
		Tribune Co.
	223	4.00%, 12/31/2019 ╦	223

		Other Amusement and Recreation Industries - 0.3%
		Town Sports International LLC
	235	5.75%, 04/27/2018 ‡	236
		Warner Music Group Corp.
	120	3.75%, 07/01/2020 ╦	120
			356
		Radio and Television Broadcasting - 0.5%
		Salem Communications Corp.
	204	4.50%, 03/13/2020 ‡	205

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 22.9% - (continued)
Arts, Entertainment and Recreation - 2.0% - (continued)
	Radio and Television Broadcasting - 0.5% - (continued)
	Sinclair Television Group, Inc.
$104	3.00%, 10/29/2016 ╦	$103
	Univision Communications, Inc.
104	4.00%, 03/01/2020 ‡	105
199	4.50%, 03/01/2020 ‡	200
		613
		2,508
Chemical Manufacturing - 0.9%
	Basic Chemical Manufacturing - 0.4%
	Huntsman International LLC, Extended Term Loan B
135	2.72%, 04/19/2017 ╦	135
	Pinnacle Operating Corp.
173	4.75%, 11/15/2018 ╦	174
	PQ Corp.
203	4.50%, 08/07/2017 ‡	205
		514
	Other Chemical and Preparations Manufacturing - 0.4%
	Arysta LifeScience Corp.
125	4.50%, 05/29/2020 ‡	125
	Cytec Industries, Inc.
39	4.50%, 10/04/2019	39
	Ineos US Finance LLC
216	4.00%, 05/04/2018 ‡	216
	Monarch, Inc.
76	4.50%, 10/04/2019 ╦	76
		456
	Paint, Coating and Adhesive Manufacturing - 0.1%
	Tronox Pigments Holland
175	4.50%, 03/19/2020 ╦	176

		1,146
Computer and Electronic Product Manufacturing - 1.1%
	Computer and Peripheral - 0.6%
	Bally Technologies, Inc.
145	08/21/2020 ◊☼	146
	CDW LLC
346	3.50%, 04/29/2020 ‡	344
	Ceridian Corp.
249	4.42%, 05/09/2017 ‡	250
		740
	Semiconductor, Electronic Components - 0.5%
	Freescale Semiconductor, Inc.
498	5.00%, 02/28/2020 ‡	502
	NXP Semiconductors N.V.
189	4.75%, 01/10/2020 ╦	190
		692
		1,432
Construction - 0.1%
	Construction - Other Specialty Trade Contractors - 0.1%
	Brand Energy & Infrastructure Services, Inc.
124	6.25%, 10/23/2018 ╦	124

	Other Heavy Construction - 0.0%
	Aluma Systems, Inc.
30	6.25%, 10/23/2018	29

		153
Electrical Equipment, Appliance Manufacturing - 0.3%
	Electrical Equipment Manufacturing - 0.3%
	WESCO Distribution, Inc.
386	4.50%, 12/12/2019 ‡	388

Finance and Insurance - 1.7%
	Activities Related To Credit Banking - 0.1%
	Evertec LLC
110	3.50%, 04/17/2020 ╦	106

	Agencies, Brokerages and Other Insurance - 0.1%
	Cooper Gay Swett & Crawford Ltd.
100	5.00%, 04/16/2020 ╦	98

	Captive Auto Finance - 0.2%
	Chrysler Group LLC
252	4.25%, 05/24/2017 ‡	254

	Insurance Carriers - 0.3%
	Asurion LLC
248	4.50%, 05/24/2019 ╦	248
	National Financial Partners Corp.
100	5.25%, 07/01/2020 ‡	100
		348
	Other Financial Investment Activities - 0.8%
	Nuveen Investments, Inc.
865	4.17%, 05/13/2017 ‡	860
	Walter Investment Management
228	5.75%, 11/28/2017 ╦	230
		1,090
	Real Estate Investment Trust (REIT) - 0.1%
	Capital Automotive L.P.
134	4.00%, 04/10/2019 ╦	135

	Securities, Commodities and Brokerage - 0.1%
	ION Trading Technologies Ltd.
100	4.50%, 05/22/2020 ╦	100

		2,131
Food Manufacturing - 0.9%
	Fruit and Vegetable Preserving and Specialty Foods - 0.2%
	Dole Food Co., Inc.
199	3.75%, 04/01/2020 ‡	199

	Other Food Manufacturing - 0.7%
	H.J. Heinz Co.
673	3.50%, 06/05/2020 ‡	678
	U.S. Foodservice, Inc.
224	4.50%, 03/31/2019 ‡	225
		903
		1,102

The accompanying notes are an integral part of these financial statements.

13

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 22.9% - (continued)
Furniture and Related Product Manufacturing - 0.1%
	Household, Institution Furniture, Kitchen Cabinet - 0.1%
	Tempur-Pedic International, Inc.
$157	3.50%, 03/18/2020 ╦	$157

Health Care and Social Assistance - 1.2%
	General Medical and Surgical Hospitals - 0.4%
	HCA, Inc.
300	2.92%, 05/01/2018	300
	Health Management Associates, Inc.
144	3.50%, 11/16/2018 ╦	144
	Sheridan Healthcare, Inc.
123	4.50%, 06/29/2018 ╦	124
		568
	Medical and Diagnostic Laboratories - 0.1%
	American Renal Holdings, Inc.
105	8.50%, 03/20/2020 ╦	101

	Outpatient Care Centers - 0.4%
	DaVita, Inc.
149	4.00%, 11/01/2019 ╦	150
	US Renal Care, Inc.
198	5.25%, 07/03/2019 ‡	200
135	10.25%, 01/03/2020 ╦	138
		488
	Pharmaceutical and Medicine Manufacturing - 0.2%
	Alkermes, Inc.
99	3.50%, 09/25/2019 ╦	99
	Catalent Pharma Solutions, Inc.
123	4.25%, 09/15/2017 ╦	124
		223
	Scientific Research and Development Services - 0.1%
	Truven Health Analytics, Inc.
99	4.50%, 06/06/2019 ╦	99

		1,479
Information - 3.7%
	Cable and Other Program Distribution - 0.4%
	Cabovisao-Televisao Por Cabo S.A.
160	5.40%, 07/02/2019 ☼Б	161
	Charter Communications Operating LLC
249	3.00%, 07/01/2020 ╦	247
	UPC Financing Partnership
145	3.25%, 06/30/2021	144
		552
	Data Processing Services - 0.6%
	First Data Corp., Extended 1st Lien Term Loan
750	4.17%, 03/23/2018 ‡	750

	Software Publishers - 1.4%
	Epicor Software Corp.
246	4.50%, 05/16/2018 ╦	248
	Infor US, Inc.
202	5.25%, 04/05/2018 ‡	204
	Kronos, Inc.
452	4.50%, 10/30/2019 ‡	453
130	9.75%, 04/30/2020 ╦	134
	MISYS plc
292	5.00%, 12/12/2018 ‡	294
	Novell, Inc.
297	7.25%, 11/22/2017 ‡	299
	Web.com Group, Inc.
141	4.50%, 10/27/2017 ╦	142
		1,774
	Telecommunications - Other - 0.9%
	Intelsat Jackson Holdings S.A.
191	4.25%, 04/02/2018 ╦	192
	Level 3 Communications, Inc.
320	4.00%, 08/01/2019 ‡	321
	Sorenson Communications, Inc.
289	9.50%, 10/31/2014 ‡	292
	West Corp.
282	3.75%, 06/30/2018 ‡	283
		1,088
	Telecommunications - Wireless Carriers - 0.2%
	Alcatel-Lucent
150	5.75%, 01/30/2019 ╦	152
	Crown Castle International Corp.
99	3.25%, 01/31/2019 ╦	98
		250
	Wireless Communications Services - 0.2%
	Leap Wireless International, Inc.
279	4.75%, 03/08/2020 ‡	281

		4,695
Media - 0.1%
	Broadcasting - 0.1%
	Affinia Group, Inc.
100	3.50%, 05/31/2020 ╦	98

Mining - 0.7%
	Metal Ore Mining - 0.5%
	Alpha Natural Resources, Inc.
100	3.50%, 05/22/2020 ‡	95
	American Rock Salt Co. LLC
246	5.50%, 04/25/2017 ╦	247
	Fortescue Metals Group Ltd.
302	5.25%, 10/18/2017 ‡	302
		644
	Mining and Quarrying Nonmetallic Mineral - 0.2%
	Arch Coal, Inc.
281	5.75%, 05/16/2018 ‡	273

		917
Miscellaneous Manufacturing - 0.7%
	Aerospace Product and Parts Manufacturing - 0.5%
	DigitalGlobe, Inc.
323	3.75%, 01/15/2020 ‡	325
	Doncasters plc
159	5.50%, 04/09/2020 ╦	161
	Sequa Automotive Group
99	6.25%, 11/15/2018 ╦	99
		585

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 22.9% - (continued)
Miscellaneous Manufacturing - 0.7% - (continued)
	Miscellaneous Manufacturing - 0.2%
	Reynolds Group Holdings, Inc.
$327	4.75%, 09/28/2018 ‡	$329

		914
Motor Vehicle and Parts Manufacturing - 0.5%
	Motor Vehicle Manufacturing - 0.3%
	Navistar, Inc.
81	5.75%, 08/17/2017 ╦	82
	SRAM LLC
319	4.00%, 04/10/2020 ‡	317
		399
	Motor Vehicle Parts Manufacturing - 0.2%
	Federal Mogul Corp., Tranche B Term Loan
71	2.12%, 12/29/2014 ╦	70
	Federal Mogul Corp., Tranche C Term Loan
42	2.12%, 12/28/2015	41
	Tower Automotive Holdings USA LLC
104	4.75%, 04/23/2020	106
		217
		616
Other Services - 0.3%
	Commercial/Industrial Machine and Equipment - 0.2%
	Generac Power Systems, Inc.
130	3.50%, 05/31/2020 ╦	129
	Rexnord LLC
195	4.00%, 08/21/2020 ‡	195
		324
	Dry Cleaning and Laundry Services - 0.1%
	Alliance Laundry Systems LLC
101	4.25%, 12/10/2018 ╦	101

		425
Petroleum and Coal Products Manufacturing - 0.3%
	Oil and Gas Extraction - 0.2%
	Dynegy Power LLC
61	4.00%, 04/23/2020 ╦	61
	Ruby Western Pipeline Holdings LLC
180	3.50%, 03/27/2020 ╦	180
	Samson Investment Co.
100	6.00%, 09/25/2018 ╦	101
		342
	Support Activities For Mining - 0.1%
	Shelf Drilling International Holdings Ltd.
100	10.00%, 10/08/2018 ‡	101

		443
Pipeline Transportation - 0.5%
	Pipeline Transportation of Crude Oil - 0.4%
	EMG Utica LLC
130	4.75%, 03/27/2020 ╦	130
	NGPL Pipeco LLC
301	6.75%, 09/15/2017 ‡	282
	Philadelphia Energy Solutions LLC
100	6.25%, 04/04/2018 ╦	89
		501
	Pipeline Transportation of Natural Gas - 0.1%
	EP Energy LLC
143	4.50%, 04/30/2019 ╦	143

		644
Plastics and Rubber Products Manufacturing - 0.6%
	Plastics Product Manufacturing - 0.4%
	Consolidated Container Co.
282	5.00%, 07/03/2019 ‡	284
	Tricorbraun, Inc.
188	4.00%, 05/03/2018 ╦	187
		471
	Rubber Manufacturing - 0.2%
	Goodyear (The) Tire & Rubber Co.
250	4.75%, 04/30/2019 ‡	253

		724
Primary Metal Manufacturing - 0.2%
	Alumina and Aluminum Production and Processing - 0.1%
	Novelis, Inc.
158	3.75%, 03/10/2017 ╦	159

	Product From Purchased Steel - 0.1%
	WireCo WorldGroup, Inc.
144	6.00%, 02/15/2017 ╦	143

		302
Professional, Scientific and Technical Services - 1.0%
	Advertising and Related Services - 0.1%
	Advantage Sales & Marketing, Inc.
123	8.25%, 06/17/2018 ╦	124

	Management, Scientific and Technical Consulting Service - 0.2%
	AlixPartners LLP
198	5.00%, 07/10/2020 ‡	199
105	9.00%, 07/10/2021 ‡	107
		306
	Professional Services - Computer System Design and Related - 0.6%
	MoneyGram International, Inc.
443	4.25%, 03/27/2020 ‡	444
	Paradigm Ltd., Term Loan B1
223	4.75%, 07/30/2019 ╦	222
	Paradigm Ltd., Term Loan B2
106	10.50%, 07/30/2020 ╦	107
		773
	Professional, Scientific and Technical Service Other - 0.1%
	Getty Images, Inc.
129	4.75%, 10/18/2019 ╦	113

		1,316

The accompanying notes are an integral part of these financial statements.

15

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 22.9% - (continued)
Real Estate, Rental and Leasing - 0.3%
	Activities Related To Real Estate - 0.1%
	Realogy Corp., Extended 1st Lien Term Loan B
$138	4.50%, 03/05/2020 ╦	$140
	Realogy Corp., Extended Credit Linked Deposit
9	4.43%, 10/10/2016	9
		149
	Consumer Goods Rental - 0.2%
	Fly Leasing Ltd.
252	4.50%, 08/08/2018 ‡	253

		402
Retail Trade - 2.5%
	Automobile Dealers - 0.1%
	TI Automotive Ltd.
114	5.50%, 03/28/2019	116

	Automotive Parts, Accessories and Tire Stores - 0.3%
	August LUXUK Holding Co.
57	10.50%, 04/26/2019 ╦	57
	August U.S. Holding Co., Inc.
99	5.00%, 04/27/2018 ‡	100
19	10.50%, 04/26/2019	19
	FleetPride, Inc.
159	5.25%, 11/19/2019 ╦	154
		330
	Department Stores - 0.1%
	J. C. Penney Co., Inc.
175	6.00%, 05/15/2018 ╦	169

	Grocery Stores - 0.0%
	Sprouts Farmers Markets Holdings LLC
51	4.00%, 04/23/2020	51

	Other General Merchandise Stores - 0.1%
	BJ's Wholesale Club, Inc.
119	4.25%, 09/26/2019 ╦	119

	Other Miscellaneous Store Retailers - 0.3%
	KAR Auction Services, Inc.
118	3.75%, 05/19/2017 ╦	118
	Party City Holdings, Inc.
193	4.25%, 07/27/2019 ╦	193
		311
	Specialty Food Stores - 0.4%
	Weight Watchers International, Inc.
532	3.75%, 04/02/2020 ‡	489

	Sporting Goods, Hobby and Musical Instrument Store - 1.2%
	EB Sports Corp.
1,439	11.50%, 12/31/2015 Þ	1,432
	Michaels Stores, Inc.
114	3.75%, 01/28/2020 ╦	115
		1,547
		3,132
Truck Transportation - 0.3%
	Freight Trucking - General - 0.3%
	Nexeo Solutions LLC
208	5.00%, 09/09/2017 ‡	205
	Swift Transportation Co., Inc.
143	4.00%, 12/21/2017 ╦	144
		349
Utilities - 0.9%
	Electric Generation, Transmission and Distribution - 0.9%
	Calpine Corp.
105	4.00%, 10/09/2019 ╦	105
	Energy Transfer Equity L.P.
113	3.75%, 03/24/2017 ╦	113
	La Frontera Generation LLC
117	4.50%, 09/30/2020 ╦	118
	LSP Madison Funding LLC
85	5.50%, 06/28/2019 ╦	86
	NRG Energy, Inc.
174	2.75%, 07/01/2018 ‡	174
	PowerTeam Services LLC
11	3.69%, 05/06/2020 ☼Б	11
89	4.25%, 05/06/2020 ╦	86
	Star West Generation LLC
318	4.25%, 03/13/2020 ‡	321
	Texas Competitive Electric Holdings Co. LLC
100	4.70%, 10/10/2017 ╦	67
		1,081
	Total senior floating rate interests
	(cost $28,965)	$29,084

U.S. GOVERNMENT AGENCIES - 53.9%
	FHLMC - 12.5%
$2,500	3.00%, 11/15/2043 ☼	$2,455
2,100	3.50%, 11/15/2043 ☼	2,146
3,000	4.00%, 11/15/2043 ☼	3,147
1,600	4.50%, 11/15/2043 ☼	1,708
1,100	5.00%, 11/15/2043 ☼	1,187
4,566	5.50%, 10/01/2036 - 01/01/2039 ‡	4,937
374	14.28%, 01/15/2039 ►	49
1,257	14.59%, 05/15/2037 ►	204
		15,833
	FNMA - 23.1%
590	2.14%, 11/01/2022	555
440	2.15%, 10/01/2022	417
202	2.20%, 12/01/2022	190
118	2.28%, 11/01/2022	112
104	2.34%, 11/01/2022	99
91	2.40%, 10/01/2022	87
79	2.42%, 11/01/2022	76
84	2.47%, 11/01/2022	81
1,650	2.50%, 11/12/2028 ☼	1,667
9,085	3.00%, 11/15/2028 - 11/15/2043 ☼	9,063
10,900	3.50%, 12/15/2025 - 12/15/2043 ☼	11,207
4,200	4.00%, 11/15/2028 - 11/15/2043 ☼	4,431
150	4.02%, 11/01/2028 ☼	153
400	4.50%, 11/15/2043	428
200	5.00%, 12/15/2043 ☼	217
372	6.00%, 09/01/2039	407
422	8.20%, 06/25/2042 ►	59

The accompanying notes are an integral part of these financial statements.

16

Shares or Principal Amount ╬		Market Value ╪
U.S. GOVERNMENT AGENCIES - 53.9% - (continued)
	FNMA - 23.1% - (continued)
$832	16.46%, 07/25/2040 ►	$120
		29,369
	GNMA - 18.3%
4,000	3.00%, 11/15/2043 ☼	3,987
2,900	3.50%, 11/15/2043 ☼	3,012
4,093	4.00%, 01/15/2041 - 11/30/2043 ‡☼	4,380
5,559	4.50%, 11/15/2039 - 09/20/2041 ☼	6,023
1,600	5.00%, 12/15/2043 ☼	1,742
3,443	6.00%, 08/15/2032 - 12/15/2040 ‡	3,818
262	6.50%, 11/15/2038	293
		23,255
	Total U.S. government agencies
	(cost $68,358)	$68,457

U.S. GOVERNMENT SECURITIES - 18.3%
U.S. Treasury Securities - 18.3%
	U.S. Treasury Bonds - 0.6%
$75	2.88%, 05/15/2043 ╦	$64
175	3.13%, 02/15/2042 - 02/15/2043 ╦	159
125	3.50%, 02/15/2039 ╦	124
50	3.63%, 08/15/2043	50
50	4.38%, 05/15/2040 ╦	57
75	5.38%, 02/15/2031 ╦	97
175	6.25%, 08/15/2023 ‡	233
		784
	U.S. Treasury Notes - 17.7%
2,150	0.13%, 04/15/2016 - 01/15/2023 ◄‡	2,242
500	0.25%, 10/15/2015 ‡	499
150	0.38%, 07/15/2023 ◄╦	151
275	0.50%, 04/15/2015 ◄‡	303
125	0.63%, 04/30/2018 ╦	122
300	0.63%, 07/15/2021 ◄‡	325
350	0.75%, 10/31/2017 - 03/31/2018 ╦‡	345
725	0.88%, 04/30/2017 - 01/31/2018 ‡	722
2,775	1.00%, 05/31/2018 ╦	2,753
300	1.13%, 01/15/2021 ◄‡	347
250	1.25%, 07/15/2020 ◄‡	295
200	1.38%, 07/31/2018 ‡	201
175	1.38%, 01/15/2020 ◄‡	208
100	1.63%, 11/15/2022 ╦	93
600	1.63%, 01/15/2015 - 01/15/2018 ◄‡	751
75	1.88%, 07/15/2019 ◄╦	93
75	2.00%, 07/15/2014 ◄╦	95
1,050	2.00%, 01/31/2016 - 02/15/2022 ╦‡	1,065
75	2.13%, 01/15/2019 ◄╦	93
225	2.38%, 01/15/2017 ◄‡	290
8,280	2.50%, 04/30/2015 ╦	8,561
2,065	3.25%, 03/31/2017 □	2,238
175	3.50%, 02/15/2018 ╦	193
275	4.00%, 02/15/2015 ‡	288
175	4.25%, 11/15/2017 ‡	198
		22,471
		23,255
	Total U.S. government securities
	(cost $23,416)	$23,255

Contracts
CALL OPTIONS PURCHASED - 0.2%
	Interest Rate Contracts - 0.2%
	Interest Rate Swaption USD
1,500	Expiration: 10/10/2023, Exercise Rate: 4.31%	$176

	Total call options purchased
	(cost $162)	$176

PUT OPTIONS PURCHASED - 0.2%
	Interest Rate Contracts - 0.2%
	Interest Rate Swaption USD
5,395	Expiration: 10/27/2014, Exercise Rate: 3.35%	$121
1,500	Expiration: 10/10/2023, Exercise Rate: 4.31%	162
		283
	Total put options purchased
	(cost $283)	$283

Shares or Principal Amount ╬
PREFERRED STOCKS - 0.0%
	Multi-Sector Holdings - 0.0%
2	GMAC Capital Trust I ۞	$58

	Other Diversified Financial Services - 0.0%
–	Citigroup Capital XIII	6

	Total preferred stocks
	(cost $61)	$64

	Total long-term investments (cost $172,228)	$173,173

SHORT-TERM INVESTMENTS - 3.7%
Repurchase Agreements - 3.7%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $378, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $386)
$378	0.10%, 10/31/2013	$378
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $131, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $134)
131	0.09%, 10/31/2013	131

The accompanying notes are an integral part of these financial statements.

17

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SHORT-TERM INVESTMENTS - 3.7% - (continued)
Repurchase Agreements - 3.7% - (continued)
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $607, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $619)
$607	0.08%, 10/31/2013	$607
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $1,721,
collateralized by U.S. Treasury Bill 0.01%
- 0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$1,756)
1,721	0.09%, 10/31/2013	1,721
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $694,
collateralized by FHLMC 2.50% - 7.50%,
2026 - 2043, FNMA 3.00% - 7.00%, 2026
- 2043, GNMA 2.67% - 5.00%, 2024 -
	2048, value of $708)
694	0.12%, 10/31/2013	694
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $410, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $418)
410	0.09%, 10/31/2013	410
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $721, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $737)
721	0.10%, 10/31/2013	721
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $4, collateralized by U.S. Treasury Note 0.63%, 2017, value of $4)
4	0.09%, 10/31/2013	4
		4,666
	Total short-term investments
	(cost $4,666)	$4,666

Total investments
(cost $176,894) ▲	140.0%	$177,839
Other assets and liabilities	(40.0)%	(50,780)
Total net assets	100.0%	$127,059

The accompanying notes are an integral part of these financial statements.

18

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $176,978 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,690
Unrealized Depreciation	(1,829)
Net Unrealized Appreciation	$861

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value and percentage of net assets of these securities rounds to zero.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The company is in bankruptcy. The investment held by the Fund is current with respect to interest payments.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $52,156 at October 31, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $1,125 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $818, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2013.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2013.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2013.

Б	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2013, the aggregate value of the unfunded commitment was $22, which represents 0.0% of total net assets.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $8,918, which represents 7.0% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $871, which represents 0.7% of total net assets.

۞	Convertible security.

Þ	This security may pay interest in additional principal instead of cash.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at October 31, 2013, as listed in the table below:

Futures Contracts Outstanding at October 31, 2013

					Unrealized
	Number of	Expiration			Appreciation/
Description	Contracts*	Date	Notional Amount	Market Value ╪	(Depreciation)
Long position contracts:
Australian 10-Year Bond Future	67	12/16/2013	$7,327	$7,380	$53
U.S. Treasury 5-Year Note Future	26	12/31/2013	3,138	3,164	26
					$79
Short position contracts:
Australian 3-Year Bond Future	89	12/16/2013	$9,107	$9,123	$(16)
U.S. Treasury 10-Year Note Future	136	12/19/2013	17,323	17,321	2
U.S. Treasury 2-Year Note Future	7	12/31/2013	1,543	1,543	–
U.S. Treasury 30-Year Bond Future	98	12/19/2013	13,083	13,212	(129)
U.S. Treasury Ultra Long Term Bond Future	11	12/19/2013	1,589	1,585	4
					$(139)
					$(60)

*	The number of contracts does not omit 000's.

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/29/2013	DEUT	$707	$695	$(12)
BRL	Buy	11/04/2013	BCLY	1,712	1,719	7
BRL	Buy	11/04/2013	RBC	1,750	1,719	(31)
BRL	Buy	12/03/2013	RBC	1,749	1,707	(42)
BRL	Buy	12/03/2013	SCB	125	124	(1)
BRL	Sell	11/04/2013	BCLY	1,750	1,719	31
BRL	Sell	11/04/2013	RBC	1,761	1,719	42
BRL	Sell	12/03/2013	SCB	1,848	1,831	17
CAD	Buy	11/21/2013	BMO	1	1	–
CAD	Buy	11/29/2013	BNP	238	237	(1)
CHF	Sell	11/29/2013	BOA	610	600	10
EUR	Buy	11/29/2013	SSG	607	597	(10)
EUR	Sell	12/18/2013	CSFB	183	187	(4)
EUR	Sell	12/18/2013	RBS	183	187	(4)
GBP	Sell	11/29/2013	NAB	399	396	3
JPY	Sell	11/29/2013	NAB	867	859	8
MXN	Buy	11/29/2013	SCB	1,476	1,473	(3)
MXN	Sell	11/29/2013	RBC	1,494	1,473	21
NGN	Buy	11/25/2013	CBK	1,390	1,521	131
NOK	Buy	11/29/2013	BNP	1,932	1,915	(17)
NOK	Sell	11/29/2013	JPM	1,924	1,914	10
SEK	Buy	11/29/2013	JPM	1,905	1,893	(12)
SEK	Sell	11/29/2013	BOA	1,930	1,894	36
						$179

The accompanying notes are an integral part of these financial statements.

20

Credit Default Swap Contracts Outstanding at October 31, 2013

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AA.6	JPM		$325	(0.32)%	07/25/45	$85	$83	$(2)
ABX.HE.AAA.6	BCLY		197	(0.18)%	07/25/45	18	7	(11)
ABX.HE.AAA.6	BOA		344	(0.18)%	07/25/45	19	12	(7)
ABX.HE.AAA.6	CSI		147	(0.18)%	07/25/45	2	5	3
ABX.HE.AAA.6	GSC		767	(0.18)%	07/25/45	68	28	(40)
ABX.HE.AAA.6	JPM		125	(0.18)%	07/25/45	5	5	–
ABX.HE.AAA.6	JPM		1,161	(0.18)%	07/25/45	25	42	17
ABX.HE.AAA.6	MSC		364	(0.18)%	07/25/45	36	14	(22)
ABX.HE.AAA.6	MSC		806	(0.18)%	07/25/45	21	29	8
ABX.HE.PENAAA.6	BCLY		42	(0.11)%	05/25/46	12	8	(4)
ABX.HE.PENAAA.6	GSC		232	(0.11)%	05/25/46	58	43	(15)
ABX.HE.PENAAA.6	JPM		313	(0.11)%	05/25/46	78	58	(20)
ABX.HE.PENAAA.6	MSC		251	(0.11)%	05/25/46	55	46	(9)
ABX.HE.PENAAA.7	BCLY		316	(0.09)%	08/25/37	138	107	(31)
CDX.NA.HY.20	CME		3,525	(5.00)%	06/20/18	(130)	(269)	(139)
CDX.NA.HY.21	CME		3,655	(5.00)%	12/20/18	(210)	(240)	(30)
CMBX.NA.A.1	BOA		230	(0.35)%	10/12/52	74	88	14
CMBX.NA.A.1	DEUT		290	(0.35)%	10/12/52	134	111	(23)
CMBX.NA.A.1	GSC		135	(0.35)%	10/12/52	61	52	(9)
CMBX.NA.A.1	MSC		290	(0.35)%	10/12/52	120	111	(9)
CMBX.NA.AA.1	CSI		320	(0.25)%	10/12/52	73	60	(13)
CMBX.NA.AA.1	DEUT		160	(0.25)%	10/12/52	29	30	1
CMBX.NA.AA.1	DEUT		360	(0.25)%	10/12/52	76	67	(9)
CMBX.NA.AA.1	JPM		480	(0.25)%	10/12/52	95	90	(5)
CMBX.NA.AA.1	UBS		655	(0.25)%	10/12/52	142	123	(19)
CMBX.NA.AA.2	BOA		575	(0.15)%	03/15/49	219	204	(15)
CMBX.NA.AA.2	CSI		130	(0.15)%	03/15/49	46	46	–
CMBX.NA.AA.2	GSC		115	(0.15)%	03/15/49	40	41	1
CMBX.NA.AA.2	GSC		65	(0.15)%	03/15/49	26	23	(3)
CMBX.NA.AA.2	JPM		305	(0.15)%	03/15/49	115	108	(7)
CMBX.NA.AA.2	MSC		115	(0.15)%	03/15/49	40	41	1
CMBX.NA.AA.2	MSC		350	(0.15)%	03/15/49	139	124	(15)
CMBX.NA.AJ.1	DEUT		75	(0.84)%	10/12/52	5	5	–
CMBX.NA.AJ.1	JPM		145	(0.84)%	10/12/52	10	9	(1)
CMBX.NA.AJ.1	MSC		140	(0.84)%	10/12/52	10	9	(1)
CMBX.NA.AJ.4	MSC		334	(0.96)%	02/17/51	120	85	(35)
CMBX.NA.AM.2	CSI		425	(0.50)%	03/15/49	26	18	(8)
CMBX.NA.AM.2	DEUT		425	(0.50)%	03/15/49	24	18	(6)
CMBX.NA.AM.2	MSC		575	(0.50)%	03/15/49	28	25	(3)
CMBX.NA.AM.4	BOA		125	(0.50)%	02/17/51	15	11	(4)
CMBX.NA.AM.4	CSI		60	(0.50)%	02/17/51	7	5	(2)
CMBX.NA.AM.4	GSC		225	(0.50)%	02/17/51	33	18	(15)
CMBX.NA.AM.4	MSC		195	(0.50)%	02/17/51	22	17	(5)
ITRX.XOV.19	ICE	EUR	363	(5.00)%	06/20/18	(21)	(42)	(21)
ITRX.XOV.20	ICE	EUR	535	(5.00)%	12/20/18	(47)	(51)	(4)
Total						$1,941	$1,424	$(517)
Sell protection:
ABX.HE.AAA.6	DEUT		$721	0.11%	05/25/46	$(228)	$(184)	$44
ABX.HE.AAA.6	JPM		69	0.11%	05/25/46	(20)	(18)	2
CDX.EM.20	GSC		1,475	5.00%	12/20/18	162	157	(5)
CDX.NA.IG.20	CME		6,665	1.00%	06/20/18	94	107	13
CDX.NA.IG.21	CME		5,055	1.00%	12/20/18	62	68	6
CDX.NA.IG.21	CME		5,825	1.00%	12/20/23	(122)	(88)	34
CMBX.NA.AA.4	MSC		960	1.65%	02/17/51	(622)	(546)	76

The accompanying notes are an integral part of these financial statements.

21

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Credit Default Swap Contracts Outstanding at October 31, 2013 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices: - (continued)
Sell protection: - (continued)
CMBX.NA.AAA.6	CSI		$195	0.50%	05/11/63	$(10)	$(7)	$3
CMBX.NA.AAA.6	CSI		2,905	0.50%	05/11/63	(75)	(109)	(34)
CMBX.NA.AAA.6	DEUT		1,065	0.50%	05/11/63	(54)	(40)	14
CMBX.NA.AAA.6	DEUT		965	0.50%	05/11/63	(23)	(36)	(13)
CMBX.NA.AAA.6	JPM		975	0.50%	05/11/63	(32)	(36)	(4)
CMBX.NA.AAA.6	UBS		5,375	0.50%	05/11/63	(211)	(200)	11
CMBX.NA.AAA.6	UBS		1,435	0.50%	05/11/63	(36)	(53)	(17)
CMBX.NA.BB.6	CSI		40	5.00%	05/11/63	–	(3)	(3)
CMBX.NA.BB.6	CSI		150	5.00%	05/11/63	(3)	(12)	(9)
CMBX.NA.BB.6	CSI		165	5.00%	05/11/63	(14)	(13)	1
CMBX.NA.BB.6	MSC		655	5.00%	05/11/63	(42)	(51)	(9)
CMBX.NA.BB.6	MSC		135	5.00%	05/11/63	(11)	(11)	–
CMBX.NA.BBB-.6	CSI		535	3.00%	05/11/63	2	(31)	(33)
CMBX.NA.BBB-.6	CSI		380	3.00%	05/11/63	(33)	(22)	11
CMBX.NA.BBB-.6	DEUT		331	3.00%	05/11/63	(9)	(19)	(10)
ITRX.EUR.20	ICE	EUR	1,245	1.00%	12/20/18	13	14	1
PrimeX.ARM.1	MSC		86	4.42%	06/25/36	3	9	6
PrimeX.ARM.2	MSC		462	4.58%	12/25/37	(36)	14	50
PrimeX.ARM.2	MSC		306	4.58%	12/25/37	10	9	(1)
PrimeX.FRM.1	JPM		76	4.42%	07/25/36	8	8	–
Total						$(1,227)	$(1,093)	$134
Total traded indices						$714	$331	$(383)
Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	CSI		$945	1.00% / 0.77%	12/20/17	$(20)	$9	$29
Bank of America Corp.	GSC		2,200	1.00% / 0.74%	09/20/17	(153)	22	175
Citigroup, Inc.	GSC		785	1.00% / 0.72%	12/20/17	(14)	9	23
Citigroup, Inc.	GSC		2,350	1.00% / 0.68%	09/20/17	(153)	29	182
Goldman Sachs Group, Inc.	CSI		495	1.00% / 0.89%	12/20/17	(15)	2	17
Goldman Sachs Group, Inc.	UBS		1,100	1.00% / 0.85%	09/20/17	(81)	6	87
Morgan Stanley	BCLY		1,100	1.00% / 0.85%	09/20/17	(123)	7	130
Morgan Stanley	GSC		520	1.00% / 0.89%	12/20/17	(27)	2	29
Total						$(586)	$86	$672
						$128	$417	$289

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2013. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

22

Interest Rate Swap Contracts Outstanding at October 31, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BOA	BZDIOVRA	8.90% Fixed	BRL	1,601	01/04/16	$–	$(31)	$(31)
BOA	BZDIOVRA	9.64% Fixed	BRL	3,186	01/04/16	–	(38)	(38)
GSC	1.73% Fixed	6M EURIBOR	EUR	2,700	01/09/23	–	42	42
JPM	3M STIBOR	2.16% Fixed	SEK	22,500	01/09/23	–	(130)	(130)
						$–	$(157)	$(157)

*	Notional shown in U.S. dollars unless otherwise noted.

Spreadlock Swap Contracts Outstanding at October 31, 2013

Counterparty	Strike		Notional Amount	Determination Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPM†	0.75	%*	13,500	03/26/14	–	–	–

*	This is a spreadlock swap between the 10-Year constant maturity swap curve ("CMS") and the yield to maturity on a 30-Year FNMA. If the yield to maturity on the 30-Year FNMA minus the 10-Year CMS rate is greater than the strike, the Fund will receive money from the counterparty based on this differential. If the yield to maturity on the 30-Year FNMA minus the 10-Year CMS rate is less than the strike, the Fund will pay the counterparty.

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2013, the aggregate value and percentage of total net assets of these securities rounds to zero.

Securities Sold Short Outstanding at October 31, 2013

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC TBA, 5.50%	$4,800	12/15/2043	$5,200	$(8)
FNMA TBA, 4.50%	2,900	11/15/2043	3,104	(3)
GNMA TBA, 3.00%	4,200	11/15/2042	4,190	(62)
GNMA TBA, 3.50%	100	11/15/2043	104	(2)
GNMA TBA, 4.00%	3,700	11/15/2043	3,934	(15)
			$16,532	$(90)

At October 31, 2013, the aggregate value of these securities represents 13.0% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
RBC	RBC Dominion Securities
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PLN	Polish New Zloty
SEK	Swedish Krona
TRY	Turkish New Lira
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.EUR	Markit iTraxx - Europe
ITRX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
PrimeX.FRM	Markit PrimeX Fixed Rate Mortgage Backed Security

Municipal Bond Abbreviations:
FA	Finance Authority
Rev	Revenue

Other Abbreviations:
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
STIBOR	Stockholm Interbank Offer Rate

The accompanying notes are an integral part of these financial statements.

24

The Hartford Unconstrained Bond Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$31,160	$–	$25,683	$5,477
Call Options Purchased	176	–	176	–
Corporate Bonds	14,688	–	14,688	–
Foreign Government Obligations	5,615	–	5,615	–
Municipal Bonds	391	–	391	–
Preferred Stocks	64	64	–	–
Put Options Purchased	283	65	218	–
Senior Floating Rate Interests	29,084	–	29,084	–
U.S. Government Agencies	68,457	–	68,304	153
U.S. Government Securities	23,255	410	22,845	–
Short-Term Investments	4,666	–	4,666	–
Total	$177,839	$539	$171,670	$5,630
Credit Default Swaps *	990	–	990	–
Foreign Currency Contracts *	316	–	316	–
Futures *	85	85	–	–
Interest Rate Swaps *	42	–	42	–
Total	$1,433	$85	$1,348	$–
Liabilities:
Securities Sold Short	$16,532	$–	$16,532	$–
Total	$16,532	$–	$16,532	$–
Credit Default Swaps *	700	–	700	–
Foreign Currency Contracts *	137	–	137	–
Futures *	145	145	–	–
Interest Rate Swaps *	199	–	199	–
Spreadlock Swaps *	–	–	–	–
Total	$1,181	$145	$1,036	$–

♦	For the year ended October 31, 2013, investments valued at $549 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

25

The Hartford Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$3,701	$387	$67	†	$332	$4,047	$(2,706)	$—	$(351)	$5,477
U.S. Government Agencies	1,703	—	—	‡	—	153	—	—	(1,703)	153
Total	$5,404	$387	$67		$332	$4,200	$(2,706)	$—	$(2,054)	$5,630

Liabilities:
Swaps§	$—	$—	$—	‡	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—		$—	$—	$—	$—	$—	$—

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $94.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was zero.
§	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

26

The Hartford Unconstrained Bond Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $176,894)	$177,839
Cash	155
Foreign currency on deposit with custodian (cost $1)	1
Unrealized appreciation on foreign currency contracts	316
Unrealized appreciation on OTC swap contracts	977
Receivables:
Investment securities sold	49,004
Fund shares sold	41
Dividends and interest	704
Variation margin on financial derivative instruments	105
OTC swap premiums paid	2,534
Other assets	63
Total assets	231,739
Liabilities:
Unrealized depreciation on foreign currency contracts	137
Unrealized depreciation on OTC swap contracts	705
Securities sold short, at market value (proceeds $16,442)	16,532
Payables:
Investment securities purchased	83,814
Fund shares redeemed	176
Investment management fees	13
Dividends	13
Administrative fees	—
Distribution fees	8
Collateral received from broker	1,125
Variation margin on financial derivative instruments	61
Accrued expenses	48
OTC swap premiums received	2,045
Other liabilities	3
Total liabilities	104,680
Net assets	$127,059
Summary of Net Assets:
Capital stock and paid-in-capital	$144,643
Undistributed net investment income	589
Accumulated net realized loss	(19,278)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,105
Net assets	$127,059

The accompanying notes are an integral part of these financial statements.

27

The Hartford Unconstrained Bond Fund
Statement of Assets and Liabilities – (continued)
October 31, 2013
(000’s Omitted)

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.06/$10.53
Shares outstanding	8,451
Net assets	$85,062
Class B: Net asset value per share	$10.06
Shares outstanding	321
Net assets	$3,234
Class C: Net asset value per share	$10.09
Shares outstanding	1,855
Net assets	$18,711
Class I: Net asset value per share	$10.07
Shares outstanding	159
Net assets	$1,602
Class R3: Net asset value per share	$10.05
Shares outstanding	18
Net assets	$179
Class R4: Net asset value per share	$10.05
Shares outstanding	13
Net assets	$130
Class R5: Net asset value per share	$10.05
Shares outstanding	15
Net assets	$149
Class Y: Net asset value per share	$10.03
Shares outstanding	1,793
Net assets	$17,992

The accompanying notes are an integral part of these financial statements.

28

The Hartford Unconstrained Bond Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$8
Interest	5,032
Less: Foreign tax withheld	—
Total investment income	5,040

Expenses:
Investment management fees	808
Administrative services fees
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	183
Class B	13
Class C	30
Class I	1
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	259
Class B	43
Class C	258
Class R3	1
Class R4	—
Custodian fees	31
Accounting services fees	29
Registration and filing fees	108
Board of Directors' fees	5
Audit fees	12
Other expenses	39
Total expenses (before waivers and fees paid indirectly)	1,820
Expense waivers	(178)
Transfer agent fee waivers	—
Custodian fee offset	—
Total waivers and fees paid indirectly	(178)
Total expenses, net	1,642
Net Investment Income	3,398
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(2,448)
Net realized gain on purchased options	525
Net realized gain on securities sold short	1,082
Net realized loss on futures	(1,244)
Net realized gain on written options	725
Net realized loss on swap contracts	(3,808)
Net realized loss on foreign currency contracts	(186)
Net realized gain on other foreign currency transactions	11
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(5,343)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(1,046)
Net unrealized appreciation of purchased options	14
Net unrealized depreciation of securities sold short	(216)
Net unrealized depreciation of futures	(138)
Net unrealized depreciation of written options	(84)
Net unrealized appreciation of swap contracts	544
Net unrealized appreciation of foreign currency contracts	154
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(773)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(6,116)
Net Decrease in Net Assets Resulting from Operations	$(2,718)

The accompanying notes are an integral part of these financial statements.

29

The Hartford Unconstrained Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$3,398	$7,800
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(5,343)	12,124
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(773)	(2,214)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,718)	17,710
Distributions to Shareholders:
From net investment income
Class A	(2,916)	(4,914)
Class B	(89)	(196)
Class C	(527)	(846)
Class I	(53)	(6)
Class R3	(4)	(4)
Class R4	(3)	(4)
Class R5	(4)	(4)
Class Y	(344)	(2,212)
Total distributions	(3,940)	(8,186)
Capital Share Transactions:
Class A	(30,691)	(12,141)
Class B	(1,772)	(2,415)
Class C	(9,856)	1,425
Class I	554	1,125
Class R3	46	34
Class R4	26	4
Class R5	45	4
Class Y	18,437	(104,107)
Net decrease from capital share transactions	(23,211)	(116,071)
Net Decrease in Net Assets	(29,869)	(106,547)
Net Assets:
Beginning of period	156,928	263,475
End of period	$127,059	$156,928
Undistributed (distribution in excess of) net investment income	$589	$153

The accompanying notes are an integral part of these financial statements.

30

The Hartford Unconstrained Bond Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Unconstrained Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

31

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

32

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

33

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type/Valuation Technique	Unobservable Input (1)	Range (Weighted Average (2))	Fair Value at October 31, 2013
Asset & Commercial Mortgage Backed Securities:
Discounted cash flow	Internal rate of return	0.0% - 8.2% (5.3%)	$5,401
	Life expectancy (in months)	1 - 303 (117)
Indicative market quotations	Broker Quote (3)	$0.00 - $69.00 ($69.00)	76
Swap Contracts:
Third party vendor	Prior day valuation	(0.0005)	0
U.S. Government Agencies:
Cost	Recent trade price	$102.06, 10/22/2013	153
Total			$5,630

(1)	Significant changes to any observable inputs may result in a significant change to the fair value.
(2)	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
(3)	The broker quote represents the best available estimate of fair value per share as of October 31, 2013.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

34

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and

35

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of October 31, 2013.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

36

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by

37

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the  Schedule of Investments, had outstanding futures contracts as of October 31, 2013.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of October 31, 2013. The Fund had no outstanding written options contracts as of October 31, 2013. Transactions involving written options contracts during the year ended October 31, 2013, are summarized below:

38

Options Contract Activity During the Year Ended October 31, 2013:

Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	36,520,000	$210
Written	49,240,448	303
Expired	(85,760,000)	(451)
Closed	(448)	(62)
Exercised	—	—
End of period	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	36,520,000	$191
Written	49,241,464	360
Expired	(85,760,000)	(394)
Closed	(1,464)	(157)
Exercised	—	—
End of period	—	$—

*	The number of contracts does not omit 000's.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions, credit spreads, currency exchange rates, interest rates and other relevant factors.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s

39

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, minimum daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2013.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

40

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swap contracts as of October 31, 2013.

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread at a specific forward date. The Fund, as shown on the Schedule of Investments, had outstanding spreadlock swap contracts as of October 31, 2013.

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$459	$—	$—	$—	$—	$—	$459
Unrealized appreciation on foreign currency contracts	—	316	—	—	—	—	316
Unrealized appreciation on OTC swap contracts	42	—	935	—	—	—	977
Variation margin receivable *	100	—	5	—	—	—	105
Total	$601	$316	$940	$—	$—	$—	$1,857

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$137	$—	$—	$—	$—	$137
Unrealized depreciation on OTC swap contracts	199	—	506	—	—	—	705
Variation margin payable *	55	—	6	—	—	—	61
Total	$254	$137	$512	$—	$—	$—	$903

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(60) and open centrally cleared swaps cumulative depreciation of $(140) as reported in the Schedule of Investments.

The ratio of foreign currency contracts to net assets at October 31, 2013, was 17.29% compared to the twelve-month average ratio of 8.62% during the year ended October 31, 2013. The volume of the other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

41

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on purchased options	$440	$85	$—	$—	$—	$—	$525
Net realized loss on futures	(1,244)	—	—	—	—	—	(1,244)
Net realized gain (loss) on written options	(121)	—	846	—	—	—	725
Net realized loss on swap contracts	(130)	—	(3,678)	—	—	—	(3,808)
Net realized loss on foreign currency contracts	—	(186)	—	—	—	—	(186)
Total	$(1,055)	$(101)	$(2,832)	$—	$—	$—	$(3,988)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of purchased options	$14	$—	$—	$—	$—	$—	$14
Net change in unrealized depreciation of futures	(138)	—	—	—	—	—	(138)
Net change in unrealized depreciation of written options	—	—	(84)	—	—	—	(84)
Net change in unrealized appreciation (depreciation) of swap contracts	(160)	—	704	—	—	—	544
Net change in unrealized appreciation of foreign currency contracts	—	154	—	—	—	—	154
Total	$(284)	$154	$620	$—	$—	$—	$490

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate

42

significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$3,946	$8,199

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$487
Accumulated Capital Losses *	(19,275)
Unrealized Appreciation †	1,079
Total Accumulated Deficit	$(17,709)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

43

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$978
Accumulated Net Realized Gain (Loss)	(594)
Capital Stock and Paid-in-Capital	(384)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$5,418
Long-Term Capital Loss Carryforward	1,685
Total	$7,103

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2017	$12,172
Total	$12,172

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The

44

Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

45

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.99%	1.74%	1.74%	0.74%	1.29%	0.99%	0.69%	0.69%

d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	0.99%
Class B	1.74
Class C	1.74
Class I	0.74
Class R3	1.29
Class R4	0.99
Class R5	0.69
Class Y	0.69

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $74 and contingent deferred sales charges of $25 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

46

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	61%
Class R4	85
Class R5	73
Class Y	1

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,238,785
Sales Proceeds Excluding U.S. Government Obligations	1,256,883
Cost of Purchases for U.S. Government Obligations	20,423
Sales Proceeds for U.S. Government Obligations	54,298

47

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	1,254	270	(4,526)	(3,002)	3,298	455	(4,896)	(1,143)
Amount	$13,025	$2,782	$(46,498)	$(30,691)	$33,926	$4,672	$(50,739)	$(12,141)
Class B
Shares	16	8	(197)	(173)	55	16	(306)	(235)
Amount	$166	$80	$(2,018)	$(1,772)	$558	$167	$(3,140)	$(2,415)
Class C
Shares	565	46	(1,579)	(968)	864	71	(798)	137
Amount	$5,903	$477	$(16,236)	$(9,856)	$8,923	$732	$(8,230)	$1,425
Class I
Shares	243	4	(196)	51	107	1	—	108
Amount	$2,533	$46	$(2,025)	$554	$1,120	$6	$(1)	$1,125
Class R3
Shares	6	—	(1)	5	3	—	—	3
Amount	$49	$3	$(6)	$46	$30	$4	$—	$34
Class R4
Shares	4	—	(2)	2	—	1	—	1
Amount	$39	$3	$(16)	$26	$—	$4	$—	$4
Class R5
Shares	5	—	(1)	4	—	1	—	1
Amount	$48	$4	$(7)	$45	$—	$4	$—	$4
Class Y
Shares	2,063	34	(315)	1,782	2,035	204	(12,404)	(10,165)
Amount	$21,305	$344	$(3,212)	$18,437	$20,740	$2,062	$(126,909)	$(104,107)
Total
Shares	4,156	362	(6,817)	(2,299)	6,362	749	(18,404)	(11,293)
Amount	$43,068	$3,739	$(70,018)	$(23,211)	$65,297	$7,651	$(189,019)	$(116,071)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	22	$ 231
For the Year Ended October 31, 2012	50	$ 514

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

48

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

49

The Hartford Unconstrained Bond Fund
Financial Highlights

	- Selected Per-Share Data - (A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$10.51	$0.25	$(0.41)	$(0.16)	$(0.29)	$–	$(0.29)	$10.06	(1.54)%		$85,062	1.13%		0.99%		2.43%
B	10.51	0.17	(0.41)	(0.24)	(0.21)	–	(0.21)	10.06	(2.28)		3,234	2.01		1.74		1.68
C	10.53	0.17	(0.40)	(0.23)	(0.21)	–	(0.21)	10.09	(2.18)		18,711	1.82		1.74		1.67
I	10.51	0.28	(0.40)	(0.12)	(0.32)	–	(0.32)	10.07	(1.19)		1,602	0.76		0.74		2.69
R3	10.50	0.22	(0.41)	(0.19)	(0.26)	–	(0.26)	10.05	(1.83)		179	1.44		1.29		2.17
R4	10.50	0.25	(0.41)	(0.16)	(0.29)	–	(0.29)	10.05	(1.54)		130	1.11		0.99		2.46
R5	10.50	0.28	(0.41)	(0.13)	(0.32)	–	(0.32)	10.05	(1.24)		149	0.82		0.69		2.75
Y	10.48	0.29	(0.42)	(0.13)	(0.32)	–	(0.32)	10.03	(1.24)		17,992	0.71		0.69		2.85

For the Year Ended October 31, 2012
A	$10.06	$0.37	$0.47	$0.84	$(0.39)	$–	$(0.39)	$10.51	8.47%		$120,395	1.09%		0.77%		3.59%
B	10.05	0.30	0.47	0.77	(0.31)	–	(0.31)	10.51	7.77		5,187	1.96		1.53		2.92
C	10.07	0.29	0.48	0.77	(0.31)	–	(0.31)	10.53	7.76		29,736	1.79		1.52		2.83
I(D)	10.30	0.13	0.21	0.34	(0.13)	–	(0.13)	10.51	3.35	(E)	1,132	0.83	(F)	0.62	(F)	2.93	(F)
R3	10.04	0.33	0.49	0.82	(0.36)	–	(0.36)	10.50	8.27		141	1.40		1.06		3.20
R4	10.04	0.37	0.48	0.85	(0.39)	–	(0.39)	10.50	8.60		111	1.07		0.77		3.57
R5	10.04	0.40	0.48	0.88	(0.42)	–	(0.42)	10.50	8.92		111	0.77		0.47		3.87
Y	10.04	0.48	0.38	0.86	(0.42)	–	(0.42)	10.48	8.73		115	0.72		0.69		4.70

For the Year Ended October 31, 2011 (G)
A	$9.98	$0.46	$0.10	$0.56	$(0.48)	$–	$(0.48)	$10.06	5.71%		$126,654	1.06%		0.95%		4.56%
B	9.98	0.38	0.09	0.47	(0.40)	–	(0.40)	10.05	4.82		7,324	1.88		1.70		3.82
C	10.00	0.38	0.09	0.47	(0.40)	–	(0.40)	10.07	4.81		27,057	1.74		1.70		3.80
R3(H)	9.89	0.03	0.15	0.18	(0.03)	–	(0.03)	10.04	1.81	(E)	102	1.34	(F)	1.25	(F)	4.29	(F)
R4(H)	9.89	0.04	0.14	0.18	(0.03)	–	(0.03)	10.04	1.84	(E)	102	1.04	(F)	0.95	(F)	4.58	(F)
R5(H)	9.89	0.04	0.15	0.19	(0.04)	–	(0.04)	10.04	1.87	(E)	102	0.74	(F)	0.65	(F)	4.87	(F)
Y	9.97	0.49	0.09	0.58	(0.51)	–	(0.51)	10.04	5.96		102,134	0.63		0.63		4.90

For the Year Ended October 31, 2010 (G)
A	$9.54	$0.37	$0.45	$0.82	$(0.38)	$–	$(0.38)	$9.98	8.82%		$138,388	1.04%		1.00%		3.75%
B	9.53	0.29	0.47	0.76	(0.31)	–	(0.31)	9.98	8.13		10,007	1.87		1.75		3.02
C	9.55	0.30	0.46	0.76	(0.31)	–	(0.31)	10.00	8.14		26,778	1.72		1.72		3.03
Y	9.52	0.40	0.47	0.87	(0.42)	–	(0.42)	9.97	9.37		147,197	0.62		0.62		4.13

For the Year Ended October 31, 2009 (G)
A	$8.28	$0.48	$1.27	$1.75	$(0.49)	$–	$(0.49)	$9.54	21.83%		$111,456	1.08%		0.95%		5.46%
B	8.28	0.42	1.26	1.68	(0.43)	–	(0.43)	9.53	20.85		10,389	1.96		1.67		4.74
C	8.30	0.42	1.25	1.67	(0.42)	–	(0.42)	9.55	20.76		23,237	1.76		1.70		4.66
Y	8.27	0.51	1.25	1.76	(0.51)	–	(0.51)	9.52	22.07		109,639	0.64		0.64		5.88

See Portfolio Turnover information on the next page.

50

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Commenced operations on May 25, 2012.
(E)	Not annualized.
(F)	Annualized.
(G)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(H)	Commenced operations on September 30, 2011.

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	69%
For the Year Ended October 31, 2012	134
For the Year Ended October 31, 2011	207
For the Year Ended October 31, 2010	210
For the Year Ended October 31, 2009	178

51

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Unconstrained Bond Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Unconstrained Bond Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

52

The Hartford Unconstrained Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

53

The Hartford Unconstrained Bond Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

54

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

55

The Hartford Unconstrained Bond Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

56

The Hartford Unconstrained Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$963.70	$4.90	$1,000.00	$1,020.22	$5.04	0.99%	184	365
Class B	$1,000.00	$960.00	$8.59	$1,000.00	$1,016.44	$8.84	1.74	184	365
Class C	$1,000.00	$960.20	$8.59	$1,000.00	$1,016.44	$8.84	1.74	184	365
Class I	$1,000.00	$965.00	$3.17	$1,000.00	$1,018.56	$3.25	0.74	159	365
Class R3	$1,000.00	$962.20	$6.38	$1,000.00	$1,018.70	$6.56	1.29	184	365
Class R4	$1,000.00	$963.70	$4.90	$1,000.00	$1,020.22	$5.04	0.99	184	365
Class R5	$1,000.00	$965.20	$3.42	$1,000.00	$1,021.73	$3.52	0.69	184	365
Class Y	$1,000.00	$965.10	$3.42	$1,000.00	$1,021.73	$3.52	0.69	184	365

57

The Hartford Unconstrained Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Unconstrained Bond Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

58

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 5-year period and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to Wellington Management as sub-adviser in 2012.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

59

The Hartford Unconstrained Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

60

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

61

The Hartford Unconstrained Bond Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

62

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-UB13 12/13 114012-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD VALUE FUND 2013 Annual Report

The Hartford Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Value Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 10/31/03 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	5 Years	10 Years
Value A#	26.32%	13.32%	7.97%
Value A##	19.37%	12.05%	7.36%
Value B#	25.37%	12.48%	7.34%*
Value B##	20.37%	12.23%	7.34%*
Value C#	25.45%	12.49%	7.16%
Value C##	24.45%	12.49%	7.16%
Value I#	26.67%	13.61%	8.17%
Value R3#	26.14%	13.05%	7.90%
Value R4#	26.40%	13.39%	8.12%
Value R5#	26.77%	13.72%	8.34%
Value Y#	26.89%	13.83%	8.42%
Russell 1000 Value Index	28.29%	14.06%	7.81%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Value Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Value Class A	1.15%	1.22%
Value Class B	1.90%	2.24%
Value Class C	1.90%	1.92%
Value Class I	0.88%	0.88%
Value Class R3	1.35%	1.49%
Value Class R4	1.05%	1.19%
Value Class R5	0.80%	0.87%
Value Class Y	0.75%	0.75%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses as of the date of the Fund's most recent prospectus and reflect contractual expense waivers/reimbursements in instances when these reductions reduce the Fund's gross expenses. Certain contractual waivers/reimbursements remain in effect until February 28, 2014. Other contractual waivers/reimbursements remain in effect until February 28, 2014, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Value Fund returned 26.32%, before sales charge, for the twelve-month period ended October 31, 2013, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 28.29% for the same period. The Fund also underperformed the 27.47% average return of the Lipper Large Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite clear signs of political dysfunction in Washington, U.S. equities surged during the period (+27%) and reached a new all-time high during October (as measured by the S&P 500 Index). From its closing low on March 9, 2009, the S&P 500 ended October 2013 up over 159%. There have been a few hiccups during the rally, including in August 2013, where U.S. stocks suffered their worst month of the year amid heightened geopolitical risks stemming from the widening conflict in Syria. In September, the Federal Open Market Committee’s decision to leave the pace of its monthly asset purchases unchanged at $85 billion surprised many investors and contributed to the burgeoning risk appetites among many market participants. This continued highly accommodative monetary policy, along with solid earnings results and an upward trending housing market, overshadowed the 16-day government shutdown and near breach of the U.S. debt ceiling. Investors applauded the last-minute deal to end the fiscal stalemate in Washington; however, the U.S. Congress only extended the debt ceiling until February 7 and funded the government through January 15, so we may revisit the political dysfunction early in 2014. Investors also cheered the nomination of Janet Yellen to become the next head of the U.S. Federal Reserve (Fed); she is widely viewed as more likely to maintain the Fed’s current monetary policy than outgoing chairman Ben Bernanke.

All ten sector returns within the Russell 1000 Value Index were positive, with Information Technology (+50%), Consumer Discretionary (+44%), and Industrials (+38%) performing strongest. Utilities (+11%), Telecommunication Services (+12%), and Energy (+17%) lagged on a relative basis during the period.

The Fund’s underperformance versus its benchmark was primarily due to security selection. Weak selection in the Information Technology, Consumer Discretionary, and Health Care sectors more than offset strong selection in Financials, Energy, and Industrials. Sector allocation, which is a result of bottom-up stock selection decisions, contributed to benchmark-relative performance as the Fund benefited from an underweight to Utilities and overweight to Information Technology. The Fund’s modest cash position detracted in an upward trending market.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

Top detractors from benchmark-relative returns during the period were Mosaic (Materials), Apple (Information Technology), and Bank of America (Financials). Shares of Mosaic, a U.S.-based producer of phosphate and potash fertilizer nutrients, underperformed during the period. Although the firm’s volume growth in potash and phosphate were strong, net sales declined due to lower pricing. With no identifiable catalysts for improving industry supply/demand dynamics on the horizon, we eliminated the position. Shares

3

The Hartford Value Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

of Apple, the leading U.S. smart phone and tablet device manufacturer, rose after the company posted strong earnings due to robust iPhone sales and promising growth in China. Not owning this strong performing benchmark component detracted from relative results. Shares of Bank of America, a large U.S. diversified financial services company, appreciated amid strong capital markets activity and improved sentiment for housing prices. Again, not holding this strong performing stock during the period hurt relative results. Top absolute detractors during the period included St. Jude Medical (Health Care), Barrick Gold (Materials), and Entergy (Utilities).

Top contributors to benchmark-relative returns were Exxon Mobil (Energy), Halliburton (Energy), and Boeing (Industrials). Shares of Exxon Mobil, a U.S.-based energy company, underperformed during the period, in part due to disappointing earnings results stemming from poor performance at its refining and chemicals businesses. Our underweight position helped relative performance. Halliburton, a global oilfield services company, saw earnings inflect positively off the fourth quarter trough, as North American frac pricing stabilized and international activity rose. The company executed an accelerated share repurchase program, leading to consensus earnings estimate upgrades for future periods. Shares of Boeing, an aircraft manufacturer, outperformed as it became clear that the battery issues for the 787 model were manageable with modest design changes. Demand remained strong with an order book of over 800 planes. Top absolute contributors for the period included JPMorgan Chase (Financials), Wells Fargo (Financials), and Cisco (Information Technology).

What is the outlook?

In the U.S., we believe continued momentum in housing and auto sales should benefit the overall economy. While rising mortgage rates and affordability issues in some areas of the country may moderate the growth rate, we still believe housing remains in a solid uptrend. The auto sector remains a bright spot in the recovery, with recent seasonally adjusted annualized vehicle sales totaling 16 million, the highest since 2007.

We have been encouraged by the recent data out of Europe, which suggests that perhaps Europe has stabilized. The euro area economy recently posted modest GDP growth of 0.3% for the second quarter, which brought to a close six straight quarters of contraction, the longest slump since the euro debuted in 1999. Additionally, the leading economic indicators have been looking more promising in Europe and recent manufacturing data has shown healthy gains. We believe that the world economy is slowly but steadily emerging from a post-bubble overhang. Looking into 2014, we expect all regions to strengthen economically while inflation is still subdued in parts of the world. Overall, we expect to return to a world economy that is determined by regional macro fundamentals rather than by swings in global risk sentiment.

Based on bottom-up stock decisions, the Fund ended the period most overweight in the Consumer Discretionary, Information Technology, and Materials sectors relative to the Russell 1000 Value Index; the Fund’s largest underweights were in Utilities, Financials, and Energy.

Diversification by Sector

as of October 31, 2013

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.6%
Consumer Staples	5.4
Energy	11.8
Financials	24.6
Health Care	11.8
Industrials	10.8
Information Technology	11.2
Materials	4.1
Services	2.0
Utilities	2.8
Total	96.1%
Short-Term Investments	3.0
Other Assets and Liabilities	0.9
Total	100.0%

A sector may be comprised of several industries.  For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

4

The Hartford Value Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.1%
	Automobiles and Components - 0.5%
28	General Motors Co. ●	$1,017

	Banks - 6.8%
70	BB&T Corp.	2,392
57	PNC Financial Services Group, Inc.	4,172
171	Wells Fargo & Co.	7,281
		13,845
	Capital Goods - 10.8%
17	3M Co.	2,196
11	Boeing Co.	1,443
40	Eaton Corp. plc	2,798
139	General Electric Co.	3,628
23	Illinois Tool Works, Inc.	1,809
32	Ingersoll-Rand plc	2,159
24	PACCAR, Inc.	1,338
73	Spirit Aerosystems Holdings, Inc. ●	1,948
26	Stanley Black & Decker, Inc.	2,033
24	United Technologies Corp.	2,557
		21,909
	Consumer Durables and Apparel - 2.5%
63	Newell Rubbermaid, Inc.	1,881
54	Pulte Group, Inc.	944
19	PVH Corp.	2,311
		5,136
	Diversified Financials - 10.6%
22	Ameriprise Financial, Inc.	2,183
11	BlackRock, Inc.	3,301
68	Citigroup, Inc.	3,316
34	Credit Suisse Group ADR	1,052
17	Goldman Sachs Group, Inc.	2,740
13	IntercontinentalExchange, Inc. ●	2,446
128	JP Morgan Chase & Co.	6,592
		21,630
	Energy - 11.8%
21	Anadarko Petroleum Corp.	1,987
53	Chevron Corp.	6,378
13	EOG Resources, Inc.	2,281
40	Exxon Mobil Corp.	3,596
59	Halliburton Co.	3,109
53	Marathon Oil Corp.	1,881
27	Occidental Petroleum Corp.	2,602
56	Southwestern Energy Co. ●	2,071
		23,905
	Food and Staples Retailing - 1.3%
44	CVS Caremark Corp. ●	2,721

	Food, Beverage and Tobacco - 4.1%
21	Anheuser-Busch InBev N.V. ADR	2,180
17	Diageo plc ADR	2,193
22	Kraft Foods Group, Inc.	1,175
11	PepsiCo, Inc.	936
20	Philip Morris International, Inc.	1,802
		8,286
	Health Care Equipment and Services - 4.1%
37	Baxter International, Inc.	2,435
38	Covidien plc	2,443
51	UnitedHealth Group, Inc.	3,475
		8,353
	Insurance - 7.2%
38	ACE Ltd.	3,588
47	American International Group, Inc.	2,442
18	Chubb Corp.	1,668
76	Marsh & McLennan Cos., Inc.	3,466
35	Principal Financial Group, Inc.	1,645
55	Unum Group	1,740
		14,549
	Materials - 4.1%
28	Barrick Gold Corp.	544
54	Dow Chemical Co.	2,129
21	E.I. DuPont de Nemours & Co.	1,255
39	International Paper Co.	1,735
22	Nucor Corp.	1,164
80	Steel Dynamics, Inc.	1,445
		8,272
	Media - 3.7%
27	CBS Corp. Class B	1,584
54	Comcast Corp. Class A	2,554
87	Interpublic Group of Cos., Inc.	1,457
52	Thomson Reuters Corp.	1,935
		7,530
	Pharmaceuticals, Biotechnology and Life Sciences - 7.7%
20	Amgen, Inc.	2,370
27	Johnson & Johnson	2,504
103	Merck & Co., Inc.	4,655
82	Pfizer, Inc.	2,509
10	Roche Holding AG	2,809
26	Zoetis, Inc.	816
		15,663
	Retailing - 4.9%
5	AutoZone, Inc. ●	2,386
25	Home Depot, Inc.	1,955
22	Kohl's Corp.	1,228
57	Lowe's Co., Inc.	2,847
27	Nordstrom, Inc.	1,604
		10,020
	Semiconductors and Semiconductor Equipment - 4.7%
40	Analog Devices, Inc.	1,969
128	Intel Corp.	3,136
66	Maxim Integrated Products, Inc.	1,970
55	Xilinx, Inc.	2,482
		9,557
	Software and Services - 2.2%
75	Microsoft Corp.	2,652
83	Symantec Corp.	1,883
		4,535
	Technology Hardware and Equipment - 4.3%
239	Cisco Systems, Inc.	5,375
141	EMC Corp.	3,386
		8,761
	Telecommunication Services - 2.0%
59	AT&T, Inc.	2,119
38	Verizon Communications, Inc.	1,923
		4,042
	Utilities - 2.8%
31	Edison International	1,511
19	Entergy Corp.	1,217
14	NextEra Energy, Inc.	1,174

The accompanying notes are an integral part of these financial statements.

5

The Hartford Value Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.1% - (continued)
	Utilities - 2.8% - (continued)
41	Northeast Utilities		$1,770
			5,672
	Total common stocks
	(cost $149,240)		$195,403

	Total long-term investments (cost $149,240)		$195,403

SHORT-TERM INVESTMENTS - 3.0%
Repurchase Agreements - 3.0%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $487, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $497)
$487	0.10%, 10/31/2013		$487
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $169, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $172)
169	0.09%, 10/31/2013		169
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $781, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $797)
781	0.08%, 10/31/2013		781
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $2,215,
collateralized by U.S. Treasury Bill 0.01% -
0.35%, 2013 - 2014, U.S. Treasury Bond
2.75% - 8.75%, 2017 - 2042, U.S. Treasury
Note 0.25% - 4.75%, 2013 - 2022,  value of
	$2,260)
2,215	0.09%, 10/31/2013		2,215
Deutsche Bank Securities TriParty Repurchase
Agreement (maturing on 11/01/2013 in the
amount of $893, collateralized by FHLMC
2.50% - 7.50%, 2026 - 2043, FNMA 3.00%
- 7.00%, 2026 - 2043, GNMA 2.67% -
	5.00%, 2024 - 2048, value of $911)
893	0.12%, 10/31/2013		893
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $527, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $538)
527	0.09%, 10/31/2013		527
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $928, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $948)
928	0.10%, 10/31/2013		928
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $5, collateralized by U.S. Treasury Note 0.63%, 2017, value of $5)
5	0.09%, 10/31/2013		5
			6,005
	Total short-term investments
	(cost $6,005)		$6,005

	Total investments
	(cost $155,245) ▲	99.1%	$201,408
	Other assets and liabilities	0.9%	1,904
	Total net assets	100.0%	$203,312

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $157,939 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$46,828
Unrealized Depreciation	(3,359)
Net Unrealized Appreciation	$43,469

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Value Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$195,403	$192,594	$2,809	$–
Short-Term Investments	6,005	–	6,005	–
Total	$201,408	$192,594	$8,814	$–

♦	For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2.

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Value Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $155,245)	$201,408
Cash	121
Receivables:
Investment securities sold	2,048
Fund shares sold	296
Dividends and interest	196
Other assets	64
Total assets	204,133
Liabilities:
Payables:
Investment securities purchased	567
Fund shares redeemed	174
Investment management fees	27
Administrative fees	1
Distribution fees	10
Accrued expenses	42
Total liabilities	821
Net assets	$203,312
Summary of Net Assets:
Capital stock and paid-in-capital	$122,752
Undistributed net investment income	2,190
Accumulated net realized gain	32,207
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	46,163
Net assets	$203,312

Shares authorized	550,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.70/$15.56
Shares outstanding	6,452
Net assets	$94,834
Class B: Net asset value per share	$14.37
Shares outstanding	148
Net assets	$2,125
Class C: Net asset value per share	$14.28
Shares outstanding	1,410
Net assets	$20,132
Class I: Net asset value per share	$14.61
Shares outstanding	1,138
Net assets	$16,623
Class R3: Net asset value per share	$14.34
Shares outstanding	218
Net assets	$3,123
Class R4: Net asset value per share	$14.51
Shares outstanding	772
Net assets	$11,197
Class R5: Net asset value per share	$14.58
Shares outstanding	1,636
Net assets	$23,850
Class Y: Net asset value per share	$14.63
Shares outstanding	2,148
Net assets	$31,428

The accompanying notes are an integral part of these financial statements.

9

The Hartford Value Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$5,596
Interest	4
Less: Foreign tax withheld	(42)
Total investment income	5,558

Expenses:
Investment management fees	1,552
Administrative services fees
Class R3	6
Class R4	17
Class R5	21
Transfer agent fees
Class A	151
Class B	12
Class C	25
Class I	23
Class R3	1
Class R4	—
Class R5	—
Class Y	2
Distribution fees
Class A	202
Class B	23
Class C	181
Class R3	14
Class R4	28
Custodian fees	2
Accounting services fees	31
Registration and filing fees	95
Board of Directors' fees	7
Audit fees	13
Other expenses	38
Total expenses (before waivers and fees paid indirectly)	2,444
Expense waivers	(137)
Transfer agent fee waivers	(5)
Commission recapture	(1)
Total waivers and fees paid indirectly	(143)
Total expenses, net	2,301
Net Investment Income	3,257
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	35,553
Net realized gain on foreign currency contracts	14
Net realized loss on other foreign currency transactions	(22)
Net Realized Gain on Investments and Foreign Currency Transactions	35,545
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	15,910
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	15,910
Net Gain on Investments and Foreign Currency Transactions	51,455
Net Increase in Net Assets Resulting from Operations	$54,712

The accompanying notes are an integral part of these financial statements.

10

The Hartford Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$3,257	$9,022
Net realized gain on investments and foreign currency transactions	35,545	52,260
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	15,910	(9,995)
Net Increase in Net Assets Resulting from Operations	54,712	51,287
Distributions to Shareholders:
From net investment income
Class A	(1,773)	(230)
Class B	(37)	(7)
Class C	(298)	(38)
Class I	(389)	(44)
Class R3	(65)	(7)
Class R4	(195)	(29)
Class R5	(518)	(11)
Class Y	(4,425)	(2,024)
Total from net investment income	(7,700)	(2,390)
From net realized gain on investments
Class A	(3,839)	—
Class B	(133)	—
Class C	(899)	—
Class I	(782)	—
Class R3	(148)	—
Class R4	(1,259)	—
Class R5	(160)	—
Class Y	(8,181)	—
Total from net realized gain on investments	(15,401)	—
Total distributions	(23,101)	(2,390)
Capital Share Transactions:
Class A	11,510	(8,061)
Class B	(721)	(1,323)
Class C	1,271	(1,516)
Class I	355	3,091
Class R3	72	9
Class R4	(12,206)	12,574
Class R5	16,452	89
Class Y	(123,751)	(348,979)
Net decrease from capital share transactions	(107,018)	(344,116)
Net Decrease in Net Assets	(75,407)	(295,219)
Net Assets:
Beginning of period	278,719	573,938
End of period	$203,312	$278,719
Undistributed (distribution in excess of) net investment income	$2,190	$6,670

The accompanying notes are an integral part of these financial statements.

11

The Hartford Value Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the

12

close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure,

13

The Hartford Value Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

14

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial

15

The Hartford Value Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2013.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$14	$—	$—	$—	$—	$14
Total	$—	$14	$—	$—	$—	$—	$14

5.	Principal Risks:

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased

16

production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$7,700	$2,390
Long-Term Capital Gains ‡	15,401	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$5,599
Undistributed Long-Term Capital Gain	31,492
Unrealized Appreciation *	43,469
Total Accumulated Earnings	$80,560

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net

17

The Hartford Value Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(37)
Accumulated Net Realized Gain (Loss)	37

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2013.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

18

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $500 million	0.6000%
On next $1.5 billion	0.5900%
On next $2.5 billion	0.5850%
On next $5 billion	0.5800%
Over $10 billion	0.5750%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.15%	1.90%	1.90%	0.90%	1.35%	1.05%	0.80%	0.75%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, these amounts, if any, are included in the Statement of Operations.

19

The Hartford Value Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	1.15%
Class B	1.90
Class C	1.89
Class I	0.90
Class R3	1.35
Class R4	1.05
Class R5	0.80
Class Y	0.75

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $404 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

20

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Percentage of Class
Class R5	1%
Class Y	—	*

* Percentage amount rounds to zero.

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$46,415
Sales Proceeds Excluding U.S. Government Obligations	177,164

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	1,562	458	(1,148)	872	990	20	(1,704)	(694)
Amount	$21,189	$5,434	$(15,113)	$11,510	$11,779	$219	$(20,059)	$(8,061)
Class B
Shares	17	12	(82)	(53)	15	—	(129)	(114)
Amount	$209	$145	$(1,075)	$(721)	$174	$6	$(1,503)	$(1,323)
Class C
Shares	251	80	(223)	108	223	3	(352)	(126)
Amount	$3,243	$928	$(2,900)	$1,271	$2,548	$30	$(4,094)	$(1,516)
Class I
Shares	569	53	(602)	20	786	3	(524)	265
Amount	$7,627	$618	$(7,890)	$355	$9,306	$34	$(6,249)	$3,091
Class R3
Shares	72	18	(85)	5	53	1	(53)	1
Amount	$940	$213	$(1,081)	$72	$623	$7	$(621)	$9
Class R4
Shares	425	19	(1,476)	(1,032)	1,359	1	(344)	1,016
Amount	$5,400	$223	$(17,829)	$(12,206)	$16,515	$8	$(3,949)	$12,574
Class R5
Shares	1,905	21	(532)	1,394	27	1	(21)	7
Amount	$23,501	$247	$(7,296)	$16,452	$318	$11	$(240)	$89
Class Y
Shares	1,733	1,068	(12,376)	(9,575)	4,818	184	(35,737)	(30,735)
Amount	$22,170	$12,606	$(158,527)	$(123,751)	$57,875	$2,024	$(408,878)	$(348,979)
Total
Shares	6,534	1,729	(16,524)	(8,261)	8,271	213	(38,864)	(30,380)
Amount	$84,279	$20,414	$(211,711)	$(107,018)	$99,138	$2,339	$(445,593)	$(344,116)

21

The Hartford Value Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Year Ended October 31, 2013	21	$ 285
For the Year Ended October 31, 2012	42	$ 492

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

16.	Subsequent Events:

At a meeting held on December 13, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. approved an Agreement and Plan of Reorganization relating to the reorganization of the Fund, a series of The Hartford Mutual Funds, Inc., into The Hartford Value Opportunities Fund, a series of The Hartford Mutual Funds II, Inc. The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about April 7, 2014.

23

The Hartford Value Fund
Financial Highlights

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$12.64	$0.18	$2.88	$3.06	$(0.30)	$(0.70)	$(1.00)	$14.70	26.32%	$94,834	1.22%	1.15%	1.33%
B	12.35	0.08	2.83	2.91	(0.19)	(0.70)	(0.89)	14.37	25.37	2,125	2.28	1.90	0.63
C	12.30	0.08	2.82	2.90	(0.22)	(0.70)	(0.92)	14.28	25.45	20,132	1.92	1.89	0.60
I	12.57	0.21	2.87	3.08	(0.34)	(0.70)	(1.04)	14.61	26.67	16,623	0.95	0.90	1.60
R3	12.35	0.15	2.82	2.97	(0.28)	(0.70)	(0.98)	14.34	26.14	3,123	1.51	1.35	1.13
R4	12.46	0.20	2.83	3.03	(0.28)	(0.70)	(0.98)	14.51	26.40	11,197	1.19	1.05	1.55
R5	12.55	0.22	2.86	3.08	(0.35)	(0.70)	(1.05)	14.58	26.77	23,850	0.89	0.80	1.62
Y	12.58	0.23	2.87	3.10	(0.35)	(0.70)	(1.05)	14.63	26.89	31,428	0.78	0.75	1.82

For the Year Ended October 31, 2012
A	$11.00	$0.20	$1.48	$1.68	$(0.04)	$–	$(0.04)	$12.64	15.31%	$70,506	1.22%	1.15%	1.64%
B	10.82	0.10	1.45	1.55	(0.02)	–	(0.02)	12.35	14.38	2,488	2.24	1.92	0.89
C	10.78	0.11	1.44	1.55	(0.03)	–	(0.03)	12.30	14.38	16,019	1.92	1.88	0.90
I	10.92	0.23	1.47	1.70	(0.05)	–	(0.05)	12.57	15.59	14,059	0.88	0.86	1.93
R3	10.77	0.17	1.44	1.61	(0.03)	–	(0.03)	12.35	15.04	2,636	1.49	1.37	1.42
R4	10.84	0.20	1.46	1.66	(0.04)	–	(0.04)	12.46	15.37	22,478	1.19	1.06	1.71
R5	10.89	0.23	1.48	1.71	(0.05)	–	(0.05)	12.55	15.73	3,031	0.87	0.80	1.98
Y	10.91	0.25	1.47	1.72	(0.05)	–	(0.05)	12.58	15.82	147,502	0.75	0.73	2.15

For the Year Ended October 31, 2011
A	$10.65	$0.14	$0.33	$0.47	$(0.12)	$–	$(0.12)	$11.00	4.41%	$69,016	1.20%	1.15%	1.20%
B	10.46	0.04	0.34	0.38	(0.02)	–	(0.02)	10.82	3.59	3,409	2.15	1.95	0.39
C	10.44	0.05	0.33	0.38	(0.04)	–	(0.04)	10.78	3.67	15,395	1.91	1.86	0.49
I	10.58	0.17	0.33	0.50	(0.16)	–	(0.16)	10.92	4.75	9,310	0.86	0.81	1.53
R3	10.45	0.11	0.32	0.43	(0.11)	–	(0.11)	10.77	4.09	2,288	1.47	1.40	0.98
R4	10.51	0.14	0.34	0.48	(0.15)	–	(0.15)	10.84	4.54	8,543	1.15	1.10	1.27
R5	10.56	0.15	0.35	0.50	(0.17)	–	(0.17)	10.89	4.73	2,563	0.86	0.80	1.47
Y	10.57	0.19	0.32	0.51	(0.17)	–	(0.17)	10.91	4.86	463,414	0.74	0.69	1.65

For the Year Ended October 31, 2010
A	$9.63	$0.09	$1.01	$1.10	$(0.08)	$–	$(0.08)	$10.65	11.41%	$65,915	1.30%	1.28%	0.88%
B	9.47	0.01	0.99	1.00	(0.01)	–	(0.01)	10.46	10.59	5,467	2.22	2.09	0.08
C	9.45	0.02	0.98	1.00	(0.01)	–	(0.01)	10.44	10.63	13,276	2.02	2.00	0.15
I	9.59	0.12	0.99	1.11	(0.12)	–	(0.12)	10.58	11.57	4,604	0.92	0.90	1.26
R3	9.47	0.06	1.00	1.06	(0.08)	–	(0.08)	10.45	11.22	1,024	1.53	1.50	0.62
R4	9.52	0.09	1.01	1.10	(0.11)	–	(0.11)	10.51	11.51	564	1.21	1.19	0.94
R5	9.55	0.12	1.01	1.13	(0.12)	–	(0.12)	10.56	11.86	101	0.89	0.87	1.21
Y	9.55	0.14	1.01	1.15	(0.13)	–	(0.13)	10.57	12.02	375,692	0.82	0.80	1.36

See Portfolio Turnover information on the next page.

24

	- Selected Per-Share Data - (A)									- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2009
A	$8.95	$0.11	$0.78	$0.89	$(0.21)	$–	$(0.21)	$9.63	10.29%	$57,687	1.41%	1.40%	1.27%
B	8.73	0.06	0.77	0.83	(0.09)	–	(0.09)	9.47	9.61	7,286	2.43	1.89	0.77
C	8.72	0.04	0.77	0.81	(0.08)	–	(0.08)	9.45	9.47	10,591	2.18	2.14	0.49
I	8.97	0.10	0.81	0.91	(0.29)	–	(0.29)	9.59	10.60	2,534	1.00	1.00	1.24
R3	8.87	0.07	0.77	0.84	(0.24)	–	(0.24)	9.47	9.92	248	1.63	1.63	0.86
R4	8.89	0.11	0.77	0.88	(0.25)	–	(0.25)	9.52	10.26	163	1.29	1.29	1.36
R5	8.92	0.14	0.77	0.91	(0.28)	–	(0.28)	9.55	10.65	8	0.97	0.97	1.67
Y	8.93	0.15	0.77	0.92	(0.30)	–	(0.30)	9.55	10.74	296,799	0.88	0.88	1.73

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	21%
For the Year Ended October 31, 2012	24
For the Year Ended October 31, 2011	16
For the Year Ended October 31, 2010	33
For the Year Ended October 31, 2009	50

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 18, 2013

26

The Hartford Value Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Value Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

28

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Value Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

30

The Hartford Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,095.40	$6.08	$1,000.00	$1,019.41	$5.86	1.15%	184	365
Class B	$1,000.00	$1,091.10	$10.02	$1,000.00	$1,015.62	$9.66	1.90	184	365
Class C	$1,000.00	$1,090.90	$9.91	$1,000.00	$1,015.72	$9.56	1.88	184	365
Class I	$1,000.00	$1,096.80	$4.71	$1,000.00	$1,020.72	$4.54	0.89	184	365
Class R3	$1,000.00	$1,094.70	$7.13	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R4	$1,000.00	$1,095.90	$5.55	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class R5	$1,000.00	$1,097.10	$4.23	$1,000.00	$1,021.17	$4.08	0.80	184	365
Class Y	$1,000.00	$1,097.50	$3.97	$1,000.00	$1,021.42	$3.82	0.75	184	365

31

The Hartford Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Value Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered

32

HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating

33

The Hartford Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class, which HFMC has temporarily agreed to lower for each share class through February 28, 2014. The Board noted that this arrangement resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

34

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

The Hartford Value Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

36

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-V13 12/13 114013-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD WORLD BOND FUND 2013 Annual Report

The Hartford World Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

37

The Hartford World Bond Fund inception 05/31/2011

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation with income as a secondary goal.

Performance overview 5/31/11 - 10/31/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/13)

	1 Year	Since Inception▲
World Bond A#	1.47%	4.95%
World Bond A##	-3.10%	2.98%
World Bond C#	0.67%	4.17%
World Bond C##	-0.32%	4.17%
World Bond I#	1.71%	5.23%
World Bond R3#	1.03%	4.59%
World Bond R4#	1.40%	4.92%
World Bond R5#	1.73%	5.20%
World Bond Y#	1.81%	5.31%
Citigroup World Government Bond Index	-3.06%	0.85%

▲	Inception: 05/31/2011
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Citigroup World Government Bond Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

38

The Hartford World Bond Fund
Manager Discussion
October 31, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
World Bond Class A	0.95%	1.11%
World Bond Class C	1.70%	1.83%
World Bond Class I	0.70%	0.86%
World Bond Class R3	1.25%	1.51%
World Bond Class R4	0.95%	1.21%
World Bond Class R5	0.65%	0.91%
World Bond Class Y	0.60%	0.73%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses as of the date of the Fund's most recent prospectus and reflect contractual expense waivers/reimbursements in instances when these reductions reduce the Fund's gross expenses. Certain contractual waivers/reimbursements remain in effect until February 28, 2014. Other contractual waivers/reimbursements remain in effect until February 28, 2014, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Robert L. Evans	Mark H. Sullivan, CFA
Director and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford World Bond Fund returned 1.47%, before sales charge, for the twelve-month period ended October 31, 2013, outperforming the Fund’s benchmark, the Citigroup World Government Bond Index, which returned -3.06% for the same period. The Fund also outperformed the 0.14% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Why did the Fund perform this way?

Central bank easing policies and signs of a gradual global economic recovery supported the positive tone in financial markets in the early part of the period. However, heightened global political uncertainties and renewed worries over the European sovereign debt crisis, driven by the Italian elections and the Cyprus bailout measures also dominated headlines. Fixed income assets experienced mixed performance with major global government bond yields increasing over the period. Japanese yields were a notable exception as yields continued to fall due to the Bank of Japan’s unprecedented monetary easing measures which were undertaken in line with Prime Minister Shinzo Abe's bid to revitalize the economy. Speculation that the U.S. Federal Reserve (Fed) would cut stimulus sooner than expected caused increased volatility in financial markets in May/June. As a result, most major global government bond yields surged as market participants grappled with the implications of a liquidity withdrawal despite a subdued global economic outlook. However, most global government bond yields declined towards the end of the period based on expectations of prolonged Fed stimulus as well as expectations that the European Central Bank (ECB)would potentially cut interest rates due to weak, below-target European inflation data.

The U.S. Treasury yield curve steepened over the period as short term yields were flat to slightly down while longer-term yields rose. Many of the major fixed income sectors, with the exception of commercial mortgage backed securities (CMBS), high yield, and bank loans, posted negative absolute returns due to the rise in rates. Most sectors outperformed Treasuries on a duration-adjusted basis as credit spreads tightened.

U.S. dollar (USD) performance was mixed over the period. The Yen was the major decliner versus the U.S. dollar as the markets priced in aggressive monetary easing by the Japanese policy authorities. Asian currencies declined versus USD due to Yen weakness, rising U.S. interest rates, and USD strength. Commodity-based currencies also declined versus the USD based on expectations that China’s tighter financial conditions will slow growth and negatively impact commodity-based economies. Specifically, Australian dollar (AUD) was a notable decliner due to reduced commodities demand from China and a slowing mining sector. However, European currencies like the euro (EUR), British pound (GBP) and Swedish krona (SEK) had strong performance versus the USD especially in the later part of the period based on encouraging hints of stabilization in the euro area and an upturn in most UK cyclical indicators. Emerging markets (EM) currency performance was mixed with most ending lower based on the view that a liquidity reduction by the Fed would hurt EM currencies. However, certain EM currencies (Mexican peso and Polish zloty) had strong performance benefiting from regional economic recoveries.

For the twelve-month period, benchmark-relative outperformance was primarily driven by our currency

39

The Hartford World Bond Fund
Manager Discussion – (continued)
October 31, 2013 (Unaudited)

positioning. Particularly beneficial to benchmark-relative returns was our close-to-zero exposure to the Japanese yen, which continued its depreciation based on expectations of aggressive monetary stimulus. Our tactical increase in non-U.S. dollar currency exposures added to total returns early in the period, as the Fed announced its commitment towards balance sheet expansion to combat employment weakness which caused the U.S. dollar to experience a broad-based decline versus most currencies. However, our significant exposure to the USD helped protect capital as improving U.S. data and the prospect of the Fed tapering asset purchases contributed to a broad USD rally especially in the later part of the period. Our tactical positions favoring currencies like the Mexican peso, New Zealand dollar, and Malaysian ringgit contributed strongly to absolute results. Our exposure to EUR detracted from benchmark-relative performance during the period. Our underweight exposure to EUR was positive during the early part of the period as the currency declined based on the view that the ECB was more likely to ease policy further than the Fed as the European cycle was still significantly lagging the U.S. cycle. However, these positions detracted as the EUR began to rally versus the U.S. dollar driven by a growing sense of stabilization in the Eurozone. Our currency positioning is primarily implemented through the use of currency forward contracts.

Our overall cautious duration positioning and exposure to high quality global government bond markets like Canada and Mexico were also modestly additive to relative performance. Our opportunistic allocation to credit sectors, particularly high yield corporate credit was also additive to relative performance. Note that the Fund is managed in a benchmark-agnostic manner, meaning the strategy is not focused on a particular benchmark but has a total return approach. On an absolute basis, the main driver of return was our currency positioning. Other positive contributors to absolute return included credit strategies. Active duration and yield curve strategies detracted from absolute returns.

Within discretionary macro strategies, various positions pertaining to outright short duration detracted from absolute returns. In particular, short UK 10-year and short Japan 7-, 10- & 20-year positions detracted from results as yields fell in the third quarter. Within country rotation strategies, key detractors were our long U.S. relative value positions as the models continued to identify the U.S. as undervalued relative to Germany at both the intermediate and long end of the curve. Specifically, our long U.S. 10- and 30-year versus short Germany 10- and 30-year positions detracted as U.S. yields sold off sharply primarily during the second quarter of 2013 causing spreads to widen. Helping offset the negative results has been our relative yield curve positions, favoring a steeper U.S. curve versus a flatter German curve. Our country (duration and yield curve) positioning is primarily implemented through the use of exchange-traded government bond futures and cash bonds.

Credit strategies had a positive impact on both absolute and relative performance during the period, despite our opportunistic exposure to these sectors. Our opportunistic allocation to the high yield sector, particularly within industrial issues, was additive to relative performance during the period as the high yield sector continued to benefit from strong investor inflows driven by the search for yield. In addition, our select exposure to securitized assets, specifically asset backed securities (ABS) - (auto loan and credit card), non-agency residential mortgage backed securities (RMBS) and CMBS also contributed to results on absolute basis. Our credit positioning is primarily implemented through the use of cash bonds, credit default swaps (index and single name), and interest rate swaps.

What is the outlook?

Global growth momentum continues to appear positive, although political risks remain. Fiscal agreements related to the U.S. government shutdown and debt ceiling have only temporarily postponed the issues through January-February of 2014. Policymakers appear to favor macro-prudential policy as the primary tool to control household leverage and housing markets while the monetary policy setting will likely be ‘lower for longer’ even in economies which might have a healthy domestic cycle. In fact, explicit forward guidance by major central banks is evolving to one based on “thresholds”, a policy strategy which commits to low rates until specific economic conditions are met. Softening inflation in the euro area, rising pressure on the ECB to ease monetary policy, sub-par growth in the U.S. (any effects due to government shutdown), continued liquidity stimulus by the Fed (a surprise 'no-taper' decision in September), and ongoing quantitative easing by the Bank of Japan means G3 central bank policy should remain accommodative for the near term.

We believe there have been encouraging hints of stabilization in the Euro area, China and an upturn in most UK cyclical indicators. In China, we believe continued financial liberalization is likely. As countries try to maintain a supportive fiscal and monetary policy environment, financial imbalances could surface. We will tactically manage duration around a low range as global economic conditions evolve.

Given this outlook, we ended the period with a relatively low duration bias with the aggregate effective duration of the Fund at 2.1 years. At the end of the period, we continued to favor core duration exposure to high quality government bonds in the U.S., Australia, Canada, Germany, and in the Nordic and Benelux countries.

40

Distribution by Credit Quality

as of October 31, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	52.0%
Aa / AA	6.0
A	1.2
Baa / BBB	6.1
Ba / BB	3.4
B	5.8
Caa / CCC or Lower	3.2
Unrated	6.3
U.S. Government Agencies and Securities	8.2
Non-Debt Securities and Other Short-Term Instruments	6.0
Other Assets and Liabilities	1.8
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like Short-Term Instruments and U.S. Government Agencies and Securities) for which Moody’s and S&P have not issued long-term credit ratings. Although Moody's and S&P individually rate U.S. Government Agencies and Securities, these securities are included in the "U.S. Government Agencies and Securities" category for the purposes of the table.

Diversification by Security Type

as of October 31, 2013

Category	Percentage of Net Assets
Equity Securities
Call Options Purchased	0.0%
Preferred Stocks	0.1
Put Options Purchased	0.0
Total	0.1%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	12.0%
Corporate Bonds	9.9
Foreign Government Obligations	59.8
Senior Floating Rate Interests	2.3
U.S. Government Agencies	0.0
U.S. Government Securities	8.2
Total	92.2%
Short-Term Investments	5.9%
Other Assets and Liabilities	1.8
Total	100.0%

41

The Hartford World Bond Fund
Schedule of Investments
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.0%
	Cayman Islands - 0.1%
	Babson CLO Ltd.
$2,725	1.31%, 04/20/2025 ■Δ	$2,680

	United Kingdom - 0.3%
	Granite Master Issuer plc
1,940	0.24%, 12/20/2054 ■Δ	1,910
1,830	0.25%, 12/17/2054 - 12/20/2054 Δ	1,802
535	0.31%, 12/20/2054 Δ	527
666	0.35%, 12/17/2054 Δ	656
	Motor plc
315	1.29%, 02/25/2020 ■	315
		5,210
	United States - 11.6%
	Agate Bay Mortgage Trust
3,482	3.50%, 07/25/2043 ■Δ	3,385
	Ally Master Owner Trust
1,775	0.69%, 09/17/2018 Δ	1,779
1,245	1.54%, 09/15/2019	1,237
	American Credit Acceptance Receivables
1,392	1.64%, 11/15/2016 ■	1,392
1,915	3.96%, 05/15/2019 ■	1,924
	American Home Mortgage Assets Trust
992	0.36%, 10/25/2046 Δ	748
541	1.09%, 10/25/2046 Δ	400
	AmeriCredit Automobile Receivables Trust
2,100	0.74%, 11/08/2016	2,102
235	1.31%, 11/08/2017	235
652	1.57%, 01/08/2019	641
465	1.69%, 11/08/2018	463
1,780	2.35%, 12/10/2018	1,773
170	3.34%, 04/08/2016	173
	Apidos CLO
2,900	1.37%, 04/15/2025 ■Δ	2,853
	Banc of America Funding Corp.
467	5.77%, 05/25/2037	400
594	5.85%, 01/25/2037	449
	BB-UBS Trust
2,350	3.43%, 11/05/2036 ■	2,226
	Bear Stearns Adjustable Rate Mortgage Trust
359	2.32%, 08/25/2035 Δ	361
	Bear Stearns Alt-A Trust
2,344	0.67%, 01/25/2036 Δ	1,393
	Bear Stearns Alt-A Trust II
1,201	2.62%, 09/25/2047 Δ	709
	Cabela's Master Credit Card Trust
1,805	0.84%, 08/16/2021 ■Δ	1,809
	Cal Funding II Ltd.
594	3.47%, 10/25/2027 ■	591
	Carlyle Global Market Strategies
875	1.42%, 04/18/2025 ■Δ	864
	CFCRE Commercial Mortgage Trust
1,935	3.83%, 12/15/2047	1,969
	Chase Issuance Trust
4,700	0.60%, 09/15/2020 Δ	4,707
	Citigroup Commercial Mortgage Trust
1,800	3.09%, 04/10/2046 Δ	1,745
1,295	4.25%, 09/10/2046 ■	894
785	5.11%, 09/10/2046	816
	Citigroup/Deutsche Bank Commercial Mortgage Trust
10	5.89%, 11/15/2044	11
	CNH Equipment Trust
40	1.20%, 05/16/2016	40
	Commercial Mortgage Pass-Through Certificates
2,605	2.85%, 10/15/2045	2,493
2,140	4.02%, 07/10/2045	2,224
1,935	4.40%, 07/10/2045 ■	1,661
1,595	4.48%, 12/10/2045 ■Δ	1,161
	Commercial Mortgage Trust
2,175	3.42%, 03/10/2031 ■	2,124
1,125	3.97%, 06/10/2046 ■	805
1,200	4.40%, 07/10/2045 ■	885
1,060	4.75%, 11/15/2045 ■	835
	Community or Commercial Mortgage Trust
2,610	3.21%, 03/10/2046	2,552
	Connecticut Avenue Securities Series
920	2.17%, 10/25/2023 Δ	926
	Consumer Portfolio Services, Inc.
113	2.78%, 06/17/2019 ■	115
	Countrywide Alternative Loan Trust
640	0.49%, 11/25/2035 Δ	474
894	6.50%, 08/25/2037	628
	Countrywide Home Loans, Inc.
1,164	2.80%, 09/25/2047 Δ	966
	CPS Automotive Trust
4,447	1.64%, 08/15/2016 ■	4,448
1,344	1.94%, 03/16/2020 ■	1,341
	Credit Acceptance Automotive Loan Trust
1,360	1.21%, 10/15/2020 ■	1,362
250	3.96%, 09/15/2019 ■	256
	Credit Suisse Commercial Mortgage Trust
9,649	3.00%, 03/25/2043 - 05/25/2043 ■	9,050
3,561	3.50%, 08/01/2043 ■	3,504
	DBUBS Mortgage Trust
3,021	0.85%, 01/01/2021 ■►	117
	Deutsche Alt-A Securities, Inc. Mortgage
708	0.29%, 08/25/2036 Δ	487
	Enterprise Fleet Financing LLC
915	0.93%, 04/20/2018 ■	913
2,010	1.51%, 03/20/2019 ■	2,023
	Fieldstone Mortgage Investment Corp.
139	0.51%, 04/25/2047 Δ	86
	First Horizon Alternative Mortgage Securities
462	2.20%, 04/25/2036 Δ	361
	First Investors Automotive Owner Trust
986	0.90%, 10/15/2018 ■	982
	Ford Credit Floorplan Master Owner Trust
500	1.69%, 09/15/2019 Δ	497
100	2.09%, 09/15/2016	101
	FREMF Mortgage Trust
1,725	3.60%, 05/25/2046 ■	1,525
2,225	3.74%, 07/25/2046 ■Δ	1,840

The accompanying notes are an integral part of these financial statements.

42

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.0% - (continued)
	United States - 11.6% - (continued)
	FREMF Mortgage Trust - (continued)
$1,090	4.00%, 05/25/2022 - 05/25/2045 ■Δ	$1,006
365	4.57%, 12/25/2048 ■Δ	366
	GMAC Mortgage Corp. Loan Trust
821	3.48%, 09/19/2035 Δ	770
1,204	3.90%, 04/19/2036 Δ	1,022
	Goldman Sachs Mortgage Securities Corp.
2,360	2.95%, 11/05/2034 ■	2,240
3,725	3.38%, 05/10/2045	3,776
	Goldman Sachs Mortgage Securities Trust
2,613	2.77%, 11/10/2045	2,491
2,250	3.55%, 04/10/2034 ■	2,256
510	5.02%, 11/10/2045 ■Δ	469
	Greenwich Capital Commercial Funding Corp.
400	5.74%, 12/10/2049	451
148	6.06%, 07/10/2038 Δ	163
	GSAA Home Equity Trust
328	0.22%, 12/25/2046 Δ	208
1,868	0.24%, 03/25/2047 Δ	1,172
539	0.25%, 02/25/2037 Δ	278
50	0.27%, 03/25/2037 Δ	25
2,471	0.35%, 11/25/2036 Δ	1,200
1,942	0.37%, 03/25/2037 Δ	975
864	0.40%, 04/25/2047 Δ	497
2,304	0.49%, 04/25/2047 Δ	1,337
	GSAMP Trust
3,082	0.27%, 12/25/2046 Δ	1,630
1,583	0.37%, 11/25/2036 Δ	842
	GSR Mortgage Loan Trust
1,988	2.80%, 01/25/2036 Δ	1,790
371	2.86%, 05/25/2047 Δ	311
	Harborview Mortgage Loan Trust
1,127	0.36%, 01/19/2038 Δ	888
735	0.39%, 05/19/2047 Δ	348
4,005	0.41%, 12/19/2036 Δ	2,675
287	0.50%, 09/19/2035 Δ	221
	HLSS Servicer Advance Receivables
2,286	1.50%, 01/16/2046 ■	2,272
2,300	1.99%, 10/15/2045 ■	2,312
2,000	2.39%, 05/15/2046 ■	1,934
265	3.47%, 01/15/2048 ■	264
3,726	3.96%, 10/15/2045 ■	3,818
	IMPAC Commercial Mortgage Backed Trust
1,086	0.97%, 10/25/2034 Δ	941
	IndyMac Index Mortgage Loan Trust
933	0.45%, 07/25/2035 Δ	762
1,659	0.57%, 07/25/2046 Δ	834
631	2.47%, 08/25/2035 Δ	481
389	2.71%, 09/25/2036 Δ	313
1,171	2.88%, 12/25/2036 Δ	997
	JP Morgan Chase Commercial Mortgage Securities Corp.
2,124	2.75%, 10/15/2045 ■	1,404
850	2.83%, 10/15/2045	816
2,225	3.91%, 05/05/2030 ■Δ	2,246
2,825	4.17%, 08/15/2046	3,028
1,690	4.82%, 10/15/2045 ■Δ	1,526
	JP Morgan Mortgage Trust
1,403	2.78%, 05/25/2036 Δ	1,252
3,222	3.50%, 06/25/2043 ■	3,186
368	6.00%, 01/25/2037	306
	LB-UBS Commercial Mortgage Trust
257	5.43%, 02/15/2040	284
	Luminent Mortgage Trust
2,628	0.37%, 02/25/2046 Δ	1,892
	M&T Bank Automotive Receivables Trust
1,170	1.57%, 01/15/2017 ■	1,185
	Merrill Lynch Mortgage Investors Trust
875	2.70%, 07/25/2035 Δ	737
	Merrill Lynch Mortgage Trust
100	5.87%, 05/12/2039 Δ	109
	Merrill Lynch/Countrywide Commercial Mortgage Trust
105	6.09%, 06/12/2046 Δ	116
	Morgan Stanley ABS Capital I
840	0.40%, 10/25/2036 Δ	428
	Morgan Stanley Capital I
2,990	3.24%, 03/15/2045	3,002
40	5.16%, 10/12/2052 Δ	43
100	5.42%, 09/15/2047 ■Δ	114
50	5.82%, 06/11/2042 Δ	57
625	6.46%, 01/11/2043 Δ	729
	Morgan Stanley Dean Witter Capital I
730	1.70%, 03/25/2033 Δ	688
	Morgan Stanley Mortgage Loan Trust
4,236	0.34%, 05/25/2036 - 11/25/2036 Δ	1,964
	Morgan Stanley Re-Remic Trust
1,100	5.99%, 08/15/2045 ■Δ	1,214
	Nationstar Agency Advance Funding Trust
250	3.23%, 02/18/2048 ■Δ	253
	NRP Mortgage Trust
3,299	3.25%, 07/25/2043 ■	3,192
	Oaktree Real Estate Investments/Sabal
88	4.00%, 09/25/2044 ■	88
	OBP Depositor LLC Trust
2,100	4.65%, 07/15/2045 ■	2,320
	Octagon Investment Partners
3,450	1.39%, 07/17/2025 ■Δ	3,395
	OHA Intrepid Leveraged Loan Fund Ltd.
3,571	1.16%, 04/20/2021 ■Δ	3,562
	Prestige Automotive Receivables Trust
2,567	1.09%, 02/15/2018 ■	2,572
75	1.23%, 12/15/2015 ■	75
100	1.33%, 05/15/2019 ■	100
	Race Point CLO Ltd.
2,040	1.52%, 02/20/2025 ■Δ	2,022
	Residential Accredit Loans, Inc.
443	3.26%, 11/25/2037 Δ	246
	RFMSI Trust
1,067	3.21%, 04/25/2037 Δ	910
313	6.00%, 04/25/2037	272
	Santander Consumer USA, Inc.
67	2.32%, 04/15/2015 ■	67
	Sequoia Mortgage Trust
7,044	3.50%, 03/25/2035 - 09/25/2043 ■	6,916

The accompanying notes are an integral part of these financial statements.

43

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.0% - (continued)
		United States - 11.6% - (continued)
		Sheridan Square CLO
	$2,435	1.41%, 04/15/2025 ■Δ	$2,403
		SMA Issuer LLC
	177	3.50%, 08/20/2025 ■	177
		SNAAC Automotive Receivables Trust
	1,213	1.14%, 07/16/2018 ■	1,212
		Soundview Home Equity Loan Trust, Inc.
	1,750	0.35%, 07/25/2037 Δ	913
	309	0.45%, 06/25/2037 Δ	163
		Springleaf Mortgage Loan Trust
	702	1.57%, 12/25/2059 ■	702
	3,020	1.78%, 12/25/2065 ■	3,012
	2,160	2.22%, 10/25/2057 ■	2,198
	510	2.66%, 12/25/2059 ■	504
	1,725	3.14%, 06/25/2058 ■	1,677
	920	3.52%, 12/25/2065 ■	905
	2,770	3.79%, 09/25/2057 ■	2,770
		Structured Adjustable Rate Mortgage Loan Trust
	1,273	0.47%, 09/25/2034 Δ	1,100
		Structured Asset Mortgage Investments Trust
	241	0.39%, 05/25/2046 Δ	132
		Structured Asset Mortgage Investments, Inc.
	729	0.40%, 02/25/2036 Δ	565
		TAL Advantage LLC
	1,209	2.83%, 02/22/2038 ■	1,172
		UBS-Barclays Commercial Mortgage Trust
	3,850	3.18%, 03/10/2046 Δ	3,759
	3,461	3.24%, 04/10/2046	3,388
	685	4.23%, 03/10/2046 ■	572
		VNO Mortgage Trust
	2,350	3.00%, 11/15/2030 ■	2,238
		Wells Fargo Commercial Mortgage Trust
	3,900	2.92%, 10/15/2045	3,762
		Wells Fargo Mortgage Backed Securities Trust
	1,002	2.79%, 12/28/2037 Δ	892
	113	5.16%, 10/25/2035 Δ	111
		WF-RBS Commercial Mortgage Trust
	1,060	4.32%, 03/15/2045 ■Δ	801
	285	4.42%, 03/01/2048 Δ	278
	1,195	4.61%, 12/15/2045 ■Δ	934
	830	4.90%, 06/15/2044 ■	922
	515	5.00%, 06/15/2044 ■	430
			219,174
		Total asset & commercial mortgage backed securities
		(cost $228,287)	$227,064

CORPORATE BONDS - 9.9%
		Canada - 0.3%
		Harvest Operations Corp.
	$41	6.88%, 10/01/2017	$44
		Kinder Morgan Finance Co.
	290	5.70%, 01/05/2016	313
		National Money Mart Co.
	3,870	10.38%, 12/15/2016	4,025
		Novelis, Inc.
	475	8.75%, 12/15/2020	528
		Quebecor Media, Inc.
	98	7.75%, 03/15/2016	100
		Telesat LLC
	1,300	6.00%, 05/15/2017 ■	1,358
		Videotron Ltee
	18	9.13%, 04/15/2018	19
			6,387
		France - 0.1%
		BPCE S.A.
EUR	1,250	9.00%, 03/17/2015 ♠Δ	1,801

		Germany - 0.3%
		Deutsche Bank AG
	2,505	4.30%, 05/24/2028	2,298
		Deutsche Postbank IV
EUR	200	5.98%, 06/29/2049 §Δ	271
		Unitymedia Hessen GmbH & Co.
EUR	2,000	9.63%, 12/01/2019 §	3,014
			5,583
		Ireland - 0.2%
		Ardagh Glass Finance
EUR	375	7.13%, 06/15/2017 §	522
		Ardagh Packaging Finance plc
	1,395	4.88%, 11/15/2022 ■	1,371
EUR	850	9.25%, 10/15/2020 §	1,244
		Nara Cable Funding
EUR	700	8.88%, 12/01/2018 §	1,024
		Nara Cable Funding Ltd.
	525	8.88%, 12/01/2018 ■	555
			4,716
		Italy - 0.1%
		Intesa Sanpaolo
EUR	850	9.50%, 10/29/2049	1,229

		Japan - 0.1%
		Softbank Corp.
	1,230	4.50%, 04/15/2020 ■	1,218

		Luxembourg - 0.3%
		Aguila 3 S.A.
	1,455	7.88%, 01/31/2018 ■	1,551
		Altice Financing S.A.
	610	9.88%, 12/15/2020 ■	682
		NII International Telecom S.a.r.l.
	545	7.88%, 08/15/2019 ■	474
	85	11.38%, 08/15/2019 ■	81
		Ontex IV S.A.
EUR	625	7.50%, 04/15/2018 §	897
EUR	245	7.50%, 04/15/2018 ■	352
		Trionista Holdco GmbH
EUR	330	5.00%, 04/30/2020 ■	463
		Wind Acquisition Finance S.A.
EUR	1,250	7.38%, 02/15/2018 ■	1,782
			6,282

The accompanying notes are an integral part of these financial statements.

44

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 9.9% - (continued)
		Mexico - 0.0%
		Cemex S.A.B. de C.V.
	$185	3.75%, 03/15/2018	$235

		Netherlands - 0.4%
		AerCap Aviation Solutions B.V.
	200	6.38%, 05/30/2017	216
		Conti-Gummi Finance B.V.
EUR	50	7.13%, 10/15/2018 §	70
		ING Groep N.V.
EUR	1,645	8.00%, 04/29/2049 §	2,309
		NXP B.V./NXP Funding LLC
	440	3.75%, 06/01/2018 ■	441
		Sensata Technologies B.V.
	550	6.50%, 05/15/2019 ■	594
	300	6.50%, 05/15/2019 §	324
		UPC Holding B.V.
EUR	2,075	8.38%, 08/15/2020 §	3,099
			7,053
		Spain - 0.1%
		NH Hoteles S.A.
EUR	515	6.88%, 11/15/2019 ■☼	699
		Santander Finance Preferred
GBP	700	11.30%, 07/29/2049	1,173
			1,872
		United Kingdom - 0.9%
		Bank of Scotland Capital Funding L.P.
GBP	850	6.06%, 05/31/2015 §♠	1,373
		Barclays Bank plc
	2,180	0.49%, 12/23/2013 ♠Δ	1,223
GBP	550	14.00%, 06/15/2019 ♠	1,206
		British Telecommunications plc
	1,120	1.38%, 12/20/2013 Δ	1,122
		HSBC Holdings plc
EUR	825	0.52%, 09/30/2020 Δ	1,091
	2,620	0.62%, 09/29/2049 Δ	1,588
		Ineos Group Holdings plc
EUR	1,090	6.50%, 08/15/2018 ■	1,479
EUR	758	7.88%, 02/15/2016 §	1,043
		Intelsat Luxembourg S.A.
	215	6.75%, 06/01/2018 ■	226
	1,940	7.75%, 06/01/2021 ■	2,047
		Lloyds Banking Group plc
	2,860	0.49%, 02/28/2014 ♠Δ	1,645
		National Westminster Bank plc
	1,270	0.58%, 01/11/2014 ♠Δ	696
EUR	725	2.37%, 10/29/2049 Δ	802
		Royal Bank of Scotland Group plc
	2,075	9.50%, 03/16/2022 §	2,417
			17,958
		United States - 7.1%
		99 Cents Only Stores
	425	11.00%, 12/15/2019	478
		AbbVie, Inc.
	690	1.75%, 11/06/2017	692
		AES (The) Corp.
	152	7.75%, 10/15/2015	169
	50	8.00%, 10/15/2017	59
		Alere, Inc.
	1,095	6.50%, 06/15/2020	1,122
		Ally Financial, Inc.
	550	4.63%, 06/26/2015	574
	185	6.75%, 12/01/2014	195
	35	8.00%, 03/15/2020	42
		AMC Entertainment, Inc.
	686	8.75%, 06/01/2019	738
	734	9.75%, 12/01/2020	839
		American Builders & Contractors Supply Co., Inc.
	220	5.63%, 04/15/2021 ■	223
		American International Group, Inc.
GBP	2,100	5.75%, 03/15/2067	3,290
		American Rock Salt Co. LLC
	10	8.25%, 05/01/2018 ■	10
		Antero Resources Corp.
	380	5.38%, 11/01/2021 ■☼	386
		Antero Resources Finance Corp.
	10	7.25%, 08/01/2019	11
	110	9.38%, 12/01/2017	116
		ARAMARK Corp.
	1,505	5.75%, 03/15/2020 ■	1,576
		Associated Materials LLC
	245	9.13%, 11/01/2017	261
		Audatex North America, Inc.
	501	6.75%, 06/15/2018	536
		Bank of America Corp.
EUR	1,800	0.90%, 05/23/2017 Δ	2,340
		Bankrate, Inc.
	1,675	6.13%, 08/15/2018 ■	1,725
		BE Aerospace, Inc.
	275	6.88%, 10/01/2020	303
		Biomet, Inc.
	1,210	6.50%, 08/01/2020 - 10/01/2020	1,285
		BOE Intermediate Holdings Corp.
	705	9.00%, 11/01/2017 ■Þ	719
		Building Materials Corp.
	430	6.88%, 08/15/2018 ■	458
		Capsugel S.A.
	230	7.00%, 05/15/2019 ■☼	230
		Case Corp.
	95	7.25%, 01/15/2016	105
		CCO Holdings LLC
	195	7.25%, 10/30/2017	206
	1,300	7.38%, 06/01/2020	1,420
	425	8.13%, 04/30/2020	465
		CDW Escrow Corp.
	3,705	8.50%, 04/01/2019	4,103
		Chesapeake Energy Corp.
	60	9.50%, 02/15/2015	66
		Cinemark USA, Inc.
	2,665	4.88%, 06/01/2023	2,538
		CIT Group, Inc.
	30	5.00%, 05/15/2017	32
	30	5.25%, 04/01/2014 ■	30
	65	5.25%, 03/15/2018	70
		Citigroup, Inc.
	4,025	5.50%, 09/13/2025	4,268
	590	6.68%, 09/13/2043	660
		Clean Harbors, Inc.
	640	5.13%, 06/01/2021	649

The accompanying notes are an integral part of these financial statements.

45

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 9.9% - (continued)
	United States - 7.1% - (continued)
	CNH Capital LLC
$3,205	3.63%, 04/15/2018	$3,249
205	3.88%, 11/01/2015	211
230	6.25%, 11/01/2016	252
	Cobalt International Energy, Inc.
565	2.63%, 12/01/2019 ۞	579
	Community Choice Financial, Inc.
225	10.75%, 05/01/2019	214
	Community Health Systems, Inc.
610	5.13%, 08/15/2018	634
1,930	7.13%, 07/15/2020	2,031
	Constellation Brands, Inc.
195	4.25%, 05/01/2023	187
	Continental Rubber of America Corp.
1,445	4.50%, 09/15/2019 ■	1,515
	Credit Acceptance Corp.
905	9.13%, 02/01/2017	955
	Cubist Pharmaceuticals
169	1.13%, 09/01/2018 ۞■	183
235	1.88%, 09/01/2020 ۞■	252
	DaVita, Inc.
1,120	5.75%, 08/15/2022	1,149
	Deluxe Corp.
395	7.00%, 03/15/2019	425
	DISH DBS Corp.
785	6.75%, 06/01/2021	850
	Easton-Bell Sports, Inc.
1,375	9.75%, 12/01/2016	1,449
	Emdeon, Inc.
25	11.00%, 12/31/2019	29
	Endeavour International Corp.
1,425	12.00%, 03/01/2018	1,511
	EPE Holding/EP Energy Bond
730	8.88%, 12/15/2017 ■Þ	765
	Equinix, Inc.
70	4.88%, 04/01/2020	70
	Everest Acquisition LLC
80	9.38%, 05/01/2020	92
	Exelixis, Inc.
195	4.25%, 08/15/2019 ۞	210
	Ferrellgas Partners L.P.
6	6.50%, 05/01/2021	6
220	6.75%, 01/15/2022 ■☼	224
350	9.13%, 10/01/2017	368
	Ferro Corp.
335	7.88%, 08/15/2018	355
	Fresenius Medical Care U.S. Finance II, Inc.
435	5.63%, 07/31/2019 ■	465
610	5.88%, 01/31/2022 ■	647
60	9.00%, 07/15/2015 ■	67
	General Motors Financial Co., Inc.
245	2.75%, 05/15/2016 ■	247
	GLP Capital L.P./Finance II
125	4.38%, 11/01/2018 ■	128
515	4.88%, 11/01/2020 ■	519
125	5.38%, 11/01/2023 ■	126
	Gray Television, Inc.
1,360	7.50%, 10/01/2020	1,425
	GRD Holding III Corp.
390	10.75%, 06/01/2019 ■	423
	Greektown Superholdings, Inc.
425	13.00%, 07/01/2015	444
	HCA, Inc.
286	5.88%, 05/01/2023	288
120	6.38%, 01/15/2015	127
220	7.50%, 11/15/2095	198
	Hertz Corp.
430	7.50%, 10/15/2018	467
	Hexion U.S. Finance Corp.
55	6.63%, 04/15/2020	56
	Hologic, Inc.
300	2.00%, 03/01/2042 ۞	314
2,250	6.25%, 08/01/2020	2,391
	International Lease Finance Corp.
215	5.65%, 06/01/2014	220
75	6.50%, 09/01/2014 ■	78
190	8.63%, 09/15/2015	211
	Iron Mountain, Inc.
30	7.75%, 10/01/2019	33
610	8.38%, 08/15/2021	659
	Isle of Capri Casinos, Inc.
850	7.75%, 03/15/2019	912
255	8.88%, 06/15/2020	272
	J.M. Huber Corp.
10	9.88%, 11/01/2019 ■	11
	K Hovnanian Enterprises, Inc.
176	9.13%, 11/15/2020 ■	192
	KB Home
75	7.50%, 09/15/2022	79
175	8.00%, 03/15/2020	193
	KB Home & Broad Home Corp.
216	6.25%, 06/15/2015	230
	Ladder Capital Finance Holdings LLC
450	7.38%, 10/01/2017	477
	Lawson Software, Inc.
380	9.38%, 04/01/2019	429
	Lennar Corp.
90	5.60%, 05/31/2015	95
	Level 3 Communications, Inc.
500	11.88%, 02/01/2019	580
	Level 3 Financing, Inc.
825	4.15%, 02/15/2015 Δ	826
155	6.13%, 01/15/2021 ■☼	158
700	8.63%, 07/15/2020	793
	Lin Television Corp
2,000	6.38%, 01/15/2021	2,040
	M/I Homes, Inc.
147	3.00%, 03/01/2018	152
	Masco Corp.
140	4.80%, 06/15/2015	146
	Mediacom LLC
315	9.13%, 08/15/2019	343
	MetroPCS Wireless, Inc.
110	7.88%, 09/01/2018	119
	Michaels Stores, Inc.
945	7.75%, 11/01/2018	1,019
	Nationstar Mortgage LLC
1,625	6.50%, 08/01/2018	1,682
456	7.88%, 10/01/2020	487

The accompanying notes are an integral part of these financial statements.

46

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 9.9% - (continued)
		United States - 7.1% - (continued)
		NBC Universal Enterprise
	$680	5.25%, 12/19/2049 ■	$673
		NII Capital Corp.
	260	7.63%, 04/01/2021	151
	70	8.88%, 12/15/2019	44
		Nortek, Inc.
	650	8.50%, 04/15/2021	713
		Northwoods Capital
	3,570	1.66%, 11/04/2025 ■	3,551
		Nuveen Investments, Inc.
	1,400	9.13%, 10/15/2017 ■	1,358
		ON Semiconductor Corp.
	620	2.63%, 12/15/2026 ۞	669
		Owens-Brockway Glass Container, Inc.
	85	7.38%, 05/15/2016	96
		PC Merger Sub, Inc.
	290	8.88%, 08/01/2020 ■	317
		Pinnacle Merger Sub, Inc.
	785	9.50%, 10/01/2023 ■	828
		Ply Gem Industries, Inc.
	1,410	8.25%, 02/15/2018	1,509
		Provident Funding Associates L.P.
	295	6.75%, 06/15/2021 ■	302
		Pulte Homes, Inc.
	45	6.38%, 05/15/2033	41
		Range Resources Corp.
	15	6.75%, 08/01/2020	16
		Realogy Corp.
	75	7.63%, 01/15/2020 ■	84
		Rosetta Resources, Inc.
	85	9.50%, 04/15/2018	92
		Royal Caribbean Cruises Ltd.
	630	5.25%, 11/15/2022	630
		RSC Equipment Rental, Inc./RSC Holdings
	510	10.25%, 11/15/2019	577
		Savient Pharmaceuticals, Inc.
	205	4.75%, 02/01/2018 ۞Ψ	4
		SBA Telecommunications, Inc.
	170	8.25%, 08/15/2019	184
		Service Corp. International
	1,745	5.38%, 01/15/2022 ■	1,762
	775	7.00%, 05/15/2019	833
		Sinclair Television Group, Inc.
	400	8.38%, 10/15/2018	438
		SLM Corp.
	6,870	5.50%, 01/15/2019	7,136
	840	6.25%, 01/25/2016	915
		Softbrands, Inc.
	475	11.50%, 07/15/2018	551
		Sovereign Capital Trust IV
	125	7.91%, 06/13/2036	130
		Spectrum Brands Holdings, Inc.
	950	6.38%, 11/15/2020 ■	1,009
	940	6.63%, 11/15/2022 ■	1,003
		Speedway Motorsports, Inc.
	1,375	6.75%, 02/01/2019	1,459
		Sprint Corp.
	6,050	7.25%, 09/15/2021 ■	6,519
	2,320	7.88%, 09/15/2023 ■	2,517
		Sprint Nextel Corp.
	75	9.00%, 11/15/2018 ■	91
		Syniverse Holdings, Inc.
	2,640	9.13%, 01/15/2019	2,858
		Tempur-Pedic International, Inc.
	395	6.88%, 12/15/2020	422
		Tenet Healthcare Corp.
	465	9.25%, 02/01/2015	507
		Texas Competitive Electric Co.
	925	11.50%, 10/01/2020 ■	659
		T-Mobile USA, Inc.
	575	5.25%, 09/01/2018 ■	597
	785	6.46%, 04/28/2019	832
		TMX Finance LLC
	2,280	8.50%, 09/15/2018 ■	2,423
		TransDigm Group, Inc.
	50	7.75%, 12/15/2018	54
		TRW Automotive, Inc.
	96	8.88%, 12/01/2017 ■	101
		Valassis Communications, Inc.
	3,290	6.63%, 02/01/2021	3,282
		Verizon Communications, Inc.
	6,395	5.15%, 09/15/2023	6,938
	5,450	6.55%, 09/15/2043	6,323
		Warner Chilcott plc
	745	7.75%, 09/15/2018	812
		Weekley Homes LLC
	50	6.00%, 02/01/2023 ■	48
			133,580
		Total corporate bonds
		(cost $183,147)	$187,914

FOREIGN GOVERNMENT OBLIGATIONS - 59.8%
		Australia - 4.6%
		Australia (Commonwealth of)
AUD	12,000	4.75%, 10/21/2015	$11,789
AUD	17,000	5.25%, 03/15/2019	17,516
AUD	43,470	5.50%, 01/21/2018 - 04/21/2023	45,789
AUD	12,000	6.25%, 04/15/2015	11,936
			87,030
		Belgium - 6.3%
		Belgium (Kingdom of)
EUR	40,000	1.25%, 06/22/2018 §	54,658
EUR	19,500	2.25%, 06/22/2023 §	26,106
EUR	15,000	2.75%, 03/28/2016 ■	21,488
EUR	11,275	4.25%, 09/28/2021 ■	17,830
			120,082
		Brazil - 0.1%
		Brazil (Republic of)
BRL	2,555	10.00%, 01/01/2017	1,098

		Canada - 6.6%
		Canada (Government of)
CAD	13,700	1.00%, 05/01/2015	13,130
CAD	6,690	1.25%, 03/01/2018 - 09/01/2018	6,295
CAD	110,615	1.50%, 08/01/2015 - 06/01/2023	104,726
			124,151

The accompanying notes are an integral part of these financial statements.

47

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 59.8% - (continued)
		Denmark - 6.9%
		Denmark (Kingdom of)
DKK	67,000	2.50%, 11/15/2016	$12,996
DKK	80,000	3.00%, 11/15/2021	16,299
DKK	440,370	4.00%, 11/15/2015 - 11/15/2019	89,631
DKK	41,355	7.00%, 11/10/2024	11,476
			130,402
		Finland - 7.9%
		Finland (Republic of)
EUR	11,655	1.63%, 09/15/2022 ■	15,608
EUR	21,840	1.75%, 04/15/2016 ■	30,759
EUR	24,440	3.50%, 04/15/2021 ■	37,796
EUR	32,080	3.88%, 09/15/2017 ■	48,958
EUR	10,700	4.25%, 07/04/2015 ■	15,517
			148,638
		France - 0.2%
		France Government Bond
EUR	2,580	1.00%, 11/25/2018	3,496

		Germany - 4.6%
		Bundesobligation
EUR	18,500	0.25%, 04/13/2018	24,784
EUR	10,000	0.75%, 02/24/2017	13,780
EUR	15,000	1.75%, 10/09/2015	21,006
EUR	6,555	2.25%, 04/10/2015	9,172
		Bundesrepublik Deutschland
EUR	7,520	1.50%, 09/04/2022 - 05/15/2023	10,207
EUR	5,400	2.00%, 01/04/2022	7,716
			86,665
		Italy - 3.5%
		Italy Buoni Poliennali del Tesoro
EUR	10,155	3.00%, 11/01/2015 ☼	14,203
EUR	36,740	4.50%, 07/15/2015 - 05/01/2023 ☼	52,457
			66,660
		Netherlands - 7.7%
		Netherlands Government
EUR	35,300	0.75%, 04/15/2015	48,320
EUR	18,425	1.25%, 01/15/2018 ■	25,531
EUR	19,255	1.75%, 07/15/2023 ■	25,494
EUR	10,525	3.25%, 07/15/2021 ■	15,993
EUR	19,900	4.50%, 07/15/2017 ■	30,840
			146,178
		Spain - 0.3%
		Spain Government Bond
EUR	4,610	5.15%, 10/31/2044 ■	6,408

		Sweden - 8.1%
		Sweden (Kingdom of)
SEK	148,565	1.50%, 11/13/2023	21,348
SEK	114,900	3.00%, 07/12/2016	18,552
SEK	204,645	3.50%, 06/01/2022	34,932
SEK	149,930	3.75%, 08/12/2017	25,088
SEK	147,010	4.25%, 03/12/2019	25,636
SEK	165,035	4.50%, 08/12/2015	27,011
			152,567
		United Kingdom - 3.0%
		United Kingdom Gilt
GBP	9,055	1.25%, 07/22/2018 §	14,373
GBP	20,720	3.25%, 01/22/2044 §	31,635
GBP	6,910	3.50%, 07/22/2068 §☼	11,249
			57,257
		Venezuela - 0.0%
		Venezuela (Republic of)
	575	8.50%, 10/08/2014	569

		Total foreign government obligations
		(cost $1,111,239)	$1,131,201

SENIOR FLOATING RATE INTERESTS ♦ - 2.3%
		Australia - 0.0%
		Fortescue Metals Group Ltd.
	$282	5.25%, 10/18/2017	$283

		Denmark - 0.1%
		ISS A/S
	1,177	3.75%, 04/30/2018	1,178

		France - 0.2%
		Alcatel-Lucent
EUR	1,380	6.25%, 01/30/2019	1,888
		Spotless Group
	1,555	5.00%, 10/02/2018	1,568
			3,456
		Germany - 0.0%
		CeramTec
EUR	103	4.75%, 08/28/2020	140
		Faenza Acquisition Gmbh
EUR	337	4.75%, 08/28/2020	462
			602
		United States - 2.0%
		99 Cents Only Stores
	1,780	4.50%, 01/11/2019	1,791
		AMC Entertainment, Inc.
	876	3.50%, 04/30/2020	875
		American Builders & Contractors Supply Co.
	1,305	3.50%, 04/16/2020	1,306
		Apex Tool Group LLC
	259	4.50%, 01/31/2020	260
		Arch Coal, Inc.
	1,044	5.75%, 05/16/2018	1,012
		Asurion LLC
	613	3.50%, 07/08/2020	602
	1,143	4.50%, 05/24/2019	1,143
		Calpine Corp.
	325	10/30/2020 ◊☼	326
	713	4.00%, 10/09/2019	716
		Chrysler Group LLC
	98	4.25%, 05/24/2017	99
		Cumulus Media, Inc.
	95	4.50%, 09/17/2018	95
		First Data Corp.
	2,685	4.17%, 09/24/2018	2,688

The accompanying notes are an integral part of these financial statements.

48

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 2.3% - (continued)
		United States - 2.0% - (continued)
		First Data Corp., Extended 1st Lien Term Loan
	$290	4.17%, 03/23/2018	$290
		Fly Leasing Ltd.
	518	4.50%, 08/08/2018	520
		Freescale Semiconductor, Inc.
	2,603	5.00%, 02/28/2020 - 01/15/2021	2,626
		Gardner Denver
EUR	1,345	4.75%, 07/30/2020	1,837
		Hilton Worldwide Holdings, Inc.
	1,890	4.00%, 10/26/2020	1,900
		Houghton International, Inc.
	194	4.00%, 12/20/2019	193
		J. C. Penney Co., Inc.
	728	6.00%, 05/15/2018	704
		Leap Wireless International, Inc.
	993	4.75%, 03/08/2020	997
		Light Tower Fiber LLC
	1,102	4.50%, 04/13/2020	1,106
		MGM Resorts International
	526	3.50%, 12/20/2019	525
		Neiman Marcus Group, Inc.
	1,255	5.00%, 10/25/2020	1,263
		Nuveen Investments, Inc.
	1,736	4.17%, 05/13/2017	1,725
		Party City Holdings, Inc.
	1,650	4.25%, 07/27/2019 ☼	1,654
		Realogy Corp., Extended 1st Lien Term Loan B
	212	4.50%, 03/05/2020	214
		Rexnord LLC
	2,760	4.00%, 08/21/2020	2,761
		Sprouts Farmers Markets Holdings LLC
	791	4.00%, 04/23/2020	791
		Star West Generation LLC
	776	4.25%, 03/13/2020	782
		Syniverse Holdings, Inc.
	1,958	4.00%, 04/23/2019	1,962
		TWCC Holding Corp.
	455	7.00%, 06/26/2020	466
		Walter Investment Management
	1,445	5.75%, 11/28/2017	1,457
		Weight Watchers International, Inc.
	2,861	3.75%, 04/02/2020	2,626
			37,312
		Total senior floating rate interests
		(cost $42,649)	$42,831

U.S. GOVERNMENT AGENCIES - 0.0%
		United States - 0.0%
		FHLMC
	$1,506	0.58%, 08/25/2016 ►	$52

		Total U.S. government agencies
		(cost $50)	$52

U.S. GOVERNMENT SECURITIES - 8.2%
		United States - 8.2%
		U.S. Treasury Bonds
	$230	3.63%, 08/15/2043	$229

		U.S. Treasury Notes
	65,740	0.25%, 08/31/2014 - 05/15/2015 ╦	65,773
	14,435	0.38%, 07/15/2023 ◄	14,501
	12,420	0.63%, 04/30/2018 ╦	12,133
	44,115	0.75%, 12/31/2017 - 03/31/2018 ╦‡	43,571
	10,405	1.63%, 08/15/2022 ╦	9,774
	1,600	1.75%, 05/15/2023	1,495
	7,360	2.00%, 02/15/2022 - 02/15/2023 ╦ØΘ	7,107
			154,354
		Total U.S. government securities
		(cost $155,719)	$154,583

Contracts╬			Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
		Foreign Exchange Contracts - 0.0%
		USD Call/KRW Put
	12,045	Expiration: 05/19/2014	$83
		USD Call/SGD Put
	17,893	Expiration: 07/17/2014	147
	480	Expiration: 05/16/2014	44
			274
		Total call options purchased
		(cost $882)	$274

Contracts╬			Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
		Foreign Exchange Contracts - 0.0%
		EUR Put/USD Call
EUR	1,722	Expiration: 05/02/2014 и	$305
		Interest Rate Contracts - 0.0%
		10-Year U.S. Treasury Note Future
	2	Expiration: 11/25/2013, Exercise Price: $126.00	331
		CMS Spread Option CMS10/CMS5
	65,498	Expiration: 09/16/2014, Exercise Rate: 0.99%	41
	93,630	Expiration: 08/07/2014, Exercise Rate: 1.03%	55
			732
		Total put options purchased
		(cost $707)	$732

The accompanying notes are an integral part of these financial statements.

49

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
PREFERRED STOCKS - 0.1%
	United States - 0.1%
1	Citigroup Capital XIII		$22
61	GMAC Capital Trust I ۞		1,639
7	Intelsat S.A. ۞		377
			2,038
	Total preferred stocks
	(cost $1,979)		$2,038

	Total long-term investments
	(cost $1,724,659)		$1,746,689

SHORT-TERM INVESTMENTS - 5.9%
	Repurchase Agreements - 5.9%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $9,037, collateralized by FHLMC 4.50%, 2040, FNMA 1.92% - 4.00%, 2036 - 2043, value of $9,218)
$9,037	0.10%, 10/31/2013		$9,037
	Bank of Montreal TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $3,126, collateralized by FHLMC 4.00%, 2043, FNMA 2.00% - 6.00%, 2020 - 2043, GNMA 3.00%, 2043, value of $3,189)
3,126	0.09%, 10/31/2013		3,126
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $14,495, collateralized by U.S. Treasury Note 0.25% - 4.00%, 2015, value of $14,785)
14,495	0.08%, 10/31/2013		14,495
Citigroup Global Markets, Inc. TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $41,106,
collateralized by U.S. Treasury Bill
0.01% - 0.35%, 2013 - 2014, U.S.
Treasury Bond 2.75% - 8.75%, 2017 -
2042, U.S. Treasury Note 0.25% - 4.75%,
	2013 - 2022, value of $41,928)
41,106	0.09%, 10/31/2013		41,106
Deutsche Bank Securities TriParty
Repurchase Agreement (maturing on
11/01/2013 in the amount of $16,573,
collateralized by FHLMC 2.50% - 7.50%,
2026 - 2043, FNMA 3.00% - 7.00%,
2026 - 2043, GNMA 2.67% - 5.00%,
	2024 - 2048, value of $16,904)
16,573	0.12%, 10/31/2013		16,573
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $9,782, collateralized by U.S. Treasury Note 0.75% - 2.63%, 2014 - 2021, value of $9,978)
9,782	0.09%, 10/31/2013		9,782
	TD Securities TriParty Repurchase Agreement (maturing on 11/01/2013 in the amount of $17,218, collateralized by FNMA 2.50% - 4.00%, 2027 - 2042, GNMA 2.50%, 2043, value of $17,594)
17,217	0.10%, 10/31/2013		17,217
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2013 in the amount of $86, collateralized by U.S. Treasury Note 0.63%, 2017, value of $88)
86	0.09%, 10/31/2013		86
			111,422
	Total short-term investments
	(cost $111,422)		$111,422

	Total investments
	(cost $1,836,081) ▲	98.2%	$1,858,111
	Other assets and liabilities	1.8%	34,959
	Total net assets	100.0%	$1,893,070

The accompanying notes are an integral part of these financial statements.

50

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2013, the cost of securities for federal income tax purposes was $1,837,020 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$37,872
Unrealized Depreciation	(16,781)
Net Unrealized Appreciation	$21,091

Ψ	The company is in bankruptcy. The investment held by the Fund is current with respect to interest payments.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $40,304 at October 31, 2013.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $670 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $316, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts. Cash of $3,327 was also pledged as initial margin deposit and collateral for daily variation margin loss on open centrally cleared swap contracts at October 31, 2013.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2013.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2013.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

◊	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $473,587, which represents 25.0% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2013, the aggregate value of these securities was $155,628, which represents 8.2% of total net assets.

۞	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the next call date.

Þ	This security may pay interest in additional principal instead of cash.

и	This security has limitations. If the U.S. Dollar per EURO exchange rate is greater than or equal to 1.38 and then less than or equal to 1.24 between trade date and expiration date, the Fund will receive the equivalent of par on the number of contracts traded.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

51

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Θ	At October 31, 2013, this security, or a portion of this security, is designated to cover written call options in the table below:

Written Call Options Outstanding at October 31, 2013

Description (Counterparty)	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
USD Call/KRW Put (JPM)	Foreign Exchange	1225.00 KRW	05/19/2014	12,045,000	$52	$267	$215

* The number of contracts does not omit 000's. Number of contracts shown in U.S. dollars unless otherwise noted.

Ø	At October 31, 2013, this security, or a portion of this security, collateralized the written put options in the table below:

Written Put Options Outstanding at October 31, 2013

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	Future	$125.00	11/25/2013	1,628	$152	$108	$(44)

* The number of contracts does not omit 000's.  Number of contracts shown in U.S. dollars unless otherwise noted.

Futures Contracts Outstanding at October 31, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro-BOBL Future	360	12/06/2013	$60,933	$61,241	$308
Euro-BTP Future	101	12/06/2013	15,767	15,761	(6)
U.S. Treasury 10-Year Note Future	654	12/19/2013	83,359	83,293	(66)
U.S. Treasury 2-Year Note Future	491	12/31/2013	107,933	108,227	294
U.S. Treasury 30-Year Bond Future	43	12/19/2013	5,789	5,797	8
U.S. Treasury Ultra Long Term Bond Future	27	12/19/2013	3,811	3,890	79
					$617
Short position contracts:
90-Day Eurodollar Future	267	03/16/2015	$66,211	$66,393	$(182)
Australian 10-Year Bond Future	163	12/16/2013	17,880	17,953	(73)
Australian 3-Year Bond Future	29	12/16/2013	2,966	2,973	(7)
Euro-BUND Future	373	12/06/2013	71,591	71,915	(324)
Euro-OAT Future	95	12/06/2013	17,021	17,372	(351)
Euro-Schatz Future	3	12/06/2013	449	450	(1)
Japan 10-Year Bond Future	142	12/11/2013	206,548	209,498	(2,950)
Long Gilt Future	1,020	12/27/2013	180,852	181,963	(1,111)
U.S. Treasury 5-Year Note Future	735	12/31/2013	89,276	89,440	(164)
					$(5,163)
					$(4,546)

* The number of contracts does not omit 000's.

Cash of $7,696 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

52

Foreign Currency Contracts Outstanding at October 31, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/29/2013	CSFB	$11,929	$11,779	$(150)
AUD	Buy	11/29/2013	DEUT	102,433	100,650	(1,783)
AUD	Buy	11/29/2013	GSC	1,357	1,341	(16)
AUD	Buy	11/29/2013	JPM	1,345	1,341	(4)
AUD	Buy	11/29/2013	RBS	22,728	22,413	(315)
AUD	Buy	11/29/2013	UBS	1,465	1,439	(26)
AUD	Sell	11/29/2013	BOA	18,311	18,051	260
AUD	Sell	11/29/2013	CBA	19,536	19,212	324
AUD	Sell	11/29/2013	CBK	2,722	2,681	41
AUD	Sell	11/29/2013	DEUT	125,459	123,275	2,184
AUD	Sell	11/29/2013	HSBC	2,045	2,009	36
AUD	Sell	11/29/2013	JPM	4,130	4,061	69
AUD	Sell	11/29/2013	MSC	4,776	4,691	85
AUD	Sell	11/29/2013	SSG	19,532	19,212	320
BRL	Sell	12/03/2013	RBC	1,078	1,156	(78)
CAD	Buy	11/29/2013	BCLY	5	5	–
CAD	Buy	11/29/2013	BNP	103,850	103,576	(274)
CAD	Buy	11/29/2013	JPM	1,366	1,370	4
CAD	Sell	11/29/2013	BNP	124,499	124,171	328
CAD	Sell	11/29/2013	BOA	18,310	18,343	(33)
CAD	Sell	11/29/2013	GSC	43,298	43,065	233
CAD	Sell	11/29/2013	RBC	2,737	2,727	10
CHF	Buy	11/29/2013	HSBC	2,073	2,043	(30)
CHF	Buy	11/29/2013	MSC	2,071	2,041	(30)
CHF	Sell	11/29/2013	BOA	7,627	7,498	129
CHF	Sell	11/29/2013	JPM	4,133	4,090	43
CLP	Sell	11/29/2013	BNP	4,711	4,644	67
CZK	Sell	11/29/2013	JPM	70	69	1
DKK	Sell	11/29/2013	BOA	134,620	132,643	1,977
DKK	Sell	12/30/2013	UBS	1,241	1,274	(33)
EUR	Buy	11/29/2013	CSFB	9,392	9,246	(146)
EUR	Buy	11/05/2013	DEUT	15,786	15,572	(214)
EUR	Buy	11/29/2013	DEUT	175	175	–
EUR	Buy	11/29/2013	HSBC	5,449	5,437	(12)
EUR	Buy	11/29/2013	MSC	41,844	41,160	(684)
EUR	Buy	11/05/2013	RBS	15,745	15,551	(194)
EUR	Sell	11/29/2013	CBA	93,708	92,198	1,510
EUR	Sell	11/29/2013	CBK	184,620	181,644	2,976
EUR	Sell	11/04/2013	DEUT	136	134	2
EUR	Sell	11/05/2013	DEUT	315	315	–
EUR	Sell	11/29/2013	DEUT	15,787	15,573	214
EUR	Sell	11/29/2013	JPM	8,298	8,204	94
EUR	Sell	11/29/2013	NAB	2,876	2,872	4
EUR	Sell	11/01/2013	RBS	207	204	3
EUR	Sell	11/29/2013	RBS	203,164	199,948	3,216
EUR	Sell	11/29/2013	SSG	43,675	42,959	716
EUR	Sell	11/29/2013	UBS	33,527	33,024	503
EUR	Sell	11/21/2013	WEST	27,678	27,792	(114)
EUR	Sell	11/29/2013	WEST	93,709	92,198	1,511
GBP	Buy	11/29/2013	BCLY	1,349	1,347	(2)
GBP	Sell	11/05/2013	BCLY	1,349	1,347	2
GBP	Sell	11/29/2013	CBK	2,744	2,728	16
GBP	Sell	11/29/2013	DEUT	2,745	2,728	17
GBP	Sell	11/29/2013	JPM	5,579	5,547	32
GBP	Sell	11/21/2013	NAB	3,853	3,852	1
GBP	Sell	11/29/2013	NAB	69,986	69,382	604
GBP	Sell	11/29/2013	SSG	3,536	3,495	41
GBP	Sell	11/29/2013	UBS	3,594	3,562	32

The accompanying notes are an integral part of these financial statements.

53

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPY	Buy	11/29/2013	DEUT	$7,631	$7,564	$(67)
JPY	Buy	11/29/2013	MSC	4,884	4,832	(52)
JPY	Sell	11/29/2013	DEUT	2,071	2,059	12
JPY	Sell	11/29/2013	GSC	1,371	1,366	5
JPY	Sell	11/29/2013	GSC	1,364	1,366	(2)
JPY	Sell	11/29/2013	HSBC	2,071	2,059	12
JPY	Sell	11/29/2013	JPM	5,584	5,568	16
JPY	Sell	11/29/2013	NAB	21,700	21,490	210
KRW	Buy	11/29/2013	UBS	52,546	52,669	123
MXN	Buy	11/29/2013	RBC	81,094	79,980	(1,114)
MXN	Sell	11/29/2013	BCLY	4,102	4,076	26
MXN	Sell	11/29/2013	DEUT	18,352	18,266	86
MXN	Sell	11/29/2013	GSC	20,207	20,156	51
MXN	Sell	11/29/2013	HSBC	20,255	20,156	99
MYR	Buy	11/29/2013	UBS	53,227	53,384	157
NOK	Buy	11/29/2013	BNP	12,486	12,373	(113)
NOK	Buy	11/29/2013	JPM	2,815	2,779	(36)
NOK	Sell	11/29/2013	BOA	4,109	4,088	21
NOK	Sell	11/29/2013	JPM	4,151	4,115	36
NZD	Buy	11/29/2013	BOA	38,128	37,672	(456)
NZD	Sell	11/29/2013	BOA	29,774	29,558	216
SEK	Buy	11/29/2013	JPM	4,161	4,077	(84)
SEK	Sell	11/29/2013	BOA	174,776	171,535	3,241
SEK	Sell	11/29/2013	JPM	4,772	4,726	46
SGD	Buy	11/29/2013	HSBC	52,732	52,565	(167)
SGD	Sell	11/29/2013	DEUT	2,804	2,801	3
SGD	Sell	11/29/2013	HSBC	522	520	2
TRY	Buy	11/29/2013	BCLY	1,355	1,353	(2)
TRY	Sell	11/29/2013	DEUT	1,366	1,353	13
ZAR	Buy	11/29/2013	HSBC	8,265	8,057	(208)
ZAR	Sell	11/29/2013	DEUT	2,715	2,666	49
ZAR	Sell	11/29/2013	HSBC	60	59	1
ZAR	Sell	11/29/2013	JPM	5,420	5,332	88
						$15,679

Credit Default Swap Contracts Outstanding at October 31, 2013

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AAA.6	GSC		$1,545	(0.18)%	07/25/45	$142	$56	$(86)
CMBX.NA.A.1	DEUT		1,030	(0.35)%	10/12/52	459	393	(66)
CMBX.NA.A.1	MSC		835	(0.35)%	10/12/52	346	319	(27)
CMBX.NA.AA.1	DEUT		1,850	(0.25)%	10/12/52	391	346	(45)
CMBX.NA.AA.1	JPM		460	(0.25)%	10/12/52	91	86	(5)
CMBX.NA.AA.2	BOA		2,115	(0.15)%	03/15/49	803	753	(50)
CMBX.NA.AJ.1	MSC		705	(0.84)%	10/12/52	49	45	(4)
CMBX.NA.AJ.4	CSI		652	(0.96)%	02/17/51	260	166	(94)
CMBX.NA.AM.2	CSI		2,180	(0.50)%	03/15/49	133	95	(38)
CMBX.NA.AM.2	DEUT		635	(0.50)%	03/15/49	36	28	(8)
CMBX.NA.AM.4	GSC		440	(0.50)%	02/17/51	69	37	(32)
ITRX.SUB.FIN.16	JPM	EUR	155	(5.00)%	12/20/16	2	(22)	(24)

The accompanying notes are an integral part of these financial statements.

54

Credit Default Swap Contracts Outstanding at October 31, 2013 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices: - (continued)
Buy protection: - (continued)
ITRX.XOV.20	ICE	EUR	14,895	(5.00)%	12/20/18	$(880)	$(1,423)	$(543)
Total						$1,901	$879	$(1,022)
Sell protection:
ABX.HE.AAA.6	DEUT		$546	0.11%	05/25/46	$(178)	$(140)	$38
CDX.NA.HY.20	CME		3,810	5.00%	06/20/18	178	291	113
CMBX.NA.AA.4	CSI		715	1.65%	02/17/51	(432)	(407)	25
CMBX.NA.AA.4	MSC		1,171	1.65%	02/17/51	(723)	(667)	56
CMBX.NA.AAA.6	CSI		1,470	0.50%	05/11/63	(33)	(55)	(22)
CMBX.NA.AAA.6	CSI		17,361	0.50%	05/11/63	(985)	(646)	339
CMBX.NA.AAA.6	DEUT		4,685	0.50%	05/11/63	(114)	(174)	(60)
CMBX.NA.AAA.6	UBS		4,340	0.50%	05/11/63	(116)	(162)	(46)
CMBX.NA.BB.6	MSC		260	5.00%	05/11/63	(21)	(20)	1
CMBX.NA.BB.6	MSC		1,970	5.00%	05/11/63	(126)	(154)	(28)
CMBX.NA.BBB-.6	CSI		380	3.00%	05/11/63	(35)	(22)	13
CMBX.NA.BBB-.6	CSI		1,430	3.00%	05/11/63	2	(83)	(85)
PrimeX.ARM.1	CSI		169	4.42%	06/25/36	15	17	2
PrimeX.ARM.2	BCLY		1,110	4.58%	12/25/37	(6)	33	39
PrimeX.ARM.2	CBK		303	4.58%	12/25/37	(54)	9	63
PrimeX.ARM.2	MSC		44	4.58%	12/25/37	(6)	2	8
PrimeX.FRM.1	JPM		148	4.42%	07/25/36	15	15	–
Total						$(2,619)	$(2,163)	$456
Total traded indices						$(718)	$(1,284)	$(566)
Credit default swaps on single-name issues:
Buy protection:
Australia & New Zealand Banking Group Ltd.	DEUT		$3,450	(1.00)% / 1.33%	12/20/18	$92	$57	$(35)
Avis Budget Group, Inc.	BOA		75	(5.00)% / 1.69%	03/20/17	3	(8)	(11)
Beazer Homes USA Inc.	BOA		1,620	(5.00)% / 4.65%	12/20/18	(15)	(26)	(11)
Commonwealth Bank of Australia	DEUT		3,450	(1.00)% / 1.33%	12/20/18	92	57	(35)
Credit Agricole SA	BCLY	EUR	16,410	(3.00)% / 0.45%	12/20/15	(1,207)	(1,220)	(13)
Credit Agricole SA	BOA	EUR	7,660	(3.00)% / 0.45%	12/20/15	(553)	(570)	(17)
Credit Agricole SA	JPM	EUR	14,035	(3.00)% / 0.45%	12/20/15	(1,038)	(1,036)	2
Domtar Corp.	GSC		55	(1.00)% / 0.78%	12/20/16	3	–	(3)
Frontier Communications	BOA		625	(5.00)% / 2.32%	09/20/17	19	(63)	(82)
National Australia Bank	DEUT		3,450	(1.00)% / 1.34%	12/20/18	92	58	(34)
Peugeot S.A.	CBK	EUR	70	(1.00)% / 2.91%	12/20/16	18	5	(13)
Rite Aid Corp.	GSC		105	(5.00)% / 1.61%	06/20/17	8	(13)	(21)
Rite Aid Corp.	GSC		40	(5.00)% / 1.45%	03/20/17	5	(5)	(10)
Societe Generale	CSI	EUR	7,875	(3.00)% / 0.35%	12/20/15	(597)	(610)	(13)
Societe Generale	DEUT	EUR	3,150	(3.00)% / 0.35%	12/20/15	(242)	(244)	(2)
Societe Generale	DEUT	EUR	8,170	(3.00)% / 0.35%	12/20/15	(604)	(604)	–
Time Warner Cable, Inc.	BCLY		1,050	(1.00)% / 1.80%	06/20/18	(5)	37	42
Time Warner Cable, Inc.	GSC		835	(1.00)% / 1.80%	06/20/18	(4)	30	34
Time Warner Cable, Inc.	JPM		1,085	(1.00)% / 1.80%	06/20/18	(5)	39	44
Westpac Banking Corp.	DEUT		3,450	(1.00)% / 1.33%	12/20/18	92	56	(36)
Total						$(3,846)	$(4,060)	$(214)
Sell protection:
Australia & New Zealand Banking Group Ltd.	DEUT		$3,450	1.00% / 0.94%	12/20/18	$(10)	$10	$20
Commonwealth Bank of Australia	DEUT		3,450	1.00% / 0.94%	12/20/18	(10)	10	20
Credit Agricole SA	BCLY	EUR	8,200	3.00% / 1.23%	12/20/18	904	980	76
Credit Agricole SA	BOA	EUR	3,840	3.00% / 1.23%	12/20/18	420	459	39
Credit Agricole SA	JPM	EUR	6,460	3.00% / 1.23%	12/20/18	752	768	16
K Hovnanian Entpers Inc.	BOA		1,650	5.00% / 5.15%	12/20/18	(39)	(11)	28
National Australia Bank	DEUT		3,450	1.00% / 0.95%	12/20/18	(10)	9	19

The accompanying notes are an integral part of these financial statements.

55

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2013
(000’s Omitted)

Credit Default Swap Contracts Outstanding at October 31, 2013 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues: - (continued)
Sell protection: - (continued)
Societe Generale	CSI	EUR	3,940	3.00% / 1.18%	12/20/18	$479	$486	$7
Societe Generale	DEUT	EUR	5,665	3.00% / 1.18%	12/20/18	674	678	4
Westpac Banking Corp.	DEUT		3,450	1.00% / 0.95%	12/20/18	(10)	9	19
Total						$3,150	$3,398	$248
Total single-name issues						$(696)	$(662)	$34
						$(1,414)	$(1,946)	$(532)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2013. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Interest Rate Swap Contracts Outstanding at October 31, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	1.88% Fixed	6M GBP LIBOR	GBP	2,740	11/08/22	$–	$224	$224
BOA	2.65% Fixed	6M JPY LIBOR	JPY	438,880	03/08/43	–	(106)	(106)
CSI	0.82% Fixed	6M JPY LIBOR	JPY	494,415	02/18/23	–	(63)	(63)
DEUT	0.82% Fixed	6M JPY LIBOR	JPY	494,410	02/18/23	–	(61)	(61)
DEUT	6M EURIBOR	1.03% Fixed	EUR	9,740	09/18/18	–	(28)	(28)
GSC	0.14% Fixed	6M CHF LIBOR	CHF	12,420	12/18/15	–	–	–
JPM	0.14% Fixed	6M CHF LIBOR	CHF	12,470	12/18/15	–	(1)	(1)
JPM	0.24% Fixed	6M CHF LIBOR	CHF	37,285	12/18/15	–	(87)	(87)
JPM	0.91% Fixed	6M GBP LIBOR	GBP	17,160	09/17/15	–	(2)	(2)
LCH	0.50% Fixed	3M LIBOR		101,450	12/18/15	9	90	81
LCH	2.24% Fixed	6M GBP LIBOR	GBP	86,950	12/16/17	–	(495)	(495)
LCH	2.62% Fixed	6M GBP LIBOR	GBP	44,410	12/16/17	–	(722)	(722)
LCH	6M EURIBOR	1.5% Fixed	EUR	10,255	12/18/18	13	239	226
MSC	2.59% Fixed	6M JPY LIBOR	JPY	551,940	03/22/43	–	(94)	(94)
						$22	$(1,106)	$(1,128)

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

56

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CME	Chicago Mercantile Exchange
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
ICE	Intercontinental Exchange
JPM	JP Morgan Chase & Co.
LCH	LCH Clearnet
MSC	Morgan Stanley
NAB	National Australia Bank
RBC	RBC Dominion Securities
RBS	RBS Greenwich Capital
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	EURO
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.NA.HY	Credit Derivatives North American High Yield
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.SUB.FIN	Markit iTraxx - Europe Sub Financials
ITRX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
PrimeX.FRM	Markit PrimeX Fixed Rate Mortgage Backed Security

Other Abbreviations:
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

57

The Hartford World Bond Fund
Investment Valuation Hierarchy Level Summary
October 31, 2013
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$227,064	$–	$205,792	$21,272
Call Options Purchased	274	–	274	–
Corporate Bonds	187,914	–	184,363	3,551
Foreign Government Obligations	1,131,201	–	1,131,201	–
Preferred Stocks	2,038	1,661	377	–
Put Options Purchased	732	331	401	–
Senior Floating Rate Interests	42,831	–	42,831	–
U.S. Government Agencies	52	–	52	–
U.S. Government Securities	154,583	14,730	139,853	–
Short-Term Investments	111,422	–	111,422	–
Total	$1,858,111	$16,722	$1,816,566	$24,823
Credit Default Swaps *	1,067	–	1,067	–
Foreign Currency Contracts *	22,118	–	22,118	–
Futures *	689	689	–	–
Interest Rate Swaps *	531	–	531	–
Written Options *	215	–	215	–
Total	$24,620	$689	$23,931	$–
Liabilities:
Credit Default Swaps *	1,599	–	1,599	–
Foreign Currency Contracts *	6,439	–	6,439	–
Futures *	5,235	5,235	–	–
Interest Rate Swaps *	1,659	–	1,659	–
Written Options *	44	44	–	–
Total	$14,976	$5,279	$9,697	$–

♦	For the year ended October 31, 2013, investments valued at $10,911 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$4,847	$451	$(121	)†	$371	$20,210	$(5,640)	$1,665	$(511)	$21,272
Corporate Bonds	—	—	—	‡	—	3,551	—	—	—	3,551
Total	$4,847	$451	$(121)		$371	$23,761	$(5,640)	$1,665	$(511)	$24,823

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was $1.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2013 was zero.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

58

The Hartford World Bond Fund
Statement of Assets and Liabilities
October 31, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,836,081)	$1,858,111
Cash	17,598 *
Foreign currency on deposit with custodian (cost $101)	100
Unrealized appreciation on foreign currency contracts	22,118
Unrealized appreciation on OTC swap contracts	1,178
Receivables:
Investment securities sold	17,080
Fund shares sold	21,652
Dividends and interest	16,060
Variation margin on financial derivative instruments	2,019
OTC swap premiums paid	6,466
Other assets	158
Total assets	1,962,540
Liabilities:
Unrealized depreciation on foreign currency contracts	6,439
Unrealized depreciation on OTC swap contracts	1,498
Payables:
Investment securities purchased	46,894
Fund shares redeemed	5,404
Investment management fees	222
Administrative fees	—
Distribution fees	57
Collateral received from broker	670
Variation margin on financial derivative instruments	332
Accrued expenses	188
OTC swap premiums received	7,178
Written options (proceeds $375)	204
Other liabilities	384
Total liabilities	69,470
Net assets	$1,893,070
Summary of Net Assets:
Capital stock and paid-in-capital	$1,888,854
Distributions in excess of net investment income	(2,318)
Accumulated net realized loss	(25,887)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	32,421
Net assets	$1,893,070

* Cash of $11,023 was pledged as initial margin deposit and collateral for daily variation margin loss on open financial derivative instruments at October 31, 2013.

The accompanying notes are an integral part of these financial statements.

59

The Hartford World Bond Fund
Statement of Assets and Liabilities – (continued)
October 31, 2013
(000’s Omitted)

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.63/$11.13
Shares outstanding	45,323
Net assets	$481,684
Class C: Net asset value per share	$10.61
Shares outstanding	16,757
Net assets	$177,802
Class I: Net asset value per share	$10.64
Shares outstanding	83,757
Net assets	$891,048
Class R3: Net asset value per share	$10.64
Shares outstanding	49
Net assets	$519
Class R4: Net asset value per share	$10.64
Shares outstanding	92
Net assets	$976
Class R5: Net asset value per share	$10.63
Shares outstanding	35
Net assets	$372
Class Y: Net asset value per share	$10.64
Shares outstanding	32,022
Net assets	$340,669

The accompanying notes are an integral part of these financial statements.

60

The Hartford World Bond Fund
Statement of Operations
For the Year Ended October 31, 2013
(000’s Omitted)

Investment Income:
Dividends	$86
Interest	28,359
Total investment income	28,445

Expenses:
Investment management fees	9,437
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	430
Class C	145
Class I	806
Class R3	—
Class R4	—
Class R5	—
Class Y	4
Distribution fees
Class A	1,003
Class C	1,559
Class R3	3
Class R4	2
Custodian fees	88
Accounting services fees	302
Registration and filing fees	158
Board of Directors' fees	32
Audit fees	24
Other expenses	167
Total expenses (before waivers and fees paid indirectly)	14,162
Expense waivers	(1,511)
Custodian fee offset	—
Total waivers and fees paid indirectly	(1,511)
Total expenses, net	12,651
Net Investment Income	15,794
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(11,391)
Net realized loss on purchased options	(1,489)
Net realized loss on futures	(5,119)
Net realized gain on written options	531
Net realized loss on swap contracts	(3,988)
Net realized gain on foreign currency contracts	6,494
Net realized loss on other foreign currency transactions	(3,428)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(18,390)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	6,503
Net unrealized depreciation of purchased options	(393)
Net unrealized depreciation of futures	(4,484)
Net unrealized appreciation of written options	102
Net unrealized depreciation of swap contracts	(566)
Net unrealized appreciation of foreign currency contracts	15,807
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	645
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	17,614
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(776)
Net Increase in Net Assets Resulting from Operations	$15,018

The accompanying notes are an integral part of these financial statements.

61

The Hartford World Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Operations:
Net investment income	$15,794	$3,741
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(18,390)	10,685
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	17,614	14,071
Net Increase in Net Assets Resulting from Operations	15,018	28,497
Distributions to Shareholders:
From net investment income
Class A	(6,063)	(1,203)
Class C	(1,266)	(239)
Class I	(12,578)	(1,838)
Class R3	(5)	(33)
Class R4	(10)	(36)
Class R5	(8)	(41)
Class Y	(4,593)	(949)
Total from net investment income	(24,523)	(4,339)
From net realized gain on investments
Class A	(2,916)	(157)
Class C	(1,137)	(44)
Class I	(4,780)	(112)
Class R3	(14)	(8)
Class R4	(16)	(8)
Class R5	(14)	(8)
Class Y	(2,063)	(35)
Total from net realized gain on investments	(10,940)	(372)
Total distributions	(35,463)	(4,711)
Capital Share Transactions:
Class A	236,592	212,029
Class C	82,938	85,469
Class I	479,276	387,492
Class R3	(773)	(844)
Class R4	(361)	(795)
Class R5	(898)	(865)
Class Y	145,527	182,305
Net increase from capital share transactions	942,301	864,791
Net Increase in Net Assets	921,856	888,577
Net Assets:
Beginning of period	971,214	82,637
End of period	$1,893,070	$971,214
Undistributed (distribution in excess of) net investment income	$(2,318)	$(538)

The accompanying notes are an integral part of these financial statements.

62

The Hartford World Bond Fund
Notes to Financial Statements
October 31, 2013
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford World Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the

63

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

64

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

65

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Dividends from net investment income are declared and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

66

Distributions from net investment income, net realized gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2013.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments

67

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies

68

relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2013.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options and written options contracts as of October 31, 2013. Transactions involving written options contracts during the year ended October 31, 2013, are summarized below:

69

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Options Contract Activity During the Year Ended October 31, 2013:

Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	11,362,000	$40
Written	47,098,000	429
Expired	(17,160,000)	(23)
Closed	(29,255,000)	(179)
Exercised	—	—
End of period	12,045,000	$267

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the period	9,000,000	$38
Written	46,249,628	467
Expired	(26,868,000)	(243)
Closed	(28,380,000)	(154)
Exercised	—	—
End of period	1,628	$108

*	The number of contracts does not omit 000's.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions, credit spreads, currency exchange rates, interest rates and other relevant factors.

70

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to credit risk. The Fund is still exposed to the credit risk of the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to all of its participants through the use of mandatory margin requirements, minimum daily cash settlements, and other procedures designed to protect counterparties utilizing the clearinghouse. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swap contracts as of October 31, 2013.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by

71

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swap contracts as of October 31, 2013.

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$427	$579	$—	$—	$—	$—	$1,006
Unrealized appreciation on foreign currency contracts	—	22,118	—	—	—	—	22,118
Unrealized appreciation on OTC swap contracts	224	—	954	—	—	—	1,178
Variation margin receivable *	2,018	—	1	—	—	—	2,019
Total	$2,669	$22,697	$955	$—	$—	$—	$26,321

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$6,439	$—	$—	$—	$—	$6,439
Unrealized depreciation on OTC swap contracts	442	—	1,056	—	—	—	1,498
Variation margin payable *	297	—	35	—	—	—	332
Written options, market value	152	52	—	—	—	—	204
Total	$891	$6,491	$1,091	$—	$—	$—	$8,473

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(4,546) and open centrally cleared swaps cumulative depreciation of $(1,340) as reported in the Schedule of Investments.

The ratio of future contracts to net assets at October 31, 2013, was 33.16% compared to the twelve-month average ratio of 39.78% during the year ended October 31, 2013. The volume of the other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2013.

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The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased options	$(237)	$(749)	$(503)	$—	$—	$—	$(1,489)
Net realized loss on futures	(5,119)	—	—	—	—	—	(5,119)
Net realized gain on written options	—	154	377	—	—	—	531
Net realized gain (loss) on swap contracts	1,320	—	(5,308)	—	—	—	(3,988)
Net realized gain on foreign currency contracts	—	6,494	—	—	—	—	6,494
Total	$(4,036)	$5,899	$(5,434)	$—	$—	$—	$(3,571)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of purchased options	$(71)	$(381)	$59	$—	$—	$—	$(393)
Net change in unrealized depreciation of futures	(4,484)	—	—	—	—	—	(4,484)
Net change in unrealized appreciation (depreciation) of written options	(44)	183	(37)	—	—	—	102
Net change in unrealized appreciation (depreciation) of swap contracts	(1,145)	—	579	—	—	—	(566)
Net change in unrealized appreciation of foreign currency contracts	—	15,807	—	—	—	—	15,807
Total	$(5,744)	$15,609	$601	$—	$—	$—	$10,466

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate

73

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Ordinary Income	$31,789	$4,521
Long-Term Capital Gains ‡	3,773	93

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

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As of October 31, 2013, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$21,539
Accumulated Capital Losses	(11,797)
Unrealized Depreciation *	(5,976)
Total Accumulated Earnings	$3,766

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$6,949
Accumulated Net Realized Gain (Loss)	(6,949)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2013 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short-Term Capital Loss Carryforward	$7,613
Long-Term Capital Loss Carryforward	4,184
Total	$11,797

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

75

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of October 31, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7000%
On next $250 million	0.6500%
On next $4.5 billion	0.6000%
On next $5 billion	0.5750%
Over $10 billion	0.5725%

The investment manager contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

Effective November 1, 2013, the new accounting services fees schedule based on the Fund’s average daily net assets is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

76

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2013, this amount, if any, is included in the Statement of Operations.

.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2013
Class A	0.93%
Class C	1.67
Class I	0.69
Class R3	1.25
Class R4	0.95
Class R5	0.65
Class Y	0.58

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – Effective June 14, 2013, HIFSCO was renamed Hartford Funds Distributors, LLC (“HFD”). HFD is the principal underwriter and distributor of the Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2013, HFD received front-end load sales charges of $1,669 and contingent deferred sales charges of $110 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the year ended October 31, 2013, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse

77

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	27%
Class R4	15
Class R5	43

As of October 31, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	9%

9.	Investment Transactions:

For the year ended October 31, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,335,736
Sales Proceeds Excluding U.S. Government Obligations	1,414,020
Cost of Purchases for U.S. Government Obligations	369,818
Sales Proceeds for U.S. Government Obligations	326,217

78

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2013, and the year ended October 31, 2012:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) of Shares
Class A
Shares	40,051	785	(18,803)	22,033	24,020	125	(4,087)	20,058
Amount	$428,748	$8,406	$(200,562)	$236,592	$253,311	$1,295	$(42,577)	$212,029
Class C
Shares	11,839	185	(4,304)	7,720	8,822	25	(700)	8,147
Amount	$126,701	$1,979	$(45,742)	$82,938	$92,550	$252	$(7,333)	$85,469
Class I
Shares	87,494	1,219	(44,043)	44,670	41,842	154	(5,288)	36,708
Amount	$936,948	$13,054	$(470,726)	$479,276	$441,796	$1,611	$(55,915)	$387,492
Class R3
Shares	27	2	(100)	(71)	16	4	(101)	(81)
Amount	$284	$19	$(1,076)	$(773)	$161	$41	$(1,046)	$(844)
Class R4
Shares	60	1	(94)	(33)	20	4	(100)	(76)
Amount	$640	$15	$(1,016)	$(361)	$207	$44	$(1,046)	$(795)
Class R5
Shares	30	2	(115)	(83)	14	5	(102)	(83)
Amount	$322	$21	$(1,241)	$(898)	$148	$49	$(1,062)	$(865)
Class Y
Shares	19,928	601	(6,835)	13,694	19,997	94	(2,669)	17,422
Amount	$212,249	$6,437	$(73,159)	$145,527	$209,587	$984	$(28,266)	$182,305
Total
Shares	159,429	2,795	(74,294)	87,930	94,731	411	(13,047)	82,095
Amount	$1,705,892	$29,931	$(793,522)	$942,301	$997,760	$4,276	$(137,245)	$864,791

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”)(now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the

79

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2013
(000’s Omitted)

Hartford retail mutual funds. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend the advisory fee claims vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarified ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of ASU 2013-01 is to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The effective date of ASU 2013-01 is for annual periods beginning on or after January 1, 2013 and interim periods within those annual periods. At this time, management is evaluating the implications of this guidance and the impact it will have on the Fund’s financial statements and footnote disclosures, if any.

80

The Hartford World Bond Fund
Financial Highlights

	- Selected Per-Share Data -(A)										- Ratios and Supplemental Data -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)		Ratio of Expenses to Average Net Assets After Adjust- ments(C)		Ratio of Net Investment Income to Average Net Assets

For the Year Ended October 31, 2013
A	$10.77	$0.10	$0.06	$0.16	$(0.18)	$(0.12)	$(0.30)	$10.63	1.47%		$481,684	1.03%		0.93%		0.95%
C	10.76	0.02	0.05	0.07	(0.10)	(0.12)	(0.22)	10.61	0.67		177,802	1.77		1.67		0.21
I	10.78	0.13	0.05	0.18	(0.20)	(0.12)	(0.32)	10.64	1.71		891,048	0.79		0.69		1.19
R3	10.78	0.06	0.05	0.11	(0.13)	(0.12)	(0.25)	10.64	1.03		519	1.40		1.25		0.60
R4	10.78	0.10	0.05	0.15	(0.17)	(0.12)	(0.29)	10.64	1.40		976	1.08		0.95		0.92
R5	10.77	0.13	0.06	0.19	(0.21)	(0.12)	(0.33)	10.63	1.73		372	0.79		0.65		1.18
Y	10.78	0.14	0.05	0.19	(0.21)	(0.12)	(0.33)	10.64	1.81		340,669	0.68		0.58		1.30

For the Year Ended October 31, 2012
A	$10.32	$0.10	$0.59	$0.69	$(0.20)	$(0.04)	$(0.24)	$10.77	6.79%		$250,916	1.11%		0.95%		0.95%
C	10.31	0.02	0.60	0.62	(0.13)	(0.04)	(0.17)	10.76	6.12		97,235	1.83		1.67		0.19
I	10.32	0.12	0.60	0.72	(0.22)	(0.04)	(0.26)	10.78	7.11		421,508	0.86		0.70		1.14
R3	10.32	0.09	0.57	0.66	(0.16)	(0.04)	(0.20)	10.78	6.51		1,297	1.51		1.25		0.85
R4	10.32	0.12	0.57	0.69	(0.19)	(0.04)	(0.23)	10.78	6.82		1,345	1.21		0.95		1.15
R5	10.32	0.15	0.56	0.71	(0.22)	(0.04)	(0.26)	10.77	7.03		1,276	0.91		0.65		1.45
Y	10.32	0.12	0.61	0.73	(0.23)	(0.04)	(0.27)	10.78	7.18		197,637	0.73		0.57		1.12

From May 31, 2011(commencement of operations), through October 31, 2011
A(D)	$10.00	$0.09	$0.28	$0.37	$(0.05)	$–	$(0.05)	$10.32	3.74	%(E)	$33,346	1.27	%(F)	0.85	%(F)	1.93	%(F)
C(D)	10.00	0.05	0.28	0.33	(0.02)	–	(0.02)	10.31	3.33	(E)	9,175	2.03	(F)	1.61	(F)	1.18	(F)
I(D)	10.00	0.09	0.29	0.38	(0.06)	–	(0.06)	10.32	3.84	(E)	24,552	1.01	(F)	0.59	(F)	2.10	(F)
R3(D)	10.00	0.07	0.29	0.36	(0.04)	–	(0.04)	10.32	3.58	(E)	2,071	1.72	(F)	1.25	(F)	1.64	(F)
R4(D)	10.00	0.09	0.28	0.37	(0.05)	–	(0.05)	10.32	3.70	(E)	2,073	1.42	(F)	0.95	(F)	1.94	(F)
R5(D)	10.00	0.10	0.28	0.38	(0.06)	–	(0.06)	10.32	3.83	(E)	2,076	1.12	(F)	0.65	(F)	2.24	(F)
Y(D)	10.00	0.10	0.28	0.38	(0.06)	–	(0.06)	10.32	3.85	(E)	9,344	1.02	(F)	0.60	(F)	2.29	(F)

(A)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(D)	Commenced operations on May 31, 2011.
(E)	Not annualized.
(F)	Annualized.

See Portfolio Turnover information on the next page.

81

The Hartford World Bond Fund
Financial Highlights - (continued)

Portfolio Turnover Rate for All Share Classes
For the Year Ended October 31, 2013	129%
For the Year Ended October 31, 2012	191
From May 31, 2011 (commencement of operations), through October 31, 2011	50

82

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford World Bond Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford World Bond Fund of The Hartford Mutual Funds, Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 18, 2013

83

The Hartford World Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2013, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

84

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of Hartford Funds Distributors, LLC (“HFD”) and Director and Chairman of the Board of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (1)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HFD.

(1) Ms. Fagley will be retiring on December 31, 2013.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HFD and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

85

The Hartford World Bond Fund
Directors and Officers (Unaudited) – (continued)

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Vice President of HFMC and HFD. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HFD. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HFD and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

Martin A. Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President and Chief Marketing Officer for HFD. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

86

The Hartford World Bond Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2013, there is no further federal tax information required for this Fund.

87

The Hartford World Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2013 through October 31, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses paid during the period April 30, 2013 through October 31, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$986.30	$4.65	$1,000.00	$1,020.52	$4.73	0.93%	184	365
Class C	$1,000.00	$981.70	$8.34	$1,000.00	$1,016.79	$8.49	1.67	184	365
Class I	$1,000.00	$987.50	$3.42	$1,000.00	$1,021.77	$3.48	0.68	184	365
Class R3	$1,000.00	$983.80	$6.25	$1,000.00	$1,018.90	$6.36	1.25	184	365
Class R4	$1,000.00	$985.30	$4.75	$1,000.00	$1,020.42	$4.84	0.95	184	365
Class R5	$1,000.00	$986.70	$3.26	$1,000.00	$1,021.93	$3.31	0.65	184	365
Class Y	$1,000.00	$988.00	$2.88	$1,000.00	$1,022.31	$2.93	0.58	184	365

88

The Hartford World Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford World Bond Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

89

The Hartford World Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HFMC, the Board noted that under the Agreements, HFMC is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HFMC’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HFMC and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Fund and HFMC’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

90

The Board considered the Consultant’s review of the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class. The Board further noted that HFMC has temporarily agreed to lower the Fund’s expense cap on each share class, and to contractually waive 0.10% of its management fee, each through February 28, 2014. The Board noted that each of these arrangements resulted in reimbursement of certain expenses incurred in 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information

91

The Hartford World Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that HFMC receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Fund. As principal underwriter, HFD receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

92

The Hartford World Bond Fund
Main Risks (Unaudited)

The main risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks. Sovereign debt investments are subject to credit risk and the risk of default.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Non-Diversified Risk: The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund.

93

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFAR-WB13 12/13 114015-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the code of ethics is filed herewith.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$695,079 for the fiscal year ended October 31, 2012; $715,215 for the fiscal year ended October 31, 2013.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$35,859 for the fiscal year ended October 31, 2012; $22,160 for the fiscal year ended October 31, 2013. Audit-related services principally in connection with Rule 17Ad-13 under the Securities and Exchange Act of 1934.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$174,995 for the fiscal year ended October 31, 2012; $234,461 for the fiscal year ended October 31, 2013. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended October 31, 2012; $0 for the fiscal year ended October 31, 2013.

(e)	(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the Registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the Independent Auditor for the Registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Independent Auditor provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the Independent Auditor to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the Independent Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.	The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services. Any action by the Designated Member in approving a requested non-audit service shall be reported to the Audit Committee not later than at its next scheduled meeting.

5.	The Independent Auditor may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the year ended October 31, 2013, were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $1,515,695 for the fiscal year ended October 31, 2012; $3,731,461 for the fiscal year ended October 31, 2013.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date:	December 11, 2013	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:	December 11, 2013	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date:	December 11, 2013	By:	/s/ Mark A. Annoni
Mark A. Annoni, Vice President,
Treasurer and Controller